UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: December 31, 2014

Date of reporting period: January 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Annual Report

December 31, 2014

American Century NVIT Multi Cap Value Fund

AR-MCV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Century NVIT Multi Cap Value Fund

For the annual period ended December 31, 2014, the American Century NVIT Multi Cap Value Fund (Class I) returned 13.12% versus 13.45% for its benchmark*, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 125 funds as of December 31, 2014) was 10.79% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

* The Fund’s benchmark changed to the Russell 1000® Value Index effective April 30, 2014. Based on discussions with the Fund’s subadviser, Nationwide Fund Advisors believes that this benchmark better represents the Fund’s investment style and holdings than its former benchmark. The Fund’s former benchmark, the Russell 3000® Value Index, returned 12.70% for the annual period ended December 31, 2014.

U.S. stocks posted solid gains for 2014. During the second half of the year, oil prices dropped dramatically, hurting energy stocks, but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace, and inflation remained below the Federal Reserve’s target for raising interest rates. Nine of the 10 sectors in the Russell 1000 Value Index generated positive returns during the reporting period. The information technology, utilities and health care sectors performed the best for the period, and the energy sector declined.

Fund performance for the reporting period was driven by security selection, while sector allocations detracted overall. Security selection and overweights in the information technology and health care sectors contributed the most to relative Fund performance for the reporting period. Selection among telecommunications services companies also was helpful to Fund performance. An overweight in the energy sector weighed the most on relative Fund results. Security selection in the consumer discretionary sector also hampered relative Fund returns during the reporting period. In the materials sector, the Fund’s security selection dragged on relative Fund results, but an underweight in the sector offset part of the detraction.

Portfolio Performance

Merger-and-acquisition activity served as a tailwind for several of the Fund’s holdings during the reporting period. Health care company CareFusion Corp. appreciated after accepting a buyout offer from Becton, Dickinson and Co. at a nearly 30% premium to the stock’s trading price at the time of the offer. In the consumer staples sector, The Hillshire Brands Co. was a top contributor for the Fund during the reporting period. Its share price appreciated when it announced it was being acquired by Tyson Foods, Inc.

Among industrials stocks, the Fund’s holdings in waste collection company Republic Services, Inc. contributed to relative Fund returns as a better economy drove volume growth. The company also benefited from solid execution by management, and the team continues to find the stock’s valuation attractive.

In the information technology sector, the Fund’s holdings in Applied Materials, Inc. enhanced relative Fund results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. In addition, the firm is working toward closing an acquisition that would be highly accretive.

Utilities name PG&E [Pacific Gas and Electric Co.], another Fund holding, appreciated after the company released earnings and gave better-than-expected guidance, including a slight increase in its rate base forecast and additional tax benefits from resolution of its 2014 rate case.

In the energy sector, the Fund’s position in Apache Corp. declined as the price of crude oil plunged during the fourth quarter of 2014. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations and the Organization of the Petroleum Exporting

4

Fund Commentary (con’t)	American Century NVIT Multi Cap Value Fund

Countries’ (OPEC) unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.

Industrial conglomerate Koninklijke Philips NV, another Fund holding, underperformed as a result of continued investor concern about the company’s announcement early in 2014 that it anticipated a drag on earnings in the near term. In addition, the company lost a patent infringement case and was ordered to pay a settlement to Masimo Corp. The team still believes the stock has an attractive valuation and that the company is moving toward improved operating margins.

The Fund’s holdings in global aluminum fabricator Constellium N.V. detracted from Fund performance during the reporting period as an acquisition increased the company’s debt burden. In addition, the company announced its intention to increase capacity during the next three years, which could limit its free cash flow generation.

Derivatives do not play a substantial role in the Fund’s investment process. Exchange-traded funds (ETFs) and futures occasionally are used in the Fund to equitize cash and temporarily gain sector exposure. The Fund did not hold any ETF positions during the reporting period, but the Fund used forward currency contracts to reduce risk that can result from currency fluctuations in foreign equity investments. The total impact of derivatives to the Fund during the year ended December 31, 2014, was positive, adding 45 basis points to the Fund’s return.

Positioning for the Future

As of December 31, 2014, the team saw attractive opportunities in energy, information technology and industrials names as reflected by the Fund’s overweights in these sectors. Conversely, smaller relative weightings were given to financials, utilities and materials stocks. In the financials sector, the team maintained the Fund’s underweight in real estate investment trusts (REITs) as continued low interest rates have kept valuations stretched. The Fund’s largest overweight is in the energy sector, where holdings are focused in integrated as well as exploration and production energy companies with significant potential for free cash flow to turn positive, and where there has been a sell-off in commodity price. The Fund is underweight the utilities sector, especially in the multi-utilities industry.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	American Century NVIT Multi Cap Value Fund

Objective

The Fund seeks capital appreciation and, secondarily, current income.

Highlights

•	The American Century NVIT Multi Cap Value Fund (Class I) returned 13.12%, underperforming the benchmark by 0.33% and outperforming the Lipper peer category median by 2.33% during the reporting period

•	Security selection and overweights in the information technology and health care sectors contributed the most to relative Fund performance for the reporting period

•	An overweight in the energy sector weighed the most on relative Fund results

Asset Allocation†

Common Stocks	97.6%
Repurchase Agreement	0.3%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	14.4%
Banks	11.9%
Pharmaceuticals	6.8%
Insurance	5.0%
Health Care Equipment & Supplies	4.7%
Semiconductors & Semiconductor Equipment	4.4%
Industrial Conglomerates	4.1%
Commercial Services & Supplies	4.0%
Capital Markets	4.0%
Technology Hardware, Storage & Peripherals	3.3%
Other Industries*	37.4%
100.0%

Top Holdings††

Exxon Mobil Corp.	4.2%
General Electric Co.	3.2%
Pfizer, Inc.	3.1%
Procter & Gamble Co. (The)	2.8%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.7%
Wells Fargo & Co.	2.7%
AT&T, Inc.	2.0%
Cisco Systems, Inc.	1.9%
Republic Services, Inc.	1.9%
Other Holdings*	72.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	13.12%	14.33%	18.09%
Class II	12.95%	14.12%	17.88%
Russell 1000® Value Index	13.45%	15.42%	19.81%
Russell 3000® Value Index	12.70%	15.34%	19.81%
CPI	0.76%	1.69%	1.73%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.89%	0.89%
Class II	1.14%	1.06%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	American Century NVIT Multi Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Multi Cap Value Fund since inception through 12/31/14 versus performance of the Russell 1000® Value Index (current benchmark), the Russell 3000® Value Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,041.00	4.53	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual	(a)	1,000.00	1,040.60	5.40	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

American Century NVIT Multi Cap Value Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 1.2%
Boeing Co. (The)	15,884	$2,064,603
Exelis, Inc.	69,038	1,210,236
Textron, Inc.	46,710	1,966,958

		5,241,797

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	12,166	1,352,494

Airlines 0.2%
Japan Airlines Co., Ltd.	29,096	862,669

Automobiles 1.2%
General Motors Co.	98,450	3,436,890
Honda Motor Co., Ltd.	65,300	1,915,790

		5,352,680

Banks 11.7%
Bank of America Corp.	240,820	4,308,270
Bank of Hawaii Corp.	14,980	888,464
BB&T Corp.	31,920	1,241,369
BOK Financial Corp.	33,110	1,987,924
Commerce Bancshares, Inc.	69,596	3,026,734
Cullen/Frost Bankers, Inc.	21,296	1,504,349
Investors Bancorp, Inc.	49,662	557,456
JPMorgan Chase & Co.	186,876	11,694,700
M&T Bank Corp.	21,327	2,679,098
PNC Financial Services Group, Inc. (The)	58,646	5,350,275
U.S. Bancorp	167,918	7,547,914
Wells Fargo & Co.	212,127	11,628,802

		52,415,355

Beverages 0.2%
PepsiCo, Inc.	8,240	779,174

Capital Markets 3.9%
Franklin Resources, Inc.	27,690	1,533,195
Goldman Sachs Group, Inc. (The)	13,652	2,646,167
LPL Financial Holdings, Inc.	47,920	2,134,836
Northern Trust Corp.	120,248	8,104,715
State Street Corp.	37,443	2,939,276

		17,358,189

Chemicals 0.2%
Mosaic Co. (The)	18,460	842,699

Commercial Services & Supplies 3.9%
ADT Corp. (The)	130,868	4,741,348
Republic Services, Inc.	207,502	8,351,955
Tyco International PLC	82,435	3,615,599
Waste Management, Inc.	13,424	688,920

		17,397,822

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 2.2%
Cisco Systems, Inc.	306,885	$8,536,006
QUALCOMM, Inc.	16,150	1,200,430

		9,736,436

Containers & Packaging 0.6%
Bemis Co., Inc.	33,731	1,524,978
Sonoco Products Co.	25,557	1,116,841

		2,641,819

Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class A*	24	5,424,000
Berkshire Hathaway, Inc., Class B*	17,560	2,636,634

		8,060,634

Diversified Telecommunication Services 2.5%
AT&T, Inc.	265,810	8,928,558
CenturyLink, Inc.	54,719	2,165,778

		11,094,336

Electric Utilities 2.7%
Great Plains Energy, Inc.	126,913	3,605,598
Southern Co. (The)	38,128	1,872,466
Westar Energy, Inc.	81,512	3,361,555
Xcel Energy, Inc.	97,115	3,488,371

		12,327,990

Electrical Equipment 0.4%
Emerson Electric Co.	32,900	2,030,917

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	19,200	1,214,400

Food & Staples Retailing 2.5%
Sysco Corp.	92,263	3,661,918
Wal-Mart Stores, Inc.	86,243	7,406,549

		11,068,467

Food Products 2.3%
ConAgra Foods, Inc.	63,050	2,287,454
General Mills, Inc.	30,460	1,624,432
J.M. Smucker Co. (The)	13,320	1,345,054
Kellogg Co.	25,223	1,650,593
Mondelez International, Inc., Class A	95,346	3,463,443

		10,370,976

Gas Utilities 0.5%
Laclede Group, Inc. (The)	46,345	2,465,554

Health Care Equipment & Supplies 4.6%
Boston Scientific Corp.*	124,473	1,649,267
CareFusion Corp.*	119,191	7,072,794
Covidien PLC	13,574	1,388,349
Medtronic, Inc.	84,600	6,108,120

10

Statement of Investments (Continued)

December 31, 2014

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	32,796	$3,093,646
Zimmer Holdings, Inc.	13,371	1,516,539

		20,828,715

Health Care Providers & Services 1.9%
LifePoint Hospitals, Inc.*	46,914	3,373,586
UnitedHealth Group, Inc.	53,235	5,381,526

		8,755,112

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	48,591	2,202,630
International Game Technology	109,023	1,880,647
International Speedway Corp., Class A	55,790	1,765,753

		5,849,030

Household Products 2.8%
Procter & Gamble Co. (The)	136,919	12,471,952

Industrial Conglomerates 4.1%
General Electric Co.	559,773	14,145,464
Koninklijke Philips NV	140,449	4,071,055

		18,216,519

Information Technology Services 0.2%
Teradata Corp.*	20,160	880,589

Insurance 4.8%
ACE Ltd.	20,185	2,318,853
Aflac, Inc.	37,566	2,294,907
Brown & Brown, Inc.	21,839	718,722
Chubb Corp. (The)	33,909	3,508,564
HCC Insurance Holdings, Inc.	58,377	3,124,337
MetLife, Inc.	65,825	3,560,474
Reinsurance Group of America, Inc.	32,040	2,807,345
Travelers Cos., Inc. (The)	16,800	1,778,280
Unum Group	47,530	1,657,846

		21,769,328

Leisure Products 0.1%
Mattel, Inc.	18,130	561,033

Media 1.0%
Discovery Communications, Inc., Class A*	25,900	892,255
Markit Ltd.*	75,104	1,984,999
Walt Disney Co. (The)	16,341	1,539,159

		4,416,413

Metals & Mining 1.2%
Constellium NV, Class A*	72,245	1,186,985
Freeport-McMoRan, Inc.	90,640	2,117,350
Newmont Mining Corp.	45,472	859,421
Nucor Corp.	21,950	1,076,648

		5,240,404

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 1.0%
Target Corp.	57,186	$4,340,989

Multi-Utilities 1.1%
PG&E Corp.	95,324	5,075,050

Oil, Gas & Consumable Fuels 14.1%
Apache Corp.	71,268	4,466,366
California Resources Corp.*	33,917	186,883
Chevron Corp.	109,851	12,323,085
Devon Energy Corp.	47,941	2,934,469
Exxon Mobil Corp.	198,871	18,385,624
Imperial Oil Ltd.	133,781	5,763,246
Occidental Petroleum Corp.	87,484	7,052,085
Peabody Energy Corp.	163,079	1,262,231
Southwestern Energy Co.*	49,364	1,347,144
Total SA	114,932	5,888,198
Ultra Petroleum Corp.* (a)	121,508	1,599,045
Williams Partners LP	40,875	1,829,156

		63,037,532

Pharmaceuticals 6.7%
Johnson & Johnson	75,541	7,899,323
Merck & Co., Inc.	120,505	6,843,479
Pfizer, Inc.	441,600	13,755,840
Sanofi	16,450	1,499,754

		29,998,396

Real Estate Investment Trusts (REITs) 3.1%
Annaly Capital Management, Inc.	240,091	2,595,384
Capstead Mortgage Corp.	121,530	1,492,388
Corrections Corp. of America	100,202	3,641,341
Empire State Realty Trust, Inc., Class A	102,514	1,802,196
Piedmont Office Realty Trust, Inc., Class A	176,510	3,325,448
Weyerhaeuser Co.	26,350	945,702

		13,802,459

Road & Rail 0.5%
Heartland Express, Inc.	14,284	385,811
Werner Enterprises, Inc.	60,177	1,874,513

		2,260,324

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	149,907	3,735,682
Broadcom Corp., Class A	36,160	1,566,813
Intel Corp.	220,340	7,996,138
Marvell Technology Group Ltd.	58,440	847,380
Maxim Integrated Products, Inc.	38,170	1,216,478
Microchip Technology, Inc.	20,080	905,809
MKS Instruments, Inc.	29,200	1,068,720
Teradyne, Inc.	89,725	1,775,658

		19,112,678

11

Statement of Investments (Continued)

December 31, 2014

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 1.4%
Microsoft Corp.	75,910	$3,526,019
NICE-Systems Ltd., ADR-IL	26,406	1,337,464
Oracle Corp.	33,977	1,527,946

		6,391,429

Specialty Retail 0.6%
Lowe’s Cos., Inc.	42,526	2,925,789

Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	27,672	3,054,435
EMC Corp.	144,376	4,293,742
Hewlett-Packard Co.	66,411	2,665,074
QLogic Corp.*	44,894	597,988
SanDisk Corp.	18,780	1,840,065
Western Digital Corp.	18,802	2,081,381

		14,532,685

Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.	36,374	1,366,208

Thrifts & Mortgage Finance 0.5%
People’s United Financial, Inc.	148,490	2,254,078

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	28,580	1,111,171

Total Common Stocks (cost $356,493,880)		437,812,291

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $1,147,505, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $1,170,454. (b)(c)	$1,147,500	$1,147,500

Total Repurchase Agreement (cost $1,147,500)		1,147,500

Total Investments (cost $357,641,380) (d) — 97.9%		438,959,791
Other assets in excess of liabilities — 2.1%		9,587,601

NET ASSETS — 100.0%		$448,547,392

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $1,118,600.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $1,147,500.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

12

Statement of Investments (Continued)

December 31, 2014

American Century NVIT Multi Cap Value Fund (Continued)

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	JPMorgan Chase Bank	01/30/15	(5,793,317)	$(4,980,927)	$(4,983,780)	$(2,853)
Canadian Dollar	JPMorgan Chase Bank	01/30/15	(172,992)	(148,825)	(148,819)	6
Euro	UBS AG	01/30/15	(7,029,773)	(8,599,873)	(8,508,730)	91,143
Euro	UBS AG	01/30/15	(214,092)	(260,347)	(259,134)	1,213
Japanese Yen	Credit Suisse International	01/30/15	(7,969,598)	(66,173)	(66,550)	(377)
Japanese Yen	Credit Suisse International	01/30/15	(252,236,355)	(2,111,321)	(2,106,289)	5,032

Total Short Contracts				$(16,167,466)	$(16,073,302)	$94,164

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Japanese Yen	Credit Suisse International	01/30/15	8,960,903	$75,022	$74,828	$(194)

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2014

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value* (cost $356,493,880)	$437,812,291
Repurchase agreement, at value (cost $1,147,500)	1,147,500

Total Investments, at value (total cost $357,641,380)	438,959,791

Cash	11,433,183
Foreign currencies, at value (cost $10,179)	10,157
Dividends receivable	992,507
Security lending income receivable	10,964
Receivable for investments sold	1,229,583
Receivable for capital shares issued	19,913
Reclaims receivable	6,202
Unrealized appreciation on forward foreign currency contracts (Note 2)	97,394
Prepaid expenses	718

Total Assets	452,760,412

Liabilities:
Payable for investments purchased	1,444,213
Payable for capital shares redeemed	1,230,840
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,424
Payable upon return of securities loaned (Note 2)	1,147,500
Accrued expenses and other payables:
Investment advisory fees	216,699
Fund administration fees	14,806
Distribution fees	25,872
Administrative servicing fees	94,694
Accounting and transfer agent fees	224
Custodian fees	1,358
Compliance program costs (Note 3)	357
Professional fees	18,742
Printing fees	13,664
Other	627

Total Liabilities	4,213,020

Net Assets	$448,547,392

Represented by:
Capital	$312,740,707
Accumulated undistributed net investment income	4,660,072
Accumulated net realized gains from investments, forward and foreign currency transactions	49,735,413
Net unrealized appreciation/(depreciation) from investments	81,318,411
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	93,970
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,181)

Net Assets	$448,547,392

*	Includes value of securities on loan of $1,118,600 (Note 2).

14

Statement of Assets and Liabilities (Continued)

December 31, 2014

American Century NVIT Multi Cap Value Fund
Net Assets:
Class I Shares	$268,170,178
Class II Shares	180,377,214

Total	$448,547,392

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,994,401
Class II Shares	9,454,854

Total	23,449,255

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.16
Class II Shares	$19.08

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2014

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,379,066
Income from securities lending (Note 2)	44,363
Interest income	4,833
Foreign tax withholding	(109,284)

Total Income	11,318,978

EXPENSES:
Investment advisory fees	2,516,866
Fund administration fees	172,353
Distribution fees Class II Shares	435,480
Administrative servicing fees Class I Shares	668,409
Administrative servicing fees Class II Shares	435,480
Professional fees	41,640
Printing fees	20,289
Trustee fees	12,710
Custodian fees	16,465
Accounting and transfer agent fees	1,511
Compliance program costs (Note 3)	1,416
Other	11,854

Total expenses before earnings credit and fees waived	4,334,473

Earnings credit (Note 4)	(24)
Distribution fees waived — Class II (Note 3)	(139,355)

Net Expenses	4,195,094

NET INVESTMENT INCOME	7,123,884

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	52,620,185
Net realized gains from forward and foreign currency transactions (Note 2)	1,812,538

Net realized gains from investments, forward and foreign currency transactions	54,432,723

Net change in unrealized appreciation/(depreciation) from investments	(7,496,640)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	202,275
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,492)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(7,300,857)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	47,131,866

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,255,750

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$7,123,884	$6,814,734
Net realized gains from investments, forward and foreign currency transactions	54,432,723	51,380,988
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(7,300,857)	55,929,270

Change in net assets resulting from operations	54,255,750	114,124,992

Distributions to Shareholders From:
Net investment income:
Class I	(5,288,406)	(4,669,801)
Class II	(3,212,653)	(2,750,530)
Net realized gains:
Class I	(29,406,176)	(4,908,366)
Class II	(19,154,539)	(3,135,433)

Change in net assets from shareholder distributions	(57,061,774)	(15,464,130)

Change in net assets from capital transactions	9,397,351	(36,700,822)

Change in net assets	6,591,327	61,960,040

Net Assets:
Beginning of year	441,956,065	379,996,025

End of year	$448,547,392	$441,956,065

Accumulated undistributed net investment income at end of year	$4,660,072	$4,454,154

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,801,748	$4,541,656
Dividends reinvested	34,694,582	9,578,167
Cost of shares redeemed	(38,671,936)	(41,467,723)

Total Class I Shares	1,824,394	(27,347,900)

Class II Shares
Proceeds from shares issued	11,627,826	9,659,688
Dividends reinvested	22,367,192	5,885,963
Cost of shares redeemed	(26,422,061)	(24,898,573)

Total Class II Shares	7,572,957	(9,352,922)

Change in net assets from capital transactions	$9,397,351	$(36,700,822)

17

Statements of Changes in Net Assets (Continued)

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	295,559	255,094
Reinvested	1,837,931	524,211
Redeemed	(1,964,340)	(2,333,786)

Total Class I Shares	169,150	(1,554,481)

Class II Shares
Issued	595,562	544,036
Reinvested	1,191,013	323,803
Redeemed	(1,333,210)	(1,417,389)

Total Class II Shares	453,365	(549,550)

Total change in shares	622,515	(2,104,031)

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%	$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013 (c)	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%	$268,063,713	0.89%	1.69%	0.89%	48.11%
Year Ended December 31, 2012 (c)	$14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	$15.26	14.66%	$234,721,079	0.91%	1.80%	0.91%	44.60%
Year Ended December 31, 2011 (c)	$14.19	0.26	(0.17)	0.09	(0.24)	(0.04)	(0.28)	$14.00	0.65%	$245,684,277	0.91%	1.80%	0.91%	61.37%
Year Ended December 31, 2010 (c)	$12.74	0.24	1.45	1.69	(0.09)	(0.15)	(0.24)	$14.19	13.46%	$305,129,292	0.88%	1.77%	0.95%	181.67%

Class II Shares
Year Ended December 31, 2014 (c)	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%	$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013 (c)	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%	$173,892,352	1.06%	1.52%	1.14%	48.11%
Year Ended December 31, 2012 (c)	$13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	$15.21	14.45%	$145,274,946	1.08%	1.63%	1.16%	44.60%
Year Ended December 31, 2011 (c)	$14.15	0.23	(0.16)	0.07	(0.22)	(0.04)	(0.26)	$13.96	0.49%	$150,054,472	1.08%	1.64%	1.16%	61.37%
Year Ended December 31, 2010 (c)	$12.73	0.24	1.41	1.65	(0.08)	(0.15)	(0.23)	$14.15	13.15%	$162,949,432	1.08%	1.78%	1.43%	181.67%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

20

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,241,797	$—	$—	$5,241,797
Air Freight & Logistics	1,352,494	—	—	1,352,494
Airlines	—	862,669	—	862,669
Automobiles	3,436,890	1,915,790	—	5,352,680
Banks	52,415,355	—	—	52,415,355
Beverages	779,174	—	—	779,174
Capital Markets	17,358,189	—	—	17,358,189
Chemicals	842,699	—	—	842,699
Commercial Services & Supplies	17,397,822	—	—	17,397,822
Communications Equipment	9,736,436	—	—	9,736,436
Containers & Packaging	2,641,819	—	—	2,641,819
Diversified Financial Services	8,060,634	—	—	8,060,634
Diversified Telecommunication Services	11,094,336	—	—	11,094,336
Electric Utilities	12,327,990	—	—	12,327,990
Electrical Equipment	2,030,917	—	—	2,030,917
Electronic Equipment, Instruments & Components	1,214,400	—	—	1,214,400
Food & Staples Retailing	11,068,467	—	—	11,068,467
Food Products	10,370,976	—	—	10,370,976
Gas Utilities	2,465,554	—	—	2,465,554
Health Care Equipment & Supplies	20,828,715	—	—	20,828,715
Health Care Providers & Services	8,755,112	—	—	8,755,112
Hotels, Restaurants & Leisure	5,849,030	—	—	5,849,030
Household Products	12,471,952	—	—	12,471,952
Industrial Conglomerates	14,145,464	4,071,055	—	18,216,519
Information Technology Services	880,589	—	—	880,589
Insurance	21,769,328	—	—	21,769,328
Leisure Products	561,033	—	—	561,033
Media	4,416,413	—	—	4,416,413
Metals & Mining	5,240,404	—	—	5,240,404
Multiline Retail	4,340,989	—	—	4,340,989
Multi-Utilities	5,075,050	—	—	5,075,050
Oil, Gas & Consumable Fuels	57,149,334	5,888,198	—	63,037,532
Pharmaceuticals	28,498,642	1,499,754	—	29,998,396
Real Estate Investment Trusts (REITs)	13,802,459	—	—	13,802,459
Road & Rail	2,260,324	—	—	2,260,324
Semiconductors & Semiconductor Equipment	19,112,678	—	—	19,112,678
Software	6,391,429	—	—	6,391,429
Specialty Retail	2,925,789	—	—	2,925,789
Technology Hardware, Storage & Peripherals	14,532,685	—	—	14,532,685
Textiles, Apparel & Luxury Goods	1,366,208	—	—	1,366,208
Thrifts & Mortgage Finance	2,254,078	—	—	2,254,078
Wireless Telecommunication Services	1,111,171	—	—	1,111,171
Total Common Stocks	$423,574,825	$14,237,466	$—	$437,812,291
Forward Foreign Currency Contracts	—	97,394	—	97,394
Repurchase Agreement	—	1,147,500	—	1,147,500
Total Assets	$423,574,825	$15,482,360	$—	$439,057,185

22

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Liabilities:
Forward Foreign Currency Contracts	$—	$(3,424)	$—	$(3,424)
Total Liabilities	$—	$(3,424)	$—	$(3,424)
Total	$423,574,825	$15,478,936	$—	$439,053,761

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

23

Notes to Financial Statements (Continued)

December 31, 2014

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$97,394
Total		$97,394

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(3,424)
Total		$(3,424)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,946,751
Total	$1,946,751

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$202,275
Total	$202,275

The Subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

24

Notes to Financial Statements (Continued)

December 31, 2014

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$97,394	$—	$97,394
Total	$97,394	$—	$97,394

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$5,032	$(571)	$—	$4,461
JPMorgan Chase Bank	6	(6)	—	—
UBS AG	92,356	—	—	92,356
Total	$97,394	$(577)	$—	$96,817

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(3,424)	$—	$(3,424)
Total	$(3,424)	$—	$(3,424)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(571)	$571	$—	$—
JPMorgan Chase Bank	(2,853)	6	—	(2,847)
Total	$(3,424)	$577	$—	$(2,847)

Amounts designated as “—” are zero.

25

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$1,147,500	$—	$1,147,500	$(1,147,500)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

27

Notes to Financial Statements (Continued)

December 31, 2014

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2013 are primarily attributable to foreign currency gains and losses, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and partnership distributions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments, forward and foreign currency transactions
$(337)	$1,583,093	$(1,582,756)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

28

Notes to Financial Statements (Continued)

December 31, 2014

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.57%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, according to the table below through April 30, 2015.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

29

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $172,353 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,416.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $139,355.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,103,889 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% and 0.25% for Class I Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

30

Notes to Financial Statements (Continued)

December 31, 2014

require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5. Investment	Transactions

For the year ended December 31, 2014, the Fund had purchases of $177,404,811 and sales of $221,551,512 (excluding short-term securities).

6. Portfolio	Investment Risks

Risks	Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take

31

Notes to Financial Statements (Continued)

December 31, 2014

effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,087,570	$33,974,204	$57,061,774	$—	$57,061,774

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,858,831	$1,605,299	$15,464,130	$—	$15,464,130

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$14,892,526	$41,320,355	$56,212,881	$—	$79,593,804	$135,806,685

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$359,364,804	$89,794,872	$(10,199,885)	$79,594,987

32

Notes to Financial Statements (Continued)

December 31, 2014

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Multi Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Multi Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

34

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 42.15%.

The Fund designates $33,974,204, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

39

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

41

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

43

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

44

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

45

Annual Report

December 31, 2014

American Century NVIT Growth Fund

AR-GR 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Century NVIT Growth Fund

For the annual period ended December 31, 2014, the American Century NVIT Growth Fund (Class I) returned 11.33% versus 13.05% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 219 funds as of December 31, 2014) was 9.68% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Equity indexes delivered solid returns for 2014, despite some volatility. Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns. Plunging oil prices in the second half of 2014, triggered by surging U.S. output and weakening global demand, were a significant source of uneasiness. Despite the weakness of the global economy, U.S. economic data continued to improve during the reporting period. The U.S. dollar strengthened against most major currencies, especially the euro, heightening fears that the European economy could fall into deflation. Concerns about eventual Federal Reserve moves to raise interest rates lingered in the background, but continued Fed reassurances largely calmed markets. The Russell 1000 Growth Index was led by the health care sector, which returned nearly 29%, followed by the small utilities sector, information technology and consumer staples. Energy declined sharply along with oil prices and was the only sector to post negative returns in the benchmark during the reporting period.

The Fund underperformed the benchmark during the reporting period due to stock selection, especially in health care, industrials and financials. Stock decisions in materials, consumer staples and consumer discretionary all aided relative Fund results for the period.

Leading Contributors

The Fund’s holdings in gaming software maker Electronic Arts Inc. benefited from continued

margin expansion and better-than-expected sales of new games. The company has been helped by the shift to digital downloads as the preferred method of distribution — a higher-margin product than retail packaged goods — as well as growth in sports games for mobile users. New titles appear to have potential for strong sales.

Hotelier Marriott International, Inc., another Fund holding, enjoyed solid profit growth as room capacity and rates have become attractive after years of little or no room growth in the industry.

Rail transportation company and Fund holding Union Pacific Corp. was another notable contributor to relative Fund return during the reporting period. Because new sources of crude often don’t have a pipeline infrastructure to the coasts, rail has emerged as a necessary means of crude transport. In addition, railroads are seeing sharp increases in volumes of sand used in fracturing (extraction of energy resources from underground deposits). The stock did weaken later in 2014 as investors worried about declining oil transport volumes. The Fund benefited during the reporting period from having no exposure to technology firms such as International Business Machines Corp., which reported disappointing revenues and the departure of its CEO.

Leading Detractors

Computers and peripherals giant Apple Inc. was a notable detractor from Fund performance compared with the benchmark during the reporting period. The Fund had some exposure to the stock, but less than that of the benchmark; we believed that Apple would have difficulty continuing to rapidly improve earnings. Nevertheless, Apple stock did well as a result of excitement around the company’s new product launches.

The Fund’s holdings in electronics retailer Best Buy Co., Inc. proved to be a major detractor from Fund performance during the reporting period. The company reported much-weaker-than-expected 2013 holiday sales amid a promotional sales environment that failed to drive higher industry demand. The promotions hit both the top line and margins, causing the company to miss earnings and lower its future guidance.

4

Fund Commentary (con’t.)	American Century NVIT Growth Fund

The Fund held positions in North American energy exploration and production firms such as Concho Resources Inc., which suffered from a slowdown in takeaway capacity as well as the continued decline in oil prices that affected the sector generally during a portion of the reporting period.

The Fund’s holdings in Las Vegas Sands Corp. underperformed during the reporting period due to poor performance from its Macau property as Chinese economic growth moderated and the quadrennial staging of the World Cup negatively affected casino visits.

A Large Growth Portfolio

In the opinion of the investment team, stock selection — rather than sector allocation or market timing via the use of cash — is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the Fund’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what the investment team believes to be superior individual securities.

As of December 31, 2014, the health care and industrials sectors represented the Fund’s largest overweight positions. Materials, financials and information technology were the largest underweight allocations in the Fund as of year’s end.

In the health care sector, the managers favored health care equipment and supplies as well as pharmaceuticals companies. Medical device companies should see a better environment from higher utilization rates in the United States. Pharmaceutical and biotechnology pipelines are robust, with ample clinical trial readouts, and recently launched products are materially additive.

At the other end of the spectrum, the Fund’s underweight position in the materials sector is attributable in part to the managers’ decision to reduce the Fund’s stake in the chemicals industry. The Fund has exposure to companies that are benefiting from consumer and nonresidential construction demand trends, but the Fund has no exposure to agricultural-related chemical companies due to a lower pricing environment for corn. The Fund also is underexposed to the mining and packaging stocks due to weaker end markets.

The Fund did not hold derivatives during the period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

E.A. Prescott LeGard, CFA and Gregory J. Woodhams, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	American Century NVIT Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The American Century NVIT Growth Fund (Class I) returned 11.33%, underperforming the benchmark by 1.72% and outperforming the Lipper peer category median by 1.65% during the reporting period

•	Stock decisions in materials, consumer staples and consumer discretionary all aided relative Fund results during the reporting period

•	The Fund underperformed the benchmark during the reporting period due to stock selection, especially in health care, industrials and financials

Asset Allocation†

Common Stocks	99.7%
Repurchase Agreement	1.6%
Exchange Traded Fund	0.1%
Liabilities in excess of other assets	(1.4)%
100.0%

Top Industries††

Information Technology Services	7.6%
Specialty Retail	6.5%
Biotechnology	6.5%
Media	6.0%
Internet Software & Services	5.5%
Aerospace & Defense	5.4%
Software	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Machinery	3.8%
Oil, Gas & Consumable Fuels	3.6%
Other Industries*	45.2%
100.0%

Top Holdings††

Apple, Inc.	4.9%
Visa, Inc., Class A	4.3%
Comcast Corp., Class A	3.2%
Boeing Co. (The)	2.6%
Exxon Mobil Corp.	2.4%
PepsiCo, Inc.	2.3%
Facebook, Inc., Class A	2.3%
Union Pacific Corp.	2.2%
Lockheed Martin Corp.	2.2%
CVS Health Corp.	2.0%
Other Holdings*	71.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	American Century NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	11.33%	14.29%	7.99%	—
Class II	11.04%	—	—	11.65%	[2]
Class IV	11.33%	14.29%	7.99%	—
Russell 1000® Growth Index	13.05%	15.81%	8.49%	—
CPI	0.76%	1.69%	2.12%	—

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 2, 2011.

Expense Ratios

Expense Ratio^
Class I	0.87%
Class II	1.12%
Class IV	0.87%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	American Century NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Growth Fund versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	American Century NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,048.60	4.29	0.83
	Hypothetical	(a)(b)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(a)	1,000.00	1,047.50	5.57	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.76	5.50	1.08
Class IV Shares	Actual	(a)	1,000.00	1,049.10	4.29	0.83
	Hypothetical	(a)(b)	1,000.00	1,021.02	4.23	0.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

American Century NVIT Growth Fund

Common Stocks 99.7%

	Shares	Market Value

Aerospace & Defense 5.5%
Boeing Co. (The)	39,055	$5,076,369
Lockheed Martin Corp.	22,194	4,273,898
Raytheon Co.	11,905	1,287,764

		10,638,031

Airlines 0.7%
Alaska Air Group, Inc.	23,246	1,389,181

Automobiles 0.6%
Harley-Davidson, Inc.	17,592	1,159,489

Banks 2.1%
SunTrust Banks, Inc.	24,841	1,040,838
Wells Fargo & Co.	56,820	3,114,872

		4,155,710

Beverages 2.4%
PepsiCo, Inc.	48,628	4,598,264

Biotechnology 6.6%
Alexion Pharmaceuticals, Inc.*	17,209	3,184,181
Biogen Idec, Inc.*	9,463	3,212,216
Gilead Sciences, Inc.*	38,556	3,634,289
Incyte Corp.*	15,994	1,169,321
Regeneron Pharmaceuticals, Inc.*	3,809	1,562,642

		12,762,649

Capital Markets 1.9%
Franklin Resources, Inc.	36,090	1,998,303
Invesco Ltd.	43,400	1,715,168

		3,713,471

Chemicals 2.1%
PPG Industries, Inc.	9,959	2,302,023
Sherwin-Williams Co. (The)	6,990	1,838,649

		4,140,672

Communications Equipment 2.9%
Cisco Systems, Inc.	68,755	1,912,420
QUALCOMM, Inc.	50,366	3,743,705

		5,656,125

Electrical Equipment 0.6%
Generac Holdings, Inc.* (a)	24,841	1,161,565

Energy Equipment & Services 0.4%
National Oilwell Varco, Inc.	10,496	687,803

Food & Staples Retailing 2.4%
CVS Health Corp.	40,115	3,863,476
Kroger Co. (The)	12,696	815,210

		4,678,686

Common Stocks (continued)

	Shares	Market Value

Food Products 2.1%
ConAgra Foods, Inc.	20,188	$732,421
Hershey Co. (The)	14,680	1,525,692
Mead Johnson Nutrition Co.	18,959	1,906,138

		4,164,251

Health Care Equipment & Supplies 3.3%
C.R. Bard, Inc.	12,022	2,003,106
DENTSPLY International, Inc.	25,969	1,383,368
Intuitive Surgical, Inc.*	3,698	1,956,020
Medtronic, Inc.	13,550	978,310

		6,320,804

Health Care Providers & Services 2.5%
Cardinal Health, Inc.	17,426	1,406,801
Express Scripts Holding Co.*	28,727	2,432,315
Quest Diagnostics, Inc.	16,213	1,087,244

		4,926,360

Health Care Technology 0.6%
Cerner Corp.*	17,822	1,152,371

Hotels, Restaurants & Leisure 2.0%
Chipotle Mexican Grill, Inc.*	1,643	1,124,650
Marriott International, Inc., Class A	22,687	1,770,267
MGM Resorts International*	46,930	1,003,363

		3,898,280

Household Products 0.8%
Church & Dwight Co., Inc.	20,880	1,645,553

Industrial Conglomerates 1.8%
3M Co.	20,769	3,412,762

Information Technology Services 7.7%
Alliance Data Systems Corp.*	7,868	2,250,641
Cognizant Technology Solutions Corp., Class A*	30,611	1,611,975
Fiserv, Inc.*	22,545	1,600,019
Teradata Corp.*	22,254	972,055
Visa, Inc., Class A	32,030	8,398,266

		14,832,956

Internet & Catalog Retail 1.7%
Expedia, Inc.	39,444	3,366,940

Internet Software & Services 5.6%
Facebook, Inc., Class A*	57,766	4,506,903
Google, Inc., Class A*	4,441	2,356,661
LinkedIn Corp., Class A*	3,437	789,513
Pandora Media, Inc.* (a)	54,674	974,838
VeriSign, Inc.*	16,049	914,793
Yelp, Inc.* (a)	23,645	1,294,091

		10,836,799

10

Statement of Investments (Continued)

December 31, 2014

American Century NVIT Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 1.8%
Illumina, Inc.*	7,851	$1,449,137
Mettler-Toledo International, Inc.*	3,487	1,054,678
Waters Corp.*	9,019	1,016,622

		3,520,437

Machinery 3.9%
Caterpillar, Inc.	32,498	2,974,542
Parker-Hannifin Corp.	15,410	1,987,120
WABCO Holdings, Inc.*	12,444	1,303,882
Wabtec Corp.	14,651	1,273,025

		7,538,569

Media 6.1%
Comcast Corp., Class A	109,659	6,361,319
Scripps Networks Interactive, Inc., Class A	11,339	853,487
Sirius XM Holdings, Inc.*	299,241	1,047,343
Walt Disney Co. (The)	36,923	3,477,777

		11,739,926

Metals & Mining 0.2%
United States Steel Corp.	13,384	357,888

Multiline Retail 1.4%
Macy’s, Inc.	42,266	2,778,989

Oil, Gas & Consumable Fuels 3.7%
Concho Resources, Inc.*	5,681	566,680
Exxon Mobil Corp.	51,268	4,739,727
Occidental Petroleum Corp.	10,090	813,355
Phillips 66	13,819	990,822

		7,110,584

Personal Products 1.0%
Estee Lauder Cos., Inc. (The), Class A	24,554	1,871,015

Pharmaceuticals 2.3%
Eli Lilly & Co.	6,317	435,810
Jazz Pharmaceuticals PLC*	5,907	967,153
Teva Pharmaceutical Industries Ltd., ADR-IL	37,628	2,163,986
Zoetis, Inc.	22,179	954,363

		4,521,312

Road & Rail 2.3%
Union Pacific Corp.	36,600	4,360,158

Semiconductors & Semiconductor Equipment 1.0%
Altera Corp.	32,213	1,189,948
Xilinx, Inc.	16,104	697,142

		1,887,090

Common Stocks (continued)

	Shares	Market Value

Software 5.0%
Electronic Arts, Inc.*	26,917	$1,265,503
Intuit, Inc.	31,583	2,911,637
NetSuite, Inc.* (a)	9,982	1,089,735
Oracle Corp.	78,076	3,511,077
Splunk, Inc.*	16,780	989,181

		9,767,133

Specialty Retail 6.6%
AutoZone, Inc.*	4,197	2,598,405
Bed Bath & Beyond, Inc.*	34,286	2,611,565
Gap, Inc. (The)	40,619	1,710,466
O’Reilly Automotive, Inc.*	6,546	1,260,890
Ross Stores, Inc.	18,769	1,769,166
TJX Cos., Inc. (The)	41,403	2,839,418

		12,789,910

Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	87,880	9,700,194

Tobacco 1.6%
Philip Morris International, Inc.	37,226	3,032,058

Wireless Telecommunication Services 1.5%
SBA Communications Corp., Class A*	26,214	2,903,463

Total Common Stocks (cost $170,926,918)		193,177,448

Exchange Traded Fund 0.1%
Equity 0.1%
iShares Russell 1000 Growth ETF	2,032	194,279

Total Exchange Traded Fund (cost $195,289)		194,279

Repurchase Agreement 1.6%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $3,145,880, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $3,208,796. (b)(c)	$3,145,867	3,145,867

Total Repurchase Agreement (cost $3,145,867)		3,145,867

Total Investments (cost $174,268,074) (d) — 101.4%		196,517,594
Liabilities in excess of other assets — (1.4%)		(2,711,821)

NET ASSETS — 100.0%		$193,805,773

11

Statement of Investments (Continued)

December 31, 2014

American Century NVIT Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $3,068,387.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $3,145,867.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IL	Israel

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2014

American Century NVIT Growth Fund
Assets:
Investments, at value* (cost $171,122,207)	$193,371,727
Repurchase agreement, at value (cost $3,145,867)	3,145,867

Total Investments, at value (total cost $174,268,074)	196,517,594

Cash	1,008,126
Dividends receivable	194,854
Security lending income receivable	1,013
Receivable for investments sold	3,409,378
Receivable for capital shares issued	13,464
Reclaims receivable	1,026
Prepaid expenses	293

Total Assets	201,145,748

Liabilities:
Payable for investments purchased	3,705,686
Payable for capital shares redeemed	318,064
Payable upon return of securities loaned (Note 2)	3,145,867
Accrued expenses and other payables:
Investment advisory fees	96,032
Fund administration fees	10,332
Distribution fees	11,177
Administrative servicing fees	26,310
Accounting and transfer agent fees	102
Custodian fees	507
Compliance program costs (Note 3)	151
Professional fees	17,173
Printing fees	8,230
Other	344

Total Liabilities	7,339,975

Net Assets	$193,805,773

Represented by:
Capital	$144,455,515
Accumulated undistributed net investment income	36,946
Accumulated net realized gains from investments	27,063,960
Net unrealized appreciation/(depreciation) from investments	22,249,520
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(168)

Net Assets	$193,805,773

*	Includes value of securities on loan of $3,068,387 (Note 2)

13

Statement of Assets and Liabilities (Continued)

December 31, 2014

American Century NVIT Growth Fund
Net Assets:
Class I Shares	$114,808,351
Class II Shares	53,808,804
Class IV Shares	25,188,618

Total	$193,805,773

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,144,974
Class II Shares	3,699,522
Class IV Shares	1,128,905

Total	9,973,401

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.31
Class II Shares	$14.54
Class IV Shares	$22.31

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2014

American Century NVIT Growth Fund
INVESTMENT INCOME:
Dividend income	$2,338,817
Income from securities lending (Note 2)	6,818
Interest income	1,011
Foreign tax withholding	(1,996)

Total Income	2,344,650

EXPENSES:
Investment advisory fees	1,077,412
Fund administration fees	118,202
Distribution fees Class II Shares	109,479
Administrative servicing fees Class I Shares	166,171
Administrative servicing fees Class II Shares	65,687
Administrative servicing fees Class IV Shares	37,495
Professional fees	31,792
Printing fees	15,768
Trustee fees	5,245
Custodian fees	6,732
Accounting and transfer agent fees	725
Compliance program costs (Note 3)	581
Other	6,976

Total expenses before earnings credit and fees waived	1,642,265

Earnings credit (Note 4)	(23)
Investment advisory fees waived (Note 3)	(26,935)

Net Expenses	1,615,307

NET INVESTMENT INCOME	729,343

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	32,310,413
Net change in unrealized appreciation/(depreciation) from investments	(13,675,607)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(138)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,675,745)

Net realized/unrealized gains from investments and translation of assets and liabilities denominated in foreign currencies	18,634,668

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,364,011

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	American Century NVIT Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$729,343	$944,777
Net realized gains from investments	32,310,413	18,985,415
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,675,745)	20,839,567

Change in net assets resulting from operations	19,364,011	40,769,759

Distributions to Shareholders From:
Net investment income:
Class I	(394,861)	(682,244)
Class II	(217,144)	(311,021)
Class IV	(86,061)	(154,629)

Change in net assets from shareholder distributions	(698,066)	(1,147,894)

Change in net assets from capital transactions	584,014	(5,667,409)

Change in net assets	19,249,959	33,954,456

Net Assets:
Beginning of year	174,555,814	140,601,358

End of year	$193,805,773	$174,555,814

Accumulated undistributed net investment income at end of year	$36,946	$13,980

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,327,883	$3,901,887
Dividends reinvested	394,861	682,244
Cost of shares redeemed	(14,352,770)	(15,784,918)

Total Class I Shares	(7,630,026)	(11,200,787)

Class II Shares
Proceeds from shares issued	15,969,427	10,835,501
Dividends reinvested	217,144	311,021
Cost of shares redeemed	(5,480,829)	(3,526,843)

Total Class II Shares	10,705,742	7,619,679

Class IV Shares
Proceeds from shares issued	524,699	678,288
Dividends reinvested	86,061	154,629
Cost of shares redeemed	(3,102,462)	(2,919,218)

Total Class IV Shares	(2,491,702)	(2,086,301)

Change in net assets from capital transactions	$584,014	$(5,667,409)

16

Statements of Changes in Net Assets (Continued)

	American Century NVIT Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	300,429	221,489
Reinvested	18,098	35,529
Redeemed	(686,452)	(894,504)

Total Class I Shares	(367,925)	(637,486)

Class II Shares
Issued	1,153,436	936,003
Reinvested	15,271	24,771
Redeemed	(407,529)	(301,570)

Total Class II Shares	761,178	659,204

Class IV Shares
Issued	25,021	38,768
Reinvested	3,946	8,053
Redeemed	(146,734)	(165,094)

Total Class IV Shares	(117,767)	(118,273)

Total change in shares	275,486	(96,555)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%		$114,808,351	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013 (e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%		$110,854,984	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%		$95,949,532	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011 (e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%	)	$92,462,025	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010 (e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$103,647,734	0.90%	0.51%	0.90%	144.93%

Class II Shares
Year Ended December 31, 2014 (e)	$13.15	0.03	1.42	1.45	(0.06)	(0.06)	$14.54	11.04%		$53,808,804	1.09%	0.22%	1.10%	119.98%
Year Ended December 31, 2013 (e)	$10.25	0.05	2.96	3.01	(0.11)	(0.11)	$13.15	29.41%		$38,635,769	1.10%	0.40%	1.12%	80.68%
Year Ended December 31, 2012 (e)	$9.08	0.06	1.19	1.25	(0.08)	(0.08)	$10.25	13.78%		$23,360,589	1.11%	0.62%	1.13%	82.86%
Period Ended December 31, 2011 (e)(f)	$10.00	0.03	(0.87)	(0.84)	(0.08)	(0.08)	$9.08	(8.41%	)	$10,277,354	1.24%	0.43%	1.25%	96.07%

Class IV Shares
Year Ended December 31, 2014 (e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%		$25,188,618	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013 (e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%		$25,065,061	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%		$21,291,237	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011 (e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%	)	$20,292,629	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010 (e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$22,845,409	0.90%	0.51%	0.90%	144.93%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011. Total return is calculated based on inception date of May 2, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II and Class IV shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

19

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$193,177,448	$—	$—	$193,177,448
Exchange Traded Fund	194,279	—	—	194,279
Repurchase Agreement	—	3,145,867	—	3,145,867
Total	$193,371,727	$3,145,867	$—	$196,517,594

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are

21

Notes to Financial Statements (Continued)

December 31, 2014

held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% -4.00%, maturing 11/20/21-02/20/44; total market value $255,000,967.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$3,145,867	$—	$3,145,867	$(3,145,867)	$—

Amounts designated as — are zero or have been rounded to zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

22

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to reversal of REIT return of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$—	$(8,311)	$8,311

Amount designated as “—“ is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital

23

Notes to Financial Statements (Continued)

December 31, 2014

gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

24

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.60%, and after voluntary fee waivers was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $26,935, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $118,202 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $581.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $269,353 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the

25

Notes to Financial Statements (Continued)

December 31, 2014

Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $217,784,371 and sales of $215,194,511 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB

26

Notes to Financial Statements (Continued)

December 31, 2014

issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$698,066	$—	$698,066	$—	$698,066

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,147,894	$—	$1,147,894	$—	$1,147,894

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$36,946	$27,110,579	$27,147,525	$—	$22,202,733	$49,350,258

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$174,314,693	$24,702,292	$(2,499,391)	$22,202,901

27

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $5,038,549 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

29

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

30

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

34

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

36

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

38

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

39

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Annual Report

December 31, 2014

American Funds NVIT Asset Allocation Fund

AR-AM-AA 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Asset Allocation Fund

For the annual period ended December 31, 2014, the American Funds NVIT Asset Allocation Fund (Class II) returned 4.99% versus 10.60% for its composite benchmark, 60% S&P 500® Index (S&P 500) and 40% Barclays U.S. Aggregate Bond Index*. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2014 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Asset Allocation Fund). The Master Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Asset Allocation Fund.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 5.40% for the 12 months ended December 31, 2014. The S&P 500, the benchmark for the fund’s equity holdings, gained 13.66% over the same period, while the Barclays U.S. Aggregate Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 5.97%. A blend of the two indexes, the 60/40 S&P/Barclays Index, advanced 10.60%.*

U.S. stocks recorded a succession of record highs in 2014. All industry sectors rose with the exception of energy, where stocks were hurt by the dramatic slump in oil prices. Bonds advanced as investors moved to U.S. Treasuries amid mixed global growth and geopolitical tensions.

The fund had gains close to or in double digits in several sectors, including utilities, information technology and health care, but trailed the index in each on a relative basis because of a low weighting or disappointing results from select holdings. Not surprisingly, the fund’s weakest sector was energy, which included two of the top five detractors to relative returns. The fund’s slightly larger cash position, which reflects the portfolio managers’ cautious approach after several years of rising markets, also hampered results.

The fund’s fixed-income holdings slightly lagged the index. High-yield corporate bonds detracted from fund results as investors sought the safety of Treasuries and investment-grade corporate securities.

The fund’s portfolio managers trimmed stock holdings slightly, ending the year with 67.5% of assets in equities, down from 69.4% a year ago.

Portfolio Managers:

Alan N. Berro, David A. Daigle, Jeffrey T. Lager, James R. Mulally and Eugene P. Stein — Capital Research and Management CompanySM

*The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund is subject to risks associated with holding significant positions in cash or money market instruments. The Fund is subject to asset allocation risk due to the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments. Please refer to the most recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Funds NVIT Asset Allocation Fund

Objective

The Fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.

5

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	4.99%	11.11%	6.78%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Composite Index	10.21%	10.76%	6.36%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 28, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.10%	0.85%

^	Current effective prospectus dated April 30, 2014. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund since inception through 12/31/14 versus performance of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, the Composite Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Composite Index comprises 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

7

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,011.50	3.24	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2014

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $4,067,894,774)	$5,386,009,529
Receivable for capital shares issued	3,156,189
Prepaid expenses	8,442

Total Assets	5,389,174,160

Liabilities:
Payable for investments purchased	3,153,309
Payable for capital shares redeemed	2,880
Accrued expenses and other payables:
Fund administration fees	101,089
Master feeder service provider fee	455,156
Distribution fees	1,137,899
Administrative servicing fees	1,099,754
Accounting and transfer agent fees	1,149
Custodian fees	15,673
Compliance program costs (Note 3)	4,277
Professional fees	32,072
Printing fees	33,601
Other	6,450

Total Liabilities	6,043,309

Net Assets	$5,383,130,851

Represented by:
Capital	$3,745,675,307
Accumulated undistributed net investment income	78,601,928
Accumulated net realized gains from investment	240,738,861
Net unrealized appreciation from investment	1,318,114,755

Net Assets	$5,383,130,851

Net Assets:
Class II Shares	$5,383,130,851

Total	$5,383,130,851

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	216,207,198

Total	216,207,198

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$24.90

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2014

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$90,873,632

Total Income	90,873,632

EXPENSES:
Fund administration fees	1,144,629
Master feeder service provider fees	12,909,601
Distribution fees Class II Shares	12,909,601
Administrative servicing fees Class II Shares	12,909,601
Professional fees	201,907
Printing fees	90,322
Trustee fees	149,630
Custodian fees	195,596
Accounting and transfer agent fees	3,620
Compliance program costs (Note 3)	16,410
Other	98,862

Total expenses before earnings credit and fees waived	40,629,779

Earnings credit (Note 4)	(10)
Master feeder service provider fees waived (Note 3)	(7,745,798)

Net Expenses	32,883,971

NET INVESTMENT INCOME	57,989,661

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	249,823,062
Net realized gains from investment transactions	14,723,600

Net realized gains from investment	264,546,662

Net change in unrealized depreciation from investment	(69,234,414)

Net realized/unrealized gains from investment	195,312,248

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$253,301,909

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$57,989,661	$49,919,908
Net realized gains from investment	264,546,662	8,206,408
Net change in unrealized appreciation/depreciation from investment	(69,234,414)	861,442,611

Change in net assets resulting from operations	253,301,909	919,568,927

Distributions to Shareholders From:
Net investment income:
Class II	(49,919,199)	(57,688,579)
Net realized gains:
Class II	(8,205,316)	(1,072,604)

Change in net assets from shareholder distributions	(58,124,515)	(58,761,183)

Change in net assets from capital transactions	177,197,899	284,996,124

Change in net assets	372,375,293	1,145,803,868

Net Assets:
Beginning of year	5,010,755,558	3,864,951,690

End of year	$5,383,130,851	$5,010,755,558

Accumulated undistributed net investment income at end of year	$78,601,928	$49,918,224

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$213,116,034	$314,560,692
Dividends reinvested	58,124,515	58,761,183
Cost of shares redeemed	(94,042,650)	(88,325,751)

Total Class II Shares	177,197,899	284,996,124

Change in net assets from capital transactions	$177,197,899	$284,996,124

SHARE TRANSACTIONS:
Class II Shares
Issued	8,759,087	14,263,434
Reinvested	2,350,364	2,605,817
Redeemed	(3,891,204)	(4,075,893)

Total Class II Shares	7,218,247	12,793,358

Total change in shares	7,218,247	12,793,358

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	88.00%
Year Ended December 31, 2013 (d)	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	74.00%
Year Ended December 31, 2012 (d)	$17.24	0.30	2.40	2.70	(0.24)	–	(0.24)	$19.70	15.72%	$3,864,951,690	0.64%	1.62%	0.79%	61.00%
Year Ended December 31, 2011 (d)	$17.31	0.31	(0.14)	0.17	(0.24)	–	(0.24)	$17.24	0.93%	$3,051,590,892	0.64%	1.80%	0.79%	43.00%
Year Ended December 31, 2010 (d)	$15.68	0.31	1.55	1.86	(0.23)	–	(0.23)	$17.31	12.02%	$2,186,509,685	0.65%	1.95%	0.80%	46.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2014 was 30.65%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the period ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investment
$—	$20,613,242	$(20,613,242)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

14

Notes to Financial Statements (Continued)

December 31, 2014

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2015.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $1,144,629 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

15

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $16,410.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $12,909,601 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $523,072,413 and sales of $345,754,819 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

16

Notes to Financial Statements (Continued)

December 31, 2014

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,919,199	$8,205,316	$58,124,515	$—	$58,124,515

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$57,688,579	$1,072,604	$58,761,183	$—	$58,761,183

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$78,601,928	$243,933,083	$322,535,011	$—	$1,314,920,533	$1,637,455,544

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,071,088,996	$1,316,572,797	$(1,652,264)	$1,314,920,533

9. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

18

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $8,205,316, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

19

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

20

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

21

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

27

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

28

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Annual Report

December 31, 2014

American Funds NVIT Bond Fund

AR-AM-BD 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Bond Fund

For the annual period ended December 31, 2014, the American Funds NVIT Bond Fund (Class II) returned 4.98% versus 5.97% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Core Bond Funds (consisting of 94 funds as of December 31, 2014) was 5.45% for the same time period.

Below is the 2014 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Bond Fund). The Master Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Bond Fund.

Bond Fund increased 5.28% for the 12 months ended December 31, 2014. Its benchmark, the Barclays U.S. Aggregate Index, gained 5.97%.

The U.S. economy is further along in its expansion. Debt servicing costs continue to be low so companies can refinance their debt more cheaply, and mergers-and-acquisitions activity was robust. Continuing low interest rates were not a surprise to the fund’s portfolio managers.

The fund’s exposure to corporate bonds stayed low because valuations are expensive given investors’ search for yield. The allocation to high-yield bonds is also near a historic low, and this area suffered a rough fourth quarter — most of it related to energy. Credit did well, so the best position was to own high-quality corporate bonds and long-duration assets. The fund was not positioned overly short on duration; however, holding bonds of longer duration and more corporate bonds would have benefited the fund. The fund decreased its exposure to mortgage-backed securities as the Federal Reserve’s removal from that market weakened them.

The view of the portfolio managers is that the Fed is likely to raise rates in June, but the global economy might not be ready for rates to rise that soon. Financial conditions may tighten, resulting in an emerging markets scare as liquidity is removed from the system. If rates do rise, however, the fund’s portfolio managers anticipate attractive buying opportunities.

Portfolio Managers:

David C. Barclay, David A. Hoag and Thomas H. Hogh — Capital Research and Management CompanySM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Funds NVIT Bond Fund

Objective

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

5

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	4.98%	3.77%	2.99%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 28, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.18%	1.03%

^	Current effective prospectus dated April 30, 2014. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund since inception through 12/31/14 versus performance of the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,011.00	3.24	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2014

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $1,736,032,254)	$1,781,460,518
Receivable for capital shares issued	1,126,927
Prepaid expenses	2,786

Total Assets	1,782,590,231

Liabilities:
Payable for investments purchased	1,124,813
Payable for capital shares redeemed	2,114
Accrued expenses and other payables:
Fund administration fees	35,448
Master feeder service provider fee	149,831
Distribution fees	374,581
Administrative servicing fees	356,343
Accounting and transfer agent fees	357
Custodian fees	5,490
Compliance program costs (Note 3)	1,397
Professional fees	16,520
Printing fees	23,723
Other	2,295

Total Liabilities	2,092,912

Net Assets	$1,780,497,319

Represented by:
Capital	$1,721,933,973
Accumulated undistributed net investment income	27,119,115
Accumulated net realized losses from investment	(13,984,033)
Net unrealized appreciation from investment	45,428,264

Net Assets	$1,780,497,319

Net Assets:
Class II Shares	$1,780,497,319

Total	$1,780,497,319

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	154,480,738

Total	154,480,738

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.53

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2014

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$37,939,389

Total Income	37,939,389

EXPENSES:
Fund administration fees	399,777
Master feeder service provider fees	4,222,070
Distribution fees Class II Shares	4,222,070
Administrative servicing fees Class II Shares	4,222,070
Professional fees	75,505
Printing fees	57,771
Trustee fees	48,767
Custodian fees	63,875
Accounting and transfer agent fees	1,264
Compliance program costs (Note 3)	5,365
Other	34,280

Total expenses before earnings credit and fees waived	13,352,814

Earnings credit (Note 4)	(53)
Master feeder service provider fees waived (Note 3)	(2,533,255)

Net Expenses	10,819,506

NET INVESTMENT INCOME	27,119,883

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	596,297
Net realized losses from investment transactions	(44,256)

Net realized gains from investment	552,041

Net change in unrealized appreciation from investment	51,529,768

Net realized/unrealized gains from investment	52,081,809

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$79,201,692

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$27,119,883	$21,600,658
Net realized gains from investment	552,041	15,305,925
Net change in unrealized appreciation/depreciation from investment	51,529,768	(71,806,192)

Change in net assets resulting from operations	79,201,692	(34,899,609)

Distributions to Shareholders From:
Net investment income:
Class II	(21,601,184)	(26,208,367)
Net realized gains:
Class II	(15,365,697)	(436,230)

Change in net assets from shareholder distributions	(36,966,881)	(26,644,597)

Change in net assets from capital transactions	208,842,563	326,191,797

Change in net assets	251,077,374	264,647,591

Net Assets:
Beginning of year	1,529,419,945	1,264,772,354

End of year	$1,780,497,319	$1,529,419,945

Accumulated undistributed net investment income at end of year	$27,119,115	$21,600,416

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$260,822,433	$316,496,703
Dividends reinvested	36,966,881	26,644,597
Cost of shares redeemed	(88,946,751)	(16,949,503)

Total Class II Shares	208,842,563	326,191,797

Change in net assets from capital transactions	$208,842,563	$326,191,797

SHARE TRANSACTIONS:
Class II Shares
Issued	22,692,131	27,510,841
Reinvested	3,248,408	2,372,626
Redeemed	(7,736,175)	(1,468,296)

Total Class II Shares	18,204,364	28,415,171

Total change in shares	18,204,364	28,415,171

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	365.00%
Year Ended December 31, 2013 (d)	$11.73	0.18	(0.49)	(0.31)	(0.20)	–	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	354.00%
Year Ended December 31, 2012 (d)	$11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.73	4.97%		$1,264,772,354	0.64%	2.21%	0.79%	253.00%
Year Ended December 31, 2011 (d)	$11.06	0.31	0.31	0.62	(0.25)	–	(0.25)	$11.43	5.72%		$1,056,562,267	0.64%	2.80%	0.79%	163.00%
Year Ended December 31, 2010 (d)	$10.65	0.33	0.30	0.63	(0.22)	–	(0.22)	$11.06	5.99%		$808,044,116	0.66%	2.99%	0.81%	187.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2014 was 18.60%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2014, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

14

Notes to Financial Statements (Continued)

December 31, 2014

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2015.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $399,777 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

15

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,365.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $4,222,070 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $289,501,113 and sales of $90,362,319 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the

16

Notes to Financial Statements (Continued)

December 31, 2014

Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$21,601,184	$15,365,697	$36,966,881	$—	$36,966,881

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,208,367	$436,230	$26,644,597	$—	$26,644,597

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$27,119,115	$832,208	$27,951,323	$—	$30,612,023	$58,563,346

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,750,848,495	$40,953,931	$(10,341,908)	$30,612,023

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

18

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.28%.

The Fund designates $15,365,697, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

19

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

20

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

21

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

27

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

28

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Annual Report

December 31, 2014

American Funds NVIT Global Growth Fund

AR-AM-GG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Global Growth Fund

For the annual period ended December 31, 2014, the American Funds NVIT Global Growth Fund (Class II) returned 1.84% versus 4.16% for its benchmark, the MSCI ACWI. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 50 funds as of December 31, 2014) was 4.60% for the same time period.

Below is the 2014 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Global Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund gained 2.31% for the 12 months ended December 31, 2014, compared with a 4.16% increase for the MSCI ACWI (All Country World Index).*

The growing U.S. economy lifted domestic stocks in 2014, while international stocks faltered as persistent economic woes in Europe heightened fears of another recession and falling oil prices hurt oil-producing countries.

Stocks in the health care sector, the fund’s largest at year-end, accounted for most of the fund’s gain, with two U.S. biotechnology companies the primary contributors: Vertex Pharmaceuticals, which develops drugs to treat cystic fibrosis and other serious diseases, and Regeneron Pharmaceuticals, a leader in human antibody technologies. Danish company Novo Nordisk, which focuses on the treatment of diabetes, was also one of the top five contributors. All three were among the fund’s 10 largest holdings at year-end.

While holdings in the information technology sector were additive, results trailed those of the index. The fund benefited on a relative basis from low exposure to the struggling energy and materials sectors.

Results in the consumer discretionary sector, the third-largest at year-end, had the most negative impact, in large part due to poor showings from online retailers Amazon and U.K.-based ASOS. Financials and telecommunication services were also weak.

Despite five years of significant gains for global stock markets and considerable economic and political uncertainty in various countries, the fund’s portfolio managers continue to find attractive investment opportunities outside the U.S. They remain positive on the outlook for the Japanese economy, given the determination of Prime Minister Abe to drive economic growth, and continue to find selective value in European shares.

Portfolio Managers:

Isabelle de Wismes, Jonathan Knowles and Steven T. Watson — Capital Research and Management CompanySM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Funds NVIT Global Growth Fund

Objective

The Fund seeks to provide long-term growth of capital.

5

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	1.84%	10.05%	8.08%
MSCI ACWISM	4.16%	9.17%	6.09%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 28, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.38%	1.23%

^	Current effective prospectus dated April 30, 2014. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Global Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund since inception through 12/31/14 versus performance of the MSCI ACWISM and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	995.10	3.37	0.67
	Hypothetical	(b)(c)	1,000.00	1,021.83	3.41	0.67

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2014

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $211,024,980)	$260,873,816
Receivable for investments sold	281,860
Receivable for capital shares issued	6,239
Prepaid expenses	409

Total Assets	261,162,324

Liabilities:
Payable for capital shares redeemed	288,099
Accrued expenses and other payables:
Fund administration fees	8,013
Master feeder service provider fee	22,218
Distribution fees	55,546
Administrative servicing fees	55,498
Accounting and transfer agent fees	44
Custodian fees	753
Compliance program costs (Note 3)	202
Professional fees	10,624
Printing fees	15,739
Other	364

Total Liabilities	457,100

Net Assets	$260,705,224

Represented by:
Capital	$195,206,798
Accumulated undistributed net investment income	1,924,417
Accumulated net realized gains from investment	13,725,173
Net unrealized appreciation from investment	49,848,836

Net Assets	$260,705,224

Net Assets:
Class II Shares	$260,705,224

Total	$260,705,224

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	8,469,238

Total	8,469,238

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$30.78

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2014

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$3,600,182

Total Income	3,600,182

EXPENSES:
Fund administration fees	91,096
Master feeder service provider fees	622,610
Distribution fees Class II Shares	622,610
Administrative servicing fees Class II Shares	622,610
Professional fees	24,730
Printing fees	31,774
Trustee fees	7,335
Custodian fees	9,526
Accounting and transfer agent fees	308
Compliance program costs (Note 3)	789
Other	7,786

Total expenses before earnings credit and fees waived	2,041,174

Earnings credit (Note 4)	(9)
Master feeder service provider fees waived (Note 3)	(373,568)

Net Expenses	1,667,597

NET INVESTMENT INCOME	1,932,585

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	24,170,520
Net realized gains from investment transactions	2,582,070

Net realized gains from investment	26,752,590

Net change in unrealized depreciation from investment	(24,211,920)

Net realized/unrealized gains from investment	2,540,670

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,473,255

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,932,585	$1,807,167
Net realized gains from investment	26,752,590	169,379
Net change in unrealized appreciation/depreciation from investment	(24,211,920)	50,161,306

Change in net assets resulting from operations	4,473,255	52,137,852

Distributions to Shareholders From:
Net investment income:
Class II	(1,815,309)	(804,153)

Change in net assets from shareholder distributions	(1,815,309)	(804,153)

Change in net assets from capital transactions	15,128,424	15,035,849

Change in net assets	17,786,370	66,369,548

Net Assets:
Beginning of year	242,918,854	176,549,306

End of year	$260,705,224	$242,918,854

Accumulated undistributed net investment income at end of year	$1,924,417	$1,807,141

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$33,880,024	$33,794,088
Dividends reinvested	1,815,309	804,153
Cost of shares redeemed	(20,566,909)	(19,562,392)

Total Class II Shares	15,128,424	15,035,849

Change in net assets from capital transactions	$15,128,424	$15,035,849

SHARE TRANSACTIONS:
Class II Shares
Issued	1,114,762	1,262,642
Reinvested	58,653	28,720
Redeemed	(683,599)	(745,793)

Total Class II Shares	489,816	545,569

Total change in shares	489,816	545,569

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$30.44	0.24	0.32	0.56	(0.22)	(0.22)	$30.78	1.84%		$260,705,224	0.67%	0.78%	0.82%	22.00%
Year Ended December 31, 2013 (d)	$23.75	0.24	6.55	6.79	(0.10)	(0.10)	$30.44	28.64%		$242,918,854	0.68%	0.89%	0.83%	39.00%
Year Ended December 31, 2012 (d)	$19.62	0.11	4.21	4.32	(0.19)	(0.19)	$23.75	22.09%		$176,549,306	0.69%	0.49%	0.84%	22.00%
Year Ended December 31, 2011 (d)	$21.83	0.19	(2.20)	(2.01)	(0.20)	(0.20)	$19.62	(9.31%	)	$147,886,216	0.69%	0.91%	0.84%	28.00%
Year Ended December 31, 2010 (d)	$19.77	0.21	2.01	2.22	(0.16)	(0.16)	$21.83	11.30%		$153,704,092	0.70%	1.09%	0.85%	28.00%

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2014 was 4.68%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2014, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

14

Notes to Financial Statements (Continued)

December 31, 2014

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2015.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $91,096 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $789.

15

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $622,610 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $55,740,864 and sales of $40,436,031 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

16

Notes to Financial Statements (Continued)

December 31, 2014

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,815,309	$—	$1,815,309	$—	$1,815,309

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$804,153	$—	$804,153	$—	$804,153

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,924,417	$26,714,250	$28,638,667	$—	$36,859,759	$65,498,426

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$224,014,057	$39,226,660	$(2,366,901)	$36,859,759

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $38,340 and are no longer eligible to offset future capital gains, if any.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

18

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 51.77%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $2,646,854 or $0.3125 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $286,149 or $0.0338 per outstanding share.

19

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

20

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

21

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

27

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

28

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Annual Report

December 31, 2014

American Funds NVIT Growth Fund

AR-AM-GR 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth Fund

For the annual period ended December 31, 2014, the American Funds NVIT Growth Fund (Class II) returned 8.07% versus 13.66% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 219 funds as of December 31, 2014) was 9.68% for the same time period.

Below is the 2014 annual report commentary from the American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth Fund.

Growth Fund gained 8.51% for the 12 months ended December 31, 2014. The S&P 500 rose 13.66%.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with the exception of energy, where stocks were hurt by the dramatic slump in oil prices.

Stocks in the health care, information technology (IT) and financials sectors were the main contributors to the fund’s gain on an absolute basis. Health care was particularly strong, with four U.S. companies in the sector among the top five contributors to relative returns. In IT, the standout was U.S./Singaporean semiconductor firm Avago Technologies.

The fund trailed the index in several sectors, including energy, consumer discretionary and consumer staples, which together accounted for most of the return difference. Two energy companies were among the top five detractors to relative returns, though the biggest drag was online retailer Amazon, the fund’s largest holding at year-end.

Overall, holdings outside the U.S. hindered fund returns. Canada, France, the U.K. and Japan were weakest on a relative basis. The fund’s cash holdings also detracted.

With oil prices at lows not seen in years, the fund’s portfolio managers will look for industries and companies that stand to benefit from lower energy costs in addition to those most likely to profit from consumers’ increased spending power. Attractive valuations among energy stocks could present promising investment opportunities.

Portfolio Managers:

Donnalisa Parks Barnum, Gregory D. Johnson, Michael T. Kerr, Ronald B. Morrow and Alan J. Wilson — Capital Research and Management CompanySM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Funds NVIT Growth Fund

Objective

The Fund seeks to provide growth of capital.

5

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	8.07%	13.12%	7.34%
S&P 500® Index	13.69%	15.45%	7.67%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 28, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.16%	1.01%

^	Current effective prospectus dated April 30, 2014. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund since inception through 12/31/14 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Growth Fund

American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,026.20	3.32	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2014

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $306,554,279)	$432,704,865
Receivable for investment sold	317,514
Receivable for capital shares issued	10,321
Prepaid expenses	665

Total Assets	433,033,365

Liabilities:
Payable for capital shares redeemed	327,835
Accrued expenses and other payables:
Fund administration fees	11,060
Master feeder service provider fee	36,396
Distribution fees	90,990
Administrative servicing fees	93,930
Accounting and transfer agent fees	77
Custodian fees	1,209
Compliance program costs (Note 3)	338
Professional fees	11,020
Printing fees	16,871
Other	572

Total Liabilities	590,298

Net Assets	$432,443,067

Represented by:
Capital	$316,214,482
Accumulated undistributed net investment income	3,357,477
Accumulated net realized losses from investment	(13,279,478)
Net unrealized appreciation from investment	126,150,586

Net Assets	$432,443,067

Net Assets:
Class II Shares	$432,443,067

Total	$432,443,067

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	5,144,780

Total	5,144,780

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$84.05

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2014

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$6,013,392

Total Income	6,013,392

EXPENSES:
Fund administration fees	124,348
Master feeder service provider fees	1,010,365
Distribution fees Class II Shares	1,010,365
Administrative servicing fees Class II Shares	1,010,365
Professional fees	29,849
Printing fees	33,269
Trustee fees	11,887
Custodian fees	15,352
Accounting and transfer agent fees	410
Compliance program costs (Note 3)	1,294
Other	10,228

Total expenses before earnings credit and fees waived	3,257,732

Earnings credit (Note 4)	(7)
Master feeder service provider fees waived (Note 3)	(606,222)

Net Expenses	2,651,503

NET INVESTMENT INCOME	3,361,889

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	19,378,948
Net realized gains from investment transactions	2,966,087

Net realized gains from investment	22,345,035

Net change in unrealized appreciation from investment	5,969,812

Net realized/unrealized gains from investment	28,314,847

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,676,736

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$3,361,889	$1,855,669
Net realized gains from investment	22,345,035	536,781
Net change in unrealized appreciation from investment	5,969,812	83,119,398

Change in net assets resulting from operations	31,676,736	85,511,848

Distributions to Shareholders From:
Net investment income:
Class II	(1,860,053)	(1,078,870)

Change in net assets from shareholder distributions	(1,860,053)	(1,078,870)

Change in net assets from capital transactions	16,535,079	18,155,871

Change in net assets	46,351,762	102,588,849

Net Assets:
Beginning of year	386,091,305	283,502,456

End of year	$432,443,067	$386,091,305

Accumulated undistributed net investment income at end of year	$3,357,477	$1,855,641

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$46,827,559	$42,454,464
Dividends reinvested	1,860,053	1,078,870
Cost of shares redeemed	(32,152,533)	(25,377,463)

Total Class II Shares	16,535,079	18,155,871

Change in net assets from capital transactions	$16,535,079	$18,155,871

SHARE TRANSACTIONS:
Class II Shares
Issued	581,005	610,353
Reinvested	22,419	14,937
Redeemed	(401,149)	(371,594)

Total Class II Shares	202,275	253,696

Total change in shares	202,275	253,696

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$78.12	0.67	5.63	6.30	(0.37)	(0.37)	$84.05	8.07%		$432,443,067	0.66%	0.83%	0.81%	29.00%
Year Ended December 31, 2013 (d)	$60.46	0.39	17.49	17.88	(0.22)	(0.22)	$78.12	29.61%		$386,091,305	0.66%	0.56%	0.81%	19.00%
Year Ended December 31, 2012 (d)	$51.61	0.22	8.76	8.98	(0.13)	(0.13)	$60.46	17.40%		$283,502,456	0.67%	0.39%	0.82%	21.00%
Year Ended December 31, 2011 (d)	$54.29	0.12	(2.66)	(2.54)	(0.14)	(0.14)	$51.61	(4.69%	)	$259,010,183	0.66%	0.23%	0.81%	19.00%
Year Ended December 31, 2010 (d)	$46.01	0.16	8.20	8.36	(0.08)	(0.08)	$54.29	18.19%		$254,725,719	0.68%	0.33%	0.83%	28.00%

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2014 was 1.90%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2014, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

14

Notes to Financial Statements (Continued)

December 31, 2014

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2015.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $124,348 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,294.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

15

Notes to Financial Statements (Continued)

December 31, 2014

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,010,365 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $63,276,996 and sales of $45,159,873 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

16

Notes to Financial Statements (Continued)

December 31, 2014

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,860,053	$—	$1,860,053	$—	$1,860,053

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,078,870	$—	$1,078,870	$—	$1,078,870

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,357,477	$12,353,424	$15,710,901	$—	$100,517,684	$116,228,585

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$332,187,181	$100,662,052	$(144,368)	$100,517,684

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $9,991,612 and are no longer eligible to offset future capital gains, if any.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

18

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

19

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

20

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

21

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

27

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

28

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Annual Report

December 31, 2014

American Funds NVIT Growth-Income Fund

AR-AM-GI 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth-Income Fund

For the annual period ended December 31, 2014, the American Funds NVIT Growth-Income Fund (Class II) returned 10.23% versus 13.66% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 210 funds as of December 31, 2014) was 11.31% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2014 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth-Income Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund gained 10.63% for the 12 months ended December 31, 2014, while the S&P 500 rose 13.66%.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with energy the exception as stocks were battered by the dramatic slump in oil prices.

Select health care, information technology and industrials holdings were important drivers of positive returns. Four health care companies were among the fund’s top five contributors to relative returns, including the fund’s two largest holdings at year-end, U.S. biotechnology firms Amgen and Gilead Sciences. Holdings in the industrials sector also made a significant contribution to relative returns. All sectors except energy and materials gained on an absolute basis.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks on a relative basis were fifth-largest holding Amazon, which had a run of strong returns in the previous few years, and General Motors.

Looking ahead, the portfolio managers are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help the environment for growth.

Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. The Fund is also subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Funds NVIT Growth-Income Fund

Objective

The Fund seeks to achieve long-term growth of capital and income.

5

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	10.23%	13.23%	6.53%
S&P 500® Index	13.69%	15.45%	7.67%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 27, 2007. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^	Current effective prospectus dated April 30, 2014. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund since inception through 12/31/14 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,032.70	3.28	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2014

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $1,413,432,228)	$2,054,729,564
Receivable for capital shares issued	1,323,362
Prepaid expenses	2,952

Total Assets	2,056,055,878

Liabilities:
Payable for investments purchased	1,322,132
Payable for capital shares redeemed	1,230
Accrued expenses and other payables:
Fund administration fees	40,555
Master feeder service provider fee	173,585
Distribution fees	433,967
Administrative servicing fees	412,708
Accounting and transfer agent fees	380
Custodian fees	5,285
Compliance program costs (Note 3)	1,610
Professional fees	16,970
Printing fees	24,134
Other	2,384

Total Liabilities	2,434,940

Net Assets	$2,053,620,938

Represented by:
Capital	$1,277,800,875
Accumulated undistributed net investment income	18,268,260
Accumulated net realized gains from investment	116,254,467
Net unrealized appreciation from investment	641,297,336

Net Assets	$2,053,620,938

Net Assets:
Class II Shares	$2,053,620,938

Total	$2,053,620,938

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	34,789,896

Total	34,789,896

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$59.03

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2014

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$30,223,128

Total Income	30,223,128

EXPENSES:
Fund administration fees	438,121
Master feeder service provider fees	4,669,399
Distribution fees Class II Shares	4,669,399
Administrative servicing fees Class II Shares	4,669,399
Professional fees	82,086
Printing fees	57,092
Trustee fees	54,832
Custodian fees	70,734
Accounting and transfer agent fees	1,362
Compliance program costs (Note 3)	5,952
Other	36,885

Total expenses before earnings credit and fees waived	14,755,261

Earnings credit (Note 4)	(8)
Master feeder service provider fees waived (Note 3)	(2,801,653)

Net Expenses	11,953,600

NET INVESTMENT INCOME	18,269,528

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	89,740,101
Net realized gains from investment transactions	57,741,347

Net realized gains from investment	147,481,448

Net change in unrealized appreciation from investment	19,371,604

Net realized/unrealized gains from investment	166,853,052

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$185,122,580

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$18,269,528	$15,258,290
Net realized gains from investment	147,481,448	16,731,318
Net change in unrealized appreciation from investment	19,371,604	391,751,421

Change in net assets resulting from operations	185,122,580	423,741,029

Distributions to Shareholders From:
Net investment income:
Class II	(15,259,468)	(15,301,510)
Net realized gains:
Class II	(17,468,006)	–

Change in net assets from shareholder distributions	(32,727,474)	(15,301,510)

Change in net assets from capital transactions	148,440,552	67,347,002

Change in net assets	300,835,658	475,786,521

Net Assets:
Beginning of year	1,752,785,280	1,276,998,759

End of year	$2,053,620,938	$1,752,785,280

Accumulated undistributed net investment income at end of year	$18,268,260	$15,258,200

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$237,806,673	$177,690,057
Dividends reinvested	32,727,474	15,301,510
Cost of shares redeemed	(122,093,595)	(125,644,565)

Total Class II Shares	148,440,552	67,347,002

Change in net assets from capital transactions	$148,440,552	$67,347,002

SHARE TRANSACTIONS:
Class II Shares
Issued	4,213,610	3,695,826
Reinvested	559,539	308,312
Redeemed	(2,161,884)	(2,695,106)

Total Class II Shares	2,611,265	1,309,032

Total change in shares	2,611,265	1,309,032

Amount	designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%		$2,053,620,938	0.64%	0.98%	0.79%	25.00%
Year Ended December 31, 2013 (d)	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%		$1,752,785,280	0.64%	1.03%	0.79%	19.00%
Year Ended December 31, 2012 (d)	$35.70	0.51	5.57	6.08	(0.41)	–	(0.41)	$41.37	17.06%		$1,276,998,759	0.64%	1.30%	0.79%	25.00%
Year Ended December 31, 2011 (d)	$36.87	0.52	(1.33)	(0.81)	(0.36)	–	(0.36)	$35.70	(2.24%	)	$1,024,101,994	0.64%	1.42%	0.79%	22.00%
Year Ended December 31, 2010 (d)	$33.53	0.45	3.21	3.66	(0.32)	–	(0.32)	$36.87	10.97%		$809,611,544	0.66%	1.34%	0.81%	22.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Funds NVIT Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2014 was 8.10%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2014, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

14

Notes to Financial Statements (Continued)

December 31, 2014

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2015.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $438,121 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,952.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

15

Notes to Financial Statements (Continued)

December 31, 2014

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $4,669,399 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $345,922,040 and sales of $211,746,577 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

16

Notes to Financial Statements (Continued)

December 31, 2014

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,259,468	$17,468,006	$32,727,474	$—	$32,727,474

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,301,510	$—	$15,301,510	$—	$15,301,510

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$18,268,260	$147,481,251	$165,749,511	$—	$610,070,552	$775,820,063

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,444,659,012	$610,666,703	$(596,151)	$610,070,552

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

18

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $17,468,006, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

19

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

20

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

21

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

27

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

28

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Annual Report

December 31, 2014

Invesco NVIT Comstock Value Fund

AR-CVAL 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Invesco NVIT Comstock Value Fund

For the annual period ended December 31, 2014, the Invesco NVIT Comstock Value Fund (Class I) returned 9.17% versus 13.45% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 125 funds as of December 31, 2014) was 10.79% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year ended December 31, 2014, was characterized by steady improvement in the U.S. economy and strong U.S. equity market returns. As the year began, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks might have risen too far, too fast in 2013. Adding to investor uncertainty was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China. Investors began to show confidence in the economic recovery, and stocks rallied through the summer, with the S&P 500® Index surpassing the 2,000 level by the end of August. The Federal Reserve reduced monthly purchases of securities (quantitative easing, or “QE”) throughout 2014, finally ending all purchases by October 2014. In mid-September the price of oil began its freefall, along with the stock market through the end of September, with oil prices ending the year at the lowest point in several years. After another market sell-off in the equity markets that occurred in December, however, the S&P 500® Index rallied and ended on a positive note for the year.

For the reporting period, most U.S. broad equity market indexes delivered double-digit gains. The performance of sectors within the Russell 1000 Value Index was mixed for the reporting period, with some sectors such as information technology, utilities and healthcare providing returns of more than 20%, sectors such as materials and telecommunications services posting low single-digit returns, and with energy as the only sector to post negative returns for the period.

On the positive side of sector performance, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000® Value Index for the reporting period.

The Fund’s strong stock selection and an underweight in the materials sector also enhanced relative Fund performance for the reporting period. Notably, Fund holding Alcoa Inc. had a large positive impact on absolute and relative Fund performance, posting returns of almost 50% for the reporting period. Also, the Fund’s having no exposure to mining companies such as Freeport-McMoRan Inc. (not held in the Fund) boosted Fund performance, as margins and earnings were negatively affected by gold and other metals that experienced declines during 2014.

An overweight in the Fund to the information technology sector and select stocks also boosted Fund performance during the reporting period. Within the hardware and equipment industry, Fund holding Hewlett-Packard Co. was a clear contributor; the company posted returns of more than 40% for the reporting period.

On the negative side, stock selection in the Fund and an overweight within the energy sector was the largest detractor from Fund performance for the reporting period, with most of the underperformance occurring from mid-September to year-end due to the free-falling prices of oil. Notably, within oil services and equipment, Fund holding Weatherford International, Ltd. was the largest detractor from Fund performance on an absolute and relative basis; the holding posted percentage returns in the negative mid-20s after having been a relative and absolute contributor to Fund performance for the first two quarters of 2014.

Weak stock selection in the Fund within consumer discretionary also dampened relative Fund performance for the reporting period. Fund holdings Viacom Inc. within the media sector and General Motors Corp. within automotives were the two largest detractors from Fund performance

4

Fund Commentary (con’t.)	Invesco NVIT Comstock Value Fund

within those sectors. Investor confidence in General Motors continued to erode after the firm announced a recall on ignition switches after a 10-year delay.

Weak stock selection in the Fund within healthcare also detracted from relative Fund performance for the reporting period, mainly from holdings within the pharmaceuticals and biotechnology industries. Fund holding Sanofi, a pharmaceuticals firm, posted double-digit negative returns and was an absolute and relative detractor from Fund performance for the reporting period.

The Fund’s stock selection within financials also hurt relative Fund performance for the reporting period. Gains in Fund holdings such as The Allstate Corp. were offset by anemic returns from holdings in Citigroup Inc., which disappointed investors as the Federal Reserve failed to approve company plans for returning capital to shareholders and also declined to raise the company’s dividend early in the reporting period.

The Fund’s having a material underweight in utilities detracted from relative Fund performance for the reporting period, as the utilities sector was one of the best-performing sectors of the Russell 1000 Value Index during the reporting period.

Although the Fund remains underweight financials and overweight in energy compared to the benchmark, we hold a favorable view of large diversified financials companies and have been adding to the Fund’s positions in the energy sector. The Fund’s exposure in each sector has a higher beta than that of the benchmark. Therefore, the Fund should be more sensitive to broad moves within these sectors for the foreseeable future.

The portfolio makes use of forwards to hedge the currency exposure of its non-US holdings. For the one year period ending December 31, 2014, FX hedges acted as a contributor to relative returns.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Devin Armstrong, CFA; Kevin Holt, CFA; Matthew Seinsheimer, CFA; and James Warwick

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates), derivatives (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Invesco NVIT Comstock Value Fund

Objective

The Fund seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

Highlights

•	The Invesco NVIT Comstock Value Fund (Class I) returned 9.17%, underperforming the benchmark by 4.28% and the Lipper peer category median by 1.62% during the reporting period

•	The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000® Value Index for the reporting period

•

On the negative side, stock selection in the Fund and an overweight within the energy sector was the largest detractor from Fund performance for the reporting period, with most of the underperformance occurring from mid-September to year-end due to the free-falling prices of oil

Asset Allocation†

Common Stocks	95.1%
Other assets in excess of liabilities	4.9%
100.0%

Top Industries††

Banks	15.0%
Oil, Gas & Consumable Fuels	12.1%
Pharmaceuticals	9.4%
Media	7.4%
Capital Markets	6.2%
Software	4.9%
Insurance	3.9%
Energy Equipment & Services	3.4%
Food Products	3.1%
Health Care Providers & Services	2.8%
Other Industries	31.8%
100.0%

Top Holdings††

Citigroup, Inc.	4.5%
JPMorgan Chase & Co.	3.2%
General Electric Co.	2.6%
Suncor Energy, Inc.	2.5%
Royal Dutch Shell PLC, Class A, ADR	2.3%
Carnival Corp.	2.3%
Cisco Systems, Inc.	2.1%
Bank of America Corp.	2.0%
Merck & Co., Inc.	2.0%
Wells Fargo & Co.	2.0%
Other Holdings	74.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Invesco NVIT Comstock Value Fund

Average Annual Total Return1

(For year ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	9.17%	14.68%	6.62%
Class II	8.93%	14.40%	6.32%
Class IV	9.21%	14.67%	6.65%
Russell 1000 Value Index	13.45%	15.42%	7.30%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.93%
Class II	1.18%
Class IV	0.93%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Invesco NVIT Comstock Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Invesco NVIT Comstock Value Fund versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Invesco NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Invesco NVIT Comstock Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,025.50	4.65	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91
Class II Shares	Actual	(a)	1,000.00	1,024.00	5.92	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.36	5.90	1.16
Class IV Shares	Actual	(a)	1,000.00	1,025.20	4.65	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Invesco NVIT Comstock Value Fund

Common Stocks 95.1%

	Shares	Market Value

Aerospace & Defense 2.0%
Honeywell International, Inc.	19,556	$1,954,036
Textron, Inc.	78,537	3,307,193

		5,261,229

Auto Components 1.8%
Johnson Controls, Inc.	94,052	4,546,474

Automobiles 1.8%
General Motors Co.	130,885	4,569,195

Banks 14.3%
Bank of America Corp.	275,100	4,921,539
Citigroup, Inc.	205,394	11,113,869
Fifth Third Bancorp	142,507	2,903,580
JPMorgan Chase & Co.	126,043	7,887,771
PNC Financial Services Group, Inc. (The)	44,447	4,054,900
U.S. Bancorp	22,653	1,018,253
Wells Fargo & Co.	88,071	4,828,052

		36,727,964

Capital Markets 5.9%
Bank of New York Mellon Corp. (The)	93,257	3,783,436
Goldman Sachs Group, Inc. (The)	13,411	2,599,454
Morgan Stanley	114,546	4,444,385
State Street Corp.	55,669	4,370,017

		15,197,292

Communications Equipment 2.0%
Cisco Systems, Inc.	181,397	5,045,558

Diversified Telecommunication Services 1.4%
Verizon Communications, Inc.	46,041	2,153,798
Vivendi SA*	60,530	1,506,624

		3,660,422

Electric Utilities 0.5%
FirstEnergy Corp.	33,399	1,302,227

Electrical Equipment 0.9%
Emerson Electric Co.	39,640	2,446,977

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	99,498	2,281,489

Energy Equipment & Services 3.2%
Halliburton Co.	55,295	2,174,752
Noble Corp. PLC	100,799	1,670,240
Weatherford International PLC*	393,680	4,507,636

		8,352,628

Food & Staples Retailing 1.5%
CVS Health Corp.	21,664	2,086,460
Wal-Mart Stores, Inc.	19,790	1,699,565

		3,786,025

Common Stocks (continued)

	Shares	Market Value

Food Products 3.0%
ConAgra Foods, Inc.	115,087	$4,175,356
Mondelez International, Inc., Class A	48,679	1,768,265
Unilever NV, NYRS-UK	44,732	1,746,337

		7,689,958

Health Care Equipment & Supplies 0.6%
Medtronic, Inc.	22,958	1,657,568

Health Care Providers & Services 2.6%
Anthem, Inc.	23,796	2,990,443
Express Scripts Holding Co.*	23,545	1,993,555
UnitedHealth Group, Inc.	18,143	1,834,076

		6,818,074

Hotels, Restaurants & Leisure 2.2%
Carnival Corp.	123,600	5,602,788

Household Durables 0.7%
Newell Rubbermaid, Inc.	47,564	1,811,713

Industrial Conglomerates 2.5%
General Electric Co.	255,413	6,454,286

Insurance 3.7%
Aflac, Inc.	35,948	2,196,063
Allstate Corp. (The)	51,912	3,646,818
MetLife, Inc.	68,946	3,729,289

		9,572,170

Internet Software & Services 2.3%
eBay, Inc.*	76,720	4,305,526
Yahoo!, Inc.*	30,412	1,536,110

		5,841,636

Machinery 1.3%
Ingersoll-Rand PLC	52,955	3,356,817

Media 7.1%
CBS Corp. Non-Voting Shares, Class B	21,445	1,186,767
Comcast Corp., Class A	63,911	3,707,477
Time Warner Cable, Inc.	21,867	3,325,096
Time Warner, Inc.	20,134	1,719,846
Twenty-First Century Fox, Inc., Class B	95,380	3,518,568
Viacom, Inc., Class B	62,840	4,728,710

		18,186,464

Metals & Mining 0.8%
Alcoa, Inc.	133,356	2,105,691

10

Statement of Investments (Continued)

December 31, 2014

Invesco NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 2.5%
Kohl’s Corp.	60,484	$3,691,943
Target Corp.	34,717	2,635,368

		6,327,311

Multi-Utilities 0.5%
PG&E Corp.	23,316	1,241,344

Oil, Gas & Consumable Fuels 11.5%
BP PLC, ADR-UK	118,076	4,501,057
California Resources Corp.*	11,809	65,068
Chevron Corp.	26,250	2,944,725
Devon Energy Corp.	43,096	2,637,906
Murphy Oil Corp.	60,771	3,070,151
Occidental Petroleum Corp.	29,524	2,379,930
QEP Resources, Inc.	105,674	2,136,728
Royal Dutch Shell PLC, Class A, ADR-NL	85,762	5,741,766
Suncor Energy, Inc.	189,991	6,037,914

		29,515,245

Paper & Forest Products 0.9%
International Paper Co.	44,878	2,404,563

Pharmaceuticals 8.9%
AbbVie, Inc.	29,223	1,912,353
Bristol-Myers Squibb Co.	38,026	2,244,675
GlaxoSmithKline PLC, ADR-UK	21,874	934,895
Merck & Co., Inc.	85,145	4,835,384
Novartis AG REG	44,241	4,103,064
Pfizer, Inc.	124,078	3,865,030
Roche Holding AG, ADR-CH	58,932	2,003,099
Sanofi, ADR-FR	68,699	3,133,361

		23,031,861

Semiconductors & Semiconductor Equipment 1.1%
Intel Corp.	78,899	2,863,245

Software 4.7%
Autodesk, Inc.*	19,029	1,142,882
Citrix Systems, Inc.*	36,777	2,346,373
Microsoft Corp.	100,098	4,649,552
Symantec Corp.	149,553	3,836,782

		11,975,589

Technology Hardware, Storage & Peripherals 1.5%
Hewlett-Packard Co.	97,426	3,909,705

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.5%
Fossil Group, Inc.*	10,688	$1,183,589

Total Investments (cost $175,984,310) (a) — 95.1%		244,727,097
Other assets in excess of liabilities — 4.9%		12,641,885

NET ASSETS — 100.0%		$257,368,982

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

FR	France

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

UK	United Kingdom

11

Statement of Investments (Continued)

December 31, 2014

Invesco NVIT Comstock Value Fund (Continued)

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Deutsche Bank Securities, Inc.	01/16/15	(731,323)	$(1,148,362)	$(1,139,738)	$8,624
British Pound	Canadian Imperial Bank of Commerce	01/16/15	(731,323)	(1,148,349)	(1,139,738)	8,611
British Pound	Barclays Bank PLC	01/16/15	(731,323)	(1,148,437)	(1,139,738)	8,699
British Pound	Goldman Sachs International	01/16/15	(731,323)	(1,148,316)	(1,139,738)	8,578
Canadian Dollar	Canadian Imperial Bank of Commerce	01/16/15	(1,304,410)	(1,130,877)	(1,122,504)	8,373
Canadian Dollar	Deutsche Bank Securities, Inc.	01/16/15	(1,304,410)	(1,130,262)	(1,122,504)	7,758
Canadian Dollar	Goldman Sachs International	01/16/15	(1,304,411)	(1,130,104)	(1,122,505)	7,599
Canadian Dollar	Barclays Bank PLC	01/16/15	(1,304,411)	(1,130,623)	(1,122,505)	8,118
Euro	Deutsche Bank Securities, Inc.	01/16/15	(1,978,622)	(2,451,471)	(2,394,533)	56,938
Euro	Royal Bank of Canada	01/16/15	(1,978,622)	(2,451,459)	(2,394,532)	56,927
Euro	Canadian Imperial Bank of Commerce	01/16/15	(1,978,622)	(2,451,710)	(2,394,532)	57,178
Euro	Goldman Sachs International	01/16/15	(1,978,622)	(2,452,166)	(2,394,533)	57,633
Swiss Franc	Goldman Sachs International	01/16/15	(1,313,430)	(1,354,317)	(1,321,292)	33,025
Swiss Franc	Canadian Imperial Bank of Commerce	01/16/15	(1,313,431)	(1,354,555)	(1,321,293)	33,262
Swiss Franc	Deutsche Bank Securities, Inc.	01/16/15	(1,313,430)	(1,354,239)	(1,321,293)	32,946
Swiss Franc	Barclays Bank PLC	01/16/15	(1,313,431)	(1,354,234)	(1,321,293)	32,941

Total Short Contracts				$(24,339,481)	$(23,912,271)	$427,210

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2014

Invesco NVIT Comstock Value Fund
Assets:
Investments, at value (cost $175,984,310)	$244,727,097
Cash	12,407,451
Foreign currencies, at value (cost $180)	178
Dividends receivable	306,151
Receivable for capital shares issued	399
Reclaims receivable	36,486
Unrealized appreciation on forward foreign currency contracts (Note 2)	427,210
Prepaid expenses	412

Total Assets	257,905,384

Liabilities:
Payable for capital shares redeemed	272,291
Accrued expenses and other payables:
Investment advisory fees	147,957
Fund administration fees	11,496
Distribution fees	38,318
Administrative servicing fees	38,455
Accounting and transfer agent fees	114
Custodian fees	781
Compliance program costs (Note 3)	206
Professional fees	16,426
Printing fees	9,993
Other	365

Total Liabilities	536,402

Net Assets	$257,368,982

Represented by:
Capital	$222,984,201
Accumulated undistributed net investment income	3,341,140
Accumulated net realized losses from investments, forward and foreign currency transactions	(38,122,919)
Net unrealized appreciation/(depreciation) from investments	68,742,787
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	427,210
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,437)

Net Assets	$257,368,982

13

Statement of Assets and Liabilities (Continued)

December 31, 2014

Invesco NVIT Comstock Value Fund
Net Assets:
Class I Shares	$55,769,762
Class II Shares	180,829,787
Class IV Shares	20,769,433

Total	$257,368,982

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,355,584
Class II Shares	10,940,095
Class IV Shares	1,249,134

Total	15,544,813

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.62
Class II Shares	$16.53
Class IV Shares	$16.63

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2014

Invesco NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$6,188,057
Interest income	2,829
Foreign tax withholding	(52,342)

Total Income	6,138,544

EXPENSES:
Investment advisory fees	1,702,644
Fund administration fees	133,435
Distribution fees Class II Shares	441,075
Administrative servicing fees Class I Shares	80,310
Administrative servicing fees Class II Shares	264,646
Administrative servicing fees Class IV Shares	31,030
Professional fees	32,254
Printing fees	23,769
Trustee fees	7,246
Custodian fees	9,304
Accounting and transfer agent fees	714
Compliance program costs (Note 3)	780
Other	8,331

Total expenses before earnings credit	2,735,538

Earnings credit (Note 4)	(13)

Net Expenses	2,735,525

NET INVESTMENT INCOME	3,403,019

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	25,685,309
Net realized gains from forward and foreign currency transactions (Note 2)	1,935,853

Net realized gains from investments, forward and foreign currency transactions	27,621,162

Net change in unrealized appreciation/(depreciation) from investments	(9,815,902)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	495,335
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,308)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(9,324,875)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	18,296,287

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,699,306

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Invesco NVIT Comstock Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$3,403,019	$2,222,120
Net realized gains from investments, forward and foreign currency transactions	27,621,162	12,886,077
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(9,324,875)	50,238,780

Change in net assets resulting from operations	21,699,306	65,346,977

Distributions to Shareholders From:
Net investment income:
Class I	(934,511)	–
Class II	(2,267,538)	–
Class IV	(351,868)	–

Change in net assets from shareholder distributions	(3,553,917)	–

Change in net assets from capital transactions	(12,583,745)	(1,971,872)

Change in net assets	5,561,644	63,375,105

Net Assets:
Beginning of year	251,807,338	188,432,233

End of year	$257,368,982	$251,807,338

Accumulated undistributed net investment income at end of year	$3,341,140	$1,749,960

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,507,254	$12,846,207
Dividends reinvested	934,511	–
Cost of shares redeemed	(12,854,623)	(9,355,429)

Total Class I Shares	(1,412,858)	3,490,778

Class II Shares
Proceeds from shares issued	11,710,284	19,256,662
Dividends reinvested	2,267,538	–
Cost of shares redeemed	(23,450,149)	(21,437,038)

Total Class II Shares	(9,472,327)	(2,180,376)

Class IV Shares
Proceeds from shares issued	499,781	840,516
Dividends reinvested	351,868	–
Cost of shares redeemed	(2,550,209)	(4,122,790)

Total Class IV Shares	(1,698,560)	(3,282,274)

Change in net assets from capital transactions	$(12,583,745)	$(1,971,872)

16

Statements of Changes in Net Assets (Continued)

	Invesco NVIT Comstock Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	652,442	923,527
Reinvested	56,953	–
Redeemed	(797,162)	(681,819)

Total Class I Shares	(87,767)	241,708

Class II Shares
Issued	734,328	1,404,602
Reinvested	139,022	–
Redeemed	(1,474,982)	(1,623,078)

Total Class II Shares	(601,632)	(218,476)

Class IV Shares
Issued	30,643	62,945
Reinvested	21,431	–
Redeemed	(159,247)	(306,144)

Total Class IV Shares	(107,173)	(243,199)

Total change in shares	(796,572)	(219,967)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Invesco NVIT Comstock Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2014 (b)	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013 (b)	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%
Year Ended December 31, 2012 (b)	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.46%		$36,558,677	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011 (b)	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$36,364,938	0.96%	1.39%	0.96%	25.55%
Year Ended December 31, 2010 (b)	$8.88	0.11	1.28	1.39	(0.14)	(0.14)	$10.13	15.77%		$42,365,519	0.97%	1.22%	0.97%	34.99%

Class II Shares
Year Ended December 31, 2014 (b)	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013 (b)	$11.36	0.13	3.88	4.01	–	–	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%
Year Ended December 31, 2012 (b)	$9.71	0.14	1.62	1.76	(0.11)	(0.11)	$11.36	18.17%		$133,606,077	1.19%	1.30%	1.19%	14.32%
Year Ended December 31, 2011 (b)	$10.08	0.12	(0.38)	(0.26)	(0.11)	(0.11)	$9.71	(2.55%	)	$128,660,247	1.18%	1.19%	1.18%	25.55%
Year Ended December 31, 2010 (b)	$8.84	0.09	1.27	1.36	(0.12)	(0.12)	$10.08	15.45%		$125,809,524	1.22%	0.97%	1.22%	34.99%

Class IV Shares
Year Ended December 31, 2014 (b)	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013 (b)	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%
Year Ended December 31, 2012 (b)	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.47%		$18,267,479	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011 (b)	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$17,933,763	0.95%	1.40%	0.95%	25.55%
Year Ended December 31, 2010 (b)	$8.89	0.11	1.27	1.38	(0.14)	(0.14)	$10.13	15.64%		$20,517,897	0.97%	1.22%	0.97%	34.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Invesco NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

19

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,261,229	$—	$—	$5,261,229
Auto Components	4,546,474	—	—	4,546,474
Automobiles	4,569,195	—	—	4,569,195
Banks	36,727,964	—	—	36,727,964
Capital Markets	15,197,292	—	—	15,197,292
Communications Equipment	5,045,558	—	—	5,045,558
Diversified Telecommunication Services	2,153,798	1,506,624	—	3,660,422
Electric Utilities	1,302,227	—	—	1,302,227
Electrical Equipment	2,446,977	—	—	2,446,977
Electronic Equipment, Instruments & Components	2,281,489	—	—	2,281,489
Energy Equipment & Services	8,352,628	—	—	8,352,628
Food & Staples Retailing	3,786,025	—	—	3,786,025
Food Products	7,689,958	—	—	7,689,958
Health Care Equipment & Supplies	1,657,568	—	—	1,657,568
Health Care Providers & Services	6,818,074	—	—	6,818,074
Hotels, Restaurants & Leisure	5,602,788	—	—	5,602,788
Household Durables	1,811,713	—	—	1,811,713
Industrial Conglomerates	6,454,286	—	—	6,454,286
Insurance	9,572,170	—	—	9,572,170
Internet Software & Services	5,841,636	—	—	5,841,636
Machinery	3,356,817	—	—	3,356,817
Media	18,186,464	—	—	18,186,464
Metals & Mining	2,105,691	—	—	2,105,691
Multiline Retail	6,327,311	—	—	6,327,311
Multi-Utilities	1,241,344	—	—	1,241,344
Oil, Gas & Consumable Fuels	29,515,245	—	—	29,515,245
Paper & Forest Products	2,404,563	—	—	2,404,563
Pharmaceuticals	18,928,797	4,103,064	—	23,031,861
Semiconductors & Semiconductor Equipment	2,863,245	—	—	2,863,245
Software	11,975,589	—	—	11,975,589
Technology Hardware, Storage & Peripherals	3,909,705	—	—	3,909,705
Textiles, Apparel & Luxury Goods	1,183,589	—	—	1,183,589
Total Common Stocks	$239,117,409	$5,609,688	$—	$244,727,097
Forward Foreign Currency Contracts	—	427,210	—	427,210
Total	$239,117,409	$6,036,898	$—	$245,154,307

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate

21

Notes to Financial Statements (Continued)

December 31, 2014

that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:		Total
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$427,210
Total		$427,210

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,951,143
Total	$1,951,143

22

Notes to Financial Statements (Continued)

December 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$495,335
Total	$495,335

The Subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$427,210	$—	$427,210
Total	$427,210	$—	$427,210

Amounts designated as “—” are zero.

23

Notes to Financial Statements (Continued)

December 31, 2014

Financial Assets, Derivative Assets and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Barclays Bank PLC	$49,758	$—	$—	$49,758
Canadian Imperial Bank of Commerce	107,424	—	—	107,424
Deutsche Bank Securities	106,266	—	—	106,266
Goldman Sachs International	106,835	—	—	106,835
Royal Bank of Canada	56,927	—	—	56,927
Total	$427,210	$—	$—	$427,210

Amounts designated as “—” are zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses and the reversal of passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, forward and foreign currency transactions
$—	$1,742,078	$(1,742,078)

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

25

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.68%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $133,435 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $780.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

26

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, NFS earned $375,986 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $ 49,401,775 and sales of $ 65,221,620 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

27

Notes to Financial Statements (Continued)

December 31, 2014

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $4,575 of brokerage commissions.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,553,917	$—	$3,553,917	$—	$3,553,917

Amounts designated as “—” are zero or have been rounded to zero.

The Fund did not make any distributions for the year ended December 31, 2013.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,768,350	$—	$3,768,350	$(34,062,268)	$64,678,699	$34,384,781

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$180,044,961	$69,321,253	$(4,639,117)	$64,682,136

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$34,062,268	2017

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $24,757,810 and are no longer eligible to offset future capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2014

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Invesco NVIT Comstock Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco NVIT Comstock Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

30

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 81.80%.

31

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

39

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

40

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

41

Annual Report

December 31, 2014

Neuberger Berman NVIT Multi Cap Opportunities Fund

AR-MCO 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Multi Cap Opportunities Fund

For the annual period ended December 31, 2014, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) returned 6.60% versus 13.69% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 210 funds as of December 31, 2014) was 11.31% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund generated a positive return for 2014, and U.S. equities continue to be supported by strong corporate fundamentals and a growing economy. This environment has been conducive to growth in corporate earnings and free cash flow. In response to stronger and broader economic growth, the Federal Reserve concluded its asset purchase program during the fourth quarter of 2014. We believe this is a positive sign that suggests the economic recovery is on a self-sustaining path. Labor market conditions in the U.S. continue to improve and the Fed reiterated that monetary policy will remain supportive. Market volatility increased in the second half of the year, driven in part by the decline in energy prices, as demand for oil and natural gas have been outweighed by strong supply growth.

Within the Fund, stock selection in financials and information technology were most beneficial to relative Fund performance during the reporting period. Stock selection in consumer discretionary and energy were the largest detractors from relative Fund performance during the reporting period. Sector positioning detracted from Fund performance relative to the index during the reporting period, primarily due to the Fund’s overweight in industrials and underweight in information technology. The Fund ended the year with an overweight, relative to the benchmark, in the health care, industrials and materials sectors. Individual holdings with the greatest negative impact on relative performance were Range Resources Corporation, Mattel, Inc. and Carpenter Technology Corporation, each detracting from relative performance by at least 1%. At year-end the Fund held an underweight, relative to the benchmark, in the consumer staples and information technology sectors, and maintained no exposure to telecommunications services.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spinoffs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder-friendly policies, high-quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe that the current environment remains attractive for free cash flow-oriented investing as free cash flow yields for equities relative to fixed-income yields remain near historic highs. Companies with high free cash flow and prudent management teams potentially can do very well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions all accrue to the benefit of equity holders. These positive developments are taking place at many of the companies owned by the Fund.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company’s ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.

Subadviser:

Neuberger Berman Management LLC

4

Fund Commentary (con’t.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Portfolio Manager:

Richard S. Nackenson

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) returned 6.60%, underperforming the benchmark by 7.09% and the Lipper peer category median by 4.71% during the reporting period

•	Within the Fund, stock selection in financials and information technology were most beneficial to relative Fund performance during the reporting period

•	Stock selection in consumer discretionary and energy were the largest detractors from relative Fund performance during the reporting period

Asset Allocation†

Common Stocks	98.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Health Care Providers & Services	12.2%
Diversified Financial Services	7.5%
Banks	6.5%
Internet Software & Services	6.1%
Media	5.6%
Oil, Gas & Consumable Fuels	5.1%
Aerospace & Defense	4.9%
Road & Rail	4.9%
Capital Markets	3.8%
Software	3.7%
Other Industries	39.7%
100.0%

Top Holdings††

HCA Holdings, Inc.	4.2%
eBay, Inc.	4.0%
Berkshire Hathaway, Inc., Class B	3.9%
JPMorgan Chase & Co.	3.9%
Goldman Sachs Group, Inc. (The)	3.8%
Cardinal Health, Inc.	3.7%
Boeing Co. (The)	3.6%
Intercontinental Exchange, Inc.	3.6%
Pfizer, Inc.	3.4%
3M Co.	3.1%
Other Holdings	62.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	6.60%	12.87%	6.71%
Class II	6.56%	12.74%	6.53%
S&P 500® Index	13.69%	15.45%	9.03%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.84%
Class II	0.94%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund since inception through 12/31/14 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,022.90	4.23	0.83
	Hypothetical	(a)(b)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(a)	1,000.00	1,023.00	4.74	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 4.9%
Boeing Co. (The)	63,000	$8,188,740
Raytheon Co.	28,000	3,028,760

		11,217,500

Banks 6.4%
JPMorgan Chase & Co.	140,000	8,761,200
Wells Fargo & Co.	108,000	5,920,560

		14,681,760

Capital Markets 3.8%
Goldman Sachs Group, Inc. (The)	45,000	8,722,350

Chemicals 1.6%
Scotts Miracle-Gro Co. (The), Class A	60,000	3,739,200

Commercial Services & Supplies 2.4%
Covanta Holding Corp.	120,000	2,641,200
Pitney Bowes, Inc.	120,000	2,924,400

		5,565,600

Containers & Packaging 3.0%
Sealed Air Corp.	165,000	7,000,950

Diversified Financial Services 7.4%
Berkshire Hathaway, Inc., Class B*	59,000	8,858,850
Intercontinental Exchange, Inc.	37,000	8,113,730

		16,972,580

Electrical Equipment 2.3%
ABB Ltd., ADR-CH*	145,000	3,066,750
Rockwell Automation, Inc.	20,000	2,224,000

		5,290,750

Energy Equipment & Services 2.9%
Schlumberger Ltd.	77,000	6,576,570

Food Products 1.7%
Mondelez International, Inc., Class A	110,000	3,995,750

Gas Utilities 2.0%
National Fuel Gas Co.	65,000	4,519,450

Health Care Equipment & Supplies 1.6%
Hill-Rom Holdings, Inc.	80,000	3,649,600

Health Care Providers & Services 12.1%
Aetna, Inc.	77,000	6,839,910
Cardinal Health, Inc.	105,000	8,476,650
HCA Holdings, Inc.*	129,000	9,467,310
Henry Schein, Inc.*	22,000	2,995,300

		27,779,170

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 2.3%
Hyatt Hotels Corp., Class A*	88,000	$5,298,480

Household Products 1.9%
Procter & Gamble Co. (The)	49,000	4,463,410

Industrial Conglomerates 3.1%
3M Co.	43,000	7,065,760

Internet Software & Services 6.0%
eBay, Inc.*	162,000	9,091,440
Google, Inc., Class C*	9,000	4,737,600

		13,829,040

Machinery 2.1%
Stanley Black & Decker, Inc.	50,000	4,804,000

Media 5.5%
Omnicom Group, Inc.	90,000	6,972,300
Twenty-First Century Fox, Inc., Class A	150,000	5,760,750

		12,733,050

Metals & Mining 3.0%
Carpenter Technology Corp.	140,000	6,895,000

Oil, Gas & Consumable Fuels 5.0%
Apache Corp.	63,000	3,948,210
Cabot Oil & Gas Corp.	100,000	2,961,000
Range Resources Corp.	85,000	4,543,250

		11,452,460

Pharmaceuticals 3.4%
Pfizer, Inc.	250,000	7,787,500

Professional Services 2.1%
Nielsen NV	110,000	4,920,300

Road & Rail 4.8%
CSX Corp.	185,000	6,702,550
Hertz Global Holdings, Inc.*	178,000	4,439,320

		11,141,870

Software 3.7%
Activision Blizzard, Inc.	200,000	4,030,000
Microsoft Corp.	95,000	4,412,750

		8,442,750

Specialty Retail 0.8%
Bed Bath & Beyond, Inc.*	25,000	1,904,250

Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	39,000	4,304,820

10

Statement of Investments (Continued)

December 31, 2014

Neuberger Berman NVIT Multi Cap Opportunities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	20,000	$2,232,400

Total Investments (cost $174,157,447) (a) — 98.7%		226,986,320

Other assets in excess of liabilities — 1.3%		3,071,468

NET ASSETS — 100.0%		$230,057,788

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CH	Switzerland

Ltd.	Limited

NV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2014

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $174,157,447)	$226,986,320
Cash	3,341,227
Dividends receivable	182,488
Receivable for investments sold	216,446
Receivable for capital shares issued	72,451
Prepaid expenses	403

Total Assets	230,799,335

Liabilities:
Payable for investments purchased	428,471
Payable for capital shares redeemed	127,940
Accrued expenses and other payables:
Investment advisory fees	118,046
Fund administration fees	10,863
Distribution fees	6,489
Administrative servicing fees	23,707
Accounting and transfer agent fees	76
Custodian fees	760
Compliance program costs (Note 3)	184
Professional fees	16,417
Printing fees	8,212
Other	382

Total Liabilities	741,547

Net Assets	$230,057,788

Represented by:
Capital	$158,927,631
Accumulated undistributed net investment income	101,318
Accumulated net realized gains from investments	18,199,966
Net unrealized appreciation/(depreciation) from investments	52,828,873

Net Assets	$230,057,788

Net Assets:
Class I Shares	$199,621,887
Class II Shares	30,435,901

Total	$230,057,788

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,666,932
Class II Shares	3,029,244

Total	22,696,176

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.15
Class II Shares	$10.05

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2014

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$4,206,371
Interest income	1,806
Foreign tax withholding	(49,812)

Total Income	4,158,365

EXPENSES:
Investment advisory fees	1,428,575
Fund administration fees	128,736
Distribution fees Class II Shares	80,554
Administrative servicing fees Class I Shares	308,813
Professional fees	31,061
Printing fees	12,467
Trustee fees	6,696
Custodian fees	8,607
Accounting and transfer agent fees	473
Compliance program costs (Note 3)	759
Other	8,215

Total Expenses	2,014,956

NET INVESTMENT INCOME	2,143,409

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	18,174,314
Net change in unrealized appreciation/(depreciation) from investments	(5,463,664)

Net realized/unrealized gains from investments	12,710,650

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,854,059

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$2,143,409	$2,392,124
Net realized gains from investments	18,174,314	39,942,920
Net change in unrealized appreciation/(depreciation) from investments	(5,463,664)	39,709,556

Change in net assets resulting from operations	14,854,059	82,044,600

Distributions to Shareholders From:
Net investment income:
Class I	(1,798,702)	(1,984,486)
Class II	(243,389)	(307,578)
Net realized gains:
Class I	(32,421,963)	(8,161,111)
Class II	(5,036,119)	(1,445,962)

Change in net assets from shareholder distributions	(39,500,173)	(11,899,137)

Change in net assets from capital transactions	2,281,780	(13,009,812)

Change in net assets	(22,364,334)	57,135,651

Net Assets:
Beginning of year	252,422,122	195,286,471

End of year	$230,057,788	$252,422,122

Accumulated undistributed net investment income at end of year	$101,318	$189,253

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,388,774	$7,010,680
Dividends reinvested	34,220,665	10,145,597
Cost of shares redeemed	(32,179,100)	(33,391,124)

Total Class I Shares	5,430,339	(16,234,847)

Class II Shares
Proceeds from shares issued	1,688,706	14,004,135
Dividends reinvested	5,279,508	1,753,540
Cost of shares redeemed	(10,116,773)	(12,532,640)

Total Class II Shares	(3,148,559)	3,225,035

Change in net assets from capital transactions	$2,281,780	$(13,009,812)

SHARE TRANSACTIONS:
Class I Shares
Issued	301,861	712,858
Reinvested	3,387,151	971,076
Redeemed	(2,926,323)	(3,290,786)

Total Class I Shares	762,689	(1,606,852)

Class II Shares
Issued	153,111	1,425,294
Reinvested	528,246	169,629
Redeemed	(919,921)	(1,246,592)

Total Class II Shares	(238,564)	348,331

Total change in shares	524,125	(1,258,521)

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2014 (b)	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%		$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013 (b)	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%		$215,486,565	0.84%	1.05%	0.84%	100.24%
Year Ended December 31, 2012 (b)	$7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	$8.34	16.94%		$171,120,656	0.85%	1.47%	0.85%	125.03%
Year Ended December 31, 2011 (b)	$8.95	0.05	(1.09)	(1.04)	(0.05)	(0.07)	(0.12)	$7.79	(11.62%	)	$175,068,378	0.83%	0.59%	0.83%	102.26%
Year Ended December 31, 2010 (b)	$8.45	0.02	1.28	1.30	(0.02)	(0.78)	(0.80)	$8.95	15.61%		$235,348,957	0.87%	0.21%	0.87%	41.75%

Class II Shares
Year Ended December 31, 2014 (b)	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%		$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013 (b)	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%		$36,935,557	0.94%	0.96%	0.94%	100.24%
Year Ended December 31, 2012 (b)	$7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	$8.28	16.84%		$24,165,815	0.95%	1.38%	0.95%	125.03%
Year Ended December 31, 2011 (b)	$8.89	0.05	(1.09)	(1.04)	(0.04)	(0.07)	(0.11)	$7.74	(11.66%	)	$23,698,456	0.93%	0.53%	0.93%	102.26%
Year Ended December 31, 2010 (b)	$8.41	0.01	1.26	1.27	(0.01)	(0.78)	(0.79)	$8.89	15.39%		$18,627,250	0.97%	0.13%	0.97%	41.75%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

16

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

17

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2013 are primarily attributable to distribution redesignation and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains investments
$—	$(189,253)	$189,253

Amount designated as “—” is zero or has been rounded to zero.

18

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

19

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $128,736 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $759.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2014, NFS earned $308,813 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon,and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the

20

Notes to Financial Statements (Continued)

December 31, 2014

Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $62,920,808 and sales of $98,518,315 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $14,461 of brokerage commissions.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,465,148	$9,035,025	$39,500,173	$—	$39,500,173

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,134,420	$1,764,717	$11,899,137	$—	$11,899,137

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$237,712	$18,206,799	$18,444,511	$—	$52,685,646	$71,130,157

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$174,300,674	$56,160,701	$(3,475,055)	$52,685,646

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Multi Cap Opportunities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 17.78%.

The Fund designates $9,035,025, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

Neuberger Berman NVIT Socially Responsible Fund

AR-SR 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Socially Responsible Fund

For the annual period ended December 31, 2014, the Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 10.51% versus 13.69% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 130 funds as of December 31, 2014) was 9.16% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Performance Highlights

The Fund posted solid absolute returns for the annual reporting period but, on a relative basis, 2014 Fund performance trailed that of the Fund’s benchmark, the S&P 500 Index.

Market Overview

The S&P 500 Index, despite periodic downdrafts, posted positive returns for each of the four quarters of 2014, ending the year with double-digit returns. U.S. economic activity, after the widespread polar chill, saw a steady recovery as the year progressed. By December 2014, the third quarter’s healthy 3.9% estimated gross domestic product (GDP) growth rate had been revised up to 5% — the strongest rate since 2003. From a capital markets perspective, the key surprise in 2014 was the decline of the 10-year Treasury yield against consensus expectations coming into 2014 that rates would rise. In October 2014 the Federal Reserve concluded its program of purchasing market securities and is poised for the next step in the grand experiment, i.e., when, in what increments and by how much to raise interest rates.

Portfolio Strategy

The businesses held in the Fund performed well during the reporting period, with solid earnings development across the Fund. The Fund also was paid for our convictions. The Fund’s 10 largest holdings delivered nearly half of the Fund’s performance for the reporting period. From another perspective, of the 10 largest contributors to Fund performance, eight were overweight positions relative to the Fund’s benchmark. In addition, we were able to add value by using stock-specific volatility throughout the year to buy into high-conviction holdings and prospect list names at attractive valuations.

The Fund’s largest relative outperformance for the reporting period came from industrials holding Robert Half International Inc., which we had introduced in the Fund earlier in the reporting period for exposure to the tightening skilled labor market.

Within information technology, Texas Instruments Inc., a Fund holding, was among leaders during the reporting period. The company has been a great performer several years running, continuing to take share in an important and growing segment of the semiconductor market. We sold Fund holding Microchip Technology Inc. late in 2014 (the stock was among the Fund’s detractors because of the timing of our sale) in favor of Alliance Data Systems Corp., a name from our prospect list that we believe offers better long-term opportunity.

We saw a significant rebound, after weakness early in the year, in many of the Fund’s consumer discretionary holdings, representing several of the Fund’s top contributors during the reporting period, including Newell Rubbermaid Inc. and The TJX Cos., Inc.

Ryanair Holdings plc, another Fund holding and a top contributor to Fund results, is an efficient, low-cost, lower-carbon-footprint European airline that continues to take share from larger incumbent state-run carriers. We continue to believe that the company’s business model positions it for solid long-term growth.

The most significant area of underperformance for the Fund in the final quarter of the annual reporting period included the Fund’s holdings in health care. In addition to the Fund’s not owning the types of companies that led the sector, Fund holdings in Sanofi detracted from Fund performance during the last quarter of 2014. The stock underperformed after the company made price concessions for 2015 in its diabetes franchise in order to maintain market share. On the plus side, medical device name and Fund holding Becton, Dickinson and Co. was a top

4

Fund Commentary (con’t.)	Neuberger Berman NVIT Socially Responsible Fund

contributor to Fund performance during the last quarter of the year, appreciating on the company’s accretive acquisition of CareFusion Corp.

The Fund’s relative underperformance for the year was driven primarily by what the Fund did not own. In the context of the decline in Treasury yields that took place during the reporting period, high-yield sectors such as utilities and real estate investment trusts (REITs) as well as high-dividend payers across sectors outperformed. Longer-duration assets (businesses with attractive longer-term growth profiles, such as biotechnology companies) also outperformed during the period as investors increased what they were willing to pay for faster-growing companies. Tax inversion-driven prospects, especially among pharmaceuticals, also added to returns for the Fund’s benchmark.

We were active managers of the Fund throughout the reporting period, trading on stock-specific volatility where we were able to add to or initiate holdings in great companies at good valuations. As mentioned above, we sold Microchip Technology Inc. in favor of Alliance Data Systems Corp., a name from our prospect list that we believe offers better long-term opportunity.

Alliance Data Systems is a leader in the private-label and co-branded credit card market, providing data-driven marketing and customer loyalty programs with associated consulting and creative services to retailers. The company is well positioned to grow as retailers seek specific customer demographics for advertising and promotional activity. Alliance Data’s unique “inside” perspective differentiates the company and provides a strong and robust customer value proposition to its retail clients.

Within the energy sector, the Fund’s holdings in Noble Energy, Inc. and related industrials name Distribution NOW (NOW Inc.) underperformed for the reporting period due to declining commodity prices. The Fund continues to own both names. Distribution NOW, a predominantly U.S.-based distribution business primarily serving the energy industry, was a third-quarter 2014 buy. As a leader in fragmented markets with an approximate 20% share, the company, we believe, remains well positioned to grow through consolidation of regional competitors that lack scale. Fund holding BG Group plc, an underperformer for the reporting period, was sold early in 2014 on execution challenges.

Outlook

As we enter 2015, we are pleased with the quality of the companies in the Fund’s portfolio, holding firm in our conviction that over time, business performance drives equity market returns. We also expect that as interest rates eventually begin to rise in the U.S., some of the yield-driven factors that affected sector performance in 2014 may likely be less of an influence.

From a macroeconomic perspective, we believe that the U.S. economy remains well positioned, with railroads showing good growth in volumes at year-end 2014 and early reports suggesting that holiday retail sales were better than expectations. The decline in gasoline prices to levels not seen since 2010 may likely provide a modest boost to consumer activity within the context of continuing gradual improvements in employment and income.

At the same time, we have two key concerns. One is what distortions we might expect from central bank initiatives. In 2015, central banks could begin to move in opposite directions as the Fed eventually begins to tighten, while the ECB and the Bank of Japan may remain aggressively accommodative. As we continue transitioning through this global monetary policy experiment following the most recent financial crisis, our focus for the Fund is on avoiding companies that could potentially be hurt by a new set of policy initiatives.

Our other concern is the potential for negative surprises from a very dynamic geopolitical backdrop. While the timing and scale of possible events and outcomes are unknowable, we believe the best defense is in owning high-quality companies with the business, financial and management strength to weather a storm should one come, and potentially even to strengthen their market position coming out of it.

5

Fund Commentary (con’t.)	Neuberger Berman NVIT Socially Responsible Fund

Overall, we continue to look for: 1) well-positioned businesses with secular tailwinds that support; 2) solid organic growth; 3) strong balance sheets; 4) free cash flows for downside protection; and 5) high incremental margins should the economy accelerate. As always, our analysis also includes consideration of existing and emerging environmental, social and governance (ESG) trends affecting the Fund’s holdings as well as prospects.

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

Ingrid Dyott and Arthur Moretti, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Social policy funds may underperform other funds that do not have a social policy. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Objective

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Highlights

•

The Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 10.51%, underperforming the benchmark by 3.18% and outperforming the Lipper peer category median by 1.35% during the reporting period

•	The Fund’s largest relative outperformance for the reporting period came from industrials holding Robert Half International Inc.

•	The most significant area of underperformance for the Fund in the final quarter of the annual reporting period included the Fund’s holdings in health care

Asset Allocation†

Common Stocks	98.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries††

Industrial Conglomerates	7.6%
Trading Companies & Distributors	5.9%
Health Care Equipment & Supplies	5.8%
Food Products	5.8%
Specialty Retail	5.6%
Household Durables	5.4%
Semiconductors & Semiconductor Equipment	5.0%
Consumer Finance	4.9%
Pharmaceuticals	4.5%
Insurance	4.5%
Other Industries	45.0%
100.0%

Top Holdings††

Newell Rubbermaid, Inc.	5.3%
Texas Instruments, Inc.	5.0%
American Express Co.	4.9%
Danaher Corp.	4.5%
Progressive Corp. (The)	4.4%
U.S. Bancorp	3.9%
eBay, Inc.	3.8%
Robert Half International, Inc.	3.8%
TJX Cos., Inc. (The)	3.8%
Schlumberger Ltd.	3.4%
Other Holdings	57.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

7

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	10.60%	15.41%	8.56%
Class II	10.51%	15.31%	8.45%
S&P 500® Index	13.69%	15.45%	9.03%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.80%	0.80%
Class II	1.05%	0.89%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	Neuberger Berman NVIT Socially Responsible Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund since inception through 12/31/14 versus performance of the S&P 500® Index and the Consumer Price Index (CPI) from 4/1/08 through 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,053.60	4.14	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(a)	1,000.00	1,053.40	4.61	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.0%

	Shares	Market Value

Airlines 2.2%
Ryanair Holdings PLC, ADR-IE*	51,239	$3,651,804

Auto Components 2.1%
BorgWarner, Inc.	61,315	3,369,259

Banks 3.8%
U.S. Bancorp	138,785	6,238,386

Chemicals 2.9%
Novozymes A/S, Class B	33,189	1,397,043
Praxair, Inc.	25,407	3,291,731

		4,688,774

Commercial Services & Supplies 1.5%
Herman Miller, Inc.	83,566	2,459,347

Consumer Finance 4.8%
American Express Co.	83,960	7,811,639

Diversified Financial Services 2.9%
Intercontinental Exchange, Inc.	21,873	4,796,530

Diversified Telecommunication Services 1.4%
Level 3 Communications, Inc.*	46,493	2,295,824

Electric Utilities 3.3%
Northeast Utilities	99,729	5,337,496

Energy Equipment & Services 3.3%
Schlumberger Ltd.	63,983	5,464,788

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	26,048	3,692,304

Food Products 5.7%
J.M. Smucker Co. (The)	39,557	3,994,466
Unilever NV, NYRS-UK	136,407	5,325,329

		9,319,795

Health Care Equipment & Supplies 5.7%
Abbott Laboratories	87,865	3,955,682
Becton, Dickinson and Co.	38,717	5,387,858

		9,343,540

Health Care Providers & Services 1.0%
Premier, Inc., Class A*	47,990	1,609,105

Household Durables 5.2%
Newell Rubbermaid, Inc.	225,203	8,577,982

Industrial Conglomerates 7.5%
3M Co.	30,661	5,038,216
Danaher Corp.	84,123	7,210,182

		12,248,398

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 3.8%
Alliance Data Systems Corp.*	12,972	$3,710,641
MasterCard, Inc., Class A	28,303	2,438,586

		6,149,227

Insurance 4.3%
Progressive Corp. (The)	264,033	7,126,251

Internet Software & Services 3.7%
eBay, Inc.*	108,843	6,108,269

Oil, Gas & Consumable Fuels 3.1%
Cimarex Energy Co.	13,154	1,394,324
Noble Energy, Inc.	76,629	3,634,514

		5,028,838

Pharmaceuticals 4.4%
Roche Holding AG, ADR-CH	121,087	4,115,747
Sanofi, ADR-FR	68,170	3,109,234

		7,224,981

Professional Services 3.7%
Robert Half International, Inc.	103,749	6,056,867

Semiconductors & Semiconductor Equipment 4.9%
Texas Instruments, Inc.	149,663	8,001,732

Software 3.3%
Intuit, Inc.	59,147	5,452,762

Specialty Retail 5.4%
O’Reilly Automotive, Inc.*	14,925	2,874,853
TJX Cos., Inc. (The)	88,098	6,041,761

		8,916,614

Trading Companies & Distributors 5.8%
NOW, Inc.*	171,422	4,410,688
W.W. Grainger, Inc.	19,899	5,072,056

		9,482,744

Total Investments (cost $117,539,506) (a) — 98.0%		160,453,256
Other assets in excess of liabilities — 2.0%		3,215,141

NET ASSETS — 100.0%		$163,668,397

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

11

Statement of Investments (Continued)

December 31, 2014

Neuberger Berman NVIT Socially Responsible Fund (Continued)

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

FR	France

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2014

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $117,539,506)	$160,453,256
Cash	4,290,619
Foreign currencies, at value (cost $4,449)	4,141
Dividends receivable	72,534
Receivable for capital shares issued	2,743
Reclaims receivable	12,897
Prepaid expenses	307

Total Assets	164,836,497

Liabilities:
Payable for capital shares redeemed	1,021,853
Accrued expenses and other payables:
Investment advisory fees	90,874
Fund administration fees	9,639
Distribution fees	11,973
Administrative servicing fees	9,001
Accounting and transfer agent fees	76
Custodian fees	535
Compliance program costs (Note 3)	132
Professional fees	16,193
Printing fees	7,456
Other	368

Total Liabilities	1,168,100

Net Assets	$163,668,397

Represented by:
Capital	$96,490,252
Accumulated undistributed net investment income	56,830
Accumulated net realized gains from investments and foreign currency transactions	24,208,703
Net unrealized appreciation/(depreciation) from investments	42,913,750
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,138)

Net Assets	$163,668,397

Net Assets:
Class I Shares	$7,985,893
Class II Shares	155,682,504

Total	$163,668,397

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	483,411
Class II Shares	9,428,155

Total	9,911,566

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.52
Class II Shares	$16.51

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2014

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$3,018,986
Interest income	1,679
Foreign tax withholding	(2,636)

Total Income	3,018,029

EXPENSES:
Investment advisory fees	1,143,115
Fund administration fees	115,395
Distribution fees Class II Shares	415,730
Administrative servicing fees Class I Shares	4,786
Administrative servicing fees Class II Shares	83,148
Professional fees	26,951
Printing fees	13,975
Trustee fees	4,860
Custodian fees	6,747
Accounting and transfer agent fees	589
Compliance program costs (Note 3)	554
Other	7,031

Total expenses before earnings credit and fees waived	1,822,881

Earnings credit (Note 4)	(5)
Distribution fees waived — Class II (Note 3)	(266,070)

Net Expenses	1,556,806

NET INVESTMENT INCOME	1,461,223

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	33,601,059
Net realized losses from foreign currency transactions (Note 2)	(3,010)

Net realized gains from investments and foreign currency transactions	33,598,049

Net change in unrealized appreciation/(depreciation) from investments	(18,210,263)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,109)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(18,212,372)

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	15,385,677

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,846,900

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,461,223	$1,133,179
Net realized gains from investments and foreign currency transactions	33,598,049	26,719,216
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(18,212,372)	31,032,189

Change in net assets resulting from operations	16,846,900	58,884,584

Distributions to Shareholders From:
Net investment income:
Class I	(74,928)	(80,809)
Class II	(1,326,455)	(1,189,129)

Change in net assets from shareholder distributions	(1,401,383)	(1,269,938)

Change in net assets from capital transactions	(47,938,791)	(26,180,163)

Change in net assets	(32,493,274)	31,434,483

Net Assets:
Beginning of year	196,161,671	164,727,188

End of year	$163,668,397	$196,161,671

Accumulated undistributed net investment income at end of year	$56,830	$17,436

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,933,015	$6,236,627
Dividends reinvested	74,928	80,809
Cost of shares redeemed	(5,948,222)	(6,349,230)

Total Class I Shares	(3,940,279)	(31,794)

Class II Shares
Proceeds from shares issued	2,773,549	7,907,786
Dividends reinvested	1,326,455	1,189,129
Cost of shares redeemed	(48,098,516)	(35,245,284)

Total Class II Shares	(43,998,512)	(26,148,369)

Change in net assets from capital transactions	$(47,938,791)	$(26,180,163)

SHARE TRANSACTIONS:
Class I Shares
Issued	126,951	485,123
Reinvested	4,611	5,587
Redeemed	(387,482)	(491,402)

Total Class I Shares	(255,920)	(692)

Class II Shares
Issued	174,075	596,171
Reinvested	81,678	82,312
Redeemed	(3,101,857)	(2,708,820)

Total Class II Shares	(2,846,104)	(2,030,337)

Total change in shares	(3,102,024)	(2,031,029)

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$15.08	0.15	1.45	1.60	(0.16)	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013 (c)	$10.95	0.09	4.15	4.24	(0.11)	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%
Year Ended December 31, 2012 (c)	$9.94	0.13	1.01	1.14	(0.13)	(0.13)	$10.95	11.50%		$8,105,858	0.81%	1.23%	0.81%	29.83%
Year Ended December 31, 2011 (c)	$10.34	0.06	(0.39)	(0.33)	(0.07)	(0.07)	$9.94	(3.18%	)	$6,590,973	0.79%	0.57%	0.79%	30.20%
Year Ended December 31, 2010 (c)	$8.43	0.07	1.91	1.98	(0.07)	(0.07)	$10.34	23.58%		$5,448,468	0.80%	0.75%	0.80%	34.50%

Class II Shares
Year Ended December 31, 2014 (c)	$15.07	0.13	1.45	1.58	(0.14)	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013 (c)	$10.95	0.08	4.14	4.22	(0.10)	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%
Year Ended December 31, 2012 (c)	$9.94	0.12	1.01	1.13	(0.12)	(0.12)	$10.95	11.38%		$156,621,330	0.90%	1.13%	1.06%	29.83%
Year Ended December 31, 2011 (c)	$10.34	0.05	(0.38)	(0.33)	(0.07)	(0.07)	$9.94	(3.27%	)	$179,310,401	0.88%	0.50%	1.04%	30.20%
Year Ended December 31, 2010 (c)	$8.42	0.06	1.92	1.98	(0.06)	(0.06)	$10.34	23.56%		$206,196,841	0.89%	0.64%	1.05%	34.50%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$3,651,804	$—	$—	$3,651,804
Auto Components	3,369,259	—	—	3,369,259
Banks	6,238,386	—	—	6,238,386
Chemicals	3,291,731	1,397,043	—	4,688,774
Commercial Services & Supplies	2,459,347	—	—	2,459,347
Consumer Finance	7,811,639	—	—	7,811,639
Diversified Financial Services	4,796,530	—	—	4,796,530
Diversified Telecommunication Services	2,295,824	—	—	2,295,824
Electric Utilities	5,337,496	—	—	5,337,496
Energy Equipment & Services	5,464,788	—	—	5,464,788
Food & Staples Retailing	3,692,304	—	—	3,692,304
Food Products	9,319,795	—	—	9,319,795
Health Care Equipment & Supplies	9,343,540	—	—	9,343,540
Health Care Providers & Services	1,609,105	—	—	1,609,105
Household Durables	8,577,982	—	—	8,577,982
Industrial Conglomerates	12,248,398	—	—	12,248,398
Information Technology Services	6,149,227	—	—	6,149,227
Insurance	7,126,251	—	—	7,126,251
Internet Software & Services	6,108,269	—	—	6,108,269
Oil, Gas & Consumable Fuels	5,028,838	—	—	5,028,838
Pharmaceuticals	7,224,981	—	—	7,224,981
Professional Services	6,056,867	—	—	6,056,867
Semiconductors & Semiconductor Equipment	8,001,732	—	—	8,001,732
Software	5,452,762	—	—	5,452,762
Specialty Retail	8,916,614	—	—	8,916,614
Trading Companies & Distributors	9,482,744	—	—	9,482,744
Total	$159,056,213	$1,397,043	$—	$160,453,256

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

19

Notes to Financial Statements (Continued)

December 31, 2014

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, partnership distributions, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains investments and foreign currency transactions
$(6,819)	$(20,446)	$27,265

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

20

Notes to Financial Statements (Continued)

December 31, 2014

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

21

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $115,395 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $554.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $266,070.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $87,934 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests

22

Notes to Financial Statements (Continued)

December 31, 2014

that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.   Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $56,546,406 and sales of $104,244,861 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

—	undervalued stocks that do not meet the social criteria could outperform those that do;

—	economic or political changes could make certain companies less attractive for investment; or

—	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on

23

Notes to Financial Statements (Continued)

December 31, 2014

the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $14,932 of brokerage commissions.

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,401,383	$—	$1,401,383	$—	$1,401,383

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,269,938	$—	$1,269,938	$—	$1,269,938

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$56,830	$24,568,456	$24,625,286	$—	$42,552,859	$67,178,145

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$117,899,259	$44,295,585	$(1,741,588)	$42,553,997

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $9,001,812 and are no longer eligible to offset future capital gains, if any.

10.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Socially Responsible Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Socially Responsible Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

25

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

26

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

34

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

35

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Annual Report

December 31, 2014

NVIT Emerging Markets Fund

AR-EM 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Emerging Markets Fund

For the annual period ended December 31, 2014, the NVIT Emerging Markets Fund (Class I) registered -5.51% versus -2.19% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 84 funds as of December 31, 2014) was -4.98% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global equities produced mixed returns for 2014 as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk. U.S. stocks led the way, with the S&P 500® Index jumping 13.7%. Conversely, the MSCI Emerging Markets Index declined 2.2%, while non-U.S. developed markets, as measured by the MSCI EAFE® Index, slipped 4.9%.

Equities gained modestly in the first quarter of 2014 as policymakers around the world acted to support a strengthening global economy. Positive economic data helped U.S. stocks rally during the period despite an unseasonably harsh winter whose effects threatened consumer sentiment. Within Europe, the European Central Bank (ECB) maintained its record-low interest rate despite below-target inflation growth. In Asia, business sentiment remained weak in Japan ahead of the country’s April 1 sales-tax increase, while disappointing economic data and corporate news from China weighed on stocks, commodities and the country’s currency, the yuan.

Equities charged higher during the second quarter of 2014, producing robust gains as volatility subsided and interest rates remained low. U.S. investors largely shrugged off reports that the economy shrank in the first quarter, while the Federal Reserve underlined an improving economy by announcing it would wind down its monthly bond purchases. Emerging-market stocks also rose during the period, supported by positive manufacturing activity in both China and India. Meanwhile, low inflation and shrinking private-sector lending persisted in the eurozone, causing the ECB to take the extraordinary step of setting a negative deposit rate, effectively charging lenders for holding cash instead of lending.

Global equity returns were mostly subdued through the later summer months of 2014 as geopolitical risks rose and economic data disappointed. Despite these conditions, U.S. stocks logged third-quarter gains as investors cheered better-than-expected growth indicators, which included improvements in consumer spending, tourism and manufacturing. In Asia, the Bank of Japan provided assurances that it would not hesitate to take further action to bolster the economy after reporting that second-quarter gross domestic product (GDP) growth contracted, while pro-democracy demonstrations and worse-than-expected data from China tempered markets there. Falling food and energy prices caused eurozone inflation to slow, prompting ECB President Mario Draghi to announce two new programs to buy asset-backed securities and covered bonds issued by eurozone banks, in addition to an unexpected interest-rate cut.

By the final quarter of 2014, investors were processing a wide range of year-end economic data. U.S. stocks tallied another solid quarterly gain amid better-than-expected growth indicators, with the Fed offered a mostly upbeat assessment of the country’s economic prospects. Dangerously low inflation continued to pose a headwind for ECB policymakers amid weak manufacturing in the currency area’s three largest economies — Germany, France and Italy — while the specter of instability reappeared in Greece. Meanwhile, Japan’s economy shrank more than previously estimated in the third quarter, as capital spending declined and private consumption remained weak. Emerging-market stocks struggled during the fourth quarter as stocks in Russia declined further amid a tumbling ruble and weak oil prices, and Brazil grappled with a corruption scandal that threatened several key public-works projects that are critical to that country’s economic revival.

The Fund underperformed its benchmark, the MSCI Emerging Markets Index, during the annual reporting period. On a sector basis, holdings in

4

Fund Commentary (con’t.)	NVIT Emerging Markets Fund

the energy, materials and health care sectors boosted relative Fund returns, while selections in consumer discretionary, financials and utilities all detracted from relative Fund performance during the reporting period. From a country perspective, Fund holdings in India, Mexico and Poland added to relative Fund returns, while holdings in China, Russia and Brazil weighed on Fund performance during the reporting period. From an individual security perspective, Fund holdings in Maruti Suzuki India Ltd. (India), ICICI Bank Ltd. (India) and Alibaba Group Holding Ltd. Sponsored ADR (China) helped drive relative Fund results, while holdings in Hana Financial Group Inc. (South Korea), SJM Holdings Ltd. (China) and PTT Global Chemical Public Co. Ltd. (Thailand) weighed on Fund returns during the reporting period.

Although overhanging geopolitical situations and negative investor sentiment made the period a challenging one for emerging markets, we are cautiously optimistic for 2015. The U.S. economy continues to strengthen, and while growth in Europe and Japan has been somewhat weak, central bankers there have adopted an accommodative posture, with plans to use monetary policy to help stimulate growth.

At the same time, the halving of oil prices in recent months stands to benefit European and Japanese consumers and could stimulate spending. Oil-price declines also are a positive for emerging-market countries that import oil and gas, including India, Turkey and Indonesia. If, as many analysts believe, lower oil prices are a function of oversupply, prices could soon find a bottom. Emerging-market currencies already are battered, especially those of commodity and energy exporters such as Brazil and Russia, and stock valuations are relatively low. Meanwhile, the global growth profile remains promising, and oil-price declines make any rise in U.S. interest rates likely to be gradual, not sharp.

With our balanced investment approach, the Fund can take advantage of the valuation opportunities that recent asset-class weakness has opened up, while still having the chance to benefit from what we believe are best-in-class growth names, which provide momentum and competitive advantages.

The portfolio did not employ derivatives during the reporting period.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Sean P. Fitzgibbon, CFA; and Jay Malikowski

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Emerging Markets Fund

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Highlights

•	The NVIT Emerging Markets Fund (Class I) registered -5.51%, underperforming the benchmark by 3.32% and the Lipper peer category median by 0.53% during the reporting period

•

On a sector basis, Fund holdings in the energy, materials and health care sectors boosted relative Fund returns, while selections in consumer discretionary, financials and utilities all detracted from relative Fund performance during the reporting period

•	From a country perspective, Fund holdings in India, Mexico and Poland added to relative Fund returns, while holdings in China, Russia and Brazil weighed on Fund performance during the reporting period

Asset Allocation†

Common Stocks	90.3%
Preferred Stocks	6.2%
Exchange Traded Fund	2.7%
Other assets in excess of liabilities	0.8%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	4.7%
China Construction Bank Corp., H Shares	2.7%
Tencent Holdings Ltd.	2.7%
Alibaba Group Holding Ltd., ADR	2.7%
iShares MSCI Emerging Markets ETF	2.7%
Banco Bradesco SA—Preference Shares	2.2%
CNOOC Ltd.	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.9%
Itau Unibanco Holding SA	1.8%
MTN Group Ltd.	1.8%
Other Holdings	74.7%
100.0%

Top Industries††

Banks	20.7%
Oil, Gas & Consumable Fuels	7.8%
Technology Hardware, Storage & Peripherals	7.4%
Internet Software & Services	6.8%
Wireless Telecommunication Services	4.3%
Insurance	4.2%
Automobiles	3.7%
Capital Markets	3.6%
Semiconductors & Semiconductor Equipment	2.5%
Electric Utilities	2.2%
Other Industries	36.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Overview (con’t.)	NVIT Emerging Markets Fund

Top Countries††

China	20.7%
South Korea	13.7%
India	12.2%
Brazil	11.8%
Taiwan	9.5%
South Africa	5.1%
Hong Kong	4.8%
Thailand	4.5%
Russia	3.2%
United States	2.7%
Other Countries	11.8%
100.0%

††	Percentages indicated are based upon total investments as of December 31, 2014.

7

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	(5.51)%	0.13%	6.24%	–
Class II	(5.73)%	(0.13)%	5.97%	–
Class Y	–	–	–	(2.72)%	[2]
MSCI Emerging Markets® Index	(2.19)%	1.78%	8.43%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

Expense Ratio^
Class I	1.27%
Class II	1.52%
Class Y	1.12%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Emerging Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	909.10	5.77	1.20
	Hypothetical	(a),(b)	1,000.00	1,019.16	6.11	1.20
Class II Shares	Actual	(a)	1,000.00	907.90	7.02	1.46
	Hypothetical	(a),(b)	1,000.00	1,017.85	7.43	1.46
Class Y Shares	Actual	(a)	1,000.00	909.90	5.10	1.06
	Hypothetical	(a),(b)	1,000.00	1,019.86	5.40	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

NVIT Emerging Markets Fund

Common Stocks 90.3%

	Shares	Market Value

BRAZIL 5.6%
Aerospace & Defense 0.8%
Embraer SA, ADR	29,220	$1,077,049

Airlines 0.7%
Gol Linhas Aereas Inteligentes SA, ADR*	149,070	857,153

Diversified Consumer Services 1.0%
Kroton Educacional SA	218,400	1,273,493

Diversified Financial Services 0.3%
Grupo BTG Pactual	36,000	381,235

Electric Utilities 0.5%
EDP — Energias do Brasil SA	212,300	716,399

Media 0.4%
Multiplus SA	47,900	576,631

Metals & Mining 0.7%
Vale SA — Preference Shares, ADR	127,170	923,254

Transportation Infrastructure 0.6%
Arteris SA	158,200	737,973

Water Utilities 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	122,400	783,246

		7,326,433

CHILE 0.5%
Banks 0.5%
Banco Santander Chile, ADR	34,350	677,382

CHINA 20.5%
Banks 2.7%
China Construction Bank Corp., H Shares	4,321,000	3,529,317

Capital Markets 0.9%
China Cinda Asset Management Co., Ltd., H Shares*	2,344,000	1,135,092

Communications Equipment 0.3%
BYD Electronic International Co. Ltd.	353,500	339,532

Diversified Telecommunication Services 0.4%
China Telecom Corp., Ltd., H Shares	906,000	525,469

Health Care Providers & Services 0.7%
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	427,300	962,138

Insurance 1.2%
New China Life Insurance Co., Ltd., H Shares	305,300	1,531,946

Internet & Catalog Retail 0.6%
Vipshop Holdings Ltd., ADR*	42,100	822,634

Internet Software & Services 5.3%
Alibaba Group Holding Ltd., ADR*	33,675	3,500,180
Tencent Holdings Ltd.	242,000	3,501,480

		7,001,660

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Life Sciences Tools & Services 0.9%
WuXi PharmaTech Cayman Inc, ADR*	33,970	$1,143,770

Machinery 1.1%
CSR Corp., Ltd., H Shares	1,120,000	1,507,844

Oil, Gas & Consumable Fuels 3.3%
China Shenhua Energy Co. Ltd., H Shares	528,000	1,558,081
CNOOC Ltd.	2,038,000	2,755,720

		4,313,801

Pharmaceuticals 0.9%
Sihuan Pharmaceutical Holdings Group Ltd.	1,762,000	1,172,010

Technology Hardware, Storage & Peripherals 1.6%
Lenovo Group Ltd.	1,656,000	2,162,096

Textiles, Apparel & Luxury Goods 0.6%
Anta Sports Products Ltd.	484,000	850,815

		26,998,124

COLOMBIA 1.0%
Banks 1.0%
Bancolombia SA, ADR	16,620	795,765
Grupo Aval Acciones y Valores, ADR	49,140	510,565

		1,306,330

GREECE 0.8%
Hotels, Restaurants & Leisure 0.8%
OPAP SA	94,480	1,012,476

HONG KONG 4.7%
Construction & Engineering 0.4%
China Singyes Solar Technologies Holdings Ltd.*	399,000	551,473

Electronic Equipment, Instruments & Components 0.9%
PAX Global Technology Ltd.*	1,106,000	1,132,882

Household Durables 1.0%
Haier Electronics Group Co., Ltd.	530,000	1,253,815

Independent Power and Renewable Electricity Producers 0.9%
China Resources Power Holdings Co., Ltd.	508,000	1,295,769

Real Estate Management & Development 0.9%
China Overseas Land & Investment Ltd.	416,000	1,230,624

Transportation Infrastructure 0.6%
COSCO Pacific Ltd.	511,288	724,122

		6,188,685

INDIA 12.1%
Automobiles 3.3%
Maruti Suzuki India Ltd.	39,415	2,121,882
Tata Motors Ltd.	272,140	2,128,828

		4,250,710

11

Statement of Investments (Continued)

December 31, 2014

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Banks 2.5%
Bank of Baroda	102,670	$1,806,349
State Bank of India	292,710	1,437,965

		3,244,314

Chemicals 0.6%
UPL Ltd.	140,370	767,802

Construction Materials 0.7%
Grasim Industries Ltd.	1,690	97,269
Grasim Industries Ltd., GDR	15,360	823,706

		920,975

Information Technology Services 1.1%
HCL Technologies Ltd.	58,130	1,468,099

Metals & Mining 0.5%
Hindalco Industries Ltd.	277,580	688,349

Oil, Gas & Consumable Fuels 2.3%
Coal India Ltd.	199,070	1,205,956
Oil & Natural Gas Corp., Ltd.	334,780	1,801,613

		3,007,569

Pharmaceuticals 0.5%
Aurobindo Pharma Ltd.	38,456	690,249

Wireless Telecommunication Services 0.6%
Bharti Infratel Ltd.	144,459	769,260

		15,807,327

INDONESIA 1.7%
Banks 1.2%
Bank Negara Indonesia Persero Tbk PT	3,191,200	1,563,670

Construction Materials 0.5%
Indocement Tunggal Prakarsa Tbk PT	322,700	651,128

		2,214,798

MALAYSIA 0.4%
Banks 0.4%
CIMB Group Holdings Bhd	324,900	515,654

MEXICO 1.0%
Beverages 1.0%
Arca Continental SAB de CV*	216,600	1,370,326

PERU 1.0%
Banks 1.0%
Credicorp Ltd.	8,140	1,303,865

PHILIPPINES 2.1%
Banks 1.4%
Metropolitan Bank & Trust Co.	995,466	1,835,451

Food Products 0.7%
Universal Robina Corp.	206,880	901,973

		2,737,424

Common Stocks (continued)

	Shares	Market Value

POLAND 0.5%
Electric Utilities 0.5%
Energa SA	109,320	$710,940

RUSSIA 3.2%
Banks 0.3%
Sberbank of Russia, ADR	112,610	436,139

Food & Staples Retailing 0.5%
X5 Retail Group NV, GDR*	56,030	678,908

Metals & Mining 0.9%
MMC Norilsk Nickel OJSC, ADR	81,830	1,130,899

Oil, Gas & Consumable Fuels 1.5%
Lukoil OAO, ADR	34,320	1,316,171
Rosneft OAO, GDR	166,560	580,674

		1,896,845

		4,142,791

SOUTH AFRICA 5.1%
Food Products 0.8%
Tiger Brands Ltd.	34,860	1,104,843

Health Care Providers & Services 1.2%
Mediclinic International Ltd.	183,940	1,592,183

Industrial Conglomerates 1.3%
Bidvest Group Ltd. (The)	64,525	1,686,934

Wireless Telecommunication Services 1.8%
MTN Group Ltd.	120,070	2,284,035

		6,667,995

SOUTH KOREA 13.6%
Banks 2.7%
DGB Financial Group, Inc.*	76,360	784,915
Hana Financial Group, Inc.	63,323	1,833,979
Shinhan Financial Group Co., Ltd.*	22,830	917,654

		3,536,548

Commercial Services & Supplies 0.5%
S-1 Corp.*	10,594	683,505

Electric Utilities 1.1%
Korea Electric Power Corp.*	37,764	1,455,161

Household Durables 0.7%
LG Electronics, Inc.*	16,148	864,987

Insurance 1.6%
Samsung Fire & Marine Insurance Co., Ltd.*	8,034	2,061,633

Internet Software & Services 1.4%
NAVER Corp.*	2,963	1,897,609

Technology Hardware, Storage & Peripherals 4.7%
Samsung Electronics Co., Ltd.	5,103	6,135,054

Wireless Telecommunication Services 0.9%
SK Telecom Co., Ltd.	5,080	1,242,533

		17,877,030

12

Statement of Investments (Continued)

December 31, 2014

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 9.4%
Banks 1.8%
E.Sun Financial Holding Co., Ltd.	2,276,469	$1,410,555
Mega Financial Holding Co., Ltd.	1,238,553	955,533

		2,366,088

Diversified Financial Services 1.3%
Fubon Financial Holding Co., Ltd.	1,104,700	1,758,383

Electronic Equipment, Instruments & Components 1.3%
AU Optronics Corp.*	3,371,000	1,711,009

Insurance 1.4%
China Life Insurance Co., Ltd.	2,165,834	1,789,156

Semiconductors & Semiconductor Equipment 2.5%
Advanced Semiconductor Engineering, Inc.	651,000	773,145
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	112,850	2,525,584

		3,298,729

Technology Hardware, Storage & Peripherals 1.1%
Pegatron Corp.	636,000	1,453,730

		12,377,095

THAILAND 4.5%
Beverages 0.6%
Thai Beverage PCL	1,468,000	761,961

Chemicals 0.4%
PTT Global Chemical PCL	360,536	559,427

Diversified Telecommunication Services 1.2%
Jasmine International PCL	7,200,000	1,596,880

Food Products 0.6%
Thai Union Frozen Products PCL	281,300	768,976

Oil, Gas & Consumable Fuels 0.8%
PTT PCL	103,000	1,009,006

Wireless Telecommunication Services 0.9%
Advanced Info Service PCL	150,350	1,140,130

		5,836,380

TURKEY 2.0%
Automobiles 0.3%
Ford Otomotiv Sanayi AS	23,840	331,462

Banks 0.8%
Turkiye Halk Bankasi AS	203,820	1,207,346

Real Estate Investment Trusts (REITs) 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	954,440	1,128,884

		2,667,692

Common Stocks (continued)

	Shares	Market Value

UNITED ARAB EMIRATES 0.6%
Real Estate Management & Development 0.6%
Emaar Malls Group PJSC*	993,670	$725,020

Total Common Stocks (cost $122,582,031)		118,463,767

Preferred Stocks 6.2%
BRAZIL 6.2%
Banks 4.3%
Banco Bradesco SA — Preference Shares	213,500	2,815,931
Banco do Estado do Rio Grande do Sul SA, Class B	100,400	547,664
Itau Unibanco Holding SA	176,518	2,297,616

		5,661,211

Chemicals 0.5%
Braskem SA — Preference Shares, Class A	91,600	603,040

Food & Staples Retailing 1.4%
Cia Brasileira de Distribuicao	50,100	1,858,913

Total Preferred Stocks (cost $9,229,916)		8,123,164

Exchange Traded Fund 2.7%
UNITED STATES 2.7%
iShares MSCI Emerging Markets ETF	88,515	3,477,754

Total Exchange Traded Fund (cost $3,551,929)		3,477,754

Total Investments (cost $135,363,876) (a) — 99.2%		130,064,685
Other assets in excess of liabilities — 0.8%		1,067,155

NET ASSETS — 100.0%		$131,131,840

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Public Limited Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

13

Statement of Investments (Continued)

December 31, 2014

NVIT Emerging Markets Fund (Continued)

OJSC	Open Joint Stock Company

PCL	Public Company Limited

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2014

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $135,363,876)	$130,064,685
Cash	957,922
Foreign currencies, at value (cost $200,781)	195,394
Dividends receivable	433,520
Receivable for investments sold	1,945,512
Receivable for capital shares issued	47,528
Prepaid expenses	215

Total Assets	133,644,776

Liabilities:
Payable for investments purchased	2,090,148
Payable for capital shares redeemed	35,077
Accrued expenses and other payables:
Investment advisory fees	101,108
Fund administration fees	9,224
Distribution fees	13,222
Administrative servicing fees	26,419
Accounting and transfer agent fees	1,250
Deferred capital gain country tax	175,493
Custodian fees	339
Compliance program costs (Note 3)	111
Professional fees	20,735
Printing fees	8,290
Other	31,520

Total Liabilities	2,512,936

Net Assets	$131,131,840

Represented by:
Capital	$151,500,562
Accumulated undistributed net investment income	638,657
Accumulated net realized losses from investments and foreign currency transactions	(15,533,491)
Net unrealized appreciation/(depreciation) from investments†	(5,474,684)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	796

Net Assets	$131,131,840

†	Net of $175,493 of deferred capital gain country tax.

15

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$69,228,499
Class II Shares	61,818,215
Class Y Shares	85,126

Total	$131,131,840

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,287,411
Class II Shares	5,691,164
Class Y Shares	7,723

Total	11,986,298

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.01
Class II Shares	$10.86
Class Y Shares	$11.02

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2014

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$3,668,732
Interest income	675
Foreign tax withholding	(293,308)

Total Income	3,376,099

EXPENSES:
Investment advisory fees	1,338,292
Fund administration fees	110,558
Distribution fees Class II Shares	111,379
Distribution fees Class VI Shares (a)	45,379
Administrative servicing fees Class I Shares	86,245
Administrative servicing fees Class II Shares	66,828
Administrative servicing fees Class III Shares (b)	30,431
Administrative servicing fees Class VI Shares (a)	27,228
Professional fees	62,113
Printing fees	15,485
Trustee fees	4,062
Custodian fees	8,161
Accounting and transfer agent fees	8,853
Compliance program costs (Note 3)	449
Other	6,111

Total expenses before earnings credit and fees waived	1,921,574

Earnings credit (Note 5)	(26)
Investment advisory fees waived (Note 3)	(73,380)

Net Expenses	1,848,168

NET INVESTMENT INCOME	1,527,931

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	3,952,003
Net realized losses from foreign currency transactions (Note 2)	(165,323)

Net realized gains from investments and foreign currency transactions	3,786,680

Net change in unrealized appreciation/(depreciation) from investments ††	(13,325,483)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	15,175

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,310,308)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(9,523,628)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,995,697)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

†	Net of capital gain country taxes of $41,706.

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $103,309.

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$1,527,931		$1,837,954
Net realized gains from investments and foreign currency transactions	3,786,680		10,340,555
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,310,308)		(12,095,703)

Change in net assets resulting from operations	(7,995,697)		82,806

Distributions to Shareholders From:
Net investment income:
Class I	(724,049)		(178,974)
Class II	(571,501)		(12,291)
Class III (a)	(295,017)		(808,552)
Class VI (b)	(233,160)		(529,890)
Class Y	(778	)(c)	–

Change in net assets from shareholder distributions	(1,824,505)		(1,529,707)

Change in net assets from capital transactions	(3,082,540)		(8,993,200)

Change in net assets	(12,902,742)		(10,440,101)

Net Assets:
Beginning of year	144,034,582		154,474,683

End of year	$131,131,840		$144,034,582

Accumulated undistributed net investment income at end of year	$638,657		$1,081,551

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,911,163		$2,080,464
Proceeds from shares issued from class conversion	63,184,949		–
Dividends reinvested	724,049		178,974
Cost of shares redeemed	(14,244,699)		(7,632,824)

Total Class I Shares	56,575,462		(5,373,386)

Class II Shares
Proceeds from shares issued	9,312,711		349
Proceeds from shares issued from class conversion	59,156,605		–
Dividends reinvested	571,501		12,291
Cost of shares redeemed	(5,819,462)		(210,228)

Total Class II Shares	63,221,355		(197,588)

Class III Shares (a)
Proceeds from shares issued	2,500,931		15,520,895
Dividends reinvested	295,017		808,552
Cost of shares redeemed in class conversion	(63,184,949)		–
Cost of shares redeemed	(6,057,080)		(22,962,060)

Total Class III Shares	(66,446,081)		(6,632,613)

Class VI Shares (b)
Proceeds from shares issued	3,850,652		12,349,739
Dividends reinvested	233,160		529,890
Cost of shares redeemed in class conversion	(59,156,605)		–
Cost of shares redeemed	(1,452,196)		(9,669,242)

Total Class VI Shares	(56,524,989)		3,210,387

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.
(c)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

18

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$119,692	(c)	$–
Dividends reinvested	778	(c)	–
Cost of shares redeemed	(28,757	)(c)	–

Total Class Y Shares	91,713	(c)	–

Change in net assets from capital transactions	$(3,082,540)		$(8,993,200)

SHARE TRANSACTIONS:
Class I Shares
Issued	583,262		176,650
Issued in class conversion	5,546,967		–
Reinvested	58,429		15,308
Redeemed	(1,204,428)		(651,279)

Total Class I Shares	4,984,230		(459,321)

Class II Shares
Issued	781,937		14
Issued in class conversion	5,254,908		–
Reinvested	46,451		1,062
Redeemed	(497,908)		(18,356)

Total Class II Shares	5,585,388		(17,280)

Class III Shares (a)
Issued	222,039		1,305,803
Reinvested	25,389		69,278
Redeemed in class conversion	(5,556,528)		–
Redeemed	(540,017)		(1,986,237)

Total Class III Shares	(5,849,117)		(611,156)

Class VI Shares (b)
Issued	340,874		1,061,224
Reinvested	20,152		45,535
Redeemed in class conversion	(5,222,250)		–
Redeemed	(130,111)		(830,996)

Total Class VI Shares	(4,991,335)		275,763

Class Y Shares
Issued	10,084	(c)	–
Reinvested	63	(c)	–
Redeemed	(2,424	)(c)	–

Total Class Y Shares	7,723	(c)	–

Total change in shares	(263,111)		(811,994)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.
(c)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	–	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.05%
Year Ended December 31, 2013 (e)	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	–	$11.80	0.66%	(f)	$15,371,041	1.19%	1.37%	1.25%	78.72%
Year Ended December 31, 2012 (e)	$10.16	0.15	1.61	1.76	(0.06)	(0.06)	–	$11.86	17.22%		$20,901,248	1.20%	1.38%	1.25%	68.20%
Year Ended December 31, 2011 (e)	$13.19	0.13	(3.08)	(2.95)	(0.08)	(0.08)	–	$10.16	(22.37%	)	$19,667,663	1.22%	1.07%	1.23%	119.54%
Year Ended December 31, 2010 (e)	$11.36	0.08	1.76	1.84	(0.01)	(0.01)	–	$13.19	16.17%		$44,965,055	1.19%	0.70%	1.19%	135.63%

Class II Shares
Year Ended December 31, 2014 (e)	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	–	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.05%
Year Ended December 31, 2013 (e)	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	–	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%
Year Ended December 31, 2012 (e)	$10.04	0.12	1.59	1.71	(0.03)	(0.03)	–	$11.72	16.99%		$1,442,757	1.45%	1.12%	1.50%	68.20%
Year Ended December 31, 2011 (e)	$13.04	0.11	(3.05)	(2.94)	(0.06)	(0.06)	–	$10.04	(22.60%	)	$1,699,906	1.48%	0.90%	1.49%	119.54%
Year Ended December 31, 2010 (e)	$11.25	0.05	1.74	1.79	–	–	–	$13.04	15.91%		$2,748,446	1.44%	0.45%	1.44%	135.63%

Class Y Shares
Period Ended December 31, 2014 (e)(g)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	–	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

21

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,077,049	$—	$—	$1,077,049
Airlines	857,153	—	—	857,153
Automobiles	—	4,582,172	—	4,582,172
Banks	3,723,716	17,798,388	—	21,522,104
Beverages	1,370,326	761,961	—	2,132,287
Capital Markets	—	1,135,092	—	1,135,092
Chemicals	—	1,327,229	—	1,327,229
Commercial Services & Supplies	—	683,505	—	683,505
Communications Equipment	—	339,532	—	339,532
Construction & Engineering	—	551,473	—	551,473
Construction Materials	—	1,572,103	—	1,572,103
Diversified Consumer Services	1,273,493	—	—	1,273,493
Diversified Financial Services	381,235	1,758,383	—	2,139,618
Diversified Telecommunication Services	—	2,122,349	—	2,122,349
Electric Utilities	716,399	2,166,101	—	2,882,500
Electronic Equipment, Instruments & Components	—	2,843,891	—	2,843,891
Food & Staples Retailing	—	678,908	—	678,908
Food Products	—	2,775,792	—	2,775,792
Health Care Providers & Services	—	2,554,321	—	2,554,321
Hotels, Restaurants & Leisure	—	1,012,476	—	1,012,476
Household Durables	—	2,118,802	—	2,118,802
Independent Power and Renewable Electricity Producers	—	1,295,769	—	1,295,769
Industrial Conglomerates	—	1,686,934	—	1,686,934
Information Technology Services	—	1,468,099	—	1,468,099
Insurance	—	5,382,735	—	5,382,735
Internet & Catalog Retail	822,634	—	—	822,634
Internet Software & Services	3,500,180	5,399,089	—	8,899,269
Life Sciences Tools & Services	1,143,770	—	—	1,143,770
Machinery	1,507,844	—	—	1,507,844
Media	576,631	—	—	576,631
Metals & Mining	2,054,153	688,349	—	2,742,502
Oil, Gas & Consumable Fuels	1,316,171	8,911,050	—	10,227,221
Pharmaceuticals	—	1,862,259	—	1,862,259
Real Estate Investment Trusts (REITs)	—	1,128,884	—	1,128,884
Real Estate Management & Development	725,020	1,230,624	—	1,955,644
Semiconductors & Semiconductor Equipment	2,525,584	773,145	—	3,298,729
Technology Hardware, Storage & Peripherals	—	9,750,880	—	9,750,880
Textiles, Apparel & Luxury Goods	—	850,815	—	850,815
Transportation Infrastructure	737,973	724,122	—	1,462,095
Water Utilities	783,246	—	—	783,246
Wireless Telecommunication Services	—	5,435,958	—	5,435,958
Total Common Stocks	$25,092,577	$93,371,190	$—	$118,463,767
Exchange Traded Fund	3,477,754	—	—	3,477,754
Preferred Stocks	8,123,164	—	—	8,123,164
Total	$36,693,495	$93,371,190	$—	$130,064,685

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

23

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and foreign currency transactions
$—	$(146,320)	$146,320

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

25

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.95%, and after voluntary fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $73,380, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

26

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, NFM earned $110,558 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $449.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $210,732 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class III and Class VI shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,046 and $19,683, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement

27

Notes to Financial Statements (Continued)

December 31, 2014

bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $115,766,152 and sales of $119,124,273 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $4,295 of brokerage commissions.

28

Notes to Financial Statements (Continued)

December 31, 2014

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,824,505	$—	$1,824,505	$—	$1,824,505

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,529,707	$—	$1,529,707	$—	$1,529,707

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$648,336	$—	$648,336	$(14,902,259)	$(6,114,799)	$(20,368,722)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$136,004,787	$9,882,759	$(15,822,861)	$(5,940,102)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$14,188,784	2017
713,475	Unlimited

29

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $3,966,798 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Emerging Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

31

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,603,334 or $0.3006 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $387,990 or $0.0324 per outstanding share.

32

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

34

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[3]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[3]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

38

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

39

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

40

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

41

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Annual Report

December 31, 2014

NVIT Managed American Funds Asset Allocation Fund

AR-AM-MGAA 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Asset Allocation Fund

For the period from the Fund’s inception on July 8, 2014, through December 31, 2014, the NVIT Managed American Funds Asset Allocation Fund (Class II) returned 0.36% versus -0.74% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 225 funds as of December 31, 2014) was 0.66% for the same time period.

Please note that the Fund has an inception date of July 8, 2014, giving it slightly less than a six-month track record. This abbreviated reporting period provides limited insights.

The American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund) forms the core holding of this Fund (95% of assets). The remaining 5% of Fund assets resides in an overlay sleeve consisting of investments in futures contracts and cash that are designed to manage the overall volatility of the Fund’s portfolio by the purchase and sale of stock index futures tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes and can increase equity exposure to a maximum of 80% and decrease equity exposure to a minimum of 0%.

For the period, the overlay sleeve used derivatives based on the S&P 500, the S&P MidCap 400® Index, the Russell 2000 Index and the MSCI EAFE Index, which detracted from overall Fund performance.

Below is the 2014 annual report commentary from American Funds Insurance Series® Asset Allocation Fund which is the sole investment of the NVIT Managed American Funds Asset Allocation Fund.

U.S. stocks recorded a succession of record highs in 2014. All industry sectors rose with the exception of energy, where stocks were hurt by the dramatic slump in oil prices. Bonds advanced as investors moved to U.S. Treasuries amid mixed global growth and geopolitical tensions.

The fund had gains close to or in double digits in several sectors, including utilities, information technology and health care, but trailed the index in each on a relative basis because of a low weighting or disappointing results from select holdings. Not surprisingly, the fund’s weakest sector was energy, which included two of the top five detractors to relative returns. The fund’s slightly larger cash position, which reflects the portfolio managers’ cautious approach after several years of rising markets, also hampered results.

The fund’s fixed-income holdings slightly lagged the index. High-yield corporate bonds detracted from fund results as investors sought the safety of Treasuries and investment-grade corporate securities.

The fund’s portfolio managers trimmed stock holdings slightly, ending the year with 67.5% of assets in equities, down from 69.4% a year ago.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Asset Allocation FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up).The Volatility

4

Fund Commentary (con’t.)	NVIT Managed American Funds Asset Allocation Fund

Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Managed American Funds Asset Allocation Fund

Objective

The Fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.

Highlights

•

For the reporting period, the NVIT Managed American Funds Asset Allocation Fund (Class II) returned 0.36%, outperforming the benchmark by 1.10% and underperforming the Lipper peer category median by 0.30%

•

The fund’s weakest sector was energy, which included two of the top five detractors to relative returns. The fund’s portfolio managers trimmed stock holdings slightly, ending the year with 67.5% of assets in equities, down from 69.4% a year ago

6

Fund Performance	NVIT Managed American Funds Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

Inception[2]
Class II	0.36%
Morningstar Moderate Target Risk Index	(0.92)%
CPI	(1.44)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014. Not annualized.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.04%	1.02%

^	Current effective prospectus dated July 01, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Managed American Funds Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Asset Allocation Fund since inception through 12/31/14 versus performance of the Morningstar® Moderate Target Risk Index and the Consumer Price Index (CPI) from 8/1/14 through 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 9, 2014) (commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 9, 2014 (commencement of operations) through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 9, 2014 (commencement of operations) through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class II Shares	Actual	(a)	1,000.00	1,003.60	3.53	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.53	3.72	0.73

(a)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 9, 2014 through December 31, 2014 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

9

Statement of Investments

December 31, 2014

NVIT Managed American Funds Asset Allocation Fund

Mutual Fund 95.5%

	Shares	Market Value

Balanced Fund 95.5%
American Funds Asset Allocation Fund	8,231,463	$182,985,423

Total Mutual Fund (cost $182,920,814)		182,985,423

Total Investments (cost $182,920,814) (a) — 95.5%		182,985,423
Other assets in excess of liabilities — 4.5%		8,565,459

NET ASSETS — 100.0%		$191,550,882

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
5	Mini MSCI EAFE	03/20/15	$439,475	$(4,362)
4	Russell 2000 Mini Future	03/20/15	480,280	(6,259)
62	S&P 500 E-Mini	03/20/15	6,362,440	(88,168)
1	S&P MID 400 E-Mini	03/20/15	144,860	(1,893)

			$7,427,055	$(100,682)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investments, at value (cost $182,920,814)	$182,985,423
Cash	8,492,798
Receivable for capital shares issued	761,227
Receivable for variation margin on futures contracts	136,337
Prepaid offering costs	21,670

Total Assets	192,397,455

Liabilities:
Payable for investments purchased	723,165
Accrued expenses and other payables:
Investment advisory fees	24,616
Fund administration fees	7,117
Distribution fees	35,114
Administrative servicing fees	37,790
Accounting and transfer agent fees	13
Custodian fees	520
Compliance program costs (Note 3)	96
Professional fees	13,016
Printing fees	4,712
Other	414

Total Liabilities	846,573

Net Assets	$191,550,882

Represented by:
Capital	$192,328,759
Accumulated net realized losses from investments and futures transactions	(741,804)
Net unrealized appreciation/(depreciation) from investments	64,609
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(100,682)

Net Assets	$191,550,882

Net Assets:
Class II Shares	$191,550,882

Total	$191,550,882

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	19,316,062

Total	19,316,062

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.92

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Period Ended December 31, 2014

NVIT Managed American Funds Asset Allocation Fund (a)
INVESTMENT INCOME:
Dividend income	$2,258,380
Interest income	1,552

Total Income	2,259,932

EXPENSES:
Offering costs	10,988
Investment advisory fees	59,099
Fund administration fees	17,989
Distribution fees Class II Shares	98,498
Administrative servicing fees Class II Shares	98,498
Professional fees	13,853
Printing fees	11,737
Trustee fees	1,292
Custodian fees	1,628
Accounting and transfer agent fees	1,549
Compliance program costs (Note 3)	155
Other	657

Total expenses before earnings credit and expenses reimbursed	315,943

Earnings credit (Note 4)	(167)
Expenses reimbursed by adviser (Note 3)	(26,985)

Net Expenses	288,791

NET INVESTMENT INCOME	1,971,141

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	402
Net realized losses from futures transactions (Note 2)	(742,206)

Net realized losses from investments and futures transactions	(741,804)

Net change in unrealized appreciation/(depreciation) from investments	64,609
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(100,682)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(36,073)

Net realized/unrealized losses from investments and futures transactions	(777,877)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,193,264

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets

NVIT Managed American Funds Asset Allocation Fund
Period ended December 31, 2014 (a)
Operations:
Net investment income	$1,971,141
Net realized losses from investments and futures transactions	(741,804)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(36,073)

Change in net assets resulting from operations	1,193,264

Distributions to Shareholders From:
Net investment income:
Class II	(2,011,378)

Change in net assets from shareholder distributions	(2,011,378)

Change in net assets from capital transactions	192,368,996

Change in net assets	191,550,882

Net Assets:
Beginning of period	–

End of period	$191,550,882

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$190,430,245
Dividends reinvested	2,011,378
Cost of shares redeemed	(72,627)

Total Class II Shares	192,368,996

Change in net assets from capital transactions	$192,368,996

SHARE TRANSACTIONS:
Class II Shares
Issued	19,121,546
Reinvested	201,743
Redeemed	(7,227)

Total Class II Shares	19,316,062

Total change in shares	19,316,062

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Period Ended December 31, 2014 (d)(e)	$10.00	0.24	(0.20)	0.04	(0.12)	(0.12)	$9.92	0.36%	$191,550,882	0.73%	2.39%	0.80%	0.09%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

The Fund commenced operations on July 9, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the period ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

16

Notes to Financial Statements (Continued)

December 31, 2014

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(100,682)
Total		$(100,682)
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(742,206)
Total	$(742,206)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(100,682)
Total	$(100,682)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to modify exposure to volatility. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the period ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

17

Notes to Financial Statements (Continued)

December 31, 2014

purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to non-deductible offering costs, non-deductible 12b-1 fees, and taxable overdistribution. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the period ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$(40,237)	$40,237	$—

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.
The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (NWAM)

18

Notes to Financial Statements (Continued)

December 31, 2014

(the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Total
$26,985	$26,985

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the period ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

19

Notes to Financial Statements (Continued)

December 31, 2014

During the period ended December 31, 2014, NFM earned $17,989 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $155.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the period ended December 31, 2014, NFS earned $98,498 in administrative services fees from the Fund.

For the period ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period ended December 31, 2014, the Fund had purchases of $182,989,481 and sales of $69,069 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

20

Notes to Financial Statements (Continued)

December 31, 2014

8.  Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,011,378	$—	$2,011,378	$—	$2,011,378

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(842,486)	$64,609	$(777,877)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$182,920,814	$1,149,432	$(1,084,823)	$64,609

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$842,486	Unlimited

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Managed American Funds Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period July 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22

Supplemental Information

December 31, 2014 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund — Initial Approval of Advisory and Subadvisory Agreements

At the June 11, 2014 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Nationwide Asset Management, LLC (“NWAM,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

In making their determinations, the Trustees considered that the Fund is a fund of funds with a separate managed volatility overlay to be implemented by a subadviser, and that NFA would manage the Fund’s asset allocation process. They considered information regarding the proposed investment strategy and approach of NFA, including information regarding the volatility algorithm to be administered by NFA. In considering the appointment of NWAM as subadviser to the Fund, the Trustees considered NFA’s statement that NWAM would be required to implement the Fund’s volatility overlay, and took into account information provided to them as to NWAM’s investment approach. The Trustees considered NWAM’s past performance and NWAM’s personnel who would be primarily responsible for implementing the Fund’s volatility overlay. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the subadvisory fees, and the fact that NFA pays NWAM out of its advisory fees.

The Trustees noted that the proposed advisory fee to be paid by the Fund was below the median of the advisory fees paid by funds in the Fund’s expected expense universe (which includes both funds that make direct investments and funds of funds) as determined by the Lipper organization, and one basis point above the median of the advisory fees paid by those funds in the expense universe that operate as funds of funds. The Trustees considered that the Fund’s anticipated total expense ratio for the first year was expected to be one basis point above the median of its expected expense universe as determined by the Lipper organization, but also considered management’s expectation that the total expense ratio would improve as the Fund increases in size and fixed costs are distributed over a larger asset base. The Trustees considered management’s estimates regarding profitability.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature, extent, and quality of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	In light of the various factors considered, the cost of services to be provided by NFA to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	The estimated level of profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for an initial two-year period.

23

Supplemental Information (continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT International Equity Fund

AR-IE 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT International Equity Fund

For the annual period ended December 31, 2014, the NVIT International Equity Fund (Class I) returned -0.45% versus -3.87% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 76 funds as of December 31, 2014) was -3.20% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Overview

The non-US equity markets collectively finished 2014 in negative territory aided by a weak December finish. The decision by OPEC not to cut production heightened global deflation fears. However, reassuring comments from the US Federal Reserve curtailed some of the losses before month-end. The year saw significant differences across regions. The major themes which dominated investor behavior throughout much of the year included continued central bank easing, plummeting oil prices, a strong US dollar, global economic decoupling, and growing corporate profits. The European and Asian markets posted modest gains for the year as signs of growth remained elusive despite central bank stimulative measures. Emerging markets also struggled for most of the second half of the year as they were hurt by their large commodity exposure, and escalating geopolitical tensions in Russia and the Mid East. The strong dollar erased even modest gains in the non-US markets, as it appreciated over 5% in value during the year, erasing modest gains in the local markets.

Factor performance reflected a cautious investor preference throughout 2014, as lower beta and volatility stocks were in favor, even in the stronger markets such as the United States. Stocks with positive price momentum and earnings revisions performed well throughout the world. Quality measures were also rewarded as higher ROE and lower-leveraged companies outperformed. By contrast, lower multiple and small capitalization stocks underperformed as investors avoided a higher-risk, value-driven orientation through much of the year. Japan was a notable outlier to the global preferences as low-multiple, higher-dividend stocks performed well and stocks with favorable price momentum tended to reverse quickly.

Portfolio Review

The portfolio outperformed in eight out of ten sectors for the year led by health care, consumer discretionary, and financial holdings. Material and telecom stocks marginally underperformed their benchmarks. Regional performance was favorable in most areas led by Europe (including the United Kingdom) and emerging markets. North America, specifically Canada, was the only laggard for the year. Stocks which benefitted the portfolio in 2014 included Shire, a favorable holding for most of the year, as the stock jumped on the company’s potential takeover by AbbVie. We sold a partial position when the stock moved, and recently reestablished a full position after the merger fell apart. LARGAN Precision, a provider of smart-phone camera components, enjoyed a very strong year as they dominate both mid and upper smart-phone markets. We have trimmed the position primarily based on the stock’s strong performance and valuation. Tata Motors also enjoyed a strong year as investors favored their low valuation and the public acceptance of the new the new Jaguar car line. Prime Minister Narendra Modi’s election and promised reforms provided an overall benefit to the market in India, one of the strongest in Asia in 2014. Stocks which detracted from the year’s return included Anglo American, the mining conglomerate, which was directly impacted by the sharp selloff in commodities in spite of improvement in the their operating margins and significant cost-cutting measures. We continue to favor the stock within its sector. Atlas Iron also struggled as the decline in China’s real estate construction projects sent iron ore prices plummeting. We sold the position. ENI, the Italian energy company, also sold off sharply specifically in the fourth quarter with the decline in oil prices. We favor the company as one of the least expensive in the energy sector with the flexibility to control its capital expenditures going forward and in light of lower oil prices.

4

Fund Commentary (con’t.)	NVIT International Equity Fund

2014 was a favorable year for our various valuation metrics as sentiment and growth factors generally provided positive discrimination throughout most of the year. Quality also provided value throughout a good part of the year particularly in the sell off over the past 4 months of the year. The value factor was the most inconsistent, as investors were willing to overlook pure price to find growth and quality. While we expect that the markets are likely to experience some increased volatility in the near-term, as the picture for growth outside the United States remains uncertain, we still find compelling opportunities outside of the United States and believe that they will be a source a favorable returns and diversification for long-term investors.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Taras Ivanenko, Paul Moghtader and Susanne Willumsen

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Equity Fund

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Highlights

•	The NVIT International Equity Fund (Class I) returned -0.45%, outperforming the benchmark by 3.42% and outperforming the Lipper peer category median by 2.75% during the reporting period

•	Regional performance was favorable in most areas led by Europe (including the United Kingdom) and emerging markets.

•	North America, specifically Canada, was the only laggard for the year.

Asset Allocation†

Common Stocks	98.7%
Preferred Stocks	1.3%
Repurchase Agreement	0.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Banks	14.1%
Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	7.1%
Food Products	4.5%
Insurance	4.5%
Metals & Mining	4.1%
Machinery	3.7%
Diversified Telecommunication Services	3.6%
Media	2.8%
Chemicals	2.6%
Other Industries*	45.4%
100.0%

Top Holdings††

Roche Holding AG	2.8%
Sumitomo Mitsui Financial Group, Inc.	2.0%
Novartis AG	1.9%
Eni SpA	1.8%
China Construction Bank Corp., H Shares	1.8%
Wharf Holdings Ltd. (The)	1.7%
Kone OYJ, Class B	1.7%
Unilever NV, CVA	1.6%
Asahi Kasei Corp.	1.5%
Telstra Corp., Ltd.	1.5%
Other Holdings*	81.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

6

Fund Overview (con’t.)	NVIT International Equity Fund

Top Countries††

United Kingdom	17.2%
Japan	15.2%
Germany	6.3%
Switzerland	5.9%
Australia	5.8%
Canada	5.4%
France	5.0%
South Korea	4.0%
China	3.8%
Hong Kong	3.2%
Other Countries*	28.2%
100.0%

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

7

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	(0.45)%	6.75%	7.88%
Class II2,3	(0.72)%	6.46%	7.71%
MSCI ACWI ex USA	(3.87)%	4.43%	5.13%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class VI shares (May 1, 2008), are based on the performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class VI shares would have been lower.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

Expense Ratio^
Class I	1.16%
Class II	1.41%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT International Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	929.00	5.49	1.13
	Hypothetical	(a)(b)	1,000.00	1,019.51	5.75	1.13
Class II Shares(c)	Actual	(a)	1,000.00	927.70	6.71	1.38
	Hypothetical	(a)(b)	1,000.00	1,018.25	7.02	1.38

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

10

Statement of Investments

December 31, 2014

NVIT International Equity Fund

Common Stocks 98.7%

	Shares	Market Value

AUSTRALIA 5.8%
Biotechnology 0.7%
CSL Ltd.	10,275	$721,775

Commercial Services & Supplies 0.2%
Downer EDI Ltd.	54,116	206,804

Containers & Packaging 0.8%
Amcor Ltd.	76,393	840,502

Diversified Telecommunication Services 1.5%
Telstra Corp., Ltd.	337,893	1,640,412

Media 0.2%
REA Group Ltd.	6,962	255,256

Metals & Mining 1.4%
BHP Billiton Ltd.	55,245	1,306,138
Fortescue Metals Group Ltd.	89,245	195,950

		1,502,088

Real Estate Investment Trusts (REITs) 1.0%
GPT Group (The)	287,371	1,017,020

		6,183,857

BELGIUM 0.3%
Media 0.3%
Telenet Group Holding NV*	5,094	285,864

BRAZIL 1.3%
Banks 0.6%
Itau Unibanco Holding SA — Preference Shares, ADR	53,590	697,206

Beverages 0.3%
Ambev SA, ADR	44,615	277,505

Diversified Consumer Services 0.1%
Estacio Participacoes SA	11,400	102,155

Insurance 0.3%
BB Seguridade Participacoes SA	26,900	325,447

		1,402,313

CANADA 5.4%
Banks 0.7%
Canadian Imperial Bank of Commerce	8,658	744,031

Commercial Services & Supplies 0.2%
Transcontinental, Inc., Class A	15,596	222,301

Electronic Equipment, Instruments & Components 0.1%
Avigilon Corp.*	7,813	128,984

Food & Staples Retailing 0.3%
Empire Co., Ltd., Class A	3,546	267,430

Media 0.2%
Cogeco Cable, Inc.	3,769	232,408

Oil, Gas & Consumable Fuels 1.9%
Canadian Natural Resources Ltd.	22,392	692,307
Cenovus Energy, Inc.	8,700	179,496

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Oil, Gas & Consumable Fuels (continued)
Encana Corp.	42,041	$585,129
Enerplus Corp.	49,772	479,384

		1,936,316

Road & Rail 0.7%
Canadian National Railway Co.	11,438	787,802

Software 0.4%
Constellation Software, Inc.	1,503	446,890

Thrifts & Mortgage Finance 0.4%
Genworth MI Canada, Inc.	15,063	479,454

Trading Companies & Distributors 0.5%
Russel Metals, Inc.	21,705	483,869

		5,729,485

CHINA 3.8%
Banks 3.1%
Agricultural Bank of China Ltd., H Shares	718,000	361,129
China Construction Bank Corp., H Shares	2,314,000	1,890,035
China Minsheng Banking Corp., Ltd., H Shares	857,900	1,121,551

		3,372,715

Independent Power and Renewable Electricity Producers 0.3%
Huadian Power International Corp., Ltd., H Shares	360,000	312,312

Insurance 0.2%
New China Life Insurance Co., Ltd., H Shares	39,900	200,212

Real Estate Management & Development 0.2%
Evergrande Real Estate Group Ltd. (a)	415,000	167,237

		4,052,476

DENMARK 1.5%
Health Care Equipment & Supplies 0.3%
Coloplast A/S, Class B	3,586	300,093

Pharmaceuticals 1.2%
Novo Nordisk A/S, Class B	31,637	1,338,238

		1,638,331

FAEROE ISLAND 0.2%
Food Products 0.2%
Bakkafrost P/F	10,231	229,870

FINLAND 1.7%
Machinery 1.7%
Kone OYJ, Class B	40,552	1,846,241

FRANCE 5.0%
Aerospace & Defense 0.5%
Airbus Group NV	11,270	557,166

11

Statement of Investments (Continued)

December 31, 2014

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.3%
Cie Generale des Etablissements Michelin	4,066	$367,024

Banks 1.1%
BNP Paribas SA	12,584	742,884
Societe Generale SA	9,401	393,434

		1,136,318

Electronic Equipment, Instruments & Components 0.7%
Ingenico	6,732	709,138

Insurance 1.0%
AXA SA	46,539	1,072,400

Oil, Gas & Consumable Fuels 1.4%
Total SA	28,982	1,484,807

		5,326,853

GERMANY 6.3%
Auto Components 0.6%
Continental AG	2,800	590,584

Chemicals 1.1%
BASF SE	13,680	1,147,491

Industrial Conglomerates 1.5%
Siemens AG REG	13,823	1,550,994

Insurance 1.7%
Allianz SE REG	6,758	1,119,302
Hannover Rueck SE	8,928	805,407

		1,924,709

Semiconductors & Semiconductor Equipment 0.6%
Dialog Semiconductor PLC*	9,202	321,294
Infineon Technologies AG	31,325	331,477

		652,771

Textiles, Apparel & Luxury Goods 0.5%
HUGO BOSS AG	4,656	569,576

Thrifts & Mortgage Finance 0.3%
Aareal Bank AG	6,695	267,424

		6,703,549

HONG KONG 3.2%
Banks 0.3%
Hang Seng Bank Ltd.	20,300	337,396

Diversified Telecommunication Services 0.7%
China Unicom Hong Kong Ltd.	556,000	745,118

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	23,000	262,926

Real Estate Investment Trusts (REITs) 0.2%
Link REIT (The)	35,000	219,127

Real Estate Management & Development 1.8%
Wharf Holdings Ltd. (The)	258,000	1,852,204

		3,416,771

Common Stocks (continued)

	Shares	Market Value

INDIA 2.0%
Automobiles 1.2%
Tata Motors Ltd., ADR	30,593	$1,293,472

Information Technology Services 0.8%
Infosys Ltd., ADR	26,303	827,492

		2,120,964

INDONESIA 0.9%
Banks 0.6%
Bank Negara Indonesia Persero Tbk PT	539,500	264,352
Bank Rakyat Indonesia Persero Tbk PT	412,000	387,272

		651,624

Diversified Telecommunication Services 0.3%
Telekomunikasi Indonesia Persero Tbk PT	1,207,500	277,518

		929,142

IRELAND 1.0%
Pharmaceuticals 1.0%
Shire PLC	14,430	1,023,088

ITALY 1.8%
Oil, Gas & Consumable Fuels 1.8%
Eni SpA	111,604	1,954,911

JAPAN 15.3%
Airlines 0.2%
Japan Airlines Co., Ltd.	8,600	254,982

Auto Components 1.5%
Bridgestone Corp.	24,700	856,644
Sumitomo Rubber Industries Ltd.	52,900	786,415

		1,643,059

Automobiles 0.3%
Nissan Motor Co., Ltd.	37,900	330,555

Banks 2.8%
77 Bank Ltd. (The)	47,000	247,009
Resona Holdings, Inc.	40,900	206,606
San-In Godo Bank Ltd. (The)	23,000	172,947
Senshu Ikeda Holdings, Inc.	22,800	103,398
Sumitomo Mitsui Financial Group, Inc.	59,300	2,143,858

		2,873,818

Chemicals 1.5%
Asahi Kasei Corp.	180,000	1,642,037

Construction & Engineering 0.2%
Maeda Road Construction Co., Ltd.	12,000	177,998

Diversified Financial Services 0.4%
Century Tokyo Leasing Corp.	10,400	259,116
ORIX Corp.	11,500	144,702

		403,818

Electronic Equipment, Instruments & Components 0.1%
Omron Corp.	2,900	129,733

12

Statement of Investments (Continued)

December 31, 2014

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Equipment & Supplies 0.2%
Nipro Corp.	24,800	$213,588

Household Durables 0.5%
Haseko Corp.	29,500	237,264
Sharp Corp.*	121,000	267,688

		504,952

Industrial Conglomerates 0.2%
Keihan Electric Railway Co., Ltd.	44,000	235,455

Information Technology Services 0.9%
NTT Data Corp.	26,850	1,000,292

Machinery 1.8%
Hino Motors Ltd.	51,000	671,329
Kubota Corp.	72,000	1,045,065
Takuma Co., Ltd.	28,000	185,880

		1,902,274

Marine 1.0%
Nippon Yusen KK	367,000	1,036,595

Media 0.2%
Daiichikosho Co., Ltd.	7,400	200,638

Metals & Mining 0.8%
Mitsui Mining & Smelting Co., Ltd.	355,000	856,520

Pharmaceuticals 0.2%
Astellas Pharma, Inc.	13,000	180,987

Real Estate Management & Development 0.6%
Daiwa House Industry Co., Ltd.	35,000	661,194

Road & Rail 0.7%
East Japan Railway Co.	3,000	226,113
West Japan Railway Co.	11,300	534,244

		760,357

Trading Companies & Distributors 0.2%
Sojitz Corp.	130,000	181,545

Wireless Telecommunication Services 1.0%
KDDI Corp.	17,600	1,105,703

		16,296,100

MALAYSIA 0.8%
Electric Utilities 0.4%
Tenaga Nasional Bhd	114,800	452,135

Thrifts & Mortgage Finance 0.2%
Malaysia Building Society Bhd	299,400	207,199

Transportation Infrastructure 0.2%
Westports Holdings Bhd	172,600	165,862

		825,196

MEXICO 0.4%
Consumer Finance 0.4%
Compartamos SAB de CV*	219,800	441,723

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS 1.7%
Electrical Equipment 0.2%
TKH Group NV, CVA	7,043	$224,040

Food & Staples Retailing 0.8%
Koninklijke Ahold NV	47,544	844,994

Insurance 0.5%
NN Group NV*	18,166	542,318

Trading Companies & Distributors 0.2%
AerCap Holdings NV*	5,563	215,956

		1,827,308

NORWAY 1.1%
Banks 0.3%
DNB ASA	21,658	319,469

Diversified Telecommunication Services 0.2%
Telenor ASA	11,136	225,266

Oil, Gas & Consumable Fuels 0.6%
Statoil ASA	37,268	656,171

		1,200,906

PHILIPPINES 0.5%
Food Products 0.5%
Universal Robina Corp.	129,620	565,128

POLAND 0.4%
Electric Utilities 0.4%
PGE Polska Grupa Energetyczna SA	15,528	82,100
Tauron Polska Energia SA	220,300	311,498

		393,598

RUSSIA 0.7%
Banks 0.1%
Sberbank of Russia	160,200	140,557

Oil, Gas & Consumable Fuels 0.4%
Gazprom OAO, ADR	28,044	129,105
Lukoil OAO, ADR	7,048	278,852

		407,957

Wireless Telecommunication Services 0.2%
Mobile TeleSystems OJSC, ADR	33,848	243,029

		791,543

SINGAPORE 1.0%
Diversified Financial Services 0.3%
Singapore Exchange Ltd.	49,000	288,077

Road & Rail 0.7%
ComfortDelGro Corp., Ltd.	419,000	819,949

		1,108,026

SOUTH AFRICA 2.1%
Diversified Financial Services 0.6%
FirstRand Ltd.	140,745	611,848

13

Statement of Investments (Continued)

December 31, 2014

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Food Products 0.5%
AVI Ltd.	95,052	$636,824

Multiline Retail 0.2%
Woolworths Holdings Ltd.	26,443	175,363

Oil, Gas & Consumable Fuels 0.5%
Sasol Ltd.	13,657	509,718

Specialty Retail 0.3%
Mr. Price Group Ltd.	13,651	276,145

		2,209,898

SOUTH KOREA 4.1%
Automobiles 0.5%
Hyundai Motor Co.*	3,709	566,572

Banks 0.4%
Industrial Bank of Korea*	33,720	431,366

Biotechnology 0.3%
Medy-Tox, Inc.	1,128	326,034

Electric Utilities 1.3%
Korea Electric Power Corp.*	34,610	1,333,628

Personal Products 0.2%
AMOREPACIFIC Group*	272	246,008

Semiconductors & Semiconductor Equipment 0.2%
Wonik IPS Co. Ltd.*	18,127	227,735

Technology Hardware, Storage & Peripherals 1.2%
Samsung Electronics Co., Ltd.	995	1,196,233

		4,327,576

SPAIN 1.6%
Banks 0.6%
Banco Santander SA	85,161	714,767

Diversified Financial Services 0.2%
Bolsas y Mercados Espanoles SA	5,350	207,207

Electric Utilities 0.2%
Red Electrica Corp. SA	2,205	194,374

Information Technology Services 0.2%
Amadeus IT Holding SA, Class A	5,489	218,612

Insurance 0.4%
Mapfre SA	115,306	389,732

		1,724,692

SWEDEN 1.3%
Banks 0.3%
Skandinaviska Enskilda Banken AB, Class A	27,100	344,131

Household Products 0.2%
Svenska Cellulosa AB SCA, Class B	10,011	215,824

Specialty Retail 0.8%
Hennes & Mauritz AB, Class B	20,110	835,471

		1,395,426

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND 5.9%
Building Products 0.2%
Geberit AG REG	653	$220,912

Capital Markets 0.3%
Partners Group Holding AG	1,210	352,034

Food Products 0.7%
Nestle SA REG	10,119	737,685

Pharmaceuticals 4.7%
Novartis AG REG	21,976	2,038,131
Roche Holding AG	11,078	3,001,498

		5,039,629

		6,350,260

TAIWAN 2.7%
Banks 0.2%
CTBC Financial Holding Co., Ltd.	400,000	258,779

Diversified Financial Services 0.6%
Chailease Holding Co., Ltd.	245,000	606,774

Electronic Equipment, Instruments & Components 0.6%
Largan Precision Co., Ltd.	9,000	673,706

Semiconductors & Semiconductor Equipment 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	295,000	1,299,615

		2,838,874

THAILAND 0.8%
Banks 0.5%
Kasikornbank PCL	51,200	354,112
Krung Thai Bank PCL	307,600	211,031

		565,143

Electronic Equipment, Instruments & Components 0.3%
Delta Electronics Thailand PCL	160,000	341,545

		906,688

TURKEY 0.4%
Banks 0.4%
Turkiye Garanti Bankasi AS	31,059	124,768
Turkiye Halk Bankasi AS	48,000	284,332

		409,100

UNITED KINGDOM 17.1%
Airlines 0.3%
International Consolidated Airlines Group SA*	39,347	296,207

Banks 0.8%
HSBC Holdings PLC	60,346	570,255
Lloyds Banking Group PLC*	249,763	293,786

		864,041

Capital Markets 0.5%
Aberdeen Asset Management PLC	81,258	542,962

14

Statement of Investments (Continued)

December 31, 2014

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Services & Supplies 0.4%
Rentokil Initial PLC	251,047	$472,728

Consumer Finance 0.8%
Provident Financial PLC	21,159	807,676

Diversified Telecommunication Services 0.9%
BT Group PLC	146,666	912,272

Food & Staples Retailing 1.0%
J Sainsbury PLC	279,314	1,066,612

Food Products 2.6%
Unilever NV, CVA	43,141	1,687,577
Unilever PLC	29,095	1,182,077

		2,869,654

Hotels, Restaurants & Leisure 1.2%
William Hill PLC	227,973	1,281,001

Household Durables 0.9%
Bellway PLC	33,158	994,463

Insurance 0.4%
Admiral Group PLC	23,383	479,704

Machinery 0.2%
IMI PLC	8,642	169,072

Media 1.9%
ITV PLC	55,696	185,786
Sky PLC	107,470	1,499,886
UBM PLC	49,376	369,001

		2,054,673

Metals & Mining 1.9%
Anglo American PLC	82,082	1,518,882
Rio Tinto PLC	13,227	609,726

		2,128,608

Multiline Retail 0.6%
Next PLC	5,658	600,070

Multi-Utilities 0.9%
Centrica PLC	213,025	922,704

Oil, Gas & Consumable Fuels 1.0%
BP PLC	162,304	1,030,237

Software 0.1%
Micro Focus International plc	7,713	129,832

Specialty Retail 0.5%
Howden Joinery Group PLC	22,955	143,210
WH Smith PLC	17,600	368,045

		511,255

Tobacco 0.2%
British American Tobacco PLC	3,332	180,564

		18,314,335

Common Stocks (continued)

	Shares	Market Value

UNITED STATES 0.6%
Health Care Providers & Services 0.6%
Catamaran Corp.*	12,350	$639,079

Total Common Stocks (cost $104,005,897)		105,409,171

Preferred Stocks 1.3%
BRAZIL 1.3%
Banks 1.3%
Banco Bradesco SA	102,200	1,347,954

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC* (b)	1,469,970	2,291

Total Preferred Stocks (cost $1,529,513)		1,350,245

Repurchase Agreement 0.1%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $135,001, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $137,701. (c)(d)	$135,000	135,000

Total Repurchase Agreement (cost $135,000)		135,000

Total Investments (cost $105,670,410) (e) — 100.1%		106,894,416
Liabilities in excess of other assets — (0.1)%		(151,666)

NET ASSETS — 100.0%		$106,742,750

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $121,472.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $135,000.

15

Statement of Investments (Continued)

December 31, 2014

NVIT International Equity Fund (Continued)

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ASA	Stock Corporation

Bhd	Public Limited Company

CVA	Dutch Certificate

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT International Equity Fund
Assets:
Investments, at value* (cost $105,535,410)	$106,759,416
Repurchase agreement, at value (cost $135,000)	135,000

Total Investments, at value (total cost $105,670,410)	106,894,416

Dividends receivable	188,664
Security lending income receivable	1,225
Receivable for investments sold	1,892,929
Receivable for capital shares issued	6,743
Reclaims receivable	147,995
Prepaid expenses	170

Total Assets	109,132,142

Liabilities:
Payable for investments purchased	949
Payable for capital shares redeemed	117,322
Cash overdraft (Note 2)	1,954,275
Foreign currency overdraft payable (cost $1,122)	1,126
Payable upon return of securities loaned (Note 2)	135,000
Accrued expenses and other payables:
Investment advisory fees	72,882
Fund administration fees	8,625
Distribution fees	8,367
Administrative servicing fees	14,872
Accounting and transfer agent fees	2,448
Deferred capital gain country tax	27,674
Custodian fees	179
Compliance program costs (Note 3)	88
Professional fees	30,579
Printing fees	9,099
Other	5,907

Total Liabilities	2,389,392

Net Assets	$106,742,750

Represented by:
Capital	$101,711,379
Accumulated distributions in excess of net investment income	(240,055)
Accumulated net realized gains from investments and foreign currency transactions	4,086,824
Net unrealized appreciation/(depreciation) from investments†	1,196,332
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(11,730)

Net Assets	$106,742,750

*	Includes value of securities on loan of $121,472 (Note 2)
†	Net of $27,674 of deferred capital gain country tax.

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT International Equity Fund
Net Assets:
Class I Shares	$67,502,706
Class II Shares	39,240,044

Total	$106,742,750

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,556,704
Class II Shares	3,838,903

Total	10,395,607

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.30
Class II Shares	$10.22

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$3,401,623
Income from securities lending (Note 2)	32,833
Interest income	818
Foreign tax withholding	(338,041)

Total Income	3,097,233

EXPENSES:
Investment advisory fees	859,144
Fund administration fees	101,388
Distribution fees Class II Shares (a)	87,216
Administrative servicing fees Class I Shares	82,931
Administrative servicing fees Class II Shares (a)	52,329
Administrative servicing fees Class III Shares (b)	25,609
Professional fees	54,180
Printing fees	30,543
Trustee fees	3,119
Custodian fees	4,449
Accounting and transfer agent fees	14,434
Compliance program costs (Note 3)	346
Other	5,522

Total expenses before earnings credit and fees waived	1,321,210

Earnings credit (Note 5)	(1)
Investment advisory fees waived (Note 3)	(14,348)

Net Expenses	1,306,861

NET INVESTMENT INCOME	1,790,372

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,707,963
Net realized losses from foreign currency transactions (Note 2)	(11,029)

Net realized gains from investments and foreign currency transactions	8,696,934

Net change in unrealized appreciation/(depreciation) from investments††	(11,336,027)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(21,038)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(11,357,065)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(2,660,131)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(869,759)

(a)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $22,668.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,790,372	$1,592,337
Net realized gains from investments and foreign currency transactions	8,696,934	9,579,512
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(11,357,065)	5,164,573

Change in net assets resulting from operations	(869,759)	16,336,422

Distributions to Shareholders From:
Net investment income:
Class I	(1,665,616)	(98,246)
Class II (a)	(1,285,570)	(148,515)
Class III (b)	(1,112,761)	(276,374)

Change in net assets from shareholder distributions	(4,063,947)	(523,135)

Change in net assets from capital transactions	6,032,010	(6,272,002)

Change in net assets	1,098,304	9,541,285

Net Assets:
Beginning of year	105,644,446	96,103,161

End of year	$106,742,750	$105,644,446

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(240,055)	$1,744,261

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,643,009	$4,857,313
Proceeds from shares issued from class conversion	53,476,136	–
Dividends reinvested	1,665,616	98,246
Cost of shares redeemed	(13,023,698)	(5,573,500)

Total Class I Shares	50,761,063	(617,941)

Class II Shares (a)
Proceeds from shares issued	11,844,971	4,628,099
Dividends reinvested	1,285,570	148,515
Cost of shares redeemed	(3,313,638)	(4,161,643)

Total Class II Shares	9,816,903	614,971

Class III Shares (b)
Proceeds from shares issued	601,457	3,287,174
Dividends reinvested	1,112,761	276,374
Cost of shares redeemed in class conversion	(53,476,136)	–
Cost of shares redeemed	(2,784,038)	(9,832,580)

Total Class III Shares	(54,545,956)	(6,269,032)

Change in net assets from capital transactions	$6,032,010	$(6,272,002)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

20

Statements of Changes in Net Assets (Continued)

	NVIT International Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	807,041	491,010
Issued in class conversion	4,985,794	–
Reinvested	152,092	9,576
Redeemed	(1,221,835)	(565,909)

Total Class I Shares	4,723,092	(65,323)

Class II Shares (a)
Issued	1,104,281	469,530
Reinvested	118,960	14,546
Redeemed	(308,444)	(424,515)

Total Class II Shares	914,797	59,561

Class III Shares (b)
Issued	55,461	330,232
Reinvested	103,609	26,911
Redeemed in class conversion	(4,978,275)	–
Redeemed	(259,483)	(995,860)

Total Class III Shares	(5,078,688)	(638,717)

Total change in shares	559,201	(644,479)

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$10.75	0.19	(0.22)	(0.03)	(0.42)	(0.42)	–	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013 (c)	$9.17	0.17	1.46	1.63	(0.05)	(0.05)	–	$10.75	17.83%		$19,708,439	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012 (c)	$8.00	0.10	1.15	1.25	(0.08)	(0.08)	–	$9.17	15.61%		$17,410,499	1.17%	1.14%	1.17%	25.05%
Year Ended December 31, 2011 (c)	$8.97	0.09	(0.95)	(0.86)	(0.11)	(0.11)	–	$8.00	(9.76%	)	$16,018,649	1.18%	1.01%	1.18%	113.73%	(d)
Year Ended December 31, 2010 (c)	$8.01	0.11	0.93	1.04	(0.08)	(0.08)	–	$8.97	13.29%		$9,374,971	1.11%	1.37%	1.11%	81.29%

Class II Shares (e)
Year Ended December 31, 2014 (c)	$10.69	0.16	(0.22)	(0.06)	(0.41)	(0.41)	–	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013 (c)	$9.14	0.14	1.46	1.60	(0.05)	(0.05)	–	$10.69	17.56%		$31,266,115	1.39%	1.42%	1.40%	118.28%
Year Ended December 31, 2012 (c)	$7.98	0.08	1.13	1.21	(0.05)	(0.05)	–	$9.14	15.23%		$26,193,375	1.42%	0.89%	1.42%	25.05%
Year Ended December 31, 2011 (c)	$8.95	0.09	(0.96)	(0.87)	(0.10)	(0.10)	–	$7.98	(10.00%	)	$25,947,338	1.43%	0.99%	1.43%	113.73%	(d)
Year Ended December 31, 2010 (c)	$8.00	0.08	0.94	1.02	(0.07)	(0.07)	–	$8.95	13.00%		$23,729,621	1.36%	1.00%	1.36%	81.29%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.
(e)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT International Equity Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

23

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

24

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$557,166	$—	$557,166
Airlines	—	551,189	—	551,189
Auto Components	—	2,600,667	—	2,600,667
Automobiles	1,293,472	897,127	—	2,190,599
Banks	1,441,237	12,419,224	—	13,860,461
Beverages	277,505	—	—	277,505
Biotechnology	—	1,047,809	—	1,047,809
Building Products	—	220,912	—	220,912
Capital Markets	—	894,996	—	894,996
Chemicals	—	2,789,528	—	2,789,528
Commercial Services & Supplies	222,301	679,532	—	901,833
Construction & Engineering	—	177,998	—	177,998
Consumer Finance	441,723	807,676	—	1,249,399
Containers & Packaging	—	840,502	—	840,502
Diversified Consumer Services	102,155	—	—	102,155
Diversified Financial Services	—	2,117,724	—	2,117,724
Diversified Telecommunication Services	—	3,800,586	—	3,800,586
Electric Utilities	—	2,373,735	—	2,373,735
Electrical Equipment	—	224,040	—	224,040
Electronic Equipment, Instruments & Components	128,984	1,854,122	—	1,983,106
Food & Staples Retailing	267,430	1,911,606	—	2,179,036
Food Products	—	5,039,161	—	5,039,161
Health Care Equipment & Supplies	—	513,681	—	513,681
Health Care Providers & Services	639,079	—	—	639,079
Hotels, Restaurants & Leisure	—	1,281,001	—	1,281,001
Household Durables	—	1,499,415	—	1,499,415
Household Products	—	215,824	—	215,824
Independent Power and Renewable Electricity Producers	—	312,312	—	312,312
Industrial Conglomerates	—	2,049,375	—	2,049,375
Information Technology Services	827,492	1,218,904	—	2,046,396
Insurance	325,447	4,609,075	—	4,934,522
Machinery	—	3,917,587	—	3,917,587
Marine	—	1,036,595	—	1,036,595
Media	232,408	2,796,431	—	3,028,839
Metals & Mining	—	4,487,216	—	4,487,216
Multiline Retail	—	775,433	—	775,433
Multi-Utilities	—	922,704	—	922,704
Oil, Gas & Consumable Fuels	1,936,316	6,043,801	—	7,980,117
Personal Products	—	246,008	—	246,008
Pharmaceuticals	—	7,581,942	—	7,581,942
Real Estate Investment Trusts (REITs)	219,127	1,017,020	—	1,236,147
Real Estate Management & Development	—	2,680,635	—	2,680,635
Road & Rail	787,802	1,580,306	—	2,368,108
Semiconductors & Semiconductor Equipment	—	2,180,121	—	2,180,121
Software	576,722	—	—	576,722
Specialty Retail	—	1,622,871	—	1,622,871
Technology Hardware, Storage & Peripherals	—	1,196,233	—	1,196,233

25

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$—	$569,576	$—	$569,576
Thrifts & Mortgage Finance	479,454	474,623	—	954,077
Tobacco	—	180,564	—	180,564
Trading Companies & Distributors	699,825	181,545	—	881,370
Transportation Infrastructure	165,862	—	—	165,862
Wireless Telecommunication Services	243,029	1,105,703	—	1,348,732
Total Common Stocks	$11,307,370	$94,101,801	$—	$105,409,171
Preferred Stocks
Aerospace & Defense	—	2,291	—	2,291
Banks	1,347,954	—	—	1,347,954
Total Preferred Stocks	$1,347,954	$2,291	$—	$1,350,245
Repurchase Agreement	—	135,000	—	135,000
Total	$12,655,324	$94,239,092	$—	$106,894,416

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Cash Overdraft

As of December 31, 2014, the Fund had an overdrawn balance of $1,954,275 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers,

26

Notes to Financial Statements (Continued)

December 31, 2014

dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

27

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$135,000	$—	$135,000	$(135,000)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

28

Notes to Financial Statements (Continued)

December 31, 2014

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to distribution redesignation, foreign currency gains and losses, and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment income	Accumulated net realized gains from investments and foreign currency transactions
$—	$289,259	$(289,259)

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

29

Notes to Financial Statements (Continued)

December 31, 2014

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.80%, and after voluntary fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $14,348, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $101,388 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

30

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $346.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund.

For the year ended December 31, 2014, NFS earned $160,869 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4. Redemption	Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and the year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $2,366 and $1,799, respectively.

5. Line	of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

31

Notes to Financial Statements (Continued)

December 31, 2014

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6. Investment	Transactions

For the year ended December 31, 2014, the Fund had purchases of $101,478,520 and sales of $95,931,688 (excluding short-term securities).

7. Portfolio	Investment Risks

Risks	Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks	Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New	Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

32

Notes to Financial Statements (Continued)

December 31, 2014

10. Recaptured	Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $155 of brokerage commissions.

11. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,945,378	$118,569	$4,063,947	$—	$4,063,947

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$523,135	$—	$523,135	$—	$523,135

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$4,145,566	$4,145,566	$—	$885,805	$5,031,371

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$105,967,322	$8,405,877	$(7,478,783)	$927,094

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $4,244,505 and are no longer eligible to offset future capital gains, if any.

12. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Equity Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

34

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,407,355 or $0.3278 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $266,964 or $0.0257 per outstanding share.

35

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

39

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

41

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

43

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

44

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

45

Annual Report

December 31, 2014

NVIT Large Cap Growth Fund

AR-LCG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Large Cap Growth Fund

For the annual period ended December 31, 2014, the NVIT Large Cap Growth Fund (Class I) returned 8.80% versus 13.05% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 219 funds as of December 31, 2014) was 9.68% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global equities produced mixed returns for 2014 as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk. U.S. stocks led the way, with the S&P 500® Index jumping 13.7%. The Fund underperformed its benchmark during the annual reporting period. The Fund delivered solid performance in January and February, but in March the markets began a correction, rotating away from the momentum stocks that had been 2013’s market leaders. This correction caused significant relative underperformance in March and April. From May through December, the Fund declined further, but much less so relative to March and April. For the year as a whole, the Fund’s holdings in industrials, consumer staples and consumer discretionary were the worst relative performers by sector, partially offset by outperformance in the Fund’s holdings in health care and a lack of exposure to telecommunications services.

The health care sector delivered the best performance in both the Fund and the Fund’s benchmark for the reporting period. The Fund’s primary contributors were holdings in the biotechnology and life sciences tools and services segments. Within biotechnology, the Fund’s position in Alexion Pharmaceuticals, Inc. moved higher during the reporting period as the company’s continued strength in the drug Soliris resulted in a series of beat-and-raise quarters. Also rising were shares of Fund holding Vertex Pharmaceuticals Inc. as confidence in the long-term cystic-fibrosis program and company model grew. In life sciences tools and services, the Fund’s shares of Illumina, Inc. continued to appreciate as the company announced strong quarters and a positive 2014 outlook, bolstered by ongoing demand for its next-generation sequencing tools. In addition to robust sales of Illumina’s sequencing systems, gross margins came in well ahead of consensus on a better product mix, and management raised its full-year sales and earnings-per-share (EPS) guidance three quarters in a row.

The relative performance of the Fund in the industrials sector was hurt primarily by holdings in the construction and engineering as well as the aerospace and defense segments. Shares of global construction and engineering firm Fluor Corp. fell despite several earnings beats, largely on concerns that lower oil prices might affect Fluor’s backlog as projects were pushed out. The company delivered strong margins, however, and saw its third-quarter backlog rise, and we continued to repurchase stock at a measured pace. In aerospace and defense, the Fund’s position in Precision Castparts Corp. fell following a negative earnings surprise and a slight second-quarter revenue miss; as a result, investors struggled to reconcile longer-term guidance to near-term forecasts. The stock’s short-term underperformance in the second half was driven mostly by timing of deliveries and investor communications, rather than company fundamentals, and the firm remains positioned to benefit from the multiyear end-market expansion led by commercial aerospace.

The Fund’s relative underperformance in consumer staples was mostly due to holdings in food and staples retailing and food products. Shares of specialty food retailer Whole Foods Market, Inc. dropped after disappointing earnings reports, demonstrating decelerating sales and margin compression. For the first time, the company’s management attributed these shortcomings to increased competition. The stock was sold because of these mounting pressures. The Fund’s investment in snack food and beverage producer Mondelez International, Inc. also detracted from relative Fund results during the reporting period, as a strong third quarter was not enough to enable the stock to keep pace with its segment peers.

4

Fund Commentary (con’t.)	NVIT Large Cap Growth Fund

The Fund’s underperformance in consumer discretionary was attributable to Fund holdings in Internet and catalog retail and media. The Fund’s position in television and media streaming service Netflix, Inc. fell amid weak subscriber growth; with lackluster reviews for Netflix’s recent original content, it is unclear when that trend will turn around. We sold the position as a result. Another decliner in Internet and catalog retail was Amazon.com Inc., which was hurt by the March/April 2014 rotation out of momentum stocks. We exited the position as the firm has failed to grow its international market share, detracting from its relative attractiveness and leading us to seek better risk/reward opportunities. We believe Amazon is maturing in the U.S., so we are taking a step back to see if the company can grow its international business. Within media, the Fund’s investment in Viacom Inc. weighed on Fund performance despite mostly in-line earnings during the year. Advertising remains a weak spot for the company, and broader industry concerns about declining cable ratings have had an outsized impact on the stock.

The U.S. economy continues to improve in key areas such as employment and manufacturing, and, overall, it remains well positioned for continued expansion in 2015. Lower oil prices may serve as a tailwind for the broader economy as businesses realize lower input costs and consumers benefit from a boost to disposable income, which may drive retail spending in 2015. Coupled with early signs of rising wages and multiyear highs in consumer confidence, the consumer may be a particular source of economic strength. Inflation remains subdued, and a strong dollar is likely to weigh on commodity prices for some time.

The direction of interest rates and a potential rate hike by the U.S. Federal Reserve remain notable market uncertainties. While rates are widely expected to rise, we have yet to see that materialize. Market volatility could be further influenced by concerns about the new political mix in Washington, slow growth in Europe and Asia, and extended weakness in the price of oil, which could emerge as a source of instability. Overall, we continue to believe a healthier U.S.

economy, strong corporate underpinnings and secular tailwinds will remain supportive of U.S. equities.

The portfolio did not employ derivatives during the reporting period.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Barry Mills; David Sealy; and Elizabeth Slover

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on one or more economic sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Large Cap Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The NVIT Large Cap Growth Fund (Class I) returned 8.80%, underperforming the benchmark by 4.25% and the Lipper peer category median by 1.06% during the reporting period

•

The health care sector delivered the best performance in both the Fund and the Fund’s benchmark for the reporting period. The Fund’s primary contributors were holdings in the biotechnology and life sciences tools and services segments

•	The relative performance of the Fund in the industrials sector was hurt primarily by holdings in the construction and engineering as well as the aerospace and defense segments

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreement††	0.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries†††

Technology Hardware, Storage & Peripherals	9.7%
Software	9.4%
Biotechnology	9.1%
Internet Software & Services	8.4%
Media	4.9%
Information Technology Services	4.7%
Textiles, Apparel & Luxury Goods	4.6%
Aerospace & Defense	4.6%
Beverages	4.0%
Pharmaceuticals	3.8%
Other Industries*	36.8%
100.0%

Top Holdings†††

Apple, Inc.	7.1%
Microsoft Corp.	2.9%
Facebook, Inc., Class A	2.8%
PepsiCo, Inc.	2.8%
Visa, Inc., Class A	2.8%
Home Depot, Inc. (The)	2.4%
Gilead Sciences, Inc.	2.1%
Comcast Corp., Class A	2.1%
Honeywell International, Inc.	2.0%
Schlumberger Ltd.	2.0%
Other Holdings*	71.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	NVIT Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	8.80%	13.43%	18.74%
Class II	8.56%	13.14%	18.44%
Russell 1000® Growth Index	13.05%	15.81%	20.34%
CPI	0.76%	1.69%	1.73%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.68%	0.65%
Class II	0.93%	0.90%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Large Cap Growth Fund since inception through 12/31/14 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Large Cap Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,043.60	3.25	0.63
	Hypothetical	(a)(b)	1,000.00	1,022.03	3.21	0.63
Class II Shares	Actual	(a)	1,000.00	1,042.40	4.53	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Large Cap Growth Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 4.5%
Honeywell International, Inc.	286,807	$28,657,756
Precision Castparts Corp.	86,635	20,868,639
Raytheon Co.	139,661	15,107,130

		64,633,525

Air Freight & Logistics 1.1%
FedEx Corp.	91,802	15,942,335

Auto Components 0.8%
Delphi Automotive PLC	158,538	11,528,883

Beverages 4.0%
Coca-Cola Enterprises, Inc.	406,598	17,979,764
PepsiCo, Inc.	414,729	39,216,774

		57,196,538

Biotechnology 8.9%
Alexion Pharmaceuticals, Inc.*	100,968	18,682,109
Biogen Idec, Inc.*	60,840	20,652,138
Celgene Corp.*	233,275	26,094,141
Gilead Sciences, Inc.*	322,726	30,420,153
Regeneron Pharmaceuticals, Inc.*	32,916	13,503,789
Vertex Pharmaceuticals, Inc.*	164,341	19,523,711

		128,876,041

Capital Markets 2.5%
Ameriprise Financial, Inc.	136,158	18,006,895
BlackRock, Inc.	48,746	17,429,620

		35,436,515

Chemicals 2.0%
Dow Chemical Co. (The)	304,055	13,867,949
Praxair, Inc.	121,290	15,714,332

		29,582,281

Commercial Services & Supplies 1.2%
Tyco International PLC	380,208	16,675,923

Construction & Engineering 1.0%
Fluor Corp.	231,465	14,033,723

Construction Materials 0.8%
Martin Marietta Materials, Inc.	103,776	11,448,568

Consumer Finance 0.8%
Discover Financial Services	181,508	11,886,959

Diversified Financial Services 1.3%
Intercontinental Exchange, Inc.	85,381	18,723,200

Energy Equipment & Services 1.9%
Schlumberger Ltd.	328,895	28,090,922

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 2.6%
Costco Wholesale Corp.	129,735	$18,389,936
CVS Health Corp.	199,823	19,244,953

		37,634,889

Food Products 1.1%
Mondelez International, Inc., Class A	452,806	16,448,178

Health Care Providers & Services 2.7%
McKesson Corp.	108,300	22,480,914
UnitedHealth Group, Inc.	166,159	16,797,013

		39,277,927

Household Products 1.6%
Colgate-Palmolive Co.	333,361	23,065,248

Industrial Conglomerates 1.2%
Danaher Corp.	209,102	17,922,132

Information Technology Services 4.7%
Accenture PLC, Class A	151,532	13,533,323
Cognizant Technology Solutions Corp., Class A*	278,117	14,645,641
Visa, Inc., Class A	148,671	38,981,536

		67,160,500

Insurance 1.3%
Marsh & McLennan Cos., Inc.	332,660	19,041,458

Internet & Catalog Retail 1.7%
Priceline Group, Inc. (The)*	21,306	24,293,314

Internet Software & Services 8.3%
Akamai Technologies, Inc.*	190,492	11,993,377
Facebook, Inc., Class A*	513,465	40,060,539
Google, Inc., Class A*	49,655	26,349,922
Google, Inc., Class C*	49,655	26,138,392
LinkedIn Corp., Class A*	64,415	14,796,770

		119,339,000

Life Sciences Tools & Services 1.0%
Illumina, Inc.*	80,668	14,889,700

Machinery 1.2%
Cummins, Inc.	124,312	17,922,061

Media 4.8%
AMC Networks, Inc., Class A*	163,367	10,417,914
Comcast Corp., Class A	507,721	29,452,895
Interpublic Group of Cos., Inc. (The)	692,793	14,389,311
Viacom, Inc., Class B	200,358	15,076,939

		69,337,059

Multiline Retail 0.9%
Dollar General Corp.*	179,529	12,692,700

10

Statement of Investments (Continued)

December 31, 2014

NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 2.5%
EOG Resources, Inc.	224,472	$20,667,137
Kinder Morgan, Inc.	347,407	14,698,790

		35,365,927

Personal Products 1.4%
Estee Lauder Cos., Inc. (The), Class A	265,603	20,238,949

Pharmaceuticals 3.7%
Actavis PLC*	91,606	23,580,301
Bristol-Myers Squibb Co.	230,708	13,618,693
Perrigo Co. PLC (a)	99,396	16,615,035

		53,814,029

Software 9.2%
Adobe Systems, Inc.*	206,188	14,989,868
Fortinet, Inc.*	375,368	11,508,783
Intuit, Inc.	252,127	23,243,588
Microsoft Corp.	871,297	40,471,746
Oracle Corp.	479,538	21,564,824
salesforce.com, Inc.*	345,153	20,471,024

		132,249,833

Specialty Retail 3.3%
Home Depot, Inc. (The)	321,060	33,701,668
Ulta Salon Cosmetics & Fragrance, Inc.*	112,038	14,322,938

		48,024,606

Technology Hardware, Storage & Peripherals 9.5%
Apple, Inc.	909,638	100,405,843
EMC Corp.	614,152	18,264,881
SanDisk Corp.	184,877	18,114,248

		136,784,972

Textiles, Apparel & Luxury Goods 4.5%
Michael Kors Holdings Ltd.*	225,607	16,943,086
NIKE, Inc., Class B	229,451	22,061,714
PVH Corp.	142,227	18,229,234
Under Armour, Inc., Class A* (a)	114,498	7,774,414

		65,008,448

Total Common Stocks (cost $1,043,419,636)		1,414,566,343

Repurchase Agreement 0.0%††

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $391,640, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $399,473. (b)(c)	$391,639	$391,639

Total Repurchase Agreement (cost $391,639)		391,639

Total Investments (cost $1,043,811,275) (d) — 98.0%		1,414,957,982
Other assets in excess of liabilities — 2.0%		29,588,650

NET ASSETS — 100.0%		$1,444,546,632

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total of value of securities on loan at December 31,2014 was $8,080,635, which was collateralized by a repurchase agreement with a value of $391,639 and $7,913,457 of collateral in the form of U.S. Government Treasury Securities interest rates ranging from 0.00% – 4.75% and maturity dates ranging from 01/08/15 – 08/15/43 a total value of $8,305,096.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $391,639.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2014

NVIT Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,043,419,636)	$1,414,566,343
Repurchase agreement, at value (cost $391,639)	391,639

Total Investments, at value (total cost $1,043,811,275)	1,414,957,982

Cash	30,890,090
Dividends receivable	1,020,097
Security lending income receivable	178
Receivable for capital shares issued	1,452
Reclaims receivable	291,584
Prepaid expenses	2,556

Total Assets	1,447,163,939

Liabilities:
Payable for capital shares redeemed	1,358,351
Payable upon return of securities loaned (Note 2)	391,639
Accrued expenses and other payables:
Investment advisory fees	540,819
Fund administration fees	37,211
Distribution fees	60,528
Administrative servicing fees	174,508
Accounting and transfer agent fees	329
Custodian fees	4,289
Compliance program costs (Note 3)	1,170
Professional fees	26,268
Printing fees	20,419
Other	1,776

Total Liabilities	2,617,307

Net Assets	$1,444,546,632

Represented by:
Capital	$865,476,061
Accumulated distributions in excess of net investment income	(99,618)
Accumulated net realized gains from investments	208,050,510
Net unrealized appreciation/(depreciation) from investments	371,146,707
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(27,028)

Net Assets	$1,444,546,632

*	Includes value of securities on loan of $8,080,635 (Note 2)

12

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Large Cap Growth Fund
Net Assets:
Class I Shares	$1,161,615,884
Class II Shares	282,930,748

Total	$1,444,546,632

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	51,071,622
Class II Shares	12,477,678

Total	63,549,300

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.74
Class II Shares	$22.67

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2014

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$17,217,559
Income from securities lending (Note 2)	130,384
Interest income	10,401

Total Income	17,358,344

EXPENSES:
Investment advisory fees	7,102,432
Fund administration fees	437,503
Distribution fees Class II Shares	726,417
Administrative servicing fees Class I Shares	1,765,650
Administrative servicing fees Class II Shares	435,852
Professional fees	77,867
Printing fees	37,147
Trustee fees	42,809
Custodian fees	54,421
Accounting and transfer agent fees	1,504
Compliance program costs (Note 3)	4,702
Other	32,584

Total expenses before earnings credit, fees waived, and expenses reimbursed	10,718,888

Earnings credit (Note 4)	(5)
Investment advisory fees waived (Note 3)	(300,649)
Expenses reimbursed by adviser (Note 3)	(453,453)

Net Expenses	9,964,781

NET INVESTMENT INCOME	7,393,563

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	212,762,691
Net change in unrealized appreciation/(depreciation) from investments	(97,190,575)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(33,389)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(97,223,964)

Net realized/unrealized gains from investments and translation of assets and liabilities denominated in foreign currencies	115,538,727

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$122,932,290

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$7,393,563	$7,492,131
Net realized gains from investments	212,762,691	160,636,683
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(97,223,964)	267,875,438

Change in net assets resulting from operations	122,932,290	436,004,252

Distributions to Shareholders From:
Net investment income:
Class I	(8,330,845)	(8,515,958)
Class II	(1,307,373)	(1,444,398)
Net realized gains:
Class I	(122,105,681)	–
Class II	(29,982,773)	–

Change in net assets from shareholder distributions	(161,726,672)	(9,960,356)

Change in net assets from capital transactions	(33,800,704)	(216,207,908)

Change in net assets	(72,595,086)	209,835,988

Net Assets:
Beginning of year	1,517,141,718	1,307,305,730

End of year	$1,444,546,632	$1,517,141,718

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(99,618)	$533,951

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,519,714	$5,934,311
Dividends reinvested	130,436,526	8,515,958
Cost of shares redeemed	(156,373,381)	(177,189,297)

Total Class I Shares	(19,417,141)	(162,739,028)

Class II Shares
Proceeds from shares issued	4,441,404	2,575,990
Dividends reinvested	31,290,146	1,444,398
Cost of shares redeemed	(50,115,113)	(57,489,268)

Total Class II Shares	(14,383,563)	(53,468,880)

Change in net assets from capital transactions	$(33,800,704)	$(216,207,908)

15

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	275,779	293,544
Reinvested	5,846,681	384,224
Redeemed	(6,667,609)	(8,884,283)

Total Class I Shares	(545,149)	(8,206,515)

Class II Shares
Issued	192,518	123,242
Reinvested	1,409,396	65,916
Redeemed	(2,141,315)	(2,901,213)

Total Class II Shares	(539,401)	(2,712,055)

Total change in shares	(1,084,550)	(10,918,570)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2014 (c)	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%		$1,161,615,884	0.63%	0.55%		0.68%	47.71%
Year Ended December 31, 2013 (c)	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%		$1,212,244,085	0.63%	0.59%		0.70%	44.07%
Year Ended December 31, 2012 (c)	$14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	$17.31	18.68%		$1,035,691,930	0.63%	0.88%		0.70%	46.31%
Year Ended December 31, 2011 (c)	$15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	$14.69	(2.23%	)	$1,034,868,666	0.65%	0.77%		0.72%	94.50%
Year Ended December 31, 2010 (c)	$14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	$15.18	8.80%		$1,322,344,042	0.64%	(0.24%	)	0.72%	55.10%

Class II Shares
Year Ended December 31, 2014 (c)	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%		$282,930,748	0.88%	0.30%		0.93%	47.71%
Year Ended December 31, 2013 (c)	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%		$304,897,633	0.88%	0.34%		0.95%	44.07%
Year Ended December 31, 2012 (c)	$14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	$17.27	18.42%		$271,613,800	0.88%	0.62%		0.95%	46.31%
Year Ended December 31, 2011 (c)	$15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	$14.65	(2.50%	)	$278,960,967	0.90%	0.51%		0.97%	94.50%
Year Ended December 31, 2010 (c)	$14.07	(0.06)	1.23	1.17	–	(0.10)	(0.10)	$15.14	8.52%		$364,586,589	0.88%	(0.41)%		1.03%	55.10%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,414,566,343	$—	$—	$1,414,566,343
Repurchase Agreement	—	391,639	—	391,639
Total	$1,414,566,343	$391,639	$—	$1,414,957,982

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S.

20

Notes to Financial Statements (Continued)

December 31, 2014

Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

			Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$391,639	$—	$391,639	$(391,639)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

21

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to distribution redesignation, passive foreign investment company gain/loss on sales, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment income	Accumulated net realized gains investments
$—	$1,611,086	$(1,611,086)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

22

Notes to Financial Statements (Continued)

December 31, 2014

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.50%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.48%, and after voluntary fee waivers was 0.46%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, according to the table below through May 1, 2015.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement

23

Notes to Financial Statements (Continued)

December 31, 2014

is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$707,962	$690,090	$453,453	$1,851,505

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $300,649 for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $437,503 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,702.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

24

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, NFS earned $2,201,502 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $693,605,938 and sales of $903,358,319 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

25

Notes to Financial Statements (Continued)

December 31, 2014

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $61,822 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,881,478	$144,845,194	$161,726,672	$—	$161,726,672
Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,960,356	$—	$9,960,356	$—	$9,960,356

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,904,713	$205,560,296	$208,465,009	$—	$370,605,562	$579,070,571

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

26

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,044,325,392	$375,505,027	$(4,872,437)	$370,632,590

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

28

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 95.18%.

The Fund designates $144,845,194, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

29

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

35

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

37

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

38

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

39

Annual Report

December 31, 2014

NVIT Real Estate Fund

AR-RE 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Real Estate Fund

For the annual period ended December 31, 2014, the NVIT Real Estate Fund (Class I) returned 28.88% versus 28.03% for its benchmark, the FTSE NAREIT® All Equity REITs Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Real Estate Funds (consisting of 42 funds as of December 31, 2014) was 30.00% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market overview

For the period from January 1, 2014, through December 31, 2014 (the “reporting period”), the S&P 500® Total Return Index1 was up 13.7%. Among international developed markets, the U.S. was clearly the bright spot, marked by a 5.0% annualized gross domestic product (GDP) growth rate in the third quarter of 2014 and a significant decrease in the unemployment rate from 6.7% at the end of 2013 to 5.6% at the end of the 2014.2

Falling crude oil prices — and a broader decline of most commodity prices — emerged as one of the most significant macroeconomic stories of the year. The price per barrel of global benchmark Brent crude oil declined by almost 50% compared to the price at the beginning of the year.3 Lower energy prices should benefit oil-importing countries and hurt countries with heavy reliance on oil exports, as the International Monetary Fund (IMF) predicts that lower oil prices will lead to a 0.3% to 0.7% stimulus for the global economy in 2015.4 During late 2014, however, the volatility of oil prices led to investor caution and had a severe impact on energy companies. The energy sector was particularly affected by declining oil and natural gas prices, which have negatively affected the revenue, cash flows and growth rates of many energy companies. The MSCI World energy sector was down 11% for 2014, emerging as the weakest performer for the year. In contrast, other sectors finished the year sharply up, including health care, with 18.7%; information technology, with 16.6%; and utilities, with 16.2%.

The U.S. Federal Reserve ended its final quantitative easing (QE) program in October

2014. The yield on the 10-Year U.S. Treasury note closed out the year at 2.17%, after beginning the year at 3.04%.5 The decline in U.S. interest rates defied consensus expectations, particularly as many market participants had assumed that interest rates would rise following the conclusion of QE, but rates continued to remain low through the end of the year.

U.S. real estate securities were up 28.0% in the reporting period as measured by the FTSE NAREIT All Equity REITs Total Return Index (the “Fund’s benchmark”).6

Capital markets and transaction activity continued throughout the reporting period, including:

•

Simon Property Group, Inc. (NYSE: SPG) (regional malls), one of the largest owners of retail real estate in the U.S., completed the spinoff of a portfolio of assets through the listing of a new retail-focused real estate investment trust (REIT), Washington Prime Group Inc. (NYSE: WPG) (regional malls).

•

The Internal Revenue Service (IRS) issued a favorable ruling to Iron Mountain Inc. (NYSE: IRM) (records storage), a leading provider of storage and information management services, which led to a rally in the company’s share price.

•

CBS Outdoor Americas Inc. (specialty), one of the largest owners of outdoor advertising and billboard media space in the U.S., received approval to convert to a REIT and completed its separation from CBS Corp. The company subsequently changed its name to OUTFRONT Media Inc. (NYSE: OUT).

•

In one of the largest initial public offerings (IPOs) in U.S. REIT history, Paramount Group, Inc. (NYSE: PGRE) (office) raised approximately $2.3 billion in its IPO. Underpinned by a 10.4 million-square-foot office portfolio across New York City, Washington, D.C., and San Francisco, the offering was multiple times oversubscribed.

In 2014, interest in U.S. real estate extended beyond North American investors, with capital from the Asia Pacific and Middle East continuing

4

Fund Commentary (con’t.)	NVIT Real Estate Fund

to seek high-quality assets in gateway markets. During the reporting period, significant transactions included:

•

Time Warner Inc.’s sale of its headquarters in New York City to a related companies venture including the Abu Dhabi Investment Authority (ADIA) and GIC, the Government of Singapore’s sovereign wealth fund. The 1.1 million-square-foot office building fetched a US$1.3 billion price tag.

•	A wholly owned subsidiary of Hong Kong-based investor Keck Seng Investments entered into an agreement to acquire the Sofitel hotel in Manhattan for $273 million.

•

Hilton Worldwide Holdings Inc. (NYSE: HLT) (hotels) sold the landmark Waldorf Astoria hotel in Manhattan to Chinese-based Anbang Insurance Group Co. for $1.95 billion in October 2014. The transaction marked the largest ever for a U.S. hotel, according to research firm Lodging Econometrics.

Portfolio performance

The Fund’s sector allocation drove positive relative Fund performance, particularly in the triple net lease, residential and communications sectors, during the reporting period. The largest contributor to relative Fund performance during the reporting period was underweight exposure to American Realty Capital Properties, Inc. (NYSE: ARCP) (triple net lease), which sold off during the fourth quarter of 2014 amid news of possible accounting fraud. Other key relative contributors to Fund performance during the reporting period included Iron Mountain Inc. (NYSE: IRM) (records storage), which performed well after achieving REIT status during the reporting period. AvalonBay Communities, Inc. (NYSE: AVB) (residential) was another key relative contributor to Fund performance during the reporting period. Residential was one of the strongest-performing U.S. REIT sectors in 2014.

Fund holdings in regional malls, strip centers and specialty were the largest relative detractors by sector from Fund performance during the reporting period, driven by stock selection. Individual detractors included Fund holdings in CBL & Associates Properties, Inc. (NYSE: CBL)

(regional malls), which sold off due to investor caution on plans to sell some of its assets, and OUTFRONT Media Inc (NYSE: OUT) (specialty), which declined after reporting below-expected quarterly earnings toward the end of the reporting period. Zero exposure in the Fund to Health Care REIT, Inc. (NYSE: HCN) (health care) also was a relative detractor from Fund performance as the company outperformed during the reporting period amid low interest rates.

Positioning and outlook

The Fund remains positioned for an environment of improving economic growth and modestly rising interest rates, which we expect over the medium term. Following the Fund’s strong performance in 2014, we are monitoring U.S. REIT valuations and see potential value opportunities in certain sectors, such as secondary-quality malls, as well as anticipated REIT conversion activity.

During the reporting period, the Fund’s exposure to residential was reduced on the back of solid performance. We also trimmed the allocation to New York office in the fourth quarter of 2014 following strong performance. Exposure to communications companies was added to the Fund toward the close of the reporting period; the decision was driven by attractive valuations. The Fund continues to have limited exposure to those sectors with greater sensitivity to interest rates and/or lower prospects for growth, such as health care and triple net lease. We also are monitoring exposure to markets that could be affected by falling oil prices.

[1]	The S&P 500 Total Return Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.

[2]	Sources: U.S. Department of Commerce Bureau of Economic Analysis and U.S. Department of Labor Bureau of Labor Statistics.

[3]	Source: U.S. Energy Information Administration.

[4]	http://blog-imfdirect.imf.org/2014/12/22/seven-questions-about-the-recent-oil-price-slump/

[5]	Source: U.S. Department of Treasury.

[6]	The FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets.

5

Fund Commentary (con’t.)	NVIT Real Estate Fund

Subadviser:

Brookfield Investment Management, Inc.

Portfolio Managers:

Jason Baine and Bernhard Krieg, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Real Estate Fund

Objective

The Fund seeks current income and long-term capital appreciation.

Highlights

•	The NVIT Real Estate Fund (Class I) returned 28.88%, outperforming the benchmark by 0.85% during the reporting period

•	The Fund’s sector allocation drove positive relative Fund performance, particularly in the triple net lease, residential and communications sectors, during the reporting period

•	Fund holdings in regional malls, strip centers and specialty were the largest relative detractors by sector from Fund performance during the reporting period, driven by stock selection

Asset Allocation†

Common Stocks	93.8%
Other assets in excess of liabilities	6.2%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	97.8%
Health Care Providers & Services	2.2%
100.0%

Top Holdings††

Simon Property Group, Inc.	10.1%
Vornado Realty Trust	6.5%
CBL & Associates Properties, Inc.	6.1%
Ventas, Inc.	6.1%
SL Green Realty Corp.	5.2%
Outfront Media Inc.	5.2%
Douglas Emmett, Inc.	4.4%
Liberty Property Trust	4.3%
Highwoods Properties, Inc.	4.3%
Mid-America Apartment Communities, Inc.	4.2%
Other Holdings	43.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

7

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class I	28.88%	16.35%	7.67%	[2]
Class II	28.60%	16.03%	7.36%	[2]
Class Y	–	–	15.30%	[3]
FTSE NAREIT® All Equity REITs Index	28.03%	16.91%	14.99%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

[3]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

Expense Ratio^
Class I	0.93%
Class II	1.18%
Class Y	0.78%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Real Estate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate Fund since inception through 12/31/14 versus performance of the FTSE NAREIT® All Equity REITs Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,092.60	4.80	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91
Class II Shares	Actual	(a)	1,000.00	1,091.40	6.06	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class Y Shares	Actual	(a)	1,000.00	1,093.80	4.01	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

NVIT Real Estate Fund

Common Stocks 93.8%

	Shares	Market Value

Health Care Providers & Services 2.0%
Brookdale Senior Living, Inc.*	199,914	$7,330,847

Real Estate Investment Trusts (REITs) 91.8%
American Tower Corp.	108,200	10,695,570
AvalonBay Communities, Inc.	85,900	14,035,201
Brandywine Realty Trust	435,904	6,965,746
Brixmor Property Group, Inc.	446,000	11,078,640
Camden Property Trust	158,205	11,681,857
CBL & Associates Properties, Inc.	1,066,903	20,719,256
Crown Castle International Corp.	117,000	9,207,900
DCT Industrial Trust, Inc.	151,022	5,385,445
Douglas Emmett, Inc.	520,178	14,773,055
DuPont Fabros Technology, Inc.	100,074	3,326,460
HCP, Inc.	162,741	7,165,486
Highwoods Properties, Inc.	327,100	14,483,988
Host Hotels & Resorts, Inc.	438,400	10,420,768
Iron Mountain, Inc.	179,568	6,942,099
Lexington Realty Trust	622,600	6,836,148
Liberty Property Trust	387,000	14,562,810
Mid-America Apartment Communities, Inc.	189,200	14,129,456
National Health Investors, Inc.	110,391	7,722,954
Outfront Media Inc.	649,282	17,426,729
Parkway Properties, Inc.	298,576	5,490,813
Sabra Health Care REIT, Inc.	42,838	1,300,990
Simon Property Group, Inc.	187,900	34,218,469
SL Green Realty Corp.	147,536	17,559,735
Ventas, Inc.	287,262	20,596,685
Vornado Realty Trust	187,362	22,054,381
Washington Prime Group, Inc.	629,424	10,838,681
Weyerhaeuser Co.	299,000	10,731,110

		330,350,432

Total Investments (cost $305,230,744) (a) — 93.8%		337,681,279
Other assets in excess of liabilities — 6.2%		22,215,832

NET ASSETS — 100.0%		$359,897,111

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2014

NVIT Real Estate Fund
Assets:
Investments, at value (cost $305,230,744)	$337,681,279
Cash	16,799,721
Dividends receivable	4,058,034
Receivable for investments sold	4,300,157
Receivable for capital shares issued	38,004
Prepaid expenses	485

Total Assets	362,877,680

Liabilities:
Payable for investments purchased	2,091,381
Payable for capital shares redeemed	570,481
Accrued expenses and other payables:
Investment advisory fees	207,742
Fund administration fees	13,310
Distribution fees	24,810
Administrative servicing fees	42,870
Accounting and transfer agent fees	89
Custodian fees	2,500
Compliance program costs (Note 3)	272
Professional fees	17,175
Printing fees	9,386
Other	553

Total Liabilities	2,980,569

Net Assets	$359,897,111

Represented by:
Capital	$279,918,151
Accumulated undistributed net investment income	1,176,654
Accumulated net realized gains from investments	46,351,771
Net unrealized appreciation/(depreciation) from investments	32,450,535

Net Assets	$359,897,111

Net Assets:
Class I Shares	$240,845,105
Class II Shares	118,904,289
Class Y Shares	147,717

Total	$359,897,111

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	28,448,504
Class II Shares	14,158,804
Class Y Shares	17,448

Total	42,624,756

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.47
Class II Shares	$8.40
Class Y Shares	$8.47

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2014

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$12,606,563
Interest income	2,049

Total Income	12,608,612

EXPENSES:
Investment advisory fees	2,202,784
Fund administration fees	146,523
Distribution fees Class II Shares	237,963
Administrative servicing fees Class I Shares	329,121
Administrative servicing fees Class II Shares	142,779
Professional fees	35,308
Printing fees	18,470
Trustee fees	8,866
Custodian fees	11,730
Accounting and transfer agent fees	1,727
Compliance program costs (Note 3)	1,015
Other	9,396

Total expenses before earnings credit and fees waived	3,145,682

Earnings credit (Note 4)	(6)
Investment advisory fees waived (Note 3)	(40,435)

Net Expenses	3,105,241

NET INVESTMENT INCOME	9,503,371

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	48,366,102
Net change in unrealized appreciation/(depreciation) from investments	20,235,483

Net realized/unrealized gains from investments	68,601,585

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$78,104,956

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$9,503,371		$4,216,958
Net realized gains from investments	48,366,102		79,094,463
Net change in unrealized appreciation/(depreciation) from investments	20,235,483		(74,452,728)

Change in net assets resulting from operations	78,104,956		8,858,693

Distributions to Shareholders From:
Net investment income:
Class I	(6,512,177)		(3,059,378)
Class II	(2,969,043)		(971,430)
Class Y	(4,229	)(a)	–
Net realized gains:
Class I	(54,542,165)		(14,788,167)
Class II	(25,264,721)		(5,431,647)
Class Y	(38,225	)(a)	—

Change in net assets from shareholder distributions	(89,330,560)		(24,250,622)

Change in net assets from capital transactions	100,608,774		(2,397,420)

Change in net assets	89,383,170		(17,789,349)

Net Assets:
Beginning of year	270,513,941		288,303,290

End of year	$359,897,111		$270,513,941

Accumulated undistributed net investment income at end of year	$1,176,654		$1,168,042

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,449,723		$11,696,642
Dividends reinvested	61,054,342		17,847,545
Cost of shares redeemed	(29,065,373)		(39,424,008)

Total Class I Shares	50,438,692		(9,879,821)

Class II Shares
Proceeds from shares issued	37,129,709		14,061,473
Dividends reinvested	28,233,764		6,403,077
Cost of shares redeemed	(15,367,880)		(12,982,149)

Total Class II Shares	49,995,593		7,482,401

Class Y Shares
Proceeds from shares issued	187,791	(a)	–
Dividends reinvested	42,454	(a)	–
Cost of shares redeemed	(55,756	)(a)	–

Total Class Y Shares	174,489	(a)	–

Change in net assets from capital transactions	$100,608,774		$(2,397,420)

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

14

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	1,994,112		1,197,953
Reinvested	7,552,474		1,970,829
Redeemed	(3,143,049)		(4,050,454)

Total Class I Shares	6,403,537		(881,672)

Class II Shares
Issued	4,024,388		1,445,333
Reinvested	3,523,283		711,134
Redeemed	(1,754,496)		(1,335,448)

Total Class II Shares	5,793,175		821,019

Class Y Shares
Issued	18,865	(a)	–
Reinvested	5,247	(a)	–
Redeemed	(6,664	)(a)	–

Total Class Y Shares	17,448	(a)	–

Total change in shares	12,214,160		(60,653)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%	$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013 (e)	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%	$196,371,890	0.94%	1.51%	0.95%	149.86%
Year Ended December 31, 2012 (e)	$9.06	0.11	1.32	1.43	(0.10)	(0.92)	(1.02)	$9.47	15.79%	$217,162,860	0.94%	1.15%	0.94%	18.51%
Year Ended December 31, 2011 (e)	$8.62	0.07	0.49	0.56	(0.08)	(0.04)	(0.12)	$9.06	6.50%	$213,774,978	0.94%	0.82%	0.94%	17.42%
Year Ended December 31, 2010 (e)	$7.30	0.12	2.06	2.18	(0.16)	(0.70)	(0.86)	$8.62	30.18%	$227,118,437	0.99%	1.44%	0.99%	24.25%

Class II Shares
Year Ended December 31, 2014 (e)	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%	$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013 (e)	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%	$74,142,051	1.19%	1.29%	1.20%	149.86%
Year Ended December 31, 2012 (e)	$9.02	0.09	1.32	1.41	(0.08)	(0.92)	(1.00)	$9.43	15.58%	$71,140,430	1.19%	0.91%	1.19%	18.51%
Year Ended December 31, 2011 (e)	$8.59	0.05	0.48	0.53	(0.06)	(0.04)	(0.10)	$9.02	6.14%	$65,337,105	1.19%	0.57%	1.19%	17.42%
Year Ended December 31, 2010 (e)	$7.28	0.10	2.05	2.15	(0.14)	(0.70)	(0.84)	$8.59	29.82%	$69,621,641	1.24%	1.21%	1.24%	24.25%

Class Y Shares
Period Ended December 31, 2014 (e)(f)	$9.97	0.27	1.05	1.32	(0.25)	(2.57)	(2.82)	$8.47	15.30%	$147,717	0.76%	4.49%	0.77%	88.98%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term

18

Notes to Financial Statements (Continued)

December 31, 2014

capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to REIT returns of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$—	$(9,310)	$9,310

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

19

Notes to Financial Statements (Continued)

December 31, 2014

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Brookfield Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.70%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.70%, and after voluntary fee waivers was 0.69%.

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $40,435, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

20

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $146,523 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s aggregate portion of such costs amounted to $1,015.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $471,900 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

21

Notes to Financial Statements (Continued)

December 31, 2014

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $280,574,896 and sales of $274,535,776 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014 the Fund recaptured $73,695 of brokerage commissions.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,441,487	$72,889,073	$89,330,560	$—	$89,330,560

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,090,474	$20,160,148	$24,250,622	$—	$24,250,622

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,962,852	$38,081,266	$49,044,118	$—	$30,934,842	$79,978,960

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$306,746,437	$36,158,242	$(5,223,400)	$30,934,842

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Real Estate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

24

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 1.77%.

The Fund designates $72,889,073, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

25

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

31

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

33

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

34

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Annual Report

December 31, 2014

Templeton NVIT International Value Fund

AR-IV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Templeton NVIT International Value Fund

For the annual period ended December 31, 2014, the Templeton NVIT International Value Fund (Class I) registered -8.15% versus -3.87% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Value Funds (consisting of 30 funds as of December 31, 2014) was -9.32% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year 2014 was challenging in international equity markets as an early period of normalization and recovery gave way to retrenchment and significant divergence. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth cooled as commodities and currencies came under pressure. In addition, the price of oil nearly halved and Russia invaded Ukraine, marring European business confidence and highlighting the risks sometimes associated with emerging market investing.

The Fund’s stock selection and an overweighting in Europe detracted from relative Fund performance during the reporting period as the delicate progress made toward stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing economy in China and destabilization in Russia, made European equities cheap on nearly all normalized valuation metrics. In our analysis, such valuations seemed overly pessimistic for a diverse corporate sector composed of companies we saw as high-quality and globally relevant with attractive dividend yields and significant scope for earnings recovery.

On the other hand, Asian stocks held by the Fund aided relative Fund performance during the reporting period, buoyed by stock selection in

China and Japan. In China, our focus was on finding companies with, in our opinion, balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow. In Japan, we had yet to see the structural reforms required to deal with challenges caused by debt, demographics and corporate governance.

From a sector perspective, stocks in the Fund’s overweighted energy position hurt Fund performance during the reporting period. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered were long-term bargains in the sector, with a focus on companies with the balance sheet strength to weather a period of lower prices, in our opinion. Underweighted consumer staples Fund holdings also detracted from Fund returns for the period, particularly U.K. grocer Tesco, PLC. Although Tesco’s turnaround has been more difficult than expected, the stock looked cheap to us and we remained positive toward the company’s strategy to recapture market share by improving the quality of its products and offering a stronger, clearer price message. Other holdings that were large detractors from performance include Serco Group plc, BNP Paribas SA and SBM Offshore NV.

On the other hand, stock selection in the Fund in the underweighted materials sector contributed to Fund performance during the reporting period. At the stock level, Israeli specialty pharmaceuticals firm and Fund holding Teva Pharmaceutical Industries Ltd. (not part of the index) was a major contributor to Fund returns, rallying to the highest level in more than four years after success with a new multiple sclerosis drug resulted in better-than-expected earnings. We believed that Teva has meaningful restructuring initiatives being implemented by a respected new management team, as well as attractive drugs in its specialty pipeline and a generic portfolio that has been shifting toward higher-margin products. We believed recent multiples undervalued Teva’s long-term growth prospects.

4

Fund Commentary (con’t.)	Templeton NVIT International Value Fund

During the reporting period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because the Fund’s investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Peter Nori, CFA; and Cindy L. Sweeting, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Templeton NVIT International Value Fund

Objective

The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Highlights

•	The Templeton NVIT International Value Fund (Class I) registered -8.15%, underperforming the benchmark by 4.28% and outperforming the Lipper peer category median by 1.17% during the reporting period

•	Asian stocks held by the Fund aided relative Fund performance during the reporting period, buoyed by stock selection in China and Japan

•	The Fund’s stock selection and an overweighting in Europe detracted from relative Fund performance during the reporting period

Asset Allocation†

Common Stocks	99.3%
Right††	0.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Banks	15.1%
Pharmaceuticals	13.7%
Oil, Gas & Consumable Fuels	8.8%
Insurance	8.3%
Diversified Telecommunication Services	5.3%
Automobiles	3.5%
Technology Hardware, Storage & Peripherals	3.1%
Wireless Telecommunication Services	2.8%
Industrial Conglomerates	2.8%
Construction Materials	2.5%
Other Industries	34.1%
100.0%

Top Holdings†††

Samsung Electronics Co., Ltd., GDR	2.4%
Roche Holding AG	2.4%
Bayer AG	2.2%
Sanofi	2.1%
ING Groep NV, CVA	1.9%
GlaxoSmithKline PLC	1.8%
BNP Paribas SA	1.8%
Swiss Re AG	1.7%
Toyota Motor Corp.	1.7%
Teva Pharmaceutical Industries Ltd., ADR	1.7%
Other Holdings	80.3%
100.0%

Top Countries†††

United Kingdom	19.2%
Germany	10.8%
France	9.8%
Netherlands	8.6%
Switzerland	7.0%
South Korea	6.6%
Hong Kong	6.2%
China	6.0%
Japan	5.3%
Singapore	3.4%
Other Countries	17.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I3	(8.15)%	4.20%	10.00%
MSCI ACWI ex USA	(3.87)%	4.43%	12.04%
CPI	0.76%	1.69%	1.73%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009

[3]	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

Expense Ratios

Expense Ratio^
Class I	1.00%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	Templeton NVIT International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Templeton NVIT International Value Fund since inception through 12/31/14 versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares(a)	Actual	(b)	1,000.00	890.90	4.77	1.00
	Hypothetical	(b)(c)	1,000.00	1,020.16	5.09	1.00

(a)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Templeton NVIT International Value Fund

Common Stocks 99.3%

	Shares	Market Value

BELGIUM 0.5%
Banks 0.5%
KBC Groep NV*	20,069	$1,120,052

BRAZIL 0.8%
Aerospace & Defense 0.5%
Embraer SA, ADR	31,860	1,174,360

Oil, Gas & Consumable Fuels 0.3%
Petroleo Brasileiro SA, ADR	76,509	579,938

		1,754,298

CANADA 1.2%
Energy Equipment & Services 0.3%
Ensign Energy Services, Inc.	31,700	278,310
Trican Well Service Ltd.	83,400	399,843

		678,153

Oil, Gas & Consumable Fuels 0.9%
Talisman Energy, Inc.	255,200	1,998,898

		2,677,051

CHINA 6.0%
Diversified Telecommunication Services 1.4%
China Telecom Corp., Ltd., H Shares	5,460,000	3,166,731

Health Care Providers & Services 0.6%
Sinopharm Group Co., Ltd. H Shares	396,000	1,393,465

Insurance 1.2%
China Life Insurance Co., Ltd., H Shares	702,000	2,750,537

Machinery 2.2%
China CNR Corp. Ltd., H Shares* (a)	1,213,600	1,740,276
CSR Corp., Ltd., H Shares	1,138,400	1,532,615
Weichai Power Co., Ltd., H Shares	366,000	1,534,208

		4,807,099

Oil, Gas & Consumable Fuels 0.6%
China Shenhua Energy Co. Ltd., H Shares	469,000	1,383,978

		13,501,810

FRANCE 9.7%
Auto Components 1.6%
Cie Generale des Etablissements Michelin	40,290	3,636,846

Banks 1.8%
BNP Paribas SA	68,670	4,053,870

Building Products 0.8%
Cie de Saint-Gobain	42,420	1,796,947

Energy Equipment & Services 0.4%
Technip SA	16,650	991,799

Insurance 1.6%
AXA SA	161,124	3,712,786

Oil, Gas & Consumable Fuels 1.5%
Total SA	65,340	3,347,500

Pharmaceuticals 2.0%
Sanofi	52,610	4,796,479

		22,336,227

Common Stocks (continued)

	Shares	Market Value

GERMANY 10.7%
Air Freight & Logistics 0.5%
Deutsche Post AG REG	35,430	$1,150,125

Airlines 0.5%
Deutsche Lufthansa AG REG	61,910	1,025,908

Construction Materials 0.9%
HeidelbergCement AG	28,610	2,019,292

Diversified Financial Services 0.6%
Deutsche Boerse AG	19,440	1,381,443

Food & Staples Retailing 1.0%
METRO AG*	71,580	2,188,037

Industrial Conglomerates 0.9%
Siemens AG REG	19,160	2,149,826

Insurance 1.1%
Muenchener Rueckversicherungs-Gesellschaft AG REG	13,280	2,644,546

Pharmaceuticals 3.6%
Bayer AG REG	36,287	4,946,226
Merck KGaA	35,900	3,378,491

		8,324,717

Semiconductors & Semiconductor Equipment 0.8%
Infineon Technologies AG	173,410	1,835,000

Software 0.8%
SAP SE	24,650	1,721,269
Software AG	870	21,142

		1,742,411

		24,461,305

HONG KONG 6.2%
Household Durables 0.5%
Haier Electronics Group Co., Ltd.	451,000	1,066,926

Industrial Conglomerates 1.0%
Hutchison Whampoa Ltd.	193,000	2,206,293

Insurance 0.7%
AIA Group Ltd.	292,200	1,611,620

Oil, Gas & Consumable Fuels 0.3%
Kunlun Energy Co. Ltd.	764,000	721,020

Real Estate Management & Development 1.2%
Cheung Kong Holdings Ltd.	91,000	1,523,961
Swire Pacific Ltd., Class A	92,500	1,200,694

		2,724,655

Semiconductors & Semiconductor Equipment 0.8%
GCL-Poly Energy Holdings Ltd.*	7,810,000	1,814,124

Trading Companies & Distributors 0.3%
Noble Group Ltd.	896,000	764,411

Wireless Telecommunication Services 1.4%
China Mobile Ltd.	267,500	3,133,160

		14,042,209

10

Statement of Investments (Continued)

December 31, 2014

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND 2.2%
Construction Materials 1.6%
CRH PLC	150,817	$3,616,407

Pharmaceuticals 0.6%
Perrigo Co. PLC	8,270	1,382,413

		4,998,820

ISRAEL 1.7%
Pharmaceuticals 1.7%
Teva Pharmaceutical Industries Ltd., ADR	65,447	3,763,857

ITALY 3.0%
Banks 2.0%
Intesa Sanpaolo SpA	589,116	1,708,968
UniCredit SpA	443,782	2,842,695

		4,551,663

Oil, Gas & Consumable Fuels 1.0%
Eni SpA	133,715	2,342,218

		6,893,881

JAPAN 5.3%
Automobiles 3.1%
Nissan Motor Co., Ltd.	356,100	3,105,822
Toyota Motor Corp.	61,500	3,832,519

		6,938,341

Beverages 1.0%
Suntory Beverage & Food Ltd.	65,400	2,259,524

Technology Hardware, Storage & Peripherals 0.7%
Konica Minolta, Inc.	142,200	1,549,415

Trading Companies & Distributors 0.5%
ITOCHU Corp.	110,600	1,180,666

		11,927,946

NETHERLANDS 8.5%
Air Freight & Logistics 0.9%
TNT Express NV	290,919	1,939,385

Banks 1.9%
ING Groep NV, CVA*	333,886	4,313,695

Chemicals 1.6%
Akzo Nobel NV	51,690	3,576,434

Energy Equipment & Services 0.4%
SBM Offshore NV*	82,685	972,448

Industrial Conglomerates 0.7%
Koninklijke Philips NV	58,520	1,696,261

Insurance 0.8%
NN Group NV*	62,410	1,863,156

Life Sciences Tools & Services 0.6%
QIAGEN NV*	58,490	1,362,411

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels 1.6%
Royal Dutch Shell PLC, Class B, ADR	51,046	$3,550,760

		19,274,550

NORWAY 2.3%
Diversified Telecommunication Services 1.6%
Telenor ASA	179,890	3,638,925

Oil, Gas & Consumable Fuels 0.7%
Statoil ASA	89,330	1,572,819

		5,211,744

RUSSIA 0.7%
Metals & Mining 0.5%
MMC Norilsk Nickel OJSC, ADR	72,673	1,004,348

Wireless Telecommunication Services 0.2%
Mobile TeleSystems OJSC, ADR	66,872	480,141

		1,484,489

SINGAPORE 3.4%
Banks 2.1%
DBS Group Holdings Ltd.	212,361	3,287,631
United Overseas Bank Ltd.	74,000	1,365,600

		4,653,231

Diversified Telecommunication Services 1.3%
Singapore Telecommunications Ltd.	1,027,000	3,014,558

		7,667,789

SOUTH KOREA 6.5%
Auto Components 0.8%
Hyundai Mobis Co., Ltd.*	8,920	1,908,406

Automobiles 0.4%
Hyundai Motor Co.*	6,077	928,299

Banks 1.3%
Hana Financial Group, Inc.	36,003	1,042,729
KB Financial Group, Inc., ADR	61,326	2,000,454

		3,043,183

Household Durables 0.7%
LG Electronics, Inc.*	28,400	1,521,281

Metals & Mining 0.9%
POSCO	7,727	1,946,391

Technology Hardware, Storage & Peripherals 2.4%
Samsung Electronics Co., Ltd., GDR	8,600	5,162,128
Samsung Electronics Co., Ltd., GDR	500	300,124

		5,462,252

		14,809,812

11

Statement of Investments (Continued)

December 31, 2014

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN 2.0%
Banks 0.4%
Banco Santander SA	98,812	$829,341

Diversified Telecommunication Services 1.0%
Telefonica SA	162,947	2,339,515

Oil, Gas & Consumable Fuels 0.6%
Repsol SA	71,274	1,334,309

		4,503,165

SWEDEN 1.2%
Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	75,470	913,799

Health Care Equipment & Supplies 0.8%
Getinge AB, Class B	74,462	1,695,677

		2,609,476

SWITZERLAND 6.9%
Capital Markets 1.4%
Credit Suisse Group AG REG*	123,746	3,108,654

Insurance 1.7%
Swiss Re AG*	46,380	3,885,332

Pharmaceuticals 3.8%
Novartis AG REG	37,350	3,463,969
Roche Holding AG	19,590	5,307,759

		8,771,728

		15,765,714

TAIWAN 0.8%
Semiconductors & Semiconductor Equipment 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	393,214	1,732,293

THAILAND 0.6%
Banks 0.6%
Bangkok Bank PCL, NVDR	215,900	1,268,112

UNITED KINGDOM 19.1%
Aerospace & Defense 1.6%
BAE Systems PLC	501,180	3,665,227

Airlines 1.3%
International Consolidated Airlines Group SA*	402,290	3,028,464

Banks 4.2%
Barclays PLC	480,270	1,805,494
HSBC Holdings PLC	331,600	3,153,172
Lloyds Banking Group PLC*	2,771,400	3,259,886
Standard Chartered PLC	101,290	1,514,883

		9,733,435

Commercial Services & Supplies 0.2%
Serco Group PLC	223,768	560,465

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Construction & Engineering 0.6%
Carillion PLC	268,850	$1,393,077

Containers & Packaging 0.8%
Rexam PLC	242,884	1,709,901

Energy Equipment & Services 0.3%
Petrofac Ltd.	63,690	693,836

Food & Staples Retailing 0.8%
Tesco PLC	585,570	1,707,346

Food Products 0.4%
Unilever NV, CVA	23,970	937,652

Insurance 1.2%
Aviva PLC	353,630	2,656,956

Media 0.7%
Sky PLC	106,630	1,488,163

Multiline Retail 1.2%
Marks & Spencer Group PLC	367,700	2,722,596

Oil, Gas & Consumable Fuels 1.3%
BP PLC	453,293	2,877,310

Pharmaceuticals 1.8%
GlaxoSmithKline PLC	193,520	4,151,699

Specialty Retail 1.5%
Kingfisher PLC	640,170	3,384,027

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	799,170	2,740,056

		43,450,210

Total Common Stocks (cost $192,557,154)		225,254,810

Right 0.0%†

	Number of Rights	Market Value

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring 01/08/15*	71,274	39,414

Total Right (cost $–)		39,414

Total Investments (cost $192,557,154) (b) — 99.3%		225,294,224

Other assets in excess of liabilities — 0.7%		1,562,873

NET ASSETS — 100.0%		$226,857,097

*	Denotes a non-income producing security.

12

Statement of Investments (Continued)

December 31, 2014

Templeton NVIT International Value Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $1,740,276 which represents 0.77% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

OJSC	Open Joint Stock Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2014

Templeton NVIT International Value Fund
Assets:
Investments, at value (cost $192,557,154)	$225,294,224
Cash	1,685,319
Dividends receivable	489,255
Security lending income receivable	28
Receivable for investments sold	320,112
Receivable for capital shares issued	9,784
Reclaims receivable	324,691
Prepaid expenses	427

Total Assets	228,123,840

Liabilities:
Payable for investments purchased	114,484
Payable for capital shares redeemed	841,793
Foreign currency overdraft payable (cost $107)	108
Accrued expenses and other payables:
Investment advisory fees	147,106
Fund administration fees	10,680
Administrative servicing fees	100,034
Accounting and transfer agent fees	1,220
Deferred capital gain country tax	6,940
Custodian fees	832
Compliance program costs (Note 3)	189
Professional fees	18,881
Printing fees	10,534
Other	13,942

Total Liabilities	1,266,743

Net Assets	$226,857,097

Represented by:
Capital	$183,339,616
Accumulated undistributed net investment income	634,434
Accumulated net realized gains from investments and foreign currency transactions	10,180,161
Net unrealized appreciation/(depreciation) from investments†	32,730,130
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(27,244)

Net Assets	$226,857,097

Net Assets:
Class I Shares	$226,857,097

Total	$226,857,097

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	18,706,698

Total	18,706,698

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.13

†	Net of $6,940 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2014

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$11,522,094
Income from securities lending (Note 2)	173,943
Interest income	2,654
Foreign tax withholding	(666,216)

Total Income	11,032,475

EXPENSES:
Investment advisory fees	1,883,293
Fund administration fees	129,528
Administrative servicing fees Class I Shares (a)	376,660
Professional fees	56,758
Printing fees	18,230
Trustee fees	7,273
Custodian fees	11,541
Accounting and transfer agent fees	7,907
Compliance program costs (Note 3)	793
Other	8,527

Total expenses before earnings credit	2,500,510

Earnings credit (Note 5)	(81)

Net Expenses	2,500,429

NET INVESTMENT INCOME	8,532,046

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	10,713,924
Net realized losses from foreign currency transactions (Note 2)	(64,233)

Net realized gains from investments and foreign currency transactions	10,649,691

Net change in unrealized appreciation/(depreciation) from investments††	(39,377,486)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(50,229)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(39,427,715)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(28,778,024)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,245,978)

(a)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
†	Net of capital gain country taxes of $328.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $6,940.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$8,532,046	$5,004,640
Net realized gains from investments and foreign currency transactions	10,649,691	9,357,397
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(39,427,715)	33,036,387

Change in net assets resulting from operations	(20,245,978)	47,398,424

Distributions to Shareholders From:
Net investment income:
Class I (a)	(9,017,888)	(4,589,794)
Net realized gains:
Class I (a)	(9,439,301)	(2,384,542)

Change in net assets from shareholder distributions	(18,457,189)	(6,974,336)

Change in net assets from capital transactions	2,494,168	(29,337,282)

Change in net assets	(36,208,999)	11,086,806

Net Assets:
Beginning of year	263,066,096	251,979,290

End of year	$226,857,097	$263,066,096

Accumulated undistributed net investment income at end of year	$634,434	$701,811

CAPITAL TRANSACTIONS:
Class I Shares (a)
Proceeds from shares issued	$17,769,429	$16,258,081
Dividends reinvested	18,457,189	6,974,336
Cost of shares redeemed	(33,732,450)	(52,569,699)

Total Class I Shares	2,494,168	(29,337,282)

Change in net assets from capital transactions	$2,494,168	$(29,337,282)

SHARE TRANSACTIONS:
Class I Shares (a)
Issued	1,320,958	1,309,164
Reinvested	1,403,355	509,922
Redeemed	(2,450,189)	(4,028,476)

Total Class I Shares	274,124	(2,209,390)

Total change in shares	274,124	(2,209,390)

(a)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover
Class I Shares(a)
Year Ended December 31, 2014 (b)	$14.27	0.47	(c)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	–	$12.13	(8.15%	)	$226,857,097	1.00%	3.40%	(c)	1.00%	18.74%
Year Ended December 31, 2013 (b)	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	–	$14.27	20.09%		$263,066,096	1.00%	1.98%		1.00%	15.31%
Year Ended December 31, 2012 (b)	$10.63	0.29		1.77	2.06	(0.29)	(0.19)	(0.48)	–	$12.21	19.56%		$251,979,290	1.00%	2.55%		1.00%	10.82%
Year Ended December 31, 2011 (b)	$12.50	0.34		(1.86)	(1.52)	(0.34)	(0.01)	(0.35)	–	$10.63	(12.43%	)	$228,733,581	0.99%	2.77%		0.99%	5.40%
Year Ended December 31, 2010 (b)	$13.90	0.27		0.51	0.78	(0.27)	(1.91)	(2.18)	–	$12.50	6.35%		$235,241,097	0.99%	2.01%		0.99%	13.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(b)	Per share calculations were performed using average shares method.
(c)	During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,174,360	$3,665,227	$—	$4,839,587
Air Freight & Logistics	—	3,089,510	—	3,089,510
Airlines	—	4,054,372	—	4,054,372
Auto Components	—	5,545,252	—	5,545,252
Automobiles	—	7,866,640	—	7,866,640
Banks	2,000,454	31,566,128	—	33,566,582
Beverages	—	2,259,524	—	2,259,524
Building Products	—	1,796,947	—	1,796,947
Capital Markets	—	3,108,654	—	3,108,654
Chemicals	—	3,576,434	—	3,576,434
Commercial Services & Supplies	560,465	—	—	560,465
Communications Equipment	—	913,799	—	913,799
Construction & Engineering	—	1,393,077	—	1,393,077
Construction Materials	—	5,635,699	—	5,635,699
Containers & Packaging	—	1,709,901	—	1,709,901
Diversified Financial Services	—	1,381,443	—	1,381,443
Diversified Telecommunication Services	—	12,159,729	—	12,159,729
Energy Equipment & Services	678,153	2,658,083	—	3,336,236
Food & Staples Retailing	—	3,895,383	—	3,895,383
Food Products	—	937,652	—	937,652
Health Care Equipment & Supplies	—	1,695,677	—	1,695,677
Health Care Providers & Services	—	1,393,465	—	1,393,465
Household Durables	—	2,588,207	—	2,588,207
Industrial Conglomerates	—	6,052,380	—	6,052,380
Insurance	—	19,124,933	—	19,124,933
Life Sciences Tools & Services	—	1,362,411	—	1,362,411
Machinery	3,272,891	1,534,208	—	4,807,099
Media	—	1,488,163	—	1,488,163
Metals & Mining	1,004,348	1,946,391	—	2,950,739
Multiline Retail	—	2,722,596	—	2,722,596
Oil, Gas & Consumable Fuels	6,129,596	13,579,154	—	19,708,750
Pharmaceuticals	5,146,270	26,044,623	—	31,190,893
Real Estate Management & Development	—	2,724,655	—	2,724,655
Semiconductors & Semiconductor Equipment	—	5,381,417	—	5,381,417
Software	—	1,742,411	—	1,742,411
Specialty Retail	—	3,384,027	—	3,384,027
Technology Hardware, Storage & Peripherals	—	7,011,667	—	7,011,667
Trading Companies & Distributors	—	1,945,077	—	1,945,077
Wireless Telecommunication Services	480,141	5,873,216	—	6,353,357
Total Common Stocks	$20,446,678	$204,808,132	$—	$225,254,810
Right	39,414	—	—	39,414
Total	$20,486,092	$204,808,132	$—	$225,294,224

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

20

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

21

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

At December 31, 2014, the Fund had no portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the Fund held no repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2013 are primarily attributable to distribution redesignation, foreign currency gains and losses, passive foreign investment company gain/loss on sales, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

22

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and foreign currency transactions
$—	$418,465	$(418,465)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $129,528 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

24

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $793.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2014, NFS earned $376,660 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and the year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $1,066 and $4,378, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $46,115,644 and sales of $47,864,586 (excluding short-term securities).

25

Notes to Financial Statements (Continued)

December 31, 2014

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $496 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,560,918	$8,896,271	$18,457,189	$—	$18,457,189

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,090,991	$1,883,345	$6,974,336	$—	$6,974,336

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$799,930	$10,093,839	$10,893,769	$—	$32,623,712	$43,517,481

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$192,636,328	$52,407,640	$(19,749,744)	$32,657,896

12. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Templeton NVIT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton NVIT International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

28

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund designates $8,896,271, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $11,541,225 or $0.6170 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $319,152 or $0.0171 per outstanding share.

29

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

35

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

37

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

38

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

39

Annual Report

December 31, 2014

NVIT Managed American Funds Growth-Income Fund

AR-AM-MGI

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Growth-Income Fund

For the period from the Fund’s inception on July 8, 2014, through December 31, 2014, the NVIT Managed American Funds Growth-Income Fund (Class II) returned 2.74% versus 6.08% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 214 funds as of December 31, 2014) was 5.33% for the same time period.

Please note that the Fund has an inception date of July 8, 2014, giving it slightly less than a six-month track record. This abbreviated reporting period provides limited insights.

The American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund) forms the core holding of this Fund (95% of assets). The remaining 5% of Fund assets resides in an overlay sleeve consisting of investments in futures contracts and cash that are designed to manage the overall volatility of the Fund’s portfolio by the purchase and sale of stock index futures tied to the S&P 500 Index. These investments are made in proportion to the Fund’s underlying allocation to U.S. large-capitalization stocks and only can decrease equity exposure from the portfolio’s current level down to a minimum of 0%.

Investments within the Volatility Overlay sleeve are dictated by a process that determines whether the Fund should take long or short positions in futures contracts tied to the S&P 500 Index.

For the period, the overlay sleeve used derivatives based on the S&P 500, the S&P MidCap 400® Index, the Russell 2000 Index and the MSCI EAFE Index, which detracted from overall Fund performance.

Below is the 2014 annual report commentary from the American Funds Insurance Series® Growth-Income Fund, which is the sole investment of the NVIT Managed American Funds Growth-Income Fund.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P

500. All industry sectors rose during the year, with energy the exception as stocks were battered by the dramatic slump in oil prices.

Select health care, information technology and industrials holdings were important drivers of positive returns.

Four health care companies were among the fund’s top five contributors to relative returns, including the fund’s two largest holdings at year-end, U.S. biotechnology firms Amgen and Gilead Sciences. Holdings in the industrials sector also made a significant contribution to relative returns. All sectors except energy and materials gained on an absolute basis.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks on a relative basis were fifth-largest holding Amazon, which had a run of strong returns in the previous few years, and General Motors.

Looking ahead, the portfolio managers are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help the environment for growth.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Growth-Income FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses

4

Fund Commentary (con’t.)	NVIT Managed American Funds Growth-Income Fund

of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Growth funds may underperform other funds that use different investing styles. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Managed American Funds Growth-Income Fund

Objective

The Fund seeks to achieve long-term growth of capital and income.

Highlights

•	For the reporting period, the NVIT Managed American Funds Growth-Income Fund (Class II) returned 2.74%, underperforming the benchmark by 3.34% and the Lipper peer category median by 2.59%

•	Select health care and industrials holdings were important drivers of positive returns

•	Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector

6

Fund Performance	NVIT Managed American Funds Growth-Income Fund

Average Annual Total Return1

(For period ended December 31, 2014)

Inception[2]
Class II	2.74%
S&P 500® Index	5.15%
CPI	(1.44)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014. Not annualized.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.13%	1.00%

^	Current effective prospectus dated July 01, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	NVIT Managed American Funds Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Growth-Income Fund since inception through 12/31/14 versus performance of the S&P 500® Index and the Consumer Price Index (CPI) from 7/9/14 through 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 9, 2014) (commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 9, 2014 (commencement of operations) through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 9, 2014 (commencement of operations) through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class II Shares	Actual	(a)	1,000.00	1,027.40	3.52	0.72
	Hypothetical	(b)(c)	1,000.00	1,021.58	3.67	0.72

a	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 9, 2014 through December 31, 2014 to reflect the period from commencement of operations.

b	Represents the hypothetical 5% return before expenses.

c	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

9

Statement of Investments

December 31, 2014

NVIT Managed American Funds Growth-Income Fund

Mutual Fund 95.2%

	Shares	Market Value

Equity Fund 95.2%
American Funds Growth-Income Fund	486,396	$25,662,252

Total Mutual Fund (cost $25,424,813)		25,662,252

Total Investments (cost $25,424,813) (a) — 95.2%		25,662,252
Other assets in excess of liabilities — 4.8%		1,289,827

NET ASSETS — 100.0%		$26,952,079

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
1	Mini MSCI EAFE	03/20/15	$87,895	$(2,232)
1	Russell 2000 Mini Future	03/20/15	120,070	2,008
9	S&P 500 E-Mini	03/20/15	923,580	3,757

			$1,131,545	$3,533

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment, at value (cost $25,424,813)	$25,662,252
Cash	1,259,448
Receivable for capital shares issued	108,005
Receivable for variation margin on futures contracts	43,109
Prepaid offering costs	21,670

Total Assets	27,094,484

Liabilities:
Payable for investments purchased	102,602
Payable for capital shares redeemed	3
Accrued expenses and other payables:
Investment advisory fees	1,800
Fund administration fees	4,536
Distribution fees	5,109
Administrative servicing fees	9,839
Accounting and transfer agent fees	8
Custodian fees	538
Compliance program costs (Note 3)	24
Professional fees	12,816
Printing fees	4,712
Other	418

Total Liabilities	142,405

Net Assets	$26,952,079

Represented by:
Capital	$26,731,011
Accumulated net realized losses from investments and futures transactions	(19,904)
Net unrealized appreciation/(depreciation) from investments	237,439
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,533

Net Assets	$26,952,079

Net Assets:
Class II Shares	$26,952,079

Total	$26,952,079

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	2,654,358

Total	2,654,358

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.15

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Period Ended December 31, 2014

NVIT Managed American Funds Growth-Income Fund(a)
INVESTMENT INCOME:
Dividend income	$278,956
Interest income	332

Total Income	279,288

EXPENSES:
Offering costs	10,988
Investment advisory fees	10,205
Fund administration fees	10,987
Distribution fees Class II Shares	17,008
Administrative servicing fees Class II Shares	17,008
Professional fees	12,958
Printing fees	11,695
Trustee fees	220
Custodian fees	756
Accounting and transfer agent fees	1,540
Compliance program costs (Note 3)	34
Other	553

Total expenses before earnings credit and expenses reimbursed	93,952

Earnings credit (Note 4)	(167)
Expenses reimbursed by adviser (Note 3)	(44,669)

Net Expenses	49,116

NET INVESTMENT INCOME	230,172

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(496)
Net realized losses from futures transactions (Note 2)	(19,408)

Net realized losses from investment and futures transactions	(19,904)

Net change in unrealized appreciation/(depreciation) from investments	237,439
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,533

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	240,972

Net realized/unrealized gains from investments and futures transactions	221,068

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$451,240

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets

NVIT Managed American Funds Growth-Income Fund
Period ended December 31, 2014 (a)
Operations:
Net investment income	$230,172
Net realized losses from investments and futures transactions	(19,904)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	240,972

Change in net assets resulting from operations	451,240

Distributions to Shareholders From:
Net investment income:
Class II	(241,054)
Return of capital:
Class II	(65,152)

Change in net assets from shareholder distributions	(306,206)

Change in net assets from capital transactions	26,807,045

Change in net assets	26,952,079

Net Assets:
Beginning of period	–

End of period	$26,952,079

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$26,543,388
Dividends reinvested	306,206
Cost of shares redeemed	(42,549)

Total Class II Shares	26,807,045

Change in net assets from capital transactions	$26,807,045

SHARE TRANSACTIONS:
Class II Shares
Issued	2,628,722
Reinvested	29,932
Redeemed	(4,296)

Total Class II Shares	2,654,358

Total change in shares	2,654,358

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the period indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Period Ended December 31, 2014 (d)(e)	$10.00	0.16	0.12	0.28	(0.11)	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62%	1.37%	0.22%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

The Fund commenced operations on July 9, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the period ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

16

Notes to Financial Statements (Continued)

December 31, 2014

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$5,765
Total		$5,765

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(2,232)
Total		$(2,232)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(19,408)
Total	$(19,408)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$3,533
Total	$3,533

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to modify exposure to volatility. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the period ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to non-deductible offering costs and non-deductible 12b-1 fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the period ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$(10,882)	$10,882	$—

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

18

Notes to Financial Statements (Continued)

December 31, 2014

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (NWAM) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Total
$44,669	$44,669

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the period ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

19

Notes to Financial Statements (Continued)

December 31, 2014

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2014, NFM earned $10,987 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $34.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the period ended December 31, 2014, NFS earned $17,008 in administrative services fees from the Fund.

For the period ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period from July 9, 2014 (commencement of operations) through December 31, 2014, the Fund had purchases of $25,455,962 and sales of $30,653 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the

20

Notes to Financial Statements (Continued)

December 31, 2014

Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$241,054	$—	$241,054	$65,152	$306,206

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(15,869)	$236,937	$221,068

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$25,425,315	$352,356	$(115,419)	$236,937

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$15,869	Unlimited

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Managed American Funds Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period July 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22

Supplemental Information

December 31, 2014 (Unaudited)

NVIT Managed American Funds Growth-Income Fund — Initial Approval of Advisory and Subadvisory Agreements

At the June 11, 2014 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Nationwide Asset Management, LLC (“NWAM,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

In making their determinations, the Trustees considered that the Fund is a fund of funds with a separate managed volatility overlay to be implemented by a subadviser, and that NFA would manage the Fund’s asset allocation process. They considered information regarding the proposed investment strategy and approach of NFA, including information regarding the volatility algorithm to be administered by NFA. In considering the appointment of NWAM as subadviser to the Fund, the Trustees considered NFA’s statement that NWAM would be required to implement the Fund’s volatility overlay, and took into account information provided to them as to NWAM’s investment approach. The Trustees considered NWAM’s past performance and NWAM’s personnel who would be primarily responsible for implementing the Fund’s volatility overlay. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the subadvisory fees, and the fact that NFA pays NWAM out of its advisory fees.

The Trustees noted that the proposed advisory fee to be paid by the Fund was well below the median of the advisory fees paid by funds in the Fund’s expected expense universe (which includes both funds that make direct investments and funds of funds) as determined by the Lipper organization, and also well below the median of the advisory fees paid by those funds in the expense universe that operate as funds of funds. The Trustees considered that the Fund’s anticipated total expense ratio for the first year was expected to be at the median of its expected expense universe as determined by the Lipper organization, but was expected to be well below the median when compared only to funds of funds in that universe. The Trustees considered management’s estimates regarding profitability.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature, extent, and quality of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	In light of the various factors considered, the cost of services to be provided by NFA to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	The estimated level of profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for an initial two-year period.

23

Supplemental Information (Continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT Bond Index Fund

AR-BDX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

Fund Commentary	NVIT Bond Index Fund

For the annual period ended December 31, 2014, the NVIT Bond Index Fund (Class Y) returned 5.88% versus 5.97% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 35 funds as of December 31, 2014) was 5.59% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

We believe that most market observers held the notion that the trend of accelerating economic growth and rising bond yields that characterized 2013 would continue in 2014. These notions were shaken in January 2014 as some disappointing economic data coupled with volatility in the emerging markets fueled a rally in U.S. Treasurys. The 10-year Treasury yield ended the month at 2.64%, the lowest reading seen since November 2013 and well below the 3.03% close at the end of 2013.

The bid for fixed income was robust in February 2014 given the continued deceleration of economic data, generally supportive Federal Reserve communication and enduring emerging markets risk (most notably from Ukraine). The Barclays U.S. Aggregate Bond Index returned 0.53% for February 2014, with spread sectors outperforming Treasurys, given the relatively benign rate volatility.

The fixed-income market experienced a great deal of volatility in March 2014. Yields began to rise at the beginning of the month after the positive payroll print but quickly retreated as the well-publicized conflict between Russia and Ukraine caused concern for investors. Toward the end of the month, in Fed Chair Janet Yellen’s first post-Federal Open Market Committee (FOMC) conference, she suggested that the first rate hike could happen as soon as six months after tapering (reduction in the Fed’s asset purchase program) ends.

The fixed-income markets rallied in April 2014 as a majority of the reported economic data beat expectations and trended higher. This strong data gave many investors conviction that the slowdown seen in the first quarter of 2014 was mostly due to the effects of bad weather. The trend of a flattening yield curve continued into April with the spread between the 5-year and 10-year Treasuries contracting by 6 basis points (bps) and the spread between the 5-year and 10-year contracting by 2 bps.

The bond market continued to trend higher in May 2014 with all major bond indexes posting positive returns. While the yield curve between the 5-year and 10-year flattened, while the curve between the 10-year and 30-year steepened during the month as the 10-year part of the curve rallied more than the back end. The strong performance of the bond market has puzzled many investors as economic data has generally trended higher since the first quarter of 2014.

The bond market also trended higher in June 2014 with all major bond indexes posting positive returns. The yield curve flattened during the month as the intermediate part of the curve sold off while the back end remained unchanged. During the second quarter of 2014, every major fixed-income sector posted positive-duration adjusted excess returns versus Treasurys.

The June FOMC meeting was met with substantial market interest as investors were eager to learn if the recent improvement in economic data would lead to a change in Fed policy. The statement release revealed no major changes to policy as the Fed announced it would once again taper its asset purchase program by $10 billion a month. In addition to the press release, the June meeting included the release of updated economic projections and the “dots” (a chart showing the 17 Fed policymakers’ projections of the appropriate federal funds rate target at the end of each year for several years and a long-run snapshot). The economic projections saw the Fed revise lower its 2014 gross domestic product (GDP) projection, given the weak first-quarter 2014 GDP number.

The bond market produced a negative return in July 2014 with the Barclays U.S. Aggregate Bond Index registering -0.25%, led by weakness in mortgages. Bonds rebounded in July with the benchmark posting a positive return as the

Fund Commentary (con’t.)	NVIT Bond Index Fund

combination of increasing geopolitical risk and dovish rhetoric from the Fed and the European Central Bank (ECB) drove rates lower.

Although bonds posted a positive return by the end of October 2014, the market experienced an unprecedented amount of volatility during the month. Of note, on October 15, the yield on the 10-year Treasury traded in a 37 bps range, reaching a high of 2.23% and a low of 1.86%. There was no clear-cut catalyst for the move, but observers have speculated that crowded positioning and fear over a recession in Europe contributed to the spike in volatility. Credit spreads also widened in mid-October, but most sectors retraced the move by the end of the month.

Heading into year-end, the bond market performed well in November 2014 as low yields in the global markets drove international investors into U.S. fixed-income investments, causing rates to rally across the yield curve. Much of this rally occurred toward the end of the month as rates remained in a relatively tight range throughout most of November. Both investment-grade and high-yield credit spreads widened during the month, driven mostly by a sell-off in energy names.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. For the year ended 2014, futures did not have any impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell; and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT Bond Index Fund

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

U.S. Treasury Notes	29.7%
U.S. Government Mortgage Backed Agencies	28.7%
Corporate Bonds	24.7%
Mutual Fund	7.8%
U.S. Treasury Bonds	5.9%
Sovereign Bonds	3.2%
U.S. Government Sponsored & Agency Obligations	2.8%
Commercial Mortgage Backed Securities	2.0%
Municipal Bonds	1.0%
Repurchase Agreements	0.8%
Yankee Dollars	0.4%
Asset-Backed Securities	0.3%
Liabilities in excess of other assets††	(7.3%)
100.0%

Top Industries†††

Banks	4.3%
Oil, Gas & Consumable Fuels	2.1%
Electric Utilities	1.7%
Media	1.1%
Capital Markets	1.0%
Diversified Telecommunication Services	1.0%
Pharmaceuticals	0.8%
Gas Utilities	0.8%
Health Care Providers & Services	0.8%
Diversified Financial Services	0.7%
Other Industries*	85.7%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	7.3%
Federal National Mortgage Association Pool TBA, 4.00%, 01/25/45	2.3%
Federal National Mortgage Association Pool TBA, 3.50%, 01/25/45	1.5%
U.S. Treasury Notes, 1.00%, 08/31/16	1.3%
Federal National Mortgage Association Pool TBA, 4.50%, 01/25/45	1.1%
U.S. Treasury Notes, 4.50%, 05/15/17	1.1%
U.S. Treasury Notes, 3.50%, 05/15/20	1.0%
U.S. Treasury Notes, 2.13%, 02/29/16	1.0%
Government National Mortgage Association II Pool TBA, 3.00%, 01/15/45	1.0%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 01/15/45	0.9%
Other Holdings*	81.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2014.
*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class I	-	-	3.07%	[2]
Class Y	5.88%	4.22%	4.75%	[3]
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.00%
CPI	0.76%	1.69%	1.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 19, 2007.

Expense Ratios

Expense Ratio^
Class I	0.39%
Class Y	0.24%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	NVIT Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund since inception through 12/31/14 versus performance of the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,019.20	1.88	0.37
	Hypothetical	(a)(b)	1,000.00	1,023.34	1.89	0.37
Class Y Shares	Actual	(a)	1,000.00	1,018.50	1.17	0.23
	Hypothetical	(a)(b)	1,000.00	1,024.05	1.17	0.23

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

December 31, 2014

NVIT Bond Index Fund

Asset-Backed Securities 0.3%

	Principal Amount	Market Value

Automobiles 0.2%
Ally Auto Receivables Trust, Series 2012-4, Class A4, 0.80%, 10/16/17	$1,500,000	$1,499,421
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A4, 1.18%, 06/17/19	1,500,000	1,498,786

		2,998,207

Credit Card 0.1%
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	1,175,000	1,238,311
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 03/15/21	1,250,000	1,230,135

		2,468,446

Total Asset-Backed Securities (cost $5,488,321)		5,466,653

Commercial Mortgage Backed Securities 2.0%
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4, 5.45%, 01/15/49	2,167,388	2,319,250
Series 2007-3, Class A4, 5.55%, 06/10/49 (a)	3,000,000	3,218,176
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.14%, 12/10/49 (a)	926,701	1,015,418
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,500,000	1,603,671
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.77%, 05/15/46 (a)	1,846,627	2,003,771
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	400,000	448,669
Series K004, Class A1, 3.41%, 05/25/19	640,051	671,175
Series K006, Class A1, 3.40%, 07/25/19	459,600	481,827
Series K006, Class A2, 4.25%, 01/25/20	200,000	219,841
Series K008, Class A1, 2.75%, 12/25/19	80,358	82,934
Series K013, Class A2, 3.97%, 01/25/21 (a)	500,000	547,679

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (continued)
Series K014, Class A1, 2.79%, 10/25/20	$214,338	$221,568
Series K020, Class A2, 2.37%, 05/25/22	1,500,000	1,490,401
Series K024, Class A2, 2.57%, 09/25/22	100,000	100,328
Series K026, Class A2, 2.51%, 11/25/22	900,000	898,129
Series K031, Class A2, 3.30%, 04/25/23 (a)	400,000	420,318
Series K033, Class A2, 3.06%, 07/25/23 (a)	200,000	206,553
Series K034, Class A2, 3.53%, 07/25/23 (a)	1,900,000	2,029,385
Series K037, Class A2, 3.49%, 01/25/24	800,000	851,593
Series K038, Class A1, 2.60%, 10/25/23	341,677	349,221
Series K713, Class A2, 2.31%, 03/25/20	1,000,000	1,011,225
Federal National Mortgage Association- ACES Series 2013-M6, Class 1AC, 4.22%, 02/25/43 (a)	250,000	270,448
Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	250,000	255,157
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	1,750,000	1,895,277
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	2,500,000	2,599,743
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,951,097	3,129,940
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	420,000	447,005
Series 2011-C5, Class A3, 4.17%, 08/15/46	950,000	1,034,103
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.88%, 08/12/49 (a)	800,000	873,157
Morgan Stanley Capital I, Inc. Series 2007-IQ14, Class A4, 5.69%, 04/15/49 (a)	1,500,000	1,615,639
Series 2012-C4, Class A2, 2.11%, 03/15/45	1,000,000	1,014,918

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5, 5.72%, 05/15/43 (a)	$800,000	$842,958
Series 2007-C31, Class A4, 5.51%, 04/15/47	2,000,000	2,106,296
Series 2007-C33, Class A4, 5.94%, 02/15/51 (a)	1,937,513	2,067,487
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.34%, 06/15/46	1,750,000	1,804,311

Total Commercial Mortgage Backed Securities (cost $38,065,236)		40,147,571

Corporate Bonds 24.7%
Aerospace & Defense 0.3%
Boeing Capital Corp., 4.70%, 10/27/19	250,000	278,246
Boeing Co. (The), 4.88%, 02/15/20	500,000	563,907
Embraer SA, 5.15%, 06/15/22	350,000	370,506
General Dynamics Corp., 1.00%, 11/15/17	500,000	495,171
3.88%, 07/15/21	100,000	107,769
L-3 Communications Corp., 3.95%, 11/15/16	150,000	156,560
5.20%, 10/15/19	500,000	548,471
Lockheed Martin Corp., 4.07%, 12/15/42	393,000	396,691
Northrop Grumman Corp., 3.50%, 03/15/21	500,000	520,801
4.75%, 06/01/43	250,000	279,199
Raytheon Co., 6.40%, 12/15/18	206,000	240,320
3.13%, 10/15/20	250,000	258,560
3.15%, 12/15/24	145,000	145,688
4.70%, 12/15/41	150,000	167,119
United Technologies Corp., 1.80%, 06/01/17	600,000	608,706
4.50%, 04/15/20	250,000	277,109
6.13%, 07/15/38	400,000	527,060
4.50%, 06/01/42	500,000	542,801

		6,484,684

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24	471,984	503,843

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 04/11/24	$324,160	$332,874
Southwest Airlines Co., 5.13%, 03/01/17	147,000	157,577
United Airlines Pass Through Trust, Series 2009-2A, 9.75%, 07/15/18	269,817	296,631
Series 2013-1, Class A, 4.30%, 08/15/25	500,000	516,900

		1,807,825

Auto Components 0.1%
Delphi Corp., 4.15%, 03/15/24	475,000	491,736
Johnson Controls, Inc., 4.25%, 03/01/21	150,000	161,298
3.75%, 12/01/21	600,000	624,667
4.63%, 07/02/44	350,000	359,790

		1,637,491

Automobiles 0.2%
American Honda Finance Corp., 1.20%, 07/14/17	500,000	498,102
Daimler Finance North America LLC, 8.50%, 01/18/31	250,000	382,345
Ford Motor Co., 7.45%, 07/16/31	500,000	678,745
4.75%, 01/15/43	350,000	367,509
Toyota Motor Credit Corp., 2.00%, 10/24/18	500,000	504,395
2.10%, 01/17/19	650,000	653,771
2.13%, 07/18/19	500,000	500,545
3.30%, 01/12/22	500,000	519,582

		4,104,994

Banks 4.5%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	200,000	207,398
4.00%, 03/13/24	500,000	520,519
Bank of America Corp., 3.88%, 03/22/17	500,000	523,230
1.70%, 08/25/17	500,000	500,080
2.00%, 01/11/18	600,000	598,960
Series L, 5.65%, 05/01/18	3,200,000	3,554,734
Series L, 2.60%, 01/15/19	500,000	504,013
Series L, 2.65%, 04/01/19 (b)	500,000	503,597
5.63%, 07/01/20	1,000,000	1,138,944
5.00%, 05/13/21	700,000	778,955
5.70%, 01/24/22	750,000	868,314
3.30%, 01/11/23	500,000	498,817
4.10%, 07/24/23	750,000	789,577
4.00%, 04/01/24	350,000	364,429

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
4.25%, 10/22/26	$435,000	$434,423
5.88%, 02/07/42	250,000	314,212
5.00%, 01/21/44	350,000	391,892
Bank of America NA, 6.00%, 06/15/16	295,000	312,717
5.30%, 03/15/17	200,000	214,642
Bank of Montreal, 1.45%, 04/09/18	750,000	741,384
Bank of New York Mellon Corp. (The), 2.30%, 07/28/16	200,000	204,105
1.30%, 01/25/18	500,000	494,316
3.25%, 09/11/24	750,000	754,083
Bank of Nova Scotia, 2.90%, 03/29/16	700,000	717,939
1.45%, 04/25/18	500,000	495,927
2.80%, 07/21/21	500,000	500,115
Bank One Corp., 8.00%, 04/29/27	290,000	391,600
Barclays Bank PLC, 2.50%, 02/20/19	500,000	506,181
5.13%, 01/08/20	500,000	560,033
5.14%, 10/14/20	250,000	271,595
BB&T Corp., 3.20%, 03/15/16	500,000	511,480
2.15%, 03/22/17	100,000	101,553
2.05%, 06/19/18	750,000	754,251
2.45%, 01/15/20	500,000	498,587
BNP Paribas SA, 3.60%, 02/23/16	750,000	771,067
2.70%, 08/20/18	250,000	255,427
5.00%, 01/15/21	250,000	279,505
3.25%, 03/03/23	500,000	510,289
BPCE SA, 4.00%, 04/15/24	475,000	496,571
Branch Banking & Trust Co., 1.35%, 10/01/17	500,000	497,544
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16 (b)	500,000	502,561
Capital One Financial Corp., 5.25%, 02/21/17	304,000	327,262
4.75%, 07/15/21	300,000	330,081
3.75%, 04/24/24	700,000	709,656
Capital One NA, 1.50%, 03/22/18	300,000	295,358
2.40%, 09/05/19	500,000	497,595
Citigroup, Inc., 3.95%, 06/15/16	450,000	467,310
5.85%, 08/02/16	413,000	441,664
4.45%, 01/10/17	1,000,000	1,057,744
6.13%, 11/21/17	500,000	556,982
1.75%, 05/01/18	1,000,000	988,837
8.50%, 05/22/19	500,000	621,777
2.50%, 07/29/19	500,000	500,005

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
5.38%, 08/09/20	$250,000	$282,829
4.50%, 01/14/22	650,000	710,293
3.88%, 10/25/23	750,000	777,233
3.75%, 06/16/24	500,000	509,412
4.30%, 11/20/26	500,000	498,880
6.63%, 06/15/32	333,000	411,152
5.88%, 02/22/33	118,000	135,626
8.13%, 07/15/39	350,000	532,625
6.68%, 09/13/43	250,000	323,229
Commonwealth Bank of Australia, 2.50%, 09/20/18	500,000	508,081
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.38%, 01/19/17	500,000	521,134
1.70%, 03/19/18	750,000	747,277
4.63%, 12/01/23	250,000	265,178
5.25%, 05/24/41	175,000	209,840
5.75%, 12/01/43	250,000	299,383
Credit Suisse, 2.30%, 05/28/19	600,000	598,261
4.38%, 08/05/20	400,000	432,770
3.63%, 09/09/24	500,000	507,794
Discover Bank, 4.20%, 08/08/23	500,000	521,837
Fifth Third Bancorp, 3.50%, 03/15/22	700,000	719,551
HSBC Bank USA NA, 5.63%, 08/15/35	250,000	305,601
HSBC Holdings PLC, 5.10%, 04/05/21 (b)	500,000	564,130
4.25%, 03/14/24 (b)	500,000	519,896
6.50%, 05/02/36	400,000	509,636
6.50%, 09/15/37	600,000	768,587
HSBC USA, Inc., 2.63%, 09/24/18	500,000	513,493
2.38%, 11/13/19	500,000	499,433
3.50%, 06/23/24	500,000	514,062
Intesa Sanpaolo SpA, 2.38%, 01/13/17	500,000	504,133
3.88%, 01/16/18	500,000	520,304
JPMorgan Chase & Co., 3.15%, 07/05/16	350,000	359,613
1.35%, 02/15/17	750,000	750,098
1.80%, 01/25/18	1,000,000	1,000,009
4.25%, 10/15/20	350,000	376,110
4.63%, 05/10/21	500,000	549,824
3.38%, 05/01/23	250,000	246,795
3.88%, 09/10/24	1,000,000	1,000,851
5.60%, 07/15/41	400,000	484,230
5.40%, 01/06/42	500,000	582,374
4.85%, 02/01/44	500,000	554,585
JPMorgan Chase Bank NA, 6.00%, 07/05/17	2,210,000	2,434,895

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
6.00%, 10/01/17	$1,000,000	$1,109,809
KeyBank NA, 2.50%, 12/15/19	250,000	251,041
6.95%, 02/01/28	225,000	293,012
KeyCorp, 2.30%, 12/13/18	500,000	502,068
Korea Development Bank (The), 3.25%, 03/09/16	700,000	716,350
Korea Finance Corp., 4.63%, 11/16/21	200,000	221,399
Kreditanstalt fuer Wiederaufbau, 2.63%, 02/16/16	500,000	512,532
5.13%, 03/14/16	350,000	369,582
0.50%, 04/19/16	2,000,000	2,000,962
2.00%, 06/01/16	500,000	510,524
0.88%, 09/05/17 (b)	1,000,000	995,792
4.38%, 03/15/18	600,000	657,796
1.00%, 06/11/18 (b)	2,500,000	2,469,560
2.75%, 09/08/20	400,000	418,283
Landwirtschaftliche Rentenbank, 2.13%, 07/15/16	250,000	255,846
5.13%, 02/01/17 (b)	750,000	816,026
1.00%, 04/04/18	1,000,000	989,097
Lloyds Bank PLC, 2.30%, 11/27/18	750,000	756,286
Lloyds Banking Group PLC, 4.50%, 11/04/24	205,000	206,874
Manufacturers & Traders Trust Co., 1.40%, 07/25/17	500,000	498,583
1.45%, 03/07/18	500,000	494,635
National Australia Bank Ltd., 1.30%, 07/25/16	500,000	503,058
Oesterreichische Kontrollbank AG, 4.88%, 02/16/16	350,000	367,255
PNC Bank NA, 2.95%, 01/30/23	250,000	243,431
3.80%, 07/25/23	500,000	515,709
PNC Funding Corp., 2.70%, 09/19/16	500,000	513,781
5.13%, 02/08/20	500,000	561,589
Royal Bank of Canada, 2.88%, 04/19/16	500,000	512,904
1.20%, 01/23/17	750,000	749,509
1.40%, 10/13/17	670,000	667,544
2.20%, 07/27/18	500,000	503,854
Royal Bank of Scotland PLC (The), 4.38%, 03/16/16	500,000	518,370
5.63%, 08/24/20	500,000	569,643
Societe Generale SA, 2.75%, 10/12/17	250,000	256,409
State Street Corp., 3.70%, 11/20/23	500,000	524,137
3.30%, 12/16/24	310,000	313,308

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Sumitomo Mitsui Banking Corp., 1.35%, 07/11/17	$500,000	$495,400
2.45%, 01/10/19	1,000,000	1,005,545
SunTrust Banks, Inc., 3.60%, 04/15/16	150,000	154,439
3.50%, 01/20/17	550,000	572,642
Svenska Handelsbanken AB, 2.50%, 01/25/19	500,000	509,596
Toronto-Dominion Bank (The), 2.38%, 10/19/16	250,000	255,923
1.40%, 04/30/18	750,000	740,988
Union Bank NA, 1.50%, 09/26/16	500,000	502,019
US Bancorp, 1.65%, 05/15/17	500,000	503,659
1.95%, 11/15/18	500,000	500,744
4.13%, 05/24/21	150,000	163,243
Wells Fargo & Co., 3.68%, 06/15/16 (c)	1,500,000	1,556,392
5.13%, 09/15/16	206,000	219,741
1.50%, 01/16/18	750,000	744,721
2.15%, 01/15/19	500,000	500,583
3.30%, 09/09/24	1,000,000	1,003,774
5.38%, 02/07/35	457,000	547,674
5.38%, 11/02/43	250,000	284,396
5.61%, 01/15/44	638,000	750,976
Wells Fargo Capital X, 5.95%, 12/01/36	275,000	280,500
Westpac Banking Corp., 1.60%, 01/12/18	500,000	498,324
2.25%, 01/17/19	750,000	757,967

		88,616,685

Beverages 0.5%
Anheuser-Busch Cos. LLC, 5.00%, 03/01/19	236,000	263,031
5.75%, 04/01/36	324,000	399,627
6.00%, 11/01/41	147,000	188,101
Anheuser-Busch InBev Finance, Inc., 4.63%, 02/01/44	650,000	706,043
Anheuser-Busch InBev Worldwide, Inc., 2.88%, 02/15/16	250,000	255,789
1.38%, 07/15/17	1,000,000	999,245
5.00%, 04/15/20	275,000	307,982
4.38%, 02/15/21	150,000	163,759
Beam, Inc., 5.38%, 01/15/16	48,000	50,190
Coca-Cola Co. (The), 1.80%, 09/01/16	480,000	488,004
1.15%, 04/01/18	500,000	494,576
3.15%, 11/15/20	200,000	209,103
3.20%, 11/01/23	550,000	566,906

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Diageo Capital PLC, 1.13%, 04/29/18	$750,000	$733,652
4.83%, 07/15/20	600,000	667,974
2.63%, 04/29/23	500,000	485,477
Dr Pepper Snapple Group, Inc., 2.90%, 01/15/16	250,000	255,110
2.70%, 11/15/22	250,000	244,198
Molson Coors Brewing Co., 5.00%, 05/01/42	250,000	269,787
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	206,000	284,130
PepsiCo, Inc., 2.50%, 05/10/16	400,000	408,681
7.90%, 11/01/18	700,000	850,983
2.25%, 01/07/19 (b)	500,000	507,015
3.13%, 11/01/20	300,000	311,502
5.50%, 01/15/40	250,000	302,950

		10,413,815

Biotechnology 0.3%
Amgen, Inc., 2.30%, 06/15/16	250,000	254,414
3.45%, 10/01/20	600,000	623,928
6.40%, 02/01/39	600,000	760,945
5.15%, 11/15/41	100,000	112,876
5.38%, 05/15/43	300,000	349,611
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	150,000	160,125
Celgene Corp., 3.95%, 10/15/20	400,000	423,385
3.25%, 08/15/22	300,000	301,931
4.63%, 05/15/44	500,000	518,951
Gilead Sciences, Inc., 3.05%, 12/01/16	100,000	103,734
4.50%, 04/01/21	200,000	221,814
3.70%, 04/01/24	1,000,000	1,048,339
3.50%, 02/01/25	240,000	246,467
4.50%, 02/01/45	500,000	533,067

		5,659,587

Building Products 0.0%†
Owens Corning, 4.20%, 12/15/22	250,000	253,984

Capital Markets 1.1%
Ameriprise Financial, Inc., 5.30%, 03/15/20	150,000	170,250
Bear Stearns Cos. LLC (The), 4.65%, 07/02/18	354,000	382,359
Charles Schwab Corp. (The), 2.20%, 07/25/18	200,000	202,536
Credit Suisse USA, Inc., 5.85%, 08/16/16	400,000	430,844

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
7.13%, 07/15/32	$55,000	$77,052
Deutsche Bank AG, 1.40%, 02/13/17	750,000	748,056
2.50%, 02/13/19	450,000	455,716
3.70%, 05/30/24	470,000	480,345
Franklin Resources, Inc., 2.80%, 09/15/22	500,000	499,169
Goldman Sachs Group, Inc. (The), 5.35%, 01/15/16	577,000	601,610
5.63%, 01/15/17	1,000,000	1,072,543
2.38%, 01/22/18	1,500,000	1,513,885
2.90%, 07/19/18	500,000	511,849
5.25%, 07/27/21	500,000	562,592
5.75%, 01/24/22	500,000	578,394
3.63%, 01/22/23	750,000	760,521
3.85%, 07/08/24	385,000	394,754
6.13%, 02/15/33	1,150,000	1,409,444
6.75%, 10/01/37	500,000	626,224
4.80%, 07/08/44	500,000	530,614
Jefferies Group, Inc., 5.13%, 04/13/18	500,000	528,202
5.13%, 01/20/23	250,000	250,830
Morgan Stanley, 1.75%, 02/25/16	500,000	502,911
3.80%, 04/29/16	275,000	283,807
5.45%, 01/09/17	575,000	617,118
2.50%, 01/24/19	650,000	650,753
7.30%, 05/13/19	700,000	829,483
2.38%, 07/23/19 (b)	1,000,000	990,845
5.75%, 01/25/21	300,000	344,207
5.50%, 07/28/21	250,000	283,879
4.88%, 11/01/22	500,000	531,039
4.10%, 05/22/23	650,000	658,548
Series F, 3.88%, 04/29/24	625,000	641,272
4.35%, 09/08/26	500,000	502,074
7.25%, 04/01/32	324,000	443,526
Nomura Holdings, Inc., 4.13%, 01/19/16	400,000	411,263
2.00%, 09/13/16 (b)	500,000	502,750
UBS AG, 5.88%, 07/15/16	621,000	664,328
5.88%, 12/20/17	350,000	391,154

		22,036,746

Chemicals 0.5%
CF Industries, Inc., 3.45%, 06/01/23 (b)	550,000	541,155
5.15%, 03/15/34	250,000	262,043
Dow Chemical Co. (The), 4.25%, 11/15/20	400,000	427,678
4.13%, 11/15/21 (b)	650,000	686,993
3.50%, 10/01/24 (b)	500,000	495,337
9.40%, 05/15/39	260,000	421,957

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	$385,000	$416,132
2.80%, 02/15/23	250,000	245,821
4.90%, 01/15/41	300,000	329,336
Eastman Chemical Co., 3.00%, 12/15/15	250,000	254,845
3.60%, 08/15/22	100,000	101,302
4.65%, 10/15/44	350,000	358,912
Ecolab, Inc., 3.00%, 12/08/16	1,000,000	1,032,697
4.35%, 12/08/21	150,000	163,315
Lubrizol Corp., 6.50%, 10/01/34	147,000	198,435
LYB International Finance BV, 4.00%, 07/15/23 (b)	500,000	510,999
LyondellBasell Industries NV, 5.00%, 04/15/19	500,000	544,820
6.00%, 11/15/21	500,000	574,375
Monsanto Co., 2.13%, 07/15/19	500,000	497,656
4.20%, 07/15/34	135,000	140,429
Mosaic Co. (The), 3.75%, 11/15/21 (b)	250,000	260,689
4.25%, 11/15/23 (b)	250,000	262,341
PPG Industries, Inc., 3.60%, 11/15/20	500,000	522,165
Praxair, Inc., 4.05%, 03/15/21	200,000	217,389
3.00%, 09/01/21	450,000	459,986
RPM International, Inc., 3.45%, 11/15/22	350,000	345,389

		10,272,196

Commercial Services & Supplies 0.1%
GATX Corp., 2.38%, 07/30/18	350,000	352,394
Massachusetts Institute of Technology, 4.68%, 07/01/14	75,000	86,755
Pitney Bowes, Inc., 4.75%, 05/15/18	88,000	93,768
Republic Services, Inc., 5.25%, 11/15/21	800,000	907,943
Waste Management, Inc., 3.50%, 05/15/24	500,000	507,825
7.00%, 07/15/28	162,000	213,109

		2,161,794

Communications Equipment 0.2%
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	250,000	249,202
Cisco Systems, Inc., 5.50%, 02/22/16	425,000	448,257

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment (continued)
4.95%, 02/15/19	$200,000	$223,621
2.13%, 03/01/19	750,000	753,279
5.90%, 02/15/39	500,000	630,388
Motorola Solutions, Inc., 4.00%, 09/01/24 (b)	500,000	502,211
7.50%, 05/15/25	206,000	253,548
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	250,000	262,637

		3,323,143

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	108,490

Construction Materials 0.0%†
CRH America, Inc., 6.00%, 09/30/16	385,000	414,372

Consumer Finance 0.4%
Air Lease Corp., 3.38%, 01/15/19 (b)	500,000	506,250
American Express Co., 6.15%, 08/28/17	200,000	222,729
1.55%, 05/22/18	750,000	740,486
3.63%, 12/05/24	500,000	505,026
6.80%, 09/01/66 (a)	290,000	304,138
American Express Credit Corp., 1.13%, 06/05/17	500,000	498,421
Ford Motor Credit Co. LLC, 2.50%, 01/15/16	250,000	253,475
1.70%, 05/09/16	500,000	502,037
4.25%, 02/03/17	1,000,000	1,050,432
3.00%, 06/12/17	350,000	359,080
2.38%, 03/12/19	750,000	744,234
3.66%, 09/08/24	500,000	500,797
HSBC Finance Corp., 6.68%, 01/15/21	395,000	468,650
ORIX Corp., 5.00%, 01/12/16	200,000	207,204
Synchrony Financial, 4.25%, 08/15/24	600,000	616,002

		7,478,961

Containers & Packaging 0.0%†
Packaging Corp. of America, 4.50%, 11/01/23	250,000	263,116

Distributors 0.0%†
Ingram Micro, Inc., 5.25%, 09/01/17	100,000	108,745

Diversified Financial Services 0.8%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,400,000	1,496,563

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Ameritech Capital Funding Corp., 6.45%, 01/15/18	$88,000	$99,371
Associates Corp. of North America, 6.95%, 11/01/18	339,000	396,044
AXA Financial, Inc., 7.00%, 04/01/28	133,000	167,037
Block Financial LLC, 5.50%, 11/01/22	250,000	275,414
GE Capital Trust I, 6.38%, 11/15/67 (a)	500,000	538,750
General Electric Capital Corp., 5.00%, 01/08/16	295,000	308,171
1.50%, 07/12/16	500,000	505,024
5.40%, 02/15/17	585,000	634,924
5.63%, 09/15/17	1,100,000	1,220,361
1.60%, 11/20/17	1,000,000	1,006,634
5.63%, 05/01/18	1,000,000	1,124,767
5.30%, 02/11/21	350,000	399,274
4.65%, 10/17/21	300,000	337,521
3.10%, 01/09/23	500,000	505,890
3.45%, 05/15/24	500,000	517,242
Series A, 6.75%, 03/15/32	1,128,000	1,536,699
6.15%, 08/07/37	700,000	910,172
6.38%, 11/15/67 (a)	275,000	296,312
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23	500,000	525,918
Leucadia National Corp., 5.50%, 10/18/23	250,000	255,676
Moody’s Corp., 2.75%, 07/15/19	500,000	504,151
4.50%, 09/01/22	150,000	161,304
Murray Street Investment Trust I, 4.65%, 03/09/17 (c)	750,000	791,504
National Rural Utilities Cooperative Finance Corp., 5.45%, 04/10/17	850,000	927,662
Series C, 8.00%, 03/01/32	159,000	234,866
Western Union Co. (The), 6.20%, 11/17/36	300,000	307,831

		15,985,082

Diversified Telecommunication Services 1.1%
AT&T, Inc., 2.40%, 08/15/16	1,500,000	1,529,486
1.60%, 02/15/17	500,000	501,700
2.38%, 11/27/18	425,000	428,477
6.50%, 09/01/37	247,000	306,019
6.30%, 01/15/38	250,000	302,954
6.55%, 02/15/39	410,000	504,813
5.35%, 09/01/40	395,000	428,445
5.55%, 08/15/41	400,000	445,196
4.30%, 12/15/42	603,000	564,462
4.80%, 06/15/44	500,000	512,462

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
4.35%, 06/15/45	$173,000	$163,414
British Telecommunications PLC, 5.95%, 01/15/18	750,000	835,881
2.35%, 02/14/19	250,000	248,788
9.63%, 12/15/30	250,000	392,179
Deutsche Telekom International Finance BV, 5.75%, 03/23/16	197,000	207,735
8.65%, 06/15/30	619,000	912,294
Embarq Corp., 8.00%, 06/01/36	300,000	337,388
France Telecom SA, 9.00%, 03/01/31	407,000	615,716
5.38%, 01/13/42	250,000	288,079
GTE Corp., 6.94%, 04/15/28	147,000	184,670
Telefonica Emisiones SAU, 6.42%, 06/20/16	520,000	557,309
5.46%, 02/16/21	250,000	279,773
4.57%, 04/27/23	1,050,000	1,119,898
Verizon Communications, Inc., 2.50%, 09/15/16	685,000	699,835
6.35%, 04/01/19	450,000	521,673
4.60%, 04/01/21	500,000	541,506
2.45%, 11/01/22	500,000	470,449
5.15%, 09/15/23	1,000,000	1,107,363
4.15%, 03/15/24	1,000,000	1,035,234
6.40%, 09/15/33	750,000	930,548
5.05%, 03/15/34	250,000	268,748
5.85%, 09/15/35	118,000	138,702
6.00%, 04/01/41	250,000	296,837
6.55%, 09/15/43	1,900,000	2,427,746
Verizon Global Funding Corp., 7.75%, 12/01/30	1,190,000	1,650,256

		21,756,035

Electric Utilities 1.8%
Alabama Power Co., 5.70%, 02/15/33	574,000	719,597
4.15%, 08/15/44	350,000	369,961
Ameren Illinois Co., 2.70%, 09/01/22	450,000	447,099
Appalachian Power Co., Series L, 5.80%, 10/01/35	206,000	254,706
Arizona Public Service Co., 5.50%, 09/01/35	215,000	268,873
Baltimore Gas & Electric Co., 5.90%, 10/01/16	385,000	417,508
Berkshire Hathaway Energy Co., 2.00%, 11/15/18	1,000,000	998,529
5.15%, 11/15/43	500,000	569,064
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	400,000	473,612

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
CMS Energy Corp., 4.70%, 03/31/43	$300,000	$316,981
Consolidated Edison Co. of New York, Inc., Series 05-C, 5.38%, 12/15/15	177,000	184,817
Series 08-A, 5.85%, 04/01/18	500,000	565,904
3.30%, 12/01/24 (b)	500,000	509,149
Series 03-A, 5.88%, 04/01/33	118,000	147,870
3.95%, 03/01/43	500,000	500,294
Dominion Resources, Inc., 5.20%, 08/15/19	200,000	223,044
3.63%, 12/01/24	350,000	354,683
Series E, 6.30%, 03/15/33	10,000	13,003
Series B, 5.95%, 06/15/35	251,000	319,051
Series C, 4.90%, 08/01/41	700,000	771,269
DTE Electric Co., 4.30%, 07/01/44	500,000	542,584
DTE Energy Co., 6.35%, 06/01/16	913,000	979,770
Duke Energy Carolinas LLC, 3.90%, 06/15/21	100,000	107,579
4.25%, 12/15/41	300,000	321,249
Duke Energy Corp., 5.05%, 09/15/19	1,200,000	1,340,855
3.05%, 08/15/22	350,000	351,796
Duke Energy Indiana, Inc., 3.75%, 07/15/20	200,000	211,875
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	74,000	83,316
Duke Energy Progress, Inc., 4.15%, 12/01/44	500,000	532,360
Edison International, 3.75%, 09/15/17	500,000	528,128
Entergy Corp., 5.13%, 09/15/20	400,000	434,345
Exelon Corp., 5.63%, 06/15/35	836,000	977,306
Florida Power & Light Co., 5.85%, 02/01/33	100,000	128,975
5.95%, 10/01/33	77,000	101,546
5.40%, 09/01/35	130,000	161,575
5.65%, 02/01/37	450,000	580,247
4.13%, 02/01/42	250,000	266,898
Florida Power Corp., 5.90%, 03/01/33	318,000	391,747
Georgia Power Co., 4.30%, 03/15/42	500,000	529,305
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	109,519
Indiana Michigan Power Co., Series J, 3.20%, 03/15/23	500,000	502,719
Interstate Power & Light Co., 3.25%, 12/01/24	500,000	508,742

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Jersey Central Power & Light Co., 7.35%, 02/01/19	$500,000	$590,298
LG&E and KU Energy LLC, 3.75%, 11/15/20	700,000	729,923
MidAmerican Energy Co., 3.70%, 09/15/23	500,000	535,133
5.80%, 10/15/36	550,000	707,489
Nevada Power Co., 5.45%, 05/15/41	150,000	189,332
Nisource Finance Corp., 5.95%, 06/15/41	450,000	562,761
4.80%, 02/15/44	250,000	266,472
Northeast Utilities, 1.45%, 05/01/18	500,000	493,752
Northern States Power Co., 2.15%, 08/15/22	250,000	240,199
NSTAR Electric Co., 2.38%, 10/15/22	500,000	483,401
Oglethorpe Power Corp., 5.25%, 09/01/50	200,000	229,789
Ohio Power Co., Series G, 6.60%, 02/15/33	236,000	314,279
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41	150,000	169,495
5.30%, 06/01/42	150,000	186,067
Pacific Gas & Electric Co., 3.50%, 10/01/20	300,000	311,701
2.45%, 08/15/22	250,000	240,641
3.25%, 06/15/23	500,000	502,056
6.25%, 03/01/39	600,000	783,723
4.30%, 03/15/45	500,000	513,165
PacifiCorp, 5.25%, 06/15/35	177,000	214,773
PPL Capital Funding, Inc., 1.90%, 06/01/18	750,000	748,776
5.00%, 03/15/44	250,000	278,201
Progress Energy, Inc., 4.40%, 01/15/21	700,000	763,160
7.75%, 03/01/31	236,000	341,738
PSEG Power LLC, 5.50%, 12/01/15	413,000	430,108
5.13%, 04/15/20	250,000	275,094
Public Service Co. of Colorado, 3.20%, 11/15/20	250,000	260,037
4.30%, 03/15/44	250,000	272,559
Public Service Electric & Gas Co., 3.05%, 11/15/24 (b)	500,000	501,941
3.95%, 05/01/42	400,000	413,844
Puget Sound Energy, Inc., 5.48%, 06/01/35	147,000	181,269
5.64%, 04/15/41	500,000	645,319
San Diego Gas & Electric Co., 3.95%, 11/15/41	250,000	259,432

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Scottish Power Ltd., 5.81%, 03/15/25	$118,000	$136,621
South Carolina Electric & Gas Co., 6.50%, 11/01/18	250,000	291,768
6.05%, 01/15/38	150,000	195,281
Southern California Edison Co., Series C, 3.50%, 10/01/23	500,000	525,601
6.00%, 01/15/34	177,000	230,072
Series 05-B, 5.55%, 01/15/36	436,000	551,934
Southwestern Electric Power Co., Series E, 5.55%, 01/15/17	150,000	162,054
Tampa Electric Co., 5.40%, 05/15/21	500,000	584,293
Union Electric Co., 6.70%, 02/01/19	141,000	165,870
Virginia Electric and Power Co., Series A, 5.40%, 01/15/16	147,000	154,072
3.45%, 09/01/22	500,000	521,399
Wisconsin Electric Power Co., 2.95%, 09/15/21	300,000	305,963
5.63%, 05/15/33	59,000	76,001
Xcel Energy, Inc., 5.61%, 04/01/17	248,000	270,712
4.70%, 05/15/20	250,000	277,421
6.50%, 07/01/36	177,000	239,878

		36,442,317

Electrical Equipment 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	77,779
Honeywell International, Inc., 5.30%, 03/01/18	840,000	933,401
4.25%, 03/01/21	500,000	558,859
PerkinElmer, Inc., 5.00%, 11/15/21	150,000	165,203
Precision Castparts Corp., 1.25%, 01/15/18	200,000	197,215
Thermo Fisher Scientific, Inc., 3.20%, 03/01/16	400,000	409,581
3.60%, 08/15/21	250,000	257,807
4.15%, 02/01/24	1,000,000	1,050,606

		3,650,451

Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc., 3.88%, 07/15/23	250,000	250,560
Arrow Electronics, Inc., 4.50%, 03/01/23	250,000	258,192
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	500,000	551,250

		1,060,002

Corporate Bonds (continued)

	Principal Amount	Market Value

Electronic Equipment, Instruments & Components 0.0%†
Corning, Inc., 4.25%, 08/15/20	$250,000	$271,876
4.70%, 03/15/37	250,000	268,154

		540,030

Energy Equipment & Services 0.2%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	504,632
5.13%, 09/15/40	200,000	217,507
Halliburton Co., 2.00%, 08/01/18	500,000	497,869
6.70%, 09/15/38	400,000	517,396
National Oilwell Varco, Inc., 3.95%, 12/01/42	600,000	543,964
Plains Exploration & Production Co., 6.50%, 11/15/20	129,000	139,642
6.63%, 05/01/21	228,000	245,100
Weatherford International Ltd., 9.63%, 03/01/19	200,000	237,085
5.13%, 09/15/20	250,000	242,668
5.95%, 04/15/42	250,000	211,731

		3,357,594

Food & Staples Retailing 0.3%
CVS Caremark Corp., 2.25%, 12/05/18	500,000	504,784
CVS Health Corp., 3.38%, 08/12/24	1,000,000	1,011,548
Kroger Co. (The), 4.00%, 02/01/24	500,000	526,275
7.50%, 04/01/31	257,000	348,589
5.40%, 07/15/40	200,000	229,356
Safeway, Inc., 5.00%, 08/15/19	200,000	204,659
3.95%, 08/15/20	100,000	101,737
Sysco Corp., 3.00%, 10/02/21	644,000	653,673
5.38%, 09/21/35 (b)	106,000	127,666
Walgreen Co., 3.10%, 09/15/22	500,000	493,782
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	805,000	837,985

		5,040,054

Food Products 0.4%
Archer-Daniels-Midland Co., 5.38%, 09/15/35	147,000	178,444
4.02%, 04/16/43	345,000	346,282
Bunge Ltd. Finance Corp., 4.10%, 03/15/16	400,000	413,137
Campbell Soup Co., 4.25%, 04/15/21	100,000	108,444

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
ConAgra Foods, Inc., 1.90%, 01/25/18	$500,000	$496,698
3.25%, 09/15/22	500,000	493,150
7.00%, 10/01/28	221,000	284,698
General Mills, Inc., 3.15%, 12/15/21	750,000	774,887
JM Smucker Co. (The), 3.50%, 10/15/21	200,000	209,791
Kellogg Co., 4.00%, 12/15/20	250,000	267,949
Series B, 7.45%, 04/01/31	247,000	333,256
Kraft Foods Group, Inc., 6.88%, 01/26/39	200,000	263,891
5.00%, 06/04/42	350,000	383,612
Mondelez International, Inc., 2.25%, 02/01/19	1,000,000	994,807
4.00%, 02/01/24	500,000	522,685
Tyson Foods, Inc., 4.50%, 06/15/22	200,000	216,214
3.95%, 08/15/24	500,000	517,637
Unilever Capital Corp., 2.75%, 02/10/16	400,000	409,012
5.90%, 11/15/32	206,000	282,419

		7,497,013

Gas Utilities 0.8%
AGL Capital Corp., 4.40%, 06/01/43	250,000	263,534
Boardwalk Pipelines LP, 5.20%, 06/01/18	88,000	92,211
Buckeye Partners LP, 4.88%, 02/01/21	250,000	262,450
4.15%, 07/01/23	250,000	244,852
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	305,000	334,557
DCP Midstream Operating LP, 3.88%, 03/15/23	300,000	286,981
El Paso Natural Gas Co., 8.37%, 06/15/32	250,000	328,721
Enable Midstream Partners LP, 5.00%, 05/15/44 (d)	350,000	326,250
Enbridge Energy Partners LP, 4.20%, 09/15/21	700,000	731,365
Energy Transfer Partners LP, 6.70%, 07/01/18	350,000	393,369
4.65%, 06/01/21	200,000	207,686
5.20%, 02/01/22	500,000	535,540
3.60%, 02/01/23	500,000	488,882
4.90%, 02/01/24 (b)	250,000	261,851
6.05%, 06/01/41	75,000	81,660
Enterprise Products Operating LLC, 3.20%, 02/01/16	250,000	255,991
4.05%, 02/15/22	250,000	259,635

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
3.90%, 02/15/24	$750,000	$760,103
6.13%, 10/15/39	285,000	344,351
6.45%, 09/01/40	250,000	310,736
4.85%, 03/15/44	200,000	208,843
Kern River Funding Corp., 4.89%, 04/30/18 (d)	35,849	38,354
Kinder Morgan Energy Partners LP, 3.50%, 03/01/16	50,000	51,131
3.50%, 03/01/21	625,000	616,334
4.25%, 09/01/24 (b)	250,000	250,111
5.80%, 03/15/35	206,000	218,755
6.38%, 03/01/41	250,000	278,399
5.00%, 08/15/42	350,000	332,593
Kinder Morgan, Inc., 4.30%, 06/01/25	160,000	160,208
National Fuel Gas Co., 3.75%, 03/01/23	250,000	250,622
ONE Gas, Inc., 4.66%, 02/01/44	500,000	571,599
ONEOK Partners LP, 3.38%, 10/01/22	500,000	464,691
6.13%, 02/01/41	100,000	107,778
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 06/01/42	450,000	472,176
Sempra Energy, 4.05%, 12/01/23	150,000	158,687
6.00%, 10/15/39	220,000	271,761
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (d)	250,000	269,181
Spectra Energy Capital LLC, 6.75%, 02/15/32	327,000	382,058
Spectra Energy Partners LP, 2.95%, 09/25/18	500,000	509,190
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	239,744
5.35%, 05/15/45	500,000	508,001
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	257,075
4.63%, 03/01/34	250,000	253,045
Williams Cos., Inc. (The), 3.70%, 01/15/23	500,000	449,043
Williams Partners LP, 7.25%, 02/01/17	150,000	165,382
5.25%, 03/15/20	500,000	542,925
6.30%, 04/15/40	150,000	167,673
5.80%, 11/15/43	250,000	259,795
4.90%, 01/15/45	350,000	327,761

		15,553,640

Health Care Equipment & Supplies 0.0%†
Mead Johnson Nutrition Co., 4.60%, 06/01/44	350,000	370,218

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 0.8%
Aetna, Inc., 6.63%, 06/15/36	$250,000	$333,473
AmerisourceBergen Corp., 3.50%, 11/15/21	250,000	257,787
Baxter International, Inc., 1.85%, 01/15/17	500,000	505,623
5.38%, 06/01/18	400,000	443,847
Becton Dickinson and Co., 3.73%, 12/15/24	570,000	586,236
Becton, Dickinson and Co., 3.13%, 11/08/21	350,000	351,518
Boston Scientific Corp., 2.65%, 10/01/18	550,000	554,198
6.00%, 01/15/20	200,000	225,264
Cardinal Health, Inc., 3.20%, 06/15/22	300,000	300,118
CareFusion Corp., 3.30%, 03/01/23	100,000	98,772
Cigna Corp., 4.50%, 03/15/21	300,000	327,479
5.38%, 02/15/42	150,000	177,034
Coventry Health Care, Inc., 5.45%, 06/15/21	250,000	285,727
Covidien International Finance SA, 6.00%, 10/15/17	400,000	447,389
Express Scripts Holding Co., 3.50%, 06/15/24	500,000	498,644
Express Scripts, Inc., 3.13%, 05/15/16	350,000	359,275
3.90%, 02/15/22	150,000	156,879
Humana, Inc., 2.63%, 10/01/19	500,000	499,885
3.15%, 12/01/22	250,000	243,597
Kaiser Foundation Hospitals, 4.88%, 04/01/42	250,000	289,565
Laboratory Corp. of America Holdings, 3.13%, 05/15/16	150,000	154,387
3.75%, 08/23/22 (b)	350,000	358,544
McKesson Corp., 2.28%, 03/15/19	750,000	746,703
6.00%, 03/01/41	250,000	309,801
Medco Health Solutions, Inc., 7.13%, 03/15/18	200,000	230,964
4.13%, 09/15/20	300,000	318,586
Medtronic, Inc., 0.88%, 02/27/17	750,000	745,718
3.15%, 03/15/22 (d)	270,000	273,588
3.63%, 03/15/24	275,000	285,483
4.38%, 03/15/35 (d)	350,000	368,888
4.00%, 04/01/43	300,000	287,069
4.63%, 03/15/45 (d)	750,000	811,888
Quest Diagnostics, Inc., 4.70%, 04/01/21	500,000	543,728

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
St. Jude Medical, Inc., 2.50%, 01/15/16	$300,000	$304,446
3.25%, 04/15/23	200,000	199,938
Stryker Corp., 1.30%, 04/01/18	500,000	492,568
UnitedHealth Group, Inc., 5.38%, 03/15/16	295,000	311,291
1.40%, 10/15/17	500,000	499,136
5.80%, 03/15/36	708,000	877,439
3.95%, 10/15/42	250,000	249,203
WellPoint, Inc., 3.70%, 08/15/21	100,000	104,692
3.50%, 08/15/24	500,000	503,899
4.63%, 05/15/42	250,000	262,620
5.10%, 01/15/44	300,000	336,953
Zimmer Holdings, Inc., 3.38%, 11/30/21	200,000	203,092

		16,722,934

Hotels, Restaurants & Leisure 0.1%
Carnival Corp., 3.95%, 10/15/20	500,000	523,339
Hyatt Hotels Corp., 5.38%, 08/15/21	150,000	170,112
McDonald’s Corp., 5.35%, 03/01/18	360,000	398,939
4.88%, 07/15/40	250,000	278,210
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	167,730
Yum! Brands, Inc., 6.88%, 11/15/37	78,000	100,908

		1,639,238

Household Durables 0.1%
Emerson Electric Co., 6.00%, 08/15/32	83,000	109,534
Stanley Black & Decker, Inc., 2.90%, 11/01/22	500,000	493,643
Whirlpool Corp., 3.70%, 05/01/25	500,000	506,250

		1,109,427

Household Products 0.1%
Clorox Co. (The), 3.80%, 11/15/21	500,000	532,152
3.50%, 12/15/24	500,000	503,174
Kimberly-Clark Corp., 6.63%, 08/01/37	130,000	185,224

		1,220,550

Industrial Conglomerates 0.3%
3M Co., 5.70%, 03/15/37	415,000	539,591

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Danaher Corp., 2.30%, 06/23/16	$200,000	$204,527
3.90%, 06/23/21	100,000	107,912
Dover Corp., 5.38%, 03/01/41	100,000	124,352
Eaton Corp., 2.75%, 11/02/22	750,000	736,284
General Electric Co., 5.25%, 12/06/17	600,000	665,685
2.70%, 10/09/22	500,000	500,203
3.38%, 03/11/24	500,000	518,034
4.13%, 10/09/42	350,000	363,042
Illinois Tool Works, Inc., 1.95%, 03/01/19	250,000	250,251
4.88%, 09/15/41	200,000	229,483
Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 01/15/19	500,000	507,818
Parker-Hannifin Corp., 4.20%, 11/21/34	500,000	527,443
Pentair Finance SA, 3.15%, 09/15/22	400,000	392,553
Textron, Inc., 4.30%, 03/01/24	250,000	261,272
Tyco Electronics Group SA, 6.55%, 10/01/17	400,000	450,543
3.50%, 02/03/22	300,000	310,970

		6,689,963

Information Technology Services 0.2%
Fidelity National Information Services, Inc., 2.00%, 04/15/18	500,000	497,251
3.50%, 04/15/23	150,000	148,782
Fiserv, Inc., 4.75%, 06/15/21	200,000	220,805
International Business Machines Corp., 1.95%, 07/22/16	150,000	152,869
1.25%, 02/08/18	1,000,000	995,044
1.63%, 05/15/20	500,000	481,981
2.90%, 11/01/21	200,000	205,314
5.88%, 11/29/32	433,000	553,228
4.00%, 06/20/42	100,000	99,607
Xerox Corp., 6.35%, 05/15/18 (b)	250,000	282,669
4.50%, 05/15/21 (b)	250,000	267,162

		3,904,712

Insurance 0.8%
ACE INA Holdings, Inc., 2.70%, 03/13/23	500,000	485,843
Aflac, Inc., 6.45%, 08/15/40	200,000	260,799

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
AIG Life Holdings US, Inc., 7.50%, 07/15/25	$147,000	$196,949
Alleghany Corp., 4.95%, 06/27/22	400,000	439,957
Allstate Corp. (The), 4.50%, 06/15/43	250,000	276,149
6.50%, 05/15/57 (a)	195,000	214,500
American International Group, Inc., 5.85%, 01/16/18	400,000	447,030
2.30%, 07/16/19	500,000	500,221
6.25%, 03/15/37	275,000	306,948
8.17%, 05/15/58 (a)	425,000	575,344
Aon Corp., 5.00%, 09/30/20	500,000	558,163
Aon PLC, 4.60%, 06/14/44	250,000	259,232
Assurant, Inc., 2.50%, 03/15/18	350,000	353,326
Berkshire Hathaway Finance Corp., 1.30%, 05/15/18	750,000	743,650
Berkshire Hathaway, Inc., 3.40%, 01/31/22	500,000	521,553
4.50%, 02/11/43	250,000	272,362
Chubb Corp. (The), 6.00%, 05/11/37	165,000	214,930
6.38%, 03/29/67 (a)	400,000	428,000
CNA Financial Corp., 5.75%, 08/15/21	500,000	571,421
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	100,000	112,236
6.10%, 10/01/41	309,000	386,602
ING US, Inc., 2.90%, 02/15/18	500,000	510,850
Lincoln National Corp., 4.85%, 06/24/21	100,000	110,467
6.15%, 04/07/36	440,000	545,655
Loews Corp., 4.13%, 05/15/43	400,000	379,848
Markel Corp., 3.63%, 03/30/23	350,000	352,747
Marsh & McLennan Cos., Inc., 4.80%, 07/15/21	600,000	664,922
MetLife, Inc., 5.70%, 06/15/35	159,000	199,092
6.40%, 12/15/36	500,000	557,500
4.88%, 11/13/43	500,000	562,551
Nationwide Financial Services, Inc., 6.75%, 05/15/37 (e)	105,000	109,725
Principal Financial Group, Inc., 8.88%, 05/15/19	350,000	438,453
Progressive Corp. (The), 3.75%, 08/23/21	200,000	214,376
6.25%, 12/01/32	162,000	214,490
Prudential Financial, Inc., 3.00%, 05/12/16	150,000	153,967
Series B, 5.75%, 07/15/33	147,000	178,937

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
5.63%, 06/15/43 (a)	$250,000	$256,875
5.10%, 08/15/43	500,000	565,568
4.60%, 05/15/44	500,000	526,682
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	110,077
Travelers Cos., Inc. (The), 5.75%, 12/15/17	335,000	374,138
5.35%, 11/01/40	250,000	304,989
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	258,053
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	111,621

		15,826,798

Internet & Catalog Retail 0.2%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (d)	275,000	271,821
Amazon.com, Inc., 1.20%, 11/29/17	500,000	494,561
3.30%, 12/05/21	500,000	507,581
4.80%, 12/05/34	500,000	523,188
eBay, Inc., 1.35%, 07/15/17	200,000	198,495
2.20%, 08/01/19	1,000,000	996,348
3.25%, 10/15/20	200,000	202,792
Expedia, Inc., 5.95%, 08/15/20	100,000	110,900
QVC, Inc., 4.38%, 03/15/23	350,000	351,205

		3,656,891

Internet Software & Services 0.1%
Baidu, Inc., 3.25%, 08/06/18	250,000	255,387
Google, Inc., 2.13%, 05/19/16	100,000	102,170
3.38%, 02/25/24 (b)	750,000	781,222

		1,138,779

Leisure Products 0.0%†
Mattel, Inc., 3.15%, 03/15/23	300,000	295,430
5.45%, 11/01/41	150,000	170,184

		465,614

Machinery 0.3%
Caterpillar Financial Services Corp., 5.50%, 03/15/16	295,000	311,800
2.85%, 06/01/22	500,000	502,525
3.25%, 12/01/24	500,000	507,461
Caterpillar, Inc., 3.90%, 05/27/21	500,000	541,293
2.60%, 06/26/22	350,000	346,151
6.05%, 08/15/36	177,000	230,261

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
Deere & Co., 8.10%, 05/15/30	$500,000	$764,132
Flowserve Corp., 3.50%, 09/15/22	100,000	100,105
IDEX Corp., 4.20%, 12/15/21	300,000	315,409
John Deere Capital Corp., 1.30%, 03/12/18	750,000	742,588
1.95%, 12/13/18	1,000,000	1,001,143
Roper Industries, Inc., 2.05%, 10/01/18	500,000	495,463

		5,858,331

Media 1.2%
CBS Corp., 5.75%, 04/15/20	250,000	284,942
5.50%, 05/15/33	118,000	134,326
4.85%, 07/01/42	100,000	101,623
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	118,000	169,591
Comcast Corp., 5.70%, 07/01/19	500,000	574,264
2.85%, 01/15/23	500,000	498,083
3.60%, 03/01/24	500,000	523,276
4.25%, 01/15/33	250,000	265,132
7.05%, 03/15/33	295,000	409,833
6.50%, 11/15/35	100,000	133,701
6.95%, 08/15/37	295,000	414,092
6.40%, 03/01/40	350,000	473,302
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 02/15/16	250,000	255,833
3.50%, 03/01/16	500,000	513,923
4.60%, 02/15/21	250,000	267,070
3.80%, 03/15/22	750,000	762,550
4.45%, 04/01/24	500,000	522,163
5.15%, 03/15/42	150,000	154,818
Discovery Communications LLC, 5.05%, 06/01/20	500,000	547,768
3.30%, 05/15/22	350,000	347,192
4.88%, 04/01/43	200,000	205,311
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	307,274
5.00%, 05/13/45	250,000	255,960
Historic TW, Inc., 6.88%, 06/15/18	176,000	203,351
NBCUniversal Media LLC, 5.15%, 04/30/20	500,000	567,578
4.38%, 04/01/21	800,000	880,079
2.88%, 01/15/23	350,000	349,778
5.95%, 04/01/41	200,000	256,686

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
News America, Inc., 8.00%, 10/17/16	$118,000	$131,862
4.50%, 02/15/21	250,000	273,646
3.00%, 09/15/22	500,000	496,458
7.28%, 06/30/28	77,000	97,797
6.55%, 03/15/33	300,000	389,314
6.20%, 12/15/34	245,000	309,818
6.65%, 11/15/37	150,000	199,810
6.15%, 02/15/41	250,000	317,790
Omnicom Group, Inc., 5.90%, 04/15/16	177,000	187,346
4.45%, 08/15/20	150,000	161,271
3.63%, 05/01/22	50,000	51,362
Thomson Reuters Corp., 6.50%, 07/15/18	100,000	113,980
4.30%, 11/23/23	500,000	531,316
Time Warner Cable, Inc., 6.75%, 07/01/18	585,000	670,999
8.25%, 04/01/19	700,000	856,857
6.75%, 06/15/39	900,000	1,176,852
5.88%, 11/15/40	500,000	594,636
Time Warner, Inc., 7.63%, 04/15/31	777,000	1,078,945
7.70%, 05/01/32	582,000	822,440
5.38%, 10/15/41	200,000	226,262
4.65%, 06/01/44 (b)	250,000	261,359
Viacom, Inc., 3.88%, 12/15/21	600,000	621,471
3.25%, 03/15/23	200,000	193,492
4.25%, 09/01/23	100,000	103,036
3.88%, 04/01/24	500,000	498,867
4.38%, 03/15/43	459,000	423,431
Walt Disney Co. (The), 1.10%, 12/01/17	500,000	497,223
3.75%, 06/01/21	500,000	539,714
WPP Finance 2010, 4.75%, 11/21/21	400,000	437,040
3.75%, 09/19/24	550,000	551,454

		23,195,347

Metals & Mining 0.6%
Barrick Gold Corp., 4.10%, 05/01/23 (b)	500,000	487,500
5.25%, 04/01/42	150,000	141,919
Barrick North America Finance LLC, 4.40%, 05/30/21	450,000	454,586
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	285,000	296,866
3.25%, 11/21/21	250,000	255,386
5.00%, 09/30/43	500,000	557,909
Freeport-McMoRan Copper & Gold, Inc., 2.38%, 03/15/18	500,000	495,439
3.55%, 03/01/22	600,000	566,363
5.45%, 03/15/43	250,000	236,456

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Freeport-McMoRan, Inc., 4.00%, 11/14/21	$500,000	$495,073
Goldcorp, Inc., 2.13%, 03/15/18	350,000	347,433
Kinross Gold Corp., 5.13%, 09/01/21	150,000	144,898
Newmont Mining Corp., 5.13%, 10/01/19	150,000	160,786
5.88%, 04/01/35	236,000	231,362
4.88%, 03/15/42	150,000	130,683
Nucor Corp., 4.00%, 08/01/23	500,000	524,260
Placer Dome, Inc., 6.38%, 03/01/33	139,000	152,525
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	250,000	245,516
Rio Tinto Alcan, Inc., 5.75%, 06/01/35	206,000	235,976
Rio Tinto Finance USA Ltd., 2.50%, 05/20/16	500,000	509,500
3.50%, 11/02/20	450,000	466,461
4.13%, 05/20/21	200,000	210,167
Rio Tinto Finance USA PLC, 2.88%, 08/21/22 (b)	500,000	479,620
4.13%, 08/21/42 (b)	250,000	240,423
Southern Copper Corp., 6.75%, 04/16/40	250,000	253,121
Teck Resources Ltd., 3.00%, 03/01/19	750,000	733,205
4.75%, 01/15/22	700,000	683,014
Vale Overseas Ltd., 4.38%, 01/11/22 (b)	750,000	723,243
6.88%, 11/21/36	944,000	1,006,859

		11,466,549

Multiline Retail 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	850,000	930,647
Dollar General Corp., 3.25%, 04/15/23	250,000	227,561
Kohl’s Corp., 4.00%, 11/01/21 (b)	400,000	415,129
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16	106,000	115,024
3.88%, 01/15/22	500,000	520,318
6.90%, 04/01/29	75,000	95,466
6.70%, 07/15/34	150,000	191,803
Nordstrom, Inc., 4.00%, 10/15/21	500,000	534,741
Target Corp., 6.00%, 01/15/18	500,000	563,375
6.35%, 11/01/32	313,000	408,733
4.00%, 07/01/42	350,000	356,245

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Wal-Mart Stores, Inc., 0.60%, 04/11/16	$750,000	$749,505
3.63%, 07/08/20	500,000	534,224
3.25%, 10/25/20	500,000	525,531
2.55%, 04/11/23	750,000	739,299
3.30%, 04/22/24	725,000	747,034
7.55%, 02/15/30	118,000	173,990
5.25%, 09/01/35	708,000	853,545
5.00%, 10/25/40	250,000	295,666
5.63%, 04/15/41	475,000	604,899

		9,582,735

Oil, Gas & Consumable Fuels 2.1%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	298,000	391,769
Anadarko Petroleum Corp., 5.95%, 09/15/16	100,000	106,998
6.38%, 09/15/17	100,000	111,195
3.45%, 07/15/24 (b)	500,000	489,100
6.45%, 09/15/36	281,000	334,812
Apache Corp., 7.63%, 07/01/19	59,000	71,521
3.63%, 02/01/21	500,000	505,187
5.10%, 09/01/40	100,000	97,979
4.75%, 04/15/43	500,000	467,272
BP Capital Markets PLC, 3.20%, 03/11/16	400,000	410,815
1.38%, 05/10/18	1,000,000	982,434
2.24%, 05/10/19	750,000	747,444
4.50%, 10/01/20	200,000	215,260
3.56%, 11/01/21 (b)	250,000	255,269
Canadian Natural Resources Ltd., 3.90%, 02/01/25	500,000	492,883
6.25%, 03/15/38	340,000	383,346
Cenovus Energy, Inc., 5.70%, 10/15/19	770,000	856,576
5.20%, 09/15/43	200,000	192,805
Chevron Corp., 1.72%, 06/24/18 (b)	1,500,000	1,506,224
2.19%, 11/15/19	105,000	105,426
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	750,000	711,035
ConocoPhillips, 5.90%, 10/15/32	177,000	217,592
6.50%, 02/01/39	400,000	530,868
ConocoPhillips Co., 1.05%, 12/15/17	750,000	740,632
4.15%, 11/15/34	500,000	513,396
4.30%, 11/15/44	155,000	162,952
ConocoPhillips Holding Co., 6.95%, 04/15/29	250,000	333,046
Continental Resources, Inc., 4.50%, 04/15/23	500,000	474,287
4.90%, 06/01/44 (b)	250,000	216,099

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp., 3.25%, 05/15/22	$500,000	$490,542
7.95%, 04/15/32	350,000	483,834
Diamond Offshore Drilling, Inc., 3.45%, 11/01/23 (b)	500,000	464,392
Ecopetrol SA, 4.25%, 09/18/18	500,000	520,000
5.88%, 05/28/45	600,000	558,000
Ensco PLC, 4.70%, 03/15/21	500,000	502,266
EOG Resources, Inc., 5.63%, 06/01/19	130,000	146,750
2.45%, 04/01/20	500,000	497,689
4.10%, 02/01/21	400,000	427,362
EQT Corp., 4.88%, 11/15/21	250,000	268,676
Exxon Mobil Corp., 3.18%, 03/15/24	500,000	516,614
Hess Corp., 7.30%, 08/15/31	254,000	315,630
5.60%, 02/15/41 (b)	250,000	268,152
Husky Energy, Inc., 3.95%, 04/15/22	600,000	604,657
Marathon Oil Corp., 2.80%, 11/01/22	250,000	233,316
6.80%, 03/15/32	118,000	142,391
Marathon Petroleum Corp., 5.13%, 03/01/21	600,000	661,065
3.63%, 09/15/24	250,000	243,815
Murphy Oil Corp., 5.13%, 12/01/42	150,000	127,080
Nabors Industries, Inc., 5.00%, 09/15/20	500,000	490,644
Noble Energy, Inc., 4.15%, 12/15/21	600,000	608,893
5.25%, 11/15/43	150,000	152,148
Noble Holding International Ltd., 3.95%, 03/15/22 (b)	500,000	432,522
Occidental Petroleum Corp., 3.13%, 02/15/22	350,000	348,251
2.70%, 02/15/23	200,000	189,958
Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,074,000	1,240,309
Petrobras Global Finance BV, 3.00%, 01/15/19	500,000	442,874
4.38%, 05/20/23	1,000,000	859,090
6.25%, 03/17/24	1,000,000	950,260
Petrobras International Finance Co., 3.88%, 01/27/16	750,000	738,750
3.50%, 02/06/17	750,000	719,655
5.38%, 01/27/21	1,000,000	923,020
Petroleos Mexicanos, 3.50%, 07/18/18	500,000	508,244

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
5.50%, 01/21/21	$275,000	$297,817
4.88%, 01/24/22	250,000	261,849
3.50%, 01/30/23 (b)	500,000	477,612
6.38%, 01/23/45	500,000	570,517
Phillips 66, 4.65%, 11/15/34	500,000	512,827
5.88%, 05/01/42	382,000	441,305
Pioneer Natural Resources Co., 3.95%, 07/15/22	450,000	445,266
Rowan Cos., Inc., 4.75%, 01/15/24 (b)	175,000	165,355
Shell International Finance BV, 0.63%, 12/04/15	1,000,000	1,001,062
1.90%, 08/10/18	600,000	601,567
2.00%, 11/15/18	750,000	750,978
4.55%, 08/12/43	500,000	546,161
Southwestern Energy Co., 4.10%, 03/15/22	250,000	245,348
Statoil ASA, 3.13%, 08/17/17	250,000	260,691
1.20%, 01/17/18	1,000,000	987,679
1.15%, 05/15/18	1,000,000	980,207
3.70%, 03/01/24 (b)	500,000	517,387
Suncor Energy, Inc., 3.60%, 12/01/24	235,000	231,833
Total Capital Canada Ltd., 2.75%, 07/15/23	750,000	724,779
Total Capital International SA, 2.88%, 02/17/22	500,000	495,168
Total Capital SA, 2.30%, 03/15/16	500,000	508,997
Transocean, Inc., 6.38%, 12/15/21 (b)	500,000	461,250
7.50%, 04/15/31	177,000	162,840
Valero Energy Corp., 7.50%, 04/15/32	118,000	148,308
6.63%, 06/15/37	455,000	537,326

		41,035,200

Paper & Forest Products 0.0%†
Domtar Corp., 10.75%, 06/01/17	50,000	59,410
Georgia-Pacific LLC, 8.88%, 05/15/31	250,000	383,200
International Paper Co., 6.00%, 11/15/41	250,000	296,117

		738,727

Personal Products 0.0%†
Colgate-Palmolive Co., 2.45%, 11/15/21 (b)	150,000	149,961
Procter & Gamble Co. (The), 4.85%, 12/15/15	177,000	184,245

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products (continued)
1.45%, 08/15/16	$250,000	$253,023
5.80%, 08/15/34	295,000	393,500

		980,729

Pharmaceuticals 0.9%
Abbott Laboratories, 5.30%, 05/27/40	500,000	611,815
AbbVie, Inc., 2.00%, 11/06/18	1,800,000	1,793,749
4.40%, 11/06/42	125,000	128,374
Actavis Funding SCS, 3.85%, 06/15/24	825,000	827,982
Allergan, Inc., 1.35%, 03/15/18	400,000	391,092
AstraZeneca PLC, 5.90%, 09/15/17	400,000	447,091
6.45%, 09/15/37	200,000	268,272
4.00%, 09/18/42	250,000	245,881
Bristol-Myers Squibb Co., 2.00%, 08/01/22	700,000	661,857
3.25%, 08/01/42	250,000	219,473
Eli Lilly & Co., 1.95%, 03/15/19	750,000	753,776
7.13%, 06/01/25	118,000	155,825
GlaxoSmithKline Capital PLC, 1.50%, 05/08/17	500,000	502,253
2.85%, 05/08/22	250,000	249,931
GlaxoSmithKline Capital, Inc., 0.70%, 03/18/16	750,000	750,161
5.38%, 04/15/34	201,000	245,565
4.20%, 03/18/43	300,000	309,109
Johnson & Johnson, 2.95%, 09/01/20	200,000	209,183
2.45%, 12/05/21	500,000	504,317
4.95%, 05/15/33	663,000	800,055
Merck & Co., Inc., 3.60%, 09/15/42	500,000	483,471
4.15%, 05/18/43	500,000	534,391
Mylan, Inc., 2.60%, 06/24/18	750,000	758,843
Novartis Capital Corp., 2.40%, 09/21/22	500,000	493,258
Novartis Securities Investment Ltd., 5.13%, 02/10/19	470,000	528,253
Perrigo Co. PLC, 4.00%, 11/15/23	250,000	257,596
Pfizer, Inc., 4.65%, 03/01/18	265,000	289,283
2.10%, 05/15/19	500,000	502,604
7.20%, 03/15/39	525,000	763,415
Pharmacia Corp., 6.60%, 12/01/28	177,000	234,127

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Sanofi, 2.63%, 03/29/16	$500,000	$512,253
1.25%, 04/10/18	250,000	247,430
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	69,000	70,706
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	142,000	175,253
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	181,000	185,139
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	200,000	194,856
Wyeth LLC, 5.50%, 02/15/16	634,000	667,808
6.50%, 02/01/34	206,000	277,788
Zoetis, Inc., 3.25%, 02/01/23	600,000	592,690

		17,844,925

Real Estate Investment Trusts (REITs) 0.6%
Alexandria Real Estate Equities, Inc., 2.75%, 01/15/20	500,000	494,565
American Tower Corp., 3.40%, 02/15/19	250,000	254,469
American Tower REIT, Inc., 5.05%, 09/01/20	500,000	543,034
3.50%, 01/31/23	250,000	241,190
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 02/06/17 (b)	50,000	47,659
Boston Properties LP, 3.80%, 02/01/24	250,000	256,684
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	272,788
Duke Realty LP, 3.63%, 04/15/23 (b)	500,000	501,442
ERP Operating LP, 5.38%, 08/01/16	295,000	314,173
3.00%, 04/15/23	500,000	491,556
4.50%, 07/01/44	350,000	366,220
HCP, Inc., 6.00%, 01/30/17	472,000	514,800
2.63%, 02/01/20	500,000	495,081
5.38%, 02/01/21	200,000	223,891
4.25%, 11/15/23	500,000	525,071
Health Care REIT, Inc., 4.13%, 04/01/19	600,000	639,079
5.25%, 01/15/22	400,000	442,633
Healthcare Realty Trust, Inc., 3.75%, 04/15/23	350,000	345,477
Hospitality Properties Trust, 5.00%, 08/15/22	350,000	368,435
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	525,000	522,375

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty LP, 4.80%, 07/15/18	$300,000	$322,884
Liberty Property LP, 4.40%, 02/15/24	500,000	524,712
ProLogis LP, 4.25%, 08/15/23	500,000	527,884
Realty Income Corp., 3.25%, 10/15/22	350,000	344,690
Simon Property Group LP, 2.80%, 01/30/17	500,000	514,875
2.20%, 02/01/19	500,000	502,629
5.65%, 02/01/20	250,000	287,215
3.38%, 03/15/22	500,000	515,505
UDR, Inc., 4.25%, 06/01/18	100,000	106,737
Ventas Realty LP/Ventas Capital Corp., 4.00%, 04/30/19	500,000	529,560
4.75%, 06/01/21	150,000	163,144
Weyerhaeuser Co., 7.38%, 03/15/32	500,000	664,021

		12,864,478

Road & Rail 0.5%
Burlington Northern Santa Fe LLC, 3.05%, 09/01/22	350,000	351,565
3.00%, 03/15/23	500,000	498,408
3.85%, 09/01/23	650,000	683,509
3.75%, 04/01/24	500,000	520,852
7.95%, 08/15/30	206,000	296,948
4.55%, 09/01/44	250,000	267,681
Canadian Pacific Railway Ltd., 4.50%, 01/15/22	350,000	387,327
CSX Corp., 7.38%, 02/01/19	400,000	479,379
3.70%, 10/30/20	300,000	316,629
3.40%, 08/01/24	500,000	505,958
5.50%, 04/15/41	150,000	180,472
4.10%, 03/15/44	250,000	248,149
FedEx Corp., 4.00%, 01/15/24	750,000	795,868
3.88%, 08/01/42	50,000	48,202
Norfolk Southern Corp., 5.90%, 06/15/19	400,000	459,108
3.25%, 12/01/21	1,000,000	1,023,382
3.00%, 04/01/22	500,000	502,454
5.59%, 05/17/25	84,000	99,357
Union Pacific Corp., 2.75%, 04/15/23	750,000	744,278
United Parcel Service of America, Inc., 8.38%, 04/01/20	118,000	151,856
8.37%, 04/01/30 (c)	177,000	264,506
United Parcel Service, Inc., 3.13%, 01/15/21	500,000	523,834

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
6.20%, 01/15/38	$295,000	$391,864

		9,741,586

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	400,000	434,549
Broadcom Corp., 2.70%, 11/01/18	100,000	102,841
Intel Corp., 1.35%, 12/15/17	1,000,000	998,404
4.80%, 10/01/41	350,000	384,497
KLA-Tencor Corp., 4.65%, 11/01/24	215,000	222,292
Maxim Integrated Products, Inc., 3.38%, 03/15/23 (b)	350,000	346,309

		2,488,892

Software 0.3%
CA, Inc., 4.50%, 08/15/23	410,000	427,710
Microsoft Corp., 2.50%, 02/08/16	250,000	255,885
3.00%, 10/01/20	500,000	525,449
3.63%, 12/15/23	400,000	427,120
4.50%, 10/01/40	300,000	330,940
Oracle Corp., 5.25%, 01/15/16	72,000	75,437
1.20%, 10/15/17	350,000	348,900
2.38%, 01/15/19	1,000,000	1,017,367
5.00%, 07/08/19	200,000	224,038
2.80%, 07/08/21	1,000,000	1,011,668
2.50%, 10/15/22	500,000	485,006
5.38%, 07/15/40	350,000	419,357
4.50%, 07/08/44	250,000	270,914

		5,819,791

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	529,023
Bed Bath & Beyond, Inc., 3.75%, 08/01/24 (b)	250,000	252,909
Gap, Inc. (The), 5.95%, 04/12/21	150,000	170,656
Home Depot, Inc. (The), 5.40%, 03/01/16	590,000	621,760
2.70%, 04/01/23	500,000	494,378
5.88%, 12/16/36	300,000	390,838
5.95%, 04/01/41	150,000	197,136
4.20%, 04/01/43	250,000	263,036
4.40%, 03/15/45	500,000	547,524
Lowe’s Cos., Inc., 3.13%, 09/15/24	400,000	403,030

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
6.50%, 03/15/29	$236,000	$298,111
5.80%, 10/15/36	300,000	378,818

		4,547,219

Technology Hardware, Storage & Peripherals 0.3%
Apple, Inc., 1.05%, 05/05/17 (b)	1,000,000	1,001,710
3.85%, 05/04/43	750,000	750,785
EMC Corp., 1.88%, 06/01/18	1,000,000	999,027
Hewlett-Packard Co., 5.50%, 03/01/18	800,000	882,421
2.75%, 01/14/19	250,000	253,677
3.75%, 12/01/20	500,000	517,276
4.65%, 12/09/21	600,000	643,854
NetApp, Inc., 3.38%, 06/15/21	210,000	210,373
Seagate HDD Cayman, 3.75%, 11/15/18 (d)	675,000	693,563
5.75%, 12/01/34 (d)	175,000	184,406

		6,137,092

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	125,000	135,127
VF Corp., 3.50%, 09/01/21	200,000	211,506

		346,633

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.45%, 08/27/18	250,000	258,908

Tobacco 0.2%
Altria Group, Inc., 9.70%, 11/10/18	178,000	226,156
9.25%, 08/06/19	155,000	199,225
2.63%, 01/14/20	350,000	350,482
10.20%, 02/06/39	81,000	141,410
4.25%, 08/09/42	250,000	242,336
4.50%, 05/02/43	450,000	453,312
5.38%, 01/31/44	170,000	193,546
Lorillard Tobacco Co., 3.50%, 08/04/16	850,000	875,696
3.75%, 05/20/23	250,000	247,619
Philip Morris International, Inc., 5.65%, 05/16/18	400,000	450,774
6.38%, 05/16/38	460,000	589,868
3.88%, 08/21/42	250,000	237,423
Reynolds American, Inc., 4.75%, 11/01/42	450,000	434,893

		4,642,740

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.2%
America Movil SAB de CV, 5.00%, 03/30/20	$500,000	$552,298
3.13%, 07/16/22	750,000	740,028
6.38%, 03/01/35 (b)	177,000	217,739
6.13%, 03/30/40	350,000	416,887
Rogers Communications, Inc., 3.00%, 03/15/23	600,000	581,532
5.00%, 03/15/44	250,000	273,252
Vodafone Group PLC, 1.63%, 03/20/17	600,000	599,601
2.95%, 02/19/23	250,000	239,940
7.88%, 02/15/30	206,000	285,963
4.38%, 02/19/43	500,000	488,217

		4,395,457

Total Corporate Bonds (cost $467,233,768)		490,719,309

Municipal Bonds 1.0%
California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/01/44	100,000	136,631
Bay Area Toll Authority, RB Series S1, 6.79%, 04/01/30	250,000	317,923
Series F, 6.26%, 04/01/49	250,000	352,782
City of San Francisco California Public Utilities Commission Water Revenue, RB, 6.00%, 11/01/40	100,000	130,068
Los Angeles Community College District, GO, 6.75%, 08/01/49	300,000	443,118
Los Angeles County Public Works Financing Authority, RB, 7.62%, 08/01/40	75,000	109,056
Los Angeles Unified School District, GO, 6.76%, 07/01/34	420,000	585,589
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	200,000	288,612
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	100,000	135,836
Santa Clara Valley Transportation Authority, RB, 5.88%, 04/01/32	200,000	242,756
State of California, GO 7.55%, 04/01/39	1,410,000	2,173,430
7.63%, 03/01/40	425,000	652,354
University of California, RB Series F, 5.95%, 05/15/45	300,000	383,655

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Series H, 6.55%, 05/15/48	$150,000	$206,160

		6,157,970

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	51,410

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 03/15/32	500,000	628,065

Florida 0.0%†
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 2.11%, 07/01/18	250,000	251,913

Georgia 0.1%
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	500,000	657,020

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	300,000	377,988
State of Illinois, GO 5.88%, 03/01/19	200,000	221,688
4.95%, 06/01/23	160,000	169,330
5.10%, 06/01/33	1,445,000	1,441,922

		2,210,928

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/01/21	500,000	549,675

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 02/15/20	650,000	549,497
New Jersey Economic Development Authority, RB, National-RE Insured, Series A, 7.43%, 02/15/29	125,000	159,104
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	790,000	1,191,304
Rutgers-State University of New Jersey, RB, 5.67%, 05/01/40	250,000	316,755

		2,216,660

New York 0.2%
City of New York, GO, 5.97%, 03/01/36	250,000	320,893

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	$460,000	$703,105
New York City Municipal Water Finance Authority, RB, 5.44%, 06/15/43	300,000	383,259
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/01/38	500,000	624,310
New York State Dormitory Authority, Special Tax Revenue, 5.50%, 03/15/30	100,000	119,738
New York State Urban Development Corp., Special Tax Authority, Series C, 5.84%, 03/15/40	450,000	566,780
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	620,000	800,085

		3,518,170

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	300,000	316,695

Ohio 0.1%
American Municipal Power Inc., RB Series E, 6.27%, 02/15/50	165,000	212,218
7.50%, 02/15/50	150,000	223,386
JobsOhio Beverage System, RB, Series B, 4.53%, 01/01/35	100,000	108,679
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	300,000	349,425
Ohio State University (The), RB, Series C, 4.91%, 06/01/40	150,000	183,108

		1,076,816

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 5.85%, 07/15/30	500,000	575,245

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 01/01/50	100,000	137,857

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/01/44	200,000	271,558
State of Texas, GO, Series A, 4.63%, 04/01/33	350,000	399,875
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	150,000	179,968

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas (continued)
University of Texas System, RB Series A, 5.26%, 07/01/39	$260,000	$324,740
Series C, 4.79%, 08/15/46	200,000	236,870

		1,413,011

Total Municipal Bonds (cost $16,272,966)		19,761,435

Sovereign Bonds 3.2%
BRAZIL 0.2%
Brazilian Government International Bond, 5.88%, 01/15/19	500,000	555,000
4.88%, 01/22/21	500,000	532,018
4.25%, 01/07/25	1,000,000	1,005,044
7.13%, 01/20/37	1,205,000	1,541,052

		3,633,114

CANADA 0.3%
Canada Government International Bond, 1.63%, 02/27/19	750,000	751,810
Hydro Quebec, 8.88%, 03/01/26	156,000	229,143
Province of Nova Scotia Canada, 5.13%, 01/26/17	885,000	967,023
Province of Ontario Canada, 4.75%, 01/19/16	295,000	307,398
2.30%, 05/10/16	500,000	510,177
1.20%, 02/14/18	500,000	496,601
3.00%, 07/16/18	250,000	262,197
2.00%, 09/27/18	750,000	757,960
2.00%, 01/30/19	1,000,000	1,007,630
Province of Quebec Canada, 3.50%, 07/29/20	400,000	426,991
7.50%, 09/15/29	578,000	859,321

		6,576,251

COLOMBIA 0.1%
Colombia Government International Bond, 4.38%, 07/12/21	1,150,000	1,205,775
7.38%, 09/18/37	225,000	300,150
5.63%, 02/26/44	500,000	560,000

		2,065,925

GERMANY 0.1%
FMS Wertmanagement AoeR, 1.13%, 10/14/16	500,000	503,714
KFW, 1.88%, 04/01/19	1,000,000	1,011,439

		1,515,153

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

ISRAEL 0.0%†
Israel Government International Bond, 3.15%, 06/30/23 (b)	$500,000	$508,639

ITALY 0.1%
Italy Government International Bond, 4.75%, 01/25/16	413,000	429,012
6.88%, 09/27/23	251,000	318,666
5.38%, 06/15/33	541,000	637,465

		1,385,143

JAPAN 0.1%
Japan Bank for International Cooperation, 1.75%, 11/13/18	500,000	502,705
Japan Finance Corp., 2.50%, 01/21/16	500,000	510,364
2.50%, 05/18/16	200,000	205,240
2.25%, 07/13/16	225,000	230,460

		1,448,769

MEXICO 0.3%
Mexico Government International Bond, 5.63%, 01/15/17	800,000	860,984
5.13%, 01/15/20	1,000,000	1,109,042
3.50%, 01/21/21	1,000,000	1,022,649
4.00%, 10/02/23	500,000	520,723
6.75%, 09/27/34	1,246,000	1,625,966
4.75%, 03/08/44	400,000	416,879
5.75%, 10/12/10	200,000	214,490

		5,770,733

PANAMA 0.0%†
Panama Government International Bond, 6.70%, 01/26/36	250,000	319,153
4.30%, 04/29/53	500,000	450,000

		769,153

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19 (b)	1,840,000	2,175,800

PHILIPPINES 0.2%
Philippine Government International Bond, 6.50%, 01/20/20	1,500,000	1,801,560
7.75%, 01/14/31	500,000	721,855
6.38%, 10/23/34	500,000	670,000

		3,193,415

POLAND 0.1%
Poland Government International Bond, 6.38%, 07/15/19	750,000	876,645
5.13%, 04/21/21	200,000	224,454

Sovereign Bonds (continued)

	Principal Amount	Market Value

POLAND (continued)
5.00%, 03/23/22	$300,000	$335,814
4.00%, 01/22/24	500,000	529,375

		1,966,288

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 4.67%, 01/17/24 (b)	500,000	516,875
6.25%, 03/08/41 (b)	200,000	236,250
5.38%, 07/24/44	250,000	261,875

		1,015,000

SOUTH KOREA 0.1%
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	642,871
5.00%, 04/11/22	500,000	569,225
Republic of Korea, 5.63%, 11/03/25	300,000	370,245
4.13%, 06/10/44 (b)	250,000	296,061

		1,878,402

SUPRANATIONAL 1.1%
African Development Bank, 2.50%, 03/15/16	500,000	512,064
Asian Development Bank, 1.75%, 09/11/18	500,000	505,084
Corp. Andina de Fomento, 3.75%, 01/15/16	250,000	256,313
4.38%, 06/15/22	350,000	377,157
Council Of Europe Development Bank, 1.50%, 06/19/17	500,000	505,578
1.00%, 03/07/18	200,000	198,006
European Bank for Reconstruction & Development, 2.50%, 03/15/16	500,000	512,144
European Investment Bank, 0.63%, 04/15/16	2,000,000	2,003,776
2.50%, 05/16/16	900,000	924,040
5.13%, 09/13/16	350,000	376,137
1.25%, 10/14/16	750,000	757,533
1.13%, 12/15/16	1,000,000	1,001,198
0.88%, 04/18/17	500,000	497,519
5.13%, 05/30/17	325,000	356,963
1.00%, 03/15/18	1,000,000	990,962
1.00%, 06/15/18	500,000	493,560
1.88%, 03/15/19 (b)	1,000,000	1,011,306
4.00%, 02/16/21	500,000	558,116
Inter-American Development Bank, 5.13%, 09/13/16	235,000	252,443
0.88%, 03/15/18	500,000	493,132
1.75%, 08/24/18	300,000	303,027
1.75%, 10/15/19	1,000,000	994,331
1.38%, 07/15/20	750,000	727,344
2.13%, 11/09/20	750,000	754,952

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL (continued)
International Bank for Reconstruction & Development, 0.50%, 04/15/16	$500,000	$500,086
0.50%, 05/16/16	750,000	749,264
1.00%, 09/15/16	500,000	502,865
0.75%, 12/15/16	500,000	499,784
1.13%, 07/18/17 (b)	500,000	500,367
7.63%, 01/19/23	973,000	1,358,836
International Finance Corp., 2.25%, 04/11/16	300,000	306,598
1.13%, 11/23/16	1,025,000	1,031,359
0.88%, 06/15/18	750,000	735,582
Nordic Investment Bank, 0.50%, 04/14/16	500,000	500,033

		22,047,459

SWEDEN 0.0%†
Svensk Exportkredit AB, 0.63%, 05/31/16 (b)	1,000,000	1,000,995

TURKEY 0.3%
Turkey Government International Bond, 6.75%, 04/03/18	1,000,000	1,115,250
5.63%, 03/30/21 (b)	500,000	549,790
3.25%, 03/23/23	1,500,000	1,425,000
6.00%, 01/14/41 (b)	2,000,000	2,270,000

		5,360,040

URUGUAY 0.1%
Uruguay Government International Bond, 4.50%, 08/14/24	650,000	682,395
5.10%, 06/18/50	350,000	349,125

		1,031,520

Total Sovereign Bonds (cost $61,325,475)		63,341,799

U.S. Government Mortgage Backed Agencies 28.7%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11003 7.50%, 04/01/15	10	10
Pool# E81396 7.00%, 10/01/15	65	66
Pool# E84097 6.50%, 12/01/15	168	171
Pool# E00938 7.00%, 01/01/16	759	777
Pool# E82132 7.00%, 01/01/16	160	164
Pool# E82815 6.00%, 03/01/16	518	533

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E83231 6.00%, 04/01/16	$139	$142
Pool# E83233 6.00%, 04/01/16	497	511
Pool# G11972 6.00%, 04/01/16	10,626	10,869
Pool# E83933 6.50%, 05/01/16	44	46
Pool# E84236 6.50%, 06/01/16	587	608
Pool# E00996 6.50%, 07/01/16	238	246
Pool# E84912 6.50%, 08/01/16	2,337	2,424
Pool# E85387 6.00%, 09/01/16	360	362
Pool# E86533 6.00%, 12/01/16	725	756
Pool# E87584 6.00%, 01/01/17	780	814
Pool# E86995 6.50%, 01/01/17	2,037	2,128
Pool# E87291 6.50%, 01/01/17	2,885	2,993
Pool# E88076 6.00%, 02/01/17	1,542	1,614
Pool# E88055 6.50%, 02/01/17	9,240	9,698
Pool# E88134 6.00%, 03/01/17	363	380
Pool# E88768 6.00%, 03/01/17	1,828	1,880
Pool# E88729 6.00%, 04/01/17	2,072	2,174
Pool# E89149 6.00%, 04/01/17	1,353	1,414
Pool# E89151 6.00%, 04/01/17	1,931	2,024
Pool# E89217 6.00%, 04/01/17	2,010	2,102
Pool# E89222 6.00%, 04/01/17	6,848	7,107
Pool# E89347 6.00%, 04/01/17	606	635
Pool# E89496 6.00%, 04/01/17	963	1,012
Pool# E89203 6.50%, 04/01/17	1,340	1,405
Pool# E89530 6.00%, 05/01/17	4,452	4,657
Pool# E89909 6.00%, 05/01/17	1,432	1,505

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# B15071 6.00%, 06/01/17	$21,793	$22,733
Pool# E01157 6.00%, 06/01/17	5,465	5,735
Pool# E90194 6.00%, 06/01/17	1,289	1,352
Pool# E90313 6.00%, 06/01/17	483	508
Pool# E90645 6.00%, 07/01/17	6,598	6,925
Pool# G18007 6.00%, 07/01/19	12,053	12,975
Pool# B16087 6.00%, 08/01/19	44,019	47,565
Pool# J00935 5.00%, 12/01/20	15,452	16,503
Pool# J00854 5.00%, 01/01/21	157,504	169,480
Pool# J01279 5.50%, 02/01/21	12,642	13,699
Pool# J01570 5.50%, 04/01/21	11,825	12,811
Pool# J01771 5.00%, 05/01/21	11,824	12,754
Pool# J01879 5.00%, 05/01/21	9,328	10,072
Pool# J06015 5.00%, 05/01/21	57,726	62,094
Pool# G18122 5.00%, 06/01/21	26,516	28,503
Pool# J01980 6.00%, 06/01/21	14,722	16,106
Pool# J03074 5.00%, 07/01/21	19,363	20,771
Pool# J03028 5.50%, 07/01/21	6,771	7,320
Pool# C90719 5.00%, 10/01/23	651,283	719,108
Pool# J09912 4.00%, 06/01/24	1,463,833	1,564,300
Pool# C00351 8.00%, 07/01/24	774	905
Pool# G13900 5.00%, 12/01/24	295,378	314,589
Pool# D60780 8.00%, 06/01/25	2,771	3,261
Pool# G30267 5.00%, 08/01/25	209,016	230,784
Pool# E02746 3.50%, 11/01/25	749,579	793,558
Pool# J13883 3.50%, 12/01/25	1,520,559	1,615,237

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J14732 4.00%, 03/01/26	$720,949	$771,331
Pool# E02896 3.50%, 05/01/26	798,316	845,779
Pool# J18127 3.00%, 03/01/27	634,957	661,248
Pool# J18702 3.00%, 03/01/27	717,585	747,298
Pool# J19106 3.00%, 05/01/27	257,363	268,100
Pool# J20471 3.00%, 09/01/27	1,172,185	1,219,988
Pool# D82854 7.00%, 10/01/27	1,797	2,073
Pool# G14609 3.00%, 11/01/27	1,529,252	1,591,617
Pool# C00566 7.50%, 12/01/27	2,669	3,137
Pool# G15100 2.50%, 07/01/28	552,531	563,927
Pool# C00678 7.00%, 11/01/28	3,037	3,522
Pool# C18271 7.00%, 11/01/28	3,276	3,816
Pool# C00836 7.00%, 07/01/29	1,503	1,751
Pool# C31282 7.00%, 09/01/29	187	217
Pool# C31285 7.00%, 09/01/29	3,407	3,984
Pool# A18212 7.00%, 11/01/29	49,563	57,704
Pool# C32914 8.00%, 11/01/29	3,517	4,243
Pool# C37436 8.00%, 01/01/30	3,457	4,152
Pool# C36306 7.00%, 02/01/30	812	948
Pool# C36429 7.00%, 02/01/30	805	940
Pool# C00921 7.50%, 02/01/30	2,918	3,462
Pool# G01108 7.00%, 04/01/30	1,277	1,485
Pool# C37703 7.50%, 04/01/30	2,235	2,656
Pool# C41561 8.00%, 08/01/30	2,405	2,920
Pool# C01051 8.00%, 09/01/30	4,824	5,812
Pool# C43550 7.00%, 10/01/30	5,086	5,949

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C44017 7.50%, 10/01/30	$569	$680
Pool# C43967 8.00%, 10/01/30	41,703	50,041
Pool# C44957 8.00%, 11/01/30	3,718	4,517
Pool# C01103 7.50%, 12/01/30	1,968	2,342
Pool# C46932 7.50%, 01/01/31	817	978
Pool# C47287 7.50%, 02/01/31	4,433	5,269
Pool# C48851 7.00%, 03/01/31	2,692	3,139
Pool# C48206 7.50%, 03/01/31	2,165	2,592
Pool# C91366 4.50%, 04/01/31	288,617	315,179
Pool# C91377 4.50%, 06/01/31	155,460	169,767
Pool# C53324 7.00%, 06/01/31	2,001	2,334
Pool# C01209 8.00%, 06/01/31	1,398	1,697
Pool# C55071 7.50%, 07/01/31	767	919
Pool# G01309 7.00%, 08/01/31	3,141	3,652
Pool# C01222 7.00%, 09/01/31	2,687	3,129
Pool# G01311 7.00%, 09/01/31	23,773	27,635
Pool# G01315 7.00%, 09/01/31	902	1,048
Pool# C58647 7.00%, 10/01/31	1,231	1,432
Pool# C60012 7.00%, 11/01/31	2,068	2,399
Pool# C61298 8.00%, 11/01/31	3,222	3,915
Pool# C61105 7.00%, 12/01/31	6,891	8,035
Pool# C01305 7.50%, 12/01/31	1,653	1,972
Pool# C62218 7.00%, 01/01/32	3,227	3,740
Pool# C63171 7.00%, 01/01/32	11,262	13,151
Pool# C64121 7.50%, 02/01/32	4,950	5,939
Pool# D99004 3.50%, 03/01/32	343,033	362,235

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G30577 3.50%, 04/01/32	$781,585	$825,336
Pool# C01345 7.00%, 04/01/32	13,894	16,189
Pool# G01391 7.00%, 04/01/32	41,279	48,021
Pool# C65717 7.50%, 04/01/32	5,085	6,110
Pool# C01370 8.00%, 04/01/32	4,898	5,949
Pool# C66916 7.00%, 05/01/32	21,278	24,879
Pool# C67235 7.00%, 05/01/32	14,041	15,885
Pool# C01381 8.00%, 05/01/32	21,867	26,613
Pool# C68290 7.00%, 06/01/32	5,472	6,397
Pool# C68300 7.00%, 06/01/32	15,162	17,647
Pool# D99266 3.50%, 07/01/32	537,821	567,926
Pool# G01449 7.00%, 07/01/32	27,691	32,191
Pool# C68988 7.50%, 07/01/32	3,797	4,475
Pool# C69908 7.00%, 08/01/32	30,830	35,989
Pool# C70211 7.00%, 08/01/32	15,071	17,628
Pool# C91558 3.50%, 09/01/32	142,867	150,864
Pool# G01536 7.00%, 03/01/33	27,578	32,209
Pool# G30642 3.00%, 05/01/33	285,640	294,532
Pool# G30646 3.00%, 05/01/33	649,653	669,269
Pool# K90535 3.00%, 05/01/33	135,779	139,879
Pool# A16419 6.50%, 11/01/33	18,835	21,728
Pool# C01806 7.00%, 01/01/34	14,569	17,006
Pool# A21356 6.50%, 04/01/34	78,138	89,541
Pool# C01851 6.50%, 04/01/34	63,145	72,344
Pool# A22067 6.50%, 05/01/34	92,360	105,782
Pool# A24301 6.50%, 05/01/34	116,614	133,739

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A24988 6.50%, 07/01/34	$26,487	$30,330
Pool# G01741 6.50%, 10/01/34	29,996	34,806
Pool# G08023 6.50%, 11/01/34	58,546	67,122
Pool# A33137 6.50%, 01/01/35	13,762	15,799
Pool# G01947 7.00%, 05/01/35	33,160	38,730
Pool# G08073 5.50%, 08/01/35	346,659	389,248
Pool# A37135 5.50%, 09/01/35	621,674	698,048
Pool# A47368 5.00%, 10/01/35	441,836	488,005
Pool# A38255 5.50%, 10/01/35	429,820	482,625
Pool# A38531 5.50%, 10/01/35	649,969	729,007
Pool# G08088 6.50%, 10/01/35	245,342	279,406
Pool# A39759 5.50%, 11/01/35	38,522	43,206
Pool# A40376 5.50%, 12/01/35	32,378	36,315
Pool# A42305 5.50%, 01/01/36	80,305	90,070
Pool# A41548 7.00%, 01/01/36	52,385	60,490
Pool# G08111 5.50%, 02/01/36	603,875	677,307
Pool# A43861 5.50%, 03/01/36	164,167	184,130
Pool# A43884 5.50%, 03/01/36	679,005	766,348
Pool# A43885 5.50%, 03/01/36	503,067	567,778
Pool# A43886 5.50%, 03/01/36	835,983	943,518
Pool# A48378 5.50%, 03/01/36	467,379	527,499
Pool# G08116 5.50%, 03/01/36	104,290	116,972
Pool# A48735 5.50%, 05/01/36	48,849	54,729
Pool# A53039 6.50%, 10/01/36	146,933	166,496
Pool# A53219 6.50%, 10/01/36	43,259	48,990
Pool# G05254 5.00%, 01/01/37	401,623	443,590

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G04331 5.00%, 02/01/37	$346,615	$382,834
Pool# G05941 6.00%, 02/01/37	1,847,407	2,090,652
Pool# G03620 6.50%, 10/01/37	11,201	12,653
Pool# G03721 6.00%, 12/01/37	169,182	190,611
Pool# G03969 6.00%, 02/01/38	185,380	208,925
Pool# G04913 5.00%, 03/01/38	670,858	740,119
Pool# G05299 4.50%, 06/01/38	672,542	734,463
Pool# G04581 6.50%, 08/01/38	366,941	414,472
Pool# A81674 6.00%, 09/01/38	959,154	1,083,507
Pool# A85442 5.00%, 03/01/39	820,101	904,514
Pool# G05459 5.50%, 05/01/39	5,020,182	5,605,548
Pool# G05535 4.50%, 07/01/39	2,014,491	2,189,264
Pool# A89500 4.50%, 10/01/39	247,856	269,360
Pool# A91165 5.00%, 02/01/40	8,977,795	9,920,112
Pool# A96049 4.00%, 01/01/41	3,253,581	3,476,502
Pool# A96050 4.00%, 01/01/41	3,017,450	3,224,193
Pool# A97040 4.00%, 02/01/41	1,441,511	1,540,277
Pool# Q08977 4.00%, 06/01/42	367,518	392,240
Pool# Q11087 4.00%, 09/01/42	475,364	507,339
Pool# G07158 3.50%, 10/01/42	1,535,765	1,600,255
Pool# G07163 3.50%, 10/01/42	645,993	673,120
Pool# Q11532 3.50%, 10/01/42	469,933	489,667
Pool# Q12051 3.50%, 10/01/42	532,657	555,024
Pool# C09020 3.50%, 11/01/42	1,375,991	1,433,342
Pool# G07264 3.50%, 12/01/42	1,496,246	1,559,076
Pool# Q14292 3.50%, 01/01/43	253,705	264,280

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q14881 3.50%, 01/01/43	$309,640	$322,546
Pool# Q15774 3.00%, 02/01/43	2,753,843	2,788,373
Pool# Q15884 3.00%, 02/01/43	1,597,876	1,617,912
Pool# Q16470 3.00%, 03/01/43	2,633,241	2,670,374
Pool# V80002 2.50%, 04/01/43	907,967	887,254
Pool# G08528 3.00%, 04/01/43	11,534,252	11,678,881
Pool# Q16915 3.00%, 04/01/43	893,574	906,174
Pool# Q18523 3.50%, 05/01/43	2,945,640	3,067,493
Pool# G08534 3.00%, 06/01/43	3,592,875	3,636,804
Pool# Q18751 3.50%, 06/01/43	2,807,953	2,924,110
Pool# G07410 3.50%, 07/01/43	466,425	487,615
Pool# Q26869 4.00%, 06/01/44	2,439,701	2,613,339
Federal Home Loan Mortgage Corp. Gold Pool TBA 2.50%, 01/15/30	10,400,000	10,585,250
3.00%, 01/15/30	3,500,000	3,634,258
3.50%, 01/15/30	1,000,000	1,056,484
4.00%, 01/15/30	1,000,000	1,057,422
3.00%, 01/15/45	500,000	505,352
3.50%, 01/15/45	11,000,000	11,442,578
4.00%, 01/15/45	18,100,000	19,299,125
4.50%, 01/15/45	13,500,000	14,638,008
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.35%, 07/01/41 (a)	700,231	734,681
Pool# 2B0108 2.61%, 01/01/42 (a)	183,458	190,940
Pool# 2B1381 1.76%, 06/01/43 (a)	77,187	77,855
Federal National Mortgage Association Pool
Pool# 822023 5.50%, 07/01/20	2,066	2,239
Pool# 826869 5.50%, 08/01/20	168,983	182,816
Pool# 835228 5.50%, 08/01/20	4,332	4,687
Pool# 825811 5.50%, 09/01/20	3,966	4,278

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 839585 5.50%, 09/01/20	$16,479	$17,789
Pool# 811505 5.50%, 10/01/20	8,504	9,194
Pool# 838565 5.50%, 10/01/20	167,763	181,496
Pool# 840102 5.50%, 10/01/20	113,609	122,999
Pool# 841947 5.50%, 10/01/20	6,137	6,667
Pool# 843102 5.50%, 10/01/20	4,418	4,780
Pool# 839100 5.50%, 11/01/20	3,749	4,053
Pool# 830670 5.50%, 12/01/20	7,733	8,383
Pool# 788210 5.50%, 02/01/21	11,077	11,750
Pool# 867183 5.50%, 02/01/21	15,910	17,249
Pool# 811558 5.50%, 03/01/21	135,974	147,212
Pool# 870296 5.50%, 03/01/21	1,504	1,635
Pool# 878120 5.50%, 04/01/21	6,199	6,716
Pool# 811559 5.50%, 05/01/21	22,925	24,965
Pool# 879115 5.50%, 05/01/21	15,268	16,587
Pool# 885440 5.50%, 05/01/21	3,142	3,422
Pool# 845489 5.50%, 06/01/21	1,037	1,127
Pool# 880950 5.50%, 07/01/21	56,534	61,454
Pool# 870092 5.50%, 08/01/21	2,245	2,443
Pool# 896599 5.50%, 08/01/21	855	928
Pool# 903350 5.00%, 10/01/21	8,508	9,187
Pool# 894126 5.50%, 10/01/21	1,363	1,483
Pool# 902789 5.50%, 11/01/21	84,820	92,467
Pool# 901509 5.00%, 12/01/21	8,800	9,493
Pool# 906708 5.00%, 12/01/21	64,000	68,689
Pool# 928106 5.50%, 02/01/22	74,005	80,673

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 914385 5.50%, 03/01/22	$2,290	$2,498
Pool# 913323 5.50%, 04/01/22	3,758	4,098
Pool# 913331 5.50%, 05/01/22	7,919	8,639
Pool# 899438 5.50%, 06/01/22	55,165	60,198
Pool# AA2549 4.00%, 04/01/24	439,841	470,801
Pool# 934863 4.00%, 06/01/24	700,266	749,558
Pool# AC1374 4.00%, 08/01/24	465,689	498,905
Pool# AC1529 4.50%, 09/01/24	1,144,715	1,232,401
Pool# AD0244 4.50%, 10/01/24	164,850	177,581
Pool# AD4089 4.50%, 05/01/25	1,138,082	1,225,261
Pool# 890216 4.50%, 07/01/25	301,891	325,016
Pool# AB1609 4.00%, 10/01/25	630,275	675,428
Pool# AH1361 3.50%, 12/01/25	540,315	572,945
Pool# AH1518 3.50%, 12/01/25	342,394	362,590
Pool# AH5616 3.50%, 02/01/26	1,665,989	1,764,256
Pool# AL0298 4.00%, 05/01/26	1,247,959	1,341,653
Pool# AB4277 3.00%, 01/01/27	1,683,850	1,754,756
Pool# AP4746 3.00%, 08/01/27	465,135	484,867
Pool# AP4640 3.00%, 09/01/27	206,199	214,979
Pool# AP7855 3.00%, 09/01/27	2,064,409	2,151,985
Pool# AB6886 3.00%, 11/01/27	248,447	259,219
Pool# AB6887 3.00%, 11/01/27	495,274	516,285
Pool# AQ3758 3.00%, 11/01/27	242,121	252,393
Pool# AQ4532 3.00%, 11/01/27	285,495	297,606
Pool# AQ5096 3.00%, 11/01/27	645,712	673,104
Pool# AQ7406 3.00%, 11/01/27	195,954	204,267

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AQ2884 3.00%, 12/01/27	$206,970	$215,750
Pool# AS0487 2.50%, 09/01/28	898,148	917,374
Pool# 930998 4.50%, 04/01/29	179,065	195,321
Pool# AH1515 4.00%, 12/01/30	1,072,695	1,154,110
Pool# AD0716 6.50%, 12/01/30	3,340,146	3,858,519
Pool# AB2121 4.00%, 01/01/31	170,434	183,369
Pool# MA0641 4.00%, 02/01/31	894,530	962,424
Pool# 560868 7.50%, 02/01/31	830	996
Pool# 607212 7.50%, 10/01/31	18,799	22,360
Pool# MA0895 3.50%, 11/01/31	936,344	988,758
Pool# 607632 6.50%, 11/01/31	150	175
Pool# MA1029 3.50%, 04/01/32	668,135	705,535
Pool# 545556 7.00%, 04/01/32	10,732	12,515
Pool# AO2565 3.50%, 05/01/32	265,559	280,424
Pool# 545605 7.00%, 05/01/32	14,402	16,794
Pool# AO5103 3.50%, 06/01/32	533,060	562,899
Pool# MA1107 3.50%, 07/01/32	90,054	95,095
Pool# 651361 7.00%, 07/01/32	10,439	12,192
Pool# AP1990 3.50%, 08/01/32	331,665	348,883
Pool# AP1997 3.50%, 08/01/32	139,485	147,292
Pool# AO7202 3.50%, 09/01/32	665,526	702,779
Pool# MA1166 3.50%, 09/01/32	525,758	555,188
Pool# 661664 7.50%, 09/01/32	19,043	22,795
Pool# AP3673 3.50%, 10/01/32	491,467	518,977
Pool# AB6962 3.50%, 11/01/32	726,619	767,293
Pool# AQ3343 3.50%, 11/01/32	442,449	467,216

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 555346 5.50%, 04/01/33	$137,927	$155,492
Pool# 713560 5.50%, 04/01/33	14,798	16,624
Pool# 694846 6.50%, 04/01/33	17,360	20,177
Pool# 701261 7.00%, 04/01/33	1,481	1,723
Pool# AB9300 3.00%, 05/01/33	243,705	251,063
Pool# AB9402 3.00%, 05/01/33	641,450	660,819
Pool# AB9403 3.00%, 05/01/33	282,086	289,545
Pool# 555421 5.00%, 05/01/33	3,727,124	4,124,080
Pool# 555684 5.50%, 07/01/33	33,279	37,412
Pool# 720087 5.50%, 07/01/33	575,106	646,907
Pool# 728721 5.50%, 07/01/33	95,030	106,878
Pool# MA1527 3.00%, 08/01/33	2,712,727	2,794,638
Pool# 743235 5.50%, 10/01/33	65,729	74,291
Pool# 750229 6.50%, 10/01/33	49,395	56,843
Pool# 755872 5.50%, 12/01/33	627,444	706,047
Pool# 725221 5.50%, 01/01/34	15,914	17,907
Pool# 725223 5.50%, 03/01/34	1,681	1,891
Pool# 725228 6.00%, 03/01/34	1,429,767	1,637,235
Pool# 725425 5.50%, 04/01/34	956,272	1,076,069
Pool# 725423 5.50%, 05/01/34	87,136	98,052
Pool# 725594 5.50%, 07/01/34	377,060	424,295
Pool# 788027 6.50%, 09/01/34	76,888	88,291
Pool# 807310 7.00%, 11/01/34	8,392	9,757
Pool# 735141 5.50%, 01/01/35	1,199,236	1,349,470
Pool# 889852 5.50%, 05/01/35	32,829	36,942
Pool# 256023 6.00%, 12/01/35	1,071,209	1,214,014

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 745418 5.50%, 04/01/36	$207,911	$233,242
Pool# 745516 5.50%, 05/01/36	116,741	130,965
Pool# 889745 5.50%, 06/01/36	17,649	19,860
Pool# 888635 5.50%, 09/01/36	413,056	464,801
Pool# 995065 5.50%, 09/01/36	685,464	770,145
Pool# 995024 5.50%, 08/01/37	258,929	291,042
Pool# 925172 7.00%, 08/01/37	20,317	23,351
Pool# 995050 6.00%, 09/01/37	2,579,954	2,925,307
Pool# 955194 7.00%, 11/01/37	263,523	302,707
Pool# 928940 7.00%, 12/01/37	116,685	133,989
Pool# 990810 7.00%, 10/01/38	187,740	214,011
Pool# AC9895 3.25%, 04/01/40 (a)	1,568,644	1,676,672
Pool# AC9890 3.32%, 04/01/40 (a)	3,225,160	3,367,873
Pool# AD8536 5.00%, 08/01/40	977,368	1,080,679
Pool# AB1735 3.50%, 11/01/40	32,252	33,755
Pool# AE9747 4.50%, 12/01/40	2,297,609	2,497,932
Pool# 932888 3.50%, 01/01/41	454,549	477,081
Pool# 932891 3.50%, 01/01/41	76,546	80,209
Pool# AB2067 3.50%, 01/01/41	789,288	826,316
Pool# AB2068 3.50%, 01/01/41	445,377	466,132
Pool# AL0390 5.00%, 05/01/41	1,936,610	2,141,316
Pool# AJ1249 3.31%, 09/01/41 (a)	966,502	1,017,059
Pool# AI9851 4.50%, 09/01/41	129,367	140,586
Pool# AL0761 5.00%, 09/01/41	512,601	566,944
Pool# AJ5431 4.50%, 10/01/41	231,303	251,795
Pool# AJ4861 4.00%, 12/01/41	459,259	490,958

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AK0714 2.43%, 02/01/42 (a)	$254,969	$264,901
Pool# AB5185 3.50%, 05/01/42	1,102,427	1,151,735
Pool# AO3575 4.50%, 05/01/42	81,498	88,693
Pool# AO4647 3.50%, 06/01/42	1,983,135	2,071,834
Pool# AO8036 4.50%, 07/01/42	2,145,789	2,332,540
Pool# AB6017 3.50%, 08/01/42	2,179,870	2,276,687
Pool# AP2092 4.50%, 08/01/42	96,585	104,991
Pool# AP6579 3.50%, 09/01/42	1,826,980	1,908,123
Pool# AB6524 3.50%, 10/01/42	3,268,187	3,413,340
Pool# AB7074 3.00%, 11/01/42	1,724,876	1,749,739
Pool# AB6786 3.50%, 11/01/42	449,950	469,934
Pool# AL2677 3.50%, 11/01/42	1,707,656	1,783,500
Pool# AQ2432 3.00%, 12/01/42	921,254	933,813
Pool# AR4210 3.50%, 01/01/43	440,845	460,425
Pool# AT4982 1.92%, 04/01/43 (a)	134,459	136,790
Pool# AB9188 3.00%, 04/01/43	388,244	393,416
Pool# AR8213 3.50%, 04/01/43	467,116	487,716
Pool# AB9236 3.00%, 05/01/43	460,703	468,279
Pool# AB9237 3.00%, 05/01/43	1,482,322	1,506,236
Pool# AB9238 3.00%, 05/01/43	1,971,401	2,000,741
Pool# AT4137 3.00%, 05/01/43	737,517	747,341
Pool# AB9362 3.50%, 05/01/43	2,430,604	2,538,557
Pool# AT4250 2.07%, 06/01/43 (a)	246,948	249,319
Pool# AT4145 3.00%, 06/01/43	561,105	569,455
Pool# AT5897 3.00%, 06/01/43	482,348	488,773
Pool# AT9057 3.00%, 06/01/43	755,672	765,738

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB9814 3.00%, 07/01/43	$1,940,298	$1,969,175
Pool# AR7426 3.00%, 07/01/43	869,916	881,504
Pool# AT6871 3.00%, 07/01/43	273,040	276,720
Pool# AU1628 3.00%, 07/01/43	6,167,886	6,250,044
Pool# AS0203 3.00%, 08/01/43	1,308,697	1,328,174
Pool# AU4934 3.00%, 08/01/43	1,068,683	1,082,918
Pool# AS0516 3.00%, 09/01/43	3,883,179	3,934,904
Pool# AL4471 4.00%, 09/01/43	1,118,999	1,203,930
Pool# AS3161 4.00%, 08/01/44	4,327,673	4,622,327
Federal National Mortgage Association Pool TBA
2.50%, 01/25/30	17,700,000	18,034,640
3.00%, 01/25/30	11,067,663	11,506,911
3.50%, 01/25/30	3,600,000	3,804,469
4.00%, 01/25/30	2,500,000	2,649,609
4.50%, 01/25/30	500,000	525,313
5.00%, 01/25/30	500,000	526,875
2.50%, 01/25/45	1,500,000	1,468,652
3.00%, 01/25/45	10,150,000	10,272,910
3.50%, 01/25/45	30,100,000	31,393,361
4.00%, 01/25/45	45,200,000	48,258,060
4.50%, 01/25/45	21,400,000	23,237,391
5.00%, 01/25/45	500,000	552,422
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	551	625
Pool# 376510 7.00%, 05/15/24	2,507	2,851
Pool# 457801 7.00%, 08/15/28	5,719	6,676
Pool# 486936 6.50%, 02/15/29	2,732	3,161
Pool# 502969 6.00%, 03/15/29	8,160	9,260
Pool# 487053 7.00%, 03/15/29	3,776	4,403
Pool# 781014 6.00%, 04/15/29	7,347	8,375
Pool# 509099 7.00%, 06/15/29	4,093	4,809
Pool# 470643 7.00%, 07/15/29	16,131	18,936

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 434505 7.50%, 08/15/29	$184	$217
Pool# 416538 7.00%, 10/15/29	345	393
Pool# 524269 8.00%, 11/15/29	8,560	10,239
Pool# 781124 7.00%, 12/15/29	18,260	21,357
Pool# 507396 7.50%, 09/15/30	88,442	105,632
Pool# 531352 7.50%, 09/15/30	4,958	5,925
Pool# 536334 7.50%, 10/15/30	223	267
Pool# 540659 7.00%, 01/15/31	1,019	1,198
Pool# 486019 7.50%, 01/15/31	2,246	2,691
Pool# 535388 7.50%, 01/15/31	2,340	2,803
Pool# 537406 7.50%, 02/15/31	519	609
Pool# 528589 6.50%, 03/15/31	41,412	48,413
Pool# 508473 7.50%, 04/15/31	10,586	12,534
Pool# 544470 8.00%, 04/15/31	3,650	4,399
Pool# 781287 7.00%, 05/15/31	8,914	10,464
Pool# 549742 7.00%, 07/15/31	5,467	6,383
Pool# 781319 7.00%, 07/15/31	2,806	3,290
Pool# 485879 7.00%, 08/15/31	12,861	15,119
Pool# 572554 6.50%, 09/15/31	139,926	162,676
Pool# 555125 7.00%, 09/15/31	907	1,064
Pool# 781328 7.00%, 09/15/31	8,852	10,391
Pool# 550991 6.50%, 10/15/31	1,650	1,918
Pool# 571267 7.00%, 10/15/31	1,382	1,626
Pool# 574837 7.50%, 11/15/31	2,818	3,372
Pool# 555171 6.50%, 12/15/31	1,578	1,841
Pool# 781380 7.50%, 12/15/31	2,622	3,127

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781481 7.50%, 01/15/32	$13,540	$16,123
Pool# 580972 6.50%, 02/15/32	474	553
Pool# 781401 7.50%, 02/15/32	7,344	8,776
Pool# 781916 6.50%, 03/15/32	149,176	172,593
Pool# 552474 7.00%, 03/15/32	9,044	10,643
Pool# 781478 7.50%, 03/15/32	5,008	5,970
Pool# 781429 8.00%, 03/15/32	8,431	10,185
Pool# 781431 7.00%, 04/15/32	32,031	37,583
Pool# 568715 7.00%, 05/15/32	49,522	58,399
Pool# 552616 7.00%, 06/15/32	49,501	58,208
Pool# 570022 7.00%, 07/15/32	38,372	45,023
Pool# 583645 8.00%, 07/15/32	6,837	8,327
Pool# 595077 6.00%, 10/15/32	15,295	17,514
Pool# 596657 7.00%, 10/15/32	5,562	6,494
Pool# 552903 6.50%, 11/15/32	241,732	280,646
Pool# 552952 6.00%, 12/15/32	18,417	21,077
Pool# 588192 6.00%, 02/15/33	11,163	12,814
Pool# 602102 6.00%, 02/15/33	18,415	21,193
Pool# 553144 5.50%, 04/15/33	66,171	74,663
Pool# 604243 6.00%, 04/15/33	32,637	37,410
Pool# 611526 6.00%, 05/15/33	10,505	12,078
Pool# 553320 6.00%, 06/15/33	54,789	62,776
Pool# 572733 6.00%, 07/15/33	10,477	12,023
Pool# 573916 6.00%, 11/15/33	41,105	47,220
Pool# 604788 6.50%, 11/15/33	148,020	172,219
Pool# 604875 6.00%, 12/15/33	68,321	78,403

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781688 6.00%, 12/15/33	$83,525	$96,196
Pool# 781690 6.00%, 12/15/33	33,490	38,560
Pool# 781699 7.00%, 12/15/33	13,970	16,399
Pool# 621856 6.00%, 01/15/34	40,274	46,284
Pool# 564799 6.00%, 03/15/34	148,357	170,713
Pool# 630038 6.50%, 08/15/34	102,369	118,983
Pool# 781804 6.00%, 09/15/34	98,808	113,601
Pool# 781847 6.00%, 12/15/34	83,728	96,304
Pool# 486921 5.50%, 02/15/35	29,540	33,458
Pool# 781902 6.00%, 02/15/35	75,253	86,306
Pool# 781933 6.00%, 06/15/35	11,900	13,645
Pool# 649510 5.50%, 10/15/35	606,812	685,010
Pool# 649513 5.50%, 10/15/35	871,024	983,271
Pool# 652207 5.50%, 03/15/36	335,565	378,284
Pool# 652539 5.00%, 05/15/36	41,041	45,403
Pool# 655519 5.00%, 05/15/36	57,839	63,987
Pool# 606308 5.50%, 05/15/36	76,250	85,956
Pool# 606314 5.50%, 05/15/36	31,416	35,425
Pool# 657912 6.50%, 08/15/36	10,307	11,814
Pool# 697957 4.50%, 03/15/39	3,731,312	4,078,791
Pool# 704630 5.50%, 07/15/39	138,481	156,521
Pool# 710724 4.50%, 08/15/39	1,557,815	1,713,353
Pool# 722292 5.00%, 09/15/39	3,259,052	3,587,634
Pool# 782803 6.00%, 11/15/39	1,458,773	1,624,411
Pool# 733312 4.00%, 09/15/40	172,381	186,757
Pool# 742235 4.00%, 12/15/40	545,616	588,221

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 690662 4.00%, 01/15/41	$123,861	$134,113
Pool# 719486 4.00%, 01/15/41	88,635	95,971
Pool# 742244 4.00%, 01/15/41	414,026	448,297
Pool# 753826 4.00%, 01/15/41	134,122	144,972
Pool# 755958 4.00%, 01/15/41	434,358	470,311
Pool# 755959 4.00%, 01/15/41	313,169	339,874
Pool# 759075 4.00%, 01/15/41	347,331	376,949
Pool# 757555 4.00%, 02/15/41	57,816	62,746
Pool# 757557 4.00%, 02/15/41	90,464	97,951
Pool# 759207 4.00%, 02/15/41	652,860	708,532
Pool# 738107 4.00%, 03/15/41	1,214,556	1,310,534
Pool# 778869 4.00%, 02/15/42	662,751	715,590
Pool# AD2254 3.50%, 03/15/43	246,699	259,853
Pool# AD8789 3.50%, 03/15/43	1,322,677	1,393,203
Pool# AA6403 3.00%, 05/15/43	2,065,179	2,117,696
Pool# AD2411 3.50%, 05/15/43	1,112,213	1,171,516
Government National Mortgage Association I Pool TBA 3.00%, 01/15/45	1,850,000	1,892,348
3.50%, 01/15/45	2,100,000	2,205,492
4.50%, 01/15/45	3,000,000	3,278,203
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	1,340,036	1,496,130
Pool# G24245 6.00%, 09/20/38	601,812	675,965
Pool# G24559 5.00%, 10/20/39	1,646,265	1,833,656
Pool# G24715 5.00%, 06/20/40	377,979	421,004
Pool# G24747 5.00%, 07/20/40	4,698,105	5,232,881
Pool# G24771 4.50%, 08/20/40	4,154,218	4,567,692

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24802 5.00%, 09/20/40	$2,672,537	$2,976,747
Pool# G24834 4.50%, 10/20/40	894,640	983,685
Pool# 737727 4.00%, 12/20/40	3,397,144	3,676,878
Pool# 737730 4.00%, 12/20/40	955,068	1,033,712
Pool# G24923 4.50%, 01/20/41	1,354,863	1,488,020
Pool# G24978 4.50%, 03/20/41	214,609	235,701
Pool# G25017 4.50%, 04/20/41	2,527,398	2,765,032
Pool# G25056 5.00%, 05/20/41	736,383	817,443
Pool# G25082 4.50%, 06/20/41	892,088	975,965
Pool# G25175 4.50%, 09/20/41	915,616	1,001,419
Pool# G2675523 3.50%, 03/20/42	771,299	811,159
Pool# G25332 4.00%, 03/20/42	929,381	997,197
Pool# G2MA0392 3.50%, 09/20/42	3,843,295	4,040,715
Pool# G2MA0534 3.50%, 11/20/42	5,670,876	5,962,173
Pool# G2MA0852 3.50%, 03/20/43	3,024,107	3,179,447
Pool# G2MA0934 3.50%, 04/20/43	2,847,291	2,993,548
Pool# G2AF1001 3.50%, 06/20/43	1,470,324	1,547,229
Government National Mortgage Association II Pool TBA 3.00%, 01/15/45	20,000,000	20,451,562
3.50%, 01/15/45	14,400,000	15,121,125
4.00%, 01/15/45	15,700,000	16,829,664
4.50%, 01/15/45	2,000,000	2,185,781

Total U.S. Government Mortgage Backed Agencies (cost $560,534,504)		571,324,761

U.S. Government Sponsored & Agency Obligations 2.8%
Federal Farm Credit Bank 4.88%, 01/17/17	695,000	752,941
Federal Home Loan Banks 4.88%, 05/17/17	1,125,000	1,227,936
5.25%, 06/05/17	3,000,000	3,306,693
5.50%, 07/15/36	1,500,000	2,050,049

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. 0.88%, 03/07/18	$4,000,000	$3,954,437
3.75%, 03/27/19	1,870,000	2,031,076
1.38%, 05/01/20	3,500,000	3,414,456
2.38%, 01/13/22 (b)	5,000,000	5,065,549
6.75%, 09/15/29	557,000	818,367
6.25%, 07/15/32	1,245,000	1,826,329
Federal National Mortgage Association 0.38%, 07/05/16 (b)	10,000,000	9,972,326
5.38%, 06/12/17	1,995,000	2,204,744
0.88%, 12/20/17	6,000,000	5,947,119
0.88%, 05/21/18	7,310,000	7,195,727
1.75%, 06/20/19	500,000	502,497
6.25%, 05/15/29	500,000	696,647
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	22,477
Tennessee Valley Authority 6.25%, 12/15/17	50,000	57,403
4.50%, 04/01/18	4,635,000	5,109,597
4.88%, 01/15/48	500,000	610,872

Total U.S. Government Sponsored & Agency Obligations (cost $54,513,526)		56,767,242

U.S. Treasury Bonds 5.9%
U.S. Treasury Bonds 8.75%, 05/15/17	124,000	146,979
8.13%, 08/15/19	1,900,000	2,454,859
8.50%, 02/15/20	2,138,000	2,856,568
8.00%, 11/15/21	2,210,000	3,073,281
6.25%, 08/15/23	6,000,000	7,987,500
6.88%, 08/15/25	1,613,000	2,329,777
6.13%, 11/15/27	5,000,000	7,114,844
5.25%, 02/15/29 (b)	1,200,000	1,614,000
4.50%, 02/15/36	1,000,000	1,335,000
5.00%, 05/15/37	305,000	435,483
4.25%, 05/15/39	1,500,000	1,929,844
4.50%, 08/15/39	1,480,000	1,973,719
4.38%, 11/15/39	300,000	393,469
4.63%, 02/15/40	5,000,000	6,796,094
4.38%, 05/15/40	2,600,000	3,420,625
3.88%, 08/15/40	1,000,000	1,221,719
4.25%, 11/15/40 (b)	3,400,000	4,404,594
4.75%, 02/15/41	7,400,000	10,347,281
4.38%, 05/15/41	1,500,000	1,990,781
3.75%, 08/15/41	8,000,000	9,650,000
3.13%, 11/15/41	7,100,000	7,669,109
3.13%, 02/15/42	2,000,000	2,154,375
2.75%, 08/15/42	5,500,000	5,501,719
2.75%, 11/15/42	1,500,000	1,499,297
3.13%, 02/15/43 (b)	4,750,000	5,103,281

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
2.88%, 05/15/43	$2,000,000	$2,046,875
3.63%, 08/15/43	2,000,000	2,353,438
3.75%, 11/15/43	5,000,000	6,014,062
3.63%, 02/15/44	2,500,000	2,944,140
3.38%, 05/15/44	500,000	563,359
3.13%, 08/15/44 (b)	4,500,000	4,843,828
3.00%, 11/15/44	4,500,000	4,729,219

Total U.S. Treasury Bonds (cost $102,652,927)		116,899,119

U.S. Treasury Notes 29.7%
U.S. Treasury Notes
2.00%, 01/31/16 (b)	10,000,000	10,178,125
2.13%, 02/29/16 (b)	20,500,000	20,916,406
2.38%, 03/31/16	2,000,000	2,048,750
2.00%, 04/30/16	9,000,000	9,184,219
1.75%, 05/31/16	2,000,000	2,035,938
3.25%, 06/30/16	6,135,000	6,384,234
0.50%, 08/31/16 (b)	9,500,000	9,492,579
1.00%, 08/31/16 (b)	27,000,000	27,194,063
3.00%, 08/31/16 (b)	14,000,000	14,564,375
0.50%, 09/30/16 (b)	14,000,000	13,980,313
1.00%, 09/30/16 (b)	4,000,000	4,028,750
3.00%, 09/30/16	2,460,000	2,562,628
0.63%, 11/15/16 (b)	15,000,000	14,997,657
0.88%, 11/30/16	7,000,000	7,029,532
0.88%, 12/31/16	7,500,000	7,526,954
3.25%, 12/31/16 (b)	12,650,000	13,282,500
0.88%, 01/31/17	4,000,000	4,011,250
4.63%, 02/15/17 (b)	6,365,000	6,884,145
0.88%, 02/28/17	5,000,000	5,010,938
3.00%, 02/28/17	2,475,000	2,593,336
1.00%, 03/31/17 (b)	5,000,000	5,021,094
0.88%, 04/30/17	2,000,000	2,001,875
4.50%, 05/15/17 (b)	21,275,000	23,090,023
0.75%, 06/30/17	5,000,000	4,979,688
2.50%, 06/30/17	5,530,000	5,745,151
0.88%, 07/15/17 (b)	10,000,000	9,985,938
0.50%, 07/31/17	8,000,000	7,907,500
0.88%, 08/15/17	12,000,000	11,966,250
1.88%, 08/31/17	5,000,000	5,114,062
1.00%, 09/15/17 (b)	3,000,000	3,000,937
0.75%, 10/31/17 (b)	12,000,000	11,898,750
4.25%, 11/15/17	3,710,000	4,042,741
0.63%, 11/30/17	5,000,000	4,933,594
2.25%, 11/30/17	4,400,000	4,547,813
1.00%, 12/15/17	15,000,000	14,967,187
2.75%, 12/31/17	3,000,000	3,143,437
0.88%, 01/31/18 (b)	7,000,000	6,940,938
0.75%, 02/28/18 (b)	2,500,000	2,464,844
0.75%, 03/31/18	8,600,000	8,465,625

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.38%, 05/31/18	$8,000,000	$8,290,000
1.38%, 09/30/18	13,000,000	12,983,750
1.25%, 10/31/18 (b)	2,000,000	1,986,875
1.25%, 11/30/18	5,000,000	4,962,500
1.50%, 12/31/18	4,225,000	4,230,941
1.38%, 02/28/19 (b)	4,000,000	3,976,250
1.63%, 03/31/19	7,000,000	7,028,437
3.13%, 05/15/19	5,000,000	5,330,469
1.13%, 05/31/19	2,000,000	1,964,375
1.50%, 05/31/19	500,000	498,750
1.00%, 06/30/19	4,500,000	4,390,313
3.63%, 08/15/19 (b)	11,000,000	11,996,875
1.00%, 08/31/19	9,000,000	8,753,906
1.63%, 08/31/19	4,000,000	4,003,125
1.75%, 09/30/19	8,000,000	8,045,000
1.50%, 10/31/19 (b)	4,500,000	4,471,172
3.38%, 11/15/19	5,360,000	5,807,225
1.50%, 11/30/19 (b)	6,000,000	5,960,625
1.63%, 12/31/19	2,000,000	1,997,188
3.63%, 02/15/20 (b)	7,480,000	8,201,118
1.25%, 02/29/20 (b)	9,700,000	9,493,875
1.13%, 03/31/20 (b)	5,000,000	4,856,250
3.50%, 05/15/20 (b)	19,400,000	21,158,125
1.38%, 05/31/20	3,500,000	3,433,281
1.88%, 06/30/20 (b)	3,000,000	3,019,688
2.00%, 07/31/20	7,000,000	7,083,125
2.13%, 08/31/20	5,000,000	5,085,938
1.75%, 10/31/20	6,000,000	5,971,875
2.00%, 11/30/20	3,000,000	3,025,312
2.38%, 12/31/20	1,000,000	1,029,375
2.00%, 02/28/21	1,000,000	1,006,562
3.13%, 05/15/21	1,000,000	1,072,813
2.13%, 06/30/21	5,000,000	5,059,375
2.25%, 07/31/21	3,000,000	3,058,125
2.13%, 08/15/21	1,500,000	1,517,344
2.13%, 09/30/21	9,000,000	9,098,437
2.00%, 11/15/21 (b)	6,000,000	6,018,750
1.88%, 11/30/21 (b)	9,000,000	8,947,969
1.75%, 05/15/22	4,000,000	3,931,250
1.63%, 11/15/22 (b)	6,800,000	6,592,812
2.00%, 02/15/23	4,000,000	3,981,250
1.75%, 05/15/23 (b)	8,000,000	7,782,500
2.75%, 11/15/23 (b)	5,000,000	5,260,156
2.75%, 02/15/24	2,500,000	2,628,906
2.50%, 05/15/24	7,000,000	7,205,625
2.38%, 08/15/24	6,700,000	6,819,344
2.25%, 11/15/24 (b)	8,000,000	8,053,750

Total U.S. Treasury Notes (cost $584,260,884)		591,194,845

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Yankee Dollars 0.4%

	Principal Amount	Market Value

Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	$147,000	$158,250
Chemicals 0.1%
Agrium, Inc. 3.15%, 10/01/22	50,000	48,603
6.13%, 01/15/41	150,000	175,171
5.25%, 01/15/45	350,000	382,609
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	155,018

		761,401

Electric Utilities 0.0%†
Hydro Quebec, 8.40%, 01/15/22	220,000	293,491

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	74,000	76,169

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	500,000	543,452
TransCanada PipeLines Ltd., 5.85%, 03/15/36	750,000	859,532

		1,402,984

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	80,000	99,847
Teck Resources Ltd., 3.85%, 08/15/17	100,000	102,354
Xstrata Canada Corp., 6.20%, 06/15/35	77,000	82,591

		284,792

Oil, Gas & Consumable Fuels 0.2%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	365,000	394,270
Encana Corp., 6.50%, 08/15/34	350,000	380,657
Nexen, Inc. 5.88%, 03/10/35	133,000	157,096
6.40%, 05/15/37	350,000	439,737
Petro-Canada, 5.95%, 05/15/35	271,000	314,721
Statoil ASA, 6.80%, 01/15/28	350,000	471,902
Suncor Energy, Inc., 6.50%, 06/15/38	500,000	614,867
Talisman Energy, Inc., 7.25%, 10/15/27	133,000	151,200

		2,924,450

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail 0.0%†
Canadian National Railway Co. 6.90%, 07/15/28	$242,000	$327,731
6.20%, 06/01/36	236,000	314,328

		642,059

Supranational 0.0%†
Inter-American Development Bank, 6.80%, 10/15/25	413,000	557,867

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	108,705

Total Yankee Dollars (cost $6,323,152)		7,210,168

Mutual Fund 7.8%

	Shares

Money Market Fund 7.8%
Fidelity Institutional Money Market Fund - Institutional Class, 0.11% (f)	154,853,269	154,853,269

Total Mutual Fund (cost $154,853,269)		154,853,269

Repurchase Agreements 0.8%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $8,370,397, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $8,537,800. (g)(h)	$8,370,360	8,370,360
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $8,000,036, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $8,160,000. (g)(h)	8,000,000	8,000,000

Total Repurchase Agreements (cost $16,370,360)		16,370,360

Statement of Investments (Continued)

December 31, 2014

NVIT Bond Index Fund (Continued)

Market Value

Total Investments (cost $2,067,894,388) (i) — 107.3%	$2,134,056,531

Liabilities in excess of other assets — (7.3)%	(144,925,269)

NET ASSETS — 100.0%	$1,989,131,262

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $312,553,274, which was collateralized by a repurchase agreement with a value of $16,370,360 and $303,861,083 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 41.81% and maturity dates ranging from 01/08/15 - 12/20/64 a total value of $320,231,443.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2014.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $3,237,939 which represents 0.16% of net assets.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of December 31, 2014.

(g)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $16,370,360.
(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AGM	Assured Guaranty Municipal Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificates of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2014

NVIT Bond Index Fund
Assets:
Investments in affiliates, at value (cost $61,447)	$109,725
Investments in non-affiliates, at value * (cost $2,051,462,581)	2,117,576,446
Repurchase agreements, at value (cost $16,370,360)	16,370,360

Total Investments, at value (total cost $2,067,894,388)	2,134,056,531

Cash	149,999,998
Interest and dividends receivable	10,992,308
Security lending income receivable	22,699
Receivable for investments sold	14,815,434
Receivable for capital shares issued	468,807
Prepaid expenses	3,882

Total Assets	2,310,359,659

Liabilities:
Payable for investments purchased	302,731,059
Payable for capital shares redeemed	1,697,673
Payable upon return of securities loaned (Note 2)	16,370,360
Accrued expenses and other payables:
Investment advisory fees	310,227
Fund administration fees	47,727
Administrative servicing fees	6,640
Accounting and transfer agent fees	7,513
Custodian fees	5,678
Compliance program costs (Note 3)	1,560
Professional fees	41,332
Printing fees	6,656
Other	1,972

Total Liabilities	321,228,397

Net Assets	$1,989,131,262

Represented by:
Capital	$1,893,761,881
Accumulated undistributed net investment income	2,965,452
Accumulated net realized gains from affiliated and non-affiliated investments	26,241,786
Net unrealized appreciation/(depreciation) from investments in affiliates	48,278
Net unrealized appreciation/(depreciation) from investments in non-affiliates	66,113,865

Net Assets	$1,989,131,262

*	Includes value of securities on loan of $312,553,274 (Note 2)

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Bond Index Fund

Net Assets:
Class I Shares	$58,120,434
Class Y Shares	1,931,010,828

Total	$1,989,131,262

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,438,201
Class Y Shares	180,585,879

Total	186,024,080

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.69
Class Y Shares	$10.69

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2014

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$49,065,164
Income from securities lending (Note 2)	540,268
Dividend income from non-affiliates	155,979
Interest income from affiliates	7,088

Total Income	49,768,499

EXPENSES:
Investment advisory fees	3,757,337
Fund administration fees	584,779
Administrative servicing fees Class I Shares (a)	18,901
Professional fees	120,852
Printing fees	6,633
Trustee fees	57,668
Custodian fees	74,257
Accounting and transfer agent fees	34,495
Compliance program costs (Note 3)	6,404
Other	46,735

Total expenses before earnings credit	4,708,061

Earnings credit (Note 5)	(155)

Net Expenses	4,707,906

NET INVESTMENT INCOME	45,060,593

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	33,714,876

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,418
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	40,370,534

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	40,376,952

Net realized/unrealized gains from affiliated and non-affiliated investments	74,091,828

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$119,152,421

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$45,060,593		$47,021,838
Net realized gains from non-affiliated investments	33,714,876		1,459,839
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	40,376,952		(101,034,360)

Change in net assets resulting from operations	119,152,421		(52,552,683)

Distributions to Shareholders From:
Net investment income:
Class I	(1,294,667	)(a)	—
Class Y	(46,869,044)		(52,542,817)
Net realized gains:
Class Y	—		(6,575,513)

Change in net assets from shareholder distributions	(48,163,711)		(59,118,330)

Change in net assets from capital transactions	(321,616,683)		361,950,950

Change in net assets	(250,627,973)		250,279,937

Net Assets:
Beginning of year	2,239,759,235		1,989,479,298

End of year	$1,989,131,262		$2,239,759,235

Accumulated undistributed net investment income at end of year	$2,965,452		$3,778,678

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$57,602,491	(a)	$—
Dividends reinvested	1,294,667	(a)	—
Cost of shares redeemed	(130,410	)(a)	—

Total Class I Shares	58,766,748	(a)	—

Class Y Shares
Proceeds from shares issued	181,879,981		359,990,209
Dividends reinvested	46,869,044		59,118,330
Cost of shares redeemed	(609,132,456)		(57,157,589)

Total Class Y Shares	(380,383,431)		361,950,950

Change in net assets from capital transactions	$(321,616,683)		$361,950,950

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

Statements of Changes in Net Assets (Continued)

	NVIT Bond Index Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013

SHARE TRANSACTIONS:
Class I Shares
Issued	5,328,749	(a)	—
Reinvested	121,451	(a)	—
Redeemed	(11,999	)(a)	—

Total Class I Shares	5,438,201	(a)	—

Class Y Shares
Issued	17,014,735		33,383,281
Reinvested	4,390,292		5,673,460
Redeemed	(57,231,855)		(5,319,578)

Total Class Y Shares	(35,826,828)		33,737,163

Total change in shares	(30,388,627)		33,737,163

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%		$58,120,434	0.37%	2.01%	0.37%	288.75%
Class Y Shares
Year Ended December 31, 2014 (e)	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%		$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013 (e)	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%	)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%
Year Ended December 31, 2012 (e)	$10.85	0.28	0.16	0.44	(0.31)	(0.09)	(0.40)	$10.89	4.03%		$1,989,479,298	0.24%	2.51%	0.24%	150.75%
Year Ended December 31, 2011 (e)	$10.42	0.33	0.45	0.78	(0.35)	–	(0.35)	$10.85	7.56%		$1,880,522,954	0.24%	3.07%	0.27%	111.32%
Year Ended December 31, 2010 (e)	$10.21	0.35	0.28	0.63	(0.36)	(0.06)	(0.42)	$10.42	6.31%		$1,632,581,794	0.26%	3.32%	0.28%	207.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$5,466,653	$—	$5,466,653
Commercial Mortgage Backed Securities	—	40,147,571	—	40,147,571
Corporate Bonds	—	490,719,309	—	490,719,309
Municipal Bonds	—	19,761,435	—	19,761,435
Mutual Fund	154,853,269	—	—	154,853,269
Repurchase Agreements	—	16,370,360	—	16,370,360
Sovereign Bonds	—	63,341,799	—	63,341,799
U.S. Government Mortgage Backed Agencies	—	571,324,761	—	571,324,761
U.S. Government Sponsored & Agency Obligations	—	56,767,242	—	56,767,242
U.S. Treasury Bonds	—	116,899,119	—	116,899,119
U.S. Treasury Notes	—	591,194,845	—	591,194,845
Yankee Dollars	—	7,210,168	—	7,210,168
Total	$154,853,269	$1,979,203,262	$—	$2,134,056,531
Amounts	designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense,

Notes to Financial Statements (Continued)

December 31, 2014

or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$8,370,360	$—	$8,370,360	$(8,370,360)	$—
Goldman Sachs & Co.	8,000,000	—	8,000,000	(8,000,000)	—
Total	$16,370,360	$—	$16,370,360	$(16,370,360)	$—

Amounts designated as — are zero or have been rounded to zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated and non-affiliated investments
$—	$2,289,892	$(2,289,892)

Amount designated as “—“ is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

Notes to Financial Statements (Continued)

December 31, 2014

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $584,779 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $6,404.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the period from May 1, 2014 (commencement of operations) through December 31, 2014, NFS earned $18,901 in administrative services fees from the Fund.

For the period from May 1, 2014 (commencement of operations) through December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I.

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of affiliated issuer during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2014
Nationwide Financial Services, Inc.	$103,294	$—	$—	$7,088	$—	$109,725

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

Notes to Financial Statements (Continued)

December 31, 2014

require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $5,778,968,809 and sales of $6,101,507,938 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $292,554,444 and sales of $405,293,438 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust, along with certain funds in Nationwide Mutual Funds, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

Notes to Financial Statements (Continued)

December 31, 2014

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,163,711	$—	$48,163,711	$—	$48,163,711

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,174,941	$3,943,389	$59,118,330	$—	$59,118,330

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$13,719,939	$15,763,540	$29,483,479	$—	$65,885,902	$95,369,381

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,068,170,629	$72,574,970	$(6,689,068)	$65,885,902

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $4,172,249, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

Annual Report

December 31, 2014

NVIT CardinalSM Aggressive Fund

AR-CD-AG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Aggressive Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Aggressive Fund (Class II) returned 4.50% versus 6.49% for its composite benchmark*, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 52 funds as of December 31, 2014) was 5.29% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

*The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 65% Russell 3000® Index, 30% MSCI EAFE® Index and 5% Barclays U.S. Aggregate Bond Index, returned 6.81% for the annual period ended December 31, 2014.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large

Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

**As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

4

Fund Commentary (con’t.)	NVIT CardinalSM Aggressive Fund

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Cardinal Aggressive Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Multi-Manager Large Cap Value Fund Class Y	20.0%	2.13%
NVIT Multi-Manager Large Cap Growth Fund Class Y	17.0%	1.80%
NVIT Multi-Manager International Value Fund Class Y	15.0%	-1.40%
NVIT Multi-Manager International Growth Fund Class Y	13.0%	-0.11%
NVIT Multi-Manager Mid Cap Value Fund Class Y	7.0%	1.21%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	6.0%	0.25%
NVIT Multi-Manager Small Cap Value Fund Class Y	6.0%	0.43%
NVIT Multi-Manager Small Cap Growth Fund Class Y	4.0%	0.12%
NVIT Multi-Manager Small Company Fund Class Y	2.0%	0.02%
NVIT Core Bond Fund Class Y	5.0%	0.26%
NVIT Core Plus Bond Fund Class Y	5.0%	0.27%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Aggressive Fund

Objective

The Fund seeks maximum growth of capital consistent with a more aggressive level of risk.

Highlights

•	The NVIT Cardinal Aggressive Fund (Class II) returned 4.50%, underperforming the composite benchmark by 1.99% and the Lipper peer category median by 0.79% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 62% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

Asset Allocation†

Equity Funds	90.0%
Fixed Income Funds	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	20.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.0%
NVIT Multi-Manager International Value Fund, Class Y	15.0%
NVIT Multi-Manager International Growth Fund, Class Y	13.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.0%
NVIT Core Plus Bond Fund, Class Y	5.0%
NVIT Core Bond Fund, Class Y	5.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	4.0%
NVIT Multi-Manager Small Company Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.48%	16.33%	6.17%
Class II	4.50%	16.26%	6.08%
Composite Index	6.49%	11.55%	6.52%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Former Composite Index	6.81%	12.05%	6.65%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.16%	1.06%
Class II	1.41%	1.15%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Aggressive Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.
**	The Former Composite Index comprises 65% Russell 3000® Index, 30% MSCI EAFE® Index and 5% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	996.60	1.66	0.33
	Hypothetical	(b)(c)	1,000.00	1,023.54	1.68	0.33
Class II Shares	Actual	(b)	1,000.00	995.90	2.11	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 90.0%
NVIT Multi-Manager International Growth Fund, Class Y (a)	994,797	$11,042,244
NVIT Multi-Manager International Value Fund, Class Y (a)	1,263,993	12,741,051
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,072,798	14,439,858
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	1,438,448	16,988,068
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	402,561	5,096,421
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	501,334	5,945,824
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	159,963	3,397,614
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	320,731	5,096,421
NVIT Multi-Manager Small Company Fund, Class Y (a)	72,320	1,698,807

Total Equity Funds (cost $72,882,245)		76,446,308

Fixed Income Funds 10.0%
NVIT Core Bond Fund, Class Y (a)	389,277	4,247,017
NVIT Core Plus Bond Fund, Class Y (a)	369,949	4,247,017

Total Fixed Income Funds (cost $8,543,565)		8,494,034

Total Mutual Funds (cost $81,425,810)		84,940,342

Total Investments (cost $81,425,810) (b) — 100.0%		84,940,342
Liabilities in excess of other assets — 0.0%††		(42,367)

NET ASSETS — 100.0%		$84,897,975

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Aggressive Fund
Assets:
Investments in affiliates, at value (cost $81,425,810)	$84,940,342
Receivable for capital shares issued	1,163,070
Prepaid expenses	119

Total Assets	86,103,531

Liabilities:
Payable for investments purchased	1,160,720
Payable for capital shares redeemed	2,350
Accrued expenses and other payables:
Investment advisory fees	12,318
Fund administration fees	4,924
Distribution fees	5,105
Administrative servicing fees	3,377
Accounting and transfer agent fees	24
Custodian fees	225
Compliance program costs (Note 3)	65
Professional fees	9,857
Printing fees	6,241
Other	350

Total Liabilities	1,205,556

Net Assets	$84,897,975

Represented by:
Capital	$72,478,954
Accumulated undistributed net investment income	1,780,086
Accumulated net realized gains from affiliated investments	7,124,403
Net unrealized appreciation/(depreciation) from investments in affiliates	3,514,532

Net Assets	$84,897,975

Net Assets:
Class I Shares	$16,291,200
Class II Shares	68,606,775

Total	$84,897,975

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,494,419
Class II Shares	6,302,036

Total	7,796,455

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.90
Class II Shares	$10.89

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,380,674

Total Income	1,380,674

EXPENSES:
Investment advisory fees	151,372
Fund administration fees	55,939
Distribution fees Class II Shares	151,028
Administrative servicing fees Class I Shares	7,637
Administrative servicing fees Class II Shares	30,207
Professional fees	18,469
Printing fees	7,653
Trustee fees	2,214
Custodian fees	2,891
Accounting and transfer agent fees	232
Compliance program costs (Note 3)	223
Other	4,723

Total expenses before earnings credit, fees waived, and expenses reimbursed	432,588

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(96,659)
Expenses reimbursed by adviser (Note 3)	(31,659)

Net Expenses	304,269

NET INVESTMENT INCOME	1,076,405

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,969,113
Net realized gains from investment transactions with affiliates	3,065,505

Net realized gains from affiliated investments	9,034,618

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(6,850,992)

Net realized/unrealized gains from affiliated investments	2,183,626

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,260,031

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,076,405	$578,748
Net realized gains from affiliated investments	9,034,618	4,314,949
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(6,850,992)	7,974,365

Change in net assets resulting from operations	3,260,031	12,868,062

Distributions to Shareholders From:
Net investment income:
Class I	(339,243)	(154,949)
Class II	(1,353,368)	(550,766)
Net realized gains:
Class I	(722,249)	(268,068)
Class II	(2,984,578)	(1,032,075)

Change in net assets from shareholder distributions	(5,399,438)	(2,005,858)

Change in net assets from capital transactions	18,661,714	18,274,590

Change in net assets	16,522,307	29,136,794

Net Assets:
Beginning of year	68,375,668	39,238,874

End of year	$84,897,975	$68,375,668

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,780,086	$615,948

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,422,919	$4,730,141
Dividends reinvested	1,061,492	423,017
Cost of shares redeemed	(2,909,874)	(1,960,205)

Total Class I Shares	2,574,537	3,192,953

Class II Shares
Proceeds from shares issued	22,483,480	26,639,828
Dividends reinvested	4,337,946	1,582,841
Cost of shares redeemed	(10,734,249)	(13,141,032)

Total Class II Shares	16,087,177	15,081,637

Change in net assets from capital transactions	$18,661,714	$18,274,590

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013

SHARE TRANSACTIONS:
Class I Shares
Issued	397,476	459,299
Reinvested	96,346	39,730
Redeemed	(258,721)	(192,726)

Total Class I Shares	235,101	306,303

Class II Shares
Issued	2,023,434	2,584,567
Reinvested	394,427	148,995
Redeemed	(980,573)	(1,312,677)

Total Class II Shares	1,437,288	1,420,885

Total change in shares	1,672,389	1,727,188

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%	0.37%	20.16%
Year Ended December 31, 2013 (c)	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%		$14,073,153	0.33%	1.18%	0.43%	25.70%
Year Ended December 31, 2012 (c)	$8.09	0.06	1.24	1.30	(0.09)	(0.37)	(0.46)	$8.93	16.22%		$8,511,164	0.33%	0.71%	0.49%	18.50%
Year Ended December 31, 2011 (c)	$8.95	0.08	(0.63)	(0.55)	(0.18)	(0.13)	(0.31)	$8.09	(6.19%	)	$6,466,762	0.33%	0.94%	0.49%	26.41%
Year Ended December 31, 2010 (c)	$8.41	0.08	1.17	1.25	(0.03)	(0.68)	(0.71)	$8.95	15.00%		$4,407,665	0.33%	0.87%	0.60%	51.11%

Class II Shares
Year Ended December 31, 2014 (c)	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%	0.62%	20.16%
Year Ended December 31, 2013 (c)	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%		$54,302,515	0.42%	1.16%	0.68%	25.70%
Year Ended December 31, 2012 (c)	$8.08	0.05	1.25	1.30	(0.09)	(0.37)	(0.46)	$8.92	16.15%		$30,727,710	0.42%	0.61%	0.74%	18.50%
Year Ended December 31, 2011 (c)	$8.94	0.06	(0.61)	(0.55)	(0.18)	(0.13)	(0.31)	$8.08	(6.38%	)	$25,556,327	0.42%	0.67%	0.74%	26.41%
Year Ended December 31, 2010 (c)	$8.41	0.07	1.17	1.24	(0.03)	(0.68)	(0.71)	$8.94	14.96%		$25,330,361	0.42%	0.85%	0.84%	51.11%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account

17

Notes to Financial Statements (Continued)

December 31, 2014

significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$1,780,344	$(1,780,344)

Amount designated as “—” is zero or has been rounded to zero.

18

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

19

Notes to Financial Statements (Continued)

December 31, 2014

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$55,633	$49,572	$31,659	$136,864

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $55,939 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. During the year ended December 31, 2014, the Fund’s portion of such costs amounted to $223.

20

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $96,659.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $37,844 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$9,576,832	$4,106,484	$1,775,403	$227,660	$350,585	$533,634	$11,042,244
NVIT Multi-Manager International Value Fund, Class Y	10,944,950	5,759,621	2,320,644	493,834	276,989	—	12,741,051
NVIT Multi-Manager Large Cap Growth Fund, Class Y	12,313,069	4,255,327	2,416,073	88,883	620,116	950,081	14,439,858
NVIT Multi-Manager Large Cap Value Fund, Class Y	15,049,307	5,661,714	3,602,265	227,906	931,458	1,495,931	16,988,068
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4,788,416	2,045,657	1,324,756	—	245,009	580,766	5,096,421
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5,472,475	2,397,637	1,454,243	90,930	298,654	1,257,419	5,945,824
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2,052,178	2,047,885	429,660	—	128,558	455,614	3,397,614
NVIT Multi-Manager Small Cap Value Fund, Class Y	3,420,297	2,358,477	561,422	29,259	178,848	449,541	5,096,421
NVIT Multi-Manager Small Company Fund, Class Y	1,368,119	625,707	69,275	5,183	27,049	246,127	1,698,807
NVIT Core Bond Fund, Class Y	1,710,148	3,252,768	727,283	118,659	7,119	—	4,247,017
NVIT Core Plus Bond Fund, Class Y	1,710,149	3,146,973	657,335	98,360	1,120	—	4,247,017

Amounts designated as “—” are zero or have been rounded to zero.

21

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $35,658,250 and sales of $15,338,359 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,692,611	$3,706,827	$5,399,438	$-	$5,399,438

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$705,715	$1,300,143	$2,005,858	$—	$2,005,858

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,780,086	$7,213,720	$8,993,806	$-	$3,425,215	$12,419,021

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$81,515,127	$5,411,354	$(1,986,139)	$3,425,215

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

24

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.37%.

The Fund designates $3,706,827, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $956,703 or $0.1227 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $33,349 or $0.0043 per outstanding share.

25

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

31

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

33

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

34

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Annual Report

December 31, 2014

NVIT CardinalSM Balanced Fund

AR-CD-BAL 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Balanced Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Balanced Fund (Class II) returned 4.30% versus 5.51% for its composite benchmark*, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and

the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 35% Russell 3000® Index, 15% MSCI EAFE® Index and 50% Barclays U.S. Aggregate Bond Index, returned 6.56% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary (con’t.)	NVIT CardinalSM Balanced Fund

NVIT CardinalSM Balanced Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Short Term Bond Fund Class Y	22.0%	0.14%
NVIT Multi-Manager Large Cap Value Fund Class Y	14.1%	1.49%
NVIT Core Bond Fund Class Y	13.9%	0.61%
NVIT Core Plus Bond Fund Class Y	13.9%	0.64%
NVIT Multi-Manager Large Cap Growth Fund Class Y	11.1%	1.16%
NVIT Multi-Manager International Value Fund Class Y	6.8%	-0.65%
NVIT Multi-Manager International Growth Fund Class Y	5.8%	-0.05%
NVIT Multi-Manager Mid Cap Value Fund Class Y	5.2%	0.87%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	3.1%	0.16%
NVIT Multi-Manager Small Cap Value Fund Class Y	2.1%	0.14%
NVIT Multi-Manager Small Cap Growth Fund Class Y	1.0%	0.03%
NVIT Multi-Manager Small Company Fund Class Y	1.0%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Balanced Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Balanced Fund

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Highlights

•	The NVIT Cardinal Balanced Fund (Class II) returned 4.30%, underperforming the composite benchmark by 1.21% and the Lipper peer category median by 1.05% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for nearly 38% of the Fund’s allocations and drove the positive Fund returns during the reporting period

Asset Allocation†

Equity Funds	50.2%
Fixed Income Funds	49.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	21.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	14.1%
NVIT Core Bond Fund, Class Y	13.9%
NVIT Core Plus Bond Fund, Class Y	13.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.1%
NVIT Multi-Manager International Value Fund, Class Y	6.8%
NVIT Multi-Manager International Growth Fund, Class Y	5.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.2%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	2.1%
Other Holdings	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.46%	7.77%	5.59%
Class II	4.30%	7.66%	5.48%
Composite Index	5.51%	8.16%	6.43%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Former Composite Index	6.56%	8.82%	6.30%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.88%
Class II	1.13%	0.97%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Balanced Fund since inception through 12/31/14 versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index and 50% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	1,003.40	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(b)	1,000.00	1,002.60	1.87	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Balanced Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 50.2%
NVIT Multi-Manager International Growth Fund, Class Y (a)	12,292,284	$136,444,357
NVIT Multi-Manager International Value Fund, Class Y (a)	15,864,001	159,909,128
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	19,349,998	260,450,976
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	27,972,065	330,350,091
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	5,779,782	73,172,044
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	10,317,165	122,361,576
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,150,682	24,440,487
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,028,337	48,120,278
NVIT Multi-Manager Small Company Fund, Class Y (a)	989,623	23,246,240

Total Equity Funds (cost $953,444,172)		1,178,495,177

Fixed Income Funds 49.8%
NVIT Core Bond Fund, Class Y (a)	29,940,416	326,649,936
NVIT Core Plus Bond Fund, Class Y (a)	28,444,544	326,543,367
NVIT Short Term Bond Fund, Class Y (a)	49,498,908	514,788,647

Total Fixed Income Funds (cost $1,166,793,782)		1,167,981,950

Total Mutual Funds (cost $2,120,237,954)		2,346,477,127

Total Investments (cost $2,120,237,954) (b) — 100.0%		2,346,477,127
Liabilities in excess of other assets — 0.0%††		(725,110)

NET ASSETS — 100.0%		$2,345,752,017

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Balanced Fund
Assets:
Investments in affiliates, at value (cost $2,120,237,954)	$2,346,477,127
Receivable for capital shares issued	2,332,134
Prepaid expenses	3,680

Total Assets	2,348,812,941

Liabilities:
Payable for investments purchased	2,296,968
Payable for capital shares redeemed	35,166
Accrued expenses and other payables:
Investment advisory fees	386,538
Fund administration fees	46,022
Distribution fees	164,643
Administrative servicing fees	92,313
Accounting and transfer agent fees	489
Custodian fees	6,837
Compliance program costs (Note 3)	1,842
Professional fees	19,419
Printing fees	7,825
Other	2,862

Total Liabilities	3,060,924

Net Assets	$2,345,752,017

Represented by:
Capital	$2,002,086,629
Accumulated undistributed net investment income	31,707,883
Accumulated net realized gains from affiliated investments	85,718,332
Net unrealized appreciation/(depreciation) from investments in affiliates	226,239,173

Net Assets	$2,345,752,017

Net Assets:
Class I Shares	$180,419,352
Class II Shares	2,165,332,665

Total	$2,345,752,017

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,203,861
Class II Shares	182,827,981

Total	198,031,842

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.87
Class II Shares	$11.84

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$41,886,926

Total Income	41,886,926

EXPENSES:
Investment advisory fees	4,378,713
Fund administration fees	519,505
Distribution fees Class II Shares	5,155,488
Administrative servicing fees Class I Shares	87,986
Administrative servicing fees Class II Shares	1,031,123
Professional fees	96,364
Printing fees	17,318
Trustee fees	64,998
Custodian fees	84,651
Accounting and transfer agent fees	1,660
Compliance program costs (Note 3)	7,182
Other	44,923

Total expenses before earnings credit and fees waived	11,489,911

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(3,299,535)

Net Expenses	8,190,375

NET INVESTMENT INCOME	33,696,551

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	101,304,643
Net realized gains from investment transactions with affiliates	16,847,208

Net realized gains from affiliated investments	118,151,851

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(58,080,048)

Net realized/unrealized gains from affiliated investments	60,071,803

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$93,768,354

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$33,696,551	$26,097,933
Net realized gains from affiliated investments	118,151,851	75,582,087
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(58,080,048)	161,574,413

Change in net assets resulting from operations	93,768,354	263,254,433

Distributions to Shareholders From:
Net investment income:
Class I	(4,258,794)	(2,796,910)
Class II	(49,132,380)	(30,270,035)
Net realized gains:
Class I	(4,335,949)	(3,443,536)
Class II	(51,547,637)	(38,723,228)

Change in net assets from shareholder distributions	(109,274,760)	(75,233,709)

Change in net assets from capital transactions	227,854,004	219,128,747

Change in net assets	212,347,598	407,149,471

Net Assets:
Beginning of year	2,133,404,419	1,726,254,948

End of year	$2,345,752,017	$2,133,404,419

Accumulated undistributed net investment income at end of year	$31,707,883	$19,695,134

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,881,167	$3,205,384
Dividends reinvested	8,594,743	6,240,446
Cost of shares redeemed	(4,179,638)	(4,077,111)

Total Class I Shares	9,296,272	5,368,719

Class II Shares
Proceeds from shares issued	160,507,655	176,667,296
Dividends reinvested	100,680,017	68,993,263
Cost of shares redeemed	(42,629,940)	(31,900,531)

Total Class II Shares	218,557,732	213,760,028

Change in net assets from capital transactions	$227,854,004	$219,128,747

SHARE TRANSACTIONS:
Class I Shares
Issued	404,579	278,465
Reinvested	718,548	534,056
Redeemed	(343,676)	(355,952)

Total Class I Shares	779,451	456,569

Class II Shares
Issued	13,308,722	15,348,911
Reinvested	8,435,496	5,919,429
Redeemed	(3,538,616)	(2,772,392)

Total Class II Shares	18,205,602	18,495,948

Total change in shares	18,985,053	18,952,517

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%	0.28%	2.25%
Year Ended December 31, 2013 (c)	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%	0.29%	6.39%
Year Ended December 31, 2012 (c)	$9.98	0.14	0.98	1.12	(0.17)	(0.13)	(0.30)	$10.80	11.24%		$150,830,174	0.29%	1.32%	0.29%	8.90%
Year Ended December 31, 2011 (c)	$10.44	0.14	(0.27)	(0.13)	(0.27)	(0.06)	(0.33)	$9.98	(1.26%	)	$135,872,430	0.29%	1.38%	0.29%	7.65%
Year Ended December 31, 2010 (c)	$9.55	0.41	0.58	0.99	(0.10)	–	(0.10)	$10.44	10.46%		$137,723,174	0.29%	4.00%	0.29%	3.87%

Class II Shares
Year Ended December 31, 2014 (c)	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%	0.53%	2.25%
Year Ended December 31, 2013 (c)	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%	0.54%	6.39%
Year Ended December 31, 2012 (c)	$9.97	0.14	0.96	1.10	(0.16)	(0.13)	(0.29)	$10.78	11.06%		$1,575,424,774	0.38%	1.30%	0.54%	8.90%
Year Ended December 31, 2011 (c)	$10.42	0.14	(0.27)	(0.13)	(0.26)	(0.06)	(0.32)	$9.97	(1.35%	)	$1,270,799,151	0.38%	1.38%	0.54%	7.65%
Year Ended December 31, 2010 (c)	$9.54	0.14	0.83	0.97	(0.09)	–	(0.09)	$10.42	10.41%		$933,309,153	0.38%	1.38%	0.54%	3.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity

16

Notes to Financial Statements (Continued)

December 31, 2014

for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$31,707,372	$(31,707,372)

Amount designated as “—“ is zero or has been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

18

Notes to Financial Statements (Continued)

December 31, 2014

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $519,505 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $7,182.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.15% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $3,299,535.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,119,109 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$129,279,656	$18,526,889	$206,916	$2,960,330	$101,840	$6,981,792	$136,444,357
NVIT Multi-Manager International Value Fund, Class Y	150,677,513	31,516,470	671,404	6,510,796	191,759	—	159,909,128
NVIT Multi-Manager Large Cap Growth Fund, Class Y	242,251,025	23,747,010	11,552,581	1,620,227	4,436,034	17,884,196	260,450,976
NVIT Multi-Manager Large Cap Value Fund, Class Y	306,272,736	42,252,671	15,740,024	4,457,567	5,296,306	30,325,660	330,350,091
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	68,525,217	11,888,086	1,724,609	—	671,882	8,610,217	73,172,044
NVIT Multi-Manager Mid Cap Value Fund, Class Y	110,874,808	29,567,124	8,281,151	1,891,147	3,067,476	26,423,563	122,361,576
NVIT Multi-Manager Small Cap Growth Fund, Class Y	25,509,541	3,285,673	1,656,881	—	810,973	3,285,673	24,440,487
NVIT Multi-Manager Small Cap Value Fund, Class Y	46,768,492	4,732,612	1,970,169	313,821	887,379	4,308,519	48,120,278
NVIT Multi-Manager Small Company Fund, Class Y	24,144,254	3,559,416	1,068,643	74,393	663,175	3,485,023	23,246,240
NVIT Core Bond Fund, Class Y	286,262,348	36,393,248	1,668,202	9,423,697	213,378	—	326,649,936
NVIT Core Plus Bond Fund, Class Y	286,273,845	32,944,926	644,427	7,812,993	97,440	—	326,543,367
NVIT Short Term Bond Fund, Class Y	457,217,593	65,705,781	5,281,960	6,821,955	409,566	—	514,788,647

Amounts designated as “—” are zero or have been rounded to zero.

20

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $304,119,906 and sales of $50,466,967 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,391,174	$55,883,586	$109,274,760	$—	$109,274,760

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,066,945	$42,166,764	$75,233,709	$—	$75,233,709

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$31,707,883	$86,443,819	$118,151,702	$—	$225,513,686	$343,665,388

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,120,963,441	$240,811,408	$(15,297,722)	$225,513,686

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 18.10%.

The Fund designates $55,883,586, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $12,547,382 or $0.0634 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $436,675 or $0.0022 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT CardinalSM Capital Appreciation Fund

AR-CD-CAP 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Capital Appreciation Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Capital Appreciation Fund (Class II) returned 4.70% versus 6.44% for its composite benchmark*, 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Barclays U.S. 1-3 year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and

the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 50% Russell 3000® Index, 20% MSCI EAFE® Index and 30% Barclays U.S. Aggregate Bond Index, returned 6.97% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary (con’t.)	NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Capital Appreciation Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Multi-Manager Large Cap Value Fund Class Y	18.3%	1.92%
NVIT Multi-Manager Large Cap Growth Fund Class Y	15.2%	1.58%
NVIT Multi-Manager International Value Fund Class Y	10.1%	-1.03%
NVIT Core Plus Bond Fund Class Y	10.0%	-0.53%
NVIT Core Bond Fund Class Y	9.9%	0.51%
NVIT Short Term Bond Fund Class Y	9.9%	0.09%
NVIT Multi-Manager International Growth Fund Class Y	8.7%	-0.08%
NVIT Multi-Manager Mid Cap Value Fund Class Y	7.2%	1.21%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	4.2%	0.16%
NVIT Multi-Manager Small Cap Value Fund Class Y	3.2%	0.22%
NVIT Multi-Manager Small Cap Growth Fund Class Y	2.2%	0.06%
NVIT Multi-Manager Small Company Fund Class Y	1.1%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Capital Appreciation Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Objective

The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.

Highlights

•	The NVIT Cardinal Capital Appreciation Fund (Class II) returned 4.70%, underperforming the composite benchmark by 1.74% and the Lipper peer category median by 0.80% during the reporting period.

•	The Fund’s underlying investments in U.S. stocks accounted for 50% of the Fund’s allocations and drove the positive Fund returns during the reporting period.

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period.

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period.

Asset Allocation†

Equity Funds	70.2%
Fixed Income Funds	29.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	18.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.2%
NVIT Multi-Manager International Value Fund, Class Y	10.1%
NVIT Core Plus Bond Fund, Class Y	10.0%
NVIT Core Bond Fund, Class Y	9.9%
NVIT Short Term Bond Fund, Class Y	9.9%
NVIT Multi-Manager International Growth Fund, Class Y	8.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.2%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.2%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.3%
Other Holdings	3.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.70%	9.46%	6.05%
Class II	4.70%	9.38%	5.97%
Composite Index	6.44%	10.15%	6.43%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Former Composite Index	6.97%	10.49%	6.72%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.94%
Class II	1.19%	1.03%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund since inception through 12/31/14 versus performance of the Current Composite Index*, the Russell 3000® Index , the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Barclays U.S. Aggregate Bond Index and 20% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index and 30% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	1,001.20	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(b)	1,000.00	1,001.10	1.87	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Capital Appreciation Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 70.2%
NVIT Multi-Manager International Growth Fund, Class Y (a)	23,333,091	$258,997,312
NVIT Multi-Manager International Value Fund, Class Y (a)	29,933,121	301,725,855
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	33,636,321	452,744,876
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	45,935,701	542,500,631
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	9,897,393	125,300,991
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	18,161,693	215,397,682
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	3,095,814	65,755,089
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	6,059,000	96,277,516
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,336,038	31,383,544

Total Equity Funds (cost $1,705,856,416)		2,090,083,496

Fixed Income Funds 29.8%
NVIT Core Bond Fund, Class Y (a)	27,097,798	295,636,973
NVIT Core Plus Bond Fund, Class Y (a)	25,871,143	297,000,720
NVIT Short Term Bond Fund, Class Y (a)	28,392,594	295,282,976

Total Fixed Income Funds (cost $886,599,449)		887,920,669

Total Mutual Funds (cost $2,592,455,865)		2,978,004,165

Total Investments
(cost $2,592,455,865) (b) — 100.0%		2,978,004,165

Liabilities in excess of other assets — 0.0%††		(931,819)

NET ASSETS — 100.0%		$2,977,072,346

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $2,592,455,865)	$2,978,004,165
Receivable for investments sold	1,247,228
Receivable for capital shares issued	2,089
Prepaid expenses	4,999

Total Assets	2,979,258,481

Liabilities:
Payable for capital shares redeemed	1,249,318
Accrued expenses and other payables:
Investment advisory fees	485,999
Fund administration fees	57,901
Distribution fees	226,485
Administrative servicing fees	118,603
Accounting and transfer agent fees	697
Custodian fees	9,344
Compliance program costs (Note 3)	2,392
Professional fees	23,526
Printing fees	8,176
Other	3,694

Total Liabilities	2,186,135

Net Assets	$2,977,072,346

Represented by:
Capital	$2,342,056,287
Accumulated undistributed net investment income	57,274,825
Accumulated net realized gains from affiliated investments	192,192,934
Net unrealized appreciation/(depreciation) from investments in affiliates	385,548,300

Net Assets	$2,977,072,346

Net Assets:
Class I Shares	$21,496,361
Class II Shares	2,955,575,985

Total	$2,977,072,346

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,778,830
Class II Shares	244,688,504

Total	246,467,334

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.08
Class II Shares	$12.08

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$53,748,610

Total Income	53,748,610

EXPENSES:
Investment advisory fees	5,723,639
Fund administration fees	679,616
Distribution fees Class II Shares	7,411,574
Administrative servicing fees Class I Shares	10,357
Administrative servicing fees Class II Shares	1,482,353
Professional fees	124,996
Printing fees	18,934
Trustee fees	86,550
Custodian fees	113,308
Accounting and transfer agent fees	2,202
Compliance program costs (Note 3)	9,568
Other	59,948

Total expenses before earnings credit and fees waived	15,723,045

Earnings credit (Note 5)	(2)
Distribution fees waived — Class II (Note 3)	(4,743,443)

Net Expenses	10,979,600

NET INVESTMENT INCOME	42,769,010

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	183,172,214
Net realized gains from investment transactions with affiliates	68,059,375

Net realized gains from affiliated investments	251,231,589

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(157,474,825)

Net realized/unrealized gains from affiliated investments	93,756,764

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$136,525,774

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$42,769,010	$32,530,736
Net realized gains from affiliated investments	251,231,589	126,967,606
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(157,474,825)	361,290,011

Change in net assets resulting from operations	136,525,774	520,788,353

Distributions to Shareholders From:
Net investment income:
Class I	(537,409)	(296,356)
Class II	(72,599,189)	(42,663,226)
Net realized gains:
Class I	(663,824)	(492,994)
Class II	(96,150,117)	(76,428,389)

Change in net assets from shareholder distributions	(169,950,539)	(119,880,965)

Change in net assets from capital transactions	45,833,975	121,601,220

Change in net assets	12,409,210	522,508,608

Net Assets:
Beginning of year	2,964,663,136	2,442,154,528

End of year	$2,977,072,346	$2,964,663,136

Accumulated undistributed net investment income at end of year	$57,274,825	$30,369,374

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,573,843	$5,001,790
Dividends reinvested	1,201,233	789,350
Cost of shares redeemed	(4,665,538)	(3,970,066)

Total Class I Shares	2,109,538	1,821,074

Class II Shares
Proceeds from shares issued	37,254,838	70,548,145
Dividends reinvested	168,749,306	119,091,615
Cost of shares redeemed	(162,279,707)	(69,859,614)

Total Class II Shares	43,724,437	119,780,146

Change in net assets from capital transactions	$45,833,975	$121,601,220

SHARE TRANSACTIONS:
Class I Shares
Issued	453,256	437,270
Reinvested	98,478	66,868
Redeemed	(376,905)	(346,782)

Total Class I Shares	174,829	157,356

Class II Shares
Issued	3,029,510	6,172,917
Reinvested	13,843,505	10,102,134
Redeemed	(13,159,604)	(6,065,136)

Total Class II Shares	3,713,411	10,209,915

Total change in shares	3,888,240	10,367,271

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%	0.28%	7.27%
Year Ended December 31, 2013 (c)	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%	0.28%	4.99%
Year Ended December 31, 2012 (c)	$9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	$10.52	13.74%		$15,219,125	0.29%	1.11%	0.29%	9.20%
Year Ended December 31, 2011 (c)	$10.14	0.12	(0.45)	(0.33)	(0.24)	(0.06)	(0.30)	$9.51	(3.37%	)	$12,899,136	0.29%	1.22%	0.29%	10.20%
Year Ended December 31, 2010 (c)	$9.09	0.12	1.00	1.12	(0.07)	–	(0.07)	$10.14	12.46%		$9,175,067	0.29%	1.28%	0.29%	3.48%

Class II Shares
Year Ended December 31, 2014 (c)	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%	0.53%	7.27%
Year Ended December 31, 2013 (c)	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%	0.53%	4.99%
Year Ended December 31, 2012 (c)	$9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	$10.52	13.64%		$2,426,935,403	0.38%	1.03%	0.54%	9.20%
Year Ended December 31, 2011 (c)	$10.14	0.12	(0.46)	(0.34)	(0.23)	(0.06)	(0.29)	$9.51	(3.45%	)	$2,001,512,218	0.38%	1.20%	0.54%	10.20%
Year Ended December 31, 2010 (c)	$9.09	0.11	1.01	1.12	(0.07)	–	(0.07)	$10.14	12.39%		$1,310,902,638	0.38%	1.22%	0.54%	3.48%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

16

Notes to Financial Statements (Continued)

December 31, 2014

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$57,273,039	$(57,273,039)

Amount designated as “—” is zero or has been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.19%

18

Notes to Financial Statements (Continued)

December 31, 2014

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $679,616 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $9,568.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $4,743,444.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,492,710 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$270,360,570	$20,087,407	$9,240,687	$6,069,251	$3,962,506	$14,018,156	$258,997,312
NVIT Multi-Manager International Value Fund, Class Y	329,312,637	22,837,071	6,170,986	13,701,132	1,189,371	—	301,725,855
NVIT Multi-Manager Large Cap Growth Fund, Class Y	459,917,876	34,888,935	52,939,505	2,832,300	19,251,628	32,056,636	452,744,876
NVIT Multi-Manager Large Cap Value Fund, Class Y	548,112,607	61,038,090	63,539,896	7,377,238	19,995,293	51,321,962	542,500,631
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	129,636,044	15,822,315	9,903,045	—	2,996,669	15,136,177	125,300,991
NVIT Multi-Manager Mid Cap Value Fund, Class Y	218,242,195	51,801,057	37,137,501	3,384,210	10,841,431	48,416,847	215,397,682
NVIT Multi-Manager Small Cap Growth Fund, Class Y	69,419,448	9,134,132	5,601,913	—	2,617,679	8,839,827	65,755,089
NVIT Multi-Manager Small Cap Value Fund, Class Y	98,666,764	9,597,486	9,083,412	644,977	4,234,206	8,677,660	96,277,516
NVIT Multi-Manager Small Company Fund, Class Y	33,957,838	4,806,542	2,742,577	101,593	1,456,771	4,704,949	31,383,544
NVIT Core Bond Fund, Class Y	269,259,399	29,670,472	8,919,052	8,568,203	730,389	—	295,636,973
NVIT Core Plus Bond Fund, Class Y	269,259,399	27,825,093	7,784,491	7,126,601	618,346	—	297,000,720
NVIT Short Term Bond Fund, Class Y	269,421,141	31,767,188	4,359,026	3,943,105	165,086	—	295,282,976

Amounts	designated as “—” are zero or have been rounded to zero.

20

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, The Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions as well as other limitations that may apply to the Fund under the arrangement. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $319,275,788 and sales of $217,422,091 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$73,136,598	$96,813,941	$169,950,539	$—	$169,950,539

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$42,959,582	$76,921,383	$119,880,965	$—	$119,880,965

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$57,274,825	$193,747,193	$251,022,018	$—	$383,994,041	$635,016,059

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,594,010,124	$398,245,584	$(14,251,543)	$383,994,041

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 22.29%.

The Fund designates $96,813,941, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $25,931,436 or $0.1052 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $899,962 or $0.0037 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT CardinalSM Conservative Fund

AR-CD-CON 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Conservative Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Conservative Fund (Class II) returned 3.34% versus 4.24% for its composite benchmark*, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 130 funds as of December 31, 2014) was 4.62% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments at or near zero.

The returns from the Fund’s underlying investments in the NVIT Core Plus Bond Fund, the NVIT Core Bond Fund and the NVIT Multi-Manager Large Cap Value Fund combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and

the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index and 80% Barclays U.S. Aggregate Bond Index, returned 6.38% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary (con’t.)	NVIT CardinalSM Conservative Fund

NVIT CardinalSM Conservative Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Short Term Bond Fund Class Y	38.0%	0.33%
NVIT Core Bond Fund Class Y	17.0%	0.87%
NVIT Core Plus Bond Fund Class Y	17.0%	0.90%
NVIT Multi-Manager Large Cap Value Fund Class Y	7.0%	0.75%
Nationwide Inflation-Protected Securities Fund Class I	6.0%	0.22%
NVIT Multi-Manager Large Cap Growth Fund Class Y	5.0%	0.53%
NVIT Multi-Manager International Value Fund Class Y	3.0%	-0.28%
NVIT Multi-Manager Mid Cap Value Fund Class Y	2.0%	0.35%
NVIT Multi-Manager International Growth Fund Class Y	2.0%	-0.02%
NVIT Money Market Fund Class Y	2.0%	0.00%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	1.0%	0.04%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Conservative Fund

Objective

The Fund seeks a high level of total return consistent with a conservative level of risk.

Highlights

•	The NVIT Cardinal Conservative Fund (Class II) returned 3.34%, underperforming the composite benchmark by 0.90% and the Lipper peer group by 1.28% during the reporting period

•

The Fund’s underlying investments in U.S. intermediate-term bonds and U.S. stocks together accounted for about 55% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Core Plus Bond Fund, the NVIT Core Bond Fund and the NVIT Multi-Manager Large Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

Asset Allocation†

Fixed Income Funds	78.1%
Equity Funds	19.9%
Money Market Fund	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	38.0%
NVIT Core Bond Fund, Class Y	17.1%
NVIT Core Plus Bond Fund, Class Y	17.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	6.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	6.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.0%
NVIT Multi-Manager International Value Fund, Class Y	2.9%
NVIT Money Market Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.0%
NVIT Multi-Manager International Growth Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	3.42%	4.85%	4.34%
Class II	3.34%	4.77%	4.26%
Composite Index	4.24%	5.04%	4.34%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Citigroup 3 Month U.S. Treasury Bill Index	0.03%	0.07%	0.27%
Former Composite Index	6.38%	6.36%	5.52%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.76%	0.76%
Class II	1.01%	0.85%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The Current Composite Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Yr Govt/Credit Bond Index and 5% Citigroup US 3-Mo T-Bill Index.

**	The Former Composite Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index and 80% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	1,001.00	1.46	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(b)	1,000.00	1,001.10	1.92	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 19.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,378,130	$15,297,242
NVIT Multi-Manager International Value Fund, Class Y (a)	2,247,899	22,658,818
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,840,353	38,231,157
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,533,870	53,545,005
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	614,789	7,783,232
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,301,656	15,437,645

Total Equity Funds (cost $136,259,898)		152,953,099

Fixed Income Funds 78.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	4,853,047	46,006,882
NVIT Core Bond Fund, Class Y (a)	12,073,777	131,724,911
NVIT Core Plus Bond Fund, Class Y (a)	11,452,937	131,479,722
NVIT Short Term Bond Fund, Class Y (a)	28,147,380	292,732,756

Total Fixed Income Funds (cost $608,501,972)		601,944,271

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00% * (a)(b)	15,541,207	15,541,207

Total Money Market Fund (cost $15,541,207)		15,541,207

Total Mutual Funds (cost $760,303,077)		770,438,577

Total Investments (cost $760,303,077) (c) — 100.0%		770,438,577
Liabilities in excess of other assets — 0.0%††		(261,253)

NET ASSETS — 100.0%		$770,177,324

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2014.
(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Conservative Fund
Assets:
Investments in affiliates, at value (cost $760,303,077)	$770,438,577
Receivable for capital shares issued	131,206
Prepaid expenses	1,267

Total Assets	770,571,050

Liabilities:
Payable for investments purchased	23,381
Payable for capital shares redeemed	107,825
Accrued expenses and other payables:
Investment advisory fees	131,147
Fund administration fees	17,503
Distribution fees	58,375
Administrative servicing fees	30,481
Accounting and transfer agent fees	160
Custodian fees	2,399
Compliance program costs (Note 3)	623
Professional fees	13,030
Printing fees	7,700
Other	1,102

Total Liabilities	393,726

Net Assets	$770,177,324

Represented by:
Capital	$732,674,452
Accumulated undistributed net investment income	4,374,812
Accumulated net realized gains from affiliated investments	22,992,560
Net unrealized appreciation/(depreciation) from investments in affiliates	10,135,500

Net Assets	$770,177,324

Net Assets:
Class I Shares	$8,446,590
Class II Shares	761,730,734

Total	$770,177,324

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	792,970
Class II Shares	71,548,916

Total	72,341,886

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.65
Class II Shares	$10.65

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,734,411

Total Income	13,734,411

EXPENSES:
Investment advisory fees	1,537,529
Fund administration fees	204,488
Distribution fees Class II Shares	1,899,410
Administrative servicing fees Class I Shares	4,522
Administrative servicing fees Class II Shares	379,867
Professional fees	43,381
Printing fees	13,239
Trustee fees	22,013
Custodian fees	28,819
Accounting and transfer agent fees	702
Compliance program costs (Note 3)	2,469
Other	18,584

Total expenses before earnings credit and fees waived	4,155,023

Earnings credit (Note 5)	(2)
Distribution fees waived — Class II (Note 3)	(1,215,554)

Net Expenses	2,939,467

NET INVESTMENT INCOME	10,794,944

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	13,014,229
Net realized gains from investment transactions with affiliates	14,530,220

Net realized gains from affiliated investments	27,544,449

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(13,113,746)

Net realized/unrealized gains from affiliated investments	14,430,703

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,225,647

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$10,794,944	$10,504,857
Net realized gains from affiliated investments	27,544,449	29,084,467
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(13,113,746)	(2,611,411)

Change in net assets resulting from operations	25,225,647	36,977,913

Distributions to Shareholders From:
Net investment income:
Class I	(186,742)	(173,210)
Class II	(16,722,595)	(13,193,517)
Net realized gains:
Class I	(235,085)	(137,966)
Class II	(22,742,256)	(11,833,220)

Change in net assets from shareholder distributions	(39,886,678)	(25,337,913)

Change in net assets from capital transactions	26,050,120	(39,362,752)

Change in net assets	11,389,089	(27,722,752)

Net Assets:
Beginning of year	758,788,235	786,510,987

End of year	$770,177,324	$758,788,235

Accumulated undistributed net investment income at end of year	$4,374,812	$6,115,598

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,271,105	$2,315,686
Dividends reinvested	421,827	311,176
Cost of shares redeemed	(5,304,268)	(2,843,033)

Total Class I Shares	(611,336)	(216,171)

Class II Shares
Proceeds from shares issued	75,147,381	74,739,845
Dividends reinvested	39,464,851	25,026,737
Cost of shares redeemed	(87,950,776)	(138,913,163)

Total Class II Shares	26,661,456	(39,146,581)

Change in net assets from capital transactions	$26,050,120	$(39,362,752)

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	388,482	212,484
Reinvested	39,260	28,735
Redeemed	(477,657)	(260,962)

Total Class I Shares	(49,915)	(19,743)

Class II Shares
Issued	6,860,854	6,864,788
Reinvested	3,674,551	2,313,376
Redeemed	(8,040,657)	(12,789,219)

Total Class II Shares	2,494,748	(3,611,055)

Total change in shares	2,444,833	(3,630,798)

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%	$8,446,590	0.29%	1.34%	0.29%	16.93%
Year Ended December 31, 2013 (c)	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%	$9,153,980	0.29%	1.52%	0.29%	15.67%
Year Ended December 31, 2012 (c)	$10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	$10.70	7.58%	$9,230,819	0.30%	1.86%	0.30%	16.29%
Year Ended December 31, 2011 (c)	$10.45	0.20	(0.05)	0.15	(0.28)	(0.05)	(0.33)	$10.27	1.50%	$5,232,810	0.30%	1.95%	0.30%	12.75%
Year Ended December 31, 2010 (c)	$10.06	0.18	0.50	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.87%	$2,764,606	0.30%	1.72%	0.30%	11.55%

Class II Shares
Year Ended December 31, 2014 (c)	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%	$761,730,734	0.38%	1.40%	0.54%	16.93%
Year Ended December 31, 2013 (c)	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%	$749,634,255	0.38%	1.36%	0.54%	15.67%
Year Ended December 31, 2012 (c)	$10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	$10.70	7.50%	$777,280,168	0.39%	1.79%	0.55%	16.29%
Year Ended December 31, 2011 (c)	$10.45	0.18	(0.04)	0.14	(0.27)	(0.05)	(0.32)	$10.27	1.41%	$597,667,272	0.39%	1.75%	0.55%	12.75%
Year Ended December 31, 2010 (c)	$10.06	0.17	0.51	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.80%	$392,513,364	0.39%	1.61%	0.55%	11.55%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

17

Notes to Financial Statements (Continued)

December 31, 2014

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

18

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$4,373,607	$(4,373,607)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $204,488 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

20

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $2,469.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $1,215,554.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $384,389 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2014

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$15,200,914	$4,050,405	$2,772,699	$339,201	$460,544	$797,616	$15,297,242
NVIT Multi-Manager International Value Fund, Class Y	22,791,313	7,775,604	4,861,144	962,902	963,385	—	22,658,818
NVIT Multi-Manager Large Cap Growth Fund, Class Y	37,972,110	11,494,249	12,456,497	242,410	3,622,453	2,718,843	38,231,157
NVIT Multi-Manager Large Cap Value Fund, Class Y	53,152,908	19,431,144	19,059,255	746,298	6,296,095	5,087,496	53,545,005
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7,610,515	2,946,711	2,279,417	—	553,477	936,920	7,783,232
NVIT Multi-Manager Mid Cap Value Fund, Class Y	15,200,914	5,589,097	4,199,761	244,050	996,565	3,473,354	15,437,645
Nationwide Inflation-Protected Securities Fund, Institutional Class	—	48,441,896	2,440,797	305,023	42,286	—	46,006,882
NVIT Core Bond Fund, Class Y	151,750,021	9,815,498	33,171,426	3,818,645	848,709	—	131,724,911
NVIT Core Plus Bond Fund, Class Y	151,743,915	7,512,553	31,925,006	3,164,504	491,465	—	131,479,722
NVIT Short Term Bond Fund, Class Y	288,455,276	22,673,665	16,961,809	3,911,378	255,241	—	292,732,756
NVIT Money Market Fund, Class Y	15,162,011	541,509	162,313	—	—	—	15,541,207

Amounts	designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with {JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

22

Notes to Financial Statements (Continued)

December 31, 2014

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $140,272,331 and sales of $130,290,124 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,909,337	$22,977,341	$39,886,678	$—	$39,886,678

Amount	designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,366,727	$11,971,186	$25,337,913	$—	$25,337,913

Amount	designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,417,100	$23,131,472	$27,548,572	$—	$9,954,300	$37,502,872

Amount	designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$760,484,277	$19,693,937	$(9,739,637)	$9,954,300

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

25

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.36%.

The Fund designates $22,977,341, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $1,648,318 or $0.02279 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $55,729 or $0.0008 per outstanding share.

26

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

34

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

35

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Annual Report

December 31, 2014

NVIT CardinalSM Managed Growth & Income Fund

AR-CD-MGI 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth & Income Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Managed Growth & Income Fund (Class II) returned 2.26% versus 6.56% for its composite benchmark, 35% Russell 3000® Index, 50% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments at or near zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

Investments within the Fund’s Volatility Overlay sleeve are dictated by a process that determines whether the Fund should take long or short positions in futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity exposures. Average daily equity exposure of the Fund during 2014 was 60% (10% above the baseline of 50% equity exposure).

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of April 30, 2014.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities and may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT CardinalSM Managed Growth & Income Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Highlights

•	The NVIT Cardinal Managed Growth & Income Fund (Class II) returned 2.26%, underperforming the benchmark by 4.30% and the Lipper peer category median by 3.09% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 35% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

•	Average daily equity exposure of the Fund during 2014 was 60%, which was 10% over the 50% equity exposure baseline

Asset Allocation†

Equity Funds	48.6%
Fixed Income Funds	47.3%
Other assets in excess of liabilities	4.1%
100.0%

Top Holdings††

NVIT Short Term Bond Fund, Class Y	21.5%
NVIT Multi-Manager Large Cap Value Fund, Class Y	14.4%
NVIT Core Plus Bond Fund, Class Y	13.9%
NVIT Core Bond Fund, Class Y	13.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.6%
NVIT Multi-Manager International Value Fund, Class Y	6.2%
NVIT Multi-Manager International Growth Fund, Class Y	5.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.4%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.2%
NVIT Multi-Manager Small Cap Value Fund, Class Y	2.1%
Other Holdings	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Managed Growth & Income Fund

Average Annual Total Return1

(For the period ended December 31, 2014)

	1 Yr.	Inception
Class I	–	1.79%	[2]
Class II	2.26%	6.51%	[3]
Composite Index	6.60%	7.89%
Russell 3000® Index	12.56%	18.90%
MSCI EAFE® Index	(4.90)%	3.72%
Barclays U.S. Aggregate Bond Index	5.97%	1.71%
CPI	0.76%	0.59%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.09%	0.81%
Class II	1.34%	1.01%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth & Income Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 35% Russell 3000® Index, 50% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® Index.

8

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth and Income Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	986.50	1.25	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(b)	1,000.00	985.40	2.25	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.94	2.29	0.45

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Managed Growth and Income Fund

Mutual Funds 95.9%

	Shares	Market Value

Equity Funds 48.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,858,939	$20,634,221
NVIT Multi-Manager International Value Fund, Class Y (a)	2,239,504	22,574,203
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,136,275	42,214,260
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,405,587	52,029,979
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	906,921	11,481,624
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,648,265	19,548,425
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	182,079	3,867,360
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	479,436	7,618,236
NVIT Multi-Manager Small Company Fund, Class Y (a)	157,922	3,709,589

Total Equity Funds (cost $189,512,672)		183,677,897

Mutual Funds (continued)

	Shares	Market Value

Fixed Income Funds 47.3%
NVIT Core Bond Fund, Class Y (a)	4,607,157	$50,264,086
NVIT Core Plus Bond Fund, Class Y (a)	4,401,196	50,525,735
NVIT Short Term Bond Fund, Class Y (a)	7,492,603	77,923,074

Total Fixed Income Funds (cost $180,491,492)		178,712,895

Total Mutual Funds (cost $370,004,164)		362,390,792

Total Investments (cost $370,004,164) (b) — 95.9%		362,390,792
Other assets in excess of liabilities — 4.1%		15,522,359

NET ASSETS — 100.0%		$377,913,151

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
88	Mini MSCI EAFE	03/20/15	$7,734,760	$(77,815)
19	Russell 2000 Mini Future	03/20/15	2,281,330	1,915
133	S&P 500 E-Mini	03/20/15	13,648,460	(97,791)
34	S&P MID 400 E-Mini	03/20/15	4,925,240	(18,845)

			$28,589,790	$(192,536)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Managed Growth and Income Fund
Assets:
Investments in affiliates, at value (cost $370,004,164)	$362,390,792
Cash	14,757,607
Receivable for capital shares issued	715,230
Receivable for variation margin on futures contracts	873,562
Prepaid expenses	263

Total Assets	378,737,454

Liabilities:
Payable for investments purchased	679,419
Payable for capital shares redeemed	52
Accrued expenses and other payables:
Investment advisory fees	10,084
Fund administration fees	10,135
Distribution fees	62,590
Administrative servicing fees	41,561
Accounting and transfer agent fees	30
Custodian fees	593
Compliance program costs (Note 3)	277
Professional fees	13,010
Printing fees	6,271
Other	281

Total Liabilities	824,303

Net Assets	$377,913,151

Represented by:
Capital	$386,779,732
Accumulated net realized losses from affiliated investments and futures transactions	(1,060,673)
Net unrealized appreciation/(depreciation) from investments in affiliates	(7,613,372)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(192,536)

Net Assets	$377,913,151

Net Assets:
Class I Shares	$110,317
Class II Shares	377,802,834

Total	$377,913,151

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	10,609
Class II Shares	36,343,099

Total	36,353,708

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.40
Class II Shares	$10.40

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Managed Growth and Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,800,335
Interest income from non-affiliates	7,937
Dividend income from non-affiliates	3,394

Total Income	5,811,666

EXPENSES:
Offering costs	2,132
Investment advisory fees	531,902
Fund administration fees	91,012
Distribution fees Class II Shares	604,382
Administrative servicing fees Class I Shares (a)	30
Administrative servicing fees Class II Shares	362,629
Professional fees	35,096
Printing fees	18,438
Trustee fees	7,297
Custodian fees	9,040
Accounting and transfer agent fees	1,742
Compliance program costs (Note 3)	755
Other	6,048

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,670,503

Earnings credit (Note 5)	(32)
Distribution fees waived—Class II (Note 3)	(120,880)
Expenses reimbursed by adviser (Note 3)	(460,909)

Net Expenses	1,088,682

NET INVESTMENT INCOME	4,722,984

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	13,072,490
Net realized gains from investment transactions with affiliates	398,211
Net realized losses from futures transactions (Note 2)	(4,194,578)

Net realized gains from affiliated investments and futures transactions	9,276,123

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(9,606,225)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(896,663)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(10,502,888)

Net realized/unrealized losses from affiliated investments and futures transactions	(1,226,765)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,496,219

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth and Income Fund
	Year Ended December 31, 2014		Period ended December 31, 2013 (a)
Operations:
Net investment income	$4,722,984		$1,139,358
Net realized gains from affiliated investments and futures transactions	9,276,123		1,248,156
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(10,502,888)		2,696,980

Change in net assets resulting from operations	3,496,219		5,084,494

Distributions to Shareholders From:
Net investment income:
Class I	(2,329	)(b)	–
Class II	(8,814,309)		(1,560,314)
Net realized gains:
Class I	(1,445	)(b)	–
Class II	(6,233,354)		(845,701)

Change in net assets from shareholder distributions	(15,051,437)		(2,406,015)

Change in net assets from capital transactions	283,429,448		103,360,442

Change in net assets	271,874,230		106,038,921

Net Assets:
Beginning of year	106,038,921		–

End of year	$377,913,151		$106,038,921

Accumulated undistributed net investment income at end of year	$–		$365

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$112,443	(b)	$–
Dividends reinvested	3,774	(b)	–
Cost of shares redeemed	(2,620	)(b)	–

Total Class I Shares	113,597	(b)	–

Class II Shares
Proceeds from shares issued	277,322,269		100,955,521
Dividends reinvested	15,047,663		2,406,015
Cost of shares redeemed	(9,054,081)		(1,094)

Total Class II Shares	283,315,851		103,360,442

Change in net assets from capital transactions	$283,429,448		$103,360,442

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth and Income Fund
	Year Ended December 31, 2014		Period ended December 31, 2013 (a)
SHARE TRANSACTIONS:
Class I Shares
Issued	10,492	(b)	–
Reinvested	361	(b)	–
Redeemed	(244	)(b)	–

Total Class I Shares	10,609	(b)	–

Class II Shares
Issued	25,756,348		9,771,397
Reinvested	1,439,622		228,709
Redeemed	(852,871)		(106)

Total Class II Shares	26,343,099		10,000,000

Total change in shares	26,353,708		10,000,000

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth and Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%	$110,317	0.25%	3.74%	(g)	0.43%	4.07%

Class II Shares
Year Ended December 31, 2014 (e)	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%	$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013 (e)(h)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%	$106,038,921	0.42%	4.03%		0.76%	–

Amount designated as “–” is zero or has been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.
(h)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

17

Notes to Financial Statements (Continued)

December 31, 2014

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contract”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its investment objectives in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

18

Notes to Financial Statements (Continued)

December 31, 2014

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,915
Total		$1,915

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(194,451)
Total		$(194,451)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(4,194,578)
Total	$(4,194,578)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(896,663)
Total	$(896,663)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

19

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, distribution redesignation, non-deductible offering costs, and taxable overdistribution. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated investments and futures transactions
$(1,824)	$4,093,289	$(4,091,465)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

20

Notes to Financial Statements (Continued)

December 31, 2014

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Effective September 17, 2014, Nationwide Asset Management, LLC (the “Subadviser”) was appointed as subadviser to the Fund. Effective September 16, 2014, BlackRock Investment Management LLC (“BlackRock”) was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.22%.

For the period from January 1, 2014 through September 16, 2014, from these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated subadviser, Blackrock.

For the period from September 17, 2014 through December 31, 2014, from these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $13,567 during the period ended December 31, 2014.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2015.

21

Notes to Financial Statements (Continued)

December 31, 2014

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2013 Amount	Fiscal Year 2014 Amount	Total
$83,673	$460,909	$544,582

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $91,012 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $755.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $120,880.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

22

Notes to Financial Statements (Continued)

December 31, 2014

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $362,659 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$6,188,992	$16,843,558	$745,164	$303,919	$65,522	$896,241	$20,634,221
NVIT Multi-Manager International Value Fund, Class Y	7,187,525	18,887,940	785,264	637,308	42,964	—	22,574,203
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11,648,916	31,275,300	1,164,800	257,307	96,993	2,338,429	42,214,260
NVIT Multi-Manager Large Cap Value Fund, Class Y	14,509,793	41,093,806	2,172,044	683,442	200,371	3,909,101	52,029,979
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3,152,926	9,093,232	200,747	—	7,319	1,100,984	11,481,624
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5,142,535	16,725,885	684,214	287,424	35,935	3,402,295	19,548,425
NVIT Multi-Manager Small Cap Growth Fund, Class Y	1,062,363	3,104,743	66,915	—	4,303	422,782	3,867,360
NVIT Multi-Manager Small Cap Value Fund, Class Y	2,101,680	5,803,922	161,751	36,454	16,578	553,002	7,618,236
NVIT Multi-Manager Small Company Fund, Class Y	1,056,717	3,089,090	66,915	9,898	5,496	449,656	3,709,589
NVIT Core Bond Fund, Class Y	13,427,996	38,038,736	936,818	1,409,388	(31,074)	—	50,264,086
NVIT Core Plus Bond Fund, Class Y	13,437,534	37,852,768	936,818	1,168,510	(33,347)	—	50,525,735
NVIT Short Term Bond Fund, Class Y	21,157,419	59,109,022	1,472,142	1,006,685	(12,849)	—	77,923,074

Amounts designated as “—” are zero or have been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $280,918,002 and sales of $9,393,592 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,094,411	$5,957,026	$15,051,437	$—	$15,051,437

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,664,092	$741,923	$2,406,015	$—	$2,406,015

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(1,154,057)	$(7,712,524)	$(8,866,581)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivatives contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$370,103,316	$2,972,999	$(10,685,523)	$(7,712,524)

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2014, the Fund’s qualified late year losses amounted to $1,154,057.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Managed Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Managed Growth & Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund — Approval of New Subadvisory Agreements

At an in-person meeting of the Board of Trustees held on June 11, 2014, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a new investment subadvisory agreement with Nationwide Asset Management, LLC (“NWAM”) (the “New Subadvisory Agreement”). The Trustees were provided with materials relating to NWAM in advance of the meeting. The Trustees considered statements by Nationwide Fund Advisors (“NFA”) to the effect that NWAM would replace BlackRock Investment Management, LLC (“BlackRock”) as investment subadviser to the Fund, and that BlackRock had indicated its desire to discontinue its services as subadviser to the Fund. The Trustees considered statements by NFA to the effect that NWAM’s duties would be identical in scope to those currently provided by BlackRock, as well as information concerning NWAM’s experience and capabilities with respect to the services NWAM would be providing to the Fund. The Trustees further considered that NWAM was willing to provide the services at a substantially lower fee than BlackRock (although NFA, and not the Fund, is responsible for paying the Fund’s subadviser).

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by the NWAM were appropriate and consistent with the terms of the New Subadvisory Agreement.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement for an initial two-year period.

27

Supplemental Information (Continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 17.45%.

The Fund designates $5,957,026, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $1,341,169 or $0.0369 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $46,816 or $0.0013 per outstanding share.

28

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

36

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

37

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Annual Report

December 31, 2014

NVIT CardinalSM Managed Growth Fund

AR-CD-MGR 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Managed Growth Fund (Class II) returned 1.01% versus 7.21% for its composite benchmark, 45% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 50 funds as of December 31, 2014) was 4.60% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments at or near zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

Investments within the Fund’s Volatility Overlay sleeve are dictated by a process that determines whether the Fund should take long or short positions in futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity exposures. Average daily equity exposure of the Fund during 2014 was 70% (10% above the baseline of 60% equity exposure).

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of April 30, 2014.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities and may invest in more-aggressive investments such as derivatives (which create investment leverage and

4

Fund Commentary (con’t.)	NVIT CardinalSM Managed Growth Fund

are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Managed Growth Fund

Objective

Consistent with preservation of capital, the Fund seeks growth primarily and investment income secondarily.

Highlights

•	The NVIT Cardinal Managed Growth Fund (Class II) returned 1.01%, underperforming the benchmark by 6.20% and the Lipper peer category median by 3.59% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 45% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

•	Average daily equity exposure of the Fund during 2014 was 70%, which was 10% over the 60% equity exposure baseline

Asset Allocation†

Equity Funds	58.6%
Fixed Income Funds	38.1%
Other assets in excess of liabilities	3.3%
100.0%

Top Holdings††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.4%
NVIT Short Term Bond Fund, Class Y	15.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.7%
NVIT Core Plus Bond Fund, Class Y	11.9%
NVIT Core Bond Fund, Class Y	11.9%
NVIT Multi-Manager International Value Fund, Class Y	8.0%
NVIT Multi-Manager International Growth Fund, Class Y	6.6%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.2%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.1%
Other Holdings	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Managed Growth Fund

Average Annual Total Return1

(For the period ended December 31, 2014)

	1 Yr.	Inception
Class I	–	1.02%	[2]
Class II	1.01%	6.48%	[3]
Composite Index	7.24%	9.59%
Russell 3000® Index	12.56%	18.90%
MSCI EAFE® Index	(4.90)%	3.72%
Barclays U.S. Aggregate Bond Index	5.97%	1.71%
CPI	0.76%	0.59%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.06%	0.81%
Class II	1.13%	1.01%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Managed Growth Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 45% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® Index.

8

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	974.00	1.09	0.22
	Hypothetical	(b)(c)	1,000.00	1,024.10	1.12	0.22
Class II Shares	Actual	(b)	1,000.00	973.80	2.09	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Managed Growth Fund

Mutual Funds 96.7%

	Shares	Market Value

Equity Funds 58.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,379,217	$48,609,308
NVIT Multi-Manager International Value Fund, Class Y (a)	5,813,805	58,603,155
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	7,480,409	100,686,308
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	10,158,339	119,969,985
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	2,441,023	30,903,349
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,992,275	47,348,385
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	367,583	7,807,468
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,452,112	23,074,058
NVIT Multi-Manager Small Company Fund, Class Y (a)	318,804	7,488,699

Total Equity Funds (cost $457,521,000)		444,490,715

Mutual Funds (continued)

	Shares	Market Value

Fixed Income Funds 38.1%
NVIT Core Bond Fund, Class Y (a)	7,962,860	$86,874,804
NVIT Core Plus Bond Fund, Class Y (a)	7,607,138	87,329,941
NVIT Short Term Bond Fund, Class Y (a)	10,986,308	114,257,603

Total Fixed Income Funds (cost $291,118,894)		288,462,348

Total Mutual Funds (cost $748,639,894)		732,953,063

Total Investments (cost $748,639,894) (b) — 96.7%		732,953,063

Other assets in excess of liabilities — 3.3%		25,077,829

NET ASSETS — 100.0%		$758,030,892

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
114	Mini MSCI EAFE	03/20/15	$10,020,030	$(139,872)
28	Russell 2000 Mini Future	03/20/15	3,361,960	(43,126)
168	S&P 500 E-Mini	03/20/15	17,240,160	(260,543)
43	S&P MID 400 E-Mini	03/20/15	6,228,980	(94,930)

			$36,851,130	$(538,471)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $748,639,894)	$732,953,063
Cash	24,055,123
Receivable for capital shares issued	1,391,800
Receivable for variation margin on futures contracts	1,204,821
Prepaid expenses	580

Total Assets	759,605,387

Liabilities:
Payable for investments purchased	1,322,156
Payable for capital shares redeemed	56
Accrued expenses and other payables:
Investment advisory fees	11,483
Fund administration fees	16,861
Distribution fees	125,074
Administrative servicing fees	75,881
Accounting and transfer agent fees	55
Custodian fees	1,178
Compliance program costs (Note 3)	551
Professional fees	13,665
Printing fees	6,638
Other	897

Total Liabilities	1,574,495

Net Assets	$758,030,892

Represented by:
Capital	$779,874,880
Accumulated net realized losses from affiliated investments and futures transactions	(5,618,686)
Net unrealized appreciation/(depreciation) from investments in affiliates	(15,686,831)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(538,471)

Net Assets	$758,030,892

Net Assets:
Class I Shares	$652,993
Class II Shares	757,377,899

Total	$758,030,892

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	62,820
Class II Shares	72,887,625

Total	72,950,445

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.39
Class II Shares	$10.39

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$11,339,737
Interest income from non-affiliates	14,558
Dividend income from non-affiliates	7,368

Total Income	11,361,663

EXPENSES:
Offering costs	2,132
Investment advisory fees	1,094,924
Fund administration fees	145,957
Distribution fees Class II Shares	1,243,912
Administrative servicing fees Class I Shares (a)	192
Administrative servicing fees Class II Shares	746,349
Professional fees	43,221
Printing fees	20,329
Trustee fees	15,140
Custodian fees	18,606
Accounting and transfer agent fees	1,878
Compliance program costs (Note 3)	1,527
Other	9,362

Total expenses before earnings credit, fees waived, and expenses reimbursed	3,343,529

Earnings credit (Note 5)	(55)
Distribution fees waived—Class II (Note 3)	(248,789)
Expenses reimbursed by adviser (Note 3)	(1,003,613)

Net Expenses	2,091,072

NET INVESTMENT INCOME	9,270,591

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,011,878
Net realized gains from investment transactions with affiliates	754,728
Net realized losses from futures transactions (Note 2)	(15,982,172)

Net realized gains from affiliated investments and futures transactions	15,784,434

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(21,074,303)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,537,592)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(23,611,895)

Net realized/unrealized losses from affiliated investments and futures transactions	(7,827,461)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,443,130

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Year Ended December 31, 2014		Period ended December 31, 2013 (a)
Operations:
Net investment income	$9,270,591		$2,309,768
Net realized gains from affiliated investments and futures transactions	15,784,434		2,703,111
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(23,611,895)		7,386,593

Change in net assets resulting from operations	1,443,130		12,399,472

Distributions to Shareholders From:
Net investment income:
Class I	(17,173	)(b)	–
Class II	(18,823,267)		(3,234,123)
Net realized gains:
Class I	(9,189	)(b)	–
Class II	(11,799,809)		(1,820,136)

Change in net assets from shareholder distributions	(30,649,438)		(5,054,259)

Change in net assets from capital transactions	559,222,981		220,669,006

Change in net assets	530,016,673		228,014,219

Net Assets:
Beginning of year	228,014,219		–

End of year	$758,030,892		$228,014,219

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$662,228	(b)	$–
Dividends reinvested	26,362	(b)	–
Cost of shares redeemed	(5,480	)(b)	–

Total Class I Shares	683,110	(b)	–

Class II Shares
Proceeds from shares issued	534,616,305		215,620,552
Dividends reinvested	30,623,076		5,054,259
Cost of shares redeemed	(6,699,510)		(5,805)

Total Class II Shares	558,539,871		220,669,006

Change in net assets from capital transactions	$559,222,981		$220,669,006

SHARE TRANSACTIONS:
Class I Shares
Issued	60,804	(b)	–
Reinvested	2,522	(b)	–
Redeemed	(506	)(b)	–

Total Class I Shares	62,820	(b)	–

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth Fund
	Year Ended December 31, 2014	Period ended December 31, 2013 (a)
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	49,340,178	20,784,406
Reinvested	2,923,149	475,919
Redeemed	(635,483)	(544)

Total Class II Shares	51,627,844	21,259,781

Total change in shares	51,690,664	21,259,781

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%	$652,993	0.22%	3.93%	(g)	0.42%	2.22%

Class II Shares
Year Ended December 31, 2014 (e)	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%	$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (e)(h)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%	$228,014,219	0.39%	4.02%		0.69%	–

Amount designated as “–” is zero or has been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.
(h)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

17

Notes to Financial Statements (Continued)

December 31, 2014

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contract”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its investment objectives in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

18

Notes to Financial Statements (Continued)

December 31, 2014

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(538,471)
Total		$(538,471)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(15,982,172)
Total	$(15,982,172)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(2,537,592)
Total	$(2,537,592)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

19

Notes to Financial Statements (Continued)

December 31, 2014

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, non-deductible offering costs, and taxable overdistribution. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment income	Accumulated net realized losses from affiliated investments and futures transactions
$(4,562)	$9,569,849	$(9,565,287)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

20

Notes to Financial Statements (Continued)

December 31, 2014

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Effective September 17, 2014, Nationwide Asset Management, LLC (the “Subadviser”) was appointed as subadviser to the Fund. Effective September 16, 2014, BlackRock Investment Management LLC (“BlackRock”) was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.22%.

For the period from January 1, 2014 through September 16, 2014, from these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated subadviser, Blackrock.

For the period from September 17, 2014 through December 31, 2014, from these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $27,082 during the period ended December 31, 2014.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expense, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the

21

Notes to Financial Statements (Continued)

December 31, 2014

corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2013 Amount	Fiscal Year 2014 Amount	Total
$144,009	$1,003,613	$1,147,622

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $145,957 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,527.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $248,789.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and

22

Notes to Financial Statements (Continued)

December 31, 2014

maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $746,541 in administrative services fees from the Fund.

For the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$15,387,837	$38,115,933	$1,148,655	$731,385	$113,378	$2,087,002	$48,609,308
NVIT Multi-Manager International Value Fund, Class Y	19,699,776	47,079,079	1,227,466	1,696,520	78,847	—	58,603,155
NVIT Multi-Manager Large Cap Growth Fund, Class Y	29,262,236	71,684,642	1,482,670	611,431	117,426	5,520,625	100,686,308
NVIT Multi-Manager Large Cap Value Fund, Class Y	35,246,497	91,166,845	3,588,875	1,569,500	349,578	8,917,240	119,969,985
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	8,938,317	23,637,753	156,296	—	13,133	2,932,542	30,903,349
NVIT Multi-Manager Mid Cap Value Fund, Class Y	13,120,862	39,104,130	1,113,989	692,987	100,242	8,156,104	47,348,385
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2,255,570	6,063,165	39,074	—	5,126	844,536	7,807,468
NVIT Multi-Manager Small Cap Value Fund, Class Y	6,695,480	16,895,956	179,914	112,152	24,142	1,656,284	23,074,058
NVIT Multi-Manager Small Company Fund, Class Y	2,244,302	6,019,223	39,074	20,117	5,430	897,545	7,488,699
NVIT Core Bond Fund, Class Y	24,598,356	63,089,275	468,887	2,425,338	(22,113)	—	86,874,804
NVIT Core Plus Bond Fund, Class Y	24,615,401	62,778,816	468,887	2,010,711	(23,206)	—	87,329,941
NVIT Short Term Bond Fund, Class Y	32,865,488	83,246,670	625,182	1,469,596	(7,255)	—	114,257,603

Amounts designated as “—” are zero or have been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $548,881,487 and sales of $10,538,969 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,627,674	$11,021,764	$30,649,438	$—	$30,649,438

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,392,564	$1,661,695	$5,054,259	$—	$5,054,259

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(6,090,077)	$(15,753,911)	$(21,843,988)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$748,706,974	$7,259,068	$(23,012,979)	$(15,753,911)

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2014, the Fund’s qualified late year losses amounted to $6,090,077.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Managed Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Managed Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

NVIT CardinalSM Managed Growth Fund — Approval of New Subadvisory Agreements

At an in-person meeting of the Board of Trustees held on June 11, 2014, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a new investment subadvisory agreement with Nationwide Asset Management, LLC (“NWAM”) (the “New Subadvisory Agreement”). The Trustees were provided with materials relating to NWAM in advance of the meeting. The Trustees considered statements by Nationwide Fund Advisors (“NFA”) to the effect that NWAM would replace BlackRock Investment Management, LLC (“BlackRock”) as investment subadviser to the Fund, and that BlackRock had indicated its desire to discontinue its services as subadviser to the Fund. The Trustees considered statements by NFA to the effect that NWAM’s duties would be identical in scope to those currently provided by BlackRock, as well as information concerning NWAM’s experience and capabilities with respect to the services NWAM would be providing to the Fund. The Trustees further considered that NWAM was willing to provide the services at a substantially lower fee than BlackRock (although NFA, and not the Fund, is responsible for paying the Fund’s subadviser).

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by the NWAM were appropriate and consistent with the terms of the New Subadvisory Agreement.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement for an initial two-year period.

27

Supplemental Information (continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.07%.

The Fund designates $11,021,764, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,354,055 or $0.0460 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $115,875 or $0.0016 per outstanding share.

28

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

36

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

37

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Annual Report

December 31, 2014

NVIT CardinalSM Moderate Fund

AR-CD-MOD 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderate Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Moderate Fund (Class II) returned 4.57% versus 6.42% for its composite benchmark*, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and

the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index and 40% Barclays U.S. Aggregate Bond Index, returned 7.21% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary (con’t.)	NVIT CardinalSM Moderate Fund

NVIT CardinalSM Moderate Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Multi-Manager Large Cap Value Fund Class Y	16.2%	1.71%
NVIT Short Term Bond Fund Class Y	15.8%	0.14%
NVIT Multi-Manager Large Cap Growth Fund Class Y	13.2%	1.37%
NVIT Core Plus Bond Fund Class Y	12.0%	0.64%
NVIT Core Bond Fund Class Y	11.9%	0.61%
NVIT Multi-Manager International Value Fund Class Y	8.4%	-0.84%
NVIT Multi-Manager International Growth Fund Class Y	6.7%	-0.06%
NVIT Multi-Manager Mid Cap Value Fund Class Y	6.2%	1.04%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	4.2%	0.16%
NVIT Multi-Manager Small Cap Value Fund Class Y	3.2%	0.22%
NVIT Multi-Manager Small Cap Growth Fund Class Y	1.1%	0.03%
NVIT Multi-Manager Small Company Fund Class Y	1.1%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Moderate Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Moderate Fund

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights

•	The NVIT Cardinal Moderate Fund (Class II) returned 4.57%, underperforming the composite benchmark by 1.85% and the Lipper peer category median by 0.78% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 45% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

Asset Allocation†

Equity Funds	60.4%
Fixed Income Funds	39.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.2%
NVIT Short Term Bond Fund, Class Y	15.8%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.2%
NVIT Core Plus Bond Fund, Class Y	12.0%
NVIT Core Bond Fund, Class Y	11.9%
NVIT Multi-Manager International Value Fund, Class Y	8.4%
NVIT Multi-Manager International Growth Fund, Class Y	6.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.2%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.2%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.2%
Other Holdings	2.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.66%	8.62%	5.84%
Class II	4.57%	8.53%	5.73%
Composite Index	6.42%	9.42%	6.30%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Former Composite Index	7.21%	9.92%	6.73%
CPI	0.76%	1.33%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.91%	0.91%
Class II	1.16%	1.00%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderate Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market index Definitions page at the back of this book.

*	The Current Composite Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index and 40% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	1,002.60	1.41	0.28
	Hypothetical(b)(c)		1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(b)	1,000.00	1,002.40	1.87	0.37
	Hypothetical(b)(c)		1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Moderate Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 60.4%
NVIT Multi-Manager International Growth Fund, Class Y (a)	18,110,016	$201,021,179
NVIT Multi-Manager International Value Fund, Class Y (a)	24,970,895	251,706,621
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	29,257,969	393,812,259
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	40,922,643	483,296,420
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	9,884,123	125,133,001
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	15,717,891	186,414,191
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,608,964	34,174,386
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	6,084,316	96,679,784
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,332,640	31,303,718

Total Equity Funds (cost $1,463,934,606)		1,803,541,559

Fixed Income Funds 39.6%
NVIT Core Bond Fund, Class Y (a)	32,647,265	356,181,662
NVIT Core Plus Bond Fund, Class Y (a)	31,143,002	357,521,662
NVIT Short Term Bond Fund, Class Y (a)	45,263,689	470,742,365

Total Fixed Income Funds (cost $1,185,971,165)		1,184,445,689

Total Mutual Funds (cost $2,649,905,771)		2,987,987,248

Total Investments (cost $2,649,905,771) (b) — 100.0%		2,987,987,248
Liabilities in excess of other assets — 0.0%†		(931,461)

NET ASSETS — 100.0%		$2,987,055,787

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,649,905,771)	$2,987,987,248
Receivable for capital shares issued	2,740,987
Prepaid expenses	5,001

Total Assets	2,990,733,236

Liabilities:
Payable for investments purchased	2,734,789
Payable for capital shares redeemed	6,198
Accrued expenses and other payables:
Investment advisory fees	486,284
Fund administration fees	57,935
Distribution fees	225,723
Administrative servicing fees	118,442
Accounting and transfer agent fees	687
Custodian fees	9,375
Compliance program costs (Note 3)	2,394
Professional fees	23,433
Printing fees	8,551
Other	3,638

Total Liabilities	3,677,449

Net Assets	$2,987,055,787

Represented by:
Capital	$2,435,496,324
Accumulated undistributed net investment income	48,919,826
Accumulated net realized gains from affiliated investments	164,558,160
Net unrealized appreciation/(depreciation) from investments in affiliates	338,081,477

Net Assets	$2,987,055,787

Net Assets:
Class I Shares	$33,626,104
Class II Shares	2,953,429,683

Total	$2,987,055,787

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,794,835
Class II Shares	245,821,440

Total	248,616,275

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.03
Class II Shares	$12.01

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$53,696,116

Total Income	53,696,116

EXPENSES:
Investment advisory fees	5,720,675
Fund administration fees	679,262
Distribution fees Class II Shares	7,380,076
Administrative servicing fees Class I Shares	15,834
Administrative servicing fees Class II Shares	1,476,053
Professional fees	124,490
Printing fees	20,427
Trustee fees	86,350
Custodian fees	113,046
Accounting and transfer agent fees	2,210
Compliance program costs (Note 3)	9,423
Other	59,499

Total expenses before earnings credit and fees waived	15,687,345

Earnings credit (Note 5)	(2)
Distribution fees waived—Class II (Note 3)	(4,723,282)

Net Expenses	10,964,061

NET INVESTMENT INCOME	42,732,055

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	158,832,696
Net realized gains from investment transactions with affiliates	55,315,559

Net realized gains from affiliated investments	214,148,255

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(123,674,819)

Net realized/unrealized gains from affiliated investments	90,473,436

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$133,205,491

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$42,732,055	$34,865,113
Net realized gains from affiliated investments	214,148,255	99,765,436
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(123,674,819)	299,008,367

Change in net assets resulting from operations	133,205,491	433,638,916

Distributions to Shareholders From:
Net investment income:
Class I	(819,206)	(462,843)
Class II	(70,800,354)	(43,914,083)
Net realized gains:
Class I	(762,894)	(643,865)
Class II	(70,105,160)	(66,045,472)

Change in net assets from shareholder distributions	(142,487,614)	(111,066,263)

Change in net assets from capital transactions	33,876,531	346,300,604

Change in net assets	24,594,408	668,873,257

Net Assets:
Beginning of year	2,962,461,379	2,293,588,122

End of year	$2,987,055,787	$2,962,461,379

Accumulated undistributed net investment income at end of year	$48,919,826	$28,890,970

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,044,282	$6,216,379
Dividends reinvested	1,582,100	1,106,708
Cost of shares redeemed	(2,656,365)	(3,123,622)

Total Class I Shares	3,970,017	4,199,465

Class II Shares
Proceeds from shares issued	62,241,098	283,674,912
Dividends reinvested	140,905,514	109,959,555
Cost of shares redeemed	(173,240,098)	(51,533,328)

Total Class II Shares	29,906,514	342,101,139

Change in net assets from capital transactions	$33,876,531	$346,300,604

SHARE TRANSACTIONS:
Class I Shares
Issued	414,520	544,480
Reinvested	130,418	94,228
Redeemed	(218,026)	(274,435)

Total Class I Shares	326,912	364,273

Class II Shares
Issued	5,099,786	24,847,440
Reinvested	11,636,484	9,381,731
Redeemed	(14,233,932)	(4,456,165)

Total Class II Shares	2,502,338	29,773,006

Total change in shares	2,829,250	30,137,279

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%	0.28%	6.14%
Year Ended December 31, 2013 (c)	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%		$29,785,972	0.28%	1.41%	0.28%	4.60%
Year Ended December 31, 2012 (c)	$9.76	0.13	1.09	1.22	(0.16)	(0.17)	(0.33)	$10.65	12.45%		$22,401,147	0.29%	1.21%	0.29%	9.52%
Year Ended December 31, 2011 (c)	$10.30	0.13	(0.36)	(0.23)	(0.25)	(0.06)	(0.31)	$9.76	(2.25%	)	$18,114,596	0.29%	1.26%	0.29%	8.66%
Year Ended December 31, 2010 (c)	$9.33	0.13	0.93	1.06	(0.09)	–	(0.09)	$10.30	11.42%		$16,991,776	0.29%	1.34%	0.29%	4.41%

Class II Shares
Year Ended December 31, 2014 (c)	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%	0.53%	6.14%
Year Ended December 31, 2013 (c)	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%		$2,932,675,407	0.37%	1.32%	0.53%	4.60%
Year Ended December 31, 2012 (c)	$9.75	0.12	1.09	1.21	(0.15)	(0.17)	(0.32)	$10.64	12.37%		$2,271,186,975	0.38%	1.14%	0.54%	9.52%
Year Ended December 31, 2011 (c)	$10.29	0.13	(0.37)	(0.24)	(0.24)	(0.06)	(0.30)	$9.75	(2.33%	)	$1,888,371,369	0.38%	1.26%	0.54%	8.66%
Year Ended December 31, 2010 (c)	$9.32	0.13	0.92	1.05	(0.08)	–	(0.08)	$10.29	11.37%		$1,347,709,722	0.38%	1.32%	0.54%	4.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated and unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

16

Notes to Financial Statements (Continued)

December 31, 2014

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

17

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$48,916,361	$(48,916,361)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

18

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.19%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $679,262 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $9,423.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $4,723,282.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,491,887 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$210,942,955	$15,555,261	$8,263,441	$4,675,049	$3,791,833	$10,880,214	$201,021,179
NVIT Multi-Manager International Value Fund, Class Y	266,675,514	26,317,000	5,199,358	11,178,431	721,502	—	251,706,621
NVIT Multi-Manager Large Cap Growth Fund, Class Y	395,883,297	32,907,602	44,516,534	2,455,500	16,220,965	27,777,461	393,812,259
NVIT Multi-Manager Large Cap Value Fund, Class Y	484,812,059	52,703,331	51,089,700	6,570,502	17,401,972	45,638,986	483,296,420
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	125,135,103	20,300,639	10,381,270	—	3,448,062	15,083,423	125,133,001
NVIT Multi-Manager Mid Cap Value Fund, Class Y	181,146,921	44,386,923	24,043,499	2,904,082	7,340,456	41,482,842	186,414,191
NVIT Multi-Manager Small Cap Growth Fund, Class Y	33,073,188	6,353,301	1,694,288	—	604,524	4,594,255	34,174,386

20

Notes to Financial Statements (Continued)

December 31, 2014

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager Small Cap Value Fund, Class Y	$95,373,032	$9,307,700	$5,096,819	$625,166	$2,616,849	$8,682,534	$96,679,784
NVIT Multi-Manager Small Company Fund, Class Y	32,872,339	4,792,389	1,773,796	99,408	1,009,643	4,692,981	31,303,718
NVIT Core Bond Fund, Class Y	339,638,622	18,874,144	9,518,701	10,322,403	811,547	—	356,181,662
NVIT Core Plus Bond Fund, Class Y	339,638,621	16,496,350	8,255,330	8,578,009	741,203	—	357,521,662
NVIT Short Term Bond Fund, Class Y	458,173,216	28,673,203	13,853,466	6,287,566	607,003	—	470,742,365

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $276,667,843 and sales of $183,686,202 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

21

Notes to Financial Statements (Continued)

December 31, 2014

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$71,619,560	$70,868,054	$142,487,614	$—	$142,487,614

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,376,926	$66,689,337	$111,066,263	$—	$111,066,263

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$48,919,826	$165,245,137	$214,164,963	$—	$337,394,500	$551,559,463

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,650,592,748	$354,396,787	$(17,002,287)	$337,394,500

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 20.33%.

The Fund designates $70,868,054, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $20,622,574 or $0.0829 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $711,021 or $0.0029 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT CardinalSM Moderately Aggressive Fund

AR-CD-MAG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Moderately Aggressive Fund (Class II) returned 4.56% versus 6.47% for its composite benchmark*, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Multi-Manager Mid Cap Value Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and

the NVIT Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index and 20% Barclays U.S. Aggregate Bond Index, returned 6.73% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Multi-Manager Large Cap Value Fund Class Y	18.9%	2.02%
NVIT Multi-Manager Large Cap Growth Fund Class Y	16.1%	1.69%
NVIT Multi-Manager International Value Fund Class Y	12.7%	-1.21%
NVIT Multi-Manager International Growth Fund Class Y	11.8%	-0.11%
NVIT Core Bond Fund Class Y	7.5%	0.38%
NVIT Core Plus Bond Fund Class Y	7.5%	0.40%
NVIT Multi-Manager Mid Cap Value Fund Class Y	7.1%	1.21%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	5.1%	0.25%
NVIT Short Term Bond Fund Class Y	5.0%	0.04%
NVIT Multi-Manager Small Cap Value Fund Class Y	4.1%	0.29%
NVIT Multi-Manager Small Cap Growth Fund Class Y	2.1%	0.06%
NVIT Multi-Manager Small Company Fund Class Y	2.1%	0.02%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Moderately Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Objective

The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

Highlights

•	The NVIT Cardinal Moderately Aggressive Fund (Class II) returned 4.56%, underperforming the composite benchmark by 1.91% and the Lipper peer category median by 0.94% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 55% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

Asset Allocation†

Equity Funds	80.1%
Fixed Income Funds	19.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.0%
NVIT Multi-Manager International Value Fund, Class Y	12.7%
NVIT Multi-Manager International Growth Fund, Class Y	11.8%
NVIT Core Plus Bond Fund, Class Y	7.5%
NVIT Core Bond Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.1%
NVIT Short Term Bond Fund, Class Y	5.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	4.1%
Other Holdings	4.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.66%	10.08%	6.07%
Class II	4.56%	9.97%	5.98%
Composite Index	6.47%	10.86%	6.50%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Former Composite Index	6.73%	11.04%	6.65%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.99%
Class II	1.24%	1.08%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont’d)	NVIT CardinalSM Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Aggressive Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index and 20% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14[a]	Expense Ratio During Period (%) 07/01/14 - 12/31/14[a]
Class I Shares	Actual	(b)	1,000.00	997.90	1.51	0.30
	Hypothetical	(b),(c)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(b)	1,000.00	997.70	1.96	0.39
	Hypothetical	(b),(c)	1,000.00	1,023.24	1.99	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 80.1%
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,879,062	$54,157,589
NVIT Multi-Manager International Value Fund, Class Y (a)	5,797,989	58,443,732
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,470,879	73,638,028
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	7,396,340	87,350,772
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,838,723	23,278,229
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,745,556	32,562,289
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	446,544	9,484,589
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,189,776	18,905,544
NVIT Multi-Manager Small Company Fund, Class Y (a)	401,440	9,429,827

Total Equity Funds (cost $303,583,128)		367,250,599

Fixed Income Funds 19.9%
NVIT Core Bond Fund, Class Y (a)	3,141,427	34,272,968
NVIT Core Plus Bond Fund, Class Y (a)	2,994,091	34,372,160
NVIT Short Term Bond Fund, Class Y (a)	2,200,241	22,882,502

Total Fixed Income Funds (cost $92,095,566)		91,527,630

Total Mutual Funds (cost $395,678,694)		458,778,229

Total Investments (cost $395,678,694) (b) — 100.0%		458,778,229
Liabilities in excess of other assets — 0.0%†		(163,570)

NET ASSETS — 100.0%		$458,614,659

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $395,678,694)	$458,778,229
Receivable for capital shares issued	307,896
Prepaid expenses	779

Total Assets	459,086,904

Liabilities:
Payable for investments purchased	304,146
Payable for capital shares redeemed	3,750
Accrued expenses and other payables:
Investment advisory fees	77,874
Fund administration fees	11,776
Distribution fees	31,437
Administrative servicing fees	18,518
Accounting and transfer agent fees	92
Custodian fees	1,528
Compliance program costs (Note 3)	377
Professional fees	11,788
Printing fees	6,402
Recoupment fees	3,900
Other	657

Total Liabilities	472,245

Net Assets	$458,614,659

Represented by:
Capital	$343,252,032
Accumulated undistributed net investment income	9,681,379
Accumulated net realized gains from affiliated investments	42,581,713
Net unrealized appreciation/(depreciation) from investments in affiliates	63,099,535

Net Assets	$458,614,659

Net Assets:
Class I Shares	$47,662,660
Class II Shares	410,951,999

Total	$458,614,659

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,285,683
Class II Shares	36,980,123

Total	41,265,806

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.12
Class II Shares	$11.11

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$8,280,891

Total Income	8,280,891

EXPENSES:
Investment advisory fees	937,156
Fund administration fees	140,141
Distribution fees Class II Shares	1,057,343
Administrative servicing fees Class I Shares	22,818
Administrative servicing fees Class II Shares	211,475
Professional fees	32,072
Printing fees	9,050
Trustee fees	13,195
Custodian fees	17,836
Accounting and transfer agent fees	476
Compliance program costs (Note 3)	1,503
Recoupment fees (Note 3)	3,900
Other	11,857

Total expenses before fees waived	2,458,822

Distribution fees waived — Class II (Note 3)	(676,707)

Net Expenses	1,782,115

NET INVESTMENT INCOME	6,498,776

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,858,651
Net realized gains from investment transactions with affiliates	20,996,366

Net realized gains from affiliated investments	52,855,017

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(38,823,671)

Net realized/unrealized gains from affiliated investments	14,031,346

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,530,122

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$6,498,776	$4,972,534
Net realized gains from affiliated investments	52,855,017	43,957,015
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(38,823,671)	46,837,971

Change in net assets resulting from operations	20,530,122	95,767,520

Distributions to Shareholders From:
Net investment income:
Class I	(1,181,755)	(651,634)
Class II	(10,181,360)	(5,942,587)
Net realized gains:
Class I	(3,765,456)	(1,775,745)
Class II	(35,343,222)	(17,707,860)

Change in net assets from shareholder distributions	(50,471,793)	(26,077,826)

Change in net assets from capital transactions	13,052,873	(7,035,458)

Change in net assets	(16,888,798)	62,654,236

Net Assets:
Beginning of year	475,503,457	412,849,221

End of year	$458,614,659	$475,503,457

Accumulated undistributed net investment income at end of year	$9,681,379	$4,864,745

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,297,277	$7,241,404
Dividends reinvested	4,947,211	2,427,379
Cost of shares redeemed	(8,252,459)	(3,854,928)

Total Class I Shares	4,992,029	5,813,855

Class II Shares
Proceeds from shares issued	37,451,267	36,799,952
Dividends reinvested	45,524,582	23,650,447
Cost of shares redeemed	(74,915,005)	(73,299,712)

Total Class II Shares	8,060,844	(12,849,313)

Change in net assets from capital transactions	$13,052,873	$(7,035,458)

SHARE TRANSACTIONS:
Class I Shares
Issued	714,248	645,068
Reinvested	439,815	213,370
Redeemed	(706,348)	(342,059)

Total Class I Shares	447,715	516,379

Class II Shares
Issued	3,152,015	3,279,751
Reinvested	4,050,311	2,083,841
Redeemed	(6,451,621)	(6,594,276)

Total Class II Shares	750,705	(1,230,684)

Total change in shares	1,198,420	(714,305)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%	0.30%	16.21%
Year Ended December 31, 2013 (c)	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%		$45,578,125	0.30%	1.28%	0.30%	13.47%
Year Ended December 31, 2012 (c)	$9.18	0.09	1.25	1.34	(0.13)	(0.26)	(0.39)	$10.13	14.67%		$33,645,683	0.30%	0.94%	0.30%	8.85%
Year Ended December 31, 2011 (c)	$9.95	0.10	(0.54)	(0.44)	(0.24)	(0.09)	(0.33)	$9.18	(4.57%	)	$28,354,511	0.30%	1.06%	0.30%	13.96%
Year Ended December 31, 2010 (c)	$8.84	0.10	1.07	1.17	(0.06)	–	(0.06)	$9.95	13.50%		$26,058,874	0.30%	1.14%	0.31%	5.62%

Class II Shares
Year Ended December 31, 2014 (c)	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%	0.55%	16.21%
Year Ended December 31, 2013 (c)	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%		$429,925,332	0.39%	1.11%	0.55%	13.47%
Year Ended December 31, 2012 (c)	$9.17	0.08	1.25	1.33	(0.12)	(0.26)	(0.38)	$10.12	14.59%		$379,203,538	0.39%	0.81%	0.55%	8.85%
Year Ended December 31, 2011 (c)	$9.94	0.09	(0.54)	(0.45)	(0.23)	(0.09)	(0.32)	$9.17	(4.67%	)	$353,002,030	0.39%	0.91%	0.55%	13.96%
Year Ended December 31, 2010 (c)	$8.84	0.11	1.05	1.16	(0.06)	–	(0.06)	$9.94	13.31%		$389,725,340	0.39%	1.21%	0.56%	5.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account

16

Notes to Financial Statements (Continued)

December 31, 2014

significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$9,680,973	$(9,680,973)

Amount designated as “—” is zero or has been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

18

Notes to Financial Statements (Continued)

December 31, 2014

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$16,371	$2,429	$0	$18,800

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2014, the Fund reimbursed NFA in the amount of $3,900.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $140,141 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,503.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of The Trust and NFD have entered into a written contract waiving of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $676,707.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $ 234,293 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$57,232,773	$7,053,764	$5,434,302	$1,260,230	$2,828,573	$2,954,315	$54,157,589
NVIT Multi-Manager International Value Fund, Class Y	61,989,430	11,371,406	6,509,264	2,580,228	1,148,676	—	58,443,732
NVIT Multi-Manager Large Cap Growth Fund, Class Y	76,259,401	8,702,085	13,061,308	458,755	5,068,278	5,361,700	73,638,028
NVIT Multi-Manager Large Cap Value Fund, Class Y	90,529,371	11,868,017	14,435,016	1,185,681	5,148,266	8,507,630	87,350,772
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	23,936,176	5,428,780	4,252,912	—	1,384,972	2,901,026	23,278,229
NVIT Multi-Manager Mid Cap Value Fund, Class Y	33,449,489	8,290,863	6,425,248	512,935	2,020,475	7,500,776	32,562,289
NVIT Multi-Manager Small Cap Growth Fund, Class Y	9,666,205	3,041,681	2,233,967	—	1,037,134	1,364,003	9,484,589
NVIT Multi-Manager Small Cap Value Fund, Class Y	19,124,447	2,922,780	2,583,862	124,532	1,084,709	1,794,972	18,905,544
NVIT Multi-Manager Small Company Fund, Class Y	9,666,205	2,033,710	879,762	29,759	341,031	1,474,229	9,429,827

20

Notes to Financial Statements (Continued)

December 31, 2014

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Core Bond Fund, Class Y	$35,225,872	$6,857,770	$8,587,567	$995,532	$439,330	$—	$34,272,968
NVIT Core Plus Bond Fund, Class Y	35,227,287	6,065,177	7,915,645	827,041	377,849	—	34,372,160
NVIT Short Term Bond Fund, Class Y	23,359,028	3,508,644	3,885,974	306,198	117,073	—	22,882,502

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $77,144,677 and sales of $76,204,827 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

21

Notes to Financial Statements (Continued)

December 31, 2014

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,363,115	$39,108,678	$50,471,793	$—	$50,471,793

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,594,221	$19,483,605	$26,077,826	$—	$26,077,826

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$9,681,379	$43,186,312	$52,867,691	$—	$62,494,936	$115,362,627

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$396,283,293	$66,101,424	$(3,606,488)	$62,494,936

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.50%.

The Fund designates $39,108,678, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $5,146,293 or $0.1247 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $180,556 or $0.0044 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT CardinalSM Moderately Conservative Fund

AR-CD-MCON 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Conservative Fund

For the annual period ended December 31, 2014, the NVIT Cardinal Moderately Conservative Fund (Class II) returned 4.08% versus 5.48% for its composite benchmark*, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000 Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Large Cap Growth Fund, along with the NVIT Core Plus Bond Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the reporting period. The Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT

Multi-Manager International Growth Fund posted negative returns and were the largest detractors from overall Fund returns during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index and 60% Barclays U.S. Aggregate Bond Index, returned 6.80% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Commentary (con’t)	NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Moderately Conservative Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Short Term Bond Fund Class Y	27.0%	0.23%
NVIT Core Bond Fund Class Y	15.1%	0.77%
NVIT Core Plus Bond Fund Class Y	15.1%	0.80%
NVIT Multi-Manager Large Cap Value Fund Class Y	12.9%	1.39%
NVIT Multi-Manager Large Cap Growth Fund Class Y	9.0%	0.95%
NVIT Multi-Manager International Value Fund Class Y	5.9%	-0.56%
NVIT Multi-Manager Mid Cap Value Fund Class Y	4.1%	0.69%
NVIT Multi-Manager International Growth Fund Class Y	3.9%	-0.04%
NVIT Multi-Manager Mid Cap Growth Fund Class Y	3.0%	0.08%
Nationwide Inflation-Protected Securities Fund Class I	2.0%	0.11%
NVIT Multi-Manager Small Cap Value Fund Class Y	1.0%	0.07%
NVIT Multi-Manager Small Company Fund Class Y	1.0%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Cardinal Moderately Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Objective

The Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Highlights

•	The NVIT Cardinal Moderately Conservative Fund (Class II) returned 4.08%, underperforming the composite benchmark by 1.40% and the Lipper peer category median by 1.27% during the reporting period

•

The Fund’s underlying investments in U.S. stocks and U.S. intermediate-term bonds together accounted for about 65% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Core Plus Bond Fund were the largest positive contributors to overall Fund performance during the reporting period

•	Only the Fund’s underlying investments in the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager International Growth Fund posted negative returns during the reporting period

Asset Allocation†

Fixed Income Funds	60.1%
Equity Funds	39.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	27.0%
NVIT Core Bond Fund, Class Y	15.1%
NVIT Core Plus Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.0%
NVIT Multi-Manager International Value Fund, Class Y	5.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.0%
NVIT Multi-Manager International Growth Fund, Class Y	3.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.0%
Other Holdings	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.17%	6.84%	5.24%
Class II	4.08%	6.74%	5.17%
Composite Index	5.48%	7.38%	5.52%
Russell 3000® Index	12.56%	15.63%	9.19%
MSCI EAFE® Index	(4.90)%	5.33%	0.91%
Barclays US Aggregate Bond Index	5.97%	4.45%	4.65%
Barclays 1-3 Year Government/Credit Bond Index	0.64%	1.09%	1.57%
Former Composite Index	6.80%	8.19%	6.22%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.84%	0.84%
Class II	1.09%	0.93%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Conservative Fund since inception through 12/31/14 versus performance of the Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Yr Govt/Credit Bond Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index and 60% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	1,001.90	1.46	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(b)	1,000.00	1,001.90	1.92	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT CardinalSM Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 39.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,147,209	$34,934,021
NVIT Multi-Manager International Value Fund, Class Y (a)	5,216,647	52,583,797
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,950,317	80,091,265
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	9,806,808	115,818,397
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	1,426,595	18,060,689
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,050,862	36,183,224
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	585,346	9,301,142
NVIT Multi-Manager Small Company Fund, Class Y (a)	390,749	9,178,690

Total Equity Funds (cost $293,767,461)		356,151,225

Fixed Income Funds 60.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	2,800,196	26,545,855
NVIT Core Bond Fund, Class Y (a)	12,321,235	134,424,675
NVIT Core Plus Bond Fund, Class Y (a)	11,706,790	134,393,953
NVIT Short Term Bond Fund, Class Y (a)	23,185,132	241,125,372

Total Fixed Income Funds (cost $539,434,542)		536,489,855

Total Mutual Funds (cost $833,202,003)		892,641,080

Total Investments (cost $833,202,003) (b) — 100.0%		892,641,080
Liabilities in excess of other assets — 0.0%††		(297,832)

NET ASSETS — 100.0%		$892,343,248

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

10

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2014

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $833,202,003)	$892,641,080
Receivable for capital shares issued	354,272
Prepaid expenses	1,441

Total Assets	892,996,793

Liabilities:
Payable for investments purchased	352,158
Payable for capital shares redeemed	2,114
Accrued expenses and other payables:
Investment advisory fees	151,691
Fund administration fees	19,711
Distribution fees	67,683
Administrative servicing fees	35,262
Accounting and transfer agent fees	180
Custodian fees	2,727
Compliance program costs (Note 3)	710
Professional fees	13,511
Printing fees	6,641
Other	1,157

Total Liabilities	653,545

Net Assets	$892,343,248

Represented by:
Capital	$789,021,474
Accumulated undistributed net investment income	9,775,120
Accumulated net realized gains from affiliated investments	34,107,577
Net unrealized appreciation/(depreciation) from investments in affiliates	59,439,077

Net Assets	$892,343,248

Net Assets:
Class I Shares	$7,647,140
Class II Shares	884,696,108

Total	$892,343,248

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	667,233
Class II Shares	77,219,116

Total	77,886,349

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.46
Class II Shares	$11.46

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$16,258,085

Total Income	16,258,085

EXPENSES:
Investment advisory fees	1,751,110
Fund administration fees	227,390
Distribution fees Class II Shares	2,171,341
Administrative servicing fees Class I Shares	3,507
Administrative servicing fees Class II Shares	434,279
Professional fees	47,468
Printing fees	11,540
Trustee fees	25,301
Custodian fees	33,116
Accounting and transfer agent fees	747
Compliance program costs (Note 3)	2,802
Other	20,055

Total expenses before earnings credit and fees waived	4,728,656

Earnings credit (Note 5)	(1)
Distribution fees waived—Class II (Note 3)	(1,389,667)

Net Expenses	3,338,988

NET INVESTMENT INCOME	12,919,097

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	30,621,442
Net realized gains from investment transactions with affiliates	13,289,805

Net realized gains from affiliated investments	43,911,247

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(22,358,764)

Net realized/unrealized gains from affiliated investments	21,552,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,471,580

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$12,919,097	$11,129,614
Net realized gains from affiliated investments	43,911,247	30,517,984
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(22,358,764)	43,005,298

Change in net assets resulting from operations	34,471,580	84,652,896

Distributions to Shareholders From:
Net investment income:
Class I	(181,957)	(108,813)
Class II	(20,614,215)	(13,969,340)
Net realized gains:
Class I	(187,089)	(120,662)
Class II	(22,450,767)	(16,543,535)

Change in net assets from shareholder distributions	(43,434,028)	(30,742,350)

Change in net assets from capital transactions	52,351,911	54,345,052

Change in net assets	43,389,463	108,255,598

Net Assets:
Beginning of year	848,953,785	740,698,187

End of year	$892,343,248	$848,953,785

Accumulated undistributed net investment income at end of year	$9,775,120	$7,877,940

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,433,415	$1,793,524
Dividends reinvested	369,046	229,475
Cost of shares redeemed	(1,401,925)	(1,026,288)

Total Class I Shares	1,400,536	996,711

Class II Shares
Proceeds from shares issued	62,033,764	68,131,143
Dividends reinvested	43,064,982	30,512,875
Cost of shares redeemed	(54,147,371)	(45,295,677)

Total Class II Shares	50,951,375	53,348,341

Change in net assets from capital transactions	$52,351,911	$54,345,052

SHARE TRANSACTIONS:
Class I Shares
Issued	207,815	158,029
Reinvested	31,911	20,115
Redeemed	(119,518)	(90,014)

Total Class I Shares	120,208	88,130

Class II Shares
Issued	5,287,661	6,015,752
Reinvested	3,726,284	2,677,027
Redeemed	(4,621,617)	(4,010,275)

Total Class II Shares	4,392,328	4,682,504

Total change in shares	4,512,536	4,770,634

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%	0.29%	8.83%
Year Ended December 31, 2013 (c)	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%	0.30%	10.12%
Year Ended December 31, 2012 (c)	$10.15	0.18	0.84	1.02	(0.18)	(0.19)	(0.37)	$10.80	10.13%		$4,955,966	0.30%	1.69%	0.30%	11.52%
Year Ended December 31, 2011 (c)	$10.51	0.17	(0.19)	(0.02)	(0.28)	(0.06)	(0.34)	$10.15	(0.28%	)	$3,220,916	0.30%	1.64%	0.30%	12.05%
Year Ended December 31, 2010 (c)	$9.75	0.15	0.74	0.89	(0.11)	(0.02)	(0.13)	$10.51	9.31%		$2,715,207	0.30%	1.46%	0.31%	4.76%

Class II Shares
Year Ended December 31, 2014 (c)	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%	0.54%	8.83%
Year Ended December 31, 2013 (c)	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%	0.55%	10.12%
Year Ended December 31, 2012 (c)	$10.15	0.16	0.85	1.01	(0.17)	(0.19)	(0.36)	$10.80	10.04%		$735,742,221	0.39%	1.49%	0.55%	11.52%
Year Ended December 31, 2011 (c)	$10.51	0.16	(0.19)	(0.03)	(0.27)	(0.06)	(0.33)	$10.15	(0.27%	)	$567,581,529	0.39%	1.53%	0.55%	12.05%
Year Ended December 31, 2010 (c)	$9.76	0.15	0.73	0.88	(0.11)	(0.02)	(0.13)	$10.51	9.03%		$413,845,909	0.39%	1.50%	0.56%	4.76%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to- maturity

16

Notes to Financial Statements (Continued)

December 31, 2014

for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

17

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$9,774,255	$(9,774,255)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

18

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $227,390 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $2,802.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such distribution fees by NFD amounted to $1,389,667.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $437,786 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager International Growth Fund, Class Y	$35,012,688	$4,213,275	$1,386,769	$779,408	$431,206	$1,821,720	$34,934,021
NVIT Multi-Manager International Value Fund, Class Y	51,896,395	10,161,221	2,208,380	2,214,434	484,358	—	52,583,797
NVIT Multi-Manager Large Cap Growth Fund, Class Y	77,663,229	9,684,671	9,289,812	502,268	3,377,085	5,609,737	80,091,265
NVIT Multi-Manager Large Cap Value Fund, Class Y	111,632,558	18,285,345	13,458,770	1,575,455	4,452,103	10,820,629	115,818,397
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	18,040,500	3,728,150	2,364,643	—	654,612	2,165,773	18,060,689

20

Notes to Financial Statements (Continued)

December 31, 2014

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT Multi-Manager Mid Cap Value Fund, Class Y	35,145,520	8,683,642	4,794,764	566,750	1,468,016	7,988,993	36,183,224
NVIT Multi-Manager Small Cap Value Fund, Class Y	9,240,403	908,511	576,560	60,745	234,348	838,542	9,301,142
NVIT Multi-Manager Small Company Fund, Class Y	9,266,678	1,502,155	271,891	28,931	105,619	1,376,048	9,178,690
Nationwide Inflation-Protected Securities Fund, Institutional Class	—	26,732,646	185,641	173,455	3,432	—	26,545,855
NVIT Core Bond Fund, Class Y	137,412,111	11,195,025	17,111,562	3,903,567	1,063,723	—	134,424,675
NVIT Core Plus Bond Fund, Class Y	137,442,160	9,454,041	16,319,296	3,231,857	786,803	—	134,393,953
NVIT Short Term Bond Fund, Class Y	226,480,986	25,444,473	9,548,257	3,221,215	228,500	—	241,125,372

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $129,993,155 and sales of $77,516,345 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

21

Notes to Financial Statements (Continued)

December 31, 2014

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,796,172	$22,637,856	$43,434,028	$—	$43,434,028

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,174,113	$16,568,237	$30,742,350	$—	$30,742,350

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$9,778,552	$34,133,252	$43,911,804	$—	$59,409,970	$103,321,774

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$833,231,110	$66,647,417	$(7,237,447)	$59,409,970

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 16.29%.

The Fund designates $22,637,856, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,784,199 or $0.04859 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $127,931 or $0.0016 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT Government Bond Fund

AR-GB 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Government Bond Fund

For the annual period ended December 31, 2014, the NVIT Government Bond Fund (Class I) returned 4.57% versus 5.88% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 50 funds as of December 31, 2014) was 4.60% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several key themes, including geopolitical events, central bank actions, U.S. elections and plunging oil prices contributed to a volatile year in the capital markets in 2014.

Globally, surging conflicts in the Middle East and in Ukraine, as well as civil unrest in Hong Kong, created uncertainty and at times significant market movement. Specifically, U.S. Treasurys became the flight-to-quality trade, driving the yield on 10-year Treasury notes lower during much of the reporting period and closing lower by nearly 100 basis points relative to the start of 2014. Geopolitical influences on the capital markets, however, tend to be short-lived, with business cycle, fundamental and technical factors ultimately driving the value of assets.

As many market observers had expected, in October 2014 the Federal Reserve concluded its quantitative easing (QE) program of monthly open-market purchases of government and federal Agency securities. This strategy was an effort to hold interest rates low to stimulate the U.S. economy. Fed-controlled short-term rates remained low and the market focus shifted to anticipation of when the Fed will begin tightening monetary policy. Growth in the U.S. economy was strong by the end of 2014, and there have been meaningful and broad gains in employment. The collapse of commodity prices during the second half of the year, however, particularly in the energy space, resulted in less inflationary pressure as 2014 progressed. This softened inflationary environment, when combined with still less than full employment participation rates, potentially has lengthened the time until the Fed begins to tighten monetary policy.

During the reporting period, the Fund held out-of-benchmark positions in Agency mortgage-backed securities (MBS). The Fund’s MBS position provided the most positive contribution to Fund performance for the period.

Nominal U.S. Treasurys were underweighted in the Fund throughout the reporting period, which detracted from Fund performance relative to the benchmark. Treasurys benefited during the reporting period from market demand for liquidity and quality due to the effect of multiple geopolitical events.

The Fund’s duration was maintained shorter than that of the benchmark during the reporting period on the view that interest rates would gradually rise in response to further growth in the U.S. economy. We maintained an underweight in the Fund in intermediate-term U.S. Treasurys and an overweight in the 10+-year sector of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) for most of the reporting period, in a curve-flattening posture.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Government Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•	The NVIT Government Bond Fund (Class I) returned 4.57%, underperforming the benchmark by 1.31% and the Lipper peer category median by 0.03% during the reporting period

•	The Fund’s MBS position provided the most positive contribution to Fund performance for the reporting period

•	Nominal U.S. Treasurys were underweighted in the Fund throughout the reporting period, which detracted from Fund performance relative to the benchmark

Asset Allocation†

U.S. Treasury Notes	28.5%
U.S. Government Sponsored & Agency Obligations	26.3%
U.S. Government Mortgage Backed Agencies	20.1%
Collateralized Mortgage Obligations	14.4%
U.S. Treasury Bonds	9.8%
Other assets in excess of liabilities	0.9%
100.0%

Top Holdings††

Federal National Mortgage Association REMICS, 2.50%, 09/25/42	8.9%
Private Export Funding Corp., 5.45%, 09/15/17	6.1%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/23	5.9%
Tennessee Valley Authority, 7.13%, 05/01/30	5.7%
U.S. Treasury Notes, 1.50%, 05/31/19	5.5%
U.S. Treasury Notes, 3.13%, 05/15/19	5.5%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust, 5.13%, 04/19/17	5.0%
U.S. Treasury Notes, 2.13%, 08/31/20	4.6%
U.S. Treasury Inflation Indexed Bonds, 2.50%, 01/15/29	4.1%
U.S. Treasury Bonds, 2.88%, 05/15/43	4.0%
Other Holdings	44.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

5

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For years ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	4.57%	3.05%	3.93%	–
Class II	4.31%	2.80%	3.67%	–
Class IV	4.58%	3.05%	3.92%	–
Class Y2	–	–	–	2.53%	[2]
BofAML AAA U.S. Treasury/Agency Master Index	5.88%	3.84%	4.36%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

Expense Ratio^
Class I	0.70%
Class II	0.95%
Class IV	0.70%
Class Y	0.55%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value($) 12/31/14	Expenses Paid During Period ($) 07/01/14 -12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,013.10	3.45	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class II Shares	Actual	(a)	1,000.00	1,012.20	4.72	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Class IV Shares	Actual	(a)	1,000.00	1,013.10	3.45	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class Y Shares	Actual	(a)	1,000.00	1,014.20	2.74	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.48	2.75	0.54

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Government Bond Fund

Collateralized Mortgage Obligations 14.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp.
REMICS Series 2468, Class TE, 5.50%, 07/15/17	$519,776	$543,197
Series 2517, Class BH, 5.50%, 10/15/17	1,022,136	1,072,657
Series 2509, Class LK, 5.50%, 10/15/17	1,479,936	1,550,333
Series 2985, Class JR, 4.50%, 06/15/25	9,263,643	9,873,795
Series 2922, Class GA, 5.50%, 05/15/34	2,517,141	2,734,981
Federal National Mortgage Association REMICS
Series 2003-64, Class HQ, 5.00%, 07/25/23	3,625,565	3,935,900
Series 1993-149, Class M, 7.00%, 08/25/23	829,862	925,871
Series 2005-40, Class YG, 5.00%, 05/25/25	9,254,240	9,881,007
Series 2003-66, Class AP, 3.50%, 11/25/32	101,359	102,384
Series 2013-59, Class MX, 2.50%, 09/25/42	47,967,505	48,363,390

Total Collateralized Mortgage Obligations (cost $77,279,931)		78,983,515

U.S. Government Mortgage Backed Agencies 20.1%
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 847558 2.88%, 06/01/35 (a)	4,388,957	4,704,392
Pool# 1G2082 4.63%, 07/01/37 (a)	169,595	181,505
Federal National Mortgage Association Pool
Pool# 383661 6.62%, 06/01/16	8,966,747	9,422,757
Pool# 462260 5.60%, 09/01/18	3,321,030	3,317,325
Pool# 874142 5.56%, 12/01/21	10,987,199	12,694,884
Pool# 932840 3.50%, 12/01/25	1,759,761	1,863,559
Pool# AB2514 3.50%, 03/01/26	3,239,003	3,430,054
Pool# AK8393 2.50%, 03/01/27	2,195,592	2,243,277
Pool# AV7733 3.50%, 01/01/29	6,331,990	6,741,096
Pool# 745684 2.27%, 04/01/34 (a)	7,843,166	8,316,815

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 790760 2.16%, 09/01/34 (a)	$2,714,320	$2,894,554
Pool# 799144 1.79%, 04/01/35 (a)	972,380	1,010,953
Pool# 822705 2.28%, 04/01/35 (a)	898,674	957,490
Pool# 821377 2.09%, 05/01/35 (a)	2,208,558	2,357,678
Pool# 815217 2.11%, 05/01/35 (a)	1,621,807	1,732,832
Pool# 783609 2.37%, 05/01/35 (a)	1,567,492	1,680,148
Pool# 826181 2.15%, 07/01/35 (a)	4,730,210	5,023,795
Pool# 873932 6.31%, 08/01/36	7,524,193	8,857,630
Pool# 745866 2.25%, 09/01/36 (a)	11,306,814	12,028,483
Government National Mortgage Association I Pool
Pool# 711052 3.50%, 12/15/24	103,664	110,329
Pool# 748484 3.50%, 08/15/25	559,583	595,563
Pool# 682492 3.50%, 10/15/25	1,767,955	1,881,629
Pool# 719433 3.50%, 10/15/25	940,869	1,001,069
Pool# 682497 3.50%, 11/15/25	1,582,704	1,683,973
Pool# 705178 3.50%, 11/15/25	550,962	586,214
Pool# 707690 3.50%, 11/15/25	620,532	660,431
Pool# 733504 3.50%, 11/15/25	1,933,843	2,057,579
Pool# 740930 3.50%, 11/15/25	672,792	715,840
Pool# 742371 3.50%, 11/15/25	636,024	676,719
Pool# 749618 3.50%, 11/15/25	1,974,397	2,100,728
Pool# 750403 3.50%, 11/15/25	412,384	438,770
Pool# 682502 3.50%, 12/15/25	1,312,671	1,396,661
Pool# 755650 3.50%, 12/15/25	6,319,447	6,723,793

Total U.S. Government Mortgage Backed Agencies (cost $103,638,274)		110,088,525

9

Statement of Investments (Continued)

December 31, 2014

NVIT Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 26.3%

	Principal Amount	Market Value

Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 5.13%, 04/19/17 (b)	$25,000,000	$27,286,155
Federal Home Loan Bank 1.63%, 06/14/19	15,000,000	14,969,834
Federal National Mortgage Association 6.09%, 09/27/27	10,000,000	13,469,993
Lightship Tankers III LLC 6.50%, 06/14/24	4,818,000	5,522,136
Private Export Funding Corp.
5.45%, 09/15/17	30,000,000	33,302,040
2.25%, 12/15/17	13,000,000	13,366,006
2.45%, 07/15/24	5,500,000	5,347,278
Tennessee Valley Authority 7.13%, 05/01/30	20,721,000	30,742,434
U.S. Department of Housing and Urban Development 7.08%, 08/01/16	10,000	10,049

Total U.S. Government Sponsored & Agency Obligations (cost $139,487,773)		144,015,925

U.S. Treasury Bonds 9.8%
U.S. Treasury Bonds, 2.88%, 05/15/43	21,000,000	21,492,187
U.S. Treasury Inflation Indexed Bonds
2.50%, 01/15/29 (c)	16,000,000	22,007,012
0.63%, 02/15/43 (c)	10,750,000	10,470,329

Total U.S. Treasury Bonds (cost $53,764,451)		53,969,528

U.S. Treasury Notes 28.5%
U.S. Treasury Inflation Indexed Notes
1.38%, 07/15/18 (c)	10,500,000	12,108,478
0.13%, 01/15/23 (c)	32,000,000	31,877,553
U.S. Treasury Notes
1.50%, 02/28/19	18,000,000	18,005,625
3.13%, 05/15/19	27,750,000	29,584,103
1.50%, 05/31/19	30,000,000	29,925,000
2.13%, 08/31/20	24,350,000	24,768,516
2.00%, 09/30/20	10,000,000	10,096,875

Total U.S. Treasury Notes (cost $160,064,652)		156,366,150

Market Value

Total Investments (cost $534,235,081) (d) — 99.1%	$543,423,643
Other assets in excess of liabilities — 0.9%	4,938,012

NET ASSETS — 100.0%	$548,361,655

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $27,286,155 which represents 4.98% of net assets.

(c)	Principal amounts are not adjusted for inflation.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Government Bond Fund
Assets:
Investments, at value (cost $534,235,081)	$543,423,643
Cash	2,449,590
Interest receivable	2,689,210
Receivable for investments sold	92,191
Receivable for capital shares issued	1,280,635
Prepaid expenses	1,003

Total Assets	549,936,272

Liabilities:
Payable for capital shares redeemed	1,198,594
Accrued expenses and other payables:
Investment advisory fees	225,708
Fund administration fees	17,488
Distribution fees	623
Administrative servicing fees	97,491
Accounting and transfer agent fees	517
Custodian fees	1,874
Compliance program costs (Note 3)	454
Professional fees	21,219
Printing fees	9,718
Other	931

Total Liabilities	1,574,617

Net Assets	$548,361,655

Represented by:
Capital	$543,613,615
Accumulated undistributed net investment income	629,993
Accumulated net realized losses from investments	(5,070,515)
Net unrealized appreciation/(depreciation) from investments	9,188,562

Net Assets	$548,361,655

Net Assets:
Class I Shares	$527,959,510
Class II Shares	2,920,423
Class IV Shares	17,471,473
Class Y Shares	10,249

Total	$548,361,655

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	47,711,105
Class II Shares	264,636
Class IV Shares	1,579,570
Class Y Shares	926

Total	49,556,237

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.07
Class II Shares	$11.04
Class IV Shares	$11.06
Class Y Shares	$11.07

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$14,179,215
Dividend income	3,695

Total Income	14,182,910

EXPENSES:
Investment advisory fees	2,866,326
Fund administration fees	210,506
Distribution fees Class II Shares	7,968
Administrative servicing fees Class I Shares	849,072
Administrative servicing fees Class II Shares	4,781
Administrative servicing fees Class III Shares (a)	4,270
Administrative servicing fees Class IV Shares	27,254
Professional fees	47,068
Printing fees	23,533
Trustee fees	16,762
Custodian fees	21,571
Accounting and transfer agent fees	4,776
Compliance program costs (Note 3)	1,870
Other	16,120

Total expenses before earnings credit and fees waived	4,101,877

Earnings credit (Note 4)	(78)
Investment advisory fees waived (Note 3)	(73,786)

Net Expenses	4,028,013

NET INVESTMENT INCOME	10,154,897

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(766,078)
Net change in unrealized appreciation/(depreciation) from investments	17,329,373

Net realized/unrealized gains from investments	16,563,295

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,718,192

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$10,154,897		$11,691,607
Net realized losses from investments	(766,078)		(2,445,958)
Net change in unrealized appreciation/(depreciation) from investments	17,329,373		(40,200,713)

Change in net assets resulting from operations	26,718,192		(30,955,064)

Distributions to Shareholders From:
Net investment income:
Class I	(10,901,747)		(12,397,563)
Class II	(54,034)		(62,501)
Class III (a)	(67,539)		(202,417)
Class IV	(357,450)		(378,586)
Class Y	(135	)(b)	–
Net realized gains:
Class I	–		(7,432,905)
Class II	–		(44,758)
Class III (a)	–		(132,405)
Class IV	–		(221,806)
Class Y	–		–

Change in net assets from shareholder distributions	(11,380,905)		(20,872,941)

Change in net assets from capital transactions	(93,672,115)		(129,117,464)

Change in net assets	(78,334,828)		(180,945,469)

Net Assets:
Beginning of year	626,696,483		807,641,952

End of year	$548,361,655		$626,696,483

Accumulated undistributed (distributions in excess of) net investment income at end of year	$629,993		$1,159,657

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$68,478,424		$80,990,665
Proceeds from shares issued from class conversion	8,564,855		–
Dividends reinvested	10,901,747		19,830,468
Cost of shares redeemed	(169,490,581)		(219,052,422)

Total Class I Shares	(81,545,555)		(118,231,289)

Class II Shares
Proceeds from shares issued	121,381		320,295
Dividends reinvested	54,034		107,259
Cost of shares redeemed	(797,973)		(1,224,538)

Total Class II Shares	(622,558)		(796,984)

Class III Shares (a)
Proceeds from shares issued	576,246		4,319,140
Dividends reinvested	67,539		334,822
Cost of shares redeemed in class conversion	(8,564,855)		–
Cost of shares redeemed	(1,898,520)		(13,037,019)

Total Class III Shares	(9,819,590)		(8,383,057)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

13

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$593,515	$2,493,865
Dividends reinvested	357,450	600,392
Cost of shares redeemed	(2,645,512)	(4,800,391)

Total Class IV Shares	(1,694,547)	(1,706,134)

Class Y Shares
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	135 (b)	–
Cost of shares redeemed	– (b)	–

Total Class Y Shares	10,135 (b)	–

Change in net assets from capital transactions	$(93,672,115)	$(129,117,464)

SHARE TRANSACTIONS:
Class I Shares
Issued	6,176,862	7,177,170
Issued in class conversion	784,062	–
Reinvested	991,404	1,813,875
Redeemed	(15,340,713)	(19,434,655)

Total Class I Shares	(7,388,385)	(10,443,610)

Class II Shares
Issued	11,135	28,932
Reinvested	4,931	9,838
Redeemed	(72,738)	(109,174)

Total Class II Shares	(56,672)	(70,404)

Class III Shares (a)
Issued	52,563	383,975
Reinvested	6,196	30,598
Redeemed in class conversion	(783,445)	–
Redeemed	(173,917)	(1,155,206)

Total Class III Shares	(898,603)	(740,633)

Class IV Shares
Issued	53,901	221,741
Reinvested	32,530	54,923
Redeemed	(240,124)	(421,904)

Total Class IV Shares	(153,693)	(145,240)

Class Y Shares
Issued	914 (b)	–
Reinvested	12 (b)	–
Redeemed	– (b)	–

Total Class Y Shares	926 (b)	–

Total change in shares	(8,496,427)	(11,399,887)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013 (e)	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012 (e)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	$11.63	3.06%		$762,193,954	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011 (e)	$11.49	0.31	0.52	0.83	(0.35)	(0.04)	(0.39)	$11.93	7.25%		$822,948,756	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010 (e)	$11.74	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	$11.49	4.78%		$914,319,283	0.69%	3.01%	0.69%	98.86%

Class II Shares
Year Ended December 31, 2014 (e)	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013 (e)	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%
Year Ended December 31, 2012 (e)	$11.89	0.20	0.13	0.33	(0.23)	(0.40)	(0.63)	$11.59	2.76%		$4,541,520	0.94%	1.67%	0.94%	84.84%
Year Ended December 31, 2011 (e)	$11.45	0.28	0.52	0.80	(0.32)	(0.04)	(0.36)	$11.89	7.00%		$5,860,810	0.93%	2.42%	0.93%	87.44%
Year Ended December 31, 2010 (e)	$11.70	0.33	0.19	0.52	(0.32)	(0.45)	(0.77)	$11.45	4.52%		$7,951,647	0.94%	2.77%	0.94%	98.86%

Class IV Shares
Year Ended December 31, 2014 (e)	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013 (e)	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012 (e)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	$11.63	3.06%		$21,839,388	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011 (e)	$11.48	0.31	0.53	0.84	(0.35)	(0.04)	(0.39)	$11.93	7.35%		$23,844,005	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010 (e)	$11.73	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	$11.48	4.78%		$28,391,287	0.69%	3.00%	0.69%	98.86%

Class Y Shares
Period Ended December 31, 2014 (e)(f)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

16

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

17

Notes to Financial Statements (Continued)

December 31, 2014

Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to paydown gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments
$—	$696,344	$(696,344)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions	with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.49%, and after voluntary fee waivers was 0.47%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $2,866,327 during the year ended December 31, 2014.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $73,786, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $210,506 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,870.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $885,377 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $310,112,713 and sales of $393,464,819 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $215,947,270 and sales of $130,060,731 of U.S. Government securities.

20

Notes to Financial Statements (Continued)

December 31, 2014

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,380,905	$—	$11,380,905	$—	$11,380,905

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,939,149	$1,933,792	$20,872,941	$—	$20,872,941

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$676,419	$—	$676,419	$(5,070,515)	$9,142,136	$4,748,040

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

21

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$534,281,507	$16,913,154	$(7,771,018)	$9,142,136

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$5,070,515	Unlimited

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $322,860 and are no longer eligible to offset future capital gains, if any.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Government Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

24

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

31

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

32

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Annual Report

December 31, 2014

NVIT International Index Fund

AR-INTX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT International Index Fund
For the annual period ended December 31, 2014, the NVIT International Index Fund (Class Y) registered -5.76% versus -4.90% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Core Funds (consisting of 45 funds as of December 31, 2014) was -6.33% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International equities exhibited higher volatility in 2014 amid rising geopolitical risks and uneven growth rates across the global economy. Equity investors experienced an unpleasant start to the year. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve’s scaling back of stimulus measures. Equity markets around the world declined sharply in January 2014, but the sell-off was short-lived; international equities rebounded in February, particularly in Europe. Signs of a strengthening economic recovery, combined with hopes that the European Central Bank (ECB) would soon take measures to combat the uncomfortably low level of inflation in the eurozone, fueled a rally in European stocks. The ECB ultimately took policy action in early June, with a bold move to a negative deposit rate.

High valuations and uncertainty around global central bank policies, however, left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer of 2014. A ground war in Gaza, the disappearance of civilian Malaysian airliners and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, causing many investors to retreat from risk assets.

In the latter part of 2014, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity, and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, drove volatility higher. In the eurozone, inflation rates continued to be dangerously low. Another round of policy easing from the ECB gave international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in negative returns in the MSCI EAFE Index.

Similarly, Asian developed-market equities performed well in local currency terms but generated negative results on a U.S. dollar basis. As the Japanese economy struggled, Japan’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. A weakening yen versus a strengthening U.S. dollar, however, resulted in Japanese equities having the largest negative effect on the performance of the MSCI EAFE Index for the reporting period.

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets, and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

Stock markets in most countries represented in the MSCI EAFE Index declined (in U.S. dollar terms) during the 12-month reporting period. U.K. and Japanese stocks, which represented the most significant weightings in the MSCI EAFE Index composition during the reporting period, lost 5.37% and 4.02%, respectively, during the reporting period. Negative results also came from other markets with notable Index weights,

4

Fund Commentary (con’t.)	NVIT International Index Fund

including France, which registered -9.92%; Australia, with -3.55%; and Switzerland, with -0.15%. On an absolute basis (in U.S. dollars), stocks in Israel held by the Index generated standout performance, posting a return of 22.77% for the period. The worst performers in the Index for the period included stocks in Portugal, which registered -38.24%; Austria, with -29.77%; and Norway, with -21.74%.

From a sector perspective, the MSCI EAFE Index’s health care and utilities stocks during the reporting period posted gains (in U.S. dollars), returning 6.01% and 3.77%, respectively; all other segments in the Index declined for the period. The MSCI EAFE Index’s weighting in energy stocks had the most significant negative effect on the performance of the Index due to the steep decline in oil prices; the sector registered -18.81% for the period. Materials stocks in the Index registered -10.43%, reflecting hefty losses amid falling prices in other commodities. Other detractors from the Index’s performance during the reporting period included industrials, with -7.59%; financials, with -5.72%; consumer discretionary, with -4.79%; and telecommunications services, with -4.30%. Consumer staples stocks within the Index declined modestly, registering -2.38%, and information technology stocks were down only slightly with a posting of -0.69% for the year.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. For the year ended 2014, futures did not have any impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Alan Mason; and Greg Savage, CFA

*	The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Index Fund

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	1.7%
Preferred Stocks	0.6%
Rights††	0.0%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Holdings†††

Nestle SA	1.9%
Novartis AG	1.7%
Roche Holding AG	1.5%
HSBC Holdings PLC	1.4%
Toyota Motor Corp.	1.4%
Royal Dutch Shell PLC	1.1%
BP PLC	0.9%
Bayer AG	0.9%
Commonwealth Bank of Australia	0.9%
Total SA	0.9%
Other Holdings*	87.4%
100.0%

Top Industries†††

Banks	13.4%
Pharmaceuticals	9.1%
Insurance	5.5%
Oil, Gas & Consumable Fuels	5.3%
Automobiles	4.0%
Food Products	3.9%
Chemicals	3.5%
Metals & Mining	3.3%
Diversified Telecommunication Services	3.2%
Machinery	2.5%
Other Industries*	46.3%
100.0%

Top Countries†††

Japan	20.8%
United Kingdom	18.4%
Switzerland	9.7%
France	9.3%
Germany	9.0%
Australia	7.5%
Netherlands	3.8%
Spain	3.4%
Sweden	3.0%
Hong Kong	2.9%
Other Countries*	12.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class I	–	–	(7.83)%	[2]
Class II	(6.12)%	4.81%	1.20%	[3]
Class VIII	(6.19)%	4.67%	1.10%	[3]
Class Y	(5.76)%	5.23%	1.61%	[3]
MSCI EAFE® Index	(4.90)%	5.33%	1.98%
CPI	0.76%	1.69%	1.78%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 30, 2006.

Expense Ratios

Expense Ratio^
Class I	0.45%
Class II	0.70%
Class VIII	0.85%
Class Y	0.30%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund since inception through 12/31/14 versus performance of the MSCI EAFE® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	900.10	2.11	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44
Class II Shares	Actual	(a)	1,000.00	898.20	3.35	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Class VIII Shares	Actual	(a)	1,000.00	897.90	4.02	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(a)	1,000.00	899.80	1.39	0.29
	Hypothetical	(a)(b)	1,000.00	1,023.74	1.48	0.29

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT International Index Fund

Common Stocks 98.0%

	Shares	Market Value

AUSTRALIA 7.5%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	94,803	$451,595

Airlines 0.0%†
Qantas Airways Ltd.*	81,457	158,215

Banks 2.7%
Australia & New Zealand Banking Group Ltd.	378,376	9,845,329
Bank of Queensland Ltd.	48,389	476,725
Bendigo & Adelaide Bank Ltd.	67,448	701,320
Commonwealth Bank of Australia	222,503	15,459,237
National Australia Bank Ltd.	324,749	8,855,998
Westpac Banking Corp. (a)	426,723	11,477,056

		46,815,665

Beverages 0.1%
Coca-Cola Amatil Ltd.	73,625	555,874
Treasury Wine Estates Ltd.	83,457	322,125

		877,999

Biotechnology 0.3%
CSL Ltd.	65,302	4,587,187

Capital Markets 0.1%
Macquarie Group Ltd.	40,505	1,910,089

Chemicals 0.1%
Incitec Pivot Ltd.	217,252	561,970
Orica Ltd. (a)	52,366	802,435

		1,364,405

Commercial Services & Supplies 0.1%
Brambles Ltd.	213,881	1,842,421

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	12,997	236,656

Construction Materials 0.0%†
Boral Ltd.	101,630	436,130

Containers & Packaging 0.1%
Amcor Ltd.	164,487	1,809,741

Diversified Financial Services 0.0%†
ASX Ltd.	26,067	777,697

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	602,791	2,926,447
TPG Telecom Ltd.	35,140	192,225

		3,118,672

Electric Utilities 0.0%†
AusNet Services	218,957	236,555

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	25,127	205,826

Food & Staples Retailing 0.6%
Metcash Ltd. (a)	117,854	177,616
Wesfarmers Ltd.	154,282	5,223,627
Woolworths Ltd. (a)	173,050	4,300,226

		9,701,469

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Gas Utilities 0.1%
APA Group	161,663	$977,300

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	7,895	498,071

Health Care Providers & Services 0.1%
Healthscope Ltd.*	152,839	337,659
Ramsay Health Care Ltd.	17,437	808,348
Sonic Healthcare Ltd.	55,241	831,077

		1,977,084

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	51,418	528,802
Flight Centre Travel Group Ltd. (a)	6,547	173,305
Tabcorp Holdings Ltd.	104,971	354,353
Tatts Group Ltd.	185,504	521,730

		1,578,190

Information Technology Services 0.0%†
Computershare Ltd.	61,594	589,187

Insurance 0.5%
AMP Ltd.	413,960	1,843,680
Insurance Australia Group Ltd.	319,442	1,621,972
Medibank Pvt Ltd.*	365,784	719,689
QBE Insurance Group Ltd.	180,787	1,641,616
Suncorp Group Ltd.	177,930	2,032,635

		7,859,592

Media 0.0%†
REA Group Ltd.	7,549	276,778

Metals & Mining 1.1%
Alumina Ltd.*	340,309	491,644
BHP Billiton Ltd.	440,830	10,422,386
BHP Billiton PLC	289,995	6,214,981
Fortescue Metals Group Ltd. (a)	202,077	443,689
Iluka Resources Ltd.	53,872	258,723
Newcrest Mining Ltd.*	106,884	940,465

		18,771,888

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	77,058	210,336

Multi-Utilities 0.1%
AGL Energy Ltd.*	96,507	1,052,612

Oil, Gas & Consumable Fuels 0.3%
Caltex Australia Ltd.	17,460	484,464
Origin Energy Ltd.	154,777	1,464,414
Santos Ltd.	129,319	863,822
Woodside Petroleum Ltd.	102,970	3,184,586

		5,997,286

Professional Services 0.0%†
ALS Ltd.	50,939	220,657
Seek Ltd.	41,932	584,704

		805,361

10

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.6%
BGP Holdings PLC* (b)	848,508	$0
Dexus Property Group	118,643	671,620
Federation Centres	187,115	435,653
Goodman Group	247,390	1,142,666
GPT Group (The)	223,581	791,264
Mirvac Group	492,243	712,055
Novion Property Group	322,662	554,599
Scentre Group*	722,999	2,048,382
Stockland	341,048	1,139,743
Westfield Corp.	266,013	1,949,973

		9,445,955

Real Estate Management & Development 0.1%
Lend Lease Group	72,550	966,285

Road & Rail 0.1%
Asciano Ltd.	135,961	665,836
Aurizon Holdings Ltd.	295,566	1,106,089

		1,771,925

Transportation Infrastructure 0.1%
Sydney Airport	140,791	539,018
Transurban Group	244,538	1,704,118

		2,243,136

		129,551,308

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG	38,435	893,947
Raiffeisen Bank International AG	14,955	228,513

		1,122,460

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,833	216,006

Machinery 0.0%†
ANDRITZ AG	10,261	564,111

Metals & Mining 0.1%
Voestalpine AG	15,885	627,665

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	20,339	540,067

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	51,561	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	127,873	322,049

		3,392,358

BELGIUM 1.3%
Banks 0.1%
KBC Groep NV*	33,739	1,882,975

Beverages 0.7%
Anheuser-Busch InBev NV	110,362	12,420,291

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	8,197	$1,109,178
Umicore SA	14,334	576,804

		1,685,982

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	10,943	933,659

Diversified Telecommunication Services 0.0%†
Belgacom SA (a)	20,402	740,256

Food & Staples Retailing 0.1%
Colruyt SA (a)	9,328	433,654
Delhaize Group SA	14,605	1,063,614

		1,497,268

Insurance 0.1%
Ageas	31,124	1,106,620

Media 0.0%†
Telenet Group Holding NV*	6,925	388,615

Pharmaceuticals 0.1%
UCB SA	17,367	1,320,542

		21,976,208

BERMUDA 0.0%†
Energy Equipment & Services 0.0%†
Seadrill Ltd. (a)	51,176	592,115

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	269,200	243,953

DENMARK 1.5%
Banks 0.1%
Danske Bank A/S	88,584	2,394,945

Beverages 0.1%
Carlsberg A/S, Class B	14,128	1,085,028

Chemicals 0.1%
Novozymes A/S, Class B	31,845	1,340,470

Commercial Services & Supplies 0.0%†
ISS A/S*	12,586	361,254

Diversified Telecommunication Services 0.0%†
TDC A/S	117,524	896,345

Electrical Equipment 0.1%
Vestas Wind Systems A/S*	30,169	1,095,639

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	15,811	1,323,135
William Demant Holding A/S*	2,701	205,479

		1,528,614

Insurance 0.0%†
Tryg A/S	2,680	299,455

11

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine 0.2%
AP Moeller — Maersk A/S, Class A	547	$1,046,753
AP Moeller — Maersk A/S, Class B	997	1,982,985

		3,029,738

Pharmaceuticals 0.7%
Novo Nordisk A/S, Class B	275,452	11,651,560

Road & Rail 0.0%†
DSV A/S	23,388	712,141

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	15,372	1,246,011

		25,641,200

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ (a)	14,122	344,486

Communications Equipment 0.3%
Nokia OYJ	515,062	4,073,527

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,137	522,345

Electric Utilities 0.1%
Fortum OYJ	60,197	1,306,970

Insurance 0.2%
Sampo OYJ, Class A	60,510	2,832,739

Machinery 0.2%
Kone OYJ, Class B	42,562	1,937,752
Metso OYJ	14,191	424,874
Wartsila OYJ Abp	21,325	954,468

		3,317,094

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	17,544	427,329

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	75,569	675,660
UPM-Kymmene OYJ	71,221	1,167,182

		1,842,842

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,127	408,256

		15,075,588

FRANCE 9.4%
Aerospace & Defense 0.5%
Airbus Group NV	80,785	3,993,848
Safran SA	37,523	2,314,980
Thales SA	12,335	667,412
Zodiac Aerospace	24,346	819,676

		7,795,916

Air Freight & Logistics 0.0%†
Bollore SA (a)	69,900	318,331

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.2%
Cie Generale des Etablissements Michelin	26,188	$2,363,904
Valeo SA	10,614	1,320,703

		3,684,607

Automobiles 0.2%
Peugeot SA*	57,494	704,439
Renault SA	26,113	1,901,974

		2,606,413

Banks 0.9%
BNP Paribas SA	145,407	8,583,968
Credit Agricole SA	138,042	1,781,919
Natixis SA	122,772	810,126
Societe Generale SA	99,535	4,165,557

		15,341,570

Beverages 0.2%
Pernod Ricard SA	29,470	3,275,227
Remy Cointreau SA	3,751	250,265

		3,525,492

Building Products 0.2%
Cie de Saint-Gobain	62,876	2,663,481

Chemicals 0.4%
Air Liquide SA	47,313	5,854,496
Arkema SA	9,246	611,501

		6,465,997

Commercial Services & Supplies 0.1%
Edenred	29,815	824,564
Societe BIC SA	3,954	525,581

		1,350,145

Communications Equipment 0.1%
Alcatel-Lucent*	385,434	1,378,783

Construction & Engineering 0.3%
Bouygues SA	22,344	806,801
Vinci SA	67,197	3,669,126

		4,475,927

Construction Materials 0.1%
Imerys SA	4,676	344,018
Lafarge SA	25,438	1,785,750

		2,129,768

Diversified Financial Services 0.0%†
Eurazeo SA	5,055	354,032
Wendel SA	4,583	513,498

		867,530

Diversified Telecommunication Services 0.5%
Iliad SA	3,581	861,004
Orange SA	254,674	4,331,168
Vivendi SA*	166,704	4,149,351

		9,341,523

12

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electric Utilities 0.1%
Electricite de France SA	35,121	$966,825

Electrical Equipment 0.5%
Alstom SA*	29,973	966,708
Legrand SA	35,934	1,885,031
Schneider Electric SE	72,122	5,252,591

		8,104,330

Energy Equipment & Services 0.0%†
Technip SA	13,542	806,663

Food & Staples Retailing 0.2%
Carrefour SA	85,901	2,614,088
Casino Guichard Perrachon SA	7,741	711,897

		3,325,985

Food Products 0.3%
Danone SA	79,566	5,201,869

Health Care Equipment & Supplies 0.2%
Essilor International SA	28,474	3,175,401

Hotels, Restaurants & Leisure 0.1%
Accor SA	23,887	1,073,744
Sodexo SA	12,968	1,269,363

		2,343,107

Information Technology Services 0.1%
AtoS	11,178	888,153
Cap Gemini SA	19,214	1,374,131

		2,262,284

Insurance 0.4%
AXA SA	249,391	5,746,726
CNP Assurances	23,293	412,942
SCOR SE	20,028	606,856

		6,766,524

Machinery 0.0%†
Vallourec SA	14,392	390,047

Media 0.2%
Eutelsat Communications SA	22,730	735,080
JCDecaux SA	9,300	320,206
Lagardere SCA	14,552	378,963
Numericable-SFR*	12,884	638,266
Publicis Groupe SA	25,072	1,798,048

		3,870,563

Multi-Utilities 0.4%
GDF Suez	198,822	4,636,338
Suez Environnement Co.	41,889	729,841
Veolia Environnement SA	60,864	1,078,074

		6,444,253

Oil, Gas & Consumable Fuels 0.9%
Total SA	293,754	15,049,611

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.3%
L’Oreal SA	34,515	$5,776,840

Pharmaceuticals 0.9%
Sanofi	163,211	14,880,024

Professional Services 0.0%†
Bureau Veritas SA	32,342	716,568

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,419	316,002
Gecina SA	3,656	456,407
ICADE	4,629	370,379
Klepierre	12,723	546,303
Unibail-Rodamco SE	13,527	3,470,157

		5,159,248

Software 0.1%
Dassault Systemes	18,299	1,115,880

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior SA	7,458	1,276,348
Hermes International (a)	3,526	1,255,547
Kering	10,259	1,971,478
LVMH Moet Hennessy Louis Vuitton SA	38,343	6,073,597

		10,576,970

Trading Companies & Distributors 0.0%†
Rexel SA	38,788	694,930

Transportation Infrastructure 0.1%
Aeroports de Paris	3,808	460,482
Groupe Eurotunnel SA REG	65,126	840,788

		1,301,270

		160,874,675

GERMANY 8.4%
Air Freight & Logistics 0.3%
Deutsche Post AG REG	132,916	4,314,707

Airlines 0.0%†
Deutsche Lufthansa AG REG	30,502	505,447

Auto Components 0.2%
Continental AG	15,175	3,200,753

Automobiles 1.0%
Bayerische Motoren Werke AG	45,469	4,906,935
Daimler AG REG	132,154	10,975,925
Volkswagen AG	3,982	863,312

		16,746,172

Banks 0.1%
Commerzbank AG*	135,651	1,779,279

Capital Markets 0.3%
Deutsche Bank AG REG	189,387	5,671,073

Chemicals 1.0%
BASF SE	126,065	10,574,448
K+S AG REG	25,447	702,214

13

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals (continued)
Lanxess AG	11,684	$541,113
Linde AG	25,507	4,698,451
Symrise AG	16,509	994,587

		17,510,813

Construction Materials 0.1%
HeidelbergCement AG	19,159	1,352,241

Diversified Financial Services 0.1%
Deutsche Boerse AG	27,055	1,922,580

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	435,873	6,974,116
Telefonica Deutschland Holding AG*	73,652	390,344

		7,364,460

Electrical Equipment 0.0%†
Osram Licht AG*	11,495	451,293

Food & Staples Retailing 0.0%†
METRO AG*	23,956	732,280

Health Care Providers & Services 0.3%
Celesio AG	6,664	214,785
Fresenius Medical Care AG & Co. KGaA	29,984	2,237,912
Fresenius SE & Co. KGaA	52,426	2,725,839

		5,178,536

Hotels, Restaurants & Leisure 0.1%
TUI AG*	34,174	564,613
TUI AG	26,378	437,359

		1,001,972

Household Products 0.1%
Henkel AG & Co. KGaA	16,452	1,593,681

Industrial Conglomerates 0.7%
Siemens AG REG	108,822	12,210,248

Insurance 0.9%
Allianz SE REG	62,657	10,377,642
Hannover Rueck SE	8,464	763,549
Muenchener Rueckversicherungs-Gesellschaft AG REG	23,750	4,729,517

		15,870,708

Internet Software & Services 0.0%†
United Internet AG REG	16,995	765,538

Machinery 0.1%
GEA Group AG	25,180	1,107,068
MAN SE	4,476	498,487

		1,605,555

Media 0.1%
Axel Springer SE	5,166	311,586
Kabel Deutschland Holding AG*	2,844	385,415
ProSiebenSat.1 Media AG REG	29,975	1,252,455

		1,949,456

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Metals & Mining 0.1%
ThyssenKrupp AG*	61,319	$1,562,030

Multi-Utilities 0.4%
E.ON SE	274,806	4,696,899
RWE AG	68,668	2,119,415

		6,816,314

Personal Products 0.1%
Beiersdorf AG	13,904	1,128,922

Pharmaceuticals 1.0%
Bayer AG REG	113,485	15,468,965
Merck KGaA	17,996	1,693,575

		17,162,540

Real Estate Management & Development 0.1%
Deutsche Annington Immobilien SE	32,720	1,110,898
Deutsche Wohnen AG — Bearer Shares	37,823	892,235

		2,003,133

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	159,619	1,689,066

Software 0.5%
SAP SE	126,476	8,831,614

Textiles, Apparel & Luxury Goods 0.2%
adidas AG	29,181	2,026,490
HUGO BOSS AG	5,668	693,376

		2,719,866

Trading Companies & Distributors 0.1%
Brenntag AG	21,333	1,192,730

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,662	326,708

		145,159,715

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Friends Life Group Ltd.	201,934	1,146,830

HONG KONG 3.0%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	158,000	344,490

Banks 0.3%
Bank of East Asia Ltd.	167,740	673,647
BOC Hong Kong Holdings Ltd.	505,500	1,684,397
Hang Seng Bank Ltd.	106,400	1,768,418

		4,126,462

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	341,750	337,478
Hong Kong Exchanges and Clearing Ltd.	143,100	3,159,181

		3,496,659

14

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	406,220	$529,079
PCCW Ltd.	546,000	371,766

		900,845

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	81,000	595,655
CLP Holdings Ltd.	257,500	2,229,797
Power Assets Holdings Ltd.	195,000	1,885,263

		4,710,715

Food Products 0.0%†
WH Group Ltd.* (c)	496,500	283,143

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	850,664	1,938,105

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	314,000	1,744,808
Shangri-La Asia Ltd.	162,833	223,127
SJM Holdings Ltd.	263,000	415,776

		2,383,711

Household Durables 0.0%†
Techtronic Industries Co., Ltd.	204,000	654,449

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	296,000	3,383,744
NWS Holdings Ltd.	190,836	350,039

		3,733,783

Insurance 0.5%
AIA Group Ltd.	1,653,200	9,118,171

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	322,000	2,015,965

Real Estate Management & Development 0.8%
Cheung Kong Holdings Ltd.	191,000	3,198,643
Hang Lung Properties Ltd.	325,000	906,655
Henderson Land Development Co., Ltd.	144,670	1,005,496
Hysan Development Co., Ltd.	80,000	355,040
Kerry Properties Ltd.	94,500	340,908
New World Development Co., Ltd.	702,926	806,966
Sino Land Co., Ltd.	403,000	646,938
Sun Hung Kai Properties Ltd.	228,000	3,454,303
Swire Pacific Ltd., Class A	85,000	1,103,341
Swire Properties Ltd.	152,200	447,835
Wharf Holdings Ltd. (The)	215,500	1,547,094
Wheelock & Co., Ltd.	129,000	598,939

		14,412,158

Road & Rail 0.1%
MTR Corp., Ltd.	194,500	795,751

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	32,600	310,399

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	807,600	$756,085
Yue Yuen Industrial Holdings Ltd.	104,500	375,762

		1,131,847

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	557,945	476,004

		50,832,657

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC*	5,422	64,324
Ryanair Holdings PLC, ADR*	3,400	242,318

		306,642

Banks 0.1%
Bank of Ireland*	3,752,334	1,408,217

Construction Materials 0.2%
CRH PLC	99,611	2,395,194
James Hardie Industries PLC, CDI	58,443	623,894

		3,019,088

Food Products 0.1%
Kerry Group PLC, Class A	22,369	1,545,389

Pharmaceuticals 0.3%
Shire PLC	80,955	5,739,713

Professional Services 0.1%
Experian PLC	137,319	2,314,780

		14,333,829

ISRAEL 0.6%
Banks 0.1%
Bank Hapoalim BM	136,070	639,819
Bank Leumi Le-Israel BM*	169,568	579,280
Mizrahi Tefahot Bank Ltd.*	16,479	172,459

		1,391,558

Chemicals 0.1%
Israel Chemicals Ltd.	60,898	438,172
Israel Corp., Ltd. (The)*	346	163,763

		601,935

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	260,957	462,890

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	589	147,739

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	117,646	6,744,043

Software 0.0%†
NICE-Systems Ltd.	7,152	361,701

		9,709,866

15

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY 2.0%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	55,288	$513,892

Auto Components 0.0%†
Pirelli & C. SpA	33,190	447,647

Banks 0.6%
Banca Monte dei Paschi di Siena SpA* (a)	604,313	344,260
Banco Popolare SC*	47,458	571,003
Intesa Sanpaolo SpA	1,598,277	4,636,446
Intesa Sanpaolo SpA — RSP	120,323	296,472
UniCredit SpA	605,698	3,879,867
Unione di Banche Italiane SCPA	114,269	817,282

		10,545,330

Capital Markets 0.1%
Mediobanca SpA	88,959	722,839

Diversified Financial Services 0.0%†
EXOR SpA	12,789	524,755

Diversified Telecommunication Services 0.1%
Telecom Italia SpA* (a)	1,411,767	1,505,631
Telecom Italia SpA — RSP	784,207	655,633

		2,161,264

Electric Utilities 0.3%
Enel SpA	904,135	4,030,197
Terna Rete Elettrica Nazionale SpA	216,754	984,533

		5,014,730

Electrical Equipment 0.0%†
Prysmian SpA	29,361	535,068

Energy Equipment & Services 0.0%†
Saipem SpA*	33,722	353,496

Gas Utilities 0.1%
Snam SpA	278,633	1,379,016

Independent Power and Renewable Electricity Producers 0.0%†
Enel Green Power SpA	252,336	528,685

Insurance 0.2%
Assicurazioni Generali SpA	160,462	3,294,742
UnipolSai SpA	116,424	313,455

		3,608,197

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	349,282	6,118,196

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	23,836	1,306,662

Transportation Infrastructure 0.1%
Atlantia SpA	54,987	1,278,006

		35,037,783

JAPAN 20.9%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	50,300	996,025

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Airlines 0.1%
ANA Holdings, Inc.	147,000	$363,477
Japan Airlines Co., Ltd.	15,386	456,180

		819,657

Auto Components 0.7%
Aisin Seiki Co., Ltd.	25,800	926,953
Bridgestone Corp.	89,700	3,110,971
Denso Corp.	67,000	3,122,725
Koito Manufacturing Co., Ltd.	12,000	367,101
NGK Spark Plug Co., Ltd.	24,000	729,250
NHK Spring Co., Ltd.	19,600	170,547
NOK Corp.	13,900	353,804
Stanley Electric Co., Ltd.	19,700	425,391
Sumitomo Electric Industries Ltd.	103,800	1,296,387
Sumitomo Rubber Industries Ltd.	26,000	386,518
Toyoda Gosei Co., Ltd.	8,700	174,994
Toyota Industries Corp.	21,800	1,117,288
Yokohama Rubber Co., Ltd. (The)	27,000	245,844

		12,427,773

Automobiles 2.4%
Daihatsu Motor Co., Ltd.	26,900	351,337
Fuji Heavy Industries Ltd.	81,700	2,891,035
Honda Motor Co., Ltd.	223,800	6,565,908
Isuzu Motors Ltd.	79,500	968,335
Mazda Motor Corp.	75,480	1,812,696
Mitsubishi Motors Corp.	92,899	848,676
Nissan Motor Co., Ltd.	336,300	2,933,131
Suzuki Motor Corp.	49,800	1,492,374
Toyota Motor Corp.	375,200	23,381,486
Yamaha Motor Co., Ltd.	34,100	682,249

		41,927,227

Banks 1.9%
Aozora Bank Ltd.	155,000	479,809
Bank of Kyoto Ltd. (The)	51,000	426,341
Bank of Yokohama Ltd. (The)	152,000	825,555
Chiba Bank Ltd. (The)	97,000	635,632
Chugoku Bank Ltd. (The)	22,000	299,881
Fukuoka Financial Group, Inc.	107,000	551,635
Gunma Bank Ltd. (The)	53,000	343,944
Hachijuni Bank Ltd. (The)	59,000	378,992
Hiroshima Bank Ltd. (The)	62,000	295,096
Hokuhoku Financial Group, Inc.	155,000	312,563
Iyo Bank Ltd. (The)	34,300	371,494
Joyo Bank Ltd. (The)	82,000	406,055
Mitsubishi UFJ Financial Group, Inc.	1,750,267	9,616,369
Mizuho Financial Group, Inc.	3,168,924	5,312,077
Resona Holdings, Inc.	299,800	1,514,440
Seven Bank Ltd.	73,000	306,417
Shinsei Bank Ltd.	244,000	424,662
Shizuoka Bank Ltd. (The)	72,000	658,391
Sumitomo Mitsui Financial Group, Inc.	174,653	6,314,182

16

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Trust Holdings, Inc.	466,400	$1,786,447
Suruga Bank Ltd.	25,000	459,425
Yamaguchi Financial Group, Inc.	26,000	267,206

		31,986,613

Beverages 0.2%
Asahi Group Holdings Ltd.	52,900	1,636,585
Kirin Holdings Co., Ltd. (a)	109,700	1,363,121
Suntory Beverage & Food Ltd.	18,500	639,162

		3,638,868

Building Products 0.2%
Asahi Glass Co., Ltd. (a)	144,000	701,018
Daikin Industries Ltd.	32,700	2,096,857
LIXIL Group Corp.	35,900	755,542
TOTO Ltd.	44,000	511,839

		4,065,256

Capital Markets 0.3%
Daiwa Securities Group, Inc. (a)	225,400	1,764,913
Nomura Holdings, Inc.	502,200	2,841,967
SBI Holdings, Inc.	26,890	293,791

		4,900,671

Chemicals 0.8%
Air Water, Inc.	22,000	348,467
Asahi Kasei Corp.	179,000	1,632,915
Daicel Corp.	40,000	467,220
Hitachi Chemical Co., Ltd.	14,100	249,102
JSR Corp.	24,700	423,958
Kaneka Corp.	35,000	187,538
Kansai Paint Co., Ltd.	31,000	480,251
Kuraray Co., Ltd.	52,100	591,950
Mitsubishi Chemical Holdings Corp.	180,100	873,574
Mitsubishi Gas Chemical Co., Inc.	47,000	235,888
Mitsui Chemicals, Inc.	117,000	331,388
Nippon Paint Holdings Co., Ltd.	25,000	724,450
Nitto Denko Corp.	21,000	1,173,386
Shin-Etsu Chemical Co., Ltd.	56,800	3,697,667
Sumitomo Chemical Co., Ltd.	203,000	799,155
Taiyo Nippon Sanso Corp.	20,000	220,172
Teijin Ltd.	135,000	358,817
Toray Industries, Inc.	201,000	1,605,987

		14,401,885

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	76,000	684,498
Park24 Co., Ltd.	11,800	173,712
Secom Co., Ltd.	29,100	1,671,929
Toppan Printing Co., Ltd.	82,000	532,791

		3,062,930

Construction & Engineering 0.2%
Chiyoda Corp.	20,000	165,700

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering (continued)
JGC Corp.	31,000	$638,191
Kajima Corp.	110,000	452,357
Obayashi Corp.	87,000	560,819
Shimizu Corp.	79,000	536,574
Taisei Corp.	151,000	856,474

		3,210,115

Construction Materials 0.0%†
Taiheiyo Cement Corp.	159,000	498,843

Consumer Finance 0.1%
Acom Co., Ltd.* (a)	59,900	182,866
AEON Financial Service Co., Ltd. (a)	14,600	288,363
Credit Saison Co., Ltd.	20,800	386,805

		858,034

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,200	263,337

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	8,400	249,253

Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	37,900	883,494
Mitsubishi UFJ Lease & Finance Co., Ltd.	69,700	327,788
ORIX Corp.	183,000	2,302,652

		3,513,934

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	52,364	2,674,891

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.*	89,800	1,055,242
Chugoku Electric Power Co., Inc. (The)	43,000	562,203
Hokuriku Electric Power Co.	20,100	256,686
Kansai Electric Power Co., Inc. (The)*	102,200	972,239
Kyushu Electric Power Co., Inc.*	60,800	608,924
Shikoku Electric Power Co., Inc.* (a)	23,100	280,196
Tohoku Electric Power Co., Inc.	63,400	737,753
Tokyo Electric Power Co., Inc.*	187,300	761,808

		5,235,051

Electrical Equipment 0.3%
Fuji Electric Co., Ltd.	75,000	299,016
Mabuchi Motor Co., Ltd.	6,200	246,093
Mitsubishi Electric Corp.	266,000	3,159,564
Nidec Corp.	29,700	1,918,194

		5,622,867

Electronic Equipment, Instruments & Components 1.2%
Citizen Holdings Co., Ltd.	35,400	272,382
Hamamatsu Photonics KK	9,200	437,948
Hirose Electric Co., Ltd.	4,600	533,706
Hitachi High-Technologies Corp.	8,900	255,667
Hitachi Ltd.	663,000	4,893,448
HOYA Corp.	57,600	1,948,311
Ibiden Co., Ltd.	15,700	231,828

17

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Japan Display, Inc.*	46,900	$143,138
Keyence Corp.	6,311	2,812,149
Kyocera Corp.	44,600	2,040,879
Murata Manufacturing Co., Ltd.	28,400	3,099,037
Nippon Electric Glass Co., Ltd.	51,500	231,738
Omron Corp.	27,300	1,221,279
Shimadzu Corp.	33,000	335,676
TDK Corp.	17,100	1,007,112
Yaskawa Electric Corp.	29,000	370,421
Yokogawa Electric Corp.	27,300	299,564

		20,134,283

Food & Staples Retailing 0.3%
Aeon Co., Ltd. (a)	91,600	920,534
FamilyMart Co., Ltd. (a)	7,900	297,544
Lawson, Inc.	8,500	513,639
Seven & i Holdings Co., Ltd.	103,800	3,733,826

		5,465,543

Food Products 0.3%
Ajinomoto Co., Inc.	81,000	1,507,968
Calbee, Inc.	10,300	354,802
Kikkoman Corp.	20,000	490,180
MEIJI Holdings Co., Ltd.	7,940	722,375
NH Foods Ltd.	23,000	503,201
Nisshin Seifun Group, Inc.	27,223	263,545
Nissin Foods Holdings Co., Ltd.	7,500	357,474
Toyo Suisan Kaisha Ltd.	12,000	386,387
Yakult Honsha Co., Ltd.	11,700	617,584
Yamazaki Baking Co., Ltd.	16,000	197,428

		5,400,944

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	261,000	974,822
Toho Gas Co., Ltd.	57,000	278,865
Tokyo Gas Co., Ltd.	314,000	1,694,239

		2,947,926

Health Care Equipment & Supplies 0.2%
Olympus Corp.*	33,900	1,187,529
Sysmex Corp.	21,100	936,470
Terumo Corp.	42,100	955,513

		3,079,512

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	23,600	284,993
Medipal Holdings Corp.	18,800	219,578
Miraca Holdings, Inc.	7,700	331,245
Suzuken Co., Ltd.	9,200	254,135

		1,089,951

Health Care Technology 0.0%†
M3, Inc.	25,000	418,300

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,326	$204,125
Oriental Land Co., Ltd.	7,000	1,614,298

		1,818,423

Household Durables 0.6%
Casio Computer Co., Ltd. (a)	28,200	431,385
Iida Group Holdings Co., Ltd.	21,000	255,812
Nikon Corp. (a)	43,500	577,981
Panasonic Corp.	303,300	3,572,400
Rinnai Corp.	5,500	369,557
Sekisui Chemical Co., Ltd.	63,000	757,951
Sekisui House Ltd.	76,000	1,000,006
Sharp Corp.* (a)	201,000	444,672
Sony Corp.	145,400	2,967,505

		10,377,269

Household Products 0.1%
Unicharm Corp.	51,300	1,229,615

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	15,900	537,276

Industrial Conglomerates 0.2%
Keihan Electric Railway Co., Ltd.	69,000	369,237
Seibu Holdings, Inc.	15,400	313,973
Toshiba Corp.	557,000	2,349,037

		3,032,247

Information Technology Services 0.2%
Fujitsu Ltd.	248,000	1,322,253
Itochu Techno-Solutions Corp.	3,400	119,967
Nomura Research Institute Ltd.	15,500	474,070
NTT Data Corp.	17,800	663,136
Otsuka Corp.	6,600	209,276

		2,788,702

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	149,000	2,261,798
MS&AD Insurance Group Holdings, Inc.	70,841	1,678,805
Sompo Japan Nipponkoa Holdings, Inc.	45,750	1,150,508
Sony Financial Holdings, Inc.	23,700	348,986
T&D Holdings, Inc.	77,600	930,257
Tokio Marine Holdings, Inc.	93,700	3,043,160

		9,413,514

Internet & Catalog Retail 0.1%
Rakuten, Inc. (a)	106,700	1,483,750

Internet Software & Services 0.1%
Kakaku.com, Inc.	17,600	251,798
Mixi, Inc. (a)	5,100	188,038
Yahoo Japan Corp.	196,800	705,316

		1,145,152

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	23,500	497,525
Sankyo Co., Ltd.	6,700	229,835

18

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Products (continued)
Sega Sammy Holdings, Inc.	24,400	$312,178
Shimano, Inc.	11,200	1,450,643
Yamaha Corp.	22,700	334,596

		2,824,777

Machinery 1.3%
Amada Co., Ltd.	49,100	420,728
FANUC Corp.	26,300	4,336,354
Hino Motors Ltd.	35,300	464,665
Hitachi Construction Machinery Co., Ltd.	14,700	310,805
IHI Corp.	199,000	1,007,827
JTEKT Corp.	28,300	476,283
Kawasaki Heavy Industries Ltd.	193,000	877,676
Komatsu Ltd.	126,400	2,794,443
Kubota Corp.	155,000	2,249,791
Kurita Water Industries Ltd.	13,300	277,333
Makita Corp.	17,500	788,585
Minebea Co., Ltd.	43,000	635,020
Mitsubishi Heavy Industries Ltd.	410,000	2,262,621
Nabtesco Corp.	15,200	367,363
NGK Insulators Ltd.	35,000	717,440
NSK Ltd.	69,000	814,666
SMC Corp.	7,500	1,966,681
Sumitomo Heavy Industries Ltd.	77,000	414,182
THK Co., Ltd.	16,000	384,510

		21,566,973

Marine 0.1%
Mitsui OSK Lines Ltd.	144,000	426,635
Nippon Yusen KK	214,000	604,445

		1,031,080

Media 0.1%
Dentsu, Inc.	29,801	1,252,876
Hakuhodo DY Holdings, Inc.	33,400	319,636
Toho Co., Ltd.	15,600	353,957

		1,926,469

Metals & Mining 0.4%
Hitachi Metals Ltd.	30,000	509,727
JFE Holdings, Inc.	67,300	1,500,850
Kobe Steel Ltd.	454,000	782,014
Maruichi Steel Tube Ltd.	6,400	136,213
Mitsubishi Materials Corp.	163,000	540,740
Nippon Steel & Sumitomo Metal Corp.	1,044,440	2,590,873
Sumitomo Metal Mining Co., Ltd.	72,000	1,073,872
Yamato Kogyo Co., Ltd.	5,700	159,421

		7,293,710

Multiline Retail 0.1%
Don Quijote Holdings Co. Ltd.	7,800	536,226
Isetan Mitsukoshi Holdings Ltd.	43,960	543,970
J. Front Retailing Co., Ltd.	35,300	408,844
Marui Group Co., Ltd.	31,200	281,415

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
Takashimaya Co., Ltd.	36,000	$287,449

		2,057,904

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	12,300	203,114
INPEX Corp.	122,800	1,367,129
JX Holdings, Inc.	297,789	1,158,878
Showa Shell Sekiyu KK (a)	24,400	240,351
TonenGeneral Sekiyu KK	39,000	332,927

		3,302,399

Paper & Forest Products 0.0%†
Oji Holdings Corp.	107,000	382,834

Personal Products 0.2%
Kao Corp. (a)	72,000	2,839,289
Shiseido Co., Ltd.	48,800	684,391

		3,523,680

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	294,800	4,104,236
Chugai Pharmaceutical Co., Ltd.	32,700	802,894
Daiichi Sankyo Co., Ltd. (a)	90,800	1,269,635
Eisai Co., Ltd.	35,500	1,372,898
Hisamitsu Pharmaceutical Co., Inc.	7,800	245,956
Kyowa Hakko Kirin Co., Ltd.	30,000	282,498
Mitsubishi Tanabe Pharma Corp.	30,700	450,019
Ono Pharmaceutical Co., Ltd.	11,900	1,053,573
Otsuka Holdings Co., Ltd.	54,800	1,642,971
Santen Pharmaceutical Co., Ltd.	10,200	549,115
Shionogi & Co., Ltd.	42,700	1,103,191
Sumitomo Dainippon Pharma Co., Ltd.	21,000	203,361
Taisho Pharmaceutical Holdings Co., Ltd.	4,100	250,512
Takeda Pharmaceutical Co., Ltd.	108,400	4,487,522

		17,818,381

Professional Services 0.0%†
Recruit Holdings Co., Ltd.*	19,000	545,667

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	101	351,425
Japan Real Estate Investment Corp.	169	814,289
Japan Retail Fund Investment Corp.	318	672,024
Nippon Building Fund, Inc.	185	928,720
Nippon Prologis REIT, Inc.	208	451,621
United Urban Investment Corp.	337	530,480

		3,748,559

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	14,630	259,258
Daito Trust Construction Co., Ltd.	9,600	1,089,003
Daiwa House Industry Co., Ltd.	80,000	1,511,300
Hulic Co., Ltd.	30,000	299,915
Mitsubishi Estate Co., Ltd.	171,000	3,603,120
Mitsui Fudosan Co., Ltd.	129,000	3,459,207

19

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development (continued)
Nomura Real Estate Holdings, Inc.	16,200	$277,222
NTT Urban Development Corp.	14,700	148,038
Sumitomo Realty & Development Co., Ltd.	48,000	1,635,320
Tokyo Tatemono Co., Ltd.	54,000	392,992
Tokyu Fudosan Holdings Corp.	64,400	446,827

		13,122,202

Road & Rail 0.8%
Central Japan Railway Co.	19,900	2,982,539
East Japan Railway Co.	46,076	3,472,787
Hankyu Hanshin Holdings, Inc.	165,000	885,076
Keikyu Corp.	72,000	532,713
Keio Corp.	82,000	589,874
Keisei Electric Railway Co., Ltd.	40,000	486,379
Kintetsu Corp.	237,000	779,234
Nagoya Railroad Co. Ltd.	108,000	402,108
Nippon Express Co., Ltd.	123,000	623,337
Odakyu Electric Railway Co., Ltd.	93,000	823,805
Tobu Railway Co., Ltd.	135,000	577,279
Tokyu Corp.	163,000	1,010,025
West Japan Railway Co.	22,900	1,082,672

		14,247,828

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	21,000	260,281
Rohm Co., Ltd.	12,800	771,242
Tokyo Electron Ltd.	23,400	1,774,427

		2,805,950

Software 0.2%
COLOPL, Inc.	6,800	152,812
GungHo Online Entertainment, Inc.	55,700	201,667
Konami Corp.	12,900	236,501
Nexon Co., Ltd.	13,300	123,984
Nintendo Co., Ltd.	15,100	1,575,800
Oracle Corp. Japan	5,200	211,880
Trend Micro, Inc.	15,600	431,079

		2,933,723

Specialty Retail 0.3%
ABC-Mart, Inc.	3,600	174,198
Fast Retailing Co., Ltd.	7,300	2,656,435
Hikari Tsushin, Inc.	2,200	133,814
Nitori Holdings Co., Ltd.	9,200	494,302
Sanrio Co., Ltd.	6,100	150,716
Shimamura Co., Ltd.	2,800	241,631
USS Co., Ltd.	29,100	447,113
Yamada Denki Co., Ltd.	115,400	387,181

		4,685,390

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,000	580,075
Canon, Inc.	155,600	4,945,553
FUJIFILM Holdings Corp.	62,600	1,910,149

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals (continued)
Konica Minolta, Inc.	62,000	$675,554
NEC Corp.	336,000	976,416
Ricoh Co., Ltd.	97,800	988,666
Seiko Epson Corp.	16,800	702,983

		10,779,396

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	21,000	505,581

Tobacco 0.2%
Japan Tobacco, Inc. (a)	151,000	4,155,941

Trading Companies & Distributors 0.7%
ITOCHU Corp. (a)	209,100	2,232,163
Marubeni Corp.	235,800	1,410,880
Mitsubishi Corp.	190,500	3,486,174
Mitsui & Co., Ltd.	230,900	3,092,475
Sumitomo Corp. (a)	153,600	1,577,578
Toyota Tsusho Corp.	31,400	729,419

		12,528,689

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	34,000	302,866
Mitsubishi Logistics Corp.	18,000	261,790

		564,656

Wireless Telecommunication Services 0.9%
KDDI Corp.	80,000	5,025,924
NTT DOCOMO, Inc.	212,600	3,096,106
SoftBank Corp.	131,800	7,845,170

		15,967,200

		359,034,626

JERSEY, CHANNEL ISLANDS 0.0%†
Metals & Mining 0.0%†
Randgold Resources Ltd.	12,066	819,161

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	62,047	937,583

Media 0.2%
Altice SA*	12,494	986,624
RTL Group SA	4,872	464,575
SES SA, FDR	40,684	1,459,741

		2,910,940

Metals & Mining 0.1%
ArcelorMittal	141,736	1,552,845

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,349	692,715

		6,094,083

20

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	116,800	$294,910
Sands China Ltd.	330,300	1,607,948
Wynn Macau Ltd. (a)	200,800	560,203

		2,463,061

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	28,318	336,557

NETHERLANDS 3.8%
Air Freight & Logistics 0.0%†
TNT Express NV	56,937	379,565

Banks 0.4%
ING Groep NV, CVA*	529,611	6,842,396

Beverages 0.2%
Heineken Holding NV	13,604	851,631
Heineken NV	32,204	2,286,731

		3,138,362

Chemicals 0.2%
Akzo Nobel NV (a)	32,900	2,276,352
Koninklijke DSM NV	23,581	1,438,276

		3,714,628

Construction & Engineering 0.1%
Boskalis Westminster NV	11,689	639,447
OCI NV*	13,114	455,972

		1,095,419

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	439,622	1,388,040

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	121,230	2,154,605

Industrial Conglomerates 0.2%
Koninklijke Philips NV	131,417	3,809,254

Insurance 0.2%
Aegon NV	247,757	1,862,135
Delta Lloyd NV	27,785	611,002
NN Group NV*	16,506	492,762

		2,965,899

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,927	766,971

Media 0.1%
Wolters Kluwer NV	40,401	1,232,845

Oil, Gas & Consumable Fuels 1.7%
Koninklijke Vopak NV	9,121	473,216
Royal Dutch Shell PLC, Class A	541,056	18,056,598
Royal Dutch Shell PLC, Class B	334,945	11,572,701

		30,102,515

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Professional Services 0.1%
Randstad Holding NV	18,432	$886,881

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,294	455,145

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV	49,093	5,304,374

Software 0.1%
Gemalto NV	10,658	869,826
Gemalto NV (a)	–	0

		869,826

		65,106,725

NEW ZEALAND 0.2%
Construction Materials 0.1%
Fletcher Building Ltd.	91,225	587,743

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	242,633	588,182

Electric Utilities 0.0%†
Contact Energy Ltd.	53,930	267,826
Mighty River Power Ltd.	95,982	222,599

		490,425

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	52,015	345,031

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd. (a)	172,016	234,990

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	131,234	431,809

		2,678,180

NORWAY 0.6%
Banks 0.1%
DNB ASA	135,969	2,005,628

Chemicals 0.1%
Yara International ASA	25,558	1,138,159

Diversified Telecommunication Services 0.1%
Telenor ASA	103,788	2,099,488

Food Products 0.0%†
Orkla ASA	114,135	776,970

Insurance 0.0%†
Gjensidige Forsikring ASA	26,630	434,532

Metals & Mining 0.1%
Norsk Hydro ASA	176,836	996,123

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA (a)	155,806	2,743,251

		10,194,151

21

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PORTUGAL 0.1%
Banks 0.0%†
Banco Comercial Portugues SA, Class R* (a)	4,487,047	$352,101

Electric Utilities 0.1%
EDP — Energias de Portugal SA	308,561	1,196,490

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	32,647	327,136

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA	49,201	499,636

		2,375,363

SINGAPORE 1.5%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	215,000	550,313

Airlines 0.0%†
Singapore Airlines Ltd. (a)	73,866	644,366

Banks 0.6%
DBS Group Holdings Ltd.	238,500	3,692,297
Oversea-Chinese Banking Corp., Ltd.	405,500	3,190,464
United Overseas Bank Ltd.	177,000	3,266,368

		10,149,129

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,000	480,564

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	115,000	676,098

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,078,850	3,166,754

Food Products 0.1%
Golden Agri-Resources Ltd.	938,612	324,852
Wilmar International Ltd. (a)	273,294	665,918

		990,770

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	847,296	686,981

Industrial Conglomerates 0.1%
Keppel Corp., Ltd. (a)	205,400	1,369,068
Sembcorp Industries Ltd.	135,000	452,118

		1,821,186

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	100,800	247,332

Media 0.0%†
Singapore Press Holdings Ltd.	208,000	660,290

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust (a)	310,466	556,899
CapitaCommercial Trust (a)	252,000	332,704
CapitaMall Trust	313,200	480,878
Suntec Real Estate Investment Trust	320,000	473,381

		1,843,862

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Management & Development 0.2%
CapitaLand Ltd.	349,097	$867,978
City Developments Ltd.	52,000	401,182
Global Logistic Properties Ltd. (a)	441,000	822,201
Keppel Land Ltd.	82,538	212,628
UOL Group Ltd.	62,000	324,123

		2,628,112

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	268,000	524,455

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U (a)	726,000	498,951

Wireless Telecommunication Services 0.0%†
StarHub Ltd. (a)	81,475	254,558

		25,823,721

SOUTH AFRICA 0.0%†
Capital Markets 0.0%†
Investec PLC	70,243	588,515

SPAIN 3.4%
Banks 1.6%
Banco Bilbao Vizcaya Argentaria SA	815,136	7,698,477
Banco de Sabadell SA	484,684	1,282,455
Banco Popular Espanol SA	251,860	1,255,480
Banco Santander SA	1,696,127	14,235,797
Bankia SA*	629,760	934,518
Bankinter SA	90,437	726,545
CaixaBank SA	308,716	1,617,629

		27,750,901

Biotechnology 0.1%
Grifols SA	20,222	806,930

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	23,088	804,734
Ferrovial SA (a)	56,370	1,114,331

		1,919,065

Diversified Telecommunication Services 0.5%
Telefonica SA	578,318	8,303,215

Electric Utilities 0.3%
Iberdrola SA	708,351	4,774,813
Red Electrica Corp. SA (a)	13,452	1,185,813

		5,960,626

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	82,080	556,181

Gas Utilities 0.1%
Enagas SA	25,271	797,074
Gas Natural SDG SA	48,650	1,222,116

		2,019,190

22

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	59,182	$2,357,061

Insurance 0.0%†
Mapfre SA	116,127	392,507

Machinery 0.0%†
Zardoya Otis SA	21,737	241,055

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	139,341	2,608,580

Specialty Retail 0.3%
Inditex SA	149,825	4,273,817

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	53,543	1,061,746

		58,250,874

SWEDEN 3.0%
Banks 0.8%
Nordea Bank AB	417,150	4,828,839
Skandinaviska Enskilda Banken AB, Class A	212,431	2,697,568
Svenska Handelsbanken AB, Class A	68,728	3,215,637
Swedbank AB, Class A	124,888	3,098,588

		13,840,632

Building Products 0.1%
Assa Abloy AB, Class B	45,148	2,384,559

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,515	526,431

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	417,929	5,060,329

Construction & Engineering 0.1%
Skanska AB, Class B	50,685	1,088,228

Diversified Financial Services 0.2%
Industrivarden AB, Class C	20,390	353,933
Investment AB Kinnevik, Class B	33,505	1,089,556
Investor AB, Class B	63,126	2,295,125

		3,738,614

Diversified Telecommunication Services 0.1%
TeliaSonera AB	322,372	2,072,648

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	36,297	1,119,746

Food & Staples Retailing 0.0%†
ICA Gruppen AB	10,464	407,451

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B (a)	53,666	548,669
Getinge AB, Class B	29,778	678,116

		1,226,785

Household Durables 0.1%
Electrolux AB Series B	32,583	952,050
Husqvarna AB, Class B	53,842	395,764

		1,347,814

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	80,133	$1,727,563

Machinery 0.6%
Alfa Laval AB	42,275	799,412
Atlas Copco AB, Class A	92,305	2,568,448
Atlas Copco AB, Class B	53,534	1,370,354
Sandvik AB	145,890	1,418,501
SKF AB, Class B (a)	54,550	1,149,124
Volvo AB, Class B	207,099	2,233,251

		9,539,090

Metals & Mining 0.0%†
Boliden AB	37,307	596,345

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	27,662	395,853

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	130,375	5,416,432

Tobacco 0.1%
Swedish Match AB	29,133	912,869

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	42,802	518,662

		51,920,051

SWITZERLAND 9.8%
Beverages 0.0%†
Coca-Cola HBC AG, CDI*	25,385	483,317

Biotechnology 0.1%
Actelion Ltd. REG*	14,491	1,668,220

Building Products 0.1%
Geberit AG REG	5,304	1,794,358

Capital Markets 0.9%
Credit Suisse Group AG REG*	209,660	5,266,921
Julius Baer Group Ltd.*	30,829	1,407,591
Partners Group Holding AG	2,247	653,736
UBS Group AG*	501,301	8,617,214

		15,945,462

Chemicals 0.5%
EMS-Chemie Holding AG REG	1,189	481,335
Givaudan SA REG*	1,278	2,292,550
Sika AG — Bearer Shares	284	837,783
Syngenta AG REG	12,813	4,121,399

		7,733,067

Construction Materials 0.1%
Holcim Ltd. REG*	30,923	2,210,505

Diversified Financial Services 0.0%†
Pargesa Holding SA — Bearer Shares	3,802	293,385

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,163	1,659,745

23

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Electrical Equipment 0.4%
ABB Ltd. REG*	301,919	$6,388,045

Energy Equipment & Services 0.1%
Transocean Ltd. (a)	52,452	962,488

Food Products 2.0%
Aryzta AG*	11,462	880,849
Barry Callebaut AG REG*	306	313,719
Chocoladefabriken Lindt & Sprungli AG	135	667,504
Chocoladefabriken Lindt & Sprungli AG REG	15	865,528
Nestle SA REG	442,481	32,257,314

		34,984,914

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	7,617	1,119,018

Insurance 0.7%
Baloise Holding AG REG	6,381	815,565
Swiss Life Holding AG REG*	4,622	1,092,418
Swiss Re AG*	48,495	4,062,510
Zurich Insurance Group AG*	20,517	6,411,611

		12,382,104

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	6,945	781,949

Machinery 0.1%
Schindler Holding AG REG	2,819	404,171
Schindler Holding AG — Participation Certificate	6,166	890,150
Sulzer AG REG	2,946	315,137

		1,609,458

Marine 0.1%
Kuehne + Nagel International AG REG	7,270	987,523

Metals & Mining 0.4%
Glencore PLC*	1,457,603	6,728,045

Pharmaceuticals 3.2%
Novartis AG REG	315,629	29,272,531
Roche Holding AG	96,403	26,119,643

		55,392,174

Professional Services 0.2%
Adecco SA REG*	22,736	1,562,857
SGS SA REG	749	1,529,436

		3,092,293

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,259	532,404

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	86,388	644,587

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA REG	71,669	6,354,075
Swatch Group AG (The) REG	6,342	547,340
Swatch Group AG (The) — Bearer Shares	4,147	1,842,332

		8,743,747

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Trading Companies & Distributors 0.1%
Wolseley PLC	36,020	$2,059,328

		168,196,136

UNITED KINGDOM 18.4%
Aerospace & Defense 0.5%
BAE Systems PLC	436,870	3,194,915
Cobham PLC	161,420	810,338
Meggitt PLC	107,318	863,292
Rolls-Royce Holdings PLC*	260,683	3,501,973

		8,370,518

Air Freight & Logistics 0.0%†
Royal Mail PLC	83,589	557,033

Airlines 0.1%
easyJet PLC	20,730	536,473
International Consolidated Airlines Group SA*	142,628	1,062,474

		1,598,947

Auto Components 0.1%
GKN PLC	219,931	1,170,635

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	124,042	1,441,334

Banks 2.9%
Barclays PLC	2,254,286	8,474,607
HSBC Holdings PLC	2,627,638	24,830,538
Lloyds Banking Group PLC*	7,837,710	9,219,183
Royal Bank of Scotland Group PLC*	350,596	2,133,091
Standard Chartered PLC	339,786	5,081,804

		49,739,223

Beverages 1.0%
Diageo PLC	344,839	9,878,626
SABMiller PLC	132,776	6,921,767

		16,800,393

Capital Markets 0.2%
3i Group PLC	139,595	973,364
Aberdeen Asset Management PLC	119,522	798,640
Hargreaves Lansdown PLC	30,009	469,548
ICAP PLC	80,385	562,870
Schroders PLC	17,668	734,322

		3,538,744

Chemicals 0.1%
Croda International PLC	17,474	721,229
Johnson Matthey PLC	28,060	1,476,258

		2,197,487

Commercial Services & Supplies 0.1%
Aggreko PLC	35,692	832,337
Babcock International Group PLC	32,787	537,125
G4S PLC	204,811	883,478

		2,252,940

24

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Containers & Packaging 0.0%†
Rexam PLC	100,429	$707,019

Diversified Financial Services 0.1%
London Stock Exchange Group PLC	32,166	1,106,800

Diversified Telecommunication Services 0.5%
BT Group PLC	1,117,519	6,951,038
Inmarsat PLC	60,266	747,266

		7,698,304

Electric Utilities 0.2%
SSE PLC	133,965	3,384,905

Energy Equipment & Services 0.1%
Amec Foster Wheeler PLC	51,927	685,787
Petrofac Ltd. (a)	36,660	399,372
Subsea 7 SA	34,998	358,131

		1,443,290

Food & Staples Retailing 0.3%
J Sainsbury PLC (a)	164,850	629,510
Tesco PLC	1,130,047	3,294,878
WM Morrison Supermarkets PLC (a)	271,617	774,995

		4,699,383

Food Products 1.1%
Associated British Foods PLC	48,262	2,359,485
Tate & Lyle PLC	58,880	551,674
Unilever NV, CVA	223,610	8,747,117
Unilever PLC	176,201	7,158,724

		18,817,000

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	123,952	2,235,169

Hotels, Restaurants & Leisure 0.5%
Compass Group PLC	231,579	3,958,353
InterContinental Hotels Group PLC	32,504	1,307,842
Merlin Entertainments PLC (c)	68,587	424,392
Whitbread PLC	24,717	1,829,211
William Hill PLC	111,872	628,619

		8,148,417

Household Durables 0.1%
Persimmon PLC*	42,694	1,042,754

Household Products 0.4%
Reckitt Benckiser Group PLC	89,219	7,226,194

Industrial Conglomerates 0.1%
Smiths Group PLC	52,870	899,007

Insurance 1.2%
Admiral Group PLC	28,979	594,507
Aviva PLC	398,766	2,996,080
Direct Line Insurance Group PLC	202,497	916,014
Legal & General Group PLC	826,665	3,191,876
Old Mutual PLC	681,161	2,007,493
Prudential PLC	352,306	8,145,130
RSA Insurance Group PLC*	141,213	953,395
Standard Life PLC	324,354	2,009,141

		20,813,636

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Machinery 0.2%
CNH Industrial NV	124,909	$1,011,148
IMI PLC	35,273	690,079
Melrose Industries PLC	139,255	576,439
Weir Group PLC (The)	28,551	818,722

		3,096,388

Media 0.8%
ITV PLC	539,689	1,800,249
Pearson PLC	113,712	2,100,048
Reed Elsevier NV	95,039	2,269,589
Reed Elsevier PLC	153,981	2,630,300
Sky PLC	144,278	2,013,590
WPP PLC	180,990	3,763,082

		14,576,858

Metals & Mining 0.9%
Anglo American PLC	192,415	3,560,533
Antofagasta PLC	51,942	605,227
Rio Tinto Ltd.	59,031	2,767,428
Rio Tinto PLC	174,683	8,052,370

		14,985,558

Multiline Retail 0.2%
Marks & Spencer Group PLC	222,031	1,644,006
Next PLC	21,429	2,272,693

		3,916,699

Multi-Utilities 0.6%
Centrica PLC	679,440	2,942,949
National Grid PLC	517,720	7,346,075

		10,289,024

Oil, Gas & Consumable Fuels 1.3%
BG Group PLC	468,304	6,266,704
BP PLC	2,528,191	16,047,877
Tullow Oil PLC	126,903	817,808

		23,132,389

Pharmaceuticals 1.5%
AstraZeneca PLC	173,287	12,239,387
GlaxoSmithKline PLC	665,547	14,278,372

		26,517,759

Professional Services 0.1%
Capita PLC	93,542	1,568,482
Intertek Group PLC	23,346	844,939

		2,413,421

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (The)	130,963	1,579,237
Hammerson PLC	102,536	960,240
Intu Properties PLC (a)	117,318	606,527
Land Securities Group PLC	110,537	1,986,973
Segro PLC	97,198	556,816

		5,689,793

25

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	195,133	$2,997,707

Software 0.1%
Sage Group PLC (The)	155,456	1,122,794

Specialty Retail 0.2%
Dixons Carphone PLC	139,264	1,000,339
Kingfisher PLC	323,250	1,708,744
Sports Direct International PLC*	34,062	374,706

		3,083,789

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	59,258	1,503,477

Tobacco 1.1%
British American Tobacco PLC	255,817	13,862,961
Imperial Tobacco Group PLC	131,417	5,784,907

		19,647,868

Trading Companies & Distributors 0.2%
Ashtead Group PLC	67,338	1,195,917
Bunzl PLC	47,386	1,295,400
Travis Perkins PLC	35,229	1,014,032

		3,505,349

Water Utilities 0.1%
Severn Trent PLC	31,667	987,670
United Utilities Group PLC	93,729	1,331,319

		2,318,989

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	3,637,019	12,469,981

		317,156,975

UNITED STATES 0.1%
Hotels, Restaurants & Leisure 0.1%
Carnival PLC	24,772	1,119,650

Total Common Stocks (cost $1,457,693,084)		1,685,725,914

Preferred Stocks 0.6%
GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG —Preference Shares	8,086	660,624
Porsche Automobil Holding SE —Preference Shares	21,248	1,718,380
Volkswagen AG — Preference Shares	22,322	4,961,184

		7,340,188

Chemicals 0.0%†
Fuchs Petrolub SE — Preference Shares	9,282	369,693

Preferred Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Household Products 0.2%
Henkel AG & Co. KGaA	24,488	$2,637,796

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC* (b)	22,261,860	34,697

Total Preferred Stocks (cost $6,902,466)		10,382,374

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Banks 0.0%†
Banco Bilbao Vizcaya Argentaria SA, expiring 01/07/15*	792,530	75,761

Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring 01/08/15*	134,003	74,103

		149,864

Total Rights (cost $–)		149,864

Repurchase Agreements 1.7%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $14,701,397, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $14,995,415. (d)(e)	$14,701,331	14,701,331
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $15,000,067, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 -12/20/44; total market value $15,300,000. (d)(e)	15,000,000	15,000,000

Total Repurchase Agreements (cost $29,701,331)		29,701,331

Total Investments (cost $1,494,296,881) (f) — 100.3%		1,725,959,483
Liabilities in excess of other assets — (0.3)%		(4,952,526)

NET ASSETS — 100.0%		$1,721,006,957

26

Statement of Investments (Continued)

December 31, 2014

NVIT International Index Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $27,959,975.

(b)	Fair valued security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $707,535 which represents 0.04% of net assets.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $29,701,331.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation
BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CH	Switzerland

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts
SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
160	DJ Euro Stoxx 50	03/20/15	$6,065,739	$(41,130)
49	FTSE 100 Index	03/20/15	4,981,325	(5,793)
54	SGX Nikkei 225 Index	03/12/15	3,917,682	(56,905)
20	SPI 200 Index	03/19/15	2,197,340	(9,994)

			$17,162,086	$(113,822)

At December 31, 2014, the Fund had $1,108,198 segregated in foreign currency as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

December 31, 2014

NVIT International Index Fund
Assets:
Investments, at value* (cost $1,464,595,550)	$1,696,258,152
Repurchase agreements, at value (cost $29,701,331)	29,701,331

Total Investments, at value (total cost $1,494,296,881)	1,725,959,483

Cash	4,941,674
Deposits with broker for futures contracts	1,108,198
Foreign currencies, at value (cost $29,164,312)	29,148,631
Dividends receivable	1,499,758
Security lending income receivable	101,696
Receivable for investments sold	910,632
Receivable for capital shares issued	5,419,320
Reclaims receivable	1,955,962
Prepaid expenses	2,812

Total Assets	1,771,048,166

Liabilities:
Payable for investments purchased	19,579,740
Payable for capital shares redeemed	8,988
Payable for variation margin on futures contracts	253,237
Payable upon return of securities loaned (Note 2)	29,701,331
Accrued expenses and other payables:
Investment advisory fees	348,385
Fund administration fees	43,511
Distribution fees	17,376
Administrative servicing fees	15,672
Accounting and transfer agent fees	13,170
Custodian fees	5,436
Compliance program costs (Note 3)	1,350
Professional fees	30,593
Printing fees	8,807
Other	13,613

Total Liabilities	50,041,209

Net Assets	$1,721,006,957

Represented by:
Capital	$1,662,363,863
Accumulated distributions in excess of net investment income	(5,101,492)
Accumulated net realized losses from investments, futures, and foreign currency transactions	(167,512,720)
Net unrealized appreciation/(depreciation) from investments	231,662,602
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(113,822)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(291,474)

Net Assets	$1,721,006,957

*	Includes value of securities on loan of $27,959,975 (Note 2).

28

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT International Index Fund
Net Assets:
Class I Shares	$15,638,520
Class II Shares	11,995,318
Class VIII Shares	43,497,497
Class Y Shares	1,649,875,622

Total	$1,721,006,957

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,733,991
Class II Shares	1,332,864
Class VIII Shares	4,851,507
Class Y Shares	183,026,016

Total	190,944,378

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.02
Class II Shares	$9.00
Class VIII Shares	$8.97
Class Y Shares	$9.01

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended December 31, 2014

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$67,095,459
Income from securities lending (Note 2)	1,430,605
Interest income	1,452
Other income	688
Foreign tax withholding	(4,767,801)

Total Income	63,760,403

EXPENSES:
Investment advisory fees	4,114,890
Fund administration fees	506,434
Distribution fees Class II Shares	40,781
Distribution fees Class VI Shares(a)	4,826
Distribution fees Class VIII Shares	163,341
Administrative servicing fees Class I Shares(b)	12,081
Administrative servicing fees Class II Shares	24,469
Administrative servicing fees Class VI Shares(a)	2,896
Administrative servicing fees Class VIII Shares	61,253
Professional fees	115,144
Printing fees	11,970
Trustee fees	49,846
Custodian fees	69,787
Accounting and transfer agent fees	83,110
Compliance program costs (Note 3)	5,472
Other	117,461

Total Expenses	5,383,761

NET INVESTMENT INCOME	58,376,642

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(734,087)
Net realized gains from futures transactions (Note 2)	2,218,589
Net realized losses from foreign currency transactions (Note 2)	(2,643,463)

Net realized losses from investments, futures, and foreign currency transactions	(1,158,961)

Net change in unrealized appreciation/(depreciation) from investments	(156,423,321)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(914,951)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(356,904)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(157,695,176)

Net realized/unrealized losses from investments, futures, and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(158,854,137)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(100,477,495)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT International Index Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$58,376,642		$43,030,786
Net realized losses from investments, futures, and foreign currency transactions	(1,158,961)		(16,762,516)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(157,695,176)		291,309,665

Change in net assets resulting from operations	(100,477,495)		317,577,935

Distributions to Shareholders From:
Net investment income:
Class I	(341,447	)(a)	–
Class II	(448,874)		(406,365)
Class VI (b)	(76,380)		(147,109)
Class VIII	(1,270,389)		(869,617)
Class Y	(57,792,806)		(47,031,264)

Change in net assets from shareholder distributions	(59,929,896)		(48,454,355)

Change in net assets from capital transactions	171,273,469		(75,705,577)

Change in net assets	10,866,078		193,418,003

Net Assets:
Beginning of year	1,710,140,879		1,516,722,876

End of year	$1,721,006,957		$1,710,140,879

Accumulated distributions in excess of net investment income at end of year	$(5,101,492)		$(901,667)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,444,457	(a)	$–
Dividends reinvested	341,447	(a)	–
Cost of shares redeemed	(1,582,275	)(a)	–

Total Class I Shares	17,203,629	(a)	–

Class II Shares
Proceeds from shares issued	6,763,165		7,588,086
Proceeds from shares issued from class conversion	6,726,428		–
Dividends reinvested	448,874		406,365
Cost of shares redeemed	(17,687,915)		(6,086,522)

Total Class II Shares	(3,749,448)		1,907,929

Class VI Shares (b)
Proceeds from shares issued	1,298,290		1,926,118
Dividends reinvested	76,380		147,109
Cost of shares redeemed in class conversion	(6,726,428)		–
Cost of shares redeemed	(595,398)		(1,177,107)

Total Class VI Shares	(5,947,156)		896,120

Class VIII Shares
Proceeds from shares issued	12,763,241		11,509,951
Dividends reinvested	1,270,389		869,617
Cost of shares redeemed	(3,197,267)		(3,967,290)

Total Class VIII Shares	10,836,363		8,412,278
(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

31

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$205,404,005		$81,503,568
Dividends reinvested	57,792,806		47,031,264
Cost of shares redeemed	(110,266,730)		(215,456,736)

Total Class Y Shares	152,930,081		(86,921,904)

Change in net assets from capital transactions	$171,273,469		$(75,705,577)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,859,817	(a)	–
Reinvested	37,609	(a)	–
Redeemed	(163,435	)(a)	–

Total Class I Shares	1,733,991	(a)	–

Class II Shares
Issued	691,574		819,837
Issued in class conversion	683,893		–
Reinvested	47,579		42,961
Redeemed	(1,775,558)		(664,644)

Total Class II Shares	(352,512)		198,154

Class VI Shares (b)
Issued	132,534		212,179
Reinvested	7,786		15,584
Redeemed in class conversion	(685,454)		–
Redeemed	(60,636)		(130,229)

Total Class VI Shares	(605,770)		97,534

Class VIII Shares
Issued	1,319,467		1,252,852
Reinvested	136,641		92,144
Redeemed	(330,849)		(436,508)

Total Class VIII Shares	1,125,259		908,488

Class Y Shares
Issued	21,382,223		8,960,321
Reinvested	6,179,433		4,960,220
Redeemed	(11,094,239)		(23,382,612)

Total Class Y Shares	16,467,417		(9,462,071)

Total change in shares	18,368,385		(8,257,895)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	–	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Year Ended December 31, 2014 (e)	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	–	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013 (e)	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	–	$9.89	21.36%		$16,662,095	0.70%	2.27%	0.70%	5.67%
Year Ended December 31, 2012 (e)	$7.25	0.24	1.08	1.32	(0.20)	(0.20)	–	$8.37	18.29%		$12,451,393	0.71%	3.03%	0.72%	8.67%
Year Ended December 31, 2011 (e)	$8.51	0.23	(1.27)	(1.04)	(0.22)	(0.22)	–	$7.25	(12.72%	)	$14,359,606	0.71%	2.79%	0.73%	5.07%
Year Ended December 31, 2010 (e)	$8.11	0.17	0.40	0.57	(0.17)	(0.17)	–	$8.51	7.52%		$17,558,453	0.72%	2.21%	0.74%	2.94%

Class VIII Shares
Year Ended December 31, 2014 (e)	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	–	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013 (e)	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	–	$9.86	21.01%		$36,745,163	0.85%	2.09%	0.85%	5.67%
Year Ended December 31, 2012 (e)	$7.24	0.20	1.11	1.31	(0.19)	(0.19)	–	$8.36	18.21%		$23,542,464	0.86%	2.62%	0.87%	8.67%
Year Ended December 31, 2011 (e)	$8.50	0.21	(1.26)	(1.05)	(0.21)	(0.21)	–	$7.24	(12.85%	)	$24,478,621	0.86%	2.57%	0.88%	5.07%
Year Ended December 31, 2010 (e)	$8.10	0.16	0.40	0.56	(0.16)	(0.16)	–	$8.50	7.40%		$19,042,860	0.87%	2.08%	0.89%	2.94%

Class Y Shares
Year Ended December 31, 2014 (e)	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	–	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013 (e)	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	–	$9.91	21.72%		$1,650,757,852	0.30%	2.73%	0.30%	5.67%
Year Ended December 31, 2012 (e)	$7.26	0.25	1.12	1.37	(0.24)	(0.24)	–	$8.39	18.89%		$1,476,483,428	0.31%	3.26%	0.32%	8.67%
Year Ended December 31, 2011 (e)	$8.53	0.25	(1.27)	(1.02)	(0.25)	(0.25)	–	$7.26	(12.44%	)	$1,343,291,702	0.31%	3.10%	0.34%	5.07%
Year Ended December 31, 2010 (e)	$8.12	0.20	0.41	0.61	(0.20)	(0.20)	–	$8.53	8.07%		$1,211,042,594	0.32%	2.56%	0.34%	2.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT International Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

34

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

35

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$17,230,639	$—	$17,230,639
Air Freight & Logistics	—	7,017,256	—	7,017,256
Airlines	242,318	4,135,446	—	4,377,764
Auto Components	—	21,275,901	—	21,275,901
Automobiles	—	62,721,146	—	62,721,146
Banks	—	229,475,084	—	229,475,084
Beverages	—	41,969,750	—	41,969,750
Biotechnology	—	7,062,337	—	7,062,337
Building Products	—	10,907,654	—	10,907,654
Capital Markets	8,617,214	24,660,179	—	33,277,393
Chemicals	—	58,154,828	—	58,154,828
Commercial Services & Supplies	525,581	8,870,540	—	9,396,121
Communications Equipment	—	10,512,639	—	10,512,639
Construction & Engineering	—	12,025,410	—	12,025,410
Construction Materials	—	10,234,318	—	10,234,318
Consumer Finance	—	858,034	—	858,034
Containers & Packaging	—	2,780,097	—	2,780,097
Distributors	—	480,564	—	480,564
Diversified Consumer Services	—	249,253	—	249,253
Diversified Financial Services	—	17,851,711	—	17,851,711
Diversified Telecommunication Services	1,390,083	53,769,784	—	55,159,867
Electric Utilities	—	28,503,292	—	28,503,292
Electrical Equipment	—	22,197,242	—	22,197,242
Electronic Equipment, Instruments & Components	—	21,254,029	—	21,254,029
Energy Equipment & Services	—	5,301,461	—	5,301,461
Food & Staples Retailing	—	28,867,301	—	28,867,301
Food Products	—	68,000,999	—	68,000,999
Gas Utilities	—	9,261,537	—	9,261,537
Health Care Equipment & Supplies	754,148	12,108,422	—	12,862,570
Health Care Providers & Services	—	8,590,602	—	8,590,602
Health Care Technology	—	418,300	—	418,300
Hotels, Restaurants & Leisure	—	21,543,512	—	21,543,512
Household Durables	—	13,422,286	—	13,422,286
Household Products	—	11,777,053	—	11,777,053
Independent Power and Renewable Electricity Producers	—	1,300,951	—	1,300,951
Industrial Conglomerates	—	25,505,725	—	25,505,725
Information Technology Services	—	7,997,234	—	7,997,234
Insurance	719,689	94,507,345	—	95,227,034
Internet & Catalog Retail	—	1,483,750	—	1,483,750
Internet Software & Services	—	1,910,690	—	1,910,690
Leisure Products	—	2,824,777	—	2,824,777
Life Sciences Tools & Services	—	1,548,920	—	1,548,920
Machinery	—	42,421,056	—	42,421,056
Marine	—	5,048,341	—	5,048,341
Media	1,624,890	26,167,924	—	27,792,814
Metals & Mining	—	54,269,927	—	54,269,927
Multiline Retail	—	6,184,939	—	6,184,939

36

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Multi-Utilities	$1,052,612	$23,549,591	$—	$24,602,203
Oil, Gas & Consumable Fuels	—	91,064,851	—	91,064,851
Paper & Forest Products	—	2,225,676	—	2,225,676
Personal Products	—	10,429,442	—	10,429,442
Pharmaceuticals	—	157,634,992	—	157,634,992
Professional Services	545,667	10,229,304	—	10,774,971
Real Estate Investment Trusts (REITs)	2,015,965	26,342,562	—	28,358,527
Real Estate Management & Development	—	33,986,343	—	33,986,343
Road & Rail	—	18,052,100	—	18,052,100
Semiconductors & Semiconductor Equipment	—	13,752,083	—	13,752,083
Software	—	15,235,538	—	15,235,538
Specialty Retail	—	17,459,428	—	17,459,428
Technology Hardware, Storage & Peripherals	—	10,779,396	—	10,779,396
Textiles, Apparel & Luxury Goods	756,085	26,978,076	—	27,734,161
Tobacco	—	24,716,678	—	24,716,678
Trading Companies & Distributors	—	20,457,030	—	20,457,030
Transportation Infrastructure	—	7,706,282	—	7,706,282
Water Utilities	—	2,318,989	—	2,318,989
Wireless Telecommunication Services	—	29,903,116	—	29,903,116
Total Common Stocks	$18,244,252	$1,667,481,662	—	$1,685,725,914
Preferred Stocks	—	10,382,374	—	10,382,374
Repurchase Agreements	—	29,701,331	—	29,701,331
Rights	149,864	—	—	149,864
Total Assets	$18,394,116	$1,707,565,367	$—	$1,725,959,483

Liabilities:
Futures Contracts	(113,822)	—	—	(113,822)
Total Liabilities	$(113,822)	$—	$—	$(113,822)
Total	$18,280,294	$1,707,565,367	$—	$1,725,845,661

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/13	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(598,393)	(598,393)
Change in Unrealized Appreciation/(Depreciation)	598,393	598,393
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

37

Notes to Financial Statements (Continued)

December 31, 2014

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized

38

Notes to Financial Statements (Continued)

December 31, 2014

gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.“The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(113,822)
Total		$(113,822)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,218,589
Total	$2,218,589

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(914,951)
Total	$(914,951)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities and foreign currencies. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been

39

Notes to Financial Statements (Continued)

December 31, 2014

earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–4.00%, maturing 11/20/21–02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–7.00%, maturing 8/20/18–12/20/44; total market value $255,000,000.

40

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investments in the joint repurchase agreements were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$14,701,331	$—	$14,701,331	$(14,701,331)	$—
Goldman Sachs & Co.	15,000,000	—	15,000,000	(15,000,000)	—
Total	$29,701,331	$—	$29,701,331	$(29,701,331)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2013 are primarily attributable to foreign currency gains and losses and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

41

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment income	Accumulated net realized losses from investments, futures, and foreign currency transactions
$(1)	$(2,646,571)	$2,646,572

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

42

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.24%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $506,434 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

43

Notes to Financial Statements (Continued)

December 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,472.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (vi) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class VI, and Class VIII shares of the Fund.

For the year ended December 31, 2014, NFS earned $ 100,699 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class II and Class VIII shares, respectively. For the period from May 1, 2014 (commencement of operations) through December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I shares. For the period from January 1, 2014 through April 25, 2014 the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,990 and $6,072, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds

44

Notes to Financial Statements (Continued)

December 31, 2014

Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $228,030,638 and sales of $67,573,590 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $0 of brokerage commissions.

45

Notes to Financial Statements (Continued)

December 31, 2014

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$59,929,896	$—	$59,929,896	$—	$59,929,896

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,454,355	$—	$48,454,355	$—	$48,454,355

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,634,373	$—	$1,634,373	$(112,293,178)	$169,301,899	$58,643,094

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,556,296,820	$341,948,377	$(172,285,714)	$169,662,663

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

46

Notes to Financial Statements (Continued)

December 31, 2014

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$2,921,011	2016
17,097,785	2017
8,956,196	2018
83,318,186	Unlimited

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $4,496,107 and are no longer eligible to offset future capital gains, if any.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

48

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $67,103,379 or $0.3514 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $2,499,869 or $0.0131 per outstanding share.

49

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

50

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

51

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

52

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

53

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

54

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

55

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

56

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

57

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

58

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

59

Annual Report

December 31, 2014

NVIT Mid Cap Index Fund

AR-MCX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Mid Cap Index Fund

For the annual period ended December 31, 2014, the NVIT Mid Cap Index Fund (Class I) returned 9.42% versus 9.77% for its benchmark, the S&P MidCap 400® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Core Funds (consisting of 85 funds as of December 31, 2014) was 9.30% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm.

Equity investors experienced an unpleasant start to the year. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve’s scaling back of stimulus measures. Equity markets around the world declined sharply in January 2014, but the sell-off was short-lived; equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. In addition, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and related to severe weather.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger-and-acquisition (M&A) activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

The combination of high valuations and expectations of higher interest rates, however, left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer of 2014. A ground war in Gaza, the disappearance of civilian Malaysian airliners and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared that the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October 2014 and continued their climb through year-end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This scenario drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank (ECB) and the Bank of Japan implemented easing measures to stimulate their economies and support their currencies. The U.S. equity market, however, absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened during the reporting period, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

4

Fund Commentary (con’t.)	NVIT Mid Cap Index Fund

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. For the year ended 2014, futures did not have any impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA;

Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Mid Cap Index Fund

Objective

The Fund seeks capital appreciation.

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreements	4.7%
Liabilities in excess of other assets	(3.3)%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	9.5%
Insurance	4.6%
Banks	4.6%
Machinery	4.5%
Software	4.2%
Specialty Retail	4.1%
Electronic Equipment, Instruments & Components	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Health Care Providers & Services	3.2%
Health Care Equipment & Supplies	3.1%
Other Industries*	55.2%
100.0%

Top Holdings††

Skyworks Solutions, Inc.	0.8%
Equinix, Inc.	0.7%
Advance Auto Parts, Inc.	0.7%
SL Green Realty Corp.	0.7%
Henry Schein, Inc.	0.7%
Hanesbrands, Inc.	0.7%
Endo International PLC	0.6%
Realty Income Corp.	0.6%
Signet Jewelers Ltd.	0.6%
Church & Dwight Co., Inc.	0.6%
Other Holdings*	93.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Overview	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For years ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	9.42%	16.03%	9.25%
Class II2	9.18%	15.81%	9.04%
Class Y2	9.57%	16.21%	9.39%
S&P MidCap 400 Index	9.77%	16.54%	9.71%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (May 1, 2006), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio^
Class I	0.42%
Class II	0.67%
Class Y	0.27%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Mid Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,019.50	2.04	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.19	2.04	0.40
Class II Shares	Actual	(a)	1,000.00	1,018.80	3.10	0.61
	Hypothetical	(a)(b)	1,000.00	1,022.13	3.11	0.61
Class Y Shares	Actual	(a)	1,000.00	1,020.50	1.27	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.95	1.28	0.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Mid Cap Index Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 1.7%
Alliant Techsystems, Inc.	27,249	$3,167,696
B/E Aerospace, Inc.*	89,865	5,213,967
Esterline Technologies Corp.*	27,257	2,989,548
Exelis, Inc.	159,366	2,793,686
Huntington Ingalls Industries, Inc.	41,208	4,634,252
KLX, Inc.*	44,933	1,853,486
Triumph Group, Inc.	43,340	2,913,315

		23,565,950

Airlines 0.7%
Alaska Air Group, Inc.	112,270	6,709,255
JetBlue Airways Corp.* (a)	209,180	3,317,595

		10,026,850

Auto Components 0.3%
Gentex Corp.	124,925	4,513,540

Automobiles 0.2%
Thor Industries, Inc.	39,638	2,214,575

Banks 4.7%
Associated Banc-Corp.	129,700	2,416,311
BancorpSouth, Inc.	72,984	1,642,870
Bank of Hawaii Corp.	37,443	2,220,744
Cathay General Bancorp	63,257	1,618,747
City National Corp.	40,919	3,306,664
Commerce Bancshares, Inc.	70,669	3,073,377
Cullen/Frost Bankers, Inc.	46,816	3,307,082
East West Bancorp, Inc.	122,503	4,742,091
First Horizon National Corp.	200,755	2,726,253
First Niagara Financial Group, Inc.	302,044	2,546,231
FirstMerit Corp.	141,145	2,666,229
Fulton Financial Corp.	158,101	1,954,128
Hancock Holding Co.	69,609	2,136,996
International Bancshares Corp.	49,444	1,312,244
PacWest Bancorp	81,399	3,700,399
Prosperity Bancshares, Inc.	51,204	2,834,654
Signature Bank*	42,936	5,408,219
SVB Financial Group*	43,393	5,036,626
Synovus Financial Corp.	116,546	3,157,231
TCF Financial Corp.	142,709	2,267,646
Trustmark Corp.	57,552	1,412,326
Umpqua Holdings Corp.	185,407	3,153,773
Valley National Bancorp (a)	187,673	1,822,305
Webster Financial Corp.	77,014	2,505,265

		66,968,411

Biotechnology 0.8%
Cubist Pharmaceuticals, Inc.*	65,107	6,553,020
United Therapeutics Corp.*	40,543	5,249,913

		11,802,933

Common Stocks (continued)

	Shares	Market Value

Building Products 0.9%
A.O. Smith Corp.	64,189	$3,620,902
Fortune Brands Home & Security, Inc.	134,634	6,094,881
Lennox International, Inc. (a)	37,716	3,585,660

		13,301,443

Capital Markets 1.6%
Eaton Vance Corp.	100,920	4,130,656
Federated Investors, Inc., Class B (a)	81,228	2,674,838
Janus Capital Group, Inc. (a)	125,392	2,022,573
Raymond James Financial, Inc.	107,508	6,159,133
SEI Investments Co.	111,317	4,457,133
Waddell & Reed Financial, Inc., Class A	71,354	3,554,856

		22,999,189

Chemicals 3.0%
Albemarle Corp. (a)	66,775	4,015,181
Ashland, Inc.	54,460	6,522,129
Cabot Corp.	54,657	2,397,256
Cytec Industries, Inc.	61,506	2,839,732
Minerals Technologies, Inc.	29,446	2,045,025
NewMarket Corp.	9,090	3,668,088
Olin Corp.	66,729	1,519,419
PolyOne Corp.	77,581	2,941,096
RPM International, Inc.	113,904	5,776,072
Scotts Miracle-Gro Co. (The), Class A	37,891	2,361,367
Sensient Technologies Corp.	41,096	2,479,733
Valspar Corp. (The)	65,053	5,625,783

		42,190,881

Commercial Services & Supplies 1.6%
Clean Harbors, Inc.* (a)	46,554	2,236,920
Copart, Inc.*	97,029	3,540,588
Deluxe Corp.	42,389	2,638,715
Herman Miller, Inc.	50,764	1,493,985
HNI Corp.	37,886	1,934,459
MSA Safety, Inc.	26,838	1,424,829
Rollins, Inc.	54,643	1,808,683
RR Donnelley & Sons Co.	170,504	2,865,320
Waste Connections, Inc.	105,920	4,659,421

		22,602,920

Communications Equipment 1.1%
ARRIS Group, Inc.*	112,429	3,394,232
Ciena Corp.*	90,941	1,765,165
InterDigital, Inc.	31,715	1,677,723
JDS Uniphase Corp.*	197,857	2,714,598
Plantronics, Inc.	36,632	1,942,229
Polycom, Inc.*	116,472	1,572,372
Riverbed Technology, Inc.*	132,367	2,701,610

		15,767,929

10

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.5%
AECOM Technology Corp.*	131,267	$3,986,579
Granite Construction, Inc.	30,740	1,168,735
KBR, Inc.	123,807	2,098,528

		7,253,842

Construction Materials 0.2%
Eagle Materials, Inc.	42,893	3,261,155

Consumer Finance 0.3%
SLM Corp.	361,116	3,679,772

Containers & Packaging 2.0%
AptarGroup, Inc.	55,237	3,692,041
Bemis Co., Inc. (b)	85,235	3,853,474
Greif, Inc., Class A	28,925	1,366,128
Packaging Corp. of America	83,957	6,552,844
Rock-Tenn Co., Class A	119,514	7,287,964
Silgan Holdings, Inc.	37,216	1,994,778
Sonoco Products Co.	86,412	3,776,204

		28,523,433

Distributors 0.5%
LKQ Corp.*	258,600	7,271,832

Diversified Consumer Services 1.0%
Apollo Education Group, Inc.*	82,426	2,811,551
DeVry Education Group, Inc.	49,062	2,328,973
Graham Holdings Co., Class B	3,757	3,244,958
Service Corp. International	177,197	4,022,372
Sotheby’s	52,399	2,262,589

		14,670,443

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	72,023	4,567,699
MSCI, Inc.	95,603	4,535,406

		9,103,105

Electric Utilities 1.8%
Cleco Corp.	51,525	2,810,174
Great Plains Energy, Inc.	131,298	3,730,176
Hawaiian Electric Industries, Inc. (a)	87,523	2,930,270
IDACORP, Inc.	42,898	2,839,419
OGE Energy Corp.	170,092	6,034,864
PNM Resources, Inc.	67,975	2,014,099
Westar Energy, Inc.	111,567	4,601,023

		24,960,025

Electrical Equipment 0.9%
Acuity Brands, Inc.	37,010	5,183,991
Hubbell, Inc., Class B	46,356	4,952,211
Regal-Beloit Corp.	38,136	2,867,827

		13,004,029

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 3.7%
Arrow Electronics, Inc.*	82,698	$4,787,387
Avnet, Inc.	116,953	5,031,318
Belden, Inc.	36,538	2,879,560
Cognex Corp.*	74,282	3,070,075
FEI Co.	35,458	3,203,630
Ingram Micro, Inc., Class A*	133,070	3,678,055
IPG Photonics Corp.* (a)	30,281	2,268,652
Itron, Inc.*	33,332	1,409,610
Jabil Circuit, Inc.	165,036	3,602,736
Keysight Technologies, Inc.*	142,939	4,827,050
Knowles Corp.* (a)	72,572	1,709,071
National Instruments Corp.	86,014	2,674,175
Tech Data Corp.*	32,646	2,064,207
Trimble Navigation Ltd.*	221,027	5,866,057
Vishay Intertechnology, Inc.	115,768	1,638,117
Zebra Technologies Corp., Class A*	43,455	3,363,852

		52,073,552

Energy Equipment & Services 2.1%
Atwood Oceanics, Inc.*	51,078	1,449,083
CARBO Ceramics, Inc. (a)	16,718	669,556
Dresser-Rand Group, Inc.*	65,411	5,350,620
Dril-Quip, Inc.*	33,685	2,584,650
Helix Energy Solutions Group, Inc.*	83,759	1,817,570
Oceaneering International, Inc.	89,613	5,270,141
Oil States International, Inc.*	45,377	2,218,935
Patterson-UTI Energy, Inc.	124,945	2,072,838
Rowan Cos. PLC, Class A	106,278	2,478,403
Superior Energy Services, Inc.	129,859	2,616,659
Tidewater, Inc.	42,437	1,375,383
Unit Corp.*	39,344	1,341,630

		29,245,468

Food & Staples Retailing 0.4%
SUPERVALU, Inc.*	176,038	1,707,568
United Natural Foods, Inc.*	42,572	3,291,880

		4,999,448

Food Products 1.9%
Dean Foods Co. (a)	80,067	1,551,699
Flowers Foods, Inc.	157,648	3,025,265
Hain Celestial Group, Inc. (The)*	86,121	5,019,993
Ingredion, Inc.	61,325	5,202,813
Lancaster Colony Corp.	16,567	1,551,334
Post Holdings, Inc.* (a)	38,283	1,603,675
Tootsie Roll Industries, Inc. (a)	16,893	517,770
TreeHouse Foods, Inc.*	36,121	3,089,429
WhiteWave Foods Co. (The)*	148,790	5,206,162

		26,768,140

11

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 1.7%
Atmos Energy Corp.	85,672	$4,775,357
National Fuel Gas Co.	71,845	4,995,383
ONE Gas, Inc.	44,422	1,831,075
Questar Corp.	149,559	3,780,852
UGI Corp.	147,142	5,588,453
WGL Holdings, Inc.	42,420	2,316,980

		23,288,100

Health Care Equipment & Supplies 3.2%
Align Technology, Inc.*	61,665	3,447,690
Cooper Cos., Inc. (The)	41,202	6,678,432
Halyard Health, Inc.*	39,713	1,805,750
Hill-Rom Holdings, Inc.	49,085	2,239,258
Hologic, Inc.*	206,888	5,532,185
IDEXX Laboratories, Inc.*	40,690	6,033,106
ResMed, Inc. (a)	118,997	6,670,972
Sirona Dental Systems, Inc.*	47,253	4,128,495
STERIS Corp. (a)	50,709	3,288,479
Teleflex, Inc.	35,341	4,057,854
Thoratec Corp.*	46,936	1,523,542

		45,405,763

Health Care Providers & Services 3.3%
Centene Corp.*	50,066	5,199,354
Community Health Systems, Inc.*	99,231	5,350,536
Health Net, Inc.*	66,494	3,559,424
Henry Schein, Inc.*	71,866	9,784,556
LifePoint Hospitals, Inc.*	38,635	2,778,243
MEDNAX, Inc.*	85,692	5,665,098
Omnicare, Inc.	83,531	6,091,916
Owens & Minor, Inc.	53,831	1,890,006
VCA, Inc.*	71,790	3,501,198
WellCare Health Plans, Inc.*	37,468	3,074,624

		46,894,955

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	144,602	1,846,568
HMS Holdings Corp.*	74,917	1,583,745

		3,430,313

Hotels, Restaurants & Leisure 1.5%
Brinker International, Inc.	54,237	3,183,169
Cheesecake Factory, Inc. (The)	39,280	1,976,177
Domino’s Pizza, Inc.	46,940	4,420,340
International Game Technology	211,124	3,641,889
International Speedway Corp., Class A	23,747	751,593
Life Time Fitness, Inc.*	30,716	1,739,140
Panera Bread Co., Class A*	21,864	3,821,827
Wendy’s Co. (The)	233,783	2,111,060

		21,645,195

Household Durables 1.7%
Jarden Corp.*	152,676	7,310,127
KB Home (a)	77,705	1,286,018

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
M.D.C. Holdings, Inc. (a)	33,236	$879,757
NVR, Inc.*	3,321	4,235,371
Tempur Sealy International, Inc.*	51,980	2,854,222
Toll Brothers, Inc.*	138,161	4,734,777
Tupperware Brands Corp.	42,985	2,708,055

		24,008,327

Household Products 1.1%
Church & Dwight Co., Inc.	114,159	8,996,871
Energizer Holdings, Inc.	52,991	6,812,523

		15,809,394

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	54,757	4,941,272

Information Technology Services 2.8%
Acxiom Corp.*	65,720	1,332,145
Broadridge Financial Solutions, Inc.	102,417	4,729,617
Convergys Corp.	85,632	1,744,324
CoreLogic, Inc.*	76,582	2,419,225
DST Systems, Inc.	25,009	2,354,597
Gartner, Inc.*	75,120	6,325,855
Global Payments, Inc.	57,719	4,659,655
Jack Henry & Associates, Inc.	69,785	4,336,440
Leidos Holdings, Inc.	53,094	2,310,651
NeuStar, Inc., Class A* (a)	46,833	1,301,957
Science Applications International Corp.	34,509	1,709,231
VeriFone Systems, Inc.*	96,480	3,589,056
WEX, Inc.*	33,083	3,272,570

		40,085,323

Insurance 4.8%
Alleghany Corp.*	13,744	6,370,344
American Financial Group, Inc.	62,989	3,824,692
Arthur J. Gallagher & Co.	137,711	6,483,434
Aspen Insurance Holdings Ltd.	53,108	2,324,537
Brown & Brown, Inc.	100,601	3,310,779
Everest Re Group Ltd.	38,612	6,575,624
First American Financial Corp.	91,537	3,103,104
Hanover Insurance Group, Inc. (The)	37,574	2,679,778
HCC Insurance Holdings, Inc.	82,606	4,421,073
Kemper Corp.	42,697	1,541,789
Mercury General Corp.	30,919	1,752,180
Old Republic International Corp.	207,051	3,029,156
Primerica, Inc.	45,348	2,460,582
Protective Life Corp.	67,297	4,687,236
Reinsurance Group of America, Inc.	58,623	5,136,547
RenaissanceRe Holdings Ltd.	32,880	3,196,594
StanCorp Financial Group, Inc.	35,876	2,506,297
W.R. Berkley Corp.	86,641	4,441,218

		67,844,964

12

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.2%
HSN, Inc.	27,709	$2,105,884

Internet Software & Services 1.3%
AOL, Inc.*	66,466	3,068,735
Equinix, Inc.	46,766	10,603,255
Rackspace Hosting, Inc.*	101,678	4,759,547

		18,431,537

Leisure Products 0.8%
Brunswick Corp.	79,324	4,066,148
Polaris Industries, Inc.	52,128	7,883,839

		11,949,987

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc., Class A*	17,547	2,115,466
Bio-Techne Corp.	31,640	2,923,536
Charles River Laboratories International, Inc.*	40,042	2,548,273
Covance, Inc.*	48,287	5,014,122
Mettler-Toledo International, Inc.*	24,361	7,368,228

		19,969,625

Machinery 4.6%
AGCO Corp. (a)	71,427	3,228,500
CLARCOR, Inc.	42,775	2,850,526
Crane Co.	42,282	2,481,953
Donaldson Co., Inc.	108,974	4,209,666
Graco, Inc.	50,749	4,069,055
Harsco Corp.	68,962	1,302,692
IDEX Corp.	67,755	5,274,049
ITT Corp.	78,169	3,162,718
Kennametal, Inc.	67,507	2,416,076
Lincoln Electric Holdings, Inc.	66,290	4,579,976
Nordson Corp.	50,076	3,903,925
Oshkosh Corp.	68,101	3,313,114
SPX Corp.	35,050	3,011,496
Terex Corp.	92,506	2,579,067
Timken Co. (The)	63,574	2,713,338
Trinity Industries, Inc.	132,816	3,720,176
Valmont Industries, Inc. (a)	20,998	2,666,746
Wabtec Corp.	82,141	7,137,232
Woodward, Inc.	49,814	2,452,343

		65,072,648

Marine 0.3%
Kirby Corp.*	48,692	3,931,392

Media 1.3%
AMC Networks, Inc., Class A*	50,460	3,217,834
Cinemark Holdings, Inc.	88,867	3,161,888
DreamWorks Animation SKG, Inc., Class A* (a)	61,817	1,380,374
John Wiley & Sons, Inc., Class A	40,039	2,371,910
Live Nation Entertainment, Inc.*	123,290	3,219,102
Meredith Corp.	31,106	1,689,678

Common Stocks (continued)

	Shares	Market Value

Media (continued)
New York Times Co. (The), Class A (a)	111,595	$1,475,286
Time, Inc. (a)	93,041	2,289,739

		18,805,811

Metals & Mining 1.8%
Carpenter Technology Corp.	45,432	2,237,526
Cliffs Natural Resources, Inc. (a)	130,737	933,462
Commercial Metals Co.	100,833	1,642,570
Compass Minerals International, Inc.	28,663	2,488,808
Reliance Steel & Aluminum Co.	66,628	4,082,298
Royal Gold, Inc.	55,635	3,488,314
Steel Dynamics, Inc.	205,163	4,049,918
TimkenSteel Corp.	32,715	1,211,436
United States Steel Corp.	124,153	3,319,851
Worthington Industries, Inc.	43,244	1,301,212

		24,755,395

Multiline Retail 0.3%
Big Lots, Inc.	45,615	1,825,512
J.C. Penney Co., Inc.* (a)	260,155	1,685,805

		3,511,317

Multi-Utilities 1.1%
Alliant Energy Corp.	94,669	6,287,915
Black Hills Corp.	38,108	2,021,248
MDU Resources Group, Inc.	165,645	3,892,658
Vectren Corp.	70,435	3,256,210

		15,458,031

Oil, Gas & Consumable Fuels 1.9%
California Resources Corp.*	260,570	1,435,741
Energen Corp.	62,470	3,983,087
Gulfport Energy Corp.*	72,991	3,046,645
HollyFrontier Corp.	167,034	6,260,434
Peabody Energy Corp. (a)	231,646	1,792,940
Rosetta Resources, Inc.*	52,475	1,170,717
SM Energy Co.	57,522	2,219,199
Western Refining, Inc.	62,274	2,352,712
World Fuel Services Corp.	61,497	2,886,054
WPX Energy, Inc.*	173,551	2,018,398

		27,165,927

Paper & Forest Products 0.3%
Domtar Corp.	55,017	2,212,784
Louisiana-Pacific Corp.* (a)	121,360	2,009,721

		4,222,505

Pharmaceuticals 1.1%
Endo International PLC*	131,173	9,460,197
Salix Pharmaceuticals Ltd.*	54,379	6,250,322

		15,710,519

13

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.1%
Corporate Executive Board Co. (The)	28,708	$2,082,191
FTI Consulting, Inc.*	35,009	1,352,398
ManpowerGroup, Inc.	67,535	4,603,861
Towers Watson & Co., Class A	59,681	6,754,099

		14,792,549

Real Estate Investment Trusts (REITs) 9.9%
Alexandria Real Estate Equities, Inc.	61,449	5,452,984
American Campus Communities, Inc.	89,704	3,710,158
BioMed Realty Trust, Inc.	168,491	3,629,296
Camden Property Trust	73,729	5,444,149
Corporate Office Properties Trust	78,956	2,239,982
Corrections Corp. of America	99,397	3,612,087
Duke Realty Corp.	291,607	5,890,462
Equity One, Inc.	65,517	1,661,511
Extra Space Storage, Inc.	94,310	5,530,339
Federal Realty Investment Trust	58,142	7,759,631
Highwoods Properties, Inc.	77,887	3,448,836
Home Properties, Inc.	48,955	3,211,448
Hospitality Properties Trust	127,919	3,965,489
Kilroy Realty Corp.	71,646	4,948,589
Lamar Advertising Co., Class A	68,408	3,669,405
LaSalle Hotel Properties	95,294	3,856,548
Liberty Property Trust	126,764	4,770,129
Mack-Cali Realty Corp.	71,419	1,361,246
Mid-America Apartment Communities, Inc.	64,219	4,795,875
National Retail Properties, Inc.	112,550	4,431,094
Omega Healthcare Investors, Inc.	108,742	4,248,550
Potlatch Corp.	34,644	1,450,544
Rayonier, Inc.	108,144	3,021,543
Realty Income Corp.	190,032	9,066,427
Regency Centers Corp.	79,571	5,075,038
Senior Housing Properties Trust	173,989	3,846,897
SL Green Realty Corp.	82,364	9,802,963
Tanger Factory Outlet Centers, Inc.	81,837	3,024,696
Taubman Centers, Inc.	54,038	4,129,584
UDR, Inc.	217,794	6,712,411
Washington Prime Group, Inc.	132,412	2,280,135
Weingarten Realty Investors	95,998	3,352,250

		139,400,296

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	38,694	1,519,126
Jones Lang LaSalle, Inc.	38,250	5,734,823

		7,253,949

Road & Rail 1.5%
Con-way, Inc.	49,427	2,430,820
Genesee & Wyoming, Inc., Class A*	43,681	3,927,796
J.B. Hunt Transport Services, Inc.	78,980	6,654,065
Landstar System, Inc.	38,177	2,768,978
Old Dominion Freight Line, Inc.*	58,089	4,510,030

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Werner Enterprises, Inc.	38,023	$1,184,416

		21,476,105

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc.* (a)	535,948	1,430,981
Atmel Corp.*	356,161	2,989,972
Cree, Inc.* (a)	101,931	3,284,217
Cypress Semiconductor Corp.* (a)	126,590	1,807,705
Fairchild Semiconductor International, Inc.*	101,358	1,710,923
Integrated Device Technology, Inc.*	126,854	2,486,338
International Rectifier Corp.*	61,045	2,435,695
Intersil Corp., Class A	110,525	1,599,297
RF Micro Devices, Inc.*	503,394	8,351,306
Semtech Corp.*	56,965	1,570,525
Silicon Laboratories, Inc.*	33,635	1,601,699
Skyworks Solutions, Inc.	162,697	11,829,699
SunEdison, Inc.* (a)	215,047	4,195,567
Teradyne, Inc.	184,749	3,656,183

		48,950,107

Software 4.3%
ACI Worldwide, Inc.*	98,084	1,978,354
Advent Software, Inc.	37,943	1,162,573
ANSYS, Inc.*	78,431	6,431,342
Cadence Design Systems, Inc.*	249,797	4,738,649
CDK Global, Inc.	137,077	5,587,258
CommVault Systems, Inc.*	36,711	1,897,592
FactSet Research Systems, Inc. (a)	33,132	4,663,329
Fair Isaac Corp.	27,399	1,980,948
Fortinet, Inc.*	118,174	3,623,215
Informatica Corp.*	92,738	3,536,564
Mentor Graphics Corp.	83,492	1,830,145
PTC, Inc.*	98,987	3,627,873
Rovi Corp.*	80,841	1,826,198
SolarWinds, Inc.*	56,155	2,798,204
Solera Holdings, Inc.	58,223	2,979,853
Synopsys, Inc.*	132,976	5,780,467
Tyler Technologies, Inc.*	28,190	3,085,114
Ultimate Software Group, Inc. (The)*	24,211	3,554,538

		61,082,216

Specialty Retail 4.2%
Aaron’s, Inc.	55,045	1,682,726
Abercrombie & Fitch Co., Class A (b)	60,903	1,744,262
Advance Auto Parts, Inc.	62,290	9,921,551
American Eagle Outfitters, Inc. (a)	149,377	2,073,353
Ann, Inc.*	39,013	1,423,194
Ascena Retail Group, Inc.*	112,397	1,411,706
Cabela’s, Inc.* (a)	40,645	2,142,398
Chico’s FAS, Inc.	130,511	2,115,583
CST Brands, Inc.	66,275	2,890,253
Dick’s Sporting Goods, Inc.	83,722	4,156,797
Foot Locker, Inc.	121,251	6,811,881

14

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Guess?, Inc.	54,551	$1,149,935
Murphy USA, Inc.*	36,682	2,525,922
Office Depot, Inc.*	413,678	3,547,289
Rent-A-Center, Inc.	45,146	1,639,703
Signet Jewelers Ltd.	68,421	9,002,151
Williams-Sonoma, Inc.	73,085	5,531,073

		59,769,777

Technology Hardware, Storage & Peripherals 0.8%
3D Systems Corp.* (a)	89,215	2,932,497
Diebold, Inc.	55,153	1,910,500
Lexmark International, Inc., Class A	52,734	2,176,332
NCR Corp.*	143,707	4,187,622

		11,206,951

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	45,148	3,941,872
Deckers Outdoor Corp.*	29,557	2,690,869
Hanesbrands, Inc.	85,244	9,514,935
Kate Spade & Co.*	108,473	3,472,221

		19,619,897

Thrifts & Mortgage Finance 0.6%
Astoria Financial Corp.	74,943	1,001,238
New York Community Bancorp, Inc.	377,739	6,043,824
Washington Federal, Inc.	83,786	1,855,860

		8,900,922

Trading Companies & Distributors 0.7%
GATX Corp.	37,719	2,170,351
MSC Industrial Direct Co., Inc., Class A (a)	43,110	3,502,687
NOW, Inc.* (a)	91,368	2,350,899
Watsco, Inc.	23,292	2,492,244

		10,516,181

Water Utilities 0.3%
Aqua America, Inc.	150,734	4,024,598

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	83,795	2,115,824

Total Common Stocks (cost $945,352,641)		1,394,322,421

Repurchase Agreements 4.7%

	Principal Amount	Market Value

Barclays Capital, Inc., 0.05%, dated 12/31/14, due 01/02/15, repurchase price $20,000,056, collateralized by U.S. Government Treasury Securities, 2.50%, maturing 05/15/24; total market value $20,400,008. (c)(d)	$20,000,000	$20,000,000
Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $15,975,151, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $16,294,644. (c)(d)	15,975,080	15,975,080
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $30,000,133, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $30,600,000. (c)(d)	30,000,000	30,000,000

Total Repurchase Agreements (cost $65,975,080)		$65,975,080

Total Investments (cost $1,011,327,721) (e) — 103.3%		1,460,297,501
Liabilities in excess of other assets — (3.3%)		(47,268,552)

NET ASSETS — 100.0%		$1,413,028,949

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $64,872,228 which was collateralized by a repurchase agreement with a value of $65,975,080 and 674,879 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8 00% and maturity dates ranging from 01/15/15 – 08/15/43 a total market value of $66,649,959.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $65,975,080.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

15

Statement of Investments (Continued)

December 31, 2014

NVIT Mid Cap Index Fund (Continued)

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
134	S&P MID 400 E-Mini	03/20/15	$19,411,240	$236,901

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT Mid Cap Index Fund
Assets:
Investments, at value* (cost $945,352,641)	$1,394,322,421
Repurchase agreements, at value (cost $65,975,080)	65,975,080

Total Investments, at value (total cost $1,011,327,721)	1,460,297,501

Cash	8,185,909
Dividends receivable	1,233,784
Security lending income receivable	66,499
Receivable for investments sold	14,820,586
Receivable for capital shares issued	293,302
Prepaid expenses	2,314

Total Assets	1,484,899,895

Liabilities:
Payable for investments purchased	4,191,007
Payable for capital shares redeemed	1,202,289
Payable for variation margin on futures contracts	122,676
Payable upon return of securities loaned (Note 2)	65,975,080
Accrued expenses and other payables:
Investment advisory fees	247,195
Fund administration fees	36,277
Distribution fees	4,020
Administrative servicing fees	51,356
Accounting and transfer agent fees	436
Custodian fees	3,989
Compliance program costs (Note 3)	1,134
Professional fees	23,003
Printing fees	10,727
Other	1,757

Total Liabilities	71,870,946

Net Assets	$1,413,028,949

Represented by:
Capital	$892,020,889
Accumulated undistributed net investment income	1,682,574
Accumulated net realized gains from investments and futures transactions	70,118,805
Net unrealized appreciation/(depreciation) from investments	448,969,780
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	236,901

Net Assets	$1,413,028,949

*	Includes value of securities on loan of $64,872,228 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$409,767,028
Class II Shares	18,924,941
Class Y Shares	984,336,980

Total	$1,413,028,949

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,331,141
Class II Shares	758,659
Class Y Shares	39,222,774

Total	56,312,574

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$25.09
Class II Shares	$24.95
Class Y Shares	$25.10

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$20,032,969
Income from securities lending (Note 2)	919,854
Interest income	19,052

Total Income	20,971,875

EXPENSES:
Investment advisory fees	2,825,195
Fund administration fees	415,740
Distribution fees Class II Shares	45,059
Administrative servicing fees Class I Shares	582,455
Administrative servicing fees Class II Shares	19,826
Professional fees	75,464
Printing fees	22,633
Trustee fees	40,086
Custodian fees	50,831
Accounting and transfer agent fees	2,758
Compliance program costs (Note 3)	4,427
Other	31,494

Total expenses before earnings credit	4,115,968

Earnings credit (Note 4)	(391)

Net Expenses	4,115,577

NET INVESTMENT INCOME	16,856,298

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	89,197,366
Net realized gains from futures transactions (Note 2)	3,094,647

Net realized gains from investments and futures transactions	92,292,013

Net change in unrealized appreciation/(depreciation) from investments	17,866,506
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(59,386)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	17,807,120

Net realized/unrealized gains from investments and futures transactions	110,099,133

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$126,955,431

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$16,856,298	$13,934,379
Net realized gains from investments and futures transactions	92,292,013	72,846,811
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	17,807,120	268,105,093

Change in net assets resulting from operations	126,955,431	354,886,283

Distributions to Shareholders From:
Net investment income:
Class I	(4,246,029)	(3,904,346)
Class II	(161,340)	(149,796)
Class Y	(11,793,205)	(11,092,158)
Net realized gains:
Class I	(20,282,347)	(8,895,140)
Class II	(955,356)	(408,467)
Class Y	(50,100,176)	(22,380,669)

Change in net assets from shareholder distributions	(87,538,453)	(46,830,576)

Change in net assets from capital transactions	13,157,136	(81,269,241)

Change in net assets	52,574,114	226,786,466

Net Assets:
Beginning of year	1,360,454,835	1,133,668,369

End of year	$1,413,028,949	$1,360,454,835

Accumulated undistributed net investment income at end of year	$1,682,574	$1,225,345

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$47,262,152	$43,749,369
Dividends reinvested	24,528,376	12,799,486
Cost of shares redeemed	(54,716,743)	(60,120,934)

Total Class I Shares	17,073,785	(3,572,079)

Class II Shares
Proceeds from shares issued	3,785,590	3,807,897
Dividends reinvested	1,116,696	558,263
Cost of shares redeemed	(4,014,992)	(3,979,874)

Total Class II Shares	887,294	386,286

Class Y Shares
Proceeds from shares issued	81,922,738	32,602,327
Dividends reinvested	61,893,381	33,472,827
Cost of shares redeemed	(148,620,062)	(144,158,602)

Total Class Y Shares	(4,803,943)	(78,083,448)

Change in net assets from capital transactions	$13,157,136	$(81,269,241)

20

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	1,901,655	1,980,293
Reinvested	989,362	558,602
Redeemed	(2,205,419)	(2,724,834)

Total Class I Shares	685,598	(185,939)

Class II Shares
Issued	152,068	173,525
Reinvested	45,346	24,551
Redeemed	(162,283)	(183,615)

Total Class II Shares	35,131	14,461

Class Y Shares
Issued	3,309,700	1,458,881
Reinvested	2,494,558	1,457,759
Redeemed	(5,914,703)	(6,620,329)

Total Class Y Shares	(110,445)	(3,703,689)

Total change in shares	610,284	(3,875,167)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013 (c)	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%
Year Ended December 31, 2012 (c)	$17.55	0.23	2.80	3.03	(0.20)	(1.35)	(1.55)	$19.03	17.47%		$301,281,784	0.41%	1.23%	0.41%	10.21%
Year Ended December 31, 2011 (c)	$18.46	0.16	(0.63)	(0.47)	(0.15)	(0.29)	(0.44)	$17.55	(2.54%	)	$288,786,869	0.40%	0.85%	0.42%	20.81%
Year Ended December 31, 2010 (c)	$14.82	0.15	3.71	3.86	(0.20)	(0.02)	(0.22)	$18.46	26.20%		$317,379,516	0.42%	0.97%	0.43%	11.92%

Class II Shares
Year Ended December 31, 2014 (c)	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013 (c)	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%
Year Ended December 31, 2012 (c)	$17.47	0.19	2.80	2.99	(0.17)	(1.35)	(1.52)	$18.94	17.27%		$13,428,803	0.61%	1.03%	0.61%	10.21%
Year Ended December 31, 2011 (c)	$18.38	0.13	(0.63)	(0.50)	(0.12)	(0.29)	(0.41)	$17.47	(2.68%	)	$12,285,803	0.53%	0.72%	0.54%	20.81%
Year Ended December 31, 2010 (c)	$14.76	0.11	3.69	3.80	(0.16)	(0.02)	(0.18)	$18.38	25.86%		$13,715,960	0.67%	0.72%	0.68%	11.92%

Class Y Shares
Year Ended December 31, 2014 (c)	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013 (c)	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%
Year Ended December 31, 2012 (c)	$17.55	0.26	2.80	3.06	(0.23)	(1.35)	(1.58)	$19.03	17.64%		$818,957,782	0.26%	1.39%	0.26%	10.21%
Year Ended December 31, 2011 (c)	$18.46	0.18	(0.63)	(0.45)	(0.17)	(0.29)	(0.46)	$17.55	(2.39%	)	$745,580,719	0.25%	0.99%	0.27%	20.81%
Year Ended December 31, 2010 (c)	$14.82	0.18	3.70	3.88	(0.22)	(0.02)	(0.24)	$18.46	26.39%		$917,017,724	0.27%	1.12%	0.28%	11.92%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

23

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,394,322,421	$—	$—	$1,394,322,421
Futures Contracts	236,901	—	—	236,901
Repurchase Agreements	—	65,975,080	—	65,975,080
Total	$1,394,559,322	$65,975,080	$—	$1,460,534,402

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$236,901
Total		$236,901

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,094,647
Total	$3,094,647

25

Notes to Financial Statements (Continued)

December 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(59,386)
Total	$(59,386)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

26

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.05%, dated 12/31/14, due 01/02/15, repurchase price $220,000,611, collateralized by a U.S. Government Treasury Note, 2.50%, maturing 05/15/24; total market value $224,400,084.

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$20,000,000	$—	$20,000,000	$(20,000,000)	$—
Credit Suisse (USA) LLC	15,975,080	—	15,975,080	(15,975,080)	—
Goldman Sachs & Co.	30,000,000	—	30,000,000	(30,000,000)	—
Total	$65,975,080	$—	$65,975,080	$(65,975,080)	$—

Amounts designated as — are zero or have been rounded to zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

27

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to REIT returns of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and futures transactions
$—	$(198,495)	$198,495

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

28

Notes to Financial Statements (Continued)

December 31, 2014

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.21%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative

29

Notes to Financial Statements (Continued)

December 31, 2014

Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $415,740 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,427.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

30

Notes to Financial Statements (Continued)

December 31, 2014

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS received $602,281 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.11% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $181,525,950 and sales of $241,924,461 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The

31

Notes to Financial Statements (Continued)

December 31, 2014

FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,874,116	$67,664,337	$87,538,453	$—	$87,538,453

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,482,228	$28,348,348	$46,830,576	$—	$46,830,576

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,148,310	$88,244,184	$92,392,494	$—	$428,615,566	$521,008,060

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,031,681,935	$483,824,292	$(55,208,726)	$428,615,566

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Mid Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

33

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 70.80%.

The Fund designates $67,664,337, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

40

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

42

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

43

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

44

Annual Report

December 31, 2014

NVIT S&P 500 Index Fund

AR-SPX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT S&P 500 Index Fund

For the annual period ended December 31, 2014, the NVIT S&P 500 Index Fund (Class IV) returned 13.29% versus 13.69% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Funds (consisting of 64 funds as of December 31, 2014) was 13.26% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. For the 12-month reporting period ended December 31, 2014, large-capitalization U.S. stocks, as represented by the S&P 500 Index, advanced 13.69%.

Equity investors experienced an unpleasant start to the year. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve’s scaling back of stimulus measures. Equity markets around the world declined sharply in January 2014, but the sell-off was short-lived; equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. In addition, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and related to severe weather.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger-and-acquisition (M&A) activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

The combination of high valuations and expectations of higher interest rates, however, left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer of 2014. A ground war in Gaza, the disappearance of civilian Malaysian airliners and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared that the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October 2014 and continued their climb through year-end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This scenario drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank (ECB) and the Bank of Japan implemented easing measures to stimulate their economies and support their currencies. The U.S. equity market, however, absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened during the reporting period, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months

4

Fund Commentary (con’t.)	NVIT S&P 500 Index Fund

of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. For the year ended 2014, futures did not have any impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT S&P 500 Index Fund

Objective

The Fund seeks long-term capital appreciation.

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	0.5%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	7.0%
Pharmaceuticals	6.2%
Banks	6.0%
Technology Hardware, Storage & Peripherals	4.7%
Software	3.8%
Media	3.5%
Information Technology Services	3.3%
Internet Software & Services	3.2%
Biotechnology	2.9%
Insurance	2.8%
Other Industries*	56.6%
100.0%

Top Holdings††

Apple, Inc.	3.5%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc., Class B	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
Procter & Gamble Co. (The)	1.3%
JPMorgan Chase & Co.	1.3%
Chevron Corp.	1.2%
Other Holdings*	82.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT S&P Index Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	13.36%	–	–	19.27%[2]
Class II	13.08%	–	–	18.88%[2]
Class IV	13.29%	15.12%	7.35%	–
Class Y3,4	13.41%	15.25%	–	–
S&P 500 Index	13.69%	15.45%	7.67%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

[3]

These returns, until the creation of the Class Y (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class Y shares has not been adjusted to reflect its lower expenses.

[4]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.33%	0.26%
Class II	0.58%	0.51%
Class IV	0.28%	0.28%
Class Y	0.18%	0.18%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 -12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,060.20	1.30	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(a)	1,000.00	1,058.20	2.59	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50
Class IV Shares	Actual	(a)	1,000.00	1,059.60	1.40	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.84	1.38	0.27
Class Y Shares	Actual	(a)	1,000.00	1,059.90	0.88	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.35	0.87	0.17

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT S&P 500 Index Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 2.6%
Boeing Co. (The)	106,219	$13,806,346
General Dynamics Corp.	50,437	6,941,140
Honeywell International, Inc.	125,402	12,530,168
L-3 Communications Holdings, Inc.	13,619	1,718,854
Lockheed Martin Corp.	42,996	8,279,740
Northrop Grumman Corp.	32,363	4,769,982
Precision Castparts Corp.	22,866	5,507,962
Raytheon Co.	49,375	5,340,894
Rockwell Collins, Inc.	21,303	1,799,677
Textron, Inc.	44,118	1,857,809
United Technologies Corp.	135,820	15,619,300

		78,171,872

Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	23,454	1,756,470
Expeditors International of Washington, Inc.	31,096	1,387,193
FedEx Corp.	42,202	7,328,799
United Parcel Service, Inc., Class B	111,666	12,413,909

		22,886,371

Airlines 0.4%
Delta Air Lines, Inc.	134,024	6,592,641
Southwest Airlines Co.	108,744	4,602,046

		11,194,687

Auto Components 0.4%
BorgWarner, Inc.	36,404	2,000,400
Delphi Automotive PLC	47,437	3,449,619
Goodyear Tire & Rubber Co. (The)	43,879	1,253,623
Johnson Controls, Inc.	106,715	5,158,603

		11,862,245

Automobiles 0.7%
Ford Motor Co.	616,581	9,557,006
General Motors Co.	216,197	7,547,437
Harley-Davidson, Inc.	34,332	2,262,822

		19,367,265

Banks 6.0%
Bank of America Corp. (a)	1,684,696	30,139,212
BB&T Corp.	115,382	4,487,206
Citigroup, Inc.	485,312	26,260,232
Comerica, Inc.	28,820	1,349,929
Fifth Third Bancorp	132,025	2,690,009
Huntington Bancshares, Inc.	130,212	1,369,830
JPMorgan Chase & Co.	598,858	37,476,534
KeyCorp	138,600	1,926,540
M&T Bank Corp.	21,162	2,658,370
PNC Financial Services Group, Inc. (The)	84,303	7,690,963
Regions Financial Corp.	221,215	2,336,030
SunTrust Banks, Inc.	83,547	3,500,619

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
U.S. Bancorp	286,666	$12,885,637
Wells Fargo & Co.	756,261	41,458,228
Zions Bancorporation	32,319	921,415

		177,150,754

Beverages 2.1%
Brown-Forman Corp., Class B	25,003	2,196,264
Coca-Cola Co. (The)	631,510	26,662,352
Coca-Cola Enterprises, Inc.	35,637	1,575,868
Constellation Brands, Inc., Class A*	26,878	2,638,613
Dr Pepper Snapple Group, Inc.	31,099	2,229,176
Molson Coors Brewing Co., Class B	25,582	1,906,371
Monster Beverage Corp.*	23,093	2,502,127
PepsiCo, Inc.	239,758	22,671,516

		62,382,287

Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	31,764	5,877,293
Amgen, Inc.	121,856	19,410,442
Biogen Idec, Inc.*	37,831	12,841,733
Celgene Corp.*	127,948	14,312,263
Gilead Sciences, Inc.*	241,682	22,780,946
Regeneron Pharmaceuticals, Inc.*	11,889	4,877,462
Vertex Pharmaceuticals, Inc.*	38,529	4,577,245

		84,677,384

Building Products 0.1%
Allegion PLC	15,313	849,259
Masco Corp.	56,810	1,431,612

		2,280,871

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	8,934	1,896,152
Ameriprise Financial, Inc.	29,565	3,909,971
Bank of New York Mellon Corp. (The)	180,349	7,316,759
BlackRock, Inc.	20,406	7,296,369
Charles Schwab Corp. (The)	184,069	5,557,043
E*TRADE Financial Corp.*	46,015	1,116,094
Franklin Resources, Inc.	62,784	3,476,350
Goldman Sachs Group, Inc. (The)	64,892	12,578,016
Invesco Ltd.	68,959	2,725,260
Legg Mason, Inc.	16,231	866,249
Morgan Stanley	244,578	9,489,627
Northern Trust Corp.	35,526	2,394,452
State Street Corp.	66,888	5,250,708
T. Rowe Price Group, Inc.	41,559	3,568,256

		67,441,306

Chemicals 2.3%
Air Products & Chemicals, Inc.	30,811	4,443,870
Airgas, Inc.	10,828	1,247,169
CF Industries Holdings, Inc.	7,978	2,174,324

10

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Dow Chemical Co. (The)	177,485	$8,095,091
E.I. du Pont de Nemours & Co.	145,137	10,731,430
Eastman Chemical Co.	23,768	1,803,040
Ecolab, Inc.	43,267	4,522,267
FMC Corp.	21,223	1,210,348
International Flavors & Fragrances, Inc.	12,935	1,311,092
LyondellBasell Industries NV, Class A	66,577	5,285,548
Monsanto Co.	77,545	9,264,301
Mosaic Co. (The)	50,412	2,301,308
PPG Industries, Inc.	21,968	5,077,903
Praxair, Inc.	46,675	6,047,213
Sherwin-Williams Co. (The)	13,074	3,438,985
Sigma-Aldrich Corp.	19,077	2,618,700

		69,572,589

Commercial Services & Supplies 0.4%
ADT Corp. (The) (a)	27,712	1,004,006
Cintas Corp.	15,608	1,224,292
Pitney Bowes, Inc.	32,324	787,736
Republic Services, Inc.	40,250	1,620,062
Stericycle, Inc.*	13,635	1,787,276
Tyco International PLC	67,047	2,940,681
Waste Management, Inc.	68,231	3,501,615

		12,865,668

Communications Equipment 1.6%
Cisco Systems, Inc.	819,175	22,785,353
F5 Networks, Inc.*	11,807	1,540,400
Harris Corp.	16,698	1,199,250
Juniper Networks, Inc.	61,693	1,376,988
Motorola Solutions, Inc.	33,943	2,276,897
QUALCOMM, Inc.	266,352	19,797,944

		48,976,832

Construction & Engineering 0.1%
Fluor Corp.	25,104	1,522,055
Jacobs Engineering Group, Inc.*	20,832	930,982
Quanta Services, Inc.*	35,140	997,625

		3,450,662

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,953	1,098,015
Vulcan Materials Co.	21,106	1,387,297

		2,485,312

Consumer Finance 0.9%
American Express Co.	142,553	13,263,131
Capital One Financial Corp.	89,071	7,352,811
Discover Financial Services	72,654	4,758,111
Navient Corp.	65,736	1,420,555

		26,794,608

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.2%
Avery Dennison Corp.	14,603	$757,604
Ball Corp.	21,833	1,488,356
MeadWestvaco Corp.	26,852	1,191,960
Owens-Illinois, Inc.*	26,273	709,108
Sealed Air Corp.	33,792	1,433,794

		5,580,822

Distributors 0.1%
Genuine Parts Co.	24,546	2,615,867

Diversified Consumer Services 0.1%
H&R Block, Inc.	43,843	1,476,632

Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B*	292,127	43,862,869
CME Group, Inc.	50,720	4,496,328
Intercontinental Exchange, Inc.	18,080	3,964,763
Leucadia National Corp.	50,513	1,132,502
McGraw Hill Financial, Inc.	43,490	3,869,740
Moody’s Corp.	29,412	2,817,964
NASDAQ OMX Group, Inc. (The)	18,825	902,847

		61,047,013

Diversified Telecommunication Services 2.2%
AT&T, Inc.	830,938	27,911,207
CenturyLink, Inc.	91,418	3,618,325
Frontier Communications Corp. (a)	159,713	1,065,286
Level 3 Communications, Inc.*	44,664	2,205,508
Verizon Communications, Inc.	664,771	31,097,987
Windstream Holdings, Inc.(a)	96,053	791,477

		66,689,790

Electric Utilities 1.8%
American Electric Power Co., Inc.	78,370	4,758,627
Duke Energy Corp.	113,303	9,465,333
Edison International	52,190	3,417,401
Entergy Corp.	28,909	2,528,959
Exelon Corp.	137,676	5,105,026
FirstEnergy Corp.	67,402	2,628,004
NextEra Energy, Inc.	69,921	7,431,903
Northeast Utilities	50,745	2,715,872
Pepco Holdings, Inc.	40,569	1,092,523
Pinnacle West Capital Corp.	17,597	1,202,051
PPL Corp.	106,534	3,870,380
Southern Co. (The)	144,142	7,078,814
Xcel Energy, Inc.	81,001	2,909,556

		54,204,449

Electrical Equipment 0.6%
AMETEK, Inc.	39,480	2,077,832
Eaton Corp. PLC	76,078	5,170,261
Emerson Electric Co.	111,231	6,866,290

11

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Rockwell Automation, Inc.	21,755	$2,419,156

		16,533,539

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	49,584	2,668,115
Corning, Inc.	205,036	4,701,475
FLIR Systems, Inc.	22,589	729,851
TE Connectivity Ltd.	65,227	4,125,608

		12,225,049

Energy Equipment & Services 1.3%
Baker Hughes, Inc.	69,336	3,887,669
Cameron International Corp.*	31,640	1,580,418
Diamond Offshore Drilling, Inc. (a)	10,843	398,046
Ensco PLC, Class A	37,248	1,115,578
FMC Technologies, Inc.*	37,431	1,753,268
Halliburton Co.	135,554	5,331,339
Helmerich & Payne, Inc.	17,249	1,162,928
Nabors Industries Ltd.	46,119	598,625
National Oilwell Varco, Inc.	68,972	4,519,735
Noble Corp. PLC (a)	40,524	671,483
Schlumberger Ltd.	206,147	17,607,015
Transocean Ltd. (a)	54,260	994,586

		39,620,690

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	70,127	9,940,502
CVS Health Corp.	183,653	17,687,621
Kroger Co. (The)	78,667	5,051,208
Safeway, Inc.	36,721	1,289,642
Sysco Corp.	94,170	3,737,607
Walgreens Boots Alliance, Inc.	139,355	10,618,851
Wal-Mart Stores, Inc.	253,008	21,728,327
Whole Foods Market, Inc.	57,574	2,902,881

		72,956,639

Food Products 1.6%
Archer-Daniels-Midland Co.	103,186	5,365,672
Campbell Soup Co.	28,518	1,254,792
ConAgra Foods, Inc.	68,048	2,468,781
General Mills, Inc.	96,727	5,158,451
Hershey Co. (The)	23,781	2,471,559
Hormel Foods Corp.	21,415	1,115,722
J.M. Smucker Co. (The)	16,380	1,654,052
Kellogg Co.	40,388	2,642,991
Keurig Green Mountain, Inc.	19,415	2,570,449
Kraft Foods Group, Inc.	94,336	5,911,094
McCormick & Co., Inc., Non-Voting Shares	20,689	1,537,193
Mead Johnson Nutrition Co.	32,379	3,255,385
Mondelez International, Inc., Class A	269,112	9,775,493
Tyson Foods, Inc., Class A	47,060	1,886,635

		47,068,269

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 0.0%†
AGL Resources, Inc.	19,042	$1,037,979

Health Care Equipment & Supplies 2.2%
Abbott Laboratories (b)	241,218	10,859,634
Baxter International, Inc.	86,820	6,363,038
Becton, Dickinson and Co.	30,752	4,279,448
Boston Scientific Corp.*	212,476	2,815,307
C.R. Bard, Inc.	11,997	1,998,940
CareFusion Corp.*	32,662	1,938,163
Covidien PLC	72,532	7,418,573
DENTSPLY International, Inc.	22,596	1,203,689
Edwards Lifesciences Corp.*	17,135	2,182,656
Intuitive Surgical, Inc.*	5,807	3,071,555
Medtronic, Inc.	157,682	11,384,641
St. Jude Medical, Inc.	45,798	2,978,244
Stryker Corp.	47,876	4,516,143
Varian Medical Systems, Inc.*	16,022	1,386,063
Zimmer Holdings, Inc.	27,128	3,076,858

		65,472,952

Health Care Providers & Services 2.3%
Aetna, Inc.	56,339	5,004,593
AmerisourceBergen Corp.	33,287	3,001,156
Anthem, Inc.	43,248	5,434,976
Cardinal Health, Inc.	53,025	4,280,708
Cigna Corp.	41,895	4,311,414
DaVita HealthCare Partners, Inc.*	27,589	2,089,591
Express Scripts Holding Co.*	117,576	9,955,160
Humana, Inc.	24,585	3,531,144
Laboratory Corp of America Holdings*	13,531	1,459,995
McKesson Corp.	37,146	7,710,767
Patterson Cos., Inc.	13,752	661,471
Quest Diagnostics, Inc.	23,255	1,559,480
Tenet Healthcare Corp.*	15,606	790,756
UnitedHealth Group, Inc.	153,761	15,543,700
Universal Health Services, Inc., Class B	14,540	1,617,720

		66,952,631

Health Care Technology 0.1%
Cerner Corp.*	48,681	3,147,713

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	72,148	3,270,469
Chipotle Mexican Grill, Inc.*	4,968	3,400,646
Darden Restaurants, Inc.	21,357	1,252,161
Marriott International, Inc., Class A	34,051	2,657,000
McDonald’s Corp.	155,910	14,608,767
Royal Caribbean Cruises Ltd.	26,757	2,205,579
Starbucks Corp.	119,913	9,838,862
Starwood Hotels & Resorts Worldwide, Inc.	28,613	2,319,656
Wyndham Worldwide Corp.	19,752	1,693,931
Wynn Resorts Ltd.	12,922	1,922,277

12

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	70,070	$5,104,599

		48,273,947

Household Durables 0.4%
D.R. Horton, Inc.	52,861	1,336,855
Garmin Ltd. (a)	19,340	1,021,732
Harman International Industries, Inc.	11,001	1,173,917
Leggett & Platt, Inc.	22,151	943,854
Lennar Corp., Class A	28,711	1,286,540
Mohawk Industries, Inc.*	9,970	1,548,939
Newell Rubbermaid, Inc.	43,638	1,662,172
PulteGroup, Inc.	53,168	1,140,985
Whirlpool Corp.	12,430	2,408,188

		12,523,182

Household Products 2.0%
Clorox Co. (The) (a)	20,727	2,159,961
Colgate-Palmolive Co.	137,240	9,495,636
Kimberly-Clark Corp.	59,728	6,900,973
Procter & Gamble Co. (The)	432,871	39,430,219

		57,986,789

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	104,878	1,444,170
NRG Energy, Inc.	54,404	1,466,188

		2,910,358

Industrial Conglomerates 2.3%
3M Co.	102,661	16,869,256
Danaher Corp.	97,932	8,393,752
General Electric Co.	1,608,727	40,652,531
Roper Industries, Inc.	16,043	2,508,323

		68,423,862

Information Technology Services 3.2%
Accenture PLC, Class A	100,605	8,985,032
Alliance Data Systems Corp.*	10,241	2,929,438
Automatic Data Processing, Inc.	77,221	6,437,915
Cognizant Technology Solutions Corp., Class A*	97,542	5,136,562
Computer Sciences Corp.	22,513	1,419,445
Fidelity National Information Services, Inc.	45,489	2,829,416
Fiserv, Inc.*	39,089	2,774,146
International Business Machines Corp.	147,447	23,656,397
MasterCard, Inc., Class A	157,052	13,531,600
Paychex, Inc.	52,407	2,419,631
Teradata Corp.* (a)	24,336	1,062,996
Total System Services, Inc.	26,703	906,834
Visa, Inc., Class A	78,246	20,516,101
Western Union Co. (The)	83,548	1,496,345
Xerox Corp.	171,635	2,378,861

		96,480,719

Common Stocks (continued)

	Shares	Market Value

Insurance 2.7%
ACE Ltd.	53,148	$6,105,642
Aflac, Inc.	72,205	4,411,003
Allstate Corp. (The)	67,199	4,720,730
American International Group, Inc.	224,271	12,561,419
Aon PLC	45,683	4,332,119
Assurant, Inc.	11,293	772,780
Chubb Corp. (The)	37,781	3,909,200
Cincinnati Financial Corp.	23,474	1,216,657
Genworth Financial, Inc., Class A*	79,147	672,750
Hartford Financial Services Group, Inc. (The)	69,133	2,882,155
Lincoln National Corp.	41,609	2,399,591
Loews Corp.	47,960	2,015,279
Marsh & McLennan Cos., Inc.	86,751	4,965,627
MetLife, Inc.	181,986	9,843,623
Principal Financial Group, Inc.	43,870	2,278,608
Progressive Corp. (The)	85,783	2,315,283
Prudential Financial, Inc.	73,313	6,631,894
Torchmark Corp.	20,522	1,111,677
Travelers Cos., Inc. (The)	53,093	5,619,894
Unum Group	40,150	1,400,432
XL Group PLC	41,352	1,421,268

		81,587,631

Internet & Catalog Retail 1.2%
Amazon.com, Inc.*	60,821	18,875,797
Expedia, Inc.	15,811	1,349,627
Netflix, Inc.*	9,651	3,296,878
Priceline Group, Inc. (The)*	8,388	9,564,082
TripAdvisor, Inc.*	17,750	1,325,215

		34,411,599

Internet Software & Services 3.2%
Akamai Technologies, Inc.*	28,395	1,787,749
eBay, Inc.*	181,107	10,163,725
Facebook, Inc., Class A*	334,952	26,132,955
Google, Inc., Class A*	45,663	24,231,528
Google, Inc., Class C*	45,621	24,014,894
VeriSign, Inc.* (a)	17,466	995,562
Yahoo!, Inc.*	141,149	7,129,436

		94,455,849

Leisure Products 0.1%
Hasbro, Inc. (a)	18,022	991,030
Mattel, Inc.	54,337	1,681,458

		2,672,488

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	53,544	2,192,091
PerkinElmer, Inc.	17,997	787,009
Thermo Fisher Scientific, Inc.	64,081	8,028,709
Waters Corp.*	13,382	1,508,419

		12,516,228

13

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 1.5%
Caterpillar, Inc.	96,989	$8,877,403
Cummins, Inc.	27,260	3,930,074
Deere & Co.	57,415	5,079,505
Dover Corp.	26,544	1,903,736
Flowserve Corp.	21,803	1,304,474
Illinois Tool Works, Inc.	57,622	5,456,803
Ingersoll-Rand PLC	42,635	2,702,633
Joy Global, Inc.	15,647	727,898
PACCAR, Inc.	56,764	3,860,520
Pall Corp.	17,022	1,722,797
Parker-Hannifin Corp.	23,839	3,074,039
Pentair PLC	29,931	1,988,017
Snap-on, Inc.	9,262	1,266,486
Stanley Black & Decker, Inc.	25,092	2,410,839
Xylem, Inc.	29,115	1,108,408

		45,413,632

Media 3.5%
Cablevision Systems Corp., Class A	35,345	729,521
CBS Corp. Non-Voting Shares, Class B	76,392	4,227,533
Comcast Corp., Class A	412,755	23,943,918
DIRECTV*	80,454	6,975,362
Discovery Communications, Inc., Class A* (a)	23,581	812,365
Discovery Communications, Inc., Class C*	43,552	1,468,573
Gannett Co., Inc.	35,963	1,148,299
Interpublic Group of Cos., Inc. (The)	67,161	1,394,934
News Corp., Class A*	80,391	1,261,335
Omnicom Group, Inc.	39,764	3,080,517
Scripps Networks Interactive, Inc., Class A	16,260	1,223,890
Time Warner Cable, Inc.	44,933	6,832,512
Time Warner, Inc.	134,329	11,474,383
Twenty-First Century Fox, Inc., Class A	297,061	11,408,628
Viacom, Inc., Class B	59,186	4,453,747
Walt Disney Co. (The)	249,923	23,540,247

		103,975,764

Metals & Mining 0.4%
Alcoa, Inc.	188,823	2,981,515
Allegheny Technologies, Inc.	17,328	602,495
Freeport-McMoRan, Inc.	166,450	3,888,272
Newmont Mining Corp.	79,491	1,502,380
Nucor Corp.	51,124	2,507,632

		11,482,294

Multiline Retail 0.7%
Dollar General Corp.*	48,604	3,436,303
Dollar Tree, Inc.*	32,996	2,322,258
Family Dollar Stores, Inc.	15,446	1,223,478
Kohl’s Corp.	32,356	1,975,010
Macy’s, Inc.	55,321	3,637,356
Nordstrom, Inc.	22,515	1,787,466

Common Stocks (continued)

	Shares	Market Value

Multiline Retail (continued)
Target Corp.	102,036	$7,745,553

		22,127,424

Multi-Utilities 1.2%
Ameren Corp.	39,023	1,800,131
CenterPoint Energy, Inc.	68,500	1,604,955
CMS Energy Corp.	44,275	1,538,556
Consolidated Edison, Inc.	46,915	3,096,859
Dominion Resources, Inc.	93,537	7,192,995
DTE Energy Co. (a)	28,392	2,452,217
Integrys Energy Group, Inc.	12,744	992,121
NiSource, Inc.	50,638	2,148,064
PG&E Corp.	76,102	4,051,671
Public Service Enterprise Group, Inc.	81,060	3,356,695
SCANA Corp.	22,901	1,383,220
Sempra Energy	37,026	4,123,215
TECO Energy, Inc.	37,968	777,964
Wisconsin Energy Corp.	36,242	1,911,403

		36,430,066

Oil, Gas & Consumable Fuels 7.0%
Anadarko Petroleum Corp.	81,128	6,693,060
Apache Corp.	60,319	3,780,192
Cabot Oil & Gas Corp.	66,010	1,954,556
Chesapeake Energy Corp.	82,765	1,619,711
Chevron Corp.	302,840	33,972,591
Cimarex Energy Co.	14,018	1,485,908
ConocoPhillips	197,185	13,617,596
CONSOL Energy, Inc.	36,683	1,240,252
Denbury Resources, Inc. (a)	56,147	456,475
Devon Energy Corp.	61,599	3,770,475
EOG Resources, Inc.	87,787	8,082,549
EQT Corp.	24,340	1,842,538
Exxon Mobil Corp.	678,369	62,715,214
Hess Corp.	40,717	3,005,729
Kinder Morgan, Inc.	272,188	11,516,274
Marathon Oil Corp.	108,105	3,058,290
Marathon Petroleum Corp.	44,892	4,051,952
Murphy Oil Corp.	26,603	1,343,984
Newfield Exploration Co.*	21,780	590,674
Noble Energy, Inc.	57,759	2,739,509
Occidental Petroleum Corp.	124,254	10,016,115
ONEOK, Inc.	33,490	1,667,467
Phillips 66	88,678	6,358,213
Pioneer Natural Resources Co.	23,851	3,550,221
QEP Resources, Inc.	26,406	533,929
Range Resources Corp.	27,145	1,450,900
Southwestern Energy Co.*	56,803	1,550,154
Spectra Energy Corp.	107,484	3,901,669
Tesoro Corp.	20,230	1,504,101
Valero Energy Corp.	83,511	4,133,795
Williams Cos., Inc. (The)	107,761	4,842,779

		207,046,872

14

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 0.1%
International Paper Co.	67,771	$3,631,170

Personal Products 0.1%
Avon Products, Inc.	69,269	650,436
Estee Lauder Cos., Inc. (The), Class A	35,855	2,732,151

		3,382,587

Pharmaceuticals 6.1%
AbbVie, Inc. (b)	255,233	16,702,448
Actavis PLC*	42,461	10,929,886
Allergan, Inc.	47,722	10,145,220
Bristol-Myers Squibb Co.	265,728	15,685,924
Eli Lilly & Co.	156,961	10,828,739
Hospira, Inc.*	27,148	1,662,815
Johnson & Johnson	448,417	46,890,966
Mallinckrodt PLC*	18,625	1,844,434
Merck & Co., Inc.	456,712	25,936,674
Mylan, Inc.*	59,952	3,379,494
Perrigo Co. PLC (a)	22,549	3,769,291
Pfizer, Inc.	1,009,367	31,441,782
Zoetis, Inc.	80,304	3,455,481

		182,673,154

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	5,790	700,358
Equifax, Inc.	19,408	1,569,525
Nielsen NV	51,883	2,320,727
Robert Half International, Inc.	21,912	1,279,222

		5,869,832

Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	63,510	6,277,963
Apartment Investment & Management Co., Class A	23,285	865,038
AvalonBay Communities, Inc.	21,146	3,455,045
Boston Properties, Inc.	24,524	3,155,993
Crown Castle International Corp.	53,480	4,208,876
Equity Residential	58,046	4,170,025
Essex Property Trust, Inc.	10,242	2,115,997
General Growth Properties, Inc.	100,567	2,828,950
HCP, Inc.	73,566	3,239,111
Health Care REIT, Inc.	52,489	3,971,843
Host Hotels & Resorts, Inc.	121,307	2,883,467
Iron Mountain, Inc.	29,862	1,154,465
Kimco Realty Corp.	65,507	1,646,846
Macerich Co. (The)	22,610	1,885,900
Plum Creek Timber Co., Inc.	28,230	1,207,962
Prologis, Inc.	80,090	3,446,273
Public Storage	23,242	4,296,284
Simon Property Group, Inc.	49,785	9,066,346
Ventas, Inc.	46,910	3,363,447
Vornado Realty Trust	27,967	3,291,995
Weyerhaeuser Co.	84,199	3,021,902

		69,553,728

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	44,930	$1,538,853

Road & Rail 1.0%
CSX Corp.	159,308	5,771,729
Kansas City Southern	17,720	2,162,371
Norfolk Southern Corp.	49,569	5,433,258
Ryder System, Inc. (a)	8,458	785,325
Union Pacific Corp.	142,436	16,968,401

		31,121,084

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	48,839	1,804,113
Analog Devices, Inc.	49,804	2,765,118
Applied Materials, Inc.	195,171	4,863,661
Avago Technologies Ltd.	40,511	4,075,001
Broadcom Corp., Class A	86,294	3,739,119
First Solar, Inc.*	11,976	534,070
Intel Corp.	774,570	28,109,145
KLA-Tencor Corp.	26,356	1,853,354
Lam Research Corp.	25,471	2,020,869
Linear Technology Corp.	38,347	1,748,623
Microchip Technology, Inc. (a)	32,288	1,456,512
Micron Technology, Inc.*	171,956	6,020,180
NVIDIA Corp.	82,826	1,660,661
Texas Instruments, Inc.	169,225	9,047,615
Xilinx, Inc.	42,375	1,834,414

		71,532,455

Software 3.8%
Adobe Systems, Inc.*	75,898	5,517,785
Autodesk, Inc.*	36,481	2,191,049
CA, Inc.	51,072	1,555,143
Citrix Systems, Inc.*	25,794	1,645,657
Electronic Arts, Inc.*	49,823	2,342,428
Intuit, Inc.	45,737	4,216,494
Microsoft Corp.	1,320,483	61,336,435
Oracle Corp.	518,301	23,307,996
Red Hat, Inc.*	30,138	2,083,741
salesforce.com, Inc.*	94,003	5,575,318
Symantec Corp.	110,644	2,838,572

		112,610,618

Specialty Retail 2.4%
AutoNation, Inc.*	11,970	723,108
AutoZone, Inc.*	5,134	3,178,511
Bed Bath & Beyond, Inc.*	29,712	2,263,163
Best Buy Co., Inc.	46,668	1,819,119
CarMax, Inc.*	34,513	2,297,875
GameStop Corp., Class A (a)	17,397	588,019
Gap, Inc. (The)	42,760	1,800,624
Home Depot, Inc. (The)	211,118	22,161,056

15

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
L Brands, Inc.	39,382	$3,408,512
Lowe’s Cos., Inc.	155,865	10,723,512
O’Reilly Automotive, Inc.*	16,254	3,130,845
PetSmart, Inc.	15,831	1,286,981
Ross Stores, Inc.	33,612	3,168,267
Staples, Inc.	102,671	1,860,398
Tiffany & Co.	18,076	1,931,601
TJX Cos., Inc. (The)	110,438	7,573,838
Tractor Supply Co.	21,746	1,714,020
Urban Outfitters, Inc.*	15,812	555,476

		70,184,925

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	939,541	103,706,536
EMC Corp.	325,977	9,694,556
Hewlett-Packard Co.	298,965	11,997,465
NetApp, Inc.	49,943	2,070,137
SanDisk Corp.	35,352	3,463,789
Seagate Technology PLC	52,418	3,485,797
Western Digital Corp.	34,914	3,864,980

		138,283,260

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	44,199	1,660,115
Fossil Group, Inc.*	7,206	797,992
Michael Kors Holdings Ltd.*	32,983	2,477,023
NIKE, Inc., Class B	111,794	10,748,993
PVH Corp.	13,256	1,699,022
Ralph Lauren Corp.	9,671	1,790,682
Under Armour, Inc., Class A* (a)	26,739	1,815,578
VF Corp.	55,344	4,145,266

		25,134,671

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	76,540	774,585
People’s United Financial, Inc. (a)	49,456	750,742

		1,525,327

Tobacco 1.4%
Altria Group, Inc.	316,621	15,599,916
Lorillard, Inc.	57,670	3,629,750
Philip Morris International, Inc.	248,966	20,278,281
Reynolds American, Inc.	49,359	3,172,303

		42,680,250

Trading Companies & Distributors 0.2%
Fastenal Co.(a)	43,848	2,085,411
United Rentals, Inc.*	15,986	1,630,732
W.W. Grainger, Inc.	9,702	2,472,942

		6,189,085

Total Common Stocks (cost $1,803,925,879)		2,922,820,450

Repurchase Agreements 0.5%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $4,642,434, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44, total market value $4,735,280. (c)(d)	$4,642,414	$4,642,414
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $10,000,044, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $10,200,000. (c)(d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $14,642,414)		14,642,414

Total Investments (cost $1,818,568,293) (e) — 98.8%		2,937,462,864
Other assets in excess of liabilities — 1.2%		36,890,299

NET ASSETS — 100.0%		$2,974,353,163

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $15,944,869, which was collateralized by a repurchase agreement with a value of $14,642,414 and $1,848,007 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00%-4.75%, and maturity dates ranging from 01/08/15-08/15/43, a total value of $16,490,421.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $14,642,414.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

16

Statement of Investments (Continued)

December 31, 2014

NVIT S&P 500 Index Fund (Continued)

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
472	E-Mini S&P 500	03/20/15	$48,436,640	$362,159

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2014

NVIT S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,803,925,879)	$2,922,820,450
Repurchase agreements, at value (cost $14,642,414)	14,642,414

Total Investments, at value (total cost $1,818,568,293)	2,937,462,864

Cash	45,995,964
Dividends receivable	3,909,104
Security lending income receivable	12,822
Receivable for capital shares issued	3,959,701
Prepaid expenses	5,129

Total Assets	2,991,345,584

Liabilities:
Payable for capital shares redeemed	1,222,820
Payable for variation margin on futures contracts	570,576
Payable upon return of securities loaned (Note 2)	14,642,414
Accrued expenses and other payables:
Investment advisory fees	291,137
Fund administration fees	70,817
Distribution fees	34,495
Administrative servicing fees	34,810
Accounting and transfer agent fees	605
Custodian fees	8,560
Compliance program costs (Note 3)	2,368
Professional fees	30,370
Printing fees	9,776
Other	73,673

Total Liabilities	16,992,421

Net Assets	$2,974,353,163

Represented by:
Capital	$1,876,416,390
Accumulated undistributed net investment income	2,105,014
Accumulated net realized losses from investments and futures transactions	(23,424,971)
Net unrealized appreciation/(depreciation) from investments	1,118,894,571
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	362,159

Net Assets	$2,974,353,163

*	Includes value of securities on loan of $15,944,869 (Note 2)

18

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$10,130,621
Class II Shares	176,013,159
Class IV Shares	177,018,522
Class Y Shares	2,611,190,861

Total	$2,974,353,163

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	708,099
Class II Shares	12,341,226
Class IV Shares	12,360,684
Class Y Shares	182,434,955

Total	207,844,964

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.31
Class II Shares	$14.26
Class IV Shares	$14.32
Class Y Shares	$14.31

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2014

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$59,240,775
Income from securities lending (Note 2)	129,248
Interest income	27,371
Foreign tax withholding	(8,606)

Total Income	59,388,788

EXPENSES:
Investment advisory fees	3,388,733
Fund administration fees	827,610
Distribution fees Class II Shares	237,152
Administrative servicing fees Class I Shares	8,455
Administrative servicing fees Class II Shares	142,292
Administrative servicing fees Class IV Shares	171,938
Professional fees	137,104
Printing fees	17,315
Trustee fees	85,198
Custodian fees	109,094
Accounting and transfer agent fees	3,681
Compliance program costs (Note 3)	9,436
Miscellaneous fee	346,223
Other	26,551

Total expenses before earnings credit and fees waived	5,510,782

Earnings credit (Note 4)	(29)
Administrative servicing fees waived—Class I (Note 3)	(3,946)
Administrative servicing fees waived—Class II (Note 3)	(66,402)

Net Expenses	5,440,405

NET INVESTMENT INCOME	53,948,383

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	135,239,496
Net realized gains from futures transactions (Note 2)	9,492,287

Net realized gains from investments and futures transactions	144,731,783

Net change in unrealized appreciation/(depreciation) from investments	172,438,132
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(837,228)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	171,600,904

Net realized/unrealized gains from investments and futures transactions	316,332,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$370,281,070

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$53,948,383	$53,634,002
Net realized gains from investments and futures transactions	144,731,783	36,993,826
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	171,600,904	683,922,178

Change in net assets resulting from operations	370,281,070	774,550,006

Distributions to Shareholders From:
Net investment income:
Class I	(173,119)	(53,941	)(a)
Class II	(2,690,106)	(696,124	)(a)
Class IV	(3,112,347)	(2,903,686)
Class Y	(48,754,709)	(51,295,193)

Change in net assets from shareholder distributions	(54,730,281)	(54,948,944)

Change in net assets from capital transactions	(414,301,401)	(170,684,830)

Change in net assets	(98,750,612)	548,916,232

Net Assets:
Beginning of year	3,073,103,775	2,524,187,543

End of year	$2,974,353,163	$3,073,103,775

Accumulated undistributed net investment income at end of year	$2,105,014	$3,329,627

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,574,322	$4,531,499	(a)
Dividends reinvested	173,119	53,941	(a)
Cost of shares redeemed	(1,802,906)	(1,179,941	)(a)

Total Class I Shares	5,944,535	3,405,499	(a)

Class II Shares
Proceeds from shares issued	123,332,459	43,339,456	(a)
Dividends reinvested	2,690,106	696,124	(a)
Cost of shares redeemed	(5,517,309)	(1,194,640	)(a)

Total Class II Shares	120,505,256	42,840,940	(a)

Class IV Shares
Proceeds from shares issued	3,113,511	4,434,520
Dividends reinvested	3,112,347	2,903,686
Cost of shares redeemed	(17,549,652)	(21,592,168)

Total Class IV Shares	(11,323,794)	(14,253,962)

Class Y Shares
Proceeds from shares issued	157,522,332	104,834,037
Dividends reinvested	48,754,709	51,295,193
Cost of shares redeemed	(735,704,439)	(358,806,537)

Total Class Y Shares	(529,427,398)	(202,677,307)

Change in net assets from capital transactions	$(414,301,401)	$(170,684,830)

(a)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013.

21

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	552,025	368,977	(a)
Reinvested	12,381	4,361	(a)
Redeemed	(135,783)	(93,862	)(a)

Total Class I Shares	428,623	279,476	(a)

Class II Shares
Issued	9,006,094	3,596,055	(a)
Reinvested	192,948	56,410	(a)
Redeemed	(411,468)	(98,813	)(a)

Total Class II Shares	8,787,574	3,553,652	(a)

Class IV Shares
Issued	229,286	385,085
Reinvested	222,413	235,088
Redeemed	(1,293,341)	(1,883,423)

Total Class IV Shares	(841,642)	(1,263,250)

Class Y Shares
Issued	11,647,428	9,028,514
Reinvested	3,486,453	4,155,217
Redeemed	(54,661,933)	(31,357,196)

Total Class Y Shares	(39,528,052)	(18,173,465)

Total change in shares	(31,153,497)	(15,603,587)

(a)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$12.86	0.24	1.47	1.71	(0.26)	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (e)(f)	$11.07	0.16	1.86	2.02	(0.23)	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%

Class II Shares
Year Ended December 31, 2014 (e)	$12.83	0.21	1.46	1.67	(0.24)	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (e)(f)	$11.07	0.13	1.85	1.98	(0.22)	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%

Class IV Shares
Year Ended December 31, 2014 (e)	$12.87	0.24	1.46	1.70	(0.25)	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013 (e)	$9.92	0.21	2.96	3.17	(0.22)	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%
Year Ended December 31, 2012 (e)	$8.74	0.20	1.17	1.37	(0.19)	(0.19)	$9.92	15.73%	$143,501,136	0.28%	2.02%	0.28%	3.69%
Year Ended December 31, 2011 (e)	$8.74	0.16	(0.01)	0.15	(0.15)	(0.15)	$8.74	1.75%	$143,233,498	0.28%	1.78%	0.28%	6.23%
Year Ended December 31, 2010 (e)	$7.75	0.14	0.99	1.13	(0.14)	(0.14)	$8.74	14.73%	$158,693,476	0.29%	1.78%	0.29%	4.46%

Class Y Shares
Year Ended December 31, 2014 (e)	$12.86	0.25	1.47	1.72	(0.27)	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013 (e)	$9.91	0.22	2.96	3.18	(0.23)	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%
Year Ended December 31, 2012 (e)	$8.74	0.21	1.16	1.37	(0.20)	(0.20)	$9.91	15.74%	$2,380,686,407	0.18%	2.13%	0.18%	3.69%
Year Ended December 31, 2011 (e)	$8.74	0.17	(0.01)	0.16	(0.16)	(0.16)	$8.74	1.86%	$2,234,879,024	0.18%	1.88%	0.18%	6.23%
Year Ended December 31, 2010 (e)	$7.74	0.15	1.00	1.15	(0.15)	(0.15)	$8.74	14.99%	$2,273,476,988	0.19%	1.88%	0.19%	4.46%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

25

Notes to Financial Statements (Continued)

December 31, 2014

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,922,820,450	$—	$—	$2,922,820,450
Futures Contracts	362,159	—	—	362,159
Repurchase Agreements	—	14,642,414	—	14,642,414
Total	$2,923,182,609	$14,642,414	$—	$2,937,825,023

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

26

Notes to Financial Statements (Continued)

December 31, 2014

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$362,159
Total		$362,159

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$9,492,287
Total	$9,492,287

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(837,228)
Total	$(837,228)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

27

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

28

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–4.00%, maturing 11/20/21–02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–7.00%, maturing 8/20/18–12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investments in repurchase agreements were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$4,642,414	$—	$4,642,414	$(4,642,414)	$—
Goldman Sachs & Co.	10,000,000	$—	10,000,000	(10,000,000)	—
Total	$14,642,414	$—	$14,642,414	$(14,642,414)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

29

Notes to Financial Statements (Continued)

December 31, 2014

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to passive foreign investment company gain/loss on sales, REIT returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$14,105	$(442,715)	$428,610

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

30

Notes to Financial Statements (Continued)

December 31, 2014

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.12%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

31

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFA has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $827,610 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $9,436.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of 0.15% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such administrative services fees by NFS amounted to $70,348.

For the year ended December 31, 2014, NFS earned $322,685 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees before contractual fee waivers that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.10% for Class IV shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

32

Notes to Financial Statements (Continued)

December 31, 2014

require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $101,137,544 and sales of $507,190,261 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements

33

Notes to Financial Statements (Continued)

December 31, 2014

and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$54,730,281	$—	$54,730,281	$—	$54,730,281

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$54,948,944	$—	$54,948,944	$—	$54,948,944

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,131,305	$43,835,427	$45,966,732	$—	$1,051,970,041	$1,097,936,773

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

34

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,885,492,823	$1,147,139,653	$(95,169,612)	$1,051,970,041

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $101,020,881 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

36

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 99.88%.

37

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

40

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

41

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

43

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

45

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

46

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

47

Annual Report

December 31, 2014

NVIT Small Cap Index Fund

AR-SCX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Small Cap Index Fund

For the annual period ended December 31, 2014, the NVIT Small Cap Index Fund (Class Y) returned 4.92% versus 4.89% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 136 funds as of December 31, 2014) was 4.69% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. For the 12-month reporting period ended December 31, 2014, small-capitalization U.S. stocks, as represented by the Russell 2000 Index, advanced 4.89%.

Equity investors experienced an unpleasant start to the year. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve’s scaling back of stimulus measures. Equity markets around the world declined sharply in January 2014, but the sell-off was short-lived; equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. In addition, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and related to severe weather.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger-and-acquisition (M&A) activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

The combination of high valuations and expectations of higher interest rates, however, left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer of 2014. A ground war in Gaza, the disappearance of civilian Malaysian airliners and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared that the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October 2014 and continued their climb through year-end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This scenario drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank (ECB) and the Bank of Japan implemented easing measures to stimulate their economies and support their currencies. The U.S. equity market, however, absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened during the reporting period, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months

4

Fund Commentary (con’t.)	NVIT Small Cap Index Fund

of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. For the year ended 2014, futures did not have any impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, CFA, CPA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Small Cap Index Fund

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	97.6%
Repurchase Agreements	10.4%
Right††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets†††	(8.0%)
100.0%

Top Holdings††††

Isis Pharmaceuticals, Inc.	0.4%
Brunswick Corp.	0.3%
RF Micro Devices, Inc.	0.3%
TriQuint Semiconductor, Inc.	0.3%
Office Depot, Inc.	0.2%
LaSalle Hotel Properties	0.2%
Graphic Packaging Holding Co.	0.2%
RLJ Lodging Trust	0.2%
Puma Biotechnology, Inc.	0.2%
Ultimate Software Group, Inc. (The)	0.2%
Other Holdings*	97.5%
100.0%

Top Industries††††

Real Estate Investment Trusts (REITs)	8.2%
Banks	7.0%
Biotechnology	5.1%
Software	3.8%
Semiconductors & Semiconductor Equipment	3.6%
Health Care Equipment & Supplies	3.1%
Specialty Retail	3.0%
Hotels, Restaurants & Leisure	2.8%
Machinery	2.7%
Electronic Equipment, Instruments & Components	2.4%
Other Industries*	58.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class II	4.55%	-	18.41%	[2]
Class Y	4.92%	15.53%	6.46%	[3]
Russell 2000® Index	4.89%	15.55%	6.65%
CPI	0.76%	1.69%	1.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

[3]	Since inception date of April 12, 2007.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	0.77%	0.70%
Class Y	0.37%	0.37%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund since inception through 12/31/14 versus performance of the Russell 2000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definition page at the back of this book.

8

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class II Shares	Actual	(a)	1,000.00	1,015.10	3.05	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Class Y Shares	Actual	(a)	1,000.00	1,016.60	0.48	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.84	1.38	0.27

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Small Cap Index Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	12,144	$337,360
Aerovironment, Inc.*	5,840	159,140
American Science & Engineering, Inc.	2,377	123,366
Astronics Corp.*	5,775	319,415
Cubic Corp.	6,318	332,580
Curtiss-Wright Corp.	14,797	1,044,520
DigitalGlobe, Inc.*	23,165	717,420
Ducommun, Inc.*	3,271	82,691
Engility Holdings, Inc.*	5,342	228,638
Esterline Technologies Corp.*	9,776	1,072,232
GenCorp, Inc.*	18,393	336,592
HEICO Corp.	20,405	1,232,462
KEYW Holding Corp. (The)* (a)	9,922	102,990
Kratos Defense & Security Solutions, Inc.*	14,116	70,862
LMI Aerospace, Inc.* (a)	3,303	46,572
Moog, Inc., Class A*	12,713	941,143
National Presto Industries, Inc. (a)	1,517	88,047
Orbital Sciences Corp.*	18,600	500,154
SIFCO Industries, Inc.	771	22,475
Sparton Corp.*	3,036	86,040
TASER International, Inc.* (a)	16,547	438,165
Teledyne Technologies, Inc.*	11,544	1,186,031

		9,468,895

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	15,975	136,746
Atlas Air Worldwide Holdings, Inc.*	7,733	381,237
Echo Global Logistics, Inc.*	7,266	212,167
Forward Air Corp.	9,537	480,379
Hub Group, Inc., Class A*	11,264	428,933
Park-Ohio Holdings Corp.	2,687	169,362
UTi Worldwide, Inc.*	27,945	337,296
XPO Logistics, Inc.* (a)	16,101	658,209

		2,804,329

Airlines 0.5%
Allegiant Travel Co.	4,230	635,896
Hawaiian Holdings, Inc.*	13,828	360,219
JetBlue Airways Corp.*	76,324	1,210,499
Republic Airways Holdings, Inc.*	15,327	223,621
SkyWest, Inc.	15,820	210,089
Virgin America, Inc.*	4,651	201,156

		2,841,480

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	20,851	471,024
Cooper Tire & Rubber Co.	17,857	618,745
Cooper-Standard Holding, Inc.*	4,189	242,459
Dana Holding Corp.	52,018	1,130,871
Dorman Products, Inc.* (a)	8,279	399,627
Drew Industries, Inc.*	7,250	370,257
Federal-Mogul Holdings Corp.*	8,795	141,512

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Fox Factory Holding Corp.*	3,517	$57,081
Fuel Systems Solutions, Inc.* (a)	4,436	48,530
Gentherm, Inc.*	10,808	395,789
Modine Manufacturing Co.*	14,634	199,022
Motorcar Parts of America, Inc.*	5,455	169,596
Remy International, Inc. (a)	9,440	197,485
Shiloh Industries, Inc.*	2,593	40,788
Spartan Motors, Inc.	10,949	57,592
Standard Motor Products, Inc.	6,057	230,893
Stoneridge, Inc.*	8,525	109,632
Strattec Security Corp.	1,020	84,232
Superior Industries International, Inc.	7,095	140,410
Tenneco, Inc.*	18,704	1,058,833
Tower International, Inc.*	6,308	161,169

		6,325,547

Automobiles 0.0%†
Winnebago Industries, Inc.	8,378	182,305

Banks 7.6%
1st Source Corp.	4,579	157,105
American National Bankshares, Inc.	2,476	61,430
Ameris Bancorp	7,703	197,505
Ames National Corp. (a)	2,602	67,496
Arrow Financial Corp.	3,420	94,016
Banc of California, Inc.	9,869	113,197
BancFirst Corp.	2,155	136,605
Banco Latinoamericano de Comercio Exterior SA, Class E	9,120	274,512
Bancorp, Inc. (The)*	10,148	110,512
BancorpSouth, Inc.	29,533	664,788
Bank of Kentucky Financial Corp. (The)	1,876	90,555
Bank of Marin Bancorp	1,845	97,029
Bank of the Ozarks, Inc.	24,438	926,689
Banner Corp.	5,983	257,389
BBCN Bancorp, Inc.	24,414	351,073
Blue Hills Bancorp, Inc.*	8,687	117,969
BNC Bancorp	5,996	103,191
Boston Private Financial Holdings, Inc.	24,545	330,621
Bridge Bancorp, Inc.	3,657	97,825
Bridge Capital Holdings*	3,051	68,281
Bryn Mawr Bank Corp.	4,165	130,364
C1 Financial, Inc.*	1,054	19,278
Camden National Corp.	2,241	89,281
Capital Bank Financial Corp., Class A*	7,081	189,771
Capital City Bank Group, Inc.	3,392	52,712
Cardinal Financial Corp.	9,819	194,711
Cascade Bancorp*	9,622	49,938
Cathay General Bancorp	24,447	625,599
Centerstate Banks, Inc.	10,838	129,081
Central Pacific Financial Corp.	5,117	110,015
Century Bancorp, Inc., Class A	1,102	44,146
Chemical Financial Corp.	10,053	308,024

10

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Citizens & Northern Corp.	3,885	$80,303
City Holding Co.	4,817	224,135
CNB Financial Corp.	4,587	84,859
CoBiz Financial, Inc.	10,902	143,143
Columbia Banking System, Inc.	17,590	485,660
Community Bank System, Inc.	12,478	475,786
Community Trust Bancorp, Inc.	4,786	175,215
CommunityOne Bancorp*	3,666	41,976
ConnectOne Bancorp, Inc.	6,855	130,245
CU Bancorp*	3,190	69,191
Customers Bancorp, Inc.*	7,845	152,664
CVB Financial Corp.	32,523	521,018
Eagle Bancorp, Inc.*	8,039	285,545
Enterprise Bancorp, Inc. (a)	2,378	60,044
Enterprise Financial Services Corp.	6,033	119,031
FCB Financial Holdings, Inc., Class A*	2,619	64,532
Fidelity Southern Corp.	4,975	80,147
Financial Institutions, Inc.	4,168	104,825
First Bancorp	6,014	111,079
First Bancorp, Inc.	3,014	54,523
First BanCorp, Puerto Rico*	32,051	188,139
First Busey Corp.	21,846	142,217
First Business Financial Services, Inc. (a)	1,245	59,648
First Citizens BancShares, Inc., Class A	2,325	587,737
First Commonwealth Financial Corp.	28,933	266,762
First Community Bancshares, Inc.	5,136	84,590
First Connecticut Bancorp, Inc.	5,061	82,596
First Financial Bancorp	17,666	328,411
First Financial Bankshares, Inc. (a)	19,668	587,680
First Financial Corp.	3,479	123,922
First Interstate BancSystem, Inc., Class A	5,511	153,316
First Merchants Corp.	11,049	251,365
First Midwest Bancorp, Inc.	23,099	395,224
First NBC Bank Holding Co.*	4,587	161,462
First of Long Island Corp. (The)	3,652	103,607
FirstMerit Corp.	50,795	959,518
Flushing Financial Corp.	9,304	188,592
FNB Corp.	53,383	711,062
German American Bancorp, Inc.	4,026	122,874
Glacier Bancorp, Inc.	22,855	634,683
Great Southern Bancorp, Inc.	3,147	124,841
Great Western Bancorp, Inc.*	5,633	128,376
Green Bancorp, Inc.*	1,502	18,084
Guaranty Bancorp	4,550	65,702
Hampton Roads Bankshares, Inc.*	10,328	17,351
Hancock Holding Co.	25,257	775,390
Hanmi Financial Corp.	9,680	211,121
Heartland Financial USA, Inc.	4,828	130,839
Heritage Commerce Corp.	6,608	58,349
Heritage Financial Corp.	9,242	162,197
Heritage Oaks Bancorp	7,277	61,054
Hilltop Holdings, Inc.*	20,810	415,160
Home BancShares, Inc.	16,626	534,692

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
HomeTrust Bancshares, Inc.*	6,305	$105,041
Horizon Bancorp	2,765	72,277
Hudson Valley Holding Corp.	4,427	120,237
IBERIABANK Corp.	9,637	624,959
Independent Bank Corp.	13,121	388,715
Independent Bank Group, Inc.	2,762	107,884
International Bancshares Corp.	16,684	442,793
Investors Bancorp, Inc.	110,194	1,236,928
Lakeland Bancorp, Inc.	11,570	135,369
Lakeland Financial Corp.	5,068	220,306
LegacyTexas Financial Group Inc.	12,253	292,234
Macatawa Bank Corp.	8,280	45,043
MainSource Financial Group, Inc.	6,222	130,164
MB Financial, Inc.	20,387	669,917
Mercantile Bank Corp.	5,022	105,562
Merchants Bancshares, Inc.	1,631	49,958
Metro Bancorp, Inc.*	4,295	111,326
MidSouth Bancorp, Inc.	2,699	46,801
MidWestOne Financial Group, Inc.	2,059	59,320
National Bank Holdings Corp., Class A	11,487	222,963
National Bankshares, Inc. (a)	2,091	63,545
National Penn Bancshares, Inc.	37,745	397,266
NBT Bancorp, Inc.	13,362	351,020
NewBridge Bancorp*	10,094	87,919
Northrim BanCorp, Inc.	2,152	56,468
OFG Bancorp (a)	13,903	231,485
Old Line Bancshares, Inc.	2,574	40,721
Old National Bancorp	36,183	538,403
Opus Bank*	1,507	42,754
Pacific Continental Corp.	5,692	80,713
Pacific Premier Bancorp, Inc.*	5,220	90,463
Palmetto Bancshares, Inc. (a)	1,400	23,380
Park National Corp.	3,910	345,957
Park Sterling Corp.	14,046	103,238
Peapack Gladstone Financial Corp.	3,805	70,621
Penns Woods Bancorp, Inc.	1,519	74,826
Peoples Bancorp, Inc.	4,029	104,472
Peoples Financial Services Corp. (a)	2,259	112,227
Pinnacle Financial Partners, Inc.	10,900	430,986
Preferred Bank, Los Angeles	3,473	96,862
PrivateBancorp, Inc.	21,986	734,332
Prosperity Bancshares, Inc.	21,435	1,186,642
Renasant Corp.	9,639	278,856
Republic Bancorp, Inc., Class A	2,950	72,924
Republic First Bancorp, Inc.*	9,570	35,888
S&T Bancorp, Inc.	9,104	271,390
Sandy Spring Bancorp, Inc.	7,671	200,060
Seacoast Banking Corp. of Florida*	5,796	79,695
ServisFirst Bancshares, Inc.	618	20,363
Sierra Bancorp	3,887	68,256
Simmons First National Corp., Class A	4,986	202,681
South State Corp.	7,391	495,788
Southside Bancshares, Inc.	7,359	212,737

11

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Southwest Bancorp, Inc.	6,019	$104,490
Square 1 Financial, Inc., Class A*	2,216	54,735
State Bank Financial Corp.	9,810	196,004
Sterling Bancorp	25,677	369,235
Stock Yards Bancorp, Inc.	4,476	149,230
Stonegate Bank	3,100	91,822
Suffolk Bancorp	3,687	83,732
Sun Bancorp, Inc.*	2,592	50,285
Susquehanna Bancshares, Inc.	57,542	772,789
Talmer Bancorp, Inc., Class A	5,433	76,279
Texas Capital Bancshares, Inc.*	14,047	763,174
Tompkins Financial Corp.	4,580	253,274
Towne Bank (a)	9,020	136,382
TriCo Bancshares	6,932	171,220
TriState Capital Holdings, Inc.*	6,758	69,202
Triumph Bancorp, Inc.* (a)	1,876	25,420
Trustmark Corp.	20,690	507,733
UMB Financial Corp.	11,588	659,241
Umpqua Holdings Corp.	51,198	870,878
Union Bankshares Corp.	14,187	341,623
United Bankshares, Inc.	21,170	792,817
United Community Banks, Inc.	15,296	289,706
Univest Corp. of Pennsylvania	4,893	99,034
Valley National Bancorp	69,873	678,467
Washington Trust Bancorp, Inc.	4,490	180,408
Webster Financial Corp.	27,756	902,903
WesBanco, Inc.	8,024	279,235
West Bancorporation, Inc.	5,049	85,934
Westamerica Bancorporation (a)	8,077	395,935
Western Alliance Bancorp*	23,170	644,126
Wilshire Bancorp, Inc.	21,637	219,183
Wintrust Financial Corp.	14,301	668,715
Yadkin Financial Corp.*	6,153	120,906

		42,056,042

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A* (a)	2,560	741,222
Coca-Cola Bottling Co. Consolidated	1,405	123,682
Craft Brew Alliance, Inc.*	3,446	45,970
National Beverage Corp.*	3,441	77,836

		988,710

Biotechnology 5.5%
ACADIA Pharmaceuticals, Inc.* (a)	24,143	766,540
Acceleron Pharma, Inc.* (a)	5,012	195,268
Achillion Pharmaceuticals, Inc.* (a)	29,668	363,433
Acorda Therapeutics, Inc.*	12,782	522,400
Actinium Pharmaceuticals, Inc.* (a)	6,593	38,833
Adamas Pharmaceuticals, Inc.* (a)	964	16,745
Aegerion Pharmaceuticals, Inc.*	9,068	189,884
Agenus, Inc.*	19,414	77,074
Agios Pharmaceuticals, Inc.* (a)	4,482	502,163

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Akebia Therapeutics, Inc.*	2,483	$28,902
Alder Biopharmaceuticals, Inc.* (a)	2,545	74,034
AMAG Pharmaceuticals, Inc.*	6,773	288,665
Anacor Pharmaceuticals, Inc.*	10,067	324,661
Applied Genetic Technologies Corp.*	1,806	37,962
Ardelyx, Inc.*	1,581	29,865
Arena Pharmaceuticals, Inc.* (a)	67,404	233,892
ARIAD Pharmaceuticals, Inc.* (a)	50,545	347,244
Array BioPharma, Inc.*	38,441	181,826
Arrowhead Research Corp.* (a)	17,053	125,851
Atara Biotherapeutics, Inc.*	1,701	45,502
Auspex Pharmaceuticals, Inc.*	2,833	148,676
Avalanche Biotechnologies, Inc.* (a)	2,098	113,292
BioCryst Pharmaceuticals, Inc.*	21,458	260,929
BioSpecifics Technologies Corp.*	1,149	44,374
BioTime, Inc.* (a)	16,346	60,971
Bluebird Bio, Inc.*	6,666	611,406
Calithera Biosciences, Inc.* (a)	2,406	48,601
Cara Therapeutics, Inc.*	1,662	16,570
Celldex Therapeutics, Inc.* (a)	27,403	500,105
Cellular Dynamics International, Inc.*	3,007	19,335
Cepheid*	21,383	1,157,676
ChemoCentryx, Inc.* (a)	8,568	58,519
Chimerix, Inc.*	9,235	371,801
Clovis Oncology, Inc.* (a)	7,559	423,304
Coherus Biosciences, Inc.*	1,906	31,106
CTI BioPharma Corp.* (a)	45,545	107,486
Cytokinetics, Inc.* (a)	10,964	87,822
Cytori Therapeutics, Inc.* (a)	21,090	10,307
CytRx Corp.* (a)	17,519	48,002
Dicerna Pharmaceuticals, Inc.*	1,078	17,755
Dyax Corp.*	41,604	584,952
Dynavax Technologies Corp.* (a)	7,945	133,953
Eleven Biotherapeutics, Inc.*	1,400	16,632
Emergent Biosolutions, Inc.*	8,984	244,634
Enanta Pharmaceuticals, Inc.*	3,168	161,093
Epizyme, Inc.* (a)	3,808	71,857
Esperion Therapeutics, Inc.*	1,839	74,369
Exact Sciences Corp.*	25,373	696,235
Exelixis, Inc.* (a)	62,040	89,338
FibroGen, Inc.*	2,865	78,329
Five Prime Therapeutics, Inc.*	5,338	144,126
Flexion Therapeutics, Inc.*	1,713	34,585
Foundation Medicine, Inc.* (a)	4,250	94,435
Galectin Therapeutics, Inc.* (a)	5,827	20,220
Galena Biopharma, Inc.* (a)	37,003	55,875
Genocea Biosciences, Inc.*	1,198	8,386
Genomic Health, Inc.* (a)	5,106	163,239
Geron Corp.* (a)	48,112	156,364
Halozyme Therapeutics, Inc.* (a)	31,723	306,127
Heron Therapeutics, Inc.*	7,135	71,778
Hyperion Therapeutics, Inc.*	4,114	98,736
Idera Pharmaceuticals, Inc.* (a)	19,018	83,869

12

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Immune Design Corp.*	1,931	$59,436
ImmunoGen, Inc.* (a)	26,323	160,570
Immunomedics, Inc.* (a)	25,229	121,099
Infinity Pharmaceuticals, Inc.*	14,848	250,783
Inovio Pharmaceuticals, Inc.* (a)	18,451	169,380
Insmed, Inc.*	15,168	234,649
Insys Therapeutics, Inc.* (a)	3,049	128,546
Intrexon Corp.* (a)	10,915	300,490
Ironwood Pharmaceuticals, Inc.*	36,625	561,095
Isis Pharmaceuticals, Inc.*	36,063	2,226,530
Karyopharm Therapeutics, Inc.* (a)	4,177	156,345
Keryx Biopharmaceuticals, Inc.* (a)	28,032	396,653
Kindred Biosciences, Inc.* (a)	3,309	24,652
Kite Pharma, Inc.* (a)	2,925	168,685
KYTHERA Biopharmaceuticals, Inc.* (a)	5,302	183,873
Lexicon Pharmaceuticals, Inc.* (a)	77,029	70,089
Ligand Pharmaceuticals, Inc.* (a)	6,027	320,697
Loxo Oncology, Inc.* (a)	1,150	13,512
MacroGenics, Inc.*	6,115	214,453
MannKind Corp.* (a)	69,876	364,403
Merrimack Pharmaceuticals, Inc.* (a)	30,025	339,282
MiMedx Group, Inc.* (a)	28,481	328,386
Mirati Therapeutics, Inc.* (a)	2,214	41,003
Momenta Pharmaceuticals, Inc.*	14,743	177,506
NanoViricides, Inc.*	12,962	35,257
Navidea Biopharmaceuticals, Inc.* (a)	47,368	89,526
NeoStem, Inc.* (a)	7,365	27,766
Neuralstem, Inc.* (a)	22,059	60,000
Neurocrine Biosciences, Inc.*	23,204	518,377
NewLink Genetics Corp.* (a)	6,059	240,845
Northwest Biotherapeutics, Inc.* (a)	11,830	63,291
Novavax, Inc.* (a)	72,931	432,481
NPS Pharmaceuticals, Inc.*	32,611	1,166,495
Ohr Pharmaceutical, Inc.* (a)	6,509	54,285
OncoMed Pharmaceuticals, Inc.* (a)	3,794	82,557
Oncothyreon, Inc.*	25,454	48,363
Ophthotech Corp.*	4,208	188,813
OPKO Health, Inc.* (a)	60,494	604,335
Orexigen Therapeutics, Inc.* (a)	37,533	227,450
Organovo Holdings, Inc.* (a)	19,188	139,113
Osiris Therapeutics, Inc.* (a)	6,030	96,420
Otonomy, Inc.*	2,283	76,092
OvaScience, Inc.* (a)	4,742	209,691
PDL BioPharma, Inc. (a)	49,766	383,696
Peregrine Pharmaceuticals, Inc.* (a)	55,744	77,484
Portola Pharmaceuticals, Inc.*	13,046	369,463
Progenics Pharmaceuticals, Inc.* (a)	21,652	163,689
Prothena Corp. PLC*	8,138	168,945
PTC Therapeutics, Inc.* (a)	7,452	385,790
Puma Biotechnology, Inc.* (a)	7,120	1,347,602
Radius Health, Inc.* (a)	2,401	93,423
Raptor Pharmaceutical Corp.*	19,189	201,868
Receptos, Inc.*	6,723	823,635

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Regado Biosciences, Inc.* (a)	4,543	$4,148
Regulus Therapeutics, Inc.* (a)	4,708	75,516
Repligen Corp.*	9,820	194,436
Retrophin, Inc.* (a)	6,344	77,651
Rigel Pharmaceuticals, Inc.*	25,956	58,920
Sage Therapeutics, Inc.* (a)	1,702	62,293
Sangamo BioSciences, Inc.*	20,814	316,581
Sarepta Therapeutics, Inc.* (a)	12,455	180,224
Spectrum Pharmaceuticals, Inc.* (a)	20,055	138,981
Stemline Therapeutics, Inc.* (a)	3,679	62,764
Sunesis Pharmaceuticals, Inc.*	15,352	39,148
Synageva BioPharma Corp.* (a)	6,539	606,754
Synergy Pharmaceuticals, Inc.* (a)	28,284	86,266
Synta Pharmaceuticals Corp.*	20,657	54,741
T2 Biosystems, Inc.*	1,905	36,652
TESARO, Inc.*	5,877	218,566
TG Therapeutics, Inc.* (a)	8,462	134,038
Threshold Pharmaceuticals, Inc.* (a)	16,493	52,448
Tokai Pharmaceuticals, Inc.* (a)	1,600	23,584
Ultragenyx Pharmaceutical, Inc.*	2,127	93,333
Vanda Pharmaceuticals, Inc.* (a)	12,253	175,463
Verastem, Inc.* (a)	6,564	59,995
Versartis, Inc.* (a)	2,172	48,761
Vitae Pharmaceuticals, Inc.*	1,646	27,389
Vital Therapies, Inc.*	1,643	40,960
Xencor, Inc.*	4,422	70,929
XOMA Corp.* (a)	27,846	99,967
Zafgen, Inc.*	2,186	67,416
ZIOPHARM Oncology, Inc.* (a)	24,786	125,665

		30,540,371

Building Products 0.8%
AAON, Inc.	12,949	289,928
Advanced Drainage Systems, Inc.	4,664	107,179
American Woodmark Corp.*	3,788	153,187
Apogee Enterprises, Inc.	8,930	378,364
Builders FirstSource, Inc.*	14,010	96,249
Continental Building Products, Inc.*	3,833	67,959
Gibraltar Industries, Inc.*	9,379	152,503
Griffon Corp.	12,205	162,326
Insteel Industries, Inc.	5,549	130,845
Masonite International Corp.*	9,049	556,152
NCI Building Systems, Inc.*	8,590	159,087
Norcraft Cos., Inc.*	2,473	47,729
Nortek, Inc.*	2,781	226,179
Patrick Industries, Inc.*	2,472	108,719
PGT, Inc.*	14,504	139,673
Ply Gem Holdings, Inc.*	6,527	91,247
Quanex Building Products Corp.	11,557	217,040
Simpson Manufacturing Co., Inc.	12,685	438,901
Trex Co., Inc.*	10,333	439,979
Universal Forest Products, Inc.	6,157	327,552

		4,290,798

13

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets 1.5%
Actua Corp.*	12,588	$232,500
Arlington Asset Investment Corp., Class A (a)	6,735	179,218
Ashford, Inc.*	254	23,876
BGC Partners, Inc., Class A	53,397	488,582
Calamos Asset Management, Inc., Class A	5,084	67,719
CIFC Corp. (a)	1,660	13,728
Cohen & Steers, Inc. (a)	5,929	249,492
Cowen Group, Inc., Class A*	35,343	169,646
Diamond Hill Investment Group, Inc.	854	117,886
Evercore Partners, Inc., Class A	10,194	533,860
FBR & Co.*	2,532	62,262
Fifth Street Asset Management, Inc.*	1,575	21,971
Financial Engines, Inc. (a)	15,789	577,088
FXCM, Inc., Class A (a)	14,082	233,339
GAMCO Investors, Inc., Class A	1,979	176,012
GFI Group, Inc.	23,218	126,538
Greenhill & Co., Inc. (a)	8,714	379,930
HFF, Inc., Class A	10,053	361,104
INTL. FCStone, Inc.*	4,601	94,643
Investment Technology Group, Inc.*	11,037	229,790
Janus Capital Group, Inc.	45,987	741,770
KCG Holdings, Inc., Class A*	13,890	161,818
Ladenburg Thalmann Financial Services, Inc.*	30,145	119,073
Manning & Napier, Inc.	4,272	59,039
Medley Management, Inc., Class A (a)	1,744	25,637
Moelis & Co., Class A	2,314	80,828
OM Asset Management PLC*	7,608	123,554
Oppenheimer Holdings, Inc., Class A	3,012	70,029
Piper Jaffray Cos.*	5,009	290,973
Pzena Investment Management, Inc., Class A	3,643	34,463
RCS Capital Corp., Class A (a)	2,957	36,194
Safeguard Scientifics, Inc.*	6,280	124,470
Silvercrest Asset Management Group, Inc., Class A	1,861	29,125
Stifel Financial Corp.*	20,137	1,027,390
SWS Group, Inc.*	9,224	63,738
Virtus Investment Partners, Inc.	2,173	370,475
Walter Investment Management Corp.* (a)	11,543	190,575
Westwood Holdings Group, Inc.	2,229	137,797
WisdomTree Investments, Inc. (a)	33,061	518,231

		8,544,363

Chemicals 2.1%
A. Schulman, Inc.	8,926	361,771
Advanced Emissions Solutions, Inc.*	6,602	150,460
American Vanguard Corp. (a)	8,822	102,512
Axiall Corp.	21,470	911,831
Balchem Corp.	9,322	621,218
Calgon Carbon Corp.*	16,381	340,397
Chase Corp.	2,007	72,232
Chemtura Corp.* (a)	26,184	647,530
Ferro Corp.*	22,022	285,405
Flotek Industries, Inc.*	16,497	308,989

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
FutureFuel Corp.	6,590	$85,802
H.B. Fuller Co.	15,390	685,317
Hawkins, Inc.	3,202	138,743
Innophos Holdings, Inc.	6,709	392,141
Innospec, Inc.	7,465	318,755
Intrepid Potash, Inc.* (a)	17,152	238,070
KMG Chemicals, Inc.	3,002	60,040
Koppers Holdings, Inc.	6,292	163,466
Kraton Performance Polymers, Inc.*	10,066	209,272
Kronos Worldwide, Inc.	6,188	80,568
Landec Corp.*	8,157	112,648
LSB Industries, Inc.*	5,963	187,477
Marrone Bio Innovations, Inc.* (a)	4,290	15,487
Minerals Technologies, Inc.	10,585	735,128
Olin Corp.	24,308	553,493
OM Group, Inc.	9,804	292,159
OMNOVA Solutions, Inc.*	14,515	118,152
PolyOne Corp.	28,904	1,095,751
Quaker Chemical Corp.	4,051	372,854
Rentech, Inc.*	68,688	86,547
Senomyx, Inc.* (a)	13,452	80,846
Sensient Technologies Corp.	15,177	915,780
Stepan Co.	5,906	236,712
Trecora Resources*	5,911	86,892
Tredegar Corp.	7,606	171,059
Trinseo SA* (a)	3,644	63,588
Tronox Ltd., Class A	18,815	449,302
Zep, Inc.	6,949	105,277

		11,853,671

Commercial Services & Supplies 2.1%
ABM Industries, Inc.	17,119	490,459
ACCO Brands Corp.*	35,058	315,873
ARC Document Solutions, Inc.*	12,557	128,333
Brady Corp., Class A	14,676	401,242
Brink’s Co. (The)	14,864	362,830
Casella Waste Systems, Inc., Class A*	12,663	51,158
CECO Environmental Corp. (a)	6,360	98,834
Cenveo, Inc.*	18,132	38,077
Civeo Corp.	28,797	118,356
Deluxe Corp.	15,384	957,654
Ennis, Inc.	7,880	106,144
G&K Services, Inc., Class A	6,077	430,555
Healthcare Services Group, Inc.	21,502	665,057
Heritage-Crystal Clean, Inc.*	3,290	40,566
Herman Miller, Inc.	18,140	533,860
HNI Corp.	13,826	705,956
InnerWorkings, Inc.*	11,027	85,900
Interface, Inc.	20,387	335,774
Kimball International, Inc., Class B	10,262	93,589
Knoll, Inc.	14,846	314,290
Matthews International Corp., Class A	9,137	444,698
McGrath RentCorp	7,950	285,087

14

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Mobile Mini, Inc.	14,325	$580,306
MSA Safety, Inc.	9,063	481,155
Multi-Color Corp.	3,806	210,928
NL Industries, Inc.*	1,961	16,865
Performant Financial Corp.*	9,646	64,146
Quad/Graphics, Inc.	8,433	193,622
Quest Resource Holding Corp.* (a)	4,100	5,904
SP Plus Corp.*	4,680	118,076
Steelcase, Inc., Class A	25,325	454,584
Team, Inc.*	6,291	254,534
Tetra Tech, Inc.	20,005	534,133
UniFirst Corp.	4,536	550,897
United Stationers, Inc.	12,102	510,220
US Ecology, Inc.	6,627	265,875
Viad Corp.	6,351	169,318
West Corp.	11,824	390,192

		11,805,047

Communications Equipment 1.5%
ADTRAN, Inc.	17,298	377,097
Alliance Fiber Optic Products, Inc.	4,008	58,156
Applied Optoelectronics, Inc.* (a)	4,629	51,937
Aruba Networks, Inc.*	32,762	595,613
Bel Fuse, Inc., Class B	2,988	81,692
Black Box Corp.	4,647	111,063
CalAmp Corp.* (a)	11,028	201,812
Calix, Inc.*	12,700	127,254
Ciena Corp.*	32,292	626,788
Clearfield, Inc.* (a)	3,580	44,070
Comtech Telecommunications Corp.	4,650	146,568
Digi International, Inc.*	7,126	66,201
Emulex Corp.*	21,750	123,323
Extreme Networks, Inc.*	29,159	102,931
Finisar Corp.* (a)	31,747	616,209
Harmonic, Inc.*	27,323	191,534
Infinera Corp.* (a)	37,543	552,633
InterDigital, Inc.	11,394	602,743
Ixia*	17,663	198,709
KVH Industries, Inc.*	5,079	64,249
NETGEAR, Inc.*	10,602	377,219
Numerex Corp., Class A* (a)	4,642	51,341
Oclaro, Inc.*	29,058	51,723
ParkerVision, Inc.* (a)	30,968	28,178
Plantronics, Inc.	13,060	692,441
Polycom, Inc.*	42,388	572,238
Procera Networks, Inc.* (a)	6,528	46,936
Ruckus Wireless, Inc.*	19,949	239,787
ShoreTel, Inc.*	19,101	140,392
Sonus Networks, Inc.*	75,363	299,191
TESSCO Technologies, Inc.	1,807	52,403
Ubiquiti Networks, Inc.	9,123	270,406
ViaSat, Inc.*	12,687	799,662

		8,562,499

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.7%
Aegion Corp.*	11,586	$215,615
Ameresco, Inc., Class A*	6,488	45,416
Argan, Inc.	3,848	129,447
Comfort Systems USA, Inc.	11,612	198,797
Dycom Industries, Inc.*	10,458	366,971
EMCOR Group, Inc.	20,706	921,210
Furmanite Corp.*	11,436	89,430
Granite Construction, Inc.	12,012	456,696
Great Lakes Dredge & Dock Corp.*	18,534	158,651
Layne Christensen Co.* (a)	6,286	59,968
MasTec, Inc.*	20,170	456,044
MYR Group, Inc.*	6,584	180,402
Northwest Pipe Co.*	2,997	90,270
Orion Marine Group, Inc.*	8,729	96,455
Primoris Services Corp.	11,677	271,373
Sterling Construction Co., Inc.*	5,817	37,171
Tutor Perini Corp.*	11,451	275,626

		4,049,542

Construction Materials 0.1%
Headwaters, Inc.*	22,501	337,290
United States Lime & Minerals, Inc.	618	45,028
US Concrete, Inc.* (a)	4,336	123,359

		505,677

Consumer Finance 0.7%
Cash America International, Inc.	8,709	196,998
Consumer Portfolio Services, Inc.*	6,599	48,569
Credit Acceptance Corp.*	1,961	267,500
Encore Capital Group, Inc.* (a)	7,896	350,582
Enova International, Inc.*	7,909	176,054
EZCORP, Inc., Class A* (a)	15,969	187,636
First Cash Financial Services, Inc.*	8,876	494,127
Green Dot Corp., Class A*	9,540	195,475
JG Wentworth Co., Class A*	3,861	41,158
Nelnet, Inc., Class A	6,433	298,041
Nicholas Financial, Inc.* (a)	3,358	50,034
PRA Group, Inc.*	15,362	889,921
Regional Management Corp.*	3,488	55,145
Springleaf Holdings, Inc.*	7,520	271,998
World Acceptance Corp.* (a)	2,437	193,620

		3,716,858

Containers & Packaging 0.5%
AEP Industries, Inc.*	1,291	75,072
Berry Plastics Group, Inc.*	27,607	871,001
Graphic Packaging Holding Co.*	100,546	1,369,436
Myers Industries, Inc.	8,101	142,578
UFP Technologies, Inc.*	1,953	48,014

		2,506,101

15

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Distributors 0.3%
Core-Mark Holding Co., Inc.	7,019	$434,687
Pool Corp.	13,816	876,487
VOXX International Corp.*	6,065	53,129
Weyco Group, Inc.	2,025	60,082

		1,424,385

Diversified Consumer Services 1.0%
2U, Inc.* (a)	3,218	63,266
American Public Education, Inc.*	5,323	196,259
Ascent Capital Group, Inc., Class A*	4,243	224,582
Bridgepoint Education, Inc.*	5,251	59,441
Bright Horizons Family Solutions, Inc.*	9,414	442,552
Capella Education Co.	3,353	258,047
Career Education Corp.*	20,273	141,100
Carriage Services, Inc.	4,898	102,613
Chegg, Inc.* (a)	22,359	154,501
Collectors Universe, Inc.	2,198	45,850
Grand Canyon Education, Inc.*	14,328	668,544
Houghton Mifflin Harcourt Co.*	33,406	691,838
ITT Educational Services, Inc.* (a)	7,223	69,413
K12, Inc.*	10,566	125,418
Liberty Tax, Inc.* (a)	1,144	40,887
LifeLock, Inc.*	24,702	457,234
Regis Corp.*	13,321	223,260
Sotheby’s	18,706	807,725
Steiner Leisure Ltd.*	4,232	195,561
Strayer Education, Inc.*	3,326	247,055
Universal Technical Institute, Inc.	6,959	68,477
Weight Watchers International, Inc.* (a)	8,539	212,109

		5,495,732

Diversified Financial Services 0.3%
Gain Capital Holdings, Inc.	6,965	62,824
MarketAxess Holdings, Inc.	11,581	830,474
Marlin Business Services Corp.	2,632	54,035
NewStar Financial, Inc.*	8,055	103,104
PHH Corp.*	15,618	374,207
PICO Holdings, Inc.*	6,909	130,235
Resource America, Inc., Class A	4,161	37,615
Tiptree Financial, Inc., Class A* (a)	2,472	20,023

		1,612,517

Diversified Telecommunication Services 0.7%
8x8, Inc.*	27,141	248,611
Atlantic Tele-Network, Inc.	2,851	192,699
Cincinnati Bell, Inc.*	65,028	207,439
Cogent Communications Holdings, Inc.	14,272	505,086
Consolidated Communications Holdings, Inc. (a)	15,443	429,779
FairPoint Communications, Inc.*	6,207	88,201
General Communication, Inc., Class A*	11,037	151,759
Globalstar, Inc.* (a)	83,647	230,029

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Hawaiian Telcom Holdco, Inc.*	3,216	$88,665
IDT Corp., Class B	5,093	103,439
inContact, Inc.*	18,592	163,424
Inteliquent, Inc.	10,072	197,713
Intelsat SA* (a)	8,520	147,907
Iridium Communications, Inc.* (a)	24,772	241,527
Lumos Networks Corp.	5,702	95,908
magicJack VocalTec Ltd.* (a)	5,850	47,502
ORBCOMM, Inc.*	16,542	108,185
Premiere Global Services, Inc.*	14,798	157,155
Vonage Holdings Corp.*	53,721	204,677

		3,609,705

Electric Utilities 1.3%
ALLETE, Inc.	13,638	751,999
Cleco Corp.	18,547	1,011,553
El Paso Electric Co.	12,355	494,941
Empire District Electric Co. (The)	13,202	392,628
IDACORP, Inc.	15,449	1,022,569
MGE Energy, Inc.	10,571	482,143
NRG Yield, Inc., Class A	7,302	344,216
Otter Tail Corp.	11,138	344,833
PNM Resources, Inc.	24,430	723,861
Portland General Electric Co.	24,034	909,206
Spark Energy, Inc., Class A (a)	997	14,048
UIL Holdings Corp.	17,364	756,029
Unitil Corp.	4,206	154,234

		7,402,260

Electrical Equipment 1.0%
AZZ, Inc.	7,856	368,604
Capstone Turbine Corp.* (a)	98,557	72,863
Encore Wire Corp.	6,355	237,232
EnerSys	14,432	890,743
Enphase Energy, Inc.* (a)	5,459	78,009
Franklin Electric Co., Inc.	14,633	549,176
FuelCell Energy, Inc.* (a)	71,153	109,576
Generac Holdings, Inc.* (a)	21,162	989,535
General Cable Corp.	15,009	223,634
Global Power Equipment Group, Inc.	5,103	70,472
GrafTech International Ltd.*	35,973	182,023
LSI Industries, Inc.	6,837	46,423
Plug Power, Inc.* (a)	51,088	153,264
Polypore International, Inc.* (a)	13,834	650,890
Powell Industries, Inc.	2,840	139,359
Power Solutions International, Inc.* (a)	1,421	73,338
PowerSecure International, Inc.*	6,706	78,125
Preformed Line Products Co.	825	45,070
Revolution Lighting Technologies, Inc.* (a)	10,422	14,070
TCP International Holdings Ltd.*	2,303	14,163
Thermon Group Holdings, Inc.*	9,825	237,667
Vicor Corp.*	5,175	62,618

		5,286,854

16

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 2.6%
Agilysys, Inc.*	4,546	$57,234
Anixter International, Inc.*	8,331	736,960
Badger Meter, Inc.	4,443	263,692
Belden, Inc.	13,390	1,055,266
Benchmark Electronics, Inc.*	16,535	420,650
Checkpoint Systems, Inc.*	12,767	175,291
Cognex Corp.*	26,633	1,100,742
Coherent, Inc.*	7,643	464,083
Control4 Corp.* (a)	3,393	52,150
CTS Corp.	10,355	184,630
CUI Global, Inc.* (a)	6,431	47,911
Daktronics, Inc.	11,702	146,392
DTS, Inc.*	5,195	159,746
Electro Rent Corp.	5,182	72,755
Electro Scientific Industries, Inc.	7,519	58,348
Fabrinet*	10,800	191,592
FARO Technologies, Inc.*	5,277	330,762
FEI Co.	12,962	1,171,117
Gerber Scientific, Inc.* (a)(b)	8,390	0
GSI Group, Inc.*	9,176	135,071
II-VI, Inc.*	16,148	220,420
Insight Enterprises, Inc.*	12,524	324,246
InvenSense, Inc.* (a)	21,851	355,297
Itron, Inc.*	12,032	508,833
KEMET Corp.*	13,215	55,503
Kimball Electronics, Inc.*	8,088	97,218
Littelfuse, Inc.	6,900	667,023
Maxwell Technologies, Inc.* (a)	9,064	82,664
Mercury Systems, Inc.*	10,128	140,982
Mesa Laboratories, Inc.	882	68,187
Methode Electronics, Inc.	11,631	424,648
MTS Systems Corp.	4,631	347,464
Multi-Fineline Electronix, Inc.*	2,678	30,074
Newport Corp.*	12,221	233,543
OSI Systems, Inc.*	6,118	432,971
Park Electrochemical Corp.	6,380	159,053
PC Connection, Inc.	3,024	74,239
Plexus Corp.*	10,398	428,502
RealD, Inc.* (a)	12,300	145,140
Rofin-Sinar Technologies, Inc.*	8,557	246,185
Rogers Corp.*	5,557	452,562
Sanmina Corp.*	25,229	593,638
ScanSource, Inc.*	8,730	350,597
Speed Commerce, Inc.* (a)	15,650	48,359
SYNNEX Corp.	8,741	683,197
TTM Technologies, Inc.*	16,567	124,750
Universal Display Corp.* (a)	12,446	345,377
Viasystems Group, Inc.*	1,604	26,113
Vishay Precision Group, Inc.*	4,009	68,794

		14,559,971

	Common Stocks (continued)

		Shares	Market Value
`

	Energy Equipment & Services 1.1%
	Aspen Aerogels, Inc.*	1,786	$14,252
	Basic Energy Services, Inc.*	10,129	71,004
	Bristow Group, Inc.	10,903	717,308
	C&J Energy Services, Inc.*	14,198	187,556
	CARBO Ceramics, Inc. (a)	6,075	243,304
	CHC Group Ltd.*	10,289	33,131
	Dawson Geophysical Co.	2,563	31,346
	Era Group, Inc.*	6,231	131,786
	Exterran Holdings, Inc.	17,947	584,713
	FMSA Holdings, Inc.* (a)	7,368	50,987
	Forum Energy Technologies, Inc.*	18,277	378,882
	Geospace Technologies Corp.*	4,037	106,981
	Glori Energy, Inc.* (a)	3,823	15,980
	Gulf Island Fabrication, Inc.	4,293	83,241
	GulfMark Offshore, Inc., Class A (a)	8,246	201,367
	Helix Energy Solutions Group, Inc.*	32,369	702,407
	Hercules Offshore, Inc.* (a)	46,991	46,991
	Hornbeck Offshore Services, Inc.*	11,163	278,740
	Independence Contract Drilling, Inc.*	3,246	16,944
	ION Geophysical Corp.*	39,298	108,070
	Key Energy Services, Inc.*	39,312	65,651
	Matrix Service Co.*	8,145	181,796
	McDermott International, Inc.* (a)	72,738	211,668
	Mitcham Industries, Inc.*	3,977	23,584
	Natural Gas Services Group, Inc.*	3,934	90,639
	Newpark Resources, Inc.*	26,030	248,326
	Nordic American Offshore Ltd. (a)	5,769	70,843
	North Atlantic Drilling Ltd. (a)	22,664	36,942
	Nuverra Environmental Solutions, Inc.* (a)	4,718	26,185
	Parker Drilling Co.*	36,899	113,280
	PHI, Inc., Non-Voting Shares*	3,826	143,092
	Pioneer Energy Services Corp.*	18,948	104,972
	Profire Energy, Inc.* (a)	4,500	10,260
	RigNet, Inc.*	3,627	148,816
	SEACOR Holdings, Inc.*	5,689	419,905
	Tesco Corp.	10,522	134,892
	TETRA Technologies, Inc.*	24,165	161,422
	Vantage Drilling Co.*	66,262	32,389
	Willbros Group, Inc.*	12,687	79,548

			6,309,200

	Food & Staples Retailing 1.0%
	Andersons, Inc. (The)	8,642	459,236
	Casey’s General Stores, Inc.	11,805	1,066,228
	Chefs’ Warehouse Inc. (The)*	5,507	126,881
	Diplomat Pharmacy, Inc.*	4,778	130,774
	Fairway Group Holdings Corp.* (a)	5,894	18,566
	Fresh Market, Inc. (The)* (a)	13,152	541,862
	Ingles Markets, Inc., Class A	4,007	148,620
	Liberator Medical Holdings, Inc.	10,057	29,165
	Natural Grocers by Vitamin Cottage, Inc.* (a)	2,696	75,946
	Pantry, Inc. (The)*	7,146	264,831

17

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
PriceSmart, Inc.	5,730	$522,691
Roundy’s, Inc.*	12,487	60,437
Smart & Final Stores, Inc.*	3,979	62,590
SpartanNash Co.	11,516	301,028
SUPERVALU, Inc.*	62,239	603,718
United Natural Foods, Inc.*	15,224	1,177,196
Village Super Market, Inc., Class A	2,139	58,544
Weis Markets, Inc.	3,338	159,623

		5,807,936

Food Products 1.5%
Alico, Inc.	950	47,529
B&G Foods, Inc.	16,456	492,034
Boulder Brands, Inc.*	18,647	206,236
Calavo Growers, Inc.	4,457	210,816
Cal-Maine Foods, Inc. (a)	9,509	371,136
Chiquita Brands International, Inc.*	14,885	215,237
Darling Ingredients, Inc.*	50,574	918,424
Dean Foods Co. (a)	28,713	556,458
Diamond Foods, Inc.*	6,631	187,193
Farmer Bros. Co.*	2,313	68,118
Fresh Del Monte Produce, Inc. (a)	11,004	369,184
Freshpet, Inc.* (a)	3,604	61,484
Inventure Foods, Inc.*	4,784	60,948
J&J Snack Foods Corp.	4,556	495,556
John B. Sanfilippo & Son, Inc.	2,479	112,795
Lancaster Colony Corp.	5,669	530,845
Lifeway Foods, Inc.*	1,435	26,591
Limoneira Co.	3,560	88,929
Omega Protein Corp.*	6,695	70,766
Post Holdings, Inc.*	13,500	565,515
Sanderson Farms, Inc. (a)	7,095	596,157
Seaboard Corp.* (a)	87	365,222
Seneca Foods Corp., Class A*	2,571	69,494
Snyder’s-Lance, Inc.	14,561	444,839
Tootsie Roll Industries, Inc. (a)	5,762	176,605
TreeHouse Foods, Inc.*	12,917	1,104,791

		8,412,902

Gas Utilities 1.1%
Chesapeake Utilities Corp.	4,450	220,987
Laclede Group, Inc. (The)	13,242	704,474
New Jersey Resources Corp.	12,895	789,174
Northwest Natural Gas Co. (a)	8,303	414,320
ONE Gas, Inc.	15,965	658,077
Piedmont Natural Gas Co., Inc.	23,931	943,121
South Jersey Industries, Inc.	10,121	596,431
Southwest Gas Corp.	14,300	883,883
WGL Holdings, Inc.	15,905	868,731

		6,079,198

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 3.4%
Abaxis, Inc.	6,877	$390,820
ABIOMED, Inc.*	12,231	465,512
Accuray, Inc.* (a)	23,521	177,583
Analogic Corp.	3,806	322,026
AngioDynamics, Inc.*	7,538	143,297
Anika Therapeutics, Inc.*	4,435	180,682
Antares Pharma, Inc.*	35,695	91,736
AtriCure, Inc.*	8,354	166,746
Atrion Corp.	466	158,445
Cantel Medical Corp.	10,366	448,433
Cardiovascular Systems, Inc.*	8,459	254,447
Cerus Corp.* (a)	23,889	149,067
CONMED Corp.	8,341	375,011
CryoLife, Inc.	8,814	99,863
Cyberonics, Inc.*	8,246	459,137
Cynosure, Inc., Class A*	6,835	187,416
Derma Sciences, Inc.*	7,061	65,738
DexCom, Inc.*	22,967	1,264,333
Endologix, Inc.*	19,612	299,867
Exactech, Inc.*	3,050	71,888
GenMark Diagnostics, Inc.*	12,692	172,738
Globus Medical, Inc., Class A*	20,210	480,392
Greatbatch, Inc.*	7,640	376,652
Haemonetics Corp.*	16,012	599,169
HeartWare International, Inc.* (a)	5,206	382,277
ICU Medical, Inc.*	4,113	336,855
Inogen, Inc.*	1,657	51,980
Insulet Corp.*	16,987	782,421
Integra LifeSciences Holdings Corp.*	7,665	415,673
Invacare Corp.	9,789	164,064
K2M Group Holdings, Inc.*	2,726	56,892
LDR Holding Corp.*	5,058	165,801
Masimo Corp.*	13,738	361,859
Meridian Bioscience, Inc.	12,752	209,898
Merit Medical Systems, Inc.*	13,202	228,791
Natus Medical, Inc.*	9,851	355,030
Neogen Corp.*	11,248	557,788
Nevro Corp.*	2,438	94,277
NuVasive, Inc.*	14,296	674,199
NxStage Medical, Inc.*	18,784	336,797
Ocular Therapeutix, Inc.*	1,832	43,089
OraSure Technologies, Inc.*	17,097	173,364
Orthofix International NV*	5,635	169,388
Oxford Immunotec Global PLC*	4,163	56,700
PhotoMedex, Inc.* (a)	4,029	6,164
Quidel Corp.*	8,737	252,674
Rockwell Medical, Inc.* (a)	14,432	148,361
Roka Bioscience, Inc.* (a)	1,582	6,977
RTI Surgical, Inc.*	17,619	91,619
Second Sight Medical Products, Inc.* (a)	1,055	10,824
Sientra, Inc.*	1,516	25,454
Spectranetics Corp. (The)*	12,729	440,169
STAAR Surgical Co.*	11,635	105,995

18

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
STERIS Corp.	18,146	$1,176,768
SurModics, Inc.*	3,981	87,980
Symmetry Surgical, Inc.*	2,975	23,177
Tandem Diabetes Care, Inc.*	2,598	32,995
Thoratec Corp.*	17,447	566,330
Tornier NV*	10,860	276,930
TransEnterix, Inc.* (a)	9,052	26,341
TriVascular Technologies, Inc.*	2,361	29,678
Unilife Corp.* (a)	33,204	111,233
Utah Medical Products, Inc.	1,194	71,700
Vascular Solutions, Inc.*	5,200	141,232
Veracyte, Inc.* (a)	2,062	19,919
Volcano Corp.*	15,714	280,966
West Pharmaceutical Services, Inc.	21,705	1,155,574
Wright Medical Group, Inc.*	15,263	410,117
ZELTIQ Aesthetics, Inc.*	8,895	248,259

		18,765,577

Health Care Providers & Services 2.6%
AAC Holdings, Inc.*	1,732	53,554
Acadia Healthcare Co., Inc.*	13,124	803,320
Addus HomeCare Corp.*	1,864	45,239
Adeptus Health, Inc., Class A* (a)	1,690	63,206
Air Methods Corp.*	12,043	530,253
Alliance HealthCare Services, Inc.*	1,667	34,990
Almost Family, Inc.*	2,525	73,099
Amedisys, Inc.*	8,355	245,219
AMN Healthcare Services, Inc.*	14,253	279,359
Amsurg Corp.*	13,031	713,187
Bio-Reference Laboratories, Inc.*	7,548	242,517
BioScrip, Inc.*	20,908	146,147
BioTelemetry, Inc.*	8,284	83,089
Capital Senior Living Corp.*	8,929	222,421
Chemed Corp.	5,405	571,146
Civitas Solutions, Inc.*	3,482	59,299
CorVel Corp.*	3,371	125,469
Cross Country Healthcare, Inc.*	9,429	117,674
Ensign Group, Inc. (The)	6,126	271,933
ExamWorks Group, Inc.*	10,653	443,058
Five Star Quality Care, Inc.*	12,996	53,933
Gentiva Health Services, Inc.*	9,520	181,356
Hanger, Inc.*	10,836	237,308
HealthEquity, Inc.*	3,201	81,466
HealthSouth Corp.	27,046	1,040,189
Healthways, Inc.*	9,566	190,172
IPC The Hospitalist Co., Inc.*	5,271	241,886
Kindred Healthcare, Inc.	21,491	390,706
Landauer, Inc.	2,898	98,938
LHC Group, Inc.*	3,842	119,794
Magellan Health, Inc.*	8,479	508,994
Molina Healthcare, Inc.*	9,285	497,026
MWI Veterinary Supply, Inc.*	3,947	670,635
National HealthCare Corp.	3,172	199,329

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
National Research Corp., Class A	2,956	$41,354
National Research Corp., Class B	311	11,143
Owens & Minor, Inc.	19,348	679,308
PharMerica Corp.*	9,228	191,112
Providence Service Corp. (The)*	3,521	128,305
RadNet, Inc.*	10,097	86,228
Select Medical Holdings Corp.	24,207	348,581
Skilled Healthcare Group, Inc., Class A*	7,354	63,024
Surgical Care Affiliates, Inc.*	3,860	129,889
Team Health Holdings, Inc.*	21,610	1,243,223
Triple-S Management Corp., Class B*	7,537	180,210
Trupanion, Inc.* (a)	2,758	19,113
U.S. Physical Therapy, Inc.	3,754	157,518
Universal American Corp.*	13,033	120,946
WellCare Health Plans, Inc.*	13,480	1,106,169

		14,142,034

Health Care Technology 0.5%
Castlight Health, Inc., Class B*	4,110	48,087
Computer Programs & Systems, Inc. (a)	3,408	207,036
HealthStream, Inc.*	6,507	191,826
HMS Holdings Corp.*	27,004	570,865
Imprivata, Inc.*	1,878	24,414
MedAssets, Inc.*	18,852	372,516
Medidata Solutions, Inc.*	16,588	792,077
Merge Healthcare, Inc.*	22,249	79,206
Omnicell, Inc.*	11,205	371,110
Quality Systems, Inc.	15,235	237,514
Vocera Communications, Inc.*	6,839	71,262

		2,965,913

Hotels, Restaurants & Leisure 3.1%
Belmond Ltd., Class A*	29,691	367,278
Biglari Holdings, Inc.*	530	211,740
BJ’s Restaurants, Inc.*	6,638	333,294
Bloomin’ Brands, Inc.*	23,691	586,589
Bob Evans Farms, Inc. (a)	7,557	386,767
Boyd Gaming Corp.*	23,883	305,225
Bravo Brio Restaurant Group, Inc.*	6,079	84,559
Buffalo Wild Wings, Inc.*	5,803	1,046,745
Caesars Acquisition Co., Class A*	14,136	145,742
Caesars Entertainment Corp.* (a)	15,667	245,815
Carrols Restaurant Group, Inc.*	10,994	83,884
Cheesecake Factory, Inc. (The)	15,325	771,001
Churchill Downs, Inc.	4,096	390,349
Chuy’s Holdings, Inc.*	4,958	97,524
ClubCorp Holdings, Inc.	6,590	118,159
Cracker Barrel Old Country Store, Inc.	5,843	822,461
Dave & Buster’s Entertainment, Inc.*	1,995	54,464
Del Frisco’s Restaurant Group, Inc.*	7,230	171,640
Denny’s Corp.*	26,733	275,617
Diamond Resorts International, Inc.*	10,877	303,468
DineEquity, Inc.	5,103	528,875

19

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
El Pollo Loco Holdings, Inc.* (a)	2,632	$52,561
Empire Resorts, Inc.* (a)	4,716	36,596
Famous Dave’s of America, Inc.* (a)	1,459	38,328
Fiesta Restaurant Group, Inc.*	8,197	498,378
Habit Restaurants, Inc. (The), Class A* (a)	1,703	55,092
Ignite Restaurant Group, Inc.*	2,599	20,454
International Speedway Corp., Class A	8,498	268,962
Interval Leisure Group, Inc.	12,151	253,834
Intrawest Resorts Holdings, Inc.*	4,115	49,133
Isle of Capri Casinos, Inc.*	6,389	53,476
Jack in the Box, Inc.	12,275	981,509
Jamba, Inc.*	5,471	82,557
Krispy Kreme Doughnuts, Inc.*	20,009	394,978
La Quinta Holdings, Inc.*	13,648	301,075
Life Time Fitness, Inc.*	12,553	710,751
Marcus Corp. (The)	5,465	101,157
Marriott Vacations Worldwide Corp.	8,239	614,135
Monarch Casino & Resort, Inc.*	3,111	51,611
Morgans Hotel Group Co.*	9,181	71,979
Nathan’s Famous, Inc.*	971	77,680
Noodles & Co.* (a)	3,352	88,325
Papa John’s International, Inc.	9,371	522,902
Papa Murphy’s Holdings, Inc.*	1,970	22,891
Penn National Gaming, Inc.*	23,983	329,287
Pinnacle Entertainment, Inc.* (a)	17,757	395,093
Popeyes Louisiana Kitchen, Inc.*	7,236	407,170
Potbelly Corp.*	4,831	62,175
Red Robin Gourmet Burgers, Inc.*	4,380	337,151
Ruby Tuesday, Inc.*	18,623	127,381
Ruth’s Hospitality Group, Inc.	10,977	164,655
Scientific Games Corp., Class A* (a)	15,422	196,322
Sonic Corp.	16,678	454,142
Speedway Motorsports, Inc.	3,601	78,754
Texas Roadhouse, Inc.	21,343	720,540
Vail Resorts, Inc.	11,088	1,010,449
Zoe’s Kitchen, Inc.* (a)	1,900	56,829

		17,019,508

Household Durables 1.1%
Beazer Homes USA, Inc.*	8,254	159,797
Cavco Industries, Inc.*	2,724	215,932
Century Communities, Inc.*	1,372	23,708
CSS Industries, Inc.	2,989	82,616
Dixie Group, Inc. (The)*	4,677	42,888
Ethan Allen Interiors, Inc.	7,744	239,832
Flexsteel Industries, Inc.	1,500	48,375
Helen of Troy Ltd.*	8,773	570,771
Hovnanian Enterprises, Inc., Class A*	36,142	149,266
Installed Building Products, Inc.*	2,815	50,163
iRobot Corp.* (a)	9,049	314,181
KB Home (a)	25,866	428,082
La-Z-Boy, Inc.	16,057	430,970
LGI Homes, Inc.* (a)	4,332	64,633

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Libbey, Inc.*	6,598	$207,441
Lifetime Brands, Inc.	3,321	57,121
M.D.C. Holdings, Inc.	12,068	319,440
M/I Homes, Inc.*	7,562	173,624
Meritage Homes Corp.*	12,095	435,299
NACCO Industries, Inc., Class A	1,380	81,917
New Home Co., Inc. (The)*	2,791	40,414
Ryland Group, Inc. (The)	14,479	558,310
Skullcandy, Inc.*	6,256	57,493
Standard Pacific Corp.*	44,902	327,336
TRI Pointe Homes, Inc.*	45,186	689,087
Turtle Beach Corp.* (a)	2,306	7,356
UCP, Inc., Class A*	2,649	27,815
Universal Electronics, Inc.*	4,870	316,696
WCI Communities, Inc.*	3,870	75,775
William Lyon Homes, Class A*	5,419	109,843

		6,306,181

Household Products 0.2%
Central Garden and Pet Co., Class A*	13,183	125,897
Harbinger Group, Inc.*	25,448	360,344
Oil-Dri Corp. of America	1,560	50,903
Orchids Paper Products Co.	2,602	75,744
WD-40 Co.	4,585	390,092

		1,002,980

Independent Power and Renewable Electricity Producers 0.4%
Abengoa Yield PLC (a)	8,769	239,569
Atlantic Power Corp.	36,131	97,915
Dynegy, Inc.*	37,696	1,144,074
Ormat Technologies, Inc. (a)	5,424	147,424
Pattern Energy Group, Inc.	12,033	296,734
TerraForm Power, Inc., Class A (a)	7,112	219,619
Vivint Solar, Inc.* (a)	6,169	56,878

		2,202,213

Industrial Conglomerates 0.1%
Raven Industries, Inc.	11,172	279,300

Information Technology Services 2.4%
Acxiom Corp.*	23,661	479,608
Blackhawk Network Holdings, Inc.* (a)	16,130	625,844
CACI International, Inc., Class A*	7,268	626,356
Cardtronics, Inc.*	13,731	529,742
Cass Information Systems, Inc.	3,602	191,807
Ciber, Inc.*	23,604	83,794
Computer Task Group, Inc.	4,947	47,145
Convergys Corp.	31,365	638,905
CSG Systems International, Inc.	10,630	266,494
Datalink Corp.*	6,083	78,471
EPAM Systems, Inc.*	10,911	521,000
Euronet Worldwide, Inc.*	15,698	861,820

20

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
EVERTEC, Inc.	20,160	$446,141
ExlService Holdings, Inc.*	10,158	291,636
Forrester Research, Inc.	3,410	134,218
Global Cash Access Holdings, Inc.*	20,112	143,801
Hackett Group, Inc. (The)	7,615	66,936
Heartland Payment Systems, Inc.	11,073	597,388
Higher One Holdings, Inc.*	10,517	44,277
iGATE Corp.*	11,378	449,203
Information Services Group, Inc.*	10,703	45,167
Lionbridge Technologies, Inc.*	19,960	114,770
Luxoft Holding, Inc.* (a)	2,389	92,000
ManTech International Corp., Class A	7,421	224,337
MAXIMUS, Inc.	20,849	1,143,359
ModusLink Global Solutions, Inc.* (a)	10,930	40,988
MoneyGram International, Inc.*	9,321	84,728
NeuStar, Inc., Class A* (a)	6,801	189,068
PRGX Global, Inc.* (a)	9,123	52,184
Sapient Corp.*	36,324	903,741
Science Applications International Corp.	12,262	607,337
ServiceSource International, Inc.* (a)	21,853	102,272
Sykes Enterprises, Inc.*	12,196	286,240
Syntel, Inc.*	9,628	433,067
TeleTech Holdings, Inc.*	5,483	129,837
Unisys Corp.*	15,804	465,902
Virtusa Corp.*	8,027	334,485
WEX, Inc.*	11,941	1,181,204

		13,555,272

Insurance 2.5%
Ambac Financial Group, Inc.*	12,958	317,471
American Equity Investment Life Holding Co.	22,882	667,926
AMERISAFE, Inc.	5,753	243,697
AmTrust Financial Services, Inc. (a)	9,253	520,481
Argo Group International Holdings Ltd.	8,027	445,258
Atlas Financial Holdings, Inc.* (a)	3,649	59,552
Baldwin & Lyons, Inc., Class B	2,918	75,226
Citizens, Inc.* (a)	13,362	101,551
CNO Financial Group, Inc.	63,063	1,085,945
Crawford & Co., Class B	8,378	86,126
Donegal Group, Inc., Class A	2,541	40,605
eHealth, Inc.*	5,436	135,465
EMC Insurance Group, Inc.	1,618	57,374
Employers Holdings, Inc.	9,699	228,023
Enstar Group Ltd.*	2,655	405,923
FBL Financial Group, Inc., Class A	2,910	168,867
Federated National Holding Co.	4,155	100,385
Fidelity & Guaranty Life	3,465	84,096
First American Financial Corp.	32,791	1,111,615
Global Indemnity PLC*	2,451	69,535
Greenlight Capital Re Ltd., Class A*	8,775	286,504
Hallmark Financial Services, Inc.*	4,486	54,236
HCI Group, Inc. (a)	2,798	120,985
Heritage Insurance Holdings, Inc.*	2,149	41,755

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Horace Mann Educators Corp.	12,515	$415,248
Independence Holding Co. (a)	2,351	32,796
Infinity Property & Casualty Corp.	3,525	272,341
Kansas City Life Insurance Co.	1,168	56,099
Kemper Corp.	14,260	514,929
Maiden Holdings Ltd.	15,375	196,646
Meadowbrook Insurance Group, Inc.	15,056	127,374
Montpelier Re Holdings Ltd.	11,306	404,981
National General Holdings Corp.	10,957	203,910
National Interstate Corp.	2,199	65,530
National Western Life Insurance Co., Class A	680	183,090
Navigators Group, Inc. (The)*	3,218	236,008
OneBeacon Insurance Group Ltd., Class A	6,803	110,209
Phoenix Cos., Inc. (The)*	1,722	118,594
Platinum Underwriters Holdings Ltd.	7,643	561,149
Primerica, Inc.	16,798	911,459
RLI Corp.	13,244	654,254
Safety Insurance Group, Inc.	3,962	253,608
Selective Insurance Group, Inc.	17,261	468,981
State Auto Financial Corp.	4,588	101,945
State National Cos., Inc. (a)	7,707	92,330
Stewart Information Services Corp.	6,618	245,131
Symetra Financial Corp.	23,156	533,746
Third Point Reinsurance Ltd.*	17,603	255,067
United Fire Group, Inc.	6,314	187,715
United Insurance Holdings Corp.	5,069	111,265
Universal Insurance Holdings, Inc.	9,520	194,684

		14,017,690

Internet & Catalog Retail 0.5%
1-800-FLOWERS.COM, Inc., Class A*	7,244	59,690
Blue Nile, Inc.*	3,722	134,029
Coupons.com, Inc.* (a)	3,605	63,989
EVINE Live, Inc.*	13,349	87,970
FTD Cos., Inc.*	5,808	202,234
Gaiam, Inc., Class A*	4,590	32,727
HSN, Inc.	10,178	773,528
Lands’ End, Inc.*	5,048	272,390
Nutrisystem, Inc.	8,823	172,490
Orbitz Worldwide, Inc.*	15,773	129,812
Overstock.com, Inc.*	3,491	84,727
PetMed Express, Inc. (a)	6,367	91,494
RetailMeNot, Inc.* (a)	9,471	138,466
Shutterfly, Inc.*	11,816	492,668
Travelport Worldwide Ltd. (a)	9,370	168,660
Wayfair, Inc., Class A* (a)	3,800	75,430

		2,980,304

Internet Software & Services 2.4%
Aerohive Networks, Inc.*	3,022	14,506
Amber Road, Inc.*	2,803	28,647
Angie’s List, Inc.* (a)	13,221	82,367
Bankrate, Inc.*	20,527	255,151

21

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Bazaarvoice, Inc.* (a)	15,141	$121,734
Benefitfocus, Inc.* (a)	1,440	47,290
Blucora, Inc.*	12,987	179,870
Borderfree, Inc.*	1,927	17,266
Brightcove, Inc.*	10,137	78,866
Carbonite, Inc.*	5,517	78,728
Care.com, Inc.*	2,016	16,692
ChannelAdvisor Corp.* (a)	6,344	136,904
Cimpress NV* (a)	10,218	764,715
comScore, Inc.*	10,603	492,297
Constant Contact, Inc.*	9,612	352,760
Cornerstone OnDemand, Inc.* (a)	16,300	573,760
Cvent, Inc.*	5,499	153,092
Dealertrack Technologies, Inc.*	16,424	727,747
Demand Media, Inc.*	2,832	17,332
Demandware, Inc.*	9,216	530,289
Dice Holdings, Inc.*	11,776	117,878
Digital River, Inc.*	9,989	247,028
E2open, Inc.* (a)	7,114	68,366
EarthLink Holdings Corp.	30,756	135,019
Endurance International Group Holdings, Inc.* (a)	9,205	169,648
Envestnet, Inc.*	10,424	512,235
Everyday Health, Inc.*	2,401	35,415
Five9, Inc.*	3,852	17,257
Global Eagle Entertainment, Inc.*	12,411	168,914
Gogo, Inc.* (a)	17,123	283,043
GrubHub, Inc.*	2,705	98,246
GTT Communications, Inc.*	4,726	62,525
Internap Corp.*	16,800	133,728
IntraLinks Holdings, Inc.*	12,152	144,609
j2 Global, Inc.	14,581	904,022
Limelight Networks, Inc.*	18,972	52,552
Liquidity Services, Inc.* (a)	7,839	64,045
LivePerson, Inc.*	16,608	234,173
LogMeIn, Inc.*	7,430	366,596
Marchex, Inc., Class B	10,806	49,600
Marin Software, Inc.*	8,427	71,292
Marketo, Inc.* (a)	7,839	256,492
Millennial Media, Inc.* (a)	23,747	37,995
Monster Worldwide, Inc.*	27,877	128,792
NIC, Inc.	19,992	359,656
OPOWER, Inc.* (a)	2,455	34,935
Perficient, Inc.*	10,605	197,571
Q2 Holdings, Inc.*	3,116	58,705
QuinStreet, Inc.*	10,847	65,841
RealNetworks, Inc.*	6,885	48,470
Reis, Inc.	2,622	68,618
Rightside Group Ltd.*	2,756	18,520
Rocket Fuel, Inc.* (a)	5,595	90,191
SciQuest, Inc.*	8,380	121,091
Shutterstock, Inc.* (a)	4,666	322,421
SPS Commerce, Inc.*	5,009	283,660

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Stamps.com, Inc.*	4,323	$207,461
TechTarget, Inc.*	5,158	58,646
Textura Corp.* (a)	5,721	162,877
Travelzoo, Inc.*	2,319	29,266
Tremor Video, Inc.* (a)	11,190	32,115
TrueCar, Inc.* (a)	2,487	56,952
Trulia, Inc.* (a)	11,326	521,336
Unwired Planet, Inc.*	30,940	30,940
Web.com Group, Inc.*	15,883	301,618
WebMD Health Corp.*	11,897	470,526
Wix.com Ltd.*	4,199	88,179
XO Group, Inc.*	8,231	149,886
Xoom Corp.*	9,487	166,117
YuMe, Inc.* (a)	5,735	28,904
Zix Corp.*	17,729	63,824

		13,067,809

Leisure Products 0.5%
Arctic Cat, Inc.	3,947	140,119
Black Diamond, Inc.*	7,118	62,283
Brunswick Corp.	28,485	1,460,141
Callaway Golf Co.	23,682	182,351
Escalade, Inc.	3,032	45,753
JAKKS Pacific, Inc.* (a)	5,744	39,059
Johnson Outdoors, Inc., Class A	1,527	47,642
LeapFrog Enterprises, Inc.*	19,913	93,989
Malibu Boats, Inc., Class A*	2,480	47,790
Marine Products Corp.	3,339	28,181
Nautilus, Inc.*	9,512	144,392
Smith & Wesson Holding Corp.* (a)	16,999	160,981
Sturm Ruger & Co., Inc. (a)	5,976	206,949

		2,659,630

Life Sciences Tools & Services 0.5%
Accelerate Diagnostics, Inc.* (a)	6,912	132,641
Affymetrix, Inc.*	22,324	220,338
Albany Molecular Research, Inc.* (a)	7,127	116,028
Cambrex Corp.*	9,444	204,179
Enzo Biochem, Inc.*	10,667	47,361
Fluidigm Corp.*	8,592	289,808
Furiex Pharmaceuticals, Inc.* (b)	2,184	21,338
INC Research Holdings, Inc., Class A*	2,838	72,908
Luminex Corp.*	11,526	216,228
NanoString Technologies, Inc.*	3,163	44,061
Pacific Biosciences of California, Inc.*	17,531	137,443
PAREXEL International Corp.*	17,476	970,967
PRA Health Sciences, Inc.*	6,041	146,313
Sequenom, Inc.* (a)	35,510	131,387

		2,751,000

Machinery 3.0%
Accuride Corp.*	11,289	48,994
Actuant Corp., Class A	20,026	545,508
Alamo Group, Inc.	2,058	99,689

22

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Albany International Corp., Class A	8,587	$326,220
Altra Industrial Motion Corp.	8,323	236,290
American Railcar Industries, Inc.	2,889	148,783
ARC Group Worldwide, Inc.* (a)	915	9,278
Astec Industries, Inc.	5,796	227,841
Barnes Group, Inc.	16,655	616,402
Blount International, Inc.	15,247	267,890
Briggs & Stratton Corp.	14,343	292,884
Chart Industries, Inc.*	9,368	320,386
CIRCOR International, Inc.	5,428	327,200
CLARCOR, Inc.	15,491	1,032,320
Columbus McKinnon Corp.	6,103	171,128
Commercial Vehicle Group, Inc.*	8,245	54,912
Douglas Dynamics, Inc.	6,801	145,745
Dynamic Materials Corp.	4,429	70,953
Energy Recovery, Inc.*	11,518	60,700
EnPro Industries, Inc.*	6,984	438,316
ESCO Technologies, Inc.	8,142	300,440
ExOne Co. (The)* (a)	3,214	53,995
Federal Signal Corp.	19,348	298,733
FreightCar America, Inc.	3,615	95,111
Global Brass & Copper Holdings, Inc.	6,836	89,962
Gorman-Rupp Co. (The)	5,797	186,200
Graham Corp.	3,042	87,518
Greenbrier Cos., Inc. (The)(a)	8,489	456,114
Harsco Corp.	24,748	467,490
Hillenbrand, Inc.	19,300	665,850
Hurco Cos., Inc.	2,048	69,816
Hyster-Yale Materials Handling, Inc.	3,132	229,262
John Bean Technologies Corp.	8,974	294,886
Kadant, Inc.	3,412	145,658
LB Foster Co., Class A	3,176	154,258
Lindsay Corp. (a)	3,757	322,125
Lydall, Inc.*	5,199	170,631
Manitex International, Inc.*	4,334	55,085
Meritor, Inc.*	30,081	455,727
Miller Industries, Inc.	3,449	71,705
Mueller Industries, Inc.	17,369	592,978
Mueller Water Products, Inc., Class A	48,883	500,562
NN, Inc.	5,341	109,811
Omega Flex, Inc.	876	33,122
Proto Labs, Inc.* (a)	6,958	467,299
RBC Bearings, Inc.	7,123	459,647
Rexnord Corp.*	23,107	651,848
Standex International Corp.	3,923	303,091
Sun Hydraulics Corp.	6,818	268,493
Tennant Co.	5,656	408,194
Titan International, Inc. (a)	13,543	143,962
TriMas Corp.*	13,881	434,336
Twin Disc, Inc.	2,614	51,914
Wabash National Corp.*	21,138	261,266
Watts Water Technologies, Inc., Class A	8,759	555,671
Woodward, Inc.	20,344	1,001,535

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Xerium Technologies, Inc.*	3,487	$55,025

		16,410,759

Marine 0.1%
Baltic Trading Ltd.	16,032	40,240
International Shipholding Corp.	1,769	26,358
Knightsbridge Shipping Ltd. (a)	10,706	48,498
Matson, Inc.	13,160	454,283
Navios Maritime Holdings, Inc.	23,878	98,139
Safe Bulkers, Inc.	12,534	49,008
Scorpio Bulkers, Inc.*	42,640	84,001
Ultrapetrol (Bahamas) Ltd.*	6,670	14,274

		814,801

Media 1.4%
AH Belo Corp., Class A	5,833	60,547
AMC Entertainment Holdings, Inc., Class A	6,456	169,018
Carmike Cinemas, Inc.*	7,391	194,162
Central European Media Enterprises Ltd., Class A* (a)	20,809	66,797
Cinedigm Corp., Class A*	25,318	41,015
Crown Media Holdings, Inc., Class A*	10,862	38,451
Cumulus Media, Inc., Class A*	44,272	187,271
Daily Journal Corp.* (a)	334	87,845
Dex Media, Inc.* (a)	4,614	41,388
E.W. Scripps Co. (The), Class A*	9,557	213,599
Entercom Communications Corp., Class A*	7,536	91,638
Entravision Communications Corp., Class A	18,023	116,789
Eros International PLC* (a)	6,877	145,517
Global Sources Ltd.*	4,777	30,382
Gray Television, Inc.*	15,225	170,520
Harte-Hanks, Inc.	15,325	118,616
Hemisphere Media Group, Inc.* (a)	2,713	36,598
Journal Communications, Inc., Class A*	13,774	157,437
Lee Enterprises, Inc.*	16,648	61,265
Loral Space & Communications, Inc.*	4,009	315,548
Martha Stewart Living Omnimedia, Inc., Class A*	9,373	40,398
McClatchy Co. (The), Class A*	18,303	60,766
MDC Partners, Inc., Class A	13,074	297,041
Media General, Inc.* (a)	17,008	284,544
Meredith Corp.	11,023	598,769
National CineMedia, Inc.	18,873	271,205
New Media Investment Group, Inc.	11,265	266,192
New York Times Co. (The), Class A	42,510	561,982
Nexstar Broadcasting Group, Inc., Class A	9,387	486,153
Radio One, Inc., Class D*	6,812	11,376
ReachLocal, Inc.* (a)	4,291	14,761
Reading International, Inc., Class A*	5,393	71,511
Rentrak Corp.*	3,024	220,208
Saga Communications, Inc., Class A	1,150	50,002
Salem Communications Corp., Class A	3,410	26,666
Scholastic Corp.	8,072	293,982

23

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
SFX Entertainment, Inc.* (a)	14,046	$63,628
Sinclair Broadcast Group, Inc., Class A (a)	21,075	576,612
Sizmek, Inc.*	6,450	40,377
Time, Inc. (a)	33,798	831,769
Townsquare Media, Inc., Class A*	2,837	37,448
World Wrestling Entertainment, Inc., Class A (a)	9,022	111,331

		7,561,124

Metals & Mining 1.1%
AK Steel Holding Corp.* (a)	54,390	323,077
Allied Nevada Gold Corp.* (a)	37,491	32,617
AM Castle & Co.* (a)	5,961	47,569
Ampco-Pittsburgh Corp.	2,621	50,454
Century Aluminum Co.*	15,735	383,934
Coeur Mining, Inc.* (a)	31,589	161,420
Commercial Metals Co.	36,087	587,857
Globe Specialty Metals, Inc.	19,514	336,226
Gold Resource Corp.	11,856	40,073
Handy & Harman Ltd.*	1,258	57,906
Haynes International, Inc.	3,763	182,505
Hecla Mining Co.	113,049	315,407
Horsehead Holding Corp.* (a)	15,522	245,713
Kaiser Aluminum Corp.	5,508	393,436
Materion Corp.	6,250	220,188
Molycorp, Inc.* (a)	58,442	51,464
Noranda Aluminum Holding Corp.	14,257	50,185
Olympic Steel, Inc. (a)	2,661	47,313
RTI International Metals, Inc.*	9,406	237,596
Ryerson Holding Corp.*	3,583	35,579
Schnitzer Steel Industries, Inc., Class A	7,943	179,194
Stillwater Mining Co.*	36,754	541,754
SunCoke Energy, Inc.	20,309	392,776
U.S. Silica Holdings, Inc. (a)	16,515	424,270
Universal Stainless & Alloy Products, Inc.*	2,262	56,889
Walter Energy, Inc.	20,675	28,532
Worthington Industries, Inc.	15,793	475,211

		5,899,145

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The) (a)	4,603	34,108
Burlington Stores, Inc.*	8,781	414,990
Fred’s, Inc., Class A	11,245	195,775
Tuesday Morning Corp.* (a)	13,295	288,502

		933,375

Multi-Utilities 0.4%
Avista Corp.	18,474	653,056
Black Hills Corp.	13,690	726,118
NorthWestern Corp.	14,416	815,657

		2,194,831

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 2.2%
Abraxas Petroleum Corp.*	27,723	$81,506
Adams Resources & Energy, Inc.	693	34,615
Alon USA Energy, Inc.	7,861	99,599
Alpha Natural Resources, Inc.* (a)	67,185	112,199
American Eagle Energy Corp.* (a)	9,433	5,873
Amyris, Inc.* (a)	8,436	17,378
Apco Oil and Gas International, Inc.*	2,897	40,645
Approach Resources, Inc.* (a)	11,823	75,549
Arch Coal, Inc. (a)	64,537	114,876
Ardmore Shipping Corp.	5,562	66,577
Bill Barrett Corp.*	15,185	172,957
Bonanza Creek Energy, Inc.*	10,077	241,848
BPZ Resources, Inc.* (a)	36,760	10,624
Callon Petroleum Co.*	17,490	95,320
Carrizo Oil & Gas, Inc.*	13,927	579,363
Clayton Williams Energy, Inc.*	1,778	113,436
Clean Energy Fuels Corp.* (a)	21,254	106,164
Cloud Peak Energy, Inc.*	18,821	172,777
Comstock Resources, Inc. (a)	14,474	98,568
Contango Oil & Gas Co.*	5,300	154,972
Delek US Holdings, Inc.	18,170	495,678
DHT Holdings, Inc.	28,388	207,516
Diamondback Energy, Inc.*	12,825	766,678
Dorian LPG Ltd.*	2,342	32,530
Eclipse Resources Corp.*	9,587	67,397
Emerald Oil, Inc.* (a)	18,337	22,004
Energy XXI Ltd. (a)	28,301	92,261
Evolution Petroleum Corp.	6,022	44,743
EXCO Resources, Inc. (a)	46,181	100,213
Frontline Ltd.* (a)	20,954	52,595
FX Energy, Inc.* (a)	16,761	25,980
GasLog Ltd. (a)	12,892	262,352
Gastar Exploration, Inc.*	22,341	53,842
Goodrich Petroleum Corp.* (a)	11,072	49,160
Green Plains, Inc.	11,500	284,970
Halcon Resources Corp.* (a)	79,205	140,985
Hallador Energy Co.	3,018	33,228
Harvest Natural Resources, Inc.* (a)	12,893	23,336
Isramco, Inc.*	285	39,330
Jones Energy, Inc., Class A* (a)	3,472	39,616
Magnum Hunter Resources Corp.* (a)	60,676	190,523
Matador Resources Co.*	22,445	454,062
Midstates Petroleum Co., Inc.* (a)	11,965	18,067
Miller Energy Resources, Inc.* (a)	9,310	11,637
Navios Maritime Acquisition Corp.	24,637	89,432
Nordic American Tankers Ltd. (a)	27,213	274,035
Northern Oil and Gas, Inc.* (a)	18,602	105,101
Pacific Ethanol, Inc.* (a)	7,182	74,190
Panhandle Oil and Gas, Inc., Class A	4,314	100,430
Parsley Energy, Inc., Class A*	16,278	259,797
PDC Energy, Inc.*	10,955	452,113
Penn Virginia Corp.* (a)	19,978	133,453
PetroQuest Energy, Inc.*	18,695	69,919

24

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Quicksilver Resources, Inc.* (a)	39,694	$7,867
Renewable Energy Group, Inc.*	10,554	102,479
Resolute Energy Corp.* (a)	24,658	32,549
REX American Resources Corp.*	1,915	118,673
Rex Energy Corp.* (a)	15,289	77,974
Ring Energy, Inc.*	6,419	67,399
Rosetta Resources, Inc.*	18,825	419,986
RSP Permian, Inc.*	7,121	179,022
Sanchez Energy Corp.* (a)	15,626	145,166
Scorpio Tankers, Inc.	50,162	435,908
SemGroup Corp., Class A	13,039	891,737
Ship Finance International Ltd.	18,095	255,501
Solazyme, Inc.* (a)	24,096	62,168
Stone Energy Corp.*	17,226	290,775
Swift Energy Co.* (a)	14,025	56,801
Synergy Resources Corp.*	20,342	255,089
Teekay Tankers Ltd., Class A	19,280	97,557
TransAtlantic Petroleum Ltd.* (a)	6,988	37,665
Triangle Petroleum Corp.* (a)	20,844	99,634
VAALCO Energy, Inc.*	15,823	72,153
Vertex Energy, Inc.* (a)	3,963	16,605
W&T Offshore, Inc. (a)	10,473	76,872
Warren Resources, Inc.*	23,334	37,568
Western Refining, Inc.	16,324	616,721
Westmoreland Coal Co.*	4,544	150,906

		12,066,794

Paper & Forest Products 0.7%
Boise Cascade Co.*	12,132	450,704
Clearwater Paper Corp.*	6,303	432,071
Deltic Timber Corp.	3,433	234,817
KapStone Paper and Packaging Corp.	26,051	763,555
Louisiana-Pacific Corp.*	43,461	719,714
Neenah Paper, Inc.	5,110	307,980
P.H. Glatfelter Co.	13,286	339,723
Resolute Forest Products, Inc.*	19,908	350,580
Schweitzer-Mauduit International, Inc.	9,408	397,958
Wausau Paper Corp.	13,080	148,719

		4,145,821

Personal Products 0.2%
Elizabeth Arden, Inc.* (a)	7,894	168,853
Female Health Co. (The) (a)	7,218	28,294
IGI Laboratories, Inc.* (a)	9,568	84,198
Inter Parfums, Inc.	5,084	139,556
Medifast, Inc.*	3,808	127,758
Nature’s Sunshine Products, Inc.	3,463	51,322
Nutraceutical International Corp.*	2,770	59,721
Revlon, Inc., Class A*	3,466	118,399
Synutra International, Inc.*	5,634	34,255
USANA Health Sciences, Inc.*	1,750	179,532

		991,888

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 1.9%
AcelRx Pharmaceuticals, Inc.* (a)	7,859	$52,891
Achaogen, Inc.*	2,221	28,984
Aerie Pharmaceuticals, Inc.*	3,115	90,927
Akorn, Inc.*	19,119	692,108
Alimera Sciences, Inc.* (a)	7,521	41,666
Amphastar Pharmaceuticals, Inc.* (a)	2,922	33,924
Ampio Pharmaceuticals, Inc.* (a)	13,305	45,636
ANI Pharmaceuticals, Inc.*	2,072	116,840
Aratana Therapeutics, Inc.*	8,781	156,477
Auxilium Pharmaceuticals, Inc.* (a)	15,420	530,217
Avanir Pharmaceuticals, Inc.*	59,069	1,001,220
BioDelivery Sciences International, Inc.* (a)	12,792	153,760
Bio-Path Holdings, Inc.* (a)	22,900	60,914
Catalent, Inc.*	15,017	418,674
Cempra, Inc.*	7,568	177,924
Corcept Therapeutics, Inc.* (a)	16,690	50,070
Depomed, Inc.*	17,809	286,903
Dermira, Inc.*	2,261	40,947
Egalet Corp.*	1,196	6,805
Endocyte, Inc.* (a)	11,703	73,612
Horizon Pharma PLC* (a)	19,871	256,137
Impax Laboratories, Inc.*	21,504	681,247
Intersect ENT, Inc.*	1,872	34,726
Intra-Cellular Therapies, Inc.* (a)	5,135	90,633
Lannett Co., Inc.*	7,906	339,009
Medicines Co. (The)*	19,953	552,100
Nektar Therapeutics*	38,926	603,353
Omeros Corp.* (a)	10,355	256,597
Pacira Pharmaceuticals, Inc.*	10,928	968,876
Pain Therapeutics, Inc.*	11,783	23,920
Pernix Therapeutics Holdings, Inc.*	10,392	97,581
Phibro Animal Health Corp., Class A	4,480	141,344
POZEN, Inc.*	8,667	69,336
Prestige Brands Holdings, Inc.*	15,921	552,777
Relypsa, Inc.* (a)	5,087	156,680
Repros Therapeutics, Inc.* (a)	7,431	74,087
Revance Therapeutics, Inc.*	2,780	47,093
Sagent Pharmaceuticals, Inc.*	6,718	168,689
SciClone Pharmaceuticals, Inc.*	15,760	138,058
Sucampo Pharmaceuticals, Inc., Class A* (a)	5,591	79,839
Supernus Pharmaceuticals, Inc.*	9,111	75,621
Tetraphase Pharmaceuticals, Inc.*	7,963	316,211
TherapeuticsMD, Inc.* (a)	32,985	146,783
Theravance Biopharma, Inc.* (a)	7,095	105,857
Theravance, Inc. (a)	25,261	357,443
VIVUS, Inc.* (a)	27,112	78,083
XenoPort, Inc.*	17,633	154,641
Zogenix, Inc.* (a)	38,827	53,193
ZS Pharma, Inc.* (a)	2,057	85,509

		10,765,922

25

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.4%
Acacia Research Corp.	15,422	$261,249
Advisory Board Co. (The)*	11,282	552,592
Barrett Business Services, Inc. (a)	2,293	62,828
CBIZ, Inc.*	12,998	111,263
CDI Corp.	4,410	78,101
Corporate Executive Board Co. (The)	10,423	755,980
Corporate Resource Services, Inc.* (a)	5,774	6,929
CRA International, Inc.*	2,980	90,354
Exponent, Inc.	4,066	335,445
Franklin Covey Co.*	3,511	67,973
FTI Consulting, Inc.*	12,621	487,549
GP Strategies Corp.*	4,083	138,536
Heidrick & Struggles International, Inc.	5,514	127,098
Hill International, Inc.*	9,938	38,162
Huron Consulting Group, Inc.*	7,282	498,016
ICF International, Inc.*	6,172	252,929
Insperity, Inc.	6,896	233,705
Kelly Services, Inc., Class A	8,318	141,572
Kforce, Inc.	7,522	181,506
Korn/Ferry International*	15,276	439,338
Mistras Group, Inc.*	4,979	91,265
Navigant Consulting, Inc.*	15,255	234,469
On Assignment, Inc.*	16,683	553,709
Paylocity Holding Corp.*	2,626	68,565
Pendrell Corp.*	52,016	71,782
Resources Connection, Inc.	12,033	197,943
RPX Corp.*	16,482	227,122
TriNet Group, Inc.*	4,862	152,083
TrueBlue, Inc.*	12,714	282,886
VSE Corp.	1,275	84,023
WageWorks, Inc.*	10,769	695,354

		7,520,326

Real Estate Development & Management 0.0%†
Marcus & Millichap, Inc.*	2,363	78,570

Real Estate Investment Trusts (REITs) 8.9%
Acadia Realty Trust	19,849	635,763
AG Mortgage Investment Trust, Inc.	8,893	165,143
Agree Realty Corp.	5,224	162,414
Alexander’s, Inc.	653	285,479
Altisource Residential Corp.	17,600	341,440
American Assets Trust, Inc.	10,220	406,858
American Capital Mortgage Investment Corp.	15,751	296,749
American Realty Capital Healthcare Trust, Inc.	52,016	618,990
American Residential Properties, Inc.*	9,932	174,505
AmREIT, Inc.	6,017	159,691
Anworth Mortgage Asset Corp.	35,070	184,118
Apollo Commercial Real Estate Finance, Inc.	14,353	234,815
Apollo Residential Mortgage, Inc.	9,798	154,514
Ares Commercial Real Estate Corp.	9,301	106,776
Armada Hoffler Properties, Inc.	8,371	79,441
ARMOUR Residential REIT, Inc.	110,002	404,807

Common Stocks (continued)

	Shares	Market Value

Ashford Hospitality Prime, Inc.	5,400	$92,664
Ashford Hospitality Trust, Inc.	21,322	223,455
Associated Estates Realty Corp.	17,719	411,258
Aviv REIT, Inc.	6,080	209,638
Campus Crest Communities, Inc.	19,878	145,308
Capstead Mortgage Corp.	29,805	366,005
CareTrust REIT, Inc.	6,273	77,346
CatchMark Timber Trust, Inc., Class A	6,116	69,233
Cedar Realty Trust, Inc.	24,407	179,147
Chambers Street Properties	72,985	588,259
Chatham Lodging Trust	10,492	303,953
Chesapeake Lodging Trust	16,868	627,658
Colony Financial, Inc.	33,141	789,419
CorEnergy Infrastructure Trust, Inc.	13,927	90,247
CoreSite Realty Corp.	6,525	254,801
Cousins Properties, Inc.	67,783	774,082
CubeSmart	49,861	1,100,432
CyrusOne, Inc.	10,158	279,853
CYS Investments, Inc.	50,778	442,784
DCT Industrial Trust, Inc.	25,424	906,620
DiamondRock Hospitality Co.	60,253	895,962
DuPont Fabros Technology, Inc.	19,689	654,462
Dynex Capital, Inc.	17,467	144,103
EastGroup Properties, Inc.	9,676	612,684
Education Realty Trust, Inc.	11,823	432,604
Empire State Realty Trust, Inc., Class A	28,408	499,413
EPR Properties	17,620	1,015,441
Equity One, Inc.	19,035	482,728
Excel Trust, Inc.	18,773	251,370
FelCor Lodging Trust, Inc.	38,141	412,686
First Industrial Realty Trust, Inc.	33,830	695,545
First Potomac Realty Trust	18,025	222,789
Franklin Street Properties Corp.	27,607	338,738
Geo Group, Inc. (The)	22,274	898,979
Getty Realty Corp.	7,924	144,296
Gladstone Commercial Corp.	5,482	94,126
Glimcher Realty Trust	44,642	613,381
Government Properties Income Trust	20,956	482,198
Gramercy Property Trust, Inc.	57,276	395,204
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,803	111,037
Hatteras Financial Corp.	29,812	549,435
Healthcare Realty Trust, Inc.	29,589	808,371
Hersha Hospitality Trust	61,654	433,428
Highwoods Properties, Inc.	27,799	1,230,940
Hudson Pacific Properties, Inc.	16,902	508,074
Inland Real Estate Corp.	27,130	297,074
Invesco Mortgage Capital, Inc.	37,981	587,186
Investors Real Estate Trust	34,486	281,751
iStar Financial, Inc.*	25,851	352,866
Kite Realty Group Trust	10,260	294,872
LaSalle Hotel Properties	34,369	1,390,913
Lexington Realty Trust	63,330	695,363
LTC Properties, Inc.	10,741	463,689

26

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Mack-Cali Realty Corp.	27,389	$522,034
Medical Properties Trust, Inc.	53,231	733,523
Monmouth Real Estate Investment Corp.	17,298	191,489
National Health Investors, Inc.	11,544	807,618
New Residential Investment Corp.	43,811	559,466
New York Mortgage Trust, Inc.	33,147	255,563
New York REIT, Inc.	49,888	528,314
One Liberty Properties, Inc.	3,698	87,532
Owens Realty Mortgage, Inc.	3,393	49,707
Parkway Properties, Inc.	24,213	445,277
Pebblebrook Hotel Trust	21,982	1,003,039
Pennsylvania Real Estate Investment Trust	21,074	494,396
PennyMac Mortgage Investment Trust	20,532	433,020
Physicians Realty Trust	14,645	243,107
Potlatch Corp.	12,551	525,510
PS Business Parks, Inc.	6,025	479,229
QTS Realty Trust, Inc., Class A	3,663	123,956
RAIT Financial Trust	24,946	191,336
Ramco-Gershenson Properties Trust	23,740	444,888
Redwood Trust, Inc.	25,653	505,364
Resource Capital Corp.	40,108	202,144
Retail Opportunity Investments Corp.	27,677	464,697
Rexford Industrial Realty, Inc.	14,245	223,789
RLJ Lodging Trust	40,261	1,349,951
Rouse Properties, Inc.	11,417	211,443
Ryman Hospitality Properties, Inc.	13,385	705,925
Sabra Health Care REIT, Inc.	16,661	505,995
Saul Centers, Inc.	3,049	174,372
Select Income REIT	11,338	276,761
Silver Bay Realty Trust Corp.	10,013	165,815
Sovran Self Storage, Inc.	10,171	887,115
STAG Industrial, Inc.	17,391	426,080
Starwood Waypoint Residential Trust	12,014	316,809
STORE Capital Corp.	9,954	215,106
Strategic Hotels & Resorts, Inc.*	82,120	1,086,448
Summit Hotel Properties, Inc.	26,205	325,990
Sun Communities, Inc.	14,752	891,906
Sunstone Hotel Investors, Inc.	63,239	1,044,076
Terreno Realty Corp.	12,990	267,984
Trade Street Residential, Inc.	5,636	43,341
UMH Properties, Inc.	6,202	59,229
Universal Health Realty Income Trust	3,599	173,184
Urstadt Biddle Properties, Inc., Class A	7,698	168,432
Washington Real Estate Investment Trust	20,538	568,081
Western Asset Mortgage Capital Corp.	13,279	195,201
Whitestone REIT	7,171	108,354

		49,317,969

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	14,974	587,879
Altisource Asset Management Corp.*	432	133,972
Altisource Portfolio Solutions SA* (a)	4,167	140,803
AV Homes, Inc.*	3,642	53,064

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
Consolidated-Tomoka Land Co.	1,349	$75,274
Forestar Group, Inc.*	10,736	165,335
Kennedy-Wilson Holdings, Inc.	22,061	558,143
RE/MAX Holdings, Inc., Class A	3,264	111,792
St. Joe Co. (The)*	11,499	211,467
Tejon Ranch Co.*	4,181	123,172

		2,160,901

Road & Rail 0.7%
ArcBest Corp.	7,948	368,549
Celadon Group, Inc.	6,435	146,010
FRP Holdings, Inc.*	2,098	82,263
Heartland Express, Inc.	16,651	449,743
Knight Transportation, Inc.	18,315	616,483
Marten Transport Ltd.	7,263	158,769
PAM Transportation Services, Inc.*	977	50,648
Quality Distribution, Inc.*	8,646	91,993
Roadrunner Transportation Systems, Inc.*	8,554	199,736
Saia, Inc.*	7,545	417,691
Swift Transportation Co.*	26,146	748,560
Universal Truckload Services, Inc.	2,056	58,617
USA Truck, Inc.*	1,969	55,920
Werner Enterprises, Inc.	13,684	426,257
YRC Worldwide, Inc.*	9,548	214,734

		4,085,973

Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.*	12,615	298,975
Alpha & Omega Semiconductor Ltd.*	6,811	60,277
Ambarella, Inc.* (a)	8,832	447,959
Amkor Technology, Inc.*	26,269	186,510
Applied Micro Circuits Corp.*	23,895	155,795
Audience, Inc.*	4,434	19,510
Axcelis Technologies, Inc.*	34,584	88,535
Brooks Automation, Inc.	20,400	260,100
Cabot Microelectronics Corp.*	7,391	349,742
Cascade Microtech, Inc.*	3,976	58,089
Cavium, Inc.*	16,205	1,001,793
CEVA, Inc.*	6,371	115,570
Cirrus Logic, Inc.*	19,065	449,362
Cohu, Inc.	7,514	89,417
Cypress Semiconductor Corp.* (a)	48,337	690,252
Diodes, Inc.*	11,158	307,626
DSP Group, Inc.*	6,795	73,862
Entegris, Inc.*	42,680	563,803
Entropic Communications, Inc.*	26,172	66,215
Exar Corp.*	12,029	122,696
Fairchild Semiconductor International, Inc.*	38,322	646,875
FormFactor, Inc.*	16,897	145,314
Inphi Corp.*	9,593	177,279
Integrated Device Technology, Inc.*	40,948	802,581
Integrated Silicon Solution, Inc.	9,231	152,958
International Rectifier Corp.*	21,869	872,573

27

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Intersil Corp., Class A	39,429	$570,538
IXYS Corp.	7,616	95,962
Kopin Corp.*	20,925	75,749
Lattice Semiconductor Corp.*	36,116	248,839
M/A-COM Technology Solutions Holdings, Inc.*	3,718	116,299
MaxLinear, Inc., Class A*	8,948	66,305
Micrel, Inc.	13,608	197,452
Microsemi Corp.*	29,135	826,851
MKS Instruments, Inc.	16,389	599,837
Monolithic Power Systems, Inc.	11,824	588,126
Nanometrics, Inc.*	7,225	121,525
NVE Corp.*	1,456	103,070
OmniVision Technologies, Inc.*	17,198	447,148
PDF Solutions, Inc.*	9,360	139,090
Pericom Semiconductor Corp.*	6,935	93,900
Photronics, Inc.*	18,862	156,743
PMC-Sierra, Inc.*	53,142	486,781
Power Integrations, Inc.	9,324	482,424
QuickLogic Corp.*	17,193	53,986
Rambus, Inc.*	34,869	386,697
RF Micro Devices, Inc.*	87,785	1,456,353
Rubicon Technology, Inc.* (a)	8,156	37,273
Rudolph Technologies, Inc.*	10,028	102,586
Semtech Corp.*	20,607	568,135
Silicon Image, Inc.*	23,842	131,608
Silicon Laboratories, Inc.*	13,326	634,584
Spansion, Inc., Class A*	18,526	633,960
Synaptics, Inc.*	11,061	761,439
Tessera Technologies, Inc.	16,357	584,926
TriQuint Semiconductor, Inc.*	52,536	1,447,367
Ultra Clean Holdings, Inc.*	8,876	82,369
Ultratech, Inc.*	8,591	159,449
Veeco Instruments, Inc.*	12,273	428,082
Vitesse Semiconductor Corp.*	17,014	64,313
Xcerra Corp.*	16,218	148,557

		21,301,991

Software 4.1%
A10 Networks, Inc.*	4,002	17,449
ACI Worldwide, Inc.*	34,907	704,074
Actuate Corp.*	13,917	91,852
Advent Software, Inc.	15,781	483,530
American Software, Inc., Class A	7,785	70,921
Aspen Technology, Inc.*	28,243	989,070
AVG Technologies NV*	10,698	211,179
Barracuda Networks, Inc.*	2,452	87,880
Blackbaud, Inc.	14,165	612,778
Bottomline Technologies de, Inc.*	12,061	304,902
BroadSoft, Inc.*	8,751	253,954
Callidus Software, Inc.*	14,793	241,570
CommVault Systems, Inc.*	14,478	748,368
Comverse, Inc.*	6,874	129,094

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Covisint Corp.*	12,426	$32,929
Cyan, Inc.* (a)	8,573	21,432
Digimarc Corp. (a)	2,015	54,707
Ebix, Inc. (a)	9,394	159,604
Ellie Mae, Inc.*	8,614	347,316
EnerNOC, Inc.*	8,251	127,478
Epiq Systems, Inc.	9,481	161,935
ePlus, Inc.*	1,578	119,439
Fair Isaac Corp.	9,916	716,927
FleetMatics Group PLC* (a)	11,457	406,609
Gigamon, Inc.* (a)	7,428	131,698
Globant SA*	2,154	33,645
Glu Mobile, Inc.* (a)	27,315	106,528
Guidance Software, Inc.* (a)	5,597	40,578
Guidewire Software, Inc.*	20,834	1,054,825
HubSpot, Inc.*	1,713	57,574
Imperva, Inc.*	6,777	334,987
Infoblox, Inc.*	16,541	334,294
Interactive Intelligence Group, Inc.*	5,129	245,679
Jive Software, Inc.*	13,416	80,898
Kofax Ltd.*	22,714	159,679
Manhattan Associates, Inc.*	23,232	946,007
Mavenir Systems, Inc.*	3,664	49,684
Mentor Graphics Corp.	29,699	651,002
MicroStrategy, Inc., Class A*	2,779	451,310
MobileIron, Inc.* (a)	3,932	39,163
Model N, Inc.*	5,717	60,715
Monotype Imaging Holdings, Inc.	12,085	348,411
NetScout Systems, Inc.*	11,162	407,859
Park City Group, Inc.* (a)	2,996	27,024
Paycom Software, Inc.*	2,078	54,714
Pegasystems, Inc.	10,826	224,856
Progress Software Corp.*	15,741	425,322
Proofpoint, Inc.*	11,324	546,157
PROS Holdings, Inc.*	7,197	197,774
QAD, Inc., Class A	1,881	42,548
Qlik Technologies, Inc.*	27,483	848,950
Qualys, Inc.*	6,138	231,709
Rally Software Development Corp.*	7,474	84,979
RealPage, Inc.*	15,864	348,373
Rosetta Stone, Inc.*	6,657	64,972
Rubicon Project, Inc. (The)*	2,525	40,754
Sapiens International Corp. NV*	7,599	56,005
Seachange International, Inc.*	10,343	65,988
Silver Spring Networks, Inc.* (a)	10,610	89,442
SS&C Technologies Holdings, Inc.	20,882	1,221,388
Synchronoss Technologies, Inc.*	10,810	452,507
Take-Two Interactive Software, Inc.*	25,627	718,325
Tangoe, Inc.*	11,854	154,458
TeleCommunication Systems, Inc., Class A*	14,758	46,045
Telenav, Inc.*	8,403	56,048
TiVo, Inc.*	31,490	372,842
TubeMogul, Inc.* (a)	1,159	26,135

28

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Tyler Technologies, Inc.*	10,124	$1,107,971
Ultimate Software Group, Inc. (The)*	8,695	1,276,556
Varonis Systems, Inc.* (a)	1,713	56,238
VASCO Data Security International, Inc.* (a)	8,984	253,439
Verint Systems, Inc.*	18,336	1,068,622
VirnetX Holding Corp.* (a)	13,023	71,496
Vringo, Inc.* (a)	22,410	12,328
Yodlee, Inc.*	2,100	25,620
Zendesk, Inc.*	3,453	84,150

		22,983,268

Specialty Retail 3.2%
Aeropostale, Inc.*	24,707	57,320
American Eagle Outfitters, Inc.	59,762	829,497
America’s Car-Mart, Inc.*	2,366	126,297
Ann, Inc.*	14,396	525,166
Asbury Automotive Group, Inc.*	9,403	713,876
Barnes & Noble, Inc.*	12,567	291,806
bebe stores, inc.	9,713	21,272
Big 5 Sporting Goods Corp.	5,837	85,395
Boot Barn Holdings, Inc.*	1,703	30,995
Brown Shoe Co., Inc.	13,387	430,392
Buckle, Inc. (The) (a)	8,654	454,508
Build-A-Bear Workshop, Inc.*	3,865	77,687
Cato Corp. (The), Class A	8,382	353,553
Children’s Place, Inc. (The)	6,762	385,434
Christopher & Banks Corp.*	11,515	65,751
Citi Trends, Inc.*	4,694	118,524
Conn’s, Inc.* (a)	8,517	159,183
Container Store Group, Inc. (The)* (a)	5,227	99,993
Destination Maternity Corp.	4,095	65,315
Destination XL Group, Inc.*	10,891	59,465
Express, Inc.*	25,913	380,662
Finish Line, Inc. (The), Class A	14,784	359,399
Five Below, Inc.*	16,658	680,146
Francesca’s Holdings Corp.*	12,989	216,916
Genesco, Inc.*	7,357	563,693
Group 1 Automotive, Inc.	7,428	665,697
Guess?, Inc.	18,872	397,822
Haverty Furniture Cos., Inc.	6,135	135,031
hhgregg, Inc.* (a)	3,939	29,818
Hibbett Sports, Inc.*	7,960	385,503
Kirkland’s, Inc.*	4,549	107,538
Lithia Motors, Inc., Class A	7,003	607,090
Lumber Liquidators Holdings, Inc.* (a)	8,439	559,590
MarineMax, Inc.*	7,548	151,337
Mattress Firm Holding Corp.* (a)	4,576	265,774
Men’s Wearhouse, Inc. (The)	14,732	650,418
Monro Muffler Brake, Inc.	9,668	558,810
New York & Co., Inc.*	9,589	25,315
Office Depot, Inc.*	164,006	1,406,351
Outerwall, Inc.*	5,828	438,382
Pacific Sunwear of California, Inc.* (a)	15,072	32,857

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Pep Boys-Manny, Moe & Jack (The)*	16,337	$160,429
Pier 1 Imports, Inc.	29,098	448,109
Rent-A-Center, Inc.	16,215	588,929
Restoration Hardware Holdings, Inc.* (a)	9,574	919,200
Sears Hometown and Outlet Stores, Inc.*	3,669	48,247
Select Comfort Corp.*	16,644	449,887
Shoe Carnival, Inc.	4,576	117,557
Sonic Automotive, Inc., Class A	12,222	330,483
Sportsman’s Warehouse Holdings, Inc.*	3,250	23,790
Stage Stores, Inc.	9,702	200,831
Stein Mart, Inc.	8,396	122,750
Systemax, Inc.*	3,511	47,399
Tile Shop Holdings, Inc.* (a)	8,674	77,025
Tilly’s, Inc., Class A*	3,464	33,566
Vitamin Shoppe, Inc.*	9,475	460,296
West Marine, Inc.*	5,199	67,171
Winmark Corp.	726	63,104
Zumiez, Inc.*	6,337	244,798

		17,973,149

Technology Hardware, Storage & Peripherals 0.5%
Cray, Inc.*	12,474	430,103
Dot Hill Systems Corp.*	17,915	79,184
Eastman Kodak Co.*	5,421	117,690
Electronics For Imaging, Inc.*	14,290	612,041
Immersion Corp.*	8,491	80,410
Intevac, Inc.*	7,388	57,405
Nimble Storage, Inc.*	2,810	77,275
QLogic Corp.*	26,764	356,496
Quantum Corp.*	67,930	119,557
Silicon Graphics International Corp.*	10,470	119,149
Super Micro Computer, Inc.*	10,569	368,647
Violin Memory, Inc.* (a)	24,281	116,306

		2,534,263

Textiles, Apparel & Luxury Goods 1.0%
Columbia Sportswear Co.	8,373	372,933
Crocs, Inc.*	25,253	315,410
Culp, Inc. (a)	2,744	59,490
G-III Apparel Group Ltd.*	5,876	593,535
Iconix Brand Group, Inc.*	14,774	499,214
Movado Group, Inc.	5,622	159,496
Oxford Industries, Inc.	4,449	245,629
Perry Ellis International, Inc.*	3,629	94,100
Quiksilver, Inc.* (a)	41,090	90,809
Sequential Brands Group, Inc.*	5,200	67,964
Skechers U.S.A., Inc., Class A*	12,002	663,111
Steven Madden Ltd.*	17,870	568,802
Tumi Holdings, Inc.*	15,542	368,812
Unifi, Inc.*	4,437	131,912
Vera Bradley, Inc.*	6,672	135,975
Vince Holding Corp.*	3,381	88,379
Wolverine World Wide, Inc. (a)	31,120	917,106

		5,372,677

29

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance 1.8%
Anchor BanCorp Wisconsin, Inc.* (a)	1,788	$61,579
Astoria Financial Corp.	26,693	356,619
Bank Mutual Corp.	14,019	96,170
BankFinancial Corp.	5,812	68,930
BBX Capital Corp., Class A*	2,558	42,079
Beneficial Mutual Bancorp, Inc.*	8,808	108,074
Berkshire Hills Bancorp, Inc.	7,690	205,015
BofI Holding, Inc.*	4,372	340,185
Brookline Bancorp, Inc.	21,688	217,531
Capitol Federal Financial, Inc.	43,846	560,352
Charter Financial Corp.	4,869	55,750
Clifton Bancorp, Inc.	8,019	108,978
Dime Community Bancshares, Inc.	10,082	164,135
ESB Financial Corp.	3,908	74,018
Essent Group Ltd.*	13,671	351,481
EverBank Financial Corp.	28,083	535,262
Federal Agricultural Mortgage Corp., Class C	3,158	95,814
First Defiance Financial Corp.	2,925	99,626
First Financial Northwest, Inc.	3,736	44,981
Flagstar Bancorp, Inc.*	6,088	95,764
Fox Chase Bancorp, Inc.	3,806	63,446
Franklin Financial Corp.*	3,033	64,239
Home Loan Servicing Solutions Ltd.	21,724	424,053
HomeStreet, Inc.	4,757	82,819
Kearny Financial Corp.*	4,380	60,225
Ladder Capital Corp., Class A*	4,661	91,402
Meridian Bancorp, Inc.*	6,532	73,289
Meta Financial Group, Inc.	1,954	68,468
MGIC Investment Corp.*	103,935	968,674
NMI Holdings, Inc., Class A* (a)	15,983	145,925
Northfield Bancorp, Inc.	15,414	228,127
Northwest Bancshares, Inc.	28,908	362,217
OceanFirst Financial Corp.	4,312	73,908
Oritani Financial Corp.	13,938	214,645
PennyMac Financial Services, Inc., Class A*	3,934	68,058
Provident Financial Services, Inc.	18,493	333,984
Radian Group, Inc.	58,643	980,511
Stonegate Mortgage Corp.*	4,626	55,327
Territorial Bancorp, Inc.	2,771	59,715
Tree.com, Inc.*	1,987	96,052
TrustCo Bank Corp. NY	29,100	211,266
United Community Financial Corp.	15,656	84,073
United Financial Bancorp, Inc.	16,168	232,173
Walker & Dunlop, Inc.*	5,694	99,873
Washington Federal, Inc.	31,156	690,105
Waterstone Financial, Inc.	10,509	138,193
WSFS Financial Corp.	2,749	211,371

		9,864,481

Tobacco 0.2%
22nd Century Group, Inc.*	12,952	21,371
Alliance One International, Inc.*	27,929	44,128

Common Stocks (continued)

	Shares	Market Value

Tobacco (continued)
Universal Corp. (a)	7,146	$314,281
Vector Group Ltd. (a)	23,141	493,134

		872,914

Trading Companies & Distributors 0.9%
Aceto Corp.	8,801	190,982
Aircastle Ltd.	19,847	424,130
Applied Industrial Technologies, Inc.	12,834	585,102
Beacon Roofing Supply, Inc.*	15,179	421,976
CAI International, Inc.*	5,049	117,137
DXP Enterprises, Inc.*	3,979	201,059
Erickson, Inc.* (a)	1,927	16,071
General Finance Corp.* (a)	3,361	33,139
H&E Equipment Services, Inc.	9,570	268,821
Houston Wire & Cable Co.	5,620	67,159
Kaman Corp.	8,395	336,556
Neff Corp., Class A*	3,033	34,182
Rush Enterprises, Inc., Class A*	10,526	337,358
Stock Building Supply Holdings, Inc.*	4,414	67,623
TAL International Group, Inc.* (a)	10,479	456,570
Textainer Group Holdings Ltd.	6,609	226,821
Titan Machinery, Inc.* (a)	5,201	72,502
Watsco, Inc.	7,941	849,687

		4,706,875

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	16,125	225,428

Water Utilities 0.2%
American States Water Co.	11,877	447,288
Artesian Resources Corp., Class A	2,380	53,764
California Water Service Group	14,662	360,832
Connecticut Water Service, Inc.	3,389	122,987
Middlesex Water Co.	4,969	114,585
SJW Corp.	4,788	153,790
York Water Co. (The)	3,980	92,376

		1,345,622

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	7,273	55,784
NTELOS Holdings Corp. (a)	5,431	22,756
RingCentral, Inc., Class A* (a)	8,589	128,148
Shenandoah Telecommunications Co.	7,371	230,343
Spok Holdings, Inc.	6,569	114,038

		551,069

Total Common Stocks (cost $390,138,210)		541,438,242

30

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

Right 0.0%†

	Number of Rights	Market Value

Health Care Providers & Services 0.0%†
Providence Service Corp. (the) expiring 02/05/15* (b)	145	$0

Hotels, Restaurants & Leisure 0.0%†
Empire Resorts, Inc., expiring 02/02/15*	842	0

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	16,402	41,333

Total Right (cost $–)		41,333

Warrant 0.0%†

	Number of Warrants

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring 04/15/16* (a)(b)	5,351	0

Total Warrant (cost $–)		0

Repurchase Agreements 10.4%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $32,487,543, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $33,137,273. (c)(d)	$32,487,399	32,487,399
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $25,000,111, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $25,500,000. (c)(d)	25,000,000	25,000,000

Total Repurchase Agreements (cost $57,487,399)		57,487,399

Total Investments (cost $447,625,609) (e) — 108.0%		598,966,974
Liabilities in excess of other assets — (8.0%)		(44,427,344)

NET ASSETS — 100.0%		$554,539,630

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $55,748,220, which was collaterized by repurchase agreements with a value of $57,487,399 and $3,718 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.75%, and maturity dates ranging from 01/08/15 - 08/15/43, a total value of $57,491,117.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $57,487,399.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

31

Statement of Investments (Continued)

December 31, 2014

NVIT Small Cap Index Fund (Continued)

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
114	Russell 2000 Mini Future	03/20/15	$13,687,980	$1,432

At December 31, 2014, the Fund had $638,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral of these financial statements.

32

Statement of Assets and Liabilities

December 31, 2014

NVIT Small Cap Index Fund
Assets:
Investments, at value *(cost $390,138,210)	$541,479,575
Repurchase agreements, at value (cost $57,487,399)	57,487,399

Total Investments, at value (total cost $447,625,609)	598,966,974

Cash	12,702,436
Deposits with broker for futures contracts	638,000
Dividends receivable	660,753
Security lending income receivable	123,283
Receivable for investments sold	10,556
Receivable for capital shares issued	198,385
Prepaid expenses	905

Total Assets	613,301,292

Liabilities:
Payable for investments purchased	103,379
Payable for capital shares redeemed	888,131
Payable for variation margin on futures contracts	108,925
Payable upon return of securities loaned (Note 2)	57,487,399
Accrued expenses and other payables:
Investment advisory fees	90,312
Fund administration fees	16,861
Distribution fees	5,432
Administrative servicing fees	1,292
Accounting and transfer agent fees	1,553
Custodian fees	1,422
Compliance program costs (Note 3)	448
Professional fees	21,839
Printing fees	7,912
Other	26,757

Total Liabilities	58,761,662

Net Assets	$554,539,630

Represented by:
Capital	$374,709,062
Accumulated undistributed net investment income	616,004
Accumulated net realized gains from investments and futures transactions	27,871,767
Net unrealized appreciation/(depreciation) from investments	151,341,365
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,432

Net Assets	$554,539,630

*	Includes value of securities on loan of $55,748,220 (Note 2)

33

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Small Cap Index Fund
Net Assets:
Class II Shares	$27,068,648
Class Y Shares	527,470,982

Total	$554,539,630

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,952,523
Class Y Shares	37,964,561

Total	39,917,084

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.86
Class Y Shares	$13.89

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Year Ended December 31, 2014

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,568,173
Income from securities lending (Note 2)	1,309,874
Interest income	10,535
Foreign tax withholding	(3,362)

Total Income	7,885,220

EXPENSES:
Investment advisory fees	1,019,796
Fund administration fees	193,116
Distribution fees Class II Shares	45,069
Administrative servicing fees Class II Shares	27,042
Professional fees	50,784
Printing fees	12,511
Trustee fees	15,733
Custodian fees	19,350
Accounting and transfer agent fees	9,211
Compliance program costs (Note 3)	1,726
Miscellaneous fee	108,070
Other	4,684

Total expenses before earnings credit and fees waived	1,507,092

Earnings credit (Note 4)	(166)
Administrative servicing fees waived – Class II (Note 3)	(12,619)

Net Expenses	1,494,307

NET INVESTMENT INCOME	6,390,913

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	37,024,925
Net realized gains from futures transactions (Note 2)	1,526,996

Net realized gains from investments and futures transactions	38,551,921

Net change in unrealized appreciation/(depreciation) from investments	(16,207,391)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(820,943)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(17,028,334)

Net realized/unrealized gains from investments and futures transactions	21,523,587

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,914,500

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$6,390,913	$6,484,690
Net realized gains from investments and futures transactions	38,551,921	31,991,642
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(17,028,334)	116,497,404

Change in net assets resulting from operations	27,914,500	154,973,736

Distributions to Shareholders From:
Net investment income:
Class II	(221,409)	(116,874	)(a)
Class Y	(5,792,031)	(7,058,441)
Net realized gains:
Class II	(947,674)	–	(a)
Class Y	(23,941,832)	–

Change in net assets from shareholder distributions	(30,902,946)	(7,175,315)

Change in net assets from capital transactions	29,590,429	(52,831,768)

Change in net assets	26,601,983	94,966,653

Net Assets:
Beginning of year	527,937,647	432,970,994

End of year	$554,539,630	$527,937,647

Accumulated undistributed net investment income at end of year	$616,004	$530,609

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$17,361,629	$10,985,460	(a)
Dividends reinvested	1,169,083	116,874	(a)
Cost of shares redeemed	(2,276,023)	(1,124,361	)(a)

Total Class II Shares	16,254,689	9,977,973	(a)

Class Y Shares
Proceeds from shares issued	58,678,975	13,868,029
Dividends reinvested	29,733,863	7,058,441
Cost of shares redeemed	(75,077,098)	(83,736,211)

Total Class Y Shares	13,335,740	(62,809,741)

Change in net assets from capital transactions	$29,590,429	$(52,831,768)

(a)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013.

36

Statements of Changes in Net Assets (Continued)

	NVIT Small Cap Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	1,267,068	845,147	(a)
Reinvested	86,744	8,709	(a)
Redeemed	(167,474)	(87,671	)(a)

Total Class II Shares	1,186,338	766,185	(a)

Class Y Shares
Issued	4,310,850	1,121,660
Reinvested	2,199,958	527,025
Redeemed	(5,428,427)	(7,006,286)

Total Class Y Shares	1,082,381	(5,357,601)

Total change in shares	2,268,719	(4,591,416)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

37

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2014 (e)	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (e)(f)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Year Ended December 31, 2014 (e)	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013 (e)	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%
Year Ended December 31, 2012 (e)	$8.95	0.19	1.28	1.47	(0.17)	–	(0.17)	$10.25	16.46%		$432,970,994	0.26%	1.93%	0.26%	15.42%
Year Ended December 31, 2011 (e)	$9.43	0.11	(0.50)	(0.39)	(0.09)	–	(0.09)	$8.95	(4.15%	)	$399,080,567	0.25%	1.16%	0.27%	29.80%
Year Ended December 31, 2010 (e)	$7.54	0.10	1.90	2.00	(0.11)	–	(0.11)	$9.43	26.65%		$355,539,134	0.27%	1.24%	0.28%	19.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

38

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance and Nationwide Life and Annuity Insurance company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

39

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

40

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,468,895	$—	$—	$9,468,895
Air Freight & Logistics	2,804,329	—	—	2,804,329
Airlines	2,841,480	—	—	2,841,480
Auto Components	6,325,547	—	—	6,325,547
Automobiles	182,305	—	—	182,305
Banks	42,056,042	—	—	42,056,042
Beverages	988,710	—	—	988,710
Biotechnology	30,540,371	—	—	30,540,371
Building Products	4,290,798	—	—	4,290,798
Capital Markets	8,544,363	—	—	8,544,363
Chemicals	11,853,671	—	—	11,853,671
Commercial Services & Supplies	11,805,047	—	—	11,805,047
Communications Equipment	8,562,499	—	—	8,562,499
Construction & Engineering	4,049,542	—	—	4,049,542
Construction Materials	505,677	—	—	505,677
Consumer Finance	3,716,858	—	—	3,716,858
Containers & Packaging	2,506,101	—	—	2,506,101
Distributors	1,424,385	—	—	1,424,385
Diversified Consumer Services	5,495,732	—	—	5,495,732
Diversified Financial Services	1,612,517	—	—	1,612,517
Diversified Telecommunication Services	3,609,705	—	—	3,609,705
Electric Utilities	7,402,260	—	—	7,402,260
Electrical Equipment	5,286,854	—	—	5,286,854
Electronic Equipment, Instruments & Components	14,559,971	—	—	14,559,971
Energy Equipment & Services	6,309,200	—	—	6,309,200
Food & Staples Retailing	5,807,936	—	—	5,807,936
Food Products	8,412,902	—	—	8,412,902
Gas Utilities	6,079,198	—	—	6,079,198
Health Care Equipment & Supplies	18,765,577	—	—	18,765,577
Health Care Providers & Services	14,142,034	—	—	14,142,034
Health Care Technology	2,965,913	—	—	2,965,913
Hotels, Restaurants & Leisure	17,019,508	—	—	17,019,508
Household Durables	6,306,181	—	—	6,306,181
Household Products	1,002,980	—	—	1,002,980
Independent Power and Renewable Electricity Producers	2,202,213	—	—	2,202,213
Industrial Conglomerates	279,300	—	—	279,300
Information Technology Services	13,555,272	—	—	13,555,272
Insurance	14,017,690	—	—	14,017,690
Internet & Catalog Retail	2,980,304	—	—	2,980,304
Internet Software & Services	13,067,809	—	—	13,067,809
Leisure Products	2,659,630	—	—	2,659,630
Life Sciences Tools & Services	2,729,662	21,338	—	2,751,000
Machinery	16,410,759	—	—	16,410,759
Marine	814,801	—	—	814,801
Media	7,561,124	—	—	7,561,124
Metals & Mining	5,899,145	—	—	5,899,145
Multiline Retail	933,375	—	—	933,375
Multi-Utilities	2,194,831	—	—	2,194,831

41

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	12,066,794	—	—	12,066,794
Paper & Forest Products	4,145,821	—	—	4,145,821
Personal Products	991,888	—	—	991,888
Pharmaceuticals	10,765,922	—	—	10,765,922
Professional Services	7,520,326	—	—	7,520,326
Real Estate Development & Management	78,570	—	—	78,570
Real Estate Investment Trusts (REITs)	49,317,969	—	—	49,317,969
Real Estate Management & Development	2,160,901	—	—	2,160,901
Road & Rail	4,085,973	—	—	4,085,973
Semiconductors & Semiconductor Equipment	21,301,991	—	—	21,301,991
Software	22,983,268	—	—	22,983,268
Specialty Retail	17,973,149	—	—	17,973,149
Technology Hardware, Storage & Peripherals	2,534,263	—	—	2,534,263
Textiles, Apparel & Luxury Goods	5,372,677	—	—	5,372,677
Thrifts & Mortgage Finance	9,864,481	—	—	9,864,481
Tobacco	872,914	—	—	872,914
Trading Companies & Distributors	4,706,875	—	—	4,706,875
Transportation Infrastructure	225,428	—	—	225,428
Water Utilities	1,345,622	—	—	1,345,622
Wireless Telecommunication Services	551,069	—	—	551,069
Total Common Stocks	$541,416,904	$21,338	$—	$541,438,242
Futures Contracts	1,432	—	—	1,432
Repurchase Agreements	—	57,487,399	—	57,487,399
Right	—	—	41,333	41,333
Warrant	—	—	—	—
Total	$541,418,336	$57,508,737	$41,333	$598,968,406

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Right	Total
Balance as of 12/31/13	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	41,333	41,333
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 12/31/14	$—	$41,333	$41,333

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

42

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

43

Notes to Financial Statements (Continued)

December 31, 2014

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,432
Total		$1,432

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,526,996
Total	$1,526,996

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(820,943)
Total	$(820,943)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral.

44

Notes to Financial Statements (Continued)

December 31, 2014

Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

45

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$32,487,399	$—	$32,487,399	$(32,487,399)	$—
Goldman Sachs & Co.	25,000,000	—	25,000,000	(25,000,000)	—
Total	$57,487,399	$—	$57,487,399	$(57,487,399)	$—

Amounts	designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

46

Notes to Financial Statements (Continued)

December 31, 2014

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to passive foreign investment company gain/loss on sales, REIT returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and futures transactions
$(1,025)	$(292,078)	$293,103

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

47

Notes to Financial Statements (Continued)

December 31, 2014

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid NFA investment advisory fees according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and

48

Notes to Financial Statements (Continued)

December 31, 2014

(ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $193,116 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,726.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of 0.15% of the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2015. During the year ended December 31, 2014, the waiver of such administrative services fees by NFS amounted to $12,619.

For the year ended December 31, 2014, NFS earned $27,042 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees before contractual fee waivers that NFS earned was 0.15% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

49

Notes to Financial Statements (Continued)

December 31, 2014

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $118,196,804 and sales of $106,989,690 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.
9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $0 of brokerage commissions.

50

Notes to Financial Statements (Continued)

December 31, 2014

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,013,440	$24,889,506	$30,902,946	$—	$30,902,946

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,175,315	$—	$7,175,315	$—	$7,175,315

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,579,180	$35,177,893	$37,757,073	$—	$142,073,495	$179,830,568

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$456,893,479	$183,531,628	$(41,458,133)	$142,073,495

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Small Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

52

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.04%.

The Fund designates $24,889,506, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

53

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

54

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

55

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

56

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

57

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

58

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

59

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

60

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

61

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

62

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

63

Annual Report

December 31, 2014

Federated NVIT High Income Bond Fund

AR-FHI 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Federated NVIT High Income Bond Fund

For the annual period ended December 31, 2014, the Federated NVIT High Income Bond Fund (Class I) returned 2.55% versus 2.46% for its benchmark, the Barclays U.S. Corporate High-Yield 2% Issuer Capped Index (BHY2%ICI). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of High Yield Funds (consisting of 112 funds as of December 31, 2014) was 1.20% for the same time period. Performance of the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the 12-month reporting period, the most significant factors affecting the Fund’s performance relative to the benchmark were: (1) the allocation among industries and (2) the selection of individual securities.

MARKET OVERVIEW

The total return for the high-yield market for the 12-month reporting period was modest on an absolute basis and disappointing on a relative basis. For example, the Fund’s benchmark returned 2.46% for the reporting period, underperforming the Barclays U.S. Aggregate Bond Index, a measure of high-quality bond performance, which returned 5.97% for the same period. The main factor negatively affecting the high-yield market during the reporting period was the roughly 42% decline in the per-barrel price of oil that occurred during 2014 and the decline’s impact on the performance of the energy sector. At the beginning of the reporting period, the energy component, broadly defined, made up 14.27% of the Fund’s benchmark, with that weighting distributed in four subsectors: independents, 7.58%; oil field services, 2.36%; refining 0.42%; and midstream, 3.91%. The two subsectors of the total energy sector that were the most directly affected by the oil price drop were independents and oil field services, which generated total returns of -12.01% and -16.08%, respectively, for the reporting period. The oil price decline was so dominant that it offset several factors that normally would have resulted in very strong performance for high-yield securities—strong economic growth, surging stock prices, strong employment growth and rising consumer confidence, to name a few. The impact of the energy sector on the overall market was illustrated by the increase in credit spreads between high-yield and Treasury securities with comparable maturities from 436 basis points on December 31, 2013, to 564 basis points on December 31, 2014.

Within the high-yield market, major industry sectors that substantially outperformed the benchmark included wireline telecommunications, electric utilities, cable/satellites and pharmaceuticals. Major industry sectors that substantially underperformed the overall BHY2%ICI included energy, gaming, metals & mining, chemicals and consumer products. From a credit quality perspective, the higher-quality BB-rated sector led the way with a return of 5.37%, followed by the B-rated and CCC-rated sectors, which returned/registered 1.48% and -1.11%, respectively.

The Fund was positively affected during the reporting period by its underweight to the poor-performing energy and metals & mining industry sectors. The Fund also was positively affected by its overweight to the outperforming food & beverage, healthcare, media/entertainment and packaging sectors. The Fund was negatively affected by its underweight in the strong-performing electric utility, pharmaceuticals, home construction, financial institutions and wireline communication sectors.

The Fund was positively affected during the reporting period by strong security selection in the gaming, metals & mining, industrial–other and services industry sectors relative to the BHY2%ICI. Specific Fund holdings that substantially outperformed the benchmark during the reporting period included Nuveen Investments, Inc.; Kinder Morgan Energy Partners, L.P.; Athlon Holdings LP; Flextronics International Ltd. and B/E Aerospace, Inc. Specific Fund holdings that substantially underperformed the benchmark during the reporting period included The Gymboree Corp.; SandRidge Energy, Inc.; Exide Technologies; Energy XXI Gulf Coast, Inc.; and W&T Offshore, Inc.

4

Fund Commentary (con’t.)	Federated NVIT High Income Bond Fund

Outlook

As 2015 begins, the high-yield market is really a tale of two markets. First, the independent energy and oil field services industry subsectors are expected to continue to be affected by the rise and fall of oil prices. While the sector substantially underperformed late in 2014, deteriorating financial results will lead to further problems for the weaker players in the sector should oil prices not rebound by late 2015. Of course, if oil prices rise at some point in 2015, these subsectors will most likely far outperform the overall market. The other roughly 85% of the market should benefit from the decline in oil prices in addition to the strong U.S. economy, rising employment, improving consumer confidence and rising corporate valuations. Overall, we would expect spreads excluding energy to move tighter in 2015, with overall market total returns, both relative and absolute, being heavily influenced by the price of oil and returns in the energy sector. As we begin 2015, we remain underweight the energy sector as a result of both a philosophical belief that commodity-based companies should not be highly levered and our near-term expectation that oil prices will not move materially higher anytime soon.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Federated NVIT High Income Bond Fund

Objective

The Fund seeks to provide high current income.

Highlights

•	The Federated NVIT High Income Bond Fund (Class I) returned 2.55%, outperforming the benchmark by 0.09% and the Lipper peer category median by 1.35% during the reporting period

•	The Fund was positively affected during the reporting period by its underweight to the poor-performing energy and metals & mining industry sectors

•

The Fund was negatively affected during the reporting period by its underweight in the strong-performing electric utility, pharmaceuticals, home construction, financial institutions and wireline communication sectors

Asset Allocation†

Corporate Bonds	98.5%
Common Stocks††	0.0%
Warrants††	0.0%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries†††

Technology	13.3%
Media Entertainment	7.8%
Healthcare	6.8%
Independent Energy	5.7%
Packaging	5.5%
Cable Satellite	5.3%
Midstream	4.9%
Automotive	4.7%
Gaming	4.5%
Food & Beverage	3.9%
Other Industries	37.6%
100.0%

Top Holdings†††

First Data Corp., 8.75%, 01/15/22	1.1%
Reynolds Group Issuer, Inc., 8.25%, 02/15/21	0.9%
MGM Mirage, Inc., 7.75%, 03/15/22	0.8%
Crimson Merger Sub, Inc., 6.63%, 05/15/22	0.8%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20	0.8%
DISH DBS Corp., 5.88%, 07/15/22	0.8%
Energy Transfer Equity LP, 5.88%, 01/15/24	0.7%
Academy Ltd./Academy Finance Corp., 9.25%, 08/01/19	0.7%
MPH Acquisition Holdings LLC, 6.63%, 04/01/22	0.7%
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 05/01/21	0.7%
Other Holdings	92.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	2.55%	8.12%	6.14%	–
Class Y	–	–	–	(0.59)%	[2]
Barclays U.S. Corp HY 2% Issuer Cap Index	2.46%	8.98%	7.73%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception April 30, 2014. Not annualized.

Expense Ratios

Expense Ratio^
Class I	0.95%
Class Y	0.80%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Federated NVIT High Income Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Barclays U.S. Corporate High Yield 2% Issuer Cap Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

8

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	978.90	4.79	0.96
	Hypothetical(a)(b)		1,000.00	1,020.37	4.89	0.96
Class Y Shares	Actual	(a)	1,000.00	980.10	4.04	0.81
	Hypothetical(a)(b)		1,000.00	1,021.12	4.13	0.81

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Federated NVIT High Income Bond Fund

Corporate Bonds 98.5%

	Principal Amount	Market Value

Aerospace / Defense 0.9%
KLX, Inc., 5.88%, 12/01/22 (a)	$375,000	$377,813
TransDigm, Inc., 6.00%, 07/15/22	625,000	625,000
6.50%, 07/15/24	400,000	401,000

		1,403,813

Automotive 4.6%
Affinia Group, Inc., 7.75%, 05/01/21	750,000	770,625
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	575,000	612,375
Exide Technologies, 8.63%, 02/01/18 (b)	150,000	7,500
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (a)	600,000	574,500
International Automotive Components Group SL, 9.13%, 06/01/18 (a)	475,000	495,187
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22 (a)	400,000	432,000
Lear Corp., 4.75%, 01/15/23	525,000	528,937
5.25%, 01/15/25	400,000	405,000
Motors Liquidation Co., 7.40%, 09/01/25 (b)(c)(d)(e)	2,500,000	0
MPG Holdco I, Inc., 7.38%, 10/15/22 (a)	550,000	566,500
Schaeffler Finance BV, 4.25%, 05/15/21 (a)	300,000	295,500
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (a)(f)	275,000	287,375
6.75%, 11/15/22 (a)(i)	575,000	600,875
Stackpole International Intermediate/Stackpole International Powder/Stackpl, 7.75%, 10/15/21 (a)	575,000	569,250
Tenneco, Inc., 5.38%, 12/15/24	150,000	153,750
UCI International, Inc., 8.63%, 02/15/19	725,000	683,313

		6,982,687

Building Materials 2.7%
Allegion US Holding Co., Inc., 5.75%, 10/01/21	225,000	237,375
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (a)	450,000	452,250
Anixter, Inc., 5.63%, 05/01/19	550,000	580,250
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)	300,000	306,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
HD Supply, Inc., 5.25%, 12/15/21 (a)	$350,000	$356,125
Masonite International Corp., 8.25%, 04/15/21 (a)	525,000	559,125
Nortek, Inc., 8.50%, 04/15/21	725,000	777,562
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.00%, 06/01/20 (a)	300,000	297,000
USG Corp., 5.88%, 11/01/21 (a)	525,000	530,250

		4,096,687

Cable Satellite 5.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/23	375,000	365,625
5.75%, 09/01/23	225,000	227,250
5.75%, 01/15/24	100,000	101,000
CCOH Safari LLC, 5.50%, 12/01/22	250,000	252,812
5.75%, 12/01/24	150,000	151,688
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (a)	250,000	260,000
5.13%, 12/15/21 (a)	550,000	534,875
5.13%, 12/15/21 (a)	200,000	194,000
DISH DBS Corp., 5.88%, 07/15/22	1,125,000	1,150,312
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	425,000	436,687
5.50%, 08/01/23	775,000	769,188
Intelsat Luxembourg SA, 7.75%, 06/01/21	200,000	200,500
8.13%, 06/01/23	400,000	408,000
Lynx II Corp., 6.38%, 04/15/23 (a)	325,000	340,437
Numericable Group SA, 6.00%, 05/15/22 (a)	400,000	404,000
6.25%, 05/15/24 (a)	275,000	277,063
Sirius XM Radio, Inc., 4.63%, 05/15/23 (a)	575,000	539,062
6.00%, 07/15/24 (a)	725,000	741,313
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (a)	575,000	593,688

		7,947,500

Chemicals 2.2%
Ashland, Inc., 4.75%, 08/15/22	400,000	400,000
Axiall Corp., 4.88%, 05/15/23	75,000	70,687

10

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Compass Minerals International, Inc., 4.88%, 07/15/24 (a)	$375,000	$364,687
Eagle Spinco, Inc., 4.63%, 02/15/21	275,000	260,563
Eco Services Operations LLC/Eco Finance Corp., 8.50%, 11/01/22 (a)	175,000	175,875
Hexion US Finance Corp., 8.88%, 02/01/18	925,000	823,250
Huntsman International LLC, 5.13%, 11/15/22 (a)	325,000	319,313
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 05/01/21 (a)	500,000	527,500
W.R. Grace & Co.-Conn, 5.13%, 10/01/21 (a)	125,000	127,969
5.63%, 10/01/24 (a)	275,000	286,687

		3,356,531

Construction Machinery 0.9%
Jurassic Holdings III, Inc., 6.88%, 02/15/21 (a)	500,000	470,000
United Rentals North America, Inc., 7.38%, 05/15/20	75,000	81,000
7.63%, 04/15/22	75,000	82,406
6.13%, 06/15/23	325,000	342,062
5.75%, 11/15/24	325,000	335,563

		1,311,031

Consumer Cyclical Services 2.5%
Garda World Security Corp., 7.25%, 11/15/21 (a)	400,000	396,240
7.25%, 11/15/21 (a)	425,000	425,340
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.50%, 05/01/22 (a)	800,000	784,000
IHS, Inc., 5.00%, 11/01/22 (a)	450,000	445,500
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (a)	500,000	523,950
ServiceMaster Co., 7.10%, 03/01/18	300,000	302,250
8.00%, 02/15/20	520,000	546,000
7.00%, 08/15/20	195,000	199,387
7.45%, 08/15/27	175,000	165,813

		3,788,480

Consumer Products 2.9%
AOT Bedding Super Holdings LLC, 8.13%, 10/01/20 (a)	825,000	876,563
FGI Operating Co. LLC/FGI Finance, Inc., 7.88%, 05/01/20	525,000	475,781
First Quality Finance Co., Inc., 4.63%, 05/15/21 (a)	450,000	414,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Products (continued)
Party City Holdings, Inc., 8.88%, 08/01/20	$325,000	$347,750
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 08/15/19	800,000	808,000
Prestige Brands, Inc., 8.13%, 02/01/20	175,000	185,500
5.38%, 12/15/21 (a)	425,000	417,562
Spectrum Brands, Inc., 6.38%, 11/15/20	500,000	522,500
Springs Industries, Inc., 6.25%, 06/01/21	350,000	342,125

		4,389,781

Diversified Manufacturing 1.9%
Apex Tool Group, 7.00%, 02/01/21 (a)	250,000	214,375
Gardner Denver, Inc., 6.88%, 08/15/21 (a)	675,000	648,000
Mcron Finance Sub LLC/Mcron Finance Corp., 8.38%, 05/15/19 (a)	280,000	296,800
Milacron LLC/Mcron Finance Corp., 7.75%, 02/15/21 (a)	150,000	153,000
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (a)	650,000	607,750
Waterjet Holdings, Inc., 7.63%, 02/01/20 (a)	125,000	128,438
WESCO Distribution, Inc., 5.38%, 12/15/21	800,000	806,000

		2,854,363

Financial Institutions 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 05/15/21 (a)	300,000	303,375
CIT Group, Inc., 5.00%, 08/15/22	850,000	867,000
5.00%, 08/01/23	475,000	485,687
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)	550,000	547,250
Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, 07/15/19 (a)(i)	450,000	441,000
International Lease Finance Corp., 5.88%, 08/15/22	600,000	652,500
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.88%, 03/15/22 (a)	350,000	369,250
Onex York Acquisition Corp., 8.50%, 10/01/22 (a)	300,000	300,000

		3,966,062

11

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Beverage 3.9%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (a)	$750,000	$753,750
Aramark Services, Inc., 5.75%, 03/15/20	650,000	671,125
B&G Foods, Inc., 4.63%, 06/01/21	325,000	316,875
Del Monte Corp., 7.63%, 02/15/19	860,000	847,100
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 05/01/21	925,000	901,875
Shearer’s Foods LLC/Chip Fin Corp., 9.00%, 11/01/19 (a)	350,000	383,250
Smithfield Foods, Inc., 6.63%, 08/15/22	950,000	1,002,250
TreeHouse Foods, Inc., 4.88%, 03/15/22	50,000	50,125
US Foods, Inc., 8.50%, 06/30/19	750,000	795,000
WhiteWave Foods Co. (The), 5.38%, 10/01/22	100,000	102,750

		5,824,100

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., expired maturity, 10.38%, 09/15/07 (b)(c)	100,000	0

Gaming 4.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 05/15/18 (d)	425,000	406,937
Chester Downs & Marina LLC, 9.25%, 02/01/20 (a)	275,000	199,375
Churchill Downs, Inc., 5.38%, 12/15/21	150,000	147,750
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	400,000	406,000
5.38%, 11/01/23	250,000	257,500
MGM Mirage, Inc., 7.75%, 03/15/22	1,075,000	1,193,250
MGM Resorts International, 6.00%, 03/15/23	250,000	251,250
Mohegan Tribal Gaming Authority, 9.75%, 09/01/21	400,000	409,000
Penn National Gaming, Inc., 5.88%, 11/01/21	725,000	674,250
Pinnacle Entertainment, Inc., 6.38%, 08/01/21	575,000	590,813
7.75%, 04/01/22	325,000	342,875
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.50%, 06/15/19 (a)	432,000	457,920

Corporate Bonds (continued)

	Principal Amount	Market Value

Gaming (continued)
Seminole Indian Tribe of Florida, 7.80%, 10/01/20 (a)	$675,000	$729,000
Station Casinos LLC, 7.50%, 03/01/21	600,000	615,000

		6,680,920

Gas Utilities 0.2%
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (a)	50,000	49,750
6.25%, 10/15/22 (a)	175,000	177,625

		227,375

Health Care Providers & Services 1.0%
CHS/Community Health Systems, Inc., 5.13%, 08/01/21	300,000	312,750
6.88%, 02/01/22	675,000	715,500
Omnicare, Inc., 4.75%, 12/01/22	350,000	355,250
5.00%, 12/01/24	50,000	51,250

		1,434,750

Healthcare 6.7%
Amsurg Corp., 5.63%, 07/15/22 (a)	500,000	512,500
Biomet, Inc., 6.50%, 08/01/20	325,000	346,125
Catamaran Corp., 4.75%, 03/15/21	100,000	100,000
Crimson Merger Sub, Inc., 6.63%, 05/15/22 (a)	1,325,000	1,185,875
DaVita, Inc., 5.75%, 08/15/22	600,000	636,000
Envision Healthcare Corp., 5.13%, 07/01/22 (a)	700,000	698,250
HCA, Inc., 4.75%, 05/01/23	200,000	203,500
5.88%, 05/01/23	100,000	105,750
5.25%, 04/15/25	300,000	313,500
Hologic, Inc., 6.25%, 08/01/20	350,000	364,000
LifePoint Hospitals, Inc., 5.50%, 12/01/21	475,000	486,875
MPH Acquisition Holdings LLC, 6.63%, 04/01/22 (a)	1,025,000	1,055,750
Teleflex, Inc., 5.25%, 06/15/24 (a)	300,000	298,500
Tenet Healthcare Corp., 4.50%, 04/01/21	450,000	451,125
4.38%, 10/01/21	675,000	669,937
8.13%, 04/01/22	475,000	532,000
Truven Health Analytics, Inc., 10.63%, 06/01/20	575,000	563,500

12

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
United Surgical Partners International, Inc., 9.00%, 04/01/20	$700,000	$751,625
Universal Hospital Services, Inc., 7.63%, 08/15/20	325,000	278,687
VWR Funding, Inc., 7.25%, 09/15/17	575,000	599,438

		10,152,937

Independent Energy 5.6%
Antero Resources Corp., 5.13%, 12/01/22 (a)	200,000	189,000
Antero Resources Finance Corp., 6.00%, 12/01/20	575,000	576,437
Approach Resources, Inc., 7.00%, 06/15/21	500,000	378,750
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 04/15/22	625,000	481,250
California Resources Corp., 5.50%, 09/15/21 (a)	100,000	85,500
6.00%, 11/15/24 (a)	475,000	403,750
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20	450,000	432,000
Chaparral Energy, Inc., 9.88%, 10/01/20	375,000	251,250
7.63%, 11/15/22	250,000	163,750
Chesapeake Energy Corp., 6.63%, 08/15/20	325,000	347,750
6.88%, 11/15/20	225,000	243,000
5.38%, 06/15/21	250,000	249,687
5.75%, 03/15/23	200,000	206,500
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21	650,000	351,000
6.88%, 03/15/24 (a)	75,000	40,125
Gulfport Energy Corp., 7.75%, 11/01/20 (a)	325,000	313,625
Kodiak Oil & Gas Corp., 5.50%, 01/15/21	300,000	300,750
5.50%, 02/01/22	50,000	50,125
Laredo Petroleum, Inc., 5.63%, 01/15/22	150,000	131,250
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)	525,000	427,875
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 05/15/19	1,000,000	845,000
6.50%, 09/15/21	75,000	61,500
Lone Pine Resources, Inc., 10.38%, 02/15/17 (b)(c)(d)	25,000	0

Corporate Bonds (continued)

	Principal Amount	Market Value

Independent Energy (continued)
Northern Oil and Gas, Inc., 8.00%, 06/01/20	$650,000	$490,750
Oasis Petroleum, Inc., 6.88%, 03/15/22	450,000	409,500
Range Resources Corp., 5.00%, 08/15/22	100,000	100,500
Rice Energy, Inc., 6.25%, 05/01/22 (a)	275,000	256,438
RSP Permian, Inc., 6.63%, 10/01/22 (a)	100,000	93,500
SandRidge Energy, Inc., 7.50%, 03/15/21	25,000	16,250
8.13%, 10/15/22	700,000	458,500
SM Energy Co., 5.00%, 01/15/24	175,000	152,250

		8,507,563

Industrial — Other 2.4%
Belden CDT, Inc., 5.50%, 09/01/22 (a)	700,000	696,500
Belden, Inc., 5.25%, 07/15/24 (a)	175,000	168,000
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)	400,000	422,000
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)	750,000	798,750
Hillman Group, Inc. (The), 6.38%, 07/15/22 (a)	550,000	528,000
Interline Brands, Inc., 10.00%, 11/15/18 (f)	410,000	429,475
MasTec, Inc., 4.88%, 03/15/23	100,000	93,250
Unifrax I LLC/Unifrax Holding Co., 7.50%, 02/15/19 (a)	475,000	467,875

		3,603,850

Leisure 1.4%
Activision Blizzard, Inc., 6.13%, 09/15/23 (a)	250,000	269,375
Cedar Fair LP/Canada’s Wonderland Co./ Magnum Management Corp., 5.25%, 03/15/21	600,000	610,500
Cinemark USA, Inc., 7.38%, 06/15/21	125,000	133,437
5.13%, 12/15/22	50,000	48,250
HRP Myrtle Beach Operations LLC, 7.38%, 04/01/12 (a)(b)(c)(e)	675,000	0
Regal Cinemas, Inc., 5.75%, 02/01/25	225,000	208,125
NCL Corp., Ltd., 5.25%, 11/15/19 (a)	225,000	226,688

13

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Leisure (continued)
Regal Entertainment Group, 5.75%, 03/15/22	$75,000	$71,625
Six Flags Entertainment Corp., 5.25%, 01/15/21 (a)	600,000	600,000

		2,168,000

Lodging 0.6%
Choice Hotels International, Inc., 5.75%, 07/01/22	325,000	348,563
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	500,000	521,250

		869,813

Media Entertainment 7.7%
AMC Networks, Inc., 7.75%, 07/15/21	550,000	587,125
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25%, 02/15/22 (a)	75,000	76,031
5.63%, 02/15/24 (a)	125,000	126,250
5.88%, 03/15/25 (a)	450,000	455,625
Clear Channel Communications, Inc., 9.00%, 03/01/21	675,000	661,500
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	775,000	798,250
Crown Media Holdings, Inc., 10.50%, 07/15/19	550,000	598,125
Cumulus Media Holdings, Inc., 7.75%, 05/01/19	600,000	609,000
Entercom Radio LLC, 10.50%, 12/01/19	450,000	490,500
Expo Event Transco, Inc., 9.00%, 06/15/21 (a)	550,000	561,000
Gannett Co., Inc., 5.13%, 10/15/19	175,000	179,375
6.38%, 10/15/23	525,000	559,125
5.50%, 09/15/24 (a)	50,000	50,250
Gray Television, Inc., 7.50%, 10/01/20	650,000	671,125
Lamar Media Corp., 5.88%, 02/01/22	275,000	286,000
5.00%, 05/01/23	425,000	426,062
Logo Merger Sub Corp., 8.38%, 10/15/20 (a)	825,000	827,063
Media General Financing Sub, Inc., 5.88%, 11/15/22 (a)	600,000	595,500
Multi-Color Corp., 6.13%, 12/01/22 (a)	475,000	473,813
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/01/21 (a)	375,000	376,406
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (a)	350,000	350,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Media Entertainment (continued)
Radio One, Inc., 9.25%, 02/15/20 (a)	$500,000	$440,000
Sinclair Television Group, Inc., 5.63%, 08/01/24 (a)	600,000	580,500
Time, Inc., 5.75%, 04/15/22 (a)	250,000	241,875
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 04/01/19 (a)	550,000	585,750

		11,607,125

Metals & Mining 0.6%
Aleris International, Inc., 9.00%, 12/15/14 (b)(c)(d)	600,000	0
Steel Dynamics, Inc., 5.13%, 10/01/21 (a)	125,000	127,188
5.25%, 04/15/23	75,000	75,937
5.50%, 10/01/24 (a)	225,000	228,375
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)	75,000	78,938
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.75%, 06/15/19 (a)	325,000	345,312

		855,750

Midstream 4.8%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 4.75%, 11/15/21	100,000	95,000
5.88%, 08/01/23	175,000	175,437
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (a)	225,000	216,562
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 07/15/22	275,000	288,750
Energy Transfer Equity LP, 5.88%, 01/15/24	1,100,000	1,116,500
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 01/15/22	575,000	566,375
Hiland Partners LP/Hiland Partners Finance Corp., 5.50%, 05/15/22 (a)	100,000	85,000
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20	500,000	490,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 06/15/22	828,000	865,260
4.50%, 07/15/23	25,000	24,125

14

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Midstream (continued)
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	$125,000	$118,438
5.50%, 04/15/23	225,000	215,437
4.50%, 11/01/23	300,000	272,250
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 07/15/22	425,000	388,875
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	575,000	564,938
5.63%, 04/15/23	250,000	246,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 08/01/21	92,000	96,370
5.50%, 06/01/24	700,000	675,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/22	225,000	207,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20	332,000	333,660
6.13%, 10/15/21	175,000	177,188

		7,218,915

Oil Field Services 0.6%
CGG SA, 6.88%, 01/15/22	225,000	171,000
Cie Generale de Geophysique —Veritas, 6.50%, 06/01/21	225,000	168,750
FTS International, Inc., 6.25%, 05/01/22 (a)	625,000	450,000
Light Tower Rentals, Inc., 8.13%, 08/01/19 (a)	100,000	77,750

		867,500

Packaging 5.4%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (a)	1,100,000	1,168,750
Berry Plastics Corp., 5.50%, 05/15/22	675,000	686,812
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, 6.00%, 06/15/17 (a)	175,000	171,500
BWAY Holding Co., 9.13%, 08/15/21 (a)	575,000	576,438
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	625,000	606,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Packaging (continued)
Mustang Merger Corp., 8.50%, 08/15/21 (a)	$525,000	$499,406
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/22 (a)	75,000	76,230
5.38%, 01/15/25 (a)	400,000	404,000
Pactiv LLC, 7.95%, 12/15/25	250,000	247,500
Reynolds Group Issuer, Inc., 8.50%, 05/15/18	750,000	768,750
9.00%, 04/15/19	150,000	154,500
8.25%, 02/15/21	1,300,000	1,335,750
Sealed Air Corp., 4.88%, 12/01/22 (a)	300,000	300,750
5.13%, 12/01/24 (a)	325,000	329,063
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22 (a)	900,000	868,500

		8,194,199

Paper 0.9%
Clearwater Paper Corp., 4.50%, 02/01/23	425,000	413,313
5.38%, 02/01/25 (a)	375,000	369,375
Graphic Packaging International, Inc., 4.75%, 04/15/21	300,000	302,250
4.88%, 11/15/22	325,000	325,406

		1,410,344

Pharmaceuticals 1.4%
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (a)	375,000	383,437
Jaguar Holding Co. I, 9.38%, 10/15/17 (a)(f)	600,000	613,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	400,000	425,000
Valeant Pharmaceuticals International, Inc., 7.50%, 07/15/21 (a)	625,000	676,563

		2,098,500

Refining 0.3%
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22	100,000	95,500
Tesoro Corp., 5.13%, 04/01/24	$325,000	$324,188

		419,688

15

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Restaurants 1.5%
1011778 BC ULC/New Red Finance, Inc., 6.00%, 04/01/22 (a)	$875,000	$896,875
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 01/15/20	550,000	570,625
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.88%, 05/15/21 (a)	825,000	816,750

		2,284,250

Retailers 3.7%
Academy Ltd./Academy Finance Corp., 9.25%, 08/01/19 (a)	1,050,000	1,099,875
Jo-Ann Stores Holdings, Inc., 8.13%, 03/15/19 (a)	550,000	510,125
9.75%, 10/15/19 (a)(f)	450,000	382,500
Limited Brands, Inc., 5.63%, 02/15/22	725,000	783,000
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 08/01/18 (a)(f)	186,000	189,255
Michaels Stores, Inc., 5.88%, 12/15/20 (a)	600,000	604,500
Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21 (a)	200,000	211,250
8.75%, 10/15/21 (a)(f)	600,000	636,750
Petco Animal Supplies, Inc., 8.50%, 10/15/17 (a)(f)	875,000	879,375
PVH Corp., 4.50%, 12/15/22	250,000	246,250

		5,542,880

Technology 13.1%
ACI Worldwide, Inc., 6.38%, 08/15/20 (a)	100,000	104,500
Advanced Micro Devices, Inc., 7.50%, 08/15/22	275,000	247,500
7.00%, 07/01/24	325,000	277,875
Audatex North America, Inc., 6.00%, 06/15/21 (a)	550,000	569,250
6.13%, 11/01/23 (a)	275,000	284,625
Blackboard, Inc., 7.75%, 11/15/19 (a)	400,000	402,000
BMC Software Finance, Inc., 8.13%, 07/15/21 (a)	$550,000	$517,000
Boxer Parent Co., Inc., 9.00%, 10/15/19 (a)(f)	575,000	485,875
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	333,000	351,315
5.50%, 12/01/24	550,000	550,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
CommScope Holding Co., Inc., 6.63%, 06/01/20 (a)(f)	$650,000	$671,125
CommScope, Inc., 5.50%, 06/15/24 (a)	350,000	344,750
Compiler Finance Sub, Inc., 7.00%, 05/01/21 (a)	475,000	408,500
CoreLogic, Inc., 7.25%, 06/01/21	475,000	497,562
Emdeon, Inc., 11.00%, 12/31/19	350,000	381,500
Entegris, Inc., 6.00%, 04/01/22 (a)	625,000	634,375
First Data Corp., 8.75%, 01/15/22 (a)(f)	1,500,000	1,612,500
Flextronics International Ltd., 5.00%, 02/15/23	250,000	255,000
IAC/InterActiveCorp., 4.75%, 12/15/22	725,000	710,500
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(f)	750,000	757,500
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 05/01/21 (a)(f)	1,050,000	1,034,250
Infor US, Inc., 9.38%, 04/01/19	425,000	456,875
Interactive Data Corp., 5.88%, 04/15/19 (a)	450,000	446,625
Iron Mountain, Inc., 5.75%, 08/15/24	400,000	400,000
Magnachip Semiconductor Corp., 6.63%, 07/15/21	575,000	521,812
MSCI, Inc., 5.25%, 11/15/24 (a)	125,000	129,688
NCR Corp., 4.63%, 02/15/21	425,000	412,250
5.00%, 07/15/22	325,000	316,875
6.38%, 12/15/23	225,000	234,000
Nuance Communications, Inc., 5.38%, 08/15/20 (a)	650,000	651,625
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (a)	200,000	210,000
5.75%, 03/15/23 (a)	200,000	210,000
Sensata Technologies BV, 5.63%, 11/01/24 (a)	125,000	129,062
Sophia Holding Finance LP/Sophia Holding Finance, Inc., 9.63%, 12/01/18 (a)(f)	250,000	251,875
Sophia LP/Sophia Finance, Inc., 9.75%, 01/15/19 (a)	675,000	720,562
SunGard Data Systems, Inc., 6.63%, 11/01/19	675,000	683,438
Syniverse Holdings, Inc., 9.13%, 01/15/19	925,000	966,625

16

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
TransUnion Holding Co., Inc., 8.13%, 06/15/18	$175,000	$179,375
9.63%, 06/15/18 (f)	825,000	839,438
VeriSign, Inc., 4.63%, 05/01/23	350,000	342,125
Zebra Technologies Corp., 7.25%, 10/15/22 (a)	475,000	502,313

		19,702,065

Transportation Services 0.6%
Hertz Corp. (The), 6.25%, 10/15/22	950,000	961,875

Utility — Electric 1.2%
Calpine Corp., 6.00%, 01/15/22 (a)	125,000	132,812
5.88%, 01/15/24 (a)	175,000	185,063
5.75%, 01/15/25	475,000	480,938
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (g)	19,494	19,494
NRG Energy, Inc., 6.25%, 05/01/24 (a)	900,000	913,500

		1,731,807

Wireless Communications 3.4%
Altice SA, 7.75%, 05/15/22 (a)	600,000	600,000
Digicel Group Ltd., 8.25%, 09/30/20 (a)	350,000	341,250
MetroPCS Wireless, Inc., 6.63%, 11/15/20	375,000	383,906
Sprint Capital Corp., 6.88%, 11/15/28	1,025,000	902,000
Sprint Corp., 7.88%, 09/15/23	775,000	765,313
7.13%, 06/15/24	575,000	536,188
T-Mobile USA, Inc., 6.63%, 04/28/21	50,000	51,000
6.13%, 01/15/22	125,000	126,875
6.73%, 04/28/22	50,000	51,563
6.00%, 03/01/23	100,000	100,750
6.63%, 04/01/23	850,000	869,125
6.84%, 04/28/23	250,000	258,437
6.38%, 03/01/25	150,000	152,625

		5,139,031

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireline Communications 0.6%
Level 3 Communications, Inc., 5.75%, 12/01/22 (a)	225,000	226,125
Level 3 Financing, Inc., 8.13%, 07/01/19	425,000	451,562
7.00%, 06/01/20	225,000	237,938

		915,625

Total Corporate Bonds (cost $152,260,862)		148,515,797

Common Stocks 0.0%†

	Shares

Automotive 0.0%†
General Motors Co.	536	18,712

Independent Energy 0.0%†
Lone Pine Resources, Inc.* (c)(d)	3,118	0
Lone Pine Resources, Inc.* (c)(d)	3,118	2,899

		2,899

Total Common Stocks (cost $7,500)		21,611

Warrants 0.0%†

	Number of Warrants

Automotive 0.0%†
General Motors Co., expiring 7/10/2019*	487	8,342
General Motors Co., expiring 7/10/2016*	487	12,302

		20,644

Total Warrants (cost $0)		20,644

Total Investments (cost $152,268,362) (h) — 98.5%		148,558,052
Other assets in excess of liabilities — 1.5%		2,218,121

NET ASSETS — 100.0%		$150,776,173

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $67,554,488 which represents 44.80% of net assets.

17

Statement of Investments (Continued)

December 31, 2014

Federated NVIT High Income Bond Fund (Continued)

(b)	Security in default.

(c)	Fair valued security.

(d)	Illiquid security.

(e)	Restricted security.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(g)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $19,494 which represents 0.01% of net assets.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
(i)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the payment-in-kind rate.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

RSP	Savings Shares

SA	Stock Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2014

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $152,268,362)	$148,558,052
Interest receivable	2,645,529
Receivable for investments sold	1,102,115
Receivable for capital shares issued	32,876
Prepaid expenses	341

Total Assets	152,338,913

Liabilities:
Payable for capital shares redeemed	186,510
Cash overdraft (Note 2)	1,214,593
Accrued expenses and other payables:
Investment advisory fees	92,827
Fund administration fees	9,493
Administrative servicing fees	23,314
Accounting and transfer agent fees	1,878
Custodian fees	408
Compliance program costs (Note 3)	132
Professional fees	26,303
Printing fees	6,997
Other	285

Total Liabilities	1,562,740

Net Assets	$150,776,173

Represented by:
Capital	$152,579,356
Accumulated undistributed net investment income	570,306
Accumulated net realized gains from investments	1,336,821
Net unrealized appreciation/(depreciation) from investments	(3,710,310)

Net Assets	$150,776,173

Net Assets:
Class I Shares	$150,370,619
Class Y Shares	405,554

Total	$150,776,173

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	22,611,066
Class Y Shares	60,996

Total	22,672,062

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.65
Class Y Shares	$6.65

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2014

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$12,242,649
Dividend income	3,143

Total Income	12,245,792

EXPENSES:
Investment advisory fees	1,297,443
Fund administration fees	118,015
Administrative servicing fees Class I Shares	209,918
Administrative servicing fees Class III Shares (a)	71,169
Professional fees	41,242
Printing fees	17,544
Trustee fees	5,383
Custodian fees	8,787
Accounting and transfer agent fees	7,664
Compliance program costs (Note 3)	587
Other	7,046

Total expenses before earnings credit	1,784,798

Earnings credit (Note 5)	(76)

Net Expenses	1,784,722

NET INVESTMENT INCOME	10,461,070

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,038,476
Net change in unrealized appreciation/(depreciation) from investments	(10,353,364)

Net realized/unrealized losses from investments	(5,314,888)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,146,182

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$10,461,070		$12,620,824
Net realized gains from investments	5,038,476		3,285,062
Net change in unrealized appreciation/(depreciation) from investments	(10,353,364)		(1,678,656)

Change in net assets resulting from operations	5,146,182		14,227,230

Distributions to Shareholders From:
Net investment income:
Class I	(7,441,362)		(3,535,281)
Class III (a)	(3,295,133)		(9,429,049)
Class Y	(16,476	)(b)	–

Change in net assets from shareholder distributions	(10,752,971)		(12,964,330)

Change in net assets from capital transactions	(45,560,309)		(32,019,885)

Change in net assets	(51,167,098)		(30,756,985)

Net Assets:
Beginning of year	201,943,271		232,700,256

End of year	$150,776,173		$201,943,271

Accumulated undistributed net investment income at end of year	$570,306		$835,256

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$44,203,608		$6,762,506
Proceeds from shares issued from class conversion	149,525,537		–
Dividends reinvested	7,441,362		3,535,281
Cost of shares redeemed	(98,274,518)		(25,242,445)

Total Class I Shares	102,895,989		(14,944,658)

Class III Shares (a)
Proceeds from shares issued	8,366,334		48,424,146
Dividends reinvested	3,295,133		9,429,049
Cost of shares redeemed in class conversion	(149,525,537)		–
Cost of shares redeemed	(11,024,845)		(74,928,422)

Total Class III Shares	(148,888,915)		(17,075,227)

Class Y Shares
Proceeds from shares issued	1,419,827	(b)	–
Dividends reinvested	16,476	(b)	–
Cost of shares redeemed	(1,003,686	)(b)	–

Total Class Y Shares	432,617	(b)	–

Change in net assets from capital transactions	$(45,560,309)		$(32,019,885)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

21

Statements of Changes in Net Assets (Continued)

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	6,293,274		947,442
Issued in class conversion	21,431,515		–
Reinvested	1,122,904		510,702
Redeemed	(14,124,569)		(3,564,989)

Total Class I Shares	14,723,124		(2,106,845)

Class III Shares (a)
Issued	1,192,396		6,790,712
Reinvested	472,759		1,364,604
Redeemed in class conversion	(21,449,039)		–
Redeemed	(1,574,732)		(10,524,340)

Total Class III Shares	(21,358,616)		(2,369,024)

Class Y Shares
Issued	201,464	(b)	–
Reinvested	2,515	(b)	–
Redeemed	(142,983	)(b)	–

Total Class Y Shares	60,996	(b)	–

Total change in shares	(6,574,496)		(4,475,869)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2014 (d)	$6.91	0.39	(0.22)	0.17	(0.43)	(0.43)	–	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013 (d)	$6.90	0.44	0.05	0.49	(0.48)	(0.48)	–	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%
Year Ended December 31, 2012 (d)	$6.54	0.50	0.45	0.95	(0.59)	(0.59)	–	$6.90	14.56%		$69,007,867	0.93%	7.10%	0.93%	44.83%
Year Ended December 31, 2011 (d)	$6.85	0.52	(0.28)	0.24	(0.56)	(0.56)	0.01	$6.54	3.82%		$63,005,092	0.92%	7.69%	0.92%	63.88%
Year Ended December 31, 2010 (d)	$6.60	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.85	13.15%		$76,634,315	0.92%	8.41%	0.92%	80.77%

Class Y Shares
Period Ended December 31, 2014 (d)(e)	$6.98	0.26	(0.31)	(0.05)	(0.28)	(0.28)	–	$6.65	(0.59%	)	$405,554	0.80%	5.65%	0.80%	41.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income and Moderate Growth Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund currently offers Class I and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the year. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

25

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Automotive	$18,712	$—	$—	$18,712
Independent Energy	—	—	2,899	2,899
Total Common Stocks	$18,712	$—	$2,899	$21,611
Corporate Bonds
Aerospace / Defense	—	1,403,813	—	1,403,813
Automotive	—	6,982,687	—	6,982,687
Building Materials	—	4,096,687	—	4,096,687
Cable Satellite	—	7,543,000	—	7,543,000
Chemicals	—	3,356,531	—	3,356,531
Construction Machinery	—	1,311,031	—	1,311,031
Consumer Cyclical Services	—	3,342,980	—	3,342,980
Consumer Products	—	4,389,781	—	4,389,781
Containers & Packaging	—	76,230	—	76,230
Diversified Manufacturing	—	2,854,363	—	2,854,363
Financial Institutions	—	3,966,062	—	3,966,062
Food & Beverage	—	5,824,100	—	5,824,100
Food & Staples Retailing	—	—	—	—
Gaming	—	6,680,920	—	6,680,920
Gas Utilities	—	227,375	—	227,375
Health Care Providers & Services	—	1,434,750	—	1,434,750
Healthcare	—	10,152,937	—	10,152,937
Hotels, Restaurants & Leisure	—	226,688	—	226,688
Independent Energy	—	8,098,062	—	8,098,062
Industrial—Other	—	3,603,850	—	3,603,850
Information Technology Services	—	445,500	—	445,500
Leisure	—	1,941,312	—	1,941,312
Lodging	—	869,813	—	869,813
Media	—	583,875	—	583,875
Media Entertainment	—	11,427,750	—	11,427,750
Metals & Mining	—	855,750	—	855,750
Midstream	—	7,218,915	—	7,218,915
Oil Field Services	—	867,500	—	867,500
Oil, Gas & Consumable Fuels	—	409,500	—	409,500
Packaging	—	8,117,969	—	8,117,969
Paper	—	1,410,344	—	1,410,344
Pharmaceuticals	—	2,098,500	—	2,098,500
Refining	—	419,688	—	419,688
Restaurants	—	2,284,250	—	2,284,250
Retailers	—	5,542,880	—	5,542,880
Software	—	129,688	—	129,688
Technology	—	19,572,377	—	19,572,377
Transportation Services	—	961,875	—	961,875
Utility—Electric	—	1,731,807	—	1,731,807
Wireless Communications	—	4,373,719	—	4,373,719
Wireless Telecommunication Services	—	765,313	—	765,313
Wireline Communications	—	915,625	—	915,625
Total Corporate Bonds	$—	$148,515,797	$—	$148,515,797
Warrants	20,644	—	—	20,644
Total	$39,356	$148,515,797	$2,899	$148,558,052

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2014

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Total
Balance as of 12/31/13	$—	$60	$60
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(4,601)	(60)	(4,661)
Purchases*	7,500	—	7,500
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 12/31/14	$2,899	$—	$2,899

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of December 31, 2014, the Fund had an overdrawn balance of $1,214,593 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5.

(c)	Restricted Securities

At December 31, 2014, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2014 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	2,500,000	4/21/2011	$—	$—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	575,000	3/23/2006	575,000	—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	100,000	10/29/2007	99,170	—	0.00%
Total					$674,170	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

27

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to defaulted bonds and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$—	$26,951	$(26,951)

Amount designated as “—“ is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized gains

28

Notes to Financial Statements (Continued)

December 31, 2014

or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.69%.

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $118,015 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $587.

29

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class III shares of the Fund.

For the year ended December 31, 2014, NFS earned $ 281,087 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and the year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $1,856 and $19,455, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $76,244,853 and sales of $116,976,062 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of

30

Notes to Financial Statements (Continued)

December 31, 2014

shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,752,971	$—	$10,752,971	$—	$10,752,971

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,964,330	$—	$12,964,330	$—	$12,964,330

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$570,306	$1,390,969	$1,961,275	$—	$(3,764,458)	$(1,803,183)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$152,322,510	$2,477,560	$(6,242,018)	$(3,764,458)

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $3,593,400 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Federated NVIT High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

33

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.01%.

34

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

40

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

42

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

43

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

44

Annual Report

December 31, 2014

NVIT Core Bond Fund

AR-CB 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Core Bond Fund

For the annual period ended December 31, 2014, the NVIT Core Bond Fund (Class Y) returned 5.11% versus 5.97% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 35 funds as of December 31, 2014) was 5.59% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several key themes, including geopolitical events, central bank actions, U.S. elections and plunging oil prices contributed to a volatile year in the capital markets in 2014.

Globally, surging conflicts in the Middle East and in Ukraine, as well as civil unrest in Hong Kong, created uncertainty and at times significant market movement. Specifically, U.S. Treasurys became the flight-to-quality trade, driving the yield on 10-year Treasury notes lower during much of the reporting period and closing lower by nearly 100 basis points relative to the start of 2014. Geopolitical influences on the capital markets, however, tend to be short-lived, with business cycle, fundamental and technical factors ultimately driving the value of assets.

As many market observers had expected, in October 2014 the Federal Reserve concluded its quantitative easing (QE) program of monthly open-market purchases of government and federal Agency securities. This strategy was an effort to hold interest rates low to stimulate the U.S. economy. Fed-controlled short-term rates remained low and the market focus shifted to anticipation of when the Fed will begin tightening monetary policy. Growth in the U.S. economy was strong by the end of 2014, and there have been meaningful and broad gains in employment. The collapse of commodity prices during the second half of the year, however, particularly in the energy space, resulted in less inflationary pressure as 2014 progressed. This softened inflationary environment, when combined with still less than full employment participation rates, potentially lengthened the time until the Fed begins to tighten monetary policy.

Throughout 2014, the U.S. economic environment was favorable for credit assets such as investment-grade corporate bonds and asset-backed securities. The Fund’s overweight position in investment-grade corporate bonds provided the most positive contribution to Fund performance relative to the Fund’s benchmark during the reporting period, driven by favorable underlying fundamentals, technical factors and the business cycle. Corporate earnings generally were strong and demand for new corporate debt issuance remained healthy during the reporting period.

Within the credit sector, oilfield services bonds were the worst-performing sector for the Fund during the reporting period. The Fund’s metals and mining holdings as well as bank holdings performed well during the reporting period. In 2014, banks began to put many of the large legal settlements from the 2007–2009 financial crisis behind them. The Fund’s underweight positions in government securities and Agency mortgage-backed securities detracted from Fund performance during the reporting period.

The Fund’s duration remained shorter than that of the benchmark during the reporting period on the expectation of gradually rising rates, detracting from relative Fund performance for the period.

The Fund did not hold derivatives during the period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Core Bond Fund

Objective

The Fund seeks a high level of current income consistent with preserving capital.

Highlights

•	The NVIT Core Bond Fund (Class Y) returned 5.11%, underperforming the benchmark by 0.86% and underperforming the Lipper peer category median by 0.48% during the reporting period

•	The Fund’s overweight position in investment-grade corporate bonds provided the most positive contribution to Fund performance relative to the Fund’s benchmark during the reporting period

•	The Fund’s duration remained shorter than that of the benchmark during the reporting period on the expectation of gradually rising rates, detracting from relative Fund performance for the period

Asset Allocation†

Corporate Bonds	61.0%
U.S. Government Sponsored & Agency Obligations	8.6%
Collateralized Mortgage Obligations	5.3%
U.S. Government Mortgage Backed Agencies	4.4%
U.S. Treasury Notes	4.4%
Commercial Mortgage Backed Securities	4.2%
Asset-Backed Securities	4.0%
Municipal Bonds	2.1%
Repurchase Agreements	2.1%
Yankee Dollars	2.0%
Bank Loans	1.7%
Sovereign Bond	0.8%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries††

Banks	11.4%
Oil, Gas & Consumable Fuels	7.5%
Chemicals	4.2%
Gas Utilities	4.1%
Real Estate Investment Trusts (REITs)	3.8%
Insurance	3.6%
Food Products	2.7%
Diversified Financial Services	2.4%
Metals & Mining	2.2%
Health Care Providers & Services	2.2%
Other Industries*	55.9%
100.0%

Top Holdings††

U.S. Treasury Notes, 0.63%, 04/30/18	2.8%
Thacher Park CLO, 2.45%, 10/20/26	1.8%
Federal National Mortgage Association, 4.38%, 10/15/15	1.6%
Private Export Funding Corp., 4.30%, 12/15/21	1.4%
Five Corners Funding Trust, 4.42%, 11/15/23	1.3%
CoBank, ACB, 7.88%, 04/16/18	1.2%
Tennessee Valley Authority, 5.88%, 04/01/36	1.0%
Government National Mortgage Association, 5.00%, 03/16/37	1.0%
Babson CLO Ltd., 2.53%, 01/15/26	1.0%
Tyson Foods, Inc., 3.95%, 08/15/24	1.0%
Other Holdings*	85.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	5.06%	4.85%	4.75%
Class II	4.68%	4.55%	4.47%
Class Y	5.11%	4.99%	4.89%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.57%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.60%
Class II	0.85%
Class Y	0.45%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund since inception through 12/31/14 versus performance of the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,005.40	2.98	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.23	3.01	0.59
Class II Shares	Actual	(a)	1,000.00	1,003.50	4.24	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(a)	1,000.00	1,005.90	2.22	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Core Bond Fund

Asset-Backed Securities 4.0%

	Principal Amount	Market Value

Automobiles 0.0%†
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.20%, 09/16/19 (a)	$49,991	$50,097

Other 4.0%
Apidos CLO XIX, Series 2014-19A, Class B, 2.66%, 10/17/26 (a)(b)	5,000,000	4,994,970
Babson CLO Ltd., Series 2014-3A, Class B1, 2.53%, 01/15/26 (a)(b)	15,000,000	14,900,625
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3, 1.79%, 05/15/46 (a)	6,000,000	5,938,995
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1.01%, 08/25/34 (b)	8,055,717	7,951,362
Thacher Park CLO, Series 2014-1A, Class B, 2.45%, 10/20/26 (a)(b)	28,000,000	27,918,632

		61,704,584

Total Asset-Backed Securities (cost $61,651,916)		61,754,681

Bank Loans 1.7%
Aerospace & Defense 0.3%
B/E Aerospace, Inc., Tranche B Term Loan, 0.45%, 11/21/21	5,000,000	4,970,000

Chemicals 0.1%
Huntsman International LLC, Tranche B Term Loan, 0.17%, 10/15/20	1,000,000	981,500

Commercial Services & Supplies 0.1%
EnergySolutions LLC, 0.29%, 05/29/20	1,994,987	1,985,631

Electrical Equipment 0.1%
Sensata Technologies B.V., Term Loan, 0.50%, 10/08/21	2,000,000	1,997,000

Electronic Equipment, Instruments & Components 0.1%
CPI International, Inc., 0.88%, 11/17/17	1,296,734	1,272,420

Bank Loans (continued)

	Principal Amount	Market Value

Health Care Providers & Services 0.1%
CHS/Community Health Systems, Inc., Tranche D Term Loan, 0.07%, 01/27/21	$1,994,962	$1,987,900

Information Technology Services 0.4%
First Data Corp., 0.23%, 03/24/17	3,250,000	3,197,188
SI Organization, Inc./Vencore, Inc., Term Loan, 0.25%, 10/24/19	1,933,119	1,918,620

		5,115,808

Metals & Mining 0.1%
Hi-Crush Partners LP, Tranche B Term Loan, 1.51%, 04/28/21	1,994,975	1,890,238

Software 0.3%
TIBCO Software, Inc., 0.60%, 11/25/20	5,000,000	4,833,350

Specialty Retail 0.1%
Camping World, Inc., Tranche B Term Loan, 0.63%, 09/01/19	1,987,261	1,982,293

Total Bank Loan (cost $27,086,392)		27,016,140

Collateralized Mortgage Obligations 5.3%
Federal Home Loan Mortgage Corp. REMICS Series 2653, Class C, 3.88%, 06/15/23	4,113,284	4,322,567
Series 3451, Class VB, 5.00%, 05/15/28	146,712	147,181
Series 3036, Class TM, 4.50%, 12/15/34	2,706,694	2,814,040
Series 3189, Class PC, 6.00%, 08/15/35	1,559,206	1,591,098
Series 3665, Class KA, 3.00%, 05/15/36	3,253,808	3,368,797
Series 3540, Class LN, 4.50%, 04/15/38	3,088,336	3,224,367
Federal National Mortgage Association REMICS Series 2010-86, Class VB, 3.00%, 05/25/28	3,481,429	3,550,261
Series 2005-53, Class MH, 5.50%, 03/25/34	935,365	949,424
Series 2007-6, Class PA, 5.50%, 02/25/37	1,278,190	1,397,830

9

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2010-122, Class TG, 3.00%, 04/25/39	$3,951,037	$4,094,504
Series 2009-78, Class BM, 4.00%, 06/25/39	2,160,830	2,279,772
Government National Mortgage Association Series 2010-61, Class PC, 4.50%, 02/20/37	8,000,000	8,486,874
Series 2010-6, Class PC, 5.00%, 03/16/37	15,000,000	15,975,831
Series 2010-37, Class ML, 4.50%, 12/20/38	12,000,000	12,815,031
Series 2010-112, Class QM, 2.50%, 09/20/39	3,768,293	3,828,331
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A5, 1.11%, 11/25/34 (b)	1,477,231	1,407,165
New Residential Mortgage Loan Trust, Series 2014-2A, Class A3, 3.75%, 05/25/54 (a)(b)	4,671,561	4,802,603
RALI Trust, Series 2004-QS2, Class CB, 5.75%, 02/25/34	5,776,133	5,931,603

Total Collateralized Mortgage Obligations (cost $79,517,213)		80,987,279

Commercial Mortgage Backed Securities 4.2%
Banc of America Commercial Mortgage, Inc. Series 2005-2, Class AM, 4.91%, 07/10/43 (b)	700,000	707,399
Series 2005-6, Class AJ, 5.15%, 09/10/47 (b)	730,000	754,251
Series 2005-6, Class A4, 5.15%, 09/10/47 (b)	2,276,340	2,323,130
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A4, 4.93%, 02/13/42 (b)	298,220	298,429
Series 2006-T22, Class AM, 5.58%, 04/12/38 (b)	500,000	524,587
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (b)	2,000,000	2,009,550
COMM Mortgage Trust, Series 2014-TWC, Class B, 1.75%, 02/13/32 (a)(b)	10,000,000	10,016,139

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a)	$2,250,000	$2,538,745
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4, 5.44%, 03/10/39	8,000,000	8,518,306
Series 2007-GG9, Class AM, 5.48%, 03/10/39	750,000	785,957
GS Mortgage Securities Corp. II Series 2006-GG8, Class A4, 5.56%, 11/10/39	1,966,782	2,084,242
Series 2006-GG8, Class AM, 5.59%, 11/10/39	2,000,000	2,126,869
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (b)	1,000,000	1,021,679
Series 2006-LDP6, Class A4, 5.47%, 04/15/43 (b)	1,304,215	1,349,578
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class AJ, 4.81%, 02/15/40	1,892,925	1,893,513
Series 2005-C7, Class AJ, 5.32%, 11/15/40 (b)	1,500,000	1,541,916
Series 2008-C1, Class A2, 6.15%, 04/15/41 (b)	1,500,000	1,653,894
Morgan Stanley Capital I Series 2005-T19, Class AJ, 4.99%, 06/12/47 (b)	1,000,000	1,012,954
Series 2006-T21, Class A4, 5.16%, 10/12/52 (b)	2,500,000	2,561,949
Series 2006-T23, Class AM, 5.81%, 08/12/41 (b)	1,479,000	1,569,374
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	992,490	1,080,074
Series 2011-C1, Class A4, 5.03%, 09/15/47 (a)(b)	3,000,000	3,380,613
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.40%, 07/13/29 (a)(b)	3,500,000	3,616,839
Series 2014-CPT, Class C, 3.45%, 07/13/29 (a)(b)	11,000,000	11,168,013

Total Commercial Mortgage Backed Securities (cost $63,146,596)		64,538,000

Corporate Bonds 61.0%
Aerospace & Defense 0.4%
Northrop Grumman Corp.,
5.05%, 08/01/19	6,000,000	6,663,692

10

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines 1.4%
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 07/15/24	$10,902,833	$11,638,774
British Airways PLC,
Series 2013-1, Class A, 4.63%, 06/20/24 (a)	9,577,340	10,128,037
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A-1, 7.71%, 04/02/21	242,078	271,430

		22,038,241

Automobiles 0.3%
Hyundai Capital America,
2.88%, 08/09/18 (a)	5,000,000	5,091,649

Banks 11.5%
Bank of America Corp.,
1.27%, 01/15/19 (b)	10,000,000	10,067,675
Series L, 2.60%, 01/15/19	7,000,000	7,056,180
4.20%, 08/26/24	5,000,000	5,101,670
4.25%, 10/22/26	3,000,000	2,996,019
Bank of America NA,
5.30%, 03/15/17	4,000,000	4,292,845
6.10%, 06/15/17	11,800,000	12,972,801
BPCE SA,
4.50%, 03/15/25 (a)	6,500,000	6,357,262
Citigroup, Inc.,
2.50%, 07/29/19	5,000,000	5,000,047
CoBank, ACB,
7.88%, 04/16/18 (a)	15,685,000	18,256,998
0.84%, 06/15/22 (a)(b)	10,000,000	9,275,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.63%, 12/01/23 (c)	5,000,000	5,303,568
Fifth Third Bancorp,
4.50%, 06/01/18	6,350,000	6,839,270
Fifth Third Bank,
2.88%, 10/01/21	5,000,000	5,002,912
HSBC Bank USA NA,
6.00%, 08/09/17	3,000,000	3,298,063
4.88%, 08/24/20	3,000,000	3,312,432
HSBC Holdings PLC,
5.25%, 03/14/44	2,750,000	3,078,872
Huntington Bancshares, Inc.,
2.60%, 08/02/18	5,000,000	5,051,186
7.00%, 12/15/20 (c)	2,500,000	2,998,363
ING Bank NV,
5.80%, 09/25/23 (a)	3,000,000	3,330,142
JPMorgan Chase & Co.,
7.90%, 04/30/18 (d)	1,000,000	1,076,250
3.88%, 09/10/24	3,000,000	3,002,554

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
JPMorgan Chase Bank NA,
6.00%, 10/01/17	$8,350,000	$9,266,904
PNC Bank NA,
2.70%, 11/01/22	10,300,000	9,894,880
Sovereign Bank,
8.75%, 05/30/18	7,500,000	8,929,380
Standard Chartered Bank,
6.40%, 09/26/17 (a)	11,900,000	12,973,686
SunTrust Bank,
5.20%, 01/17/17	5,000,000	5,346,399
Wells Fargo & Co.,
4.10%, 06/03/26	7,000,000	7,131,706

		177,213,064

Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
6.88%, 11/15/19	1,500,000	1,802,639

Biotechnology 1.2%
Celgene Corp.,
3.25%, 08/15/22	7,000,000	7,045,065
4.00%, 08/15/23	2,000,000	2,101,993
4.63%, 05/15/44	2,350,000	2,439,071
Gilead Sciences, Inc.,
4.80%, 04/01/44	3,000,000	3,337,200
4.50%, 02/01/45	2,500,000	2,665,338

		17,588,667

Capital Markets 0.9%
FMR LLC,
7.49%, 06/15/19 (a)	3,250,000	3,898,987
6.50%, 12/14/40 (a)	3,000,000	4,009,155
5.15%, 02/01/43 (a)	3,000,000	3,413,926
Morgan Stanley,
5.75%, 01/25/21	2,000,000	2,294,712

		13,616,780

Chemicals 2.8%
Agrium, Inc.,
6.75%, 01/15/19	7,173,000	8,275,541
CF Industries, Inc.,
7.13%, 05/01/20	5,000,000	5,943,750
3.45%, 06/01/23 (c)	6,000,000	5,903,508
Cytec Industries, Inc.,
3.50%, 04/01/23	10,000,000	10,061,034
3.95%, 05/01/25	5,750,000	5,845,604
Mosaic Global Holdings, Inc.,
7.38%, 08/01/18	5,000,000	5,678,009
Potash Corp. of Saskatchewan, Inc.,
5.63%, 12/01/40 (c)	1,500,000	1,835,784

		43,543,230

11

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.2%
Clean Harbors, Inc.,
5.13%, 06/01/21	$1,800,000	$1,791,000
GATX Corp.,
5.20%, 03/15/44	1,000,000	1,093,456

		2,884,456

Communications Equipment 0.3%
Motorola Solutions, Inc.,
4.00%, 09/01/24 (c)	5,000,000	5,022,113

Consumer Finance 0.8%
Student Loan Marketing Association,
0.00%, 10/03/22	14,956,000	12,068,967

Diversified Financial Services 2.4%
General Electric Capital Corp.,
6.00%, 08/07/19	2,000,000	2,326,015
5.30%, 02/11/21	6,000,000	6,844,691
4.65%, 10/17/21	5,000,000	5,625,358
5.40%, 05/15/22	1,125,000	1,266,921
Hyundai Capital Services, Inc.,
3.50%, 09/13/17 (a)	13,740,000	14,181,329
MassMutual Global Funding II,
3.60%, 04/09/24 (a)	3,000,000	3,128,706
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/01/18	2,500,000	3,258,598

		36,631,618

Diversified Telecommunication Services 2.1%
Verizon Communications, Inc.,
2.55%, 06/17/19	7,000,000	7,060,383
5.15%, 09/15/23	9,000,000	9,966,267
3.50%, 11/01/24	15,000,000	14,761,761

		31,788,411

Electric Utilities 2.1%
Ameren Illinois Co.,
3.25%, 03/01/25	5,500,000	5,574,427
Exelon Generation Co. LLC,
4.25%, 06/15/22	5,000,000	5,189,291
ITC Holdings Corp.,
6.05%, 01/31/18 (a)	4,150,000	4,632,154
3.65%, 06/15/24	12,000,000	12,168,727
NextEra Energy Capital Holdings, Inc.,
2.70%, 09/15/19	5,000,000	5,050,647

		32,615,246

Electronic Equipment & Instruments 0.7%
Koninklijke Philips Electronics NV,
3.75%, 03/15/22	10,000,000	10,419,840

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 0.2%
Weatherford International Ltd.,
6.00%, 03/15/18	$1,000,000	$1,058,243
Weatherford International, Inc.,
6.35%, 06/15/17	1,465,000	1,568,052

		2,626,295

Food & Staples Retailing 2.1%
CVS Pass-Through Trust,
6.04%, 12/10/28	7,062,704	8,223,438
6.94%, 01/10/30	11,845,021	14,327,242
Sysco Corp.,
3.50%, 10/02/24	5,000,000	5,148,228
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	5,000,000	5,026,178

		32,725,086

Food Products 2.7%
ConAgra Foods, Inc.,
4.95%, 08/15/20	4,250,000	4,694,502
3.20%, 01/25/23	7,234,000	7,026,343
Kraft Foods Group, Inc.,
3.50%, 06/06/22	10,000,000	10,247,122
Post Holdings, Inc.,
6.75%, 12/01/21 (a)	2,800,000	2,737,000
Tyson Foods, Inc.,
2.65%, 08/15/19	2,150,000	2,166,311
3.95%, 08/15/24 (c)	14,350,000	14,856,182

		41,727,460

Gas Utilities 4.2%
Boardwalk Pipelines LP,
4.95%, 12/15/24	14,750,000	14,664,279
Enbridge Energy Partners LP,
5.20%, 03/15/20	4,500,000	4,902,517
Energy Transfer Partners LP,
6.50%, 02/01/42	2,000,000	2,300,435
Enterprise Products Operating LLC,
4.85%, 03/15/44	5,000,000	5,221,079
Kinder Morgan Energy Partners LP,
3.50%, 03/01/21	5,000,000	4,930,673
3.95%, 09/01/22	5,000,000	4,959,425
4.15%, 02/01/24	5,000,000	4,987,209
Kinder Morgan, Inc.,
4.30%, 06/01/25	5,000,000	5,006,495
5.55%, 06/01/45	1,500,000	1,534,151
Spectra Energy Partners LP,
4.60%, 06/15/21	2,700,000	2,937,457
4.75%, 03/15/24	12,000,000	12,701,187

		64,144,907

12

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 2.1%
Becton Dickinson and Co.,
3.73%, 12/15/24	$4,000,000	$4,113,937
Dignity Health,
3.13%, 11/01/22	6,000,000	5,934,568
3.81%, 11/01/24	4,000,000	4,138,468
Express Scripts Holding Co.,
4.75%, 11/15/21	5,000,000	5,521,018
3.50%, 06/15/24	5,000,000	4,986,436
Hospira, Inc.,
6.05%, 03/30/17	6,784,000	7,335,140

		32,029,567

Insurance 3.6%
Aflac, Inc.,
3.63%, 06/15/23	11,000,000	11,201,312
Five Corners Funding Trust,
4.42%, 11/15/23 (a)	18,750,000	19,870,354
Liberty Mutual Group, Inc.,
4.95%, 05/01/22 (a)	8,000,000	8,649,618
MetLife, Inc.,
6.75%, 06/01/16	4,000,000	4,312,984
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	2,000,000	2,002,666
4.13%, 11/01/24 (a)	9,650,000	9,893,568

		55,930,502

Media 0.9%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
3.80%, 03/15/22	5,000,000	5,083,666
NBCUniversal Media LLC,
4.38%, 04/01/21	4,000,000	4,400,396
Time Warner Cable, Inc.,
6.75%, 07/01/18	3,250,000	3,727,772

		13,211,834

Metals & Mining 1.9%
Freeport-McMoRan Copper & Gold, Inc.,
3.10%, 03/15/20	2,500,000	2,434,907
3.55%, 03/01/22	4,190,000	3,955,098
3.88%, 03/15/23 (c)	13,170,000	12,374,429
5.45%, 03/15/43	2,000,000	1,891,645
Kinross Gold Corp.,
6.88%, 09/01/41	5,000,000	4,729,649
Xstrata (Canada) Financial Corp.,
4.95%, 11/15/21 (a)	2,000,000	2,097,469
Xstrata Finance (Canada) Ltd.,
5.80%, 11/15/16 (a)	2,148,000	2,302,954

		29,786,151

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities & Unregulated Power 0.4%
Calpine Corp.,
7.88%, 01/15/23 (a)	$5,068,000	$5,587,470

Oil, Gas & Consumable Fuels 7.4%
Atwood Oceanics, Inc.,
6.50%, 02/01/20	3,400,000	3,060,000
Baytex Energy Corp.,
5.13%, 06/01/21 (a)(c)	4,800,000	4,080,000
BP AMI Leasing, Inc.,
5.52%, 05/08/19 (a)	3,000,000	3,373,287
BP Capital Markets PLC,
2.24%, 05/10/19	10,000,000	9,965,922
3.56%, 11/01/21 (c)	8,000,000	8,168,603
Continental Resources, Inc.,
4.90%, 06/01/44 (c)	2,000,000	1,728,790
Encana Corp.,
3.90%, 11/15/21 (c)	8,000,000	7,897,326
Global Marine, Inc.,
7.00%, 06/01/28	1,000,000	905,000
Murphy Oil Corp.,
3.70%, 12/01/22 (c)	15,500,000	13,846,576
Noble Energy, Inc.,
3.90%, 11/15/24	7,500,000	7,424,639
Noble Holding International Ltd.,
3.95%, 03/15/22 (c)	10,000,000	8,650,430
Petroleos Mexicanos,
3.50%, 01/30/23 (c)	5,000,000	4,776,120
Pride International, Inc.,
6.88%, 08/15/20	2,500,000	2,806,464
Rowan Cos., Inc.,
5.00%, 09/01/17	6,280,000	6,515,497
4.88%, 06/01/22	2,830,000	2,744,563
4.75%, 01/15/24 (c)	5,000,000	4,724,428
Transocean, Inc.,
7.38%, 04/15/18	5,500,000	5,403,750
6.50%, 11/15/20 (c)	3,000,000	2,827,500
6.38%, 12/15/21 (c)	8,000,000	7,380,000
6.80%, 03/15/38 (c)	1,500,000	1,263,750
7.35%, 12/15/41	1,000,000	890,000
WPX Energy, Inc.,
6.00%, 01/15/22	4,800,000	4,704,000

		113,136,645

Pharmaceuticals 0.9%
Watson Pharmaceuticals, Inc.,
1.88%, 10/01/17	7,416,000	7,368,741
3.25%, 10/01/22	7,000,000	6,819,954

		14,188,695

Real Estate Investment Trusts (REITs) 3.8%
CommonWealth REIT,
6.25%, 06/15/17	1,250,000	1,339,882

13

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Corporate Office Properties LP,
3.70%, 06/15/21	$12,500,000	$12,504,157
Corrections Corp. of America,
4.13%, 04/01/20	2,300,000	2,231,000
Highwoods Realty LP,
5.85%, 03/15/17	1,380,000	1,500,302
Piedmont Operating Partnership LP,
4.45%, 03/15/24	10,000,000	10,300,947
ProLogis LP,
2.75%, 02/15/19	10,000,000	10,153,897
3.35%, 02/01/21	5,000,000	5,067,534
Scentre Group Trust 1/Scentre Group Trust 2,
3.50%, 02/12/25 (a)	9,000,000	9,023,760
WEA Finance LLC/Westfield UK & Europe Finance PLC,
2.70%, 09/17/19 (a)	7,000,000	7,003,049

		59,124,528

Road & Rail 1.2%
Burlington Northern Santa Fe LLC,
4.90%, 04/01/44	7,250,000	8,160,632
CSX Corp.,
3.40%, 08/01/24 (c)	10,000,000	10,119,172

		18,279,804

Technology 0.2%
Audatex North America, Inc.,
6.00%, 06/15/21 (a)	3,035,000	3,141,225

Textiles, Apparel & Luxury Goods 0.3%
Levi Strauss & Co.,
6.88%, 05/01/22	4,800,000	5,196,000

Tobacco 1.2%
Altria Group, Inc.,
4.75%, 05/05/21	4,000,000	4,424,082
4.00%, 01/31/24 (c)	3,250,000	3,397,088
Reynolds American, Inc.,
3.25%, 11/01/22	3,000,000	2,922,127
4.85%, 09/15/23	7,000,000	7,542,671

		18,285,968

Wireless Telecommunication Services 0.7%
Sprint Communications, Inc.,
7.00%, 03/01/20 (a)	5,400,000	5,805,000
T-Mobile USA, Inc.,
6.25%, 04/01/21	4,800,000	4,908,000

		10,713,000

Total Corporate Bonds (cost $920,327,157)		938,823,750

Municipal Bonds 2.1%

	Principal Amount	Market Value

California 1.4%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	$3,885,000	$4,837,175
State of California, GO
5.70%, 11/01/21	10,250,000	12,083,110
6.65%, 03/01/22	4,000,000	4,933,160

		21,853,445

District of Columbia 0.7%
Metropolitan Washington Airports Authority, RB
7.46%, 10/01/46	6,000,000	8,214,060
Series D, 8.00%, 10/01/47	2,000,000	2,705,800

		10,919,860

Total Municipal Bonds (cost $30,192,351)		32,773,305

Sovereign Bond 0.8%
ISRAEL 0.8%
Israel Government AID Bond,
5.50%, 12/04/23	10,602,000	13,077,086

Total Sovereign Bond (cost $12,729,618)		13,077,086

U.S. Government Mortgage Backed Agencies 4.4%
Federal National Mortgage Association Pool
Pool# 464279 4.30%, 07/01/21	2,556,794	2,658,436
Pool# 874296 6.35%, 02/01/25	2,515,935	2,898,671
Pool# AU3180 3.00%, 08/01/28	13,311,836	13,870,309
Pool# AP0524 3.00%, 07/01/42	6,238,086	6,327,028
Pool# AP4507 3.00%, 09/01/42	11,715,833	11,882,875
Pool# AQ9116 3.00%, 12/01/42	12,660,087	12,832,679
Pool# AR4239 3.00%, 02/01/43	13,784,537	13,972,459
Pool# AR9398 3.50%, 06/01/43	3,060,820	3,195,807

Total U.S. Government Mortgage Backed Agencies (cost $68,466,896)		67,638,264

14

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 8.6%

	Principal Amount	Market Value

Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 5.13%, 04/19/17(a)	$8,225,000	$8,977,145
Federal Farm Credit Banks 0.65%, 03/28/17	10,000,000	9,943,059
Federal Home Loan Banks
2.75%, 03/13/15	5,000,000	5,023,606
3.63%, 03/12/21	8,000,000	8,717,964
5.00%, 03/12/21	5,000,000	5,850,253
Federal Home Loan Mortgage Corp.
5.35%, 08/01/15	13,000,000	13,382,636
5.13%, 11/17/17	8,000,000	8,902,070
Federal National Mortgage Association
4.38%, 10/15/15	24,000,000	24,768,559
0.00%, 06/01/17	1,000,000	975,552
Private Export Funding Corp.
2.25%, 12/15/17	7,000,000	7,197,080
4.30%, 12/15/21	20,000,000	22,316,190
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	16,190,855

Total U.S. Government Sponsored & Agency Obligations (cost $126,133,570)		132,244,969

U.S. Treasury Notes 4.4%
U.S. Treasury Inflation Indexed Note, 2.13%, 01/15/19(e)	3,000,000	3,568,018
U.S. Treasury Notes
0.75%, 02/28/18(c)	12,000,000	11,831,250
0.63%, 04/30/18(c)	45,000,000	44,078,904
1.63%, 11/15/22(c)	8,000,000	7,756,250

Total U.S. Treasury Notes (cost $68,193,205)		67,234,422

Yankee Dollars 2.0%
Chemicals 1.4%
Agrium, Inc.
7.13%, 05/23/36	1,500,000	1,915,890
4.90%, 06/01/43	3,500,000	3,626,457
5.25%, 01/15/45	2,500,000	2,732,920
Potash Corp. of Saskatchewan, Inc., 3.63%, 03/15/24 (c)	12,525,000	12,881,287

		21,156,554

Energy Equipment & Services 0.3%
Weatherford International Ltd., 6.50%, 08/01/36	4,700,000	4,311,584

Metals & Mining 0.2%
Xstrata Canada Corp., 6.00%, 10/15/15	2,740,000	2,848,327

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.1%
Nexen, Inc., 7.40%, 05/01/28	$2,000,000	$2,639,461

Total Yankee Dollars (cost $30,350,091)		30,955,926

Repurchase Agreements 2.1%
Barclays Capital, Inc., 0.05%, dated 12/31/14, due 01/02/15, repurchase price $25,000,069, collateralized by U.S. Government Treasury Security, 2.50%, maturing 05/15/24; total market value $25,500,010. (f)(g)	25,000,000	25,000,000
Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $1,990,829, collateralized by U.S. Government Agency Securities, ranging from 1.63%-4.00%, maturing 11/20/21-02/20/44; total market value $2,030,644. (f)(g)	1,990,820	1,990,820
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $5,000,022, collateralized by U.S. Government Agency Securities, ranging from 1.63%-7.00%, maturing 08/20/18-12/20/44; total market value $5,100,000. (f)(g)	5,000,000	5,000,000

Total Repurchase Agreements (cost $31,990,820)		31,990,820

Total Investments (cost $1,519,785,825) (h) — 100.6%		1,549,034,642
Liabilities in excess of other assets — (0.6)%		(9,396,085)

NET ASSETS — 100.0%		$1,539,638,557

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $282,547,867 which represents 18.35% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

15

Statement of Investments (Continued)

December 31, 2014

NVIT Core Bond Fund (Continued)

(c)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $150,668,977, which was collateralized by a repurchase agreement with a value of $31,990,820 and $122,835,636 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00%-41.81%, and maturity dates ranging from 04/15/15-12/20/64 a total value of $154,826,456.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date reflects the next call date.

(e)	Principal amounts are not adjusted for inflation.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $31,990,820.

(g)	Please refer to Note 2 for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
ACB	Agricultural Credit Bank

AID	Agency for International Development

BA	Limited

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT Core Bond Fund
Assets:
Investments, at value* (cost $1,487,795,005)	$1,517,043,822
Repurchase agreements, at value (cost $31,990,820)	31,990,820

Total Investments, at value (total cost $1,519,785,825)	1,549,034,642

Cash	33,935,799
Interest receivable	12,067,060
Security lending income receivable	22,512
Receivable for investments sold	333,333
Receivable for capital shares issued	285,591
Prepaid expenses	2,440

Total Assets	1,595,681,377

Liabilities:
Payable for investments purchased	22,667,377
Payable for capital shares redeemed	749,438
Payable upon return of securities loaned (Note 2)	31,990,820
Accrued expenses and other payables:
Investment advisory fees	512,208
Fund administration fees	38,623
Distribution fees	22,213
Administrative servicing fees	13,039
Accounting and transfer agent fees	1,541
Custodian fees	4,496
Compliance program costs (Note 3)	1,221
Professional fees	32,754
Printing fees	7,156
Other	1,934

Total Liabilities	56,042,820

Net Assets	$1,539,638,557

Represented by:
Capital	$1,499,988,252
Accumulated undistributed net investment income	3,093,196
Accumulated net realized gains from investments	7,308,292
Net unrealized appreciation/(depreciation) from investments	29,248,817

Net Assets	$1,539,638,557

Net Assets:
Class I Shares	$16,257,526
Class II Shares	102,727,503
Class Y Shares	1,420,653,528

Total	$1,539,638,557

*	Includes value of securities on loan of $150,668,977 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Core Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,489,336
Class II Shares	9,437,538
Class Y Shares	130,227,284

Total	141,154,158

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.92
Class II Shares	$10.88
Class Y Shares	$10.91

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$49,942,771
Income from securities lending (Note 2)	224,352
Dividend income	9,091

Total Income	50,176,214

EXPENSES:
Investment advisory fees	5,834,502
Fund administration fees	442,935
Distribution fees Class II Shares	275,728
Administrative servicing fees Class I Shares	23,284
Administrative servicing fees Class II Shares	165,438
Professional fees	89,414
Printing fees	12,098
Trustee fees	42,742
Custodian fees	55,541
Accounting and transfer agent fees	7,870
Compliance program costs (Note 3)	4,788
Other	33,025

Total expenses before earnings credit	6,987,365

Earnings credit (Note 5)	(563)

Net Expenses	6,986,802

NET INVESTMENT INCOME	43,189,412

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,636,536
Net change in unrealized appreciation/(depreciation) from investments	20,426,347

Net realized/unrealized gains from investments	29,062,883

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,252,295

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$43,189,412	$35,671,974
Net realized gains from investments	8,636,536	2,279,392
Net change in unrealized appreciation/(depreciation) from investments	20,426,347	(61,386,325)

Change in net assets resulting from operations	72,252,295	(23,434,959)

Distributions to Shareholders From:
Net investment income:
Class I	(452,645)	(338,733)
Class II	(2,622,586)	(2,700,809)
Class Y	(40,999,984)	(34,948,419)
Net realized gains:
Class I	–	(155,358)
Class II	–	(1,185,543)
Class Y	–	(12,746,076)

Change in net assets from shareholder distributions	(44,075,215)	(52,074,938)

Change in net assets from capital transactions	128,257,437	261,937,825

Change in net assets	156,434,517	186,427,928

Net Assets:
Beginning of year	1,383,204,040	1,196,776,112

End of year	$1,539,638,557	$1,383,204,040

Accumulated undistributed net investment income at end of year	$3,093,196	$2,846,169

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,027,931	$5,260,451
Dividends reinvested	452,645	494,091
Cost of shares redeemed	(4,876,161)	(11,333,011)

Total Class I Shares	2,604,415	(5,578,469)

Class II Shares
Proceeds from shares issued	10,598,818	12,736,715
Dividends reinvested	2,622,586	3,886,352
Cost of shares redeemed	(24,155,217)	(20,065,358)

Total Class II Shares	(10,933,813)	(3,442,291)

Class Y Shares
Proceeds from shares issued	177,489,114	246,672,465
Dividends reinvested	40,999,984	47,694,495
Cost of shares redeemed	(81,902,263)	(23,408,375)

Total Class Y Shares	136,586,835	270,958,585

Change in net assets from capital transactions	$128,257,437	$261,937,825

20

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	635,086	475,697
Reinvested	41,574	45,810
Redeemed	(440,412)	(1,023,385)

Total Class I Shares	236,248	(501,878)

Class II Shares
Issued	964,815	1,153,102
Reinvested	241,496	361,627
Redeemed	(2,190,491)	(1,810,602)

Total Class II Shares	(984,180)	(295,873)

Class Y Shares
Issued	16,052,960	22,089,349
Reinvested	3,769,060	4,424,181
Redeemed	(7,395,005)	(2,100,387)

Total Class Y Shares	12,427,015	24,413,143

Total change in shares	11,679,083	23,615,392

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2014 (b)	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	–	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013 (b)	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	–	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%
Year Ended December 31, 2012 (b)	$10.89	0.34	0.50	0.84	(0.35)	(0.07)	(0.42)	–	$11.31	7.75%		$19,849,931	0.60%	2.99%	0.60%	44.60%
Year Ended December 31, 2011 (b)	$10.53	0.34	0.35	0.69	(0.33)	–	(0.33)	–	$10.89	6.59%		$20,380,874	0.60%	3.18%	0.60%	43.26%
Year Ended December 31, 2010 (b)	$10.21	0.34	0.38	0.72	(0.29)	(0.11)	(0.40)	–	$10.53	7.06%		$15,195,891	0.62%	3.18%	0.62%	38.76%

Class II Shares
Year Ended December 31, 2014 (b)	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	–	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013 (b)	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	–	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%
Year Ended December 31, 2012 (b)	$10.86	0.31	0.50	0.81	(0.32)	(0.07)	(0.39)	–	$11.28	7.48%		$120,912,530	0.85%	2.74%	0.85%	44.60%
Year Ended December 31, 2011 (b)	$10.51	0.31	0.34	0.65	(0.30)	–	(0.30)	–	$10.86	6.24%		$129,001,795	0.85%	2.92%	0.85%	43.26%
Year Ended December 31, 2010 (b)	$10.19	0.31	0.38	0.69	(0.26)	(0.11)	(0.37)	–	$10.51	6.78%		$146,037,394	0.87%	2.94%	0.87%	38.76%

Class Y Shares
Year Ended December 31, 2014 (b)	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	–	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013 (b)	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	–	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%
Year Ended December 31, 2012 (b)	$10.89	0.35	0.51	0.86	(0.37)	(0.07)	(0.44)	–	$11.31	7.91%		$1,056,013,651	0.45%	3.13%	0.45%	44.60%
Year Ended December 31, 2011 (b)	$10.53	0.36	0.34	0.70	(0.34)	–	(0.34)	–	$10.89	6.75%		$904,151,342	0.45%	3.33%	0.45%	43.26%
Year Ended December 31, 2010 (b)	$10.21	0.36	0.37	0.73	(0.30)	(0.11)	(0.41)	–	$10.53	7.22%		$609,548,016	0.46%	3.33%	0.46%	38.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

23

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

24

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

25

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.05%, dated 12/31/14, due 01/02/15, repurchase price $220,000,611, collateralized by a U.S. Government Treasury Note, 2.50%, maturing 05/15/24; total market value $224,400,084.

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–4.00%, maturing 11/20/21–02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%–7.00%, maturing 8/20/18–12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$25,000,000	$—	$25,000,000	$(25,000,000)	$—
Credit Suisse (USA) LLC	1,990,820	—	1,990,820	(1,990,820)	—
Goldman Sachs & Co.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$31,990,820	$—	$31,990,820	$(31,990,820)	—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

26

Notes to Financial Statements (Continued)

December 31, 2014

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investments
$—	$1,132,830	$(1,132,830)

Amount designated as “—“ is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

27

Notes to Financial Statements (Continued)

December 31, 2014

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.39%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,795,267 during the year ended December 31, 2014.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $442,935 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,788.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services.

28

Notes to Financial Statements (Continued)

December 31, 2014

These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $188,722 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014 and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $0 and $15, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $611,821,177 and sales of $461,261,017 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly

29

Notes to Financial Statements (Continued)

December 31, 2014

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,075,215	$—	$44,075,215	$—	$44,075,215

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$46,107,047	$5,967,891	$52,074,938	$—	$52,074,938

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,252,980	$3,148,508	$10,401,488	$—	$29,248,817	$39,650,305

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

30

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,519,785,825	$43,931,679	$(14,682,862)	$29,248,817

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

32

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

34

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

38

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

39

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

40

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

41

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Annual Report

December 31, 2014

NVIT Developing Markets Fund

AR-DMKT 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Developing Markets Fund

For the annual period ended December 31, 2014, the NVIT Developing Markets Fund (Class II) registered -5.85% versus -2.19% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 84 funds as of December 31, 2014) was -4.98% for the same time period.

Global equities produced mixed returns for 2014 as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk. U.S. stocks led the way, with the S&P 500® Index jumping 13.7%. Conversely, the MSCI Emerging Markets Index declined 2.2%, while non-U.S. developed markets, as measured by the MSCI EAFE® Index, slipped 4.9%.

Equities gained modestly in the first quarter of 2014 as policymakers around the world acted to support a strengthening global economy. Positive economic data helped U.S. stocks rally during the period despite an unseasonably harsh winter whose effects threatened consumer sentiment. Within Europe, the European Central Bank (ECB) maintained its record-low interest rate despite below-target inflation growth. In Asia, business sentiment remained weak in Japan ahead of the country’s April 1 sales-tax increase, while disappointing economic data and corporate news from China weighed on stocks, commodities and the country’s currency, the yuan.

Equities charged higher during the second quarter of 2014, producing robust gains as volatility subsided and interest rates remained low. U.S. investors largely shrugged off reports that the economy shrank in the first quarter, while the Federal Reserve underlined an improving economy by announcing it would wind down its monthly bond purchases. Emerging-market stocks also rose during the period, supported by positive manufacturing activity in both China and India. Meanwhile, low inflation and shrinking private-sector lending persisted in the eurozone, causing the ECB to take the extraordinary step of setting a negative deposit rate, effectively charging lenders for holding cash instead of lending.

Global equity returns were mostly subdued through the later summer months of 2014 as geopolitical risks rose and economic data disappointed. Despite these conditions, U.S. stocks logged third-quarter gains as investors cheered better-than-expected growth indicators, which included improvements in consumer spending, tourism and manufacturing. In Asia, the Bank of Japan provided assurances that it would not hesitate to take further action to bolster the economy after reporting that second-quarter gross domestic product (GDP) growth contracted, while pro-democracy demonstrations and worse-than-expected data from China tempered markets there. Falling food and energy prices caused eurozone inflation to slow, prompting ECB President Mario Draghi to announce two new programs to buy asset-backed securities and covered bonds issued by eurozone banks, in addition to an unexpected interest-rate cut.

By the final quarter of 2014, investors were processing a wide range of year-end economic data. U.S. stocks tallied another solid quarterly gain amid better-than-expected growth indicators, with the Fed offering a mostly upbeat assessment of the country’s economic prospects. Dangerously low inflation continued to pose a headwind for ECB policymakers amid weak manufacturing in the currency area’s three largest economies—Germany, France and Italy—while the specter of instability reappeared in Greece. Meanwhile, Japan’s economy shrank more than previously estimated in the third quarter, as capital spending declined and private consumption remained weak. Emerging-market stocks struggled during the fourth quarter as stocks in Russia declined further amid a tumbling ruble and weak oil prices, and Brazil grappled with a corruption scandal that threatened several key public-works projects that are critical to that country’s economic revival.

The Fund underperformed its benchmark, the MSCI Emerging Markets Index, during the annual reporting period. On a sector basis, Fund holdings in the energy, materials and health care sectors boosted relative Fund returns, while selections in consumer discretionary, financials and utilities all

4

Fund Commentary (con’t.)	NVIT Developing Markets Fund

detracted from relative Fund performance during the reporting period. From a country perspective, Fund holdings in India, Mexico and Poland added to relative Fund returns, while holdings in China, Russia and Brazil weighed on Fund performance during the reporting period. From an individual security perspective, Fund holdings in Maruti Suzuki India Ltd. (India), ICICI Bank Ltd. (India) and Alibaba Group Holding Ltd. Sponsored ADR (China) helped drive relative Fund results, while holdings in Hana Financial Group Inc. (South Korea), SJM Holdings Ltd. (China) and PTT Global Chemical Public Co. Ltd. (Thailand) weighed on Fund returns during the reporting period.

Although overhanging geopolitical situations and negative investor sentiment made the period a challenging one for emerging markets, we are cautiously optimistic for 2015. The U.S. economy continues to strengthen, and while growth in Europe and Japan has been somewhat weak, central bankers there have adopted an accommodative posture, with plans to use monetary policy to help stimulate growth.

At the same time, the halving of oil prices in recent months stands to benefit European and Japanese consumers and could stimulate spending. Oil-price declines also are a positive for emerging-market countries that import oil and gas, including India, Turkey and Indonesia. If, as many analysts believe, lower oil prices are a function of oversupply, prices could soon find a bottom. Emerging-market currencies already are battered, especially those of commodity and energy exporters such as Brazil and Russia, and stock valuations are relatively low. Meanwhile, the global growth profile remains promising, and oil-price declines make any rise in U.S. interest rates likely to be gradual, not sharp.

With our balanced investment approach, the Fund can take advantage of the valuation opportunities that recent asset-class weakness has opened up, while still having the chance to benefit from what we believe are best-in-class growth names, which provide momentum and competitive advantages.

The Fund did not employ derivatives during the reporting period.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Sean P. Fitzgibbon, CFA; and Jay Malikowski

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Developing Markets Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The NVIT Developing Markets Fund (Class II) registered -5.85%, underperforming the benchmark by 3.66% and the Lipper peer category median by 0.87% during the reporting period

•

On a sector basis, Fund holdings in the energy, materials and health care sectors boosted relative Fund returns, while selections in consumer discretionary, financials and utilities all detracted from relative Fund performance during the reporting period

•	From a country perspective, Fund holdings in India, Mexico and Poland added to relative Fund returns, while holdings in China, Russia and Brazil weighed on Fund performance during the reporting period

Asset Allocation†

Common Stocks	90.7%
Preferred Stocks	6.3%
Exchange Traded Fund	2.5%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Banks	20.9%
Oil, Gas & Consumable Fuels	8.0%
Technology Hardware, Storage & Peripherals	7.6%
Internet Software & Services	6.9%
Wireless Telecommunication Services	4.2%
Insurance	4.1%
Automobiles	3.6%
Capital Markets	3.4%
Semiconductors & Semiconductor Equipment	2.6%
Electronic Equipment, Instruments & Components	2.2%
Other Industries	36.5%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	4.8%
Alibaba Group Holding Ltd., ADR	2.8%
China Construction Bank Corp., H Shares	2.8%
Tencent Holdings Ltd.	2.7%
iShares MSCI Emerging Markets ETF	2.5%
Banco Bradesco SA	2.2%
CNOOC Ltd.	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.9%
Itau Unibanco Holding SA	1.8%
MTN Group Ltd.	1.7%
Other Holdings	74.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Overview (con’t.)	NVIT Developing Markets Fund

Top Countries††

China	20.8%
South Korea	13.9%
India	12.1%
Brazil	11.9%
Taiwan	9.5%
South Africa	5.1%
Hong Kong	4.8%
Thailand	4.5%
Russia	3.1%
United States	2.5%
Other Countries	11.8%
100.0%

††	Percentages indicated are based upon total investments as of December 31, 2014.

7

Fund Performance	NVIT Developing Markets Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class II	(5.85)%	(0.18)%	5.58%
MSCI Emerging Markets Index	(2.19)%	1.78%	8.43%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class II	1.67%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (con’t.)	NVIT Developing Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Developing Markets Fund versus performance of the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Developing Markets Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class II Shares	Actual	(a)	1,000.00	906.70	7.88	1.64
	Hypothetical	(a)(b)	1,000.00	1,016.94	8.34	1.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

NVIT Developing Markets Fund

Common Stocks 90.7%

	Shares	Market Value

BRAZIL 5.6%
Aerospace & Defense 0.8%
Embraer SA, ADR	14,330	$528,204

Airlines 0.6%
Gol Linhas Aereas Inteligentes SA, ADR*	70,450	405,088

Diversified Consumer Services 1.1%
Kroton Educacional SA	104,600	609,923

Diversified Financial Services 0.3%
Grupo BTG Pactual	17,500	185,323

Electric Utilities 0.5%
EDP — Energias do Brasil SA	97,900	330,360

Media 0.4%
Multiplus SA	23,100	278,083

Metals & Mining 0.7%
Vale SA — Preference Shares, ADR	61,860	449,104

Transportation Infrastructure 0.6%
Arteris SA	74,500	347,528

Water Utilities 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	56,200	359,628

		3,493,241

CHILE 0.5%
Banks 0.5%
Banco Santander Chile, ADR	16,120	317,886

CHINA 20.7%
Banks 2.7%
China Construction Bank Corp., H Shares	2,104,000	1,718,510

Capital Markets 0.8%
China Cinda Asset Management Co., Ltd., H Shares*	1,102,000	533,648

Communications Equipment 0.3%
BYD Electronic International Co., Ltd.	171,500	164,724

Diversified Telecommunication Services 0.4%
China Telecom Corp., Ltd., H Shares	430,000	249,395

Health Care Providers & Services 0.7%
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	200,700	451,910

Insurance 1.2%
New China Life Insurance Co., Ltd., H Shares	148,400	744,647

Internet & Catalog Retail 0.6%
Vipshop Holdings Ltd., ADR*	20,600	402,524

Internet Software & Services 5.5%
Alibaba Group Holding Ltd., ADR*	16,614	1,726,859
Tencent Holdings Ltd.	114,700	1,659,586

		3,386,445

Life Sciences Tools & Services 0.8%
WuXi PharmaTech Cayman Inc, ADR*	15,630	526,262

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Machinery 1.2%
CSR Corp., Ltd., H Shares	561,000	$755,268

Oil, Gas & Consumable Fuels 3.4%
China Shenhua Energy Co., Ltd., H Shares	257,500	759,860
CNOOC Ltd.	989,000	1,337,294

		2,097,154

Pharmaceuticals 0.9%
Sihuan Pharmaceutical Holdings Group Ltd.	874,000	581,349

Technology Hardware, Storage & Peripherals 1.6%
Lenovo Group Ltd.	792,000	1,034,046

Textiles, Apparel & Luxury Goods 0.6%
Anta Sports Products Ltd.	227,000	399,039

		13,044,921

COLOMBIA 1.0%
Banks 1.0%
Bancolombia SA, ADR	8,090	387,350
Grupo Aval Acciones y Valores, ADR	22,970	238,658

		626,008

GREECE 0.8%
Hotels, Restaurants & Leisure 0.8%
OPAP SA	45,000	482,233

HONG KONG 4.8%
Construction & Engineering 0.4%
China Singyes Solar Technologies Holdings Ltd.*	196,000	270,899

Electronic Equipment, Instruments & Components 0.9%
PAX Global Technology Ltd.*	529,000	541,858

Household Durables 1.0%
Haier Electronics Group Co., Ltd.	254,000	600,885

Independent Power and Renewable Electricity Producers 1.0%
China Resources Power Holdings Co., Ltd.	242,000	617,276

Real Estate Management & Development 1.0%
China Overseas Land & Investment Ltd.	212,000	627,144

Transportation Infrastructure 0.5%
COSCO Pacific Ltd.	239,846	339,687

		2,997,749

INDIA 12.0%
Automobiles 3.2%
Maruti Suzuki India Ltd.	19,110	1,028,774
Tata Motors Ltd.	128,790	1,007,466

		2,036,240

Banks 2.5%
Bank of Baroda	47,990	844,324
State Bank of India	141,910	697,146

		1,541,470

11

Statement of Investments (Continued)

December 31, 2014

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Chemicals 0.6%
UPL Ltd.	69,060	$377,747

Construction Materials 0.7%
Grasim Industries Ltd.	770	44,318
Grasim Industries Ltd., GDR	7,580	406,490

		450,808

Information Technology Services 1.1%
HCL Technologies Ltd.	27,160	685,938

Metals & Mining 0.5%
Hindalco Industries Ltd.	129,760	321,782

Oil, Gas & Consumable Fuels 2.3%
Coal India Ltd.	95,810	580,412
Oil & Natural Gas Corp., Ltd.	161,430	868,733

		1,449,145

Pharmaceuticals 0.5%
Aurobindo Pharma Ltd.	18,718	335,971

Wireless Telecommunication Services 0.6%
Bharti Infratel Ltd.	70,356	374,653

		7,573,754

INDONESIA 1.7%
Banks 1.2%
Bank Negara Indonesia Persero Tbk PT	1,497,300	733,669

Construction Materials 0.5%
Indocement Tunggal Prakarsa Tbk PT	160,500	323,849

		1,057,518

MALAYSIA 0.4%
Banks 0.4%
CIMB Group Holdings Bhd	152,500	242,035

MEXICO 1.1%
Beverages 1.1%
Arca Continental SAB de CV*	106,800	675,673

PERU 1.0%
Banks 1.0%
Credicorp Ltd.	3,960	634,313

PHILIPPINES 2.1%
Banks 1.4%
Metropolitan Bank & Trust Co.	471,043	868,514

Food Products 0.7%
Universal Robina Corp.	102,460	446,714

		1,315,228

POLAND 0.5%
Electric Utilities 0.5%
Energa SA	50,310	327,181

Common Stocks (continued)

	Shares	Market Value

RUSSIA 3.1%
Banks 0.3%
Sberbank of Russia, ADR	52,800	$204,494

Food & Staples Retailing 0.5%
X5 Retail Group NV, GDR Reg. S*	25,780	312,373

Metals & Mining 0.8%
MMC Norilsk Nickel OJSC, ADR	38,350	530,001

Oil, Gas & Consumable Fuels 1.5%
Lukoil OAO, ADR	16,470	631,625
Rosneft OAO, GDR Reg. S	79,920	278,623

		910,248

		1,957,116

SOUTH AFRICA 5.1%
Food Products 0.9%
Tiger Brands Ltd.	16,981	538,191

Health Care Providers & Services 1.2%
Mediclinic International Ltd.	89,420	774,019

Industrial Conglomerates 1.3%
Bidvest Group Ltd. (The)	30,688	802,303

Wireless Telecommunication Services 1.7%
MTN Group Ltd.	57,200	1,088,089

		3,202,602

SOUTH KOREA 13.7%
Banks 2.8%
DGB Financial Group, Inc.*	38,780	398,625
Hana Financial Group, Inc.	30,956	896,557
Shinhan Financial Group Co., Ltd.*	11,160	448,577

		1,743,759

Commercial Services & Supplies 0.5%
S-1 Corp.*	5,135	331,301

Electric Utilities 1.1%
Korea Electric Power Corp.*	18,124	698,372

Household Durables 0.7%
LG Electronics, Inc.*	7,750	415,138

Insurance 1.5%
Samsung Fire & Marine Insurance Co., Ltd.*	3,775	968,716

Internet Software & Services 1.5%
NAVER Corp.*	1,467	939,518

Technology Hardware, Storage & Peripherals 4.7%
Samsung Electronics Co., Ltd.	2,481	2,982,769

Wireless Telecommunication Services 0.9%
SK Telecom Co., Ltd.	2,430	594,361

		8,673,934

12

Statement of Investments (Continued)

December 31, 2014

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 9.4%
Banks 1.8%
E.Sun Financial Holding Co., Ltd.	1,067,073	$661,185
Mega Financial Holding Co., Ltd.	588,607	454,105

		1,115,290

Diversified Financial Services 1.3%
Fubon Financial Holding Co., Ltd.	525,300	836,135

Electronic Equipment, Instruments & Components 1.3%
AU Optronics Corp.*	1,631,000	827,842

Insurance 1.4%
China Life Insurance Co., Ltd.	1,036,834	856,510

Semiconductors & Semiconductor Equipment 2.5%
Advanced Semiconductor Engineering, Inc.	316,000	375,290
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	54,090	1,210,535

		1,585,825

Technology Hardware, Storage & Peripherals 1.1%
Pegatron Corp.	308,000	704,007

		5,925,609

THAILAND 4.5%
Beverages 0.6%
Thai Beverage PCL	723,000	375,271

Chemicals 0.4%
PTT Global Chemical PCL	174,020	270,019

Diversified Telecommunication Services 1.2%
Jasmine International PCL	3,388,000	751,420

Food Products 0.6%
Thai Union Frozen Products PCL	136,300	372,597

Oil, Gas & Consumable Fuels 0.8%
PTT PCL	48,800	478,053

Wireless Telecommunication Services 0.9%
Advanced Info Service PCL	72,970	553,344

		2,800,704

TURKEY 2.1%
Automobiles 0.3%
Ford Otomotiv Sanayi AS	11,740	163,228

Banks 0.9%
Turkiye Halk Bankasi AS	97,500	577,550

Real Estate Investment Trusts (REITs) 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	479,300	566,902

		1,307,680

Common Stocks (continued)

	Shares	Market Value

UNITED ARAB EMIRATES 0.6%
Real Estate Management & Development 0.6%
Emaar Malls Group PJSC*	492,030	$359,004

Total Common Stocks (cost $59,054,810)		57,014,389

Preferred Stocks 6.3%
BRAZIL 6.3%
Banks 4.4%
Banco Bradesco SA	103,800	1,369,057
Banco do Estado do Rio Grande do Sul SA, Class B	50,800	277,105
Itau Unibanco Holding SA	85,420	1,111,855

		2,758,017

Chemicals 0.5%
Braskem SA, Class A	44,400	292,303

Food & Staples Retailing 1.4%
Cia Brasileira de Distribuicao	23,900	886,787

Total Preferred Stocks (cost $4,477,984)		3,937,107

Exchange Traded Fund 2.5%
UNITED STATES 2.5%
iShares MSCI Emerging Markets ETF	39,976	1,570,657

Total Exchange Traded Fund (cost $1,610,178)		1,570,657

Total Investments (cost $65,142,972) (a) — 99.5%		62,522,153
Other assets in excess of liabilities — 0.5%		284,283

NET ASSETS — 100.0%		$62,806,436

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Public Limited Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

13

Statement of Investments (Continued)

December 31, 2014

NVIT Developing Markets Fund (Continued)

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

PCL	Public Company Limited

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2014

NVIT Developing Markets Fund
Assets:
Investments, at value (cost $65,142,972)	$62,522,153
Cash	414,084
Foreign currencies, at value (cost $73,197)	70,030
Dividends receivable	207,678
Receivable for investments sold	954,143
Receivable for capital shares issued	7,016
Receivable for capital gain country tax	43
Prepaid expenses	117

Total Assets	64,175,264

Liabilities:
Payable for investments purchased	1,005,768
Payable for capital shares redeemed	112
Accrued expenses and other payables:
Investment advisory fees	48,699
Fund administration fees	7,629
Distribution fees	13,558
Administrative servicing fees	188,764
Accounting and transfer agent fees	1,231
Deferred capital gain country tax	59,973
Custodian fees	241
Compliance program costs (Note 3)	54
Professional fees	19,905
Printing fees	7,373
Other	15,521

Total Liabilities	1,368,828

Net Assets	$62,806,436

Represented by:
Capital	$107,547,924
Accumulated undistributed net investment income	444,636
Accumulated net realized losses from investments and foreign currency transactions	(42,505,219)
Net unrealized appreciation/(depreciation) from investments†	(2,680,792)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(113)

Net Assets	$62,806,436

Net Assets:
Class II Shares	$62,806,436

Total	$62,806,436

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	10,773,647

Total	10,773,647

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$5.83

†	Net of $59,973 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2014

NVIT Developing Markets Fund
INVESTMENT INCOME:
Dividend income	$1,961,902
Interest income	249
Foreign tax withholding	(153,774)

Total Income	1,808,377

EXPENSES:
Investment advisory fees	710,641
Fund administration fees	91,736
Distribution fees Class II Shares	187,011
Administrative servicing fees Class II Shares	187,010
Professional fees	61,354
Printing fees	3,403
Trustee fees	2,139
Custodian fees	5,190
Accounting and transfer agent fees	7,160
Compliance program costs (Note 3)	234
Other	5,137

Total expenses before earnings credit and fees waived	1,261,015

Earnings credit (Note 4)	(23)
Investment advisory fees waived (Note 3)	(38,972)

Net Expenses	1,222,020

NET INVESTMENT INCOME	586,357

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	2,336,207
Net realized losses from foreign currency transactions (Note 2)	(63,812)

Net realized gains from investments and foreign currency transactions	2,272,395

Net change in unrealized appreciation/(depreciation) from investments††	(7,056,797)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	6,647

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(7,050,150)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(4,777,755)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,191,398)

†	Net of capital gain country taxes of $29,416.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $19,808.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Developing Markets Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$586,357	$884,529
Net realized gains from investments and foreign currency transactions	2,272,395	6,675,542
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(7,050,150)	(8,455,358)

Change in net assets resulting from operations	(4,191,398)	(895,287)

Distributions to Shareholders From:
Net investment income:
Class II	(612,425)	(829,147)

Change in net assets from shareholder distributions	(612,425)	(829,147)

Change in net assets from capital transactions	(16,216,302)	(17,656,749)

Change in net assets	(21,020,125)	(19,381,183)

Net Assets:
Beginning of year	83,826,561	103,207,744

End of year	$62,806,436	$83,826,561

Accumulated undistributed net investment income at end of year	$444,636	$524,140

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$7,207,632	$13,699,429
Dividends reinvested	612,425	829,147
Cost of shares redeemed	(24,036,359)	(32,185,325)

Total Class II Shares	(16,216,302)	(17,656,749)

Change in net assets from capital transactions	$(16,216,302)	$(17,656,749)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,149,863	2,175,270
Reinvested	92,511	133,949
Redeemed	(3,906,713)	(5,252,892)

Total Class II Shares	(2,664,339)	(2,943,673)

Total change in shares	(2,664,339)	(2,943,673)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Developing Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2014 (b)	$6.24	0.05	(0.41)	(0.36)	(0.05)	–	(0.05)	$5.83	(5.85%	)	$62,806,436	1.63%	0.78%	1.69%	86.13%
Year Ended December 31, 2013 (b)	$6.30	0.06	(0.06)	–	(0.06)	–	(0.06)	$6.24	0.03%		$83,826,561	1.61%	0.98%	1.66%	79.72%
Year Ended December 31, 2012 (b)	$5.40	0.06	0.85	0.91	(0.01)	–	(0.01)	$6.30	16.78%		$103,207,738	1.59%	0.97%	1.64%	79.73%
Year Ended December 31, 2011 (b)	$6.98	0.05	(1.61)	(1.56)	(0.01)	(0.01)	(0.02)	$5.40	(22.40%	)	$103,846,479	1.61%	0.76%	1.62%	118.92%
Year Ended December 31, 2010 (b)	$6.01	0.02	0.95	0.97	–	–	–	$6.98	16.14%		$211,160,517	1.56%	0.27%	1.56%	147.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Developing Markets Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by unaffiliated insurance companies.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually

19

Notes to Financial Statements (Continued)

December 31, 2014

4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees

20

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$528,204	$—	$—	$528,204
Airlines	405,088	—	—	405,088
Automobiles	—	2,199,468	—	2,199,468
Banks	1,782,701	8,540,797	—	10,323,498
Beverages	675,673	375,271	—	1,050,944
Capital Markets	—	533,648	—	533,648
Chemicals	—	647,766	—	647,766
Commercial Services & Supplies	—	331,301	—	331,301
Communications Equipment	—	164,724	—	164,724
Construction & Engineering	—	270,899	—	270,899
Construction Materials	—	774,657	—	774,657
Diversified Consumer Services	609,923	—	—	609,923
Diversified Financial Services	185,323	836,135	—	1,021,458
Diversified Telecommunication Services	—	1,000,815	—	1,000,815
Electric Utilities	330,360	1,025,553	—	1,355,913
Electronic Equipment, Instruments & Components	—	1,369,700	—	1,369,700
Food & Staples Retailing	—	312,373	—	312,373
Food Products	—	1,357,502	—	1,357,502
Health Care Providers & Services	—	1,225,929	—	1,225,929
Hotels, Restaurants & Leisure	—	482,233	—	482,233
Household Durables	—	1,016,023	—	1,016,023
Independent Power and Renewable Electricity Producers	—	617,276	—	617,276
Industrial Conglomerates	—	802,303	—	802,303
Information Technology Services	—	685,938	—	685,938
Insurance	—	2,569,873	—	2,569,873
Internet & Catalog Retail	402,524	—	—	402,524
Internet Software & Services	1,726,859	2,599,104	—	4,325,963
Life Sciences Tools & Services	526,262	—	—	526,262
Machinery	755,268	—	—	755,268
Media	278,083	—	—	278,083
Metals & Mining	979,105	321,782	—	1,300,887
Oil, Gas & Consumable Fuels	631,625	4,302,975	—	4,934,600
Pharmaceuticals	—	917,320	—	917,320
Real Estate Investment Trusts (REITs)	—	566,902	—	566,902
Real Estate Management & Development	359,004	627,144	—	986,148
Semiconductors & Semiconductor Equipment	1,210,535	375,290	—	1,585,825
Technology Hardware, Storage & Peripherals	—	4,720,822	—	4,720,822
Textiles, Apparel & Luxury Goods	—	399,039	—	399,039
Transportation Infrastructure	347,528	339,687	—	687,215
Water Utilities	359,628	—	—	359,628
Wireless Telecommunication Services	—	2,610,447	—	2,610,447
Total Common Stocks	$12,093,693	$44,920,696	$—	$57,014,389
Exchange Traded Fund	1,570,657		—	1,570,657
Preferred Stocks	3,937,107	—	—	3,937,107
Total	$17,601,457	$44,920,696	$—	$62,522,153

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

21

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and foreign currency transactions
$—	$(53,436)	$53,436

Amount designated as “—” is zero or has been rounded to zero.

22

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.95%, and after voluntary fee waivers was 0.90%.

23

Notes to Financial Statements (Continued)

December 31, 2014

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014 there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $38,972, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i)the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii)a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $91,736 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $234.

24

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $187,010 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $64,093,680 and sales of $80,370,525 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

25

Notes to Financial Statements (Continued)

December 31, 2014

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $2,481 of brokerage commissions.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$612,425	$—	$612,425	$—	$612,425

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$829,147	$—	$829,147	$—	$829,147

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$447,665	$—	$447,665	$(42,013,631)	$(3,175,522)	$(44,741,488)

Amounts designated as “—” are zero or has have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

26

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$65,637,589	$4,592,409	$(7,707,845)	$(3,115,436)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$38,414,766	2017
3,598,865	Unlimited

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $2,161,742 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Developing Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

28

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $2,006,543 or $0.186245 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $210,904 or $0.0196 per outstanding share.

29

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

35

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

37

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

38

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

39

Annual Report

December 31, 2014

NVIT Investor Destinations Aggressive Fund

AR-ID-AG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Aggressive Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Aggressive Fund (Class II) returned 4.99% versus 6.49% for its composite benchmark*, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Lipper variable insurance products peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 52 funds as of December 31, 2014) was 5.29% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities, but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of nearly 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund, combined with their allocations within the Fund, made these underlying Funds the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index, returned 13.29% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT Investor Destinations Aggressive Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Aggressive Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT S&P 500 Index Fund Class Y	37%	4.96%
NVIT International Index Fund Class Y	28%	-1.61%
NVIT Mid Cap Index Fund Class Y	13%	1.24%
NVIT Small Cap Index Fund Class Y	12%	0.59%
NVIT Bond Index Fund Class Y	6%	0.35%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.20%
	100.0%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Aggressive Fund

Objective

The Fund seeks maximum growth of capital consistent with a more aggressive level of risk.

Highlights

•	The NVIT Investor Destinations Aggressive Fund (Class II) returned 4.99%, underperforming the composite benchmark by 1.50% and the Lipper peer category median by 0.30% during the reporting period

•	The Fund’s investments in U.S. stocks accounted for 62% of its allocations and contributed 93% of the positive returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	90.0%
Fixed Income Funds	10.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	37.0%
NVIT International Index Fund, Class Y	27.9%
NVIT Mid Cap Index Fund, Class Y	13.0%
NVIT Small Cap Index Fund, Class Y	12.0%
NVIT Bond Index Fund, Class Y	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class II	4.99%	11.26%	6.23%	–
Class P	5.13%	–	–	13.67%	[2]
Composite Index	6.49%	11.55%	6.81%	–
S&P 500® Index	13.69%	15.45%	7.67%	–
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Russell 3000 Index	12.56%	15.63%	7.94%	–
MSCI EAFE Index	(4.90)%	5.33%	4.43%	–
Former Composite Index	13.29%	14.95%	7.61%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012

Expense Ratios

Expense Ratio^
Class II	0.84%
Class P	0.69%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the S&P 500® Index, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.

**	The Former Composite Index comprises 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	995.70	2.92	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58
Class P Shares	Actual	(b)	1,000.00	996.40	2.16	0.43
	Hypothetical	(b)(c)	1,000.00	1,023.04	2.19	0.43

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 90.0%
NVIT International Index Fund, Class Y (a)	10,052,060	$90,569,059
NVIT Mid Cap Index Fund, Class Y (a)	1,683,237	42,249,244
NVIT S&P 500 Index Fund, Class Y (a)	8,385,689	119,999,215
NVIT Small Cap Index Fund, Class Y (a)	2,808,308	39,007,397

Total Equity Funds (cost $213,115,874)		291,824,915

Fixed Income Funds 10.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,272,920	13,085,615
NVIT Bond Index Fund, Class Y (a)	1,828,078	19,542,149

Total Fixed Income Funds (cost $32,539,123)		32,627,764

Total Mutual Funds (cost $245,654,997)		324,452,679

Total Investments (cost $245,654,997) (b) — 100.1%		324,452,679
Liabilities in excess of other assets — (0.1)%		(181,097)

NET ASSETS — 100.0%		$324,271,582

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $245,654,997)	$324,452,679
Receivable for investments sold	506,486
Receivable for capital shares issued	32,926
Prepaid expenses	574

Total Assets	324,992,665

Liabilities:
Payable for capital shares redeemed	539,412
Accrued expenses and other payables:
Investment advisory fees	36,096
Fund administration fees	9,375
Distribution fees	69,416
Administrative servicing fees	47,175
Accounting and transfer agent fees	82
Custodian fees	1,050
Compliance program costs (Note 3)	260
Professional fees	11,257
Printing fees	6,484
Other	476

Total Liabilities	721,083

Net Assets	$324,271,582

Represented by:
Capital	$257,054,461
Accumulated undistributed net investment income	143,142
Accumulated net realized losses from affiliated investments	(11,723,703)
Net unrealized appreciation/(depreciation) from investments in affiliates	78,797,682

Net Assets	$324,271,582

Net Assets:
Class II Shares	$317,928,316
Class P Shares	6,343,266

Total	$324,271,582

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	24,586,454
Class P Shares	492,355

Total	25,078,809

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.93
Class P Shares	$12.88

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$7,259,987

Total Income	7,259,987

EXPENSES:
Investment advisory fees	439,057
Fund administration fees	112,754
Distribution fees Class II Shares	826,314
Distribution fees Class P Shares	11,467
Distribution fees Class VI Shares (a)	6,513
Administrative servicing fees Class II Shares	495,791
Administrative servicing fees Class VI Shares (a)	3,907
Professional fees	26,759
Printing fees	9,119
Trustee fees	9,435
Custodian fees	12,809
Accounting and transfer agent fees	598
Compliance program costs (Note 3)	1,067
Other	9,444

Total expenses before earnings credit	1,965,034

Earnings credit (Note 6)	(1)

Net Expenses	1,965,033

NET INVESTMENT INCOME	5,294,954

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,068,603
Net realized gains from investment transactions with affiliates	23,267,711

Net realized gains from affiliated investments	27,336,314

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(15,871,797)

Net realized/unrealized gains from affiliated investments	11,464,517

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,759,471

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$5,294,954	$5,075,966
Net realized gains from affiliated investments	27,336,314	9,067,546
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(15,871,797)	66,914,722

Change in net assets resulting from operations	16,759,471	81,058,234

Distributions to Shareholders From:
Net investment income:
Class II	(5,303,348)	(5,067,080)
Class P	(109,610)	(47,550)
Class VI (a)	(18,987)	(130,055)

Change in net assets from shareholder distributions	(5,431,945)	(5,244,685)

Change in net assets from capital transactions	(37,697,219)	(55,196,109)

Change in net assets	(26,369,693)	20,617,440

Net Assets:
Beginning of year	350,641,275	330,023,835

End of year	$324,271,582	$350,641,275

Accumulated undistributed net investment income at end of year	$143,142	$152,001

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,243,768	$18,313,820
Proceeds from shares issued from class conversion	8,104,326	–
Dividends reinvested	5,303,348	5,067,080
Cost of shares redeemed	(67,398,569)	(81,107,265)

Total Class II Shares	(32,747,127)	(57,726,365)

Class P Shares
Proceeds from shares issued	3,624,268	1,834,325
Dividends reinvested	109,610	47,550
Cost of shares redeemed	(306,458)	(225,572)

Total Class P Shares	3,427,420	1,656,303

Class VI Shares (a)
Proceeds from shares issued	760,723	2,563,862
Dividends reinvested	18,987	130,055
Cost of shares redeemed in class conversion	(8,104,326)	–
Cost of shares redeemed	(1,052,896)	(1,819,964)

Total Class VI Shares	(8,377,512)	873,953

Change in net assets from capital transactions	$(37,697,219)	$(55,196,109)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	1,670,594	1,582,538
Issued in class conversion	645,593	–
Reinvested	408,684	410,548
Redeemed	(5,264,216)	(7,234,409)

Total Class II Shares	(2,539,345)	(5,241,323)

Class P Shares
Issued	284,498	163,280
Reinvested	8,467	3,861
Redeemed	(24,185)	(19,593)

Total Class P Shares	268,780	147,548

Class VI Shares (a)
Issued	62,288	224,003
Reinvested	1,516	10,604
Redeemed in class conversion	(650,218)	–
Redeemed	(86,575)	(164,780)

Total Class VI Shares	(672,989)	69,827

Total change in shares	(2,943,554)	(5,023,948)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover c)
Class II Shares
Year Ended December 31, 2014 (d)	$12.52	0.20	0.42	0.62	(0.21)	(0.21)	–	$12.93	4.99%		$317,928,316	0.58%	1.57%	0.58%	15.54%
Year Ended December 31, 2013 (d)	$9.99	0.17	2.55	2.72	(0.19)	(0.19)	–	$12.52	27.25%		$339,488,645	0.59%	1.50%	0.59%	6.27%
Year Ended December 31, 2012 (d)	$8.75	0.13	1.26	1.39	(0.15)	(0.15)	–	$9.99	15.90%		$323,279,707	0.59%	1.42%	0.59%	6.83%
Year Ended December 31, 2011 (d)	$9.27	0.13	(0.48)	(0.35)	(0.17)	(0.17)	–	$8.75	(3.93%	)	$358,725,719	0.58%	1.36%	0.58%	15.64%
Year Ended December 31, 2010 (d)	$8.23	0.12	1.06	1.18	(0.14)	(0.14)	–	$9.27	14.63%		$455,359,563	0.58%	1.38%	0.58%	7.86%

Class P Shares
Year Ended December 31, 2014 (d)	$12.48	0.26	0.38	0.64	(0.24)	(0.24)	–	$12.88	5.13%		$6,343,266	0.43%	2.07%	0.43%	15.54%
Year Ended December 31, 2013 (d)	$9.97	0.30	2.43	2.73	(0.22)	(0.22)	–	$12.48	27.39%		$2,789,521	0.43%	2.62%	0.43%	6.27%
Period Ended December 31, 2012 (d)(e)	$9.66	0.30	0.20	0.50	(0.19)	(0.19)	–	$9.97	5.13%		$757,616	0.44%	4.67%	0.44%	6.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity

17

Notes to Financial Statements (Continued)

December 31, 2014

for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated investments
$—	$128,132	$(128,132)

Amount designated as “—” is zero or has been rounded to zero.

18

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $112,754 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,067.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $499,698 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the

20

Notes to Financial Statements (Continued)

December 31, 2014

redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $0 and $51, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
NVIT International Index Fund, Class Y	$105,249,735	$12,444,596	$18,668,079	$3,345,275	$6,697,340	$—	$90,569,059
NVIT Mid Cap Index Fund, Class Y	52,624,867	3,193,429	14,980,488	508,775	4,742,786	2,222,641	42,249,244
NVIT S&P 500 Index Fund, Class Y	140,332,979	4,212,430	38,325,027	2,249,099	8,557,150	—	119,999,215
NVIT Small Cap Index Fund, Class Y	35,083,245	12,314,463	8,408,276	429,822	3,106,704	1,832,285	39,007,397
Nationwide Core Plus Bond Fund, Institutional Class	—	14,576,404	1,530,511	249,762	4,194	13,677	13,085,615
NVIT Bond Index Fund, Class Y	17,541,623	5,908,246	4,512,870	477,254	159,537	—	19,542,149

Amounts designated as “—” are zero or have been rounded to zero

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line of Credit and Earnings Credit

Effective July 17,2014 the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $52,649,568 and sales of $86,425,251 (excluding short-term securities).

21

Notes to Financial Statements (Continued)

December 31, 2014

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,431,945	$—	$5,431,945	$—	$5,431,945

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,244,685	$—	$5,244,685	$—	$5,244,685

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$143,142	$—	$143,142	$(760,179)	$67,834,158	$67,217,121

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

22

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$256,618,521	$69,295,161	$(1,461,003)	$67,834,158

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$760,179	2017

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $27,208,297 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

24

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 52.41%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,275,751 or $0.130618 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $139,542 or $0.005564 per outstanding share.

25

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

31

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

33

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

34

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Annual Report

December 31, 2014

NVIT Investor Destinations Balanced Fund

AR-ID-BAL 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Balanced Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Balanced Fund (Class II) returned 4.59% versus 5.51% for its composite benchmark*, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of nearly 4.90%% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16,

2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Bond Index Fund, combined with their relatively significant allocations within the Fund, made these underlying Funds the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Month US Treasury Bill (T-Bill) Index, returned 8.55% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the

4

Fund Commentary (con’t.)	NVIT Investor Destinations Balanced Fund

most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Balanced Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Bond Index Fund Class Y	23%	1.35%
NVIT S&P 500 Index Fund Class Y	20%	2.68%
NVIT International Index Fund Class Y	14%	-0.81%
Nationwide Contract	12%	0.42%
NVIT Short Term Bond Fund Class Y	10%	0.09%
NVIT Mid Cap Index Fund Class Y	9%	0.86%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.25%
NVIT Small Cap Index Fund Class Y	4%	0.20%
Nationwide Ziegler Equity Income Fund Institutional Class	3%	0.34%
	100.0%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Balanced Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Balanced Fund

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Highlights

•	The NVIT Investor Destinations Balanced Fund (Class II) returned 4.59%, underperforming the composite benchmark by 0.92% and the Lipper peer category median by 0.76% during the reporting period

•	The Fund’s investments in U.S. stocks accounted for 36% of its allocations and contributed nearly 66% to the positive returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	50.1%
Fixed Income Funds	38.0%
Fixed Contract	11.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.1%
NVIT S&P 500 Index Fund, Class Y	20.0%
NVIT International Index Fund, Class Y	13.8%
Nationwide Fixed Contract	11.9%
NVIT Short Term Bond Fund, Class Y	10.0%
NVIT Mid Cap Index Fund, Class Y	9.2%
Nationwide Core Plus Bond Fund, Institutional Class	4.9%
NVIT Small Cap Index Fund, Class Y	4.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class II	4.59%	7.53%	10.40%	[2]
Class P	4.69%	–	8.04%	[3]
Composite Index	5.51%	8.16%	10.98%
MSCI EAFE Index	(4.90)%	5.33%	12.12%
Barclays U.S. 1-3 Yr Govt/Credit Bond Index	0.64%	1.09%	1.17%
Russell 3000 Index	12.56%	15.63%	20.17%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.92%
S&P 500® Index	13.69%	15.45%	19.72%
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	0.09%
Former Composite Index	8.55%	9.25%	11.46%
CPI	0.76%	1.69%	1.73%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund since inception through 12/31/14 versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index** and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Mo US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,005.10	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	1,005.60	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Balanced Fund

Mutual Funds 88.1%

	Shares	Market Value

Equity Funds 50.1%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,655,009	$36,878,080
NVIT International Index Fund, Class Y (a)	19,168,631	172,709,366
NVIT Mid Cap Index Fund, Class Y (a)	4,548,582	114,169,404
NVIT S&P 500 Index Fund, Class Y (a)	17,494,532	250,346,758
NVIT Small Cap Index Fund, Class Y (a)	3,715,274	51,605,163

Total Equity Funds (cost $492,165,566)		625,708,771

Fixed Income Funds 38.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,980,763	61,482,240
NVIT Bond Index Fund, Class Y (a)	26,955,917	288,158,749
NVIT Short Term Bond Fund, Class Y (a)	12,053,279	125,354,102

Total Fixed Income Funds (cost $478,139,425)		474,995,091

Total Mutual Funds (cost $970,304,991)		1,100,703,862

Fixed Contract 11.9%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$149,115,183	149,115,183

Total Fixed Contract (cost $149,115,183)		149,115,183

Total Investments (cost $1,119,420,174) (d) — 100.0%		1,249,819,045
Liabilities in excess of other assets — 0.0%†		(601,262)

NET ASSETS — 100.0%		$1,249,217,783

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $1,119,420,174)	$1,249,819,045
Receivable for capital shares issued	971,584
Prepaid expenses	1,876

Total Assets	1,250,792,505

Liabilities:
Payable for investments purchased	970,854
Payable for capital shares redeemed	730
Accrued expenses and other payables:
Investment advisory fees	137,138
Fund administration fees	26,085
Distribution fees	263,731
Administrative servicing fees	147,160
Accounting and transfer agent fees	223
Custodian fees	3,552
Compliance program costs (Note 3)	986
Professional fees	14,667
Printing fees	8,079
Other	1,517

Total Liabilities	1,574,722

Net Assets	$1,249,217,783

Represented by:
Capital	$1,089,437,058
Accumulated undistributed net investment income	693,181
Accumulated net realized gains from affiliated investments	28,688,673
Net unrealized appreciation/(depreciation) from investments in affiliates	130,398,871

Net Assets	$1,249,217,783

Net Assets:
Class II Shares	$1,246,083,979
Class P Shares	3,133,804

Total	$1,249,217,783

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	80,548,758
Class P Shares	202,975

Total	80,751,733

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.47
Class P Shares	$15.44

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$22,506,825
Interest income from affiliates	4,557,952

Total Income	27,064,777

EXPENSES:
Investment advisory fees	1,513,642
Fund administration fees	289,998
Distribution fees Class II Shares	2,903,445
Distribution fees Class P Shares	6,378
Distribution fees Class VI Shares (a)	1,067
Administrative servicing fees Class II Shares	1,742,063
Administrative servicing fees Class VI Shares (a)	640
Professional fees	57,889
Printing fees	17,848
Trustee fees	33,818
Custodian fees	44,158
Accounting and transfer agent fees	1,000
Compliance program costs (Note 3)	3,651
Other	24,143

Total expenses before earnings credit	6,639,740

Earnings credit (Note 5)	(1)

Net Expenses	6,639,739

NET INVESTMENT INCOME	20,425,038

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	8,086,466
Net realized gains from investment transactions with affiliates	21,160,595

Net realized gains from affiliated investments	29,247,061

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,949,192

Net realized/unrealized gains from affiliated investments	31,196,253

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,621,291

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$20,425,038	$16,387,894
Net realized gains from affiliated investments	29,247,061	4,956,635
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,949,192	91,588,176

Change in net assets resulting from operations	51,621,291	112,932,705

Distributions to Shareholders From:
Net investment income:
Class II	(20,799,485)	(16,803,610)
Class P	(55,839)	(70,648)
Class VI (a)	(2,290)	(20,356)
Net realized gains:
Class II	(4,399,204)	(8,457,166)
Class P	(9,910)	(32,357)
Class VI (a)	–	(9,140)

Change in net assets from shareholder distributions	(25,266,728)	(25,393,277)

Change in net assets from capital transactions	156,062,894	231,929,019

Change in net assets	182,417,457	319,468,447

Net Assets:
Beginning of year	1,066,800,326	747,331,879

End of year	$1,249,217,783	$1,066,800,326

Accumulated undistributed net investment income at end of year	$693,181	$695,918

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$145,887,451	$215,545,545
Proceeds from shares issued from class conversion	1,503,923	–
Dividends reinvested	25,198,689	25,260,776
Cost of shares redeemed	(14,200,569)	(12,080,373)

Total Class II Shares	158,389,494	228,725,948

Class P Shares
Proceeds from shares issued	1,483,206	2,971,749
Dividends reinvested	65,749	103,005
Cost of shares redeemed	(2,524,498)	(105,629)

Total Class P Shares	(975,543)	2,969,125

Class VI Shares (a)
Proceeds from shares issued	308,035	372,204
Dividends reinvested	2,290	29,496
Cost of shares redeemed in class conversion	(1,503,923)	–
Cost of shares redeemed	(157,459)	(167,754)

Total Class VI Shares	(1,351,057)	233,946

Change in net assets from capital transactions	$156,062,894	$231,929,019

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	9,475,073	14,806,978
Issued in class conversion	98,697	–
Reinvested	1,623,672	1,693,201
Redeemed	(922,116)	(827,316)

Total Class II Shares	10,275,326	15,672,863

Class P Shares
Issued	96,847	205,277
Reinvested	4,245	6,909
Redeemed	(167,772)	(7,215)

Total Class P Shares	(66,680)	204,971

Class VI Shares (a)
Issued	20,168	25,003
Reinvested	150	1,975
Redeemed in class conversion	(98,699)	–
Redeemed	(10,423)	(11,845)

Total Class VI Shares	(88,804)	15,133

Total change in shares	10,119,842	15,892,967

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Statement of Cash Flows

For the Year Ended December 31, 2014

NVIT Investor Destination Balanced Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$51,621,291
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(338,343,169)
Proceeds from disposition of affiliated investments	214,087,616
Reinvestment of dividend income from affiliates	(22,506,825)
Reinvestment of interest income from affiliates	(4,557,952)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(1,949,192)
Reinvestment of net realized gain distributions from underlying affiliated funds	(8,086,466)
Net realized gains from investment transactions with affiliates	(21,160,595)
Increase in prepaid expenses	(7)
Decrease in payable for investmens purchased	(2,970,736)
Increase in investment advisory fees	22,262
Increase in fund administration fees	2,474
Increase in administrative servicing fees	24,002
Increase in distribution fees	42,814
Increase in accounting and transfer agent fees	120
Decrease in custodian fees	(2,487)
Decrease in trustee fees	(988)
Increase in compliance program costs	830
Increase in professional fees	9,826
Decrease in printing fees	(810)
Increase in other payables	1,090

Net cash used in operating activities	(133,766,902)

Cash flows provided by financing activities:
Proceeds from shares issued	150,649,582
Cost of shares redeemed	(16,882,680)

Net cash provided by financing activities	133,766,902

Net increase in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $25,266,728 and share class conversion of $1,503,923.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	–	$15.47	4.59%	$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013 (d)	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	–	$15.10	13.42%	$1,061,392,009	0.57%	1.81%	0.57%	4.07%
Year Ended December 31, 2012 (d)	$12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	–	$13.65	9.39%	$745,443,923	0.58%	2.00%	0.58%	6.08%
Year Ended December 31, 2011 (d)	$12.99	0.24	(0.11)	0.13	(0.28)	(0.02)	(0.30)	–	$12.82	0.88%	$501,888,883	0.58%	1.84%	0.58%	11.93%
Year Ended December 31, 2010 (d)	$12.03	0.25	0.91	1.16	(0.17)	(0.03)	(0.20)	–	$12.99	9.81%	$283,290,549	0.61%	2.00%	0.61%	4.07%

Class P Shares
Year Ended December 31, 2014 (d)	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	–	$15.44	4.69%	$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013 (d)	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	–	$15.08	13.63%	$4,066,929	0.42%	2.41%	0.42%	4.07%
Period Ended December 31, 2012 (d)(e)	$13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	–	$13.63	3.34%	$881,912	0.43%	3.68%	0.43%	6.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Nationwide Fixed Contract	$—	$—	$149,115,183	$149,115,183
Mutual Funds	1,100,703,862	—	—	1,100,703,862
Total	$1,100,703,862	$—	$149,115,183	$1,249,819,045

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$111,085,255	$111,085,255
Interest Income from Affiliates	4,557,952	4,557,952
Purchases	33,471,976	33,471,976
Sales	(—)	(—)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$149,115,183	$149,115,183

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

December 31, 2014

Quantitative Information about Significant Unobservable Inputs Used in Level 3 Fair Value Measurements

The following table represents the Fund’s level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$149,115,183	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.50% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

19

Notes to Financial Statements (Continued)

December 31, 2014

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

20

Notes to Financial Statements (Continued)

December 31, 2014

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$429,839	$(429,839)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

21

Notes to Financial Statements (Continued)

December 31, 2014

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $289,998 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

22

Notes to Financial Statements (Continued)

December 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,651.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,742,703 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

23

Notes to Financial Statements (Continued)

December 31, 2014

4. Investments	in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds, as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$34,928,497	$—	$629,029	$—	$319,832	$36,878,080
NVIT International Index Fund, Class Y	135,048,995	53,746,276	—	5,613,589	—	—	172,709,366
NVIT Mid Cap Market Index Fund, Class Y	85,816,066	25,509,110	—	1,333,522	—	5,543,524	114,169,404
NVIT S&P 500 Index Fund, Class Y	270,627,100	6,842,052	53,450,489	4,615,300	22,167,316	—	250,346,758
NVIT Small Cap Index Fund, Class Y	42,838,665	8,860,673	—	545,412	—	2,158,355	51,605,163
Nationwide Core Plus Bond Fund, Institutional Class	—	61,321,083	—	1,101,495	—	64,755	61,482,240
NVIT Bond Index Fund, Class Y	280,458,637	35,639,222	36,909,348	6,994,722	270,999	—	288,158,749
NVIT Enhanced Income Fund, Class Y	80,206,889	—	80,371,416		(921,298)	—	—
NVIT Short Term Bond Fund, Class Y	61,220,855	108,617,571	43,356,364	1,673,756	(356,422)	—	125,354,102
Nationwide Fixed Contract	111,085,255	33,471,976	—	4,557,952	—	—	149,115,183

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders. Shareholder reports are available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

24

Notes to Financial Statements (Continued)

December 31, 2014

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $368,936,460 and sales of $214,087,617 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders. Shareholder reports are available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,857,614	$4,409,114	$25,266,728	$—	$25,266,728

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,894,614	$8,498,663	$25,393,277	$—	$25,393,277

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$693,181	$29,056,200	$29,749,381	$—	$130,031,344	$159,780,725

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,119,787,701	$139,264,908	$(9,233,564)	$130,031,344

10. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

27

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 31.73%.

The Fund designates $4,409,114, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $5,496,923 or $0.0681 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $234,161 or $0.0029 per outstanding share.

28

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

36

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

37

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Annual Report

December 31, 2014

NVIT Investor Destinations Capital Appreciation Fund

AR-ID-CAP 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Capital Appreciation Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 5.21% versus 6.44% for its composite benchmark*, 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16,

2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund, combined with their allocations within the Fund, made these underlying Funds the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*

The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 70% S&P 500® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Citigroup 3-Month US Treasury Bill (T-Bill) Index, returned 10.71% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT Investor Destinations Capital Appreciation Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Capital Appreciation Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT S&P 500 Index Fund Class Y	31%	4.16%
NVIT International Index Fund Class Y	20%	-1.15%
NVIT Bond Index Fund Class Y	15%	1.05%
NVIT Mid Cap Index Fund Class Y	11%	0.30%
NVIT Small Cap Index Fund Class Y	6%	0.18%
Nationwide Contract	5%	0.04%
NVIT Short Term Bond Fund Class Y	5%	0.88%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.23%
Nationwide Ziegler Equity Income Fund Institutional Class	2%	0.25%
	100.0%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Capital Appreciation Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Objective

The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.

Highlights

•

The NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 5.21%, underperforming the composite benchmark by 1.23% and the Lipper peer category median by 0.29% during the reporting period

•	The Fund’s investments in U.S. equities accounted for 50% of its allocations and the majority of the positive returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	70.3%
Fixed Income Funds	24.7%
Fixed Contract	5.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	31.4%
NVIT International Index Fund, Class Y	19.2%
NVIT Bond Index Fund, Class Y	14.7%
NVIT Mid Cap Index Fund, Class Y	11.4%
NVIT Small Cap Index Fund, Class Y	6.3%
Nationwide Fixed Contract	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Short Term Bond Fund, Class Y	4.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception
Class II	5.21%	9.39%	13.38%	[2]
Class P	5.36%	–	10.74%	[3]
Composite Index	6.44%	10.15%	13.91%
MSCI EAFE Index	(4.90)%	5.33%	12.12%
Barclays 1-3 Year Government Index/Credit Bond Index	0.64%	1.09%	1.17%
Russell 3000 Index	12.56%	15.63%	20.17%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.92%
S&P 500® Index	13.69%	15.45%	19.72%
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	0.09%
Former Composite Index	10.71%	11.87%	14.91%
CPI	0.76%	1.69%	1.73%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund since inception through 12/31/14 versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index**, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 70% S&P 500® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,003.50	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	1,003.70	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 95.0%

	Shares	Market Value

Equity Funds 70.3%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,329,992	$32,363,594
NVIT International Index Fund, Class Y (a)	32,333,470	291,324,561
NVIT Mid Cap Index Fund, Class Y (a)	6,915,278	173,573,484
NVIT S&P 500 Index Fund, Class Y (a)	33,334,862	477,021,869
NVIT Small Cap Index Fund, Class Y (a)	6,912,562	96,015,490

Total Equity Funds (cost $798,963,286)		1,070,298,998

Fixed Income Funds 24.7%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,439,744	76,480,567
NVIT Bond Index Fund, Class Y (a)	20,941,727	223,867,060
NVIT Short Term Bond Fund, Class Y (a)	7,221,517	75,103,774

Total Fixed Income Funds (cost $378,994,910)		375,451,401

Total Mutual Funds (cost $1,177,958,196)		1,445,750,399

Fixed Contract 5.0%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$76,630,517	76,630,517

Total Fixed Contract (cost $76,630,517)		76,630,517

Total Investments (cost $1,254,588,713) (d) — 100.0%		1,522,380,916
Liabilities in excess of other assets — 0.0%†		(734,879)

NET ASSETS — 100.0%		$1,521,646,037

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,254,588,713)	$1,522,380,916
Receivable for capital shares issued	1,980,860
Prepaid expenses	2,493

Total Assets	1,524,364,269

Liabilities:
Payable for investments purchased	1,979,923
Payable for capital shares redeemed	937
Accrued expenses and other payables:
Investment advisory fees	168,168
Fund administration fees	31,216
Distribution fees	323,403
Administrative servicing fees	181,530
Accounting and transfer agent fees	333
Custodian fees	4,654
Compliance program costs (Note 3)	1,215
Professional fees	16,628
Printing fees	8,316
Other	1,909

Total Liabilities	2,718,232

Net Assets	$1,521,646,037

Represented by:
Capital	$1,197,813,467
Accumulated undistributed net investment income	786,870
Accumulated net realized gains from affiliated investments	55,253,497
Net unrealized appreciation/(depreciation) from investments in affiliates	267,792,203

Net Assets	$1,521,646,037

Net Assets:
Class II Shares	$1,518,471,691
Class P Shares	3,174,346

Total	$1,521,646,037

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	85,207,280
Class P Shares	178,602

Total	85,385,882

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$17.82
Class P Shares	$17.77

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$30,822,103
Interest income from affiliates	2,858,416

Total Income	33,680,519

EXPENSES:
Investment advisory fees	1,954,022
Fund administration fees	362,566
Distribution fees Class II Shares	3,750,549
Distribution fees Class P Shares	6,143
Distribution fees Class VI Shares (a)	1,090
Administrative servicing fees Class II Shares	2,250,331
Administrative servicing fees Class VI Shares (a)	654
Professional fees	71,017
Printing fees	17,399
Trustee fees	43,539
Custodian fees	56,952
Accounting and transfer agent fees	1,248
Compliance program costs (Note 3)	4,828
Other	31,449

Total expenses before earnings credit	8,551,787

Earnings credit (Note 6)	(1)

Net Expenses	8,551,786

NET INVESTMENT INCOME	25,128,733

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	13,278,040
Net realized gains from investment transactions with affiliates	42,738,550

Net realized gains from affiliated investments	56,016,590

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,764,525)

Net realized/unrealized gains from affiliated investments	51,252,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,380,798

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$25,128,733	$23,132,400
Net realized gains from affiliated investments	56,016,590	21,965,802
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,764,525)	193,699,519

Change in net assets resulting from operations	76,380,798	238,797,721

Distributions to Shareholders From:
Net investment income:
Class II	(25,778,022)	(23,878,848)
Class P	(57,004)	(33,614)
Class VI (a)	(2,828)	(21,501)
Net realized gains:
Class II	(21,045,965)	(20,061,802)
Class P	(36,600)	(22,266)
Class VI (a)	–	(16,933)

Change in net assets from shareholder distributions	(46,920,419)	(44,034,964)

Change in net assets from capital transactions	14,279,175	79,994,682

Change in net assets	43,739,554	274,757,439

Net Assets:
Beginning of year	1,477,906,483	1,203,149,044

End of year	$1,521,646,037	$1,477,906,483

Accumulated undistributed net investment income at end of year	$786,870	$895,887

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$37,386,091	$76,808,835
Proceeds from shares issued from class conversion	1,385,107	–
Dividends reinvested	46,823,987	43,940,650
Cost of shares redeemed	(71,264,049)	(42,290,595)

Total Class II Shares	14,331,136	78,458,890

Class P Shares
Proceeds from shares issued	1,269,372	1,041,741
Dividends reinvested	93,604	55,880
Cost of shares redeemed	(112,339)	(115,687)

Total Class P Shares	1,250,637	981,934

Class VI Shares (a)
Proceeds from shares issued	196,142	913,412
Dividends reinvested	2,828	38,434
Cost of shares redeemed in class conversion	(1,385,107)	–
Cost of shares redeemed	(116,461)	(397,988)

Total Class VI Shares	(1,302,598)	553,858

Change in net assets from capital transactions	$14,279,175	$79,994,682

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	2,093,738	4,725,744
Issued in class conversion	78,731	–
Reinvested	2,614,250	2,573,745
Redeemed	(4,000,104)	(2,565,582)

Total Class II Shares	786,615	4,733,907

Class P Shares
Issued	71,322	63,602
Reinvested	5,238	3,272
Redeemed	(6,405)	(6,894)

Total Class P Shares	70,155	59,980

Class VI Shares (a)
Issued	11,275	57,034
Reinvested	160	2,249
Redeemed in class conversion	(78,703)	–
Redeemed	(6,623)	(24,924)

Total Class VI Shares	(73,891)	34,359

Total change in shares	782,879	4,828,246

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2014 (e)	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	–	$17.82	5.21%		$1,518,471,691	0.57%	1.67%	0.57%	14.02%
Year Ended December 31, 2013 (e)	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	–	$17.47	19.49%		$1,474,725,072	0.57%	1.71%	0.57%	8.52%
Year Ended December 31, 2012 (e)	$13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	$15.08	12.25%		$1,201,822,683	0.57%	1.84%	0.57%	9.92%
Year Ended December 31, 2011 (e)	$14.24	0.26	(0.38)	(0.12)	(0.29)	(0.01)	(0.30)	–	$13.82	(0.94%	)	$920,160,293	0.57%	1.80%	0.57%	11.61%
Year Ended December 31, 2010 (e)	$12.91	0.25	1.28	1.53	(0.17)	(0.03)	(0.20)	–	$14.24	12.03%		$434,945,360	0.59%	1.91%	0.59%	2.76%

Class P Shares
Year Ended December 31, 2014 (e)	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	–	$17.77	5.36%		$3,174,346	0.42%	2.22%	0.42%	14.02%
Year Ended December 31, 2013 (e)	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	–	$17.43	19.69%		$1,890,181	0.42%	2.36%	0.42%	8.52%
Period Ended December 31, 2012 (e)(f)	$14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	$15.05	4.15%		$729,593	0.42%	6.22%	0.42%	9.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2		Level 3	Total
Assets:
Fixed Contract	$—		$—	$76,630,517	$76,630,517
Mutual Funds	1,445,750,399		—	—	1,445,750,399
Total	$1,445,750,399	$		$76,630,517	$1,522,380,916

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$96,607,105	$96,607,105
Interest Income from Affiliates	2,858,416	2,858,416
Purchases	2,621,194	2,621,194
Sales	(25,456,198)	(25,456,198)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$76,630,517	$76,630,517

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$76,630,517	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*

NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay

17

Notes to Financial Statements (Continued)

December 31, 2014

the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular

18

Notes to Financial Statements (Continued)

December 31, 2014

fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$600,104	$(600,104)

Amount designated as “—” is zero or has been rounded to zero.

19

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine

20

Notes to Financial Statements (Continued)

December 31, 2014

expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $362,566 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,828.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

21

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, NFS earned $2,250,985 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014 and the year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $774 and $1,583 respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$30,652,673	$—	$552,026	$—	$280,679	$32,363,594
NVIT International Index Fund, Class Y	296,743,541	26,472,689	4,128,738	10,423,442	1,219,332	—	291,324,561
NVIT Mid Cap Market Index Fund, Class Y	169,049,689	11,583,581	11,695,565	2,032,795	3,895,951	8,724,612	173,573,484
NVIT S&P 500 Index Fund, Class Y	497,787,445	9,319,527	81,546,319	8,882,108	34,755,740		477,021,869
NVIT Small Cap Index Fund, Class Y	94,700,765	5,992,905	4,008,360	1,016,115	1,838,839	4,191,792	96,015,490
Nationwide Core Plus Bond Fund, Institutional Class	—	76,263,620	—	1,415,310	—	80,957	76,480,567
NVIT Bond Index Fund, Class Y	284,321,548	15,051,339	84,512,417	5,498,205	1,028,688	—	223,867,060
NVIT Short-Term Bond Fund, Class Y	39,392,982	36,335,469	—	1,002,102	—	—	75,103,774
Nationwide Fixed Contract	96,607,105	2,621,194	25,456,198	2,858,416	—	—	76,630,517

Amounts designated as “—” are zero or have been rounded to zero.

22

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line Of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $214,292,997 and sales of $211,347,597 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$25,837,854	$21,082,565	$46,920,419	$—	$46,920,419

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,933,963	$20,101,001	$44,034,964	$—	$44,034,964

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$786,870	$55,419,546	$56,206,416	$—	$267,626,154	$323,832,570

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,254,754,762	$274,096,035	$(6,469,881)	$267,626,154

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

25

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 44.78%.

The Fund designates $21,082,565, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $10,206,815 or $0.1195 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $434,795 or $0.0051 per outstanding share.

26

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

34

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

35

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Annual Report

December 31, 2014

NVIT Investor Destinations Conservative Fund

AR-ID-CON 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Conservative Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Conservative Fund (Class II) returned 3.89% versus 4.24% for its composite benchmark*, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 130 funds as of December 31, 2014) was 4.62% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of nearly 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT Bond Index Fund and the NVIT S&P 500 Index Fund, combined with their allocations within the Fund, made these underlying Funds the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month US T-Bill Index, returned 4.76% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the

4

Fund Commentary (con’t.)	NVIT Investor Destinations Conservative Fund

most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Conservative Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Bond Index Fund Class Y	30%	1.76%
Nationwide Contract	22%	0.78%
NVIT Short Term Bond Fund Class Y	16%	0.14%
NVIT S&P 500 Index Fund Class Y	8%	1.07%
Nationwide Inflation-Protected Securities Fund Institutional Class	6%	0.22%
NVIT International Index Fund Class Y	5%	-0.29%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.20%
Nationwide Ziegler Equity Income Fund Institutional Class	3%	0.34%
NVIT Mid Cap Index Fund Class Y	3%	0.29%
NVIT Money Market Fund Class Y	2%	0.00%
NVIT Small Cap Index Fund Class Y	1%	0.05%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Conservative Fund

Objective

The Fund seeks a high level of total return consistent with a conservative level of risk.

Highlights

•	The NVIT Investor Destinations Conservative Fund (Class II) returned 3.89%, underperforming the composite benchmark by 0.35% and the Lipper peer category median by 0.73% during the reporting period

•	The Fund’s investments in U.S. equities accounted for 15% of its allocations and contributed nearly 36% to the positive returns of the Fund during the reporting period

Asset Allocation†

Fixed Income Funds	56.2%
Fixed Contract	22.0%
Equity Funds	19.9%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	30.1%
Nationwide Fixed Contract	22.0%
NVIT Short Term Bond Fund, Class Y	16.0%
NVIT S&P 500 Index Fund, Class Y	7.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	6.0%
NVIT International Index Fund, Class Y	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
NVIT Mid Cap Index Fund, Class Y	3.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
NVIT Money Market Fund, Class Y	2.0%
NVIT Small Cap Index Fund, Class Y	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class II	3.89%	4.54%	3.99%	–
Class P	4.08%	–	–	4.23%	[2]
S&P 500® Index	13.69%	15.45%	7.67%	–
Composite Index	4.24%	5.04%	4.65%	–
MSCI EAFE Index	(4.90)%	5.33%	4.43%	–
Barclays 1-3 Year Government Index/Credit Bond Index	0.64%	1.09%	2.62%	–
Russell 3000 Index	12.56%	15.63%	7.94%	–
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	1.46%	–
Former Composite Index	4.76%	4.76%	4.07%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index**, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The Current Composite Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Yr Govt/Credit Bond Index and 5% Citigroup 3-Mo US T-Bill Index.

**	The Former Composite Index comprises 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Mo US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,007.20	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	1,008.40	2.13	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Conservative Fund

Mutual Funds 78.1%

	Shares	Market Value

Equity Funds 19.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,651,320	$22,936,828
NVIT International Index Fund, Class Y (a)	4,256,608	38,352,039
NVIT Mid Cap Index Fund, Class Y (a)	915,865	22,988,215
NVIT S&P 500 Index Fund, Class Y (a)	4,291,840	61,416,229
NVIT Small Cap Index Fund, Class Y (a)	556,015	7,723,042

Total Equity Funds (cost $127,513,835)		153,416,353

Fixed Income Funds 56.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	3,027,702	31,124,777
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	4,894,330	46,398,244
NVIT Bond Index Fund, Class Y (a)	21,760,424	232,618,937
NVIT Short Term Bond Fund, Class Y (a)	11,898,170	123,740,970

Total Fixed Income Funds (cost $438,040,705)		433,882,928

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	15,478,018	15,478,018

Total Money Market Fund (cost $15,478,018)		15,478,018

Total Mutual Funds (cost $581,032,558)		602,777,299

Fixed Contract 22.0%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(c)(d)	$170,084,202	170,084,202

Total Fixed Contract (cost $170,084,202)		170,084,202

Total Investments (cost $751,116,760) (e) — 100.1%		772,861,501
Liabilities in excess of other assets — (0.1)%		(388,021)

NET ASSETS — 100.0%		$772,473,480

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2014.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	Fair Valued Security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $751,116,760)	$772,861,501
Receivable for capital shares issued	292,875
Prepaid expenses	1,320

Total Assets	773,155,696

Liabilities:
Payable for investments purchased	285,677
Payable for capital shares redeemed	7,198
Accrued expenses and other payables:
Investment advisory fees	85,665
Fund administration fees	17,572
Distribution fees	164,742
Administrative servicing fees	95,759
Accounting and transfer agent fees	167
Custodian fees	2,386
Compliance program costs (Note 3)	628
Professional fees	13,374
Printing fees	7,987
Other	1,061

Total Liabilities	682,216

Net Assets	$772,473,480

Represented by:
Capital	$724,287,601
Accumulated undistributed net investment income	406,964
Accumulated net realized gains from affiliated investments	26,034,174
Net unrealized appreciation/(depreciation) from investments in affiliates	21,744,741

Net Assets	$772,473,480

Net Assets:
Class II Shares	$770,657,747
Class P Shares	1,815,733

Total	$772,473,480

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	73,908,960
Class P Shares	174,596

Total	74,083,556

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.43
Class P Shares	$10.40

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$12,342,427
Interest income from affiliates	5,918,364

Total Income	18,260,791

EXPENSES:
Investment advisory fees	1,022,933
Fund administration fees	209,023
Distribution fees Class II Shares	1,951,137
Distribution fees Class P Shares	3,844
Distribution fees Class VI Shares (a)	12,133
Administrative servicing fees Class II Shares	1,170,678
Administrative servicing fees Class VI Shares (a)	7,280
Professional fees	44,498
Printing fees	15,240
Trustee fees	22,543
Custodian fees	29,524
Accounting and transfer agent fees	872
Compliance program costs (Note 3)	2,508
Other	19,023

Total Expenses	4,511,236

NET INVESTMENT INCOME	13,749,555

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,784,394
Net realized gains from investment transactions with affiliates	25,109,142

Net realized gains from affiliated investments	26,893,536

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,183,450)

Net realized/unrealized gains from affiliated investments	16,710,086

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,459,641

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$13,749,555	$13,119,846
Net realized gains from affiliated investments	26,893,536	24,090,911
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,183,450)	(202,412)

Change in net assets resulting from operations	30,459,641	37,008,345

Distributions to Shareholders From:
Net investment income:
Class II	(14,105,664)	(13,567,421)
Class P	(34,949)	(23,286)
Class VI (a)	(31,182)	(234,319)
Net realized gains:
Class II	(23,798,393)	(11,796,797)
Class P	(53,294)	(16,323)
Class VI (a)	–	(205,112)

Change in net assets from shareholder distributions	(38,023,482)	(25,843,258)

Change in net assets from capital transactions	(12,398,024)	(11,393,252)

Change in net assets	(19,961,865)	(228,165)

Net Assets:
Beginning of year	792,435,345	792,663,510

End of year	$772,473,480	$792,435,345

Accumulated undistributed net investment income at end of year	$406,964	$684,395

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$66,006,957	$95,125,469
Proceeds from shares issued from class conversion	14,808,344	–
Dividends reinvested	37,904,057	25,364,218
Cost of shares redeemed	(117,778,470)	(129,112,182)

Total Class II Shares	940,888	(8,622,495)

Class P Shares
Proceeds from shares issued	692,999	683,476
Dividends reinvested	88,243	39,609
Cost of shares redeemed	(178,347)	(258,457)

Total Class P Shares	602,895	464,628

Class VI Shares (a)
Proceeds from shares issued	2,081,896	14,494,978
Dividends reinvested	31,182	439,431
Cost of shares redeemed in class conversion	(14,808,344)	–
Cost of shares redeemed	(1,246,541)	(18,169,794)

Total Class VI Shares	(13,941,807)	(3,235,385)

Change in net assets from capital transactions	$(12,398,024)	$(11,393,252)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	6,238,840	8,972,361
Issued in class conversion	1,387,979	–
Reinvested	3,616,369	2,407,612
Redeemed	(11,051,369)	(12,178,444)

Total Class II Shares	191,819	(798,471)

Class P Shares
Issued	64,803	64,574
Reinvested	8,437	3,766
Redeemed	(16,676)	(24,562)

Total Class P Shares	56,564	43,778

Class VI Shares (a)
Issued	197,987	1,369,191
Reinvested	2,936	41,890
Redeemed in class conversion	(1,393,386)	–
Redeemed	(117,766)	(1,720,263)

Total Class VI Shares	(1,310,229)	(309,182)

Total change in shares	(1,061,846)	(1,063,875)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Statement of Cash Flows

	NVIT Investor Destination Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013 (as restated) (a)
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$30,459,641	$37,008,345
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(284,686,515)	(111,441,276)
Proceeds from disposition of affiliated investments	339,623,748	153,262,039
Reinvestment of dividend income from affiliates	(12,342,427)	(11,950,323)
Reinvestment of interest income from affiliates	(5,918,364)	(5,754,422)
Change in unrealized (appreciation)/depreciation from investments in affiliates	10,183,450	202,412
Reinvestment of net realized gain distributions from underlying affiliated funds	(1,784,394)	(1,563,215)
Net realized gains from investment transactions with affiliates	(25,109,142)	(22,527,696)
(Increase)/Decrease in receivable for investments sold	212,841	(212,841)
(Increase)/Decrease in prepaid expenses	482	(273)
Increase/(Decrease) in payable for investments purchased	285,677	(2,177,990)
Increase/(Decrease) in investment advisory fees	(1,876)	1,394
Increase/(Decrease) in fund administration fees	(1,355)	310
Increase/(Decrease) in administrative servicing fees	(2,318)	1,264
Increase/(Decrease) in distribution fees	(3,607)	2,678
Increase/(Decrease) in accounting and transfer agent fees	54	(944)
Increase/(Decrease) in custodian fees	(2,559)	399
Increase/(Decrease) in trustee fees	(874)	874
Increase in compliance program costs	613	15
Increase/(Decrease) in professional fees	8,195	(4,278)
Increase/(Decrease) in printing fees	(2,307)	3,224
Increase/(Decrease) in other payables	1,061	(4,016)

Net cash provided by operating activities	50,920,024	34,845,680

Cash flows used in financing activities:
Proceeds from shares issued	68,510,652	112,481,156
Cost of shares redeemed	(119,430,676)	(147,326,836)

Net cash used in financing activities	(50,920,024)	(34,845,680)

Net increase in cash	—	—

Cash:
Beginning of period	—	—

End of period	$—	$—

Supplemental disclosure of cash flow information:

For the year ended December 31, 2014, noncash financing activities not included herein consist of reinvestment of dividends and distributions of $38,023,482 and share class conversion of $14,808,344.

For the year ended December 31, 2013, noncash financing activities not included herein consist of reinvestment of dividends and distributions of $25,843,258.

(a)	Please refer to Note 10 for additional information.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	–	$10.43	3.89%	$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013 (d)	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	–	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%
Year Ended December 31, 2012 (d)	$10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	–	$10.40	5.18%	$775,121,597	0.58%	1.95%	0.58%	12.44%
Year Ended December 31, 2011 (d)	$10.19	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	–	$10.20	2.93%	$625,729,851	0.58%	1.98%	0.58%	15.78%
Year Ended December 31, 2010 (d)	$9.87	0.21	0.36	0.57	(0.22)	(0.03)	(0.25)	–	$10.19	5.89%	$488,007,697	0.58%	2.10%	0.58%	11.91%

Class P Shares
Year Ended December 31, 2014 (d)	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	–	$10.40	4.08%	$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013 (d)	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	–	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%
Period Ended December 31, 2012 (d)(e)	$10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	–	$10.38	2.24%	$771,093	0.42%	3.99%	0.42%	12.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The Policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$170,084,202	$170,084,202
Mutual Funds	602,777,299	—	—	602,777,299
Total	$602,777,299	$—	$170,084,202	$772,861,501
Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$169,193,311	$169,193,311
Interest Income from affiliates	5,918,364	5,918,364
Purchases	6,613,104	6,613,104
Sales	(11,640,578)	(11,640,578)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2014	$170,084,202	$170,084,202

The following table represents the Fund’s level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$170,084,202	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*

NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the

18

Notes to Financial Statements (Continued)

December 31, 2014

Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value

19

Notes to Financial Statements (Continued)

December 31, 2014

assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

20

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$144,809	$(144,809)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

21

Notes to Financial Statements (Continued)

December 31, 2014

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $209,023 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $2,508.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,177,958 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

22

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$26,174,989	$4,691,703	$406,937	$223,833	$201,824	$22,936,828
NVIT International Index Fund, Class Y	41,171,605	7,307,757	6,681,501	1,384,409	777,699	—	38,352,039
NVIT Mid Cap Market Index Fund, Class Y	25,227,748	3,898,574	7,006,737	276,397	2,113,512	1,191,431	22,988,215
NVIT S&P 500 Index Fund, Class Y	101,328,243	7,149,275	55,007,570	1,145,010	20,241,634		61,416,229
NVIT Small Cap Index Fund, Class Y	—	8,884,520	1,417,476	84,547	28,855	357,926	7,723,042
Nationwide Core Plus Bond Fund, Institutional Class	—	32,446,837	1,414,039	590,640	4,794	33,213	31,124,777
Nationwide Inflation-Protected Securities Fund, Institutional Class	—	48,508,451	2,152,568	307,967	50,867	—	46,398,244
NVIT Bond Index Fund, Class Y	318,432,280	10,508,547	106,228,174	5,689,977	4,290,831	—	232,618,937
NVIT Enhanced Income Fund, Class Y	111,557,021	798,975	111,779,097	798,975	(2,543,419)	—	—
NVIT Short-Term Bond Fund, Class	9,937,720	146,262,210	30,842,298	1,657,568	(79,464)	—	123,740,970
NVIT Money Market Fund, Class Y	15,979,929	260,096	762,007	—	—	—	15,478,018
Nationwide Fixed Contract	169,193,311	6,613,105	11,640,578	5,918,364	—	—	170,084,202

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National

23

Notes to Financial Statements (Continued)

December 31, 2014

Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $298,813,336 and sales of $339,623,748 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,171,795	$23,851,687	$38,023,482	$—	$38,023,482

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,825,026	$12,018,232	$25,843,258	$—	$25,843,258

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$664,475	$25,886,878	$26,551,353	$—	$21,634,526	$48,185,879

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$751,226,975	$27,301,882	$(5,667,356)	$21,634,526

10.  Restatement of Previously Issued Financial Statements

Prior to issuing the Fund’s December 31, 2014 financial statements, fund management became aware of a technical correction that requires the Fund to present a Statement of Cash Flows in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 230 (“ASC 230”). Prior to the technical correction, FASB ASC 230 required that substantially all securities be carried at fair value and liquid to be exempt from having to provide a Statement of Cash Flows. The technical update to FASB ASC 230 now requires that substantially all of the Fund’s investments be carried at fair value and classified as level 1 or level 2 measurements in accordance with the fair value leveling hierarchy in order to be exempt from presenting the Statement of Cash Flows. The Fund’s financial statements for the year ended December 31, 2013 did not present the Statement of Cash Flows. Accordingly, the Fund is presenting a Statement of Cash Flows for the year ended December 31, 2014 and fund management decided on restating the December 31, 2013 financial statements to include a Statement of Cash Flows for the year ended December 31, 2013.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

As discussed in Note 10, the Fund has restated its December 31, 2013 financial statements to correct an error.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.06%.

The Fund designates $23,851,687, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $1,355,637 or $0.0183 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $57,748 or $0.0008 per outstanding share.

27

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

35

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

36

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

37

Annual Report

December 31, 2014

NVIT Investor Destinations Managed Growth & Income Fund

AR-ID-MGI 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth & Income Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Managed Growth & Income Fund (Class II) returned 2.46% versus 6.56% for its composite benchmark, 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 68 funds as of December 31, 2014) was 2.81% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000® Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes were generally positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s core investments in the NVIT S&P 500 Index Fund and the NVIT Bond Index Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investment in the NVIT International Index Fund posted a negative return and was the only detractor from the Fund’s overall return during the reporting period. In addition, the NVIT Short Term Bond Fund, which was added to the Fund’s portfolio in late June 2014, provided only a small contribution to the Fund’s overall return during the reporting period.

Investments within the Fund’s Volatility Overlay sleeve are dictated by a process that determines whether the Fund should take long or short positions in futures contracts tied to the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity exposures. Average daily equity exposure of the Fund during 2014 was 60% (10% above the baseline of 50% equity exposure).

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of April 30, 2014.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities and may invest in more-aggressive investments

4

Fund Commentary (con’t.)	NVIT Investor Destinations Managed Growth & Income Fund

such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Highlights

•	The NVIT Investor Destinations Managed Growth & Income Fund (Class II) returned 2.46%, underperforming the benchmark by 4.10% and the Lipper peer category median by 0.35% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 35% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•	The Fund’s underlying investments in the NVIT S&P 500 Index Fund and the NVIT Bond Index Fund were the largest positive contributors to Fund performance during the reporting period

•	Only the Fund’s underlying investment in the NVIT International Index Fund posted negative returns during the reporting period

•	Average daily equity exposure of the Fund during 2014 was 60%, which was 10% over the 50% equity exposure baseline

Asset Allocation†

Equity Funds	48.4%
Fixed Income Funds	47.3%
Other assets in excess of liabilities	4.3%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	23.0%
NVIT Short Term Bond Fund, Class Y	21.5%
NVIT S&P 500 Index Fund, Class Y	21.1%
NVIT International Index Fund, Class Y	12.8%
NVIT Mid Cap Index Fund, Class Y	9.3%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Small Cap Index Fund, Class Y	4.2%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Managed Growth & Income Fund

Average Annual Total Return1

(For the period ended December 31, 2014)

	1 Yr.	Inception
Class I	–	2.06%	[2]
Class II	2.46%	5.66%	[3]
Composite Index	8.60%	9.80%
S&P 500® Index	13.69%	19.03%
Barclays U.S. Aggregate Bond Index	5.97%	1.71%
Citigroup 3-Month US T-Bill Index	0.03%	0.04%
CPI	0.76%	0.59%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.78%	0.59%
Class II	1.03%	0.84%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t)	NVIT Investor Destinations Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth & Income Fund since inception through 12/31/14 versus performance of the Composite Index*, the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(b)	1,000.00	989.70	1.50	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(b)	1,000.00	987.90	2.76	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Managed Growth and Income Fund

Mutual Funds 95.7%

	Shares	Market Value

Equity Funds 48.4%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	576,256	$8,004,200
NVIT International Index Fund, Class Y (a)	3,644,692	32,838,671
NVIT Mid Cap Index Fund, Class Y (a)	957,782	24,040,328
NVIT S&P 500 Index Fund, Class Y (a)	3,789,723	54,230,941
NVIT Small Cap Index Fund, Class Y (a)	773,259	10,740,573

Total Equity Funds (cost $127,169,012)		129,854,713

Fixed Income Funds 47.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,241,230	12,759,848
NVIT Bond Index Fund, Class Y (a)	5,529,840	59,113,990
NVIT Short Term Bond Fund, Class Y (a)	5,306,212	55,184,607

Total Fixed Income Funds (cost $127,654,236)		127,058,445

Total Mutual Funds (cost $254,823,248)		256,913,158

Total Investments (cost $254,823,248) (b) — 95.7%		256,913,158
Other assets in excess of liabilities — 4.3%		11,583,245

NET ASSETS — 100.0%		$268,496,403

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

10

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
59	Mini MSCI EAFE	03/20/15	$5,185,805	$(72,199)
14	Russell 2000 Mini Future	03/20/15	1,680,980	4,287
99	S&P 500 E-Mini	03/20/15	10,159,380	(64,935)
24	S&P MID 400 E-Mini	03/20/15	3,476,640	(11,617)

			$20,502,805	$(144,464)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Managed Growth and Income Fund
Assets:
Investments in affiliates, at value (cost $254,823,248)	$256,913,158
Cash	11,019,507
Receivable for capital shares issued	1,198,770
Receivable for variation margin on futures contracts	631,589
Prepaid expenses	184

Total Assets	269,763,208

Liabilities:
Payable for investments purchased	1,138,610
Payable for capital shares redeemed	233
Accrued expenses and other payables:
Investment advisory fees	13,380
Fund administration fees	8,153
Distribution fees	55,155
Administrative servicing fees	30,316
Accounting and transfer agent fees	26
Custodian fees	335
Compliance program costs (Note 3)	191
Professional fees	12,875
Printing fees	7,395
Other	136

Total Liabilities	1,266,805

Net Assets	$268,496,403

Represented by:
Capital	$266,992,021
Accumulated undistributed net investment income	116,841
Accumulated net realized losses from affiliated investments and futures transactions	(557,905)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,089,910
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(144,464)

Net Assets	$268,496,403

Net Assets:
Class I Shares	$309,134
Class II Shares	268,187,269

Total	$268,496,403

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	29,202
Class II Shares	25,337,363

Total	25,366,565

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.59
Class II Shares	$10.58

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Managed Growth and Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,636,033
Interest income from non-affiliates	5,497
Dividend income from non-affiliates	2,386

Total Income	4,643,916

EXPENSES:
Organization and offering costs	2,062
Investment advisory fees	250,390
Fund administration fees	74,942
Distribution fees Class II Shares	417,212
Administrative servicing fees Class I Shares (a)	63
Administrative servicing fees Class II Shares	250,327
Professional fees	32,850
Printing fees	20,621
Trustee fees	5,047
Custodian fees	6,172
Accounting and transfer agent fees	1,732
Compliance program costs (Note 3)	504
Other	5,155

Total expenses before earnings credit and expenses reimbursed	1,067,077

Earnings credit (Note 5)	(10)
Expenses reimbursed by adviser (Note 3)	(148,296)

Net Expenses	918,771

NET INVESTMENT INCOME	3,725,145

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,353,258
Net realized gains from investment transactions with affiliates	1,027,530
Net realized losses from futures transactions (Note 2)	(2,314,031)

Net realized gains from affiliated investments and futures transactions	66,757

Net change in unrealized appreciation/(depreciation) from investments in affiliates	344,089
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(691,188)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(347,099)

Net realized/unrealized losses from affiliated investments and futures transactions	(280,342)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,444,803

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth and Income Fund
	Year Ended December 31, 2014		Period ended December 31, 2013(a)
Operations:
Net investment income	$3,725,145		$1,139,560
Net realized gains from affiliated investments and futures transactions	66,757		251,344
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(347,099)		2,292,545

Change in net assets resulting from operations	3,444,803		3,683,449

Distributions to Shareholders From:
Net investment income:
Class I	(4,809	)(b)	–
Class II	(3,681,466)		(1,172,061)
Net realized gains:
Class I	(41	)(b)	–
Class II	(542,096)		(234,823)

Change in net assets from shareholder distributions	(4,228,412)		(1,406,884)

Change in net assets from capital transactions	190,120,886		76,882,561

Change in net assets	189,337,277		79,159,126

Net Assets:
Beginning of year	79,159,126		–

End of year	$268,496,403		$79,159,126

Accumulated undistributed net investment income at end of year	$116,841		$1,392

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$308,199	(b)	$–
Dividends reinvested	4,850	(b)	–
Cost of shares redeemed	(1,266	)(b)	–

Total Class I Shares	311,783	(b)	–

Class II Shares
Proceeds from shares issued	191,363,643		75,603,022
Dividends reinvested	4,223,562		1,406,884
Cost of shares redeemed	(5,778,102)		(127,345)

Total Class II Shares	189,809,103		76,882,561

Change in net assets from capital transactions	$190,120,886		$76,882,561

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth and Income Fund
	Year Ended December 31, 2014		Period ended December 31, 2013(a)
SHARE TRANSACTIONS:
Class I Shares
Issued	28,864	(b)	–
Reinvested	456	(b)	–
Redeemed	(118	)(b)	–

Total Class I Shares	29,202	(b)	–

Class II Shares
Issued	17,951,171		7,418,016
Reinvested	396,519		135,018
Redeemed	(550,790)		(12,571)

Total Class II Shares	17,796,900		7,540,463

Total change in shares	17,826,102		7,540,463

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%	$309,134	0.30%	7.09%	(g)	0.38%	16.75%

Class II Shares
Year Ended December 31, 2014 (e)	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%	$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (e)(h)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%	$79,159,126	0.52%	4.87%		0.72%	1.82%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.
(h)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples,

17

Notes to Financial Statements (Continued)

December 31, 2014

anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its investment objectives in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

18

Notes to Financial Statements (Continued)

December 31, 2014

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$4,287
Total		$4,287

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	(148,751)
Total		$(148,751)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(2,314,031)
Total	$(2,314,031)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(691,188)
Total	$(691,188)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

19

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, distribution redesignation, and non-deductible offering costs. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated investments and futures transactions
$(1,752)	$76,579	$(74,827)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

20

Notes to Financial Statements (Continued)

December 31, 2014

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Effective September 17, 2014, Nationwide Asset Management, LLC (the “Subadviser”) was appointed as subadviser to the Fund. Effective September 16, 2014, BlackRock Investment Management LLC (“BlackRock”) was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the period from January 1, 2014 through September 16, 2014, from these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated subadviser, BlackRock.

For the period from September 17, 2014 through December 31, 2014, from these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $9,390 during the period ended December 31, 2014.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the

21

Notes to Financial Statements (Continued)

December 31, 2014

corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2013 Amount(a)	Fiscal Year 2014 Amount	Total
$ 47,311	$148,296	$195,607

(a)	For the period May 1, 2013 through December 31, 2013.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $74,942 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $504.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as brokerdealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

22

Notes to Financial Statements (Continued)

December 31, 2014

shareholder sub-accounting; (v) answering inquires regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $250,390 in administrative services fees from the Fund.

For the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$7,805,290	$85,972	$119,931	$1,223	$67,425	$8,004,200
NVIT International Index Fund, Class Y	10,008,430	26,294,126	559,363	910,533	36,952	—	32,838,671
NVIT Mid Cap Index Fund, Class Y	6,220,013	17,884,276	355,245	269,362	40,934	915,874	24,040,328
NVIT S&P 500 Index Fund, Class Y	19,523,555	39,361,701	8,332,630	958,957	1,008,466	—	54,230,941
NVIT Small Cap Index Fund, Class Y	3,163,719	7,678,267	163,294	109,920	23,851	356,859	10,740,573
Nationwide Core Plus Bond Fund, Institutional Class	—	12,887,621	143,287	177,962	418	13,100	12,759,848
NVIT Bond Index Fund, Class Y	20,000,845	45,183,537	6,661,014	1,383,859	(63,435)	—	59,113,990
NVIT Enhanced Income Fund, Class Y	5,745,579	3,877,082	9,639,301	—	(13,793)	—	—
NVIT Short Term Bond Fund, Class Y	10,068,948	46,579,446	800,789	705,509	(7,086)	—	55,184,607

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions.

23

Notes to Financial Statements (Continued)

December 31, 2014

The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $207,551,346 and sales of $26,740,895 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,904,518	$323,894	$4,228,412	$—	$4,228,412

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,232,889	$173,995	$1,406,884	$—	$1,406,884

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$116,841	$—	$116,841	$(616,587)	$2,004,128	$1,504,382

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$254,909,030	$5,832,943	$(3,828,815)	$2,004,128

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$118,037	Unlimited

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2014, the Fund’s qualified late year losses amounted to $498,550.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Managed Growth & Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund — Approval of New Subadvisory Agreements

At an in-person meeting of the Board of Trustees held on June 11, 2014, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a new investment subadvisory agreement with Nationwide Asset Management, LLC (“NWAM”) (the “New Subadvisory Agreement”). The Trustees were provided with materials relating to NWAM in advance of the meeting. The Trustees considered statements by Nationwide Fund Advisors (“NFA”) to the effect that NWAM would replace BlackRock Investment Management, LLC (“BlackRock”) as investment subadviser to the Fund, and that BlackRock had indicated its desire to discontinue its services as subadviser to the Fund. The Trustees considered statements by NFA to the effect that NWAM’s duties would be identical in scope to those currently provided by BlackRock, as well as information concerning NWAM’s experience and capabilities with respect to the services NWAM would be providing to the Fund. The Trustees further considered that NWAM was willing to provide the services at a substantially lower fee than BlackRock (although NFA, and not the Fund, is responsible for paying the Fund’s subadviser).

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by the NWAM were appropriate and consistent with the terms of the New Subadvisory Agreement.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement for an initial two-year period.

27

Supplemental Information (Continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 34.86%.

The Fund designates $323,894, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $891,610 or $0.0351 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $37,981 or $0.0015 per outstanding share.

28

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

36

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

37

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Annual Report

December 31, 2014

NVIT Investor Destinations Managed

Growth Fund

AR-ID-MGR 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Managed Growth Fund (Class II) returned 1.73% versus 7.21% for its composite benchmark, 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 50 funds as of December 31, 2014) was 4.60% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. The continuing strength of the U.S. economy and accommodative monetary policy from the Federal Reserve helped propel the Russell 3000® Index to new heights and a total return of 12.56% for calendar-year 2014. International markets, however, ended the year on a negative note, with the MSCI EAFE Index down 4.90% and the MSCI Emerging Markets® Index down 2.19% against a backdrop of slowing economic growth and weaker currencies. In contrast, U.S. fixed-income indexes generally were positive on lower long-term rates and international market concerns that led to an influx of foreign capital in U.S. bonds during the reporting period. The Fed maintained short-term interest rates near zero throughout 2014, which greatly muted returns on investments in short-term bonds and kept money market investments barely above zero.

The returns from the Fund’s core investments in the NVIT S&P 500 Index Fund, the NVIT Mid Cap Index Fund and the NVIT Bond Index Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investment in the NVIT International Index Fund posted a negative return and was the only detractor from the Fund’s overall absolute return during the reporting period. In addition, the NVIT Short Term Bond Fund, which was added to the Fund’s portfolio in late June 2014, provided only a small contribution to the Fund’s overall return during the reporting period. The underperperformance relative to the benchmark were a result of the allocation decisions.

Investments within the Fund’s Volatility Overlay sleeve are dictated by a process that determines whether the Fund should take long or short positions in futures contracts tied to the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity exposures. Average daily equity exposure of the Fund during 2014 was 71% (11% above the baseline of 60% equity exposure).

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of April 30, 2014.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income

4

Fund Commentary (con’t.)	NVIT Investor Destinations Managed Growth Fund

securities and may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Objective

Consistent with preservation of capital, the Fund seeks growth primarily and investment income secondarily.

Highlights

•	The NVIT Investor Destinations Managed Growth Fund (Class II) returned 1.73%, underperforming the benchmark by 5.48% and the Lipper peer category median by 2.87% during the reporting period

•	The Fund’s underlying investments in U.S. stocks accounted for 45% of the Fund’s allocations and drove the positive Fund returns during the reporting period

•

The Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT Mid Cap Index Fund and the NVIT Bond Fund were the largest positive contributors to Fund performance during the reporting period

•	Only the Fund’s underlying investment in the NVIT International Index Fund posted negative returns during the reporting period

•	Average daily equity exposure of the Fund during 2014 was 71%, which was 11% over the 60% equity exposure baseline

Asset Allocation†

Equity Funds	58.4%
Fixed Income Funds	38.0%
Other assets in excess of liabilities	3.6%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	28.4%
NVIT Bond Index Fund, Class Y	18.9%
NVIT Short Term Bond Fund, Class Y	15.6%
NVIT International Index Fund, Class Y	14.5%
NVIT Mid Cap Index Fund, Class Y	10.4%
NVIT Small Cap Index Fund, Class Y	5.2%
Nationwide Core Plus Bond Fund, Institutional Class	4.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	Inception
Class I	–	1.55%	[2]
Class II	1.73%	5.67%	[3]
Composite Index	9.67%	11.62%
S&P 500® Index	13.69%	19.03%
Barclays U.S. Aggregate Bond Index	5.97%	1.71%
Citigroup 3-Month US T-Bill Index	0.03%	0.04%
CPI	0.76%	0.59%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.71%	0.58%
Class II	0.96%	0.83%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth Fund since inception through 12/31/14 versus performance of the Composite Index*, the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14 (a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14 (a)
Class I Shares	Actual	(b)	1,000.00	979.50	1.55	0.31
	Hypothetical(b)(c)		1,000.00	1,023.64	1.58	0.31
Class II Shares	Actual	(b)	1,000.00	978.60	2.79	0.56
	Hypothetical(b)(c)		1,000.00	1,022.38	2.85	0.56

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Managed Growth Fund

Mutual Funds 96.4%

	Shares	Market Value

Equity Funds 58.4%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	705,340	$9,797,170
NVIT International Index Fund, Class Y (a)	7,636,355	68,803,557
NVIT Mid Cap Index Fund, Class Y (a)	1,954,257	49,051,844
NVIT S&P 500 Index Fund, Class Y (a)	9,397,281	134,475,088
NVIT Small Cap Index Fund, Class Y (a)	1,774,598	24,649,159

Total Equity Funds (cost $279,784,451)		286,776,818

Fixed Income Funds 38.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,278,507	23,423,047
NVIT Bond Index Fund, Class Y (a)	8,385,954	89,645,843
NVIT Short Term Bond Fund, Class Y (a)	7,083,422	73,667,593

Total Fixed Income Funds (cost $187,441,104)		186,736,483

Total Mutual Funds (cost $467,225,555)		473,513,301

Total Investments (cost $467,225,555) (b) — 96.4%		473,513,301
Other assets in excess of liabilities — 3.6%		17,671,970

NET ASSETS — 100.0%		$491,185,271

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
116	Mini MSCI EAFE	03/20/15	$10,195,820	$(162,159)
29	Russell 2000 Mini Future	03/20/15	3,482,030	(27,778)
187	S&P 500 E-Mini	03/20/15	19,189,940	(273,787)
43	S&P MID 400 E-Mini	03/20/15	6,228,980	(73,510)

			$39,096,770	$(537,234)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $467,225,555)	$473,513,301
Cash	16,430,429
Receivable for capital shares issued	1,112,044
Receivable for variation margin on futures contracts	1,411,762
Prepaid expenses	345

Total Assets	492,467,881

Liabilities:
Payable for investments purchased	1,056,419
Payable for capital shares redeemed	23
Accrued expenses and other payables:
Investment advisory fees	39,488
Fund administration fees	12,099
Distribution fees	101,060
Administrative servicing fees	51,536
Accounting and transfer agent fees	42
Custodian fees	685
Compliance program costs (Note 3)	353
Professional fees	13,198
Printing fees	7,335
Other	372

Total Liabilities	1,282,610

Net Assets	$491,185,271

Represented by:
Capital	$489,999,954
Accumulated undistributed net investment income	1,189,168
Accumulated net realized losses from affiliated investments and futures transactions	(5,754,363)
Net unrealized appreciation/(depreciation) from investments in affiliates	6,287,746
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(537,234)

Net Assets	$491,185,271

Net Assets:
Class I Shares	$203,443
Class II Shares	490,981,828

Total	$491,185,271

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,149
Class II Shares	46,221,849

Total	46,240,998

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.62
Class II Shares	$10.62

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$8,659,214
Interest income from non-affiliates	9,742
Dividend income from non-affiliates	4,297

Total Income	8,673,253

EXPENSES:
Organization and offering costs	2,109
Investment advisory fees	465,753
Fund administration fees	105,770
Distribution fees Class II Shares	776,150
Administrative servicing fees Class I Shares (a)	64
Administrative servicing fees Class II Shares	465,689
Professional fees	37,290
Printing fees	21,264
Trustee fees	9,418
Custodian fees	11,513
Accounting and transfer agent fees	1,796
Compliance program costs (Note 3)	969
Other	6,899

Total expenses before earnings credit and expenses reimbursed	1,904,684

Earnings credit (Note 5)	(32)
Expenses reimbursed by adviser (Note 3)	(164,378)

Net Expenses	1,740,274

NET INVESTMENT INCOME	6,932,979

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,859,653
Net realized gains from investment transactions with affiliates	1,215,552
Net realized losses from futures transactions (Note 2)	(8,485,875)

Net realized losses from affiliated investments and futures transactions	(4,410,670)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,878,040
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,737,734)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,140,306

Net realized/unrealized losses from affiliated investments and futures transactions	(3,270,364)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,662,615

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2014		Period ended December 31, 2013(a)
Operations:
Net investment income	$6,932,979		$1,917,105
Net realized gains/(losses) from affiliated investments and futures transactions	(4,410,670)		169,766
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,140,306		4,610,206

Change in net assets resulting from operations	3,662,615		6,697,077

Distributions to Shareholders From:
Net investment income:
Class I	(2,118	)(b)	–
Class II	(5,851,933)		(1,961,356)
Net realized gains:
Class I	(181	)(b)	–
Class II	(1,226,379)		(145,445)

Change in net assets from shareholder distributions	(7,080,611)		(2,106,801)

Change in net assets from capital transactions	358,976,874		131,036,117

Change in net assets	355,558,878		135,626,393

Net Assets:
Beginning of year	135,626,393		–

End of year	$491,185,271		$135,626,393

Accumulated undistributed net investment income at end of year	$1,189,168		$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$211,441	(b)	$–
Dividends reinvested	2,299	(b)	–
Cost of shares redeemed	(7,585	)(b)	–

Total Class I Shares	206,155	(b)	–

Class II Shares
Proceeds from shares issued	358,622,316		129,016,227
Dividends reinvested	7,078,312		2,106,801
Cost of shares redeemed	(6,929,909)		(86,911)

Total Class II Shares	358,770,719		131,036,117

Change in net assets from capital transactions	$358,976,874		$131,036,117

SHARE TRANSACTIONS:
Class I Shares
Issued	19,627	(b)	–
Reinvested	215	(b)	–
Redeemed	(693	)(b)	–

Total Class I Shares	19,149	(b)	–

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2014	Period ended December 31, 2013(a)
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	33,430,370	12,605,944
Reinvested	659,933	200,648
Redeemed	(666,519)	(8,527)

Total Class II Shares	33,423,784	12,798,065

Total change in shares	33,442,933	12,798,065

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Period Ended December 31, 2014 (e)(f)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%	$203,443	0.31%	3.60%	(g)	0.36%	12.12%

Class II Shares
Year Ended December 31, 2014 (e)	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%	$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2013 (e)(h)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%	$135,626,393	0.53%	5.54%		0.67%	0.77%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.
(h)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples,

17

Notes to Financial Statements (Continued)

December 31, 2014

anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its investment objectives in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

18

Notes to Financial Statements (Continued)

December 31, 2014

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(537,234)
Total		$(537,234)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(8,485,875)
Total	$(8,485,875)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,737,734)
Total	$(1,737,734)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

19

Notes to Financial Statements (Continued)

December 31, 2014

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, distribution redesignation, and non-deductible offering costs. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated investments and futures transactions
$(1,921)	$110,240	$(108,319)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

20

Notes to Financial Statements (Continued)

December 31, 2014

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Effective September 17, 2014, Nationwide Asset Management (the “Subadviser”) was appointed as subadviser to the Fund. Effective September 16, 2014, Blackrock Investment Management, LLC (“BlackRock”) was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the period from January 1, 2014 through September 16, 2014, from these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated subadviser, BlackRock.

For the period from September 17, 2014 through December 31, 2014, from these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $17,295 during the period ended December 31, 2014.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until at least April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the

21

Notes to Financial Statements (Continued)

December 31, 2014

Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2013 Amount (a)	Fiscal Year 2014 Amount	Total
$48,026	$164,378	$212,404

(a)	For the period May 1, 2013 through December 31, 2013.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $105,770 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $969.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

22

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, NFS earned $465,753 in administrative services fees from the Fund.

For the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$9,472,136	$26,405	$147,607	$(477)	$82,608	$9,797,170
NVIT International Index Fund, Class Y	20,869,832	55,966,858	1,908,713	1,949,466	116,314	—	68,803,557
NVIT Mid Cap Index Fund, Class Y	13,164,576	36,225,374	916,998	550,626	78,317	1,913,878	49,051,844
NVIT S&P 500 Index Fund, Class Y	38,371,381	95,656,390	8,604,584	2,381,877	1,034,253	—	134,475,088
NVIT Small Cap Index Fund, Class Y	6,679,540	18,085,943	239,708	252,504	31,544	839,097	24,649,159
Nationwide Core Plus Bond Fund, Institutional Class	—	23,460,153	66,013	331,279	320	24,070	23,423,047
NVIT Bond Index Fund, Class Y	29,304,503	71,548,619	12,140,477	2,102,554	(26,547)	—	89,645,843
NVIT Enhanced Income Fund, Class Y	6,133,347	5,300,412	11,453,046	—	(12,769)	—	—
NVIT Short-Term Bond Fund, Class Y	13,510,260	61,619,700	593,370	943,301	(5,404)	—	73,667,593

Amounts	designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the

23

Notes to Financial Statements (Continued)

December 31, 2014

Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $377,335,586 and sales of $35,949,314 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,365,694	$714,917	$7,080,611	$—	$7,080,611

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,963,740	$143,061	$2,106,801	$—	$2,106,801

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,189,168	$—	$1,189,168	$(6,202,930)	$6,199,079	$1,185,317

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$467,314,222	$13,678,594	$(7,479,515)	$6,199,079

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$6,202,930	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Managed Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

NVIT Investor Destinations Managed Growth Fund – Approval of New Subadvisory Agreements

At an in-person meeting of the Board of Trustees held on June 11, 2014, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a new investment subadvisory agreement with Nationwide Asset Management, LLC (“NWAM”) (the “New Subadvisory Agreement”). The Trustees were provided with materials relating to NWAM in advance of the meeting. The Trustees considered statements by Nationwide Fund Advisors (“NFA”) to the effect that NWAM would replace BlackRock Investment Management, LLC (“BlackRock”) as investment subadviser to the Fund, and that BlackRock had indicated its desire to discontinue its services as subadviser to the Fund. The Trustees considered statements by NFA to the effect that NWAM’s duties would be identical in scope to those currently provided by BlackRock, as well as information concerning NWAM’s experience and capabilities with respect to the services NWAM would be providing to the Fund. The Trustees further considered that NWAM was willing to provide the services at a substantially lower fee than BlackRock (although NFA, and not the Fund, is responsible for paying the Fund’s subadviser).

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by the NWAM were appropriate and consistent with the terms of the New Subadvisory Agreement.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement for an initial two-year period.

27

Supplemental Information (Continued)

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 42.51%.

The Fund designates $714,917, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $1,908,950 or $0.0413 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $81,318 or $0.0018 per outstanding share.

28

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

36

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

37

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Annual Report

December 31, 2014

NVIT Investor Destinations Moderate Fund

AR-ID-MOD 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderate Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Moderate Fund (Class II) returned 5.18% versus 6.42% for its composite benchmark*, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued the Fed’s purchasing program of U.S. Treasury and mortgage-backed securities, but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Bond Index Fund, combined with their allocations within the Fund, made them the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month US Treasury Bill (T-Bill) Index, returned 9.63% for the annual period ended December 31, 2014.

**As	of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT Investor Destinations Moderate Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Moderate Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT S&P 500 Index Fund Class Y	27%	3.65%
NVIT Bond Index Fund Class Y	19%	1.12%
NVIT International Index Fund Class Y	16%	-0.92%
NVIT Mid Cap Index Fund Class Y	10%	0.96%
NVIT Short Term Bond Fund Class Y	8%	0.07%
Nationwide Contract	8%	0.28%
NVIT Small Cap Index Fund Class Y	5%	0.25%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.25%
Nationwide Ziegler Equity Income Fund Institutional Class	2%	0.23%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Moderate Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Moderate Fund

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights

•	The NVIT Investor Destinations Moderate Fund (Class II) returned 5.18%, underperforming the composite benchmark by 1.24% and the Lipper peer category median by 0.17% during the reporting period

•	The Fund’s investments in U.S. equities accounted for 44% of its allocations and contributed to the majority of the positive returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	59.7%
Fixed Income Funds	32.2%
Fixed Contract	8.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	26.9%
NVIT Bond Index Fund, Class Y	19.1%
NVIT International Index Fund, Class Y	15.9%
NVIT Mid Cap Index Fund, Class Y	10.0%
NVIT Short Term Bond Fund, Class Y	8.0%
Nationwide Fixed Contract	8.1%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Small Cap Index Fund, Class Y	5.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class II	5.18%	8.55%	5.51%	–
Class P	5.31%	–	–	9.53%	[2]
Composite Index	6.42%	9.42%	6.30%	–
MSCI EAFE Index	(4.90)%	5.33%	4.43%	–
Barclays 1-3 Year Government Index/Credit Bond Index	0.64%	1.09%	2.62%	–
Russell 3000 Index	12.56%	15.63%	7.94%	–
S&P 500® Index	13.69%	15.45%	7.67%	–
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	1.46%	–
Former Composite Index	9.63%	10.57%	6.36%
CPI	0.76%	1.33%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index**, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,005.50	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	1,006.10	2.07	0.41
	Hypothetical	(b)(c)	1,000.00	1,023.14	2.09	0.41

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Moderate Fund

Mutual Funds 91.9%

	Shares	Market Value

Equity Funds 59.7%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	4,514,253	$62,702,981
NVIT International Index Fund, Class Y (a)	55,439,886	499,513,373
NVIT Mid Cap Index Fund, Class Y (a)	12,501,365	313,784,271
NVIT S&P 500 Index Fund, Class Y (a)	59,095,143	845,651,499
NVIT Small Cap Index Fund, Class Y (a)	11,368,434	157,907,553

Total Equity Funds (cost $1,201,065,158)		1,879,559,677

Fixed Income Funds 32.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	15,460,162	158,930,463
NVIT Bond Index Fund, Class Y (a)	56,297,137	601,816,392
NVIT Short Term Bond Fund, Class Y (a)	24,365,672	253,402,991

Total Fixed Income Funds (cost $1,006,375,060)		1,014,149,846

Total Mutual Funds (cost $2,207,440,218)		2,893,709,523

Fixed Contract 8.1%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$253,374,279	253,374,279

Total Fixed Contract (cost $253,374,279)		253,374,279

Total Investments (cost $2,460,814,497) (d) — 100.0%		3,147,083,802
Liabilities in excess of other assets — 0.0%†		(1,553,977)

NET ASSETS — 100.0%		$3,145,529,825

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,460,814,497)	$3,147,083,802
Receivable for capital shares issued	3,060,073
Prepaid expenses	5,473

Total Assets	3,150,149,348

Liabilities:
Payable for investments purchased	2,866,398
Payable for capital shares redeemed	193,675
Accrued expenses and other payables:
Investment advisory fees	348,286
Fund administration fees	61,003
Distribution fees	669,785
Administrative servicing fees	424,723
Accounting and transfer agent fees	835
Custodian fees	10,130
Compliance program costs (Note 3)	2,536
Professional fees	25,048
Printing fees	13,103
Other	4,001

Total Liabilities	4,619,523

Net Assets	$3,145,529,825

Represented by:
Capital	$2,369,942,869
Accumulated undistributed net investment income	1,706,328
Accumulated net realized gains from affiliated investments	87,611,323
Net unrealized appreciation/(depreciation) from investments in affiliates	686,269,305

Net Assets	$3,145,529,825

Net Assets:
Class II Shares	$3,132,107,636
Class P Shares	13,422,189

Total	$3,145,529,825

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	234,419,825
Class P Shares	1,007,320

Total	235,427,145

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.36
Class P Shares	$13.32

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$61,479,755
Interest income from affiliates	8,868,960

Total Income	70,348,715

EXPENSES:
Investment advisory fees	4,191,646
Fund administration fees	731,456
Distribution fees Class II Shares	8,017,126
Distribution fees Class P Shares	27,944
Distribution fees Class VI Shares (a)	15,781
Administrative servicing fees Class II Shares	4,810,271
Administrative servicing fees Class VI Shares (a)	9,469
Professional fees	126,778
Printing fees	29,113
Trustee fees	90,662
Custodian fees	121,849
Accounting and transfer agent fees	1,554
Compliance program costs (Note 3)	10,248
Other	64,408

Total expenses before earnings credit	18,248,305

Earnings credit (Note 6)	(21)

Net Expenses	18,248,284

NET INVESTMENT INCOME	52,100,431

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	25,188,952
Net realized gains from investment transactions with affiliates	124,770,591

Net realized gains from affiliated investments	149,959,543

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(40,011,066)

Net realized/unrealized gains from affiliated investments	109,948,477

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$162,048,908

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$52,100,431	$50,637,142
Net realized gains from affiliated investments	149,959,543	23,632,293
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(40,011,066)	405,102,294

Change in net assets resulting from operations	162,048,908	479,371,729

Distributions to Shareholders From:
Net investment income:
Class II	(53,463,722)	(52,430,418)
Class P	(243,609)	(158,981)
Class VI (a)	(33,600)	(309,882)

Change in net assets from shareholder distributions	(53,740,931)	(52,899,281)

Change in net assets from capital transactions	(258,629,864)	(60,380,767)

Change in net assets	(150,321,887)	366,091,681

Net Assets:
Beginning of year	3,295,851,712	2,929,760,031

End of year	$3,145,529,825	$3,295,851,712

Accumulated undistributed net investment income at end of year	$1,706,328	$2,159,130

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$20,576,655	$109,587,271
Proceeds from shares issued from class conversion	19,260,112	–
Dividends reinvested	53,463,722	52,430,418
Cost of shares redeemed	(335,834,519)	(218,744,475)

Total Class II Shares	(242,534,030)	(56,726,786)

Class P Shares
Proceeds from shares issued	4,911,676	3,130,705
Dividends reinvested	243,609	158,981
Cost of shares redeemed	(1,128,187)	(570,154)

Total Class P Shares	4,027,098	2,719,532

Class VI Shares (a)
Proceeds from shares issued	1,041,164	3,917,506
Dividends reinvested	33,600	309,882
Cost of shares redeemed in class conversion	(19,260,112)	–
Cost of shares redeemed	(1,937,584)	(10,600,901)

Total Class VI Shares	(20,122,932)	(6,373,513)

Change in net assets from capital transactions	$(258,629,864)	$(60,380,767)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	1,553,209	9,044,494
Issued in class conversion	1,478,601	–
Reinvested	3,993,612	4,091,662
Redeemed	(25,387,339)	(17,872,640)

Total Class II Shares	(18,361,917)	(4,736,484)

Class P Shares
Issued	370,482	256,516
Reinvested	18,242	12,442
Redeemed	(85,157)	(46,651)

Total Class P Shares	303,567	222,307

Class VI Shares (a)
Issued	80,393	322,847
Reinvested	2,587	24,297
Redeemed in class conversion	(1,485,386)	–
Redeemed	(149,799)	(896,180)

Total Class VI Shares	(1,552,205)	(549,036)

Total change in shares	(19,610,555)	(5,063,213)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$12.92	0.21	0.46	0.67	(0.23)	(0.23)	–	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013 (d)	$11.26	0.20	1.67	1.87	(0.21)	(0.21)	–	$12.92	16.63%		$3,266,811,014	0.57%	1.62%	0.57%	9.30%
Year Ended December 31, 2012 (d)	$10.33	0.18	0.94	1.12	(0.19)	(0.19)	–	$11.26	10.81%		$2,900,799,660	0.57%	1.64%	0.57%	7.97%
Year Ended December 31, 2011 (d)	$10.56	0.18	(0.18)	–	(0.23)	(0.23)	–	$10.33	(0.04%	)	$2,850,771,347	0.57%	1.68%	0.57%	14.32%
Year Ended December 31, 2010 (d)	$9.71	0.17	0.87	1.04	(0.19)	(0.19)	–	$10.56	10.91%		$3,023,335,082	0.57%	1.75%	0.57%	7.21%

Class P Shares
Year Ended December 31, 2014 (d)	$12.89	0.28	0.40	0.68	(0.25)	(0.25)	–	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013 (d)	$11.24	0.25	1.63	1.88	(0.23)	(0.23)	–	$12.89	16.78%		$9,073,225	0.42%	2.08%	0.42%	9.30%
Period Ended December 31, 2012 (d)(e)	$11.05	0.30	0.11	0.41	(0.22)	(0.22)	–	$11.24	3.71%		$5,412,295	0.42%	4.00%	0.42%	7.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$253,374,279	$253,374,279
Mutual Funds	2,893,709,523	—	—	2,893,709,523
Total	$2,893,709,523	$—	$253,374,279	$3,147,083,802

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$253,368,657	$253,368,657
Interest Income from affiliates	8,868,960	8,868,960
Purchases	2,964,595	2,964,595
Sales	(11,827,933)	(11,827,933)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14/14	$253,374,279	$253,374,279

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

Quantitative Information about Significant Unobservable Inputs Used in Level 3 Fair Value Measurements

The following table represents the Fund’s level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$253,374,279	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.50 daily daily daily	%

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent

18

Notes to Financial Statements (Continued)

December 31, 2014

pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

19

Notes to Financial Statements (Continued)

December 31, 2014

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$1,187,698	$(1,187,698)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

20

Notes to Financial Statements (Continued)

December 31, 2014

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $731,456 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $10,248.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $4,819,740 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

21

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014 and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $86 and $3,848, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$66,607,108	$7,693,230	$1,199,531	$477,397	$609,905	$62,702,981
NVIT International Index Fund, Class Y	545,558,161	40,638,126	39,924,272	17,906,724	7,844,987	—	499,513,373
NVIT Mid Cap Market Index Fund, Class Y	353,409,633	20,630,738	70,322,007	3,874,580	25,608,575	16,756,158	313,784,271
NVIT S&P 500 Index Fund, Class Y	1,008,371,437	16,819,079	276,976,476	15,981,734	69,071,564	—	845,651,499
NVIT Small Cap Index Fund, Class Y	183,067,136	9,460,953	32,693,418	1,811,072	13,133,623	7,649,881	157,907,553
Nationwide Core Plus Bond Fund, Institutional Class	—	165,219,138	6,756,837	3,051,950	17,204	173,008	158,930,463
NVIT Bond Index Fund, Class Y	747,426,279	21,635,490	191,192,198	14,625,142	12,164,262	—	601,816,392
NVIT Enhanced Income Fund, Class Y	152,691,057	—	153,004,270	—	(3,023,889)	—	—
Nationwide Short-Term Bond, Class Y	53,551,280	257,701,191	55,266,550	3,029,022	(530,682)	—	253,402,991
Nationwide Fixed Contract	253,368,657	2,964,595	11,827,933	8,868,960	—	—	253,374,279

Amounts designated as “—” are zero or have been rounded to zero.

22

Notes to Financial Statements (Continued)

December 31, 2014

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line of Credit and Earnings Credit

Effective July 17, 2014, The Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $601,676,418 and sales of $845,657,191 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,740,931	$—	$53,740,931	$—	$53,740,931

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$52,899,281	$—	$52,899,281	$—	$52,899,281

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,706,328	$121,823,778	$123,530,106	$—	$652,056,850	$775,586,956

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,495,026,952	$661,803,077	$(9,746,227)	$652,056,850

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $26,921,992 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

25

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 39.85%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $17,534,572 or $0.0745 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $746,947 or $0.0032 per outstanding share.

26

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

34

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

35

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Annual Report

December 31, 2014

NVIT Investor Destinations Moderately Aggressive Fund

AR-ID-MAG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 4.96% versus 6.47% for its composite benchmark*, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued the Fed’spurchasing program of U.S. Treasury and mortgage-backed securities, but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund, combined with their allocations within the Fund, made them the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index, returned 11.80% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT Investor Destinations Moderately Aggressive Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Moderately Aggressive Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT S&P 500 Index Fund Class Y	34%	4.56%
NVIT International Index Fund Class Y	25%	-1.44%
NVIT Mid Cap Index Fund Class Y	12%	1.15%
NVIT Bond Index Fund Class Y	11%	0.65%
NVIT Small Cap Index Fund Class Y	8%	0.39%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.20%
NVIT Short Term Bond Fund Class Y	3%	0.03%
Nationwide Contract	2%	0.07%
Nationwide Ziegler Equity Income Fund Institutional Class	1%	0.11%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Moderately Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Objective

The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

Highlights

•

The NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 4.96%, underperforming the composite benchmark by 1.51% and the Lipper peer category median by 0.54% during the reporting period

•	The Fund’s investments in U.S. equities accounted for 55% of its allocations and contributed the majority of the positive returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	80.0%
Fixed Income Funds	18.1%
Fixed Contract	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	34.0%
NVIT International Index Fund, Class Y	24.9%
NVIT Mid Cap Index Fund, Class Y	12.0%
NVIT Bond Index Fund, Class Y	11.0%
NVIT Small Cap Index Fund, Class Y	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.1%
NVIT Short Term Bond Fund, Class Y	3.0%
Nationwide Fixed Contract	2.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class II	4.96%	10.04%	6.01%	–
Class P	5.11%	–	–	11.81%[2]
S&P 500® Index	13.69%	15.45%	7.67%	–
Composite Index	6.47%	10.86%	6.68%	–
MSCI EAFE Index	(4.90)%	5.33%	4.43%	–
Barclays 1-3 Year Government Index/Credit Bond Index	0.64%	1.09%	2.62%	–
Russell 3000 Index	12.56%	15.63%	7.94%	–
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	1.46%	–
Former Composite Index	11.80%	13.17%	7.17%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index**, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	998.30	2.87	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	998.90	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.1%

	Shares	Market Value

Equity Funds 80.0%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,018,482	$14,146,714
NVIT International Index Fund, Class Y (a)	38,928,889	350,749,291
NVIT Mid Cap Index Fund, Class Y (a)	6,768,492	169,889,156
NVIT S&P 500 Index Fund, Class Y (a)	33,577,453	480,493,353
NVIT Small Cap Index Fund, Class Y (a)	8,162,964	113,383,572

Total Equity Funds (cost $780,137,623)		1,128,662,086

Fixed Income Funds 18.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,546,556	57,018,597
NVIT Bond Index Fund, Class Y (a)	14,570,885	155,762,761
NVIT Short Term Bond Fund, Class Y (a)	4,110,730	42,751,592

Total Fixed Income Funds (cost $255,577,890)		255,532,950

Total Mutual Funds (cost $1,035,715,513)		1,384,195,036

Fixed Contract 2.0%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$28,582,480	28,582,480

Total Fixed Contract (cost $28,582,480)		28,582,480

Total Investments (cost $1,064,297,993) (d) — 100.1%		1,412,777,516

Liabilities in excess of other assets — (0.1)%		(719,835)

NET ASSETS — 100.0%		$1,412,057,681

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The contract is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,064,297,993)	$1,412,777,516
Receivable for investments sold	3,028,546
Receivable for capital shares issued	20,572
Prepaid expenses	2,508

Total Assets	1,415,829,142

Liabilities:
Payable for capital shares redeemed	3,049,117
Accrued expenses and other payables:
Investment advisory fees	156,925
Fund administration fees	29,357
Distribution fees	301,783
Administrative servicing fees	197,988
Accounting and transfer agent fees	1,615
Custodian fees	4,686
Compliance program costs (Note 3)	1,146
Professional fees	17,093
Printing fees	9,794
Other	1,957

Total Liabilities	3,771,461

Net Assets	$1,412,057,681

Represented by:
Capital	$1,070,825,384
Accumulated undistributed net investment income	662,724
Accumulated net realized losses from affiliated investments	(7,909,950)
Net unrealized appreciation/(depreciation) from investments in affiliates	348,479,523

Net Assets	$1,412,057,681

Net Assets:
Class II Shares	$1,389,636,672
Class P Shares	22,421,009

Total	$1,412,057,681

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	100,164,748
Class P Shares	1,623,134

Total	101,787,882

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.87
Class P Shares	$13.81

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$30,618,533
Interest income from affiliates	1,199,334

Total Income	31,817,867

EXPENSES:
Investment advisory fees	1,921,020
Fund administration fees	357,064
Distribution fees Class II Shares	3,642,692
Distribution fees Class P Shares	45,116
Distribution fees Class VI Shares (a)	6,457
Administrative servicing fees Class II Shares	2,185,619
Administrative servicing fees Class VI Shares (a)	3,874
Professional fees	65,489
Printing fees	19,470
Trustee fees	40,944
Custodian fees	55,842
Accounting and transfer agent fees	210
Compliance program costs (Note 3)	4,691
Other	31,660

Total expenses before earnings credit	8,380,148

Earnings credit (Note 6)	(1)

Net Expenses	8,380,147

NET INVESTMENT INCOME	23,437,720

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	14,570,848
Net realized gains from investment transactions with affiliates	71,076,937

Net realized gains from affiliated investments	85,647,785

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(36,807,794)

Net realized/unrealized gains from affiliated investments	48,839,991

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,277,711

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$23,437,720	$23,682,531
Net realized gains from affiliated investments	85,647,785	36,658,014
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(36,807,794)	250,571,962

Change in net assets resulting from operations	72,277,711	310,912,507

Distributions to Shareholders From:
Net investment income:
Class II	(23,749,963)	(24,283,312)
Class P	(403,671)	(241,047)
Class VI (a)	(18,236)	(130,191)

Change in net assets from shareholder distributions	(24,171,870)	(24,654,550)

Change in net assets from capital transactions	(187,624,733)	(257,453,858)

Change in net assets	(139,518,892)	28,804,099

Net Assets:
Beginning of year	1,551,576,573	1,522,772,474

End of year	$1,412,057,681	$1,551,576,573

Accumulated undistributed net investment income at end of year	$662,724	$838,347

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$22,101,343	$17,836,358
Proceeds from shares issued from class conversion	8,099,736	–
Dividends reinvested	23,749,963	24,283,312
Cost of shares redeemed	(241,804,446)	(306,474,589)

Total Class II Shares	(187,853,404)	(264,354,919)

Class P Shares
Proceeds from shares issued	8,815,494	6,896,451
Dividends reinvested	403,671	241,047
Cost of shares redeemed	(862,530)	(191,694)

Total Class P Shares	8,356,635	6,945,804

Class VI Shares (a)
Proceeds from shares issued	251,774	1,443,363
Dividends reinvested	18,236	130,191
Cost of shares redeemed in class conversion	(8,099,736)	–
Cost of shares redeemed	(298,238)	(1,618,297)

Total Class VI Shares	(8,127,964)	(44,743)

Change in net assets from capital transactions	$(187,624,733)	$(257,453,858)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	1,606,138	1,443,745
Issued in class conversion	599,452	–
Reinvested	1,706,006	1,828,485
Redeemed	(17,614,401)	(24,794,005)

Total Class II Shares	(13,702,805)	(21,521,775)

Class P Shares
Issued	644,850	548,133
Reinvested	29,116	18,209
Redeemed	(63,380)	(15,430)

Total Class P Shares	610,586	550,912

Class VI Shares (a)
Issued	18,798	115,057
Reinvested	1,354	9,862
Redeemed in class conversion	(603,283)	–
Redeemed	(22,313)	(130,095)

Total Class VI Shares	(605,444)	(5,176)

Total change in shares	(13,697,663)	(20,976,039)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$13.44	0.22	0.45	0.67	(0.24)	(0.24)	–	$13.87	4.96%	$1,389,636,672	0.57%	1.58%	0.57%	10.88%
Year Ended December 31, 2013 (d)	$11.16	0.19	2.30	2.49	(0.21)	(0.21)	–	$13.44	22.38%	$1,529,939,781	0.57%	1.53%	0.57%	6.13%
Year Ended December 31, 2012 (d)	$9.97	0.17	1.20	1.37	(0.18)	(0.18)	–	$11.16	13.76%	$1,510,861,567	0.57%	1.56%	0.57%	6.47%
Year Ended December 31, 2011 (d)	$10.39	0.16	(0.37)	(0.21)	(0.21)	(0.21)	–	$9.97	(2.13%)	$1,583,258,119	0.57%	1.56%	0.57%	15.14%
Year Ended December 31, 2010 (d)	$9.39	0.15	1.03	1.18	(0.18)	(0.18)	–	$10.39	12.83%	$1,878,171,300	0.57%	1.61%	0.57%	5.02%

Class P Shares
Year Ended December 31, 2014 (d)	$13.39	0.29	0.39	0.68	(0.26)	(0.26)	–	$13.81	5.11%	$22,421,009	0.42%	2.15%	0.42%	10.88%
Year Ended December 31, 2013 (d)	$11.13	0.33	2.18	2.51	(0.25)	(0.25)	–	$13.39	22.56%	$13,553,134	0.42%	2.64%	0.42%	6.13%
Period Ended December 31, 2012 (d)(e)	$10.85	0.42	0.08	0.50	(0.22)	(0.22)	–	$11.13	4.61%	$5,137,135	0.42%	5.78%	0.42%	6.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$28,582,480	$28,582,480
Mutual Funds	1,384,195,036	—	—	1,384,195,036
Total	$1,384,195,036	$—	$28,582,480	$1,412,777,516

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$45,359,106	$45,359,106
Interest Income from Affiliates	1,199,334	1,199,334
Purchases	—	—
Sales	(17,975,960)	(17,975,960)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$28,582,480	$28,582,480

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$28,582,480	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.50% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or

18

Notes to Financial Statements (Continued)

December 31, 2014

news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

19

Notes to Financial Statements (Continued)

December 31, 2014

2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated investments
$—	$558,527	$(558,527)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

20

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $357,064 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,691.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $2,189,493 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

21

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and the year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $250 and $753, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$15,268,380	$1,986,247	$270,415	$117,408	$136,847	$14,146,714
NVIT International Index Fund, Class Y	390,480,023	24,888,317	31,462,377	12,552,686	6,177,282	—	350,749,291
NVIT Mid Cap Index Fund, Class Y	188,673,045	12,044,879	36,338,101	2,054,220	16,114,629	9,004,763	169,889,156
NVIT S&P 500 Index Fund, Class Y	545,716,159	11,879,163	131,929,985	9,036,807	29,615,021	—	480,493,353
NVIT Small Cap Index Fund, Class Y	126,578,591	11,475,253	24,006,184	1,257,000	14,707,167	5,368,478	113,383,572
Nationwide Core Plus Bond Fund, Institutional Class	—	60,706,078	3,858,800	1,097,210	9,640	60,760	57,018,597
NVIT Bond Index Fund, Class Y	225,364,799	10,148,133	86,757,945	3,775,684	4,350,347	—	155,762,761
NVIT Short Term Bond Fund, Class Y	30,185,368	14,741,419	1,884,076	574,511	(14,557)	—	42,751,592
Nationwide Fixed Contract	45,359,106	—	17,975,960	1,199,334	—	—	28,582,480

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

22

Notes to Financial Statements (Continued)

December 31, 2014

6.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $161,151,622 and sales of $336,199,675 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,171,870	$—	$24,171,870	$—	$24,171,870

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,654,550	$—	$24,654,550	$—	$24,654,550

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$662,724	$24,655,446	$25,318,170	$—	$315,914,127	$341,232,297

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,096,863,389	$319,890,609	$(3,976,482)	$315,914,127

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $60,439,679 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

25

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.93%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $12,291,805 or $0.1208 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $523,613 or $0.0051 per outstanding share.

26

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

34

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

35

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Annual Report

December 31, 2014

NVIT Investor Destinations Moderately Conservative Fund

AR-ID-MCON 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Conservative Fund

For the annual period ended December 31, 2014, the NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 4.74% versus 5.84% for its composite benchmark*, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 225 funds as of December 31, 2014) was 5.35% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose over 13.69%, the S&P MidCap 400® Index (mid-cap stocks) increased over 9.77%, and the Russell 2000® Index (small-cap stocks) gained nearly 4.89% during the reporting period. During most of the reporting period, the U.S. Federal Reserve discontinued the Fed’s purchasing program of U.S. Treasury and mortgage-backed securities, but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of 4.90% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) registered 5.97% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped over 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s investments in the NVIT S&P 500 Index Fund and the NVIT Bond Index Fund, combined with their allocations within the Fund, made them the largest contributors to the Fund’s return during the reporting period, as shown in the chart below.

Only the Fund’s investment in the NVIT International Index Fund posted a negative return during the reporting period.

The table below shows, for each of the Fund’s underlying investments, the actual allocation to each underlying investment at the end of the reporting period and the net contribution (either positive or negative) to the Fund’s overall return during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

*	The Fund changed its composite benchmark on April 30, 2014, to represent a broader market exposure that better aligns with the Fund’s underlying funds. The Fund’s former composite benchmark, 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month US Treasury Bill (T-Bill) Index, returned 7.48% for the annual period ended December 31, 2014.

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (con’t.)	NVIT Investor Destinations Moderately Conservative Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Investor Destinations Moderately Conservative Fund

(as of December 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
NVIT Bond Index Fund Class Y	26.0%	1.53%
NVIT S&P 500 Index Fund Class Y	18.0%	2.41%
Nationwide Contract	15.0%	0.53%
NVIT Short Term Bond Fund Class Y	12.0%	0.10%
NVIT International Index Fund Class Y	10.0%	-0.58%
NVIT Mid Cap Index Fund Class Y	7.0%	0.67%
Nationwide Core Plus Bond Fund Institutional Class	4.0%	0.20%
Nationwide Ziegler Equity Income Fund Institutional Class	3.0%	0.34%
Nationwide Inflation-Protected Securities Fund Institutional Class	3.0%	0.11%
NVIT Small Cap Index Fund Class Y	2.0%	0.10%
	100.0%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the NVIT Investor Destinations Moderately Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s most recent prospectus.

5

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Objective

The Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Highlights

•

The NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 4.74%, underperforming the composite benchmark by 1.10% and the Lipper peer category median by 0.61% during the reporting period

•	The Fund’s investments in U.S. stocks accounted for 30% of its allocations and contributed to the majority of the positive returns of the Fund during the reporting period

Asset Allocation†

Fixed Income Funds	45.3%
Equity Funds	39.7%
Fixed Contract	15.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	26.1%
NVIT S&P 500 Index Fund, Class Y	17.9%
Nationwide Fixed Contract	15.1%
NVIT Short Term Bond Fund, Class Y	12.0%
NVIT International Index Fund, Class Y	9.9%
NVIT Mid Cap Index Fund, Class Y	7.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
NVIT Small Cap Index Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class II	4.74%	6.73%	4.92%	–
Class P	4.88%	–	–	6.88%	[2]
S&P 500® Index	13.69%	15.45%	7.67%	–
Composite Index	5.48%	7.38%	5.62%	–
MSCI EAFE Index	(4.90)%	5.33%	4.43%	–
Barclays 1-3 Year Government Index/Credit Bond Index	0.64%	1.09%	2.62%	–
Russell 3000 Index	12.56%	15.63%	7.94%	–
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Citigroup 3-Month US T-Bill Index	0.03%	0.07%	1.46%	–
Former Composite Index	7.48%	7.91%	5.43%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Current Composite Index*, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index, the Citigroup 3-Month US Treasury Bill (T-Bill) Index, the S&P 500® Index, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Yr Govt/Credit Bond Index.

**	The Former Composite Index comprises 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month US T-Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	1,007.90	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(b)	1,000.00	1,008.50	2.13	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 85.0%

	Shares	Market Value

Equity Funds 39.7%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,113,795	$29,360,613
NVIT International Index Fund, Class Y (a)	10,770,480	97,042,022
NVIT Mid Cap Index Fund, Class Y (a)	2,732,021	68,573,731
NVIT S&P 500 Index Fund, Class Y (a)	12,277,005	175,683,947
NVIT Small Cap Index Fund, Class Y (a)	1,420,149	19,725,873

Total Equity Funds (cost $268,422,220)		390,386,186

Fixed Income Funds 45.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	3,860,750	39,688,505
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,112,963	29,510,888
NVIT Bond Index Fund, Class Y (a)	24,061,773	257,220,354
NVIT Short Term Bond Fund, Class Y (a)	11,403,783	118,599,339

Total Fixed Income Funds (cost $443,200,283)		445,019,086

Total Mutual Funds (cost $711,622,503)		835,405,272

Fixed Contract 15.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$148,154,438	$148,154,438

Total Fixed Contract (cost $148,154,438)		148,154,438

Total Investments (cost $859,776,941) (d) — 100.1%		983,559,710
Liabilities in excess of other assets — (0.1)%		(493,506)

NET ASSETS — 100.0%		$983,066,204

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $859,776,941)	$983,559,710
Receivable for capital shares issued	425,634
Prepaid expenses	1,633

Total Assets	983,986,977

Liabilities:
Payable for investments purchased	406,437
Payable for capital shares redeemed	19,197
Accrued expenses and other payables:
Investment advisory fees	108,734
Fund administration fees	21,388
Distribution fees	209,105
Administrative servicing fees	127,852
Accounting and transfer agent fees	207
Custodian fees	3,055
Compliance program costs (Note 3)	790
Professional fees	14,259
Printing fees	8,419
Other	1,330

Total Liabilities	920,773

Net Assets	$983,066,204

Represented by:
Capital	$817,257,308
Accumulated undistributed net investment income	529,262
Accumulated net realized gains from affiliated investments	41,496,865
Net unrealized appreciation/(depreciation) from investments in affiliates	123,782,769

Net Assets	$983,066,204

Net Assets:
Class II Shares	$981,996,258
Class P Shares	1,069,946

Total	$983,066,204

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	82,546,088
Class P Shares	90,321

Total	82,636,409

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.90
Class P Shares	$11.85

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,822,705
Interest income from affiliates	4,951,178

Total Income	22,773,883

EXPENSES:
Investment advisory fees	1,276,916
Fund administration fees	250,911
Distribution fees Class II Shares	2,446,266
Distribution fees Class P Shares	1,960
Distribution fees Class VI Shares (a)	7,360
Administrative servicing fees Class II Shares	1,467,756
Administrative servicing fees Class VI Shares (a)	4,416
Professional fees	51,189
Printing fees	15,734
Trustee fees	28,217
Custodian fees	37,009
Accounting and transfer agent fees	998
Compliance program costs (Note 3)	3,140
Other	22,062

Total Expenses before earnings credit	5,613,934

Earnings credit (Note 6)	(1)

Net Expenses	5,613,933

NET INVESTMENT INCOME	17,159,950

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,748,786
Net realized gains from investment transactions with affiliates	44,548,629

Net realized gains from affiliated investments	49,297,415

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(21,490,373)

Net realized/unrealized gains from affiliated investments	27,807,042

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,966,992

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$17,159,950	$15,548,274
Net realized gains from affiliated investments	49,297,415	18,836,000
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(21,490,373)	60,842,184

Change in net assets resulting from operations	44,966,992	95,226,458

Distributions to Shareholders From:
Net investment income:
Class II	(17,612,303)	(16,192,875)
Class P	(20,222)	(9,910)
Class VI (a)	(15,425)	(153,953)
Net realized gains:
Class II	(18,539,168)	(11,745,596)
Class P	(16,832)	(5,599)
Class VI (a)	–	(122,513)

Change in net assets from shareholder distributions	(36,203,950)	(28,230,446)

Change in net assets from capital transactions	2,740,123	(28,940,409)

Change in net assets	11,503,165	38,055,603

Net Assets:
Beginning of year	971,563,039	933,507,436

End of year	$983,066,204	$971,563,039

Accumulated undistributed net investment income at end of year	$529,262	$728,286

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$46,879,734	$43,073,377
Proceeds from shares issued from class conversion	9,149,983	–
Dividends reinvested	36,151,471	27,938,471
Cost of shares redeemed	(80,073,626)	(94,145,013)

Total Class II Shares	12,107,562	(23,133,165)

Class P Shares
Proceeds from shares issued	552,842	390,963
Dividends reinvested	37,054	15,509
Cost of shares redeemed	(43,723)	(66,249)

Total Class P Shares	546,173	340,223

Class VI Shares (a)
Proceeds from shares issued	596,798	5,170,878
Dividends reinvested	15,425	276,466
Cost of shares redeemed in class conversion	(9,149,983)	–
Cost of shares redeemed	(1,375,852)	(11,594,811)

Total Class VI Shares	(9,913,612)	(6,147,467)

Change in net assets from capital transactions	$2,740,123	$(28,940,409)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class II Shares
Issued	3,928,057	3,734,052
Issued in class conversion	767,797	–
Reinvested	3,025,300	2,391,897
Redeemed	(6,673,259)	(8,163,865)

Total Class II Shares	1,047,895	(2,037,916)

Class P Shares
Issued	46,174	33,838
Reinvested	3,113	1,331
Redeemed	(3,657)	(5,785)

Total Class P Shares	45,630	29,384

Class VI Shares (a)
Issued	50,486	447,265
Reinvested	1,298	23,767
Redeemed in class conversion	(770,175)	–
Redeemed	(116,574)	(1,017,256)

Total Class VI Shares	(834,965)	(546,224)

Total change in shares	258,560	(2,554,756)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

14

Statement of Cash Flows

For the Year Ended December 31, 2014

NVIT Investor Destination Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$44,966,992
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(254,161,220)
Proceeds from disposition of affiliated investments	293,227,736
Reinvestment of dividend income from affiliates	(17,822,705)
Reinvestment of interest income from affiliates	(4,951,178)
Change in unrealized (appreciation)/depreciation from investments in affiliates	21,490,373
Reinvestment of net realized gain distributions from underlying affiliated funds	(4,748,786)
Net realized gains from investment transactions with affiliates	(44,548,629)
Decrease in receivable for investments sold	3,657,604
Decrease in prepaid expenses	465
Increase in payable for investments purchased	406,437
Increase in investment advisory fees	2,259
Decrease in fund administration fees	(787)
Increase in administrative servicing fees	2,327
Increase in distribution fees	4,342
Increase in accounting and transfer agent fees	82
Decrease in custodian fees	(2,878)
Decrease in Trustee Fees	(1,065)
Increase in compliance program costs	766
Increase in professional fees	8,533
Decrease in printing fees	(3,609)
Increase in other payables	809

Net cash provided by operating activities	37,527,868

Cash flows used in financing activities:
Proceeds from shares issued	47,614,254
Cost of shares redeemed	(85,142,122)

Net cash used in financing activities	(37,527,868)

Net increase in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $36,203,950 and share class conversion of $9,149,983.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2014 (d)	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	–	$11.90	4.74%	$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013 (d)	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	–	$11.79	10.49%	$961,220,444	0.57%	1.63%	0.57%	10.68%
Year Ended December 31, 2012 (d)	$10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	$10.99	8.04%	$918,223,602	0.57%	1.74%	0.57%	14.18%
Year Ended December 31, 2011 (d)	$10.42	0.19	0.02	0.21	(0.24)	–	(0.24)	–	$10.39	2.06%	$883,590,851	0.57%	1.85%	0.57%	21.58%
Year Ended December 31, 2010 (d)	$9.81	0.19	0.63	0.82	(0.21)	–	(0.21)	–	$10.42	8.52%	$845,055,821	0.57%	1.94%	0.57%	6.29%

Class P Shares
Year Ended December 31, 2014 (d)	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	–	$11.85	4.88%	$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013 (d)	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	–	$11.75	10.68%	$525,184	0.42%	2.44%	0.42%	10.68%
Period Ended December 31, 2012 (d)(e)	$10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	$10.96	2.92%	$167,782	0.42%	4.45%	0.42%	14.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

17

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. From January 1, 2014 through December 31, 2014, the rate was 3.50%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$148,154,438	$148,154,438
Mutual Funds	835,405,272	—	—	835,405,272
Total	$835,405,272	$—	$148,154,438	$983,559,710

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/13	$134,631,341	$134,631,341
Interest Income from affiliates	4,951,178	4,951,178
Purchases	10,662,390	10,662,390
Sales	(2,090,471)	(2,090,471)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$148,154,438	$148,154,438

Amounts designated as “—” are zero or have been rounded to zero.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 12/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$148,154,438	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

18

Notes to Financial Statements (Continued)

December 31, 2014

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time. Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security

19

Notes to Financial Statements (Continued)

December 31, 2014

trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statements of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$288,976	$(288,976)

Amount designated as “—” is zero or has been rounded to zero.

20

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

21

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $250,911 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,140.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,472,172 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class VI shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as

22

Notes to Financial Statements (Continued)

December 31, 2014

disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $0 and $37,630, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at December 31, 2014
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$30,136,772	$2,470,463	$519,756	$142,627	$260,307	$29,360,613
NVIT International Index Fund, Class Y	101,111,481	10,221,316	5,203,259	3,481,552	1,952,276	—	97,042,022
NVIT Mid Cap Index Fund, Class Y	62,180,500	10,618,196	6,265,801	821,118	3,759,970	3,533,858	68,573,731
NVIT S&P 500 Index Fund, Class Y	226,870,394	6,103,140	77,811,037	3,295,680	35,756,166	—	175,683,947
NVIT Small Cap Index Fund, Class Y	21,305,555	1,129,064	2,521,015	216,641	1,054,839	912,423	19,725,873
Nationwide Core Plus Bond Fund, Institutional Class	—	39,925,162	350,547	740,685	1,187	42,198	39,688,505
Nationwide Inflation-Protected Securities Fund, Institutional Class	—	29,678,873	170,485	194,589	4,707	—	29,510,888
NVIT Bond Index Fund, Class Y	315,451,947	9,617,291	77,827,916	6,256,512	4,405,205	—	257,220,354
NVIT Enhanced Income Fund, Class Y	95,050,416	721,085	95,229,518	721,085	(2,396,478)	—	—
NVIT Short-Term Bond, Class Y	15,443,667	127,919,422	23,287,225	1,575,087	(131,870)	—	118,599,339
Nationwide Fixed Contract	134,631,341	10,662,390	2,090,471	4,951,178	—	—	148,154,438

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mello, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this

23

Notes to Financial Statements (Continued)

December 31, 2014

arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $276,732,711 and sales of $293,227,737 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,647,950	$18,556,000	$36,203,950	$—	$36,203,950

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,764,803	$11,465,643	$28,230,446	$—	$28,230,446

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$597,965	$48,863,599	$49,461,564	$—	$116,347,332	$165,808,896

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$867,212,378	$120,445,771	$(4,098,439)	$116,347,332

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

26

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 26.40%.

The Fund designates $18,556,000, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,409,196 or $0.0413 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $145,227 or $0.0018 per outstanding share.

27

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

35

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

36

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

37

Annual Report

December 31, 2014

NVIT Money Market Fund

AR-MMKT 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Money Market Fund

For the annual period ended December 31, 2014, the NVIT Money Market Fund (Class I) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 90 funds as of December 31, 2014) was 0.00% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Against a backdrop of uncommonly cold weather in the United States that created somewhat artificial and certainly uneven economic news, money market rates essentially were static in the first quarter of 2014. The U.S. economy was not volatile by any means, but the economy’s general direction was hard to read with indicators and measures seeming to oscillate daily between positive and negative. This variable situation did not stop the Federal Reserve from continuing to taper (reduce) its $85 billion in monthly purchases of longer-term Treasury and Agency mortgage-backed securities. By the end of the first quarter of 2014, the Fed had lowered these asset purchases to $55 billion a month, a signal that it took an optimistic view of the U.S. economy, despite its insistence on keeping short-term target rates extraordinarily low. The quarter saw yet another kicking of the debt-ceiling can down the road, with Congress in mid-February 2014 waiving the debt limit for a year. Also during the first quarter of 2014, Janet Yellen ascended as the new Fed chair. For the most part, the transition from Ben Bernanke was seamless. Yellen continued a dovish approach to policy and commitment to new and sophisticated monetary tools, such as reverse repurchase agreements, that set a floor for rates that might have dipped to zero. Even with occasional disappointing economic figures and the frustratingly brutal weather, the first three months of 2014 finished with an upward trend.

As the brutally cold winter weather finally departed and thawing began at the onset of the second quarter of 2014, money market rates seemed to remain frozen. With conflicting economic reports continuing to reveal a halting but positive U.S. recovery and with global crises such as the one unfolding in Ukraine, the Fed remained committed to dovish policy that kept short-term rates again hovering barely above zero. The one- and three-month Treasurys fell within a range of 2 to 3 and 3 to 5 basis points, respectively, while the one-month London interbank offered rate (LIBOR) hovered around 15 basis points. While employment improved as the second quarter progressed, the uneven housing market and other less-stable aspects of the U.S. economy led the Fed and Chair Janet Yellen to continue a cautious approach.

On the one hand, the Fed further trimmed the amount of assets it bought monthly on the open market, twice tapering by $10 billion to end the second quarter at $35 billion a month. On the other hand, the Fed signaled that it would focus more on economic growth than on the unemployment rate as a measuring stick for the condition of the economy, supporting market observers’ expectation that the Fed would put off a raise in rates until 2015. A relatively new policy tool provided relief for money market funds in the meantime: the Fed’s overnight fixed-rate, reverse-repo program offered participants a floor of around 5 basis points. The entirety of the accommodative approach only seemed more appropriate as revisions to the U.S. gross domestic product (GDP) rate revealed that the U.S. economy contracted in the first three months of 2014. But as the second quarter of 2014 came to a close, most indicators improved and the economy showed signs of sustainable growth.

In a year in which severe weather dominated in the headlines, the U.S. economy in the period could be called partly sunny. That the economy was improving was not in question, but occasionally conflicting data would obscure the glow. Manufacturing displayed steady growth throughout the reporting period, with increased orders and heightened business activity leading to an upswing in hiring. Labor gained in the reporting period, with the unemployment rate still around 6%, though the broader view was that poor wage growth and a disappointingly low labor participation rate kept optimism muted. Housing, however, continued to underperform in the period, with new home sales consistently

4

Fund Commentary (con’t.)	NVIT Money Market Fund

below expectations. This was especially troubling because housing starts play such a large role in the U.S. economy, from construction to mortgages to durable purchases. But the number that kept shining through it all was the strong GDP reading for the second quarter of 2014, at 4.6%, constituting a leap from the first quarter’s weather-impaired decline of 2.1%. The Fed’s Federal Open Market Committee (FOMC) met twice in the third quarter, both times reducing the amount of the Fed’s asset purchases and refraining from raising the federal funds rate from its near-zero target range. A rough outline of how the Fed will exit its expansionary monetary policy (tightening) came in the September 2014 FOMC meeting. That meeting also saw a limiting of the overnight reverse-repo program, which has helped money market funds by putting a floor on rates. The one- and three-month Treasurys yielded fewer than 5 basis points throughout the third quarter while the one-month LIBOR hovered around 15 basis points.

Several storylines played out in the final quarter of 2014, all intersecting in the financial sphere. Volatility spiked in early October as concern about the Ebola crisis came to a head, midterm election races heated up and oil prices started to slip. But a slew of generally positive economic data, combined with the Fed’s positive comments about the economic outlook, pushed the major equity indexes and investor confidence higher. A driving factor behind the optimism was the continued improvement in the labor market, in which nonfarm payrolls expanded at their fastest pace since the 1990s, jobless claims fell to decade lows, and the benchmark unemployment rate hit 5.8%, its lowest level in six years. In addition, the labor-impairment rate fell and a small reversal occurred in the long decline of labor-force participation, although wages barely budged. Elsewhere, manufacturing and overall business activity improved while consumer spending perked up as oil’s rapid and continuing per-barrel price decline effectively put more money in spenders’ pockets. Oil’s price plunge wasn’t all good, however, as it fueled renewed volatility in the global markets and particularly in oil-export-oriented Russia. This added to the widening divergence between the improving U.S. economy and the rest of the world, particularly following December’s unexpectedly robust final third-quarter GDP reading and the Fed’s crucial change in its policy statement, which was widely regarded as a vote of confidence in the U.S. economy and a signal of tightening to come despite still-low inflation. During 2014’s final three months, one- and three-month Treasurys yielded fewer than 5 basis points while the one-month LIBOR ticked up to around 0.17%, about 2 basis points above the rate seen at the end of the third quarter.

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Money Market Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Asset Allocation†

Commercial Paper	50.7%
Repurchase Agreement	17.3%
Corporate Bonds	8.2%
Certificates of Deposit	7.7%
Municipal Bonds	7.0%
Mutual Funds	6.6%
Asset-Backed Securities	2.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Finance-Commercial	20.0%
Banking	13.7%
Finance-Retail	10.6%
Sovereign	7.9%
Consumer Products	3.4%
Finance-Automotive	3.2%
Insurance	1.8%
Oil & Oil Finance	1.3%
Retail	1.0%
Metals & Mining	0.8%
Other Industries*	36.3%
100.0%

Top Holdings††

BlackRock Investment Quality Municipal Trust, Inc., RB, 0.16%, 01/02/15	5.0%
Federated Prime Obligations Fund, Institutional Shares	4.7%
Unilever NV, 02/03/15	3.0%
Erste Abwicklungsanstalt, 02/13/15	2.0%
Toyota Motor Credit Corp., 0.22%, 06/16/15	1.9%
Federated Prime Cash Obligations Fund, Institutional Shares	1.9%
Alpine Securitization Corp., 01/07/15	1.9%
Ciesco LLC, 05/01/15	1.8%
Fairway Finance Co. LLC, 0.21%, 03/24/15	1.7%
Atlantic Asset Securitization LLC, 01/20/15	1.7%
Other Holdings*	74.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	NVIT Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.00%	0.00%	1.39%
Class II2	0.00%	0.00%	1.27%
Class IV2	0.00%	0.00%	1.45%
Class V2	0.00%	0.00%	1.43%
Class Y2,3	0.00%	0.00%	1.44%
iMoneyNet Prime Retail Index	0.00%	0.46%	1.46%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class II shares (December 14, 2009) and Class Y shares (May 1,2006), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares and Class Y shares has not been adjusted to reflect its lower expenses.

[3]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

(For periods ended December 31, 2014)

Expense Ratio^
Class I	0.59%
Class II	0.84%
Class IV	0.59%
Class V	0.54%
Class Y	0.44%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Money Market Fund versus performance of the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Money Market Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical	(a)(b)	1,000.00	1,024.30	0.92	0.18
Class II Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical	(a)(b)	1,000.00	1,024.30	0.92	0.18
Class IV Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical	(a)(b)	1,000.00	1,024.30	0.92	0.18
Class V Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical	(a)(b)	1,000.00	1,024.30	0.92	0.18
Class Y Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical	(a)(b)	1,000.00	1,024.30	0.92	0.18

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Money Market Fund

Asset-Backed Securities 2.1%

	Principal Amount	Market Value

Finance-Automotive 0.4%
Enterprise Fleet Financing LLC, Series 2014-2, Class A1, 0.25%, 08/20/15 (a)	$3,839,258	$3,839,258
Santander Drive Auto Receivables Trust, Series 2014-5 0.27%, 12/15/15	4,214,728	4,214,728
TCF Auto Receivables Owner Trust, Series 2014-1A, Class A1, 0.26%, 07/15/15 (a)	66,781	66,781
Westlake Automobile Receivables Trust, Series 2014-1, Class A1, 0.35%, 06/15/15 (a)	240,825	240,825

		8,361,592

Finance-Equipment 0.2%
Macquarie Equipment Funding Trust, Series 2014-A, Class A1, 0.26%, 09/21/15 (a)	3,162,037	3,162,037

Finance Retail 1.3%
Firstmac Mortgage Funding Trust No. 4, Series 1A-2014, Class A2A, 0.52%, 06/26/15 (a)(b)	17,000,000	17,002,491
Fosse Master Issuer PLC, Series 2014-1, Class A1, 0.28%, 04/18/15 (a)(b)	10,000,000	10,000,000

		27,002,491

Total Asset-Backed Securities (cost $38,526,120)		38,526,120

Certificates of Deposit 7.7%
Banking 7.7%
Bank of Montreal, 0.37%, 07/10/15 (b)	12,000,000	12,000,000
Bank of Nova Scotia, Toronto, 0.25%, 03/03/15	20,000,000	20,000,000
Royal Bank of Canada, Montreal 0.24%, 02/12/15 (b)	20,000,000	20,000,000
0.35%, 08/04/15 (b)	24,500,000	24,500,000
State Street Bank & Trust Co. 0.24%, 06/15/15 (b)	5,000,000	5,000,000
0.28%, 10/01/15 (b)	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp. 0.16%, 01/20/15	10,000,000	10,000,000
0.24%, 03/11/15 (b)	18,000,000	18,000,000
Toronto-Dominion Bank 0.30%, 01/27/15	10,000,000	10,000,000
0.25%, 09/04/15 (b)	10,000,000	10,000,000

		139,500,000

		27,002,491

Total Certificates of Deposit (cost $139,500,000)		139,500,000

Commercial Paper 50.7%

	Principal Amount	Market Value

Aerospace & Defense 0.5%
Honeywell International, Inc., 0.24%, 07/29/15 (a)	$10,000,000	$9,986,066

Banking 4.8%
Bedford Row Funding Corp. 0.30%, 06/01/15 (a)	20,000,000	19,974,833
0.27%, 09/18/15 (a)(b)	20,000,000	20,000,000
Gotham Funding Corp., 0.17%, 01/14/15 (a)	11,000,000	10,999,325
HSBC USA, Inc., 0.25%, 05/14/15	5,000,000	4,995,474
LMA-Americas LLC, 0.23%, 01/05/15 (a)	20,000,000	19,999,489
Manhattan Asset Funding Co. LLC, 0.18%, 01/14/15 (a)	12,000,000	11,999,220

		87,968,341

Consumer Products 3.4%
Unilever NV 0.17%, 02/03/15	55,000,000	54,991,429
0.17%, 02/05/15	7,000,000	6,998,843

		61,990,272

Electric Power 0.7%
Electricite de France SA 0.11%, 01/02/15 (a)	6,000,000	5,999,981
0.15%, 01/05/15 (a)	7,400,000	7,399,877

		13,399,858

Finance-Automotive 1.9%
Toyota Motor Credit Corp., 0.22%, 06/16/15 (b)	35,000,000	35,000,000

Finance-Commercial 17.9%
Alpine Securitization Corp. 0.22%, 01/07/15 (a)	35,000,000	34,998,717
0.23%, 02/20/15 (a)	9,000,000	8,997,125
Atlantic Asset Securitization LLC 0.21%, 01/06/15 (a)	3,100,000	3,099,910
0.21%, 01/20/15 (a)	30,000,000	29,996,675
0.20%, 02/03/15 (a)	20,000,000	19,996,333
Ciesco LLC 0.24%, 02/04/15 (a)	16,000,000	15,996,373
0.23%, 05/01/15 (a)	33,000,000	32,974,700
0.25%, 05/07/15 (a)	23,000,000	22,979,875
0.25%, 06/05/15 (a)	4,000,000	3,995,695
Fairway Finance Co. LLC 0.20%, 02/02/15 (a)	10,041,000	10,039,215
0.20%, 02/04/15 (b)	21,000,000	21,000,000
0.21%, 03/24/15 (a)(b)	30,000,000	30,000,000
0.20%, 04/06/15 (a)(b)	6,000,000	6,000,000
0.17%, 06/22/15 (a)	20,000,000	19,999,053

10

Statement of Investments (Continued)

December 31, 2014

NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Commercial (continued)
Sheffield Receivables Corp. 0.22%, 02/05/15 (a)	$25,000,000	$24,994,653
0.24%, 03/09/15 (a)	20,000,000	19,991,067
0.22%, 03/16/15 (a)	20,000,000	19,990,955

		325,050,346

Finance-Retail 9.1%
Barton Capital LLC 0.19%, 01/08/15 (a)	12,000,000	11,999,557
0.25%, 03/09/15 (a)	18,000,000	17,991,625
0.26%, 03/25/15 (a)	13,000,000	12,992,207
CAFCO LLC 0.20%, 02/02/15 (a)	16,633,000	16,630,043
0.24%, 02/10/15 (a)	1,000,000	999,733
0.20%, 03/24/15 (a)	10,000,000	9,995,445
0.20%, 03/26/15 (a)	12,000,000	11,994,400
Chariot Funding LLC 0.27%, 08/03/15 (a)	15,000,000	14,975,925
0.27%, 08/18/15 (a)	22,000,000	21,962,215
Jupiter Securitization Co. LLC 0.27%, 05/19/15 (a)	6,500,000	6,493,273
0.28%, 08/28/15 (a)	11,000,000	10,979,552
Salisbury Receivables Co. LLC 0.20%, 01/27/15 (a)	8,500,000	8,498,772
0.21%, 02/10/15 (a)	10,000,000	9,997,666
0.22%, 02/12/15 (a)	5,000,000	4,998,717
Starbird Funding Corp., 0.23%, 02/12/15 (a)	4,200,000	4,198,873

		164,708,003

Food & Beverage 0.1%
Coca-Cola Co., 0.35%, 09/09/15 (a)	1,000,000	997,560

Municipal 2.9%
Kaiser Foundation Hospital 0.18%, 01/05/15	5,000,000	4,999,900
0.18%, 03/05/15	27,584,000	27,575,539
0.25%, 04/03/15	20,000,000	19,987,222

		52,562,661

Oil & Oil Finance 1.1%
ConocoPhillips Qatar Funding Ltd. 0.14%, 01/09/15 (a)	4,245,000	4,244,868
0.17%, 02/17/15 (a)	15,000,000	14,996,671

		19,241,539

Pharmaceuticals and Health Care 0.8%
AstraZeneca PLC, 0.10%, 01/22/15 (a)	15,000,000	14,999,125

Commercial Paper (continued)

	Principal Amount	Market Value

Sovereign 7.5%
Caisse des Depots et Consignations (CDC) 0.15%, 01/12/15 (a)	$25,000,000	$24,998,854
0.16%, 01/15/15 (a)	13,243,000	13,242,176
0.17%, 02/13/15 (a)	9,000,000	8,998,172

Erste Abwicklungsanstalt 0.16%, 01/16/15 (a)	24,050,000	24,048,355
0.16%, 02/13/15 (a)	35,900,000	35,893,354
0.18%, 02/25/15 (a)	30,000,000	29,991,979

		137,172,890

Total Commercial Paper (cost $923,076,661)		923,076,661

Corporate Bonds 8.2%
Banking 1.1%
Bank of Montreal, 0.51%, 09/24/15 (b)	2,200,000	2,203,414
Bank of Nova Scotia (The), 3.40%, 01/22/15	610,000	611,091
Barclays Bank PLC, 2.75%, 02/23/15	500,000	501,681
National Australia Bank Ltd., 3.75%, 03/02/15 (a)	7,000,000	7,040,784
Wells Fargo Bank, N.A., 0.39%, 07/22/15 (b)	10,000,000	10,000,000

		20,356,970

Finance-Automotive 0.9%
American Honda Finance Corp., 1.45%, 02/27/15 (a)	1,000,000	1,001,808
BMW U.S. Capital LLC, 0.35%, 07/17/15 (b)	15,000,000	15,000,000

		16,001,808

Finance-Commercial 2.1%
General Electric Capital Corp. 2.15%, 01/09/15	18,603,000	18,610,572
3.50%, 06/29/15	350,000	355,413
1.63%, 07/02/15	14,000,000	14,087,616
0.61%, 07/10/15 (b)	3,750,000	3,757,144
1.00%, 08/11/15 (b)	1,315,000	1,321,059

		38,131,804

Insurance 1.8%
Metropolitan Life Global Funding I 2.00%, 01/09/15 (a)	14,700,000	14,705,364
1.70%, 06/29/15 (a)	800,000	805,406
2.50%, 09/29/15 (a)	5,522,000	5,607,925

11

Statement of Investments (Continued)

December 31, 2014

NVIT Money Market Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
New York Life Global Funding 1.30%, 01/12/15 (a)	$4,000,000	$4,001,206
0.23%, 10/29/15 (a)(b)	7,500,000	7,500,000

		32,619,901

Metals & Mining 0.8%
SSAB AB, 0.15%, 01/01/15 (b)	15,000,000	15,000,000

Oil & Oil Finance 0.2%
Total Capital SA, 2.88%, 03/18/15	4,210,000	4,231,596

Retail 1.0%
Wal-Mart Stores, Inc., 1.50%, 10/25/15	17,000,000	17,157,973

Sovereign 0.3%
International Bank for Reconstruction & Development, 0.30%, 10/09/15	5,000,000	5,000,000

Total Corporate Bonds (cost $148,500,052)		148,500,052

Municipal Bonds 7.0%
Indiana 1.1%
Toyota Motor Manufacturing, Indiana, Inc., RB 0.04%, 01/07/15 (b)	10,000,000	10,000,000
0.04%, 01/07/15 (b)	10,000,000	10,000,000

		20,000,000

Minnesota 1.0%
Illinois State, GO, 0.14%, 01/02/15 (a)(b)	18,175,000	18,175,000

New York 4.9%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.16%, 01/02/15 (a)(b)	90,000,000	90,000,000

Total Municipal Bonds (cost $128,175,000)		128,175,000

Municipal Funds 6.6%

	Share	Market Value

Asset Management 6.6%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.03% (c)	35,000,000	$35,000,000
Federated Prime Obligations Fund, Institutional Shares, 0.03% (c)	85,739,658	85,739,658

Total Mutual Funds (cost $120,739,658)		120,739,658

Repurchase Agreement 17.3%

	Principal Amount	Market Value

ING Financial Markets LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $314,222,592, collateralized by U.S. Government Agency Securities ranging from 0.37%-6.00%, maturing 02/25/33-06/25/43; total market value $323,506,996.	$314,083,000	314,083,000

Total Repurchase Agreement (cost $314,083,000)		314,083,000

Total Investments (cost $1,812,600,491) (d) — 99.6%		1,812,600,491
Other assets in excess of liabilities — 0.4%		7,345,664

NET ASSETS — 100.0%		$1,819,946,155

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $930,677,139 which represents 51.14% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of December 31, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

GO	General Obligation

12

Statement of Investments (Continued)

December 31, 2014

NVIT Money Market Fund (Continued)

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2014

NVIT Money Market Fund
Assets:
Investments, at value (cost $1,498,517,491)	$1,498,517,491
Repurchase agreement, at value (cost $314,083,000)	314,083,000

Total Investments, at value (total cost $1,812,600,491)	1,812,600,491

Cash	4,545
Interest and dividends receivable	910,018
Receivable for capital shares issued	17,027,460
Receivable for investment advisory fees	468,453
Prepaid expenses	3,060

Total Assets	1,831,014,027

Liabilities:
Payable for capital shares redeemed	10,205,275
Accrued expenses and other payables:
Fund administration fees	45,729
Distribution fees	127,440
Administrative servicing fees	638,224
Accounting and transfer agent fees	1,135
Custodian fees	4,040
Compliance program costs (Note 3)	1,483
Professional fees	23,366
Printing fees	18,132
Other	3,048

Total Liabilities	11,067,872

Net Assets	$1,819,946,155

Represented by:
Capital	$1,821,423,788
Accumulated net realized losses from investments	(1,477,633)

Net Assets	$1,819,946,155

Net Assets:
Class I Shares	$1,008,594,772
Class II Shares	224,678,172
Class IV Shares	47,487,535
Class V Shares	507,973,173
Class Y Shares	31,212,503

Total	$1,819,946,155

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,009,405,410
Class II Shares	224,825,458
Class IV Shares	47,529,590
Class V Shares	508,442,217
Class Y Shares	31,239,769

Total	1,821,442,444

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2014

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$3,313,153
Dividend income	27,135

Total Income	3,340,288

EXPENSES:
Investment advisory fees	7,054,126
Fund administration fees	540,888
Distribution fees Class II Shares	575,296
Administrative servicing fees Class I Shares	1,465,798
Administrative servicing fees Class II Shares	344,640
Administrative servicing fees Class IV Shares	75,007
Administrative servicing fees Class V Shares	552,231
Professional fees	85,870
Printing fees	13,844
Trustee fees	51,351
Custodian fees	55,140
Accounting and transfer agent fees	7,072
Compliance program costs (Note 3)	5,891
Other	41,385

Total expenses before earnings credit and fees waived	10,868,539

Earnings credit (Note 4)	(5,132)
Distribution fees voluntarily waived — Class II (Note 3)	(575,296)
Investment advisory fees waived (Note 3)	(4,510,147)
Administrative servicing fees voluntarily waived — Class I (Note 3)	(1,465,798)
Administrative servicing fees voluntarily waived — Class II (Note 3)	(344,640)
Administrative servicing fees voluntarily waived — Class IV (Note 3)	(75,007)
Administrative servicing fees voluntarily waived — Class V (Note 3)	(552,231)

Net Expenses	3,340,288

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	23,275

Net realized/unrealized gains from affiliated and non-affiliated investments	23,275

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,275

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income/(loss)	$–	$(49)
Net realized gains from investments	23,275	32,126

Change in net assets resulting from operations	23,275	32,077

Change in net assets from capital transactions	57,754,744	(397,168,134)

Change in net assets	57,778,019	(397,136,057)

Net Assets:
Beginning of year	1,762,168,136	2,159,304,193

End of year	$1,819,946,155	$1,762,168,136

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$394,274,508	$353,255,986
Dividends reinvested	–	–
Cost of shares redeemed	(356,021,164)	(465,620,001)

Total Class I Shares	38,253,344	(112,364,015)

Class II Shares
Proceeds from shares issued	1,105,367,844	1,291,965,848
Dividends reinvested	–	–
Cost of shares redeemed	(1,040,823,984)	(1,349,841,599)

Total Class II Shares	64,543,860	(57,875,751)

Class IV Shares
Proceeds from shares issued	12,680,623	16,386,578
Dividends reinvested	–	–
Cost of shares redeemed	(19,760,019)	(22,180,145)

Total Class IV Shares	(7,079,396)	(5,793,567)

Class V Shares
Proceeds from shares issued	375,269,472	394,592,429
Dividends reinvested	–	–
Cost of shares redeemed	(413,223,404)	(344,565,227)

Total Class V Shares	(37,953,932)	50,027,202

Class Y Shares
Proceeds from shares issued	932,127	7,770,105
Dividends reinvested	–	–
Cost of shares redeemed	(941,259)	(278,932,108)

Total Class Y Shares	(9,132)	(271,162,003)

Change in net assets from capital transactions	$57,754,744	$(397,168,134)

Amounts designated as “–” are zero or have been rounded to zero.

16

Statements of Changes in Net Assets (Continued)

	NVIT Money Market Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	394,274,508	353,255,986
Reinvested	–	–
Redeemed	(356,021,164)	(465,620,001)

Total Class I Shares	38,253,344	(112,364,015)

Class II Shares
Issued	1,105,367,844	1,291,965,848
Reinvested	–	–
Redeemed	(1,040,823,984)	(1,349,841,599)

Total Class II Shares	64,543,860	(57,875,751)

Class IV Shares
Issued	12,680,623	16,386,578
Reinvested	–	–
Redeemed	(19,760,019)	(22,180,145)

Total Class IV Shares	(7,079,396)	(5,793,567)

Class V Shares
Issued	375,269,472	394,592,429
Reinvested	–	–
Redeemed	(413,223,404)	(344,565,227)

Total Class V Shares	(37,953,932)	50,027,202

Class Y Shares
Issued	932,127	7,770,105
Reinvested	–	–
Redeemed	(941,259)	(278,932,108)

Total Class Y Shares	(9,132)	(271,162,003)

Total change in shares	57,754,744	(397,168,134)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations		Distributions		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Class I Shares
Year Ended December 31, 2014 (b)	$1.00	–	–	$1.00	–	$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013 (b)	$1.00	–	–	$1.00	–	$970,304,468	0.21%	–	0.58%
Year Ended December 31, 2012 (b)	$1.00	–	–	$1.00	–	$1,082,651,394	0.30%	–	0.58%
Year Ended December 31, 2011 (b)	$1.00	–	–	$1.00	–	$1,126,659,840	0.26%	–	0.57%
Year Ended December 31, 2010 (b)	$1.00	–	–	$1.00	–	$1,066,297,467	0.31%	–	0.59%

Class II Shares
Year Ended December 31, 2014 (b)	$1.00	–	–	$1.00	–	$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013 (b)	$1.00	–	–	$1.00	–	$160,094,056	0.21%	–	0.83%
Year Ended December 31, 2012 (b)	$1.00	–	–	$1.00	–	$217,965,994	0.30%	–	0.83%
Year Ended December 31, 2011 (b)	$1.00	–	–	$1.00	–	$253,713,076	0.26%	–	0.82%
Year Ended December 31, 2010 (b)	$1.00	–	–	$1.00	–	$233,716,674	0.31%	–	0.84%

Class IV Shares
Year Ended December 31, 2014 (b)	$1.00	–	–	$1.00	–	$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013 (b)	$1.00	–	–	$1.00	–	$54,563,286	0.21%	–	0.58%
Year Ended December 31, 2012 (b)	$1.00	–	–	$1.00	–	$60,355,890	0.30%	–	0.58%
Year Ended December 31, 2011 (b)	$1.00	–	–	$1.00	–	$67,251,820	0.26%	–	0.57%
Year Ended December 31, 2010 (b)	$1.00	–	–	$1.00	–	$77,530,878	0.31%	–	0.58%

Class V Shares
Year Ended December 31, 2014 (b)	$1.00	–	–	$1.00	–	$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013 (b)	$1.00	–	–	$1.00	–	$546,045,214	0.21%	–	0.53%
Year Ended December 31, 2012 (b)	$1.00	–	–	$1.00	–	$496,009,056	0.30%	–	0.53%
Year Ended December 31, 2011 (b)	$1.00	–	–	$1.00	–	$470,690,748	0.26%	–	0.52%
Year Ended December 31, 2010 (b)	$1.00	–	–	$1.00	–	$476,523,940	0.31%	–	0.53%

Class Y Shares
Year Ended December 31, 2014 (b)	$1.00	–	–	$1.00	–	$31,212,503	0.18%	–	0.43%
Year Ended December 31, 2013 (b)	$1.00	–	–	$1.00	–	$31,161,112	0.23%	–	0.43%
Year Ended December 31, 2012 (b)	$1.00	–	–	$1.00	–	$302,321,859	0.30%	–	0.43%
Year Ended December 31, 2011 (b)	$1.00	–	–	$1.00	–	$375,182,576	0.26%	–	0.42%
Year Ended December 31, 2010 (b)	$1.00	–	–	$1.00	–	$323,950,106	0.31%	–	0.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Money Market Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal, Investor Destinations, and the Loring Ward NVIT Capital Appreciation and Moderate Funds.

The Fund currently offers Class I, Class II, Class IV, Class V and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

19

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

20

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$11,523,629	$—	$11,523,629
Certificates of Deposit	—	139,500,000	—	139,500,000
Collateralized Mortgage Obligations	—	27,002,491	—	27,002,491
Commercial Paper	—	923,076,661	—	923,076,661
Corporate Bonds	—	148,500,052	—	148,500,052
Municipal Bonds	—	128,175,000	—	128,175,000
Mutual Funds	120,739,658	–	—	120,739,658
Repurchase Agreement	—	314,083,000	—	314,083,000
Total	$120,739,658	$1,691,860,833	$—	$1,812,600,491

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with another series of the Nationwide Mutual Funds, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash, through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

ING Financial Markets LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $470,022,089, collateralized by U.S. Government Agency Securities ranging from 0.37%-6.00%, maturing 02/25/33-06/25/43; total market value $484,122,853.

21

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
ING Financial Markets LLC	$314,083,000	$—	$314,083,000	$(314,083,000)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2014, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

22

Notes to Financial Statements (Continued)

December 31, 2014

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.38%, and after voluntary fee waivers was 0.14%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

23

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $540,888 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,891.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculate at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2014, NFS earned $0 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate before voluntary fee waivers for administrative services fees that NFS earned was 0.15%, 0.15%, 0.15%, and 0.10% for Class I, Class II, Class IV, and Class V shares, respectively, and after voluntary fee waivers was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

During the year ended December 31, 2014, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $4,510,153. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $575,296. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV, and Class V shares of the Fund in an amount equal to $2,437,676. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

24

Notes to Financial Statements (Continued)

December 31, 2014

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds Trust (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014. The Trusts’ credit agreement with respect to Money Market was terminated effective July 17, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had short-term purchases of $53,785,126 and sales of $53,800,000 of U.S. Government securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. The Fund is required to comply with these amendments, and the compliance dates for the various amendments range from 9 months to 2 years. As a result of the amendments, the Fund may be required to take certain steps with respect to its structure and/or operations.

8.  Federal Tax Information

The Fund did not make any distributions for the years ended December 31, 2014 and 2013.

25

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(1,477,633)	$—	$(1,477,633)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,812,600,491	$1,563	$(1,563)	$—

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$1,477,633	2016

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $23,275 and are no longer eligible to offset future capital gains, if any.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Money Market Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

27

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

28

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

29

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

35

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

36

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

37

Annual Report

December 31, 2014

NVIT Multi Sector Bond Fund

AR-MSB 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi Sector Bond Fund

For the annual period ended December 31, 2014, the NVIT Multi Sector Bond Fund (Class I) returned 3.88% versus 4.30% for its composite benchmark, 60% Citigroup US Broad Investment-Grade Bond Index (USBIG), 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (WGBI) (Unhedged) and 10% JPMorgan Emerging Market Bond Index (EMBI). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 58 funds as of December 31, 2014) was 3.72% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s exposure to U.S. investment-grade credit was a positive contributor to Fund returns during the reporting period. For 2014, investment-grade credit was one of the best-performing fixed-income asset classes. The majority of returns within credit were due to duration, benefiting from lower yields. The Fund’s security selection within credit also helped Fund returns as the Fund had less exposure to sectors that underperformed for the reporting period, such as energy.

The Fund’s commercial mortgage-backed security (CMBS) exposure also added to the Fund’s return over the course of the reporting period. The Fund owned bonds with collateral that was originally issued from 2005 through 2007 and was originally investment grade. The environment as of the end of the reporting period is very robust, which is allowing many marginal loans issued from 2005 through 2007 to refinance.

The Fund’s exposure to emerging market sovereign debt also provided the Fund with positive returns for the reporting period as investors continued to focus on bonds with attractive yields. High-quality emerging market sovereigns benefited from lower U.S. yields and their longer duration bias. In addition, some countries had tighter spreads during the reporting period, such as Turkey, and were net beneficiaries, through their terms of trade, of lower oil prices.

The Fund’s exposure to local currency emerging market debt detracted from Fund returns as all currencies depreciated versus the U.S. dollar during the reporting period. Though local yields rallied aggressively across numerous countries for the period, in most cases the performance was not enough to offset the currency decline.

The Fund’s exposure to high-yield debt detracted from Fund returns as the Citigroup US High-Yield Market Index, up 2.51%, lagged most of the major fixed-income indexes for the reporting period. During the last quarter of 2014, high-yield debt suffered dramatic weakness as the oil price decline had an impact on the energy sector.

The Fund’s exposure to developed market non-U.S. dollar debt detracted from Fund returns as developed markets’ currencies weakened during the reporting period. Although developed market rates outperformed Treasury market rates, the currency depreciation overwhelmed the price appreciation and interest income for the reporting period.

Derivatives

The Fund owned both currency forwards and interest rate futures during the reporting period in order to hedge market exposure within the non-U.S. dollar space and to control overall portfolio duration in a liquid and transparent manner.

The Fund’s derivative exposure in currencies added slightly to Fund performance while interest rate futures detracted from Fund performance during the reporting period.

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Todd Howard, CFA;

Andrew J. Kronschnabel, CFA;

Scott J. Moses, CFA; and

Timothy L. Rabe, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile).

4

Fund Commentary (con’t.)	NVIT Multi Sector Bond Fund

The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi Sector Bond Fund

Objective

The Fund seeks to provide above average total return over a market cycle of three to five years.

Highlights

•	The NVIT Multi Sector Bond Fund (Class I) returned 3.88%, underperforming the benchmark by 0.42% and outperforming the Lipper peer category median by 0.16% during the reporting period

•	The Fund’s exposure to U.S. investment-grade credit was a positive contributor to Fund returns during the reporting period

•	The Fund’s exposure to local currency emerging market debt detracted from Fund returns as all currencies depreciated versus the U.S. dollar during the reporting period

Asset Allocation†

Corporate Bonds	41.7%
Sovereign Bonds	16.0%
U.S. Government Mortgage Backed Agencies	14.3%
Asset-Backed Securities	10.1%
U.S. Treasury Notes	5.5%
Commercial Mortgage Backed Securities	4.1%
Repurchase Agreements	3.6%
Collateralized Mortgage Obligations	3.5%
Bank Loans	1.6%
U.S. Treasury Bond	0.9%
Yankee Dollars	0.6%
Municipal Bonds	0.6%
U.S. Government Sponsored & Agency Obligations	0.5%
Preferred Stock	0.3%
Warrant††	0.0%
Common Stock††	0.0%
Liabilities in excess of other assets	(3.3)%
100.0%

Top Industries†††

Automobiles	7.1%
Banks	4.6%
Oil, Gas & Consumable Fuels	3.9%
Diversified Telecommunication Services	3.3%
Media	3.0%
Chemicals	2.2%
Health Care Providers & Services	2.0%
Capital Markets	1.9%
Wireless Telecommunication Services	1.5%
Metals & Mining	1.4%
Other Industries*	69.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Overview (con’t.)	NVIT Multi Sector Bond Fund

Top Holdings†††

U.S. Treasury Notes, 2.25%, 11/15/24	3.5%
Federal National Mortgage Association Pool TBA, 3.50%, 01/25/45	2.5%
Federal National Mortgage Association Pool TBA, 4.50%, 01/25/45	1.8%
Federal National Mortgage Association Pool TBA, 4.00%, 01/25/45	1.6%
Federal National Mortgage Association Pool TBA, 3.00%, 01/25/45	1.3%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 08/01/44	1.2%
U.S. Treasury Notes, 1.50%, 11/30/19	1.1%
U.S. Treasury Bond, 3.13%, 08/15/44	0.8%
Federal National Mortgage Association Pool TBA, 2.50%, 01/25/30	0.8%
Mexican Bonos, 7.75%, 05/29/31	0.7%
Other Holdings*	84.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For years ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.	Inception
Class I	3.88%	6.12%	4.49%	–
Class Y	–	–	–	0.06%	[2]
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	–
Composite Index	4.30%	4.94%	5.31%	–
Citigroup USBIG Bond Index	5.91%	4.39%	4.81%	–
Citigroup US High-Yield Market Index	1.83%	8.69%	7.33%	–
Citigroup WGBI (Unhedged)	(0.48)%	1.67%	3.08%	–
JPMorgan EMBI	5.53%	7.27%	7.68%	–
CPI	0.76%	1.69%	2.12%	–

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

Expense Ratio^
Class I	0.92%
Class Y	0.77%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Multi Sector Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Barclays U.S. Aggregate Bond Index, the Composite Index*, the Citigroup US Broad Investment-Grade (USBIG) Bond Index, the Citigroup US High-Yield Market Index, the Citigroup World Government Bond Index (WGBI) (Unhedged), the JPMorgan Emerging Market Bond Index (EMBI) and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 60% Citigroup USBIG Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup WGBI (Unhedged), and 10% JPMorgan EMBI.

9

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	980.40	4.54	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91
Class Y Shares	Actual	(a)	1,000.00	979.70	3.79	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

NVIT Multi Sector Bond Fund

Asset-Backed Securities 10.1%

	Principal Amount	Market Value

Automobiles 6.7%
Ally Auto Receivables Trust
Series 2011-1, Class A4, 2.23%, 03/15/16	$53,397	$53,400
Series 2012-1, Class A4, 1.21%, 07/15/16	420,000	420,666
Series 2012-3, Class A3, 0.85%, 08/15/16	839,972	840,813
Series 2012-4, Class A3, 0.59%, 01/17/17	875,694	876,066
Series 2013-1, Class A3, 0.63%, 05/15/17	488,421	488,690
AmeriCredit Automobile Receivables Trust
Series 2012-5, Class A3, 0.62%, 06/08/17	206,606	206,650
Series 2013-2, Class A2, 0.53%, 11/08/16	113,275	113,283
Series 2013-3, Class A2, 0.68%, 10/11/16	140,530	140,560
Series 2014-1, Class A2, 0.57%, 07/10/17	269,976	269,889
Series 2014-2, Class A2B, 0.44%, 10/10/17 (a)	1,005,000	1,004,699
ARI Fleet Lease Trust, Series 2014-A, Class A1, 0.25%, 04/15/15 (b)	105,067	105,070
Bank of America Auto Trust, Series 2012-1, Class A3, 0.78%, 06/15/16	261,047	261,144
Carfinance Capital Auto Trust, Series 2013-2A, Class A, 1.75%, 11/15/17 (b)	237,821	238,431
CarMax Auto Owner Trust, Series 2013-1, Class A3, 0.60%, 10/16/17	235,129	234,993
CFC LLC
Series 2013-1A, Class A, 1.65%, 07/17/17 (b)	70,473	70,569
Series 2014-1A, Class A, 1.46%, 12/17/18 (b)	514,673	514,546
Chesapeake Funding LLC
Series 2012-1A, Class A, 0.91%, 11/07/23 (a)(b)	193,310	193,461
Series 2014-1A, Class C, 1.36%, 03/07/26 (a)(b)	200,000	200,000
DT Auto Owner Trust, Series 2013-2A, Class A, 0.81%, 09/15/16 (b)	15,315	15,316
Exeter Automobile Receivables Trust, Series 2013-1A, Class A, 1.29%, 10/16/17 (b)	80,474	80,572
First Investors Auto Owner Trust, Series 2014-3A, Class A1, 0.35%, 11/16/15 (b)	635,091	635,086

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Ford Credit Auto Lease Trust
Series 2012-A, Class A3, 0.84%, 08/15/16	$56,663	$56,683
Series 2013-A, Class A3, 0.60%, 03/15/16	1,204,256	1,204,912
Ford Credit Auto Owner Trust
Series 2011-B, Class A4, 1.35%, 12/15/16	127,855	128,139
Series 2013-A, Class A3, 0.55%, 07/15/17	292,444	292,492
Series 2014-A, Class A2, 0.48%, 11/15/16	419,896	419,941
Honda Auto Receivables Owner Trust Series 2012-1, Class A4, 0.97%, 04/16/18	445,000	445,751
Series 2013-2, Class A2, 0.37%, 10/16/15	942	942
Hyundai Auto Receivables Trust
Series 2011-B, Class A4, 1.65%, 02/15/17	35,711	35,729
Series 2013-A, Class A3, 0.56%, 07/17/17	1,364,961	1,365,022
Nissan Auto Lease Trust, Series 2012-B, Class A4, 0.74%, 09/17/18	490,000	490,332
Nissan Auto Receivables Owner Trust, Series 2011-B, Class A3, 0.95%, 02/16/16	39,701	39,720
Prestige Auto Receivables Trust
Series 2013-1A, Class A2, 1.09%, 02/15/18 (b)	267,529	267,779
Series 2014-1A, Class A3, 1.52%, 04/15/20 (b)	365,000	364,249
Santander Drive Auto Receivables Trust
Series 2012-2, Class B, 2.09%, 08/15/16	19,522	19,529
Series 2012-5, Class A3, 0.83%, 12/15/16	3,312	3,313
Series 2013-1, Class A3, 0.62%, 06/15/17	348,493	348,541
Series 2013-1, Class B, 1.16%, 01/15/19	620,000	620,593
Series 2013-2, Class A3, 0.70%, 09/15/17	1,487,530	1,488,114
Series 2013-3, Class A3, 0.70%, 10/16/17	2,047,487	2,047,944
Series 2014-1, Class A2A, 0.66%, 06/15/17	425,285	425,374
Series 2014-4, Class B, 1.82%, 05/15/19	310,000	310,130
SMART Trust
Series 2011-2USA, Class A4A, 2.31%, 04/14/17 (b)	504,452	507,778

11

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
SMART Trust (continued)
Series 2012-1USA, Class A4A, 2.01%, 12/14/17 (b)	$330,000	$330,033
Susquehanna Auto Receivables Trust,
Series 2014-1A, Class A1, 0.24%, 08/17/15 (b)	495,410	495,419
Toyota Auto Receivables Owner Trust, Series 2013-B, Class A2, 0.48%, 02/15/16	80,665	80,680
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.85%, 08/22/16	257,507	257,837
Westlake Automobile Receivables Trust, Series 2014-1, Class A1, 0.35%, 06/15/15 (b)	55,390	55,392
Wheels SPV LLC, Series 2014-1A, Class A1, 0.24%, 05/20/15 (b)	116,031	116,033

		19,182,305

Credit Card 0.5%
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 08/15/17	945,000	945,410
World Financial Network Credit Card Master Trust, Series 2014-C, Class A, 1.54%, 08/15/21	585,000	583,849

		1,529,259

Home Equity 0.1%
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.71%, 08/25/31 (a)	59,027	47,900
Renaissance Home Equity Loan Trust Series 2006-1, Class AF3, 5.61%, 05/25/36 (c)	30,279	21,498
Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	116,665	61,342

		130,740

Other 1.7%
Access Group, Inc., Series 2003-A, Class A2, 1.21%, 07/01/38 (a)	183,579	180,155
Ally Master Owner Trust Series 2010-2, Class A, 4.25%, 04/15/17 (b)	340,000	344,032
Series 2012-1, Class A2, 1.44%, 02/15/17	140,000	140,144
Series 2012-3, Class A1, 0.86%, 06/15/17 (a)	180,000	180,341
Series 2013-1, Class A2, 1.00%, 02/15/18	875,000	876,077

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (b)	$433,815	$440,969
CCG Receivables Trust Series 2013-1, Class A2, 1.05%, 08/14/20 (b)	164,101	164,286
Series 2014-1, Class A1, 0.27%, 05/14/15 (b)	92,139	92,141
Series 2014-1, Class A2, 1.06%, 11/15/21 (b)	460,000	459,163
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 04/25/47 (a)	198,573	198,684
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.27%, 04/25/32 (a)	307,688	308,663
Federal National Mortgage Association Grantor Trust, Series 2003-T4, Class 2A5, 5.41%, 09/26/33 (c)	71,345	79,264
Ford Credit Floorplan Master Owner Trust, Series 2013-3, Class A2, 0.46%, 06/15/17 (a)	155,000	155,017
Kubota Credit Owner Trust, Series 2014-1A, Class A1, 0.22%, 05/15/15 (b)	23,466	23,466
MMAF Equipment Finance LLC, Series 2014-AA, Class A1, 0.20%, 07/02/15 (b)	770,072	770,041
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 0.86%, 12/10/18 (a)(b)	560,000	561,434

		4,973,877

Student Loan 1.1%
Education Loan Asset-Backed Trust I, Series 2013-1, Class B1, 1.17%, 11/25/33 (a)(b)	764,922	749,033
Navient Private Education Loan Trust, Series 2014-AA, Class A2A, 2.74%, 02/15/29 (b)	585,000	584,657
SLM Student Loan Trust Series 2010-A, Class 2A, 3.41%, 05/16/44 (a)(b)	588,161	616,916
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)	515,000	533,904
SoFi Professional Loan Program, Series 2014-B, Class A2, 2.55%, 08/27/29 (b)	635,000	635,594

		3,120,104

Total Asset-Backed Securities (cost $28,673,886)		28,936,285

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Bank Loans 1.6%

	Principal Amount	Market Value

Advertising 0.1%
Advantage Sales & Marketing, Inc., 7.65%, 07/25/22	$250,000	$246,750

Aerospace & Defense 0.1%
TransDigm, Inc., Tranche D Term Loans, 3.96%, 06/04/21	248,750	243,981

Chemicals 0.2%
Axalta Coating Systems US Holdings, Inc., Tranche B Term Loans, 4.01%, 02/01/20	237,159	230,452
MacDermid, Inc., Tranche B-1 Term Loans, 4.14%, 06/07/20	374,051	366,102

		596,554

Commercial Services 0.0%
Aster II SA, 5.15%, 12/31/21	26,179	25,360
ColourOZ MidCo Sarl, Tranche B-1 Term Loans, 5.15%, 05/03/21	158,756	153,795

		179,155

Commercial Services & Supplies 0.1%
EnergySolutions LLC, 7.13%, 05/29/20	248,750	247,583

Hotels Restaurants & Leisure 0.1%
Dave & Buster’s, Inc., 4.34%, 07/25/20	202,830	201,563

Hotels, Restaurants & Leisure 0.1%
Playa Resorts Holdings BV, 4.11%, 08/09/19	248,116	243,153

Household Products 0.0%
Sun Products Corp. (The), Tranche B Term Loans, 6.55%, 03/23/20	205,000	189,625

Internet Software & Services 0.0%
Go Daddy Operating Co. LLC, 4.95%, 05/13/21	199,000	197,217

Media 0.4%
IMG Worldwide Holdings LLC, 5.52%, 05/06/21	199,000	191,912
Metro-Goldwyn-Mayer, Inc., 0.16%, 06/26/20	250,000	246,250
Numericable Group SA, Tranche B-2 Loans, 4.71%, 05/21/20	115,962	115,216
Numericable US LLC, Tranche B-1 Loans, 4.71%, 05/21/20	134,038	133,177

Bank Loans (continued)

	Principal Amount	Market Value

Media (continued)
Tribune Media Co., 0.01%, 01/01/00	$250,000	$246,250
TWCC Holding Corp., 7.62%, 06/26/20	250,000	237,917

		1,170,722

Oil, Gas & Consumable Fuels 0.1%
Jonah Energy LLC, 8.98%, 05/08/21	200,000	170,000
Templar Energy LLC, 12.04%, 11/25/20	175,000	125,300

		295,300

Road & Rail 0.1%
Neff Rental LLC, 7.51%, 06/09/21	208,261	208,261

Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor, Inc., Tranche B-5 Term Loans, 4.94%, 01/15/21	198,492	197,699

Specialty Retail 0.1%
Party City Holdings, Inc., 4.21%, 07/27/19	248,747	242,777

Textiles, Apparel & Luxury Goods 0.1%
Nine West Holdings, Inc., 5.07%, 10/08/19	249,375	232,854

Total Bank Loan (cost $4,846,601)		4,693,194

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, Inc.
Series 2004-I, Class 2A2, 2.73%, 10/25/34 (a)	22,063	21,921
Series 2007-3, Class 1A1, 6.00%, 09/25/37	188,798	170,381
BCAP LLC Trust, Series 2011-R11, Class 20A5, 2.60%, 03/26/35 (a)(b)	211,197	213,798
Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A9, 5.75%, 06/25/36	118,587	118,483
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-11, Class 5A1, 0.77%, 03/25/35 (a)	373,209	307,176
Series 2006-1, Class A2, 6.00%, 03/25/36	88,677	79,079

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FDIC Trust
Series 2011-R1, Class A, 2.67%, 07/25/26 (b)	$347,528	$355,739
Series 2010-R1, Class A, 2.18%, 05/25/50 (b)	290,144	291,399
Federal Home Loan Mortgage Co. Structured Pass Through Securities, Series T-56, Class A5, 5.23%, 05/25/43	131,262	142,994
Federal Home Loan Mortgage Corp. Reference REMIC Series R006, Class ZA, 6.00%, 04/15/36	375,799	420,491
Series R007, Class ZA, 6.00%, 05/15/36	252,149	282,422
Federal Home Loan Mortgage Corp. REMICS
Series , Class JA, 1.50%, 03/15/15	10,250	10,247
Series 1103, Class N, IO, 1156.50%, 06/15/21	1	24
Series , Class G, 4.00%, 08/15/24	485,000	525,451
Series , Class HT, 5.00%, 03/15/26	80,479	87,063
Series , Class EQ, 5.00%, 05/15/26	112,071	122,290
Series , Class SG, IO, 6.84%, 06/17/27 (a)	372,082	65,281
Series , Class DY, 4.50%, 11/15/29	420,000	466,445
Series , Class B, 4.50%, 04/15/30	405,000	441,231
Series , Class IM, IO, 7.00%, 07/15/33	82,127	19,669
Series , Class TA, 4.50%, 12/15/33	20,000	22,443
Series , Class DC, 4.00%, 11/15/36	134,167	144,773
Federal National Mortgage Association Grantor Trust
Series 2001-T5, Class A2, 6.99%, 06/19/41 (a)	182,149	199,140
Series 2001-T5, Class A3, 7.50%, 06/19/41 (a)	122,329	141,512
Series 2001-T4, Class A1, 7.50%, 07/25/41	133,661	155,019
Series 2001-T10, Class A2, 7.50%, 12/25/41	251,286	260,119
Federal National Mortgage Association Interest Strip Series , Class 2, IO, 8.00%, 02/25/23	72,214	13,824
Series , Class 2, IO, 8.00%, 07/01/24	156,424	31,180

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Interest Strip (continued)
Series , Class 2, IO, 8.50%, 10/25/24	$188,451	$46,044
Series , Class 2, IO, 8.50%, 10/25/25	174,864	40,812
Series , Class 2, IO, 7.50%, 04/25/27	78,828	15,442
Federal National Mortgage Association REMICS Series 2006-22, Class CE, 4.50%, 08/25/23	118,866	126,709
Series 2009-71, Class MB, 4.50%, 09/25/24	114,681	121,672
Series 2004-70, Class EB, 5.00%, 10/25/24	71,971	78,182
Series 1997-61, Class PK, IO, 8.00%, 08/18/27	126,813	28,717
Series 2009-39, Class LB, 4.50%, 06/25/29	112,836	120,269
Series 2009-96, Class DB, 4.00%, 11/25/29	398,802	420,181
Series 2003-32, Class UI, IO, 6.00%, 05/25/33	123,127	25,831
Series 2003-35, Class UI, IO, 6.50%, 05/25/33	55,095	12,912
Series 2003-41, Class IB, IO, 7.00%, 05/25/33	189,997	45,412
Series 2003-44, Class IB, IO, 6.00%, 06/25/33	39,451	7,480
Series 2013-111, Class PL, 2.00%, 12/25/42	425,000	387,854
Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	159,915	184,259
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 4.57%, 05/25/35 (a)	54,066	53,717
Government National Mortgage Association Series 2010-14, Class A, 4.50%, 06/16/39	87,992	93,865
Series 2010-H12, Class PT, 5.47%, 11/20/59	477,335	504,401
GSMPS Mortgage Loan Trust Series 2006-RP1, Class 1A2, 7.50%, 01/25/36 (b)	162,461	157,146
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36 (b)	67,712	68,975
Series 2006-RP1, Class 1A4, 8.50%, 01/25/36 (b)	262,073	272,921
JPMorgan Mortgage Trust Series 2005-A6, Class 1A2, 2.54%, 09/25/35 (a)	139,630	137,011

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

JPMorgan Mortgage Trust (continued)
Series 2005-A8, Class 1A1, 5.03%, 11/25/35 (a)	$61,344	$58,292
Series 2006-A6, Class 1A2, 2.54%, 10/25/36 (a)	10,089	8,492
Mastr Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34 (b)	199,304	200,913
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/22	330,730	334,027
NCUA Guaranteed Notes Series 2010-R1, Class 2A, 1.84%, 10/07/20	205,336	205,969
Series 2010-R3, Class 3A, 2.40%, 12/08/20	187,583	188,961
Nomura Asset Acceptance Corp., Series 2004-AR2, Class 3A3, 1.09%, 10/25/34 (a)	29,094	28,801
RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 02/26/35 (b)	309,826	320,665
Structured Asset Securities Corp., Series 2003-34A, Class 6A, 2.59%, 11/25/33 (a)	238,994	239,043
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A4, 1.96%, 11/25/36 (a)	153,521	133,692
Wells Fargo Mortgage Backed Securities Trust Series 2004-P, Class 2A1, 2.61%, 09/25/34 (a)	54,341	54,174
Series 2005-AR2, Class 2A1, 2.61%, 03/25/35 (a)	99,562	99,659
Series 2006-AR6, Class 7A1, 5.02%, 03/25/36 (a)	61,476	61,088
Series 2006-AR10, Class 5A1, 2.61%, 07/25/36 (a)	176,743	170,487

Total Collateralized Mortgage Obligations (cost $9,291,666)		10,163,669

Commercial Mortgage Backed Securities 4.1%
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32 (a)(b)	295,000	313,120
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM, 5.62%, 04/10/49 (a)	535,000	578,105
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.24%, 02/10/51 (a)	278,998	308,613

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

BHMS Mortgage Trust Series 2014-ATLS, Class AFL, 1.66%, 07/05/33 (a)(b)	$130,000	$129,839
Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (b)	370,000	373,225
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ, 4.96%, 05/15/43 (a)	200,000	200,481
COMM Mortgage Trust Series 2005-C6, Class AJ, 5.21%, 06/10/44 (a)	65,000	66,302
Series 2014-CR20, Class AM, 3.94%, 11/10/47	125,000	129,352
Series 2014-UBS5, Class A4, 3.84%, 09/10/47	365,000	385,777
Commercial Mortgage Asset Trust, Series 1999-C1, Class D, 6.89%, 01/17/32 (a)	3,176	3,179
Commercial Mortgage Trust, Series 2001-J2A, Class E, 6.92%, 07/16/34 (a)(b)	210,000	228,907
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3, Class AJ, 4.77%, 07/15/37	75,000	75,704
Series 2005-C4, Class B, 5.28%, 08/15/38 (a)	160,000	161,425
Series 2005-C6, Class B, 5.23%, 12/15/40 (a)	280,000	286,221
CSMC Trust, Series 2014-USA, Class A2, 3.95%, 09/15/37 (b)	295,000	313,199
DBCCRE Mortgage Trust, Series 2014-ARCP, Class C, 4.93%, 01/10/34 (a)(b)	265,000	280,849
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)	350,000	355,010
Federal Home Loan Mortgage Co. Multifamily Structured Pass Through Certificates Series K501, Class X1A, IO, 1.68%, 08/25/16 (a)	2,984,417	60,837
Series K702, Class X1, IO, 1.52%, 02/25/18 (a)	5,962,165	246,381
Federal National Mortgage Association-ACES, Series 2014- M13, Class A2, 3.02%, 08/25/24	310,000	317,573
FREMF Mortgage Trust, Series 2010- K7, Class B, 5.43%, 04/25/20 (a)(b)	565,000	625,226
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class F, 5.16%, 07/10/45 (a)(b)	160,000	161,858

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Government National Mortgage Association Series 2010-124, Class C, 3.39%, 03/16/45	$175,000	$178,338
Series 2010-74, Class IO, IO, 0.40%, 03/16/50 (a)	2,197,891	50,920
Series 2011-67, Class B, 3.86%, 10/16/47 (a)	270,000	278,978
Series 2012-115, Class IO, IO, 0.43%, 04/16/54 (a)	2,230,050	80,785
Series 2012-99, Class CI, IO, 1.05%, 10/16/49 (a)	2,028,846	136,245
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AJ, 4.78%, 07/10/39	280,000	282,286
GS Mortgage Securities Trust, Series 2014-GC26, Class C, 4.51%, 11/10/47 (a)	170,000	174,243
JP Morgan Chase Commercial Mortgage, Series 2004-LN2, Class B, 5.20%, 07/15/41 (a)	160,000	162,814
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-FBLU, Class C, 2.16%, 12/15/28 (a)(b)	255,000	253,651
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class AM, 5.79%, 06/15/49 (a)	150,000	155,641
Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (a)	415,000	429,322
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class D, 5.19%, 01/12/37 (a)	46,060	46,163
LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ, 5.21%, 04/15/30 (a)	300,000	302,105
Series 2005-C3, Class AM, 4.79%, 07/15/40	430,000	435,433
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AM, 5.11%, 07/12/38 (a)	735,000	747,135
Series 2006-C2, Class AM, 5.78%, 08/12/43 (a)	180,000	190,772
Series 2008-C1, Class A4, 5.69%, 02/12/51	289,269	314,833
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014- C19, Class A2, 3.10%, 12/15/47	365,000	375,832
Morgan Stanley Capital I, Series 2006-IQ12, Class AM, 5.37%, 12/15/43	145,000	154,642

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Morgan Stanley Capital I Trust Series 2005-HQ6, Class D, 5.20%, 08/13/42 (a)	$100,000	$100,824
Series 2007-HQ12, Class A2, 5.59%, 04/12/49 (a)	70,269	70,375
Mortgage Pass Through Certificates, Series 2001-CIB2, Class D, 6.80%, 04/15/35 (a)	105,930	106,646
Motel 6 Trust Series 2012-MTL6, Class XA1, IO, 0.00%, 10/05/25 (a)(b)	2,340,000	3
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (b)	77,448	77,420
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (b)	305,000	304,578
NorthStar Mortgage Trust, Series 2012-1, Class A, 1.37%, 08/25/29 (a)(b)	17,894	17,896
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class E, 5.26%, 02/11/36 (a)(b)	62,667	62,669
RBSCF Trust, Series 2010-RR4, Class CMLA, 6.04%, 12/16/49 (a)(b)	131,728	139,277
RREF LLC Series 2014-LT5, Class A, 2.85%, 05/15/24 (b)	44,434	44,435
Series 2014-LT6, Class A, 2.75%, 09/15/24 (b)	118,603	118,213
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4, 5.51%, 04/15/47	110,000	115,846
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.66%, 03/15/47	195,000	204,099

Total Commercial Mortgage Backed Securities (cost $11,831,086)		11,713,602

Corporate Bonds 41.7%
Aerospace & Defense 0.2%
Kratos Defense & Security Solutions, Inc., 7.00%, 05/15/19	240,000	204,600
TransDigm, Inc., 6.00%, 07/15/22	240,000	240,000

		444,600

Airlines 0.1%
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.38%, 04/01/24	265,000	268,975

16

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Airlines (continued)
Continental Airlines Pass Through Trust, Series 1992-2, Class B, 7.57%, 03/15/20		$12,587	$13,217

			282,192

Auto Components 0.3%
Allison Transmission, Inc., 7.13%, 05/15/19 (b)		310,000	324,725
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		153,000	161,032
Stackpole International Intermediate/Stackpole International Powder/Stackpl, 7.75%, 10/15/21 (b)(d)		290,000	287,100

			772,857

Automobiles 0.6%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 06/15/19		240,000	253,800
General Motors Co., 4.88%, 10/02/23		700,000	749,000
5.00%, 04/01/35		335,000	348,400
Volvo Treasury AB, 5.95%, 04/01/15 (b)		445,000	449,815

			1,801,015

Banks 4.6%
ABN AMRO Bank NV, 1.03%, 10/28/16 (a)(b)		300,000	301,306
Banco BMG SA, 8.00%, 04/15/18 (b)(d)		275,000	280,500
Banco do Brasil SA, 3.75%, 07/25/18 (b)	EUR	240,000	293,175
9.00%, 06/18/24 (b)(e)		$1,070,000	984,614
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 06/06/24 (b)(d)		350,000	347,325
Banco Santander Brasil SA/Cayman Islands, 8.00%, 03/18/16 (b)	BRL	300,000	107,215
Bank of America Corp., 4.75%, 08/01/15		$420,000	429,156
4.20%, 08/26/24		370,000	377,524
4.25%, 10/22/26		380,000	379,496
Barclays Bank PLC, 2.75%, 11/08/19		335,000	333,873
BBVA Banco Continental SA, 5.25%, 09/22/29 (a)(b)		300,000	303,989
BBVA US Senior SAU, 4.66%, 10/09/15		500,000	513,624
Citigroup, Inc., 6.25%, 06/29/17	NZD	150,000	121,351

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 2.25%, 12/21/16	SEK	300,000	$39,818
Corpbanca SA, 3.88%, 09/22/19 (b)		$140,000	141,138
Fifth Third Bank, 2.88%, 10/01/21		400,000	400,233
Finansbank AS, 6.25%, 04/30/19 (b)		500,000	518,566
Global Bank Corp., 4.75%, 10/05/17 (b)		400,000	409,756
5.13%, 10/30/19 (b)(d)		290,000	292,900
HSBC Holdings PLC, 6.38%, 09/17/24 (d)(e)		260,000	262,600
HSBC USA, Inc., 2.38%, 02/13/15		300,000	300,585
Intesa Sanpaolo SpA, 2.38%, 01/13/17		390,000	393,223
5.02%, 06/26/24 (b)		530,000	514,182
JPMorgan Chase & Co., 2.92%, 09/19/17	CAD	675,000	593,913
4.25%, 11/02/18	NZD	200,000	154,806
3.88%, 09/10/24		$330,000	330,281
Lloyds Banking Group PLC, 7.50%, 06/27/24 (e)		500,000	505,000
National Savings Bank, 5.15%, 09/10/19 (b)		250,000	251,276
PNC Bank NA, 3.30%, 10/30/24		350,000	356,356
Rabobank, Nederland NV, 11.00%, 06/30/19 (b)(e)		513,000	656,640
TC Ziraat Bankasi AS, 4.25%, 07/03/19 (b)		310,000	307,196
Turkiye Halk Bankasi AS, 4.75%, 06/04/19 (b)		300,000	301,476
Turkiye Is Bankasi, 5.00%, 04/30/20 (b)		400,000	406,418
6.00%, 10/24/22 (b)		200,000	199,931
Wachovia Capital Trust III, 5.57%, 02/02/15 (e)		320,000	308,400
Wells Fargo & Co., 4.10%, 06/03/26		385,000	392,244
4.65%, 11/04/44		330,000	340,473

			13,150,559

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 01/15/20		310,000	351,143
Beverages & More, Inc., 10.00%, 11/15/18 (b)		370,000	347,800
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19 (b)		450,000	447,750

			1,146,693

17

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Biotechnology 0.2%
Gilead Sciences, Inc., 3.50%, 02/01/25		$200,000	$205,390
4.80%, 04/01/44		125,000	139,050
4.50%, 02/01/45		260,000	277,195

			621,635

Building Products 0.2%
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		225,000	230,062
Reliance Intermediate Holdings LP,
9.50%, 12/15/19 (b)		325,000	340,568

			570,630

Capital Markets 1.9%
Ameriprise Financial, Inc.,
7.30%, 06/28/19		515,000	623,243
Bear Stearns Cos. LLC (The),
5.55%, 01/22/17		345,000	371,622
CDP Financial, Inc.,
5.60%, 11/25/39 (b)		270,000	354,604
Deutsche Bank AG,
7.50%, 04/30/25 (e)		350,000	339,937
E*TRADE Financial Corp.,
6.38%, 11/15/19		200,000	212,500
Financiera de Desarrollo Territorial SA Findeter,
7.88%, 08/12/24 (b)	COP	862,000,000	366,711
Goldman Sachs Group, Inc. (The),
2.55%, 10/23/19		$320,000	318,281
5.20%, 12/17/19	NZD	175,000	137,227
6.75%, 10/01/37		$385,000	482,192
4.80%, 07/08/44		280,000	297,144
KKR Group Finance Co. III LLC,
5.13%, 06/01/44 (b)		335,000	363,249
Morgan Stanley,
0.71%, 10/15/15 (a)		195,000	195,227
4.75%, 11/16/18	AUD	130,000	109,935
3.70%, 10/23/24		$355,000	359,541
4.35%, 09/08/26		430,000	431,784
Nomura Holdings, Inc.,
2.00%, 09/13/16 (d)		605,000	608,327

			5,571,524

Chemicals 2.1%
Albemarle Corp.,
4.15%, 12/01/24		360,000	367,502
5.45%, 12/01/44		265,000	283,656
Axiall Corp.,
4.88%, 05/15/23 (d)		575,000	541,937
Braskem America Finance Co.,
7.13%, 07/22/41 (b)		460,000	455,400
Braskem Finance Ltd.,
6.45%, 02/03/24		675,000	685,226

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Eagle Spinco, Inc.,
4.63%, 02/15/21	$280,000	$265,300
Eco Services Operations LLC/Eco Finance Corp., 8.50%, 11/01/22 (b)	220,000	221,100
Momentive Performance Materials, Inc.,
8.88%, 10/15/20 (f)	190,000	0
3.88%, 10/24/21	190,000	160,550
NOVA Chemicals Corp.,
5.25%, 08/01/23 (b)	730,000	737,446
5.00%, 05/01/25 (b)	200,000	197,040
Nufarm Australia Ltd.,
6.38%, 10/15/19 (b)	190,000	191,425
Rayonier AM Products, Inc.,
5.50%, 06/01/24 (b)	680,000	561,000
Rockwood Specialties Group, Inc.,
4.63%, 10/15/20	725,000	746,750
US Coatings Acquisition, Inc./Flash Dutch 2 BV,
7.38%, 05/01/21 (b)	300,000	316,500
Yingde Gases Investment Ltd.,
7.25%, 02/28/20 (b)	250,000	209,225

		5,940,057

Commercial Services & Supplies 0.7%
ADT Corp. (The),
6.25%, 10/15/21 (d)	20,000	20,600
Atento Luxco 1 SA,
7.38%, 01/29/20	350,000	340,375
Cenveo Corp.,
11.50%, 05/15/17	100,000	92,000
6.00%, 08/01/19 (b)	100,000	91,000
8.50%, 09/15/22 (b)(d)	350,000	263,375
Clean Harbors, Inc.,
5.13%, 06/01/21	250,000	248,750
Covanta Holding Corp.,
5.88%, 03/01/24	250,000	254,375
Monitronics International, Inc.,
9.13%, 04/01/20	275,000	260,562
PHH Corp.,
6.38%, 08/15/21	150,000	137,625
Quad/Graphics, Inc.,
7.00%, 05/01/22 (b)	230,000	218,213

		1,926,875

Communications Equipment 0.8%
Avaya, Inc.,
9.00%, 04/01/19 (b)(d)	895,000	917,375
10.50%, 03/01/21 (b)	285,000	242,250
Nokia OYJ,
6.63%, 05/15/39 (d)	1,040,000	1,149,200

		2,308,825

18

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Construction & Engineering 0.2%
AECOM Technology Corp.,
5.75%, 10/15/22 (b)		$170,000	$175,746
Odebrecht Finance Ltd.,
8.25%, 04/25/18 (b)	BRL	530,000	167,482
Transfield Services Ltd.,
8.38%, 05/15/20 (b)		$115,000	122,475
Zachry Holdings, Inc.,
7.50%, 02/01/20 (b)		190,000	190,475

			656,178

Construction Materials 0.2%
Cemex Finance LLC,
9.38%, 10/12/22 (b)		400,000	451,200
Cemex SAB de CV,
5.70%, 01/11/25 (b)		200,000	194,000

			645,200

Consumer Finance 0.4%
Ally Financial, Inc.,
5.50%, 02/15/17		85,000	89,250
American Express Co., 3.63%, 12/05/24		280,000	282,814
Discover Financial Services, 3.95%, 11/06/24		325,000	326,995
TMX Finance LLC/TitleMax Finance Corp., 8.50%, 09/15/18 (b)		400,000	334,000

			1,033,059

Containers & Packaging 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 01/31/19 (b)		250,000	245,625
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.13%, 07/15/20 (b)		325,000	302,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.88%, 08/15/19		100,000	105,500

			653,375

Distributors 0.1%
Brightstar Corp., 9.50%, 12/01/16 (b)		175,000	183,750

Diversified Financial Services 1.1%
Apollo Management Holdings LP, 4.00%, 05/30/24 (b)		405,000	413,145
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (b)		40,000	41,600
7.00%, 04/01/21 (b)		185,000	136,900

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Financial Services (continued)
Brazil Loan Trust 1, 5.48%, 07/24/23 (b)		$267,000	$271,672
Corp. Financiera de Desarrollo SA, 5.25%, 07/15/29 (a)(b)		200,000	202,500
Dubai Holding Commercial Operations MTN Ltd., 6.00%, 02/01/17	GBP	350,000	553,693
Federal Grid Co. OJS via Federal Grid Finance Ltd., 8.45%, 03/13/19	RUB	20,000,000	223,868
Goldman Sachs Capital I, 6.35%, 02/15/34 (d)		$240,000	284,396
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 02/01/22		130,000	131,300
iPayment Holdings, Inc., 15.00%, 11/15/18 (h)		202,868	67,454
iPayment, Inc., 10.25%, 05/15/18		225,000	191,250
ROC Finance LLC/ROC Finance 1 Corp., 12.13%, 09/01/18 (b)		350,000	370,125
Stena AB, 7.00%, 02/01/24 (b)(d)		200,000	183,000
Stena International SA, 5.75%, 03/01/24 (b)(d)		150,000	141,000

			3,211,903

Diversified Telecommunication Services 3.1%
Altice SA, 7.75%, 05/15/22 (b)		450,000	450,000
Bellsouth Capital Funding Corp., 7.88%, 02/15/30		290,000	392,446
Bharti Airtel International Netherlands BV, 5.13%, 03/11/23 (b)		350,000	373,117
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 04/30/21		200,000	210,000
Columbus International, Inc., 7.38%, 03/30/21 (b)		210,000	221,025
Empresa de Telecomunicaciones de Bogota, 7.00%, 01/17/23 (b)	COP	1,305,000,000	517,919
Level 3 Communications, Inc., 5.75%, 12/01/22 (b)		$255,000	256,275
Oi SA, 5.75%, 02/10/22 (b)(d)		375,000	345,938
Sprint Capital Corp., 8.75%, 03/15/32		1,450,000	1,421,000
Telecom Italia SpA, 5.30%, 05/30/24 (b)		380,000	384,494
Telefonica del Peru SAA, 8.00%, 04/11/16	PEN	1,940,001	669,144

19

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Telecommunication Services (continued)
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15		$300,000	$300,225
Telemar Norte Leste SA, 9.50%, 04/23/19 (b)		110,000	116,600
TELUS Corp., Series CG, 5.05%, 12/04/19	CAD	65,000	62,548
Verizon Communications, Inc.,
5.15%, 09/15/23		$1,405,000	$1,555,845
4.40%, 11/01/34		240,000	240,818
6.55%, 09/15/43		345,000	440,828
Virgin Media Secured Finance PLC, 5.38%, 04/15/21 (b)		225,000	233,438
Wind Acquisition Finance SA, 7.38%, 04/23/21 (b)		555,000	520,659
Windstream Corp., 7.50%, 06/01/22		250,000	250,000

			8,962,319

Electric Utilities 1.2%
AES Corp., 9.75%, 04/15/16		111,000	121,545
3.23%, 06/01/19 (a)		140,000	136,850
Carolina Power & Light Co., 4.10%, 03/15/43		300,000	318,364
Commonwealth Edison Co., 5.80%, 03/15/18		375,000	422,188
E.CL SA, 4.50%, 01/29/25 (b)		250,000	249,924
Elwood Energy LLC, 8.16%, 07/05/26		72,882	79,442
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		309,000	27,037
Great Plains Energy, Inc., 5.29%, 06/15/22 (c)		350,000	401,285
Israel Electric Corp. Ltd., 5.63%, 06/21/18		300,000	317,839
5.00%, 11/12/24 (b)		290,000	290,859
Monongahela Power Co., 4.10%, 04/15/24 (b)		210,000	223,773
5.40%, 12/15/43 (b)		225,000	270,133
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43 (b)		680,000	690,328

			3,549,567

Energy Equipment & Services 0.2%
Bristow Group, Inc., 6.25%, 10/15/22		145,000	143,550
Weatherford International Ltd., 5.13%, 09/15/20		400,000	388,269

			531,819

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 0.4%
CST Brands, Inc., 5.00%, 05/01/23	$245,000	$247,450
CVS Caremark Corp., 3.25%, 05/18/15	305,000	308,016
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	290,000	295,404
4.80%, 11/18/44	195,000	205,752

		1,056,622

Food Products 1.1%
ConAgra Foods, Inc., 4.95%, 08/15/20	425,000	469,450
General Mills, Inc., 1.40%, 10/20/17 (d)	395,000	393,435
JBS Investments GmbH, 7.75%, 10/28/20 (b)	400,000	408,000
Marfrig Overseas Ltd., 9.50%, 05/04/20 (b)	1,450,000	1,478,275
Pinnacle Operating Corp., 9.00%, 11/15/20 (b)	225,000	231,187
Simmons Foods, Inc., 7.88%, 10/01/21 (b)	150,000	147,000

		3,127,347

Gas Utilities 1.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 03/15/24	320,000	326,400
CenterPoint Energy Resources Corp., 6.25%, 02/01/37	70,000	88,671
Energy Transfer Partners LP, 6.05%, 06/01/41	150,000	163,319
Enterprise Products Operating LLC, 5.25%, 01/31/20	505,000	558,372
3.75%, 02/15/25	160,000	160,349
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (b)	150,000	151,500
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 02/15/21	385,000	359,975
GNL Quintero SA, 4.63%, 07/31/29 (b)	180,000	183,560
Kinder Morgan, Inc., 4.30%, 06/01/25	380,000	380,494
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 12/01/24	255,000	247,987
Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	175,000	171,937
4.50%, 11/01/23	60,000	54,450

20

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	$235,000	$231,475
Sabine Pass LNG LP, 7.50%, 11/30/16	110,000	114,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 08/01/22	235,000	240,288
5.25%, 05/01/23	125,000	121,250
Tennessee Gas Pipeline Co. LLC, 8.38%, 06/15/32	290,000	381,219
Williams Partners LP, 7.25%, 02/01/17	280,000	308,714

		4,244,910

Health Care Providers & Services 2.1%
Boston Scientific Corp., 6.00%, 01/15/20	565,000	636,370
CareFusion Corp., 6.38%, 08/01/19	240,000	277,398
CHS/Community Health Systems, Inc., 5.13%, 08/01/21	200,000	208,500
HCA, Inc., 4.75%, 05/01/23	375,000	381,563
Hospira, Inc., 5.20%, 08/12/20	640,000	685,309
Humana, Inc., 4.95%, 10/01/44	280,000	298,190
Life Technologies Corp., 6.00%, 03/01/20	445,000	508,176
Medco Health Solutions, Inc., 4.13%, 09/15/20	230,000	244,249
Medtronic, Inc., 2.50%, 03/15/20 (b)	430,000	431,580
2.75%, 04/01/23	375,000	368,359
3.50%, 03/15/25 (b)	470,000	480,796
4.63%, 03/15/45 (b)	485,000	525,021
OnCure Holdings, Inc., 11.75%, 05/15/17 (f)	250,000	0
Service Corp. International, 7.50%, 04/01/27	325,000	362,375
UnitedHealth Group, Inc., 3.88%, 10/15/20	305,000	325,051
Universal Hospital Services, Inc., 7.63%, 08/15/20	375,000	321,563

		6,054,500

Hotels, Restaurants & Leisure 0.9%
Caesars Entertainment Operating Co., Inc., 11.25%, 06/01/17	575,000	418,312
12.75%, 04/15/18	250,000	42,500
Carrols Restaurant Group, Inc., 11.25%, 05/15/18	200,000	214,500
Marina District Finance Co., Inc., 9.88%, 08/15/18	225,000	235,688

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 01/15/20	$475,000	$492,813
Ruby Tuesday, Inc., 7.63%, 05/15/20	275,000	266,750
Scientific Games International, Inc., 7.00%, 01/01/22 (b)	250,000	253,125
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (b)	425,000	388,875
Yum! Brands, Inc., 4.25%, 09/15/15	275,000	281,422

		2,593,985

Household Durables 0.4%
Lennar Corp., 4.50%, 11/15/19	195,000	194,025
NVR, Inc., 3.95%, 09/15/22 (d)	380,000	393,405
Springs Industries, Inc., 6.25%, 06/01/21	251,000	245,353
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, 04/15/20 (b)	200,000	212,000
Weyerhaeuser Real Estate Co., 4.38%, 06/15/19 (b)	90,000	88,875

		1,133,658

Household Products 0.3%
American Achievement Corp., 10.88%, 04/15/16 (b)(d)	235,000	225,306
Prestige Brands, Inc., 8.13%, 02/01/20	190,000	201,400
5.38%, 12/15/21 (b)	320,000	314,400

		741,106

Industrial Conglomerates 0.2%
General Electric Co., 5.25%, 12/06/17	220,000	244,085
4.50%, 03/11/44	225,000	247,403

		491,488

Information Technology Services 0.1%
SunGard Availability Services Capital, Inc., 8.75%, 04/01/22 (b)	300,000	177,000

Insurance 0.5%
A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)	265,000	270,300
Farmers Exchange Capital III, 5.45%, 10/15/54 (a)(b)	280,000	290,502
Mutual of Omaha Insurance Co., 4.30%, 07/15/54 (a)(b)	375,000	379,478

21

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
USF&G Capital III, 8.31%, 07/01/46 (b)	$260,000	$387,502
Willis Group Holdings PLC, 4.13%, 03/15/16	255,000	262,858

		1,590,640

Internet & Catalog Retail 0.6%
Amazon.com, Inc., 1.20%, 11/29/17	325,000	321,465
3.80%, 12/05/24	395,000	405,384
QVC, Inc., 4.38%, 03/15/23	700,000	702,410
5.45%, 08/15/34	240,000	233,960

		1,663,219

Internet Software & Services 0.3%
Baidu, Inc., 3.25%, 08/06/18	280,000	286,034
Equinix, Inc., 5.38%, 04/01/23	125,000	125,000
Symantec Corp., 2.75%, 06/15/17	165,000	167,202
Tencent Holdings Ltd., 3.38%, 05/02/19 (b)	295,000	299,433

		877,669

Machinery 0.1%
CNH Industrial Capital LLC, 3.38%, 07/15/19 (b)(d)	120,000	114,900
Liberty Tire Recycling, 11.00%, 10/01/16 (b)	275,000	248,187

		363,087

Marine 0.3%
Global Ship Lease, Inc., 10.00%, 04/01/19 (b)	275,000	277,750
Horizon Lines LLC, 11.00%, 10/15/16	49,000	48,877
15.00%, 10/15/16 (i)	182,273	175,666
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21	225,000	209,250
Pelabuhan Indonesia III PT, 4.88%, 10/01/24 (b)(d)	130,000	130,650

		842,193

Media 2.7%
Avanti Communications Group PLC, 10.00%, 10/01/19 (b)	400,000	378,000
British Sky Broadcasting Group PLC, 6.10%, 02/15/18 (b)	265,000	294,733
Cablevision Systems Corp., 8.00%, 04/15/20	95,000	107,350
CCOH Safari LLC, 5.50%, 12/01/22	250,000	252,812

Corporate Bonds (continued)

	Principal Amount		Market Value

Media (continued)
Cengage Learning Acquisitions, Inc., 11.50%, 04/15/20 (f)		$60,000	$0
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		500,000	508,750
Comcast Corp., 6.95%, 08/15/37		400,000	561,481
CSC Holdings LLC, 6.75%, 11/15/21		300,000	330,750
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 04/01/24		495,000	516,941
DISH DBS Corp., 6.75%, 06/01/21		450,000	482,625
5.88%, 07/15/22 (d)		555,000	567,487
DreamWorks Animation SKG, Inc., 6.88%, 08/15/20 (b)		400,000	412,000
Grupo Televisa SAB, 7.25%, 05/14/43	MXN	5,500,000	310,215
Hughes Satellite Systems Corp., 7.63%, 06/15/21		$150,000	165,375
iHeartCommunications, Inc., 10.00%, 01/15/18 (d)		250,000	214,375
Intelsat Luxembourg SA, 7.75%, 06/01/21		250,000	250,625
Numericable Group SA, 5.63%, 05/15/24 (b)	EUR	300,000	375,721
SiTV LLC/SiTV Finance, Inc., 10.38%, 07/01/19 (b)		$250,000	231,875
Time Warner Cable, Inc., 5.00%, 02/01/20		210,000	231,434
6.55%, 05/01/37		445,000	573,073
Univision Communications, Inc., 6.75%, 09/15/22 (b)		225,000	241,313
Visant Corp., 10.00%, 10/01/17		320,000	277,600
WMG Acquisition Corp., 6.75%, 04/15/22 (b)		500,000	438,750

			7,723,285

Metals & Mining 1.5%
Aleris International, Inc., 7.88%, 11/01/20		240,000	242,400
Alpha Natural Resources, Inc., 7.50%, 08/01/20 (b)(d)		210,000	135,450
ArcelorMittal, 4.25%, 08/05/15		120,000	121,500
6.75%, 02/25/22		270,000	286,470
7.25%, 03/01/41		400,000	402,000
Arch Coal, Inc., 8.00%, 01/15/19 (b)(d)		245,000	135,975
First Quantum Minerals Ltd., 7.25%, 05/15/22 (b)		125,000	113,125

22

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Metals & Mining (continued)
Freeport-McMoRan, Inc., 4.55%, 11/14/24 (d)		$245,000	$237,902
5.40%, 11/14/34		410,000	399,562
Magnetation LLC/Mag Finance Corp., 11.00%, 05/15/18 (b)(d)		220,000	151,800
Midwest Vanadium Pty Ltd., 12.35%, 02/15/18 (b)(g)		150,000	10,500
New Gold, Inc., 6.25%, 11/15/22 (b)		145,000	142,100
Rio Tinto Finance USA PLC, 1.38%, 06/17/16		340,000	340,901
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22 (b)		375,000	361,875
Southern Copper Corp., 6.38%, 07/27/15		200,000	204,612
Tupy Overseas SA, 6.63%, 07/17/24 (b)		200,000	192,700
Vale Overseas Ltd., 8.25%, 01/17/34		320,000	380,686
Vale SA, 4.38%, 03/24/18	EUR	100,000	130,306
5.63%, 09/11/42 (d)		$300,000	278,072

			4,267,936

Multiline Retail 0.1%
SACI Falabella, 4.38%, 01/27/25 (b)		300,000	290,997

Multi-Utilities & Unregulated Power 0.2%
Dynegy Finance I, Inc./Dynegy Finance II Inc, 7.63%, 11/01/24 (b)		250,000	255,000
NRG Energy, Inc., 7.88%, 05/15/21		285,000	307,800

			562,800

Oil, Gas & Consumable Fuels 3.7%
Antero Resources Finance Corp., 6.00%, 12/01/20		340,000	340,850
Bonanza Creek Energy, Inc., 6.75%, 04/15/21		70,000	60,900
5.75%, 02/01/23		200,000	156,000
BP Capital Markets PLC, 3.25%, 05/06/22		250,000	245,680
California Resources Corp., 5.00%, 01/15/20 (b)(d)		140,000	121,100
Chaparral Energy, Inc., 7.63%, 11/15/22		185,000	121,175
Chesapeake Energy Corp., 3.48%, 04/15/19 (a)		325,000	318,500
6.63%, 08/15/20		410,000	438,700
6.88%, 11/15/20 (d)		420,000	453,600

Corporate Bonds (continued)

	Principal Amount		Market Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp., 3.19%, 06/24/23		$320,000	$326,610
Energy XXI Gulf Coast, Inc., 6.88%, 03/15/24 (b)(d)		445,000	238,075
EP PetroEcuador via Noble Sovereign Funding I Ltd., 5.87%, 09/24/19 (a)		500,000	432,500
Gazprom OAO Via Gaz Capital SA, 4.30%, 11/12/15 (b)		250,000	244,062
Hercules Offshore, Inc., 7.50%, 10/01/21 (b)		365,000	160,600
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 02/01/21		175,000	147,437
Lukoil International Finance BV, 6.13%, 11/09/20 (b)		200,000	175,230
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 05/01/21		200,000	160,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co LLC, 9.25%, 06/01/21 (d)		235,000	119,850
Oasis Petroleum, Inc., 6.88%, 03/15/22 (d)		260,000	236,600
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (b)(d)		60,000	52,500
5.63%, 01/19/25 (b)(d)		280,000	219,100
Paragon Offshore PLC, 7.25%, 08/15/24 (b)(d)		790,000	466,100
Penn Virginia Corp., 8.50%, 05/01/20 (d)		275,000	220,000
Petrobras Global Finance BV, 6.25%, 03/17/24		300,000	285,078
Petroleos de Venezuela SA, 5.25%, 04/12/17		790,000	364,387
8.50%, 11/02/17		250,000	142,525
9.00%, 11/17/21		1,065,000	468,600
6.00%, 05/16/24		1,100,000	418,000
5.38%, 04/12/27		180,000	68,265
Petroleos Mexicanos, 7.19%, 09/12/24 (b)	MXN	8,475,000	579,006
6.38%, 01/23/45		$460,000	524,876
Range Resources Corp., 5.00%, 03/15/23 (d)		190,000	190,475
Resolute Energy Corp., 8.50%, 05/01/20		225,000	112,500
Samson Investment Co., 9.75%, 02/15/20		340,000	141,100
Sanchez Energy Corp., 6.13%, 01/15/23 (b)		255,000	212,925
SandRidge Energy, Inc., 8.13%, 10/15/22		300,000	196,500

23

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Seventy Seven Energy, Inc., 6.50%, 07/15/22	$110,000	$64,900
Total Capital Canada Ltd., 2.75%, 07/15/23	365,000	352,726
Total Capital SA, 2.13%, 08/10/18	475,000	478,540
Transocean, Inc., 6.38%, 12/15/21 (d)	155,000	142,988
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)	185,000	170,663
WPX Energy, Inc., 6.00%, 01/15/22	400,000	392,000

		10,761,223

Paper & Forest Products 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	240,000	248,496
Catalyst Paper Corp., 11.00%, 10/30/17 (j)	300,000	282,000
Georgia-Pacific LLC, 3.60%, 03/01/25 (b)	245,000	246,165
8.88%, 05/15/31	235,000	360,208
Norske Skogindustrier ASA, 6.13%, 10/15/15 (b)(d)	565,000	502,850

		1,639,719

Personal Products 0.1%
First Quality Finance Co., Inc., 4.63%, 05/15/21 (b)	195,000	179,400

Pharmaceuticals 1.1%
Bayer US Finance LLC, 2.38%, 10/08/19 (b)	315,000	315,212
Endo Finance LLC & Endo Finco, Inc., 5.38%, 01/15/23 (b)	500,000	488,750
Forest Laboratories, Inc., 4.88%, 02/15/21 (b)	970,000	1,037,900
JLL/Delta Dutch Newco BV, 7.50%, 02/01/22 (b)	235,000	238,525
Perrigo Finance plc, 3.90%, 12/15/24	120,000	121,687
Pfizer, Inc., 6.20%, 03/15/19	265,000	308,548
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	275,000	281,288
VPI Escrow Corp., 6.38%, 10/15/20 (b)	400,000	418,000

		3,209,910

Real Estate Investment Trusts (REITs) 0.4%
American Tower Trust I, 3.07%, 03/15/23 (b)	400,000	393,423

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp., 5.25%, 01/15/23	$225,000	$228,938
Geo Group, Inc. (The), 5.13%, 04/01/23	520,000	514,800

		1,137,161

Road & Rail 0.2%
Ahern Rentals, Inc., 9.50%, 06/15/18 (b)(d)	195,000	200,850
syncreon Group BV/syncreon Global Finance US, Inc., 8.63%, 11/01/21 (b)	250,000	235,000
United Rentals North America, Inc., 7.63%, 04/15/22	215,000	236,231

		672,081

Semiconductors & Semiconductor Equipment 0.5%
Advanced Micro Devices, Inc., 7.75%, 08/01/20	150,000	138,750
7.50%, 08/15/22 (d)	1,225,000	1,102,500
Samsung Electronics America, Inc., 1.75%, 04/10/17 (b)	290,000	291,504

		1,532,754

Software 0.4%
Boxer Parent Co., Inc., 9.00%, 10/15/19 (b)(d)(j)	425,000	359,125
NCR Corp., 5.88%, 12/15/21	300,000	307,500
Oracle Corp., 2.25%, 10/08/19	350,000	351,973
Rolta Americas LLC, 8.88%, 07/24/19 (b)	260,000	223,600

		1,242,198

Specialty Retail 0.3%
Guitar Center, Inc., 9.63%, 04/15/20 (b)(d)	310,000	206,925
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (b)(j)	230,000	195,500
L Brands, Inc., 5.63%, 10/15/23	220,000	237,600
O’Reilly Automotive, Inc., 3.80%, 09/01/22	165,000	170,265

		810,290

Technology Hardware, Storage & Peripherals 0.3%
Apple, Inc., 2.85%, 05/06/21	205,000	209,370
Hewlett-Packard Co., 3.75%, 12/01/20	260,000	268,983
Seagate HDD Cayman, 4.75%, 06/01/23	250,000	260,000

		738,353

24

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc., 6.13%, 10/15/20		$235,000	$246,162

Tobacco 0.2%
Altria Group, Inc.,
9.95%, 11/10/38		40,000	68,610
10.20%, 02/06/39		167,000	291,549
Lorillard Tobacco Co., 6.88%, 05/01/20		300,000	353,605

			713,764

Transportation Infrastructure 0.2%
DP World Ltd., 6.85%, 07/02/37 (b)		160,000	180,427
ENA Norte Trust, 4.95%, 04/25/23 (b)		317,699	325,641

			506,068

Wireless Telecommunication Services 1.5%
America Movil SAB de CV, 6.00%, 06/09/19	MXN	8,710,000	593,873
Crown Castle Towers LLC, 4.17%, 08/15/17 (b)		$370,000	384,382
Digicel Group Ltd.,
8.25%, 09/30/20 (b)		350,000	341,250
7.13%, 04/01/22 (b)		550,000	528,000
MTN Mauritius Investments Ltd., 4.76%, 11/11/24 (b)		300,000	291,000
NII Capital Corp.,
10.00%, 08/15/16 (g)		495,000	174,487
7.63%, 04/01/21 (g)		495,000	89,100
NII International Telecom SCA, 7.88%, 08/15/19 (b)(g)		150,000	107,625
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (b)		350,000	355,250
Sprint Corp., 7.88%, 09/15/23		215,000	212,313
Sprint Nextel Corp., 7.00%, 08/15/20		220,000	218,900
Telemovil Finance Co. Ltd.,
8.00%, 10/01/17		350,000	358,750
8.00%, 10/01/17 (b)		100,000	102,500
T-Mobile USA, Inc., 6.63%, 04/28/21		245,000	249,900
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/21 (b)		260,000	214,825
VimpelCom Holdings BV, 5.95%, 02/13/23 (b)		260,000	198,900

			4,421,055

Total Corporate Bonds (cost $125,212,477)			119,577,212

Municipal Bonds 0.6%

	Principal Amount		Market Value

Arizona 0.1%
La Paz County, Industrial Development Authority, Correction Services, 7.00%, 03/01/34		$240,000	$240,626

Georgia 0.5%
Municipal Electric Authority of Georgia
6.64%, 04/01/57		675,000	901,132
7.06%, 04/01/57		440,000	535,445

			1,436,577

Total Municipal Bonds (cost $1,344,213)			1,677,203

Sovereign Bonds 16.0%
ARGENTINA 0.3%
Argentine Republic Government International Bond, 2.29%, 12/31/38(g)	EUR	300,000	172,432
Provincia de Buenos Aires, 9.38%, 09/14/18		$320,000	279,200
Argentina Boden Bonds, 7.00%, 10/03/15		300,000	291,600

			743,232

AUSTRIA 0.3%
Austria Government Bond, 1.65%, 10/21/24(b)	EUR	645,000	850,288

BAHRAIN 0.1%
Bahrain Government International Bond, 6.00%, 09/19/44(b)		$275,000	268,986

BELARUS 0.1%
Republic of Belarus, 8.75%, 08/03/15		450,000	418,500

BELGIUM 0.1%
Belgium Government Bond, 3.75%, 06/22/45	EUR	188,762	325,039

BRAZIL 0.8%
Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/25	BRL	5,270,000	1,733,075
Brazilian Government International Bond, 5.00%, 01/27/45		$445,000	436,252

			2,169,327

25

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

CANADA 0.5%
Export Development Canada, 6.30%, 09/29/15	INR	30,000,000	$476,507
Province of Quebec Canada, 4.50%, 12/01/20	CAD	480,000	469,948
6.35%, 01/30/26		$205,000	258,999
7.30%, 07/22/26		155,000	209,693

			1,415,147

CAYMAN ISLANDS 0.1%
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28 (b)		110,000	107,781
Cayman Islands Government Bond, 5.95%, 11/24/19 (b)		65,000	74,262

			182,043

CHILE 0.2%
Chile Government International Bond, 3.13%, 03/27/25 (d)		500,000	496,522

COLOMBIA 0.4%
Colombia Government International Bond, 4.38%, 03/21/23	COP	1,142,000,000	425,245
5.63%, 02/26/44		$650,000	728,000

			1,153,245

COSTA RICA 0.2%
Costa Rica Government International Bond, 10.00%, 08/01/20 (b)		365,000	468,295

CROATIA 0.6%
Croatia Government International Bond, 6.75%, 11/05/19 (b)		820,000	903,025
3.88%, 05/30/22	EUR	494,000	612,915
6.00%, 01/26/24 (b)		$300,000	319,500

			1,835,440

ECUADOR 0.1%
Ecuador Government International Bond, 9.38%, 12/15/15		160,000	156,400
7.95%, 06/20/24 (b)		250,000	213,750

			370,150

GERMANY 0.5%
KFW, 3.75%, 06/14/18	NZD	500,000	386,463

Sovereign Bonds (continued)

	Principal Amount		Market Value

GERMANY (continued)
Bundesrepublik Deutschland, 2.00%, 08/15/23	EUR	290,000	$398,542
4.75%, 07/04/28		375,000	678,095

			1,463,100

GHANA 0.3%
Republic of Ghana, 8.13%, 01/18/26 (b)(d)		$870,000	808,013

GUATEMALA 0.1%
Guatemala Government Bond, 4.88%, 02/13/28 (b)		300,000	305,250

HUNGARY 0.5%
Hungary Government Bond, 4.00%, 04/25/18	HUF	124,000,000	491,087
Hungary Government International
Bond, 5.75%, 06/11/18	EUR	200,000	275,434
4.00%, 03/25/19		$370,000	381,100
5.38%, 03/25/24		230,000	249,263

			1,396,884

INDONESIA 1.3%
Indonesia Government International Bond, 7.50%, 01/15/16 (b)		250,000	265,625
2.88%, 07/08/21 (b)	EUR	300,000	367,553
3.38%, 04/15/23 (b)		$510,000	484,709
6.63%, 02/17/37 (b)		630,000	736,508
Indonesia Treasury Bond, 7.00%, 05/15/22	IDR	8,138,000,000	626,175
5.63%, 05/15/23		7,528,000,000	524,960
Perusahaan Penerbit SBSN Indonesia, 6.13%, 03/15/19 (b)		$100,000	110,125
3.30%, 11/21/22 (b)		500,000	468,750
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24 (b)(d)		190,000	189,050

			3,773,455

ITALY 0.1%
Italy Buoni Poliennali Del Tesoro, 4.75%, 09/01/44 (b)	EUR	205,000	320,836

IVORY COAST 0.1%
Ivory Coast Government International Bond, 5.75%, 12/31/32 (c)		$456,000	435,480

26

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

LITHUANIA 0.2%
Lithuania Government International Bond, 6.13%, 03/09/21 (b)		$400,000	$467,657

MALAYSIA 0.6%
Malaysia Government Bond, 3.65%, 10/31/19	MYR	3,195,000	907,018
4.18%, 07/15/24		3,223,000	925,207

			1,832,225

MEXICO 1.2%
Mexican Bonos, 8.50%, 12/13/18	MXN	6,900,000	529,688
8.00%, 12/07/23		10,700,000	833,497
7.75%, 05/29/31		27,610,400	2,109,033

			3,472,218

NETHERLANDS 0.3%
Netherlands Government Bond, 2.50%, 01/15/33 (b)	EUR	500,000	733,829

NEW ZEALAND 0.4%
New Zealand Government Bond, 3.00%, 04/15/20	NZD	1,366,000	1,035,560

PARAGUAY 0.1%
Republic of Paraguay, 6.10%, 08/11/44 (b)		$250,000	266,250

PERU 0.3%
Peruvian Government International Bond, 5.70%, 08/12/24 (b)	PEN	2,190,000	733,363
5.63%, 11/18/50		$180,000	211,579

			944,942

POLAND 0.3%
Poland Government Bond, 3.75%, 04/25/18	PLN	1,361,000	405,618
3.25%, 07/25/19		1,750,000	517,190

			922,808

PORTUGAL 0.1%
Portugal Obrigacoes do Tesouro OT, 4.95%, 10/25/23(b)	EUR	300,000	429,800

ROMANIA 0.5%
Romanian Government International Bond, 4.88%, 11/07/19		590,000	825,696
3.63%, 04/24/24		215,000	284,783
Romania Government Bond, 5.95%, 06/11/21	RON	1,080,000	337,258

			1,447,737

Sovereign Bonds (continued)

	Principal Amount		Market Value

RUSSIA 0.2%
Russian Foreign Bond — Eurobond, 5.00%, 04/29/20		$300,000	$276,750
4.88%, 09/16/23(b)		25,000	22,813
5.88%, 09/16/43(b)		350,000	311,500

			611,063

SLOVENIA 0.6%
Slovenia Government Bond, 4.63%, 09/09/24	EUR	188,000	276,249
Slovenia Government International Bond, 4.75%, 05/10/18(b)		$200,000	213,600
5.50%, 10/26/22(b)		390,000	434,850
5.25%, 02/18/24(b)		765,000	840,544

			1,765,243

SOUTH AFRICA 0.4%
South Africa Government International Bond, 6.50%, 02/28/41	ZAR	8,520,000	573,352
South Africa Government Bond, 10.50%, 12/21/26		6,475,000	665,549

			1,238,901

SOUTH KOREA 0.2%
Republic of Korea, 2.13%, 06/10/24	EUR	435,000	549,697

SPAIN 0.3%
Spain Government Bond, 5.15%, 10/31/28(b)		300,000	485,054
5.15%, 10/31/44(b)		200,000	347,485

			832,539

SRI LANKA 0.2%
Sri Lanka Government International Bond, 5.88%, 07/25/22(b)		$450,000	461,835

SUPRANATIONAL 1.4%
European Bank for Reconstruction & Development, 5.00%, 05/28/15	INR	48,050,000	754,426
Eastern and Southern African Trade and Development Bank, 6.38%, 12/06/18		$320,000	326,400
International Finance Corp., 7.75%, 12/03/16	INR	21,000,000	341,616
7.80%, 06/03/19		21,190,000	368,035
International Bank for Reconstruction & Development, 2.38%, 09/26/16	CNY	3,110,000	500,650
1.38%, 06/23/19	SEK	3,500,000	465,085

27

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

SUPRANATIONAL (continued)
Inter-American Development Bank, 7.25%, 07/17/17	IDR	11,500,000,000	$926,594
Corp. Andina de Fomento, 4.38%, 06/15/22		$280,000	301,726

			3,984,532

SWEDEN 0.1%
Sweden Government Bond, 3.50%, 06/01/22	SEK	2,725,000	421,994

THAILAND 0.1%
Thailand Government Bond, 3.88%, 06/13/19	THB	9,100,000	293,542

TURKEY 0.7%
Turkey Government Bond, 8.50%, 07/10/19	TRY	920,000	402,947
10.50%, 01/15/20		1,487,000	703,834
Hazine Mustesarligi Varlik Kiralama AS, 4.56%, 10/10/18(b)		$375,000	393,178
Turkey Government International Bond, 5.75%, 03/22/24		445,000	497,288

			1,997,247

UKRAINE 0.4%
Financing of Infrastrucural Projects State Enterprise, 8.38%, 11/03/17		320,000	193,600
Ukraine Government International Bond, 6.88%, 09/23/15(b)(d)		480,000	321,600
6.25%, 06/17/16(b)		390,000	241,800
7.80%, 11/28/22(b)		230,000	138,000
7.50%, 04/17/23(b)		250,000	143,750

			1,038,750

UNITED KINGDOM 0.6%
United Kingdom Gilt, 5.00%, 03/07/18	GBP	635,000	1,119,744
1.75%, 09/07/22		188,000	296,220
4.75%, 12/07/30		133,000	279,568

			1,695,532

VENEZUELA 0.1%
Venezuela Government International Bond, 7.75%, 10/13/19		$95,000	41,088
6.00%, 12/09/20		200,000	85,500
9.25%, 09/15/27		270,000	127,575
9.25%, 05/07/28		120,000	54,000

			308,163

Total Sovereign Bonds (cost $48,074,549)			45,951,296

U.S. Government Mortgage Backed Agencies 14.3%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool Pool# C90381 7.50%, 11/01/20	$296	$331
Pool# C00712 6.50%, 02/01/29	6,260	7,210
Pool# C41531 8.00%, 08/01/30	1,449	1,758
Pool# C42327 8.00%, 09/01/30	873	1,057
Pool# C01104 8.00%, 12/01/30	10,356	12,510
Pool# C48997 8.00%, 03/01/31	26,588	31,152
Pool# C49587 8.00%, 03/01/31	17,052	20,739
Pool# C50477 8.00%, 04/01/31	21,658	26,092
Pool# C53381 8.00%, 06/01/31	2,890	3,490
Pool# C69951 6.50%, 08/01/32	18,962	22,027
Pool# Q09258 3.00%, 07/01/42	360,478	365,223
Pool# G07787 4.00%, 08/01/44	3,369,094	3,611,510
Federal National Mortgage Association Pool Pool# 540017 8.00%, 05/01/30	1,456	1,695
Pool# 564993 7.50%, 03/01/31	7,925	9,497
Pool# 606566 7.50%, 10/01/31	3,603	4,294
Pool# AB4168 3.50%, 01/01/32	632,847	668,272
Pool# 642656 7.00%, 07/01/32	13,227	14,794
Pool# 886574 2.78%, 08/01/36 (a)	77,698	83,283
Pool# 888817 5.50%, 08/01/37	194,372	218,478
Pool# AL1104 5.50%, 02/01/38	348,717	392,402
Pool# 257231 5.50%, 06/01/38	314,443	351,574
Pool# AJ5302 4.00%, 11/01/41	752,585	805,119
Federal National Mortgage Association Pool TBA 2.50%, 01/25/30	2,305,000	2,348,579
3.50%, 01/25/30	1,575,000	1,664,455
5.50%, 01/25/44	1,085,000	1,213,844
6.00%, 01/25/44	1,725,000	1,955,180

28

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool TBA (continued)
3.00%, 01/25/45	$3,925,000	$3,972,529
3.50%, 01/25/45	7,115,000	7,420,723
4.00%, 01/25/45	4,475,000	4,777,762
4.50%, 01/25/45	4,934,000	5,357,630
5.00%, 01/25/45	1,030,000	1,137,989
Government National Mortgage Association II Pool Pool# G2 82468 4.00%, 01/20/40 (a)	139,814	145,815
Pool# G2 82478 3.50%, 02/20/40 (a)	707,887	739,712
Pool# G2 82483 3.50%, 02/20/40 (a)	114,417	119,034
Pool# G2 82520 4.00%, 04/20/40 (a)	174,835	185,032
Pool# G2 82570 3.50%, 06/20/40 (a)	13,998	14,839
Pool# G2 710035 5.39%, 12/20/59	303,349	320,714
Pool# G2 710065 4.81%, 02/20/61	657,258	706,718
Pool# G2 710078 4.70%, 06/20/61	312,601	334,764
Pool# G2 773443 5.07%, 04/20/62	246,901	267,051
Pool# G2 766552 4.85%, 05/20/62	148,127	160,154
Pool# G2 765227 4.56%, 11/20/62	788,693	860,605
Pool# G2 AC0934 4.65%, 01/20/63	93,964	103,794
Pool# G2 AC0942 4.66%, 01/20/63	39,941	44,038
Pool# G2 AJ4785 4.68%, 08/20/64	265,478	285,444
Pool# G2 AG8194 4.79%, 09/20/64	164,626	177,316

Total U.S. Government Mortgage Backed Agencies (cost $40,845,383)		40,966,228

U.S. Government Sponsored & Agency Obligations 0.5%
Federal Home Loan Mortgage Corp. 5.13%, 11/17/17	265,000	294,881
Federal National Mortgage Association 5.00%, 05/11/17	1,050,000	1,148,459

Total U.S. Government Sponsored & Agency Obligations (cost $1,330,381)		1,443,340

U.S. Treasury Bond 0.9%

	Principal Amount	Market Value

U.S. Treasury Bond, 3.13%, 08/15/44(d)	$2,298,000	$2,473,581

Total U.S. Treasury Bond (cost $2,342,922)		2,473,581

U.S. Treasury Notes 5.5%
U.S. Treasury Notes 0.50%, 11/30/16(d)	1,010,000	1,007,475
1.50%, 11/30/19(d)	3,310,000	3,288,278
2.00%, 10/31/21	555,000	556,301
1.88%, 11/30/21	560,000	556,762
2.25%, 11/15/24(k)	10,370,000	10,439,674

Total U.S. Treasury Notes (cost $15,757,888)		15,848,490

Yankee Dollars 0.6%
Banks 0.1%
Royal Bank of Scotland Group PLC, 5.13%, 05/28/24	280,000	285,236

Insurance 0.1%
Validus Holdings Ltd., 8.88%, 01/26/40	230,000	317,014

Oil, Gas & Consumable Fuels 0.2%
Nexen, Inc., 7.50%, 07/30/39	285,000	391,252
Suncor Energy, Inc., 5.95%, 12/01/34	270,000	313,308

		704,560

Paper & Forest Products 0.2%
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	370,000	433,825

Total Yankee Dollars (cost $1,568,872)		1,740,635

Common Stock 0.0%†

	Shares

Diversified Consumer Services 0.0%†
Cengage Learning Holdings II LP	2,376	52,866

Total Common Stock (cost $79,121)		52,866

Preferred Stock 0.3%
Diversified Telecommunication Services 0.3%
Verizon Communications, Inc., 5.90%, 02/15/54(l)	31,400	822,052

Total Preferred Stock (cost $789,998)		822,052

29

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

Warrant 0.0%†

	Number of Warrants	Market Value

Marine 0.0%†
Horizon Lines, Inc., expiring 10/5/2036*	93,475	$58,992

Total Warrant (cost $185,414)		58,992

Repurchase Agreements 3.6%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $6,185,031, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $6,308,727. (m)(n)	$6,185,003	6,185,003
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $4,000,018, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $4,080,000. (m)(n)	4,000,000	4,000,000

Total Repurchase Agreements (cost $10,185,003)		10,185,003

Total Investments (cost $302,359,460) (o) — 103.3%		296,303,648
Liabilities in excess of other assets — (3.3)%		(9,596,401)

NET ASSETS — 100.0%		$286,707,247

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $77,986,812 which represents 27.20% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2014.

(d)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $18,205,260, which was collateralized by repurchase agreements with a value of $10,185,003 and $8,549,557 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% — 12.00%, maturity dates ranging from 04/15/15 — 10/20/64 , a total value of $18,734,560.

(e)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date reflects the next call date.

(f)	Fair valued security.

(g)	Security in default.

(h)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is comprised of the cash rate and payment-in-kind rate, each 7.50%.

(i)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the payment-in-kind rate.

(j)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(k)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(l)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2014.

(m)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $10,185,003.

(n)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(o)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

30

Statement of Investments (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund (Continued)

GmbH	Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

MTN	Medium Term Note

NA	National Association

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SCA	Limited partnership with share capital

SpA	Limited Share Company

TBA	To Be Announced

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNY	China Yuan

COP	Colombian Peso

EUR	Euro

GBP	Great British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

MYR	Malaysia Ringgit

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RON	Romanian Leu

SEK	Swedish Krona

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South Africa Rand

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
23	U.S. Treasury 10 Year Note	03/20/15	$2,916,328	$15,272

31

Statement of Investments (Continued)

December 31, 2014 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	HSBC Bank PLC	01/30/15	(94,210)	$(146,418)	$(146,806)	$(388)
British Pound	HSBC Bank PLC	01/30/15	(267,655)	(415,981)	(417,083)	(1,102)
Canadian Dollar	Standard Chartered Bank	01/30/15	(1,914,262)	(1,644,972)	(1,646,770)	(1,798)
Canadian Dollar	Standard Chartered Bank	01/30/15	(1,008,137)	(866,317)	(867,264)	(947)
Columbian Peso	Bank of America NA	01/20/15	(653,400,000)	(270,000)	(274,847)	(4,847)
Columbian Peso	Bank of America NA	01/20/15	(1,064,800,000)	(440,000)	(447,900)	(7,900)
Columbian Peso	Bank of America NA	01/22/15	(509,960,000)	(220,000)	(214,501)	5,499
Columbian Peso	Bank of America NA	01/22/15	(312,930,000)	(135,000)	(131,626)	3,374
Euro	HSBC Bank PLC	01/30/15	(653,223)	(797,246)	(790,652)	6,594
Euro	HSBC Bank PLC	01/30/15	(1,690,129)	(2,062,769)	(2,045,707)	17,062
Hungarian Forint	Royal Bank of Scotland	01/30/15	(126,537,922)	(490,153)	(483,336)	6,817
Hungarian Forint	Royal Bank of Scotland	01/30/15	(94,308,186)	(365,309)	(360,229)	5,080
Mexican Peso	Royal Bank of Scotland	01/30/15	(5,256,512)	(356,838)	(355,728)	1,110
New Zealand Dollar	Bank of America NA	01/30/15	(916,201)	(711,874)	(712,713)	(839)
Peruvian Nuevo Sol	Standard Chartered Bank	01/12/15	(789,832)	(265,000)	(264,618)	382
Peruvian Nuevo Sol	Standard Chartered Bank	01/12/15	(1,311,420)	(440,000)	(439,366)	634
Polish Zlotych	Royal Bank of Scotland	01/30/15	(331,373)	(93,831)	(93,482)	349
Swedish Krona	Royal Bank of Scotland	01/30/15	(8,518,585)	(1,085,931)	(1,092,843)	(6,912)

Total Short Contracts				$(10,807,639)	$(10,785,471)	$22,168

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Bank of America NA	01/30/15	574,512	$466,908	$468,152	$1,244
British Pound	HSBC Bank PLC	01/30/15	273,477	424,368	426,156	1,788
Canadian Dollar	HSBC Bank PLC	01/30/15	626,155	537,874	538,659	785
Columbian Peso	Bank of America NA	01/20/15	653,400,000	266,476	274,847	8,371
Columbian Peso	Bank of America NA	01/20/15	1,064,800,000	434,258	447,900	13,642
Japanese Yen	Bank of America NA	01/30/15	139,311,836	1,155,414	1,163,317	7,903
Japanese Yen	Bank of America NA	01/30/15	200,017,695	1,658,893	1,670,239	11,346
Mexican Peso	Royal Bank of Scotland	01/30/15	3,550,417	241,020	240,270	(750)
Mexican Peso	Royal Bank of Scotland	01/30/15	3,493,353	237,146	236,408	(738)
South African Rand	Royal Bank of Scotland	01/30/15	6,872,257	588,771	591,664	2,893
South African Rand	Royal Bank of Scotland	01/30/15	5,258,549	450,519	452,733	2,214
Swedish Krona	HSBC Bank PLC	01/30/15	2,562,100	327,815	328,690	875
Turkish Lira	Royal Bank of Scotland	01/30/15	551,987	236,387	234,985	(1,402)
Turkish Lira	Royal Bank of Scotland	01/30/15	1,957,066	838,108	833,139	(4,969)

Total Long Contracts				$7,863,957	$7,907,159	$43,202

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi Sector Bond Fund
Assets:
Investments, at value* (cost $292,174,457)	$286,118,645
Repurchase agreements, at value (cost $10,185,003)	10,185,003

Total Investments, at value (total cost $302,359,460)	296,303,648

Cash	27,666,873
Foreign currencies, at value (cost $265,861)	265,587
Interest receivable	3,003,751
Security lending income receivable	5,517
Receivable for investments sold	4,440,639
Receivable for capital shares issued	8,922
Reclaims receivable	30,113
Receivable for variation margin on futures contracts	6,369
Unrealized appreciation on forward foreign currency contracts (Note 2)	97,962
Prepaid expenses	455

Total Assets	331,829,836

Liabilities:
Payable for investments purchased	34,283,281
Payable for capital shares redeemed	318,739
Unrealized depreciation on forward foreign currency contracts (Note 2)	32,592
Payable upon return of securities loaned (Note 2)	10,185,003
Accrued expenses and other payables:
Investment advisory fees	156,963
Fund administration fees	11,929
Administrative servicing fees	36,579
Accounting and transfer agent fees	5,752
Custodian fees	869
Compliance program costs (Note 3)	236
Professional fees	42,575
Printing fees	12,323
Recoupment fees	35,306
Other	442

Total Liabilities	45,122,589

Net Assets	$286,707,247

Represented by:
Capital	$294,587,424
Accumulated undistributed net investment income	5,481,578
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(7,359,061)
Net unrealized appreciation/(depreciation) from investments	(6,055,812)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	15,272
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	65,370
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(27,524)

Net Assets	$286,707,247

*	Includes value of securities on loan of $18,205,260 (Note 2)

33

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$286,558,897
Class Y Shares	148,350

Total	$286,707,247

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	31,438,081
Class Y Shares	16,285

Total	31,454,366

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.12
Class Y Shares	$9.11

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$12,209,022
Income from securities lending (Note 2)	66,599
Dividend income	47,200
Foreign tax withholding	(26,316)

Total Income	12,296,505

EXPENSES:
Investment advisory fees	1,818,836
Fund administration fees	137,295
Administrative servicing fees Class I Shares	421,361
Professional fees	61,865
Printing fees	27,093
Trustee fees	8,099
Custodian fees	12,173
Accounting and transfer agent fees	32,125
Compliance program costs (Note 3)	907
Recoupment fees (Note 3)	42,106
Other	8,877

Total expenses before earnings credit	2,570,737

Earnings credit (Note 4)	(562)

Net Expenses	2,570,175

NET INVESTMENT INCOME	9,726,330

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,950,941
Net realized gains from futures transactions (Note 2)	145,274
Net realized gains from forward and foreign currency transactions (Note 2)	390,709

Net realized gains from investments, futures, forward and foreign currency transactions	4,486,924

Net change in unrealized appreciation/(depreciation) from investments ††	(4,718,462)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	91,579
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	87,966
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(29,994)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(4,568,911)

Net realized/unrealized losses from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(81,987)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,644,343

††	Net of decrease in deferred capital gain country tax accrual on unrealized depreciation of $2,781.

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
Operations:
Net investment income	$9,726,330		$9,361,411
Net realized gains/(losses) from investments, futures, forward and foreign currency transactions	4,486,924		(818,446)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(4,568,911)		(11,114,081)

Change in net assets resulting from operations	9,644,343		(2,571,116)

Distributions to Shareholders From:
Net investment income:
Class I	(8,997,162)		(8,883,815)
Class Y	(4,334	)(a)	–

Change in net assets from shareholder distributions	(9,001,496)		(8,883,815)

Change in net assets from capital transactions	26,525,566		12,029,309

Change in net assets	27,168,413		574,378

Net Assets:
Beginning of year	259,538,834		258,964,456

End of year	$286,707,247		$259,538,834

Accumulated undistributed net investment income at end of year	$5,481,578		$5,581,163

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$46,107,633		$41,972,654
Dividends reinvested	8,997,162		8,883,815
Cost of shares redeemed	(28,733,394)		(38,827,160)

Total Class I Shares	26,371,401		12,029,309

Class Y Shares
Proceeds from shares issued	584,035	(a)	–
Dividends reinvested	4,334	(a)	–
Cost of shares redeemed	(434,204	)(a)	–

Total Class Y Shares	154,165	(a)	–

Change in net assets from capital transactions	$26,525,566		$12,029,309

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

36

Statements of Changes in Net Assets (Continued)

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013

SHARE TRANSACTIONS:
Class I Shares
Issued	4,933,412		4,491,129
Reinvested	975,255		976,123
Redeemed	(3,092,136)		(4,142,593)

Total Class I Shares	2,816,531		1,324,659

Class Y Shares
Issued	61,152	(a)	–
Reinvested	471	(a)	–
Redeemed	(45,338	)(a)	–

Total Class Y Shares	16,285	(a)	–

Total change in shares	2,832,816		1,324,659

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

37

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2014 (e)	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%(f)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013 (e)	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%)(f)	$259,538,834	0.93%	3.61%	0.94%	389.22%
Year Ended December 31, 2012 (e)	$8.67	0.35	0.71	1.06	(0.24)	(0.24)	$9.49	12.25%	$258,964,456	0.95%	3.81%	0.95%	375.23%
Year Ended December 31, 2011 (e)	$8.58	0.37	0.10	0.47	(0.38)	(0.38)	$8.67	5.55%	$223,683,617	1.00%	4.25%	1.03%	368.27%
Year Ended December 31, 2010 (e)	$8.27	0.45	0.41	0.86	(0.55)	(0.55)	$8.58	10.59%	$211,108,430	1.00%	5.21%	1.05%	310.03%

Class Y Shares
Period Ended December 31, 2014 (e)(g)	$9.41	0.23	(0.22)	0.01	(0.31)	(0.31)	$9.11	0.06%	$148,350	0.76%	3.58%	0.76%	395.27%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

38

Notes to Financial Statements

December 31, 2014

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

39

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry,

40

Notes to Financial Statements (Continued)

December 31, 2014

company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$28,936,285	$—	$28,936,285
Bank Loans	—	4,693,194	—	4,693,194
Collateralized Mortgage Obligations	—	10,163,669	—	10,163,669
Commercial Mortgage Backed Securities	—	11,713,602	—	11,713,602
Common Stock	—	52,866	—	52,866
Corporate Bonds
Aerospace & Defense	—	444,600	—	444,600
Airlines	—	282,192	—	282,192
Auto Components	—	772,857	—	772,857
Automobiles	—	1,801,015	—	1,801,015
Banks	—	13,150,559	—	13,150,559
Beverages	—	1,146,693	—	1,146,693
Biotechnology	—	621,635	—	621,635
Building Products	—	570,630	—	570,630
Capital Markets	—	5,571,524	—	5,571,524
Chemicals	—	5,940,057	—	5,940,057
Commercial Services & Supplies	—	1,926,875	—	1,926,875
Communications Equipment	—	2,308,825	—	2,308,825
Construction & Engineering	—	656,178	—	656,178
Construction Materials	—	645,200	—	645,200
Consumer Finance	—	1,033,059	—	1,033,059
Containers & Packaging	—	653,375	—	653,375
Distributors	—	183,750	—	183,750
Diversified Financial Services	—	3,211,903	—	3,211,903
Diversified Telecommunication Services	—	8,962,319	—	8,962,319
Electric Utilities	—	3,549,567	—	3,549,567
Energy Equipment & Services	—	531,819	—	531,819
Food & Staples Retailing	—	1,056,622	—	1,056,622
Food Products	—	3,127,347	—	3,127,347
Gas Utilities	—	4,244,910	—	4,244,910
Health Care Providers & Services	—	6,054,500	—	6,054,500
Hotels, Restaurants & Leisure	—	2,593,985	—	2,593,985
Household Durables	—	1,133,658	—	1,133,658
Household Products	—	741,106	—	741,106
Industrial Conglomerates	—	491,488	—	491,488
Information Technology Services	—	177,000	—	177,000
Insurance	—	1,590,640	—	1,590,640
Internet & Catalog Retail	—	1,663,219	—	1,663,219
Internet Software & Services	—	877,669	—	877,669
Machinery	—	363,087	—	363,087
Marine	—	842,193	—	842,193
Media	—	7,723,285	—	7,723,285
Metals & Mining	—	4,267,936	—	4,267,936
Multiline Retail	—	290,997	—	290,997
Multi-Utilities & Unregulated Power	—	562,800	—	562,800

41

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets (continued)
Oil, Gas & Consumable Fuels	$—	$10,761,223	$—	$10,761,223
Paper & Forest Products	—	1,639,719	—	1,639,719
Personal Products	—	179,400	—	179,400
Pharmaceuticals	—	3,209,910	—	3,209,910
Real Estate Investment Trusts (REITs)	—	1,137,161	—	1,137,161
Road & Rail	—	672,081	—	672,081
Semiconductors & Semiconductor Equipment	—	1,532,754	—	1,532,754
Software	—	1,242,198	—	1,242,198
Specialty Retail	—	810,290	—	810,290
Technology Hardware, Storage & Peripherals	—	738,353	—	738,353
Textiles, Apparel & Luxury Goods	—	246,162	—	246,162
Tobacco	—	713,764	—	713,764
Transportation Infrastructure	—	506,068	—	506,068
Wireless Telecommunication Services	—	4,421,055	—	4,421,055
Total Corporate Bonds	$—	$119,577,212	$—	$119,577,212
Forward Foreign Currency Contracts	—	97,962	—	97,962
Futures Contracts	15,272	—	—	15,272
Municipal Bonds	—	1,677,203	—	1,677,203
Preferred Stock	—	822,052	—	822,052
Repurchase Agreements	—	10,185,003	—	10,185,003
Sovereign Bonds	—	45,951,296	—	45,951,296
U.S. Government Mortgage Backed Agencies	—	40,966,228	—	40,966,228
U.S. Government Sponsored & Agency Obligations	—	1,443,340	—	1,443,340
U.S. Treasury Bond	—	2,473,581	—	2,473,581
U.S. Treasury Notes	—	15,848,490	—	15,848,490
Warrant	—	58,992	—	58,992
Yankee Dollars	—	1,740,635	—	1,740,635
Total Assets	$15,272	$296,401,610	$—	$296,416,882

Liabilities:
Forward Foreign Currency Contracts	—	(32,592)	—	(32,592)
Total Liabilities	$—	$(32,592)	$—	$(32,592)
Total	$15,272	$296,369,018	$—	$296,384,290

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Corporate Bonds	Total
Balance as of 12/31/13	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	2,284	2,284
Change in Unrealized Appreciation/(Depreciation)	(2,063)	(2,063)
Purchases*	–	—
Sales	(2,284)	(2,284)
Transfers Into Level 3	2,063	2,063
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$—	$—

42

Notes to Financial Statements (Continued)

December 31, 2014

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

43

Notes to Financial Statements (Continued)

December 31, 2014

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Interest rate risk	Unrealized appreciation from futures contracts	$15,272
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	97,962
Total		$113,234

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(32,592)
Total		$(32,592)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

44

Notes to Financial Statements (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$145,274
Forward Foreign Currency Contracts
Currency risk	468,047
Total	$613,321

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$91,579
Forward Foreign Currency Contracts
Currency risk	87,966
Total	$179,545

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to hedge against changes in interest rates. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Subadviser utilizes forward foreign currency contracts in connection with planned purchases or sales of securities denominated in foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. The number of forward foreign currency contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

45

Notes to Financial Statements (Continued)

December 31, 2014

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$97,962	$—	$97,962
Total	$97,962	$—	$97,962

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America NA	$51,379	$(13,586)	$—	$37,793
HSBC Bank PLC	27,104	(1,490)	—	25,614
Royal Bank of Scotland	18,463	(14,771)	—	3,692
Standard Chartered Bank	1,016	(1,016)	—	—
Total	$97,962	$(30,863)	$—	$67,099

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(32,592)	$—	$(32,592)
Total	$(32,592)	$—	$(32,592)

Amounts designated as “—” are zero.

46

Notes to Financial Statements (Continued)

December 31, 2014

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America NA	$(13,586)	$13,586	$—	$—
HSBC Bank PLC	(1,490)	1,490	—	—
Royal Bank of Scotland	(14,771)	14,771	—	—
Standard Chartered Bank	(2,745)	1,016	—	(1,729)
Total	$(32,592)	$30,863	$—	$(1,729)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

47

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18– 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$6,185,003	$—	$6,185,003	$(6,185,003)	$—
Goldman Sachs & Co.	4,000,000	—	4,000,000	(4,000,000)	—
Total	$10,185,003	$—	$10,185,003	$(10,185,003)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

48

Notes to Financial Statements (Continued)

December 31, 2014

Operations. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, paydown gains and losses, and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, futures, forward and foreign currency transactions
$—	$(824,419)	$824,419

Amount designated as “—” is zero or has been rounded to zero.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

49

Notes to Financial Statements (Continued)

December 31, 2014

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.645%
$200 million up to $500 million	0.62%
$500 million and more	0.595%

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.675%
$200 million up to $500 million	0.65%
$500 million and more	0.625%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2015.

50

Notes to Financial Statements (Continued)

December 31, 2014

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$18,668	$12,745	$—	$31,413

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2014, the Fund reimbursed NFA in the amount of $42,106.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $137,295 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $907.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2014, NFS earned $421,361 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class I shares.

51

Notes to Financial Statements (Continued)

December 31, 2014

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $1,134,693,825 and sales of $1,110,814,389 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $175,621,700 and sales of $169,673,456 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

52

Notes to Financial Statements (Continued)

December 31, 2014

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,001,496	$—	$9,001,496	$—	$9,001,496

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,883,815	$—	$8,883,815	$—	$8,883,815

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,634,666	$—	$5,634,666	$(7,313,263)	$(6,201,580)	$(7,880,177)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

53

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$302,494,346	$15,118,482	$(21,309,180)	$(6,190,698)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$7,313,263	2017

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $5,389,920 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi Sector Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

55

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.14%.

56

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

57

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

58

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

59

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

60

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

61

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

62

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

63

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

64

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

65

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

66

Annual Report

December 31, 2014

NVIT Short Term Bond Fund

AR-STB 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Short Term Bond Fund

For the annual period ended December 31, 2014, the NVIT Short Term Bond Fund (Class Y) returned 0.87% versus 0.77% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 25 funds as of December 31, 2014) was 0.92% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several key themes, including geopolitical events, central bank actions, U.S. elections and plunging oil prices contributed to a volatile year in the capital markets in 2014.

Globally, surging conflicts in the Middle East and in Ukraine, as well as civil unrest in Hong Kong, created uncertainty and at times significant market movement. Specifically, U.S. Treasurys became the flight-to-quality trade, driving the yield on 10-year Treasury notes lower during much of the reporting period and closing lower by nearly 100 basis points relative to the start of 2014. Geopolitical influences on the capital markets, however, tend to be short-lived, with business cycle, fundamental and technical factors ultimately driving the value of assets.

As many market observers had expected, in October 2014 the Federal Reserve concluded its quantitative easing (QE) program of monthly open-market purchases of government and federal Agency securities. This strategy was an effort to hold interest rates low to stimulate the U.S. economy. Fed-controlled short-term rates remained low and the market focus shifted to anticipation of when the Fed will begin tightening monetary policy. Growth in the U.S. economy was strong by the end of 2014, and there have been meaningful and broad gains in employment. The collapse of commodity prices during the second half of the year, however, particularly in the energy space, resulted in less inflationary pressure as 2014 progressed. This softened inflationary environment, when combined with still less than full employment participation rates, potentially lengthened the time until the Fed begins to tighten monetary policy.

Throughout 2014, the U.S. economic environment was favorable for credit assets such as investment-grade corporate bonds and certain structured assets such as residential mortgage-backed securities (MBS). The Fund’s overweight position in investment-grade corporate bonds provided the most positive contribution to Fund performance relative to the Fund’s benchmark during the reporting period, driven by favorable underlying fundamentals, technical factors and the business cycle. Corporate earnings generally were strong and demand for new corporate debt issuance remained healthy during the reporting period.

Within the credit sector, oilfield services bonds were the worst-performing sector for the Fund during the reporting period. The Fund’s metals and mining holdings as well as bank holdings performed well during the reporting period. In 2014, banks began to put many of the large legal settlements from the 2007–2009 financial crisis behind them. The Fund’s underweight positions in government securities detracted from Fund performance during the reporting period.

The Fund did not hold derivatives during the period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Short Term Bond Fund

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights

•	The NVIT Short Term Bond Fund (Class Y) returned 0.87%, outperforming the benchmark by 0.10% and underperforming the Lipper peer category median by 0.05% during the reporting period

•	The Fund’s overweight position in investment-grade corporate bonds provided the most positive contribution to Fund performance relative to the Fund’s benchmark during the reporting period

•	The Fund’s underweight positions in government securities detracted from Fund performance during the reporting period

Asset Allocation†

Corporate Bonds	60.8%
Asset-Backed Securities	11.9%
U.S. Treasury Notes	10.3%
Commercial Mortgage Backed Securities	5.2%
Collateralized Mortgage Obligations	4.8%
U.S. Government Sponsored & Agency Obligations	1.9%
Yankee Dollars	1.8%
Bank Loans	1.5%
Municipal Bonds	0.5%
Repurchase Agreements	0.3%
U.S. Government Mortgage Backed Agencies	0.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Banks	8.7%
Oil, Gas & Consumable Fuels	8.2%
Automobiles	5.4%
Metals & Mining	5.1%
Food Products	3.6%
Capital Markets	3.0%
Gas Utilities	2.6%
Diversified Financial Services	2.5%
Health Care Providers & Services	2.4%
Consumer Finance	1.9%
Other Industries*	56.6%
100.0%

Top Holdings††

U.S. Treasury Notes, 0.88%, 04/15/17	3.2%
U.S. Treasury Notes, 0.38%, 04/30/16	2.9%
UBS AG, 5.88%, 07/15/16	1.7%
U.S. Treasury Notes, 0.38%, 05/31/16	1.6%
Mondelez International, Inc., 4.13%, 02/09/16	1.4%
Government National Mortgage Association, 4.50%, 11/16/39	1.3%
Federal Home Loan Mortgage Corp. REMICS, 2.50%, 02/15/36	1.3%
U.S. Treasury Notes, 1.75%, 09/30/19	1.3%
Ford Motor Credit Co. LLC, 4.25%, 02/03/17	1.2%
Murphy Oil Corp., 2.50%, 12/01/17	1.2%
Other Holdings*	82.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	0.77%	1.80%	2.35%
Class II	0.49%	1.56%	2.08%
Class Y	0.87%	1.95%	2.48%
Barclays U.S. 1-3 Year Gov’t/Credit Bond Index	0.64%	1.09%	1.54%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.55%
Class II	0.80%
Class Y	0.40%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund since inception through 12/31/14 versus performance of the Barclays U.S. 1-3 Year Government (Govt)/Credit Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	997.20	2.67	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.53	2.70	0.53
Class II Shares	Actual	(a)	1,000.00	996.30	3.92	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class Y Shares	Actual	(a)	1,000.00	997.20	1.91	0.38
	Hypothetical	(a)(b)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Short Term Bond Fund

Asset-Backed Securities 11.9%

	Principal Amount	Market Value

Automobiles 1.6%
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class A, 2.20%, 09/16/19 (a)	$74,987	$75,145
Series 2013-2A, Class A, 1.50%, 04/15/21 (a)	2,000,000	2,005,297
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)	8,500,000	8,497,314
Series 2014-2A, Class A, 1.88%, 03/15/22 (a)	7,000,000	7,009,068
First Investors Auto Owner Trust
Series 2012-2A, Class A2, 1.47%, 05/15/18 (a)	2,168,755	2,174,784
Series 2014-1A, Class A3, 1.49%, 01/15/20 (a)	6,000,000	6,005,164
Series 2014-2A, Class A2, 0.86%, 08/15/18 (a)	11,000,000	10,988,499
Flagship Credit Auto Trust, Series 2014-2, Class A, 1.43%, 12/16/19 (a)	6,638,212	6,617,770
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 02/15/18 (a)	3,592,894	3,596,257

		46,969,298

Home Equity 1.0%
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 1.27%, 10/25/34 (b)	1,861,966	1,866,778
Ameriquest Mortgage Securities, Inc., Series 2003-10, Class AV1, 0.93%, 12/25/33 (b)	9,900,172	9,686,955
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 1.07%, 12/25/34 (b)	2,049,000	1,973,519
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 0.93%, 01/25/35 (b)	9,070,303	9,092,719
Soundview Home Loan Trust, Series 2005-CTX1, Class M1, 0.59%, 11/25/35 (b)	5,418,748	5,356,768
Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.64%, 02/25/35 (b)	3,587,048	3,534,289

		31,511,028

Other 9.3%
ACA CLO Ltd., Series 2006-2A, Class A1, 0.48%, 01/20/21 (a)(b)	2,397,559	2,395,125
ALM VII Ltd., Series 2012-7A, Class A1, 1.65%, 10/19/24 (a)(b)	19,775,000	19,713,104

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Ameriquest Mortgage Securities, Inc. Pass Through Certificates, Series 2004-R3, Class A1A, 0.86%, 05/25/34 (b)	$9,668,113	$9,621,715
Atrium VII, Series 7AR, Class BR, 1.98%, 11/16/22 (a)(b)	5,000,000	4,999,970
Bayview Opportunity Master Fund Trust
Series 2014-15RP, Class A, 3.72%, 10/28/19 (a)(b)	14,456,196	14,475,336
Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(b)	9,987,522	9,992,677
Bayview Opportunity Master Fund Trust IIB LP, Series 2014-18NP, Class A, 3.23%, 07/28/34 (a)(c)	22,717,157	22,637,633
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.66%, 07/25/35 (b)	10,915,667	10,721,255
Dryden Senior Loan Fund
Series 2011-22A, Class A1R, 1.40%, 01/15/22 (a)(b)	4,300,000	4,279,631
Series 2012-23RA, Class A1R, 1.48%, 07/17/23 (a)(b)	35,000,000	34,758,220
First Franklin Mortgage Loan Trust, Series 2004-FF6, Class A1, 0.94%, 07/25/34 (a)(b)	4,537,760	4,502,241
FNA Trust, Series 2014-1A, Class A, 1.30%, 12/10/22 (a)	10,000,000	9,993,750
Gramercy Park CLO Ltd., Series 2012-1AR, Class A1R, 1.53%, 07/17/23 (a)(b)	30,000,000	29,670,750
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T1, Class A2, 1.50%, 01/16/46 (a)	3,900,000	3,889,295
Series 2013-T3, Class A3, 1.79%, 05/15/46 (a)	10,276,000	10,171,519
Series 2013-T3, Class B3, 2.14%, 05/15/46 (a)	4,000,000	3,955,782
New Residential Advance Receivables Trust Advance Receivables Backed
Series 2014-T2, Class AT2, 2.38%, 03/15/47 (a)	12,000,000	11,986,009
Series 2014-T2, Class BT2, 2.62%, 03/15/47 (a)	8,400,000	8,421,000
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.65%, 11/20/23 (a)(b)	2,300,000	2,286,278

9

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Park Place Securities, Inc., Series 2005-WHQ2, Class A1B, 0.44%, 05/25/35 (b)	$10,548,162	$10,532,026
Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A1, 3.13%, 04/27/54 (a)(c)	23,942,633	23,788,912
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.87%, 04/26/55 (a)(c)	3,500,000	3,496,500
VOLT XXII LLC, Series 2014-NPL1, Class A1, 3.63%, 10/27/53 (a)(c)	9,395,830	9,414,161
VOLT XXIII LLC, Series 2014-NPL2, Class A1, 3.63%, 11/25/53 (a)(c)	10,150,338	10,187,958
VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.13%, 09/25/43 (a)(c)	9,894,350	9,891,896

		285,782,743

Total Asset-Backed Securities (cost $365,021,467)		364,263,069

Bank Loans 1.5%
Aerospace & Defense 0.3%
B/E Aerospace, Inc., Tranche B TL, 0.45%, 11/21/21	10,000,000	9,940,000

Chemicals 0.1%
Huntsman International LLC, Tranche B Term Loan, 0.17%, 10/15/20	2,000,000	1,963,000

Commercial Services & Supplies 0.1%
EnergySolutions LLC, 0.29%, 05/29/20	1,994,987	1,985,631

Electrical Equipment 0.1%
Sensata Technologies Holding NV, 0.50%, 10/08/21	3,000,000	2,995,500

Electronic Equipment, Instruments & Components 0.1%
CPI International, Inc., 0.88%, 11/17/17	2,714,072	2,663,183

Health Care Providers & Services 0.1%
CHS/Community Health Systems, Inc., Tranche D Term Loan, 0.07%, 01/27/21	2,992,443	2,981,850

Bank Loans (continued)

	Principal Amount	Market Value

Information Technology Services 0.2%
First Data Corp., Term Loan, 0.05%, 03/24/17	$5,750,000	$5,656,563
SI Organization, Inc./Vencore, Inc., Term Loan, 0.25%, 10/24/19	1,059,830	1,051,881

		6,708,444

Metals & Mining 0.1%
Hi-Crush Partners LP, Tranche B Term Loan, 1.51%, 04/28/21	2,992,462	2,835,358

Software 0.3%
TIBCO Software, Inc., 0.60%, 11/25/20	10,000,000	9,666,700

Specialty Retail 0.1%
Camping World, Inc., Tranche B Term Loan, 0.63%, 09/01/19	3,974,522	3,964,586

Total Bank Loan (cost $45,752,489)		45,704,252

Collateralized Mortgage Obligations 4.8%
Banc of America Mortgage Securities, Inc., Series 2004-6, Class 1A3, 5.50%, 05/25/34	6,578,044	6,556,268
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 02/25/42 (a)(b)	3,591,769	3,594,054
Federal Home Loan Mortgage Corp. REMICS
Series 3640, Class EL, 4.00%, 03/15/20	997,008	1,045,070
Series 3728, Class EA, 3.50%, 09/15/20	629,168	634,965
Series 3609, Class JA, 4.00%, 06/15/23	471,765	473,095
Series 3614, Class QA, 4.00%, 05/15/24	4,130,150	4,373,717
Series 4257, Class PC, 2.50%, 02/15/36	39,042,382	40,131,316
Series 3616, Class PA, 4.50%, 11/15/39	873,514	922,107
Federal National Mortgage Association REMICS
Series 2010-135, Class FP, 0.57%, 12/25/40 (b)	6,316,835	6,338,225
Series 2013-52, Class MD, 1.25%, 06/25/43	30,803,754	29,967,703

10

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association, Series 2011-73, Class PW, 4.50%, 11/16/39	$37,781,167	$40,501,229
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/33 (c)	139,285	140,284
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3, 3.75%, 11/25/54 (a)(b)	6,389,252	6,541,789
Residential Accredit Loans, Inc., Series 2003-QS20, Class CB, 5.00%, 11/25/18	1,716,891	1,717,868
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 1.57%, 12/25/59 (a)(b)	2,649,153	2,638,922

Total Collateralized Mortgage Obligations (cost $145,169,580)		145,576,612

Commercial Mortgage Backed Securities 5.2%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class A4, 5.15%, 09/10/47 (b)	9,119,016	9,306,458
Series 2007-3, Class A4, 5.55%, 06/10/49 (b)	10,000,000	10,727,253
Banc of America Re-Remic Trust, Series 2013-DSNY, Class B, 1.66%, 09/15/26 (a)(b)	6,098,000	6,101,391
Bear Stearns Commercial Mortgage Securities
Series 2005-T18, Class A4, 4.93%, 02/13/42 (b)	701,695	702,186
Series 2006-PW12, Class A4, 5.70%, 09/11/38 (b)	1,691,281	1,773,293
Series 2007-PW18, Class A4, 5.70%, 06/11/50	11,675,000	12,689,495
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.01%, 12/15/16 (a)(b)	5,000,000	4,993,249
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A4, 5.71%, 12/10/49 (b)	19,691,000	21,351,798
Series 2008-C7, Class A4, 6.14%, 12/10/49 (b)	9,267,008	10,154,176
COMM Mortgage Trust
Series 2014-TWC, Class B, 1.75%, 02/13/32 (a)(b)	13,000,000	13,020,980
Series 2014-TWC, Class C, 2.00%, 02/13/32 (a)(b)	6,000,000	6,009,656

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	$4,461,527	$4,568,041
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, 4.83%, 06/10/48 (b)	5,012,932	5,013,561
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3A, 4.68%, 07/15/42	19,307	19,307
Series 2006-LDP6, Class ASB, 5.49%, 04/15/43 (b)	107,990	108,733
Series 2006-LDP7, Class ASB, 5.87%, 04/15/45 (b)	355,546	361,014
Series 2011-C4, Class A2, 3.34%, 07/15/46 (a)	797,179	818,202
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4, 4.75%, 06/12/43 (b)	6,405,255	6,451,954
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 1.48%, 12/15/48 (b)	29,710,930	1,846,612
Morgan Stanley Capital I
Series 2007-IQ15, Class A4, 5.91%, 06/11/49 (b)	11,263,389	12,253,971
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	9,924,896	10,800,736
Series 2011-C1, Class A2, 3.88%, 09/15/47 (a)	5,000,000	5,101,008
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.94%, 02/15/51 (b)	5,794,609	6,183,329
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, 1.51%, 02/15/27 (a)(b)	9,000,000	9,015,170

Total Commercial Mortgage Backed Securities (cost $164,862,913)		159,371,573

Corporate Bonds 60.8%
Airlines 0.2%
American Airlines Pass Through Trust,
Series 2013-2, Class B, 5.60%, 01/15/22 (a)	4,691,434	4,785,263

Auto Components 0.4%
BorgWarner, Inc.,
5.75%, 11/01/16	3,000,000	3,232,299
Johnson Controls, Inc.,
1.40%, 11/02/17	10,000,000	9,916,109

		13,148,408

11

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Automobiles 3.8%
American Honda Finance Corp.,
0.73%, 10/07/16 (b)	$10,000,000	$10,037,120
Daimler Finance North America LLC,
1.25%, 01/11/16 (a)	15,000,000	15,064,698
0.91%, 08/01/16 (a)(b)	10,000,000	10,044,119
0.59%, 03/10/17 (a)(b)	10,000,000	9,973,449
Harley-Davidson Financial Services, Inc.,
3.88%, 03/15/16 (a)	17,865,000	18,466,874
2.70%, 03/15/17 (a)	3,000,000	3,077,592
Hyundai Capital America,
1.63%, 10/02/15 (a)	8,000,000	8,028,899
3.75%, 04/06/16 (a)	5,000,000	5,144,893
Nissan Motor Acceptance Corp.,
0.78%, 03/03/17 (a)(b)	10,000,000	10,003,997
1.95%, 09/12/17 (a)(d)	4,165,000	4,187,408
2.65%, 09/26/18 (a)	3,035,000	3,105,422
Toyota Motor Credit Corp.,
1.25%, 10/05/17	5,000,000	4,983,378
Volkswagen Group of America Finance LLC,
2.13%, 05/23/19 (a)	4,250,000	4,206,943
Volkswagen International Finance NV,
1.15%, 11/20/15 (a)	10,000,000	10,027,522

		116,352,314

Banks 8.7%
Bank of America Corp.,
1.27%, 01/15/19 (b)	5,000,000	5,033,837
Series L, 2.60%, 01/15/19	10,000,000	10,080,257
Series L, 2.65%, 04/01/19 (d)	5,000,000	5,035,972
Bank of America NA,
6.00%, 06/15/16	10,000,000	10,600,554
5.30%, 03/15/17	5,000,000	5,366,056
BPCE SA,
2.50%, 12/10/18	15,000,000	15,211,089
Citigroup, Inc.,
2.50%, 07/29/19	10,000,000	10,000,095
Citizens Bank NA/Providence RI,
2.45%, 12/04/19	10,000,000	9,935,905
CoBank, ACB,
0.84%, 06/15/22 (a)(b)	25,635,000	23,776,463
Fifth Third Bancorp,
3.63%, 01/25/16	14,403,000	14,763,881
2.30%, 03/01/19	7,000,000	7,000,019
HSBC USA, Inc.,
1.14%, 09/24/18 (b)	10,000,000	10,100,005
Huntington Bancshares, Inc.,
2.60%, 08/02/18	2,450,000	2,475,081
Huntington National Bank (The),
1.30%, 11/20/16	10,000,000	9,994,079

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
ING Bank NV,
5.13%, 05/01/15 (a)	$14,495,000	$14,685,698
JPMorgan Chase & Co.,
1.63%, 05/15/18	5,000,000	4,942,630
JPMorgan Chase Bank NA,
0.57%, 06/13/16 (b)	5,000,000	4,977,868
6.00%, 10/01/17	2,200,000	2,441,580
National City Bank,
0.59%, 12/15/16 (b)	10,432,000	10,379,255
PNC Bank NA,
1.30%, 10/03/16	10,000,000	10,044,390
Standard Chartered PLC,
3.85%, 04/27/15 (a)	7,000,000	7,068,164
SunTrust Bank,
5.20%, 01/17/17	10,000,000	10,692,798
SunTrust Banks, Inc.,
3.60%, 04/15/16	15,495,000	15,953,571
Union Bank NA,
5.95%, 05/11/16	9,500,000	10,077,064
1.00%, 09/26/16 (b)	10,000,000	10,048,543
Wachovia Corp.,
0.57%, 10/28/15 (b)	5,000,000	4,997,481
Wells Fargo & Co.,
0.69%, 04/22/19 (b)	20,000,000	19,948,466

		265,630,801

Beverages 1.4%
Anheuser-Busch InBev Finance, Inc.,
0.80%, 01/15/16	20,000,000	20,034,188
Molson Coors Brewing Co.,
2.00%, 05/01/17	4,000,000	4,038,490
SABMiller Holdings, Inc.,
1.85%, 01/15/15 (a)	5,000,000	5,001,760
0.92%, 08/01/18 (a)(b)	15,000,000	15,063,846

		44,138,284

Biotechnology 1.8%
Amgen, Inc.,
2.30%, 06/15/16 (d)	7,500,000	7,632,424
2.20%, 05/22/19	15,000,000	14,947,342
Celgene Corp.,
2.45%, 10/15/15	10,750,000	10,861,675
2.30%, 08/15/18	14,118,000	14,218,208
Gilead Sciences, Inc.,
2.35%, 02/01/20	7,000,000	7,041,563

		54,701,212

Capital Markets 3.0%
Bank of America Corp.,
6.05%, 05/16/16	17,794,000	18,859,998
Bear Stearns Cos. LLC (The),
6.40%, 10/02/17	14,353,000	16,021,958

12

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
UBS AG,
7.00%, 10/15/15	$5,000,000	$5,232,446
5.88%, 07/15/16	48,741,000	52,141,718

		92,256,120

Chemicals 0.8%
Ashland, Inc.,
3.00%, 03/15/16	12,125,000	12,200,781
CF Industries, Inc.,
6.88%, 05/01/18	4,128,000	4,690,440
7.13%, 05/01/20	5,500,000	6,538,125

		23,429,346

Commercial Services & Supplies 1.2%
Catholic Health Initiatives,
1.60%, 11/01/17	10,000,000	9,976,482
GATX Corp.,
1.25%, 03/04/17	5,445,000	5,395,999
2.38%, 07/30/18	5,000,000	5,034,199
2.50%, 07/30/19	3,640,000	3,615,937
Novant Health, Inc.,
Series 09B, 5.35%, 11/01/16	5,000,000	5,359,362
Waste Management, Inc.,
6.38%, 03/11/15	7,321,000	7,412,513

		36,794,492

Consumer Finance 1.9%
Ford Motor Credit Co. LLC,
8.00%, 12/15/16	9,775,000	10,949,771
4.25%, 02/03/17	35,000,000	36,765,117
0.76%, 09/08/17 (b)	10,000,000	9,943,537

		57,658,425

Containers & Packaging 0.2%
Ball Corp.,
6.75%, 09/15/20	7,000,000	7,297,500

Diversified Financial Services 2.5%
Ameritech Capital Funding Corp.,
9.10%, 06/01/16	5,084,800	5,422,263
Associates Corp. of North America,
6.95%, 11/01/18	1,650,000	1,927,647
General Electric Capital Corp.,
0.43%, 01/08/16 (b)	5,000,000	5,002,535
0.83%, 01/08/16 (b)	10,000,000	10,035,553
0.40%, 02/15/17 (b)	5,000,000	4,992,893
1.25%, 05/15/17	10,650,000	10,663,906
Hyundai Capital Services, Inc.,
6.00%, 05/05/15 (a)	16,590,000	16,851,329
4.38%, 07/27/16 (a)	2,400,000	2,504,488
1.04%, 03/18/17 (a)(b)	7,000,000	6,996,501
3.50%, 09/13/17 (a)	7,650,000	7,895,718

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
3.50%, 03/15/17 (d)	$5,000,000	$5,012,500

		77,305,333

Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.,
1.77%, 09/15/16 (b)	10,000,000	10,185,545
0.64%, 06/09/17 (b)	20,000,000	19,989,558
1.35%, 06/09/17	15,000,000	14,937,520
1.01%, 06/17/19 (b)	10,000,000	10,110,386

		55,223,009

Electric Utilities 1.0%
ITC Holdings Corp.,
6.05%, 01/31/18 (a)	6,500,000	7,255,181
Ohio Power Co.,
Series K, 6.00%, 06/01/16	4,290,000	4,576,660
PSEG Power LLC,
2.75%, 09/15/16	7,000,000	7,170,173
Southern Co. (The),
1.30%, 08/15/17	12,000,000	11,961,538

		30,963,552

Electrical Equipment 0.5%
Thermo Fisher Scientific, Inc.,
1.30%, 02/01/17	17,000,000	16,901,527

Energy Equipment & Services 1.4%
Schlumberger Investment SA,
1.25%, 08/01/17 (a)	10,000,000	9,945,830
SESI LLC,
6.38%, 05/01/19	11,270,000	10,988,250
Weatherford International, Inc.,
6.35%, 06/15/17	19,250,000	20,604,105

		41,538,185

Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	14,500,000	14,575,918

Food Products 3.6%
ConAgra Foods, Inc.,
1.30%, 01/25/16	13,000,000	13,006,427
1.90%, 01/25/18	17,090,000	16,977,117
2.10%, 03/15/18	3,959,000	3,957,193
HJ Heinz Co.,
4.25%, 10/15/20 (d)	5,000,000	5,062,500
Mondelez International, Inc.,
4.13%, 02/09/16	41,100,000	42,480,491
Tyson Foods, Inc.,
6.60%, 04/01/16	16,319,000	17,395,716
2.65%, 08/15/19	12,000,000	12,091,038

		110,970,482

13

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 2.5%
DCP Midstream Operating LP,
2.50%, 12/01/17	$13,000,000	$12,990,626
2.70%, 04/01/19	3,000,000	2,934,593
Enbridge Energy Partners LP,
5.88%, 12/15/16	8,745,000	9,467,010
Series B, 6.50%, 04/15/18	7,700,000	8,722,197
Energy Transfer Partners LP,
5.95%, 02/01/15	6,345,000	6,367,167
Enterprise Products Operating LLC,
3.70%, 06/01/15	5,000,000	5,058,345
Kinder Morgan Energy Partners LP,
3.50%, 03/01/16	5,000,000	5,113,106
Kinder Morgan, Inc.,
3.05%, 12/01/19	20,000,000	19,819,946
Spectra Energy Partners LP,
2.95%, 09/25/18	5,500,000	5,601,087
Sunoco Logistics Partners Operations LP,
6.13%, 05/15/16	2,000,000	2,108,222

		78,182,299

Health Care Providers & Services 2.3%
Becton Dickinson and Co.,
2.68%, 12/15/19	7,000,000	7,058,360
Boston Scientific Corp.,
2.65%, 10/01/18 (d)	10,000,000	10,076,336
Dignity Health,
2.64%, 11/01/19	6,000,000	6,054,788
Express Scripts Holding Co.,
2.65%, 02/15/17	15,000,000	15,339,102
Express Scripts, Inc.,
3.13%, 05/15/16	10,000,000	10,265,011
Hospira, Inc.,
6.05%, 03/30/17	5,856,000	6,331,748
McKesson Corp.,
1.29%, 03/10/17	15,000,000	14,937,952

		70,063,297

Industrial Conglomerates 0.5%
Bombardier, Inc.,
4.25%, 01/15/16 (a)	9,575,000	9,718,625
Ingersoll-Rand Luxembourg Finance SA,
2.63%, 05/01/20	5,000,000	4,978,900

		14,697,525

Information Technology Services 0.2%
Xerox Corp.,
6.40%, 03/15/16	5,500,000	5,837,101

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 1.7%
MetLife, Inc.,
5.00%, 06/15/15	$2,000,000	$2,038,912
6.75%, 06/01/16	2,000,000	2,156,492
Metropolitan Life Global Funding I,
2.00%, 01/09/15 (a)	6,000,000	6,000,848
1.50%, 01/10/18 (a)	5,000,000	4,975,198
New York Life Global Funding,
1.13%, 03/01/17 (a)	20,000,000	19,966,652
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	11,500,000	11,515,332
Travelers Cos., Inc. (The),
5.50%, 12/01/15	4,010,000	4,174,257

		50,827,691

Machinery 0.1%
Huntington Ingalls Industries, Inc.,
6.88%, 03/15/18	1,730,000	1,833,800

Media 1.6%
Comcast Corp.,
5.85%, 11/15/15	7,000,000	7,315,032
Cox Communications, Inc.,
5.88%, 12/01/16 (a)	5,000,000	5,406,551
DIRECTV Holdings LLC,
3.55%, 03/15/15	7,480,000	7,525,239
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
3.50%, 03/01/16	16,186,000	16,636,707
NBCUniversal Enterprise, Inc.,
0.92%, 04/15/18 (a)(b)	10,000,000	10,090,216
TCI Communications, Inc.,
8.75%, 08/01/15	2,000,000	2,093,187
Viacom, Inc.,
4.25%, 09/15/15	1,140,000	1,167,346

		50,234,278

Metals & Mining 4.0%
ArcelorMittal,
4.25%, 03/01/16 (d)	5,030,000	5,130,600
Freeport-McMoRan Copper & Gold, Inc.,
2.15%, 03/01/17	3,000,000	3,004,648
2.38%, 03/15/18 (d)	25,145,000	24,915,647
3.10%, 03/15/20	10,000,000	9,739,629
Glencore Funding LLC,
1.40%, 05/27/16 (a)(b)(d)	17,000,000	17,042,138
1.70%, 05/27/16 (a)	5,000,000	5,008,721
2.50%, 01/15/19 (a)(d)	5,000,000	4,908,751
Kinross Gold Corp.,
3.63%, 09/01/16	10,000,000	10,080,054
Rio Tinto Finance USA PLC,
1.08%, 06/17/16 (b)	20,000,000	20,073,200

14

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Teck Resources Ltd.,
2.50%, 02/01/18	$9,000,000	$8,774,794
Xstrata Canada Financial Corp.,
3.60%, 01/15/17 (a)	5,000,000	5,158,500
Xstrata Finance Canada Ltd.,
2.05%, 10/23/15 (a)	10,000,000	10,072,875

		123,909,557

Oil, Gas & Consumable Fuels 7.8%
Anadarko Petroleum Corp.,
5.95%, 09/15/16	31,490,000	33,693,787
6.38%, 09/15/17	18,500,000	20,571,123
Atwood Oceanics, Inc.,
6.50%, 02/01/20	3,000,000	2,700,000
BG Energy Capital PLC,
2.88%, 10/15/16 (a)	5,000,000	5,132,620
BP Capital Markets PLC,
3.13%, 10/01/15	5,000,000	5,090,254
3.20%, 03/11/16	10,000,000	10,270,373
1.38%, 11/06/17 (d)	5,000,000	4,943,774
0.88%, 09/26/18 (b)	10,000,000	10,007,999
Canadian Natural Resources Ltd.,
0.63%, 03/30/16 (b)	10,000,000	10,019,285
Murphy Oil Corp.,
2.50%, 12/01/17	36,500,000	36,281,401
Nexen, Inc.,
5.65%, 05/15/17	2,000,000	2,185,446
Petrobras Global Finance BV,
1.85%, 05/20/16 (b)	5,000,000	4,800,200
Petrobras International Finance Co.,
2.88%, 02/06/15 (d)	10,000,000	9,979,990
3.88%, 01/27/16 (d)	5,000,000	4,925,000
Rowan Cos., Inc.,
5.00%, 09/01/17	32,775,000	34,004,046
Total Capital International SA,
0.75%, 01/25/16	5,000,000	4,994,688
Transocean, Inc.,
5.05%, 12/15/16	5,000,000	5,000,000
2.50%, 10/15/17	28,000,000	24,710,000
6.00%, 03/15/18 (d)	1,905,000	1,828,800
7.38%, 04/15/18	6,483,000	6,369,548
WPX Energy, Inc.,
5.25%, 01/15/17 (d)	905,000	909,525

		238,417,859

Pharmaceuticals 0.7%
AbbVie, Inc.,
1.20%, 11/06/15	21,000,000	21,053,844

Real Estate Investment Trusts (REITs) 1.4%
CommonWealth REIT,
6.25%, 06/15/17	3,500,000	3,751,669

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Highwoods Realty LP,
5.85%, 03/15/17	$5,200,000	$5,653,311
ProLogis LP,
2.75%, 02/15/19	10,000,000	10,153,897
Scentre Group Trust 1/Scentre Group Trust 2,
2.38%, 11/05/19 (a)	8,000,000	7,931,520
WEA Finance LLC/Westfield UK & Europe Finance PLC,
1.75%, 09/15/17 (a)	10,000,000	9,957,203
2.70%, 09/17/19 (a)	7,000,000	7,003,048

		44,450,648

Road & Rail 1.3%
Burlington Northern Santa Fe LLC,
6.88%, 02/15/16	8,210,000	8,730,520
ERAC USA Finance LLC,
5.60%, 05/01/15 (a)	1,225,000	1,244,058
5.90%, 11/15/15 (a)	1,780,000	1,857,132
1.40%, 04/15/16 (a)	2,065,000	2,073,286
2.75%, 03/15/17 (a)	3,000,000	3,078,322
6.38%, 10/15/17 (a)	1,505,000	1,689,920
Federal Express Corp. 1993 Pass Through Trust,
Series B2, 7.63%, 01/01/15	661,217	661,215
Series A2, 8.76%, 05/22/15	118,667	122,098
Series C2, 7.96%, 03/28/17	667,794	720,976
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.85%, 01/15/19	7,105,919	7,843,092
Series 981A, 6.72%, 01/15/22	649,538	752,304
FedEx Corp.,
8.00%, 01/15/19	2,974,000	3,621,529
Union Pacific Railroad Co. 2000 Pass Through Trust,
Series 00-1, 8.00%, 01/10/21	5,315,525	6,009,086

		38,403,538

Semiconductors & Semiconductor Equipment 0.3%
Sensata Technologies BV,
6.50%, 05/15/19 (a)	10,000,000	10,375,000

Specialty Retail 0.2%
L Brands, Inc.,
6.90%, 07/15/17	5,000,000	5,500,000

Technology Hardware, Storage & Peripherals 0.3%
Hewlett-Packard Co.,
2.35%, 03/15/15	6,000,000	6,019,385
2.20%, 12/01/15	2,000,000	2,019,752

		8,039,137

15

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Textiles, Apparel & Luxury Goods 0.1%
Levi Strauss & Co.,
7.63%, 05/15/20	$2,725,000	$2,861,250

Thrifts & Mortgage Finance 0.3%
Santander Holdings USA, Inc.,
4.63%, 04/19/16	9,000,000	9,377,698

Tobacco 0.5%
Lorillard Tobacco Co.,
3.50%, 08/04/16 (d)	15,700,000	16,174,625

Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.,
5.25%, 09/01/18 (d)	8,000,000	8,280,000

Total Corporate Bonds (cost $1,868,599,498)		1,862,189,318

Municipal Bonds 0.5%
Illinois 0.3%
State of Illinois, GO, 4.51%, 03/01/15	8,000,000	8,055,520

New Jersey 0.2%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/18	8,000,000	7,814,320

Total Municipal Bonds (cost $16,000,000)		15,869,840

U.S. Government Mortgage Backed Agencies 0.2%
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1Q0648
2.19%, 06/01/37 (b)	1,930,687	2,064,269
Pool# 1B3601
2.54%, 10/01/37 (b)	537,596	576,233
Federal National Mortgage Association Pool
Pool# 747271
2.39%, 07/01/34 (b)	1,639,919	1,751,324
Pool# 886345
6.41%, 08/01/36 (b)	169,081	181,232
Pool# 893776
5.96%, 09/01/36 (b)	318,378	342,654
Pool# 949691
5.88%, 09/01/37 (b)	262,288	282,287

Total U.S. Government Mortgage Backed Agencies (cost $4,990,910)		5,197,999

U.S. Government Sponsored & Agency Obligations 1.9%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp.
0.42%, 09/18/15	$15,000,000	$15,009,053
1.25%, 05/12/17 (d)	29,000,000	29,197,519
Federal National Mortgage Association 2.00%, 09/21/15	10,000,000	10,120,560
New Valley Generation II Pass Through Trust 5.57%, 05/01/20	3,582,289	4,019,954

Total U.S. Government Sponsored & Agency Obligations (cost $58,413,067)		58,347,086

U.S. Treasury Notes 10.3%
U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/16 (e)	18,750,000	20,099,482
0.13%, 04/15/17 (d)(e)	18,500,000	19,351,247
U.S. Treasury Notes
0.38%, 04/30/16 (d)	87,500,000	87,458,980
0.38%, 05/31/16 (d)	50,000,000	49,960,940
0.88%, 04/15/17 (d)	98,500,000	98,623,125
1.75%, 09/30/19	39,500,000	39,722,188

Total U.S. Treasury Notes (cost $316,006,446)		315,215,962

Yankee Dollars 1.8%
Chemicals 0.1%
Agrium, Inc., 7.70%, 02/01/17	3,647,000	4,065,058

Energy Equipment & Services 0.2%
Weatherford International Ltd., 5.50%, 02/15/16	7,000,000	7,205,212

Industrial Conglomerates 0.2%
Tyco International Finance SA, 3.38%, 10/15/15	6,762,000	6,906,877

Metals & Mining 0.9%
Glencore Canada Corp., 5.50%, 06/15/17	$8,000,000	$8,613,144
Teck Resources Ltd.
5.38%, 10/01/15	8,820,000	9,052,029
3.85%, 08/15/17	4,725,000	4,836,216
Xstrata Canada Corp., 6.00%, 10/15/15	3,650,000	3,794,304

		26,295,693

16

Statement of Investments (Continued)

December 31, 2014

NVIT Short Term Bond Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.4%
Noble Holding International Ltd., 3.45%, 08/01/15	$11,000,000	$11,139,480

Total Yankee Dollars (cost $55,558,317)		55,612,320

Repurchase Agreements 0.3%
Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $4,911,514, collateralized by U.S. Government Agency Securities, ranging from 1.63%-4.00%, maturing 11/20/21-02/20/44; total market value $5,009,741. (f)(g)	4,911,493	4,911,493
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $5,000,022, collateralized by U.S. Government Agency Securities, ranging from 1.63%-7.00%, maturing 08/20/18-12/20/44; total market value $5,100,000. (f)(g)	5,000,000	5,000,000

Total Repurchase Agreements (cost $9,911,493)		9,911,493

Total Investments (cost $3,050,286,180) (h) — 99.2%		3,037,259,524
Other assets in excess of liabilities — 0.8%		25,356,393

NET ASSETS — 100.0%		$3,062,615,917

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $747,648,080 which represents 24.41% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2014.
(d)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $270,471,365 , which was collateralized by repurchase agreements with a value of $9,911,493 and $264,944,643 of collateral in the form of U.S. Government Treasury and Agency securities, interest rates ranging from 0.00% - 12.00%, and maturity dates ranging from 01/08/15 - 10/20/64, a total value of $274,856,136.

(e)	Principal amounts are not adjusted for inflation.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $9,911,493.

(g)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

AG	Stock Corporation

BV	Private Limited Liability Company

GO	General Obligation

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2014

NVIT Short Term Bond Fund
Assets:
Investments, at value* (cost $3,040,374,687)	$3,027,348,031
Repurchase agreements, at value (cost $9,911,493)	9,911,493

Total Investments, at value (total cost $3,050,286,180)	3,037,259,524

Cash	53,962,088
Interest receivable	18,272,716
Security lending income receivable	16,655
Receivable for investments sold	673,009
Receivable for capital shares issued	801,349
Prepaid expenses	3,830

Total Assets	3,110,989,171

Liabilities:
Payable for investments purchased	36,914,459
Payable for capital shares redeemed	497,410
Payable upon return of securities loaned (Note 2)	9,911,493
Accrued expenses and other payables:
Investment advisory fees	871,328
Fund administration fees	71,505
Distribution fees	29,177
Administrative servicing fees	16,865
Accounting and transfer agent fees	2,251
Custodian fees	8,851
Compliance program costs (Note 3)	2,401
Professional fees	35,978
Printing fees	7,495
Other	4,041

Total Liabilities	48,373,254

Net Assets	$3,062,615,917

Represented by:
Capital	$3,083,775,104
Accumulated undistributed of net investment income	3,466,890
Accumulated net realized losses from investments	(11,599,421)
Net unrealized appreciation/(depreciation) from investments	(13,026,656)

Net Assets	$3,062,615,917

*	Includes value of securities on loan of $270,471,365 (Note 2)

18

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Short Term Bond Fund
Net Assets:
Class I Shares	$25,748,537
Class II Shares	138,578,470
Class Y Shares	2,898,288,910

Total	$3,062,615,917

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,474,007
Class II Shares	13,367,900
Class Y Shares	278,617,024

Total	294,458,931

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.41
Class II Shares	$10.37
Class Y Shares	$10.40

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2014

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$46,365,182
Income from securities lending (Note 2)	240,276
Dividend income	12,786

Total Income	46,618,244

EXPENSES:
Investment advisory fees	9,111,513
Fund administration fees	757,480
Distribution fees Class II Shares	323,638
Administrative servicing fees Class I Shares	49,096
Administrative servicing fees Class II Shares	194,183
Professional fees	128,156
Printing fees	14,798
Trustee fees	77,361
Custodian fees	102,214
Accounting and transfer agent fees	13,155
Compliance program costs (Note 3)	8,513
Other	51,607

Total expenses before earnings credit	10,831,714

Earnings credit (Note 4)	(2,738)

Net Expenses	10,828,976

NET INVESTMENT INCOME	35,789,268

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,025,917
Net change in unrealized appreciation/(depreciation) from investments	(19,512,492)

Net realized/unrealized losses from investments	(17,486,575)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,302,693

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$35,789,268	$27,846,310
Net realized gains/(losses) from investments	2,025,917	(6,070,738)
Net change in unrealized appreciation/(depreciation) from investments	(19,512,492)	(15,233,264)

Change in net assets resulting from operations	18,302,693	6,542,308

Distributions to Shareholders From:
Net investment income:
Class I	(296,642)	(464,317)
Class II	(1,327,748)	(1,273,541)
Class Y	(38,129,567)	(28,084,042)
Net realized gains:
Class I	–	(30,309)
Class II	–	(92,923)
Class Y	–	(1,565,302)

Change in net assets from shareholder distributions	(39,753,957)	(31,510,434)

Change in net assets from capital transactions	917,003,707	721,343,824

Change in net assets	895,552,443	696,375,698

Net Assets:
Beginning of year	2,167,063,474	1,470,687,776

End of year	$3,062,615,917	$2,167,063,474

Accumulated undistributed net investment income at end of year	$3,466,890	$2,544,306

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,955,619	$19,935,919
Dividends reinvested	296,642	494,626
Cost of shares redeemed	(13,352,460)	(13,390,126)

Total Class I Shares	(10,100,199)	7,040,419

Class II Shares
Proceeds from shares issued	48,936,326	45,248,735
Dividends reinvested	1,327,748	1,366,464
Cost of shares redeemed	(31,124,705)	(24,629,044)

Total Class II Shares	19,139,369	21,986,155

Class Y Shares
Proceeds from shares issued	1,082,095,175	790,019,648
Dividends reinvested	38,129,567	29,649,344
Cost of shares redeemed	(212,260,205)	(127,351,742)

Total Class Y Shares	907,964,537	692,317,250

Change in net assets from capital transactions	$917,003,707	$721,343,824

21

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	280,909	1,891,595
Reinvested	28,513	47,253
Redeemed	(1,266,616)	(1,266,933)

Total Class I Shares	(957,194)	671,915

Class II Shares
Issued	4,668,419	4,310,311
Reinvested	128,128	130,941
Redeemed	(2,968,993)	(2,342,071)

Total Class II Shares	1,827,554	2,099,181

Class Y Shares
Issued	102,724,879	74,506,090
Reinvested	3,666,105	2,832,456
Redeemed	(20,160,680)	(12,052,079)

Total Class Y Shares	86,230,304	65,286,467

Total change in shares	87,100,664	68,057,563

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	–	$10.41	0.77%	$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013 (c)	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	–	$10.45	0.33%	$35,866,975	0.54%	1.36%	0.54%	40.88%
Year Ended December 31, 2012 (c)	$10.34	0.17	0.23	0.40	(0.18)	–	(0.18)	–	$10.56	3.83%	$29,144,698	0.55%	1.56%	0.55%	42.18%
Year Ended December 31, 2011 (c)	$10.38	0.18	(0.03)	0.15	(0.19)	–	(0.19)	–	$10.34	1.45%	$5,436,533	0.55%	1.71%	0.55%	57.05%
Year Ended December 31, 2010 (c)	$10.29	0.16	0.12	0.28	(0.17)	(0.02)	(0.19)	–	$10.38	2.68%	$5,565,250	0.57%	1.56%	0.57%	43.59%

Class II Shares
Year Ended December 31, 2014 (c)	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	–	$10.37	0.49%	$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013 (c)	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	–	$10.42	0.11%	$120,240,147	0.79%	1.12%	0.79%	40.88%
Year Ended December 31, 2012 (c)	$10.31	0.15	0.21	0.36	(0.14)	–	(0.14)	–	$10.53	3.52%	$99,432,317	0.80%	1.40%	0.80%	42.18%
Year Ended December 31, 2011 (c)	$10.34	0.15	(0.02)	0.13	(0.16)	–	(0.16)	–	$10.31	1.30%	$91,686,274	0.80%	1.46%	0.80%	57.05%
Year Ended December 31, 2010 (c)	$10.25	0.14	0.11	0.25	(0.14)	(0.02)	(0.16)	–	$10.34	2.42%	$100,026,945	0.82%	1.33%	0.82%	43.59%

Class Y Shares
Year Ended December 31, 2014 (c)	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	–	$10.40	0.87%	$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013 (c)	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	–	$10.45	0.46%	$2,010,956,352	0.39%	1.51%	0.39%	40.88%
Year Ended December 31, 2012 (c)	$10.33	0.19	0.22	0.41	(0.18)	–	(0.18)	–	$10.56	4.02%	$1,342,110,761	0.40%	1.78%	0.40%	42.18%
Year Ended December 31, 2011 (c)	$10.36	0.19	(0.01)	0.18	(0.21)	–	(0.21)	–	$10.33	1.70%	$991,530,300	0.40%	1.87%	0.40%	57.05%
Year Ended December 31, 2010 (c)	$10.28	0.18	0.10	0.28	(0.18)	(0.02)	(0.20)	–	$10.36	2.73%	$637,718,772	0.42%	1.72%	0.42%	43.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds, NVIT Investor Destinations Funds, and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

24

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

25

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%-4.00%, maturing 11/20/21-02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63%-7.00%, maturing 8/20/18-12/20/44; total market value $255,000,000

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$4,911,493	$—	$4,911,493	$(4,911,493)	$—
Goldman Sachs & Co.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$9,911,493	$—	$9,911,493	$(9,911,493)	$—
Amounts designated as — are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to paydown gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments
$—	$4,887,273	$(4,887,273)

Amount designated as “—“ is zero or has been rounded to zero.

27

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

28

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.34%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $2,170,234 during the year ended December 31, 2014.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $757,480 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $8,513.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $243,279 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

29

Notes to Financial Statements (Continued)

December 31, 2014

securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $1,866,172,614 and sales of $913,770,035 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $346,663,314 and sales of $128,015,259 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

30

Notes to Financial Statements (Continued)

December 31, 2014

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$39,753,957	$—	$39,753,957	$—	$39,753,957

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,510,434	$—	$31,510,434	$—	$31,510,434

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,466,890	$—	$3,466,890	$(11,599,421)	$(13,026,656)	$(21,159,187)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,050,286,180	$10,435,307	$(23,461,963)	$(13,026,656)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$11,599,421	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Short Term Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

32

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

34

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

38

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

39

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

40

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

41

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Annual Report

December 31, 2014

Loring Ward NVIT Capital Appreciation Fund

AR-LW-CAP 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Loring Ward NVIT Capital Appreciation Fund

For the annual period ended December 31, 2014, the Loring Ward NVIT Capital Appreciation Fund (Class II) returned 3.13% versus 12.56% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 50 funds as of December 31, 2014) was 4.60% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Loring Ward’s Asset Class Investing portfolios are strategically invested with a focus on long-term performance objectives. Portfolio allocations and investments are not adjusted in response to market news or economic events; however, we evaluate and report on market and economic conditions to provide our investors with perspective and to put portfolio performance in proper context.

U.S. stocks gained 13.7% for 2014, as measured by the broad-based S&P 500® Index, and U.S. economic data continued to be relatively strong for the period. Real gross domestic product (GDP) gained 4.6% in the second quarter of 2014 and 5.0% in the third quarter. The weather-related drop of 2.1% in the first quarter of 2014 served to make that period the only quarter of the past five as of December 31, 2014, to come in below 3.5%. Through the period, the U.S. unemployment rate fell by 0.9% and was down a full 2% from two years prior. Home price gains continued to moderate during 2014, gaining 4.6% annually over the previous year. Inflation ended the year at just 1.3%, below the Federal Reserve’s stated goal for inflation, likely indicating little concern about tightening monetary policy in the short term.

International stock returns fell in 2014, primarily due to the strength of the U.S. dollar. The price of oil was down nearly 50% at year-end from the high of the period established in June 2014. As with many economic figures, the impact of U.S. dollar appreciation and oil price decline was mixed; some companies and countries were helped while others were hurt. For most consumers, the drop in gasoline prices provided and is likely to remain a boost to discretionary income, yet for oil-producing countries the fall was a hit to national income.

Key to our investment strategy is efficiently diversifying global exposure in the Fund, with roughly 40% of the Fund’s stock exposure in international markets. After achieving vast global diversification, we add tilts in the portfolio to areas where we believe the extra risks are rewarded with premiums over time, such as emphasizing deep-value securities and small-capitalization securities. For additional diversification we add smaller allocations to emerging markets and real estate investment trusts (REITs). In the fixed-income area, we invest in shorter-term, high-credit-quality bonds in order to reduce the overall volatility of the portfolio.

Allocation Attribution

When looking at the attribution of performance, the value and small-cap overweights included within the Loring Ward portfolios produced largely negative results during the reporting period. U.S. small-cap stocks underperformed large-cap stocks by 8.34% in 2014. The relative underperformance was the worst seen in the past 16 years. International value stocks underperformed their growth stock counterparts by 2.15% in 2014. Allocation to emerging markets contributed positively to Fund performance as emerging markets outperformed the international developed markets by 2.7% for the year.

Manager Selection Attribution

The Loring Ward NVIT portfolios are implemented with Dimensional Fund Advisors (DFA) mutual funds. During 2014 this resulted in underperformance compared to our allocation benchmarks. U.S. and international equity funds underperformed their benchmarks primarily due to the deeper emphasis to value companies and small-cap securities. In particular, the energy sector underperformed and DFA Value funds had higher allocation to the energy sector relative to the benchmarks. The funds’ exclusion of REITs also detracted from performance as REITs gained 32% for the year and constituted the best-performing asset class.

4

Fund Commentary (con’t.)	Loring Ward NVIT Capital Appreciation Fund

Derivatives

Loring Ward has not purchased any derivatives within the model allocations for the Nationwide Variable Insurance Trust. Loring Ward invests solely in open-ended mutual funds.

Recap

Key to our investment philosophy is maintaining a consistent, strategic market exposure over the long term. The predetermined tilts toward value and small securities have been proven academically over the long run. Using DFA as a mutual fund provider brought value to every stock asset class. We believe we are well positioned to participate in future capital market returns and provide well-diversified exposure to investors of the Nationwide Variable Insurance Trust.

Subadviser:

LWI Financial Inc.

Portfolio Managers:

Matthew J. Carvalho, Joni L. Clark and Sheldon P. McFarland

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Loring Ward NVIT Capital Appreciation Fund

Objective

The Fund seeks primarily to provide growth of capital, and secondarily current income.

Highlights

•	The Loring Ward NVIT Capital Appreciation Fund (Class II) returned 3.13%, underperforming the benchmark by 9.43% and the Lipper peer category median by 1.47% during the reporting period.

•	The value and small-capitalization overweights included within the Loring Ward portfolios produced largely negative results during the reporting period.

•	Allocation to emerging markets contributed positively to Fund performance as emerging markets outperformed the international developed markets by 2.7% for the year.

Asset Allocation†

Equity Funds	87.0%
Fixed Income Funds	11.9%
Money Market Fund	1.7%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	22.0%
DFA VA International Value Portfolio	17.4%
DFA VA U.S. Large Value Portfolio	16.0%
DFA U.S. Small Cap Portfolio, Institutional Class	10.7%
DFA VA International Small Portfolio	8.4%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	6.5%
DFA VA Global Bond Portfolio	6.5%
DFA VA Short-Term Fixed Portfolio	5.4%
DFA Real Estate Securities Portfolio, Institutional Class	5.4%
NVIT Money Market Fund, Class Y	1.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Loring Ward NVIT Capital Appreciation Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	Inception[2]
Class II	3.13%	11.63%
Class P	3.34%	11.86%
Russell 3000® Index	12.56%	21.03%
CPI	0.76%	1.02%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	5.79%	1.09%
Class P	5.64%	0.94%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Loring Ward NVIT Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Loring Ward NVIT Capital Appreciation Fund since inception through 12/31/14 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Loring Ward NVIT Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014 . Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Capital Appreciation Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	976.10	3.64	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.53	3.72	0.73
Class P Shares	Actual	(b)	1,000.00	977.20	2.89	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Loring Ward NVIT Capital Appreciation Fund

Mutual Funds 100.6%

	Shares	Market Value

Equity Funds 87.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	10,686	$202,186
DFA Real Estate Securities Portfolio, Institutional Class	5,086	168,189
DFA U.S. Core Equity 1 Portfolio, Institutional Class	38,265	685,709
DFA U.S. Small Cap Portfolio, Institutional Class	10,736	334,414
DFA VA International Small Portfolio	23,778	262,986
DFA VA International Value Portfolio	46,278	542,837
DFA VA U.S. Large Value Portfolio	21,731	499,171

Total Equity Funds (cost $2,586,263)		2,695,492

Fixed Income Funds 11.9%
DFA VA Global Bond Portfolio	18,753	200,846
DFA VA Short-Term Fixed Portfolio	16,626	169,257

Total Fixed Income Funds (cost $372,865)		370,103

Money Market Fund 1.7%
NVIT Money Market Fund, Class Y, 0.00% * (a)(b)	53,678	53,678

Total Money Market Fund (cost $53,678)		53,678

Total Mutual Funds (cost $3,012,806)		3,119,273

Total Investments (cost $3,012,806) (c) — 100.6%		3,119,273
Liabilities in excess of other assets — (0.6)%		(18,965)

NET ASSETS — 100.0%		$3,100,308

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2014.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

Loring Ward NVIT Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $53,678)	$53,678
Investments in non-affiliates, at value (cost $2,959,128)	3,065,595

Total Investments, at value (total cost $3,012,806)	3,119,273

Receivable for investments sold	581
Receivable for investment advisory fees	44
Prepaid expenses	3

Total Assets	3,119,901

Liabilities:
Payable for capital shares redeemed	581
Accrued expenses and other payables:
Fund administration fees	3,462
Distribution fees	655
Administrative servicing fees	99
Accounting and transfer agent fees	15
Custodian fees	12
Compliance program costs (Note 3)	19
Professional fees	9,554
Printing fees	4,655
Other	541

Total Liabilities	19,593

Net Assets	$3,100,308

Represented by:
Capital	$2,928,382
Accumulated net realized gains from non-affiliated investments	65,459
Net unrealized appreciation/(depreciation) from investments in non-affiliates	106,467

Net Assets	$3,100,308

Net Assets:
Class II Shares	$1,784,661
Class P Shares	1,315,647

Total	$3,100,308

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	150,176
Class P Shares	113,233

Total	263,409

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.88
Class P Shares	$11.62

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

Loring Ward NVIT Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$61,023

Total Income	61,023

EXPENSES:
Investment advisory fees	6,674
Fund administration fees	40,307
Distribution fees Class II	3,758
Distribution fees Class P	3,195
Administrative servicing fees Class II	2,220
Professional fees	14,161
Printing fees	11,213
Trustee fees	80
Custodian fees	63
Accounting and transfer agent fees	154
Other	1,834

Total expenses before earnings credit and expenses reimbursed	83,659

Earnings credit (Note 5)	(8)
Expenses reimbursed by adviser (Note 3)	(65,291)

Net Expenses	18,360

NET INVESTMENT INCOME	42,663

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	27,497
Net realized gains from investment transactions with non-affiliates	99,558

Net realized gains from non-affiliated investments	127,055

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(105,679)

Net realized/unrealized gains from non-affiliated investments	21,376

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,039

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Loring Ward NVIT Capital Appreciation Fund
	Year Ended December 31, 2014	Period ended December 31, 2013 (a)
Operations:
Net investment income	$42,663	$20,432
Net realized gains from non-affiliated investments non-affiliated investments	127,055	47,697
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(105,679)	212,146

Change in net assets resulting from operations	64,039	280,275

Distributions to Shareholders From:
Net investment income:
Class II	(22,149)	–
Class P	(23,463)	(23,240)
Net realized gains:
Class II	(59,704)	(1,815)
Class P	(41,110)	(2,705)

Change in net assets from shareholder distributions	(146,426)	(27,760)

Change in net assets from capital transactions	1,142,205	1,787,975

Change in net assets	1,059,818	2,040,490

Net Assets:
Beginning of year	2,040,490	–

End of year	$3,100,308	$2,040,490

Accumulated undistributed net investment income at end of year	$–	$1,067

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$1,461,611	$787,134
Dividends reinvested	81,853	1,815
Cost of shares redeemed	(529,856)	(29,663)

Total Class II Shares	1,013,608	759,286

Class P Shares
Proceeds from shares issued	84,053	1,003,439
Dividends reinvested	64,573	25,945
Cost of shares redeemed	(20,029)	(695)

Total Class P Shares	128,597	1,028,689

Change in net assets from capital transactions	$1,142,205	$1,787,975

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

13

Statements of Changes in Net Assets (Continued)

	Loring Ward NVIT Capital Appreciation Fund
	Year Ended December 31, 2014	Period ended December 31, 2013 (a)
SHARE TRANSACTIONS:
Class II Shares
Issued	117,559	71,631
Reinvested	6,774	153
Redeemed	(43,117)	(2,824)

Total Class II Shares	81,216	68,960

Class P Shares
Issued	7,000	100,227
Reinvested	5,472	2,218
Redeemed	(1,623)	(61)

Total Class P Shares	10,849	102,384

Total change in shares	92,065	171,344

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Capital Appreciation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2014 (e)	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%	$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (e)(f)	$10.00	0.28	1.78	2.06	–	(0.03)	(0.03)	$12.03	20.57%	$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Year Ended December 31, 2014 (e)	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%	$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (e)(f)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%	$1,210,657	0.59%	1.13%	5.20%	5.79%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Loring Ward NVIT Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other funds sponsored by Dimensional Fund Advisors LP (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II, and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following is the valuation policy of the affiliated Underlying Fund:

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds and distribution redesignation. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from non-affiliated investments
$—	$1,882	$(1,882)

Amount designated as “—” is zero or has been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

18

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2013 Amount (a)	Fiscal Year 2014 Amount	Total
$64,660	$65,291	$129,951

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $40,307 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $2,220 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Fund. The Fund’s transactions in the shares of the Underlying Fund during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2014
NVIT Money Market Fund, Class Y	$34,913	$29,577	$10,812	$—	$—	$53,678

Amounts designated as “—” are zero or have been rounded to zero.

Further information about the affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating

20

Notes to Financial Statements (Continued)

December 31, 2014

balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $1,661,459 and sales of $582,462 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. NVIT Money Market, which is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from 9 months to 2 years. As a result of the amendments, NVIT Money Market may be required to take certain steps with respect to its structure and/or operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,579	$98,847	$146,426	$—	$146,426

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$27,760	$—	$27,760	$—	$27,760

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$66,830	$66,830	$—	$105,096	$171,926

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,014,177	$192,309	$(87,213)	$105,096

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Loring Ward NVIT Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loring Ward NVIT Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.62%.

The Fund designates $98,847, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $3,826 or $0.0145 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $247 or $0.0009 per outstanding share.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

Loring Ward NVIT Moderate Fund

AR-LW-MOD 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Loring Ward NVIT Moderate Fund

For the annual period ended December 31, 2014, the Loring Ward NVIT Moderate Fund (Class II) returned 1.86% versus 12.56% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2014) was 5.50% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Loring Ward’s Asset Class Investing portfolios are strategically invested with a focus on long-term performance objectives. Portfolio allocations and investments are not adjusted in response to market news or economic events; however, we evaluate and report on market and economic conditions to provide our investors with perspective and to put portfolio performance in proper context.

U.S. stocks gained 13.7% for 2014, as measured by the broad-based S&P 500® Index, and U.S. economic data continued to be relatively strong for the period. Real gross domestic product (GDP) gained 4.6% in the second quarter of 2014 and 5.0% in the third quarter. The weather-related drop of 2.1% in the first quarter of 2014 served to make that period the only quarter of the past five as of December 31, 2014, to come in below 3.5%. The U.S. unemployment rate fell by 0.9% from the start of 2014 and was down a full 2% from two years prior by the end of 2014. Home price gains continued to moderate during 2014, gaining 4.6% annually over the previous year. Inflation ended the year at just 1.3%, below the Federal Reserve’s stated goal for inflation, likely indicating little concern about tightening monetary policy in the short term.

International stock returns fell in 2014, primarily due to the strength of the U.S. dollar. The price of oil was down nearly 50% at year-end. As with many economic figures, the impact of U.S. dollar appreciation and oil price decline was mixed; some companies and countries were helped while others were hurt. For most consumers, the drop in gasoline prices provided and is likely to remain a boost to discretionary income, yet for oil-producing countries the fall was a hit to national income.

Key to our investment strategy is efficiently diversifying global exposure in the Fund, with roughly 40% of the Fund’s stock exposure in international markets. After achieving vast global diversification, we add tilts in the portfolio to areas where we believe the extra risks are rewarded with premiums over time, such as emphasizing deep-value securities and small-capitalization securities. For additional diversification we add smaller allocations to emerging markets and real estate investment trusts (REITs). In the fixed-income area, we invest in shorter-term, high-credit-quality bonds in order to reduce the overall volatility of the portfolio.

Allocation Attribution

When looking at the attribution of performance, the value and small-cap overweights included within the Loring Ward portfolios produced largely negative results during the reporting period. U.S. small-cap stocks underperformed large-cap stocks by 8.34% in 2014. The relative underperformance was the worst seen in the past 16 years. International value stocks underperformed their growth stock counterparts by 2.15% in 2014. Allocation to intermediate-term fixed-income investments contributed positively to Fund performance as intermediate and long-term interest rates fell and longer-duration fixed-income investments outperformed for the year.

Manager Selection Attribution

The Loring Ward NVIT portfolios are implemented with Dimensional Fund Advisors (DFA) mutual funds. During 2014 this resulted in underperformance compared to our allocation benchmarks. U.S. and international equity funds underperformed their benchmarks primarily due to the deeper emphasis to value companies and small-cap securities. In particular, the energy sector underperformed and DFA Value funds had higher allocation to the energy sector relative to the benchmarks. The funds’ exclusion of REITs also detracted from performance as REITs gained 32% for the year and constituted the best-performing asset class.

4

Fund Commentary (con’t)	Loring Ward NVIT Moderate Fund

Derivatives

Loring Ward has not purchased any derivatives within our model allocations for the Nationwide Variable Investment Trusts. Loring Ward invests solely in open-ended mutual funds.

Recap

Key to our investment philosophy is maintaining a consistent, strategic market exposure over the long term. The predetermined tilts toward value and small securities have been proven academically over the long run. Using DFA as a mutual fund provider brings value to every stock asset class. We believe we are well positioned to participate in future capital market returns and provide well-diversified exposure to investors of the Nationwide Variable Insurance Trust.

Subadviser:

LWI Financial Inc.

Portfolio Managers:

Matthew J. Carvalho, Joni L. Clark and Sheldon P. McFarland

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Loring Ward NVIT Moderate Fund

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights

•	The Loring Ward NVIT Moderate Fund (Class II) returned 1.86%, underperforming the benchmark by 10.70% and the Lipper peer category median by 3.64% during the reporting period.

•	The value and small-capitalization overweights included within the Loring Ward portfolios produced largely negative results during the reporting period.

•

Allocation to intermediate-term fixed-income investments contributed positively to Fund performance as intermediate and long-term interest rates fell and longer-duration fixed-income investments outperformed for the year.

Asset Allocation†

Equity Funds	65.5%
Fixed Income Funds	32.9%
Money Market Fund	1.8%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	19.4%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	16.9%
DFA VA International Value Portfolio	16.6%
DFA VA Short-Term Fixed Portfolio	15.8%
DFA VA U.S. Large Value Portfolio	12.5%
DFA VA International Small Portfolio	8.8%
DFA U.S. Small Cap Portfolio, Institutional Class	8.2%
NVIT Money Market Fund, Class Y	1.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Loring Ward NVIT Moderate Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	Inception[2]
Class II	1.86%	9.61%
Class P	2.09%	9.76%
Russell 3000® Index	12.56%	21.03%
CPI	0.76%	1.02%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	3.91%	1.04%
Class P	3.76%	0.89%

^	Current effective prospectus dated April 30, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Loring Ward NVIT Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Loring Ward NVIT Moderate Fund since inception through 12/31/14 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Loring Ward NVIT Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Moderate Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class II Shares	Actual	(b)	1,000.00	976.60	3.64	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.53	3.72	0.73
Class P Shares	Actual	(b)	1,000.00	978.20	2.89	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Loring Ward NVIT Moderate Fund

Mutual Funds 100.2%

	Shares	Market Value

Equity Funds 65.5%
DFA U.S. Core Equity 1 Portfolio, Institutional Class	100,887	$1,807,896
DFA U.S. Small Cap Portfolio, Institutional Class	24,737	770,562
DFA VA International Small Portfolio	73,941	817,784
DFA VA International Value Portfolio	131,852	1,546,624
DFA VA U.S. Large Value Portfolio	50,652	1,163,478

Total Equity Funds (cost $5,976,257)		6,106,344

Fixed Income Funds 32.9%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	126,037	1,581,763
DFA VA Short-Term Fixed Portfolio	145,403	1,480,204

Total Fixed Income Funds (cost $3,069,457)		3,061,967

Money Market Fund 1.8%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	166,866	166,866

Total Money Market Fund (cost $166,866)		166,866

Total Mutual Funds (cost $9,212,580)		9,335,177

Total Investments (cost $9,212,580) (c) — 100.2%		9,335,177
Liabilities in excess of other assets — (0.2)%		(21,697)

NET ASSETS — 100.0%		$9,313,480

*	Denotes a non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2014.
(b)	Investment in affiliate.
(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

Loring Ward NVIT Moderate Fund
Assets:
Investments in affiliates, at value (cost $166,866)	$166,866
Investments in non-affiliates, at value (cost $9,045,714)	9,168,311

Total Investments, at value (total cost $9,212,580)	9,335,177

Receivable for capital shares issued	405
Prepaid expenses	8

Total Assets	9,335,590

Liabilities:
Payable for investments purchased	109
Payable for capital shares redeemed	296
Accrued expenses and other payables:
Investment advisory fees	1,726
Fund administration fees	3,572
Distribution fees	1,939
Administrative servicing fees	442
Accounting and transfer agent fees	19
Custodian fees	17
Compliance program costs (Note 3)	5
Professional fees	9,557
Printing fees	3,891
Other	537

Total Liabilities	22,110

Net Assets	$9,313,480

Represented by:
Capital	$9,095,713
Accumulated net realized gains from non-affiliated investments	95,170
Net unrealized appreciation/(depreciation) from investments in non-affiliates	122,597

Net Assets	$9,313,480

Net Assets:
Class II Shares	$7,431,953
Class P Shares	1,881,527

Total	$9,313,480

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	642,126
Class P Shares	164,963

Total	807,089

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.57
Class P Shares	$11.41

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2014

Loring Ward NVIT Moderate Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$154,530

Total Income	154,530

EXPENSES:
Investment advisory fees	15,819
Fund administration fees	41,125
Distribution fees Class II	12,838
Distribution fees Class P	3,640
Administrative servicing fees Class II	7,590
Professional fees	14,271
Printing fees	9,554
Trustee fees	170
Custodian fees	213
Accounting and transfer agent fees	163
Other	1,855

Total expenses before earnings credit and expenses reimbursed	107,238

Earnings credit (Note 5)	(2)
Expenses reimbursed by adviser (Note 3)	(61,369)

Net Expenses	45,867

NET INVESTMENT INCOME	108,663

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	75,774
Net realized gains from investment transactions with non-affiliates	54,821

Net realized gains from non-affiliated investment	130,595

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(166,364)

Net realized/unrealized losses from non-affiliated investments	(35,769)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,894

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Loring Ward NVIT Moderate Fund
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
Operations:
Net investment income	$108,663	$40,111
Net realized gains from non-affiliated investments	130,595	88,974
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(166,364)	288,961

Change in net assets resulting from operations	72,894	418,046

Distributions to Shareholders From:
Net investment income:
Class II	(88,128)	(19,266)
Class P	(26,905)	(25,702)
Net realized gains:
Class II	(73,125)	(14,747)
Class P	(21,435)	(6,504)

Change in net assets from shareholder distributions	(209,593)	(66,219)

Change in net assets from capital transactions	5,415,701	3,682,651

Change in net assets	5,279,002	4,034,478

Net Assets:
Beginning of period	4,034,478	–

End of period	$9,313,480	$4,034,478

Accumulated undistributed net investment income at end of period	$–	$1,479

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$4,911,787	$3,099,129
Dividends reinvested	161,253	34,013
Cost of shares redeemed	(334,510)	(538,915)

Total Class II Shares	4,738,530	2,594,227

Class P Shares
Proceeds from shares issued	670,511	1,061,011
Dividends reinvested	48,340	32,206
Cost of shares redeemed	(41,680)	(4,793)

Total Class P Shares	677,171	1,088,424

Change in net assets from capital transactions	$5,415,701	$3,682,651

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

13

Statements of Changes in Net Assets (Continued)

	Loring Ward NVIT Moderate Fund
	Year Ended December 31, 2014	Period Ended December 31, 2013(a)
SHARE TRANSACTIONS:
Class II Shares
Issued	416,040	289,564
Reinvested	13,783	2,950
Redeemed	(28,351)	(51,860)

Total Class II Shares	401,472	240,654

Class P Shares
Issued	56,571	105,360
Reinvested	4,190	2,833
Redeemed	(3,576)	(415)

Total Class P Shares	57,185	107,778

Total change in shares	458,657	348,432

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2014 (e)	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%	$7,431,953	0.73%	1.65%	1.64%	5.45%
Period Ended December 31, 2013 (e)(f)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%	$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Year Ended December 31, 2014 (e)	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%	$1,881,527	0.58%	1.61%	1.56%	5.45%
Period Ended December 31, 2013 (e)(f)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%	$1,236,183	0.58%	1.16%	3.54%	24.51%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Loring Ward NVIT Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other funds sponsored by Dimensional Fund Advisors LP (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II and Class P shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following is the valuation policy of the affiliated Underlying Fund:

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds and distribution redesignation. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from non-affiliated investments
$—	$4,891	($4,891)

Amount designated as “—“ is zero or has been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

18

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount (a)	Fiscal Year 2014 Amount	Total
$63,751	$61,369	$125,120

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $41,125 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $7,590 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investment	in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Fund. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2014
NVIT Money Market Fund, Class Y	$72,048	$100,945	$6,127	$—	$—	$166,866

Amounts designated as “—” are zero or have been rounded to zero.

Further information about the affiliated Underlying Fund may be found in such underlying fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5. Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances

20

Notes to Financial Statements (Continued)

December 31, 2014

are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $5,764,703 and sales of $361,486 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. NVIT Money Market, which is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from 9 months to 2 years. As a result of the amendments, NVIT Money Market may be required to take certain steps with respect to its structure and/or operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$117,671	$91,922	$209,593	$—	$209,593

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$66,219	$—	$66,219	$—	$66,219

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$97,581	$97,581	$—	$120,186	$217,767

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$9,214,991	$333,222	$(213,036)	$120,186

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Loring Ward NVIT Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loring Ward NVIT Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

23

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.93%.

The Fund designates $91,922, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

24

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

32

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

33

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Annual Report

December 31, 2014

NVIT Flexible Moderate Growth Fund

AR-FLX-MOD 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Flexible Moderate Growth Fund

For the period from the Fund’s inception on April 30, 2014, through December 31, 2014, the NVIT Flexible Moderate Growth Fund (Class P) returned 3.41% versus 2.34% for its benchmark, the MSCI ACWI. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 75 funds as of December 31, 2014) was 1.62% for the same time period.

Please note that the Fund has an inception date of April 30, 2014, giving it an eight-month track record. This abbreviated reporting period provides limited insights.

The Fund’s return for the 8-month period covered in this report was driven primarily by strong positive returns across the equity markets in the U.S. In general, U.S. equity markets led the way as stocks of large, mid and small capitalization posted gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose 8.56%, the S&P MidCap 400® Index (mid-cap stocks) increased 8.22%, and the Russell 2000® Index (small-cap stocks) gained 7.92% during the reporting period. During the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities but continued to maintain a 0% federal funds rate.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted negative returns during the reporting period as well. The MSCI EAFE® Index (representing developed international markets) posted a loss of 6.97% during the reporting period, affected by a generally slowing European economy and Japanese recession.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) returned 3.18% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped more than 80 basis points, from 2.66% in May 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s underlying investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund, combined with their allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period. The Fund’s underlying investment in the Nationwide High Yield Bond Fund detracted from Fund performance during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A Richer, Nationwide Fund Advisors

The Fund is designed to provide diversification across traditional asset classes in combination with nontraditional asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Flexible Moderate Growth Fund

Objective

The Fund seeks long-term growth of capital through a broad and flexible allocation in stocks, bonds and other asset classes through investment in other mutual funds.

Highlights

•	For the reporting period, the NVIT Flexible Moderate Growth Fund (Class P) returned 3.41%, outperforming the benchmark by 1.07% and the Lipper peer category median by 1.79%.

•

The returns from the Fund’s underlying investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period.

•	The Fund’s underlying investment in the Nationwide High Yield Bond Fund detracted from overall Fund performance during the reporting period.

Asset Allocation†

Equity Funds	64.5%
Fixed Income Funds	20.0%
Asset Allocation Funds	16.1%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	18.0%
NVIT Core Bond Fund, Class Y	14.9%
NVIT Mid Cap Index Fund, Class Y	14.2%
Nationwide Portfolio Completion Fund, Institutional Class	13.8%
Nationwide US Small Cap Value Fund, Institutional Class	8.2%
NVIT International Index Fund, Class Y	7.9%
NVIT Real Estate Fund, Class Y	7.1%
Federated NVIT High Income Bond Fund, Class Y	5.0%
Nationwide Global Equity Fund, Institutional Class	4.9%
NVIT Emerging Markets Fund, Class Y	3.9%
Rydex Variable Trust — Managed Futures Strategy	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

5

Fund Performance	NVIT Flexible Moderate Growth Fund

Average Annual Total Return1

(For period ended December 31, 2014)

Inception[2]
Class P	3.41%
MSCI ACWI	2.34%
CPI	(0.95)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	1.41%	1.09%

^	Current effective prospectus dated April 22, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	NVIT Flexible Moderate Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the NVIT Flexible Moderate Growth Fund since inception through 12/31/14 versus performance of the MSCI ACWI and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Flexible Moderate Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Moderate Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class P Shares	Actual	(b)	1,000.00	998.10	2.77	0.55
	Hypothetical(b)(c)		1,000.00	1,022.43	2.80	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Flexible Moderate Growth Fund

Mutual Funds 100.6%

	Shares	Market Value

Asset Allocation Funds 16.1%
Nationwide Portfolio Completion Fund, Institutional Class (a)	28,188	$266,936
Rydex Variable Trust — Managed Futures Strategy Fund*	1,969	41,085

Total Asset Allocation Funds (cost $319,235)		308,021

Equity Funds 64.5%
Nationwide Global Equity Fund, Institutional Class (a)	5,948	94,694
Nationwide US Small Cap Value Fund, Institutional Class (a)	11,537	157,710
NVIT Emerging Markets Fund, Class Y (a)	6,840	75,378
NVIT International Index Fund, Class Y (a)	16,832	151,659
NVIT Mid Cap Index Fund, Class Y (a)	10,876	272,992
NVIT Real Estate Fund, Class Y (a)	16,086	136,252
NVIT S&P 500 Index Fund, Class Y (a)	24,315	347,941

Total Equity Funds (cost $1,285,737)		1,236,626

Fixed Income Funds 20.0%
Federated NVIT High Income Bond Fund, Class Y (a)	14,452	96,106
NVIT Core Bond Fund, Class Y (a)	26,338	287,346

Total Fixed Income Funds (cost $394,971)		383,452

Total Mutual Funds (cost $1,999,943)		1,928,099

Total Investments (cost $1,999,943) (b) — 100.6%		1,928,099
Liabilities in excess of other assets — (0.6)%		(10,696)

NET ASSETS — 100.0%		$1,917,403

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2014

NVIT Flexible Moderate Growth Fund
Assets:
Investments in affiliates, at value (cost $1,963,514)	$1,887,014
Investments in non-affiliates, at value (cost $36,429)	41,085

Total Investments, at value (total cost $1,999,943)	1,928,099

Receivable for investments sold	40
Receivable for investment advisory fees	1,834
Prepaid offering costs	5,863

Total Assets	1,935,836

Liabilities:
Payable for capital shares redeemed	40
Accrued expenses and other payables:
Fund administration fees	3,218
Distribution fees	404
Accounting and transfer agent fees	137
Custodian fees	561
Compliance program costs (Note 3)	46
Professional fees	8,718
Printing fees	5,040
Other	269

Total Liabilities	18,433

Net Assets	$1,917,403

Represented by:
Capital	$1,990,111
Accumulated net realized gains from affiliated and non-affiliated investments	(864)
Net unrealized appreciation/(depreciation) from investments in affiliates	(76,500)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,656

Net Assets	$1,917,403

Net Assets:
Class P Shares	$1,917,403

Total	$1,917,403

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	195,534

Total	195,534

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.81

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Period Ended December 31, 2014

NVIT Flexible Moderate Growth Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$36,748

Total Income	36,748

EXPENSES:
Organization and offering costs	11,005
Investment advisory fees	2,188
Fund administration fees	16,153
Distribution fees Class P Shares	2,734
Professional fees	12,866
Printing fees	16,082
Trustee fees	32
Custodian fees	603
Accounting and transfer agent fees	1,668
Compliance program costs (Note 3)	49
Other	616

Total expenses before earnings credit and expenses reimbursed	63,996

Earnings credit (Note 5)	(35)
Expenses reimbursed by adviser (Note 3)	(57,938)

Net Expenses	6,023

NET INVESTMENT INCOME	30,725

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	72,184
Net realized losses from investment transactions with affiliates	(7,793)
Net realized gains from investment transactions	1,081

Net realized gains from affiliated and non-affiliated investments	65,472

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(76,500)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	4,656

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(71,844)

Net realized/unrealized losses from affiliated and non-affiliated investments	(6,372)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,353

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets

NVIT Flexible Moderate Growth Fund
Period ended December 31, 2014 (a)
Operations:
Net investment income	$30,725
Net realized gains from affiliated and non-affiliated investments	65,472
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(71,844)

Change in net assets resulting from operations	24,353

Distributions to Shareholders From:
Net investment income:
Class P	(38,961)
Net realized gains:
Class P	(59,927)

Change in net assets from shareholder distributions	(98,888)

Change in net assets from capital transactions	1,991,938

Change in net assets	1,917,403

Net Assets:
Beginning of period	–

End of period	$1,917,403

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$2,557,568
Dividends reinvested	98,888
Cost of shares redeemed	(664,518)

Total Class P Shares	1,991,938

Change in net assets from capital transactions	$1,991,938

SHARE TRANSACTIONS:
Class P Shares
Issued	251,232
Reinvested	10,039
Redeemed	(65,737)

Total Class P Shares	195,534

Total change in shares	195,534

Amount	designated as “–” is zero or has been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Moderate Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class P Shares
Period Ended December 31, 2014 (d)(e)	$10.00	0.19	0.15	0.34	(0.21)	(0.32)	(0.53)	$9.81	3.41%	$1,917,403	0.55%	1.88%	5.84%	43.59%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Flexible Moderate Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

The Fund commenced operations on May 1, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

14

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the period ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

15

Notes to Financial Statements (Continued)

December 31, 2014

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, distribution redesignation, non-deductible offering costs, and non-deductible 12b-1 fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

16

Notes to Financial Statements (Continued)

December 31, 2014

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated and non-affiliated investments
$(1,827)	$8,236	$(6,409)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2014, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

17

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Total
$57,938	$57,938

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the period ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2014, NFM earned $16,153 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $49.

18

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gains Distributions	Market Value at December 31, 2014
Nationwide Portfolio Completion Fund, Institutional Class	$—	$382,037	$98,688	$4,887	$(543)	$2,437	$266,936
Nationwide Global Equity Fund, Institutional Class	—	131,411	32,474	1,616	96	—	94,694
Nationwide US Small Cap Value Fund, Institutional Class	—	227,856	50,618	—	(1,555)	18,781	157,710
NVIT Emerging Markets Fund, Class Y	—	110,382	28,577	689	1,077	—	75,378
NVIT International Index Fund, Class Y	—	218,854	49,881	3,571	(2,230)	—	151,659
NVIT Mid Cap Index Fund, Class Y	—	375,731	96,808	3,232	(2,369)	15,315	272,992
NVIT Real Estate Fund, Class Y	—	217,345	55,756	3,903	(10,687)	35,651	136,252
NVIT S&P 500 Index Fund, Class Y	—	462,841	135,341	6,472	6,620	—	347,941
Federated NVIT High Income Bond Fund, Class Y	—	136,134	34,742	3,993	(57)	—	96,106
NVIT Core Bond Fund, Class Y	—	404,017	112,235	8,385	1,855	—	287,346

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Fund has been added to the Trust and Nationwide Mutual Funds (together, the “Trusts”) renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London

19

Notes to Financial Statements (Continued)

December 31, 2014

Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the period ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $2,716,280 and sales of $709,624 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,590	$47,298	$98,888	$—	$98,888

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$18,971	$18,971	$—	$(91,679)	$(72,708)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

20

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,019,778	$22,419	$(114,098)	$(91,679)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Flexible Moderate Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Flexible Moderate Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of at December 31, 2014 by correspondence with the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 20.21%.

The Fund designates $47,298, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $5,394 or $0.0276 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $202 or $0.0010 per outstanding share.

23

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

24

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

31

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

32

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Annual Report

December 31, 2014

NVIT Core Plus Bond Fund

AR-CPB 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Core Plus Bond Fund

For the annual period ended December 31, 2014, the NVIT Core Plus Bond Fund (Class Y) returned 5.31% versus 5.97% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 35 funds as of December 31, 2014) was 5.59% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

When the year began, the overwhelming consensus was for U.S. interest rates to move higher amid a backdrop of improving economic growth. After stumbling early in the year, the economy quickly regained its footing. Intermediate and longer-term yields, however, declined in 2014. This downward trend was triggered by a number of factors, including benign inflation, moderating global growth, geopolitical issues and overall strong demand. In addition, the Federal Reserve vowed to take a measured approach in terms of rates. In a reversal from 2013, the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) flattened during the year. For 2014 as a whole, the yield on the two-year Treasury rose 29 basis points (bps), whereas the 10-year Treasury yield fell 86 bps. Most spread sectors outperformed equal-duration Treasurys for the year. The best absolute performers were longer-term government/credit and longer-term corporate securities, both of which posted double-digit returns. In contrast, local emerging market debt and Treasury Inflation-Protected Securities (TIPS) were relative underperformers.

The Fund modestly underperformed its benchmark during the reporting period. Detracting the most from the Fund’s performance was its duration and yield curve positioning. In particular, having a defensive duration that was shorter than that of the benchmark detracted from Fund performance as yields generally declined during the year. Elsewhere, the Fund’s out-of-benchmark allocations to high-yield corporate bonds and TIPS were negative for Fund results. High-yield corporate bond spreads widened during the second half of the year due to poor technicals and weakness in the energy sector. TIPS were negatively affected as inflation expectations moderated, given sharply falling oil prices. On the upside, the Fund’s allocations to commercial mortgage-backed securities (CMBS) and global developed sovereigns, along with security selection of Agency mortgage-backed securities (MBS), were additive to Fund performance during the reporting period.

The Fund held financial futures contracts during the reporting period. The use of these futures was most prevalent in relation to the Fund’s duration and yield curve positioning. During the course of the year, we sold futures across the yield curve to reduce interest rate risk in the Fund. Given that interest rates were lower in 2014, the use of futures detracted from relative Fund performance during the reporting period.

Despite our expectations for continued growth in the U.S., global economic issues and sharply falling oil prices may give the Fed additional flexibility in terms of the timing of its first rate hike. In our view, the first rate hike will occur in either the second half of 2015 or the first quarter 2016. In such a case, the federal funds rate could be 0% to 0.25% to 0.75% by the end of 2015. We plan to maintain our long-held strategy of overweighting the spread sectors, as we feel it is appropriate to achieve results that are consistent with client objectives.

Subadviser:

Neuberger Berman Fixed Income LLC

Portfolio Managers:

Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler and Thomas A. Sontag

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Core Plus Bond Fund

Objective

The Fund seeks long-term total return, consistent with reasonable risk.

Highlights

•	The NVIT Core Plus Bond Fund (Class Y) returned 5.31%, underperforming the benchmark by 0.66% and the Lipper peer category median by 0.28% during the reporting period

•	Detracting the most from the Fund’s performance was its duration and yield curve positioning

•

On the upside, the Fund’s allocations to commercial mortgage-backed securities (CMBS) and global developed sovereigns, along with security selection of Agency mortgage-backed securities (MBS), were additive to Fund performance during the reporting period

Asset Allocation†

Corporate Bonds	31.5%
U.S. Government Mortgage Backed Agencies	26.8%
U.S. Treasury Notes	16.4%
U.S. Treasury Bonds	9.3%
Commercial Mortgage Backed Securities	8.3%
Sovereign Bonds	5.6%
U.S. Government Sponsored & Agency Obligations	4.0%
Asset-Backed Securities	3.9%
Liabilities in excess of other assets††	(5.8)%
100.0%

Top Industries†††

Banks	5.0%
Oil, Gas & Consumable Fuels	3.2%
Capital Markets	2.9%
Diversified Telecommunication Services	2.3%
Media	1.8%
Gas Utilities	1.7%
Metals & Mining	1.6%
Home Equity	1.5%
Tobacco	1.2%
Electric Utilities	1.1%
Other Industries	77.7%
100.0%

Top Holdings†††

U.S. Treasury Notes, 3.63%, 08/15/19	7.5%
U.S. Treasury Notes, 0.25%, 12/31/15	4.4%
U.S. Treasury Bonds, 5.50%, 08/15/28	3.4%
Federal National Mortgage Association Pool TBA, 4.00%, 01/25/45	3.1%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/26	2.4%
U.S. Treasury Notes, 0.25%, 09/15/15	2.2%
U.S. Treasury Bonds, 6.25%, 08/15/23	2.0%
Federal National Mortgage Association Pool TBA, 4.50%, 01/25/45	1.9%
Federal Home Loan Banks, 0.25%, 01/12/16	1.6%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 01/15/45	1.3%
Other Holdings	70.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

5

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	5.09%	5.02%	6.04%
Class II	4.88%	4.76%	5.79%
Class Y	5.31%	5.19%	6.21%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.57%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.66%
Class II	0.91%
Class Y	0.51%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund since inception through 12/31/14 versus performance of the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,008.40	3.24	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.98	3.26	0.64
Class II Shares	Actual	(a)	1,000.00	1,007.20	4.50	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Class Y Shares	Actual	(a)	1,000.00	1,009.70	2.48	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49
(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Core Plus Bond Fund

Asset-Backed Securities 3.9%

	Principal Amount	Market Value

Home Equity 1.5%
Accredited Mortgage Loan Trust Series 2005-3, Class M1, 0.61%, 09/25/35 (a)	$4,255,000	$4,041,509
Series 2005-4, Class A2D, 0.49%, 12/25/35 (a)	1,340,461	1,293,889
Asset Backed Securities Corp. Home Equity, Series 2006-HE1, Class A3, 0.36%, 01/25/36 (a)	3,137,545	3,074,227
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2, Class M1, 0.92%, 05/25/35 (a)(b)	3,500,000	3,324,261
JP Morgan Mortgage Acquisition Trust, Series 2006-CW1, Class A4, 0.32%, 05/25/36 (a)	341,193	336,935
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 0.45%, 02/25/36 (a)	7,480,000	6,689,740
Residential Asset Securities Corp., Series 2004-KS5, Class MII1, 0.94%, 06/25/34 (a)	1,231,706	992,050
Soundview Home Loan Trust, Series 2007-1, Class 2A3, 0.34%, 03/25/37 (a)	1,678,944	1,518,483
Structured Asset Securities Corp., Series 2006-NC1, Class A4, 0.31%, 05/25/36 (a)	1,856,507	1,748,687

		23,019,781

Other 2.4%
Carrington Mortgage Loan Trust Series 2005-OPT2, Class M4, 1.14%, 05/25/35 (a)	3,954,000	3,211,323
Series 2006-NC1, Class A4, 0.48%, 01/25/36 (a)	6,000,000	4,671,323
Series 2006-RFC1, Class A3, 0.32%, 05/25/36 (a)	2,118,821	1,994,991
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1, Class M2, 0.54%, 01/25/36 (a)	1,410,000	1,261,688
GSAMP Trust, Series 2006-HE1, Class M1, 0.56%, 01/25/36 (a)	1,860,000	1,516,065
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1, 0.26%, 03/25/47 (a)	1,447,889	1,002,406

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Park Place Securities, Inc. Series 2004-WHQ2, Class M3, 1.20%, 02/25/35 (a)	$3,080,000	$2,947,707
Series 2004-WWF1, Class M4, 1.82%, 12/25/34 (a)	5,460,000	5,114,482
Residential Asset Mortgage Products, Inc. Series 2003-RS2, Class AII, 0.85%, 03/25/33 (a)	1,416,588	1,216,197
Series 2006-RZ1, Class M1, 0.57%, 03/25/36 (a)	2,700,000	2,473,346
Structured Asset Investment Loan Trust Series 2004-6, Class A3, 0.97%, 07/25/34 (a)	2,753,785	2,682,713
Series 2004-8, Class M1, 1.07%, 09/25/34 (a)	2,056,853	1,973,851
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-WF4, Class M4, 0.75%, 11/25/35 (a)	5,800,000	4,918,020
Series 2006-AM1, Class A4, 0.33%, 04/25/36 (a)	829,132	805,051

		35,789,163

Total Asset-Backed Securities (cost $51,096,906)		58,808,944

Commercial Mortgage Backed Securities 8.3%
Banc of America Commercial Mortgage, Inc.
Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	1,026,646	1,080,239
Series 2006-5, Class A4, 5.41%, 09/10/47	5,450,000	5,705,900
Series 2006-6, Class A4, 5.36%, 10/10/45	4,675,000	4,892,808
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class A4, 5.33%, 02/11/44	1,779,638	1,899,549
Series 2007-PW17, Class A4, 5.69%, 06/11/50 (a)	2,467,000	2,675,700
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	3,000,000	3,180,712
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.04%, 12/10/49 (a)	2,930,976	3,157,185

9

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Commercial Mortgage Pass Through Certificates Series 2013-CR12, Class XA, IO, 1.42%, 10/10/46 (a)	$20,890,281	$1,775,515
Series 2013-CR6, Class XB, IO, 0.63%, 03/10/46 (a)	33,000,000	1,382,558
Series 2013-LC6, Class XB, IO, 0.36%, 01/10/46 (a)(b)	30,500,000	855,376
Series 2014-CR16, Class XA, IO, 1.27%, 04/10/47 (a)	46,746,398	3,517,559
Series 2014-UBS3, Class XA, IO, 1.36%, 06/10/47 (a)	27,336,148	2,349,812
Series 2014-UBS6, Class XA, IO, 1.09%, 12/10/47 (a)	21,070,000	1,506,480
Credit Suisse Commercial Mortgage Trust Series 2006-C5, Class A3, 5.31%, 12/15/39	4,689,568	4,938,708
Series 2007-C5, Class A4, 5.70%, 09/15/40 (a)	4,120,000	4,458,370
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3, 5.81%, 06/15/38 (a)	1,688,117	1,763,094
Series 2006-C4, Class A3, 5.47%, 09/15/39	829,009	870,904
Series 2007-C1, Class A3, 5.38%, 02/15/40	182,966	193,896
Series 2007-C2, Class A3, 5.54%, 01/15/49 (a)	650,000	694,619
Series 2007-C3, Class A4, 5.70%, 06/15/39 (a)	1,944,726	2,081,303
Series 2007-C4, Class A4, 5.90%, 09/15/39 (a)	1,586,309	1,705,821
CW Capital Cobalt Ltd. Series 2006-C1, Class A4, 5.22%, 08/15/48	1,732,425	1,821,131
Series 2007-C3, Class A4, 5.77%, 05/15/46 (a)	1,997,554	2,167,541
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4, 5.74%, 12/10/49	6,825,000	7,391,581
Series 2007-GG9, Class A4, 5.44%, 03/10/39	4,465,000	4,754,279
GS Mortgage Securities Corp. II Series 2005-GG4, Class A4, 4.76%, 07/10/39	470,598	474,109
Series 2006-GG8, Class A4, 5.56%, 11/10/39	639,204	677,378
Series 2007-GG10, Class A4, 5.80%, 08/10/45 (a)	5,823,260	6,314,005
Series 2012-GC6, Class XA, IO, 2.13%, 01/10/45 (a)(b)	13,363,854	1,416,842

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Trust Series 2014-GC18, Class XA, IO, 1.29%, 01/10/47 (a)	$39,821,606	$3,046,425
Series 2014-GC26, Class XA, IO, 1.12%, 11/10/47 (a)	36,363,000	2,869,553
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	1,265,658	1,329,294
Series 2007-CB19, Class A4, 5.70%, 02/12/49 (a)	4,840,000	5,222,874
Series 2007-LD11, Class A4, 5.79%, 06/15/49 (a)	2,000,000	2,147,139
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	3,515,000	3,818,860
Series 2007-LDPX, Class A3, 5.42%, 01/15/49	3,896,272	4,168,130
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.42%, 02/15/40	485,663	518,191
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3, 5.17%, 12/12/49	1,692,345	1,793,071
Series 2007-5, Class A4, 5.38%, 08/12/48	1,913,194	2,033,761
Series 2007-7, Class A4, 5.74%, 06/12/50 (a)	3,435,000	3,707,511
Series 2007-8, Class A3, 5.88%, 08/12/49 (a)	250,000	272,862
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class XA, IO, 1.44%, 05/15/46 (a)	15,698,208	1,118,083
Series 2014-C16, Class XA, IO, 1.25%, 06/15/47 (a)	34,871,405	2,674,682
Series 2014-C18, Class XA, IO, 1.00%, 10/15/47 (a)	42,949,863	2,430,271
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 04/15/49	400,601	403,137
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA, IO, 2.13%, 08/10/49 (a)(b)	21,631,627	2,381,227
Series 2012-C4, Class XA, IO, 1.85%, 12/10/45 (a)(b)	13,994,356	1,427,132
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.42%, 01/15/45 (a)	227,088	233,153

10

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class XA, IO, 1.49%, 08/15/50 (a)	$26,862,250	$2,360,700
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class XA, IO, 2.21%, 11/15/45 (a)(b)	11,982,214	1,328,836
Series 2013-C11, Class XA, IO, 1.49%, 03/15/45 (a)(b)	30,511,158	2,219,687
Series 2014-LC14, Class XA, IO, 1.46%, 03/15/47 (a)	28,775,462	2,421,630

Total Commercial Mortgage Backed Securities (cost $124,333,964)		125,629,183

Corporate Bonds 31.5%
Aerospace & Defense 0.6%
L-3 Communications Corp., 3.95%, 11/15/16	4,580,000	4,780,312
Northrop Grumman Corp., 1.75%, 06/01/18	4,350,000	4,317,993

		9,098,305

Airlines 0.3%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/01/26	2,400,000	2,421,120
United Airlines Pass Through Trust, Series 2014-1, Class A, 4.00%, 04/11/26	2,130,000	2,183,250

		4,604,370

Auto Components 0.0%†
Goodyear Tire & Rubber Co. (The), 8.25%, 08/15/20	140,000	148,400
6.50%, 03/01/21	270,000	287,550

		435,950

Automobiles 0.0%†
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 06/15/21	200,000	221,500
General Motors Co., 6.25%, 10/02/43	100,000	119,250

		340,750

Banks 5.3%
Bank of America Corp., 4.25%, 10/22/26	6,050,000	6,041,971

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Barclays PLC, 2.75%, 11/08/19	$5,500,000	$5,481,495
BBVA Bancomer SA/Texas, 4.38%, 04/10/24 (b)	295,000	298,372
BNP Paribas SA, 1.25%, 12/12/16	5,600,000	5,602,932
Branch Banking & Trust Co., 1.35%, 10/01/17	2,205,000	2,194,169
CIT Group, Inc., 5.00%, 05/15/17	140,000	144,900
4.25%, 08/15/17	70,000	71,400
6.63%, 04/01/18 (b)	260,000	280,800
5.50%, 02/15/19 (b)	420,000	443,100
Citigroup, Inc., 1.35%, 03/10/17	5,385,000	5,359,298
Series M, 6.30%, 05/15/24 (c)	4,850,000	4,777,250
5.30%, 05/06/44	2,125,000	2,299,505
HSBC Holdings PLC, 5.25%, 03/14/44	2,725,000	3,050,882
Huntington National Bank (The), 1.35%, 08/02/16	2,930,000	2,931,723
International Bank of Azerbaijan OJSC, 5.63%, 06/11/19	200,000	186,748
JPMorgan Chase & Co., 1.35%, 02/15/17	8,490,000	8,491,107
Series V, 5.00%, 07/01/19 (c)	8,130,000	7,967,400
4.13%, 12/15/26	3,485,000	3,475,493
Mizuho Bank Ltd., 2.45%, 04/16/19 (b)	6,070,000	6,032,163
MUFG Union Bank NA, 2.25%, 05/06/19	3,590,000	3,578,238
Russian Agricultural Bank OJSC Via RSHB Capital SA, Reg. S, 6.30%, 05/15/17	150,000	132,750
TC Ziraat Bankasi AS, 4.25%, 07/03/19 (b)	332,000	328,997
Vnesheconombank Via VEB Finance PLC, Reg. S, 6.90%, 07/09/20	200,000	164,000
Wells Fargo & Co., Series S, 5.90%, 06/15/24 (c)	7,160,000	7,231,600
4.65%, 11/04/44	2,735,000	2,821,801

		79,388,094

Beverages 0.5%
Constellation Brands, Inc., 3.88%, 11/15/19	35,000	35,350
6.00%, 05/01/22	245,000	270,113
4.75%, 11/15/24	50,000	50,500
Fomento Economico Mexicano SAB de CV, 4.38%, 05/10/43	2,330,000	2,229,958

11

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Suntory Holdings Ltd., 2.55%, 09/29/19 (b)	$5,325,000	$5,330,931

		7,916,852

Biotechnology 0.3%
Amgen, Inc., 2.20%, 05/22/19	4,055,000	4,040,765

Capital Markets 3.1%
Goldman Sachs Group, Inc. (The), 3.63%, 02/07/16	5,060,000	5,192,979
Series L, 5.70%, 05/10/19 (c)	7,280,000	7,352,800
4.80%, 07/08/44	2,005,000	2,127,761
Jefferies Group, Inc., 6.88%, 04/15/21	3,665,000	4,152,233
5.13%, 01/20/23	3,820,000	3,832,681
Morgan Stanley, 1.88%, 01/05/18	6,000,000	5,977,581
2.13%, 04/25/18	6,320,000	6,318,998
Series H, 5.45%, 07/15/19 (c)	7,670,000	7,689,175
4.35%, 09/08/26	3,910,000	3,926,219

		46,570,427

Chemicals 0.6%
Dow Chemical Co. (The), 4.63%, 10/01/44	3,265,000	3,286,514
Eastman Chemical Co., 2.70%, 01/15/20	5,410,000	5,431,386
Huntsman International LLC, 4.88%, 11/15/20	145,000	143,912
8.63%, 03/15/21	200,000	215,000
NOVA Chemicals Corp., 5.00%, 05/01/25 (b)	145,000	142,854

		9,219,666

Commercial Services & Supplies 0.1%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	187,880	192,812
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	360,000	382,500
RR Donnelley & Sons Co., 8.25%, 03/15/19	400,000	462,000
7.00%, 02/15/22	100,000	106,000

		1,143,312

Communications Equipment 0.0%†
CommScope, Inc., 5.00%, 06/15/21 (b)	190,000	188,100
5.50%, 06/15/24 (b)	60,000	59,100

		247,200

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction & Engineering 0.0%†
AECOM Technology Corp., 5.88%, 10/15/24 (b)	$60,000	$61,796

Construction Materials 0.0%†
Cemex Espana Luxembourg, Reg. S, 9.88%, 04/30/19	200,000	222,000
Cemex SAB de CV, 7.25%, 01/15/21 (b)	200,000	211,000

		433,000

Consumer Finance 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.75%, 05/15/19 (b)	190,000	188,337
4.50%, 05/15/21 (b)	160,000	161,800
Air Lease Corp., 3.88%, 04/01/21	2,700,000	2,713,500
Aircastle Ltd., 4.63%, 12/15/18	413,000	413,000
Ally Financial, Inc., 5.50%, 02/15/17	255,000	267,750
6.25%, 12/01/17	160,000	173,200
8.00%, 03/15/20	485,000	572,300
Ford Motor Credit Co. LLC, 1.70%, 05/09/16	3,860,000	3,875,729
General Motors Financial Co., Inc., 4.38%, 09/25/21	175,000	182,875
4.25%, 05/15/23	95,000	96,781
International Lease Finance Corp., 8.75%, 03/15/17	255,000	282,412
8.88%, 09/01/17	130,000	146,575
6.25%, 05/15/19	275,000	300,438
5.88%, 08/15/22	130,000	141,375
SLM Corp., 4.88%, 06/17/19	400,000	401,000
6.13%, 03/25/24	195,000	191,588

		10,108,660

Containers & Packaging 0.1%
Ball Corp., 5.00%, 03/15/22	130,000	133,900
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/22 (b)	90,000	91,477
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.13%, 04/15/19	265,000	274,275
7.88%, 08/15/19	380,000	400,900
5.75%, 10/15/20	210,000	215,250
6.88%, 02/15/21	145,000	151,887

		1,267,689

12

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Distributors 0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 05/20/20	$285,000	$293,550
7.00%, 05/20/22	342,000	352,260
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 01/15/22	170,000	167,450
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 08/01/21	100,000	104,750

		918,010

Diversified Financial Services 0.3%
Corp. Financiera de Desarrollo SA, 5.25%, 07/15/29 (a)(b)	338,000	342,225
General Electric Capital Corp., Series C, 5.25%, 06/15/23 (c)	3,150,000	3,141,928
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 03/15/17	150,000	150,375
4.88%, 03/15/19	220,000	220,000
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/01/21 (b)	195,000	195,731
Rio Oil Finance Trust, 6.25%, 07/06/24 (b)	289,000	274,550
Sistema JSFC via Sistema International Funding SA, Reg. S, 6.95%, 05/17/19	520,000	379,600

		4,704,409

Diversified Telecommunication Services 2.4%
AT&T, Inc., 4.80%, 06/15/44	3,625,000	3,715,350
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	380,000	397,100
5.25%, 09/30/22	140,000	140,000
CenturyLink, Inc., Series V, 5.63%, 04/01/20	20,000	20,891
Series T, 5.80%, 03/15/22	210,000	218,819
Series W, 6.75%, 12/01/23	65,000	70,971
Columbus International, Inc., 7.38%, 03/30/21 (b)	201,000	211,552
Embarq Corp., 8.00%, 06/01/36	165,000	185,563
Frontier Communications Corp., 9.25%, 07/01/21	360,000	416,700
7.63%, 04/15/24	125,000	131,250
6.88%, 01/15/25	105,000	104,737
Level 3 Financing, Inc., 8.63%, 07/15/20	245,000	265,213
6.13%, 01/15/21	410,000	424,350

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Qwest Corp., 6.75%, 12/01/21	$6,560,000	$7,589,705
6.88%, 09/15/33	445,000	445,000
SBA Telecommunications, Inc., 5.75%, 07/15/20	130,000	132,600
Sprint Capital Corp., 6.88%, 11/15/28	180,000	158,400
8.75%, 03/15/32	115,000	112,700
UPCB Finance III Ltd., 6.63%, 07/01/20 (b)	150,000	157,500
Verizon Communications, Inc., 5.15%, 09/15/23	8,515,000	9,429,196
5.05%, 03/15/34	3,830,000	4,117,220
6.55%, 09/15/43	3,780,000	4,829,937
5.01%, 08/21/54 (b)	2,272,000	2,351,271
Virgin Media Finance PLC, 5.25%, 02/15/22	365,000	341,046
Wind Acquisition Finance SA, 4.75%, 07/15/20 (b)	210,000	199,238
Windstream Corp., 7.88%, 11/01/17	450,000	488,250
7.75%, 10/01/21	100,000	102,000

		36,756,559

Electric Utilities 1.2%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (b)	200,000	222,000
Dominion Gas Holdings LLC, 4.60%, 12/15/44	5,760,000	6,062,924
Eskom Holdings SOC Ltd., Reg. S, 6.75%, 08/06/23	250,000	258,750
Exelon Generation Co. LLC, 4.00%, 10/01/20	6,520,000	6,801,690
Ipalco Enterprises, Inc., 5.00%, 05/01/18	310,000	327,050
RJS Power Holdings LLC, 5.13%, 07/15/19 (b)	485,000	478,938
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24 (b)	313,000	328,610
Transelec SA, 4.25%, 01/14/25 (b)	2,965,000	2,954,158

		17,434,120

Electrical Equipment 0.2%
Thermo Fisher Scientific, Inc., 1.30%, 02/01/17	2,735,000	2,719,158

Electronic Equipment & Instruments 0.0%†
Flextronics International Ltd., 4.63%, 02/15/20	115,000	116,725
5.00%, 02/15/23	85,000	86,700

		203,425

13

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 0.0%†
Rite Aid Corp., 8.00%, 08/15/20	$489,000	$520,785

Food Products 0.5%
BRF SA, 4.75%, 05/22/24 (b)	395,000	380,955
Grupo Bimbo SAB de CV, 3.88%, 06/27/24 (b)	6,305,000	6,309,002
Marfrig Holding Europe BV, Reg. S, 8.38%, 05/09/18	500,000	495,000
Marfrig Overseas Ltd., 9.50%, 05/04/20 (b)	200,000	203,900
Minerva Luxembourg SA, Reg. S, 7.75%, 01/31/23	500,000	488,750
Post Holdings, Inc., 6.00%, 12/15/22 (b)	65,000	60,775

		7,938,382

Gas Utilities 1.8%
Access Midstream Partners LP/ACMP Finance Corp., 5.88%, 04/15/21	40,000	41,800
4.88%, 05/15/23	110,000	112,200
4.88%, 03/15/24	75,000	76,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 07/15/22	310,000	325,500
Energy Transfer Equity LP, 7.50%, 10/15/20	515,000	574,225
Energy Transfer Partners LP, 6.50%, 02/01/42	4,095,000	4,710,141
Enterprise Products Operating LLC, 2.55%, 10/15/19	3,050,000	3,019,514
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (b)	200,000	202,000
Kinder Morgan Energy Partners LP, 4.15%, 02/01/24	4,940,000	4,927,362
5.50%, 03/01/44	3,795,000	3,857,811
Kinder Morgan, Inc., 5.55%, 06/01/45	7,260,000	7,425,293
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 06/15/22	210,000	219,450
4.50%, 07/15/23	365,000	352,225
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	130,000	130,650
5.88%, 03/01/22	95,000	93,337
5.50%, 04/15/23	220,000	210,650

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.13%, 11/15/19 (b)	$110,000	$106,425
4.25%, 11/15/23	150,000	138,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (b)	40,000	39,800
6.25%, 10/15/22 (b)	60,000	60,900

		26,623,783

Health Care Providers & Services 1.0%
Amsurg Corp., 5.63%, 07/15/22 (b)	295,000	302,375
CHS/Community Health Systems, Inc., 5.13%, 08/15/18	345,000	357,075
8.00%, 11/15/19	270,000	288,225
7.13%, 07/15/20	215,000	227,900
5.13%, 08/01/21	80,000	83,400
6.88%, 02/01/22	185,000	196,100
DaVita HealthCare Partners, Inc., 5.13%, 07/15/24	215,000	219,837
DaVita, Inc., 5.75%, 08/15/22	515,000	545,900
Envision Healthcare Corp., 5.13%, 07/01/22 (b)	85,000	84,787
Express Scripts Holding Co., 2.25%, 06/15/19	5,120,000	5,067,650
Fresenius Medical Care US Finance II, Inc., 5.63%, 07/31/19 (b)	245,000	262,150
4.13%, 10/15/20 (b)	60,000	60,300
5.88%, 01/31/22 (b)	300,000	325,125
4.75%, 10/15/24 (b)	45,000	45,450
Fresenius Medical Care US Finance, Inc., 5.75%, 02/15/21 (b)	150,000	160,500
HCA, Inc., 4.25%, 10/15/19	80,000	81,600
6.25%, 02/15/21	245,000	261,537
7.50%, 02/15/22	435,000	495,900
5.88%, 03/15/22	160,000	175,200
5.00%, 03/15/24	245,000	252,350
Hologic, Inc., 6.25%, 08/01/20	140,000	145,600
McKesson Corp., 1.29%, 03/10/17	3,145,000	3,131,991
Omnicare, Inc., 4.75%, 12/01/22	50,000	50,750
5.00%, 12/01/24	35,000	35,875
Service Corp. International, 5.38%, 01/15/22	575,000	587,938

14

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp., 6.25%, 11/01/18	$585,000	$637,650
4.75%, 06/01/20	145,000	146,813
6.00%, 10/01/20	145,000	155,875
4.50%, 04/01/21	120,000	120,300
4.38%, 10/01/21	80,000	79,400

		14,585,553

Hotels, Restaurants & Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (b)	150,000	149,250
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	75,000	76,500
4.88%, 11/01/20	255,000	258,825
5.38%, 11/01/23	245,000	252,350
Graton Economic Development Authority, 9.63%, 09/01/19 (b)	435,000	474,150
Isle of Capri Casinos, Inc., 5.88%, 03/15/21	275,000	279,125
MGM Resorts International, 8.63%, 02/01/19	130,000	147,225
6.63%, 12/15/21	160,000	167,600
MTR Gaming Group, Inc., 11.50%, 08/01/19	255,000	274,125
NCL Corp., Ltd., 5.25%, 11/15/19 (b)	95,000	95,712
Pinnacle Entertainment, Inc., 7.50%, 04/15/21	250,000	260,625
6.38%, 08/01/21	100,000	102,750
7.75%, 04/01/22	215,000	226,825
Scientific Games International, Inc., 7.00%, 01/01/22 (b)	110,000	111,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 08/15/20	115,000	123,625

		3,000,062

Household Durables 0.1%
DR Horton, Inc., 4.38%, 09/15/22	130,000	128,375
5.75%, 08/15/23	170,000	181,475
Lennar Corp., 4.75%, 11/15/22	140,000	136,500
Ryland Group, Inc. (The), 5.38%, 10/01/22	285,000	279,300
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 05/15/19	160,000	168,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables (continued)
Standard Pacific Corp., 8.38%, 05/15/18	$300,000	$337,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 04/15/21 (b)	290,000	283,475

		1,514,625

Industrial Conglomerates 0.2%
General Electric Co., 4.50%, 03/11/44	3,270,000	3,595,596

Information Technology Services 0.0%†
First Data Corp., 7.38%, 06/15/19 (b)	400,000	421,000
6.75%, 11/01/20 (b)	146,000	156,585
IHS, Inc., 5.00%, 11/01/22 (b)	150,000	148,500

		726,085

Insurance 0.7%
Allstate Corp. (The), 5.75%, 08/15/53 (a)	6,435,000	6,756,750
Prudential Financial, Inc., 5.20%, 03/15/44 (a)	3,120,000	3,088,800

		9,845,550

Internet & Catalog Retail 0.2%
Amazon.com, Inc., 3.80%, 12/05/24	2,015,000	2,067,972
IAC/InterActiveCorp., 4.88%, 11/30/18	275,000	281,187

		2,349,159

Machinery 0.1%
Case New Holland, Inc., 7.88%, 12/01/17	350,000	385,000
CNH Capital LLC, 3.88%, 11/01/15	145,000	145,725
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	170,000	184,450
Terex Corp., 6.50%, 04/01/20	215,000	225,750
6.00%, 05/15/21	100,000	102,000

		1,042,925

Media 1.9%
AMC Networks, Inc., 7.75%, 07/15/21	120,000	128,100
British Sky Broadcasting Group PLC, 3.75%, 09/16/24 (b)	2,490,000	2,502,201

15

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
CCOH Safari LLC, 5.75%, 12/01/24	$440,000	$444,950
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (b)	65,000	67,600
5.13%, 12/15/21 (b)	251,000	244,097
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	265,000	278,250
6.50%, 11/15/22	145,000	147,537
Series B, 6.50%, 11/15/22	255,000	262,650
CSC Holdings LLC, 7.63%, 07/15/18	260,000	289,900
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 04/01/24	3,100,000	3,237,409
3.95%, 01/15/25	4,500,000	4,557,862
DISH DBS Corp., 4.25%, 04/01/18	150,000	153,375
7.88%, 09/01/19	130,000	147,875
5.13%, 05/01/20	325,000	328,250
6.75%, 06/01/21	20,000	21,450
5.88%, 11/15/24 (b)	295,000	296,475
Gannett Co., Inc., 7.13%, 09/01/18	555,000	575,119
5.13%, 10/15/19	245,000	251,125
4.88%, 09/15/21 (b)	25,000	24,750
5.50%, 09/15/24 (b)	35,000	35,175
Grupo Televisa SAB, 5.00%, 05/13/45	2,450,000	2,508,412
Hughes Satellite Systems Corp., 6.50%, 06/15/19	125,000	134,062
Inmarsat Finance PLC, 4.88%, 05/15/22 (b)	150,000	148,125
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	470,000	497,025
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (b)	140,000	140,350
Numericable Group SA, 4.88%, 05/15/19 (b)	255,000	252,769
6.00%, 05/15/22 (b)	280,000	282,800
Sirius XM Radio, Inc., 4.25%, 05/15/20 (b)	285,000	280,725
5.25%, 08/15/22 (b)	150,000	157,500
Telesat Canada/Telesat LLC, 6.00%, 05/15/17 (b)	255,000	260,738
Thomson Reuters Corp., 1.30%, 02/23/17	1,980,000	1,973,556
1.65%, 09/29/17	2,710,000	2,699,513
Univision Communications, Inc., 6.88%, 05/15/19 (b)	555,000	577,894

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Viacom, Inc., 2.75%, 12/15/19	$4,735,000	$4,751,393
WMG Acquisition Corp., 5.63%, 04/15/22 (b)	70,000	65,800

		28,724,812

Metals & Mining 1.7%
Alcoa, Inc., 6.15%, 08/15/20	55,000	61,600
5.40%, 04/15/21	80,000	86,300
5.87%, 02/23/22	135,000	148,162
ArcelorMittal, 5.00%, 02/25/17	75,000	77,625
5.75%, 08/05/20	225,000	231,188
6.00%, 03/01/21	140,000	144,200
6.75%, 02/25/22	95,000	100,795
7.50%, 10/15/39	95,000	97,612
Barrick Gold Corp., 4.10%, 05/01/23	8,945,000	8,721,375
CITIC Ltd., Reg. S, 8.62%, 11/22/18 (c)	400,000	451,500
CONSOL Energy, Inc., 5.88%, 04/15/22 (b)	480,000	447,600
Corp. Nacional del Cobre de Chile, Reg. S, 5.63%, 09/21/35	200,000	224,277
Reg. S, 6.15%, 10/24/36	180,000	215,595
Freeport-McMoRan, Inc., 4.55%, 11/14/24	14,310,000	13,895,406
Steel Dynamics, Inc., 6.13%, 08/15/19	250,000	265,000
5.25%, 04/15/23	135,000	136,688
Vale SA, 5.63%, 09/11/42	865,000	801,774

		26,106,697

Multiline Retail 0.3%
El Puerto de Liverpool SAB de CV, 3.95%, 10/02/24 (b)	200,000	197,000
Wal-Mart Stores, Inc., 4.00%, 04/11/43	2,665,000	2,759,717
4.30%, 04/22/44	1,725,000	1,885,038

		4,841,755

Multi-Utilities & Unregulated Power 0.1%
Calpine Corp., 6.00%, 01/15/22 (b)	340,000	361,250
5.88%, 01/15/24 (b)	30,000	31,725
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (b)	105,000	106,575
Empresa Electrica Angamos SA, 4.88%, 05/25/29 (b)	200,000	198,991

16

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities & Unregulated Power (continued)
Majapahit Holding BV, Reg. S, 7.88%, 06/29/37	$210,000	$250,946
NRG Energy, Inc., 7.63%, 01/15/18	60,000	66,000
7.88%, 05/15/21	645,000	696,600
6.25%, 07/15/22	235,000	240,288

		1,952,375

Oil, Gas & Consumable Fuels 3.4%
Anadarko Petroleum Corp., 5.95%, 09/15/16	3,815,000	4,081,988
4.50%, 07/15/44	3,070,000	2,975,483
Antero Resources Corp., 5.13%, 12/01/22 (b)	215,000	203,175
Antero Resources Finance Corp., 5.38%, 11/01/21	280,000	270,900
Apache Corp., 4.75%, 04/15/43	2,245,000	2,098,050
Berry Petroleum Co. LLC, 6.38%, 09/15/22	135,000	103,613
BP Capital Markets PLC, 3.81%, 02/10/24	5,440,000	5,485,766
3.54%, 11/04/24	3,330,000	3,267,756
California Resources Corp., 5.00%, 01/15/20 (b)	90,000	77,850
5.50%, 09/15/21 (b)	70,000	59,850
6.00%, 11/15/24 (b)	95,000	80,750
Chesapeake Energy Corp., 6.50%, 08/15/17	275,000	293,562
4.88%, 04/15/22	215,000	210,163
5.75%, 03/15/23	90,000	92,925
Cimarex Energy Co., 5.88%, 05/01/22	245,000	254,800
CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/23 (b)	600,000	631,401
Concho Resources, Inc., 5.50%, 04/01/23	150,000	150,750
Denbury Resources, Inc., 5.50%, 05/01/22	195,000	178,425
4.63%, 07/15/23	355,000	307,075
Ecopetrol SA, 5.88%, 05/28/45	3,077,000	2,861,610
Empresa Nacional del Petroleo, Reg. S, 5.25%, 08/10/20	100,000	105,500
4.38%, 10/30/24 (b)	200,000	195,500
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	560,000	565,600
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 05/01/19	55,000	55,688
7.75%, 09/01/22	40,000	37,600

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
EXCO Resources, Inc., 7.50%, 09/15/18	$95,000	$72,675
Genel Energy Finance PLC, 7.50%, 05/14/19	200,000	168,000
KazMunayGas National Co., Reg. S, 9.13%, 07/02/18	600,000	657,000
Reg. S, 7.00%, 05/05/20	500,000	519,375
KazMunayGas National Co. JSC, 4.88%, 05/07/25 (b)	200,000	179,250
Reg. S, 5.75%, 04/30/43	700,000	584,500
Reg. S, 5.75%, 04/30/43	200,000	167,000
Laredo Petroleum, Inc., 7.38%, 05/01/22	285,000	267,900
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19	235,000	198,575
8.63%, 04/15/20	538,000	470,750
Newfield Exploration Co., 5.75%, 01/30/22	510,000	507,450
Noble Energy, Inc., 5.05%, 11/15/44	3,500,000	3,460,493
Oasis Petroleum, Inc., 6.88%, 03/15/22	50,000	45,500
6.88%, 01/15/23	167,000	150,300
Offshore Drilling Holding SA, Reg. S, 8.62%, 09/20/20	400,000	352,000
Pacific Rubiales Energy Corp., 5.63%, 01/19/25 (b)	565,000	442,112
Pertamina Persero PT, Reg. S, 5.63%, 05/20/43	1,050,000	992,250
6.45%, 05/30/44 (b)	329,000	343,476
Petroleos de Venezuela SA, Reg. S, 5.25%, 04/12/17	100,000	46,125
Reg. S, 5.25%, 04/12/17	650,000	299,813
Reg. S, 9.00%, 11/17/21	400,000	176,000
Reg. S, 6.00%, 05/16/24	950,000	361,000
Reg. S, 9.75%, 05/17/35	170,000	77,562
Reg. S, 5.50%, 04/12/37	80,000	27,920
Petroleos Mexicanos, 6.50%, 06/02/41	300,000	346,651
5.50%, 06/27/44	900,000	916,025
6.38%, 01/23/45	2,612,000	2,980,380
Phillips 66, 4.88%, 11/15/44	3,545,000	3,624,476
Rosetta Resources, Inc., 5.63%, 05/01/21	90,000	82,125
5.88%, 06/01/22	150,000	136,875
5.88%, 06/01/24	45,000	40,050
SandRidge Energy, Inc., 7.50%, 03/15/21	280,000	182,000
8.13%, 10/15/22	330,000	216,150
7.50%, 02/15/23	160,000	100,800

17

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Sinopec Group Overseas Development 2012 Ltd., Reg. S, 3.90%, 05/17/22	$400,000	$406,903
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23 (b)	200,000	209,511
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24 (b)	200,000	209,894
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23	800,000	762,000
Transocean, Inc., 3.80%, 10/15/22	6,110,000	4,949,100
Whiting Petroleum Corp., 5.00%, 03/15/19	135,000	125,888
WPX Energy, Inc., 5.25%, 09/15/24	60,000	56,100

		50,557,734

Pharmaceuticals 0.1%
Endo Finance LLC & Endo Finco, Inc., 7.25%, 01/15/22 (b)	135,000	143,775
5.38%, 01/15/23 (b)	555,000	542,513
Valeant Pharmaceuticals International, 6.88%, 12/01/18 (b)	71,000	73,485
VPI Escrow Corp., 6.38%, 10/15/20 (b)	380,000	397,100
VPII Escrow Corp., 6.75%, 08/15/18 (b)	140,000	148,750

		1,305,623

Real Estate Investment Trusts (REITs) 1.0%
Crown Castle International Corp., 4.88%, 04/15/22	325,000	328,250
Health Care REIT, Inc., 2.25%, 03/15/18	1,875,000	1,887,403
Iron Mountain, Inc., 7.75%, 10/01/19	245,000	263,375
5.75%, 08/15/24	460,000	460,000
MPT Operating Partnership LP/MPT Finance Corp., 6.88%, 05/01/21	140,000	149,800
5.50%, 05/01/24	275,000	286,688
Omega Healthcare Investors, Inc., 6.75%, 10/15/22	470,000	498,200
5.88%, 03/15/24	375,000	399,375
4.50%, 01/15/25 (b)	2,995,000	2,980,025
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21	140,000	145,600

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Trust F/1401, 5.25%, 12/15/24 (b)	$200,000	$206,100
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 09/15/17 (b)	4,940,000	4,918,858
2.70%, 09/17/19 (b)	3,195,000	3,196,392

		15,720,066

Real Estate Management & Development 0.0%†
Realogy Group LLC, 7.63%, 01/15/20 (b)	240,000	256,200

Road & Rail 0.4%
ERAC USA Finance LLC, 2.35%, 10/15/19 (b)	5,065,000	5,026,493
Hertz Corp. (The), 4.25%, 04/01/18	145,000	143,913
5.88%, 10/15/20	65,000	65,162
RSC Equipment Rental, Inc., 8.25%, 02/01/21	80,000	86,900
Russian Railways via RZD Capital PLC, 5.74%, 04/03/17	400,000	375,428
United Rentals North America, Inc., 7.38%, 05/15/20	245,000	264,600

		5,962,496

Semiconductors & Semiconductor Equipment 0.0%†
Freescale Semiconductor, Inc., 6.00%, 01/15/22 (b)	70,000	72,975

Software 0.1%
Activision Blizzard, Inc., 5.63%, 09/15/21 (b)	300,000	315,750
6.13%, 09/15/23 (b)	240,000	258,600
MSCI, Inc., 5.25%, 11/15/24 (b)	45,000	46,687
Nuance Communications, Inc., 5.38%, 08/15/20 (b)	203,000	203,508

		824,545

Specialty Retail 0.0%†
L Brands, Inc., 5.63%, 10/15/23	110,000	118,800
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 06/01/22	395,000	418,700

		537,500

18

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology Hardware, Storage & Peripherals 0.5%
Hewlett-Packard Co., 2.65%, 06/01/16	$4,225,000	$4,303,268
Seagate HDD Cayman, 4.75%, 06/01/23	3,535,000	3,676,400

		7,979,668

Thrifts & Mortgage Finance 0.0%†
Walter Investment Management Corp., 7.88%, 12/15/21	185,000	167,425

Tobacco 1.2%
Altria Group, Inc., 2.63%, 01/14/20	5,000,000	5,006,878
5.38%, 01/31/44	3,295,000	3,751,381
Philip Morris International, Inc., 4.25%, 11/10/44	4,045,000	4,118,094
Reynolds American, Inc., 4.75%, 11/01/42	5,870,000	5,672,932

		18,549,285

Wireless Telecommunication Services 0.2%
Comcel Trust, 6.88%, 02/06/24 (b)	500,000	527,500
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (b)	200,000	203,000
Sprint Corp., 7.25%, 09/15/21	460,000	457,700
7.88%, 09/15/23	565,000	557,937
T-Mobile USA, Inc., 5.25%, 09/01/18	50,000	51,750
6.46%, 04/28/19	140,000	145,250
6.54%, 04/28/20	120,000	123,900
6.25%, 04/01/21	135,000	138,038
6.63%, 04/28/21	175,000	178,500
6.13%, 01/15/22	65,000	65,975
6.73%, 04/28/22	150,000	154,687
6.00%, 03/01/23	150,000	151,125
6.38%, 03/01/25	95,000	96,663
VimpelCom Holdings BV, Reg. S, 7.50%, 03/01/22	500,000	405,000

		3,257,025

Total Corporate Bonds (cost $473,148,803)		476,171,203

Sovereign Bonds 5.6%
ARGENTINA 0.0%†
Argentine Republic Government International Bond, 2.50%, 12/31/38	6	3

Sovereign Bonds (continued)

	Principal Amount	Market Value

AZERBAIJAN 0.0%†
Republic of Azerbaijan International Bond, Reg. S, 4.75%, 03/18/24	$200,000	$198,000

BAHRAIN 0.0%†
Bahrain Government International Bond, 6.00%, 09/19/44 (b)	200,000	195,626

BELIZE 0.1%
Belize Government International Bond, Reg. S, 5.00%, 02/20/38 (d)	950,000	660,250

BERMUDA 0.0%†
Bermuda Government International Bond, 4.85%, 02/06/24 (b)	440,000	464,120

BOLIVIA 0.1%
Bolivian Government International Bond, Reg. S, 5.95%, 08/22/23 (b)	1,280,000	1,344,000

BRAZIL 0.1%
Banco Nacional de Desenvolvimento Economico e Social, 4.00%, 04/14/19 (b)	200,000	197,500
Reg. S, 5.50%, 07/12/20	150,000	154,875
Brazilian Government International Bond, 5.63%, 01/07/41	1,100,000	1,177,000

		1,529,375

COLOMBIA 0.1%
Colombia Government International Bond, 8.13%, 05/21/24	420,000	550,200
7.38%, 09/18/37	200,000	266,800
6.13%, 01/18/41	260,000	311,380
5.63%, 02/26/44	200,000	224,000

		1,352,380

CROATIA 0.1%
Croatia Government International Bond, Reg. S, 6.25%, 04/27/17	980,000	1,041,250
Reg. S, 6.75%, 11/05/19	550,000	605,687
6.00%, 01/26/24 (b)	210,000	223,650

		1,870,587

19

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

DOMINICAN REPUBLIC 0.0%†
Dominican Republic International Bond, 6.60%, 01/28/24 (b)	$130,000	$138,125
Reg. S, 7.45%, 04/30/44 (b)	245,000	267,662

		405,787

EGYPT 0.0%†
Egypt Government International Bond, Reg. S, 6.88%, 04/30/40	450,000	461,250

EL SALVADOR 0.0%†
El Salvador Government International Bond, 6.38%, 01/18/27 (b)	178,000	178,445

ETHIOPIA 0.0%†
Federal Democratic Republic of Ethiopia, 6.63%, 12/11/24 (b)	200,000	197,000

GHANA 0.0%†
Republic of Ghana, Reg. S, 7.88%, 08/07/23	220,000	202,950
8.13%, 01/18/26 (b)	374,000	347,352

		550,302

HUNGARY 0.2%
Hungary Government International Bond, 5.38%, 02/21/23	400,000	433,500
7.63%, 03/29/41	1,150,000	1,529,500
Magyar Export-Import Bank Zrt, 4.00%, 01/30/20 (b)	209,000	209,000

		2,172,000

INDONESIA 0.1%
Indonesia Government International Bond, Reg. S, 8.50%, 10/12/35	370,000	514,300
Reg. S, 7.75%, 01/17/38	300,000	392,640

		906,940

IRAQ 0.1%
Republic of Iraq, Reg. S, 5.80%, 01/15/28	1,120,000	929,600

ITALY 1.2%
Italy Buoni Poliennali Del Tesoro, 4.50%, 03/01/26	EUR 8,265,000	12,372,868
4.00%, 02/01/37	3,680,000	5,136,181

		17,509,049

Sovereign Bonds (continued)

	Principal Amount	Market Value

IVORY COAST 0.1%
Ivory Coast Government International Bond, 5.38%, 07/23/24 (b)	$200,000	$190,240
Reg. S, 5.75%, 12/31/32 (d)	1,530,000	1,461,150

		1,651,390

JAMAICA 0.0%†
Jamaica Government International Bond, 7.63%, 07/09/25	260,000	272,980

KAZAKHSTAN 0.0%†
Kazakhstan Government International Bond, 3.88%, 10/14/24 (b)	215,000	200,488

KENYA 0.0%†
Kenya Government International Bond, 6.88%, 06/24/24 (b)	604,000	637,220

MEXICO 0.4%
Mexico Government International Bond, 6.75%, 09/27/34	200,000	260,990
Mexican Bonos,
7.75%, 11/13/42	MXN 72,490,000	5,611,624

		5,872,614

MONGOLIA 0.1%
Development Bank of Mongolia LLC, Reg. S, 5.75%, 03/21/17	$300,000	289,650
Mongolia Government International Bond, Reg. S, 5.13%, 12/05/22	450,000	387,000

		676,650

MOROCCO 0.0%†
Morocco Government International Bond, Reg. S, 5.50%, 12/11/42	400,000	413,000

NIGERIA 0.0%†
Nigeria Government International Bond, Reg. S, 6.75%, 01/28/21	200,000	204,500

PAKISTAN 0.1%
Pakistan Government International Bond, Reg. S, 7.25%, 04/15/19	200,000	202,000
Reg. S, 8.25%, 04/15/24	600,000	618,000

		820,000

20

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

PANAMA 0.1%
Panama Government International Bond, 5.20%, 01/30/20	$150,000	$164,025
6.70%, 01/26/36	400,000	510,645

		674,670

PARAGUAY 0.0%†
Republic of Paraguay, 6.10%, 08/11/44 (b)	428,000	455,820

ROMANIA 0.1%
Romanian Government International Bond, Reg. S, 6.75%, 02/07/22	600,000	720,750
6.13%, 01/22/44 (b)	206,000	248,745

		969,495

RUSSIA 0.2%
Russian Foreign Bond — Eurobond, Reg. S, 7.50%, 03/31/30 (d)	2,325,250	2,400,821

SENEGAL 0.0%†
Senegal Government International Bond, Reg. S, 6.25%, 07/30/24 (b)	500,000	478,750

SERBIA 0.0%†
Republic of Serbia, Reg. S, 7.25%, 09/28/21	270,000	302,400
Reg. S, 6.75%, 11/01/24 (d)	274,636	277,382

		579,782

SLOVENIA 0.1%
Slovenia Government International Bond, 4.13%, 02/18/19 (b)	200,000	209,750
5.25%, 02/18/24 (b)	950,000	1,043,813

		1,253,563

SOUTH AFRICA 0.5%
South Africa Government International Bond, 6.88%, 05/27/19	600,000	685,128
5.88%, 09/16/25	940,000	1,057,500
6.50%, 02/28/41	ZAR 88,795,000	5,975,445

		7,718,073

SPAIN 1.5%
Spain Government Bond, 4.65%, 07/30/25	EUR 7,655,000	11,784,168
5.15%, 10/31/44 (b)	6,390,000	11,102,142

		22,886,310

Sovereign Bonds (continued)

	Principal Amount	Market Value

SRI LANKA 0.0%†
Sri Lanka Government International Bond, 5.13%, 04/11/19 (b)	$500,000	$503,750

TURKEY 0.2%
Turkey Government International Bond, 7.50%, 07/14/17	700,000	782,600
7.00%, 06/05/20	150,000	174,468
6.25%, 09/26/22	200,000	228,374
7.38%, 02/05/25	900,000	1,117,125
6.63%, 02/17/45	300,000	369,750
Export Credit Bank of Turkey, 5.00%, 09/23/21 (b)	200,000	204,500

		2,876,817

UKRAINE 0.0%†
Ukraine Government International Bond, Reg. S, 9.25%, 07/24/17	700,000	420,000

UNITED KINGDOM 0.0%†
State Export-Import Bank of Ukraine JSC via Biz Finance PLC, 8.75%, 01/22/18	250,000	137,500

VENEZUELA 0.1%
Venezuela Government International Bond, Reg. S, 5.75%, 02/26/16	250,000	155,625
Reg. S, 9.25%, 05/07/28	330,000	148,500
9.38%, 01/13/34	1,250,000	575,000

		879,125

VIETNAM 0.0%†
Vietnam Government International Bond, Reg. S, 6.75%, 01/29/20	100,000	112,392
4.80%, 11/19/24 (b)	203,000	208,582

		320,974

ZAMBIA 0.0%†
Zambia Government International Bond, 8.50%, 04/14/24 (b)	200,000	218,000

Total Sovereign Bonds (cost $84,756,837)		84,447,006

21

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies 26.8%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool Pool# G13072 5.00%, 04/01/23	$12,058	$13,060
Pool# G13122 5.00%, 04/01/23	4,664	5,046
Pool# J07940 5.00%, 05/01/23	20,723	22,441
Pool# G13225 5.00%, 06/01/23	108,507	117,432
Pool# J07942 5.00%, 06/01/23	510	539
Pool# J08443 5.00%, 07/01/23	44,764	48,765
Pool# C91128 5.50%, 12/01/27	32,650	36,464
Pool# D98252 5.00%, 08/01/29	130,173	143,729
Pool# A14186 5.50%, 10/01/33	1,678	1,888
Pool# C01674 5.50%, 11/01/33	18,269	20,559
Pool# A24611 4.50%, 06/01/34	6,125	6,700
Pool# A23854 5.50%, 06/01/34	19,306	21,726
Pool# G08084 4.50%, 10/01/35	71,019	77,558
Pool# A39572 5.00%, 11/01/35	59,149	65,311
Pool# A39584 5.50%, 11/01/35	38,886	43,615
Pool# A49058 5.50%, 05/01/36	105,020	118,152
Pool# A52983 5.50%, 10/01/36	104,594	117,051
Pool# A61562 5.50%, 10/01/36	26,494	29,682
Pool# G02379 6.00%, 10/01/36	14,904	16,776
Pool# A57475 5.50%, 02/01/37	4,214	4,713
Pool# G02561 5.50%, 02/01/37	66,219	74,065
Pool# A58420 5.50%, 03/01/37	8,864	9,915
Pool# G03400 5.50%, 03/01/37	232,792	260,372
Pool# A60064 5.50%, 04/01/37	108,717	121,597
Pool# G02791 5.50%, 04/01/37	5,670	6,342
Pool# A60070 5.00%, 05/01/37	6,236	6,879
Pool# G05521 5.50%, 05/01/37	1,455,267	1,635,188

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G02976 5.50%, 06/01/37	$51,644	$57,763
Pool# G08204 5.50%, 06/01/37	11,037	12,338
Pool# G08210 6.00%, 07/01/37	105,329	118,643
Pool# A65518 6.00%, 09/01/37	94,930	106,962
Pool# A68546 5.50%, 11/01/37	52,991	59,236
Pool# G03432 5.50%, 11/01/37	61,934	69,271
Pool# A69653 5.50%, 12/01/37	17,673	19,745
Pool# A70591 5.50%, 12/01/37	83,658	93,466
Pool# G03616 6.00%, 12/01/37	27,973	31,517
Pool# A71374 5.50%, 01/01/38	17,888	20,001
Pool# A71604 5.50%, 01/01/38	259,400	289,808
Pool# A72378 5.50%, 01/01/38	218,976	244,646
Pool# G03927 5.50%, 01/01/38	15,400	17,225
Pool# A73996 5.50%, 02/01/38	281,344	314,325
Pool# G03812 5.50%, 02/01/38	931,860	1,041,100
Pool# G03964 5.50%, 02/01/38	86,562	96,709
Pool# A72499 6.00%, 02/01/38	16,259	18,325
Pool# A75432 5.50%, 03/01/38	112,355	126,070
Pool# G04220 5.50%, 03/01/38	23,697	26,475
Pool# G08256 5.50%, 03/01/38	12,293	13,734
Pool# G04156 6.00%, 03/01/38	23,892	26,919
Pool# A75830 5.50%, 04/01/38	153,972	173,008
Pool# A76127 5.50%, 04/01/38	254,422	284,248
Pool# A76483 5.50%, 04/01/38	184,196	205,674
Pool# G04248 5.50%, 04/01/38	189,034	211,195
Pool# G08263 5.50%, 04/01/38	16,032	17,911
Pool# A76211 6.00%, 04/01/38	3,639	4,111

22

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G04287 5.00%, 05/01/38	$134,877	$148,760
Pool# A76939 5.50%, 05/01/38	15,310	17,095
Pool# A77057 5.50%, 05/01/38	15,382	17,176
Pool# A77208 5.50%, 05/01/38	29,104	32,543
Pool# A77796 5.50%, 05/01/38	555,018	619,734
Pool# G04305 5.50%, 05/01/38	305,205	340,984
Pool# A77648 5.50%, 06/01/38	9,427	10,527
Pool# A77937 5.50%, 06/01/38	109,594	122,373
Pool# A78624 5.50%, 06/01/38	103,935	116,054
Pool# G04458 5.50%, 06/01/38	75,010	83,757
Pool# A78076 6.00%, 06/01/38	33,859	38,249
Pool# A78454 6.00%, 06/01/38	27,396	30,948
Pool# A78982 5.50%, 07/01/38	46,329	51,731
Pool# A79018 5.50%, 07/01/38	92,180	102,928
Pool# A79806 5.50%, 07/01/38	10,666	11,910
Pool# A79816 5.50%, 07/01/38	16,186	18,073
Pool# G04471 5.50%, 07/01/38	85,488	95,456
Pool# A80779 5.50%, 08/01/38	70,596	78,827
Pool# G04817 5.00%, 09/01/38	223,080	245,623
Pool# A81743 5.50%, 09/01/38	68,907	76,942
Pool# A82093 5.50%, 09/01/38	37,724	42,217
Pool# A82207 5.50%, 09/01/38	2,028	2,264
Pool# A82609 5.50%, 09/01/38	15,906	17,761
Pool# A82656 5.50%, 10/01/38	10,082	11,258
Pool# A82703 5.50%, 10/01/38	9,626	10,749
Pool# G04847 5.50%, 10/01/38	106,053	118,485

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G05979 5.50%, 10/01/38	$23,186	$25,890
Pool# A82757 5.50%, 11/01/38	214,203	239,179
Pool# A82787 5.50%, 11/01/38	649,122	724,812
Pool# A83032 5.50%, 11/01/38	25,446	28,414
Pool# A83066 5.50%, 11/01/38	3,451	3,854
Pool# A83071 5.50%, 11/01/38	2,464	2,752
Pool# A83596 5.50%, 12/01/38	58,418	65,713
Pool# G08314 5.50%, 01/01/39	58,672	65,513
Pool# G08323 5.00%, 02/01/39	250,365	276,135
Pool# A84417 5.50%, 02/01/39	87,783	98,582
Pool# G05300 5.50%, 02/01/39	14,695	16,409
Pool# G05841 5.50%, 04/01/39	27,604	30,823
Pool# A86313 5.00%, 05/01/39	569,372	627,978
Pool# A87339 5.00%, 07/01/39	49,384	54,467
Pool# A87679 5.00%, 08/01/39	427,399	471,458
Pool# G07021 5.00%, 09/01/39	555,049	612,180
Pool# G05684 5.50%, 10/01/39	176,366	196,931
Pool# G06020 5.50%, 12/01/39	1,010,792	1,128,654
Pool# G05813 6.00%, 12/01/39	50,589	57,147
Pool# G05923 5.50%, 02/01/40	117,347	131,030
Pool# G06031 5.50%, 03/01/40	37,683	42,100
Pool# A91997 5.00%, 04/01/40	170,269	187,848
Pool# G05849 4.50%, 05/01/40	1,103,688	1,199,442
Pool# G06193 5.50%, 05/01/40	167,235	186,839
Pool# A92458 5.00%, 06/01/40	57,814	63,783
Pool# G08402 5.00%, 06/01/40	244,794	270,068

23

Statement of Investments (Continued)
December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A92764 5.50%, 06/01/40	$94,343	$105,374
Pool# C03486 4.50%, 07/01/40	12,922	14,040
Pool# G06412 5.50%, 07/01/40	2,091,212	2,335,053
Pool# C03531 4.00%, 10/01/40	1,973,697	2,108,926
Pool# A94833 4.00%, 11/01/40	5,506,530	5,914,787
Pool# A95230 4.00%, 12/01/40	1,986,092	2,127,757
Pool# A97942 4.50%, 04/01/41	420,223	456,155
Pool# G08443 4.50%, 04/01/41	1,529,697	1,660,498
Pool# Q00876 4.50%, 05/01/41	1,949,932	2,116,666
Pool# Q00950 5.00%, 05/01/41	1,260,138	1,390,434
Pool# Q01198 5.50%, 06/01/41	32,587	36,346
Pool# G06956 4.50%, 08/01/41	2,006,904	2,178,510
Pool# Z40047 4.00%, 10/01/41	533,465	570,016
Pool# Q06344 4.00%, 02/01/42	4,233,374	4,533,348
Pool# G08479 3.50%, 03/01/42	633,320	660,113
Pool# Q08997 3.50%, 06/01/42	1,229,476	1,282,064
Pool# Q09004 3.50%, 06/01/42	1,014,446	1,057,045
Pool# C09004 3.50%, 07/01/42	1,479,835	1,541,976
Pool# G08500 3.50%, 07/01/42	887,303	924,563
Pool# G07083 4.00%, 07/01/42	630,700	675,194
Pool# Z40054 4.00%, 07/01/42	654,483	699,325
Pool# Q09896 3.50%, 08/01/42	790,913	824,125
Pool# Q11095 3.50%, 09/01/42	632,399	658,955
Pool# Q11348 3.50%, 09/01/42	2,227,832	2,321,384
Pool# Q12143 3.50%, 10/01/42	428,483	446,610
Pool# G07155 4.00%, 10/01/42	1,117,498	1,192,841

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q13765 4.00%, 12/01/42	$557,381	$599,054
Pool# Q16893 3.50%, 04/01/43	561,558	585,490
Pool# Q17324 3.50%, 04/01/43	1,517,055	1,579,811
Pool# Q17389 3.50%, 04/01/43	1,535,822	1,600,795
Pool# Q18305 3.50%, 05/01/43	574,407	598,168
Pool# Q19476 3.50%, 06/01/43	685,712	714,078
Pool# Q19480 4.00%, 06/01/43	4,720,611	5,056,586
Pool# Q20857 3.50%, 08/01/43	1,127,806	1,180,099
Pool# Q20860 3.50%, 08/01/43	464,865	484,095
Pool# G08554 3.50%, 10/01/43	945,245	984,052
Pool# Q20680 4.00%, 10/01/43	1,006,251	1,073,308
Pool# V80509 4.00%, 10/01/43	775,312	827,948
Pool# G07508 4.50%, 10/01/43	637,588	692,704
Pool# G08558 4.00%, 11/01/43	455,935	486,319
Pool# G08559 4.50%, 11/01/43	2,310,989	2,505,708
Pool# Q23298 4.50%, 11/01/43	716,013	776,343
Pool# C09059 4.50%, 02/01/44	824,961	895,244
Pool# G07763 4.50%, 03/01/44	675,386	732,714
Pool# G08578 4.50%, 03/01/44	4,002,204	4,343,173
Pool# G08582 4.00%, 04/01/44	684,268	729,868
Pool# Q26367 4.00%, 05/01/44	314,858	337,267
Pool# G08593 4.50%, 06/01/44	929,438	1,009,203
Pool# G08596 4.50%, 07/01/44	1,744,629	1,894,899
Pool# G08601 4.00%, 08/01/44	1,275,421	1,360,814
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 01/15/45	2,020,000	2,101,273
4.00%, 01/15/45	19,210,000	20,482,663
4.50%, 01/15/45	12,950,000	14,041,645

24

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool
Pool# 625932 5.00%, 01/01/17	$319,139	$330,619
Pool# 626012 5.00%, 01/01/17	86,023	88,991
Pool# 630920 5.00%, 02/01/17	61,861	63,993
Pool# 669089 5.00%, 10/01/17	61,910	64,736
Pool# 709835 5.00%, 06/01/18	591,515	622,511
Pool# 687533 5.00%, 11/01/18	105,488	111,247
Pool# 748029 5.00%, 12/01/18	6,925	7,327
Pool# 770160 5.00%, 04/01/19	1,048,676	1,112,385
Pool# 845488 5.00%, 06/01/21	4,924	5,304
Pool# 969941 5.00%, 03/01/23	47,490	51,460
Pool# 982885 5.00%, 05/01/23	12,335	13,410
Pool# 975884 5.00%, 06/01/23	4,187	4,534
Pool# 254764 5.50%, 06/01/23	288,352	322,222
Pool# 987214 5.00%, 07/01/23	2,055	2,223
Pool# 976243 5.00%, 08/01/23	7,586	8,213
Pool# 987456 5.00%, 08/01/23	14,006	15,169
Pool# 965102 5.00%, 09/01/23	3,578	3,871
Pool# 988300 5.00%, 09/01/23	11,443	12,371
Pool# 254911 5.00%, 10/01/23	74,086	81,801
Pool# 254985 5.00%, 11/01/23	996,222	1,099,969
Pool# 255582 5.00%, 01/01/25	4,898	5,408
Pool# 255627 5.00%, 02/01/25	484,764	535,247
Pool# 255667 5.00%, 03/01/25	6,608	7,296
Pool# 256170 5.00%, 03/01/26	774,392	855,038
Pool# 256639 5.00%, 02/01/27	542,128	598,585
Pool# 256640 5.50%, 03/01/27	44,065	49,241

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 256676 5.50%, 04/01/27	$44,480	$49,705
Pool# 256896 5.50%, 09/01/27	34,500	38,552
Pool# 257075 5.50%, 02/01/28	38,578	43,109
Pool# 257282 5.50%, 07/01/28	212,004	236,906
Pool# 257367 5.50%, 09/01/28	75,457	84,321

Pool# 257451 5.50%, 11/01/28	17,086	19,114
Pool# 995477 5.50%, 01/01/29	45,192	50,500
Pool# 930997 4.50%, 04/01/29	228,427	249,164
Pool# AL0869 4.50%, 06/01/29	126,604	138,098
Pool# MA0097 5.00%, 06/01/29	136,319	150,516
Pool# MA0130 5.00%, 07/01/29	901,083	994,922
Pool# 932716 5.00%, 04/01/30	22,467	24,807
Pool# MA0436 5.50%, 04/01/30	124,941	139,930
Pool# AD7853 4.50%, 06/01/30	658,308	718,893
Pool# 676643 5.00%, 01/01/33	154,232	170,553
Pool# 720679 5.00%, 06/01/33	15,920	17,628
Pool# 310100 5.00%, 08/01/33	375,691	415,849
Pool# 738166 5.00%, 09/01/33	4,139	4,586
Pool# 725027 5.00%, 11/01/33	473,406	524,038
Pool# 745944 5.00%, 12/01/33	140,084	155,070
Pool# 725422 5.00%, 04/01/34	95,213	105,486
Pool# 985615 5.50%, 04/01/34	337,566	379,135
Pool# 794978 5.50%, 10/01/34	100,600	113,203
Pool# 801596 5.50%, 10/01/34	110,027	123,811
Pool# AC2387 5.00%, 01/01/35	19,367	21,451
Pool# 735141 5.50%, 01/01/35	704,864	793,166

25

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD0308 5.00%, 03/01/35	$1,028,044	$1,137,878
Pool# 735382 5.00%, 04/01/35	230,517	255,244
Pool# 735403 5.00%, 04/01/35	789,346	874,015
Pool# 255706 5.50%, 05/01/35	5,429	6,103
Pool# 735578 5.00%, 06/01/35	415,648	460,233
Pool# 735581 5.00%, 06/01/35	2,185,755	2,421,577

Pool# 735795 5.00%, 06/01/35	1,321,069	1,463,600
Pool# 735667 5.00%, 07/01/35	10,878	12,052
Pool# 826201 5.00%, 07/01/35	76,067	84,179
Pool# 190360 5.00%, 08/01/35	875,093	968,413
Pool# 310099 5.00%, 08/01/35	2,710,824	3,003,296
Pool# 825753 5.50%, 08/01/35	37,461	42,060
Pool# 834657 5.50%, 08/01/35	6,142	6,896
Pool# 836018 5.50%, 09/01/35	2,821	3,167
Pool# 735893 5.00%, 10/01/35	420,565	465,414
Pool# 835482 5.50%, 10/01/35	19,549	21,930
Pool# 863626 5.50%, 12/01/35	54,419	61,210
Pool# 745275 5.00%, 02/01/36	397,521	439,665
Pool# 865972 5.50%, 03/01/36	54,319	60,937
Pool# 891588 5.50%, 05/01/36	158,242	177,324
Pool# 885808 5.50%, 06/01/36	1,698	1,914
Pool# 885367 5.00%, 07/01/36	1,789	1,978
Pool# 745826 6.00%, 07/01/36	11,208	12,710
Pool# AI6495 5.00%, 09/01/36	775,114	858,741
Pool# 897267 5.50%, 10/01/36	39,615	44,342
Pool# 899215 6.00%, 10/01/36	45,675	51,482

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 310107 5.00%, 11/01/36	$162,488	$179,816
Pool# 831922 5.50%, 11/01/36	9,475	10,588
Pool# 256513 5.50%, 12/01/36	51,382	57,514
Pool# 902752 5.50%, 12/01/36	5,680	6,347
Pool# 903013 5.50%, 12/01/36	113,369	126,898
Pool# 920078 5.50%, 12/01/36	17,322	19,389
Pool# 906869 6.00%, 12/01/36	91,045	102,611

Pool# 967685 5.50%, 01/01/37	79,741	89,107
Pool# 888222 6.00%, 02/01/37	33,345	37,567
Pool# 910242 5.00%, 03/01/37	5,482	6,061
Pool# 914049 6.00%, 03/01/37	213,805	241,020
Pool# 914752 5.50%, 04/01/37	39,687	44,349
Pool# 918011 5.00%, 05/01/37	159,399	176,248
Pool# 897640 5.50%, 05/01/37	56,652	63,359
Pool# 899528 5.50%, 05/01/37	80,992	90,582
Pool# 917988 6.00%, 05/01/37	31,436	35,447
Pool# 937788 5.00%, 06/01/37	1,989	2,199
Pool# 899562 5.50%, 06/01/37	32,873	36,765
Pool# 918516 5.50%, 06/01/37	612,869	685,432
Pool# 918659 5.50%, 06/01/37	159,177	178,173
Pool# 918662 5.50%, 06/01/37	488,080	545,868
Pool# 915639 6.00%, 06/01/37	115,993	130,842
Pool# 939984 6.00%, 06/01/37	87,310	98,394
Pool# 256822 5.00%, 07/01/37	3,956	4,374
Pool# 938175 5.50%, 07/01/37	16,462	18,411
Pool# 899598 6.00%, 07/01/37	10,663	12,021

26

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 928483 6.00%, 07/01/37	$48,159	$54,285
Pool# 942052 6.00%, 07/01/37	41,168	46,418
Pool# 944526 6.00%, 07/01/37	26,743	30,159
Pool# 942290 5.50%, 08/01/37	47,552	53,137
Pool# 945218 5.50%, 08/01/37	5,630	6,297
Pool# AA0920 5.50%, 08/01/37	2,377,315	2,661,017
Pool# 936895 6.00%, 08/01/37	3,653	4,120
Pool# 888638 5.50%, 09/01/37	69,215	77,410
Pool# 952277 5.50%, 09/01/37	1,298	1,452
Pool# 952276 6.00%, 09/01/37	159,635	179,870
Pool# 933131 5.50%, 10/01/37	31,011	34,683
Pool# 943640 5.50%, 10/01/37	2,558	2,861
Pool# 946923 6.00%, 10/01/37	108,753	122,623
Pool# 955770 6.00%, 10/01/37	11,878	13,395
Pool# 952372 5.50%, 11/01/37	652,724	729,395
Pool# 960117 5.50%, 11/01/37	1,293	1,447
Pool# 933166 6.00%, 11/01/37	204,834	231,031
Pool# 956411 6.00%, 11/01/37	30,737	34,659
Pool# 959983 6.00%, 11/01/37	79,273	89,381
Pool# 959454 5.50%, 12/01/37	99,840	111,630
Pool# 967254 5.50%, 12/01/37	107,272	119,872
Pool# 977077 5.50%, 12/01/37	188,376	211,092
Pool# 929018 6.00%, 12/01/37	46,151	52,025
Pool# 966419 6.00%, 12/01/37	46,486	52,414
Pool# 961181 5.50%, 01/01/38	27,061	30,257
Pool# 961256 5.50%, 01/01/38	66,383	74,222

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 961311 5.50%, 01/01/38	$81,599	$91,234
Pool# 961348 6.00%, 01/01/38	169,058	190,716
Pool# 965719 6.00%, 01/01/38	27,149	30,599
Pool# 952055 5.00%, 02/01/38	323,443	357,632
Pool# 961655 5.00%, 02/01/38	272,867	301,710
Pool# 960048 5.50%, 02/01/38	2,114	2,378
Pool# 969757 5.50%, 02/01/38	2,822	3,155
Pool# 969776 5.50%, 02/01/38	76,526	85,754
Pool# 972404 5.50%, 02/01/38	25,874	29,055
Pool# 972701 5.50%, 02/01/38	26,983	30,169
Pool# 961980 5.00%, 03/01/38	441,166	487,799
Pool# 953613 5.50%, 03/01/38	5,565	6,222
Pool# 961849 5.50%, 03/01/38	51,887	58,015
Pool# 962371 5.50%, 03/01/38	49,225	55,037
Pool# 973775 5.50%, 03/01/38	46,907	52,446
Pool# 973794 5.50%, 03/01/38	90,557	101,251
Pool# 974674 5.50%, 03/01/38	41,316	46,195
Pool# 975186 5.50%, 03/01/38	86,449	96,874
Pool# 961992 6.00%, 03/01/38	121,338	136,800
Pool# 974532 5.00%, 04/01/38	31,340	34,653
Pool# 974965 5.00%, 04/01/38	370,209	408,762
Pool# 976913 5.00%, 04/01/38	172,889	191,164
Pool# 933777 5.50%, 04/01/38	16,763	18,742
Pool# 973726 6.00%, 04/01/38	201,425	227,933
Pool# 969268 5.50%, 05/01/38	5,169	5,780
Pool# 970232 5.50%, 05/01/38	10,287	11,502

27

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 975049 5.50%, 05/01/38	$99,168	$111,777
Pool# 975127 5.50%, 05/01/38	2,630	2,939
Pool# 995048 5.50%, 05/01/38	140,561	157,335
Pool# 889509 6.00%, 05/01/38	62,825	70,858
Pool# 889579 6.00%, 05/01/38	104,711	118,066
Pool# 929594 5.50%, 06/01/38	667,320	747,790
Pool# 963774 5.50%, 06/01/38	150,630	168,417
Pool# 963958 5.50%, 06/01/38	2,552	2,854
Pool# 976213 5.50%, 06/01/38	7,971	8,912
Pool# 979984 5.50%, 06/01/38	78,638	87,924
Pool# 985559 5.50%, 06/01/38	135,793	151,828
Pool# 985731 5.50%, 06/01/38	28,993	32,417
Pool# 986519 5.50%, 06/01/38	7,572	8,466
Pool# 929714 5.50%, 07/01/38	432,714	483,812
Pool# 929737 5.50%, 07/01/38	3,258	3,642
Pool# 934333 5.50%, 07/01/38	244,923	273,845
Pool# 934351 5.50%, 07/01/38	29,815	33,336
Pool# 963975 5.50%, 07/01/38	104,248	116,558
Pool# 986245 5.50%, 07/01/38	10,431	11,662
Pool# 986999 5.50%, 07/01/38	126,949	141,940
Pool# 889962 5.50%, 08/01/38	365,611	408,784
Pool# 929824 5.50%, 08/01/38	53,355	59,656
Pool# 964970 5.50%, 08/01/38	47,571	53,188
Pool# 975697 5.50%, 08/01/38	17,757	19,854
Pool# 986062 5.50%, 08/01/38	9,832	10,993
Pool# 925973 6.00%, 08/01/38	18,974	21,472

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 983378 6.00%, 08/01/38	$60,982	$69,007
Pool# 970818 5.50%, 09/01/38	74,715	83,538
Pool# 986938 5.50%, 09/01/38	17,148	19,173
Pool# 970650 5.50%, 10/01/38	114,132	127,609
Pool# 990786 5.50%, 10/01/38	48,089	53,767
Pool# 992471 5.50%, 10/01/38	4,382	4,945
Pool# 930071 6.00%, 10/01/38	438,718	496,454
Pool# 991002 6.00%, 10/01/38	5,837	6,605
Pool# 992035 6.00%, 10/01/38	15,655	17,715
Pool# 934645 5.50%, 11/01/38	96,285	107,655
Pool# 934665 5.50%, 11/01/38	80,324	89,809
Pool# 970809 5.50%, 11/01/38	49,057	54,850
Pool# 985805 5.50%, 11/01/38	116,463	130,216
Pool# 987994 5.50%, 11/01/38	38,682	43,250
Pool# 994637 5.50%, 11/01/38	464,815	519,704
Pool# 995759 5.50%, 11/01/38	708,661	792,345
Pool# AB0131 5.00%, 12/01/38	26,624	29,463
Pool# 930253 5.50%, 12/01/38	152,987	171,053
Pool# 934249 5.50%, 12/01/38	33,798	37,789
Pool# 970929 5.50%, 12/01/38	109,590	122,531
Pool# 991434 5.50%, 12/01/38	44,845	50,140
Pool# 992676 5.50%, 12/01/38	45,857	51,272
Pool# 992944 5.50%, 12/01/38	65,945	73,732
Pool# 993055 5.50%, 12/01/38	66,427	74,271
Pool# AA0694 5.50%, 12/01/38	92,300	103,200
Pool# AD0385 5.50%, 12/01/38	49,899	55,792

28

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 934231 5.00%, 01/01/39	$6,087	$6,721
Pool# 995245 5.00%, 01/01/39	765,540	845,264
Pool# 993100 5.50%, 01/01/39	46,519	52,013
Pool# 993111 5.50%, 01/01/39	51,592	57,685
Pool# AA0187 5.50%, 01/01/39	36,947	41,310
Pool# AA0729 5.50%, 02/01/39	574,920	642,811
Pool# AA1638 5.50%, 02/01/39	58,972	66,268
Pool# AD0306 5.50%, 03/01/39	17,650	19,739
Pool# AA4463 4.50%, 04/01/39	234,275	254,957
Pool# 935063 5.50%, 04/01/39	230,282	257,476
Pool# 995845 5.50%, 04/01/39	2,561	2,864
Pool# 935075 6.00%, 04/01/39	28,524	32,278
Pool# 995862 5.00%, 07/01/39	132,510	146,517
Pool# AL0070 5.00%, 07/01/39	103,953	114,941
Pool# AC0017 5.50%, 09/01/39	19,636	21,955
Pool# AD0638 6.00%, 09/01/39	111,342	125,544
Pool# AL2875 5.00%, 11/01/39	452,720	500,574
Pool# 190399 5.50%, 11/01/39	16,554	18,508
Pool# 932586 4.50%, 03/01/40	1,525,505	1,659,224
Pool# AD1656 4.50%, 03/01/40	620,396	674,777
Pool# MA0389 5.50%, 04/01/40	91,782	102,621
Pool# 190404 4.50%, 05/01/40	257,806	280,404
Pool# AL0071 5.00%, 05/01/40	244,643	270,503
Pool# AB1316 5.50%, 05/01/40	166,316	185,956
Pool# AL0015 5.50%, 05/01/40	1,099,466	1,229,298
Pool# AB1149 5.00%, 06/01/40	286,870	317,193

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD5507 5.00%, 06/01/40	$661,452	$731,370
Pool# AD6438 5.00%, 06/01/40	20,675	22,861
Pool# AD7849 5.00%, 06/01/40	478,426	528,998
Pool# AB1259 5.00%, 07/01/40	1,111,401	1,227,143
Pool# AC9032 5.00%, 07/01/40	11,247	12,436
Pool# AD6856 5.00%, 07/01/40	8,607	9,517
Pool# AB1335 4.50%, 08/01/40	451,828	491,293
Pool# AB1389 4.50%, 08/01/40	1,188,318	1,292,110
Pool# AD8529 4.50%, 08/01/40	1,587,025	1,725,641
Pool# AE3251 5.00%, 08/01/40	574,377	635,091
Pool# AD5283 4.50%, 09/01/40	62,259	67,697
Pool# AE0691 4.50%, 10/01/40	171,184	186,136
Pool# AE0803 4.50%, 10/01/40	2,335,741	2,540,484
Pool# AB1854 4.50%, 11/01/40	532,988	579,457
Pool# AE2691 4.50%, 12/01/40	3,826,139	4,159,731
Pool# AH1560 4.00%, 01/01/41	762,063	815,377
Pool# AL0791 4.00%, 02/01/41	958,857	1,028,187
Pool# AE0984 4.50%, 02/01/41	46,933	51,025
Pool# AL5782 5.50%, 03/01/41	914,948	1,026,422
Pool# AH4038 4.50%, 04/01/41	969,635	1,057,811
Pool# AH9471 4.50%, 04/01/41	793,698	865,627
Pool# AI1193 4.50%, 04/01/41	199,745	217,160
Pool# AL0065 4.50%, 04/01/41	1,798,398	1,955,195
Pool# AI0706 5.00%, 04/01/41	557,880	617,024
Pool# AI2468 4.50%, 05/01/41	1,578,544	1,716,173
Pool# AB3193 4.50%, 06/01/41	434,957	472,880

29

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AI3506 4.50%, 06/01/41	$67,333	$73,456
Pool# AL0462 5.00%, 07/01/41	32,233	35,641
Pool# AI8193 4.50%, 08/01/41	1,605,001	1,744,936
Pool# AI8194 4.50%, 08/01/41	1,592,029	1,730,834
Pool# AB3505 4.00%, 09/01/41	3,020,325	3,239,180
Pool# AJ1414 4.50%, 09/01/41	1,002,099	1,089,000
Pool# AJ1416 4.50%, 09/01/41	1,387,331	1,507,638
Pool# AJ0473 5.00%, 09/01/41	480,237	531,299
Pool# AL1319 4.50%, 10/01/41	376,570	409,402
Pool# AJ5269 4.00%, 11/01/41	5,357,546	5,728,179
Pool# AL1431 4.50%, 11/01/41	3,540,563	3,853,682
Pool# AL1547 4.50%, 11/01/41	258,238	280,632
Pool# AJ9278 3.50%, 12/01/41	1,495,855	1,563,695
Pool# AJ7686 4.00%, 12/01/41	5,940,385	6,370,830
Pool# AX5302 4.00%, 01/01/42	1,482,260	1,584,571
Pool# AL1354 4.50%, 01/01/42	3,221,866	3,501,262
Pool# AL4300 4.50%, 01/01/42	792,930	862,187
Pool# AK5699 3.50%, 03/01/42	1,336,006	1,395,761
Pool# AK4520 4.00%, 03/01/42	736,598	787,095
Pool# AK6743 4.00%, 03/01/42	280,794	300,000
Pool# AK6568 3.50%, 04/01/42	2,111,541	2,205,983
Pool# AK6846 3.50%, 04/01/42	1,525,642	1,593,879
Pool# AL4029 4.50%, 04/01/42	748,854	814,145
Pool# AB7733 3.00%, 01/01/43	1,315,498	1,333,432
Pool# AL3714 3.50%, 01/01/43	2,432,167	2,540,190
Pool# AQ9328 3.50%, 01/01/43	382,041	399,009

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB8931 3.00%, 04/01/43	$1,961,695	$1,988,438
Pool# AB9046 3.50%, 04/01/43	2,244,377	2,344,059
Pool# AR9283 3.50%, 04/01/43	553,867	578,985
Pool# AT1001 3.50%, 04/01/43	930,566	974,368
Pool# AT2021 3.50%, 04/01/43	1,901,628	1,986,087
Pool# AT5993 3.00%, 05/01/43	2,047,298	2,074,568
Pool# AB9374 3.50%, 05/01/43	892,209	932,394
Pool# AS0044 3.00%, 07/01/43	1,162,154	1,177,634
Pool# AB9864 3.50%, 07/01/43	804,508	840,240
Pool# AU3735 3.00%, 08/01/43	480,644	487,047
Pool# AS0210 3.50%, 08/01/43	2,355,492	2,460,109
Pool# AS0212 3.50%, 08/01/43	3,309,348	3,455,296
Pool# AU0949 3.50%, 08/01/43	1,642,572	1,723,738
Pool# AU3742 3.50%, 08/01/43	1,382,568	1,443,541
Pool# AS0225 4.00%, 08/01/43	5,416,365	5,808,839
Pool# AS0358 4.00%, 09/01/43	885,619	950,207
Pool# AS0531 4.00%, 09/01/43	1,161,164	1,245,847
Pool# AU6857 4.00%, 09/01/43	1,711,594	1,841,769
Pool# AS0575 5.00%, 09/01/43	2,000,000	2,214,531
Pool# MA1600 3.50%, 10/01/43	3,338,604	3,485,842
Pool# AU4386 4.00%, 10/01/43	730,978	783,946
Pool# AU6744 4.00%, 10/01/43	1,732,059	1,849,987
Pool# AU9029 4.00%, 10/01/43	2,020,711	2,168,081
Pool# AS1042 4.00%, 11/01/43	459,176	492,448
Pool# AV0691 4.00%, 12/01/43	492,897	528,843
Pool# AL4608 4.50%, 12/01/43	1,230,559	1,336,118

30

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS1380 4.50%, 12/01/43	$3,229,800	$3,506,856
Pool# AV0664 4.50%, 12/01/43	2,721,988	2,955,483
Pool# AS1559 4.00%, 01/01/44	2,958,593	3,172,975
Pool# AS1764 4.00%, 02/01/44	542,659	581,303
Pool# MA1885 5.00%, 03/01/44	126,595	140,253
Pool# MA1888 4.00%, 05/01/44	833,769	890,537
Pool# MA1926 4.50%, 06/01/44	1,680,937	1,826,181
Pool# AS2950 4.00%, 07/01/44	144,051	153,859
Pool# AW8949 5.00%, 07/01/44	187,843	208,227
Pool# AL5674 4.50%, 08/01/44	1,526,450	1,658,345
Pool# AS3467 4.00%, 10/01/44	197,342	210,871
Pool# AX2491 4.00%, 10/01/44	1,490,125	1,593,677
Pool# AX5921 5.00%, 10/01/44	886,645	983,414
Pool# AX2164 4.00%, 11/01/44	823,580	879,912
Federal National Mortgage Association Pool TBA
3.00%, 01/25/45	3,315,000	3,355,142
3.50%, 01/25/45	11,515,000	12,009,786
4.00%, 01/25/45	45,940,000	49,048,126
4.50%, 01/25/45	28,440,000	30,881,841
5.00%, 01/25/45	2,825,000	3,121,184
Government National Mortgage Association I Pool
Pool# 618988 6.00%, 06/15/34	31,157	35,763
Pool# 689575 6.50%, 07/15/38	33,377	38,271

Total U.S. Government Mortgage Backed Agencies (cost $396,542,249)		403,915,339

U.S. Government Sponsored & Agency Obligations 4.0%

	Principal Amount	Market Value

Federal Farm Credit Banks 1.46%, 11/19/19	$2,785,000	$2,716,125
Federal Home Loan Banks
0.13%, 04/14/15	4,100,000	4,099,462
0.25%, 01/12/16	25,000,000	24,972,122
5.50%, 07/15/36	8,320,000	11,370,937
Federal National Mortgage Association
1.70%, 08/28/19	2,655,000	2,642,120
1.75%, 09/12/19	8,285,000	8,302,881
1.60%, 12/24/20	4,690,000	4,577,727
Tennessee Valley Authority 4.63%, 09/15/60	1,345,000	1,558,133

Total U.S. Government Sponsored & Agency Obligations (cost $59,516,049)		60,239,507

U.S. Treasury Bonds 9.3%
U.S. Treasury Bonds
6.25%, 08/15/23	23,410,000	31,164,563
5.50%, 08/15/28	39,435,000	53,865,745
3.88%, 08/15/40	3,065,000	3,744,568
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/26 (e)	28,035,000	38,473,720
1.75%, 01/15/28 (e)	7,275,000	9,347,906
3.88%, 04/15/29 (e)	2,135,000	4,422,047

Total U.S. Treasury Bonds (cost $141,196,603)		141,018,549

U.S. Treasury Notes 16.4%
U.S. Treasury Inflation Indexed Note, 1.13%, 01/15/21 (e)	7,785,000	8,790,473
U.S. Treasury Notes
0.25%, 09/15/15	35,000,000	35,016,408
0.25%, 12/31/15	70,000,000	69,978,125
0.63%, 11/30/17	6,040,000	5,959,782
3.63%, 08/15/19	110,170,000	120,154,156
2.75%, 02/15/24	7,155,000	7,523,930

Total U.S. Treasury Notes (cost $247,065,555)		247,422,874

Total Investments (cost $1,577,656,966) (f) — 105.8%		1,597,652,605
Liabilities in excess of other assets — (5.8)%		(87,727,777)

NET ASSETS — 100.0%		$1,509,924,828

31

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2014 was $92,513,664 which represents 6.13% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2014. The maturity date reflects the next call date.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2014.

(e)	Principal amounts are not adjusted for inflation.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.

AS	Stock Corporation

BV	Private Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

OJSC	Open Joint Stock Company

PLC	Public Limited Company

Reg.	S Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

TBA	To Be Announced

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
91	90 Day Bank Bill Future	12/16/15	$70,323,884	$26,024
247	90 Day Eurodollar	12/19/16	60,595,275	11,964
160	90 Day Euroyen	03/16/15	33,337,786	8,886
68	U.S. Treasury Long Bond	03/20/15	9,830,250	261,132

			$174,087,195	$308,006

32

Statement of Investments (Continued)

December 31, 2014

NVIT Core Plus Bond Fund (Continued)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(248)	EURO FX CURR Future	03/16/15	$37,531,700	$655,175
(88)	EURO-BUXL Future	03/06/15	16,502,952	(758,042)
(167)	Mexican Peso Future	03/16/15	5,636,250	241,517
(145)	South African Rand Future	03/16/15	6,198,750	151,979
(755)	U.S. Treasury 10 Year Note	03/20/15	95,731,641	(531,891)
(122)	U.S. Treasury 2 Year Note	03/31/15	26,668,437	30,091
(550)	U.S. Treasury 5 Year Note	03/31/15	65,411,328	(92,077)
(97)	U.S. Treasury Ultra Bond	03/20/15	16,023,188	(743,159)

			$269,704,246	$(1,046,407)

At December 31, 2014, the Fund had $3,310,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities

December 31, 2014

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $1,577,656,966)	$1,597,652,605
Cash	37,437,329
Deposits with broker for futures contracts	3,310,000
Foreign currencies, at value (cost $194,708)	192,508
Interest and dividends receivable	11,579,641
Receivable for investments sold	3,227,151
Receivable for capital shares issued	292,656
Reclaims receivable	6,659
Prepaid expenses	2,331

Total Assets	1,653,700,880

Liabilities:
Payable for investments purchased	142,997,137
Payable for capital shares redeemed	13,146
Payable for variation margin on futures contracts	73,217
Accrued expenses and other payables:
Investment advisory fees	571,228
Fund administration fees	37,846
Distribution fees	17,895
Administrative servicing fees	10,518
Accounting and transfer agent fees	5,347
Custodian fees	4,947
Compliance program costs (Note 3)	1,196
Professional fees	33,100
Printing fees	8,570
Other	1,905

Total Liabilities	143,776,052

Net Assets	$1,509,924,828

Represented by:
Capital	$1,474,061,338
Accumulated undistributed net investment income	3,512,412
Accumulated net realized gains from investments, futures, and foreign currency transactions	12,978,794
Net unrealized appreciation/(depreciation) from investments	19,995,639
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(738,401)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	115,046

Net Assets	$1,509,924,828

34

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$4,382,013
Class II Shares	82,721,197
Class Y Shares	1,422,821,618

Total	$1,509,924,828

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	382,727
Class II Shares	7,236,331
Class Y Shares	123,990,791

Total	131,609,849

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.45
Class II Shares	$11.43
Class Y Shares	$11.48

The accompanying notes are an integral part of these financial statements.

35

Statement of Operations

For the Year Ended December 31, 2014

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$41,468,906
Dividend income	36,012
Foreign tax withholding	(1,765)

Total Income	41,503,153

EXPENSES:
Investment advisory fees	6,408,191
Fund administration fees	429,982
Distribution fees Class II Shares	181,186
Administrative servicing fees Class I Shares	5,688
Administrative servicing fees Class II Shares	108,712
Professional fees	88,219
Printing fees	16,548
Trustee fees	41,392
Custodian fees	58,642
Accounting and transfer agent fees	28,209
Compliance program costs (Note 3)	4,622
Other	31,905

Total expenses before earnings credit	7,403,296

Earnings credit (Note 4)	(513)

Net Expenses	7,402,783

NET INVESTMENT INCOME	34,100,370

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,063,536
Net realized losses from futures transactions (Note 2)	(4,503,827)
Net realized losses from foreign currency transactions (Note 2)	(18,103)

Net realized gains from investments, futures, and foreign currency transactions	21,541,606

Net change in unrealized appreciation/(depreciation) from investments	19,372,525
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(3,215,347)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	115,038

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	16,272,216

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	37,813,822

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$71,914,192

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$34,100,370	$22,187,089
Net realized gains/(losses) from investments, futures, and foreign currency transactions	21,541,606	(1,432,633)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	16,272,216	(41,056,875)

Change in net assets resulting from operations	71,914,192	(20,302,419)

Distributions to Shareholders From:
Net investment income:
Class I	(97,060)	(32,109)
Class II	(1,743,843)	(966,277)
Class Y	(34,018,588)	(25,097,642)
Net realized gains:
Class I	–	(28,347)
Class II	–	(1,232,460)
Class Y	–	(25,224,686)

Change in net assets from shareholder distributions	(35,859,491)	(52,581,521)

Change in net assets from capital transactions	153,871,976	274,211,380

Change in net assets	189,926,677	201,327,440

Net Assets:
Beginning of year	1,319,998,151	1,118,670,711

End of year	$1,509,924,828	$1,319,998,151

Accumulated undistributed net investment income at end of year	$3,512,412	$2,869,732

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,299,953	$960,042
Dividends reinvested	97,060	60,456
Cost of shares redeemed	(1,826,147)	(1,170,343)

Total Class I Shares	2,570,866	(149,845)

Class II Shares
Proceeds from shares issued	39,551,979	15,589,904
Dividends reinvested	1,743,843	2,198,737
Cost of shares redeemed	(19,164,174)	(17,763,597)

Total Class II Shares	22,131,648	25,044

Class Y Shares
Proceeds from shares issued	170,058,106	247,187,869
Dividends reinvested	34,018,588	50,322,328
Cost of shares redeemed	(74,907,232)	(23,174,016)

Total Class Y Shares	129,169,462	274,336,181

Change in net assets from capital transactions	$153,871,976	$274,211,380

37

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	377,457	83,552
Reinvested	8,515	5,390
Redeemed	(158,931)	(99,685)

Total Class I Shares	227,041	(10,743)

Class II Shares
Issued	3,437,541	1,349,844
Reinvested	153,278	196,252
Redeemed	(1,668,192)	(1,536,062)

Total Class II Shares	1,922,627	10,034

Class Y Shares
Issued	14,769,361	21,207,830
Reinvested	2,979,437	4,474,829
Redeemed	(6,501,813)	(1,992,357)

Total Class Y Shares	11,246,985	23,690,302

Total change in shares	13,396,653	23,689,593

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

38

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2014 (b)	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013 (b)	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%
Year Ended December 31, 2012 (b)	$11.49	0.24	0.60	0.84	(0.28)	(0.23)	(0.51)	$11.82	7.38%		$1,966,859	0.66%	2.05%	0.66%	317.74%
Year Ended December 31, 2011 (b)	$11.10	0.29	0.41	0.70	(0.30)	(0.01)	(0.31)	$11.49	6.37%		$1,106,265	0.66%	2.53%	0.66%	368.09%
Year Ended December 31, 2010 (b)	$10.79	0.34	0.55	0.89	(0.31)	(0.27)	(0.58)	$11.10	8.35%		$624,053	0.69%	3.01%	0.69%	338.94%

Class II Shares
Year Ended December 31, 2014 (b)	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013 (b)	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%
Year Ended December 31, 2012 (b)	$11.47	0.21	0.60	0.81	(0.25)	(0.23)	(0.48)	$11.80	7.12%		$62,591,241	0.91%	1.81%	0.91%	317.74%
Year Ended December 31, 2011 (b)	$11.09	0.26	0.40	0.66	(0.27)	(0.01)	(0.28)	$11.47	6.05%		$49,816,557	0.91%	2.28%	0.91%	368.09%
Year Ended December 31, 2010 (b)	$10.78	0.31	0.56	0.87	(0.29)	(0.27)	(0.56)	$11.09	8.11%		$31,219,410	0.94%	2.78%	0.94%	338.94%

Class Y Shares
Year Ended December 31, 2014 (b)	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013 (b)	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%
Year Ended December 31, 2012 (b)	$11.50	0.26	0.61	0.87	(0.30)	(0.23)	(0.53)	$11.84	7.60%		$1,054,112,611	0.51%	2.21%	0.51%	317.74%
Year Ended December 31, 2011 (b)	$11.11	0.30	0.41	0.71	(0.31)	(0.01)	(0.32)	$11.50	6.52%		$903,907,635	0.51%	2.69%	0.51%	368.09%
Year Ended December 31, 2010 (b)	$10.80	0.35	0.56	0.91	(0.33)	(0.27)	(0.60)	$11.11	8.50%		$615,271,141	0.54%	3.15%	0.54%	338.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

39

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

40

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Trust’s Board of Trustees (the “Board of Trustees”). Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

41

Notes to Financial Statements (Continued)

December 31, 2014

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$58,808,944	$—	$58,808,944
Commercial Mortgage Backed Securities	—	125,629,183	—	125,629,183
Corporate Bonds	—	476,171,203	—	476,171,203
Futures Contracts	1,386,768	—	—	1,386,768
Sovereign Bonds	—	84,447,006	—	84,447,006
U.S. Government Mortgage Backed Agencies	—	403,915,339	—	403,915,339
U.S. Government Sponsored & Agency Obligations	—	60,239,507	—	60,239,507
U.S. Treasury Bonds	—	141,018,549	—	141,018,549
U.S. Treasury Notes	—	247,422,874	—	247,422,874
Total Assets	$1,386,768	$1,597,652,605	$—	$1,599,039,373
Liabilities:
Futures Contracts	(2,125,169)	—	—	(2,125,169)
Total Liabilities	$(2,125,169)	$—	$—	$(2,125,169)
Total	$(738,401)	$1,597,652,605	$—	$1,596,914,204

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to manage exposure to changes in the level of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract,

42

Notes to Financial Statements (Continued)

December 31, 2014

the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Interest rate risk	Unrealized appreciation from futures contracts	$1,386,768
Total		$1,386,768

Liabilities:
Futures Contracts*
Interest rate risk	Unrealized depreciation from futures contracts	$(2,125,169)
Total		$(2,125,169)
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(4,503,827)
Total	$(4,503,827)

43

Notes to Financial Statements (Continued)

December 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(3,215,347)
Total	$(3,215,347)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to manage exposure to changes in the level of interest rates. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, paydown gains and losses, and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments, futures, and foreign transactions
$—	$2,401,801	$(2,401,801)

Amount designated as “—” is zero or has been rounded to zero.

44

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charges to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Fixed Income, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

45

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.45%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) and certain other expenses) from exceeding 0.55% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $429,982 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $4,622.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

46

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $114,400 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4. Line	of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5. Investment	Transactions

For the year ended December 31, 2014, the Fund had purchases of $4,136,354,354 and sales of $4,025,580,831 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $1,115,996,000 and sales of $1,145,293,268 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

47

Notes to Financial Statements (Continued)

December 31, 2014

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$35,859,491	$—	$35,859,491	$—	$35,859,491

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$46,842,648	$5,738,873	$52,581,521	$—	$52,581,521

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$18,431,794	$—	$18,431,794	$—	$17,431,696	$35,863,490

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

48

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,580,370,864	$30,787,121	$(13,505,380)	$17,281,741

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $1,230,466 and are no longer eligible to offset future capital gains, if any.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Plus Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

50

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

51

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

52

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

53

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

54

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

55

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

56

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

57

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

58

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

59

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

60

Annual Report

December 31, 2014

NVIT Flexible Fixed Income Fund

AR-FLX-FX 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Flexible Fixed Income Fund

For the period from the Fund’s inception on April 30, 2014, through December 31, 2014, the NVIT Flexible Fixed Income Fund (Class P) registered -1.70% versus 3.43% for its benchmark, the Barclays Global Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Income Funds (consisting of 76 funds as of December 31, 2014) was -1.67% for the same time period.

Please note that the Fund has an inception date of April 30, 2014, giving it an eight-month track record. This abbreviated reporting period provides limited insights.

The Fund’s return for the 8-month period covered in this report was driven primarily by poor performance within the commodities asset class. Commodities as represented by the Bloomberg Commodity Index posted a loss of 24.27% for the reporting period. During the reporting period, the U.S. Federal Reserve discontinued its purchasing program of U.S. Treasury and mortgage-backed securities but continued to maintain a 0% federal funds rate.

With regard to intermediate-term, investment-grade U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) returned 3.18% during the reporting period. Interest rates on the bellwether 10-year U.S. Treasury note dropped more than 80 basis points, from 2.90% near the beginning of January 2014 to a low for the period of 2.06% on December 16, 2014. This drop in interest rates coincided with an increase in intermediate- and long-term bond prices. Meanwhile, short-term interest rates remained range-bound near zero, effectively keeping returns on investments in short-term bonds in the low single digits and money market instruments barely positive.

The returns from the Fund’s underlying investments in the NVIT Bond Index Fund and the NVIT Core Bond Fund the largest contributors to the Fund’s overall return during the reporting period. While the Fund had an allocation of only 7% to the PIMCO CommodityRealReturn Fund during the reporting period, this underlying fund’s negative performance made it the largest detractor from overall Fund performance during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A Richer, Nationwide Fund Advisors

The Fund is designed to provide diversification across traditional fixed-income asset classes in combination with nontraditional asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Flexible Fixed Income Fund

Objective

The Fund seeks income primarily, and total return secondarily, through investment in other mutual funds with a fixed-income orientation.

Highlights

•	For the reporting period, the NVIT Flexible Fixed Income Fund (Class P) registered -1.70%, underperforming the benchmark by 5.13% and the Lipper peer category median by 0.03%

•

The returns from the Fund’s underlying investments in the NVIT Bond Index Fund and the NVIT Core Bond Fund, combined with their targeted allocations within the Fund, made these underlying funds the largest contributors to the Fund’s overall return during the reporting period

•

While the Fund had a targeted allocation of only 7% to the PIMCO CommodityRealReturn Fund, this underlying fund’s negative performance made it the largest detractor from overall Fund performance during the reporting period

Asset Allocation†

Fixed Income Funds	94.1%
Commodity	6.6%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Holdings††

Federated NVIT High Income Bond Fund, Class Y	20.2%
NVIT Bond Index Fund, Class Y	18.1%
NVIT Core Bond Fund, Class Y	14.0%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	10.0%
NVIT Multi Sector Bond Fund, Class Y	9.0%
Nationwide High Yield Bond Fund, Institutional Class	7.1%
PIMCO Variable Insurance Trust — CommodityRealReturn Strategy Portfolio, Institutional Class	6.6%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Short Term Bond Fund, Class Y	5.0%
iShares JP Morgan USD Emerging Markets Bond ETF	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

5

Fund Performance	NVIT Flexible Fixed Income Fund

Average Annual Total Return1

(For period ended December 31, 2014)

Inception[2]
Class P	(1.70)%
Barclays Aggregate Bond Index	3.43%
CPI	(0.95)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	1.49%	1.15%

^	Current effective prospectus dated April 22, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	NVIT Flexible Fixed Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the NVIT Flexible Fixed Income Fund since inception through 12/31/14 versus performance of the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Flexible Fixed Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Fixed Income Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class P Shares	Actual	(b)	1,000.00	971.30	2.63	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2014

NVIT Flexible Fixed Income Fund

Mutual Funds 95.7%

	Shares	Market Value

Commodity 6.6%
PIMCO Variable Insurance Trust — CommodityRealReturn Strategy Portfolio, Institutional Class	20,928	$101,290

Total Commodity (cost $128,113)		101,290

Fixed Income Funds 89.1%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	16,681	153,294
Federated NVIT High Income Bond Fund, Class Y* (a)	46,544	309,518
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,503	77,127
Nationwide High Yield Bond Fund, Institutional Class (a)	17,703	108,168
NVIT Bond Index Fund, Class Y (a)	25,880	276,659
NVIT Core Bond Fund, Class Y (a)	19,733	215,287
NVIT Multi Sector Bond Fund, Class Y* (a)	15,186	138,346
NVIT Short Term Bond Fund, Class Y (a)	7,383	76,786

Total Fixed Income Funds (cost $1,397,303)		1,355,185

Total Mutual Funds (cost $1,525,416)		1,456,475

Exchange Traded Fund 5.0%
Fixed Income Fund 5.0%
iShares JP Morgan USD Emerging Markets Bond ETF	694	76,139

Total Exchange Traded Fund (cost $79,884)		76,139

Total Investments (cost $1,605,300) (b) — 100.7%		1,532,614

Liabilities in excess of other assets — (0.7)%		(11,138)

NET ASSETS — 100.0%		$1,521,476

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2014

NVIT Flexible Fixed Income Fund
Assets:
Investments in affiliates, at value (cost $1,240,740)	$1,201,891
Investments in non-affiliates, at value (cost $364,560)	330,723

Total Investments, at value (total cost $1,605,300)	1,532,614

Cash	412
Receivable for investment advisory fees	1,833
Prepaid offering costs	5,863

Total Assets	1,540,722

Liabilities:
Payable for investments purchased	801
Payable for capital shares redeemed	23
Accrued expenses and other payables:
Fund administration fees	3,211
Distribution fees	323
Accounting and transfer agent fees	137
Custodian fees	566
Compliance program costs (Note 3)	47
Professional fees	8,721
Printing fees	5,063
Other	354

Total Liabilities	19,246

Net Assets	$1,521,476

Represented by:
Capital	$1,603,084
Accumulated net realized losses from affiliated and non-affiliated investments	(8,922)
Net unrealized appreciation/(depreciation) from investments in affiliates	(38,849)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(33,837)

Net Assets	$1,521,476

Net Assets:
Class P Shares	$1,521,476

Total	$1,521,476

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	158,860

Total	158,860

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.58

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Period Ended December 31, 2014

NVIT Flexible Fixed Income Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$35,784
Dividend income from non-affiliates	6,225

Total Income	42,009

EXPENSES:
Organization and offering costs	11,005
Investment advisory fees	2,081
Fund administration fees	16,142
Distribution fees Class P Shares	2,601
Professional fees	12,865
Printing fees	16,082
Trustee fees	27
Custodian fees	629
Accounting and transfer agent fees	1,666
Compliance program costs (Note 3)	49
Other	503

Total expenses before earnings credit and expenses reimbursed	63,650

Earnings credit (Note 5)	(61)
Expenses reimbursed by adviser (Note 3)	(58,071)

Net Expenses	5,518

NET INVESTMENT INCOME	36,491

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	82
Net realized gains from investment transactions with affiliates	97
Net realized losses from investment transactions with non-affiliates	(9,019)

Net realized losses from affiliated and non-affiliated investments	(8,840)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(38,849)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(33,837)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(72,686)

Net realized/unrealized losses from affiliated and non-affiliated investments	(81,526)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,035)

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets

NVIT Flexible Fixed Income Fund
Period ended December 31, 2014 (a)
Operations:
Net investment income	$36,491
Net realized losses from affiliated and non-affiliated investments	(8,840)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(72,686)

Change in net assets resulting from operations	(45,035)

Distributions to Shareholders From:
Net investment income:
Class P	(38,694)

Change in net assets from shareholder distributions	(38,694)

Change in net assets from capital transactions	1,605,205

Change in net assets	1,521,476

Net Assets:
Beginning of period	–

End of period	$1,521,476

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$6,339,317
Dividends reinvested	38,694
Cost of shares redeemed	(4,772,806)

Total Class P Shares	1,605,205

Change in net assets from capital transactions	$1,605,205

SHARE TRANSACTIONS:
Class P Shares
Issued	629,524
Reinvested	4,039
Redeemed	(474,703)

Total Class P Shares	158,860

Total change in shares	158,860

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Fixed Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class P Shares
Period Ended December 31, 2014 (d)(e)	$10.00	0.24	(0.41)	(0.17)	(0.25)	(0.25)	$9.58	(1.70%	)	$1,521,476	0.54%	2.35%	6.11%	322.17%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Flexible Fixed Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

The Fund commenced operations on May 1, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

14

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the period ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

15

Notes to Financial Statements (Continued)

December 31, 2014

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, non-deductible offering costs, and taxable overdistribution. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from affiliated and non-affiliated investments
$(2,121)	$2,203	$(82)

16

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2014, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

17

Notes to Financial Statements (Continued)

December 31, 2014

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Total
$58,071	$58,071

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the period ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2014, NFM earned $16,142 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $49.

18

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2014 were as follows:

Affiliated Issuer	Market Value at December 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gains Distributions	Market Value at December 31, 2014
Federated NVIT High Income Bond Fund, Class Y	$—	$1,290,119	$958,881	$12,434	$(3,865)	$—	$309,518
Nationwide Core Plus Bond Fund, Institutional Class	—	318,939	241,254	1,467	(381)	82	77,127
Nationwide High Yield Bond Fund, Institutional Class	—	451,346	334,385	4,006	(2,483)	—	108,168
NVIT Bond Index Fund, Class Y	—	1,153,233	877,877	6,693	3,034	—	276,659
NVIT Core Bond Fund, Class Y	—	898,143	680,528	6,165	2,794	—	215,287
NVIT Multi Sector Bond Fund, Class Y	—	578,041	434,204	4,006	919	—	138,346
NVIT Short Term Bond Fund, Class Y	—	319,663	241,714	1,013	79	—	76,786

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/ mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Fund has been added to the Trust and Nationwide Mutual Funds (together, the “Trusts”) renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.

19

Notes to Financial Statements (Continued)

December 31, 2014

The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the period ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the period ended from May 1, 2014 (commencement of operations) through December 31, 2014, the Fund had purchases of $6,438,849 and sales of $4,824,627 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the affiliated Underlying Funds may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,694	$—	$38,694	$—	$38,694

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(8,136)	$(73,472)	$(81,608)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

20

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,606,086	$325	$(73,797)	$(73,472)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(8,136)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Flexible Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Flexible Fixed Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.20%.

23

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

24

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

31

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

32

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Annual Report

December 31, 2014

NVIT Multi-Manager International Growth Fund

AR-MM-IG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Growth Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager International Growth Fund (Class Y) registered -0.88% versus -2.65% for its benchmark, the MSCI ACWI ex USA Growth. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 76 funds as of December 31, 2014) was -3.20% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by American Century Investment Management, Inc. and Invesco Advisers, Inc.

The following commentary is provided by American Century Investment Management, Inc.

The American Century sleeve underperformed the benchmark, the MSCI ACWI ex USA Mid Growth during the period.

After demonstrating robust performance in 2013, non-U.S. stocks generally retreated during 2014 on slowing global growth, deflation concerns, persistent geopolitical unrest and a rallying U.S. dollar (which reduced returns on non-U.S. assets for U.S.-based investors). During the second half of 2014, plunging oil prices also weighed on stock returns, particularly in oil-exporting emerging market countries. The theme of “global divergence” gathered strength throughout the year, as U.S. economic growth outpaced growth elsewhere. Furthermore, the U.S. Federal Reserve ended its massive quantitative easing (QE) program, while other major central banks continued to pursue aggressive stimulus plans.

Overall, developed market stocks underperformed their emerging market counterparts. Small- and mid-capitalization stocks generally lagged large-cap stocks, and within the non-U.S. mid-cap universe, value stocks slightly outpaced growth stocks.

Earnings growth, which is an important component of the sleeve’s investment process, fell out of favor during the 12-month reporting period, as investors generally focused on valuation rather than company-specific fundamentals. Stock selection within the sleeve was the primary detractor from sleeve performance on a relative basis during the reporting period, with the largest influence coming from sleeve holdings in the materials, energy and consumer discretionary sectors as well as from sleeve exposure in Canada, Japan and Norway.

Energy Companies Led Detractors

Plunging oil prices weighed on energy sector performance, and a position in Precision Drilling Corp. was among the sleeve’s largest detractors during the reporting period. The team exited the sleeve’s position in the Canada-based oilfield services company amid the pricing environment and concerns about customer budget cuts and reductions in drilling activity. Similarly, a sleeve-only position in BW LPG Ltd. also was a main detractor from sleeve performance during the reporting period. The team sold the sleeve’s position in the Norway-based energy transportation company as falling oil prices pressured the company’s revenue and growth potential.

In the materials sector, sleeve-only positions in Outokumpu Oyj, a Finland-based stainless steel manufacturer, and Tianhe Chemicals Group Ltd., a China-based maker of specialty lubricant additives, were among the largest detractors from sleeve performance during the reporting period. Outokumpu stock declined on a weak outlook in Europe, which accounted for approximately 70% of Outokumpu’s volumes. Given this significant exposure to Europe and its fragile economy, the team exited the sleeve’s position in the company during the reporting period. Tianhe Chemicals Group suffered after an

4

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

anonymous short-seller research firm accused the company of fraud. Tianhe Chemicals vigorously denied the accusations, providing a line-by-line rebuttal of the research firm’s charges. Nevertheless, the team exited the sleeve’s position in the company during the reporting period.

Industrials Topped Sector Contributors; Europe Led Regionally

Stock selection within the sleeve in the industrials, financials and consumer staples sectors contributed favorably to sleeve performance during the reporting period. From a regional perspective, the sleeve’s positioning in Europe aided sleeve performance, largely due to stock selection in the U.K., Denmark and Italy. An overweight position within the sleeve relative to the benchmark in Denmark and an underweight in Italy also contributed to sleeve results for the reporting period.

An overweight position within the sleeve in jewelry retailer PANDORA A/S drove the sleeve’s benchmark-beating results in Denmark. The company continued to post solid results throughout 2014, advancing on strong earnings, favorable exposure to U.S. consumers and the improving U.S. economy, expanding store presence (especially in new markets such as China) and successful new product launches.

In the industrials sector, an overweight position within the sleeve in Ashtead Group plc also was a prominent contributor to sleeve results during the reporting period. The U.K.-based construction equipment rental company continued to benefit from strength in U.S. nonresidential construction and the preference by contractors to lease rather than purchase equipment.

In addition, a sleeve-only position in China’s Vipshop Holdings Ltd. was a leading contributor to sleeve results during the reporting period. Growing consumer demand for quality goods, combined with insufficient purchasing channels and a lack of promotional discounts for foreign brands in China, has led to a rapidly growing online shopping market in the nation. As China’s leading online discount retailer for brands through flash sales, Vipshop Holdings benefited from this trend.

An overweight position within the sleeve in London Stock Exchange Group plc, a U.K.-based company engaged in market infrastructure and capital markets business, also was a top contributor to sleeve results during the reporting period. The stock rallied on news that the company would acquire the Frank Russell Company. In addition, better-than-expected revenues, driven by increased volumes and a strong initial public offering market, helped push the stock price higher.

Positioning for the Future

The team reduced the sleeve’s exposure to energy-related names as oil prices began to decline, and the sleeve had little exposure to energy stocks at year-end. The team also reduced the sleeve’s exposure to the industrials and materials sectors due to the effects weak oil prices are having on those companies. Meanwhile, falling oil prices and the resulting increase in consumer spending prompted the team to add exposure within the sleeve to select consumer discretionary stocks. Improving consumer spending, combined with ongoing low interest rates, also helped the team uncover opportunities for the sleeve in the financials sector. Given the strength of the U.S. economy, the team continues to use its bottom-up stock selection process to uncover non-U.S. companies with exposure to U.S. economic growth.

The team believes that the weak euro as well as additional fiscal and monetary stimulus could help European stocks in 2015. The team is maintaining a slightly underweight position within the sleeve in Japan but believes the country’s ongoing QE programs should support select names that benefit from a weak yen, structural growth and fiscal spending. The team believes lower commodity prices, a strong U.S. dollar and slowing global growth may continue to hamper emerging markets. Accordingly, the team continues to seek emerging market opportunities for the sleeve on a stock-by-stock basis.

5

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

Portfolio Managers:

Brian Brady; and Pratik Patel

The following commentary is provided by Invesco Advisers, Inc.

While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed’s reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth. Advanced economies such as the U.K. and U.S. saw a modest but stronger rebound than that in Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for European equity markets, but we have yet to see evidence of any significant earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong gains.

In this environment, we continued to construct the sleeve’s portfolio with a bottom-up approach, selecting stocks on an individual basis. Positive stock selection helped the sleeve outperform the benchmark during the reporting period.

At the sector level, stock selection within the sleeve in the health care sector was the leading contributor to relative outperformance versus the sleeve’s benchmark. Specifically, sleeve holdings in the pharmaceuticals industry contributed to relative sleeve outperformance in the sector. Shire plc, a biopharmaceutical company headquartered in Ireland, was one of the leading individual contributors to sleeve performance during the reporting period. The stock rose earlier in the year as it was subject to a takeover bid by U.S. drugmaker AbbVie Inc. as part of an attempt to complete a so-called “tax inversion.” Although the stock price declined in the fourth quarter of 2014 after the takeover bid fell through, the team believes that the company remains attractive based on its growth fundamentals. Another leading contributor to sleeve performance in the sector during the reporting period was Teva Pharmaceutical Industries Ltd., an Israel-based healthcare company engaged in the manufacture and sale of generics, branded and OTC (over-the-counter) pharmaceuticals.

Stock selection and overweight exposure within the sleeve in the information technology sector also contributed to relative sleeve performance during the reporting period. sleeve holdings in the semiconductors and semiconductor equipment industry led performance in the sector. Singapore-based semiconductor equipment manufacturer Avago Technologies Ltd. was the largest contributor to sleeve performance for the year. The company announced a strategic acquisition of a U.S.-based company earlier in the year, which was positively received by investors. Chinese Web services company Baidu Online Network Technology (Beijing) Co., Ltd. contributed to relative sleeve results as well within the sector.

The sleeve’s stock selection and underweight allocation to the materials sector during the reporting period also contributed to relative sleeve performance. Australian packaging company Amcor Ltd. was the leading contributor to relative sleeve performance in materials. The sleeve’s stock selection and underweight exposure to the slumping energy sector during the reporting period contributed to relative Sleeve outperformance as well.

In broad geographic terms, sleeve exposure in the European and Asia/Pacific regions during the reporting period constituted the primary driver of relative sleeve results, due to strong stock selection. Top country-level contributors to sleeve performance were the sleeve’s holdings in the U.K., Singapore and Ireland. In each country, the sleeve’s stock selection was the primary driver of sleeve performance.

In contrast, sleeve holdings in the utilities sector during the reporting period proved to be the

6

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

leading detractor from relative sleeve performance. sleeve holding Centrica plc, the biggest energy supplier to U.K. households, was the largest detractor from sleeve performance in the sector. The company’s share price declined during the fourth quarter of 2014 as it cut its full-year earnings outlook because of mild weather and outages at nuclear power plants.

Sleeve holdings in the consumer discretionary sector also detracted from relative sleeve performance during the reporting period. sleeve holding Galaxy Entertainment Group Ltd., the leading developer and operator of casinos in Macau, was the largest individual detractor from sleeve performance. Growing concern about numerous factors, including VIP demand, junket funding, mass growth slowdown and increasing labor costs, are negatively affecting the sector in Asia. We continue to like Galaxy Entertainment Group’s growth potential due to its large available land bank and its strong management execution ability. sleeve holdings in German sportswear manufacturer adidas AG also detracted from sleeve performance during the reporting period.

Sleeve holdings in the telecommunications services sector during the reporting period detracted from relative sleeve results as well. The largest detractor for the sleeve in the sector was Hong Kong-based China Mobile Ltd., one of the largest wireless carriers in the world. The company’s shares dropped in the early part of 2014 as the company’s expenses increased and quarterly profits fell below analyst expectations.

Geographically, sleeve exposure in Hong Kong proved to be the largest detractor from sleeve performance versus the sleeve’s benchmark during the reporting period. Sleeve exposure in Germany and Switzerland as well as the sleeve’s lack of exposure to India also hurt relative sleeve performance during the reporting period.

As mentioned above, stock selection in the sleeve is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the sleeve’s overall profile. The sleeve ended the reporting period with meaningful overweight exposure (relative to our style-specific benchmark) to the consumer discretionary, information technology and health care sectors, while the sleeve had meaningful underweight exposure to the materials, financials and telecommunications services sectors.

With market volatility likely to continue for some time, our focus remains on ensuring that the sleeve comprises high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced approach may help deliver attractive returns for the sleeve over the long term.

No derivatives were used in this portfolio.

Portfolio Managers:

Brent Bates; Shuxin Cao, CFA;

Matthew Dennis, CFA; Jason Holzer, CFA;

Mark Jason; Richard Nield; and Clas Olsson

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager International Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The NVIT Multi-Manager International Growth Fund (Class Y) registered -0.88%, outperforming the benchmark by 1.77% and the Lipper peer category median by 2.32% during the reporting period

•

For American Century Investment Management, Inc., stock selection was the primary detractor from Sleeve performance on a relative basis, with the largest influence coming from the Sleeve’s holdings in the materials, energy and consumer discretionary sectors and from the Sleeve’s exposure in Canada, Japan and Norway. Stock selection within the Sleeve in the industrials, financials and consumer staples sectors contributed favorably to Sleeve performance during the reporting period

•

For Invesco Advisers, Inc., positive stock selection helped the Sleeve outperform the benchmark during the reporting period. In contrast, Sleeve holdings in the utilities sector proved to be the leading detractor from relative Sleeve performance during the reporting period

Asset Allocation†

Common Stocks	93.6%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	6.3%
100.0%

Top Industries††

Media	9.6%
Pharmaceuticals	6.2%
Banks	6.2%
Diversified Financial Services	4.5%
Oil, Gas & Consumable Fuels	4.2%
Semiconductors & Semiconductor Equipment	3.9%
Automobiles	3.5%
Hotels, Restaurants & Leisure	3.3%
Capital Markets	3.2%
Internet Software & Services	2.9%
Other Industries*	52.5%
100.0%

Top Holdings††

Sky PLC	2.1%
Teva Pharmaceutical Industries Ltd., ADR	2.0%
WPP PLC	1.9%
Reed Elsevier PLC	1.8%
British American Tobacco PLC	1.8%
Avago Technologies Ltd.	1.8%
Suncor Energy, Inc.	1.7%
SAP SE	1.7%
Toyota Motor Corp.	1.7%
Baidu, Inc., ADR	1.6%
Other Holdings*	81.9%
100.0%

Top Countries††

United Kingdom	18.1%
Japan	10.2%
Germany	7.9%
Switzerland	7.7%
Canada	7.5%
China	5.1%
Australia	4.3%
Singapore	4.1%
France	3.9%
Brazil	3.6%
Other Countries*	27.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

8

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	(1.01)%	7.59%	3.53%
Class II3	(1.35)%	7.25%	3.18%
Class Y	(0.88)%	7.69%	3.60%
MSCI ACWI ex USA Growth	(2.65)%	5.19%	1.66%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

Expense Ratio^
Class I	1.07%
Class II	1.32%
Class Y	0.92%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager International Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund since inception through 12/31/14 versus performance of the MSCI ACWI ex USA Growth and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	934.60	5.17	1.06
	Hypothetical	(a),(b)	1,000.00	1,019.86	5.40	1.06
Class II Shares(c)	Actual	(a)	1,000.00	933.50	6.34	1.30
	Hypothetical	(a),(b)	1,000.00	1,018.65	6.61	1.30
Class Y Shares	Actual	(a)	1,000.00	935.50	4.39	0.90
	Hypothetical	(a),(b)	1,000.00	1,020.67	4.58	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

11

Statement of Investments

December 31, 2014

NVIT Multi-Manager International Growth Fund

Common Stocks 93.6%

	Shares	Market Value

AUSTRALIA 4.0%
Airlines 0.2%
Qantas Airways Ltd.*	1,085,940	$2,109,237

Biotechnology 0.6%
CSL Ltd.	85,715	6,021,113

Commercial Services & Supplies 0.9%
Brambles Ltd.	1,032,141	8,891,104

Containers & Packaging 1.4%
Amcor Ltd.	1,350,247	14,855,873

Diversified Consumer Services 0.2%
G8 Education Ltd.	470,690	1,590,112

Health Care Providers & Services 0.3%
Ramsay Health Care Ltd.	67,440	3,126,396

Hotels, Restaurants & Leisure 0.3%
Aristocrat Leisure Ltd.	639,150	3,394,231

Professional Services 0.1%
Seek Ltd.	101,540	1,415,885

		41,403,951

AUSTRIA 0.2%
Semiconductors & Semiconductor Equipment 0.2%
ams AG	63,425	2,292,813

BELGIUM 1.2%
Beverages 1.2%
Anheuser-Busch InBev NV	110,847	12,474,873

BRAZIL 3.4%
Banks 1.5%
Banco Bradesco SA, ADR	1,133,362	15,153,050

Diversified Consumer Services 0.1%
Estacio Participacoes SA	97,400	872,797

Diversified Financial Services 1.1%
BM&FBovespa SA	3,143,999	11,650,135

Food Products 0.7%
BRF SA	286,817	6,845,110

		34,521,092

CANADA 7.1%
Auto Components 0.5%
Linamar Corp.	86,740	5,297,128

Containers & Packaging 0.1%
CCL Industries, Inc.	9,920	1,074,738

Diversified Financial Services 0.2%
Element Financial Corp.*	150,910	1,836,691

Information Technology Services 1.3%
CGI Group, Inc., Class A*	362,887	13,833,934

Insurance 0.9%
Fairfax Financial Holdings Ltd.	17,204	9,014,849

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Multiline Retail 0.3%
Dollarama, Inc.	60,250	$3,080,436

Oil, Gas & Consumable Fuels 2.8%
Cenovus Energy, Inc.	228,969	4,724,038
Encana Corp.	526,280	7,324,795
Suncor Energy, Inc.	519,143	16,488,531

		28,537,364

Real Estate Management & Development 0.1%
FirstService Corp.	11,320	577,595

Road & Rail 0.8%
Canadian National Railway Co.	114,068	7,856,534

Textiles, Apparel & Luxury Goods 0.1%
Gildan Activewear, Inc.	23,770	1,344,198

		72,453,467

CHINA 4.7%
Automobiles 1.4%
Great Wall Motor Co., Ltd., H Shares	2,463,000	13,931,891

Banks 0.9%
Industrial & Commercial Bank of China Ltd., H Shares	11,993,000	8,757,196

Electrical Equipment 0.2%
Zhuzhou CSR Times Electric Co., Ltd., H Shares, Class H	367,500	2,144,439

Electronic Equipment, Instruments & Components 0.1%
Sunny Optical Technology Group Co., Ltd.	695,000	1,193,397

Internet & Catalog Retail 0.1%
Vipshop Holdings Ltd., ADR*	59,790	1,168,297

Internet Software & Services 1.6%
Baidu, Inc., ADR*	68,734	15,669,289
YY, Inc., ADR* (a)	16,940	1,056,040

		16,725,329

Oil, Gas & Consumable Fuels 0.3%
CNOOC Ltd.	2,367,000	3,200,585

Semiconductors & Semiconductor Equipment 0.0%†
Xinyi Solar Holdings Ltd.	1,756,000	478,422

Textiles, Apparel & Luxury Goods 0.1%
Shenzhou International Group Holdings Ltd.	318,000	1,047,966

		48,647,522

DENMARK 2.6%
Beverages 1.0%
Carlsberg A/S, Class B	128,452	9,865,094

Electrical Equipment 0.0%†
Vestas Wind Systems A/S*	13,000	472,117

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Health Care Equipment & Supplies 0.3%
GN Store Nord A/S	148,180	$3,237,411

Pharmaceuticals 0.7%
Novo Nordisk A/S, Class B	168,319	7,119,858

Textiles, Apparel & Luxury Goods 0.6%
Pandora A/S	73,754	5,978,289

		26,672,769

FRANCE 3.6%
Aerospace & Defense 0.3%
Zodiac Aerospace	81,747	2,752,241

Automobiles 0.3%
Peugeot SA*	269,564	3,302,804

Electrical Equipment 0.8%
Schneider Electric SE	114,622	8,347,834

Media 1.5%
Publicis Groupe SA	212,221	15,219,510

Professional Services 0.4%
Teleperformance	65,560	4,462,674

Transportation Infrastructure 0.3%
Groupe Eurotunnel SA REG	230,150	2,971,277

		37,056,340

GERMANY 7.4%
Air Freight & Logistics 0.6%
Deutsche Post AG REG	199,229	6,467,353

Chemicals 0.1%
Symrise AG	14,400	867,530

Diversified Financial Services 1.3%
Deutsche Boerse AG	176,784	12,562,607

Insurance 1.0%
Allianz SE REG	62,326	10,322,820

Internet Software & Services 0.5%
United Internet AG	106,130	4,780,616

Life Sciences Tools & Services 0.2%
MorphoSys AG*	24,560	2,287,933

Media 0.9%
ProSiebenSat.1 Media AG REG	233,348	9,750,056

Real Estate Management & Development 0.3%
Deutsche Annington Immobilien SE	94,450	3,206,735

Software 1.7%
SAP SE	235,064	16,414,139

Textiles, Apparel & Luxury Goods 0.6%
adidas AG	95,989	6,666,007

Thrifts & Mortgage Finance 0.2%
Aareal Bank AG	59,280	2,367,870

		75,693,666

Common Stocks (continued)

	Shares	Market Value

HONG KONG 3.0%
Gas Utilities 0.1%
China Gas Holdings Ltd.	520,000	$814,361

Hotels, Restaurants & Leisure 1.4%
Galaxy Entertainment Group Ltd.	2,154,000	11,969,164
Melco Crown Entertainment Ltd., ADR	43,703	1,110,056
Paradise Entertainment Ltd.	2,596,000	1,054,559

		14,133,779

Household Durables 0.1%
Man Wah Holdings Ltd.	489,600	805,254
Techtronic Industries Co., Ltd.	198,500	636,805

		1,442,059

Industrial Conglomerates 1.4%
Hutchison Whampoa Ltd.	1,300,000	14,861,039

		31,251,238

INDIA 0.8%
Auto Components 0.2%
Bharat Forge Ltd.	137,040	2,037,381

Banks 0.1%
Yes Bank Ltd.	182,620	2,219,112

Oil, Gas & Consumable Fuels 0.1%
Hindustan Petroleum Corp. Ltd.	119,150	1,027,230

Pharmaceuticals 0.2%
Aurobindo Pharma Ltd.	88,420	1,587,057

Textiles, Apparel & Luxury Goods 0.0%†
Titan Industries Ltd.	1,153	7,320

Thrifts & Mortgage Finance 0.2%
LIC Housing Finance Ltd.	268,720	1,849,173

		8,727,273

INDONESIA 0.3%
Multiline Retail 0.1%
Matahari Department Store Tbk PT	968,600	1,167,125

Transportation Infrastructure 0.2%
Jasa Marga Persero Tbk PT	3,138,500	1,781,018

		2,948,143

IRELAND 0.9%
Banks 0.2%
Bank of Ireland*	5,191,096	1,948,172
Bank of Ireland*	14,670	5,497

		1,953,669

Pharmaceuticals 0.7%
Shire PLC	109,487	7,762,633

		9,716,302

ISRAEL 2.5%
Communications Equipment 0.1%
Radware Ltd.*	38,420	846,008

13

Statement of Investments (Continued)
December 31, 2014

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Construction Materials 0.4%
Caesarstone Sdot-Yam Ltd.	65,112	$3,895,000

Pharmaceuticals 1.8%
Teva Pharmaceutical Industries Ltd., ADR	326,051	18,751,193

Semiconductors & Semiconductor Equipment 0.2%
Mellanox Technologies Ltd.*	48,500	2,072,405

		25,564,606

ITALY 0.3%
Capital Markets 0.3%
Banca Generali SpA	100,889	2,806,046

JAPAN 9.6%
Auto Components 0.7%
Denso Corp.	122,000	5,686,156
Koito Manufacturing Co., Ltd.	41,600	1,272,618

		6,958,774

Automobiles 1.8%
Toyota Motor Corp.	254,300	15,847,314
Yamaha Motor Co., Ltd.	148,400	2,969,084

		18,816,398

Commercial Services & Supplies 0.1%
Sohgo Security Services Co., Ltd.	57,500	1,390,752

Construction & Engineering 0.1%
Obayashi Corp.	198,000	1,276,347

Electrical Equipment 0.2%
Mabuchi Motor Co., Ltd.	61,600	2,445,053

Electronic Equipment, Instruments & Components 0.9%
Keyence Corp.	13,224	5,892,545
TDK Corp.	49,300	2,903,546

		8,796,091

Health Care Equipment & Supplies 0.2%
Sysmex Corp.	49,000	2,174,742

Health Care Technology 0.2%
M3, Inc.	113,700	1,902,429

Internet Software & Services 0.8%
Yahoo Japan Corp.	2,152,800	7,715,474

Machinery 2.3%
FANUC Corp.	49,400	8,145,092
Komatsu Ltd.	428,200	9,466,617
Minebea Co., Ltd.	145,000	2,141,345
Nabtesco Corp.	114,500	2,767,310

		22,520,364

Metals & Mining 0.1%
Tokyo Steel Manufacturing Co., Ltd.	153,000	941,042

Multiline Retail 0.1%
Ryohin Keikaku Co. Ltd.	8,400	1,035,289

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals 0.2%
Ono Pharmaceutical Co., Ltd.	27,600	$2,443,580

Real Estate Investment Trusts (REITs) 0.3%
Japan Hotel REIT Investment Corp.	2,730	1,751,379
Orix JREIT, Inc.	910	1,279,722

		3,031,101

Real Estate Management & Development 0.3%
Daito Trust Construction Co., Ltd.	12,300	1,395,286
Leopalace21 Corp.*	264,200	1,666,724

		3,062,010

Specialty Retail 0.1%
Hikari Tsushin, Inc.	12,700	772,470

Technology Hardware, Storage & Peripherals 0.3%
Brother Industries Ltd.	79,000	1,432,061
Seiko Epson Corp.	44,200	1,849,514

		3,281,575

Tobaco 0.9%
Japan Tobacco, Inc.	352,800	9,710,040

		98,273,531

MEXICO 1.6%
Beverages 0.5%
Fomento Economico Mexicano SAB de CV, ADR*	56,491	4,972,903

Consumer Finance 0.0%†
Compartamos SAB de CV*	189,400	380,629

Media 1.1%
Grupo Televisa SAB, ADR*	317,709	10,821,169

		16,174,701

NETHERLANDS 1.3%
Oil, Gas & Consumable Fuels 1.0%
Royal Dutch Shell PLC, Class B	315,018	10,884,202

Professional Services 0.3%
Randstad Holding NV	59,380	2,857,151

		13,741,353

NORWAY 0.0%†
Machinery 0.0%†
Hexagon Composites ASA	134,437	409,749

PHILIPPINES 0.2%
Food Products 0.2%
Universal Robina Corp.	555,670	2,422,658

SINGAPORE 3.8%
Banks 1.4%
United Overseas Bank Ltd.	764,362	14,105,578

Industrial Conglomerates 0.8%
Keppel Corp., Ltd.	1,172,598	7,815,809

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Semiconductors & Semiconductor Equipment 1.6%
Avago Technologies Ltd.	169,892	$17,089,436

		39,010,823

SOUTH AFRICA 0.3%
Health Care Providers & Services 0.1%
Mediclinic International Ltd.	110,080	952,851

Specialty Retail 0.2%
Mr. Price Group Ltd.	83,544	1,690,002

		2,642,853

SOUTH KOREA 2.4%
Auto Components 0.9%
Hyundai Mobis Co., Ltd.*	41,723	8,926,503

Food Products 0.2%
Orion Corp.*	1,990	1,837,381

Household Durables 0.1%
Hanssem Co. Ltd.*	13,489	1,402,090

Technology Hardware, Storage & Peripherals 1.2%
Samsung Electronics Co., Ltd.	10,587	12,728,163

		24,894,137

SPAIN 1.4%
Banks 0.1%
Bankinter SA	92,800	745,529

Electrical Equipment 0.1%
Gamesa Corp. Tecnologica SA*	147,710	1,333,359

Hotels, Restaurants & Leisure 0.2%
Melia Hotels International SA	179,370	1,916,074

Information Technology Services 0.8%
Amadeus IT Holding SA, Class A	217,442	8,660,134

Pharmaceuticals 0.2%
Almirall SA*	98,110	1,619,027

		14,274,123

SWEDEN 2.5%
Communications Equipment 0.8%
Telefonaktiebolaget LM Ericsson, Class B	709,490	8,590,580

Diversified Financial Services 1.2%
Investor AB, Class B	325,977	11,851,818

Household Durables 0.2%
Husqvarna AB, Class B	255,250	1,876,207

Metals & Mining 0.2%
Boliden AB	110,290	1,762,964

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	98,070	1,188,383

		25,269,952

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND 7.3%
Capital Markets 2.0%
Julius Baer Group Ltd.*	200,242	$9,142,651
UBS Group AG*	653,325	11,230,461

		20,373,112

Chemicals 1.1%
Sika AG - Bearer Shares	170	501,490
Syngenta AG	33,186	10,674,531

		11,176,021

Electrical Equipment 1.0%
ABB Ltd.*	496,564	10,506,371

Food Products 0.5%
Aryzta AG*	29,480	2,265,524
Chocoladefabriken Lindt & Sprungli AG	502	2,482,124

		4,747,648

Life Sciences Tools & Services 0.4%
Lonza Group AG REG*	33,190	3,736,917

Pharmaceuticals 2.3%
Novartis AG REG	102,261	9,484,041
Roche Holding AG	53,484	14,491,074

		23,975,115

		74,515,184

TAIWAN 2.1%
Diversified Financial Services 0.2%
Chailease Holding Co., Ltd.	1,004,000	2,486,535

Semiconductors & Semiconductor Equipment 1.9%
Advanced Semiconductor Engineering, Inc.	1,241,000	1,473,845
Hermes Microvision, Inc.	52,959	2,648,514
Taiwan Semiconductor Manufacturing Co., Ltd.	3,448,629	15,192,837

		19,315,196

		21,801,731

THAILAND 1.0%
Banks 1.0%
Kasikornbank PCL, NVDR	1,441,300	9,968,378

TURKEY 1.1%
Airlines 0.1%
Pegasus Hava Tasimaciligi AS*	85,440	1,208,409

Banks 1.0%
Akbank TAS	2,638,077	9,740,271

		10,948,680

UNITED KINGDOM 17.0%
Capital Markets 0.9%
Aberdeen Asset Management PLC	1,331,716	8,898,462

Chemicals 0.2%
Croda International PLC	59,800	2,468,209

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Diversified Financial Services 0.5%
London Stock Exchange Group PLC	153,753	$5,290,488

Food Products 0.8%
Unilever NV, CVA	222,947	8,721,182

Health Care Equipment & Supplies 0.9%
Smith & Nephew PLC	489,330	8,823,859

Hotels, Restaurants & Leisure 1.4%
Compass Group PLC	755,130	12,907,349
InterContinental Hotels Group PLC	35,820	1,441,266

		14,348,615

Household Durables 0.3%
Persimmon PLC*	123,340	3,012,443

Insurance 0.4%
St James’s Place PLC	354,239	4,466,560

Media 6.1%
Informa PLC	808,760	5,906,625
Reed Elsevier PLC	1,027,427	17,550,481
Sky PLC	1,473,644	20,566,651
WPP PLC	859,254	17,865,314

		61,889,071

Multiline Retail 0.7%
Next PLC	68,281	7,241,671

Multi-Utilities 0.5%
Centrica PLC	1,284,308	5,562,895

Pharmaceuticals 0.1%
BTG PLC*	102,430	1,264,277

Specialty Retail 1.8%
Dixons Carphone PLC	729,060	5,236,867
Howden Joinery Group PLC	306,150	1,909,989
Kingfisher PLC	2,149,292	11,361,455

		18,508,311

Tobacco 1.7%
British American Tobacco PLC	316,599	17,156,794

Trading Companies & Distributors 0.7%
Ashtead Group PLC	381,610	6,777,357

		174,430,194

Total Common Stocks (cost $810,751,579)		961,008,148

Repurchase Agreement 0.1%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $1,081,670, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $1,103,302.(b)(c)	$1,081,665	$1,081,665

Total Repurchase Agreement (cost $1,081,665)		1,081,665

Total Investments (cost $811,833,244) (d) — 93.7%		962,089,813
Other assets in excess of liabilities — 6.3%		65,065,509

NET ASSETS — 100.0%		$1,027,155,322

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $1,045,442.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $1,081,665.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

16

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Growth Fund (Continued)

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

TAS	Joint Stock Company

Tbk	PT State Owned Company

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager International Growth Fund
Assets:
Investments, at value *(cost $810,751,579)	$961,008,148
Repurchase agreement, at value (cost $1,081,665)	1,081,665

Total Investments, at value (total cost $811,833,244)	962,089,813

Cash	62,311,748
Foreign currencies, at value (cost $1,411,486)	1,415,713
Dividends receivable	1,030,676
Security lending income receivable	795
Receivable for investments sold	1,897,883
Receivable for capital shares issued	841,165
Reclaims receivable	1,227,820
Prepaid expenses	1,722

Total Assets	1,030,817,335

Liabilities:
Payable for investments purchased	569,725
Payable for capital shares redeemed	722,948
Payable upon return of securities loaned (Note 2)	1,081,665
Accrued expenses and other payables:
Investment advisory fees	742,875
Fund administration fees	28,595
Distribution fees	30,657
Administrative servicing fees	34,097
Accounting and transfer agent fees	2,467
Deferred capital gain country tax	358,964
Custodian fees	1,430
Compliance program costs (Note 3)	821
Professional fees	34,365
Printing fees	15,611
Other	37,793

Total Liabilities	3,662,013

Net Assets	$1,027,155,322

Represented by:
Capital	$813,452,291
Accumulated distributions in excess of net investment income	(390,168)
Accumulated net realized gains from investments and foreign currency transactions	64,318,144
Net unrealized appreciation/(depreciation) from investments†	149,897,605
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(122,550)

Net Assets	$1,027,155,322

*	Includes value of securities on loan of $1,045,442 (Note 2)
†	Net of $358,964 of deferred capital gain country tax.

18

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager International Growth Fund
Net Assets:
Class I Shares	$104,272,719
Class II Shares	141,982,114
Class Y Shares	780,900,489

Total	$1,027,155,322

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	9,406,378
Class II Shares	12,882,049
Class Y Shares	70,372,745

Total	92,661,172

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.09
Class II Shares	$11.02
Class Y Shares	$11.10

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$27,287,189
Income from securities lending (Note 2)	62,928
Interest income	36,738
Foreign tax withholding	(2,084,461)

Total Income	25,302,394

EXPENSES:
Investment advisory fees	8,826,860
Fund administration fees	334,963
Distribution fees Class II Shares (a)	4
Distribution fees Class II Shares (b)	394,339
Administrative servicing fees Class I Shares	111,848
Administrative servicing fees Class II Shares (b)	236,605
Administrative servicing fees Class III Shares (c)	54,555
Professional fees	108,143
Printing fees	14,742
Trustee fees	30,335
Custodian fees	40,445
Accounting and transfer agent fees	14,487
Compliance program costs (Note 3)	3,344
Other	24,423

Total expenses before earnings credit	10,195,093

Earnings credit (Note 5)	(11)

Net Expenses	10,195,082

NET INVESTMENT INCOME	15,107,312

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	69,503,900
Net realized losses from foreign currency transactions (Note 2)	(324,050)

Net realized gains from investments and foreign currency transactions	69,179,850

Net change in unrealized appreciation/(depreciation) from investments††	(94,231,683)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(172,637)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(94,404,320)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(25,224,470)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,117,158)

(a)	Effective February 7, 2014, Class II Shares were liquidated.
(b)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(c)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

†	Net of capital gain country taxes of $7,533.

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $358,964.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$15,107,312	$12,212,331
Net realized gains from investments and foreign currency transactions	69,179,850	61,990,898
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(94,404,320)	110,158,637

Change in net assets resulting from operations	(10,117,158)	184,361,866

Distributions to Shareholders From:
Net investment income:
Class I	(1,179,241)	(2,006)
Class II (a)	–	(135)
Class II (b)	(3,341,856)	(1,611,154)
Class III (c)	(1,278,022)	(1,368,302)
Class Y	(17,346,433)	(9,562,125)
Net realized gains:
Class I	(5,786,366)	–
Class II (a)	–	–
Class II (b)	(7,981,337)	–
Class III (c)	–	–
Class Y	(40,970,689)	–

Change in net assets from shareholder distributions	(77,883,944)	(12,543,722)

Change in net assets from capital transactions	82,085,949	(5,275,764)

Change in net assets	(5,915,153)	166,542,380

Net Assets:
Beginning of year	1,033,070,475	866,528,095

End of year	$1,027,155,322	$1,033,070,475

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(390,168)	$5,981,179

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,412,024	$134,317
Proceeds from shares issued from class conversion	112,670,019	–
Dividends reinvested	6,965,607	2,006
Cost of shares redeemed	(11,921,449)	(37,285)

Total Class I Shares	113,126,201	99,038

Class II Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	135
Cost of shares redeemed	(12,243)	–

Total Class II Shares	(12,243)	135

Class II Shares (b)
Proceeds from shares issued	9,030,341	7,246,512
Dividends reinvested	11,323,193	1,611,154
Cost of shares redeemed	(33,287,882)	(34,175,889)

Total Class II Shares	(12,934,348)	(25,318,223)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 7, 2014, Class II Shares were liquidated.
(b)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(c)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class III Shares (c)
Proceeds from shares issued	$554,936	$3,561,956
Dividends reinvested	1,278,022	1,368,302
Cost of shares redeemed in class conversion	(112,670,019)	–
Cost of shares redeemed	(4,837,860)	(17,890,239)

Total Class III Shares	(115,674,921)	(12,959,981)

Class Y Shares
Proceeds from shares issued	70,238,173	45,891,165
Dividends reinvested	58,317,122	9,562,125
Cost of shares redeemed	(30,974,035)	(22,550,023)

Total Class Y Shares	97,581,260	32,903,267

Change in net assets from capital transactions	$82,085,949	$(5,275,764)

SHARE TRANSACTIONS:
Class I Shares
Issued	448,685	12,226
Issued in class conversion	9,334,793	–
Reinvested	597,387	174
Redeemed	(991,612)	(3,284)

Total Class I Shares	9,389,253	9,116

Class II Shares (a)
Issued	–	–
Reinvested	–	12
Redeemed	(1,046)	–

Total Class II Shares	(1,046)	12

Class II Shares (b)
Issued	787,207	681,339
Reinvested	970,488	141,011
Redeemed	(2,803,071)	(3,142,386)

Total Class II Shares	(1,045,376)	(2,320,036)

Class III Shares (c)
Issued	46,188	334,893
Reinvested	105,709	119,130
Redeemed in class conversion	(9,350,209)	–
Redeemed	(402,753)	(1,645,124)

Total Class III Shares	(9,601,065)	(1,191,101)

Class Y Shares
Issued	5,943,436	4,225,325
Reinvested	4,972,749	830,156
Redeemed	(2,561,918)	(2,058,531)

Total Class Y Shares	8,354,267	2,996,950

Total change in shares	7,096,033	(505,059)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 7, 2014, Class II Shares were liquidated.
(b)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(c)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2014 (b)	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	–	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013 (b)	$10.08	0.12	2.03	2.15	(0.15)	–	(0.15)	–	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%
Year Ended December 31, 2012 (b)	$8.76	0.11	1.28	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$80,739	0.91%	1.20%	0.91%	56.29%
Year Ended December 31, 2011 (b)	$9.78	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	$8.76	(9.32%	)	$20,958	1.04%	1.47%	1.04%	60.60%
Year Ended December 31, 2010 (b)	$8.65	0.09	1.11	1.20	(0.07)	–	(0.07)	–	$9.78	14.14%		$23,605	1.07%	1.02%	1.07%	73.62%

Class II Shares (c)
Year Ended December 31, 2014 (b)	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	–	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013 (b)	$10.04	0.11	2.00	2.11	(0.11)	–	(0.11)	–	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%
Year Ended December 31, 2012 (b)	$8.72	0.09	1.26	1.35	(0.03)	–	(0.03)	–	$10.04	15.52%		$163,124,644	1.31%	0.95%	1.31%	56.29%
Year Ended December 31, 2011 (b)	$9.74	0.12	(1.04)	(0.92)	(0.10)	–	(0.10)	–	$8.72	(9.62%	)	$168,494,297	1.31%	1.21%	1.31%	60.60%
Year Ended December 31, 2010 (b)	$8.62	0.07	1.10	1.17	(0.05)	–	(0.05)	–	$9.74	13.80%		$198,793,414	1.34%	0.76%	1.34%	73.62%

Class Y Shares
Year Ended December 31, 2014 (b)	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	–	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013 (b)	$10.08	0.15	2.01	2.16	(0.16)	–	(0.16)	–	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%
Year Ended December 31, 2012 (b)	$8.76	0.12	1.27	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$594,737,575	0.91%	1.32%	0.91%	56.29%
Year Ended December 31, 2011 (b)	$9.78	0.15	(1.03)	(0.88)	(0.14)	–	(0.14)	–	$8.76	(9.20%	)	$485,228,366	0.91%	1.55%	0.91%	60.60%
Year Ended December 31, 2010 (b)	$8.65	0.09	1.12	1.21	(0.08)	–	(0.08)	–	$9.78	14.26%		$392,619,520	0.93%	0.99%	0.93%	73.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.
(c)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

24

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

25

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$2,752,241	$—	$2,752,241
Air Freight & Logistics	—	6,467,353	—	6,467,353
Airlines	—	3,317,646	—	3,317,646
Auto Components	5,297,128	17,922,658	—	23,219,786
Automobiles	—	36,051,093	—	36,051,093
Banks	15,153,050	47,489,733	—	62,642,783
Beverages	4,972,903	22,339,967	—	27,312,870
Biotechnology	—	6,021,113	—	6,021,113
Capital Markets	11,230,461	20,847,159	—	32,077,620
Chemicals	—	14,511,760	—	14,511,760
Commercial Services & Supplies	—	10,281,856	—	10,281,856
Communications Equipment	846,008	8,590,580	—	9,436,588
Construction & Engineering	—	1,276,347	—	1,276,347
Construction Materials	3,895,000	—	—	3,895,000
Consumer Finance	380,629	—	—	380,629
Containers & Packaging	1,074,738	14,855,873	—	15,930,611
Diversified Consumer Services	872,797	1,590,112	—	2,462,909
Diversified Financial Services	13,486,826	32,191,448	—	45,678,274
Electrical Equipment	2,144,439	23,104,734	—	25,249,173
Electronic Equipment, Instruments & Components	—	9,989,488	—	9,989,488
Food Products	6,845,110	17,728,869	—	24,573,979
Gas Utilities	—	814,361	—	814,361
Health Care Equipment & Supplies	—	14,236,012	—	14,236,012
Health Care Providers & Services	—	4,079,247	—	4,079,247
Health Care Technology	—	1,902,429	—	1,902,429
Hotels, Restaurants & Leisure	1,110,056	32,682,643	—	33,792,699
Household Durables	—	7,732,799	—	7,732,799
Industrial Conglomerates	—	22,676,848	—	22,676,848
Information Technology Services	13,833,934	8,660,134	—	22,494,068
Insurance	9,014,849	14,789,380	—	23,804,229
Internet & Catalog Retail	1,168,297	—	—	1,168,297
Internet Software & Services	16,725,329	12,496,090	—	29,221,419
Life Sciences Tools & Services	—	6,024,850	—	6,024,850
Machinery	—	22,930,113	—	22,930,113
Media	10,821,169	86,858,637	—	97,679,806
Metals & Mining	—	2,704,006	—	2,704,006
Multiline Retail	3,080,436	9,444,085	—	12,524,521
Multi-Utilities	—	5,562,895	—	5,562,895
Oil, Gas & Consumable Fuels	28,537,364	15,112,017	—	43,649,381
Pharmaceuticals	18,751,193	45,771,547	—	64,522,740
Professional Services	—	8,735,710	—	8,735,710
Real Estate Investment Trusts (REITs)	—	3,031,101	—	3,031,101
Real Estate Management & Development	577,595	6,268,745	—	6,846,340
Road & Rail	7,856,534	—	—	7,856,534
Semiconductors & Semiconductor Equipment	19,161,841	22,086,431	—	41,248,272
Software	—	16,414,139	—	16,414,139
Specialty Retail	—	20,970,783	—	20,970,783
Technology Hardware, Storage & Peripherals	—	16,009,738	—	16,009,738
Textiles, Apparel & Luxury Goods	1,344,198	13,699,582	—	15,043,780

26

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$—	$4,217,043	$—	$4,217,043
Tobacco	—	26,866,834	—	26,866,834
Trading Companies & Distributors	—	6,777,357	—	6,777,357
Transportation Infrastructure	—	4,752,295	—	4,752,295
Wireless Telecommunication Services	—	1,188,383	—	1,188,383
Total Common Stocks	$198,181,884	$762,826,264	$—	$961,008,148
Repurchase Agreement	—	1,081,665	—	1,081,665
Total	$198,181,884	$763,907,929	$—	$962,089,813

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received

27

Notes to Financial Statements (Continued)

December 31, 2014

is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$1,081,665	$—	$1,081,665	$(1,081,665)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

28

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to distribution redesignation, foreign currency gains and losses, passive foreign investment company gain/loss on sales, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and foreign currency transactions
$—	$1,666,893	$(1,666,893)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

29

Notes to Financial Statements (Continued)

December 31, 2014

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless:

30

Notes to Financial Statements (Continued)

December 31, 2014

(i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $334,963 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,344.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund.

For the year ended December 31, 2014, NFS earned $403,008 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

31

Notes to Financial Statements (Continued)

December 31, 2014

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $3,173 and $6,413, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $504,138,973 and sales of $500,989,905 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

32

Notes to Financial Statements (Continued)

December 31, 2014

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $16,925 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$39,460,242	$38,423,702	$77,883,944	$—	$77,883,944

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,543,722	$—	$12,543,722	$—	$12,543,722

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,326,969	$66,748,855	$71,075,824	$—	$142,627,207	$213,703,031

33

Notes to Financial Statements (Continued)

December 31, 2014

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$818,986,921	$184,038,391	$(40,935,499)	$143,102,892

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

35

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

The Fund designates $38,423,702, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $27,271,902 or $0.2943 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $2,071,323 or $0.0224 per outstanding share.

36

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

40

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

41

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

42

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

44

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

45

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

46

Annual Report

December 31, 2014

NVIT Multi-Manager International Value Fund

AR-MM-IV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Value Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager International Value Fund (Class IV) registered -9.46% versus -5.39% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Value Funds (consisting of 30 funds as of December 31, 2014) was -9.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Dimensional Fund Advisors LP and JPMorgan Investment Management Inc.

The following commentary is provided by Dimensional Fund Advisors LP

Market Overview

In U.S. dollar terms, developed ex U.S. markets posted negative returns for the one-year reporting period ended December 31, 2014, trailing the performance of both the U.S. and emerging markets. Using the MSCI World ex USA IMI Index (net dividends) and its sector and country segments as proxies, non-U.S. developed markets registered -4.5%, as compared to a return of 12.6% for the Russell 3000® Index and -1.8% registered by the MSCI Emerging Markets® IMI Index (net dividends) during 2014.

The U.S. dollar appreciated against all non-U.S. developed currencies, particularly the Norwegian krone, Swedish krona, Japanese yen and euro. As a result, overall currency fluctuations had a significant negative impact on the U.S. dollar-denominated returns of developed non-U.S. equities.
The real estate investment trusts (REITs) and health care sectors significantly outperformed in developed ex U.S. markets, while materials and energy were among the weakest sectors during the year.

Along the market-capitalization dimension, small caps (as measured by the MSCI World ex USA Small Cap Index) underperformed large caps (as measured by the MSCI World ex USA Large Cap Index) by 0.5% for the reporting period.

Along the relative price dimension, low-relative-price stocks (value stocks) underperformed high-relative-price stocks (growth stocks) across both large and small market-capitalization segments. Using the MSCI indexes as proxies, large-cap value stocks (as measured by the MSCI World ex USA Large Cap Value Index) underperformed large-cap growth stocks (as measured by the MSCI World ex USA Large Cap Growth Index) by 2.7%, and small-cap value stocks (as measured by the MSCI World ex USA Small Cap Value Index) underperformed small-cap growth stocks (as measured by the MSCI World ex USA Small Cap Growth Index) by 1.0% for the reporting period.

Along the profitability dimension, the top quartile of most-profitable stocks outperformed the bottom quartile of least-profitable stocks among large caps (as measured by the MSCI World ex USA Index, excluding REITs and utilities) for the reporting period. Among small caps (as measured by the MSCI World ex USA Small Cap Index, excluding REITs and utilities), the most-profitable quartile outperformed the least-profitable quartile for the same period. Profitability is a measure of a company’s current profits, defined as operating income before depreciation and amortization minus interest expense, scaled by book equity.

Sleeve Commentary

The Dimensional Fund Advisors LP sleeve underperformed the benchmark, the MSCI EAFE Value Index during the period.

During the one-year reporting period, value stocks (defined as stocks with lower price-to-book ratios) underperformed growth stocks (defined as stocks with higher price-to-book ratios) in developed ex U.S. markets overall. This

4

Fund Commentary (con’t.)	NVIT Multi-Manager International Value Fund

also was seen using the sleeve benchmark’s value definition, with the MSCI EAFE Value Index underperforming the MSCI EAFE® Growth Index for the same period. Canada, which is eligible for the sleeve to invest in but not included in the sleeve’s benchmark, also saw a pronounced underperformance in value stocks during the reporting period.

The sleeve emphasizes deeper-value stocks (those with the lowest price-to-book ratios) to a greater extent than does the sleeve’s benchmark. This emphasis was one of the primary detractors from sleeve performance for the reporting period. The sleeve’s holdings in Canadian value stocks, mainly in the materials and energy sectors, were particularly large detractors from sleeve performance for the period.

Along the size dimension, mega caps generally underperformed the rest of the large- and mid-cap universe during the reporting period. Relative to the sleeve’s benchmark, the sleeve had a lesser weight in mega caps, contributing positively to relative sleeve performance for the period.

The sleeve excludes REITs and highly regulated utilities. Given that REITs and utilities (along with health care) were among the best-performing sectors in the sleeve’s benchmark, these exclusions also were one of the primary detractors from sleeve performance during the reporting period.

Also at the sector level, the sleeve’s deep-value stocks within consumer discretionary outperformed those held in the sleeve’s benchmark and contributed positively to sleeve performance for the reporting period. A lesser weight, however, within the sleeve in health care stocks that were outside of the deep-value space proved to be a detractor from sleeve performance during the reporting period, particularly in the United Kingdom and Switzerland.

For the reporting period, differences in the valuation timing and methodology between the sleeve and the sleeve’s benchmark negatively affected relative returns. The sleeve prices foreign exchange rates at the closing of the U.S. markets while the sleeve’s benchmark uses rates at 4 p.m. London time. Derivatives are not actively used for the purpose of implementing the strategy. Dimensional uses currency forwards (generally matching the standard equity settlement cycle of each country) to settle trades and manage client cash flows. Also, from time to time, warrants, rights, options and other derivative securities are received into the account from corporate actions.

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Henry F. Gray; and Karen Umland, CFA

The following commentary is provided by JPMorgan Investment Management Inc.

The sleeve underperformed the MSCI EAFE Value Index for the 12 months ended December 31, 2014. The sleeve’s stock selection in telecommunications services, property and utilities lagged. An underweight in property and utilities also hurt relative sleeve returns during the reporting period. The sleeve’s stock selection in transportation services as well as consumer cyclical, consumer non-durable and technology-software contributed to sleeve returns during the reporting period. Regionally, stock selection in continental Europe and the Pacific (including Japan), as well as an underweight in the Pacific Rim, detracted from sleeve returns during the reporting period. The sleeve’s exposure to the emerging markets was the only positive regional contributor to sleeve performance for the period.

Sleeve holding BG Group plc, a U.K. oil and gas producer, detracted from sleeve performance during the reporting period. Energy stocks in general had a difficult fourth quarter as oil prices fell to their lowest levels in five years. In the case of BG Group, those pressures were exacerbated by the company’s seeming inability to meet production and earnings forecasts. Those frustrations were a major contributor to the company CEO’s departure in April 2014. The company has been reluctant to provide guidance for 2015, which has caused additional skittishness among investors. The stock looks extremely cheap and the company boasts an attractive portfolio of assets, which should underpin future growth. Capital expenditures will drop sharply as

5

Fund Commentary (con’t.)	NVIT Multi-Manager International Value Fund

BG’s Australian project comes on line. With the addition of growth from BG’s operations in Brazil, free cash flow is expected to improve dramatically during the next several years.

Sleeve holding AB Electrolux, the Swedish appliance maker, was a strong performer for the sleeve during the reporting period. The company boosted earnings for a third straight quarter during the period. Operating income (excluding one-off transactions) rose a higher-than-expected 29% year over year in the third quarter of 2014, fueled by strong demand in the U.S., ongoing cost cuts that are boosting margins in Europe and a better product mix. Electrolux has spent a decade restructuring its business, enabling the company to improve margins and cash flow despite weak demand in Europe. A deal with The Home Depot, Inc. allowed the company to expand its presence in the U.S., taking advantage of the strong U.S. economy. We continue to like Electrolux, which is in the midst of acquiring General Electric Co.’s appliance business, a good fit for Electrolux. The deal also would generate significant synergies and create a $400 million to $500 million tax shield for the company as well as keep General Electric’s appliance business away from Chinese competitors, which could be negative for industry pricing.

Outlook

Economic conditions among the various developed regions of the world continue to diverge. The U.S. and U.K. are much further along in the economic cycle, moving away from reliance on monetary policy to a more self-sustaining phase of growth. We look for interest rates in those countries to rise (although gradually) in the not-too-distant future. The challenge for central banks in those countries is to communicate rate increases with clarity and consistency to avoid destabilizing markets. In contrast, conditions in continental Europe and Japan remain fragile. Both regions are likely to be dependent on policy stimuli for the foreseeable future.

This economic divergence has, to a large extent, played itself out in the currency markets, and investors will need to be mindful of the impact this will have on companies with geographically diverse earnings profiles. The divergence also has created an environment of lower stock correlations and stark valuation differences across regions and sectors, an environment that tends to favor active management.

Geopolitics, commodity prices and corporate activity also are likely to remain salient features of the market. Merger-and-acquisition (M&A) levels, share buybacks and dividends are likely to continue to increase as companies look to take advantage of low interest rates, grow shareholder returns and boost earnings. The recent oil price weakness should prove a boon to consumers worldwide. The oil price weakness, however, also has the potential to exacerbate deflationary pressures in Europe and Japan as well as disrupt sizable sectors of the world economy. The Russian/Ukraine crisis no longer dominates headlines, but its impact continues to be felt in select European economies, most notably Germany. Developments in Greece are unlikely to impact markets the same way they did just a few years ago, but they still could cause short-lived bouts of nervousness.

We continue to focus on our strength, which is stock selection, utilizing our proprietary in-house research capabilities to identify the most attractive “value” names within each sector.

Derivatives were held in the sleeve during the reporting period. The Sleeve utilizes forwards to reduce currency deviations from the benchmark as a means of risk management. Derivatives had a minimal impact on Sleeve performance during the reporting period.

Portfolio Managers:

Jeroen Huysinga; Georgina Perceval Maxwell; and Gerd Woort-Menker

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives

6

Fund Commentary (con’t.)	NVIT Multi-Manager International Value Fund

(which create investment leverage and are highly volatile). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager International Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The NVIT Multi-Manager International Value Fund (Class IV) registered -9.46%, underperforming the benchmark by 4.07% and the Lipper peer category median by 0.14% during the reporting period

•

For Dimensional Fund Advisors LP, the Fund’s holdings in deep-value stocks within the consumer discretionary sector outperformed those held in the Fund’s benchmark and contributed positively to Fund performance for the reporting period. A lesser weight, however, within the Fund in health care stocks that were outside of the deep-value space proved to be a detractor from Fund performance during the reporting period

•

For JPMorgan Investment Management Inc., stock selection within the Fund in continental Europe and the Pacific (including Japan), as well as the Fund’s underweight in the Pacific Rim, detracted from Fund returns during the reporting period. The Fund’s exposure to emerging markets was the only positive regional contributor to Fund performance for the reporting period

Asset Allocation†

Common Stocks	97.9%
Repurchase Agreements	1.9%
Preferred Stock	0.4%
Right††	0.0%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings†††

Mitsubishi UFJ Financial Group, Inc.	2.5%
Daimler AG	1.9%
BP PLC, ADR	1.8%
Royal Dutch Shell PLC, Class A	1.8%
Vodafone Group PLC	1.7%
Toyota Motor Corp.	1.5%
GDF Suez	1.5%
BNP Paribas SA	1.5%
ING Groep NV, CVA	1.4%
HSBC Holdings PLC, ADR	1.3%
Other Holdings*	83.1%
100.0%

Top Industries†††

Banks	19.9%
Oil, Gas & Consumable Fuels	10.9%
Insurance	7.9%
Automobiles	6.7%
Pharmaceuticals	4.9%
Metals & Mining	4.4%
Diversified Telecommunication Services	3.3%
Wireless Telecommunication Services	3.1%
Multi-Utilities	2.8%
Capital Markets	2.7%
Other Industries*	33.4%
100.0%

Top Countries†††

Japan	22.2%
United Kingdom	14.1%
France	12.2%
Switzerland	8.5%
Germany	7.7%
Netherlands	6.2%
Canada	4.3%
Australia	3.9%
Italy	2.6%
Sweden	2.2%
Other Countries*	16.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	(9.46)%	2.78%	1.24%
Class II	(9.68)%	2.52%	0.99%
Class IV	(9.46)%	2.78%	1.23%
Class Y2	(9.34)%	2.92%	1.33%
MSCI EAFE Value Index	(5.39)%	4.42%	3.89%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class Y shares (March 27, 2008), are based on the performance of the Class IV shares of the Fund excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares.

Expense Ratios

Expense Ratio^
Class I	0.94%
Class II	1.19%
Class IV	0.94%
Class Y	0.79%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	879.30	4.31	0.91
	Hypothetical	(a),(b)	1,000.00	1,020.62	4.63	0.91
Class II Shares	Actual	(a)	1,000.00	877.80	5.49	1.16
	Hypothetical	(a),(b)	1,000.00	1,019.36	5.90	1.16
Class IV Shares	Actual	(a)	1,000.00	879.30	4.31	0.91
	Hypothetical	(a),(b)	1,000.00	1,020.62	4.63	0.91
Class Y Shares	Actual	(a)	1,000.00	879.30	3.60	0.76
	Hypothetical	(a),(b)	1,000.00	1,021.37	3.87	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2014

NVIT Multi-Manager International Value Fund

Common Stocks 97.9%

	Shares	Market Value

AUSTRALIA 3.9%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	95,467	$454,758

Airlines 0.0%†
Qantas Airways Ltd.*	164,155	318,841

Banks 1.4%
Australia & New Zealand Banking Group Ltd.	380,008	9,887,794
Bank of Queensland Ltd.	49,042	483,158
Bendigo & Adelaide Bank Ltd.	67,536	702,235
National Australia Bank Ltd.	110,763	3,020,539

		14,093,726

Beverages 0.0%†
Treasury Wine Estates Ltd.	90,625	349,792

Capital Markets 0.3%
Macquarie Group Ltd.	57,538	2,713,311

Chemicals 0.1%
Incitec Pivot Ltd.	240,887	623,107
Orica Ltd. (a)	10,931	167,502

		790,609

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	783	14,257

Construction Materials 0.0%†
Boral Ltd.	109,893	471,590

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	2,778	22,756

Food & Staples Retailing 0.5%
Metcash Ltd. (a)	35,307	53,211
Wesfarmers Ltd.	145,267	4,918,400

		4,971,611

Food Products 0.0%†
GrainCorp Ltd., Class A (a)	25,385	170,250

Health Care Providers & Services 0.0%†
Primary Health Care Ltd.	58,065	222,172

Hotels, Restaurants & Leisure 0.1%
Echo Entertainment Group Ltd.	115,595	354,827
Tabcorp Holdings Ltd.	50,397	170,126
Tatts Group Ltd.	238,111	669,688

		1,194,641

Insurance 0.3%
QBE Insurance Group Ltd.	95,777	869,692
Suncorp Group Ltd.	194,461	2,221,482

		3,091,174

Media 0.0%†
Fairfax Media Ltd.	121,743	86,364

Metals & Mining 0.2%
Alumina Ltd.*	254,239	367,299
BlueScope Steel Ltd.*	47,847	216,562

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Metals & Mining (continued)
Fortescue Metals Group Ltd. (a)	65,436	$143,674
Newcrest Mining Ltd.*	160,836	1,415,186

		2,142,721

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	74,368	202,993

Oil, Gas & Consumable Fuels 0.8%
New Hope Corp., Ltd.	10,015	20,005
Oil Search Ltd.	561,048	3,597,771
Origin Energy Ltd.	183,209	1,733,423
Santos Ltd.	150,241	1,003,576
Woodside Petroleum Ltd.	63,838	1,974,338

		8,329,113

Real Estate Management & Development 0.1%
Lend Lease Group	60,703	808,496

Road & Rail 0.1%
Asciano Ltd.	144,259	706,473

Trading Companies & Distributors 0.0%†
Seven Group Holdings Ltd.	15,028	70,974

		41,226,622

AUSTRIA 0.0%†
Banks 0.0%†
Erste Group Bank AG	6,398	148,809
Raiffeisen Bank International AG	4,219	64,466

		213,275

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	4,468	118,640

		331,915

BELGIUM 2.1%
Banks 0.5%
KBC Groep NV*	103,798	5,792,971

Chemicals 1.2%
Solvay SA	78,202	10,581,912
Umicore SA	14,163	569,923

		11,151,835

Diversified Telecommunication Services 0.1%
Belgacom SA (a)	17,660	640,767

Food & Staples Retailing 0.1%
Delhaize Group SA	20,723	1,509,159

Insurance 0.1%
Ageas	32,002	1,137,837

Pharmaceuticals 0.1%
UCB SA	20,429	1,553,369

		21,785,938

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

BERMUDA 0.0%†
Energy Equipment & Services 0.0%†
Seadrill Ltd. (a)	5,737	$68,500
Seadrill Ltd.	3,021	34,953

		103,453

CANADA 4.3%
Chemicals 0.1%
Agrium, Inc. (a)	16,247	1,538,916

Diversified Telecommunication Services 0.0%†
BCE, Inc.	680	31,185

Energy Equipment & Services 0.0%†
Ensign Energy Services, Inc.	17,200	151,007
Precision Drilling Corp.	30,300	184,126

		335,133

Food & Staples Retailing 0.1%
Empire Co., Ltd., Class A	5,622	423,997
George Weston Ltd.	4,778	412,698

		836,695

Independent Power and Renewable Electricity Producers 0.0%†
TransAlta Corp.	49,669	449,749

Insurance 0.9%
Fairfax Financial Holdings Ltd.	3,082	1,614,960
Industrial Alliance Insurance & Financial Services, Inc.	12,189	466,136
Manulife Financial Corp.	55,895	1,067,036
Manulife Financial Corp.	185,684	3,544,905
Sun Life Financial, Inc.	66,370	2,394,758

		9,087,795

Metals & Mining 1.0%
Agnico Eagle Mines Ltd.	12,048	299,875
Agnico Eagle Mines Ltd.	515	12,820
Barrick Gold Corp.	150,271	1,615,413
Barrick Gold Corp.	9,712	104,660
Eldorado Gold Corp.	80,885	492,913
First Quantum Minerals Ltd.	253,488	3,602,244
Goldcorp, Inc.	108,356	2,006,753
Kinross Gold Corp.*	177,200	497,222
Lundin Mining Corp.*	42,500	209,244
New Gold, Inc.*	7,811	33,481
Osisko Gold Royalties Ltd. (a)	710	10,010
Pan American Silver Corp. (a)	13,200	121,797
Teck Resources Ltd., Class B	93,000	1,271,165
Turquoise Hill Resources Ltd.*	32,500	100,426
Yamana Gold, Inc. (a)	121,979	492,410

		10,870,433

Multiline Retail 0.1%
Canadian Tire Corp., Ltd., Class A	10,900	1,151,546

Oil, Gas & Consumable Fuels 2.0%
Bonavista Energy Corp. (a)	4,301	27,025

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Oil, Gas & Consumable Fuels (continued)
Cameco Corp.	54,900	$900,194
Canadian Natural Resources Ltd.	160,378	4,952,472
Canadian Oil Sands Ltd.	21,984	197,171
Cenovus Energy, Inc.	13,628	281,009
Crescent Point Energy Corp.	66,079	1,530,544
Encana Corp.	79,445	1,101,902
Enerplus Corp. (a)	21,217	204,354
Husky Energy, Inc.	52,500	1,242,684
MEG Energy Corp.*	17,544	295,219
Pengrowth Energy Corp. (a)	62,781	197,778
Penn West Petroleum Ltd. (a)	76,105	159,180
Suncor Energy, Inc.	251,700	7,994,258
Talisman Energy, Inc.	142,000	1,112,240
Tourmaline Oil Corp.*	3,703	123,348
Whitecap Resources, Inc.	23,477	231,173

		20,550,551

Technology Hardware, Storage & Peripherals 0.1%
Blackberry Ltd.* (a)	9,511	104,431
Blackberry Ltd.* (a)	46,677	511,848

		616,279

Thrifts & Mortgage Finance 0.0%†
Genworth MI Canada, Inc.	5,200	165,516

		45,633,798

CHINA 0.7%
Banks 0.7%
Industrial & Commercial Bank of China Ltd., H Shares	10,089,000	7,366,911

Electronic Equipment, Instruments & Components 0.0%†
FIH Mobile Ltd.*	381,000	170,829

		7,537,740

COLOMBIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Pacific Rubiales Energy Corp.	21,385	132,345

DENMARK 1.4%
Banks 0.8%
Danske Bank A/S	291,968	7,893,606
Jyske Bank A/S REG*	4,464	225,639

		8,119,245

Beverages 0.2%
Carlsberg A/S, Class B	24,567	1,886,742

Building Products 0.0%†
Rockwool International A/S, Class B	239	26,862

Construction & Engineering 0.0%†
FLSmidth & Co. A/S	5,406	237,006

Diversified Telecommunication Services 0.1%
TDC A/S	115,859	883,646

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Electrical Equipment 0.0%†
Vestas Wind Systems A/S*	4,189	$152,131

Marine 0.3%
AP Moeller — Maersk A/S, Class A	500	956,813
AP Moeller — Maersk A/S, Class B	1,340	2,665,195

		3,622,008

Pharmaceuticals 0.0%†
H. Lundbeck A/S	11,001	218,363

		15,146,003

FINLAND 0.8%
Communications Equipment 0.1%
Nokia OYJ	89,469	707,593

Electric Utilities 0.2%
Fortum OYJ	79,870	1,734,101

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	3,616	131,509

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	18,413	448,496

Paper & Forest Products 0.5%
Stora Enso OYJ, Class R	126,639	1,132,275
UPM-Kymmene OYJ	282,637	4,631,903

		5,764,178

		8,785,877

FRANCE 12.2%
Aerospace & Defense 0.4%
Airbus Group NV	78,604	3,886,024
Thales SA	215	11,633

		3,897,657

Air Freight & Logistics 0.0%†
Bollore SA (a)	91,300	415,789
Bollore SA*	400	1,805

		417,594

Auto Components 0.1%
Cie Generale des Etablissements Michelin	11,192	1,010,265

Automobiles 0.7%
Peugeot SA*	77,390	948,213
Renault SA	93,789	6,831,243

		7,779,456

Banks 2.6%
BNP Paribas SA	261,769	15,453,292
Credit Agricole SA	501,023	6,467,468
Natixis SA	128,574	848,411
Societe Generale SA	97,766	4,091,524

		26,860,695

Building Products 0.6%
Cie de Saint-Gobain	148,273	6,280,970

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Construction & Engineering 0.1%
Bouygues SA	30,737	$1,109,857

Construction Materials 0.6%
Lafarge SA	92,263	6,476,872

Diversified Telecommunication Services 0.9%
Orange SA	321,387	5,465,737
Vivendi SA*	163,886	4,079,209

		9,544,946

Electric Utilities 0.1%
Electricite de France SA	31,015	853,793

Electrical Equipment 0.6%
Schneider Electric SE	91,210	6,642,756

Energy Equipment & Services 0.0%†
CGG SA* (a)	20,800	122,582

Food & Staples Retailing 0.1%
Casino Guichard Perrachon SA	10,706	984,571

Hotels, Restaurants & Leisure 0.5%
Sodexo SA	54,323	5,317,367

Insurance 1.2%
AXA SA	536,690	12,366,968
CNP Assurances	17,227	305,403
SCOR SE	11,221	340,000

		13,012,371

Machinery 0.0%†
Vallourec SA	6,995	189,576

Media 0.5%
Lagardere SCA	17,071	444,563
Publicis Groupe SA	66,990	4,804,213

		5,248,776

Metals & Mining 0.0%†
Eramet*	65	5,969

Multi-Utilities 1.9%
GDF Suez	677,755	15,804,595
Suez Environnement Co.	163,933	2,856,240

		18,660,835

Oil, Gas & Consumable Fuels 0.9%
Total SA	185,962	9,527,209

Pharmaceuticals 0.4%
Sanofi	48,852	4,453,860

Trading Companies & Distributors 0.0%†
Rexel SA	19,321	346,157

		128,744,134

GERMANY 7.3%
Airlines 0.0%†
Deutsche Lufthansa AG REG	28,411	470,798

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Automobiles 2.5%
Bayerische Motoren Werke AG	41,893	$4,521,020
Daimler AG REG	236,749	19,662,964
Volkswagen AG	4,865	1,054,749

		25,238,733

Banks 0.1%
Commerzbank AG*	105,912	1,389,205

Capital Markets 0.5%
Deutsche Bank AG REG	185,752	5,562,225
Deutsche Bank AG	196	5,884

		5,568,109

Chemicals 0.1%
K+S AG REG	21,741	599,946
Wacker Chemie AG	256	28,082

		628,028

Commercial Services & Supplies 0.0%†
Bilfinger SE (a)	2,876	160,765

Construction Materials 0.1%
HeidelbergCement AG	20,755	1,464,886

Diversified Telecommunication Services 0.7%
Deutsche Telekom AG REG	425,640	6,810,385
Telefonica Deutschland Holding AG*	16,609	88,025

		6,898,410

Food & Staples Retailing 0.0%†
METRO AG*	12,496	381,974

Health Care Providers & Services 0.0%†
Celesio AG	11,017	355,085

Insurance 1.2%
Allianz SE REG	50,355	8,340,108
Muenchener Rueckversicherungs-Gesellschaft AG REG	20,633	4,108,805
Talanx AG	2,849	86,802

		12,535,715

Metals & Mining 0.0%†
Salzgitter AG	1,170	32,740

Multi-Utilities 0.9%
E.ON SE	474,707	8,113,545
RWE AG	36,773	1,134,986

		9,248,531

Pharmaceuticals 1.2%
Bayer AG REG	92,020	12,543,105

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	1,748	100,863

		77,016,947

Common Stocks (continued)

	Shares	Market Value

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Friends Life Group Ltd.	275,939	$1,567,121

HONG KONG 1.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	123,000	268,179

Capital Markets 0.0%†
Guoco Group, Ltd.	2,000	23,455

Hotels, Restaurants & Leisure 0.0%†
Hongkong & Shanghai Hotels (The) (a)	89,000	131,803
Shangri-La Asia Ltd.	214,000	293,240

		425,043

Industrial Conglomerates 0.4%
Hopewell Holdings Ltd.	67,500	245,709
Hutchison Whampoa Ltd.	378,000	4,321,133
NWS Holdings Ltd.	15,435	28,311

		4,595,153

Marine 0.0%†
Orient Overseas International Ltd.	37,500	218,332

Real Estate Management & Development 1.1%
Hang Lung Group Ltd.	63,000	285,680
Hang Lung Properties Ltd.	145,000	404,508
Henderson Land Development Co., Ltd.	132,912	923,774
Kerry Properties Ltd.	51,000	183,982
New World Development Co., Ltd.	1,016,888	1,167,397
Sino Land Co., Ltd.	135,436	217,416
Sun Hung Kai Properties Ltd.	156,221	2,366,818
Swire Pacific Ltd.	47,500	113,020
Swire Pacific Ltd., Class A	42,000	545,180
Wharf Holdings Ltd. (The)	471,000	3,381,352
Wheelock & Co., Ltd.	157,000	728,942

		10,318,069

Road & Rail 0.0%†
MTR Corp., Ltd.	98,736	403,955

Trading Companies & Distributors 0.1%
Noble Group Ltd.	722,000	615,966

		16,868,152

INDIA 0.3%
Information Technology Services 0.3%
Infosys Ltd., ADR	95,370	3,000,340

Metals & Mining 0.0%†
Vedanta Resources PLC	3,395	30,115

		3,030,455

IRELAND 0.9%
Airlines 0.4%
Ryanair Holdings PLC, ADR*	70,255	5,007,073

Banks 0.1%
Bank of Ireland*	2,192,858	822,960

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Construction Materials 0.0%†
CRH PLC, ADR	5,211	$125,116

Pharmaceuticals 0.4%
Shire PLC	56,960	4,038,467

		9,993,616

ISRAEL 0.2%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	1,262	76,917

Banks 0.2%
Bank Hapoalim BM	203,513	956,945
Bank Leumi Le-Israel BM*	192,026	656,001
Israel Discount Bank Ltd., Class A*	132,044	210,815
Mizrahi Tefahot Bank Ltd.*	7,579	79,317

		1,903,078

Real Estate Management & Development 0.0%†
Azrieli Group	352	11,578

		1,991,573

ITALY 2.6%
Banks 1.0%
Banca Monte dei Paschi di Siena SpA*	101,222	57,663
Banco Popolare SC*	36,325	437,053
Intesa Sanpaolo SpA	1,730,485	5,019,969
UniCredit SpA	615,329	3,941,559
Unione di Banche Italiane SCPA	140,304	1,003,491

		10,459,735

Capital Markets 0.1%
Mediobanca SpA	81,246	660,167

Diversified Telecommunication Services 0.4%
Telecom Italia SpA* (a)	4,023,891	4,291,428

Electric Utilities 0.5%
Enel SpA	1,121,992	5,001,298

Insurance 0.6%
Assicurazioni Generali SpA	321,716	6,605,746

		27,018,374

JAPAN 22.3%
Air Freight & Logistics 0.3%
Yamato Holdings Co., Ltd.	179,900	3,562,325

Airlines 0.6%
Japan Airlines Co., Ltd.	221,500	6,567,266

Auto Components 0.3%
Aisin Seiki Co., Ltd.	26,800	962,881
Calsonic Kansei Corp.	13,000	72,055
NHK Spring Co., Ltd.	17,400	151,404
NOK Corp.	3,800	96,723
Sumitomo Electric Industries Ltd.	120,100	1,499,961
Sumitomo Rubber Industries Ltd.	10,000	148,661

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components (continued)
Takata Corp.	1,600	$19,290
Tokai Rika Co., Ltd.	6,900	144,838
Toyoda Gosei Co., Ltd.	7,000	140,800
Toyota Boshoku Corp. (a)	5,500	73,017
Yokohama Rubber Co., Ltd. (The)	20,000	182,107

		3,491,737

Automobiles 3.1%
Daihatsu Motor Co., Ltd.	7,000	91,426
Honda Motor Co., Ltd.	175,500	5,148,870
Mazda Motor Corp.	156,800	3,765,643
Nissan Motor Co., Ltd.	347,500	3,030,815
Suzuki Motor Corp.	20,800	623,321
Toyota Motor Corp.	254,000	15,828,619
Yamaha Motor Co., Ltd.	165,100	3,303,205

		31,791,899

Banks 4.5%
77 Bank Ltd. (The)	44,000	231,242
Bank of Kyoto Ltd. (The)	25,000	208,991
Bank of Yokohama Ltd. (The)	139,000	754,949
Chiba Bank Ltd. (The)	89,000	583,208
Chugoku Bank Ltd. (The)	8,800	119,952
Fukuoka Financial Group, Inc.	103,000	531,013
Gunma Bank Ltd. (The)	51,000	330,965
Hachijuni Bank Ltd. (The)	55,000	353,298
Higo Bank Ltd. (The)	7,000	37,075
Hokuhoku Financial Group, Inc.	156,000	314,580
Iyo Bank Ltd. (The)	31,000	335,753
Joyo Bank Ltd. (The)	48,000	237,691
Mitsubishi UFJ Financial Group, Inc.	4,788,000	26,306,372
Mizuho Financial Group, Inc.	3,004,600	5,036,621
Nishi-Nippon City Bank Ltd. (The)	84,000	241,697
Shiga Bank Ltd. (The)	16,000	85,237
Shizuoka Bank Ltd. (The)	36,000	329,195
Sumitomo Mitsui Financial Group, Inc.	277,837	10,044,564
Sumitomo Mitsui Trust Holdings, Inc.	125,000	478,786
Yamaguchi Financial Group, Inc.	27,000	277,483

		46,838,672

Beverages 0.1%
Coca-Cola West Co., Ltd.	7,600	104,803
Kirin Holdings Co., Ltd.	105,900	1,315,902

		1,420,705

Building Products 0.4%
Asahi Glass Co., Ltd. (a)	156,000	759,436
Daikin Industries Ltd.	39,600	2,539,313
LIXIL Group Corp.	25,800	542,980
Nippon Sheet Glass Co., Ltd.*	103,000	96,773

		3,938,502

16

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Capital Markets 0.4%
Nomura Holdings, Inc.	692,100	$3,916,618
SBI Holdings, Inc.	8,300	90,683

		4,007,301

Chemicals 0.6%
Asahi Kasei Corp.	133,000	1,213,282
Denki Kagaku Kogyo KK	60,000	219,755
DIC Corp.	42,000	100,692
Hitachi Chemical Co., Ltd.	7,300	128,968
Kaneka Corp.	35,000	187,538
Kuraray Co., Ltd.	38,100	432,884
Lintec Corp.	3,200	70,736
Mitsubishi Chemical Holdings Corp.	208,500	1,011,328
Mitsubishi Gas Chemical Co., Inc.	41,000	205,775
Mitsui Chemicals, Inc.	108,000	305,897
Nippon Shokubai Co., Ltd.	17,000	222,700
Showa Denko KK	183,000	225,275
Sumitomo Chemical Co., Ltd.	180,000	708,611
Teijin Ltd.	124,000	329,580
Toray Industries, Inc.	45,000	359,549
Tosoh Corp.	83,000	399,136
Ube Industries Ltd.	98,000	145,710

		6,267,416

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co., Ltd.	75,000	675,491
Toppan Printing Co., Ltd.	75,000	487,309

		1,162,800

Construction & Engineering 0.1%
COMSYS Holdings Corp.	12,700	173,733
Kajima Corp.	38,000	156,269
Kinden Corp.	9,000	90,906
Nippo Corp.	7,000	113,784
Obayashi Corp.	34,000	219,171

		753,863

Containers & Packaging 0.0%†
Rengo Co., Ltd.	20,000	82,415
Toyo Seikan Group Holdings Ltd.	20,100	249,673

		332,088

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	128,802

Diversified Financial Services 0.3%
ORIX Corp.	285,200	3,588,614

Diversified Telecommunication Services 0.4%
Nippon Telegraph & Telephone Corp.	87,000	4,444,189

Electrical Equipment 0.0%†
Ushio, Inc.	10,600	110,389

Electronic Equipment, Instruments & Components 1.5%
Azbil Corp.	1,100	25,342
Citizen Holdings Co., Ltd.	30,300	233,140

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Hitachi Ltd.	1,546,000	$11,410,664
Ibiden Co., Ltd.	16,900	249,548
Kyocera Corp.	40,200	1,839,537
Nippon Electric Glass Co., Ltd.	53,000	238,488
TDK Corp.	16,300	959,996

		14,956,715

Food & Staples Retailing 0.6%
Aeon Co., Ltd.	96,800	972,791
Seven & i Holdings Co., Ltd.	137,000	4,928,074
UNY Group Holdings Co. Ltd.	29,300	149,159

		6,050,024

Food Products 0.5%
House Foods Group, Inc.	8,000	138,065
Kewpie Corp.	4,500	83,890
NH Foods Ltd.	213,000	4,660,078
Nisshin Seifun Group, Inc.	30,249	292,840
Yamazaki Baking Co., Ltd.	13,000	160,410

		5,335,283

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	24,400	294,653
Medipal Holdings Corp.	18,300	213,738
Suzuken Co., Ltd.	8,800	243,086

		751,477

Household Durables 1.1%
Iida Group Holdings Co., Ltd.	14,200	172,978
Nikon Corp. (a)	38,700	514,203
Sekisui Chemical Co., Ltd.	22,000	264,681
Sekisui House Ltd.	77,000	1,013,164
Sony Corp.	484,800	9,894,406
Sumitomo Forestry Co., Ltd.	16,600	162,341

		12,021,773

Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	185,593

Insurance 0.3%
Dai-ichi Life Insurance Co., Ltd. (The)	79,200	1,202,244
MS&AD Insurance Group Holdings, Inc.	56,800	1,346,058
Sompo Japan Nipponkoa Holdings, Inc.	37,400	940,525
Tokio Marine Holdings, Inc.	3,500	113,672

		3,602,499

Leisure Products 0.1%
Sankyo Co., Ltd.	6,600	226,405
Sega Sammy Holdings, Inc.	13,000	166,324
Yamaha Corp.	19,800	291,851

		684,580

Machinery 0.2%
Amada Co., Ltd.	45,000	385,596
Ebara Corp.	12,000	49,171

17

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
Glory Ltd.	3,800	$102,376
Hitachi Construction Machinery Co., Ltd.	5,100	107,830
JTEKT Corp.	18,100	304,619
Kurita Water Industries Ltd.	8,900	185,584
Mitsui Engineering & Shipbuilding Co., Ltd.	47,000	82,597
NTN Corp.	60,000	264,972
Sumitomo Heavy Industries Ltd.	66,000	355,013

		1,837,758

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	73,000	195,018
Mitsui OSK Lines Ltd.	152,000	450,337
Nippon Yusen KK	214,000	604,445

		1,249,800

Media 0.0%†
Fuji Media Holdings, Inc.	6,200	76,463
Nippon Television Holdings, Inc.	6,100	89,537
SKY Perfect JSAT Holdings, Inc.	21,500	126,868

		292,868

Metals & Mining 0.6%
Daido Steel Co., Ltd.	22,000	83,093
JFE Holdings, Inc.	72,700	1,621,275
Kobe Steel Ltd.	331,000	570,147
Mitsubishi Materials Corp.	149,000	494,296
Nippon Steel & Sumitomo Metal Corp.	1,017,995	2,525,273
Nisshin Steel Holdings Co., Ltd.	8,700	82,947
Sumitomo Metal Mining Co., Ltd.	65,000	969,468
Yamato Kogyo Co., Ltd.	5,300	148,233

		6,494,732

Multiline Retail 0.1%
H2O Retailing Corp.	7,500	118,797
Isetan Mitsukoshi Holdings Ltd.	37,900	468,981
J. Front Retailing Co., Ltd.	33,500	387,997
Marui Group Co., Ltd.	27,900	251,650
Takashimaya Co., Ltd.	33,000	263,495

		1,490,920

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd.	74,000	105,141
Idemitsu Kosan Co., Ltd.	11,600	191,554
INPEX Corp.	107,700	1,199,021
JX Holdings, Inc.	349,900	1,361,674
Showa Shell Sekiyu KK (a)	18,200	179,278

		3,036,668

Paper & Forest Products 0.0%†
Nippon Paper Industries Co., Ltd.	12,400	178,092
Oji Holdings Corp.	96,000	343,477

		521,569

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Personal Products 0.0%†
Pola Orbis Holdings, Inc.	1,600	$63,949

Pharmaceuticals 0.5%
Daiichi Sankyo Co., Ltd.	23,900	334,188
Kyowa Hakko Kirin Co., Ltd.	7,000	65,916
Mitsubishi Tanabe Pharma Corp.	10,900	159,779
Otsuka Holdings Co., Ltd. (a)	153,200	4,593,122
Sumitomo Dainippon Pharma Co., Ltd.	19,300	186,899

		5,339,904

Real Estate Management & Development 1.4%
Daiwa House Industry Co., Ltd.	364,000	6,876,413
Mitsui Fudosan Co., Ltd.	267,000	7,159,755

		14,036,168

Road & Rail 0.2%
Fukuyama Transporting Co., Ltd.	18,000	97,270
Hankyu Hanshin Holdings, Inc.	140,000	750,974
Hitachi Transport System Ltd.	6,400	78,352
Nippon Express Co., Ltd.	112,000	567,591
Seino Holdings Co. Ltd.	19,000	191,512

		1,685,699

Specialty Retail 0.1%
Aoyama Trading Co., Ltd.	3,300	72,105
Autobacs Seven Co., Ltd.	9,000	127,339
K’s Holdings Corp.(a)	5,400	141,942
Yamada Denki Co., Ltd.	117,800	395,233

		736,619

Technology Hardware, Storage & Peripherals 0.7%
FUJIFILM Holdings Corp.	72,200	2,203,079
Konica Minolta, Inc.	63,500	691,898
NEC Corp.	168,000	488,208
Ricoh Co., Ltd.	387,900	3,921,304
Toshiba TEC Corp.	13,000	89,109

		7,393,598

Textiles, Apparel & Luxury Goods 0.0%†
Wacoal Holdings Corp.	14,000	141,326

Tobacco 0.3%
Japan Tobacco, Inc.	125,900	3,465,119

Trading Companies & Distributors 1.7%
ITOCHU Corp.	200,700	2,142,492
Marubeni Corp.	226,000	1,352,243
Mitsubishi Corp.	172,600	3,158,603
Mitsui & Co., Ltd.	556,000	7,446,583
Nagase & Co., Ltd.	13,800	164,777
Sojitz Corp.	188,400	263,100
Sumitomo Corp.	136,600	1,402,976
Toyota Tsusho Corp.	28,200	655,083

		16,585,857

18

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	31,000	$276,143
Mitsubishi Logistics Corp.	6,000	87,263

		363,406

Wireless Telecommunication Services 0.7%
KDDI Corp.	75,800	4,762,063
NTT DOCOMO, Inc.	189,600	2,761,156

		7,523,219

		234,253,691

LUXEMBOURG 0.4%
Metals & Mining 0.4%
ArcelorMittal	426,351	4,671,057

MACAU 0.3%
Hotels, Restaurants & Leisure 0.3%
Sands China Ltd.	564,800	2,749,529

NETHERLANDS 6.2%
Banks 1.4%
ING Groep NV, CVA*	1,124,104	14,523,046

Chemicals 0.1%
Akzo Nobel NV	6,387	441,917
Koninklijke DSM NV	7,007	427,378

		869,295

Construction & Engineering 0.0%†
Boskalis Westminster NV	6,627	362,531

Diversified Telecommunication Services 0.6%
Koninklijke KPN NV	1,931,950	6,099,841

Food & Staples Retailing 0.0%†
Koninklijke Ahold NV	22,121	393,154

Industrial Conglomerates 0.3%
Koninklijke Philips NV	73,117	2,119,370
Koninklijke Philips NV, NYRS	19,096	553,784

		2,673,154

Insurance 0.2%
Aegon NV	282,867	2,126,020
Delta Lloyd NV	17,048	374,892

		2,500,912

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	3,536	82,364

Oil, Gas & Consumable Fuels 3.6%
Royal Dutch Shell PLC, Class A	572,366	19,101,502
Royal Dutch Shell PLC, Class A, ADR	168,456	11,278,129
Royal Dutch Shell PLC, Class B, ADR (a)	108,828	7,570,076

		37,949,707

Professional Services 0.0%†
Randstad Holding NV	4,699	226,099

		65,680,103

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND 0.0%†
Construction Materials 0.0%†
Fletcher Building Ltd.	677	$4,362

Electric Utilities 0.0%†
Contact Energy Ltd.	45,571	226,313

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	60,450	198,903

		429,578

NORWAY 1.2%
Banks 0.5%
DNB ASA	341,729	5,040,716
SpareBank 1 SR-Bank ASA	7,422	52,282

		5,092,998

Chemicals 0.0%†
Yara International ASA	9,005	401,014

Insurance 0.0%†
Storebrand ASA*	36,062	140,870

Metals & Mining 0.6%
Norsk Hydro ASA	930,264	5,240,209

Oil, Gas & Consumable Fuels 0.1%
Statoil ASA (a)	73,782	1,299,068

		12,174,159

PORTUGAL 0.0%†
Banks 0.0%†
Banco Comercial Portugues SA, Class R*	24,912	1,955
Banco Espirito Santo SA* (b)	146,163	21,223

		23,178

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG	177	185

		23,363

SINGAPORE 0.5%
Airlines 0.1%
Singapore Airlines Ltd.	101,000	881,068

Banks 0.0%†
DBS Group Holdings Ltd.	8,000	123,851

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp., Ltd.	42,000	248,941

Food & Staples Retailing 0.0%†
Olam International Ltd.	71,000	107,748

Food Products 0.1%
Golden Agri-Resources Ltd.	999,000	345,752
Wilmar International Ltd.	287,000	699,314

		1,045,066

Hotels, Restaurants & Leisure 0.0%†
OUE Ltd.	49,000	75,270

19

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Marine 0.0%†
Neptune Orient Lines Ltd.* (a)	118,000	$74,597

Real Estate Management & Development 0.2%
CapitaLand Ltd.	400,000	994,539
City Developments Ltd.	62,000	478,333
Keppel Land Ltd.	93,000	239,580
United Industrial Corp. Ltd.	14,000	35,406
UOL Group Ltd.	48,510	253,600

		2,001,458

Transportation Infrastructure 0.1%
Hutchison Port Holdings Trust, Class U	822,000	550,740
Hutchison Port Holdings Trust, Class U (a)	92,000	63,228

		613,968

		5,171,967

SOUTH AFRICA 0.0%†
Capital Markets 0.0%†
Investec PLC	17,308	145,011

SOUTH KOREA 0.6%
Technology Hardware, Storage & Peripherals 0.6%
Samsung Electronics Co., Ltd.	5,347	6,428,401

SPAIN 2.0%
Banks 0.7%
Banco de Sabadell SA	517,043	1,368,076
Banco Popular Espanol SA	466,490	2,325,374
Banco Santander SA	410,860	3,448,397
CaixaBank SA	120,133	629,480

		7,771,327

Electric Utilities 0.4%
Acciona SA*	3,299	222,615
Iberdrola SA	546,405	3,683,176

		3,905,791

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	211,987

Insurance 0.0%†
Mapfre SA	139,650	472,015

Oil, Gas & Consumable Fuels 0.9%
Repsol SA	466,957	8,741,824

		21,102,944

SWEDEN 2.2%
Banks 0.5%
Nordea Bank AB	332,423	3,848,057
Skandinaviska Enskilda Banken AB, Class A	152,262	1,933,508

		5,781,565

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class A	17,730	$199,221
Telefonaktiebolaget LM Ericsson, Class B	250,741	3,035,998

		3,235,219

Diversified Telecommunication Services 0.1%
TeliaSonera AB	170,452	1,095,899

Food & Staples Retailing 0.0%†
ICA Gruppen AB	1,850	72,036

Household Durables 1.0%
Electrolux AB Series B	321,025	9,380,102
Husqvarna AB, Class A	12,546	92,723
Husqvarna AB, Class B	47,467	348,905

		9,821,730

Household Products 0.2%
Svenska Cellulosa AB SCA, Class A	3,365	72,759
Svenska Cellulosa AB SCA, Class B	77,598	1,672,912

		1,745,671

Machinery 0.0%†
Trelleborg AB, Class B	3,463	58,299

Metals & Mining 0.1%
Boliden AB	37,181	594,331
SSAB AB, Class A* (a)	11,623	67,212
SSAB AB, Class B*	586	2,997

		664,540

Pharmaceuticals 0.0%†
Meda AB, Class A	30,727	440,638

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	32,310	391,523

		23,307,120

SWITZERLAND 8.5%
Beverages 0.0%†
Coca-Cola HBC AG, CDI*	25,227	480,309

Capital Markets 1.4%
Credit Suisse Group AG REG*	210,125	5,278,603
Julius Baer Group Ltd.*	18,691	853,394
UBS Group AG*	489,639	8,416,747

		14,548,744

Chemicals 0.1%
Clariant AG REG*	60,752	1,018,012
Syngenta AG REG	826	265,689

		1,283,701

Construction Materials 0.3%
Holcim Ltd. REG*	38,676	2,764,721

Electric Utilities 0.0%†
Alpiq Holding AG REG*	147	13,307

20

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Electrical Equipment 0.5%
ABB Ltd. REG*	247,231	$5,230,948

Food Products 1.0%
Aryzta AG*	11,373	874,010
Nestle SA REG	130,058	9,481,360

		10,355,370

Insurance 2.1%
Baloise Holding AG REG	6,242	797,800
Swiss Life Holding AG REG*	4,262	1,007,331
Swiss Re AG*	95,548	8,004,220
Zurich Insurance Group AG*	41,699	13,031,036

		22,840,387

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	10,915	1,228,938

Machinery 0.0%†
OC Oerlikon Corp. AG REG*	3,194	39,871
Sulzer AG REG	2,926	312,998

		352,869

Metals & Mining 0.4%
Glencore PLC*	875,349	4,040,461

Pharmaceuticals 1.3%
Galenica AG REG (a)	60	47,840
Novartis AG REG	42,741	3,963,949
Roche Holding AG	35,165	9,527,683

		13,539,472

Professional Services 0.1%
Adecco SA REG*	15,794	1,085,669

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	101,031	753,847

Specialty Retail 0.0%†
Dufry AG REG*	338	50,519

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA REG	59,705	5,293,364
Swatch Group AG (The) REG	270	23,302
Swatch Group AG (The) — Bearer Shares	437	194,140

		5,510,806

Trading Companies & Distributors 0.6%
Wolseley PLC	105,495	6,031,338

		90,111,406

TAIWAN 0.3%
Technology Hardware, Storage & Peripherals 0.3%
Asustek Computer, Inc.	243,000	2,651,375

TURKEY 0.4%
Banks 0.4%
Turkiye Garanti Bankasi AS	960,037	3,856,599

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM 14.2%
Banks 4.6%
Barclays PLC, ADR (a)	550,030	$8,255,950
Barclays PLC	2,491,111	9,364,910
HSBC Holdings PLC	1,166,916	11,027,071
HSBC Holdings PLC, ADR (a)	291,244	13,755,455
Lloyds Banking Group PLC, ADR*	133,092	617,547
Royal Bank of Scotland Group PLC, ADR*	154,271	1,868,222
Standard Chartered PLC	252,113	3,770,576

		48,659,731

Beverages 0.5%
SABMiller PLC	98,644	5,142,426

Energy Equipment & Services 0.1%
Subsea 7 SA	54,451	557,192

Food & Staples Retailing 0.2%
J Sainsbury PLC (a)	149,848	572,222
Tesco PLC	58,716	171,198
WM Morrison Supermarkets PLC	430,600	1,228,616

		1,972,036

Hotels, Restaurants & Leisure 0.5%
InterContinental Hotels Group PLC	120,358	4,842,765

Household Durables 0.1%
Barratt Developments PLC	87,397	636,086

Insurance 0.9%
Aviva PLC	982	7,378
Old Mutual PLC	2,525	7,442
Prudential PLC	407,927	9,431,058

		9,445,878

Marine 0.0%†
Stolt-Nielsen Ltd.	4,020	67,058

Metals & Mining 1.1%
Anglo American PLC	190,423	3,523,672
Rio Tinto PLC	167,283	7,711,253

		11,234,925

Oil, Gas & Consumable Fuels 2.3%
BG Group PLC	353,331	4,728,169
BP PLC, ADR	501,290	19,109,175

		23,837,344

Pharmaceuticals 1.0%
AstraZeneca PLC	155,856	11,008,222

Specialty Retail 0.1%
Kingfisher PLC	163,246	862,941

Tobacco 0.4%
British American Tobacco PLC	86,223	4,672,505

Wireless Telecommunication Services 2.4%
Vodafone Group PLC, ADR	213,058	7,280,192
Vodafone Group PLC	5,320,044	18,240,446

		25,520,638

		148,459,747

21

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES 0.4%
Health Care Providers & Services 0.1%
Catamaran Corp.*	14,841	$768,022

Hotels, Restaurants & Leisure 0.1%
Carnival PLC	12,376	559,373
Carnival PLC, ADR (a)	10,518	473,205

		1,032,578

Media 0.2%
Thomson Reuters Corp.	51,844	2,091,519

Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	18,014	175,942

		4,068,061

Total Common Stocks (cost $1,029,118,808)		1,032,198,174

Preferred Stock 0.4%
GERMANY 0.4%
Automobiles 0.4%
Porsche Automobil Holding SE -Preference Shares	49,857	4,032,064

Total Preferred Stock (cost $5,378,881)		4,032,064

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring 01/08/15*	466,957	258,224

Total Rights (cost $–)		258,224

Repurchase Agreements 1.9%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $9,936,313, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $10,135,033. (c)(d)	$9,936,269	9,936,269

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $10,000,044, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $10,200,000. (c)(d)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $19,936,269)		19,936,269

Total Investments (cost $1,054,433,958) (e) — 100.2%		1,056,424,731
Liabilities in excess of other assets — (0.2)%		(2,440,136)

NET ASSETS — 100.0%		$1,053,984,595

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $19,533,522, which was collateralized by a repurchase agreement with a value of $19,936,269 and $460,898 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 8.75%, and maturity dates ranging from 01/31/15 - 08/15/42, a total value of $20,397,168.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $19,936,269.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

22

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company
NYRS	New York Registry Shares

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Deutsche Bank Securities, Inc.	02/09/15	(3,249,740)	$(2,794,412)	$(2,646,217)	$148,195
British Pound	Westpac Banking Corp.	02/09/15	(1,714,829)	(2,677,868)	(2,671,988)	5,880
British Pound	Deutsche Bank Securities, Inc.	02/09/15	(684,229)	(1,068,123)	(1,066,143)	1,980
British Pound	Barclays Bank PLC	02/09/15	(877,344)	(1,385,140)	(1,367,047)	18,093
British Pound	Deutsche Bank Securities, Inc.	02/09/15	(3,000,496)	(4,779,397)	(4,675,270)	104,127
British Pound	HSBC Bank PLC	02/09/15	(698,362)	(1,093,564)	(1,088,163)	5,401
Canadian Dollar	Goldman Sachs International	02/09/15	(2,859,392)	(2,493,377)	(2,459,280)	34,097
Euro	HSBC Bank PLC	02/09/15	(1,589,400)	(1,990,813)	(1,923,961)	66,852
Euro	Morgan Stanley Co., Inc.	02/09/15	(3,082,388)	(3,760,976)	(3,731,215)	29,761
Euro	Goldman Sachs International	02/09/15	(1,600,000)	(1,986,922)	(1,936,792)	50,130
Euro	Deutsche Bank Securities, Inc.	02/09/15	(3,058,737)	(3,824,170)	(3,702,585)	121,585
Euro	Goldman Sachs International	02/09/15	(11,028,469)	(13,783,998)	(13,349,907)	434,091
Euro	BNP Paribas	02/09/15	(839,179)	(1,045,897)	(1,015,822)	30,075
Euro	BNP Paribas	02/09/15	(1,347,904)	(1,673,585)	(1,631,631)	41,954
Euro	Westpac Banking Corp.	02/09/15	(2,785,425)	(3,415,535)	(3,371,743)	43,792
Euro	Westpac Banking Corp.	02/09/15	(2,007,709)	(2,505,276)	(2,430,322)	74,954
Euro	Morgan Stanley Co., Inc.	02/09/15	(1,650,050)	(2,058,856)	(1,997,378)	61,478
Hong Kong Dollar	Citibank NA	02/09/15	(11,280,663)	(1,454,554)	(1,454,649)	(95)
Japanese Yen	HSBC Bank PLC	02/09/15	(689,346,601)	(6,019,459)	(5,756,843)	262,616
Japanese Yen	HSBC Bank PLC	02/09/15	(306,225,937)	(2,661,203)	(2,557,341)	103,862
Japanese Yen	HSBC Bank PLC	02/09/15	(375,174,496)	(3,130,148)	(3,133,142)	(2,994)
Japanese Yen	Societe Generale	02/09/15	(1,933,744,110)	(16,885,056)	(16,149,004)	736,052
Norwegian Krone	Societe Generale	02/09/15	(13,619,813)	(1,968,200)	(1,825,539)	142,661
Swiss Franc	Deutsche Bank Securities, Inc.	02/09/15	(2,766,075)	(2,860,361)	(2,783,836)	76,525
Swiss Franc	Goldman Sachs International	02/09/15	(1,280,255)	(1,329,306)	(1,288,475)	40,831

Total Short Contracts				$(88,646,196)	$(86,014,293)	$2,631,903

23

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	ANZ Banking Group Ltd.	02/09/15	3,359,298	$2,926,351	$2,735,428	$(190,923)
Australian Dollar	Royal Bank of Canada	02/09/15	33,687,462	28,835,459	27,431,222	(1,404,237)
British Pound	Royal Bank of Canada	02/09/15	3,476,294	5,527,828	5,416,642	(111,186)
British Pound	Barclays Bank PLC	02/09/15	1,349,760	2,135,223	2,103,150	(32,073)
British Pound	Citibank NA	02/09/15	1,122,560	1,762,407	1,749,134	(13,273)
British Pound	Goldman Sachs International	02/09/15	908,738	1,423,271	1,415,965	(7,306)
British Pound	UBS AG	02/09/15	976,347	1,528,148	1,521,311	(6,837)
British Pound	Morgan Stanley Co., Inc.	02/09/15	957,646	1,504,322	1,492,171	(12,151)
British Pound	Deutsche Bank Securities, Inc.	02/09/15	1,928,024	3,041,681	3,004,181	(37,500)
British Pound	HSBC Bank PLC	02/09/15	1,631,420	2,568,900	2,542,022	(26,878)
Euro	Societe Generale	02/09/15	1,752,972	2,181,413	2,121,964	(59,449)
Euro	State Street Bank and Trust Co.	02/09/15	861,469	1,071,666	1,042,803	(28,863)
Euro	HSBC Bank PLC	02/09/15	1,236,669	1,534,247	1,496,981	(37,266)
Euro	HSBC Bank PLC	02/09/15	2,024,895	2,524,807	2,451,125	(73,682)
Euro	Deutsche Bank Securities, Inc.	02/09/15	2,243,092	2,787,675	2,715,252	(72,423)
Euro	Morgan Stanley Co., Inc.	02/09/15	908,779	1,118,162	1,100,072	(18,090)
Euro	State Street Bank and Trust Co.	02/09/15	946,969	1,173,919	1,146,301	(27,618)
Euro	Goldman Sachs International	02/09/15	633,563	788,403	766,925	(21,478)
Euro	Goldman Sachs International	02/09/15	946,332	1,184,889	1,145,530	(39,359)
Euro	BNP Paribas	02/09/15	1,097,479	1,352,510	1,328,492	(24,018)
Hong Kong Dollar	Royal Bank of Canada	02/09/15	31,159,379	4,019,785	4,018,025	(1,760)
Japanese Yen	Credit Suisse International	02/09/15	258,943,987	2,249,527	2,162,482	(87,045)
Japanese Yen	Barclays Bank PLC	02/09/15	226,190,149	1,902,797	1,888,950	(13,847)
Singapore Dollar	State Street Bank and Trust Co.	02/09/15	10,398,074	8,028,161	7,842,769	(185,392)
Swedish Krona	State Street Bank and Trust Co.	02/09/15	42,124,777	5,713,570	5,404,352	(309,218)
Swiss Franc	HSBC Bank PLC	02/09/15	3,122,665	3,230,416	3,142,716	(87,700)
Swiss Franc	HSBC Bank PLC	02/09/15	1,231,220	1,280,559	1,239,125	(41,434)

Total Long Contracts				$93,396,096	$90,425,090	$(2,971,006)

At December 31, 2014, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date	Currency Received		Currency Delivered		Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Deutsche Bank Securities, Inc.	02/09/15	1,274,264	Euro	(1,882,241)	Australian Dollar	$1,532,682	$1,542,490	$9,808
Goldman Sachs International	02/09/15	158,847,976	Japanese Yen	(853,590)	British Pound	1,330,035	1,326,565	(3,470)
Royal Bank of Canada	02/09/15	120,743,900	Japanese Yen	(659,199)	British Pound	1,027,140	1,008,351	(18,789)
Toronto Dominion Bank	02/09/15	690,366	British Pound	(879,840)	Euro	1,065,041	1,075,705	10,664
Toronto Dominion Bank	02/09/15	4,196,201	British Pound	(6,330,368)	Swiss Franc	6,371,015	6,538,377	167,362
UBS AG	02/09/15	2,334,935	Euro	(2,805,284)	Swiss Franc	2,823,297	2,826,427	3,130

						$14,149,210	$14,317,915	$168,705

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager International Value Fund
Assets:
Investments, at value * (cost $1,034,497,689)	$1,036,488,462
Repurchase agreements, at value (cost $19,936,269)	19,936,269

Total Investments, at value (total cost $1,054,433,958)	1,056,424,731

Cash	10,798,122
Foreign currencies, at value (cost $1,842,166)	1,786,991
Dividends receivable	778,355
Security lending income receivable	37,535
Receivable for investments sold	728,162
Receivable for capital shares issued	6,440,555
Reclaims receivable	374,809
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,825,956
Prepaid expenses	1,735

Total Assets	1,080,196,951

Liabilities:
Payable for investments purchased	2,319,779
Payable for capital shares redeemed	187,440
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,996,354
Payable upon return of securities loaned (Note 2)	19,936,269
Accrued expenses and other payables:
Investment advisory fees	636,212
Fund administration fees	29,402
Distribution fees	13,957
Administrative servicing fees	17,690
Accounting and transfer agent fees	7,191
Custodian fees	2,703
Compliance program costs (Note 3)	841
Professional fees	35,561
Printing fees	16,516
Other	12,441

Total Liabilities	26,212,356

Net Assets	$1,053,984,595

Represented by:
Capital	$1,159,208,232
Accumulated undistributed net investment income	13,858,757
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(120,798,193)
Net unrealized appreciation/(depreciation) from investments	1,990,773
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(170,398)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(104,576)

Net Assets	$1,053,984,595

*	Includes value of securities on loan of $19,533,522 (Note 2)

25

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$36,695,627
Class II Shares	64,017,745
Class IV Shares	12,013,545
Class Y Shares	941,257,678

Total	$1,053,984,595

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,640,358
Class II Shares	6,394,329
Class IV Shares	1,191,664
Class Y Shares	93,347,853

Total	104,574,204

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.08
Class II Shares	$10.01
Class IV Shares	$10.08
Class Y Shares	$10.08

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$50,646,065
Income from securities lending (Note 2)	1,164,725
Interest income	10,467
Foreign tax withholding	(3,244,598)

Total Income	48,576,659

EXPENSES:
Investment advisory fees	7,717,392
Fund administration fees	344,128
Distribution fees Class II Shares	119,580
Distribution fees Class VI Shares (b)	55,902
Administrative servicing fees Class I Shares	41,506
Administrative servicing fees Class II Shares	71,748
Administrative servicing fees Class III Shares (a)	19,397
Administrative servicing fees Class IV Shares	20,589
Administrative servicing fees Class VI Shares (b)	33,541
Professional fees	84,393
Printing fees	30,184
Trustee fees	31,070
Custodian fees	43,445
Accounting and transfer agent fees	43,560
Compliance program costs (Note 3)	3,384
Other	25,239

Total expenses before earnings credit and fees waived	8,685,058

Earnings credit (Note 5)	(78)
Investment advisory fees waived (Note 3)	(174,032)

Net Expenses	8,510,948

NET INVESTMENT INCOME	40,065,711

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	44,476,933
Net realized losses from futures transactions (Note 2)	(695,394)
Net realized gains from forward and foreign currency transactions (Note 2)	967,177

Net realized gains from investments, futures, forward and foreign currency transactions	44,748,716

Net change in unrealized appreciation/(depreciation) from investments	(189,485,038)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,008,157
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(141,061)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(188,617,942)

Net realized/unrealized losses from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(143,869,226)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,803,515)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$40,065,711	$20,229,730
Net realized gains from investments, futures, forward and foreign currency transactions	44,748,716	50,058,783
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(188,617,942)	117,502,311

Change in net assets resulting from operations	(103,803,515)	187,790,824

Distributions to Shareholders From:
Net investment income:
Class I	(752,694)	(19,861)
Class II	(1,301,009)	(10,869)
Class III (a)	(963,115)	(874,358)
Class IV	(578,192)	(319,771)
Class VI (b)	(1,644,283)	(1,510,612)
Class Y	(39,975,583)	(20,173,288)

Change in net assets from shareholder distributions	(45,214,876)	(22,908,759)

Change in net assets from capital transactions	152,493,508	14,081,187

Change in net assets	3,475,117	178,963,252

Net Assets:
Beginning of year	1,050,509,478	871,546,226

End of year	$1,053,984,595	$1,050,509,478

Accumulated undistributed net investment income at end of year	$13,858,757	$16,449,228

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,704,213	$1,105,135
Proceeds from shares issued from class conversion	40,163,444	–
Dividends reinvested	752,694	19,861
Cost of shares redeemed	(5,340,839)	(383,507)

Total Class I Shares	39,279,512	741,489

Class II Shares
Proceeds from shares issued	9,575,473	371
Proceeds from shares issued from class conversion	70,279,302	–
Dividends reinvested	1,301,009	10,869
Cost of shares redeemed	(9,841,602)	(96,792)

Total Class II Shares	71,314,182	(85,552)

Class III Shares (a)
Proceeds from shares issued	539,633	2,106,300
Dividends reinvested	963,115	874,358
Cost of shares redeemed in class conversion	(40,163,444)	–
Cost of shares redeemed	(1,519,174)	(5,924,382)

Total Class III Shares	(40,179,870)	(2,943,724)

28

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$218,112	$124,930
Dividends reinvested	578,192	319,771
Cost of shares redeemed	(1,994,736)	(2,345,260)

Total Class IV Shares	(1,198,432)	(1,900,559)

Class VI Shares (b)
Proceeds from shares issued	1,713,128	7,313,503
Dividends reinvested	1,644,283	1,510,612
Cost of shares redeemed in class conversion	(70,279,302)	–
Cost of shares redeemed	(1,552,979)	(11,863,052)

Total Class VI Shares	(68,474,870)	(3,038,937)

Class Y Shares
Proceeds from shares issued	141,731,308	66,969,276
Dividends reinvested	39,975,583	20,173,288
Cost of shares redeemed	(29,953,905)	(65,834,094)

Total Class Y Shares	151,752,986	21,308,470

Change in net assets from capital transactions	$152,493,508	$14,081,187

SHARE TRANSACTIONS:
Class I Shares
Issued	338,690	97,074
Issued in class conversion	3,564,982	–
Reinvested	67,924	1,798
Redeemed	(479,641)	(34,699)

Total Class I Shares	3,491,955	64,173

Class II Shares
Issued	869,190	37
Issued in class conversion	6,269,564	–
Reinvested	118,252	989
Redeemed	(907,692)	(9,310)

Total Class II Shares	6,349,314	(8,284)

Class III Shares (a)
Issued	47,439	198,928
Reinvested	85,610	79,487
Redeemed in class conversion	(3,578,705)	–
Redeemed	(133,202)	(564,065)

Total Class III Shares	(3,578,858)	(285,650)

Class IV Shares
Issued	20,824	11,966
Reinvested	51,604	28,965
Redeemed	(177,812)	(224,724)

Total Class IV Shares	(105,384)	(183,793)

29

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS: (continued)
Class VI Shares (b)
Issued	151,452	715,185
Reinvested	147,337	138,334
Redeemed in class conversion	(6,313,722)	–
Redeemed	(138,037)	(1,139,475)

Total Class VI Shares	(6,152,970)	(285,956)

Class Y Shares
Issued	13,008,928	6,396,282
Reinvested	3,570,858	1,825,896
Redeemed	(2,643,576)	(6,188,487)

Total Class Y Shares	13,936,210	2,033,691

Total change in shares	13,940,267	1,334,181

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013 (c)	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	–	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%
Year Ended December 31, 2012 (c)	$8.37	0.27	1.18	1.45	(0.04)	(0.04)	–	$9.78	17.29%		$823,811	0.93%	2.97%	0.95%	68.36%
Year Ended December 31, 2011 (c)	$10.18	0.25	(1.87)	(1.62)	(0.19)	(0.19)	–	$8.37	(16.24%	)	$767,343	0.94%	2.56%	0.95%	53.15%
Year Ended December 31, 2010 (c)	$9.83	0.17	0.40	0.57	(0.22)	(0.22)	–	$10.18	6.19%		$1,162,118	0.99%	1.74%	0.99%	51.74%

Class II Shares
Year Ended December 31, 2014 (c)	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	–	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013 (c)	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	–	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012 (c)	$8.34	0.24	1.18	1.42	(0.01)	(0.01)	–	$9.75	17.05%		$519,568	1.18%	2.70%	1.20%	68.36%
Year Ended December 31, 2011 (c)	$10.13	0.23	(1.86)	(1.63)	(0.16)	(0.16)	–	$8.34	(16.41%	)	$562,055	1.19%	2.32%	1.20%	53.15%
Year Ended December 31, 2010 (c)	$9.79	0.14	0.40	0.54	(0.20)	(0.20)	–	$10.13	5.89%		$884,879	1.24%	1.52%	1.24%	51.74%

Class IV Shares
Year Ended December 31, 2014 (c)	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013 (c)	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	–	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%
Year Ended December 31, 2012 (c)	$8.37	0.27	1.17	1.44	(0.04)	(0.04)	–	$9.77	17.16%		$14,474,909	0.93%	3.00%	0.95%	68.36%
Year Ended December 31, 2011 (c)	$10.17	0.25	(1.86)	(1.61)	(0.19)	(0.19)	–	$8.37	(16.16%	)	$15,762,492	0.94%	2.55%	0.95%	53.15%
Year Ended December 31, 2010 (c)	$9.82	0.17	0.40	0.57	(0.22)	(0.22)	–	$10.17	6.19%		$23,937,112	0.99%	1.77%	0.99%	51.74%

Class Y Shares
Year Ended December 31, 2014 (c)	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	–	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013 (c)	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	–	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%
Year Ended December 31, 2012 (c)	$8.36	0.28	1.18	1.46	(0.05)	(0.05)	–	$9.77	17.49%		$755,742,787	0.78%	3.08%	0.80%	68.36%
Year Ended December 31, 2011 (c)	$10.17	0.24	(1.85)	(1.61)	(0.20)	(0.20)	–	$8.36	(16.10%	)	$599,252,325	0.80%	2.55%	0.81%	53.15%
Year Ended December 31, 2010 (c)	$9.82	0.17	0.41	0.58	(0.23)	(0.23)	–	$10.17	6.32%		$385,213,318	0.83%	1.75%	0.83%	51.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

31

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

32

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

33

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,974,574	$—	$3,974,574
Air Freight & Logistics	1,805	4,432,872	—	4,434,677
Airlines	5,007,073	8,506,152	—	13,513,225
Auto Components	—	4,502,002	—	4,502,002
Automobiles	—	64,810,088	—	64,810,088
Banks	24,549,456	185,122,089	21,223	209,692,768
Beverages	—	9,279,974	—	9,279,974
Building Products	—	10,246,334	—	10,246,334
Capital Markets	8,422,631	19,243,467	—	27,666,098
Chemicals	1,538,916	21,391,898	—	22,930,814
Commercial Services & Supplies	—	1,323,565	—	1,323,565
Communications Equipment	—	3,942,812	—	3,942,812
Construction & Engineering	—	2,477,514	—	2,477,514
Construction Materials	125,116	11,182,431	—	11,307,547
Containers & Packaging	—	332,088	—	332,088
Distributors	—	128,802	—	128,802
Diversified Financial Services	—	3,588,614	—	3,588,614
Diversified Telecommunication Services	31,185	33,899,311	—	33,930,496
Electric Utilities	13,307	11,721,296	—	11,734,603
Electrical Equipment	—	12,136,224	—	12,136,224
Electronic Equipment, Instruments & Components	—	15,376,485	—	15,376,485
Energy Equipment & Services	403,633	737,483	—	1,141,116
Food & Staples Retailing	836,695	16,573,822	—	17,410,517
Food Products	—	16,905,969	—	16,905,969
Health Care Providers & Services	768,022	1,328,734	—	2,096,756
Hotels, Restaurants & Leisure	473,205	15,163,988	—	15,637,193
Household Durables	—	22,479,589	—	22,479,589
Household Products	—	1,745,671	—	1,745,671
Independent Power and Renewable Electricity Producers	449,749	211,987	—	661,736
Industrial Conglomerates	553,784	6,900,116	—	7,453,900
Information Technology Services	3,000,340	—	—	3,000,340
Insurance	9,087,795	76,952,525	—	86,040,320
Leisure Products	—	684,580	—	684,580
Life Sciences Tools & Services	—	1,311,302	—	1,311,302
Machinery	—	2,438,502	—	2,438,502
Marine	—	5,231,795	—	5,231,795
Media	2,091,519	5,628,008	—	7,719,527
Metals & Mining	10,870,433	34,733,411	—	45,603,844
Multiline Retail	1,151,546	1,693,913	—	2,845,459
Multi-Utilities	—	27,909,366	—	27,909,366
Oil, Gas & Consumable Fuels	58,640,276	55,330,689	—	113,970,965
Paper & Forest Products	—	6,285,747	—	6,285,747
Personal Products	—	63,949	—	63,949
Pharmaceuticals	—	53,135,400	—	53,135,400
Professional Services	—	1,311,768	—	1,311,768
Real Estate Management & Development	46,984	27,128,785	—	27,175,769
Road & Rail	—	2,796,127	—	2,796,127
Semiconductors & Semiconductor Equipment	—	753,847	—	753,847

34

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Specialty Retail	—	1,650,079	—	1,650,079
Technology Hardware, Storage & Peripherals	616,279	16,473,374	—	17,089,653
Textiles, Apparel & Luxury Goods	—	5,652,132	—	5,652,132
Thrifts & Mortgage Finance	165,516	—	—	165,516
Tobacco	—	8,137,624	—	8,137,624
Trading Companies & Distributors	—	23,650,292	—	23,650,292
Transportation Infrastructure	550,740	726,400	—	1,277,140
Wireless Telecommunication Services	7,280,192	26,155,188	—	33,435,380
Total Common Stocks	$136,676,197	$895,500,754	$21,223	$1,032,198,174
Forward Foreign Currency Contracts	—	2,825,956	—	2,825,956
Preferred Stock	—	4,032,064	—	4,032,064
Repurchase Agreements	—	19,936,269	—	19,936,269
Rights	258,224	—	—	258,224
Total Assets	$136,934,421	$922,295,043	$21,223	$1,059,250,687

Liabilities:
Forward Foreign Currency Contracts	—	(2,996,354)	—	(2,996,354)
Total Liabilities	$—	$(2,996,354)	$—	$(2,996,354)
Total	$136,934,421	$919,298,689	$21,223	$1,056,254,333

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/13	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(229,980)	(229,980)
Purchases*	181,673	181,673
Sales	—	—
Transfers Into Level 3	69,530	69,530
Transfers Out of Level 3	—	—
Balance as of 12/31/14	$21,223	$21,223

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

35

Notes to Financial Statements (Continued)

December 31, 2014

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investment and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At December 31, 2014, the Fund had no open futures contracts.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency

36

Notes to Financial Statements (Continued)

December 31, 2014

at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$2,825,956
Total		$2,825,956
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(2,996,354)
Total		$(2,996,354)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,228,680
Futures Contracts
Equity risk	(695,394)
Total	$533,286

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$1,008,157
Total	$1,008,157

During the year ended December 31, 2014, the Subadviser utilized futures contracts to gain exposure to the value of equities.

37

Notes to Financial Statements (Continued)

December 31, 2014

For the year ended December 31, 2014, the average amounts of outstanding derivative financial instruments were as follows:

Futures Contracts:	Total
Average Notional Balance Long(a)	$7,419,778

(a)	The Fund entered into futures contracts from June through August 2014 and September through December 2014.

The Subadviser utilizes forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The number of forward foreign currency contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$2,825,956	$—	$2,825,956
Total	$2,825,956	$—	$2,825,956

Amounts designated as “—” are zero.

38

Notes to Financial Statements (Continued)

December 31, 2014

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$18,093	$(18,093)	$—	$—
BNP Paribas	72,029	(24,018)	—	48,011
Deutsche Bank Securities, Inc.	462,220	(109,923)	—	352,297
Goldman Sachs International	559,149	(71,613)	—	487,536
HSBC Bank PLC	438,731	(269,954)	—	168,777
Morgan Stanley Co., Inc.	91,239	(30,241)	—	60,998
Societe Generale	878,713	(59,449)	—	819,264
Toronto Dominion Bank	178,026	—	—	178,026
UBS AG	3,130	(3,130)	—	—
Westpac Banking Corp.	124,626	—	—	124,626
Total	$2,825,956	$(586,421)	$—	$2,239,535

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(2,996,354)	$—	$(2,996,354)
Total	$(2,996,354)	$—	$(2,996,354)

Amounts designated as “—” are zero.

39

Notes to Financial Statements (Continued)

December 31, 2014

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
ANZ Banking Group Ltd.	$(190,923)	$—	$—	$(190,923)
Barclays Bank PLC	(45,920)	18,093	—	(27,827)
BNP Paribas	(24,018)	24,018	—	—
Citibank NA	(13,368)	—	—	(13,368)
Credit Suisse International	(87,045)	—	—	(87,045)
Deutsche Bank Securities, Inc.	(109,923)	109,923	—	—
Goldman Sachs International	(71,613)	71,613	—	—
HSBC Bank PLC	(269,954)	269,954	—	—
Morgan Stanley Co., Inc	(30,241)	30,241	—	—
Royal Bank of Canada	(1,535,972)	—	—	(1,535,972)
Societe Generale	(59,449)	59,449	—	—
State Street Bank and Trust Co.	(551,091)	—	—	(551,091)
UBS AG	(6,837)	3,130	—	(3,707)
Total	$(2,996,354)	$586,421	$—	$(2,409,933)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement

40

Notes to Financial Statements (Continued)

December 31, 2014

securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 4.00%, maturing 11/20/21 — 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 7.00%, maturing 8/20/18 — 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$9,936,269	$—	$9,936,269	$(9,936,269)	$—
Goldman Sachs & Co.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$19,936,269	$—	$19,936,269	$(19,936,269)	$—
Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

41

Notes to Financial Statements (Continued)

December 31, 2014

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, futures, forward and foreign currency transactions
$—	$2,558,694	$(2,558,694)

Amount designated as “—” is zero or has been rounded to zero.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

42

Notes to Financial Statements (Continued)

December 31, 2014

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management Inc.
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.72%, and after voluntary fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $174,032, for which NFA shall not be entitled to later seek recoupment.

43

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $344,128 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,384.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $186,781 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively. For the period from January 1, 2014 through April 25, 2015, the effective rate for administrative services fees that NFS earned was 0.15% for Class III and Class VI shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply

44

Notes to Financial Statements (Continued)

December 31, 2014

to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,682 and $5,599, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $560,191,721 and sales of $416,789,862 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

45

Notes to Financial Statements (Continued)

December 31, 2014

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $3,967 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$45,214,876	$—	$45,214,876	$—	$45,214,876

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,908,759	$—	$22,908,759	$—	$22,908,759

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$14,614,722	$—	$14,614,722	$(112,131,087)	$(7,707,272)	$(105,223,637)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

46

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,063,842,665	$99,043,038	$(106,460,972)	$(7,417,934)

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$111,992,999	2017
138,088	2018

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $40,116,774 and are no longer eligible to offset future capital gains, if any.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

48

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.04%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2014, the foreign source income for the Fund was $50,586,689 or $0.4837 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $1,418,999 or $0.0136 per outstanding share.

49

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

50

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

51

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

52

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

53

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

54

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

55

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

56

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

57

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

58

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

59

Annual Report

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund

AR-MM-LCG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Growth Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Large Cap Growth Fund (Class Y) returned 10.56% versus 13.05% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 219 funds as of December 31, 2014) was 9.68% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised b: Massachusetts Financial Services Company: Pyramis Global Advisors, LLC: and Winslow Capital Management, LLC.

The following commentary is provided by Massachusetts Financial Services Company

Market Environment

Early in the reporting period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly installed U.S. Federal Reserve Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (ECB) cut policy interest rates into negative territory and, by the end of the reporting period, expectations were for additional rate cuts and the announcement of nonconventional easing measures. Similarly, the Bank of Japan surprised markets late in the reporting period with fresh stimulus measures, given lackluster growth trends. The related decline in developed-market government bond yields and credit spreads also were supportive for equity markets. At the end of the reporting period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. Credit markets, however, did not fare as well in the second half of 2014, particularly U.S. high-yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter of 2014.

Detractors from Performance

Stock selection within the Fund in the health care sector held back performance relative to the Russell 1000 Growth Index during the reporting period. Not holding stand-out-performing eye and skin care products maker Allergan, Inc. in the Fund dampened relative Fund performance as the stock outperformed the benchmark during the reporting period.

Stock selection within the Fund in the special products and services sector also hurt relative Fund performance during the reporting period. An overweight position in the Fund in shares of online travel company TripAdvisor, Inc. held back relative Fund performance as the stock turned in weak performance for the period.

Elsewhere, the timing of the Fund’s ownership in shares of energy exploration and production company EOG Resources, Inc. weighed on relative Fund performance during the reporting period. Overweight positions in the Fund in independent oil and gas company Cabot Oil & Gas Corp. and multinational retailer Best Buy Co.,

4

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Growth Fund

Inc. as well as Fund holdings of software and services provider for the process industries Aspen Technology, Inc.(b), tooling and industrial materials supplier Kennametal Inc.(b), data management software company CommVault Systems, Inc.(b)(h) and automotive company General Motors Corp.(b)(h) were among the Fund’s top relative detractors from Fund performance for the reporting period. An underweight position in the Fund in computer and personal electronics maker Apple Inc. also dampened relative Fund results as the stock outpaced the benchmark during the reporting period.

Contributors to Performance

Stock selection within the Fund in the retailing sector contributed to relative Fund performance for the reporting period. An underweight position in the Fund in poor-performing internet retailer Amazon.com, Inc. and overweight positions in strong-performing retailer The Kroger Co., drugstore retailer CVS Health Corp. and off-price retail apparel and home accessories stores operator Ross Stores, Inc. bolstered relative Fund results during the reporting period.

Security selection within the Fund in the leisure sector further aided relative Fund performance for the reporting period. Fund holdings of cruise line operator Royal Caribbean Cruises Ltd.(b) positively affected relative Fund returns as the stock outpaced the benchmark during the reporting period.

Other individual stocks within the Fund that contributed to relative Fund performance during the reporting period included overweight positions in analog semiconductor devices developer Avago Technologies Ltd., social networking service provider Facebook, Inc. and defense contractor Lockheed Martin Corp. An underweight position in the Fund in weak-performing diversified technology products and services company International Business Machines (IBM) and Fund holdings of communications company Frontier Communications Corp.(b) also benefited relative Fund results during the reporting period.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the Fund at period end.

Portfolio Manager:

Matthew W. Krummell

The following commentary is provided by Pyramis Global Advisors, LLC

For the 12-month period, the Fund underperformed the benchmark. The Fund’s positions in health care and industrials were the largest sector detractors from relative Fund performance, while the Fund’s position in the consumer discretionary sector was the top contributor to relative Fund performance during the reporting period.

In the health care sector, the Fund did not own Botox-maker Allergan; this lack of exposure was among the largest detractors from Fund performance during the reporting period. Allergan’s shares rose sharply on news that Actavis plc had agreed to acquire the company for $66 billion. In the industrials sector, the Fund’s overweight in airline operator Copa Holdings S.A. was among the largest detractors from Fund performance. Despite reporting solid quarterly results during the period, Copa Holdings declined as the company lowered its full-year guidance due to reductions in capacity in Venezuela. Among individual Fund holdings, the Fund’s overweight in mining company Freeport-McMoRan was among the largest detractors from Fund performance. Despite reporting solid results during the period, Freeport-McMoRan declined on the heels of broad weakness in copper and oil prices.

In the consumer discretionary sector, the Fund’s underweight in e-commerce company Amazon.com was among the largest contributors to Fund performance. Amazon.com’s shares declined as the company reported mixed quarterly earnings during the period as revenue growth was offset by higher costs, which caused the company’s margins to contract. Among individual holdings, the Fund’s overweight in iPhone and iPad maker Apple and the Fund’s underweight in software and services company IBM were among the largest contributors to Fund performance. Apple’s shares rose as the company reported solid quarterly results during the period, driven by strong iPhone sales. Apple also

5

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Growth Fund

announced that it is increasing its share buyback by $30 billion. IBM shares declined as the company posted disappointing quarterly results during the period, driven largely by weaker-than-expected revenue. The company also withdrew its previously released 2015 earnings forecast, citing a marked slowdown in business.

Outlook

While the economic recovery has been slow, we believe that it is now gaining traction, and we expect to see a more normalized growth environment in the future. While we continue to see some value in the market, broadly speaking it has become more fully valued. We continue to expect that a more-normalized interest rate environment will lead to a more-rational backdrop as it relates to security performance in the growth space. Given the current environment, we have moved to a more balanced view and have positioned the Fund accordingly. As always, we continue to seek investment opportunities where future free cash flow growth is underappreciated by the market.

Portfolio Managers:

Stephen Balter, CFA:and Christopher Galizio, CFA

The following commentary is provided by Winslow Capital Management, LLC

Market

In 2014, the S&P 500® Index generated its sixth consecutive year of positive total returns. The S&P 500 Index also outperformed the international equity markets index (the MSCI EAFE® Index) by a remarkable 18%. On an annualized basis during the past five years, U.S. equities have returned 15.5% versus 5.8% for the international markets.

The equity markets for 2014 also were remarkably consistent with our expectations. In our letter to you following 2013, we indicated that despite exceptionally strong absolute and relative returns for that year, we believed that U.S. equity markets remained attractively valued and compelling relative to their international counterparts. The key surprise for 2014 was the collapse of inflation expectations, first manifesting itself in the decline of developed-nation bond yields and then in the halving of the price of oil from its peak this year.

Also unexpectedly, active equity management was challenged. Absolute returns remained compelling, but the vast majority of active managers underperformed their benchmarks. There were two primary reasons for the lagging relative performance. In the spring of 2014, the markets sold high-growth stocks irrespective of fundamentals. This type of disconnection will always present a short-term challenge for fundamentally focused managers. The spring period was followed by one in which the dispersion narrowed to nearly its lowest level seen in the past 25 years. Said another way, better earnings did not distinguish stock performance. Ultimately, stock prices are a discounting mechanism for future earnings and cash flow. Thus, longer-term earnings growth differentials will be reflected in stock prices. The key for active managers such as Winslow Capital Management is to get the earnings right and then be patient with the market. The vast majority of the Fund’s holdings exceeded consensus estimates for the year.

Performance

Fund performance for the year as a whole continued to reflect the market dislocation for the six-week period ended April 30, 2014. Since that period, the Fund’s relative performance has improved in an almost linear pattern, partially reflecting the strong underlying fundamentals of the Fund’s holdings. The full benefit of these fundamentals, however, was masked by the very narrow market, with dispersion of returns for the top 10% and the bottom 10% near the lowest levels since 1990. The average spread for this period has historically been 123%. At year-end it was 84%.

Attribution

The best-performing sector for 2014 was industrials, driven by stock selection: Union Pacific Corp., which returned 44%, and Delta Air Lines, with a return of 81%. Precision Castparts Corp., which registered -11% for the year, detracted from Fund performance with reported quarterly results choppy versus expectations. Our

6

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Growth Fund

research, however, indicates that the company is well positioned to grow earnings in the mid-teens through at least 2018 with a combination of increasing commercial aircraft production, continued content gains on both in-production and new airplanes, and attractive merger-and-acquisition opportunities.

The Fund’s strong stock selection in telecommunications services and financials also contributed to Fund performance. Both benefited from cellular tower performance: SBA Communications Corp., with a return of 23% for the reporting period, classified as a telecommunications sector holding, and American Tower Corp., with a return of 26%, classified as a REIT. The Fund’s not owning Verizon Communications Inc., which registered -1%, also was additive to the telecommunications sector’s relative performance as we anticipated the negative impact of the cellular service price war.

After an outstanding 2013, consumer discretionary was the most challenged sector for 2014. Amazon.com registered -22% and Netflix registered -27%; these were the largest detractors from Fund performance for the year. Amazon.com has been trimmed but remains a Fund holding. The company’s revenue growth of about 25% is exceptional, but profitability has been elusive in recent years. Certain Fund investments, such as those in Web services and fulfillment centers, have generated solid returns while Fund investments in international markets have thus far brought uninspiring results. Amazon.com’s management has a long-term focus, and we expect more-disciplined spending patterns from the company in 2015, leading to the potential for better earnings growth.

Portfolio Managers:

Patrick M. Burton; Justin H. Kelly, CFA; and Clark J. Winslow

The Fund did not hold derivatives during the period.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The NVIT Multi-Manager Large Cap Growth Fund (Class Y) returned 10.56%, underperforming the benchmark by 2.49% and outperforming the Lipper peer category median by 0.88% during the reporting period

•

For Massachusetts Financial Services Company, the Fund’s stock selection in the retailing sector contributed to relative Fund performance, while the Fund’s stock selection in the health care sector held back Fund performance during the reporting period

•

For Pyramis Global Advisors, LLC, negative stock selection within the Fund in the health care, information technology and energy sectors detracted the most from relative Fund performance, while the Fund’s underweight positioning in the telecommunications services sector contributed to relative Fund performance during the reporting period

•

For Winslow Capital Management, LLC, the best-performing sector for the Fund for 2014 was industrials, driven by the Fund’s stock selection, while consumer discretionary was the most challenged sector in terms of Fund performance for the year

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	1.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Industries†††

Internet Software & Services	9.2%
Biotechnology	7.1%
Technology Hardware, Storage & Peripherals	7.1%
Software	5.9%
Information Technology Services	4.9%
Media	4.8%
Specialty Retail	4.3%
Chemicals	3.8%
Aerospace & Defense	3.7%
Hotels, Restaurants & Leisure	3.5%
Other Industries*	45.7%
100.0%

Top Holdings†††

Apple, Inc.	6.4%
Gilead Sciences, Inc.	2.3%
Google, Inc., Class A	2.1%
Google, Inc., Class C	2.1%
CVS Health Corp.	1.9%
Visa, Inc., Class A	1.8%
Union Pacific Corp.	1.7%
Oracle Corp.	1.6%
Facebook, Inc., Class A	1.5%
QUALCOMM, Inc.	1.5%
Other Holdings*	77.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	10.44%	14.19%	8.18%
Class II	10.15%	13.93%	7.93%
Class Y	10.56%	14.37%	8.35%
Russell 1000® Growth Index	13.05%	15.81%	10.52%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.84%
Class II	1.09%
Class Y	0.69%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund since inception through 12/31/14 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,057.70	4.15	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(a)	1,000.00	1,056.20	5.44	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Class Y Shares	Actual	(a)	1,000.00	1,058.20	3.37	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 3.7%
Honeywell International, Inc.	203,050	$20,288,756
Lockheed Martin Corp.	15,496	2,984,065
Precision Castparts Corp.	56,818	13,686,320
Triumph Group, Inc.	37,380	2,512,683
United Technologies Corp.	193,981	22,307,815

		61,779,639

Air Freight & Logistics 1.8%
FedEx Corp.	48,380	8,401,671
United Parcel Service, Inc., Class B	193,620	21,524,735

		29,926,406

Airlines 1.3%
Copa Holdings SA, Class A (a)	74,546	7,725,948
Delta Air Lines, Inc.	294,497	14,486,307

		22,212,255

Auto Components 0.8%
Lear Corp.	34,419	3,375,816
TRW Automotive Holdings Corp.*	90,670	9,325,409

		12,701,225

Automobiles 0.6%
General Motors Co.	129,500	4,520,845
Tesla Motors, Inc.* (a)	20,800	4,626,128

		9,146,973

Banks 1.0%
JPMorgan Chase & Co.	273,360	17,106,869

Beverages 1.5%
Coca-Cola Co. (The)	93,688	3,955,507
PepsiCo, Inc.	215,832	20,409,074

		24,364,581

Biotechnology 7.1%
Alexion Pharmaceuticals, Inc.*	97,017	17,951,056
Amgen, Inc.	53,900	8,585,731
Biogen Idec, Inc.*	61,538	20,889,074
BioMarin Pharmaceutical, Inc.*	82,190	7,429,976
Celgene Corp.*	190,984	21,363,470
Gilead Sciences, Inc.*	396,121	37,338,365
Vertex Pharmaceuticals, Inc.*	33,100	3,932,280

		117,489,952

Capital Markets 0.8%
BlackRock, Inc.	17,170	6,139,305
Morgan Stanley	182,700	7,088,760

		13,228,065

Chemicals 3.8%
Ashland, Inc.	143,790	17,220,291
Dow Chemical Co. (The)	107,526	4,904,261

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Ecolab, Inc.	51,700	$5,403,684
FMC Corp.	52,710	3,006,051
LyondellBasell Industries NV, Class A	82,448	6,545,547
Monsanto Co.	108,500	12,962,495
PPG Industries, Inc.	44,188	10,214,056
Sherwin-Williams Co. (The)	8,177	2,150,878

		62,407,263

Communications Equipment 1.7%
Cisco Systems, Inc.	108,830	3,027,107
QUALCOMM, Inc.	332,507	24,715,245

		27,742,352

Construction Materials 0.2%
Eagle Materials, Inc.	37,298	2,835,767

Consumer Finance 1.7%
American Express Co.	77,200	7,182,688
Capital One Financial Corp.	179,370	14,806,994
Discover Financial Services	99,605	6,523,131

		28,512,813

Containers & Packaging 0.1%
Packaging Corp. of America	23,425	1,828,321

Diversified Telecommunication Services 0.9%
Frontier Communications Corp. (a)	354,100	2,361,847
Verizon Communications, Inc.	259,268	12,128,557

		14,490,404

Electrical Equipment 0.2%
Eaton Corp. PLC	45,887	3,118,480

Electronic Equipment, Instruments & Components 0.2%
Keysight Technologies, Inc.*	81,225	2,742,968

Energy Equipment & Services 1.0%
Cameron International Corp.*	162,751	8,129,412
Halliburton Co.	98,600	3,877,938
Schlumberger Ltd.	52,389	4,474,545

		16,481,895

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	40,700	5,769,225
CVS Health Corp.	321,032	30,918,592
Kroger Co. (The)	92,015	5,908,283
Whole Foods Market, Inc.	119,800	6,040,316

		48,636,416

Food Products 2.2%
Archer-Daniels-Midland Co.	85,445	4,443,140
General Mills, Inc.	121,050	6,455,596
Kellogg Co.	117,490	7,688,546
Kraft Foods Group, Inc.	61,056	3,825,769

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Mondelez International, Inc., Class A	266,982	$9,698,121
Tyson Foods, Inc., Class A	125,809	5,043,683

		37,154,855

Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	88,840	6,511,084
Cooper Cos., Inc. (The)	16,970	2,750,667
Medtronic, Inc.	147,380	10,640,836

		19,902,587

Health Care Providers & Services 3.5%
Anthem, Inc.	17,337	2,178,741
Centene Corp.*	19,816	2,057,892
Envision Healthcare Holdings, Inc.*	132,500	4,596,425
Express Scripts Holding Co.*	193,880	16,415,819
HCA Holdings, Inc.*	34,296	2,516,983
McKesson Corp.	98,607	20,468,841
UnitedHealth Group, Inc.	96,200	9,724,858

		57,959,559

Health Care Technology 0.4%
Cerner Corp.*	104,100	6,731,106

Hotels, Restaurants & Leisure 3.5%
Chipotle Mexican Grill, Inc.*	9,530	6,523,380
Hilton Worldwide Holdings, Inc.*	364,100	9,499,369
McDonald’s Corp.	171,869	16,104,125
MGM Resorts International*	141,480	3,024,843
Royal Caribbean Cruises Ltd.	88,959	7,332,890
Starbucks Corp.	117,800	9,665,490
Yum! Brands, Inc.	88,529	6,449,338

		58,599,435

Household Durables 0.2%
PulteGroup, Inc.	167,548	3,595,580

Household Products 0.3%
Colgate-Palmolive Co.	75,740	5,240,451

Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)	217,559	2,995,787

Industrial Conglomerates 0.6%
Danaher Corp.	72,250	6,192,548
Roper Industries, Inc.	23,203	3,627,789

		9,820,337

Information Technology Services 4.9%
Accenture PLC, Class A	67,195	6,001,186
Cognizant Technology Solutions Corp., Class A*	264,552	13,931,308
Fidelity National Information Services, Inc.	180,354	11,218,019

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
FleetCor Technologies, Inc.*	49,110	$7,303,148
International Business Machines Corp.	13,894	2,229,153
MasterCard, Inc., Class A	128,000	11,028,480
Visa, Inc., Class A	113,101	29,655,082

		81,366,376

Insurance 0.5%
MetLife, Inc.	38,621	2,089,010
Prudential Financial, Inc.	72,015	6,514,477

		8,603,487

Internet & Catalog Retail 2.4%
Amazon.com, Inc.*	28,822	8,944,908
Expedia, Inc.	41,190	3,515,978
Priceline Group, Inc. (The)*	18,625	21,236,411
TripAdvisor, Inc.*	78,809	5,883,880

		39,581,177

Internet Software & Services 9.2%
Alibaba Group Holding Ltd., ADR-CN* (a)	76,000	7,899,440
Baidu, Inc., ADR-CN*	41,570	9,476,713
CoStar Group, Inc.*	27,350	5,022,280
eBay, Inc.*	300,780	16,879,774
Facebook, Inc., Class A*	324,496	25,317,178
Google, Inc., Class A*	65,323	34,664,303
Google, Inc., Class C*	65,507	34,482,885
IAC/InterActiveCorp.	64,310	3,909,405
LendingClub Corp.*	18,000	455,400
LinkedIn Corp., Class A*	46,300	10,635,573
Twitter, Inc.*	80,000	2,869,600

		151,612,551

Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	166,490	6,816,101
Illumina, Inc.*	35,587	6,568,648
Thermo Fisher Scientific, Inc.	39,882	4,996,816

		18,381,565

Machinery 0.8%
Caterpillar, Inc.	39,740	3,637,402
Cummins, Inc.	44,556	6,423,638
Kennametal, Inc.	69,540	2,488,837

		12,549,877

Media 4.8%
Cinemark Holdings, Inc.	73,421	2,612,319
Comcast Corp., Class A	292,072	16,943,097
Liberty Global PLC, Series C*	204,000	9,855,240
Omnicom Group, Inc.	106,900	8,281,543
Time Warner Cable, Inc.	45,391	6,902,155
Twenty-First Century Fox, Inc., Class A(a)	347,030	13,327,687

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Viacom, Inc., Class B	172,910	$13,011,478
Walt Disney Co. (The)	81,700	7,695,323

		78,628,842

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	202,460	4,729,466

Multiline Retail 0.8%
Dollar General Corp.*	85,500	6,044,850
Macy’s, Inc.	98,405	6,470,129

		12,514,979

Oil, Gas & Consumable Fuels 2.1%
Apache Corp.	143,370	8,984,998
Cabot Oil & Gas Corp.	138,578	4,103,294
EOG Resources, Inc.	69,856	6,431,642
Marathon Petroleum Corp.	82,911	7,483,547
Occidental Petroleum Corp.	86,800	6,996,948

		34,000,429

Pharmaceuticals 2.5%
AbbVie, Inc.	100,600	6,583,264
Bristol-Myers Squibb Co.	152,347	8,993,043
Endo International PLC* (a)	72,498	5,228,556
Merck & Co., Inc.	196,710	11,171,161
Pfizer, Inc.	159,977	4,983,284
Zoetis, Inc.	116,600	5,017,298

		41,976,606

Professional Services 0.4%
Nielsen NV	138,600	6,199,578

Real Estate Investment Trusts (REITs) 1.3%
American Tower Corp.	157,185	15,537,737
Iron Mountain, Inc.	144,587	5,589,734

		21,127,471

Road & Rail 1.7%
Union Pacific Corp.	237,068	28,241,911

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	309,500	7,712,740
ARM Holdings PLC, ADR-UK(a)	127,100	5,884,730
Avago Technologies Ltd.	80,162	8,063,496
Broadcom Corp., Class A	164,475	7,126,702
Texas Instruments, Inc.	107,900	5,768,873

		34,556,541

Software 5.9%
Activision Blizzard, Inc.	285,850	5,759,878
Adobe Systems, Inc.*	110,100	8,004,270
Aspen Technology, Inc.*	137,988	4,832,340
Citrix Systems, Inc.*	97,989	6,251,698

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Electronic Arts, Inc.*	154,019	$7,241,203
Microsoft Corp.	149,756	6,956,166
Oracle Corp.	599,995	26,981,775
PTC, Inc.*	63,992	2,345,307
salesforce.com, Inc.*	130,800	7,757,748
ServiceNow, Inc.*	78,100	5,299,085
SolarWinds, Inc.*	161,070	8,026,118
Splunk, Inc.*	47,800	2,817,810
Workday, Inc., Class A*	66,500	5,427,065

		97,700,463

Specialty Retail 4.3%
AutoZone, Inc.*	11,553	7,152,578
Bed Bath & Beyond, Inc.*	94,934	7,231,123
Best Buy Co., Inc.	151,863	5,919,620
Home Depot, Inc. (The)	198,100	20,794,557
Ross Stores, Inc.	80,045	7,545,042
TJX Cos., Inc. (The)	239,070	16,395,420
Ulta Salon Cosmetics & Fragrance, Inc.*	52,800	6,749,952

		71,788,292

Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	962,199	106,207,525
NCR Corp.*	225,500	6,571,070
Western Digital Corp.	34,774	3,849,482

		116,628,077

Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc., Class B	158,733	15,262,178
Under Armour, Inc., Class A* (a)	41,100	2,790,690

		18,052,868

Tobacco 1.8%
Lorillard, Inc.	100,092	6,299,791
Philip Morris International, Inc.	283,716	23,108,668

		29,408,459

Wireless Telecommunication Services 0.5%
SBA Communications Corp., Class A*	82,200	9,104,472

Total Common Stocks (cost $1,209,538,627)		1,635,505,828

Repurchase Agreements 1.0%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $7,859,974, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $8,017,168. (b)(c)	$7,859,939	7,859,939

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $8,000,036, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $8,160,000. (b)(c)	$8,000,000	$8,000,000

Total Repurchase Agreements (cost $15,859,939)		15,859,939

Total Investments (cost $1,225,398,566) (d) — 100.0%		1,651,365,767
Liabilities in excess of other assets — 0.0%†		(514,327)

NET ASSETS — 100.0%		$1,650,851,440

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $18,227,335 which was collateralized by a repurchase agreement with a value of $15,859,939 and $2,840,601 of collateral in the form of U.S. Government Treasury Securities, interest rate ranging from 0.00% - 4.75%, and maturity dates ranging from 01/08/15 - 08/15/43 a total value of $18,700,540.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $15,859,939.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CN	China

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company
REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investments, at value *(cost $1,209,538,627)	$1,635,505,828
Repurchase agreements, at value (cost $15,859,939)	15,859,939

Total Investments, at value (total cost $1,225,398,566)	1,651,365,767

Cash	15,379,108
Dividends receivable	1,450,482
Security lending income receivable	3,828
Receivable for investments sold	1,449,509
Receivable for capital shares issued	430,174
Prepaid expenses	2,587

Total Assets	1,670,081,455

Liabilities:
Payable for investments purchased	1,955,793
Payable for capital shares redeemed	426,163
Payable upon return of securities loaned (Note 2)	15,859,939
Accrued expenses and other payables:
Investment advisory fees	843,889
Fund administration fees	42,328
Distribution fees	27,446
Administrative servicing fees	24,751
Accounting and transfer agent fees	684
Custodian fees	4,703
Compliance program costs (Note 3)	1,314
Professional fees	27,514
Printing fees	13,462
Other	2,029

Total Liabilities	19,230,015

Net Assets	$1,650,851,440

Represented by:
Capital	$1,088,107,294
Accumulated undistributed net investment income	567,942
Accumulated net realized gains from investments	136,209,003
Net unrealized appreciation/(depreciation) from investments	425,967,201

Net Assets	$1,650,851,440

*	Includes value of securities on loan of $18,227,335 (Note 2)

16

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$65,263,005
Class II Shares	129,123,556
Class Y Shares	1,456,464,879

Total	$1,650,851,440

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,859,918
Class II Shares	9,672,750
Class Y Shares	108,195,319

Total	122,727,987

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.43
Class II Shares	$13.35
Class Y Shares	$13.46

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$20,994,290
Income from securities lending (Note 2)	44,247
Interest income	8,761
Foreign tax withholding	(15,889)

Total Income	21,031,409

EXPENSES:
Investment advisory fees	9,977,397
Fund administration fees	480,693
Distribution fees Class II Shares	318,202
Administrative servicing fees Class I Shares	94,561
Administrative servicing fees Class II Shares	190,922
Professional fees	81,660
Printing fees	10,536
Trustee fees	46,227
Custodian fees	59,697
Accounting and transfer agent fees	558
Compliance program costs (Note 3)	5,024
Other	35,152

Total expenses before earnings credit and fees waived	11,300,629

Earnings credit (Note 4)	(78)
Investment advisory fees waived (Note 3)	(458,380)

Net Expenses	10,842,171

NET INVESTMENT INCOME	10,189,238

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	139,283,941
Net change in unrealized appreciation/(depreciation) from investments	12,226,441

Net realized/unrealized gains from investments	151,510,382

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$161,699,620

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$10,189,238	$10,362,664
Net realized gains from investments	139,283,941	114,780,888
Net change in unrealized appreciation/(depreciation) from investments	12,226,441	283,035,596

Change in net assets resulting from operations	161,699,620	408,179,148

Distributions to Shareholders From:
Net investment income:
Class I	(315,018)	(453,564)
Class II	(305,403)	(605,148)
Class Y	(9,069,081)	(10,913,120)
Net realized gains:
Class I	(4,422,281)	(4,054,805)
Class II	(9,152,095)	(8,536,678)
Class Y	(100,217,707)	(83,718,274)

Change in net assets from shareholder distributions	(123,481,585)	(108,281,589)

Change in net assets from capital transactions	72,886,424	46,131,809

Change in net assets	111,104,459	346,029,368

Net Assets:
Beginning of year	1,539,746,981	1,193,717,613

End of year	$1,650,851,440	$1,539,746,981

Accumulated undistributed net investment income at end of year	$567,942	$446,418

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,663,889	$9,018,170
Dividends reinvested	4,737,299	4,508,369
Cost of shares redeemed	(15,997,649)	(15,745,214)

Total Class I Shares	(2,596,461)	(2,218,675)

Class II Shares
Proceeds from shares issued	9,248,821	6,909,797
Dividends reinvested	9,457,498	9,141,826
Cost of shares redeemed	(22,983,470)	(19,831,245)

Total Class II Shares	(4,277,151)	(3,779,622)

Class Y Shares
Proceeds from shares issued	119,353,033	60,527,571
Dividends reinvested	109,286,788	94,631,394
Cost of shares redeemed	(148,879,785)	(103,028,859)

Total Class Y Shares	79,760,036	52,130,106

Change in net assets from capital transactions	$72,886,424	$46,131,809

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	651,960	737,379
Reinvested	360,800	376,197
Redeemed	(1,210,339)	(1,333,858)

Total Class I Shares	(197,579)	(220,282)

Class II Shares
Issued	697,780	590,872
Reinvested	725,772	770,039
Redeemed	(1,741,791)	(1,674,086)

Total Class II Shares	(318,239)	(313,175)

Class Y Shares
Issued	8,982,946	5,021,472
Reinvested	8,292,904	7,870,135
Redeemed	(11,067,711)	(8,457,019)

Total Class Y Shares	6,208,139	4,434,588

Total change in shares	5,692,321	3,901,131

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	–	(1.05)	$13.43	10.44%		$65,263,005	0.80%	0.53%		0.83%	43.01%
Year Ended December 31, 2013 (c)	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	–	(0.96)	$13.14	34.74%		$66,446,033	0.81%	0.65%		0.83%	52.44%
Year Ended December 31, 2012 (c)	$9.33	0.07	1.45	1.52	(0.05)	(0.26)	–	(0.31)	$10.54	16.35%		$55,625,506	0.82%	0.68%		0.85%	108.38%
Year Ended December 31, 2011 (c)	$9.61	–	(0.28)	(0.28)	–	–	–	–	$9.33	(2.91%	)	$58,971,210	0.85%	0.04%		0.85%	82.82%
Year Ended December 31, 2010 (c)	$8.69	0.01	1.33	1.34	–	(0.39)	(0.03)	(0.42)	$9.61	15.51%		$71,781,139	0.88%	0.14%		0.88%	127.66%

Class II Shares
Year Ended December 31, 2014 (c)	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	–	(1.02)	$13.35	10.15%		$129,123,556	1.05%	0.28%		1.08%	43.01%
Year Ended December 31, 2013 (c)	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	–	(0.93)	$13.07	34.41%		$130,550,750	1.06%	0.40%		1.08%	52.44%
Year Ended December 31, 2012 (c)	$9.28	0.04	1.45	1.49	(0.02)	(0.26)	–	(0.28)	$10.49	16.14%		$108,083,342	1.07%	0.42%		1.10%	108.38%
Year Ended December 31, 2011 (c)	$9.59	(0.02)	(0.29)	(0.31)	–	–	–	–	$9.28	(3.23%	)	$114,643,648	1.10%	(0.20%	)	1.10%	82.82%
Year Ended December 31, 2010 (c)	$8.68	(0.01)	1.34	1.33	–	(0.39)	(0.03)	(0.42)	$9.59	15.36%		$131,434,049	1.14%	(0.09%	)	1.14%	127.66%

Class Y Shares
Year Ended December 31, 2014 (c)	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	–	(1.07)	$13.46	10.56%		$1,456,464,879	0.65%	0.68%		0.68%	43.01%
Year Ended December 31, 2013 (c)	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	–	(0.98)	$13.17	34.95%		$1,342,750,198	0.66%	0.80%		0.68%	52.44%
Year Ended December 31, 2012 (c)	$9.34	0.09	1.46	1.55	(0.07)	(0.26)	–	(0.33)	$10.56	16.63%		$1,030,008,765	0.67%	0.86%		0.70%	108.38%
Year Ended December 31, 2011 (c)	$9.63	0.02	(0.29)	(0.27)	(0.02)	–	–	(0.02)	$9.34	(2.84%	)	$850,885,246	0.70%	0.21%		0.70%	82.82%
Year Ended December 31, 2010 (c)	$8.70	0.02	1.35	1.37	(0.02)	(0.39)	(0.03)	(0.44)	$9.63	15.74%		$715,030,071	0.73%	0.27%		0.73%	127.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

22

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,635,505,828	$—	$—	$1,635,505,828
Repurchase Agreements	—	15,859,939	—	15,859,939
Total	$1,635,505,828	$15,859,939	$—	$1,651,365,767

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

24

Notes to Financial Statements (Continued)

December 31, 2014

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 4.00%, maturing 11/20/21 — 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 7.00%, maturing 8/20/18 — 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC.	$7,859,939	$—	$7,859,939	$(7,859,939)	$—
Goldman Sachs & Co.	$8,000,000	$—	$8,000,000	$(8,000,000)	$—
Total	$15,859,939	$—	$15,859,939	$(15,859,939)	$—

25

Notes to Financial Statements (Continued)

December 31, 2014

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to distribution redesignation, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$—	$(378,212)	$378,212

Amount designated as “—“ is zero or has been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2014

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Pyramis Global Advisors, LLC
Winslow Capital Management, Inc.

27

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.63%, and after voluntary fee waivers was 0.60%.

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $458,380, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $480,693 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

28

Notes to Financial Statements (Continued)

December 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,024.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $285,483 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $675,149,440 and sales of $722,770,817 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments

29

Notes to Financial Statements (Continued)

December 31, 2014

and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $20,890 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$43,752,101	$79,729,484	$123,481,585	$—	$123,481,585

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

30

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$27,492,370	$80,789,219	$108,281,589	$—	$108,281,589

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$567,942	$138,569,632	$139,137,574	$—	$423,606,572	$562,744,146

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,227,759,195	$447,970,623	$(24,364,051)	$423,606,572

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

32

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 53.89%.

The Fund designates $79,729,484, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

33

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

34

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

37

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

39

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

41

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

42

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

43

Annual Report

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund

AR-MM-LCV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Value Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Large Cap Value Fund (Class Y) returned 10.66% versus 13.45% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 58 funds as of December 31, 2014) was 12.05% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Massachusetts Financial Services Company: The Boston Company Asset Management, LLC: and Wellington Management Company, L.L.P.

The following commentary is provided by Massachusetts Financial Services Company

Market Environment

Early in the reporting period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly installed U.S. Federal Reserve Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (ECB) cut policy interest rates into negative territory and, by the end of the reporting period, expectations were for additional rate cuts and the announcement of nonconventional easing measures. Similarly, the Bank of Japan surprised markets late in the reporting period with fresh stimulus measures, given lackluster growth trends. The related decline in developed-market government bond yields and credit spreads also was supportive for equity markets. At the end of the reporting period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. Credit markets, however, did not fare as well in the second half of 2014, particularly U.S. high-yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter of 2014.

Detractors from Performance

Stock selection within the Fund in both the financial services and transportation sectors detracted from performance relative to the Russell 1000 Value Index during the reporting period. There were no individual securities within the financial services sector that were among the Fund’s top relative detractors for the period. Within transportation, the Fund’s overweight position in shares of Panama-based airline Copa Holdings S.A. detracted from relative Fund results as the stock turned in weak performance for the reporting period.

Security selection within the Fund in the retailing sector also weighed on relative Fund performance for the reporting period. Overweight positions in the Fund in poor-performing multinational retailer Best Buy Co., Inc. and retail drug store operator Rite Aid Corp.(h) dampened relative Fund performance during the reporting period. The Fund’s underweight position in pharmacy chain CVS Health Corp.(h), which outperformed the benchmark, also held back relative Fund returns during the reporting period.

4

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Elsewhere, overweight positions within the Fund in power generation and electricity company NRG Energy, Inc., steel producer United States Steel Corp., integrated oil company Hess Corp. and automotive company General Motors Corp.(h) were among the top relative detractors from Fund performance. Holdings in the Fund of anti-aging personal care products company Nu Skin Enterprises, Inc.(b)(h) also weakened relative Fund results during the reporting period.

The Fund’s cash and/or cash equivalent position during the reporting period also was a detractor from relative Fund performance during the reporting period. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash during the reporting period hurt Fund performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection within the Fund in the leisure sector contributed to relative Fund performance for the reporting period. Overweight positions in the Fund in global cruise vacation company Royal Caribbean Cruises Ltd. and video game maker Electronic Arts Inc. boosted relative Fund results as both stocks produced strong performance during the reporting period.

Other top relative contributors to Fund performance during the reporting period included overweight positions in the Fund in diversified technology company Avago Technologies Ltd., telecommunications company Frontier Communications Corp., hospital operator HCA Inc., electric utility company Edison International and computer products and services provider Hewlett-Packard Co. The Fund’s holdings of retailer The Kroger Co.(b) as well as the Fund’s underweight positions in weak-performing integrated energy company Chevron Corp. and diversified industrial conglomerate General Electric Co. also helped Fund results during the reporting period.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Portfolio Manager:

Jonathan W. Sage

The following commentary is provided by The Boston Company Asset Management, LLC

Global equities produced mixed returns for 2014 as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk. U.S. stocks led the way, with the S&P 500® Index jumping 13.7%. Conversely, the MSCI Emerging Markets® Index declined -2.2%, while non-U.S. developed markets, as measured by the MSCI EAFE® Index, slipped 4.9% for the year.

Equities gained modestly in the first quarter of 2014 as policymakers around the world acted to support a strengthening global economy. Positive economic data helped U.S. stocks rally during the period despite an unseasonably harsh winter that threatened consumer sentiment. Within Europe, the European Central Bank (ECB) maintained its record-low interest rate despite below-target inflation growth. In Asia, business sentiment remained weak in Japan ahead of the country’s April 1 sales-tax increase, while disappointing economic data and corporate news from China weighed on stocks, commodities and the country’s currency, the yuan.

Equities charged higher during the second quarter of 2014, producing robust gains as volatility subsided and interest rates remained low. U.S. investors largely shrugged off reports that the economy shrank in the first quarter, while the Fed underlined an improving economy by announcing it would wind down its monthly bond purchases. Emerging-market stocks also rose during the period, supported by positive manufacturing activity in both China and India. Meanwhile, low inflation and shrinking private-sector lending persisted in the eurozone, causing the ECB to take the extraordinary step of setting a negative deposit rate, effectively charging lenders for holding cash instead of lending.

Global equity returns were mostly subdued through the later summer months as geopolitical risks rose and economic data disappointed. Despite these conditions, U.S. stocks logged

5

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

third-quarter gains as investors cheered better-than-expected growth indicators, which included improvements in consumer spending, tourism and manufacturing. In Asia, the Bank of Japan provided assurances that it would not hesitate to take further action to bolster the economy after reporting that second-quarter gross domestic product (GDP) growth contracted, while pro-democracy demonstrations and worse-than-expected data from China tempered markets there. Falling food and energy prices caused eurozone inflation to slow, prompting ECB President Mario Draghi to announce two new programs to buy asset-backed securities and covered bonds issued by eurozone banks, in addition to an unexpected interest-rate cut.

By the final quarter of 2014, investors were processing a wide range of year-end economic data. U.S. stocks tallied another solid quarterly gain amid better-than-expected growth indicators, with the Fed offering a mostly upbeat assessment of the country’s economic prospects. Dangerously low inflation continued to pose a headwind for ECB policymakers amid weak manufacturing in the currency area’s three largest economies — Germany, France and Italy — while the specter of instability reappeared in Greece. Meanwhile, Japan’s economy shrank more than previously estimated in the third quarter, as capital spending declined and private consumption remained weak. Emerging-market stocks struggled during the fourth quarter as stocks in Russia declined further amid a tumbling ruble and weak oil prices, and Brazil grappled with a corruption scandal that threatened several key public-works projects that are critical to that country’s economic revival.

The Fund underperformed its benchmark, the Russell 1000 Value Index, during the reporting period. On a sector basis, Fund holdings in the industrials, telecommunications services and materials sectors boosted relative Fund returns, while selections in consumer discretionary, financials and utilities all detracted from relative Fund performance during the reporting period. From an individual security perspective, the Fund’s holdings in Exxon Mobil Corp. (energy), a zero-weight allocation to Chevron Corp. (energy) and Apple Inc. (information technology) helped drive relative Fund results, while Fund holdings in energy sector names Occidental Petroleum Corp., Anadarko Petroleum Corp. and Schlumberger N.V. weighed on Fund returns during the reporting period.

U.S. equities posted solid gains in 2014, and U.S. large-capitalization stocks were among the best absolute performers of any asset class worldwide. This occurred in spite of inconsistent U.S. economic data, volatile investor sentiment, economic weakness outside the U.S., and uncertainty surrounding Fed actions and timing.

Our confidence in the prospects for a constructive U.S. economy remain largely unchanged, buttressed by improving employment, falling commodity prices and the ability to sustain the economic decoupling that the U.S. enjoyed in 2014. The U.S. is the largest beneficiary of falling oil prices, which act as a considerable stimulus given that approximately 70% of U.S. GDP is consumption-based. As the recovery continues, the Fed will indeed raise rates, but unlike past rate cycles, the increase in short-term rates is unlikely to pave the way for long-term rates to rise to the point where they curtail the recovery.

With that as our base case, we also acknowledge that the drop in oil prices has been more pronounced than many observers anticipated, including us. While we expect a supply response to ultimately reverse the downward pressure, we are aware of the greater risks to global instability posed by a sharp and sustained oil-price decline, especially at a time when economic challenges outside the U.S. already exist. At the same time, many non-U.S. regions such as India, Europe, China and Japan are net consumers of commodities; as such, the related positive impact to these regions’ economies — and perhaps global GDP growth overall — may be significant.

We also remain constructive on the U.S. equity market, and we believe it offers the potential for low-double-digit gains in 2015, a function of a 2% dividend yield, high-single-digit earnings growth and modest multiple expansion. Within the Fund, we continue to favor economically sensitive, attractively valued sectors over expensive,

6

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

defensive ones such as utilities and telecommunications services. In financials, which constituted the Fund’s largest absolute weight as of the end of the reporting period, valuations remain attractive, and we are encouraged by expectations for a more conducive interest-rate environment, improving capital markets and strong loan growth. We increased the Fund’s overweight to health care, composed of exposure to pharmaceutical companies with underappreciated product pipelines, as well as various services and insurance names that should benefit from favorable business trends and company-specific catalysts. Finally, we maintain a favorable view on and an overweight stance in the Fund in information technology, finding attractive opportunities in companies exposed to pent-up enterprise capital spending and compelling product cycles. The sleeve did not employ derivatives during the reporting period.

Portfolio Managers:

John Bailer, CFA: and Brian Ferguson

The following commentary is provided by Wellington Management Company, LLP

Market commentary

U.S. equities and other developed-market stocks rose during the one-year reporting period as the S&P 500 Index posted a 13.7% return, the Russell 1000 Value Index returned 13.4%, and the MSCI World IndexSM posted a 5.5% return.

The S&P 500 Index began 2014 with its worst monthly return in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign U.S. environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter of 2014, the S&P 500 Index was up 224.4%, cumulatively, from its closing low on March 9, 2009. The second half of 2014 also was bumpy, with the S&P 500 Index sinking in July, rebounding in August and falling once again around mid-September before recovering in October. The S&P 500 Index hit several all-time highs toward the end of the reporting period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s (the Organization of Petroleum Exporting Countries’) decision to leave oil production unchanged.

Portfolio Review

The Fund’s relative underperformance during the reporting period was the result of weak stock selection, particularly in the industrials, materials and energy sectors. Strong selection in the Fund within the consumer discretionary, health care and financials sectors contributed to relative Fund returns during the reporting period. Sector allocation within the Fund, a residual of the bottom-up stock selection process, modestly detracted from relative Fund returns during the reporting period.

Top detractors from relative Fund returns during the reporting period included the Fund’s holdings in Cobalt International Energy, Inc. (energy), Southwestern Energy Co. (energy) and Reliance Steel & Aluminum Co. (materials). Shares of Cobalt International Energy, an oil-focused exploration and production company held by the Fund, fell as a result of pressure on the stock from uncertainty surrounding the impact of the SEC’s (Securities and Exchange Commission’s) notice of potential enforcement action against the company and OPEC’s decision in November to keep oil output unchanged. The Fund’s holdings in Southwestern Energy, a natural gas-focused exploration and production company, detracted from relative Fund returns during the reporting period as a result of weak natural gas pricing in the Marcellus Formation and expected oversupply in the Northeast due to cooler summer months. Shares of Reliance Steel & Aluminum, a metals service center operator held by the Fund, fell during the reporting period, driven by a decline in the price of steel due to lower raw material prices and increased imports, as well as concerns involving weak demand from important oil and gas end markets. Despite a competitive environment, however, we believe the company has been effective in managing its margins.

7

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Top contributors to relative Fund returns during the reporting period included Exxon Mobil Corp. (energy), Skyworks Solutions, Inc. (information technology) and Norwegian Cruise Line Holdings Ltd. (consumer discretionary). The Fund’s positioning in Exxon Mobil, a U.S.-based integrated oil and gas company, contributed to relative Fund performance for the reporting period. We held an underweight position in the Fund at the start of 2014 but eliminated it in April. Not holding it in the Fund for the remainder of the year helped Fund returns; the stock declined in the fourth quarter of 2014 due to negative sentiment about energy stocks as oil prices tumbled in the wake of OPEC’s rejection of production cuts to support declining crude prices. Shares of Skyworks Solutions, a U.S.-based wireless and higher-performance analog semiconductor supplier, rose during the reporting period as the company continued to benefit from share and content gains from a broadening customer base in the smartphone market as well as better-than-forecast growth from Skyworks’ increasingly important integrated analog solution segment. Norwegian Cruise Line Holdings, a cruise line operator, saw its shares appreciate due to strong third-quarter 2014 earnings, which came in well above consensus expectations, and overall improvements in investor sentiment as booking trends return to pre-Ebola levels. The Fund’s not owning benchmark constituent General Electric Corp. also contributed to relative Fund returns during the reporting period.

The Fund utilized forward foreign currency contracts during the reporting period for risk management purposes in an effort to protect against potential losses from currency depreciation. These forward foreign currency contracts contributed to Fund performance during the reporting period.

Portfolio Manager:

David W. Palmer, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The NVIT Multi-Manager Large Cap Value Fund (Class Y) returned 10.66%, underperforming the benchmark by 2.79% and the Lipper peer category median by 1.39% for the reporting period

•

For Massachusetts Financial Services Company, stock selection within the Fund in both the financial services and transportation sectors detracted from relative Fund performance, while the Fund’s stock selection in the leisure sector contributed to relative Fund performance during the reporting period

•

For The Boston Company Asset Management, LLC, Fund holdings in the industrials, telecommunications services and materials sectors boosted relative Fund returns, while Fund holdings in consumer discretionary, financials and utilities all detracted from relative Fund performance during the reporting period

•

For Wellington Management Company, L.L.P., relative Fund underperformance during the reporting period was the result of weak stock selection, particularly in the industrials, materials and energy sectors. Strong selection in the Fund within the consumer discretionary, health care and financials sectors contributed to relative Fund returns during the reporting period

Asset Allocation†

Common Stocks	99.3%
Repurchase Agreements	1.4%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Holdings††

JPMorgan Chase & Co.	3.2%
Merck & Co., Inc.	2.5%
MetLife, Inc.	2.3%
Wells Fargo & Co.	2.3%
Cisco Systems, Inc.	2.3%
Citigroup, Inc.	1.9%
Occidental Petroleum Corp.	1.8%
Bank of America Corp.	1.6%
Goldman Sachs Group, Inc. (The)	1.6%
American International Group, Inc.	1.5%
Other Holdings*	79.0%
100.0%

Top Industries††

Banks	11.0%
Oil, Gas & Consumable Fuels	9.2%
Insurance	7.1%
Pharmaceuticals	6.9%
Capital Markets	4.6%
Health Care Providers & Services	4.5%
Real Estate Investment Trusts (REITs)	4.4%
Aerospace & Defense	3.1%
Technology Hardware, Storage & Peripherals	3.0%
Communications Equipment	2.6%
Other Industries*	43.6%
100.0%

Top Countries††

United States	90.7%
United Kingdom	2.0%
Canada	1.1%
Bermuda	0.7%
Switzerland	0.7%
Japan	0.5%
Sweden	0.5%
Singapore	0.4%
South Korea	0.4%
Italy	0.3%
Other Countries*	2.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5Yr.	Inception[2]
Class I	10.52%	13.42%	7.19%
Class II	10.24%	13.13%	6.93%
Class Y	10.66%	13.61%	7.35%
Russell 1000® Value Index	13.45%	15.42%	7.95%
CPI	0.76%	1.69%	1.42%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.83%
Class II	1.08%
Class Y	0.68%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund since inception through 12/31/14 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class I Shares	Actual	(a)	1,000.00	1,025.20	3.98	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class II Shares	Actual	(a)	1,000.00	1,024.00	5.25	1.03
	Hypothetical	(a)(b)	1,000.00	1,020.01	5.24	1.03
Class Y Shares	Actual	(a)	1,000.00	1,025.80	3.22	0.63
	Hypothetical	(a)(b)	1,000.00	1,022.03	3.21	0.63

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses

12

Statement of Investments

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.3%

	Shares	Market Value

AUSTRALIA 0.2%
Beverages 0.2%
Treasury Wine Estates Ltd.	1,238,502	$4,780,338

BERMUDA 0.7%
Insurance 0.7%
Everest Re Group Ltd.	38,718	6,593,675
Validus Holdings Ltd.	176,270	7,325,782

		13,919,457

CANADA 1.1%
Media 0.4%
Quebecor, Inc., Class B	288,900	7,942,388

Metals & Mining 0.1%
Barrick Gold Corp.	175,900	1,890,925

Oil, Gas & Consumable Fuels 0.6%
Cameco Corp.	248,000	4,066,449
Canadian Natural Resources Ltd.	238,190	7,355,306

		11,421,755

		21,255,068

FRANCE 0.2%
Trading Companies & Distributors 0.2%
Rexel SA	259,471	4,648,713

IRELAND 0.3%
Pharmaceuticals 0.3%
Endo International PLC* (a)	80,023	5,771,259

ITALY 0.3%
Gas Utilities 0.3%
Snam SpA	1,212,768	6,002,256

JAPAN 0.5%
Wireless Telecommunication Services 0.5%
NTT DOCOMO, Inc.	620,900	9,042,203

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Sands China Ltd.	843,600	4,106,767

NETHERLANDS 0.3%
Metals & Mining 0.3%
Constellium NV, Class A*	328,900	5,403,827

PANAMA 0.1%
Airlines 0.1%
Copa Holdings SA, Class A (a)	26,523	2,748,844

SINGAPORE 0.4%
Semiconductors & Semiconductor Equipment 0.4%
Avago Technologies Ltd.	80,860	8,133,707

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co., Ltd.	5,783	6,952,580

Common Stocks (continued)

	Shares	Market Value

SWEDEN 0.5%
Household Durables 0.5%
Electrolux AB Series B	306,741	$8,962,736

SWITZERLAND 0.7%
Capital Markets 0.5%
Julius Baer Group Ltd.*	203,445	9,288,894

Machinery 0.2%
Sulzer AG REG	35,639	3,812,348

		13,101,242

UNITED KINGDOM 2.0%
Beverages 0.2%
Diageo PLC	110,609	3,168,624

Machinery 0.1%
Pentair PLC	35,770	2,375,843

Metals & Mining 0.3%
Rio Tinto PLC, ADR (a)	127,510	5,873,111

Pharmaceuticals 0.5%
AstraZeneca PLC, ADR	131,705	9,269,398

Tobacco 0.9%
Imperial Tobacco Group PLC	400,921	17,648,331

		38,335,307

UNITED STATES 91.4%
Aerospace & Defense 3.1%
Alliant Techsystems, Inc.	43,000	4,998,750
General Dynamics Corp.	41,480	5,708,478
Honeywell International, Inc.	110,212	11,012,383
Northrop Grumman Corp.	63,035	9,290,729
Precision Castparts Corp.	10,680	2,572,598
Raytheon Co.	140,407	15,187,825
United Technologies Corp.	102,652	11,804,980

		60,575,743

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	92,095	10,238,201

Airlines 0.3%
Delta Air Lines, Inc.	102,012	5,017,970

Auto Components 0.6%
Johnson Controls, Inc.	156,240	7,552,642
Lear Corp.	36,850	3,614,248

		11,166,890

Automobiles 0.4%
Ford Motor Co.	236,700	3,668,850
General Motors Co.	94,000	3,281,540

		6,950,390

Banks 11.0%
Bank of America Corp.	1,784,370	31,922,379
Citigroup, Inc.	692,813	37,488,111
Fifth Third Bancorp	462,620	9,425,883
JPMorgan Chase & Co.	1,000,844	62,632,817

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
PNC Financial Services Group, Inc. (The)	267,585	$24,411,780
Regions Financial Corp.	253,320	2,675,059
Wells Fargo & Co.	807,520	44,268,246

		212,824,275

Beverages 1.0%
Coca-Cola Enterprises, Inc.	169,639	7,501,437
Molson Coors Brewing Co., Class B	84,233	6,277,043
PepsiCo, Inc.	63,190	5,975,246

		19,753,726

Biotechnology 0.6%
Amgen, Inc.	35,558	5,664,034
Vertex Pharmaceuticals, Inc.*	46,825	5,562,810

		11,226,844

Building Products 0.2%
Owens Corning, Inc.	118,534	4,244,703

Capital Markets 4.1%
Ameriprise Financial, Inc.	94,285	12,469,191
Goldman Sachs Group, Inc. (The)	155,707	30,180,688
Invesco Ltd.	74,900	2,960,048
Morgan Stanley	311,030	12,067,964
Northern Trust Corp.	124,240	8,373,776
Raymond James Financial, Inc.	134,300	7,694,047
TD Ameritrade Holding Corp.	124,960	4,471,069

		78,216,783

Chemicals 1.8%
Cabot Corp.	154,200	6,763,212
Celanese Corp.	210,350	12,612,586
Huntsman Corp.	344,790	7,854,316
LyondellBasell Industries NV, Class A	89,790	7,128,428

		34,358,542

Commercial Services & Supplies 0.3%
Republic Services, Inc.	68,340	2,750,685
Tyco International PLC	63,690	2,793,443

		5,544,128

Communications Equipment 2.6%
ARRIS Group, Inc.*	172,600	5,210,794
Cisco Systems, Inc.	1,580,051	43,949,119

		49,159,913

Construction & Engineering 0.1%
Fluor Corp.	44,090	2,673,177

Construction Materials 0.9%
Martin Marietta Materials, Inc.	93,223	10,284,361
Vulcan Materials Co.	96,531	6,344,983

		16,629,344

Consumer Finance 0.7%
Discover Financial Services	201,660	13,206,713

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Containers & Packaging 0.3%
Crown Holdings, Inc.*	69,520	$3,538,568
Packaging Corp. of America	38,593	3,012,184

		6,550,752

Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B*	174,161	26,150,274
Voya Financial, Inc.	325,960	13,814,185

		39,964,459

Diversified Telecommunication Services 0.6%
AT&T, Inc.	153,640	5,160,768
Frontier Communications Corp. (a)	879,130	5,863,797

		11,024,565

Electric Utilities 1.9%
American Electric Power Co., Inc.	84,000	5,100,480
Edison International	198,930	13,025,936
Exelon Corp.	81,767	3,031,920
PPL Corp.	66,560	2,418,125
Xcel Energy, Inc.	362,655	13,026,568

		36,603,029

Electrical Equipment 0.9%
Eaton Corp. PLC	143,605	9,759,396
Generac Holdings, Inc.* (a)	154,400	7,219,744

		16,979,140

Electronic Equipment, Instruments & Components 0.1%
Keysight Technologies, Inc.*	37,045	1,251,010

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	117,670	6,597,757
Halliburton Co.	284,075	11,172,669
National Oilwell Varco, Inc.	159,705	10,465,469
Schlumberger Ltd.	105,770	9,033,816

		37,269,711

Food & Staples Retailing 1.8%
CVS Health Corp.	128,181	12,345,112
Kroger Co. (The)	94,330	6,056,929
Wal-Mart Stores, Inc.	194,965	16,743,595

		35,145,636

Food Products 1.4%
Archer-Daniels-Midland Co.	73,735	3,834,220
ConAgra Foods, Inc.	98,509	3,573,907
Ingredion, Inc.	155,355	13,180,317
Tyson Foods, Inc., Class A	143,840	5,766,546

		26,354,990

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	220,200	9,913,404
Stryker Corp.	53,200	5,018,356

		14,931,760

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Providers & Services 4.5%
Aetna, Inc.	168,195	$14,940,761
Anthem, Inc.	61,980	7,789,027
Cardinal Health, Inc.	223,423	18,036,938
Cigna Corp.	29,472	3,032,964
Express Scripts Holding Co.*	52,640	4,457,029
HCA Holdings, Inc.*	84,710	6,216,867
Health Net, Inc.*	61,220	3,277,107
Humana, Inc.	33,440	4,802,987
Laboratory Corp of America Holdings*	40,530	4,373,187
McKesson Corp.	25,370	5,266,305
Omnicare, Inc.	84,798	6,184,318
UnitedHealth Group, Inc.	78,440	7,929,499

		86,306,989

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	180,556	8,184,603
Las Vegas Sands Corp.	177,000	10,294,321
Norwegian Cruise Line Holdings Ltd.*	153,400	7,172,984
Royal Caribbean Cruises Ltd.	103,610	8,540,572

		34,192,480

Household Durables 0.7%
D.R. Horton, Inc.	188,400	4,764,636
Lennar Corp., Class A	120,305	5,390,867
PulteGroup, Inc.	160,110	3,435,961

		13,591,464

Household Products 0.9%
Procter & Gamble Co. (The)	181,940	16,572,915

Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)	492,060	6,775,666
NRG Energy, Inc.	219,950	5,927,653

		12,703,319

Industrial Conglomerates 0.5%
General Electric Co.	364,420	9,208,893

Information Technology Services 0.3%
Booz Allen Hamilton Holding Corp.	94,125	2,497,136
Teradata Corp.*	87,600	3,826,368

		6,323,504

Insurance 6.4%
Allstate Corp. (The)	96,696	6,792,894
American International Group, Inc.	529,740	29,670,737
Hartford Financial Services Group, Inc. (The)	169,342	7,059,868
MetLife, Inc.	823,365	44,535,812
Principal Financial Group, Inc.	258,030	13,402,078
Prudential Financial, Inc.	163,460	14,786,592
Travelers Cos., Inc. (The)	63,430	6,714,066

		122,962,047

Internet & Catalog Retail 0.2%
Liberty Interactive Corp. Series A*	110,673	3,256,000

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Internet Software & Services 1.2%
Google, Inc., Class A*	28,700	$15,229,942
Google, Inc., Class C*	9,811	5,164,510
Yahoo!, Inc.*	62,760	3,170,008

		23,564,460

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	74,090	3,033,245
Thermo Fisher Scientific, Inc.	66,680	8,354,337

		11,387,582

Machinery 0.7%
Caterpillar, Inc.	26,650	2,439,275
Cummins, Inc.	58,871	8,487,432
PACCAR, Inc.	42,814	2,911,780

		13,838,487

Media 1.8%
Comcast Corp., Class A	139,780	8,108,637
DIRECTV*	37,210	3,226,107
News Corp., Class A*	144,350	2,264,852
Omnicom Group, Inc.	57,719	4,471,491
Time Warner, Inc.	60,370	5,156,805
Twenty-First Century Fox, Inc., Class A	169,330	6,503,119
Viacom, Inc., Class B	33,670	2,533,668
Walt Disney Co. (The)	31,807	2,995,901

		35,260,580

Metals & Mining 1.0%
Allegheny Technologies, Inc.	61,200	2,127,924
Reliance Steel & Aluminum Co.	217,000	13,295,590
United States Steel Corp.	171,710	4,591,525

		20,015,039

Multiline Retail 1.0%
Dollar General Corp.*	41,016	2,899,831
Kohl’s Corp.	111,025	6,776,966
Nordstrom, Inc.	71,865	5,705,362
Target Corp.	60,460	4,589,519

		19,971,678

Multi-Utilities 0.8%
PG&E Corp.	192,750	10,262,010
Sempra Energy	44,010	4,900,954

		15,162,964

Oil, Gas & Consumable Fuels 8.6%
Anadarko Petroleum Corp.	215,934	17,814,555
Cabot Oil & Gas Corp.	356,835	10,565,884
Chevron Corp.	159,059	17,843,239
Cobalt International Energy, Inc.*	556,146	4,944,138
EOG Resources, Inc.	43,440	3,999,521
Exxon Mobil Corp.	179,930	16,634,529
Hess Corp.	90,200	6,658,564
HollyFrontier Corp.	157,800	5,914,344
Marathon Oil Corp.	179,460	5,076,923
Marathon Petroleum Corp.	81,840	7,386,878

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	443,871	$35,780,441
Phillips 66	111,973	8,028,464
Pioneer Natural Resources Co.	53,840	8,014,084
QEP Resources, Inc.	198,985	4,023,477
Southwestern Energy Co.*	381,120	10,400,765
Valero Energy Corp.	84,720	4,193,640

		167,279,446

Paper & Forest Products 0.2%
International Paper Co.	54,823	2,937,416

Pharmaceuticals 6.1%
AbbVie, Inc.	88,291	5,777,763
Bristol-Myers Squibb Co.	404,900	23,901,247
Eli Lilly & Co.	84,003	5,795,367
Johnson & Johnson	67,600	7,068,932
Merck & Co., Inc.	849,754	48,257,529
Mylan, Inc.*	87,408	4,927,189
Pfizer, Inc.	618,847	19,277,084
Zoetis, Inc.	68,535	2,949,061

		117,954,172

Real Estate Investment Trusts (REITs) 4.4%
AvalonBay Communities, Inc.	64,200	10,489,637
Boston Properties, Inc.	66,840	8,601,640
Columbia Property Trust, Inc.	306,500	7,769,775
Equity LifeStyle Properties, Inc.	202,030	10,414,647
Federal Realty Investment Trust	32,740	4,369,480
HCP, Inc.	49,960	2,199,739
Iron Mountain, Inc.	193,400	7,476,844
Plum Creek Timber Co., Inc.	111,715	4,780,285
Public Storage	28,570	5,281,165
Simon Property Group, Inc.	31,140	5,670,905
SL Green Realty Corp.	21,600	2,570,832
Two Harbors Investment Corp.	366,505	3,672,380
Washington Prime Group, Inc.	384,500	6,621,090
Weyerhaeuser Co.	155,915	5,595,789

		85,514,208

Real Estate Management & Development 0.3%
Realogy Holdings Corp.*	141,175	6,280,876

Road & Rail 0.2%
Union Pacific Corp.	37,618	4,481,432

Semiconductors & Semiconductor Equipment 1.9%
Applied Materials, Inc.	431,475	10,752,357
Broadcom Corp., Class A	153,050	6,631,657
Intel Corp.	89,260	3,239,245
Maxim Integrated Products, Inc.	268,962	8,571,819
Texas Instruments, Inc.	135,043	7,220,074

		36,415,152

Software 1.8%
Activision Blizzard, Inc.	406,926	8,199,559
Citrix Systems, Inc.*	110,320	7,038,416
Electronic Arts, Inc.*	163,130	7,669,557
Microsoft Corp.	111,939	5,199,567

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Software (continued)
Oracle Corp.	72,425	$3,256,952
Symantec Corp.	156,480	4,014,494

		35,378,545

Specialty Retail 1.0%
AutoZone, Inc.*	10,990	6,804,019
Best Buy Co., Inc.	121,760	4,746,205
GNC Holdings, Inc., Class A	156,730	7,360,041

		18,910,265

Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	100,104	11,049,480
EMC Corp.	669,310	19,905,279
Hewlett-Packard Co.	289,480	11,616,832
Western Digital Corp.	62,760	6,947,532

		49,519,123

Textiles, Apparel & Luxury Goods 0.4%
PVH Corp.	53,476	6,854,019

Tobacco 0.2%
Lorillard, Inc.	54,140	3,407,572

Trading Companies & Distributors 0.6%
WESCO International, Inc.* (a)	146,715	11,181,150

		1,758,294,171

Total Common Stocks (cost $1,606,227,917)		1,911,458,475

Repurchase Agreements 1.4%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $11,495,572, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $11,725,475. (b)(c)	$11,495,521	11,495,521
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $15,000,067, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $15,300,000. (b)(c)	15,000,000	15,000,000

Total Repurchase Agreements (cost $26,495,521)		26,495,521

Total Investments (cost $1,632,723,438) (d) — 100.7%		1,937,953,996
Liabilities in excess of other assets — (0.7)%		(12,537,899)

NET ASSETS — 100.0%		$1,925,416,097

16

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Large Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $25,665,989.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $26,495,521.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SpA	Limited Share Company

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	JPMorgan Chase Bank	03/18/15	(29,334,000)	$(36,360,402)	$(35,519,132)	$841,270
Japanese Yen	JPMorgan Chase Bank	03/18/15	(932,330,000)	(7,801,370)	(7,788,708)	12,662

Total Short Contracts				$(44,161,772)	$(43,307,840)	$853,932

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi -Manager Large Cap Value Fund
Assets:
Investments, at value *(cost $1,606,227,917)	$1,911,458,475
Repurchase agreements, at value (cost $26,495,521)	26,495,521

Total Investments, at value (total cost $1,632,723,438)	1,937,953,996

Cash	14,424,770
Foreign currencies, at value (cost $5)	5
Dividends receivable	3,079,451
Security lending income receivable	9,533
Receivable for investments sold	30,669,799
Receivable for capital shares issued	582,504
Reclaims receivable	304,178
Unrealized appreciation on forward foreign currency contracts (Note 2)	853,932
Prepaid expenses	2,997

Total Assets	1,987,881,165

Liabilities:
Payable for investments purchased	34,511,619
Payable for capital shares redeemed	355,037
Payable upon return of securities loaned (Note 2)	26,495,521
Accrued expenses and other payables:
Investment advisory fees	963,849
Fund administration fees	48,354
Distribution fees	19,472
Administrative servicing fees	15,953
Accounting and transfer agent fees	772
Custodian fees	5,576
Compliance program costs (Note 3)	1,532
Professional fees	24,707
Printing fees	8,319
Other	14,357

Total Liabilities	62,465,068

Net Assets	$1,925,416,097

Represented by:
Capital	$1,414,822,017
Accumulated undistributed net investment income	3,907,897
Accumulated net realized gains from investments, forward and foreign currency transactions	200,626,278
Net unrealized appreciation/(depreciation) from investments	305,230,558
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	853,932
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(24,585)

Net Assets	$1,925,416,097

*	Includes value of securities on loan of $25,665,989 (Note 2)

18

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi -Manager Large Cap Value Fund
Net Assets:
Class I Shares	$31,631,852
Class II Shares	91,844,124
Class Y Shares	1,801,940,121

Total	$1,925,416,097

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,683,335
Class II Shares	7,824,755
Class Y Shares	152,569,801

Total	163,077,891

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.79
Class II Shares	$11.74
Class Y Shares	$11.81

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi -Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$38,909,637
Income from securities lending (Note 2)	101,330
Interest income	8,689
Foreign tax withholding	(279,878)

Total Income	38,739,778

EXPENSES:
Investment advisory fees	11,516,612
Fund administration fees	547,918
Distribution fees Class II Shares	210,374
Administrative servicing fees Class I Shares	46,520
Administrative servicing fees Class II Shares	126,225
Professional fees	93,749
Printing fees	8,357
Trustee fees	52,155
Custodian fees	69,650
Accounting and transfer agent fees	811
Compliance program costs (Note 3)	5,906
Other	40,666

Total expenses before earnings credit and fees waived	12,718,943

Earnings credit (Note 4)	(323)
Investment advisory fees waived (Note 3)	(684,030)

Net Expenses	12,034,590

NET INVESTMENT INCOME	26,705,188

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	207,634,925
Net realized gains from forward and foreign currency transactions (Note 2)	1,670,602

Net realized gains from investments, forward and foreign currency transactions	209,305,527

Net change in unrealized appreciation/(depreciation) from investments	(49,362,061)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	853,932
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(38,561)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(48,546,690)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	160,758,837

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$187,464,025

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$26,705,188	$22,262,160
Net realized gains from investments, forward and foreign currency transactions	209,305,527	180,686,479
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(48,546,690)	268,892,845

Change in net assets resulting from operations	187,464,025	471,841,484

Distributions to Shareholders From:
Net investment income:
Class I	(384,979)	(380,197)
Class II	(919,849)	(809,055)
Class Y	(24,393,588)	(22,973,148)
Net realized gains:
Class I	(2,995,452)	(1,334,102)
Class II	(8,293,925)	(3,278,488)
Class Y	(166,024,638)	(72,481,063)

Change in net assets from shareholder distributions	(203,012,431)	(101,256,053)

Change in net assets from capital transactions	173,917,216	16,969,774

Change in net assets	158,368,810	387,555,205

Net Assets:
Beginning of year	1,767,047,287	1,379,492,082

End of year	$1,925,416,097	$1,767,047,287

Accumulated undistributed net investment income at end of year	$3,907,897	$1,850,690

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,458,326	$7,906,265
Dividends reinvested	3,380,431	1,714,299
Cost of shares redeemed	(10,214,709)	(10,087,759)

Total Class I Shares	1,624,048	(467,195)

Class II Shares
Proceeds from shares issued	31,081,557	13,653,323
Dividends reinvested	9,213,774	4,087,543
Cost of shares redeemed	(24,817,277)	(10,928,548)

Total Class II Shares	15,478,054	6,812,318

Class Y Shares
Proceeds from shares issued	153,082,740	78,044,641
Dividends reinvested	190,418,226	95,454,211
Cost of shares redeemed	(186,685,852)	(162,874,201)

Total Class Y Shares	156,815,114	10,624,651

Change in net assets from capital transactions	$173,917,216	$16,969,774

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	697,917	709,844
Reinvested	287,099	153,845
Redeemed	(844,177)	(930,044)

Total Class I Shares	140,839	(66,355)

Class II Shares
Issued	2,578,631	1,234,741
Reinvested	786,758	368,761
Redeemed	(2,048,989)	(1,024,665)

Total Class II Shares	1,316,400	578,837

Class Y Shares
Issued	12,624,152	7,051,885
Reinvested	16,139,191	8,538,640
Redeemed	(15,164,885)	(15,070,383)

Total Class Y Shares	13,598,458	520,142

Total change in shares	15,055,697	1,032,624

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2014(c)	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013(c)	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%
Year Ended December 31, 2012(c)	$8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	$9.37	17.81%		$24,456,461	0.81%	1.78%	0.84%	100.78%
Year Ended December 31, 2011(c)	$8.98	0.11	(0.63)	(0.52)	(0.10)	(0.30)	(0.40)	$8.06	(5.83%	)	$23,554,161	0.84%	1.21%	0.84%	81.38%
Year Ended December 31, 2010(c)	$8.35	0.08	1.00	1.08	(0.06)	(0.39)	(0.45)	$8.98	13.05%		$32,095,261	0.88%	0.98%	0.88%	107.33%

Class II Shares
Year Ended December 31, 2014(c)	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013(c)	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%
Year Ended December 31, 2012(c)	$8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	$9.35	17.59%		$55,429,721	1.06%	1.55%	1.09%	100.78%
Year Ended December 31, 2011(c)	$8.96	0.08	(0.62)	(0.54)	(0.08)	(0.30)	(0.38)	$8.04	(6.09%	)	$48,441,288	1.10%	0.96%	1.10%	81.38%
Year Ended December 31, 2010(c)	$8.34	0.05	1.01	1.06	(0.05)	(0.39)	(0.44)	$8.96	12.75%		$51,567,612	1.13%	0.64%	1.13%	107.33%

Class Y Shares
Year Ended December 31, 2014(c)	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013(c)	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%
Year Ended December 31, 2012(c)	$8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	$9.39	18.09%		$1,299,605,900	0.66%	1.95%	0.69%	100.78%
Year Ended December 31, 2011(c)	$8.99	0.13	(0.64)	(0.51)	(0.11)	(0.30)	(0.41)	$8.07	(5.69%	)	$1,053,272,000	0.70%	1.44%	0.70%	81.38%
Year Ended December 31, 2010(c)	$8.35	0.09	1.01	1.10	(0.07)	(0.39)	(0.46)	$8.99	13.29%		$719,851,866	0.73%	1.06%	0.73%	107.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

25

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$60,575,743	$—	$—	$60,575,743
Air Freight & Logistics	10,238,201	—	—	10,238,201
Airlines	7,766,814	—	—	7,766,814
Auto Components	11,166,890	—	—	11,166,890
Automobiles	6,950,390	—	—	6,950,390
Banks	212,824,275	—	—	212,824,275
Beverages	19,753,726	7,948,962	—	27,702,688
Biotechnology	11,226,844	—	—	11,226,844
Building Products	4,244,703	—	—	4,244,703
Capital Markets	78,216,783	9,288,894	—	87,505,677
Chemicals	34,358,542	—	—	34,358,542
Commercial Services & Supplies	5,544,128	—	—	5,544,128
Communications Equipment	49,159,913	—	—	49,159,913
Construction & Engineering	2,673,177	—	—	2,673,177
Construction Materials	16,629,344	—	—	16,629,344
Consumer Finance	13,206,713	—	—	13,206,713
Containers & Packaging	6,550,752	—	—	6,550,752
Diversified Financial Services	39,964,459	—	—	39,964,459
Diversified Telecommunication Services	11,024,565	—	—	11,024,565
Electric Utilities	36,603,029	—	—	36,603,029
Electrical Equipment	16,979,140	—	—	16,979,140
Electronic Equipment, Instruments & Components	1,251,010	—	—	1,251,010
Energy Equipment & Services	37,269,711	—	—	37,269,711
Food & Staples Retailing	35,145,636	—	—	35,145,636
Food Products	26,354,990	—	—	26,354,990
Gas Utilities	—	6,002,256	—	6,002,256
Health Care Equipment & Supplies	14,931,760	—	—	14,931,760
Health Care Providers & Services	86,306,989	—	—	86,306,989
Hotels, Restaurants & Leisure	34,192,480	4,106,767	—	38,299,247
Household Durables	13,591,464	8,962,736	—	22,554,200
Household Products	16,572,915	—	—	16,572,915
Independent Power and Renewable Electricity Producers	12,703,319	—	—	12,703,319
Industrial Conglomerates	9,208,893	—	—	9,208,893
Information Technology Services	6,323,504	—	—	6,323,504
Insurance	136,881,504	—	—	136,881,504
Internet & Catalog Retail	3,256,000	—	—	3,256,000
Internet Software & Services	23,564,460	—	—	23,564,460
Life Sciences Tools & Services	11,387,582	—	—	11,387,582
Machinery	16,214,330	3,812,348	—	20,026,678
Media	43,202,968	—	—	43,202,968
Metals & Mining	33,182,902	—	—	33,182,902
Multiline Retail	19,971,678	—	—	19,971,678
Multi-Utilities	15,162,964	—	—	15,162,964
Oil, Gas & Consumable Fuels	178,701,201	—	—	178,701,201
Paper & Forest Products	2,937,416	—	—	2,937,416
Pharmaceuticals	132,994,829	—	—	132,994,829
Real Estate Investment Trusts (REITs)	85,514,208	—	—	85,514,208
Real Estate Management & Development	6,280,876	—	—	6,280,876

26

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Road & Rail	$4,481,432	$—	$—	$4,481,432
Semiconductors & Semiconductor Equipment	44,548,859	—	—	44,548,859
Software	35,378,545	—	—	35,378,545
Specialty Retail	18,910,265	—	—	18,910,265
Technology Hardware, Storage & Peripherals	49,519,123	6,952,580	—	56,471,703
Textiles, Apparel & Luxury Goods	6,854,019	—	—	6,854,019
Tobacco	3,407,572	17,648,331	—	21,055,903
Trading Companies & Distributors	11,181,150	4,648,713	—	15,829,863
Wireless Telecommunication Services	—	9,042,203	—	9,042,203
Total Common Stocks	$1,833,044,685	$78,413,790	$—	$1,911,458,475
Forward Foreign Currency Contracts	—	853,932	—	853,932
Repurchase Agreements	—	26,495,521	—	26,495,521
Total	$1,833,044,685	$105,763,243	$—	$1,938,807,928

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the

27

Notes to Financial Statements (Continued)

December 31, 2014

currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$853,932
Total		$853,932

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,714,705
Total	$1,714,705

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$853,932
Total	$853,932

The Subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

28

Notes to Financial Statements (Continued)

December 31, 2014

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$853,932	$—	$853,932
Total	$853,932	$—	$853,932

Amount designated as “—” is zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$853,932	$—	$—	$853,932

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a

29

Notes to Financial Statements (Continued)

December 31, 2014

result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 4.00%, maturing 11/20/21 — 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 7.00%, maturing 8/20/18 — 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$11,495,521	$—	$11,495,521	$(11,495,521)	$—
Goldman Sachs & Co.	15,000,000	—	15,000,000	(15,000,000)	—
Total	$26,495,521	$—	$26,495,521	$(26,495,521)	$—

Amounts designated as “—” are zero.

30

Notes to Financial Statements (Continued)

December 31, 2014

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments, forward and foreign currency transactions
$—	$1,050,435	$(1,050,435)

Amount designated as “—” is zero or has been rounded to zero.

31

Notes to Financial Statements (Continued)

December 31, 2014

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company

32

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.63%, and after voluntary fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until at least April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $684,030, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider fee for these services.

Under terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $547,918 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

33

Notes to Financial Statements (Continued)

December 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $5,906.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $172,745 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $1,003,230,663 and sales of $1,006,404,491 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

34

Notes to Financial Statements (Continued)

December 31, 2014

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $133,021 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$92,290,327	$110,722,104	$203,012,431	$—	$203,012,431

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$73,378,339	$27,877,714	$101,256,053	$—	$101,256,053

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$43,115,907	$166,469,789	$209,585,696	$—	$301,008,384	$510,594,080

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,636,921,046	$353,827,121	$(52,794,171)	$301,032,950

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

37

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 33.78%.

The Fund designates $110,722,104, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

38

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

40

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

41

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

42

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

43

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

44

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

46

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

47

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

48

Annual Report

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund

AR-MM-MCG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Growth Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Mid Cap Growth Fund (Class I) returned 4.04% versus 11.90% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 107 funds as of December 31, 2014) was 8.14% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Neuberger Berman Management LLC: and Wells Capital Management, Inc.

The following commentary is provided by Neuberger Berman Management LLC

Looking back at a volatile but positive year for equities, the U.S. Federal Reserve’s comments continued to underscore the inevitability of a return to a more normalized rate environment. This “hawkish” tilt, easily digested by the markets, was likely the product of the U.S. economy’s continued measured growth, resiliency toward political- and economic-fueled “walls of worry” emanating from Asia and Europe, and a plethora of positive trends. Most notable among these trends was low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment, and the potential for a working truce in Washington with the return of two-party parity. The aforementioned trends and a strengthening U.S. dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance to our higher-qualitative and higher-growth approach was the surge in capital reinvestment as companies ramped up efforts focused on growing their franchises and expanding market share, as opposed to short-term shareholder appeasement, via dividend and share repurchase programs, that had largely defined corporate investment strategy during the past three-plus years. The net effect was a long-overdue rotation back toward the importance of fundamentals, which in turn ushered in a second-half change of market leadership that rewarded active management and stocks offering positive differentiation versus their peers and the broad market.

With respect to full-year attribution highlights, our shift within the Fund to an underweight in energy proved additive to Fund results for the reporting period, overcoming our underweight in the Fund to consumer staples, a sector that offered strong performance in the first half of the year. Negative stock selection within the Fund, amplified by a Fed-induced stylistic rotation away from higher-beta industries in the first half of the year, was the principal culprit behind the Fund’s 2014 relative underperformance to the benchmark, as positive contributions from Fund positions in information technology and materials could not overcome broad weakness from Fund positions in health care, energy and industrials. Our “poor” selection within the Fund during the first half of 2014 proved especially frustrating as the market largely ignored generally strong execution and fundamentals across the Fund’s holdings.

Drilling down to the Fund’s holdings during the trailing 12 months, Avago Technologies Ltd.; Illumina, Inc.; Hanesbrands Inc.; O’Reilly Automotive, Inc.; and Under Armour, Inc. were the top contributors to Fund performance, while Oasis Petroleum Inc.; Dick’s Sporting Goods, Inc.; The Advisory Board Co.; Antero Resources Corp.; and Informatica Corp. were the leading detractors from Fund performance during the reporting period.

Contributors

Avago Technologies is a designer, developer and global supplier of a range of analog semiconductor devices. The company has a diverse product line with over 6,500 products,

4

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

and the company has been particularly effective in the wireless communications and consumer peripheral markets via smart phone components. During the year, Avago consistently delivered strong fundamentals that were boosted by the integration of recently acquired LSI Corp. and Avago’s increased participation in Apple Inc.’s iPhone 6.

Illumina is a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function. Illumina continued to deliver strong results during the reporting period; the stock easily rebounded from the sector’s broad pullback in March 2014.

Hanesbrands is a consumer goods company that designs, manufactures and sells a range of basic apparel. The company operates in five segments: Innerwear, Outerwear, Hosiery, Direct to Consumer and International, with brands that include Hanes, Champion, Playtex, L’eggs and Wonderbra. The market reacted positively to the company’s acquisition of DB Apparel, a move that is expected to be highly accretive.

O’Reilly Automotive is a specialty retailer and supplier of automotive aftermarket parts, tools, supplies, equipment and accessories, catering to both do-it-yourself (DIY) customers and professional service providers. The company has over 4,100 stores across 42 states. Benefiting from favorable weather trends, the company posted market share gains amid a positive reacceleration of fundamentals.

Under Armour is engaged in the development, marketing and distribution of apparel, footwear and accessories for men, women and youth. The company’s products are sold worldwide and are worn by athletes at all levels, from youth to professional. Quite simply, the company continued to crush quarterly expectations.

Detractors

Oasis Petroleum is an independent exploration and production company focused on the development and acquisition of unconventional oil and natural gas resources, primarily in Montana and North Dakota. The continued precipitous drop in oil prices pressured both

Oasis and the entire industry. To further limit the Fund’s exposure to that commodity, we exited the Fund’s position in the fourth quarter of 2014.

Dick’s Sporting Goods is a sports and fitness specialty omni-channel retailer offering a range of brand-name sporting goods equipment, apparel and footwear in a specialty-store environment. The company also owns and operates Golf Galaxy, LLC, a golf specialty retailer. Dick’s Sporting Goods delivered disappointing results and guidance as its hunting and golf segments underperformed. Given the company’s focus on and significant investment in golf within its stores, the company’s negative guidance led us to exit the Fund’s position in the second quarter of 2014.

The Advisory Board Co. provides best-practices research and analysis, software tools, and management and advisory services to the healthcare and education industries. We were disappointed in the company’s recent merger-and-acquisition (M&A) strategy, which produced an unpopular and dilutive acquisition. Given the negative impact to fundamentals and our disappointment in the company’s management, we elected to exit the Fund’s position.

Antero Resources is an independent oil and natural gas company engaged in the exploitation, development and acquisition of natural gas and oil properties located in the Appalachian Basin in West Virginia, Ohio and Pennsylvania. The continued drop in oil prices pressured both Antero and the entire industry.

Informatica is a provider of enterprise data integration, quality, processing, and management software and services. In the third quarter of 2014, the company delivered disappointing results; with no clear remedy for the company’s underwhelming growth, we sold the Fund’s position in favor of new ideas.

Looking ahead, we still believe that U.S. equities remain the place to be invested. We expect fundamentals to continue to increase in relevancy, as investors re-embrace higher-growth and higher-expectation stories. We are confident that the markets are ready for the long-overdue tightening of monetary policy and that the U.S.

5

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

economy will continue to demonstrate resiliency in the face of known and, as of yet, unknown global challenges.

Portfolio Manager:

Kenneth J. Turek, CFA

The following commentary is provided by Wells Capital Management, Inc.

For U.S. equity investors, the phrase “There’s No Place Like Home” proved to be an accurate summary of market activity in 2014. The U.S. economy was among the few globally that produced clear, self-sustaining growth. This positive economic data, coupled with strong corporate earnings, combined to produce squarely positive U.S. equity returns in 2014. Indeed, while U.S. stocks outperformed the vast majority of both developed and emerging markets in 2014, market volatility was a near constant. Beginning in the first quarter of the year, a series of geopolitical and macroeconomic issues began to weigh on investor risk tolerances. Concern over the ultimate path of U.S. monetary policy under a new Fed chair added to the malaise. Given this heightened uncertainty, equity investors sought out the perceived safety of larger-capitalization stocks with lower relative valuations and higher dividend yields. Conversely, higher-growth stocks with premium valuations were, at times, sold indiscriminately with no regard to their underlying fundamentals. Specifically, during a six-week period that stretched through the end of April 2014, the market had absolutely no appetite for higher-growth, higher-valuation equities. Therefore, while 2014 was yet another positive year for U.S. stocks, it also was a year of significant divergence in performance as larger-cap stocks significantly outperformed their smaller-cap peers.

It is our belief that in any market environment, a portfolio must be constructed to balance risk and return. To accomplish this goal, the sleeve of the Fund that we manage comprises three distinct types of growth companies, each with a well-defined range within the overall sleeve. “Core Growth Holdings” represent 40% to 50% of assets. These are companies with very stable growth records, proven management teams and a generally lower level of volatility. Holdings that we define as “Developing Situations” also represent 40% to 50% of the sleeve. These firms, in our belief, are entering a period of accelerated growth driven by a new product, a new business plan or a new management team. The firms are characterized by an attractive valuation level and average volatility. Finally, the remaining 5% to 10% of portfolio assets are dedicated to “Valuation Opportunities.” These holdings carry not only above-average growth potential but also a higher level of volatility. There is always a direct relationship between the team’s conviction level in a stock and its relative weight within the sleeve. This process ensures that our highest-conviction ideas make a significant impact on sleeve performance.

Portfolio Highlights

Positioning within the Fund in the information technology sector was a source of challenge during the reporting period. As investors shed higher-valuation stocks early in 2014, technology holdings were particularly hard hit, given that the innovation implicit in these stocks often is accompanied by premium valuations. Weakness was apparent in shares of Cornerstone Ondemand, Inc. The provider of talent and management software saw its shares decline after the company reported lower sales and earnings than expected. The revenue shortfall was due to timing, with a number of larger consulting service deals being booked toward the end of the third quarter, and not due to weakness in the core business. Fundamentals continue to be strong, with international expansion driving new customer adds. The company also has seen its revenue per user grow as the average number of products per client has increased as well. The Fund’s position in ChannelAdvisor Corp. came under pressure during the reporting period. ChannelAdvisor works with small businesses to aggregate products on multiple online channels, something vendors find daunting given the expanding complexities. The company beat guidance on all metrics, including strong customer additions. Shares declined, however, as stocks with high valuations sold off heavily during April 2014.

6

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

Shares of Fund holdings in industrial railroad company Kansas City Southern Co. declined during the reporting period after the company’s results fell short of expectations. The company’s rail network is strategically positioned to participate in increasing trade between the U.S. and Mexico. Regulatory concerns mandating open access on Mexican rail lines with public pricing transparency arose, however, which threatened Kansas City Southern’s exclusivity agreements within the country. This led to a sell-off in the shares and a compromise to the Fund’s investment thesis. As is consistent with our process, the increased uncertainty led us to sell the Fund’s position in favor of better ideas. Fund holding DigitalGlobe, Inc. a company that provides satellite imagery to federal and local governments as well as private businesses, declined after geopolitical and currency factors hurt sales. In addition, some local governments deferred orders due to budgetary concerns. Despite a business model with extremely high barriers to entry and expectations that the company should experience accelerating free cash flow during the coming years, the visibility into the timing of this acceleration became less clear, and thus we sold the Fund’s position in this stock as well.

Security selection within the Fund in the health care sector proved additive to Fund returns during the reporting period. The Fund’s positioning in the health care sector has long had a dual focus: Firms with the product-specific innovation necessary to improve patient outcomes (“save lives”); or firms with the technology and infrastructure required to improve the efficiency of the healthcare system (“save dollars”). Fund holdings within the biotechnology industry reconcile well with the innovation theme and were significant contributors to Fund performance during the reporting period. Shares of Fund holding Puma Biotechnology, Inc. shot up during the reporting period as positive phase III data for the company’s breast cancer drug, Neratinib, was announced. Results of the study demonstrated that treatment with Neratinib resulted in a 33% improvement in disease-free survival in the adjuvant setting. The Fund’s position in contact lens manufacturer The Cooper Companies, Inc. also contributed to Fund returns during the reporting period. The Cooper Companies enjoys a large market share position and is at the forefront of the move toward daily silicone hydrogel lenses. These lenses offer consumers more comfort and convenience while being more profitable for manufacturers. In July 2014, the company announced the acquisition of Sauflon, a competitor in the daily lens market, thereby enhancing The Cooper Companies’ position in this market.

Portfolio Positioning and Outlook

Looking toward 2015, the outlook for U.S. stocks is somewhat muddied. The U.S. economy clearly is moving forward, and 2014 ended with rising optimism involving consumer confidence. The elixir of falling gas prices, a healthier job market, stable home values and a stronger U.S. dollar is having a positive impact. It’s likely that the U.S. consumer will ratchet up spending in 2015, which could initiate a virtuous cycle of rising business investment. This is a plausible scenario and certainly would be welcomed by equity investors. We are not, however, fully convinced that the U.S. economy is about to shift into high gear. As has become increasingly apparent, global economies are highly interconnected. The ripples from a rising U.S. dollar, fears of global deflation and a massive collapse in commodity prices top the list of global economic issues that remain unresolved.

In this environment, the dilemma of a style-pure growth manager lies in assessing how long an anomalous period will last. Almost any off-benchmark bet, whether it was down market cap, cyclically exposed, long-duration growth or internationally exposed, hurt relative performance in 2014. Chasing index positions or stretching our valuation discipline would compromise our process and is simply not an option. So, despite the Fund’s relative underperformance in 2014, we think it’s critical not to follow the herd. We will instead closely distinguish between fads and fundamentals. The push for yield and rewards for financial engineering is, in our view, an unsustainable condition. Therefore, we must stay the course with discipline around our time-tested investment process as a catalyst eventually will emerge to shake capital in a new direction.

7

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

In the meantime, the Fund remains levered to growth characteristics that temporarily have been left behind. With investors seeking safety, relative valuation multiples of many of the Fund’s names have compressed even as earnings growth revisions have risen. Many of the Fund’s holdings have true pricing power, are benefiting from consolidation, are expanding capacity and are taking market share. The companies held by the Fund are run by innovative management teams with long-term growth outlooks. We continue to have conviction in these Fund holdings and remain comfortable with the resulting high level of active share they produce. We are confident that, as has happened in the past, the Fund is poised to benefit from mean reversion as fundamentals translate to stock price behavior. It is our belief that there is strong pent-up alpha in the Fund that soon will be unlocked.

Portfolio Managers:

Thomas J. Pence, CFA; Michael T. Smith, CFA; and Christopher J. Warner, CFA

The Fund did not hold derivatives during the period.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The NVIT Multi-Manager Mid Cap Growth Fund (Class I) returned 4.04%, underperforming the benchmark by 7.86% and the Lipper peer category median by 4.10% during the reporting period.

•

For Neuberger Berman Management LLC, the Fund’s shift to an underweight in energy proved additive to Fund returns, overcoming the Fund’s underweight to consumer staples, a sector that offered strong performance in the first half of the reporting period.

•

For Wells Capital Management, Inc., positioning within the Fund in the information technology sector was a source of challenge, while the Fund’s security selection in the health care sector proved additive to Fund returns during the reporting period.

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	6.8%
Liabilities in excess of other assets	(4.8)%
100.0%

Top Holdings††

SBA Communications Corp., Class A	2.0%
LKQ Corp.	1.6%
Old Dominion Freight Line, Inc.	1.5%
Polaris Industries, Inc.	1.4%
Affiliated Managers Group, Inc.	1.4%
Wabtec Corp.	1.4%
Palo Alto Networks, Inc.	1.4%
CoStar Group, Inc.	1.4%
Cooper Cos., Inc. (The)	1.3%
Carter’s, Inc.	1.3%
Other Holdings*	85.3%
100.0%

Top Industries††

Specialty Retail	5.8%
Biotechnology	5.6%
Software	5.4%
Machinery	4.9%
Health Care Providers & Services	4.4%
Textiles, Apparel & Luxury Goods	4.3%
Internet Software & Services	3.7%
Semiconductors & Semiconductor Equipment	3.4%
Capital Markets	3.4%
Health Care Equipment & Supplies	3.1%
Other Industries*	56.0%
100.0%

Top Countries††

United States	87.1%
Ireland	2.8%
Netherlands	1.2%
Singapore	0.9%
India	0.5%
China	0.4%
Bermuda	0.4%
United Kingdom	0.2%
Other Countries*	6.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5Yr.	Inception[2]
Class I	4.04%	15.07%	8.08%
Class II	3.72%	14.77%	7.80%
Class Y	4.09%	15.13%	8.16%
Russell Midcap® Growth Index	11.90%	16.94%	11.01%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.88%
Class II	1.13%
Class Y	0.81%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid Cap Growth Fund since inception through 12/31/14 versus performance of the Russell Midcap® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2013 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,034.30	4.31	0.84
	Hypothetical(a)(b)		1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(a)	1,000.00	1,033.40	5.59	1.09
	Hypothetical(a)(b)		1,000.00	1,019.71	5.55	1.09
Class Y Shares	Actual	(a)	1,000.00	1,034.90	3.95	0.77
	Hypothetical(a)(b)		1,000.00	1,021.32	3.92	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.0%

	Shares	Market Value

BERMUDA 0.4%
Specialty Retail 0.4%
Signet Jewelers Ltd.	27,500	$3,618,175

CHINA 0.5%
Internet & Catalog Retail 0.5%
Vipshop Holdings Ltd., ADR*	226,485	4,425,517

INDIA 0.5%
Internet & Catalog Retail 0.5%
MakeMyTrip Ltd.*	188,491	4,898,881

IRELAND 3.0%
Biotechnology 1.1%
Alkermes PLC*	188,200	11,020,992

Pharmaceuticals 1.3%
Endo International PLC*	65,000	4,687,800
Jazz Pharmaceuticals PLC*	46,000	7,531,580

		12,219,380

Software 0.6%
FleetMatics Group PLC* (a)	155,050	5,502,725

		28,743,097

NETHERLANDS 1.2%
Electrical Equipment 0.7%
Sensata Technologies Holding NV*	130,714	6,850,721

Semiconductors & Semiconductor Equipment 0.5%
NXP Semiconductors NV*	67,500	5,157,000

		12,007,721

SINGAPORE 1.0%
Semiconductors & Semiconductor Equipment 1.0%
Avago Technologies Ltd.	95,000	9,556,050

UNITED KINGDOM 0.2%
Pharmaceuticals 0.2%
GW Pharmaceuticals PLC, ADR* (a)	24,900	1,685,232

UNITED STATES 91.2%
Aerospace & Defense 0.8%
TASER International, Inc.* (a)	292,600	7,748,048

Airlines 1.5%
Alaska Air Group, Inc.	105,000	6,274,800
Spirit Airlines, Inc.*	111,000	8,389,380

		14,664,180

Auto Components 0.6%
Gentherm, Inc.*	163,863	6,000,663

Banks 1.1%
SVB Financial Group*	41,500	4,816,905
Texas Capital Bancshares, Inc.*	113,528	6,167,976

		10,984,881

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Beverages 0.6%
Constellation Brands, Inc., Class A*	62,900	$6,174,893

Biotechnology 4.7%
Alnylam Pharmaceuticals, Inc.*	56,200	5,451,400
AMAG Pharmaceuticals, Inc.*	68,800	2,932,256
BioMarin Pharmaceutical, Inc.*	137,248	12,407,220
Bluebird Bio, Inc.*	30,000	2,751,600
Cepheid*	132,067	7,150,107
Novavax, Inc.* (a)	595,679	3,532,376
NPS Pharmaceuticals, Inc.*	81,748	2,924,126
Puma Biotechnology, Inc.* (a)	30,500	5,772,735
United Therapeutics Corp.*	17,500	2,266,075

		45,187,895

Building Products 0.5%
Fortune Brands Home & Security, Inc.	110,000	4,979,700

Capital Markets 3.5%
Affiliated Managers Group, Inc.*	68,700	14,580,888
Raymond James Financial, Inc.	184,500	10,570,005
SEI Investments Co.	229,300	9,181,172

		34,332,065

Chemicals 1.8%
Axalta Coating Systems Ltd.*	233,188	6,067,552
PolyOne Corp.	87,500	3,317,125
W.R. Grace & Co.*	83,200	7,936,448

		17,321,125

Commercial Services & Supplies 0.8%
Stericycle, Inc.*	60,000	7,864,800

Communications Equipment 1.9%
F5 Networks, Inc.*	35,000	4,566,275
Palo Alto Networks, Inc.*	113,643	13,929,223

		18,495,498

Construction & Engineering 0.4%
Quanta Services, Inc.*	142,800	4,054,092

Consumer Finance 0.5%
PRA Group, Inc.* (a)	82,500	4,779,225

Containers & Packaging 0.7%
Packaging Corp. of America	83,500	6,517,175

Distributors 1.6%
LKQ Corp.*	563,370	15,841,964

Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.*	157,900	7,422,879
Service Corp. International	90,000	2,043,000

		9,465,879

Diversified Financial Services 0.5%
CBOE Holdings, Inc.	77,500	4,915,050

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electrical Equipment 1.9%
Acuity Brands, Inc.	75,700	$10,603,299
AMETEK, Inc.	140,000	7,368,200

		17,971,499

Electronic Equipment, Instruments & Components 2.7%
Amphenol Corp., Class A	90,000	4,842,900
CDW Corp.	135,000	4,747,950
Cognex Corp.*	178,800	7,389,804
FEI Co.	65,700	5,935,995
Zebra Technologies Corp., Class A*	47,500	3,676,975

		26,593,624

Food & Staples Retailing 0.4%
PriceSmart, Inc.	47,500	4,332,950

Food Products 1.4%
Pinnacle Foods, Inc.	100,000	3,530,000
TreeHouse Foods, Inc.*	55,000	4,704,150
WhiteWave Foods Co. (The)*	145,000	5,073,550

		13,307,700

Health Care Equipment & Supplies 3.3%
Cooper Cos., Inc. (The)	79,100	12,821,319
DexCom, Inc.*	99,171	5,459,364
IDEXX Laboratories, Inc.*	49,000	7,265,230
Teleflex, Inc.	20,000	2,296,400
Wright Medical Group, Inc.* (a)	150,000	4,030,500

		31,872,813

Health Care Providers & Services 4.7%
Acadia Healthcare Co., Inc.*	127,500	7,804,275
Community Health Systems, Inc.*	95,700	5,160,144
Envision Healthcare Holdings, Inc.*	346,193	12,009,435
HealthSouth Corp.	77,500	2,980,650
Omnicare, Inc.	52,500	3,828,825
Universal Health Services, Inc., Class B	57,500	6,397,450
VCA, Inc.*	141,900	6,920,463

		45,101,242

Health Care Technology 1.5%
athenahealth, Inc.* (a)	45,800	6,673,060
Cerner Corp.*	120,000	7,759,200

		14,432,260

Hotels, Restaurants & Leisure 2.8%
Bloomin’ Brands, Inc.*	102,500	2,537,900
Buffalo Wild Wings, Inc.*	25,000	4,509,500
Domino’s Pizza, Inc.	89,300	8,409,381
Extended Stay America, Inc.	181,900	3,512,489
Krispy Kreme Doughnuts, Inc.*	304,300	6,006,882
MGM Resorts International*	120,000	2,565,600

		27,541,752

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Household Durables 0.5%
Jarden Corp.*	67,500	$3,231,900
Newell Rubbermaid, Inc.	52,200	1,988,298

		5,220,198

Industrial Conglomerates 1.6%
Carlisle Cos., Inc.	94,200	8,500,608
Roper Industries, Inc.	45,000	7,035,750

		15,536,358

Information Technology Services 3.1%
Alliance Data Systems Corp.*	30,000	8,581,500
Euronet Worldwide, Inc.*	94,382	5,181,572
Fiserv, Inc.*	50,000	3,548,500
FleetCor Technologies, Inc.*	32,500	4,833,075
Vantiv, Inc., Class A*	231,616	7,856,415

		30,001,062

Insurance 0.1%
eHealth, Inc.*	33,940	845,785

Internet & Catalog Retail 0.8%
HomeAway, Inc.*	186,290	5,547,716
Liberty Interactive Corp. Series A*	82,500	2,427,150

		7,974,866

Internet Software & Services 3.9%
Akamai Technologies, Inc.*	52,500	3,305,400
Cornerstone OnDemand, Inc.* (a)	168,300	5,924,160
CoStar Group, Inc.*	74,962	13,765,271
Demandware, Inc.*	60,000	3,452,400
Shutterstock, Inc.* (a)	92,635	6,401,079
Yelp, Inc.*	92,420	5,058,147

		37,906,457

Leisure Products 1.5%
Polaris Industries, Inc.	96,822	14,643,359

Life Sciences Tools & Services 0.6%
Illumina, Inc.*	32,500	5,998,850

Machinery 5.1%
Allison Transmission Holdings, Inc.	190,600	6,461,340
Graco, Inc.	80,049	6,418,329
PACCAR, Inc.	52,500	3,570,525
Pall Corp.	60,000	6,072,600
Proto Labs, Inc.* (a)	82,300	5,527,268
Snap-on, Inc.	51,600	7,055,784
Wabtec Corp.	166,300	14,449,807

		49,555,653

Media 1.3%
Charter Communications, Inc., Class A*	21,000	3,499,020
Cinemark Holdings, Inc.	242,800	8,638,824

		12,137,844

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multiline Retail 0.9%
Dollar Tree, Inc.*	82,500	$5,806,350
Tuesday Morning Corp.* (a)	115,000	2,495,500

		8,301,850

Oil, Gas & Consumable Fuels 2.3%
Antero Resources Corp.* (a)	70,000	2,840,600
Cabot Oil & Gas Corp.	80,000	2,368,800
Concho Resources, Inc.*	37,500	3,740,625
Delek US Holdings, Inc.	117,800	3,213,584
Diamondback Energy, Inc.*	110,200	6,587,756
Rice Energy, Inc.*	96,700	2,027,799
Sanchez Energy Corp.* (a)	199,951	1,857,545

		22,636,709

Pharmaceuticals 1.5%
Akorn, Inc.* (a)	135,000	4,887,000
Hospira, Inc.*	30,000	1,837,500
Mylan, Inc.*	82,500	4,650,525
Salix Pharmaceuticals Ltd.*	27,500	3,160,850

		14,535,875

Professional Services 1.4%
IHS, Inc., Class A*	52,569	5,986,558
Nielsen NV	50,000	2,236,500
WageWorks, Inc.*	77,500	5,004,175

		13,227,233

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	37,500	5,622,375

Road & Rail 2.7%
J.B. Hunt Transport Services, Inc.	50,000	4,212,500
Old Dominion Freight Line, Inc.*	199,400	15,481,416
Swift Transportation Co.*	237,737	6,806,410

		26,500,326

Semiconductors & Semiconductor Equipment 2.1%
Cavium, Inc.*	72,500	4,481,950
Lam Research Corp.	60,000	4,760,400
Monolithic Power Systems, Inc.	77,500	3,854,850
SunEdison, Inc.* (a)	125,000	2,438,750
Veeco Instruments, Inc.*	127,400	4,443,712

		19,979,662

Software 5.2%
Activision Blizzard, Inc.	225,000	4,533,750
Autodesk, Inc.*	45,000	2,702,700
Electronic Arts, Inc.*	67,500	3,173,513
Guidewire Software, Inc.*	137,800	6,976,814
ServiceNow, Inc.*	177,078	12,014,741
Solera Holdings, Inc.	36,510	1,868,582
Splunk, Inc.*	41,800	2,464,110
Synchronoss Technologies, Inc.*	100,000	4,186,000
Tableau Software, Inc., Class A*	72,403	6,136,878

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Software (continued)
Ultimate Software Group, Inc. (The)*	20,000	$2,936,300
Workday, Inc., Class A*	37,500	3,060,375

		50,053,763

Specialty Retail 5.6%
Advance Auto Parts, Inc.	69,438	11,060,084
Lithia Motors, Inc., Class A	119,000	10,316,110
O’Reilly Automotive, Inc.*	45,500	8,764,210
Restoration Hardware Holdings, Inc.* (a)	69,336	6,656,949
Ross Stores, Inc.	60,000	5,655,600
Tractor Supply Co.	77,500	6,108,550
Williams-Sonoma, Inc.	75,000	5,676,000

		54,237,503

Technology Hardware, Storage & Peripherals 1.5%
Nimble Storage, Inc.* (a)	227,000	6,242,500
SanDisk Corp.	45,000	4,409,100
Stratasys Ltd.* (a)	49,250	4,093,168

		14,744,768

Textiles, Apparel & Luxury Goods 4.5%
Carter’s, Inc.	146,600	12,799,646
Hanesbrands, Inc.	72,500	8,092,450
Kate Spade & Co.*	326,918	10,464,645
Under Armour, Inc., Class A* (a)	178,900	12,147,310

		43,504,051

Trading Companies & Distributors 1.1%
United Rentals, Inc.*	104,100	10,619,241

Wireless Telecommunication Services 2.1%
SBA Communications Corp., Class A*	182,829	20,250,140

		884,514,901

Total Common Stocks (cost $731,332,958)		949,449,574

Repurchase Agreements 6.8%

	Principal Amount

Barclays Capital, Inc., 0.05%, dated 12/31/2014, due 01/02/2015, repurchase price $15,000,042, collateralized by U.S. Government Treasury Securities, 2.50%, maturing 05/15/2024; total market value $15,300,006. (b)(c)	$15,000,000	15,000,000

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/2014, due 01/02/2015, repurchase price $15,908,355, collateralized by U.S. Government Agency Securities ranging from 1.63%-4.00%, maturing 11/20/2021-02/20/2044; total market value $16,226,512. (b)(c)	$15,908,285	$15,908,285
Goldman Sachs & Co., 0.08%, dated 12/31/2014, due 01/02/2015, repurchase price $30,000,133, collateralized by U.S. Government Agency Securities ranging from 1.63%-7.00%, maturing 08/20/2018-09/20/2044; total market value $30,600,000. (b)(c)	30,000,000	30,000,000
Morgan Stanley & Co., Inc., 0.08%, dated 12/31/2014, due 01/02/2015, repurchase price $5,000,022, collateralized by U.S. Government Agency Securities, 4.50%, maturing 06/20/2040; total market value $5,100,000. (b)(c)	5,000,000	5,000,000

Total Repurchase Agreements (cost $65,908,285)		65,908,285

Total Investments (cost $797,241,243) (d) — 104.8%		1,015,357,859
Liabilities in excess of other assets — (4.8)%		(46,597,091)

NET ASSETS — 100.0%		$968,760,768

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $76,160,682, which was collateralized by a repurchase agreement with a value of $65,908,285 and $12,364,563 of collateral in the form of U.S. Government treasury and Agency Securities, interest rates ranging from 0.00% - 4.75%, and maturity dates ranging from 01/08/15 - 08/15/43, a total value of $78,272,848.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $65,908,285.
(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investments, at value* (cost $731,332,958)	$949,449,574
Repurchase agreements, at value (cost $65,908,285)	65,908,285

Total Investments, at value (total cost $797,241,243)	1,015,357,859

Cash	20,003,500
Dividends receivable	866,633
Security lending income receivable	30,194
Receivable for investments sold	5,084,875
Receivable for capital shares issued	126,900
Prepaid expenses	1,658

Total Assets	1,041,471,619

Liabilities:
Payable for investments purchased	5,093,625
Payable for capital shares redeemed	978,382
Payable upon return of securities loaned (Note 2)	65,908,285
Accrued expenses and other payables:
Investment advisory fees	591,222
Fund administration fees	26,750
Distribution fees	28,477
Administrative servicing fees	40,917
Accounting and transfer agent fees	270
Custodian fees	2,769
Compliance program costs (Note 3)	769
Professional fees	21,477
Printing fees	16,714
Other	1,194

Total Liabilities	72,710,851

Net Assets	$968,760,768

Represented by:
Capital	$622,770,097
Accumulated net realized gains from investments	127,874,055
Net unrealized appreciation/(depreciation) from investments	218,116,616

Net Assets	$968,760,768

*	Includes value of securities on loan of $76,160,682 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund
Net Assets:
Class I Shares	$413,817,883
Class II Shares	134,689,916
Class Y Shares	420,252,969

Total	$968,760,768

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	32,902,647
Class II Shares	10,950,929
Class Y Shares	33,191,910

Total	77,045,486

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.58
Class II Shares	$12.30
Class Y Shares	$12.66

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,279,550
Income from securities lending (Note 2)	244,700
Interest income	8,302
Foreign tax withholding	(2,250)

Total Income	4,530,302

EXPENSES:
Investment advisory fees	7,127,591
Fund administration fees	309,791
Distribution fees Class II Shares	340,441
Administrative servicing fees Class I Shares	293,494
Administrative servicing fees Class II Shares	95,324
Professional fees	60,765
Printing fees	27,103
Trustee fees	27,171
Custodian fees	37,326
Accounting and transfer agent fees	1,762
Compliance program costs (Note 3)	3,066
Other	22,728

Total expenses before earnings credit and fees waived	8,346,562

Earnings credit (Note 4)	(44)
Investment advisory fees waived (Note 3)	(278,529)

Net Expenses	8,067,989

NET INVESTMENT LOSS	(3,537,687)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	131,750,839
Net change in unrealized appreciation/(depreciation) from investments	(90,948,553)

Net realized/unrealized gains from investments	40,802,286

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,264,599

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(3,537,687)	$(2,757,761)
Net realized gains from investments	131,750,839	119,208,500
Net change in unrealized appreciation/(depreciation) from investments	(90,948,553)	172,237,200

Change in net assets resulting from operations	37,264,599	288,687,939

Distributions to Shareholders From:
Net realized gains:
Class I	(50,784,512)	(29,690,639)
Class II	(16,722,089)	(9,889,755)
Class Y	(49,447,826)	(24,669,799)

Change in net assets from shareholder distributions	(116,954,427)	(64,250,193)

Change in net assets from capital transactions	62,371,786	(25,772,933)

Change in net assets	(17,318,042)	198,664,813

Net Assets:
Beginning of year	986,078,810	787,413,997

End of year	$968,760,768	$986,078,810

Accumulated distributions in excess of net investment income at end of year	$—	$(2,656,763)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,437,502	$8,572,518
Dividends reinvested	50,784,512	29,690,639
Cost of shares redeemed	(59,551,849)	(61,589,045)

Total Class I Shares	(1,329,835)	(23,325,888)

Class II Shares
Proceeds from shares issued	19,791,911	15,197,491
Dividends reinvested	16,722,089	9,889,755
Cost of shares redeemed	(35,116,004)	(40,258,029)

Total Class II Shares	1,397,996	(15,170,783)

Class Y Shares
Proceeds from shares issued	45,443,494	17,005,240
Dividends reinvested	49,447,826	24,669,799
Cost of shares redeemed	(32,587,695)	(28,951,301)

Total Class Y Shares	62,303,625	12,723,738

Change in net assets from capital transactions	$62,371,786	$(25,772,933)

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	573,581	664,689
Reinvested	4,135,547	2,343,381
Redeemed	(4,545,892)	(4,981,823)

Total Class I Shares	163,236	(1,973,753)

Class II Shares
Issued	1,500,649	1,285,815
Reinvested	1,391,189	793,720
Redeemed	(2,712,217)	(3,355,124)

Total Class II Shares	179,621	(1,275,589)

Class Y Shares
Issued	3,464,318	1,349,008
Reinvested	4,000,633	1,937,926
Redeemed	(2,455,486)	(2,367,772)

Total Class Y Shares	5,009,465	919,162

Total change in shares	5,352,322	(2,330,180)

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013 (c)	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%
Year Ended December 31, 2012 (c)	$10.19	–	1.52	1.52	(1.07)	(1.07)	$10.64	14.90%		$369,497,291	0.87%	–		0.89%	79.49%
Year Ended December 31, 2011 (c)	$10.64	(0.05)	(0.40)	(0.45)	–	–	$10.19	(4.23%	)	$377,848,284	0.89%	(0.44%	)	0.89%	139.33%
Year Ended December 31, 2010 (c)	$8.39	(0.02)	2.27	2.25	–	–	$10.64	26.82%		$465,324,931	0.90%	(0.23%	)	0.92%	85.24%

Class II Shares
Year Ended December 31, 2014 (c)	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013 (c)	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%
Year Ended December 31, 2012 (c)	$10.09	(0.03)	1.51	1.48	(1.07)	(1.07)	$10.50	14.64%		$126,506,762	1.12%	(0.24%	)	1.14%	79.49%
Year Ended December 31, 2011 (c)	$10.56	(0.07)	(0.40)	(0.47)	–	–	$10.09	(4.45%	)	$135,634,593	1.14%	(0.69%	)	1.14%	139.33%
Year Ended December 31, 2010 (c)	$8.35	(0.04)	2.25	2.21	–	–	$10.56	26.47%		$163,001,390	1.15%	(0.47%	)	1.17%	85.24%

Class Y Shares
Year Ended December 31, 2014 (c)	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013 (c)	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%
Year Ended December 31, 2012 (c)	$10.22	0.01	1.53	1.54	(1.07)	(1.07)	$10.69	15.07%		$291,409,944	0.80%	0.09%		0.82%	79.49%
Year Ended December 31, 2011 (c)	$10.66	(0.04)	(0.40)	(0.44)	–	–	$10.22	(4.13%	)	$256,294,969	0.82%	(0.37%	)	0.82%	139.33%
Year Ended December 31, 2010 (c)	$8.41	(0.01)	2.26	2.25	–	–	$10.66	26.75%		$288,919,846	0.83%	(0.12%	)	0.84%	85.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014 , the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

23

Notes to Financial Statements (Continued)

December 31, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

24

Notes to Financial Statements (Continued)

December 31, 2014

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$949,449,574	$—	$—	$949,449,574
Repurchase Agreements	—	65,908,285	—	65,908,285
Total	$949,449,574	$65,908,285	$—	$1,015,357,859

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

25

Notes to Financial Statements (Continued)

December 31, 2014

Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.05%, dated 12/31/14, due 01/02/15, repurchase price $220,000,611, collateralized by a U.S. Government Treasury Note, 2.50%, maturing 05/15/24; total market value $224,400,084.

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

Morgan Stanley, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $50,000,222, collateralized by U.S. Government Agency Security, 4.50%, maturing 06/20/40; total market value $51,000,000

26

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo{s} was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital Inc	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
Credit Suisse (USA) LLC	15,908,285	—	15,908,285	(15,908,285)	—
Goldman Sachs & Co.	30,000,000	—	30,000,000	(30,000,000)	—
Morgan Stanley & Co., Inc	5,000,000	—	5,000,000	(5,000,000)	—
Total	$65,908,285	$—	$65,908,285	$(65,908,285)	$—

Amounts	designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

27

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to reclassification of net operating losses and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment income	Accumulated net realized gains from investments
$(3,537,687)	$6,194,450	$(2,656,763)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28

Notes to Financial Statements (Continued)

December 31, 2014

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.75%, and after voluntary fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

29

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, there were no cumulative potential reimbursements.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $278,529, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $309,791 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,066.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $388,818 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.07% and 0.07% for Class I and Class II shares, respectively.

4.  Bank Loans and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

30

Notes to Financial Statements (Continued)

December 31, 2014

require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $658,810,184 and sales of $729,201,483 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements

31

Notes to Financial Statements (Continued)

December 31, 2014

and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $68,181 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,541,512	$94,412,915	$116,954,427	$—	$116,954,427

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$64,250,193	$64,250,193	$—	$64,250,193

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$—	$129,449,090	$129,449,090	$—	$216,541,581	$345,990,671

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$798,816,278	$237,885,789	$(21,344,208)	$216,541,581

32

Notes to Financial Statements (Continued)

December 31, 2014

11. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

34

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.68%.

The Fund designates $94,412,915, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

39

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

41

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

43

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

44

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

45

Annual Report

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund

AR-MM-MCV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Value Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Mid Cap Value Fund (Class Y) returned 17.33% versus 14.75% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 58 funds as of December 31, 2014) was 12.05% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management L.L.P.

The following commentary is provided by American Century Investment Management, Inc.

U.S. stocks posted solid gains for the year. During the second half of the year, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace, and inflation remained below the Federal Reserve’s target for raising interest rates. Nine of the 10 sectors in the Russell Midcap Value Index generated positive returns. The health care, telecommunications services, and utilities sectors recorded the greatest gains. The energy sector declined.

The Fund’s outperformance during the reporting period was due primarily to security selection. Selection among information technology companies contributed the most to relative Fund results for the period. In the industrials and energy sectors, security selection added value, but overweights in both sectors offset some of the gain. Security selection in the financials and materials sectors detracted from relative Fund performance during the reporting period.

Portfolio Performance

Merger-and-acquisition (M&A) activity served as a tailwind for several of the Fund’s holdings. In the consumer staples sector, Fund holding The Hillshire Brands Co. was a top contributor for the Fund during the reporting period. The Hillshire Brands’ share price appreciated when the company announced that it was being acquired by Tyson Foods, Inc. Fund holding and health care company CareFusion Corp. appreciated after accepting a buyout offer from Becton, Dickinson and Co. at a nearly 30% premium to the price at which the stock was trading at the time of the offer.

Lowe’s Cos., Inc. was another Fund holding that also was a top contributor for the Fund amid strong home remodeling demand, better-than-expected margin improvement and long-term guidance that beat expectations.

In the information technology sector, Fund holding Applied Materials, Inc. enhanced relative Fund results during the reporting period. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. In addition, the firm is working toward closing an acquisition that would be highly accretive.

In the energy sector, the Fund’s position in Apache Corp. declined during the reporting period as the price of crude oil plunged during the fourth quarter of 2014. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations and the Organization of the Petroleum Exporting Countries’ (OPEC) unwillingness to curtail production in the wake of falling prices all drove weakness in the crude oil price.

4

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

Global aluminum fabricator Constellium NV, another Fund holding, detracted from Fund returns during the reporting period as an acquisition increased its debt burden. In addition, the company announced its intent to increase capacity during the next three years, which could limit its free cash flow generation.

Industrial conglomerate and Fund holding Koninklijke Philips NV underperformed during the reporting period as a result of continued investor concern about the company’s announcement early in 2014 that it anticipated a drag on earnings in the near term. In addition, the company lost a patent infringement case and was ordered to pay a settlement to Masimo Corp. The team still believes the stock has an attractive valuation and that the company is moving toward improved operating margins.

Exchange-traded funds (ETFs) and futures occasionally are used to equitize cash and temporarily gain sector exposure. The Fund had one ETF position and also utilized forward currency contracts to reduce risk that can result from currency fluctuations in foreign equity investments. The total impact of derivatives to the Fund during the year ended December 31, 2014, was positive, contributing 69 basis points (bps) to return.

Derivatives do not play a substantial role in the investment process.

Positioning for the Future

As of December 31, 2014, the team saw attractive opportunities in industrials, consumer staples and energy, as reflected by the Fund’s overweights in these sectors. Conversely, smaller relative weightings were given to financials, consumer discretionary and materials stocks.

In the industrials sector, the Fund added a position in Clean Harbors, Inc. The company is an environmental waste services franchise in an industry with substantial barriers to entry. Recent execution issues, bad capital allocation decisions and poor end-market conditions have weighed on the stock, creating an attractive opportunity to invest in what the team believes is a high-quality company.

Among energy names, the Fund initiated a position in Occidental Petroleum Corp. after the stock price was beaten down by weakness in crude oil prices. After completing the spin-off of its California assets into a separate company, Occidental Petroleum offers an attractive dividend yield and has a strong balance sheet.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The following commentary is provided by Thompson, Siegel & Walmsley LLC

During the 12-month reporting period, the equity markets in the U.S. were driven by uncertainty over a fragile economic recovery coupled with investor concerns about the Fed’s tapering (reduction) of its stimulus program. Global issues further exacerbated the situation, including turmoil in the Middle East and Eastern Europe, political tension in Hong Kong, terrorism, the human tragedy of Ebola, strained sovereign balance sheets and persistent disinflation, to name a few. Mid-capitalization equity managers had a difficult time getting ahead of the benchmark amid the volatility. Strong stock selection and an overweight position within the Fund in utilities made the sector the top contributor to relative Fund returns, with all eight Fund holdings in utilities outperforming their counterparts in the sector within the benchmark for the year. In addition to strong earnings, yield-sensitive utilities benefited from the market’s expectations that interest rates could remain low for the foreseeable future as rapidly declining oil prices might hamper the Fed’s ability to raise rates. Fund name Windstream Holdings, Inc. led the group as investors pushed the stock higher when the company announced in July 2014 that it planned to convert to a tax-advantaged real estate investment trust (REIT) structure.

Technology also was a top contributor to Fund returns during the reporting period, thanks to the Fund’s stock selection and an overweight position in the sector in relation to the benchmark. Like Windstream Holdings, Equinix, Inc., a provider of network-neutral data center and colocation services, was a top performer mainly due to the

5

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

company’s plan to convert to a tax-advantaged REIT structure. Additional contributors to Fund returns in the sector included Fund holdings in graphical processor producer NVIDIA Corp., mobile communications company BlackBerry Ltd. and semiconductor equipment manufacturer Lam Research Corp.

Financials holdings in the Fund comprised the only significant detractor from relative Fund returns for the year. The Fund’s position in Ocwen Financial Corp. was the primary detractor from both relative and absolute Fund returns as the company traded lower on concerns about the continued escalation of costs to meet new regulatory requirements and a recent settlement with the New York Department of Financial Services. A position within the Fund in Loews Corp. also was a laggard during the reporting period. Despite an announcement in January 2014 of strong fourth-quarter 2013 earnings driven by the company’s insurance business, investors were worried about negative developments in two of the company’s natural gas businesses.

Portfolio Manager:

Brett P. Hawkins, CFA

The following commentary is provided by WEDGE Capital Management L.L.P.

Overall, mid-cap stocks outperformed small-cap stocks in 2014 and performed roughly in line with large-cap stocks for the period. Since 2009, however, mid-cap stocks have outperformed both small- and large-caps. Though a large percentage of active mid-cap value managers were successful in beating the Russell Midcap Value Index in the fourth quarter of 2014, that task was more challenging for the full year. WEDGE Capital Management was in the minority of active mid-cap value managers that were successful in outperforming the index in both the fourth quarter and calendar-year 2014.

Positive stock selection in the Fund within capital goods, insurance and health care drove the Fund’s relative outperformance during the reporting period. Specific to the capital goods sector, aerospace component parts manufacturer TransDigm Group Inc. delivered a 40% annual return, and shipbuilder Huntington Ingalls Industries, Inc. was up 26% on improving profit margins. Both of the Fund’s holdings in health care companies performed extremely well in 2014. CareFusion Corp.’s stock price rallied 49% on the announcement that the medical technology company would be acquired by Becton, Dickinson and Co. Hospital operator HCA Inc. rose 54% on strong hospital admission growth and low cost of capital. Given the significant drop in oil prices late in the year, the Fund’s slight overweight to the energy sector was a slight detractor from relative Fund performance. Stock selection and an underweight position within the Fund in technology also negatively affected Fund performance during the reporting period.

Throughout 2014, the Fund maintained a cyclical rather than a defensive bias. Furthermore, the Fund favored industrial rather than consumer-oriented sectors. During the year, we endeavored to trim the Fund’s significant overweight to the capital goods sector. We remain cognizant of the Fund’s significant underweight in technology, specifically information technology hardware.

Though interest rates ended the year lower than they were at the start, which was contrary to consensus estimates, WEDGE Capital Management anticipates an eventual increase in interest rates as the U.S. economy continues to recover and expand. We believe the Fund remains structured with the potential to benefit from increasing interest rates. We continue to expend the majority of our research efforts on finding high-quality companies that are undervalued because of a period of uncertainty or change, regardless of the sectors in which they reside. These companies should have better margins and returns on capital than the average company in the Fund’s benchmark.

6

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

Portfolio Managers:

John Carr; John Norman; and Paul VeZolles, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The NVIT Multi-Manager Mid Cap Value Fund (Class Y) returned 17.33%, outperforming the benchmark by 2.58% and the Lipper peer category median by 5.28% during the reporting period

•

For American Century Investment Management, Inc., the Fund’s outperformance was due primarily to security selection. Security selection in the financials and materials sectors detracted from relative Fund performance during the reporting period

•

For Thompson, Siegel &Walmsley LLC, strong stock selection and an overweight position within the Fund in utilities made the sector the top contributor to relative Fund returns, with all eight Fund holdings in utilities outperforming their counterparts in the sector within the benchmark for the year. Financials holdings in the Fund comprised the only significant detractor from relative Fund returns for the year

•

For WEDGE Capital Management L.L.P., positive stock selection in the Fund within capital goods, insurance and health care drove the Fund’s relative outperformance during the reporting period. Given the significant drop in oil prices late in the year, the Fund’s slight overweight to the energy sector was a slight detractor from relative Fund performance during the reporting period

Asset Allocation†

Common Stocks	97.2%
Exchange Traded Fund	0.8%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	1.9%
100.0%

Top Industries††

Insurance	12.1%
Electric Utilities	6.0%
Real Estate Investment Trusts (REITs)	5.9%
Banks	5.6%
Information Technology Services	4.6%
Health Care Providers & Services	4.2%
Commercial Services & Supplies	3.9%
Containers & Packaging	3.8%
Multi-Utilities	3.8%
Oil, Gas & Consumable Fuels	3.7%
Other Industries*	46.4%
100.0%

Top Holdings††

Allstate Corp. (The)	2.4%
Computer Sciences Corp.	2.1%
Brunswick Corp.	1.7%
HCC Insurance Holdings, Inc.	1.7%
Ashland, Inc.	1.7%
PG&E Corp.	1.6%
Lincoln National Corp.	1.6%
Werner Enterprises, Inc.	1.6%
M&T Bank Corp.	1.5%
Nordstrom, Inc.	1.5%
Other Holdings*	82.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

8

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	Inception[2]
Class I	17.15%	16.82%	11.09%
Class II	17.02%	16.64%	10.89%
Class Y	17.33%	16.92%	11.18%
Russell Midcap® Value Index	14.75%	17.43%	10.98%
CPI	0.76%	1.69%	1.42%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.96%
Class II	1.07%
Class Y	0.81%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Mid Cap Value Fund since inception through 12/31/14 versus performance of the Russell Midcap® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,068.10	4.90	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Class II Shares	Actual	(a)	1,000.00	1,067.80	5.47	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Class Y Shares	Actual	(a)	1,000.00	1,069.20	4.12	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 2.9%
BAE Systems PLC	173,060	$1,265,621
Exelis, Inc.	517,632	9,074,089
Huntington Ingalls Industries, Inc.	42,649	4,796,307
Northrop Grumman Corp.	21,419	3,156,946
Textron, Inc.	36,646	1,543,163
TransDigm Group, Inc.	71,100	13,960,485

		33,796,611

Airlines 0.5%
Copa Holdings SA, Class A	52,500	5,441,100

Auto Components 2.3%
Autoliv, Inc.	12,065	1,280,338
Dana Holding Corp.	684,800	14,887,552
Delphi Automotive PLC	141,400	10,282,608

		26,450,498

Banks 5.6%
Bank of Hawaii Corp.	34,520	2,047,381
BB&T Corp.	42,375	1,647,964
BOK Financial Corp.	29,048	1,744,042
CIT Group, Inc.	339,500	16,238,285
Comerica, Inc.	38,553	1,805,822
Commerce Bancshares, Inc.	92,046	4,003,087
Cullen/Frost Bankers, Inc.	26,028	1,838,618
First Republic Bank	85,400	4,451,048
M&T Bank Corp.	137,666	17,293,603
PNC Financial Services Group, Inc. (The)	44,823	4,089,202
SunTrust Banks, Inc.	50,402	2,111,844
TCF Financial Corp.	257,121	4,085,653
Westamerica Bancorporation	57,260	2,806,885

		64,163,434

Capital Markets 1.6%
Franklin Resources, Inc.	29,480	1,632,307
LPL Financial Holdings, Inc.	65,138	2,901,898
Northern Trust Corp.	139,954	9,432,900
State Street Corp.	28,995	2,276,107
T. Rowe Price Group, Inc.	20,060	1,722,352

		17,965,564

Chemicals 1.9%
Ashland, Inc.	158,200	18,946,032
Mosaic Co. (The)	56,802	2,593,011

		21,539,043

Commercial Services & Supplies 3.9%
ADT Corp. (The)	327,177	11,853,623
Clean Harbors, Inc.*	54,471	2,617,332
Republic Services, Inc.	358,858	14,444,034
Steelcase, Inc., Class A	714,600	12,827,070
Tyco International PLC	66,350	2,910,111

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	16,357	$839,441

		45,491,611

Communications Equipment 1.0%
ARRIS Group, Inc.*	124,700	3,764,693
EchoStar Corp., Class A*	124,043	6,512,258
Harris Corp.	22,865	1,642,164

		11,919,115

Consumer Finance 0.3%
Navient Corp.	162,900	3,520,269

Containers & Packaging 3.8%
Bemis Co., Inc.	240,819	10,887,427
Owens-Illinois, Inc.*	458,300	12,369,517
Rexam PLC, ADR-UK	355,699	12,392,553
Sonoco Products Co.	201,281	8,795,980

		44,445,477

Diversified Consumer Services 0.6%
H&R Block, Inc.	212,900	7,170,472

Diversified Telecommunication Services 0.2%
CenturyLink, Inc.	69,102	2,735,057

Electric Utilities 6.0%
Edison International	72,629	4,755,747
Great Plains Energy, Inc.	470,229	13,359,206
Northeast Utilities	26,312	1,408,218
OGE Energy Corp.	21,350	757,498
Pinnacle West Capital Corp.	205,700	14,051,367
PPL Corp.	308,200	11,196,906
Southern Co. (The)	32,950	1,618,175
Westar Energy, Inc.	327,833	13,519,833
Xcel Energy, Inc.	229,923	8,258,834

		68,925,784

Electrical Equipment 0.9%
Babcock & Wilcox Co. (The)	241,500	7,317,450
Emerson Electric Co.	52,907	3,265,949

		10,583,399

Electronic Equipment, Instruments & Components 1.3%
CDW Corp.	80,200	2,820,634
Keysight Technologies, Inc.*	296,229	10,003,653
TE Connectivity Ltd.	44,292	2,801,469

		15,625,756

Energy Equipment & Services 1.3%
Cameron International Corp.*	45,310	2,263,235
Nabors Industries Ltd.	292,000	3,790,160
SEACOR Holdings, Inc.*	114,200	8,429,102

		14,482,497

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.8%
Sysco Corp.	242,633	$9,630,104

Food Products 2.4%
Campbell Soup Co.	41,121	1,809,324
ConAgra Foods, Inc.	191,742	6,956,400
Danone SA	11,840	774,076
General Mills, Inc.	53,216	2,838,009
J.M. Smucker Co. (The)	30,250	3,054,645
Kellogg Co.	123,420	8,076,605
Kraft Foods Group, Inc.	26,934	1,687,684
Mondelez International, Inc., Class A	58,929	2,140,596

		27,337,339

Gas Utilities 1.2%
Atmos Energy Corp.	59,114	3,295,014
Laclede Group, Inc. (The)	93,445	4,971,274
UGI Corp.	138,600	5,264,028

		13,530,316

Health Care Equipment & Supplies 1.8%
Boston Scientific Corp.*	131,324	1,740,043
CareFusion Corp.*	219,241	13,009,761
Medtronic, Inc.	35,499	2,563,028
Stryker Corp.	23,241	2,192,324
Zimmer Holdings, Inc.	16,358	1,855,324

		21,360,480

Health Care Providers & Services 4.2%
Cardinal Health, Inc.	68,660	5,542,922
Catamaran Corp.*	72,200	3,736,350
Cigna Corp.	60,787	6,255,590
Community Health Systems, Inc.*	51,600	2,782,272
Humana, Inc.	29,761	4,274,572
Laboratory Corp of America Holdings*	42,700	4,607,330
LifePoint Hospitals, Inc.*	69,217	4,977,394
MEDNAX, Inc.*	40,600	2,684,066
Patterson Cos., Inc.	37,477	1,802,644
Quest Diagnostics, Inc.	64,393	4,318,195
Universal Health Services, Inc., Class B	66,514	7,400,348

		48,381,683

Hotels, Restaurants & Leisure 2.8%
Carnival Corp.	43,795	1,985,227
Darden Restaurants, Inc.	238,000	13,953,940
International Game Technology	88,332	1,523,727
Wyndham Worldwide Corp.	174,000	14,922,240

		32,385,134

Household Durables 1.2%
D.R. Horton, Inc.	376,300	9,516,627
Sony Corp., ADR-JP	126,300	2,585,361
Toll Brothers, Inc.*	46,984	1,610,142

		13,712,130

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.4%
Koninklijke Philips NV	177,492	$5,144,784

Information Technology Services 4.6%
Amdocs Ltd.	113,900	5,314,005
Computer Sciences Corp.	377,100	23,776,155
Convergys Corp.	240,069	4,890,206
DST Systems, Inc.	46,200	4,349,730
Fidelity National Information Services, Inc.	36,187	2,250,831
Total System Services, Inc.	182,100	6,184,116
Western Union Co. (The)	346,500	6,205,815

		52,970,858

Insurance 12.1%
ACE Ltd.	24,572	2,822,831
Aflac, Inc.	24,273	1,482,838
Alleghany Corp.*	19,600	9,084,600
Allstate Corp. (The)	387,452	27,218,503
Arthur J. Gallagher & Co.	21,549	1,014,527
Assured Guaranty Ltd.	161,200	4,189,588
Brown & Brown, Inc.	54,369	1,789,284
Chubb Corp. (The)	18,861	1,951,548
Endurance Specialty Holdings Ltd.	145,000	8,676,800
Fairfax Financial Holdings Ltd.	13,600	7,126,400
FNF Group	306,400	10,555,480
HCC Insurance Holdings, Inc.	360,123	19,273,783
Lincoln National Corp.	322,346	18,589,694
Loews Corp.	193,800	8,143,476
MetLife, Inc.	26,514	1,434,142
Progressive Corp. (The)	298,400	8,053,816
Reinsurance Group of America, Inc.	36,351	3,185,075
Torchmark Corp.	21,925	1,187,677
Travelers Cos., Inc. (The)	16,238	1,718,792
Unum Group	70,805	2,469,678

		139,968,532

Internet Software & Services 0.5%
Equinix, Inc.	23,210	5,262,403

Leisure Products 1.9%
Brunswick Corp.	377,900	19,371,154
Mattel, Inc.	71,182	2,202,727

		21,573,881

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	27,163	1,112,053
Bio-Rad Laboratories, Inc., Class A*	74,797	9,017,526
Waters Corp.*	10,823	1,219,969

		11,349,548

Machinery 1.3%
Dover Corp.	134,010	9,611,197
Oshkosh Corp.	80,023	3,893,119
Pentair PLC	18,943	1,258,194

		14,762,510

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 2.5%
AMC Networks, Inc., Class A*	98,200	$6,262,214
Cablevision Systems Corp., Class A	266,400	5,498,496
Liberty Media Corp., Series C*	209,700	7,345,791
Markit Ltd.*	63,878	1,688,296
Shaw Communications, Inc., Class B	307,400	8,296,726

		29,091,523

Metals & Mining 0.3%
Newmont Mining Corp.	74,496	1,407,974
Nucor Corp.	47,698	2,339,587

		3,747,561

Multiline Retail 1.6%
Nordstrom, Inc.	209,300	16,616,327
Target Corp.	31,956	2,425,780

		19,042,107

Multi-Utilities 3.8%
Alliant Energy Corp.	52,400	3,480,408
Ameren Corp.	34,428	1,588,164
CMS Energy Corp.	256,800	8,923,800
Consolidated Edison, Inc.	24,094	1,590,445
NorthWestern Corp.	26,929	1,523,643
PG&E Corp.	349,972	18,632,509
Wisconsin Energy Corp.	146,100	7,705,314

		43,444,283

Oil, Gas & Consumable Fuels 3.7%
Antero Midstream Partners LP*	26,193	720,307
Apache Corp.	53,612	3,359,864
Devon Energy Corp.	49,206	3,011,899
Energen Corp.	52,700	3,360,152
Energy XXI Ltd.(a)	388,200	1,265,532
Imperial Oil Ltd.	114,059	4,913,628
Marathon Petroleum Corp.	21,800	1,967,668
Murphy Oil Corp.	164,800	8,325,696
Noble Energy, Inc.	29,834	1,415,027
Occidental Petroleum Corp.	28,767	2,318,908
QEP Resources, Inc.	266,100	5,380,542
Southwestern Energy Co.*	26,033	710,441
Valero Energy Corp.	98,600	4,880,700
Williams Partners LP	29,858	1,336,145

		42,966,509

Pharmaceuticals 0.1%
Hospira, Inc.*	18,266	1,118,793

Real Estate Investment Trusts (REITs) 5.9%
Annaly Capital Management, Inc.	1,222,324	13,213,322
AvalonBay Communities, Inc.	64,100	10,473,299
CBL & Associates Properties, Inc.	483,500	9,389,570
Corrections Corp. of America	103,868	3,774,563
Duke Realty Corp.	493,300	9,964,660

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Empire State Realty Trust, Inc., Class A	94,579	$1,662,699
EPR Properties	84,300	4,858,209
MFA Financial, Inc.	835,400	6,674,846
Piedmont Office Realty Trust, Inc., Class A	195,753	3,687,987
Weyerhaeuser Co.	123,737	4,440,921

		68,140,076

Road & Rail 1.7%
Heartland Express, Inc.	66,321	1,791,330
Werner Enterprises, Inc.	571,067	17,788,737

		19,580,067

Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	114,597	2,855,757
Broadcom Corp., Class A	72,951	3,160,967
Lam Research Corp.	60,374	4,790,073
Maxim Integrated Products, Inc.	67,798	2,160,722
Microchip Technology, Inc.	63,413	2,860,561
Micron Technology, Inc.*	127,900	4,477,779
NVIDIA Corp.	171,100	3,430,555
Teradyne, Inc.	185,831	3,677,596

		27,414,010

Software 0.5%
CA, Inc.	128,500	3,912,825
Citrix Systems, Inc.*	32,200	2,054,360

		5,967,185

Specialty Retail 1.2%
Abercrombie & Fitch Co., Class A	160,500	4,596,720
Bed Bath & Beyond, Inc.*	50,180	3,822,210
Best Buy Co., Inc.	68,700	2,677,926
Lowe’s Cos., Inc.	47,072	3,238,554

		14,335,410

Technology Hardware, Storage & Peripherals 1.4%
NetApp, Inc.	147,300	6,105,585
SanDisk Corp.	26,420	2,588,632
Western Digital Corp.	66,129	7,320,480

		16,014,697

Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	22,264	836,236
Ralph Lauren Corp.	9,877	1,828,825

		2,665,061

Thrifts & Mortgage Finance 0.6%
Capitol Federal Financial, Inc.	46,596	595,497
Ocwen Financial Corp.*	269,300	4,066,430
People’s United Financial, Inc.	177,464	2,693,903

		7,355,830

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.8%
American Water Works Co., Inc.	169,000	$9,007,700

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	45,717	1,777,446

Total Common Stocks (cost $997,345,605)		1,123,293,647

Exchange Traded Fund 0.8%
Equity 0.8% iShares Russell Mid-Cap Value ETF	117,982	8,703,532

Total Exchange Traded Fund (cost $8,355,637)		8,703,532

Repurchase Agreement 0.1%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $1,345,119, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $1,372,020. (b)(c)	$1,345,113	1,345,113

Total Repurchase Agreement (cost $1,345,113)		1,345,113

Total Investments (cost $1,007,046,355) (d) — 98.1%		1,133,342,292
Other assets in excess of liabilities — 1.9%		21,693,265

NET ASSETS — 100.0%		$1,155,035,557

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $1,252,877.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $1,345,113.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Mid Cap Value Fund (Continued)

At December 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Credit Suisse International	01/30/15	(16,622)	$(25,834)	$(25,903)	$(69)
British Pound	Credit Suisse International	01/30/15	(679,607)	(1,060,329)	(1,059,022)	1,307
Canadian Dollar	JPMorgan Chase Bank	01/30/15	(6,577,947)	(5,655,530)	(5,658,770)	(3,240)
Canadian Dollar	JPMorgan Chase Bank	01/30/15	(178,805)	(153,825)	(153,819)	6
Euro	UBS AG	01/30/15	(4,115,462)	(5,034,650)	(4,981,292)	53,358
Euro	UBS AG	01/30/15	(112,653)	(136,992)	(136,354)	638

Total Short Contracts				$(12,067,160)	$(12,015,160)	$52,000

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi- Manager Mid Cap Value Fund
Assets:
Investments, at value *(cost $1,005,701,242)	$1,131,997,179
Repurchase agreement, at value (cost $1,345,113)	1,345,113

Total Investments, at value (total cost $1,007,046,355)	1,133,342,292

Cash	17,304,239
Foreign currencies, at value (cost $27,482)	27,482
Dividends receivable	2,422,509
Security lending income receivable	1,819
Receivable for investments sold	19,525,830
Receivable for capital shares issued	163,547
Unrealized appreciation on forward foreign currency contracts (Note 2)	55,309
Prepaid expenses	1,801

Total Assets	1,172,844,828

Liabilities:
Payable for investments purchased	14,239,308
Payable for capital shares redeemed	1,306,830
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,309
Payable upon return of securities loaned (Note 2)	1,345,113
Accrued expenses and other payables:
Investment advisory fees	719,598
Fund administration fees	31,089
Distribution fees	99,372
Administrative servicing fees	23,174
Accounting and transfer agent fees	333
Custodian fees	3,139
Compliance program costs (Note 3)	906
Professional fees	22,306
Printing fees	13,373
Other	1,421

Total Liabilities	17,809,271

Net Assets	$1,155,035,557

Represented by:
Capital	$915,935,565
Accumulated undistributed net investment income	4,041,993
Accumulated net realized gains from investments, forward and foreign currency transactions	108,710,629
Net unrealized appreciation/(depreciation) from investments	126,295,937
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	52,000
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(567)

Net Assets	$1,155,035,557

*	Includes value of securities on loan of $1,252,877 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi- Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$1,740,819
Class II Shares	471,930,537
Class Y Shares	681,364,201

Total	$1,155,035,557

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	147,358
Class II Shares	39,850,547
Class Y Shares	57,436,698

Total	97,434,603

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.81
Class II Shares	$11.84
Class Y Shares	$11.86

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi- Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$26,519,304
Income from securities lending (Note 2)	140,484
Interest income	11,500
Foreign tax withholding	(99,727)

Total Income	26,571,561

EXPENSES:
Investment advisory fees	8,194,194
Fund administration fees	353,398
Distribution fees Class II Shares	1,126,913
Administrative servicing fees Class I Shares	1,126
Administrative servicing fees Class II Shares	45,081
Professional fees	79,264
Printing fees	80,432
Trustee fees	31,079
Custodian fees	40,655
Accounting and transfer agent fees	2,198
Compliance program costs (Note 3)	3,556
Other	25,609

Total expenses before earnings credit and fees waived	9,983,505

Earnings credit (Note 4)	(86)
Investment advisory fees waived (Note 3)	(111,041)

Net Expenses	9,872,378

NET INVESTMENT INCOME	16,699,183

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	118,181,639
Net realized gains from forward and foreign currency transactions (Note 2)	1,114,252

Net realized gains from investments, forward and foreign currency transactions	119,295,891

Net change in unrealized appreciation/(depreciation) from investments	39,289,495
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	116,205
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(545)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	39,405,155

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	158,701,046

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$175,400,229

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$16,699,183	$12,733,103
Net realized gains from investments, forward and foreign currency transactions	119,295,891	257,876,964
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	39,405,155	20,734,639

Change in net assets resulting from operations	175,400,229	291,344,706

Distributions to Shareholders From:
Net investment income:
Class I	(23,514)	(4,697)
Class II	(6,170,407)	(4,873,450)
Class Y	(10,574,514)	(8,079,609)
Net realized gains:
Class I	(193,170)	(9,040)
Class II	(102,876,714)	(19,146,652)
Class Y	(148,102,196)	(25,051,286)

Change in net assets from shareholder distributions	(267,940,515)	(57,164,734)

Change in net assets from capital transactions	184,166,576	(20,092,556)

Change in net assets	91,626,290	214,087,416

Net Assets:
Beginning of year	1,063,409,267	849,321,851

End of year	$1,155,035,557	$1,063,409,267

Accumulated undistributed net investment income at end of year	$4,041,993	$3,759,963

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,581,253	$421,777
Dividends reinvested	216,684	13,737
Cost of shares redeemed	(422,759)	(161,519)

Total Class I Shares	1,375,178	273,995

Class II Shares
Proceeds from shares issued	32,984,722	30,767,441
Dividends reinvested	109,047,121	24,020,102
Cost of shares redeemed	(77,652,430)	(83,461,131)

Total Class II Shares	64,379,413	(28,673,588)

Class Y Shares
Proceeds from shares issued	47,869,648	25,916,019
Dividends reinvested	158,676,710	33,130,895
Cost of shares redeemed	(88,134,373)	(50,739,877)

Total Class Y Shares	118,411,985	8,307,037

Change in net assets from capital transactions	$184,166,576	$(20,092,556)

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	126,412	34,104
Reinvested	19,036	1,099
Redeemed	(32,304)	(13,455)

Total Class I Shares	113,144	21,748

Class II Shares
Issued	2,552,046	2,586,196
Reinvested	9,576,730	1,931,875
Redeemed	(5,915,677)	(6,910,182)

Total Class II Shares	6,213,099	(2,392,111)

Class Y Shares
Issued	3,676,941	2,105,400
Reinvested	13,885,993	2,654,640
Redeemed	(6,752,328)	(4,275,752)

Total Class Y Shares	10,810,606	484,288

Total change in shares	17,136,849	(1,886,075)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%	$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013 (c)	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%	$452,260	0.90%	1.39%	0.95%	113.76%
Year Ended December 31, 2012 (c)	$9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	$10.32	16.65%	$128,695	0.79%	1.81%	0.82%	101.64%
Year Ended December 31, 2011 (c)	$10.29	0.12	(0.34)	(0.22)	(0.11)	(0.04)	(0.15)	$9.92	(2.08%)	$76,777	0.83%	1.19%	0.83%	100.01%
Year Ended December 31, 2010 (c)	$9.13	0.12	1.66	1.78	(0.14)	(0.48)	(0.62)	$10.29	19.67%	$82,150	0.96%	1.20%	0.97%	114.03%

Class II Shares
Year Ended December 31, 2014 (c)	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%	$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013 (c)	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%	$445,255,404	1.02%	1.16%	1.07%	113.76%
Year Ended December 31, 2012 (c)	$9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	$10.33	16.35%	$372,215,249	1.05%	1.51%	1.07%	101.64%
Year Ended December 31, 2011 (c)	$10.30	0.10	(0.34)	(0.24)	(0.09)	(0.04)	(0.13)	$9.93	(2.32%)	$380,200,468	1.07%	0.95%	1.07%	100.01%
Year Ended December 31, 2010 (c)	$9.13	0.14	1.64	1.78	(0.13)	(0.48)	(0.61)	$10.30	19.63%	$451,700,368	1.07%	1.42%	1.10%	114.03%

Class Y Shares
Year Ended December 31, 2014 (c)	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%	$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013 (c)	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%	$617,701,603	0.76%	1.43%	0.81%	113.76%
Year Ended December 31, 2012 (c)	$9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	$10.34	16.73%	$476,977,907	0.79%	1.81%	0.81%	101.64%
Year Ended December 31, 2011 (c)	$10.30	0.13	(0.35)	(0.22)	(0.11)	(0.04)	(0.15)	$9.93	(2.06%)	$367,586,880	0.81%	1.26%	0.81%	100.01%
Year Ended December 31, 2010 (c)	$9.14	0.16	1.64	1.80	(0.16)	(0.48)	(0.64)	$10.30	19.81%	$284,817,077	0.81%	1.70%	0.83%	114.03%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

23

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014 . Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$32,530,990	$1,265,621	$—	$33,796,611
Airlines	5,441,100	—	—	5,441,100
Auto Components	26,450,498	—	—	26,450,498
Banks	64,163,434	—	—	64,163,434
Capital Markets	17,965,564	—	—	17,965,564
Chemicals	21,539,043	—	—	21,539,043
Commercial Services & Supplies	45,491,611	—	—	45,491,611
Communications Equipment	11,919,115	—	—	11,919,115
Consumer Finance	3,520,269	—	—	3,520,269
Containers & Packaging	44,445,477	—	—	44,445,477
Diversified Consumer Services	7,170,472	—	—	7,170,472
Diversified Telecommunication Services	2,735,057	—	—	2,735,057
Electric Utilities	68,925,784	—	—	68,925,784
Electrical Equipment	10,583,399	—	—	10,583,399
Electronic Equipment, Instruments & Components	15,625,756	—	—	15,625,756
Energy Equipment & Services	14,482,497	—	—	14,482,497
Food & Staples Retailing	9,630,104	—	—	9,630,104
Food Products	26,563,263	774,076	—	27,337,339
Gas Utilities	13,530,316	—	—	13,530,316
Health Care Equipment & Supplies	21,360,480	—	—	21,360,480
Health Care Providers & Services	48,381,683	—	—	48,381,683
Hotels, Restaurants & Leisure	32,385,134	—	—	32,385,134
Household Durables	13,712,130	—	—	13,712,130
Industrial Conglomerates	—	5,144,784	—	5,144,784
Information Technology Services	52,970,858	—	—	52,970,858
Insurance	139,968,532	—	—	139,968,532
Internet Software & Services	5,262,403	—	—	5,262,403
Leisure Products	21,573,881	—	—	21,573,881
Life Sciences Tools & Services	11,349,548	—	—	11,349,548
Machinery	14,762,510	—	—	14,762,510
Media	29,091,523	—	—	29,091,523
Metals & Mining	3,747,561	—	—	3,747,561
Multiline Retail	19,042,107	—	—	19,042,107
Multi-Utilities	43,444,283	—	—	43,444,283
Oil, Gas & Consumable Fuels	42,966,509	—	—	42,966,509
Pharmaceuticals	1,118,793	—	—	1,118,793
Real Estate Investment Trusts (REITs)	68,140,076	—	—	68,140,076
Road & Rail	19,580,067	—	—	19,580,067
Semiconductors & Semiconductor Equipment	27,414,010	—	—	27,414,010
Software	5,967,185	—	—	5,967,185
Specialty Retail	14,335,410	—	—	14,335,410
Technology Hardware, Storage & Peripherals	16,014,697	—	—	16,014,697
Textiles, Apparel & Luxury Goods	2,665,061	—	—	2,665,061
Thrifts & Mortgage Finance	7,355,830	—	—	7,355,830
Water Utilities	9,007,700	—	—	9,007,700
Wireless Telecommunication Services	1,777,446	—	—	1,777,446
Total Common Stocks	$1,116,109,166	$7,184,481	$—	$1,123,293,647

25

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets (continued)
Exchange Traded Fund	$8,703,532	$—	$—	$8,703,532
Forward Foreign Currency Contracts	—	55,309	—	55,309
Repurchase Agreement	—	1,345,113	—	1,345,113
Total Assets	$1,124,812,698	$8,584,903	$—	$1,133,397,601

Liabilities:
Forward Foreign Currency Contracts	—	(3,309)	—	(3,309)
Total Liabilities	$—	$(3,309)	$—	$(3,309)
Total	$1,124,812,698	$8,581,594	$—	$1,133,394,292

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency.

Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

26

Notes to Financial Statements (Continued)

December 31, 2014

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014 :

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2014

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$55,309
Total		$55,309

Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(3,309)
Total		$(3,309)

The Effect of Derivative Instruments on the Statement of Operations for the year Ended December 31, 2014

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$1,215,659
Total	$1,215,659

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$116,205
Total	$116,205

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

27

Notes to Financial Statements (Continued)

December 31, 2014

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$55,309	$—	$55,309
Total	$55,309	$—	$55,309

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$1,307	$(69)	$—	$1,238
JPMorgan Chase Bank	6	(6)	—	—
UBS AG	53,996	—	—	53,996
Total	$55,309	$(75)	$—	$55,234

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(3,309)	$—	$(3,309)
Total	$(3,309)	$—	$(3,309)

Amounts designated as “—” are zero.

28

Notes to Financial Statements (Continued)

December 31, 2014

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(69)	$69	$—	$—
JPMorgan Chase Bank	(3,240)	6	—	(3,234)
Total	$(3,309)	$75	$—	$(3,234)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

29

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% — 4.00%, maturing 11/20/21 — 02/20/44; total market value $255,000,967.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$1,345,113	$—	$1,345,113	$(1,345,113)	$—
Total	$1,345,113	$—	$1,345,113	$(1,345,113)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

30

Notes to Financial Statements (Continued)

December 31, 2014

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to foreign currency gains and losses, partnership distributions, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments, forward and foreign currency transactions
$(389)	$351,282	$(350,893)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a

31

Notes to Financial Statements (Continued)

December 31, 2014

deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.75%, and after voluntary fee waivers was 0.74%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until at least April 30, 2015.

32

Notes to Financial Statements (Continued)

December 31, 2014

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees. As of December 31, 2014, there were no cumulative potential reimbursements.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $111,041, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $353,398 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $3,556.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2014, NFS earned $46,207 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.01% for Class I and Class II shares, respectively.

33

Notes to Financial Statements (Continued)

December 31, 2014

4. Line	of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5. Investment	Transactions

For the year ended December 31, 2014, the Fund had purchases of $646,470,025 and sales of $707,796,704 (excluding short-term securities).

6. Portfolio	Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

34

Notes to Financial Statements (Continued)

December 31, 2014

8. New	Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9. Recaptured	Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $35,029 of brokerage commissions.

10. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$104,254,240	$163,686,275	$267,940,515	$—	$267,940,515

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,359,858	$23,804,876	$57,164,734	$—	$57,164,734

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$65,309,992	$58,031,598	$123,341,590	$—	$115,758,402	$239,099,992

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

35

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,017,583,323	$147,203,319	$(31,444,350)	$115,758,969

11. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

37

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.72%.

The Fund designates $163,686,275, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

38

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

40

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

41

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

42

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

43

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

44

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

46

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

47

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

48

Annual Report

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund

AR-MM-SCG 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Growth Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 2.81% versus 5.60% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 95 funds as of December 31, 2014) was 3.83% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by OppenheimerFunds, Inc. and Wellington Management Company LLP.

The following commentary is provided by OppenheimerFunds, Inc.

The sleeve’s underperformance during the reporting period stemmed primarily from weaker relative stock selection in the information technology and consumer discretionary sectors. The sleeve outperformed the Index in the energy sector, due mainly to stronger relative stock selection.

The investment environment changed significantly during the reporting period. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had during the previous few years. But in March 2014, the tone of the market changed abruptly, and companies with larger market capitalizations and lower valuations began to materially outperform smaller companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above-average valuations, underperformed during the period despite little or no change to the underlying fundamentals of the companies the sleeve owns.

Economic Environment

In the U.S., the Federal Reserve began tapering (reducing) its most recent quantitative easing (QE) program in January 2014 and completed the process (thereby ending the program’s purchases) at the end of October. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped to reduce market volatility and enabled investors to prepare for a post-QE market environment. While the U.S. equity market faced volatility early in 2014 due to weak first-quarter data partially attributed to cold weather effects across much of the country, and again in September, the U.S. equity market generally produced positive results and ended the reporting period at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with gross domestic product (GDP) growing at 4.6% and an estimated 5.0%, respectively.

Top Individual Contributors

Top individual contributors to sleeve performance during the reporting period included sleeve holdings in Athlon Energy, Inc. (energy), GoPro, Inc. (consumer discretionary) and health care stock InterMune, Inc. Athlon Energy, an independent exploration and production company operating in the Permian Basin, rallied after Canada energy producer EnCana Corp. announced plans to acquire the company. The acquisition was completed over the fourth quarter of 2014. GoPro is a developer of mountable and wearable cameras and accessories. The company had a successful initial public offering followed by strong second-quarter financial results. We exited the sleeve’s position during the reporting period. InterMune, a biotechnology company focused on the development of small molecules for the treatment of lung disease, was acquired by Roche Holdings AG during the reporting period. We have since sold the sleeve’s position.

Top Individual Detractors

Top detractors from sleeve performance during the reporting period included Conn’s Inc. (consumer discretionary) and information technology stocks Cornerstone Ondemand, Inc.

4

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

and Stratasys Ltd. We exited the sleeve’s position in these holdings except for Stratasys. Early in the reporting period, Conn’s, a specialty retailer of durable consumer products, lowered its earnings forecast for the fourth quarter of 2014 and for the 2015 fiscal year due to higher delinquencies in the company’s credit business. Cornerstone Ondemand, a leading SaaS-based (software as a service) learning and talent management solution vendor, reported results that were light on revenue and earnings per share (EPS) due to unfavorable timing of some subscription and service revenue. Stratasys Ltd., one of the leading makers of 3-D printers, issued EPS guidance that was moderately below consensus estimates due to higher-than-expected operating expenses and share count. Also, despite topping analysts’ expectations for the third quarter of 2014, Stratasys issued weak full-year 2014 guidance.

Sleeve Positioning

At period-end, the sleeve had its largest overweight positions relative to the Index in industrials, consumer discretionary and financials, and its most significant underweight positions in materials, energy, consumer staples, health care and information technology. The sleeve held no stocks in telecommunications services or utilities at period-end.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Wellington Management Company LLP

U.S. equities and other developed-market stocks rose during the one-year reporting period as the S&P 500® Index posted a 13.7% return, and the MSCI World IndexSM posted a 5.5% return.

The S&P 500 Index began 2014 with its worst monthly return in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign U.S. environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter of 2014, the S&P

500 Index was up 224.4%, cumulatively, from its closing low on March 9, 2009. The second half of 2014 also was bumpy, with the S&P 500 Index sinking in July, rebounding in August and falling once again around mid-September before recovering in October. The S&P 500 Index hit several all-time highs toward the end of the reporting period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s (the Organization of Petroleum Exporting Countries’) decision to leave production unchanged.

Sleeve Review

The sleeve’s relative outperformance during the reporting period was the result of strong stock selection within the sleeve, particularly in the health care, materials and industrials sectors. Weak selection in the sleeve within the information technology and consumer staples sectors, as well as underweights to consumer staples and information technology, detracted from relative sleeve returns during the reporting period.

Top contributors to relative sleeve returns during the reporting period included Agios Pharmaceuticals, Inc. (health care), Core-Mark Holding Co., Inc. (consumer discretionary) and Athlon Energy Inc. (energy). Shares of Agios Pharmaceuticals, a biotechnology company focused on treating previously obtuse cancer mutations with highly specific drugs, rose during the reporting period after company management reported strong enrollment trends and progress in reaching clinical trial and drug approval milestones. Shares of Core-Mark Holding Co., a provider of fresh and broad-line supply solutions to the convenience retail industry, outperformed during the reporting period after the company signed a distribution agreement with Rite Aid Corp. Core-Mark Holding will be supplying thousands of Rite Aid stores with various products including fresh food, which is a major initiative for Core-Mark, as well as a higher-margin category. Athlon Energy, a company focused on exploration and production within the Permian Basin, saw its shares surge after EnCana announced that it would acquire the company at

5

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

a significant premium. The acquisition was completed in November 2014.

Top detractors from relative sleeve returns during the reporting period included InterMune, Inc. (health care), Energy XXI Gulf Coast, Inc. (energy), and Chart Industries, Inc. (industrials). Shares of InterMune, a biotechnology company focused on innovative therapies in pulmonology and orphan (rare) fibrotic diseases, surged after Roche Holdings announced it would acquire the company for a substantial premium. The sleeve’s not owning the benchmark constituent detracted from sleeve performance during the reporting period. Sleeve holding Energy XXI Gulf Coast, an oil and gas exploration and production company, detracted from relative sleeve returns following the release of production results that fell short of expectations. Shares of sleeve holding Chart Industries, a maker of natural gas storage-related infrastructure equipment, fell during the reporting period after the company reduced its sales and earnings guidance for the year based on a delay in shipments to China. New regulations are coming in China regarding safety standards for natural gas storage tanks. While those regulations were being finalized, several of Chart’s customers delayed ordering. Chart experienced a delay in shipments but no cancellations.

Derivatives were not an active part of the investment process for the sleeve during the reporting period.

Portfolio Manager:

Mammen Chally, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks.The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Objective

The Fund seeks capital growth.

Highlights

•	The NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 2.81%, underperforming the benchmark by 2.79% and the Lipper peer category median by 1.02% during the reporting period

•

For OppenheimerFunds, Inc., top individual contributors to sleeve performance during the reporting period included sleeve holdings in Athlon Energy, Inc. (energy), GoPro, Inc. (consumer discretionary) and health care stock InterMune, Inc. Top detractors from sleeve performance for the period included Conn’s Inc. (consumer discretionary) and information technology stocks Cornerstone, Ondemand, Inc. and Stratasys Ltd.

•

For Wellington Management Company LLP, the sleeve’s relative outperformance during the reporting period was the result of strong stock selection within the sleeve, particularly in the health care, materials and industrials sectors. Weak selection in the sleeve within the information technology and consumer staples sectors, as well as underweights to consumer staples and information technology, detracted from relative sleeve returns during the reporting period

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreements	9.0%
Exchange Traded Fund	0.5%
Liabilities in excess of other assets††	(7.3)%
100.0%

Top Industries†††

Software	11.4%
Health Care Providers & Services	6.8%
Health Care Equipment & Supplies	6.2%
Biotechnology	6.0%
Hotels, Restaurants & Leisure	5.7%
Internet Software & Services	4.9%
Semiconductors & Semiconductor Equipment	4.1%
Textiles, Apparel & Luxury Goods	3.5%
Banks	3.2%
Machinery	3.1%
Other Industries*	45.1%
100.0%

Top Holdings†††

Tyler Technologies, Inc.	1.5%
DexCom, Inc.	1.4%
Team Health Holdings, Inc.	1.4%
Buffalo Wild Wings, Inc.	1.1%
A.O. Smith Corp.	0.9%
Monolithic Power Systems, Inc.	0.9%
HSN, Inc.	0.9%
Middleby Corp. (The)	0.9%
CoStar Group, Inc.	0.9%
Lennox International, Inc.	0.9%
Other Holdings*	89.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	2.81%	15.97%	5.78%
Class II	2.54%	15.67%	5.51%
Class Y2	2.96%	16.13%	5.89%
Russell 2000® Growth Index	5.60%	16.80%	8.54%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply to Class I shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.22%	1.11%
Class II	1.47%	1.36%
Class Y	1.07%	0.96%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,029.80	5.47	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual	(a)	1,000.00	1,028.10	6.75	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.72	1.32
Class Y Shares	Actual	(a)	1,000.00	1,030.40	4.71	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 2.4%
Astronics Corp.*	16,106	$890,823
Curtiss-Wright Corp.	15,750	1,111,792
Esterline Technologies Corp.*	6,025	660,822
HEICO Corp.	14,873	898,329
Moog, Inc., Class A*	13,500	999,405
Teledyne Technologies, Inc.*	10,070	1,034,592

		5,595,763

Airlines 1.0%
Allegiant Travel Co.	10,561	1,587,635
Virgin America, Inc.*	16,670	720,978

		2,308,613

Auto Components 1.1%
Dana Holding Corp.	35,227	765,835
Gentherm, Inc.*	14,630	535,751
Tenneco, Inc.*	21,955	1,242,872

		2,544,458

Banks 3.2%
Bank of the Ozarks, Inc.	43,320	1,642,694
First Merchants Corp.	36,870	838,793
Flushing Financial Corp.	18,735	379,759
Great Western Bancorp, Inc.*	15,400	350,966
PrivateBancorp, Inc.	29,470	984,298
Signature Bank*	9,500	1,196,620
Western Alliance Bancorp*	46,730	1,299,094
Wintrust Financial Corp.	15,315	716,129

		7,408,353

Beverages 0.4%
Boston Beer Co., Inc. (The), Class A* (a)	3,100	897,574

Biotechnology 6.0%
Acorda Therapeutics, Inc.*	25,825	1,055,468
Agios Pharmaceuticals, Inc.* (a)	6,414	718,625
Alkermes PLC*	20,955	1,227,125
Alnylam Pharmaceuticals, Inc.*	9,755	946,235
Anacor Pharmaceuticals, Inc.* (a)	14,870	479,557
BioCryst Pharmaceuticals, Inc.*	12,500	152,000
Bluebird Bio, Inc.*	8,810	808,053
Cepheid*	12,980	702,737
Exact Sciences Corp.* (a)	17,400	477,456
Five Prime Therapeutics, Inc.*	21,190	572,130
GlycoMimetics, Inc.*	21,955	158,076
Hyperion Therapeutics, Inc.*	19,695	472,680
Ironwood Pharmaceuticals, Inc.*	40,846	625,761
Juno Therapeutics, Inc.*	1,990	103,918
NPS Pharmaceuticals, Inc.*	35,180	1,258,389
Portola Pharmaceuticals, Inc.*	16,890	478,325
PTC Therapeutics, Inc.* (a)	26,050	1,348,608
Puma Biotechnology, Inc.* (a)	4,200	794,934
TESARO, Inc.*	15,650	582,023

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc.* (a)	22,300	$978,524

		13,940,624

Building Products 2.2%
A.O. Smith Corp.	41,850	2,360,759
AAON, Inc.	29,480	660,057
Lennox International, Inc.	23,185	2,204,198

		5,225,014

Capital Markets 1.4%
Evercore Partners, Inc., Class A	21,110	1,105,530
HFF, Inc., Class A	47,963	1,722,831
Piper Jaffray Cos.*	9,510	552,436

		3,380,797

Chemicals 1.1%
Cabot Corp.	14,040	615,794
OMNOVA Solutions, Inc.*	73,940	601,872
Orion Engineered Carbons SA	15,200	258,248
PolyOne Corp.	30,425	1,153,412

		2,629,326

Commercial Services & Supplies 1.1%
Deluxe Corp.	18,540	1,154,115
Mobile Mini, Inc.	35,950	1,456,334

		2,610,449

Communications Equipment 0.6%
Aruba Networks, Inc.*	35,910	652,844
Ciena Corp.*	16,345	317,256
Ubiquiti Networks, Inc.	16,365	485,059

		1,455,159

Construction Materials 0.9%
Caesarstone Sdot-Yam Ltd.	18,850	1,127,607
Headwaters, Inc.*	68,183	1,022,063

		2,149,670

Consumer Finance 0.1%
PRA Group, Inc.*	5,780	334,835

Containers & Packaging 1.2%
Berry Plastics Group, Inc.*	18,180	573,579
Graphic Packaging Holding Co.*	103,265	1,406,469
Silgan Holdings, Inc.	15,545	833,212

		2,813,260

Distributors 0.5%
Core-Mark Holding Co., Inc.	17,433	1,079,626

Diversified Consumer Services 1.3%
Bright Horizons Family Solutions, Inc.*	30,145	1,417,117
Grand Canyon Education, Inc.*	14,270	665,838

11

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
LifeLock, Inc.*	51,020	$944,380

		3,027,335

Electrical Equipment 0.8%
AZZ, Inc.	15,729	738,004
Generac Holdings, Inc.* (a)	23,980	1,121,305

		1,859,309

Electronic Equipment, Instruments & Components 1.4%
CDW Corp.	25,400	893,318
FEI Co.	11,100	1,002,885
Methode Electronics, Inc.	37,620	1,373,506

		3,269,709

Energy Equipment & Services 0.4%
Forum Energy Technologies, Inc.*	41,056	851,091

Food & Staples Retailing 1.6%
Casey’s General Stores, Inc.	18,425	1,664,146
Diplomat Pharmacy, Inc.*	9,230	252,625
Natural Grocers by Vitamin Cottage, Inc.*	32,192	906,849
PriceSmart, Inc.	8,896	811,493

		3,635,113

Food Products 1.6%
Hain Celestial Group, Inc. (The)*	21,980	1,281,214
J&J Snack Foods Corp.	9,594	1,043,539
SunOpta, Inc.*	14,130	167,441
TreeHouse Foods, Inc.*	14,550	1,244,462

		3,736,656

Health Care Equipment & Supplies 6.2%
Atrion Corp.	2,115	719,121
Cantel Medical Corp.	17,380	751,859
Cardiovascular Systems, Inc.*	24,130	725,830
Cyberonics, Inc.*	12,945	720,778
DexCom, Inc.*	63,473	3,494,189
Globus Medical, Inc., Class A*	49,520	1,177,090
HeartWare International, Inc.* (a)	5,445	399,826
ICU Medical, Inc.*	11,740	961,506
Insulet Corp.*	13,730	632,404
Spectranetics Corp. (The)*	50,990	1,763,234
STERIS Corp.	15,180	984,423
Vascular Solutions, Inc.*	36,950	1,003,562
West Pharmaceutical Services, Inc.	17,980	957,255

		14,291,077

Health Care Providers & Services 6.8%
Acadia Healthcare Co., Inc.*	30,810	1,885,880
Centene Corp.*	15,770	1,637,714
CorVel Corp.*	18,810	700,108
ExamWorks Group, Inc.*	28,740	1,195,297
HealthEquity, Inc.*	15,630	397,784

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
HealthSouth Corp.	33,915	$1,304,371
LifePoint Hospitals, Inc.*	19,595	1,409,076
MWI Veterinary Supply, Inc.*	3,240	550,508
Team Health Holdings, Inc.*	60,620	3,487,469
U.S. Physical Therapy, Inc.	24,245	1,017,320
VCA, Inc.*	23,490	1,145,607
WellCare Health Plans, Inc.*	11,760	965,026

		15,696,160

Health Care Technology 1.0%
Omnicell, Inc.*	48,530	1,607,314
Veeva Systems, Inc., Class A*	24,600	649,686

		2,257,000

Hotels, Restaurants & Leisure 5.7%
Bloomin’ Brands, Inc.*	62,785	1,554,557
Brinker International, Inc.	14,735	864,797
Buffalo Wild Wings, Inc.*	15,735	2,838,279
Del Frisco’s Restaurant Group, Inc.*	28,120	667,569
Fiesta Restaurant Group, Inc.*	24,780	1,506,624
Habit Restaurants, Inc. (The), Class A* (a)	4,360	141,046
Ignite Restaurant Group, Inc.*	36,035	283,595
Jack in the Box, Inc.	18,660	1,492,054
La Quinta Holdings, Inc.*	51,130	1,127,928
Marriott Vacations Worldwide Corp.	13,610	1,014,489
Popeyes Louisiana Kitchen, Inc.*	17,970	1,011,172
Zoe’s Kitchen, Inc.* (a)	23,720	709,465

		13,211,575

Household Durables 0.2%
Taylor Morrison Home Corp., Class A*	22,930	433,148

Information Technology Services 2.7%
CACI International, Inc., Class A*	9,630	829,913
Cass Information Systems, Inc.	16,610	884,483
ExlService Holdings, Inc.*	30,685	880,966
Heartland Payment Systems, Inc.	23,875	1,288,056
Sapient Corp.*	45,490	1,131,791
WEX, Inc.*	12,604	1,246,788

		6,261,997

Insurance 0.6%
AMERISAFE, Inc.	22,270	943,357
James River Group Holdings Ltd.*	22,040	501,631

		1,444,988

Internet & Catalog Retail 1.4%
HSN, Inc.	30,720	2,334,720
Wayfair, Inc., Class A* (a)	20,630	409,505
zulily, Inc., Class A* (a)	18,520	433,368

		3,177,593

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 4.9%
Bankrate, Inc.*	28,110	$349,407
Carbonite, Inc.*	37,484	534,897
CoStar Group, Inc.*	12,070	2,216,414
Cvent, Inc.*	11,490	319,882
Demandware, Inc.*	21,370	1,229,630
Envestnet, Inc.*	19,530	959,704
Everyday Health, Inc.*	40,718	600,591
Five9, Inc.* (a)	79,412	355,766
GrubHub, Inc.*	23,970	870,590
j2 Global, Inc.	21,275	1,319,050
Marketo, Inc.* (a)	19,990	654,073
New Relic, Inc.*	1,310	45,640
Q2 Holdings, Inc.*	9,360	176,342
Shutterstock, Inc.* (a)	13,480	931,468
WebMD Health Corp.* (a)	17,685	699,442

		11,262,896

Leisure Products 0.3%
Arctic Cat, Inc.	19,450	690,475

Life Sciences Tools & Services 1.2%
Bruker Corp.*	41,580	815,800
ICON PLC*	15,520	791,365
PAREXEL International Corp.*	19,515	1,084,253

		2,691,418

Machinery 3.1%
Altra Industrial Motion Corp.	25,541	725,109
Chart Industries, Inc.*	14,101	482,254
Greenbrier Cos., Inc. (The)(a)	9,280	498,615
Middleby Corp. (The)*	23,060	2,285,246
Proto Labs, Inc.* (a)	6,050	406,318
Toro Co. (The)	12,595	803,687
Wabtec Corp.	22,870	1,987,174

		7,188,403

Media 0.2%
Rentrak Corp.*	6,790	494,448

Multiline Retail 0.7%
Burlington Stores, Inc.*	29,660	1,401,732
Tuesday Morning Corp.* (a)	13,440	291,648

		1,693,380

Oil, Gas & Consumable Fuels 1.4%
Diamondback Energy, Inc.*	18,230	1,089,789
Jones Energy, Inc., Class A* (a)	25,265	288,274
Matador Resources Co.*	14,950	302,439
PBF Energy, Inc., Class A	15,160	403,862
Rosetta Resources, Inc.*	15,660	349,375
RSP Permian, Inc.*	32,930	827,860

		3,261,599

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 2.5%
Aerie Pharmaceuticals, Inc.*	22,530	$657,651
Akorn, Inc.* (a)	44,380	1,606,556
BioDelivery Sciences International, Inc.* (a)	17,070	205,181
Medicines Co. (The)*	33,470	926,115
Pacira Pharmaceuticals, Inc.* (a)	9,710	860,888
Prestige Brands Holdings, Inc.*	29,965	1,040,385
XenoPort, Inc.*	49,930	437,886

		5,734,662

Professional Services 2.3%
Exponent, Inc.	12,560	1,036,200
GP Strategies Corp.*	24,585	834,169
Huron Consulting Group, Inc.*	16,950	1,159,211
On Assignment, Inc.*	24,980	829,086
Paylocity Holding Corp.*	33,040	862,674
WageWorks, Inc.*	8,000	516,560

		5,237,900

Real Estate Investment Trusts (REITs) 1.5%
Altisource Residential Corp.	14,515	281,591
CoreSite Realty Corp.	17,945	700,752
Pebblebrook Hotel Trust	23,697	1,081,294
Ramco-Gershenson Properties Trust	25,580	479,369
Sunstone Hotel Investors, Inc.	56,660	935,457

		3,478,463

Road & Rail 2.3%
Celadon Group, Inc.	26,586	603,236
Knight Transportation, Inc.	33,470	1,126,600
Marten Transport Ltd.	20,972	458,448
Old Dominion Freight Line, Inc.*	15,500	1,203,420
Saia, Inc.*	14,760	817,114
Swift Transportation Co.*	36,516	1,045,453

		5,254,271

Semiconductors & Semiconductor Equipment 4.1%
Ambarella, Inc.* (a)	8,250	418,440
Cavium, Inc.*	32,790	2,027,078
M/A-COM Technology Solutions Holdings, Inc.*	9,000	281,520
MKS Instruments, Inc.	19,060	697,596
Monolithic Power Systems, Inc.	47,360	2,355,687
Nanometrics, Inc.*	30,065	505,693
Spansion, Inc., Class A*	27,170	929,757
SunEdison Semiconductor Ltd.* (a)	19,070	354,130
SunEdison, Inc.* (a)	50,966	994,347
SunPower Corp.* (a)	23,192	599,049
Ultratech, Inc.*	14,840	275,430

		9,438,727

Software 11.4%
Aspen Technology, Inc.*	24,380	853,788
Ellie Mae, Inc.* (a)	26,845	1,082,390

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
ePlus, Inc.*	13,982	$1,058,298
Fair Isaac Corp.	17,100	1,236,330
FleetMatics Group PLC* (a)	34,265	1,216,065
Guidewire Software, Inc.*	41,200	2,085,956
Manhattan Associates, Inc.*	44,570	1,814,890
Model N, Inc.*	55,960	594,295
NetScout Systems, Inc.*	18,095	661,191
Proofpoint, Inc.*	42,830	2,065,691
PTC, Inc.*	32,735	1,199,738
Qualys, Inc.*	17,675	667,231
ServiceNow, Inc.*	23,050	1,563,943
Solera Holdings, Inc.	18,565	950,157
Tableau Software, Inc., Class A*	23,240	1,969,822
Tyler Technologies, Inc.*	33,560	3,672,806
Ultimate Software Group, Inc. (The)*	14,760	2,166,989
Verint Systems, Inc.*	15,920	927,818
Zendesk, Inc.* (a)	23,250	566,603

		26,354,001

Specialty Retail 1.6%
Boot Barn Holdings, Inc.*	5,910	107,562
DSW, Inc., Class A	25,571	953,798
Five Below, Inc.*	23,290	950,931
Michaels Cos., Inc. (The)*	30,330	750,061
Pier 1 Imports, Inc.	65,613	1,010,440

		3,772,792

Technology Hardware, Storage & Peripherals 0.2%
Stratasys Ltd.* (a)	5,470	454,612

Textiles, Apparel & Luxury Goods 3.5%
Carter’s, Inc.	6,820	595,454
Deckers Outdoor Corp.*	15,380	1,400,195
G-III Apparel Group Ltd.*	15,440	1,559,594
Kate Spade & Co.*	31,597	1,011,420
Oxford Industries, Inc.	9,715	536,365
Skechers U.S.A., Inc., Class A*	20,252	1,118,923
Steven Madden Ltd.*	30,425	968,428
Vince Holding Corp.* (a)	34,782	909,202

		8,099,581

Thrifts & Mortgage Finance 1.1%
Essent Group Ltd.*	38,770	996,777
EverBank Financial Corp.	45,385	865,038
MGIC Investment Corp.*	67,165	625,978

		2,487,793

Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	15,315	698,211
H&E Equipment Services, Inc.	29,380	825,284

		1,523,495

Total Common Stocks (cost $185,208,163)		$226,645,188

Exchange Traded Fund 0.5%

	Shares	Market Value

Equity Fund 0.5% iShares Russell 2000 Growth ETF (a)	8,420	$1,198,840

Total Exchange Traded Fund (cost $1,130,691)		1,198,840

Repurchase Agreements 9.0%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $10,891,244, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $11,109,062. (b)(c)	$10,891,196	10,891,196
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $10,000,044, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $10,200,000. (b)(c)	10,000,000	10,000,000

Total Repurchase Agreements (cost $20,891,196)		20,891,196

Total Investments (cost $207,230,050) (d) — 107.3%		248,735,224
Liabilities in excess of other assets — (7.3%)		(16,950,352)

NET ASSETS — 100.0%		$231,784,872

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $20,331,834.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $20,891,196.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund (Continued)

ETF	Exchange Traded Fund

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investments, at value* (cost $186,338,854)	$227,844,028
Repurchase agreements, at value (cost $20,891,196)	20,891,196

Total Investments, at value (total cost $207,230,050)	248,735,224

Cash	4,268,765
Dividends receivable	97,293
Security lending income receivable	17,143
Receivable for investments sold	3,852,098
Receivable for capital shares issued	40,913
Prepaid expenses	393

Total Assets	257,011,829

Liabilities:
Payable for investments purchased	4,063,350
Payable for capital shares redeemed	46,500
Payable upon return of securities loaned (Note 2)	20,891,196
Accrued expenses and other payables:
Investment advisory fees	161,787
Fund administration fees	11,475
Distribution fees	5,583
Administrative servicing fees	20,523
Accounting and transfer agent fees	213
Custodian fees	584
Compliance program costs (Note 3)	178
Professional fees	17,422
Printing fees	7,794
Other	352

Total Liabilities	25,226,957

Net Assets	$231,784,872

Represented by:
Capital	$169,161,709
Accumulated net realized gains from investments	21,117,989
Net unrealized appreciation/(depreciation) from investments	41,505,174

Net Assets	$231,784,872

*	Includes value of securities on loan of $20,331,834 (Note 2)

16

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$56,243,955
Class II Shares	26,617,418
Class Y Shares	148,923,499

Total	$231,784,872

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,681,432
Class II Shares	1,318,718
Class Y Shares	7,011,629

Total	11,011,779

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$20.98
Class II Shares	$20.18
Class Y Shares	$21.24

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,123,043
Income from securities lending (Note 2)	236,558
Interest income	2,611
Foreign tax withholding	(6,726)

Total Income	1,355,486

EXPENSES:
Investment advisory fees	2,077,448
Fund administration fees	133,452
Distribution fees Class II Shares	62,388
Administrative servicing fees Class I Shares	83,940
Administrative servicing fees Class II Shares	37,433
Administrative servicing fees Class III Shares (a)	886
Professional fees	33,409
Printing fees	10,916
Trustee fees	6,406
Custodian fees	7,931
Accounting and transfer agent fees	1,479
Compliance program costs (Note 3)	694
Other	7,747

Total expenses before earnings credit and fees waived	2,464,129

Earnings credit (Note 5)	(21)
Investment advisory fees waived (Note 3)	(241,652)

Net Expenses	2,222,456

NET INVESTMENT LOSS	(866,970)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	21,394,470
Net change in unrealized appreciation/(depreciation) from investments	(14,278,592)

Net realized/unrealized gains from investments	7,115,878

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,248,908

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(866,970)	$(1,045,296)
Net realized gains from investments	21,394,470	33,708,429
Net change in unrealized appreciation/(depreciation) from investments	(14,278,592)	40,384,417

Change in net assets resulting from operations	6,248,908	73,047,550

Distributions to Shareholders From:
Net realized gains:
Class I	(7,832,132)	(2,970,270)
Class II	(3,689,718)	(1,264,490)
Class III (a)	–	(63,297)
Class Y	(19,806,689)	(6,684,801)

Change in net assets from shareholder distributions	(31,328,539)	(10,982,858)

Change in net assets from capital transactions	26,311,355	5,108,944

Change in net assets	1,231,724	67,173,636

Net Assets:
Beginning of year	230,553,148	163,379,512

End of year	$231,784,872	$230,553,148

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,889,567	$9,660,601
Proceeds from shares issued from class conversion	1,721,742	–
Dividends reinvested	7,832,132	2,970,270
Cost of shares redeemed	(15,830,905)	(16,344,867)

Total Class I Shares	2,612,536	(3,713,996)

Class II Shares
Proceeds from shares issued	5,869,835	5,845,443
Dividends reinvested	3,689,718	1,264,490
Cost of shares redeemed	(5,564,387)	(6,626,862)

Total Class II Shares	3,995,166	483,071

Class III Shares (a)
Proceeds from shares issued	452,227	1,204,989
Dividends reinvested	–	63,297
Cost of shares redeemed in class conversion	(1,721,742)	–
Cost of shares redeemed	(335,180)	(372,734)

Total Class III Shares	(1,604,695)	895,552

Class Y Shares
Proceeds from shares issued	13,224,350	19,535,337
Dividends reinvested	19,806,689	6,684,801
Cost of shares redeemed	(11,722,691)	(18,775,821)

Total Class Y Shares	21,308,348	7,444,317

Change in net assets from capital transactions	$26,311,355	$5,108,944

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	392,309	446,154
Issued in class conversion	78,325	–
Reinvested	393,772	135,877
Redeemed	(703,712)	(789,725)

Total Class I Shares	160,694	(207,694)

Class II Shares
Issued	272,705	279,924
Reinvested	192,675	59,590
Redeemed	(260,326)	(326,621)

Total Class II Shares	205,054	12,893

Class III Shares (a)
Issued	19,261	57,508
Reinvested	–	2,912
Redeemed in class conversion	(78,760)	–
Redeemed	(14,610)	(17,942)

Total Class III Shares	(74,109)	42,478

Class Y Shares
Issued	592,015	1,002,805
Reinvested	983,939	303,166
Redeemed	(514,345)	(880,994)

Total Class Y Shares	1,061,609	424,977

Total change in shares	1,353,248	272,654

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	–	$20.98	2.81%		$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013 (c)	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	–	$23.82	44.29%		$60,034,897	1.11%	(0.60%	)	1.21%	119.53%
Year Ended December 31, 2012 (c)	$15.33	(0.07)	2.13	2.06	–	–	–	$17.39	13.44%		$47,434,273	1.16%	(0.44%	)	1.22%	82.85%
Year Ended December 31, 2011 (c)	$15.43	(0.14)	0.04	(0.10)	–	–	–	$15.33	(0.65%	)	$49,505,219	1.13%	(0.85%	)	1.16%	104.88%
Year Ended December 31, 2010 (c)	$12.30	(0.12)	3.25	3.13	–	–	–	$15.43	25.45%		$58,023,723	1.22%	(0.93%	)	1.22%	101.39%

Class II Shares
Year Ended December 31, 2014 (c)	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	–	$20.18	2.54%		$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013 (c)	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	–	$23.10	43.95%		$25,728,995	1.36%	(0.85%	)	1.46%	119.53%
Year Ended December 31, 2012 (c)	$14.97	(0.11)	2.07	1.96	–	–	–	$16.93	13.09%		$18,638,352	1.41%	(0.69%	)	1.47%	82.85%
Year Ended December 31, 2011 (c)	$15.10	(0.17)	0.04	(0.13)	–	–	–	$14.97	(0.86%	)	$22,549,222	1.39%	(1.10%	)	1.42%	104.88%
Year Ended December 31, 2010 (c)	$12.07	(0.15)	3.18	3.03	–	–	–	$15.10	25.10%		$17,719,132	1.47%	(1.18%	)	1.47%	101.39%

Class Y Shares
Year Ended December 31, 2014 (c)	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	–	$21.24	2.96%		$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013 (c)	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	–	$24.04	44.56%		$143,033,972	0.96%	(0.44%	)	1.06%	119.53%
Year Ended December 31, 2012 (c)	$15.42	(0.05)	2.14	2.09	–	–	–	$17.51	13.55%		$96,759,887	1.01%	(0.30%	)	1.07%	82.85%
Year Ended December 31, 2011 (c)	$15.50	(0.12)	0.04	(0.08)	–	–	–	$15.42	(0.52%	)	$100,833,847	1.04%	(0.74%	)	1.07%	104.88%
Year Ended December 31, 2010 (c)	$12.34	(0.10)	3.26	3.16	–	–	–	$15.50	25.61%		$79,316,438	1.07%	(0.75%	)	1.07%	101.39%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

22

Notes to Financial Statements (Continued)

December 31, 2014

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2014

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$226,645,188	$—	$—	$226,645,188
Exchange Traded Fund	1,198,840	—	—	1,198,840
Repurchase Agreements	—	20,891,196	—	20,891,196
Total	$227,844,028	$20,891,196	$—	$248,735,224

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination

24

Notes to Financial Statements (Continued)

December 31, 2014

by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with another series of the Nationwide Mutual Funds, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash, through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

25

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$10,891,196	$—	$10,891,196	$(10,891,196)	$—
Goldman Sachs & Co.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$20,891,196	$—	$20,818,196	$(20,891,196)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

26

Notes to Financial Statements (Continued)

December 31, 2014

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to partnership distributions, REIT returns of capital dividends, REIT capital gain dividend reclassifications, reclassification of net operating losses, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated distributions in excess of net investment loss	Accumulated net realized gains from investments
$(475,320)	$866,970	$(391,650)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

27

Notes to Financial Statements (Continued)

December 31, 2014

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.95%
$200 million and more	0.90%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.95%, and after voluntary fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, there were no cumulative potential reimbursements.

During the year ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $241,652, for which NFA shall not be entitled to later seek recoupment.

28

Notes to Financial Statements (Continued)

December 31, 2014

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $133,452 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $694.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund.

For the year ended December 31, 2014, NFS earned $122,259 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15% and 0.15% for Class I and Class II shares, respectively. For the period from January 1, 2014 through April 25, 2015, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4. Redemption	Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply

29

Notes to Financial Statements (Continued)

December 31, 2014

to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through December 31, 2014 and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $739 and $1,283, respectively.

5. Line	of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6. Investment	Transactions

For the year ended December 31, 2014, the Fund had purchases of $149,566,923 and sales of $156,838,988 (excluding short-term securities).

7. Portfolio	Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

30

Notes to Financial Statements (Continued)

December 31, 2014

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New	Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10. Recaptured	Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $751 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,640,780	$19,687,759	$31,328,539	$—	$31,328,539

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$10,982,858	$10,982,858	$—	$10,982,858

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$21,632,892	$21,632,892	$—	$40,990,271	$62,623,163

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$207,744,953	$47,675,714	$(6,685,443)	$40,990,271

12. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

33

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 5.37%.

The Fund designates $19,687,759, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

35

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

36

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

37

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

40

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

42

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

43

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

44

Annual Report

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund

AR-MM-SCV 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Value Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Small Cap Value Fund (Class I) returned 7.02% versus 4.22% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 136 funds as of December 31, 2014) was 4.69% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Epoch Investment Partners, Inc. and JPMorgan Investment Management Inc.

The following commentary is provided by Epoch Investment Partners, Inc.

The Epoch Investment Partners Sleeve outperformed the benchmark, the Russell 2000 Value during the period.

For the reporting period, the Fund outperformed the benchmark. Security selection within the Fund was positive in several sectors, including consumer discretionary, industrials and materials. Alternatively, certain Sleeve holdings within the financials, information technology and telecommunications sectors somewhat detracted from relative Sleeve results for the reporting period. Due to a general decline in global energy prices, the energy sector was one of the worst-performing sectors for the period. Against this backdrop, the Sleeve’s less-than-index weight in exploration and production companies also contributed to the Sleeve’s results during the year.

Top contributors to the Sleeve’s return within the consumer discretionary sector included Sleeve holdings Brinker International, Inc. and Multimedia Games Holding Co. Inc. Brinker International reported relatively consistent gains in comparable restaurant sales for the reporting period. The company continues to benefit from its focus on cost control and more-prudent capital allocation policies. Sleeve name Multimedia Games Holding Co. shares surged in September 2014, apparently after the publication of a favorable research report on the company in Barron’s magazine. The report highlighted the company’s attractive growth prospects and relatively low valuation. The company subsequently was acquired by Global Cash Access Holdings, Inc. in the third quarter of 2014. In technology, Sleeve holding Cypress Semiconductor Corp. agreed in December 2014 to merge with Spansion Inc. in an all-stock transaction valued at approximately $4 billion. The merger will create a global provider of microcontrollers and specialized memory chips for embedded systems and is expected to generate more than $2 billion in annual revenues. Management expects synergies of approximately $135 million from the transaction.

Some of the bottom contributors to the Sleeve’s return during the reporting period were as follows. In the information technology sector, Sleeve holdings in both Actuate Corp. and Monster Worldwide, Inc. experienced weak results relative to expectations. Actuate Corp.’s revenue came under pressure due to declining sales at its legacy iServer license business. Upon review, we elected to exit the Sleeve’s position in the second quarter of 2014. Monster Worldwide reported a 3% decline in revenue and further contraction in its operating margin in the third quarter of 2014. In the face of significant competition, the company is in the process of realigning its sales force to accommodate its new product strategy and increase traffic to its site. The company expects to see a sequential sales acceleration and to remain free-cash-flow positive in subsequent periods. In the industrials sector, Sleeve holding Harsco Corp. reduced its guidance for fiscal 2014 results, partially due to weakness in its metals and mining businesses. Due to continued weakness in commodity-related sectors during the reporting period, we elected to exit the Sleeve’s position in the fourth quarter of 2014.

4

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Value Fund

In terms of sector allocation within the Sleeve, the utilities sector was one of the best-performing sectors for the year as the prospect for continued low interest rates bolstered investor appeal for the segment. Against this backdrop, the Sleeve’s less-than-benchmark weight in utilities detracted from the Sleeve’s results during the reporting period.

Portfolio Managers:

David N. Pearl; and Michael A. Welhoelter, CFA

The following commentary is provided by JPMorgan Investment Management Inc.

From a traditional attribution standpoint, stock selection within the Sleeve in the consumer cyclical and industrial cyclical sectors contributed to Sleeve results during the reporting period. At the individual stock level, Sleeve name Hawaiian Holdings Inc., with a 0.76% average weight and a contribution of 57 basis points (bps) during the period, aided Sleeve performance. The company, whose main subsidiary is Hawaiian Airlines, Inc., saw an uptrend in its stock price that was supported by a sharp fall in crude oil prices as well as increased passenger traffic. In addition, during the reporting period the company was upgraded to a “Buy” by CRT Capital. Sleeve holding Spansion Inc., with a 0.76% average weight and a contribution of 56 bps for the period, was another top contributor to the Sleeve’s return. During the reporting period, the company announced a merger with Cypress Semiconductor Corp., which helped the uptrend in Spansion’s stock price. Both stocks received analyst upgrades during the reporting period on anticipated tax savings, cost synergies and product synergies.

Alternatively, stock selection within the Sleeve in the finance and utilities sectors detracted from Sleeve results during the reporting period. At the stock level, Sleeve holding and solar module manufacturer First Solar, Inc., with a 0.57% average weight and -25 bps for the period, hurt Sleeve returns. The stock’s underperformance was partly due to the increased volatility in the stock during the period as well as poor third-quarter earnings results that missed analysts’ expectations. Analysts also viewed the company’s

2015 guidance as aggressive, and questions remain as to the long-term economics of thin-film versus crystalline-photovoltaic modules. Management’s decision not to pursue a yieldco (a subsidiary bundling its solar power plants and other projects) also hurt investor sentiment. Sleeve holding Flagstar Bancorp, Inc., with a 0.83% average weight and -0.24 bps for the period, was another top detractor from Sleeve performance. Flagstar Bancorp’s stock price trended lower after management reported weak third-quarter 2014 results.

From our proprietary attribution framework, during the reporting period, the Alpha Model, Sector Selection and Stock Specific made positive contributions to Sleeve performance, while Risk Factors detracted. From a factor perspective, Momentum and Valuation were positive, with Valuation being the strongest factor.

The sleeve held derivatives during the reporting period. The sleeve holds futures for equalization of excess cash balances. Generally, the maximum allocation to futures is less than 5% of the total market value of the sleeve.

Portfolio Managers:

Phillip Hart, CFA; and Dennis S. Ruhl, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Objective

The Fund seeks capital appreciation.

Highlights

•	The NVIT Multi-Manager Small Cap Value Fund (Class I) returned 7.02%, outperforming the benchmark by 2.80% and the Lipper peer category median by 2.33% during the reporting period

•

For Epoch Investment Partners, Inc., security selection within the Fund was positive in several sectors, including consumer discretionary, industrials and materials. Alternatively, certain holdings in the Fund within the financials, information technology and telecommunications sectors somewhat detracted from relative Fund results during the reporting period

•

For JPMorgan Investment Management Inc., stock selection within the Fund in the consumer cyclical and industrial cyclical sectors contributed to Fund results, while stock selection in the finance and utilities sectors detracted from Fund results during the reporting period

Asset Allocation†

Common Stocks	97.2%
Repurchase Agreements	2.7%
Other assets in excess of liabilities	0.1%
100.0%

Top Holdings††

WellCare Health Plans, Inc.	1.1%
Office Depot, Inc.	1.0%
Dynegy, Inc.	1.0%
American Equity Investment Life Holding Co.	0.8%
Sanmina Corp.	0.7%
FirstMerit Corp.	0.7%
Hawaiian Holdings, Inc.	0.7%
DiamondRock Hospitality Co.	0.7%
Helen of Troy Ltd.	0.7%
Spansion, Inc., Class A	0.7%
Other Holdings*	91.9%
100.0%

Top Industries††

Banks	14.1%
Real Estate Investment Trusts (REITs)	10.1%
Insurance	3.5%
Specialty Retail	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Machinery	3.2%
Health Care Equipment & Supplies	3.1%
Health Care Providers & Services	3.0%
Electric Utilities	2.7%
Commercial Services & Supplies	2.5%
Other Industries*	51.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For the periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	7.02%	16.81%	7.68%
Class II	6.77%	16.55%	7.42%
Class IV	7.02%	16.82%	7.69%
Class Y2	7.23%	17.00%	7.80%
Russell 2000® Value Index	4.22%	14.26%	6.89%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply Class I shares.

Expense Ratios

Expense Ratio^
Class I	1.16%
Class II	1.41%
Class IV	1.16%
Class Y	1.01%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Multi-Manager Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,025.10	5.31	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.30	1.04
Class II Shares	Actual	(a)	1,000.00	1,024.60	6.58	1.29
	Hypothetical	(a)(b)	1,000.00	1,018.70	6.56	1.29
Class IV Shares	Actual	(a)	1,000.00	1,025.70	5.31	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.30	1.04
Class Y Shares	Actual	(a)	1,000.00	1,026.70	4.55	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	59,200	$1,644,576
Curtiss-Wright Corp.	33,915	2,394,060
Engility Holdings, Inc.*	42,300	1,810,440
Hexcel Corp.*	67,200	2,788,128
Moog, Inc., Class A*	3,475	257,254
Triumph Group, Inc.	29,100	1,956,102

		10,850,560

Air Freight & Logistics 0.1%
Park-Ohio Holdings Corp.	8,000	504,240

Airlines 1.1%
Hawaiian Holdings, Inc.*	152,513	3,972,964
Republic Airways Holdings, Inc.*	107,600	1,569,884
Virgin America, Inc.*	13,700	592,525

		6,135,373

Auto Components 1.4%
Cooper Tire & Rubber Co.	106,500	3,690,225
Dana Holding Corp.	129,880	2,823,591
Stoneridge, Inc.*	100,100	1,287,286

		7,801,102

Banks 14.1%
1st Source Corp.	3,900	133,809
Ameris Bancorp	19,800	507,672
Banc of California, Inc.	29,572	339,191
Banco Latinoamericano de Comercio Exterior SA, Class E	12,700	382,270
Bank of Hawaii Corp.	51,665	3,064,251
Bank of Kentucky Financial Corp. (The) (a)	3,000	144,810
Bank of Marin Bancorp	4,700	247,173
BankUnited, Inc.	129,700	3,757,409
Banner Corp.	9,900	425,898
BBCN Bancorp, Inc.	19,400	278,972
BNC Bancorp (a)	5,700	98,097
Boston Private Financial Holdings, Inc.	15,200	204,744
Cascade Bancorp*	33,800	175,422
Cathay General Bancorp	19,300	493,887
Chemical Financial Corp.	7,955	243,741
Citizens & Northern Corp. (a)	8,100	167,427
City Holding Co.	15,100	702,603
Columbia Banking System, Inc.	8,217	226,871
Community Trust Bancorp, Inc.	15,157	554,898
CommunityOne Bancorp* (a)	7,100	81,295
ConnectOne Bancorp, Inc.	9,380	178,220
Customers Bancorp, Inc.*	64,740	1,259,840
CVB Financial Corp.	239,093	3,830,270
East West Bancorp, Inc.	15,722	608,599
Enterprise Financial Services Corp.	30,600	603,738
Fidelity Southern Corp.	29,084	468,543
Financial Institutions, Inc.	16,000	402,400
First Bancorp	6,300	116,361
First BanCorp, Puerto Rico*	167,400	982,638

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Busey Corp.	15,900	$103,509
First Business Financial Services, Inc. (a)	3,800	182,058
First Citizens BancShares, Inc., Class A	1,500	379,185
First Commonwealth Financial Corp.	124,500	1,147,890
First Community Bancshares, Inc.	23,600	388,692
First Financial Bancorp	124,855	2,321,054
First Financial Corp.	5,200	185,224
First Interstate BancSystem, Inc., Class A	52,100	1,449,422
First Merchants Corp.	35,700	812,175
First Midwest Bancorp, Inc.	32,000	547,520
First NBC Bank Holding Co.*	27,700	975,040
First Niagara Financial Group, Inc.	41,796	352,340
First of Long Island Corp. (The)	4,500	127,665
FirstMerit Corp.	210,564	3,977,554
Flushing Financial Corp.	119,015	2,412,434
German American Bancorp, Inc. (a)	3,000	91,560
Great Southern Bancorp, Inc. (a)	9,900	392,733
Hampton Roads Bankshares, Inc.* (a)	19,500	32,760
Hanmi Financial Corp.	147,790	3,223,300
Heartland Financial USA, Inc.	13,700	371,270
Heritage Financial Corp.	12,400	217,620
Hilltop Holdings, Inc.*	40,900	815,955
Horizon Bancorp	11,800	308,452
IBERIABANK Corp.	7,500	486,375
Independent Bank Corp. (a)	14,600	625,026
Investors Bancorp, Inc.	323,704	3,633,577
LegacyTexas Financial Group Inc.	137,525	3,279,971
MainSource Financial Group, Inc.	23,600	493,712
MB Financial, Inc.	5,981	196,536
National Penn Bancshares, Inc.	37,045	389,899
NBT Bancorp, Inc.	34,800	914,196
OFG Bancorp (a)	59,700	994,005
PacWest Bancorp	12,300	559,158
Park Sterling Corp.	23,800	174,930
Peoples Bancorp, Inc.	13,500	350,055
Peoples Financial Services Corp. (a)	20,700	1,028,376
Pinnacle Financial Partners, Inc.	68,000	2,688,720
Preferred Bank, Los Angeles	28,200	786,498
PrivateBancorp, Inc.	93,400	3,119,560
Republic Bancorp, Inc., Class A	7,755	191,704
Sierra Bancorp	12,400	217,744
Simmons First National Corp., Class A	5,700	231,705
South State Corp.	6,674	447,692
Southwest Bancorp, Inc.	65,100	1,130,136
State Bank Financial Corp.	37,600	751,248
Stock Yards Bancorp, Inc.	5,200	173,368
Susquehanna Bancshares, Inc.	41,831	561,790
Texas Capital Bancshares, Inc.*	41,025	2,228,888
Tompkins Financial Corp.	4,700	259,910
TriCo Bancshares	41,600	1,027,520
TriState Capital Holdings, Inc.* (a)	25,600	262,144
Trustmark Corp.	11,400	279,756
UMB Financial Corp.	32,400	1,843,236

10

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Umpqua Holdings Corp.	127,275	$2,164,948
Union Bankshares Corp.	10,581	254,791
Webster Financial Corp.	16,500	536,745
WesBanco, Inc.	53,500	1,861,800
West Bancorporation, Inc.	17,000	289,340
Wilshire Bancorp, Inc.	170,400	1,726,152
Wintrust Financial Corp.	36,600	1,711,416
Yadkin Financial Corp.*	11,900	233,835

		79,602,923

Biotechnology 0.8%
Applied Genetic Technologies Corp.* (a)	5,000	105,100
Ardelyx, Inc.*	16,600	313,574
Auspex Pharmaceuticals, Inc.*	1,500	78,720
Avalanche Biotechnologies, Inc.* (a)	5,200	280,800
Cara Therapeutics, Inc.*	19,500	194,415
Celldex Therapeutics, Inc.* (a)	31,100	567,575
Dicerna Pharmaceuticals, Inc.* (a)	17,100	281,637
Immune Design Corp.* (a)	9,500	292,410
Kite Pharma, Inc.* (a)	7,100	409,457
Sage Therapeutics, Inc.* (a)	19,800	724,680
Ultragenyx Pharmaceutical, Inc.*	11,800	517,784
XOMA Corp.* (a)	143,300	514,447
Zafgen, Inc.* (a)	6,700	206,628

		4,487,227

Building Products 1.0%
Armstrong World Industries, Inc.*	63,540	3,248,165
Gibraltar Industries, Inc.*	12,400	201,624
Simpson Manufacturing Co., Inc.	60,080	2,078,768

		5,528,557

Capital Markets 1.9%
Arlington Asset Investment Corp., Class A (a)	65,700	1,748,277
BGC Partners, Inc., Class A	76,200	697,230
Cowen Group, Inc., Class A*	189,333	908,798
Diamond Hill Investment Group, Inc.	17,090	2,359,104
Investment Technology Group, Inc.*	35,800	745,356
Manning & Napier, Inc.	23,600	326,152
Piper Jaffray Cos.*	31,900	1,853,071
Waddell & Reed Financial, Inc., Class A	37,750	1,880,705

		10,518,693

Chemicals 2.0%
A. Schulman, Inc.	29,100	1,179,423
Axiall Corp.	23,500	998,045
Chemtura Corp.*	57,504	1,422,074
Flotek Industries, Inc.*	92,815	1,738,425
FutureFuel Corp.	3,000	39,060
Hawkins, Inc.	2,000	86,660
Innophos Holdings, Inc.	39,355	2,300,300
Innospec, Inc.	3,300	140,910

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Koppers Holdings, Inc.	5,700	$148,086
Kronos Worldwide, Inc.	9,100	118,482
Methanex Corp.	28,873	1,323,249
Minerals Technologies, Inc.	25,400	1,764,030
Zep, Inc.	21,800	330,270

		11,589,014

Commercial Services & Supplies 2.5%
ABM Industries, Inc.	82,600	2,366,490
ACCO Brands Corp.*	330,300	2,976,003
ARC Document Solutions, Inc.*	39,700	405,734
Brady Corp., Class A	12,400	339,016
Cenveo, Inc.* (a)	209,000	438,900
Kimball International, Inc., Class B	132,500	1,208,400
Matthews International Corp., Class A	23,000	1,119,410
Quad/Graphics, Inc.	93,900	2,155,944
RR Donnelley & Sons Co.	19,497	327,647
Steelcase, Inc., Class A	58,300	1,046,485
United Stationers, Inc.	27,700	1,167,832
Viad Corp.	32,000	853,120

		14,404,981

Communications Equipment 1.2%
ARRIS Group, Inc.*	109,300	3,299,767
Comtech Telecommunications Corp.	6,700	211,184
Harmonic, Inc.*	462,510	3,242,195

		6,753,146

Construction & Engineering 0.7%
Argan, Inc.	34,300	1,153,852
EMCOR Group, Inc.	51,200	2,277,888
Tutor Perini Corp.*	35,208	847,457

		4,279,197

Consumer Finance 1.1%
Cash America International, Inc.	70,000	1,583,400
Enova International, Inc.*	64,122	1,427,356
Green Dot Corp., Class A*	157,200	3,221,028

		6,231,784

Containers & Packaging 1.0%
Graphic Packaging Holding Co.*	150,700	2,052,534
Rock-Tenn Co., Class A	16,000	975,680
Silgan Holdings, Inc.	49,845	2,671,692

		5,699,906

Diversified Consumer Services 0.7%
2U, Inc.* (a)	16,100	316,526
Chegg, Inc.* (a)	71,200	491,992
LifeLock, Inc.*	42,800	792,228
Service Corp. International	96,960	2,200,992

		3,801,738

11

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.3%
CBOE Holdings, Inc.	23,485	$1,489,419

Diversified Telecommunication Services 1.0%
IDT Corp., Class B	9,100	184,821
Inteliquent, Inc.	160,500	3,150,615
Lumos Networks Corp.	120,733	2,030,729
magicJack VocalTec Ltd.* (a)	34,400	279,328

		5,645,493

Electric Utilities 2.7%
Cleco Corp.	23,500	1,281,690
El Paso Electric Co.	24,900	997,494
Empire District Electric Co. (The)	17,900	532,346
Great Plains Energy, Inc.	99,580	2,829,068
IDACORP, Inc.	35,700	2,362,983
MGE Energy, Inc.	11,350	517,673
PNM Resources, Inc.	30,600	906,678
Portland General Electric Co.	37,600	1,422,408
Spark Energy, Inc., Class A	2,500	35,225
UIL Holdings Corp.	23,933	1,042,043
Unitil Corp.	9,500	348,365
Westar Energy, Inc.	76,955	3,173,624

		15,449,597

Electrical Equipment 0.5%
EnerSys	31,000	1,913,320
General Cable Corp.	53,600	798,640

		2,711,960

Electronic Equipment, Instruments & Components 2.5%
Benchmark Electronics, Inc.*	88,275	2,245,716
GSI Group, Inc.*	24,600	362,112
Insight Enterprises, Inc.*	40,000	1,035,600
Kimball Electronics, Inc.*	99,250	1,192,985
Littelfuse, Inc.	7,014	678,043
National Instruments Corp.	62,180	1,933,176
OSI Systems, Inc.*	32,120	2,273,133
Sanmina Corp.*	177,811	4,183,893
ScanSource, Inc.*	5,600	224,896

		14,129,554

Energy Equipment & Services 1.2%
Basic Energy Services, Inc.*	21,500	150,715
C&J Energy Services, Inc.*	102,900	1,359,309
Dawson Geophysical Co.	14,800	181,004
Dril-Quip, Inc.*	19,505	1,496,619
FMSA Holdings, Inc.* (a)	23,900	165,388
Forum Energy Technologies, Inc.*	24,000	497,520
Helix Energy Solutions Group, Inc.*	59,200	1,284,640
ION Geophysical Corp.*	179,200	492,800
Parker Drilling Co.*	137,400	421,818
Superior Energy Services, Inc.	20,226	407,554

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Tesco Corp.	10,500	$134,610
Willbros Group, Inc.*	43,100	270,237

		6,862,214

Food & Staples Retailing 2.2%
Andersons, Inc. (The)	15,550	826,327
Pantry, Inc. (The)*	79,300	2,938,858
Rite Aid Corp.*	511,300	3,844,976
Smart & Final Stores, Inc.*	44,700	703,131
SpartanNash Co.	135,835	3,550,727
SUPERVALU, Inc.*	76,200	739,140

		12,603,159

Food Products 1.1%
B&G Foods, Inc.	89,905	2,688,159
Chiquita Brands International, Inc.*	147,500	2,132,850
John B. Sanfilippo & Son, Inc.	13,700	623,350
Pinnacle Foods, Inc.	28,000	988,400

		6,432,759

Gas Utilities 1.1%
Laclede Group, Inc. (The)	14,800	787,360
New Jersey Resources Corp.	15,750	963,900
Northwest Natural Gas Co. (a)	21,600	1,077,840
Southwest Gas Corp.	30,500	1,885,205
WGL Holdings, Inc.	32,900	1,796,998

		6,511,303

Health Care Equipment & Supplies 3.1%
Cynosure, Inc., Class A*	37,600	1,030,992
Greatbatch, Inc.*	45,150	2,225,895
Integra LifeSciences Holdings Corp.*	69,447	3,766,111
NuVasive, Inc.*	53,000	2,499,480
OraSure Technologies, Inc.*	66,800	677,352
PhotoMedex, Inc.* (a)	19,867	30,397
Roka Bioscience, Inc.* (a)	16,000	70,560
Sirona Dental Systems, Inc.*	23,425	2,046,642
Teleflex, Inc.	21,465	2,464,611
Tornier NV*	24,918	635,409
Wright Medical Group, Inc.*	88,150	2,368,590

		17,816,039

Health Care Providers & Services 3.0%
Almost Family, Inc.*	4,900	141,855
Bio-Reference Laboratories, Inc.*	77,738	2,497,722
Cross Country Healthcare, Inc.*	176,000	2,196,480
HealthEquity, Inc.*	5,200	132,340
Kindred Healthcare, Inc.	21,700	394,506
Molina Healthcare, Inc.*	45,300	2,424,909
Triple-S Management Corp., Class B*	19,819	473,872
Trupanion, Inc.* (a)	16,800	116,424
U.S. Physical Therapy, Inc.	57,009	2,392,098
WellCare Health Plans, Inc.*	76,435	6,272,256

		17,042,462

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 1.8%
Brinker International, Inc.	60,360	$3,542,528
Dave & Buster’s Entertainment, Inc.* (a)	18,900	515,970
Life Time Fitness, Inc.*	52,425	2,968,304
Monarch Casino & Resort, Inc.*	106,288	1,763,318
Ruth’s Hospitality Group, Inc.	82,700	1,240,500
Speedway Motorsports, Inc.	20,800	454,896

		10,485,516

Household Durables 1.6%
Helen of Troy Ltd.*	60,500	3,936,130
Lifetime Brands, Inc. (a)	26,900	462,680
M/I Homes, Inc.*	101,045	2,319,993
Skullcandy, Inc.*	110,806	1,018,307
Universal Electronics, Inc.*	19,300	1,255,079

		8,992,189

Household Products 0.1%
Central Garden and Pet Co., Class A*	52,800	504,240

Independent Power and Renewable Electricity Producers 1.0%
Dynegy, Inc.*	181,200	5,499,420

Information Technology Services 1.4%
EVERTEC, Inc.	121,310	2,684,590
Forrester Research, Inc.	49,609	1,952,610
Unisys Corp.*	117,800	3,472,744

		8,109,944

Insurance 3.5%
American Equity Investment Life Holding Co.	145,400	4,244,226
AMERISAFE, Inc.	33,300	1,410,588
AmTrust Financial Services, Inc. (a)	20,656	1,161,900
Aspen Insurance Holdings Ltd.	21,200	927,924
Assured Guaranty Ltd.	33,900	881,061
CNO Financial Group, Inc.	223,300	3,845,226
eHealth, Inc.*	67,020	1,670,138
Fidelity & Guaranty Life	24,500	594,615
Horace Mann Educators Corp.	3,000	99,540
Maiden Holdings Ltd.	161,500	2,065,585
Selective Insurance Group, Inc.	26,800	728,156
Stewart Information Services Corp.	11,800	437,072
Symetra Financial Corp.	59,200	1,364,560
United Fire Group, Inc.	11,300	335,949

		19,766,540

Internet & Catalog Retail 0.6%
Lands’ End, Inc.* (a)	61,000	3,291,560
Wayfair, Inc., Class A* (a)	7,100	140,935

		3,432,495

Internet Software & Services 0.7%
Five9, Inc.* (a)	10,800	48,384
IntraLinks Holdings, Inc.*	49,000	583,100

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Monster Worldwide, Inc.*	325,363	$1,503,177
OPOWER, Inc.* (a)	600	8,538
Q2 Holdings, Inc.*	41,400	779,976
Travelzoo, Inc.*	52,340	660,531
WebMD Health Corp.* (a)	17,400	688,170

		4,271,876

Life Sciences Tools & Services 0.5%
Bio-Rad Laboratories, Inc., Class A*	14,530	1,751,737
INC Research Holdings, Inc., Class A*	5,700	146,433
PRA Health Sciences, Inc.*	17,000	411,740
VWR Corp.*	13,700	354,419

		2,664,329

Machinery 3.2%
Briggs & Stratton Corp. (a)	79,800	1,629,516
Global Brass & Copper Holdings, Inc.	31,600	415,856
Hurco Cos., Inc.	3,800	129,542
Hyster-Yale Materials Handling, Inc.	11,800	863,760
John Bean Technologies Corp.	72,645	2,387,115
Kadant, Inc.	35,200	1,502,688
LB Foster Co., Class A	19,300	937,401
Meritor, Inc.*	78,200	1,184,730
Mueller Industries, Inc.	101,570	3,467,600
Mueller Water Products, Inc., Class A	218,255	2,234,931
NN, Inc.	2,400	49,344
Standex International Corp.	1,900	146,794
Woodward, Inc.	59,930	2,950,354

		17,899,631

Marine 0.4%
Matson, Inc.	60,100	2,074,652

Media 1.3%
AMC Entertainment Holdings, Inc., Class A	8,000	209,440
Dex Media, Inc.* (a)	57,500	515,775
E.W. Scripps Co. (The), Class A*	76,500	1,709,775
Entercom Communications Corp., Class A*	19,000	231,040
Entravision Communications Corp., Class A	120,000	777,600
Journal Communications, Inc., Class A*	77,100	881,253
Live Nation Entertainment, Inc.*	17,000	443,870
Morningstar, Inc.	34,655	2,242,525
Sinclair Broadcast Group, Inc., Class A (a)	8,800	240,768

		7,252,046

Metals & Mining 0.8%
Ampco-Pittsburgh Corp.	13,700	263,725
Commercial Metals Co.	126,100	2,054,169
Globe Specialty Metals, Inc.	17,500	301,525
Worthington Industries, Inc.	64,800	1,949,832

		4,569,251

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 0.8%
NorthWestern Corp.	25,400	$1,437,132
Vectren Corp.	62,665	2,897,003

		4,334,135

Oil, Gas & Consumable Fuels 1.8%
CVR Energy, Inc. (a)	3,100	120,001
Delek US Holdings, Inc.	53,100	1,448,568
Energy XXI Ltd. (a)	35,432	115,508
Green Plains, Inc.	84,500	2,093,910
Infinity Bio-Energy Ltd.* (b)	155,500	0
Pacific Ethanol, Inc.*	85,100	879,083
Panhandle Oil and Gas, Inc., Class A	6,400	148,992
Renewable Energy Group, Inc.*	139,078	1,350,448
REX American Resources Corp.*	9,900	613,503
SemGroup Corp., Class A	4,600	314,594
Stone Energy Corp.*	55,500	936,840
VAALCO Energy, Inc.*	157,200	716,832
Warren Resources, Inc.*	527,700	849,597
Western Refining, Inc.	3,900	147,342
World Fuel Services Corp.	8,000	375,440

		10,110,658

Paper & Forest Products 0.6%
Domtar Corp.	9,200	370,024
KapStone Paper and Packaging Corp.	67,635	1,982,382
P.H. Glatfelter Co.	10,400	265,928
Resolute Forest Products, Inc.*	31,600	556,476
Schweitzer-Mauduit International, Inc.	4,800	203,040

		3,377,850

Personal Products 0.1%
Revlon, Inc., Class A*	9,500	324,520

Pharmaceuticals 0.5%
Amphastar Pharmaceuticals, Inc.* (a)	41,000	476,010
Impax Laboratories, Inc.*	24,500	776,160
Lannett Co., Inc.*	15,500	664,640
Medicines Co. (The)*	30,100	832,867
Revance Therapeutics, Inc.*	11,900	201,586
ZS Pharma, Inc.* (a)	4,300	178,751

		3,130,014

Professional Services 1.1%
CDI Corp.	11,400	201,894
Heidrick & Struggles International, Inc.	19,800	456,390
Kelly Services, Inc., Class A	74,700	1,271,394
Korn/Ferry International*	7,100	204,196
Paylocity Holding Corp.*	6,700	174,937
Resources Connection, Inc.	52,200	858,690
RPX Corp.*	48,500	668,330
TrueBlue, Inc.*	59,200	1,317,200
VSE Corp.	19,300	1,271,870

		6,424,901

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 10.1%
Acadia Realty Trust	8,500	$272,255
American Campus Communities, Inc.	30,500	1,261,480
Anworth Mortgage Asset Corp.	331,500	1,740,375
Armada Hoffler Properties, Inc.	15,500	147,095
Ashford Hospitality Prime, Inc.	22,620	388,159
Ashford Hospitality Trust, Inc.	247,300	2,591,704
Blackstone Mortgage Trust, Inc., Class A	60,900	1,774,626
Capstead Mortgage Corp.	236,900	2,909,132
Cedar Realty Trust, Inc.	112,400	825,016
Chambers Street Properties	39,700	319,982
Chatham Lodging Trust	20,700	599,679
Chesapeake Lodging Trust	34,300	1,276,303
CoreSite Realty Corp.	44,600	1,741,630
Cousins Properties, Inc.	230,400	2,631,168
CubeSmart	50,550	1,115,639
CyrusOne, Inc.	24,000	661,200
CYS Investments, Inc.	61,300	534,536
DCT Industrial Trust, Inc.	64,300	2,292,938
DiamondRock Hospitality Co.	266,900	3,968,803
EastGroup Properties, Inc.	3,700	234,284
Education Realty Trust, Inc.	21,433	784,233
EPR Properties	10,400	599,352
Extra Space Storage, Inc.	11,800	691,952
FelCor Lodging Trust, Inc.	71,500	773,630
First Industrial Realty Trust, Inc.	149,200	3,067,552
Franklin Street Properties Corp.	8,600	105,522
Geo Group, Inc. (The)	37,100	1,497,356
Getty Realty Corp.	10,000	182,100
Government Properties Income Trust	8,100	186,381
Hersha Hospitality Trust	417,600	2,935,728
Home Properties, Inc.	3,900	255,840
Kite Realty Group Trust	39,750	1,142,415
LaSalle Hotel Properties	8,000	323,760
LTC Properties, Inc.	24,000	1,036,080
NorthStar Realty Finance Corp.	96,825	1,702,184
Parkway Properties, Inc.	73,300	1,347,987
Pennsylvania Real Estate Investment Trust	39,650	930,189
PennyMac Mortgage Investment Trust	73,300	1,545,897
Potlatch Corp.	59,100	2,474,517
RAIT Financial Trust	110,500	847,535
Ramco-Gershenson Properties Trust	21,700	406,658
Redwood Trust, Inc.	127,600	2,513,720
Rouse Properties, Inc.	24,100	446,332
Summit Hotel Properties, Inc.	94,000	1,169,360
Sun Communities, Inc.	10,400	628,784
Sunstone Hotel Investors, Inc.	134,200	2,215,642

		57,096,710

Real Estate Management & Development 0.3%
Alexander & Baldwin, Inc.	27,300	1,071,798
RE/MAX Holdings, Inc., Class A	11,600	397,300

		1,469,098

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.4%
AMERCO	8,400	$2,387,784
ArcBest Corp.	18,300	848,571
Genesee & Wyoming, Inc., Class A*	14,641	1,316,519
Swift Transportation Co.*	29,200	835,996
Universal Truckload Services, Inc.	6,200	176,762
Werner Enterprises, Inc.	70,000	2,180,500

		7,746,132

Semiconductors & Semiconductor Equipment 3.3%
Alpha & Omega Semiconductor Ltd.*	67,353	596,074
Amkor Technology, Inc.*	170,100	1,207,710
Audience, Inc.* (a)	4,700	20,680
Cypress Semiconductor Corp.*	225,260	3,216,713
First Solar, Inc.*	31,900	1,422,580
Integrated Silicon Solution, Inc.	72,800	1,206,296
MKS Instruments, Inc.	27,700	1,013,820
Pericom Semiconductor Corp.*	22,200	300,588
Spansion, Inc., Class A*	112,600	3,853,172
Teradyne, Inc.	93,385	1,848,089
Ultra Clean Holdings, Inc.*	176,100	1,634,208
Veeco Instruments, Inc.*	70,885	2,472,469
Xcerra Corp.*	13,400	122,744

		18,915,143

Software 2.3%
CommVault Systems, Inc.*	51,115	2,642,135
FireEye, Inc.* (a)	6,700	211,586
Globant SA*	56,400	880,968
Imperva, Inc.*	25,400	1,255,522
Paycom Software, Inc.* (a)	10,900	286,997
Proofpoint, Inc.*	3,000	144,690
Rovi Corp.*	143,170	3,234,210
Take-Two Interactive Software, Inc.*	43,200	1,210,896
TiVo, Inc.*	123,100	1,457,504
Varonis Systems, Inc.* (a)	47,400	1,556,142

		12,880,650

Specialty Retail 3.5%
Barnes & Noble, Inc.*	77,200	1,792,584
Big 5 Sporting Goods Corp.	89,735	1,312,823
Boot Barn Holdings, Inc.*	3,900	70,980
Brown Shoe Co., Inc.	108,350	3,483,452
Cato Corp. (The), Class A	9,900	417,582
Children’s Place, Inc. (The)	21,600	1,231,200
Citi Trends, Inc.*	23,600	595,900
Express, Inc.*	99,055	1,455,118
Finish Line, Inc. (The), Class A	9,500	230,945
Office Depot, Inc.*	658,900	5,650,068
Systemax, Inc.*	15,200	205,200
Zumiez, Inc.*	82,600	3,190,838

		19,636,690

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 0.1%
Avid Technology, Inc.*	49,000	$696,290

Textiles, Apparel & Luxury Goods 1.3%
Iconix Brand Group, Inc.*	102,110	3,450,297
Movado Group, Inc.	51,950	1,473,821
Steven Madden Ltd.*	71,520	2,276,482

		7,200,600

Thrifts & Mortgage Finance 2.3%
BankFinancial Corp. (a)	5,800	68,788
Berkshire Hills Bancorp, Inc.	8,100	215,946
Brookline Bancorp, Inc.	178,390	1,789,252
Capitol Federal Financial, Inc.	147,855	1,889,587
Charter Financial Corp. (a)	28,800	329,760
First Defiance Financial Corp.	10,900	371,254
Flagstar Bancorp, Inc.*	168,900	2,656,797
HomeStreet, Inc.	45,200	786,932
Northwest Bancshares, Inc.	116,135	1,455,172
PennyMac Financial Services, Inc., Class A*	35,300	610,690
Provident Financial Services, Inc.	18,400	332,304
TrustCo Bank Corp.	244,740	1,776,812
WSFS Financial Corp.	9,400	722,766

		13,006,060

Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	22,850	1,041,731

Water Utilities 0.2%
American States Water Co.	17,400	655,284
Artesian Resources Corp., Class A	4,700	106,173
California Water Service Group	7,100	174,731

		936,188

Wireless Telecommunication Services 0.2%
RingCentral, Inc., Class A* (a)	76,600	1,142,872

Total Common Stocks (cost $427,531,247)		549,874,771

Repurchase Agreements 2.7%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $5,484,671, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00% , maturing 11/20/21 - 02/20/44; total market value $5,594,360. (c)(d)	$5,484,646	5,484,646

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $10,000,044, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00% , maturing 08/20/18 - 12/20/44; total market value $10,200,000. (c)(d)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $15,484,646)		15,484,646

Total Investments (cost $443,015,893) (e) — 99.9%		565,359,417
Other assets in excess of liabilities — 0.1%		575,698

NET ASSETS — 100.0%		$565,935,115

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $15,115,133 which was collateralized by repurchase agreements with a value of $15,484,646 and $1,974 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 0.88%, and maturity dates ranging from 01/15/15 - 07/15/21 a total value of $15,486,620.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $15,484,646.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
87	Russell 2000 Mini Future	03/20/15	$10,446,090	$(14,879)

At December 31, 2014, the fund had $370,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investments, at value* (cost $427,531,247)	$549,874,771
Repurchase agreements, at value (cost $15,484,646)	15,484,646

Total Investments, at value (total cost $443,015,893)	565,359,417

Cash	10,337,223
Deposits with broker for futures contracts	370,000
Dividends receivable	927,281
Security lending income receivable	39,260
Receivable for investments sold	8,633,945
Receivable for capital shares issued	238,536
Prepaid expenses	941

Total Assets	585,906,603

Liabilities:
Payable for investments purchased	3,015,882
Payable for capital shares redeemed	884,386
Payable for variation margin on futures contracts	80,967
Payable upon return of securities loaned (Note 2)	15,484,646
Accrued expenses and other payables:
Investment advisory fees	397,913
Fund administration fees	17,623
Distribution fees	8,158
Administrative servicing fees	45,936
Accounting and transfer agent fees	425
Custodian fees	1,515
Compliance program costs (Note 3)	443
Professional fees	20,160
Printing fees	11,525
Other	1,909

Total Liabilities	19,971,488

Net Assets	$565,935,115

Represented by:
Capital	$394,017,557
Accumulated undistributed net investment income	686,038
Accumulated net realized gains from investments and futures transactions	48,902,875
Net unrealized appreciation/(depreciation) from investments	122,343,524
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(14,879)

Net Assets	$565,935,115

*	Includes value of securities on loan of $15,115,133 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi-Manager Small Cap Value Fund
Net Assets:
Class I Shares	$196,289,425
Class II Shares	39,407,075
Class IV Shares	25,210,141
Class Y Shares	305,028,474

Total	$565,935,115

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,374,132
Class II Shares	2,528,509
Class IV Shares	1,589,579
Class Y Shares	19,199,055

Total	35,691,275

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.86
Class II Shares	$15.59
Class IV Shares	$15.86
Class Y Shares	$15.89

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,150,461
Income from securities lending (Note 2)	248,625
Interest income	7,500
Foreign tax withholding	(5,628)

Total Income	8,400,958

EXPENSES:
Investment advisory fees	4,715,380
Fund administration fees	205,425
Distribution fees Class II Shares	92,017
Administrative servicing fees Class I Shares	295,801
Administrative servicing fees Class II Shares	55,211
Administrative servicing fees Class III Shares (a)	1,382
Administrative servicing fees Class IV Shares	38,109
Professional fees	38,056
Printing fees	28,429
Trustee fees	15,752
Custodian fees	20,094
Accounting and transfer agent fees	2,527
Compliance program costs (Note 3)	1,738
Other	13,964

Total expenses before earnings credit and fees waived	5,523,885

Earnings credit (Note 5)	(76)
Investment advisory fees waived (Note 3)	(173,141)

Net Expenses	5,350,668

NET INVESTMENT INCOME	3,050,290

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	50,580,362
Net realized gains from futures transactions (Note 2)	724,376

Net realized gains from investments and futures transactions	51,304,738

Net change in unrealized appreciation/(depreciation) from investments	(16,483,900)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(656,769)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(17,140,669)

Net realized/unrealized gains from investments and futures transactions	34,164,069

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,214,359

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$3,050,290	$3,897,920
Net realized gains from investments and futures transactions	51,304,738	76,112,782
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(17,140,669)	85,578,643

Change in net assets resulting from operations	37,214,359	165,589,345

Distributions to Shareholders From:
Net investment income:
Class I	(1,016,330)	(1,563,490)
Class II	(109,299)	(217,270)
Class III (a)	(8,106)	(20,325)
Class IV	(131,855)	(202,826)
Class Y	(1,947,106)	(2,422,324)
Net realized gains:
Class I	(18,205,003)	–
Class II	(3,499,695)	–
Class III (a)	–	–
Class IV	(2,353,027)	–
Class Y	(26,961,054)	–

Change in net assets from shareholder distributions	(54,231,475)	(4,426,235)

Change in net assets from capital transactions	21,631,843	(24,846,413)

Change in net assets	4,614,727	136,316,697

Net Assets:
Beginning of year	561,320,388	425,003,691

End of year	$565,935,115	$561,320,388

Accumulated undistributed net investment income at end of year	$686,038	$730,092

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,800,468	$12,103,613
Proceeds from shares issued from class conversion	3,233,688	–
Dividends reinvested	19,221,333	1,563,490
Cost of shares redeemed	(38,679,565)	(35,158,097)

Total Class I Shares	(8,424,076)	(21,490,994)

Class II Shares
Proceeds from shares issued	5,364,779	11,604,409
Dividends reinvested	3,608,994	217,270
Cost of shares redeemed	(7,387,593)	(8,689,628)

Total Class II Shares	1,586,180	3,132,051

Class III Shares (a)
Proceeds from shares issued	761,106	2,402,437
Dividends reinvested	8,106	20,325
Cost of shares redeemed in class conversion	(3,233,688)	–
Cost of shares redeemed	(249,189)	(1,253,981)

Total Class III Shares	(2,713,665)	1,168,781

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$736,093	$1,185,284
Dividends reinvested	2,484,882	202,826
Cost of shares redeemed	(4,351,223)	(4,034,827)

Total Class IV Shares	(1,130,248)	(2,646,717)

Class Y Shares
Proceeds from shares issued	23,619,399	12,043,319
Dividends reinvested	28,908,160	2,422,324
Cost of shares redeemed	(20,213,907)	(19,475,177)

Total Class Y Shares	32,313,652	(5,009,534)

Change in net assets from capital transactions	$21,631,843	$(24,846,413)

SHARE TRANSACTIONS:
Class I Shares
Issued	489,092	858,938
Issued in class conversion	199,796	–
Reinvested	1,261,085	99,777
Redeemed	(2,399,567)	(2,475,721)

Total Class I Shares	(449,594)	(1,517,006)

Class II Shares
Issued	344,661	831,379
Reinvested	241,235	14,143
Redeemed	(472,702)	(618,964)

Total Class II Shares	113,194	226,558

Class III Shares (a)
Issued	46,315	174,826
Reinvested	495	1,293
Redeemed in class conversion	(199,594)	–
Redeemed	(15,014)	(93,081)

Total Class III Shares	(167,798)	83,038

Class IV Shares
Issued	45,870	84,252
Reinvested	163,029	12,941
Redeemed	(270,218)	(284,520)

Total Class IV Shares	(61,319)	(187,327)

Class Y Shares
Issued	1,469,406	831,085
Reinvested	1,891,090	153,932
Redeemed	(1,256,860)	(1,450,159)

Total Class Y Shares	2,103,636	(465,142)

Total change in shares	1,538,119	(1,859,879)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013 (c)	$11.81	0.10	4.65	4.75	(0.12)	–	(0.12)	–	$16.44	40.28%	(d)	$210,852,823	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (c)	$9.88	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.81	20.44%		$169,293,150	1.06%	1.07%	1.10%	33.12%
Year Ended December 31, 2011 (c)	$10.45	0.04	(0.57)	(0.53)	(0.04)	–	(0.04)	–	$9.88	(5.07%	)	$166,500,971	1.10%	0.40%	1.11%	77.92%
Year Ended December 31, 2010 (c)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.60%		$220,041,173	1.12%	0.76%	1.12%	45.72%

Class II Shares
Year Ended December 31, 2014 (c)	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	–	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013 (c)	$11.63	0.07	4.58	4.65	(0.09)	–	(0.09)	–	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%
Year Ended December 31, 2012 (c)	$9.72	0.09	1.88	1.97	(0.06)	–	(0.06)	–	$11.63	20.30%		$25,451,386	1.31%	0.82%	1.35%	33.12%
Year Ended December 31, 2011 (c)	$10.31	0.02	(0.58)	(0.56)	(0.03)	–	(0.03)	–	$9.72	(5.45%	)	$24,188,053	1.35%	0.17%	1.36%	77.92%
Year Ended December 31, 2010 (c)	$8.18	0.04	2.12	2.16	(0.03)	–	(0.03)	–	$10.31	26.47%		$28,320,389	1.37%	0.50%	1.37%	45.72%

Class IV Shares
Year Ended December 31, 2014 (c)	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013 (c)	$11.80	0.10	4.66	4.76	(0.12)	–	(0.12)	–	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (c)	$9.87	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.80	20.58%		$21,696,842	1.06%	1.08%	1.10%	33.12%
Year Ended December 31, 2011 (c)	$10.45	0.04	(0.58)	(0.54)	(0.04)	–	(0.04)	–	$9.87	(5.17%	)	$20,454,978	1.10%	0.42%	1.11%	77.92%
Year Ended December 31, 2010 (c)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.61%		$24,035,927	1.12%	0.77%	1.12%	45.72%

Class Y Shares
Year Ended December 31, 2014 (c)	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	–	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013 (c)	$11.82	0.13	4.65	4.78	(0.14)	–	(0.14)	–	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%
Year Ended December 31, 2012 (c)	$9.90	0.14	1.90	2.04	(0.12)	–	(0.12)	–	$11.82	20.68%		$207,560,388	0.91%	1.26%	0.95%	33.12%
Year Ended December 31, 2011 (c)	$10.47	0.07	(0.59)	(0.52)	(0.05)	–	(0.05)	–	$9.90	(4.99%	)	$148,283,331	0.95%	0.71%	0.96%	77.92%
Year Ended December 31, 2010 (c)	$8.31	0.11	2.12	2.23	(0.07)	–	(0.07)	–	$10.47	26.87%		$79,659,279	0.97%	1.22%	0.97%	45.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014 , the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

23

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available

24

Notes to Financial Statements (Continued)

December 31, 2014

are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$10,850,560	$—	$—	$10,850,560
Air Freight & Logistics	504,240	—	—	504,240
Airlines	6,135,373	—	—	6,135,373
Auto Components	7,801,102	—	—	7,801,102
Banks	79,602,923	—	—	79,602,923
Biotechnology	4,487,227	—	—	4,487,227
Building Products	5,528,557	—	—	5,528,557
Capital Markets	10,518,693	—	—	10,518,693
Chemicals	11,589,014	—	—	11,589,014
Commercial Services & Supplies	14,404,981	—	—	14,404,981
Communications Equipment	6,753,146	—	—	6,753,146
Construction & Engineering	4,279,197	—	—	4,279,197
Consumer Finance	6,231,784	—	—	6,231,784
Containers & Packaging	5,699,906	—	—	5,699,906
Diversified Consumer Services	3,801,738	—	—	3,801,738
Diversified Financial Services	1,489,419	—	—	1,489,419
Diversified Telecommunication Services	5,645,493	—	—	5,645,493
Electric Utilities	15,449,597	—	—	15,449,597
Electrical Equipment	2,711,960	—	—	2,711,960
Electronic Equipment, Instruments & Components	14,129,554	—	—	14,129,554
Energy Equipment & Services	6,862,214	—	—	6,862,214
Food & Staples Retailing	12,603,159	—	—	12,603,159
Food Products	6,432,759	—	—	6,432,759
Gas Utilities	6,511,303	—	—	6,511,303
Health Care Equipment & Supplies	17,816,039	—	—	17,816,039
Health Care Providers & Services	17,042,462	—	—	17,042,462
Hotels, Restaurants & Leisure	10,485,516	—	—	10,485,516
Household Durables	8,992,189	—	—	8,992,189
Household Products	504,240	—	—	504,240
Independent Power and Renewable Electricity Producers	5,499,420	—	—	5,499,420
Information Technology Services	8,109,944	—	—	8,109,944
Insurance	19,766,540	—	—	19,766,540
Internet & Catalog Retail	3,432,495	—	—	3,432,495
Internet Software & Services	4,271,876	—	—	4,271,876
Life Sciences Tools & Services	2,664,329	—	—	2,664,329
Machinery	17,899,631	—	—	17,899,631
Marine	2,074,652	—	—	2,074,652
Media	7,252,046	—	—	7,252,046
Metals & Mining	4,569,251	—	—	4,569,251
Multi-Utilities	4,334,135	—	—	4,334,135
Oil, Gas & Consumable Fuels	10,110,658	—	—	10,110,658
Paper & Forest Products	3,377,850	—	—	3,377,850

25

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Personal Products	$324,520	$—	$—	$324,520
Pharmaceuticals	3,130,014	—	—	3,130,014
Professional Services	6,424,901	—	—	6,424,901
Real Estate Investment Trusts (REITs)	57,096,710	—	—	57,096,710
Real Estate Management & Development	1,469,098	—	—	1,469,098
Road & Rail	7,746,132	—	—	7,746,132
Semiconductors & Semiconductor Equipment	18,915,143	—	—	18,915,143
Software	12,880,650	—	—	12,880,650
Specialty Retail	19,636,690	—	—	19,636,690
Technology Hardware, Storage & Peripherals	696,290	—	—	696,290
Textiles, Apparel & Luxury Goods	7,200,600	—	—	7,200,600
Thrifts & Mortgage Finance	13,006,060	—	—	13,006,060
Trading Companies & Distributors	1,041,731	—	—	1,041,731
Water Utilities	936,188	—	—	936,188
Wireless Telecommunication Services	1,142,872	—	—	1,142,872
Total Common Stocks	$549,874,771	$—	$—	$549,874,771
Repurchase Agreements	—	15,484,646	—	15,484,646
Total Assets	$549,874,771	$15,484,646	$—	$565,359,417
Liabilities:
Futures Contracts	(14,879)	—	—	(14,879)
Total Liabilities	$(14,879)	$—	$—	$(14,879)
Total	$549,859,892	$15,484,646	$—	$565,344,538

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2014, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

26

Notes to Financial Statements (Continued)

December 31, 2014

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(14,879)
Total		$(14,879)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$724,376
Total	$724,376

27

Notes to Financial Statements (Continued)

December 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(656,769)
Total	$(656,769)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

28

Notes to Financial Statements (Continued)

December 31, 2014

(e)	Joint Repurchase Agreements

During the year ended December 31, 2014 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014 , the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$5,484,646	$—	$5,484,646	$(5,484,646)	$—
Goldman Sachs & Co	10,000,000	—	10,000,000	(10,000,000)	—
Total	$15,484,646	$—	$15,484,646	$(15,484,646)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

29

Notes to Financial Statements (Continued)

December 31, 2014

Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to partnership distributions, passive foreign investment company gain/loss on sales, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and futures transactions
$—	$118,352	$(118,352)

Amount designated as “—“ is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

30

Notes to Financial Statements (Continued)

December 31, 2014

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014 , the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.90%
$200 million and more	0.85%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.87% and after voluntary fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

31

Notes to Financial Statements (Continued)

December 31, 2014

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $173,141 for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $205,425 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,738.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $390,503 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively. For the period from January 1, 2014 through April 25, 2015, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the

32

Notes to Financial Statements (Continued)

December 31, 2014

redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $224 and $2,305, respectively.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $207,688,833 and sales of $235,144,118 (excluding short-term securities).

For the year ended December 31, 2014, the Fund had purchases of $315,283 and sales of $1,030,000 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

33

Notes to Financial Statements (Continued)

December 31, 2014

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.   New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014 , the Fund recaptured $27,344 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,212,696	$51,018,779	$54,231,475	$—	$54,231,475

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,426,235	$—	$4,426,235	$—	$4,426,235

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$11,974,233	$38,775,300	$50,749,533	$—	$121,168,025	$171,917,558

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities excluding derivative contracts and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$444,191,392	$141,044,349	$(19,876,324)	$121,168,025

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

36

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 45.96%.

The Fund designates $51,018,779, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

38

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

40

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

41

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

43

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

45

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

46

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

47

Annual Report

December 31, 2014

NVIT Multi-Manager Small Company Fund

AR-MM-SCO 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Company Fund

For the annual period ended December 31, 2014, the NVIT Multi-Manager Small Company Fund (Class I) returned 0.82% versus 4.89% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 136 funds as of December 31, 2014) was 4.69% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC; and Morgan Stanley Investment Management Inc.

The following commentary is provided by Neuberger Berman Management LLC

Market Environment

Despite several periods of heightened volatility, the U.S. stock market generated solid results during the reporting period. The market was supported by improving economic growth in the U.S., generally strong corporate profits and indications that the Federal Reserve would be “patient” in terms of raising interest rates. The overall U.S. stock market, as measured by the S&P 500® Index, gained 13.7% in 2014. This marked the third consecutive year that the market generated a double-digit return. Small-capitalization stocks generated more modest results, as the Russell 2000 Index gained 4.89% for the same period.

Sleeve Review

The Neuberger Berman Management sleeve of the Fund experienced underperformance during the reporting period, driven by both stock selection and sector allocation. From a stock-selection perspective, the sleeve’s holdings in the financials and health care sectors detracted the most from results. In contrast, holdings in the materials and information technology sectors added the most value.

The sleeve’s holdings that detracted the most from performance during the reporting period were Altisource Portfolio Solutions S.A., CARBO Ceramics Inc. and Altisource Asset Management Corp. Altisource Portfolio Solutions provides a host of services to the real estate and mortgage marketplace. The stock was negatively affected by its exit from a high-margin line of business and uncertainty around its growth profile in the coming years due to a settlement with Ocwen Financial Corp. CARBO Ceramics provides ceramic proppant used to facilitate the flow of hydrocarbons in oil and gas wells. The stock sold off sharply as its customers began to experiment with an alternative hydraulic fracturing technology that uses substantial amounts of frac sand instead of ceramic proppant. Altisource Asset Management is the management company for Altisource Residential Corp. (RESI), a single-family home rental real estate investment trust (REIT). The stock was negatively affected by uncertainty regarding the company’s exposure to Ocwen Financial and its subsequent settlement with the New York Department of Financial Services.

Individual stocks that contributed the most to the sleeve’s results during the year were sleeve holdings Manhattan Associates, Inc.; Zebra Technologies Corp.; and Sensient Technologies Corp. Manhattan Associates provides information technology solutions designed to enable efficient movement of goods through the supply chain. The stock benefited from strong quarterly results and outlook for a continued strong-demand environment for its offerings. Zebra Technologies manufactures and distributes thermal-barcode printers, plastic-card printers and products for use in data collection and automatic identification systems. During the year, the company’s fundamentals steadily improved, due to solid demand across all geographies and end markets, which resulted in better-than-expected

4

Fund Commentary	NVIT Multi-Manager Small Company Fund

top- and bottom-line performance. Sensient Technologies is a global manufacturer and marketer of colors, flavors and fragrances. It performed well during the reporting period due to improved financial results as well as shareholder-friendly actions.

Sector allocation within the sleeve also detracted from sleeve performance during the reporting period. A significant part of this was due to the sleeve’s lack of exposure to REITs and biotechnology companies, which were both up sharply for the year. We typically do not invest in REITs as they do not meet our investment criteria. REITs generally do not generate free cash flow, typically are financed with debt and are without high barriers to entry. We typically do not invest in biotechnology companies, as they are most often speculative in nature and non-earners with low levels of profitability.

Outlook

Our investment approach is driven predominantly by bottom-up considerations. With this caveat, we do overlay the sleeve to some degree with a top-down point of view. Given our long-term investment horizon, we are not trying to make short- to medium-term economic or market calls. Rather, we try to position the sleeve to capture what we see as very long-term tailwinds and seek to avoid long-term headwinds, to the greatest extent possible. From a macroeconomic standpoint, we are in uncharted waters from a monetary policy perspective, and extreme outcomes are possible, or perhaps even likely. The regulatory environment is equally volatile, as oversight in the U.S. is on the rise and difficult to predict in a growing number of industries.

In recognition of this elevated uncertainty, we do not feel it is appropriate to make significant sector bets at this time. We are much more comfortable focusing on stock-specific analysis, which always has been the backbone of our investment process. In the post-Lehman recovery, the small-cap market in the U.S. has favored lower-return, higher-leverage and—in some industries—money-losing companies. We have experienced similar market environments in the past (although shorter in duration), and historically the market always has come back to reasonably valued, solid business models with superior financials. We can’t predict exactly when, although historically it has done so without much warning, and sometimes quite quickly. In conclusion, we are finding plenty of business models that fit our high-quality criteria selling at relatively reasonable prices. We suspect that many of the stocks that the sleeve owns today will drive performance well out into the future.

Portfolio Managers:

Robert D’Alelio; and Judith M. Vale

The following commentary is provided by OppenheimerFunds, Inc.

The sleeve’s underperformance during the reporting period stemmed primarily from weaker relative stock selection in the information technology and consumer discretionary sectors. The sleeve outperformed the Index in the energy sector, due mainly to stronger relative stock selection.

The investment environment changed significantly during the reporting period. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had over the previous few years. But in March 2014, the tone of the market changed abruptly, and companies with larger market capitalizations and lower valuations began to materially outperform smaller companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above-average valuations, underperformed during the period despite little or no change to the underlying fundamentals of the companies the sleeve owns.

Economic Environment

In the U.S., the Fed began tapering (reducing) its most recent quantitative easing (QE) program in January 2014 and completed the process (thereby ending the program’s purchases) at the end of October. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped to reduce market volatility and enabled investors to prepare for a post-QE market environment. While the U.S. equity market

5

Fund Commentary	NVIT Multi-Manager Small Company Fund

faced volatility early in 2014 due to weak first-quarter data partially attributed to cold weather effects across much of the country, and again in September, the U.S. equity market generally produced positive results and ended the reporting period at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with gross domestic product (GDP) growing at 4.6% and an estimated 5.0%, respectively.

Top Individual Contributors

Top individual contributors to sleeve performance during the reporting period included sleeve holdings in Athlon Energy Inc. (energy), GoPro, Inc. (consumer discretionary) and health care stock InterMune, Inc. Athlon Energy, an independent exploration and production company operating in the Permian Basin, rallied after Canada energy producer EnCana Corp. announced plans to acquire the company. The acquisition was completed over the fourth quarter of 2014. GoPro is a developer of mountable and wearable cameras and accessories. The company had a successful initial public offering followed by strong second quarter financial results. We exited the sleeve’s position during the reporting period. InterMune, a biotechnology company focused on the development of small molecules for the treatment of lung disease, was acquired by Roche Holding AG during the reporting period. We have since sold the sleeve’s position.

Top Individual Detractors

Top detractors from sleeve performance during the reporting period included Conn’s Inc. (consumer discretionary) and information technology stocks Cornerstone Ondemand, Inc., and Stratasys Ltd. We exited the sleeve’s position in these holdings except for Stratasys. Early in the reporting period, Conn’s, a specialty retailer of durable consumer products, lowered its earnings forecast for the fourth quarter of 2014 and for the 2015 fiscal year due to higher delinquencies in the company’s credit business. Cornerstone Ondemand, a leading SaaS-based (software as a service) learning and talent management solution vendor, reported results that were light on revenue and earnings per share (EPS) due to unfavorable timing of some subscription and service revenue. Stratasys, one of the leading makers of 3-D printers, issued EPS guidance that was moderately below consensus estimates due to higher-than-expected operating expenses and share count. Also, despite topping analysts’ expectations for the third quarter of 2014, Stratasys issued weak full-year 2014 guidance.

Sleeve Positioning

At period-end, the sleeve had its largest overweight positions relative to the Index in industrials, consumer discretionary and financials, and its most significant underweight positions in materials, energy, consumer staples, health care and information technology. The sleeve held no stocks in telecommunications services or utilities at period-end.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Putnam Investment Management, LLC

U.S. small-cap value stocks generated positive returns over the course of 2014, with the Russell 2000

Value Index rising 4.2%. In this environment, the sleeve underperformed its benchmark. Stock selection within the sleeve was positive across all but two sectors during the reporting period.

Sector allocation effects, a residual of the investment process, also added value to the sleeve. Transactional cash held within the sleeve, however, dragged on sleeve returns during the reporting period.

Results from the sleeve’s holdings in the basic materials, energy and communication services sectors added value during the reporting period. Strong stock selection within the sleeve in the basic materials sector, and particularly overweight positions in Century Aluminum Co. and Matrix Service Co., as well as an out-of-benchmark position in Constellium NV, overcame the negative effects of an overweight to the sector. An underweight allocation in the sleeve to the energy sector, which fell significantly over the course of the year on declining oil prices, as well

6

Fund Commentary	NVIT Multi-Manager Small Company Fund

as positive stock selection effects led by lack of exposure to a number of names including Energy XXI Gulf Coast, Inc., Rosetta Resources Inc. and Alpha Natural Resources, Inc., added value to the sleeve during the reporting period. Within the communication services sector, an out-of-benchmark position in the sleeve in j2 Global, Inc., lack of exposure to DigitalGlobe, Inc. and Finisar Corp., and an overweight position in Iridium Communications Inc. contributed most to sleeve results, augmenting the positive effects of an underweight allocation to the sector.

Results from three sectors detracted from sleeve returns during the reporting period: financials, consumer cyclicals and utilities. Stock selection lagged within the financials sector as overweight positions in Regional Management Corp., The Bancorp Inc. and Employers Holdings, Inc. as well as an out-of-benchmark position in Performant Financial Corp. wore most on sleeve results. Overweight positions in the sleeve in VOXX International Corp., Global Cash Access Holdings, Inc. and Big 5 Sporting Goods Corp. as well as an out-of-benchmark position in Ascena Retail Group, Inc. wore most on sleeve returns within the consumer cyclicals sector. Stock selection in the sleeve was positive within the utilities sector; however, an underweight to the sector detracted from sleeve performance.

Portfolio Manager:

Eric N. Harthun

The following commentary is provided by Morgan Stanley Investment Management Inc.

During the reporting period, the Morgan Stanley Investment Management Inc. allocation consisted of only one holding, a private placement in GLAM Media Inc. This position did not have a meaningful contribution to the sleeve.

Portfolio Managers:

Sam Chainani; David Cohen; Dennis Lynch; Armistead Nash; Alexander Norton; and Jason Yeung

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Small Company Fund

Objective

The Fund seeks long-term growth of capital.

Highlights

•	The NVIT Multi-Manager Small Company Fund (Class I) returned 0.82%, underperforming the benchmark by 4.07% and the Lipper peer category median by 3.87% during the reporting period

•	For Neuberger Berman Management LLC, underperformance in the sleeve during the reporting period was driven by both stock selection and sector allocation

•

For OppenheimerFunds, Inc., the sleeve’s underperformance stemmed primarily from weaker relative stock selection in the information technology and consumer discretionary sectors. The sleeve outperformed the Index in the energy sector during the reporting period, due mainly to stronger relative stock selection

•

For Putnam Investment Management, LLC, stock selection within the sleeve was positive across all but two sectors during the reporting period. Sector allocation effects, a residual of the investment process, also added value to the sleeve. Transactional cash held within the sleeve, however, dragged on sleeve returns during the reporting period

Asset Allocation†

Common Stocks	94.7%
Repurchase Agreements	5.1%
Corporate Bonds††	0.0%
Preferred Stocks††	0.0%
Right††	0.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings†††

Wabtec Corp.	1.0%
West Pharmaceutical Services, Inc.	0.8%
Tyler Technologies, Inc.	0.8%
Middleby Corp. (The)	0.8%
MWI Veterinary Supply, Inc.	0.6%
Bank of the Ozarks, Inc.	0.6%
ICON PLC	0.6%
Spansion, Inc., Class A	0.6%
Empire District Electric Co. (The)	0.5%
Monolithic Power Systems, Inc.	0.5%
Other Holdings*	93.2%
100.0%

Top Industries†††

Banks	10.5%
Software	5.9%
Machinery	4.5%
Insurance	4.3%
Real Estate Investment Trusts (REITs)	4.1%
Health Care Providers & Services	3.6%
Health Care Equipment & Supplies	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Hotels, Restaurants & Leisure	3.2%
Capital Markets	2.8%
Other Industries*	54.0%
100.0%

Top Countries†††

United States	88.2%
Bermuda	1.7%
Canada	1.2%
Switzerland	0.7%
Ireland	0.6%
Israel	0.5%
Greece	0.4%
Luxembourg	0.3%
Monaco	0.3%
Puerto Rico	0.3%
Other Countries*	5.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.82%	14.19%	7.59%
Class II	0.56%	13.90%	7.32%
Class IV2	0.82%	14.21%	7.59%
Class Y2	0.96%	14.37%	7.70%
Russell 2000® Index	4.89%	15.55%	7.77%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.26%	1.21%
Class II	1.51%	1.46%
Class IV	1.26%	1.21%
Class Y	1.11%	1.06%

^	Current effective prospectus dated April 30, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Small Company Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,001.20	5.40	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual	(a)	1,000.00	1,000.00	6.65	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.72	1.32
Class IV Shares	Actual	(a)	1,000.00	1,001.20	5.40	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.45	1.07
Class Y Shares	Actual	(a)	1,000.00	1,001.80	4.64	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2014

NVIT Multi-Manager Small Company Fund

Common Stocks 94.7%

	Shares	Market Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
AET & D Holdings No. 1* (a)	106,305	$0

AUSTRIA 0.0%†
Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	103,675	0

BERMUDA 1.7%
Insurance 1.5%
Endurance Specialty Holdings Ltd.	20,100	1,202,784
Maiden Holdings Ltd.	127,700	1,633,283
PartnerRe Ltd.	20,300	2,316,839
Validus Holdings Ltd.	43,817	1,821,035

		6,973,941

Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-Energy Ltd.* (a)	94,500	0

Thrifts & Mortgage Finance 0.2%
Essent Group Ltd.*	41,440	1,065,422

		8,039,363

CANADA 1.2%
Energy Equipment & Services 0.3%
Canadian Energy Services & Technology Corp.	15,400	84,238
Pason Systems, Inc.	45,800	862,939
ShawCor Ltd.	14,100	512,817

		1,459,994

Food & Staples Retailing 0.1%
North West Co., Inc. (The)	11,200	252,574

Food Products 0.0%†
SunOpta, Inc.*	15,124	179,219

Metals & Mining 0.1%
Alamos Gold, Inc.	50,400	359,352

Oil, Gas & Consumable Fuels 0.0%†
Painted Pony Petroleum Ltd.*	20,800	166,608

Paper & Forest Products 0.2%
Stella-Jones, Inc.	26,100	735,509

Software 0.5%
Computer Modelling Group Ltd.	84,800	871,503
Constellation Software, Inc.	4,300	1,278,526
Descartes Systems Group, Inc. (The)*	20,200	299,364
Enghouse Systems Ltd.	8,300	296,408

		2,745,801

		5,899,057

CAYMAN ISLANDS 0.2%
Thrifts & Mortgage Finance 0.2%
Home Loan Servicing Solutions Ltd.	51,200	999,424

Common Stocks (continued)

	Shares	Market Value

CHINA 0.0%†
Internet Software & Services 0.0%†
Youku Tudou, Inc.*	2	$2

GREECE 0.4%
Oil, Gas & Consumable Fuels 0.4%
Aegean Marine Petroleum Network, Inc.	151,153	2,119,165

IRELAND 0.6%
Life Sciences Tools & Services 0.6%
ICON PLC*	53,830	2,744,792

ISRAEL 0.5%
Construction Materials 0.5%
Caesarstone Sdot-Yam Ltd.	37,727	2,256,829

LUXEMBOURG 0.3%
Chemicals 0.2%
Orion Engineered Carbons SA	67,800	1,151,922

Real Estate Management & Development 0.1%
Altisource Portfolio Solutions SA*	13,600	459,544

		1,611,466

MONACO 0.3%
Oil, Gas & Consumable Fuels 0.3%
Scorpio Tankers, Inc.	166,642	1,448,119

NETHERLANDS 0.3%
Software 0.3%
AVG Technologies NV*	63,600	1,255,464

PUERTO RICO 0.3%
Banks 0.3%
Popular, Inc.*	41,090	1,399,115

SWITZERLAND 0.7%
Insurance 0.4%
Allied World Assurance Co. Holdings AG	57,000	2,161,440

Technology Hardware, Storage & Peripherals 0.3%
Logitech International SA (b)	108,700	1,459,841

		3,621,281

UNITED KINGDOM 0.1%
Capital Markets 0.1%
OM Asset Management PLC*	34,017	552,436

UNITED STATES 88.0%
Aerospace & Defense 0.8%
Curtiss-Wright Corp.	16,870	1,190,853
Engility Holdings, Inc.*	32,300	1,382,440
Huntington Ingalls Industries, Inc.	10,159	1,142,481

		3,715,774

12

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Air Freight & Logistics 0.5%
Forward Air Corp.	17,600	$886,512
Park-Ohio Holdings Corp.	24,650	1,553,690

		2,440,202

Airlines 0.6%
Allegiant Travel Co.	12,776	1,920,616
Virgin America, Inc.*	17,910	774,608

		2,695,224

Auto Components 1.4%
Gentex Corp.	11,200	404,656
Gentherm, Inc.*	15,660	573,469
Goodyear Tire & Rubber Co. (The)	70,100	2,002,757
Modine Manufacturing Co.*	90,500	1,230,800
Remy International, Inc. (b)	66,200	1,384,904
Stoneridge, Inc.*	109,759	1,411,501

		7,008,087

Automobiles 0.2%
Winnebago Industries, Inc.	43,600	948,736

Banks 10.2%
Ameris Bancorp	64,733	1,659,754
Banc of California, Inc.	81,495	934,748
Bank of Hawaii Corp.	19,300	1,144,683
Bank of the Ozarks, Inc.	72,940	2,765,884
BankUnited, Inc.	14,300	414,271
Chemical Financial Corp.	54,943	1,683,454
Community Bank System, Inc.	13,600	518,568
CVB Financial Corp.	113,300	1,815,066
Eagle Bancorp, Inc.*	33,650	1,195,248
First Connecticut Bancorp, Inc.	37,000	603,840
First Financial Bankshares, Inc.	74,300	2,220,084
First Merchants Corp.	78,600	1,788,150
First NBC Bank Holding Co.*	33,397	1,175,574
First of Long Island Corp. (The)	24,843	704,796
FNB Corp.	37,700	502,164
Fulton Financial Corp.	145,900	1,803,324
German American Bancorp, Inc.	27,200	830,144
Hanmi Financial Corp.	67,700	1,476,537
Investors Bancorp, Inc.	136,730	1,534,794
Lakeland Financial Corp.	32,135	1,396,908
LegacyTexas Financial Group Inc.	51,900	1,237,815
National Bank Holdings Corp., Class A	27,866	540,879
NBT Bancorp, Inc.	57,600	1,513,152
Old National Bancorp	120,800	1,797,504
Pacific Premier Bancorp, Inc.*	92,200	1,597,826
PacWest Bancorp	22,500	1,022,850
PrivateBancorp, Inc.	31,390	1,048,426
ServisFirst Bancshares, Inc.	54,800	1,805,660
Signature Bank*	10,152	1,278,746
Southside Bancshares, Inc.	39,400	1,139,054
State Bank Financial Corp.	55,900	1,116,882
Sterling Bancorp	115,000	1,653,700

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
Talmer Bancorp, Inc., Class A	88,790	$1,246,612
TriState Capital Holdings, Inc.*	111,900	1,145,856
WesBanco, Inc.	36,300	1,263,240
Westamerica Bancorporation	6,400	313,728
Western Alliance Bancorp*	84,570	2,351,046
Wintrust Financial Corp.	33,800	1,580,488

		49,821,455

Beverages 0.5%
Boston Beer Co., Inc. (The), Class A* (b)	7,640	2,212,086

Biotechnology 1.4%
Bluebird Bio, Inc.*	9,380	860,334
Cepheid*	13,890	752,005
Emergent Biosolutions, Inc.*	60,744	1,654,058
Exact Sciences Corp.* (b)	18,640	511,482
Juno Therapeutics, Inc.*	2,140	111,751
NPS Pharmaceuticals, Inc.*	8,250	295,103
PDL BioPharma, Inc. (b)	142,700	1,100,216
PTC Therapeutics, Inc.* (b)	13,630	705,625
Ultragenyx Pharmaceutical, Inc.*	13,270	582,288

		6,572,862

Building Products 1.3%
A.O. Smith Corp.	30,860	1,740,812
AAON, Inc.	57,550	1,288,545
Continental Building Products, Inc.*	50,398	893,557
Lennox International, Inc. (b)	12,860	1,222,600
PGT, Inc.*	132,700	1,277,901

		6,423,415

Capital Markets 2.7%
American Capital Ltd.*	109,800	1,604,178
Cowen Group, Inc., Class A*	293,220	1,407,456
Evercore Partners, Inc., Class A	9,380	491,231
Hercules Technology Growth Capital, Inc. (b)	107,643	1,601,728
HFF, Inc., Class A	22,754	817,324
Piper Jaffray Cos.*	10,180	591,356
Silvercrest Asset Management Group, Inc., Class A	22,977	359,590
Solar Capital Ltd.	83,955	1,512,030
TCP Capital Corp. (b)	105,288	1,766,732
TPG Specialty Lending, Inc. (b)	85,200	1,433,064
TriplePoint Venture Growth BDC Corp. (b)	110,605	1,642,484

		13,227,173

Chemicals 2.5%
Balchem Corp.	21,500	1,432,760
Cabot Corp.	25,900	1,135,974
Innophos Holdings, Inc.	33,700	1,969,765
LSB Industries, Inc.*	33,300	1,046,952
Minerals Technologies, Inc.	13,730	953,549
NewMarket Corp.	1,800	726,354
OM Group, Inc.	45,420	1,353,516

13

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals (continued)
Quaker Chemical Corp.	600	$55,224
RPM International, Inc.	22,348	1,133,267
Sensient Technologies Corp.	36,500	2,202,410
Stepan Co.	600	24,048

		12,033,819

Commercial Services & Supplies 2.8%
ARC Document Solutions, Inc.*	120,600	1,232,532
Deluxe Corp.	29,200	1,817,699
Ennis, Inc.	52,795	711,149
G&K Services, Inc., Class A	1,500	106,275
Healthcare Services Group, Inc.	38,250	1,183,073
Knoll, Inc.	78,800	1,668,196
Mobile Mini, Inc.	38,510	1,560,040
Performant Financial Corp.*	156,772	1,042,534
Pitney Bowes, Inc.	48,800	1,189,256
Rollins, Inc.	46,675	1,544,943
Team, Inc.*	7,400	299,404
UniFirst Corp.	4,100	497,945
United Stationers, Inc.	20,982	884,601

		13,737,647

Communications Equipment 0.7%
Alliance Fiber Optic Products, Inc. (b)	64,700	938,797
NETGEAR, Inc.*	25,000	889,500
Polycom, Inc.*	111,200	1,501,200

		3,329,497

Construction & Engineering 0.9%
Comfort Systems USA, Inc.	76,300	1,306,256
EMCOR Group, Inc.	27,100	1,205,679
Orion Marine Group, Inc.*	99,400	1,098,370
Primoris Services Corp.	26,900	625,156

		4,235,461

Construction Materials 0.1%
Eagle Materials, Inc.	6,600	501,798

Consumer Finance 0.7%
Encore Capital Group, Inc.* (b)	37,460	1,663,224
PRA Group, Inc.* (b)	26,300	1,523,559

		3,186,783

Containers & Packaging 1.0%
AptarGroup, Inc.	27,400	1,831,416
Berry Plastics Group, Inc.*	56,641	1,787,024
Silgan Holdings, Inc.	19,200	1,029,120

		4,647,560

Distributors 0.6%
Core-Mark Holding Co., Inc.	19,992	1,238,105
Pool Corp.	25,200	1,598,688

		2,836,793

Diversified Consumer Services 1.2%
Bright Horizons Family Solutions, Inc.*	32,267	1,516,872
Carriage Services, Inc.	82,400	1,726,280

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Diversified Consumer Services (continued)
Grand Canyon Education, Inc.*	15,270	$712,498
LifeLock, Inc.*	54,640	1,011,386
Weight Watchers International, Inc.* (b)	35,700	886,788

		5,853,824

Diversified Financial Services 0.2%
Gain Capital Holdings, Inc.	52,400	472,648
MarketAxess Holdings, Inc.	4,600	329,866

		802,514

Diversified Telecommunication Services 0.3%
Iridium Communications, Inc.* (b)	163,000	1,589,250

Electric Utilities 1.7%
Empire District Electric Co. (The) (b)	85,800	2,551,692
IDACORP, Inc.	23,600	1,562,084
PNM Resources, Inc.	80,400	2,382,252
Portland General Electric Co.	41,800	1,581,294

		8,077,322

Electrical Equipment 0.1%
Franklin Electric Co., Inc.	11,400	427,842
Thermon Group Holdings, Inc.*	7,100	171,749

		599,591

Electronic Equipment, Instruments & Components 2.1%
Badger Meter, Inc.	12,200	724,070
Cognex Corp.*	6,400	264,512
FARO Technologies, Inc.*	4,000	250,720
FEI Co.	16,800	1,517,880
Littelfuse, Inc.	6,300	609,021
Methode Electronics, Inc.	40,280	1,470,623
MTS Systems Corp.	3,200	240,096
Newport Corp.*	71,300	1,362,543
Rogers Corp.*	9,000	732,960
SYNNEX Corp.	22,210	1,735,934
Zebra Technologies Corp., Class A*	17,947	1,389,277

		10,297,636

Energy Equipment & Services 0.7%
CARBO Ceramics, Inc.	11,150	446,558
Forum Energy Technologies, Inc.*	24,827	514,664
Hornbeck Offshore Services, Inc.*	22,900	571,813
Natural Gas Services Group, Inc.*	38,700	891,647
Oceaneering International, Inc.	10,100	593,981
Tidewater, Inc.	16,565	536,872

		3,555,535

Food & Staples Retailing 0.4%
SpartanNash Co.	67,983	1,777,076

Food Products 1.3%
B&G Foods, Inc.	17,700	529,230
Flowers Foods, Inc.	30,825	591,532
Hain Celestial Group, Inc. (The)*	23,520	1,370,981
J&J Snack Foods Corp.	21,995	2,392,396

14

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Food Products (continued)
Lancaster Colony Corp.	7,400	$692,936
Sanderson Farms, Inc. (b)	10,000	840,250

		6,417,325

Gas Utilities 0.6%
Chesapeake Utilities Corp.	13,550	672,893
Southwest Gas Corp.	34,947	2,160,074

		2,832,967

Health Care Equipment & Supplies 3.6%
Abaxis, Inc.	17,000	966,110
Alere, Inc.*	41,600	1,580,800
Cantel Medical Corp.	18,600	804,636
Cardiovascular Systems, Inc.*	26,130	785,990
Cyberonics, Inc.*	6,600	367,488
DexCom, Inc.*	34,254	1,885,683
Haemonetics Corp.*	35,800	1,339,636
IDEXX Laboratories, Inc.*	3,004	445,403
Insulet Corp.*	14,700	677,082
Meridian Bioscience, Inc.	21,369	351,734
Sirona Dental Systems, Inc.*	12,038	1,051,760
Spectranetics Corp. (The)* (b)	54,390	1,880,806
STERIS Corp.	16,270	1,055,110
West Pharmaceutical Services, Inc.	76,760	4,086,701

		17,278,939

Health Care Providers & Services 3.6%
Acadia Healthcare Co., Inc.*	33,050	2,022,990
Amsurg Corp.*	12,448	681,279
Centene Corp.*	16,880	1,752,988
Chemed Corp.	5,225	552,126
Ensign Group, Inc. (The)	31,402	1,393,935
ExamWorks Group, Inc.*	30,620	1,273,486
HealthEquity, Inc.*	16,590	422,216
LifePoint Hospitals, Inc.*	20,963	1,507,449
MWI Veterinary Supply, Inc.*	17,600	2,990,415
Providence Service Corp. (The)* (a)	32,600	1,187,944
Team Health Holdings, Inc.*	41,120	2,365,633
VCA, Inc.*	25,030	1,220,713

		17,371,174

Health Care Technology 0.3%
Omnicell, Inc.*	25,420	841,910
Veeva Systems, Inc., Class A*	26,360	696,168

		1,538,078

Hotels, Restaurants & Leisure 3.2%
Brinker International, Inc.	22,100	1,297,049
Buffalo Wild Wings, Inc.*	10,870	1,960,730
Cheesecake Factory, Inc. (The)	13,500	679,185
Cracker Barrel Old Country Store, Inc.	7,050	992,358
Fiesta Restaurant Group, Inc.*	26,530	1,613,024
Habit Restaurants, Inc. (The), Class A* (b)	4,680	151,398
Intrawest Resorts Holdings, Inc.*	79,550	949,827

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	19,850	$1,587,206
La Quinta Holdings, Inc.*	54,740	1,207,564
Marriott Vacations Worldwide Corp.	22,914	1,708,010
Papa John’s International, Inc.	16,300	909,540
Popeyes Louisiana Kitchen, Inc.*	19,210	1,080,947
Texas Roadhouse, Inc.	23,400	789,984
Zoe’s Kitchen, Inc.* (b)	25,410	760,013

		15,686,835

Household Durables 0.5%
Installed Building Products, Inc.*	104,969	1,870,548
UCP, Inc., Class A*	48,668	511,014

		2,381,562

Household Products 0.3%
Church & Dwight Co., Inc.	16,000	1,260,960

Independent Power and Renewable Electricity Producers 0.3%
Dynegy, Inc.*	48,000	1,456,800

Industrial Conglomerates 0.1%
Raven Industries, Inc.	17,774	444,350

Information Technology Services 1.2%
Convergys Corp.	74,500	1,517,565
Datalink Corp.*	107,422	1,385,744
Global Cash Access Holdings, Inc.*	224,600	1,605,890
Jack Henry & Associates, Inc.	12,100	751,894
Sapient Corp.*	22,800	567,264

		5,828,357

Insurance 2.4%
American Financial Group, Inc.	28,814	1,749,586
AMERISAFE, Inc.	27,300	1,156,428
Hanover Insurance Group, Inc. (The)	27,100	1,932,772
National General Holdings Corp.	59,600	1,109,156
Reinsurance Group of America, Inc.	27,734	2,430,053
RLI Corp.	17,500	864,500
Safety Insurance Group, Inc.	10,600	678,506
StanCorp Financial Group, Inc.	21,600	1,508,976

		11,429,977

Internet & Catalog Retail 0.2%
HSN, Inc.	12,480	948,480

Internet Software & Services 2.2%
CoStar Group, Inc.*	12,920	2,372,499
Demandware, Inc.*	15,080	867,703
Envestnet, Inc.*	20,940	1,028,992
GrubHub, Inc.*	25,540	927,613
j2 Global, Inc.	34,900	2,163,800
New Relic, Inc.*	1,390	48,428
Perficient, Inc.*	74,900	1,395,387
Shutterstock, Inc.* (b)	14,340	990,894
Web.com Group, Inc.*	50,219	953,659

		10,748,975

15

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Leisure Products 0.6%
Polaris Industries, Inc.	10,900	$1,648,516
Smith & Wesson Holding Corp.*	131,200	1,242,464

		2,890,980

Life Sciences Tools & Services 0.1%
PAREXEL International Corp.*	9,488	527,153

Machinery 4.4%
Chart Industries, Inc.*	3,300	112,860
CIRCOR International, Inc.	4,400	265,232
CLARCOR, Inc.	29,400	1,959,216
Gorman-Rupp Co. (The)	15,250	489,830
Graco, Inc.	6,000	481,080
Greenbrier Cos., Inc. (The) (b)	9,890	531,390
Hillenbrand, Inc.	45,300	1,562,850
Lincoln Electric Holdings, Inc.	4,400	303,996
Lindsay Corp.	7,500	643,050
Middleby Corp. (The)*	37,300	3,696,430
Navistar International Corp.*	26,114	874,297
Nordson Corp.	15,282	1,191,385
Oshkosh Corp.	21,300	1,036,245
Proto Labs, Inc.* (b)	6,440	432,510
RBC Bearings, Inc.	5,500	354,915
Tennant Co.	9,755	704,018
Toro Co. (The)	15,622	996,840
Valmont Industries, Inc.	7,800	990,600
Wabtec Corp.	57,096	4,961,070

		21,587,814

Media 1.3%
Gray Television, Inc.*	400	4,480
Live Nation Entertainment, Inc.*	61,100	1,595,322
Madison Square Garden Co. (The), Class A*	11,100	835,386
MDC Partners, Inc., Class A	55,750	1,266,640
Media General, Inc.*	45,651	763,741
Nexstar Broadcasting Group, Inc., Class A	23,100	1,196,349
Rentrak Corp.*	7,270	529,401

		6,191,319

Metals & Mining 1.1%
AK Steel Holding Corp.* (b)	177,074	1,051,820
Century Aluminum Co.*	58,900	1,437,160
Compass Minerals International, Inc.	19,300	1,675,819
Globe Specialty Metals, Inc.	72,405	1,247,538

		5,412,337

Multiline Retail 0.4%
Burlington Stores, Inc.*	31,770	1,501,450
Tuesday Morning Corp.* (b)	14,290	310,093

		1,811,543

Multi-Utilities 0.3%
Avista Corp.	35,647	1,260,121
NorthWestern Corp.	7,400	418,692

		1,678,813

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels 1.7%
Bill Barrett Corp.*	42,100	$479,519
Callon Petroleum Co.*	110,989	604,890
Diamondback Energy, Inc.*	10,790	645,026
Energen Corp.	18,398	1,173,056
EP Energy Corp., Class A*	74,300	775,692
Evolution Petroleum Corp.	8,900	66,127
Gulfport Energy Corp.*	35,100	1,465,074
Laredo Petroleum, Inc.*	15,000	155,250
Matador Resources Co.*	15,940	322,466
Midstates Petroleum Co., Inc.* (b)	132,200	199,622
Oasis Petroleum, Inc.*	11,000	181,940
SM Energy Co.	18,915	729,741
Stone Energy Corp.*	37,800	638,064
Synergy Resources Corp.*	23,500	294,690
Whiting Petroleum Corp.*	14,957	493,565

		8,224,722

Pharmaceuticals 1.2%
Akorn, Inc.* (b)	47,390	1,715,518
BioDelivery Sciences International, Inc.* (b)	18,310	220,086
Medicines Co. (The)*	34,100	943,547
Pacira Pharmaceuticals, Inc.*	10,410	922,951
POZEN, Inc.*	117,100	936,800
Sucampo Pharmaceuticals, Inc., Class A* (b)	87,600	1,250,928

		5,989,830

Professional Services 1.5%
Exponent, Inc.	21,500	1,773,751
Heidrick & Struggles International, Inc.	42,828	987,185
Huron Consulting Group, Inc.*	18,200	1,244,698
Kforce, Inc.	52,700	1,271,651
Mistras Group, Inc.*	9,600	175,968
On Assignment, Inc.*	21,900	726,861
Paylocity Holding Corp.*	35,130	917,244

		7,097,358

Real Estate Investment Trusts (REITs) 4.0%
AG Mortgage Investment Trust, Inc.	65,400	1,214,478
American Assets Trust, Inc.	31,172	1,240,957
Cherry Hill Mortgage Investment Corp.	64,824	1,198,596
Colony Financial, Inc.	60,257	1,435,322
Education Realty Trust, Inc.	27,414	1,003,078
EPR Properties	21,400	1,233,282
Healthcare Trust of America, Inc.	26,000	700,440
iStar Financial, Inc.*	127,300	1,737,644
MFA Financial, Inc.	144,217	1,152,294
One Liberty Properties, Inc.	34,770	823,006
Pebblebrook Hotel Trust	25,450	1,161,284
Piedmont Office Realty Trust, Inc., Class A	40,900	770,556
QTS Realty Trust, Inc., Class A	16,034	542,591

16

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (continued)
RAIT Financial Trust	195,500	$1,499,485
Summit Hotel Properties, Inc.	197,912	2,462,024
Two Harbors Investment Corp.	122,200	1,224,444
ZAIS Financial Corp. (b)	34,300	591,675

		19,991,156

Real Estate Management & Development 0.2%
RE/MAX Holdings, Inc., Class A	30,131	1,031,987

Road & Rail 1.4%
Genesee & Wyoming, Inc., Class A*	4,000	359,680
Knight Transportation, Inc.	35,710	1,201,999
Old Dominion Freight Line, Inc.*	16,570	1,286,495
Quality Distribution, Inc.*	131,448	1,398,607
Ryder System, Inc.	17,300	1,606,304
Saia, Inc.*	15,780	873,581

		6,726,666

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	38,372	909,416
Ambarella, Inc.* (b)	8,830	447,858
Cavium, Inc.*	34,800	2,151,336
FormFactor, Inc.*	195,900	1,684,740
M/A-COM Technology Solutions Holdings, Inc.*	9,560	299,037
Mattson Technology, Inc.*	412,943	1,404,006
MKS Instruments, Inc.	20,380	745,908
Monolithic Power Systems, Inc.	50,690	2,521,321
Pericom Semiconductor Corp.*	58,400	790,736
Photronics, Inc.*	43,147	358,552
Power Integrations, Inc.	23,900	1,236,586
Spansion, Inc., Class A*	78,140	2,673,950
Xcerra Corp.*	170,800	1,564,528

		16,787,974

Software 5.1%
Advent Software, Inc.	20,400	625,056
BancTec, Inc.* (a)	36,134	0
FactSet Research Systems, Inc.	4,300	605,225
Fair Isaac Corp.	5,300	383,190
Guidewire Software, Inc.*	44,100	2,232,783
Manhattan Associates, Inc.*	55,450	2,257,924
Mentor Graphics Corp.	66,700	1,462,064
Monotype Imaging Holdings, Inc.	26,800	772,644
NetScout Systems, Inc.*	17,400	635,796
Proofpoint, Inc.*	45,840	2,210,863
ServiceNow, Inc.*	24,420	1,656,897
Solera Holdings, Inc.	20,900	1,069,662
Tableau Software, Inc., Class A*	25,580	2,168,161
TiVo, Inc.*	92,500	1,095,200
Tyler Technologies, Inc.*	36,660	4,012,069
Ultimate Software Group, Inc. (The)*	15,810	2,321,145
Verint Systems, Inc.*	17,020	991,926
Zendesk, Inc.* (b)	24,900	606,813

		25,107,418

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Specialty Retail 1.4%
Ascena Retail Group, Inc.*	58,800	$738,528
Boot Barn Holdings, Inc.*	6,450	117,390
Express, Inc.*	47,400	696,306
Hibbett Sports, Inc.*	18,500	895,955
Michaels Cos., Inc. (The)*	32,290	798,532
Office Depot, Inc.*	205,200	1,759,590
Sally Beauty Holdings, Inc.*	32,700	1,005,198
Tractor Supply Co.	10,500	827,610

		6,839,109

Technology Hardware, Storage & Peripherals 0.6%
Electronics For Imaging, Inc.*	14,100	603,903
QLogic Corp.*	141,600	1,886,112
Stratasys Ltd.* (b)	5,850	486,194

		2,976,209

Textiles, Apparel & Luxury Goods 1.2%
Carter’s, Inc.	7,300	637,363
Deckers Outdoor Corp.*	16,460	1,498,518
G-III Apparel Group Ltd.*	16,590	1,675,756
Skechers U.S.A., Inc., Class A*	21,688	1,198,262
Wolverine World Wide, Inc.	21,600	636,552

		5,646,451

Thrifts & Mortgage Finance 1.4%
BofI Holding, Inc.* (b)	15,200	1,182,712
Meta Financial Group, Inc. (b)	32,372	1,134,315
NMI Holdings, Inc., Class A* (b)	113,000	1,031,690
Provident Financial Services, Inc.	96,800	1,748,208
United Financial Bancorp, Inc.	79,040	1,135,014
Walker & Dunlop, Inc.*	21,464	376,479

		6,608,418

Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	20,500	934,595
Beacon Roofing Supply, Inc.*	3,000	83,400
H&E Equipment Services, Inc.	31,320	879,779
Rush Enterprises, Inc., Class A*	43,200	1,384,560
Stock Building Supply Holdings, Inc.*	65,665	1,005,988
Titan Machinery, Inc.* (b)	58,600	816,884
Watsco, Inc.	6,500	695,500

		5,800,706

		426,679,862

VIRGIN ISLANDS, BRITISH 0.1%
Real Estate Management & Development 0.1%
Altisource Asset Management Corp.*	1,360	421,763

Total Common Stocks (cost $368,158,052)		459,048,138

17

Statement of Investments (Continued)

December 31, 2014

NVIT Multi-Manager Small Company Fund (Continued)

Preferred Stocks 0.0%†

	Shares	Market Value

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Series M-1* (a)	19,276	$33,926
Mode Media Corp., Escrow ADR, Series M-1* (a)	2,754	2,203

		36,129

Total Preferred Stocks (cost $109,333)		36,129

Corporate Bonds 0.0%†
UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Subordinated Note, 9.00%, 12/02/13 (a)	42,256	37,016
Mode Media Corp., Subordinated Note Escrow, 9.00%, 12/02/13 (a)	1,544	611

Total Corporate Bonds (cost $43,259)		37,627

Right 0.0%†

	Number of Rights

UNITED STATES 0.0%†
Health Care Providers & Services 0.0%†
Providence Service Corp. (The), expiring 02/05/15* (a)	1,346	0

Total Right (cost $–)		0

Repurchase Agreements 5.1%

	Principal Amount

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $12,510,444, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $12,760,645. (c)(d)	$12,510,389	12,510,389

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $12,000,053, collateralized by U.S. Government Agency Securities, ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $12,240,000. (c)(d)	$12,000,000	$12,000,000

Total Repurchase Agreements (cost $24,510,389)		24,510,389

Total Investments (cost $392,821,033) (e) — 99.8%		483,632,283
Other assets in excess of liabilities — 0.2%		1,140,316

NET ASSETS — 100.0%		$484,772,599

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $23,805,481.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $24,510,389.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2014

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value* (cost $368,310,644)	$459,121,894
Repurchase agreements, at value (cost $24,510,389)	24,510,389

Total Investments, at value (total cost $392,821,033)	483,632,283

Cash	25,516,548
Interest and dividends receivable	521,901
Security lending income receivable	39,147
Receivable for investments sold	1,293,245
Receivable for capital shares issued	68,794
Reclaims receivable	8,814
Prepaid expenses	877

Total Assets	511,081,609

Liabilities:
Payable for investments purchased	917,054
Payable for capital shares redeemed	404,814
Payable upon return of securities loaned (Note 2)	24,510,389
Accrued expenses and other payables:
Investment advisory fees	351,964
Fund administration fees	17,268
Distribution fees	10,586
Administrative servicing fees	53,597
Accounting and transfer agent fees	381
Custodian fees	1,378
Compliance program costs (Note 3)	388
Professional fees	19,650
Printing fees	20,741
Other	800

Total Liabilities	26,309,010

Net Assets	$484,772,599

Represented by:
Capital	$348,553,812
Accumulated undistributed net investment income	379,809
Accumulated net realized gains from investments and foreign currency transactions	45,028,058
Net unrealized appreciation/(depreciation) from investments	90,811,250
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(330)

Net Assets	$484,772,599

*	Includes value of securities on loan of $23,805,481 (Note 2)

19

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Multi- Manager Small Company Fund
Net Assets:
Class I Shares	$295,813,068
Class II Shares	50,022,345
Class IV Shares	21,501,616
Class Y Shares	117,435,570

Total	$484,772,599

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,613,777
Class II Shares	2,208,003
Class IV Shares	917,323
Class Y Shares	4,999,537

Total	20,738,640

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$23.45
Class II Shares	$22.66
Class IV Shares	$23.44
Class Y Shares	$23.49

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2014

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$6,008,461
Income from securities lending (Note 2)	484,368
Interest income	16,579
Foreign tax withholding	(42,671)

Total Income	6,466,737

EXPENSES:
Investment advisory fees	4,443,519
Fund administration fees	206,066
Distribution fees Class II Shares	128,310
Administrative servicing fees Class I Shares	460,982
Administrative servicing fees Class II Shares	76,986
Administrative servicing fees Class III Shares (a)	1,723
Administrative servicing fees Class IV Shares	32,983
Professional fees	47,396
Printing fees	20,188
Trustee fees	14,259
Custodian fees	19,095
Accounting and transfer agent fees	2,499
Compliance program costs (Note 3)	1,576
Other	13,778

Total expenses before earnings credit and fees waived	5,469,360

Earnings credit (Note 5)	(92)
Investment advisory fees waived (Note 3)	(229,466)

Net Expenses	5,239,802

NET INVESTMENT INCOME	1,226,935

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	46,624,455
Net realized gains from foreign currency transactions (Note 2)	11,542

Net realized gains from investments and foreign currency transactions	46,635,997

Net change in unrealized appreciation/(depreciation) from investments	(44,841,401)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(12,189)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(44,853,590)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	1,782,407

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,009,342

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,226,935	$265,554
Net realized gains from investments and foreign currency transactions	46,635,997	83,113,204
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(44,853,590)	88,257,769

Change in net assets resulting from operations	3,009,342	171,636,527

Distributions to Shareholders From:
Net investment income:
Class I	(505,025)	(402,786)
Class II	–	(66,357)
Class III (a)	(1,488)	(4,408)
Class IV	(36,606)	(32,392)
Class Y	(369,284)	(302,968)
Net realized gains:
Class I	(46,356,568)	–
Class II	(7,979,335)	–
Class III (a)	–	–
Class IV	(3,341,287)	–
Class Y	(17,326,558)	–

Change in net assets from shareholder distributions	(75,916,151)	(808,911)

Change in net assets from capital transactions	28,624,894	(102,525,688)

Change in net assets	(44,281,915)	68,301,928

Net Assets:
Beginning of year	529,054,514	460,752,586

End of year	$484,772,599	$529,054,514

Accumulated undistributed net investment income at end of year	$379,809	$164,778

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$14,822,163	$14,209,859
Proceeds from shares issued from class conversion	3,555,226	–
Dividends reinvested	46,861,593	402,786
Cost of shares redeemed	(56,473,651)	(104,868,525)

Total Class I Shares	8,765,331	(90,255,880)

Class II Shares
Proceeds from shares issued	3,084,234	4,066,519
Dividends reinvested	7,979,335	66,357
Cost of shares redeemed	(8,554,697)	(12,813,265)

Total Class II Shares	2,508,872	(8,680,389)

Class III Shares (a)
Proceeds from shares issued	530,401	731,364
Dividends reinvested	1,488	4,408
Cost of shares redeemed in class conversion	(3,555,226)	–
Cost of shares redeemed	(247,506)	(1,047,499)

Total Class III Shares	(3,270,843)	(311,727)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

22

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$494,178	$496,981
Dividends reinvested	3,377,893	32,392
Cost of shares redeemed	(2,767,050)	(3,734,107)

Total Class IV Shares	1,105,021	(3,204,734)

Class Y Shares
Proceeds from shares issued	8,732,601	4,558,983
Dividends reinvested	17,695,842	302,968
Cost of shares redeemed	(6,911,930)	(4,934,909)

Total Class Y Shares	19,516,513	(72,958)

Change in net assets from capital transactions	$28,624,894	$(102,525,688)

SHARE TRANSACTIONS:
Class I Shares
Issued	587,788	615,542
Issued in class conversion	134,765	–
Reinvested	2,043,791	15,924
Redeemed	(2,213,038)	(4,425,654)

Total Class I Shares	553,306	(3,794,188)

Class II Shares
Issued	127,002	182,329
Reinvested	360,567	2,706
Redeemed	(344,338)	(557,615)

Total Class II Shares	143,231	(372,580)

Class III Shares (a)
Issued	19,398	29,873
Reinvested	55	173
Redeemed in class conversion	(134,485)	–
Redeemed	(9,169)	(44,719)

Total Class III Shares	(124,201)	(14,673)

Class IV Shares
Issued	19,587	21,140
Reinvested	147,387	1,274
Redeemed	(108,515)	(161,297)

Total Class IV Shares	58,459	(138,883)

Class Y Shares
Issued	339,653	190,438
Reinvested	769,771	11,654
Redeemed	(264,218)	(220,167)

Total Class Y Shares	845,206	(18,075)

Total change in shares	1,476,001	(4,338,399)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014 (c)	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013 (c)	$19.57	0.01	7.99	8.00	(0.03)	–	(0.03)	–	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012 (c)	$16.97	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.57	15.50%		$310,267,734	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011 (c)	$18.05	(0.01)	(0.98)	(0.99)	(0.09)	–	(0.09)	–	$16.97	(5.56%)		$275,298,485	1.16%	(0.06%	)	1.17%	114.47%
Year Ended December 31, 2010 (c)	$14.45	0.08	3.57	3.65	(0.05)	–	(0.05)	–	$18.05	25.32%		$360,470,763	1.18%	0.50%		1.18%	68.84%

Class II Shares
Year Ended December 31, 2014 (c)	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	–	$22.66	0.60%	(d)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013 (c)	$19.07	(0.04)	7.77	7.73	(0.03)	–	(0.03)	–	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%
Year Ended December 31, 2012 (c)	$16.55	0.05	2.47	2.52	–	–	–	–	$19.07	15.23%		$46,480,380	1.36%	0.26%		1.41%	69.03%
Year Ended December 31, 2011 (c)	$17.64	(0.05)	(0.96)	(1.01)	(0.08)	–	(0.08)	–	$16.55	(5.80%)		$44,853,662	1.41%	(0.30%	)	1.42%	114.47%
Year Ended December 31, 2010 (c)	$14.13	0.04	3.48	3.52	(0.01)	–	(0.01)	–	$17.64	24.98%		$53,716,945	1.43%	0.26%		1.43%	68.84%

Class IV Shares
Year Ended December 31, 2014 (c)	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013 (c)	$19.56	0.01	8.00	8.01	(0.04)	–	(0.04)	–	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012 (c)	$16.96	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.56	15.51%		$19,519,832	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011 (c)	$18.05	(0.01)	(0.99)	(1.00)	(0.09)	–	(0.09)	–	$16.96	(5.56%)		$19,488,197	1.16%	(0.06%	)	1.17%	114.47%
Year Ended December 31, 2010 (c)	$14.44	0.08	3.58	3.66	(0.05)	–	(0.05)	–	$18.05	25.34%		$23,631,715	1.18%	0.50%		1.18%	66.84%

Class Y Shares
Year Ended December 31, 2014 (c)	$27.58	0.10	0.06	0.16	(0.08)	(4.17)	(4.25)	–	$23.49	0.96%		$117,435,570	0.92%	0.40%		0.97%	55.31%
Year Ended December 31, 2013 (c)	$19.60	0.05	8.00	8.05	(0.07)	–	(0.07)	–	$27.58	41.11%	(d)	$114,559,894	0.93%	0.21%		0.98%	57.65%
Year Ended December 31, 2012 (c)	$16.99	0.13	2.54	2.67	(0.06)	–	(0.06)	–	$19.60	15.66%		$81,760,843	0.96%	0.69%		1.01%	69.03%
Year Ended December 31, 2011 (c)	$18.06	0.03	(1.00)	(0.97)	(0.10)	–	(0.10)	–	$16.99	(5.46%)		$66,835,171	1.00%	0.15%		1.02%	114.47%
Year Ended December 31, 2010 (c)	$14.45	0.14	3.54	3.68	(0.07)	–	(0.07)	–	$18.06	25.57%		$45,725,653	1.03%	0.88%		1.03%	68.84%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

25

Notes to Financial Statements (Continued)

December 31, 2014

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and

26

Notes to Financial Statements (Continued)

December 31, 2014

categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,715,774	$—	$—	$3,715,774
Air Freight & Logistics	2,440,202	—	—	2,440,202
Airlines	2,695,224	—	—	2,695,224
Auto Components	7,008,087	—	—	7,008,087
Automobiles	948,736	—	—	948,736
Banks	51,220,570	—	—	51,220,570
Beverages	2,212,086	—	—	2,212,086
Biotechnology	6,572,862	—	—	6,572,862
Building Products	6,423,415	—	—	6,423,415
Capital Markets	13,779,609	—	—	13,779,609
Chemicals	13,185,741	—	—	13,185,741
Commercial Services & Supplies	13,737,647	—	—	13,737,647
Communications Equipment	3,329,497	—	—	3,329,497
Construction & Engineering	4,235,461	—	—	4,235,461
Construction Materials	2,758,627	—	—	2,758,627
Consumer Finance	3,186,783	—	—	3,186,783
Containers & Packaging	4,647,560	—	—	4,647,560
Distributors	2,836,793	—	—	2,836,793
Diversified Consumer Services	5,853,824	—	—	5,853,824
Diversified Financial Services	802,514	—	—	802,514
Diversified Telecommunication Services	1,589,250	—	—	1,589,250
Electric Utilities	8,077,322	—	—	8,077,322
Electrical Equipment	599,591	—	—	599,591
Electronic Equipment, Instruments & Components	10,297,636	—	—	10,297,636
Energy Equipment & Services	4,152,590	862,939	—	5,015,529
Food & Staples Retailing	1,777,076	252,574	—	2,029,650
Food Products	6,596,544	—	—	6,596,544
Gas Utilities	2,832,967	—	—	2,832,967
Health Care Equipment & Supplies	17,278,939	—	—	17,278,939
Health Care Providers & Services	17,371,174	—	—	17,371,174
Health Care Technology	1,538,078	—	—	1,538,078
Hotels, Restaurants & Leisure	15,686,835	—	—	15,686,835
Household Durables	2,381,562	—	—	2,381,562
Household Products	1,260,960	—	—	1,260,960
Independent Power and Renewable Electricity Producers	1,456,800	—	—	1,456,800
Industrial Conglomerates	444,350	—	—	444,350
Information Technology Services	5,828,357	—	—	5,828,357
Insurance	20,565,358	—	—	20,565,358
Internet & Catalog Retail	948,480	—	—	948,480
Internet Software & Services	10,748,975	2	—	10,748,977
Leisure Products	2,890,980	—	—	2,890,980
Life Sciences Tools & Services	3,271,945	—	—	3,271,945
Machinery	21,587,814	—	—	21,587,814

27

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Media	$6,191,319	$—	$—	$6,191,319
Metals & Mining	5,771,689	—	—	5,771,689
Multiline Retail	1,811,543	—	—	1,811,543
Multi-Utilities	1,678,813	—	—	1,678,813
Oil, Gas & Consumable Fuels	11,958,614	—	—	11,958,614
Paper & Forest Products	735,509	—	—	735,509
Pharmaceuticals	5,989,830	—	—	5,989,830
Professional Services	7,097,358	—	—	7,097,358
Real Estate Investment Trusts (REITs)	19,991,156	—	—	19,991,156
Real Estate Management & Development	1,913,294	—	—	1,913,294
Road & Rail	6,726,666	—	—	6,726,666
Semiconductors & Semiconductor Equipment	16,787,974	—	—	16,787,974
Software	26,662,246	2,446,437	—	29,108,683
Specialty Retail	6,839,109	—	—	6,839,109
Technology Hardware, Storage & Peripherals	4,436,050	—	—	4,436,050
Textiles, Apparel & Luxury Goods	5,646,451	—	—	5,646,451
Thrifts & Mortgage Finance	8,673,264	—	—	8,673,264
Trading Companies & Distributors	5,800,706	—	—	5,800,706
Total Common Stocks	$455,486,186	$3,561,952	$—	$459,048,138
Corporate Bonds	—	—	37,627	37,627
Preferred Stocks	—	—	36,129	36,129
Repurchase Agreements	—	24,510,389	—	24,510,389
Total	$455,486,186	$28,072,341	$73,756	$483,632,283

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/13	$—	$38,060	$61,546	$99,606
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	(433)	(25,417)	(25,850)
Purchases*	—	—	—	—
Sales	—	—	—	—
Transfers Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Balance as of 12/31/14	$—	$37,627	$36,129	$73,756

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

28

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

29

Notes to Financial Statements (Continued)

December 31, 2014

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$12,510,389	$—	$12,510,389	$(12,510,389)	$—
Goldman Sachs & Co.	12,000,000	—	12,000,000	(12,000,000)	—
Total	$24,510,389	$—	$24,510,389	$(24,510,389)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

30

Notes to Financial Statements (Continued)

December 31, 2014

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to distribution redesignation, foreign currency gains and losses, partnership distributions, passive foreign investment company gain/loss on sales, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and foreign currency transactions
$—	$(99,501)	$99,501

Amount designated as “—“ is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

31

Notes to Financial Statements (Continued)

December 31, 2014

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Morgan Stanley Investment Management, Inc.
Putnam Investment Management, LLC
Neuberger Berman Management, LLC
Oppenheimer Funds, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.93%
$200 million and more	0.88%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.90%, and after voluntary fee waivers was 0.85%.

32

Notes to Financial Statements (Continued)

December 31, 2014

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $229,466, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $206,066 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $1,576.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $572,674 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.10% for Class III shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset

33

Notes to Financial Statements (Continued)

December 31, 2014

the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, and year ended December 31, 2013, the Fund had contributions to capital due to the collection of redemption fees in the amount of $958 and $332, respectively.

5.  Line of Credit and Earnings Credits

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $259,542,020 and sales of $308,913,030 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

34

Notes to Financial Statements (Continued)

December 31, 2014

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2014, the Fund recaptured $81,058 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,978,581	$61,937,570	$75,916,151	$—	$75,916,151

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$808,911	$—	$808,911	$—	$808,911

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,476,830	$44,294,371	$46,771,201	$—	$89,447,586	$136,218,787

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$394,184,367	$105,303,953	$(15,856,037)	$89,447,916

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Company Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

37

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 31.45%.

The Fund designates $61,937,570, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

38

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

39

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

40

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

41

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

42

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

43

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

44

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

46

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

47

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

48

Annual Report

December 31, 2014

NVIT Nationwide Fund

AR-NAT 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business—one Nationwide—offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	NVIT Nationwide Fund

For the annual period ended December 31, 2014, the NVIT Nationwide Fund (Class I) returned 12.15% versus 13.69% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 210 funds as of December 31, 2014) was 11.31% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The past one-year reporting period was characterized by a focus on the conclusion of a unique period of central bank intervention. The U.S. Federal Reserve and other central banks anchored short-term interest rates at zero and embarked on asset purchases through quantitative easing (QE) to create excess liquidity. These actions produced distortions in capital markets by creating easy financing for lower-credit-quality companies and encouraging investors to hunt for equity-based yield as a replacement for bond-based yield.

Credit spreads also were low during the reporting period as credit for corporate activity was inexpensive and the overall equity market continued to hold a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates turn the spotlight back on highly leveraged, speculative company balance sheets.

During the annual period ended December 31, 2014, the Fund’s sector weightings modestly contributed to Fund performance versus the benchmark with portfolio allocations to the consumer discretionary and telecommunications services sectors adding value versus the S&P 500 Index. This value-add, however, was more than offset by the Fund’s stock selection, particularly in the energy and consumer staples sectors, which detracted from Fund performance for the reporting period.

In the energy sector, the Fund’s underperformance was driven by holdings in

WPX Energy, Inc. and Nabors Industries Ltd., and in the consumer staples sector by holdings in Philip Morris International Inc. and The Coca-Cola Co. The Fund’s stock selection in consumer discretionary names contributed positively to Fund performance during the reporting period, with names including Lowe’s Cos., Inc. and Signet Jewelers Ltd. adding value to the Fund versus the benchmark, but this contribution was not sufficient to generate overall Fund outperformance.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, so that any return on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

The portfolio is positioned to take advantage of what we observed during the course of mid-2014; specifically that stocks with lower leverage and more robust and reliable earnings growth prospects than their lower-quality competitors may be bid up relative to the overall market. Market conditions such as these would favor the investment strategy used by the Fund.

Another theme for the market is that although we expect the economy to grow at around 4% for the rest of the 2014, Fed activity may temper that growth rate in 2015 as low-priced financing becomes a relic of the Great Recession and the Quantitative Easing era. During 2014 the market became more defensive, and we expect that stock selection will become even more critical as the Fed-driven U.S. equity market returns to a more traditional environment in 2015 that favors higher-quality, lower-leveraged firms.

We will continue to position the Fund to reflect our investment philosophy, which combines prudent risk management with a bottom-up stock selection process that favors firms exhibiting strong investor sentiment, increasing growth expectations and high potential appreciation.

4

Fund Commentary (con’t.)	NVIT Nationwide Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Nationwide Fund

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights

•	The NVIT Nationwide Fund (Class I) returned 12.15%, underperforming the benchmark by 1.54% and outperforming the Lipper peer category median by 0.84% during the reporting period

•

During the annual period ended December 31, 2014, the Fund’s sector weightings modestly contributed to Fund performance versus the benchmark with portfolio allocations to the consumer discretionary and telecommunications services sectors adding value versus the S&P 500 Index

•	This value-add, however, was more than offset by the Fund’s stock selection, particularly in the energy and consumer staples sectors, which detracted from Fund performance during the reporting period

Asset Allocation†

Common Stocks	97.7%
Repurchase Agreements	0.7%
Other assets in excess of liabilities	1.6%
100.0%

Top Holdings††

Wells Fargo & Co.	4.9%
Apple, Inc.	3.3%
Pfizer, Inc.	2.8%
Abbott Laboratories	2.7%
Chevron Corp.	2.7%
Union Pacific Corp.	2.6%
QUALCOMM, Inc.	2.5%
Microsoft Corp.	2.4%
General Electric Co.	2.3%
PPG Industries, Inc.	2.3%
Other Holdings*	71.5%
100.0%

Top Industries††

Banks	7.2%
Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	5.5%
Software	5.1%
Specialty Retail	4.3%
Technology Hardware, Storage & Peripherals	4.2%
Information Technology Services	4.1%
Health Care Providers & Services	4.0%
Biotechnology	3.2%
Communications Equipment	3.1%
Other Industries*	52.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Class I	12.15%	13.88%	6.43%
Class II	11.82%	13.60%	6.15%
Class IV	12.23%	13.91%	6.43%
S&P 500® Index	13.69%	15.45%	7.67%
CPI	0.76%	1.69%	2.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.79%
Class II	1.04%
Class IV	0.79%

^	Current effective prospectus dated April 30, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/2014	Expenses Paid During Period ($) 07/01/14 - 12/31/14	Expense Ratio During Period (%) 07/01/14 - 12/31/14
Class I Shares	Actual	(a)	1,000.00	1,039.00	4.06	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79
Class II Shares	Actual	(a)	1,000.00	1,037.20	5.34	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.30	1.04
Class IV Shares	Actual	(a)	1,000.00	1,039.00	4.06	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

NVIT Nationwide Fund

Common Stocks 97.7%

	Shares	Market Value

Aerospace & Defense 1.9%
Boeing Co. (The)	117,505	$15,273,300

Auto Components 1.9%
Lear Corp.	151,790	14,887,563

Banks 7.0%
Citigroup, Inc.	42,700	2,310,497
JPMorgan Chase & Co.	144,823	9,063,023
PacWest Bancorp	78,810	3,582,703
Regions Financial Corp.	253,295	2,674,795
Wells Fargo & Co.	683,450	37,466,729

		55,097,747

Beverages 1.8%
Coca-Cola Co. (The)	235,230	9,931,410
Molson Coors Brewing Co., Class B	55,230	4,115,740

		14,047,150

Biotechnology 3.2%
Biogen Idec, Inc.*	21,870	7,423,771
Celgene Corp.*	32,330	3,616,434
Gilead Sciences, Inc.*	145,300	13,695,978

		24,736,183

Building Products 0.4%
Allegion PLC	50,600	2,806,276

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	28,260	5,997,902
Goldman Sachs Group, Inc. (The)	40,230	7,797,781
Lazard Ltd., Class A (a)	74,000	3,702,220

		17,497,903

Chemicals 2.8%
PPG Industries, Inc.	76,088	17,587,741
Westlake Chemical Corp. (a)	72,140	4,407,033

		21,994,774

Commercial Services & Supplies 0.6%
Waste Connections, Inc.	107,510	4,729,365

Communications Equipment 3.0%
Cisco Systems, Inc.	178,225	4,957,328
QUALCOMM, Inc.	253,575	18,848,230

		23,805,558

Consumer Finance 1.3%
Discover Financial Services	158,510	10,380,820

Diversified Consumer Services 0.4%
H&R Block, Inc.	95,540	3,217,787

Diversified Financial Services 0.4%
Voya Financial, Inc.	74,180	3,143,748

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.6%
CenturyLink, Inc.	121,080	$4,792,346

Electric Utilities 1.2%
OGE Energy Corp.	269,080	9,546,958

Energy Equipment & Services 1.1%
Dril-Quip, Inc.*	51,580	3,957,733
Nabors Industries Ltd.	362,370	4,703,563

		8,661,296

Food & Staples Retailing 0.7%
Costco Wholesale Corp.	17,600	2,494,800
CVS Health Corp.	28,240	2,719,795

		5,214,595

Food Products 0.8%
Pinnacle Foods, Inc.	177,840	6,277,752

Gas Utilities 0.4%
Questar Corp.	124,860	3,156,461

Health Care Equipment & Supplies 2.7%
Abbott Laboratories	461,295	20,767,501

Health Care Providers & Services 3.9%
Aetna, Inc.	102,020	9,062,437
HCA Holdings, Inc.*	35,320	2,592,135
McKesson Corp.	71,800	14,904,244
Universal Health Services, Inc., Class B	34,670	3,857,384

		30,416,200

Hotels, Restaurants & Leisure 2.3%
International Game Technology	133,684	2,306,049
McDonald’s Corp.	70,445	6,600,696
Starbucks Corp.	66,490	5,455,505
Starwood Hotels & Resorts Worldwide, Inc.	45,055	3,652,609

		18,014,859

Household Durables 0.5%
Newell Rubbermaid, Inc.	113,260	4,314,073

Household Products 1.5%
Procter & Gamble Co. (The)	124,880	11,375,319

Independent Power and Renewable Electricity Producers 0.6%
Calpine Corp.*	214,880	4,755,295

Industrial Conglomerates 2.3%
General Electric Co.	708,090	17,893,434

Information Technology Services 4.0%
Amdocs Ltd.	144,165	6,726,018
Broadridge Financial Solutions, Inc.	45,280	2,091,031
DST Systems, Inc.	72,920	6,865,418

10

Statement of Investments (Continued)

December 31, 2014

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Xerox Corp.	1,116,135	$15,469,631

		31,152,098

Insurance 1.6%
Lincoln National Corp.	70,880	4,087,650
PartnerRe Ltd.	27,990	3,194,499
Prudential Financial, Inc.	54,340	4,915,596

		12,197,745

Internet & Catalog Retail 0.7%
Amazon.com, Inc.*	9,405	2,918,842
Liberty Interactive Corp., Series A*	85,290	2,509,232

		5,428,074

Internet Software & Services 2.4%
eBay, Inc.*	99,765	5,598,812
Google, Inc., Class A*	16,905	8,970,807
Google, Inc., Class C*	7,405	3,897,992

		18,467,611

Life Sciences Tools & Services 1.9%
Illumina, Inc.*	31,060	5,733,055
Thermo Fisher Scientific, Inc.	72,220	9,048,444

		14,781,499

Machinery 1.6%
Graco, Inc.	46,460	3,725,163
Snap-on, Inc.	65,020	8,890,835

		12,615,998

Media 2.2%
DISH Network Corp., Class A*	203,190	14,810,519
Viacom, Inc., Class B	31,345	2,358,711

		17,169,230

Metals & Mining 0.3%
United States Steel Corp. (a)	95,150	2,544,311

Multiline Retail 0.3%
J.C. Penney Co., Inc.* (a)	397,430	2,575,346

Oil, Gas & Consumable Fuels 6.7%
Anadarko Petroleum Corp.	49,855	4,113,037
California Resources Corp.*	35,324	194,635
Chevron Corp.	183,905	20,630,463
EOG Resources, Inc.	94,750	8,723,633
Occidental Petroleum Corp.	88,310	7,118,669
Targa Resources Corp.	16,420	1,741,341
Valero Energy Corp.	105,490	5,221,755
WPX Energy, Inc.*	371,770	4,323,685

		52,067,218

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 5.4%
Johnson & Johnson	153,080	$16,007,576
Merck & Co., Inc.	90,080	5,115,643
Pfizer, Inc.	682,595	21,262,834

		42,386,053

Real Estate Investment Trusts (REITs) 2.7%
American Capital Agency Corp.	327,370	7,146,487
Boston Properties, Inc.	28,880	3,716,567
Equity LifeStyle Properties, Inc.	51,170	2,637,814
Prologis, Inc.	181,940	7,828,878

		21,329,746

Road & Rail 2.6%
Union Pacific Corp.	167,810	19,991,205

Semiconductors & Semiconductor Equipment 1.7%
Broadcom Corp., Class A	72,850	3,156,591
Skyworks Solutions, Inc.	137,540	10,000,533

		13,157,124

Software 5.0%
Adobe Systems, Inc.*	96,870	7,042,449
CA, Inc.	162,345	4,943,405
Electronic Arts, Inc.*	59,330	2,789,400
Microsoft Corp.	396,980	18,439,721
Oracle Corp.	123,945	5,573,807

		38,788,782

Specialty Retail 4.2%
Foot Locker, Inc.	50,540	2,839,337
Home Depot, Inc. (The)	128,770	13,516,987
Lowe’s Cos., Inc.	238,310	16,395,728

		32,752,052

Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	231,610	25,565,112
EMC Corp.	66,840	1,987,821
Hewlett-Packard Co.	110,830	4,447,608

		32,000,541

Textiles, Apparel & Luxury Goods 1.7%
Hanesbrands, Inc.	97,830	10,919,785
NIKE, Inc., Class B	25,415	2,443,652

		13,363,437

Tobacco 2.0%
Philip Morris International, Inc.	189,500	15,434,775

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc.*	200,610	5,915,989

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	98,195	2,479,424

Total Common Stocks (cost $646,043,315)		763,402,521

11

Statement of Investments (Continued)

December 31, 2014

NVIT Nationwide Fund (Continued)

Repurchase Agreements 0.7%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $2,437,872, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.00%, maturing 11/20/21 - 02/20/44; total market value $2,486,627. (b)(c)	$2,437,861	$2,437,861
Goldman Sachs & Co., 0.08%, dated 12/31/14, due 01/02/15, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities ranging from 1.63% - 7.00%, maturing 08/20/18 - 12/20/44; total market value $3,060,000. (b)(c)	3,000,000	3,000,000

Total Repurchase Agreements (cost $5,437,861)		5,437,861

Total Investments (cost $651,481,176) (d) — 98.4%		768,840,382
Other assets in excess of liabilities — 1.6%		12,562,609

NET ASSETS — 100.0%		$781,402,991

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2014. The total value of securities on loan at December 31, 2014 was $5,234,963.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2014 was $5,437,861.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
183	E-Mini S&P 500	03/20/15	$18,779,460	$457,917

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2014

NVIT Nationwide Fund
Assets:
Investments, at value *(cost $646,043,315)	$763,402,521
Repurchase agreements, at value (cost $5,437,861)	5,437,861

Total Investments, at value (total cost $651,481,176)	768,840,382

Cash	18,106,432
Dividends receivable	1,041,313
Security lending income receivable	9,110
Receivable for capital shares issued	118,382
Receivable for variation margin on futures contracts	629,502
Prepaid expenses	1,275

Total Assets	788,746,396

Liabilities:
Payable for capital shares redeemed	1,328,906
Payable upon return of securities loaned (Note 2)	5,437,861
Accrued expenses and other payables:
Investment advisory fees	385,690
Fund administration fees	22,234
Distribution fees	30,033
Administrative servicing fees	103,002
Accounting and transfer agent fees	159
Custodian fees	2,346
Compliance program costs (Note 3)	622
Professional fees	19,838
Printing fees	11,655
Other	1,059

Total Liabilities	7,343,405

Net Assets	$781,402,991

Represented by:
Capital	$881,565,877
Accumulated undistributed net investment income	417,600
Accumulated net realized losses from investments and futures transactions	(218,397,609)
Net unrealized appreciation/(depreciation) from investments	117,359,206
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	457,917

Net Assets	$781,402,991

*	Includes value of securities on loan of $5,234,963 (Note 2)

13

Statement of Assets and Liabilities (Continued)

December 31, 2014

NVIT Nationwide Fund
Net Assets:
Class I Shares	$524,589,219
Class II Shares	141,445,539
Class IV Shares	115,368,233

Total	$781,402,991

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	35,879,573
Class II Shares	9,712,245
Class IV Shares	7,893,643

Total	53,485,461

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.62
Class II Shares	$14.56
Class IV Shares	$14.62

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2014

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$14,827,090
Income from securities lending (Note 2)	25,443
Interest income	8,648

Total Income	14,861,181

EXPENSES:
Investment advisory fees	4,498,526
Fund administration fees	257,510
Distribution fees Class II Shares	369,730
Administrative servicing fees Class I Shares	764,847
Administrative servicing fees Class II Shares	221,839
Administrative servicing fees Class III Shares (a)	883
Administrative servicing fees Class IV Shares	169,716
Professional fees	52,709
Printing fees	75,792
Trustee fees	22,414
Custodian fees	28,797
Accounting and transfer agent fees	1,045
Compliance program costs (Note 3)	2,465
Other	18,926

Total expenses before earnings credit	6,485,199

Earnings credit (Note 4)	(92)

Net Expenses	6,485,107

NET INVESTMENT INCOME	8,376,074

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	61,535,589
Net realized gains from futures transactions (Note 2)	1,888,827

Net realized gains from investments and futures transactions	63,424,416

Net change in unrealized appreciation/(depreciation) from investments	16,677,937
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(18,328)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	16,659,609

Net realized/unrealized gains from investments and futures transactions	80,084,025

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$88,460,099

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$8,376,074	$8,787,997
Net realized gains from investments and futures transactions	63,424,416	172,717,345
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	16,659,609	12,548,398

Change in net assets resulting from operations	88,460,099	194,053,740

Distributions to Shareholders From:
Net investment income:
Class I	(5,938,610)	(6,094,901)
Class II	(1,291,250)	(1,571,656)
Class III (a)	(7,600)	(22,238)
Class IV	(1,313,498)	(1,360,627)

Change in net assets from shareholder distributions	(8,550,958)	(9,049,422)

Change in net assets from capital transactions	(68,014,967)	(85,190,250)

Change in net assets	11,894,174	99,814,068

Net Assets:
Beginning of year	769,508,817	669,694,749

End of year	$781,402,991	$769,508,817

Accumulated undistributed net investment income at end of year	$417,600	$638,019

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$16,891,266	$7,146,785
Proceeds from shares issued from class conversion	1,905,913	–
Dividends reinvested	5,938,610	6,094,901
Cost of shares redeemed	(50,300,589)	(60,797,486)

Total Class I Shares	(25,564,800)	(47,555,800)

Class II Shares
Proceeds from shares issued	4,930,778	1,342,780
Dividends reinvested	1,291,250	1,571,656
Cost of shares redeemed	(39,337,778)	(32,909,711)

Total Class II Shares	(33,115,750)	(29,995,275)

Class III Shares (a)
Proceeds from shares issued	171,899	1,028,284
Dividends reinvested	7,600	22,238
Cost of shares redeemed in class conversion	(1,905,913)	–
Cost of shares redeemed	(171,279)	(597,439)

Total Class III Shares	(1,897,693)	453,083

Class IV Shares
Proceeds from shares issued	1,462,692	1,669,812
Dividends reinvested	1,313,498	1,360,627
Cost of shares redeemed	(10,212,914)	(11,122,697)

Total Class IV Shares	(7,436,724)	(8,092,258)

Change in net assets from capital transactions	$(68,014,967)	$(85,190,250)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

16

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class I Shares
Issued	1,246,815	581,934
Issued in class conversion	142,173	–
Reinvested	425,311	480,452
Redeemed	(3,629,414)	(5,184,999)

Total Class I Shares	(1,815,115)	(4,122,613)

Class II Shares
Issued	339,256	109,612
Reinvested	93,019	124,507
Redeemed	(2,851,972)	(2,826,109)

Total Class II Shares	(2,419,697)	(2,591,990)

Class III Shares (a)
Issued	12,779	85,311
Reinvested	567	1,747
Redeemed in class conversion	(141,661)	–
Redeemed	(12,996)	(49,828)

Total Class III Shares	(141,311)	37,230

Class IV Shares
Issued	106,599	139,314
Reinvested	94,079	107,339
Redeemed	(734,016)	(941,364)

Total Class IV Shares	(533,338)	(694,711)

Total change in shares	(4,909,461)	(7,372,084)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2014(c)	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	–	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013(c)	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	–	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012(c)	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.21%	$426,223,301	0.79%	1.44%	0.80%	23.86%
Year Ended December 31, 2011(c)	$9.11	0.11	(0.06)	0.05	(0.11)	(0.11)	–	$9.05	0.53%	$436,029,821	0.78%	1.21%	0.79%	19.65%
Year Ended December 31, 2010(c)	$8.11	0.07	1.02	1.09	(0.09)	(0.09)	–	$9.11	13.45%	$497,366,746	0.79%	0.88%	0.79%	55.00%	(d)

Class II Shares
Year Ended December 31, 2014(c)	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	–	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013(c)	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	–	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%
Year Ended December 31, 2012(c)	$9.02	0.12	1.13	1.25	(0.12)	(0.12)	–	$10.15	13.85%	$149,466,339	1.04%	1.19%	1.05%	23.86%
Year Ended December 31, 2011(c)	$9.07	0.09	(0.06)	0.03	(0.08)	(0.08)	–	$9.02	0.38%	$168,088,528	1.04%	0.95%	1.05%	19.65%
Year Ended December 31, 2010(c)	$8.07	0.05	1.01	1.06	(0.06)	(0.06)	–	$9.07	13.22%	$200,160,889	1.04%	0.63%	1.04%	55.00%	(d)

Class IV Shares
Year Ended December 31, 2014(c)	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	–	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013(c)	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	–	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012(c)	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.22%	$92,940,203	0.79%	1.45%	0.80%	23.86%
Year Ended December 31, 2011(c)	$9.10	0.11	(0.05)	0.06	(0.11)	(0.11)	–	$9.05	0.63%	$89,436,799	0.79%	1.21%	0.80%	19.65%
Year Ended December 31, 2010(c)	$8.10	0.07	1.02	1.09	(0.09)	(0.09)	–	$9.10	13.48%	$98,522,755	0.79%	0.90%	0.79%	55.00%	(d)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually

19

Notes to Financial Statements (Continued)

December 31, 2014

4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$763,402,521	$—	$—	$763,402,521
Futures Contracts	457,917	—	—	457,917
Repurchase Agreements	—	5,437,861	—	5,437,861
Total	$763,860,438	$5,437,861	$—	$769,298,299

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

20

Notes to Financial Statements (Continued)

December 31, 2014

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2014

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$457,917
Total		$457,917

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year Ended December 31, 2014

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,888,827
Total	$1,888,827

21

Notes to Financial Statements (Continued)

December 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year Ended December 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(18,328)
Total	$(18,328)

Information about derivative instruments reflected as of December 31, 2014 is generally indicative of the type of derivative instruments used for the Fund. The Subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of December 31, 2014 is generally indicative of the volume for the year ended December 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2014, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Securities Lending

During the year ended December 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives is included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income represents fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when received from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. Information on the investment of cash collateral is shown in the Statement of Investments. Cash collateral received is generally invested in repurchase agreements and reported on the Statement of Investments. The U.S. Government Securities received as collateral are held in safe-keeping by JPMorgan ,The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s assets.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

22

Notes to Financial Statements (Continued)

December 31, 2014

At December 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2014, the joint repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.00%, maturing 11/20/21 – 02/20/44; total market value $255,000,967.

Goldman Sachs & Co, 0.08%, dated 12/31/14, due 01/02/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 1.63% – 7.00%, maturing 8/20/18 – 12/20/44; total market value $255,000,000.

At December 31, 2014, the Fund’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Credit Suisse (USA) LLC	$2,437,861	$—	$2,437,861	$(2,437,861)	$—
Goldman Sachs & Co.	3,000,000	—	3,000,000	(3,000,000)	—
Total	$5,437,861	$—	$5,437,861	$(5,437,861)	$—

Amounts designated as “—” are zero.

*	At December 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreements. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repurchase agreement and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

23

Notes to Financial Statements (Continued)

December 31, 2014

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to REIT returns of capital dividends, REIT capital gain dividend reclassifications, and tax returns of capital. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$—	$(45,535)	$45,535

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and

24

Notes to Financial Statements (Continued)

December 31, 2014

those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected HighMark Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2014, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the year ended December 31, 2014, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

25

Notes to Financial Statements (Continued)

December 31, 2014

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2014, NFM earned $257,510 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2014, the Fund’s portion of such costs amounted to $2,465.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2014, NFS earned $1,157,285 in administrative services fees from the Fund.

For the year ended December 31, 2014, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively. For the period from January 1, 2014 through April 25, 2014, the effective rate for administrative services fees that NFS earned was 0.15% for Class III shares.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Mutual Funds (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended December 31, 2014.

26

Notes to Financial Statements (Continued)

December 31, 2014

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended December 31, 2014, the Fund had purchases of $358,735,097 and sales of $428,165,778 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and other matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statement disclosures.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,550,958	$—	$8,550,958	$—	$8,550,958

Amounts designated as “—“are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

December 31, 2014

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,049,422	$—	$9,049,422	$—	$9,049,422

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$417,598	$—	$417,598	$(216,046,351)	$115,465,867	$(100,162,886)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$653,374,515	$135,588,229	$(20,122,362)	$115,465,867

As of December 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Amount	Expires
$216,046,351	2017

During the year ended December 31, 2014, the Fund had capital loss carryforwards that were utilized of $63,071,405 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Nationwide Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

29

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

30

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

31

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

32

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

33

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

34

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

36

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

38

Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

39

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Annual Report

December 31, 2014

Lazard NVIT Flexible Opportunistic Strategies Fund

AR-FOS 2/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders at nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust (NVIT), please call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, OH. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH. In MI only: Nationwide Investment Services Corporation. NISC is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC (NWAM).

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

Nationwide Funds®

Message to Investors

December 31, 2014

Dear Investor,

At Nationwide®, we’re dedicated to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It’s satisfying to build products that can help investors begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put your needs first.

This report brings you information about market trends during the one-year reporting period ended December 31, 2014, as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts. During the 12-month period, nine out of the 10 sectors of the S&P 500® Index posted positive returns. The broad U.S. stock market performance as measured by the S&P 500 Index grew 13.69% for the period. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 5.97% for the period.

We’re here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 13.69% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. International equities were negative in the period, with the MSCI EAFE® Index registering -4.90% and the MSCI Emerging Markets® Index -2.19%, as economic results were disappointing in many foreign countries in 2014. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in eight of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

Nine out of the 10 sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500

Index during the period were utilities, up 28.7%; health care, up 25.0%; and information technology, up 20.3%. Utilities rallied on declining interest rates, health care was strong on new product announcements, and technology rose on strong earnings. The only negative sector in the S&P 500 Index during the reporting period was energy, registering -7.7% on a 46% decline in the price of crude oil. Beyond energy, other relatively weak sectors during the reporting period included telecommunications services, up 2.4%, and materials, up 6.9%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value modestly outperforming growth.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.5% for the first three calendar quarters of the period despite a -2.1% GDP growth rate reported for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result appears to be an anomaly, as expectations are for continued positive growth through 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 6.7% to 5.6%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was weak for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving

[1]	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

2

Economic Review (con’t.)

asset purchases) depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although more than offset by the negative impact of the stronger dollar. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets during the reporting period, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.97% to 2.19%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering and eventual ending of the QE program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Annual Total Return (as of December 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays U.S. 10-20 Year Treasury Bond	14.53%
Barclays Emerging Markets USD Aggregate Bond	4.76%
Barclays Municipal Bond	9.05%
Barclays U.S. Aggregate Bond	5.97%
Barclays U.S. Corporate High Yield	2.45%
MSCI EAFE®	-4.90%
MSCI Emerging Markets®	-2.19%
MSCI World ex USA	-4.32%
Russell 1000® Growth	13.05%
Russell 1000® Value	13.45%
Russell 2000®	4.89%
S&P 500®	13.69%

Source: Morningstar

3

Fund Commentary	Lazard NVIT Flexible Opportunistic Strategies Fund

For the period from the Fund’s inception on April 30, 2014, through December 31, 2014, the Lazard NVIT Flexible Opportunistic Strategies Fund (Class P) returned 3.55% versus 2.93% for its benchmark, the MSCI World Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Alternative Other Funds (consisting of 82 funds as of December 31, 2014) was 0.67% for the same time period.

Please note that the Fund has an inception date of April 30, 2014, giving it an eight-month track record. This abbreviated reporting period provides limited insights.

As 2014 ended, a major investment theme was the continued decoupling of economic growth between the United States from the rest of the world. The U.S. dollar and U.S. large-capitalization stocks outperformed during the past several months ended December 31, 2014, and provided an environment that benefited the Fund during that time due to the flexible nature of our tactical, globally unconstrained strategy. We dynamically repositioned our portfolios amid the quickly changing market dynamics, lowering our exposure to regions where we perceived undue risk and increasing our positioning in U.S. equities and U.S. dollar investments. These strategic decisions were key to the strategy’s outperformance. Broadly, U.S. market performance was driven during the reporting period by indicators of genuine, broad-based economic growth, the plunge in oil prices, central bank normalization of monetary policy, and geopolitical uncertainty. In historical terms, however, U.S. growth remains below its pre-2008 trend line, and thus has more room for improvement. The United States is, in many ways, a best option in a world where meaningful growth and investment opportunities outside the United States are difficult to find. As geopolitical risk rises, the United States benefits from its status as a safe haven.

We believe that the trend of U.S. outperformance will likely continue in the first quarter of 2015, though we also are carefully watching for opportunities in other parts of global markets. U.S. decoupling of economic growth will not continue forever, and elevated U.S. equity prices ultimately may compress versus those of international equities. In addition, improved U.S. growth could be the needed catalyst to help jump-start lackluster global economies (specifically Europe and Japan). Should this be the case, we would look for tactical engagement opportunities in non-U.S. markets.

We are unconvinced that European policymakers will move decisively to address the continent’s many challenges and unlock value. The European Central Bank’s (ECB’s) tactics have thus far been mostly ineffective; the ECB does not have the mandate or the tools to implement more extensive measures, let alone a transition mechanism for monetary policy to permeate the real economy. As we have done in regard to Europe, we are closely monitoring the pace of reform in Asia. We believe Prime Minister Shinzō Abe could use his election victory to implement deeper reforms than the ones currently proposed, which have focused on wage increases from Japanese companies rather than on structural issues such as taxes.

We continue to selectively engage in emerging markets after a significant fourth-quarter 2014 reduction in the Fund’s investments in this asset class due to unresolved conflict in Russia and changing oil-price dynamics, though the weighting remains strategically light. Emerging markets have faced many challenges during the past several years, leaving valuations attractive. Our approach to emerging markets is selective and tactical, as individual emerging market countries have varied exposure to investment themes. We are especially interested in the markets that clearly benefit from lower oil prices (as opposed to those benefiting from oil producers) and also are closely watching markets with exposure to Chinese growth.

The “relative” nature of Fund returns is a central concept in the asset-allocation process. We continue to view cash as a preferred diversification investment over fixed-income investments as bond yields remain near historically low levels. The United States and the U.S. dollar have been relative favorites in a world in which few identifiable catalysts exist for other

4

Fund Commentary (con’t.)	Lazard NVIT Flexible Opportunistic Strategies Fund

regions. Lower oil prices are likely to support consumer spending in Europe and Japan, but they may not remove the need for further reform and monetary measures to combat deflation. While we see strong secular trends in the United States, we also will continue to tactically engage in investment opportunities around the world as they arise.

Thematic investments, which represented 53% of the Fund as of December 31, 2014, performed well during the reporting period. Several of the Fund’s U.S. equity positions helped Fund performance, particularly in the areas of North American technology, share buybacks and small-cap growth. A global automotive position in the Fund somewhat detracted from Fund returns for the reporting period.

Diversifying investments, which represented 39% of the Fund for the reporting period, helped Fund performance due to short euro and yen positions (implemented through ETFs) as well as a position in long-term Treasuries.

Contrarian investments, which represented 2% of the Fund at the end of the reporting period, hurt Fund performance. The Fund’s exposure to oil and gas services also hurt Fund returns.

Discounted investments, which represented 5% of the Fund as of December 31, 2014, were the best performers during the reporting period. Fund positions in Indian equities and an international currency basket contributed to Fund returns during the reporting period.

Refer to the prospectus for a description of the categories.

Subadviser:

Lazard Asset Management, LLC

Portfolio Managers:

David R. Cleary; CFA and Christopher Komosa, CFA

The Fund is designed to provide diversification using a flexible asset allocation strategy by investing in underlying funds, as well as investing directly in equity and fixed-income securities. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund is subject to the risks of its underlying funds, which may include exchange-traded funds (ETFs) and closed-end funds. The shares of closed-end funds and ETFs may trade at prices at, below or above their most recent net asset value. There is no guarantee that a fund’s discount will ever be narrowed or eliminated. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index.

The Fund also may invest in exchange-traded notes (ETNs), which may not trade in the secondary market, but typically are redeemable by the issuer and are subject to the creditworthiness of the issuer. ETNs are debt securities and are not regulated under the 1940 Act.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives, including commodities (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Lazard NVIT Flexible Opportunistic Strategies Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the reporting period, the Lazard NVIT Flexible Opportunistic Strategies Fund (Class P) returned 3.55%, outperforming the benchmark by 0.62% and outperforming the Lipper peer category median by 2.88%

•

Diversifying investments, which represented 39% of the Fund for the reporting period, helped Fund performance due to short euro and yen positions (implemented through ETFs) as well as a position in long-term Treasurys

•	Contrarian investments, which represented 2% of the Fund at the end of the reporting period, hurt Fund performance, and the Fund’s exposure to oil and gas services also hurt Fund returns

Asset Allocation†

Equity Funds	52.4%
Fixed Income Fund	10.7%
Closed-End Mutual Fund	5.3%
Exchange Traded Note	3.0%
Other assets in excess of liabilities	28.6%
100.0%

Top Holdings††

Vanguard Short-Term Corporate Bond ETF	15.0%
iShares U.S. Consumer Services ETF	11.5%
PowerShares Buyback Achievers Portfolio	9.9%
iShares North American Tech ETF	8.4%
Guggenheim S&P 500 Equal Weight ETF	7.7%
Vanguard Russell 2000 Growth	7.4%
Morgan Stanley India Investment Fund, Inc.	7.4%
Financial Select Sector SPDR Fund	6.2%
VelocityShares Daily Inverse VIX Short Term ETN	4.2%
iShares U.S. Healthcare Providers ETF	4.1%
Other Holdings	18.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2014.

††	Percentages indicated are based upon total investments as of December 31, 2014.

6

Fund Performance	Lazard NVIT Flexible Opportunistic Strategies Fund

Average Annual Total Return1

(For period ended December 31, 2014)

Inception[2]
Class P	3.55%
MSCI World Index	2.93%
CPI	(0.95)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014. Not annualized.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	1.91%	1.50%

^	Current effective prospectus dated April 23, 2014. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	Lazard NVIT Flexible Opportunistic Strategies Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the Lazard NVIT Flexible Opportunistic Strategies Fund since inception through 12/31/14 versus performance of the MSCI World Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Lazard NVIT Flexible Opportunistic Strategies Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) and continued to hold your shares at the end of the reporting period (December 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2014 through December 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 through December 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Lazard NVIT Flexible Opportunistic Strategies Fund December 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 12/31/14	Expenses Paid During Period ($) 07/01/14 - 12/31/14(a)	Expense Ratio During Period (%) 07/01/14 - 12/31/14(a)
Class P Shares	Actual	(b)	1,000.00	1,009.30	5.62	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.61	5.65	1.11

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through December 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2014

Lazard NVIT Flexible Opportunistic Strategies Fund

Mutual Fund 5.3%

	Shares	Market Value

Closed-End Mutual Fund 5.3%
Morgan Stanley India Investment Fund, Inc. *	11,400	$306,318

Total Mutual Funds (cost $279,485)		306,318

Exchange Traded Funds 63.1%
Equity Funds 52.4%
Financial Select Sector SPDR Fund	10,380	256,697
Guggenheim S&P 500 Equal Weight ETF	3,985	318,999
iShares China Large-Cap ETF	2,895	120,490
iShares Currency Hedged MSCI Japan ETF	6,185	167,675
iShares North American Tech ETF	3,420	348,567
iShares U.S. Consumer Services ETF	3,460	476,546
iShares U.S. Healthcare Providers ETF	1,430	169,269
iShares U.S. Medical Devices ETF	1,320	149,305
PowerShares Aerospace & Defense Portfolio Fund	4,260	148,035
PowerShares Buyback Achievers Portfolio Fund	8,560	411,308
SPDR Barclays Convertible Securities ETF	3,485	163,412
Vanguard Russell 2000 Growth ETF	2,945	306,339

Total Equity Funds (cost $2,858,876)		3,036,642

Fixed Income Fund 10.7%
Vanguard Short-Term Corporate Bond ETF	7,805	621,512

Total Fixed Income Fund (cost $627,337)		621,512

Total Exchange Traded Funds (cost $3,486,213)		3,658,154

Exchange Traded Note 3.0%

	Principal Amount

Exchange Traded Note 3.0%
VelocityShares Daily Inverse VIX Short Term ETN*	$5,600	174,384

Total Exchange Traded Note (cost $181,241)		174,384

Total Investments (cost $3,946,939) (a) — 71.4%		4,138,856
Other assets in excess of liabilities — 28.6%		1,657,546

NET ASSETS — 100.0%		$5,796,402

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

ETN	Exchange Traded Note

VIX	Chicago Board Options Exchange Volatility Index

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2014

Lazard NVIT Flexible Opportunistic Strategies Fund
Assets:
Investments, at value (cost $3,946,939)	$4,138,856
Cash	1,649,054
Dividends receivable	10,908
Receivable for capital shares issued	79
Receivable for investment advisory fees	9,016
Prepaid offering costs	15,423

Total Assets	5,823,336

Liabilities:
Accrued expenses and other payables:
Fund administration fees	6,465
Distribution fees	1,229
Accounting and transfer agent fees	136
Custodian fees	565
Compliance program costs (Note 3)	40
Professional fees	13,183
Printing fees	5,046
Other	270

Total Liabilities	26,934

Net Assets	$5,796,402

Represented by:
Capital	$5,662,542
Accumulated net realized losses from investments	(58,057)
Net unrealized appreciation/(depreciation) from investments	191,917

Net Assets	$5,796,402

Net Assets:
Class P Shares	$5,796,402

Total	$5,796,402

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	565,952

Total	565,952

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):

Class P Shares	$10.24

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Period Ended December 31, 2014

Lazard NVIT Flexible Opportunistic Strategies Fund (a)
INVESTMENT INCOME:
Dividend income	$63,239
Interest income	544

Total Income	63,783

EXPENSES:
Offering costs	29,223
Investment advisory fees	30,250
Fund administration fees	32,608
Distribution fees Class P Shares	9,453
Professional fees	13,287
Printing fees	22,109
Trustee fees	117
Custodian fees	897
Accounting and transfer agent fees	1,666
Compliance program costs (Note 3)	49
Other	641

Total expenses before earnings credit and expenses reimbursed	140,300

Earnings credit (Note 4)	(322)
Expenses reimbursed by adviser (Note 3)	(97,987)

Net Expenses	41,991

NET INVESTMENT INCOME	21,792

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying funds	7,260
Net realized losses from investment transactions	(34,350)

Net realized losses from investments	(27,090)

Net change in unrealized appreciation/(depreciation) from investments	191,917

Net realized/unrealized gains from investments	164,827

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$186,619

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets

Lazard NVIT Flexible Opportunistic Strategies Fund
Period ended December 31, 2014 (a)
Operations:
Net investment income	$21,792
Net realized losses from investments	(27,090)
Net change in unrealized appreciation/(depreciation) from investments	191,917

Change in net assets resulting from operations	186,619

Distributions to Shareholders From:
Net investment income:
Class P	(40,272)
Net realized gains:
Class P	(24,611)

Change in net assets from shareholder distributions	(64,883)

Change in net assets from capital transactions	5,674,666

Change in net assets	5,796,402

Net Assets:
Beginning of period	–

End of period	$5,796,402

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$6,055,220
Dividends reinvested	64,883
Cost of shares redeemed	(445,437)

Total Class P Shares	5,674,666

Change in net assets from capital transactions	$5,674,666

SHARE TRANSACTIONS:
Class P Shares
Issued	602,993
Reinvested	6,300
Redeemed	(43,341)

Total Class P Shares	565,952

Total change in shares	565,952

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Lazard NVIT Flexible Opportunistic Strategies Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class P Shares
Period Ended December 31, 2014 (d)(e)	$10.00	0.04	0.31	0.35	(0.07)	(0.04)	(0.11)	$10.24	3.55%	$5,796,402	1.12%	0.38%	3.71%	239.28%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2014

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2014, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Lazard NVIT Flexible Opportunistic Strategies Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other unaffiliated exchange-traded funds (“ETFs”) and closed-end funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Fund also invests in an exchange-traded note (“ETN”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

The Fund commenced operations on May 1, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

Notes to Financial Statements (Continued)

December 31, 2014

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Closed-end and exchange-traded funds are valued at their last reported sale price. Exchange Traded Notes are valued at the last quoted sales price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2014, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the period ended December 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2014 are primarily attributable to capital distributions from Underlying Funds, distribution redesignation, non-deductible offering costs, non-deductible 12b-1 fees, and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended December 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments
$(12,124)	$18,480	$(6,356)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

16

Notes to Financial Statements (Continued)

December 31, 2014

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2014, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.80%
$100 million and more	0.70%

For the period ended December 31, 2014, the Fund’s effective advisory fee rate was 0.80%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.86% for Class P shares of the Fund until April 30, 2015.

17

Notes to Financial Statements (Continued)

December 31, 2014

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Total
$97,987	$97,987

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the period ended December 31, 2014, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2014, NFM earned $32,608 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2014, the Fund’s portion of such costs amounted to $49.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

18

Notes to Financial Statements (Continued)

December 31, 2014

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Fund has been added to the Trust and Nationwide Mutual Funds (together, the “Trusts”) renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the period ended December 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the period from May 1, 2014 (commencement of operations) through December 31, 2014, the Fund had purchases of $15,326,235 and sales of $11,344,818 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

19

Notes to Financial Statements (Continued)

December 31, 2014

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$59,761	$5,122	$64,883	$—	$64,883

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(55,621)	$189,481	$133,860

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,949,375	$203,983	$(14,502)	$189,481

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2014, the Fund’s qualified late year losses amounted to $55,621.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Lazard NVIT Flexible Opportunistic Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lazard NVIT Flexible Opportunistic Strategies Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

21

Supplemental Information

December 31, 2014 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2014, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $5,122, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

22

Management Information

December 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

23

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar[5] 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

24

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[6] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

December 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	On December 31, 2014, Ms. Hennigar retired as a Trustee of Nationwide Funds Group.
[6]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

December 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S.

non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morningstar® Moderate Target Risk Index: One of a series of five unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on asset allocation methodologies developed and maintained by Ibbotson Associates, a Morningstar company.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

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Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell 3000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

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Glossary

Definitions of some commonly used investment terms:

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

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Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

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3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H. J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2013, and December 31, 2014.

	2013	2014
Audit Fees	$904,280	$1,020,271
Audit-Related Fees	$20,621	$21,238
Tax Fees	$397,810	$339,854	(a)
All Other Fees	$0	$0

Total	$1,322,711	$1,381,363	(a)

(a)	Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2013, and December 31, 2014.

	2013	2014
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2013, and December 31, 2014:

	2013	2014
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2013, and December 31, 2014:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2014, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2013, and December 31, 2014, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

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Schedule I – Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

5

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that, except as discussed in the following paragraph, these disclosure controls and procedures are adequately designed and operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. The registrant’s management, including its principal executive officer and principal financial officer, believes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

6

Management has determined that because the Nationwide Variable Insurance Trust Investor Destinations Conservative Fund (the “Fund”) did not have substantially all of the Fund’s holdings classified as level 1 and level 2 securities in that it held a significant portion of its holdings in a level 3 security within the hierarchy as of December 31, 2013, a Statement of Cash Flows should be presented in accordance with a recent technical correction to the Financial Accounting Standards Board Accounting Standards Codification Topic 230 (“ASC 230”). As a result of this technical correction, Management is amending the December 31, 2013 shareholder report (the “Amendment”). The Amendment does not change any of the existing December 31, 2013 financial statement information including the financial highlights and the notes to the financial statements, nor did any of the share class net asset values, net assets, or shares outstanding require any update. There was no impact to the net asset value of the Fund’s shares or the total return of the Fund’s shares for any period. The controls in place were insufficient to ensure that the technical correction described above, was appropriately incorporated into the Fund’s financial statements included in its 2013 shareholder report which resulted in a material weakness as of December 31, 2013. Management has subsequently modified controls to review such future technical corrections to ensure compliance with ASC 230.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Other than the modification of controls to review future technical corrections as noted above to ensure compliance with ASC 230, there were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 25, 2015

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 25, 2015

*	Print the name and title of each signing officer under his or her signature.